UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:         811-03213

NATIONWIDE VARIABLE INSURANCE TRUST

(Exact name of registrant as specified in charter)

One Nationwide Plaza: Mail Code: 05-02-210R Columbus, OH 43215

(Address of principal executive offices) (Zip code)

Eric E. Miller, Esq.

One Nationwide Plaza

Mail Code: 05-02-210R

Columbus, OH 43215

(Name and address of agent for service)

Registrant’s telephone number, including area code: (614) 435-1795

Date of fiscal year end: December 31, 2018

Date of reporting period: January 1, 2018 through June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than ten (10) days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR § 270.30e-1). The Commission may use the information provided on Form N-CSR in the Commission’s regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D. C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR § 270.30e-1).

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Semiannual Report

June 30, 2018 (Unaudited)

American Funds NVIT Asset Allocation Fund

SAR-AM-AA 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

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Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

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Shareholder Expense Example	American Funds NVIT Asset Allocation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Funds NVIT Asset Allocation Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,008.30	3.19	0.64
	Hypothetical	(c)(d)	1,000.00	1,021.62	3.21	0.64

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

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Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

American Funds NVIT Asset Allocation Fund
Assets:
Investment in Master Fund (cost $5,322,229,828) (Note 2(a))	$6,714,787,841
Receivable for investment sold	1,785,786
Receivable for capital shares issued	124,649
Prepaid expenses	55,213

Total Assets	6,716,753,489

Liabilities:
Payable for capital shares redeemed	1,910,435
Accrued expenses and other payables:
Fund administration fees	126,207
Master feeder service provider fee	554,180
Distribution fees	1,393,580
Administrative servicing fees	1,333,641
Accounting and transfer agent fees	644
Trustee fees	2,654
Custodian fees	34,299
Compliance program costs (Note 3)	6,292
Professional fees	19,635
Printing fees	126,166

Total Liabilities	5,507,733

Net Assets	$6,711,245,756

Represented by:
Capital	$4,521,971,342
Accumulated undistributed net investment income	81,505,459
Accumulated net realized gains from investment security	715,210,942
Net unrealized appreciation/(depreciation) in investment security	1,392,558,013

Net Assets	$6,711,245,756

Net Assets:
Class II Shares	$6,711,245,756

Total	$6,711,245,756

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	251,002,281

Total	251,002,281

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$26.74

The accompanying notes are an integral part of these financial statements.

4

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

American Funds NVIT Asset Allocation Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$23,931,433

Total Income	23,931,433

EXPENSES:
Fund administration fees	740,207
Master feeder service provider fees	8,447,738
Distribution fees Class II Shares	8,447,738
Administrative servicing fees Class II Shares	8,447,738
Professional fees	150,094
Printing fees	51,842
Trustee fees	104,106
Custodian fees	126,469
Accounting and transfer agent fees	1,903
Compliance program costs (Note 3)	13,151
Other	53,460

Total expenses before earnings credit and fees waived	26,584,446

Earnings credit (Note 4)	(1)
Master feeder service provider fees waived (Note 3)	(5,089,210)

Net Expenses	21,495,235

NET INVESTMENT INCOME	2,436,198

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from Master Fund	290,070,321
Net realized gains from transactions in investment security	77,318,312

Net realized gains	367,388,633

Net change in unrealized appreciation/depreciation in the value of investment security	(312,802,145)

Net realized/unrealized gains	54,586,488

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$57,022,686

The accompanying notes are an integral part of these financial statements.

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Statements of Changes in Net Assets

	American Funds NVIT Asset Allocation Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$2,436,198	$74,898,036
Net realized gains	367,388,633	355,196,534
Net change in unrealized appreciation/depreciation	(312,802,145)	520,491,378

Change in net assets resulting from operations	57,022,686	950,585,948

Distributions to Shareholders From:
Net investment income:
Class II	—	(72,276,681)
Net realized gains:
Class II	—	(145,605,764)

Change in net assets from shareholder distributions	—	(217,882,445)

Change in net assets from capital transactions	(205,621,243)	45,134,117

Change in net assets	(148,598,557)	777,837,620

Net Assets:
Beginning of period	6,859,844,313	6,082,006,693

End of period	$6,711,245,756	$6,859,844,313

Accumulated undistributed net investment income at end of period	$81,505,459	$79,069,261

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$28,486,241	$92,775,111
Dividends reinvested	—	217,882,445
Cost of shares redeemed	(234,107,484)	(265,523,439)

Total Class II Shares	(205,621,243)	45,134,117

Change in net assets from capital transactions	$(205,621,243)	$45,134,117

SHARE TRANSACTIONS:
Class II Shares
Issued	1,068,189	3,677,705
Reinvested	—	8,581,427
Redeemed	(8,741,833)	(10,396,859)

Total Class II Shares	(7,673,644)	1,862,273

Total change in shares	(7,673,644)	1,862,273

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Asset Allocation Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)
Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$26.52	0.01	0.21	0.22	–	–	–	$26.74	0.83%	$6,711,245,756	0.64%	0.07%	0.79%	3.55%
Year Ended December 31, 2017	$23.68	0.29	3.42	3.71	(0.29)	(0.58)	(0.87)	$26.52	15.79%	$6,859,844,313	0.64%	1.14%	0.79%	4.24%
Year Ended December 31, 2016	$23.60	0.30	1.77	2.07	(0.48)	(1.51)	(1.99)	$23.68	9.00%	$6,082,006,693	0.64%	1.25%	0.79%	2.10%
Year Ended December 31, 2015	$24.90	0.31	(0.13)	0.18	(0.36)	(1.12)	(1.48)	$23.60	0.98%	$5,505,446,466	0.64%	1.27%	0.79%	2.20%
Year Ended December 31, 2014	$23.98	0.27	0.93	1.20	(0.24)	(0.04)	(0.28)	$24.90	4.99%	$5,383,130,851	0.64%	1.12%	0.79%	1.85%
Year Ended December 31, 2013	$19.70	0.25	4.32	4.57	(0.28)	(0.01)	(0.29)	$23.98	23.28%	$5,010,755,558	0.64%	1.13%	0.79%	1.95%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expenses do not include expenses from the Master Fund.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

The accompanying notes are an integral part of these financial statements.

7

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the American Funds NVIT Asset Allocation Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “feeder fund,” which means that the Fund does not buy individual securities directly, and may have additional investment and concentration risk. Instead, the Fund invests all of its assets in Class 1 shares of another mutual fund, the American Asset Allocation Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund therefore has the same objective(s) and limitations as the Master Fund in which the Fund invests, and the investment return of the Fund corresponds to that of the Master Fund. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting and financial reporting purposes, the Fund is treated as a fund-of-funds. The percentage of the Master Fund’s portfolio owned by the Fund at June 30, 2018 was 25.88%.

The Fund currently offers Class II shares.

The Fund and the Master Fund are diversified funds, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of

8

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to Note 3 of the Master Fund Semiannual Report, which is included along with this report, for the Master Fund’s security valuation policies.

At June 30, 2018, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Master Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Master Fund are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

9

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research and Management Company manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. Effective May 1, 2018, NFM has entered into a contractual agreement with the Trust under which NFM waives a portion of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services according to the schedule below.

Fee Waiver Schedule(a)
Up to $6.4 billion	0.15%
$6.4 billion and up to $7.1 billion	0.16%
$7.1 billion and up to $7.3 billion	0.165%
$7.3 billion and more	0.17%
(a)	For the period May 1, 2018 through June 30, 2018. This waiver remains in effect until April 30, 2019.

10

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Prior to May 1, 2018, NFM waived a portion of the fees NFM received for providing the Fund with non-investment advisory master-feeder operational support services according to the schedule below.

Fee Waiver Schedule
Up to $6.4 billion	0.15%
$6.4 billion and more	0.16%

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $740,207 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $13,151.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

11

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.25% for Class II shares, for a total amount of $8,447,738.

4.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

5.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $328,191,365 and sales of $241,458,316 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

6.  Risks Associated with Investment in Master Fund

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Master Fund. Please refer to Note 4 of the Master Fund Semiannual Report, which is included along with this report, for the Master Fund’s principal risks of investments. The relative concentration in the Master Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

12

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

The Master Fund does not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses of the Master Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the Master Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

9.  Federal Tax Information

As of June 30, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$5,324,932,117	$1,389,855,724	$—	$1,389,855,724

Amounts designated as “—” are zero or have been rounded to zero.

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit, Interfund Lending and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

13

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

14

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

15

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

16

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

17

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

18

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

19

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

20

Semiannual Report

June 30, 2018 (Unaudited)

American Funds NVIT Bond Fund

SAR-AM-BD 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Shareholder Expense Example	American Funds NVIT Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Funds NVIT Bond Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)(b)
Class II Shares	Actual	(c)	1,000.00	979.10	3.14	0.64
	Hypothetical	(c)(d)	1,000.00	1,021.62	3.21	0.64

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

3

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

American Funds NVIT Bond Fund
Assets:
Investment in Master Fund (cost $3,005,248,494) (Note 2(a))	$2,909,685,669
Receivable for investment sold	135,986
Receivable for capital shares issued	25,897
Prepaid expenses	24,680

Total Assets	2,909,872,232

Liabilities:
Payable for capital shares redeemed	161,883
Accrued expenses and other payables:
Fund administration fees	57,587
Master feeder service provider fee	234,915
Distribution fees	595,620
Administrative servicing fees	550,406
Accounting and transfer agent fees	264
Trustee fees	659
Custodian fees	10,279
Compliance program costs (Note 3)	2,603
Professional fees	10,072
Printing fees	88,824

Total Liabilities	1,713,112

Net Assets	$2,908,159,120

Represented by:
Capital	$2,920,902,022
Accumulated undistributed net investment income	73,209,117
Accumulated net realized gains from investment security	9,610,806
Net unrealized appreciation/(depreciation) in investment security	(95,562,825)

Net Assets	$2,908,159,120

Net Assets:
Class II Shares	$2,908,159,120

Total	$2,908,159,120

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	258,315,836

Total	258,315,836

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$11.26

The accompanying notes are an integral part of these financial statements.

4

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

American Funds NVIT Bond Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$12,304,391

Total Income	12,304,391

EXPENSES:
Fund administration fees	326,096
Master feeder service provider fees	3,597,619
Distribution fees Class II Shares	3,597,619
Administrative servicing fees Class II Shares	3,597,619
Professional fees	66,515
Printing fees	35,574
Trustee fees	44,290
Custodian fees	51,422
Accounting and transfer agent fees	850
Compliance program costs (Note 3)	5,606
Other	21,623

Total expenses before fees waived	11,344,833

Master feeder service provider fees waived (Note 3)	(2,178,526)

Net Expenses	9,166,307

NET INVESTMENT INCOME	3,138,084

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from Master Fund	3,964,748
Net realized gains from transactions in investment security	5,068,559

Net realized gains	9,033,307

Net change in unrealized appreciation/depreciation in the value of investment security	(72,907,523)

Net realized/unrealized losses	(63,874,216)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(60,736,132)

The accompanying notes are an integral part of these financial statements.

5

Statements of Changes in Net Assets

	American Funds NVIT Bond Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$3,138,084	$42,484,734
Net realized gains	9,033,307	39,542,971
Net change in unrealized depreciation	(72,907,523)	(1,323,825)

Change in net assets resulting from operations	(60,736,132)	80,703,880

Distributions to Shareholders From:
Net investment income:
Class II	–	(33,115,734)
Net realized gains:
Class II	–	(7,487,826)

Change in net assets from shareholder distributions	–	(40,603,560)

Change in net assets from capital transactions	141,741,616	470,473,598

Change in net assets	81,005,484	510,573,918

Net Assets:
Beginning of period	2,827,153,636	2,316,579,718

End of period	$2,908,159,120	$2,827,153,636

Accumulated undistributed net investment income at end of period	$73,209,117	$70,071,033

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$182,838,101	$442,465,876
Dividends reinvested	–	40,603,560
Cost of shares redeemed	(41,096,485)	(12,595,838)

Total Class II Shares	141,741,616	470,473,598

Change in net assets from capital transactions	$141,741,616	$470,473,598

SHARE TRANSACTIONS:
Class II Shares
Issued	16,029,915	38,598,202
Reinvested	–	3,512,419
Redeemed	(3,638,409)	(1,092,819)

Total Class II Shares	12,391,506	41,017,802

Total change in shares	12,391,506	41,017,802

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

6

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)
Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$11.50	0.01	(0.25)	(0.24)	–	–	–	$11.26	(2.09%	)	$2,908,159,120	0.64%	0.22%	0.79%	1.53%
Year Ended December 31, 2017	$11.31	0.19	0.17	0.36	(0.14)	(0.03)	(0.17)	$11.50	3.21%		$2,827,153,636	0.64%	1.62%	0.79%	0.59%
Year Ended December 31, 2016	$11.34	0.16	0.15	0.31	(0.30)	(0.04)	(0.34)	$11.31	2.65%		$2,316,579,718	0.64%	1.37%	0.79%	2.74%
Year Ended December 31, 2015	$11.53	0.16	(0.19)	(0.03)	(0.16)	–	(0.16)	$11.34	(0.23%	)	$1,984,485,596	0.64%	1.35%	0.79%	2.38%
Year Ended December 31, 2014	$11.22	0.18	0.37	0.55	(0.14)	(0.10)	(0.24)	$11.53	4.98%		$1,780,497,319	0.64%	1.61%	0.79%	5.32%
Year Ended December 31, 2013	$11.73	0.18	(0.49)	(0.31)	(0.20)	–	(0.20)	$11.22	(2.57%	)	$1,529,419,945	0.64%	1.54%	0.79%	0.90%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expenses do not include expenses from the Master Fund.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

The accompanying notes are an integral part of these financial statements.

7

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the American Funds NVIT Bond Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “feeder fund,” which means that the Fund does not buy individual securities directly, and may have additional investment and concentration risk. Instead, the Fund invests all of its assets in Class 1 shares of another mutual fund, the American Bond Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund therefore has the same objective(s) and limitations as the Master Fund in which the Fund invests, and the investment return of the Fund corresponds to that of the Master Fund. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting and financial reporting purposes, the Fund is treated as a fund-of-funds. The percentage of the Master Fund’s portfolio owned by the Fund at June 30, 2018 was 27.37%.

The Fund currently offers Class II shares.

The Fund and the Master Fund are diversified funds, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair

8

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to Note 3 of the Master Fund Semiannual Report, which is included along with this report, for the Master Fund’s security valuation policies.

At June 30, 2018, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Master Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Master Fund are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

9

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research and Management Company manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. Effective May 1, 2018, NFM has entered into a contractual agreement with the Trust under which NFM waives a portion of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services according to the schedule below.

Fee Waiver Schedule(a)
Up to $2.5 billion	0.15%
$2.5 billion and up to $2.9 billion	0.16%
$2.9 billion and up to $3.35 billion	0.165%
$3.35 billion and more	0.17%
(a)	For the period May 1, 2018 through June 30, 2018. This waiver remains in effect until April 30, 2019.

Prior to May 1, 2018, NFM waived a portion of the fees NFM received for providing the Fund with non-investment advisory master-feeder operational support services according to the schedule below.

Fee Waiver Schedule
Up to $2.5 billion	0.15%
$2.5 billion and more	0.16%

10

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $326,096 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $5,606.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.25% for Class II shares, for a total amount of $3,597,619.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of

11

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $193,283,876 and sales of $44,459,307 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

6.  Risks Associated with Investment in Master Fund

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Master Fund. Please refer to Note 4 of the Master Fund Semiannual Report, which is included along with this report, for the Master Fund’s principal risks of investments. The relative concentration in the Master Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

12

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

The Master Fund does not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses of the Master Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the Master Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

9.  Federal Tax Information

As of June 30, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$3,014,717,539	$—	$(105,031,870)	$(105,031,870)

Amounts designated as “—” are zero or have been rounded to zero.

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit and Interfund Lending”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

13

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

14

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

15

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

16

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

17

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

18

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

19

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

20

Semiannual Report

June 30, 2018 (Unaudited)

American Funds NVIT Global Growth Fund

SAR-AM-GG 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Shareholder Expense Example	American Funds NVIT Global Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Funds NVIT Global Growth Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,028.40	3.32	0.66
	Hypothetical(c)(d)		1,000.00	1,021.52	3.31	0.66

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

3

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

American Funds NVIT Global Growth Fund
Assets:
Investment in Master Fund (cost $347,493,945) (Note 2(a))	$395,653,945
Receivable for capital shares issued	249,687
Prepaid expenses	2,147

Total Assets	395,905,779

Liabilities:
Payable for investment purchased	245,528
Payable for capital shares redeemed	4,159
Accrued expenses and other payables:
Fund administration fees	13,507
Master feeder service provider fee	33,205
Distribution fees	83,027
Administrative servicing fees	80,306
Accounting and transfer agent fees	64
Trustee fees	68
Custodian fees	1,088
Compliance program costs (Note 3)	366
Professional fees	7,839
Printing fees	63,015
Other	3,279

Total Liabilities	535,451

Net Assets	$395,370,328

Represented by:
Capital	$299,850,744
Accumulated undistributed net investment income	74,155
Accumulated net realized gains from investment security	47,285,429
Net unrealized appreciation/(depreciation) in investment security	48,160,000

Net Assets	$395,370,328

Net Assets:
Class II Shares	$395,370,328

Total	$395,370,328

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	12,127,883

Total	12,127,883

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$32.60

The accompanying notes are an integral part of these financial statements.

4

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

American Funds NVIT Global Growth Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$490,062

Total Income	490,062

EXPENSES:
Fund administration fees	61,482
Master feeder service provider fees	498,754
Distribution fees Class II Shares	498,754
Administrative servicing fees Class II Shares	498,754
Professional fees	15,545
Printing fees	19,012
Trustee fees	6,084
Custodian fees	7,057
Accounting and transfer agent fees	206
Compliance program costs (Note 3)	767
Other	4,429

Total expenses before fees waived	1,610,844

Master feeder service provider fees waived (Note 3)	(299,254)

Net Expenses	1,311,590

NET INVESTMENT LOSS	(821,528)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT:
Net realized gains distributions from Master Fund	26,838,760
Net realized gains from transactions in investment security	6,563,541

Net realized gains	33,402,301

Net change in unrealized appreciation/depreciation in the value of investment security	(21,497,648)

Net realized/unrealized gains	11,904,653

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$11,083,125

The accompanying notes are an integral part of these financial statements.

5

Statements of Changes in Net Assets

	American Funds NVIT Global Growth Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income/(loss)	$(821,528)	$895,697
Net realized gains	33,402,301	23,878,948
Net change in unrealized appreciation/depreciation	(21,497,648)	68,364,684

Change in net assets resulting from operations	11,083,125	93,139,329

Distributions to Shareholders From:
Net investment income:
Class II	–	(2,531,680)
Net realized gains:
Class II	–	(28,248,244)

Change in net assets from shareholder distributions	–	(30,779,924)

Change in net assets from capital transactions	(6,039,543)	28,331,921

Change in net assets	5,043,582	90,691,326

Net Assets:
Beginning of period	390,326,746	299,635,420

End of period	$395,370,328	$390,326,746

Accumulated undistributed net investment income/(loss) at end of period	$74,155	$895,683

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$16,717,048	$37,273,089
Dividends reinvested	–	30,779,924
Cost of shares redeemed	(22,756,591)	(39,721,092)

Total Class II Shares	(6,039,543)	28,331,921

Change in net assets from capital transactions	$(6,039,543)	$28,331,921

SHARE TRANSACTIONS:
Class II Shares
Issued	507,198	1,250,636
Reinvested	–	1,029,085
Redeemed	(692,908)	(1,314,751)

Total Class II Shares	(185,710)	964,970

Total change in shares	(185,710)	964,970

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

6

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Global Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)(e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)
Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$31.70	(0.07)	0.97	0.90	–	–	–	$32.60	2.84%	$395,370,328	0.66%	(0.41%	)	0.81%	4.38%
Year Ended December 31, 2017	$26.40	0.08	7.93	8.01	(0.22)	(2.49)	(2.71)	$31.70	30.97%	$390,326,746	0.67%	0.25%		0.82%	9.22%
Year Ended December 31, 2016	$29.48	0.14	–	0.14	(0.44)	(2.78)	(3.22)	$26.40	0.19%	$299,635,420	0.67%	0.52%		0.82%	8.36%
Year Ended December 31, 2015	$30.78	0.21	1.68	1.89	(0.21)	(2.98)	(3.19)	$29.48	6.54%	$302,116,620	0.67%	0.65%		0.82%	6.09%
Year Ended December 31, 2014	$30.44	0.24	0.32	0.56	(0.22)	–	(0.22)	$30.78	1.84%	$260,705,224	0.67%	0.78%		0.82%	6.40%
Year Ended December 31, 2013	$23.75	0.24	6.55	6.79	(0.10)	–	(0.10)	$30.44	28.64%	$242,918,854	0.68%	0.89%		0.83%	7.29%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expenses do not include expenses from the Master Fund.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

The accompanying notes are an integral part of these financial statements.

7

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the American Funds NVIT Global Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “feeder fund,” which means that the Fund does not buy individual securities directly, and may have additional investment and concentration risk. Instead, the Fund invests all of its assets in Class 1 shares of another mutual fund, the American Global Growth Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund therefore has the same objective(s) and limitations as the Master Fund in which the Fund invests, and the investment return of the Fund corresponds to that of the Master Fund. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting and financial reporting purposes, the Fund is treated as a fund-of-funds. The percentage of the Master Fund’s portfolio owned by the Fund at June 30, 2018 was 6.30%.

The Fund currently offers Class II shares.

The Fund and the Master Fund are diversified funds, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of

8

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to Note 3 of the Master Fund Semiannual Report, which is included along with this report, for the Master Fund’s security valuation policies.

At June 30, 2018, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Master Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Master Fund are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

9

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research and Management Company manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. Effective May 1, 2018, NFM has entered into a contractual agreement with the Trust under which NFM waives a portion of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services according to the schedule below.

Fee Waiver Schedule (a)
Up to $2 billion	0.15%
$2 billion and more	0.17%
(a)	For the period May 1, 2018 through June 30, 2018. This waiver remains in effect until April 30, 2019.

Prior to May 1, 2018, NFM waived a portion of the fees NFM received for providing the Fund with non-investment advisory master-feeder operational support services according to the schedule below.

Fee Waiver Schedule
Up to $2 billion	0.15%
$2 billion and more	0.16%

10

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $61,482 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $767.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.25% for Class II shares, for a total amount of $498,754.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including

11

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $37,512,892 and sales of $17,528,977 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

6.  Risks Associated with Investment in Master Fund

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Master Fund. Please refer to Note 4 of the Master Fund Semiannual Report, which is included along with this report, for the Master Fund’s principal risks of investments. The relative concentration in the Master Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

12

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

The Master Fund does not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses of the Master Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the Master Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

9.  Federal Tax Information

As of June 30, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$353,850,508	$41,803,437	$—	$41,803,437

Amounts designated as “—” are zero or have been rounded to zero.

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit and Interfund Lending”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

13

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

14

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

15

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

16

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

17

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

18

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

19

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

20

Semiannual Report

June 30, 2018 (Unaudited)

American Funds NVIT Growth Fund

SAR-AM-GR 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Shareholder Expense Example	American Funds NVIT Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for

Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Funds NVIT Growth Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,096.00	3.38	0.65
	Hypothetical	(c)(d)	1,000.00	1,021.57	3.26	0.65

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

3

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

American Funds NVIT Growth Fund
Assets:
Investment in Master Fund (cost $605,109,057) (Note 2(a))	$691,730,055
Receivable for investment sold	560,044
Receivable for capital shares issued	94,243
Prepaid expenses	3,583

Total Assets	692,387,925

Liabilities:
Payable for capital shares redeemed	654,287
Accrued expenses and other payables:
Fund administration fees	18,707
Master feeder service provider fee	57,388
Distribution fees	143,495
Administrative servicing fees	141,641
Accounting and transfer agent fees	84
Trustee fees	2
Custodian fees	1,810
Compliance program costs (Note 3)	610
Professional fees	7,898
Printing fees	63,987
Other	1,534

Total Liabilities	1,091,443

Net Assets	$691,296,482

Represented by:
Capital	$465,780,283
Accumulated undistributed net investment income	884,983
Accumulated net realized gains from investment security	138,010,218
Net unrealized appreciation/(depreciation) in investment security	86,620,998

Net Assets	$691,296,482

Net Assets:
Class II Shares	$691,296,482

Total	$691,296,482

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	7,185,292

Total	7,185,292

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$96.21

The accompanying notes are an integral part of these financial statements.

4

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

American Funds NVIT Growth Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$996,320

Total Income	996,320

EXPENSES:
Fund administration fees	90,358
Master feeder service provider fees	836,894
Distribution fees Class II Shares	836,894
Administrative servicing fees Class II Shares	836,894
Professional fees	20,931
Printing fees	20,198
Trustee fees	10,132
Custodian fees	11,658
Accounting and transfer agent fees	274
Compliance program costs (Note 3)	1,281
Other	6,119

Total expenses before fees waived	2,671,633

Master feeder service provider fees waived (Note 3)	(502,139)

Net Expenses	2,169,494

NET INVESTMENT LOSS	(1,173,174)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from Master Fund	66,745,316
Net realized gains from transactions in investment security	28,066,845

Net realized gains	94,812,161

Net change in unrealized appreciation/depreciation in the value of investment security	(31,957,729)

Net realized/unrealized gains	62,854,432

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$61,681,258

The accompanying notes are an integral part of these financial statements.

5

Statements of Changes in Net Assets

	American Funds NVIT Growth Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income/(loss)	$(1,173,174)	$681,052
Net realized gains	94,812,161	70,525,959
Net change in unrealized appreciation/depreciation	(31,957,729)	69,670,738

Change in net assets resulting from operations	61,681,258	140,877,749

Distributions to Shareholders From:
Net investment income:
Class II	–	(1,827,017)
Net realized gains:
Class II	–	(44,625,032)

Change in net assets from shareholder distributions	–	(46,452,049)

Change in net assets from capital transactions	(26,932,041)	61,625,668

Change in net assets	34,749,217	156,051,368

Net Assets:
Beginning of period	656,547,265	500,495,897

End of period	$691,296,482	$656,547,265

Accumulated undistributed net investment income/(loss) at end of period	$884,983	$2,058,157

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$27,102,930	$59,852,847
Dividends reinvested	–	46,452,049
Cost of shares redeemed	(54,034,971)	(44,679,228)

Total Class II Shares	(26,932,041)	61,625,668

Change in net assets from capital transactions	$(26,932,041)	$61,625,668

SHARE TRANSACTIONS:
Class II Shares
Issued	290,216	719,863
Reinvested	–	570,734
Redeemed	(584,398)	(535,838)

Total Class II Shares	(294,182)	754,759

Total change in shares	(294,182)	754,759

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

6

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)(e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)
Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$87.78	(0.16)	8.59	8.43	–	–	–	$96.21	9.60%	$691,296,482	0.65%	(0.35%	)	0.80%	7.54%
Year Ended December 31, 2017	$74.43	0.10	20.06	20.16	(0.27)	(6.54)	(6.81)	$87.78	27.80%	$656,547,265	0.65%	0.12%		0.80%	6.47%
Year Ended December 31, 2016	$86.31	0.32	6.60	6.92	(0.20)	(18.60)	(18.80)	$74.43	9.06%	$500,495,897	0.65%	0.39%		0.80%	8.45%
Year Ended December 31, 2015	$84.05	0.20	5.05	5.25	(0.64)	(2.35)	(2.99)	$86.31	6.43%	$476,355,527	0.65%	0.23%		0.80%	6.31%
Year Ended December 31, 2014	$78.12	0.67	5.63	6.30	(0.37)	–	(0.37)	$84.05	8.07%	$432,443,067	0.66%	0.83%		0.81%	6.28%
Year Ended December 31, 2013	$60.46	0.39	17.49	17.88	(0.22)	–	(0.22)	$78.12	29.61%	$386,091,305	0.66%	0.56%		0.81%	6.15%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expenses do not include expenses from the Master Fund.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

The accompanying notes are an integral part of these financial statements.

7

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the American Funds NVIT Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “feeder fund,” which means that the Fund does not buy individual securities directly, and may have additional investment and concentration risk. Instead, the Fund invests all of its assets in Class 1 shares of another mutual fund, the American Growth Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund therefore has the same objective(s) and limitations as the Master Fund in which the Fund invests, and the investment return of the Fund corresponds to that of the Master Fund. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting and financial reporting purposes, the Fund is treated as a fund-of-funds. The percentage of the Master Fund’s portfolio owned by the Fund at June 30, 2018 was 2.68%.

The Fund currently offers Class II shares.

The Fund and the Master Fund are diversified funds, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

8

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to Note 3 of the Master Fund Semiannual Report, which is included along with this report, for the Master Fund’s security valuation policies.

At June 30, 2018, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Master Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Master Fund are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

9

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the he Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research and Management Company manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. Effective May 1, 2018, NFM has entered into a contractual agreement with the Trust under which NFM waives a portion of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services according to the schedule below.

Fee Waiver Schedule (a)
Up to $2 billion	0.15%
$2 billion and more	0.17%
(a)	For the period May 1, 2018 through June 30, 2018. This waiver remains in effect until April 30, 2019.

Prior to May 1, 2018, NFM waived a portion of the fees NFM received for providing the Fund with non-investment advisory master-feeder operational support services according to the schedule below.

Fee Waiver Schedule
Up to $2 billion	0.15%
$2 billion and more	0.16%

10

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $90,358 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $1,281.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.25% for Class II shares, for a total amount of $836,894.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including

11

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Funds may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $89,416,362 and sales of $50,762,318 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

6.  Risks Associated with Investment in Master Fund

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Master Fund. Please refer to Note 4 of the Master Fund Semiannual Report, which is included along with this report, for the Master Fund’s principal risks of investments. The relative concentration in the Master Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

12

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

The Master Fund does not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses of the Master Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the Master Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

9.  Federal Tax Information

As of June 30, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$617,438,915	$74,291,140	$—	$74,291,140

Amounts designated as “—” are zero or have been rounded to zero.

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit and Interfund Lending”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

13

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

14

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

15

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

16

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

17

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

18

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

19

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

20

Semiannual Report

June 30, 2018 (Unaudited)

American Funds NVIT Growth-Income  Fund

SAR-AM-GI 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Shareholder Expense Example	American Funds NVIT Growth-Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Funds NVIT Growth-Income Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,062.50	3.27	0.64
	Hypothetical	(c)(d)	1,000.00	1,021.62	3.21	0.64

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

3

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

American Funds NVIT Growth- Income Fund
Assets:
Investment in Master Fund (cost $2,782,977,163) (Note 2(a))	$3,196,664,396
Receivable for investment sold	72,955
Receivable for capital shares issued	18,617
Prepaid expenses	26,529

Total Assets	3,196,782,497

Liabilities:
Payable for capital shares redeemed	91,572
Accrued expenses and other payables:
Fund administration fees	63,252
Master feeder service provider fee	260,081
Distribution fees	661,498
Administrative servicing fees	621,491
Accounting and transfer agent fees	287
Trustee fees	528
Custodian fees	12,197
Compliance program costs (Note 3)	2,851
Professional fees	11,500
Printing fees	91,552

Total Liabilities	1,816,809

Net Assets	$3,194,965,688

Represented by:
Capital	$2,238,109,038
Accumulated undistributed net investment income	30,109,013
Accumulated net realized gains from investment security	513,060,404
Net unrealized appreciation/(depreciation) in investment security	413,687,233

Net Assets	$3,194,965,688

Net Assets:
Class II Shares	$3,194,965,688

Total	$3,194,965,688

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	53,726,160

Total	53,726,160

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$59.47

The accompanying notes are an integral part of these financial statements.

4

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

American Funds NVIT Growth- Income Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$8,505,910

Total Income	8,505,910

EXPENSES:
Fund administration fees	352,349
Master feeder service provider fees	3,905,067
Distribution fees Class II Shares	3,905,067
Administrative servicing fees Class II Shares	3,905,067
Professional fees	71,926
Printing fees	35,126
Trustee fees	47,594
Custodian fees	55,897
Accounting and transfer agent fees	913
Compliance program costs (Note 3)	6,050
Other	23,553

Total expenses before earnings credit and fees waived	12,308,609

Earnings credit (Note 4)	(1)
Master feeder service provider fees waived (Note 3)	(2,365,467)

Net Expenses	9,943,141

NET INVESTMENT LOSS	(1,437,231)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT:
Net realized gains distributions from Master Fund	213,777,487
Net realized gains from transactions in investment security	64,586,269

Net realized gains	278,363,756

Net change in unrealized appreciation/depreciation in the value of investment security	(83,398,856)

Net realized/unrealized gains	194,964,900

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$193,527,669

The accompanying notes are an integral part of these financial statements.

5

Statements of Changes in Net Assets

	American Funds NVIT Growth-Income Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income/(loss)	$(1,437,231)	$29,265,541
Net realized gains	278,363,756	267,934,719
Net change in unrealized appreciation/depreciation	(83,398,856)	269,310,170

Change in net assets resulting from operations	193,527,669	566,510,430

Distributions to Shareholders From:
Net investment income:
Class II	–	(40,122,738)
Net realized gains:
Class II	–	(283,958,710)

Change in net assets from shareholder distributions	–	(324,081,448)

Change in net assets from capital transactions	(119,726,878)	236,320,504

Change in net assets	73,800,791	478,749,486

Net Assets:
Beginning of period	3,121,164,897	2,642,415,411

End of period	$3,194,965,688	$3,121,164,897

Accumulated undistributed net investment income at end of period	$30,109,013	$31,546,244

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$36,311,755	$119,327,710
Dividends reinvested	–	324,081,448
Cost of shares redeemed	(156,038,633)	(207,088,654)

Total Class II Shares	(119,726,878)	236,320,504

Change in net assets from capital transactions	$(119,726,878)	$236,320,504

SHARE TRANSACTIONS:
Class II Shares
Issued	624,017	2,168,884
Reinvested	–	6,255,191
Redeemed	(2,663,729)	(3,795,247)

Total Class II Shares	(2,039,712)	4,628,828

Total change in shares	(2,039,712)	4,628,828

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

6

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Growth-Income Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)(e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)
Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$55.97	(0.03)	3.53	3.50	–	–	–	$59.47	6.25%	$3,194,965,688	0.64%	(0.09%	)	0.79%	5.08%
Year Ended December 31, 2017	$51.67	0.56	10.25	10.81	(0.81)	(5.70)	(6.51)	$55.97	21.93%	$3,121,164,897	0.64%	1.02%		0.79%	7.37%
Year Ended December 31, 2016	$54.81	0.62	4.99	5.61	(0.68)	(8.07)	(8.75)	$51.67	11.09%	$2,642,415,411	0.64%	1.15%		0.79%	3.07%
Year Ended December 31, 2015	$59.03	0.58	(0.12)	0.46	(0.52)	(4.16)	(4.68)	$54.81	1.09%	$2,212,405,870	0.64%	0.98%		0.79%	4.16%
Year Ended December 31, 2014	$54.47	0.56	5.00	5.56	(0.47)	(0.53)	(1.00)	$59.03	10.23%	$2,053,620,938	0.64%	0.98%		0.79%	6.49%
Year Ended December 31, 2013	$41.37	0.49	13.10	13.59	(0.49)	–	(0.49)	$54.47	32.97%	$1,752,785,280	0.64%	1.03%		0.79%	8.42%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expenses do not include expenses from the Master Fund.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

The accompanying notes are an integral part of these financial statements.

7

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the American Funds NVIT Growth-Income Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “feeder fund,” which means that the Fund does not buy individual securities directly, and may have additional investment and concentration risk. Instead, the Fund invests all of its assets in Class 1 shares of another mutual fund, the American Growth-Income Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund therefore has the same objective(s) and limitations as the Master Fund in which the Fund invests, and the investment return of the Fund corresponds to that of the Master Fund. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting and financial reporting purposes, the Fund is treated as a fund-of-funds. The percentage of the Master Fund’s portfolio owned by the Fund at June 30, 2018 was 10.13%.

The Fund currently offers Class II shares.

The Fund and the Master Fund are diversified funds, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of

8

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to Note 3 of the Master Fund Semiannual Report, which is included along with this report, for the Master Fund’s security valuation policies.

At June 30, 2018, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Master Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Master Fund are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

9

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research and Management Company manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. Effective May 1, 2018, NFM has entered into a contractual agreement with the Trust under which NFM waives a portion of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services according to the schedule below.

Fee Waiver Schedule(a)
Up to $2.7 billion	0.15%
$2.7 billion and up to $3.2 billion	0.16%
$3.2 billion and up to $3.75 billion	0.165%
$3.75 billion and more	0.17%
(a)	For the period May 1, 2018 through June 30, 2018. This waiver remains in effect until April 30, 2019.

Prior to May 1, 2018, NFM waived a portion of the fees NFM received for providing the Fund with non-investment advisory master-feeder operational support services according to the schedule below.

Fee Waiver Schedule
Up to $2.7 billion	0.15%
$2.7 billion and more	0.16%

10

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $352,349 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $6,050.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.25% for Class II shares, for a total amount of $3,905,067.

4.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency

11

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

5.   Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $252,154,543 and sales of $159,535,405 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

6.   Risks Associated with Investment in Master Fund

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Master Fund. Please refer to Note 4 of the Master Fund Semiannual Report, which is included along with this report, for the Master Fund’s principal risks of investments. The relative concentration in the Master Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

7.   Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these

12

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.   New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

The Master Fund does not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses of the Master Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the Master Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

9.   Federal Tax Information

As of June 30, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,795,298,310	$401,366,086	$—	$401,366,086

Amounts designated as “—” are zero or have been rounded to zero

10.   Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit, Interfund Lending and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

13

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

14

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

15

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

16

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

17

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

18

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

19

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

20

American Funds Insurance Series® Semi-annual report for the six months ended June 30, 2018

American Funds Insurance Series, by Capital Group, is the underlying investment vehicle for many variable annuities and insurance products. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Futures may not provide an effective hedge of the underlying securities because changes in the prices of futures may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the fund’s return to lag those of the applicable underlying funds in certain rising market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Fellow investors:

Contents

1	Letter to investors

4	Fund reviews

Investment portfolios

45	Global Growth Fund

48	Global Small Capitalization Fund

52	Growth Fund

55	International Fund

58	New World Fund®

62	Blue Chip Income and Growth Fund

65	Global Growth and Income Fund

68	Growth-Income Fund

71	International Growth and Income Fund

74	Capital Income Builder®

78	Asset Allocation Fund

83	Global Balanced Fund

88	Bond Fund

94	Global Bond Fund

100	High-Income Bond Fund

105	Mortgage Fund

109	Ultra-Short Bond Fund

111	U.S. Government/AAA-Rated Securities Fund

115	Managed Risk Growth Fund

116	Managed Risk International Fund

117	Managed Risk Blue Chip Income and Growth Fund

118	Managed Risk Growth-Income Fund

119	Managed Risk Asset Allocation Fund

120	Financial statements

Global stocks were little changed for the six months ended June 30, 2018, with the MSCI ACWI (All Country World Index)1 – a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes – returning -0.43%. Strong corporate earnings and ongoing central bank stimulus measures helped mitigate investor concerns about deteriorating trade relations, uncertainty related to political elections and rising U.S. interest rates.

The United States had one of the strongest markets, as the MSCI USA Index1 (a free float-adjusted, market capitalization-weighted index that is designed to measure the U.S. portion of the world market) advanced 2.90%. The U.S. economic expansion continued into its 10th year, showing sustained strength even as trade tariffs led to heightened global tensions and occasionally volatile markets. Rising wages and low unemployment supported consumer spending, while inflation has only gradually accelerated. A sweeping overhaul of the tax code and a lightening of the regulatory regime boosted earnings projections for companies in certain sectors. Higher confidence also led many companies to increase capital expenditures and employee compensation.

Repeating a theme, information technology companies in particular advanced, supported by generally better than expected corporate earnings in the sector. Stocks of cyclical companies led

See page 2 for footnotes.

gains, outpacing those in more defensive companies amid continued evidence of a broad-based global economic recovery, though recently there have been some signs of slowing in the rest of the world. In the current environment, there have been spikes in market volatility. For instance, volatility peaked at the beginning of the year as investor anxieties around inflationary pressures and climbing interest rates sent markets sharply lower, resulting in the first market correction (or roughly 10% loss) since early 2016. More recent bouts of volatility have been due to more aggressive U.S. trade policy.

The U.S. Federal Reserve increased short-term interest rates in March and June to a range of 1.75% and 2.00%. The Fed also signaled two more rate increases later in the year. These rate hikes are steps toward normalization after central banks have pursued accommodative monetary policies focused on healing stresses in the global financial system caused by the 2008 financial crisis.

In Europe, markets have been pressured by political turmoil in Italy and Spain, and the eurozone grew at a slower pace. Share prices declined as Italian leaders struggled to form a coalition government amid investor worries about Italy leaving the EU, and U.S. officials announced tariffs on steel and aluminum imports from allies, including the European Union, Mexico and Canada. In June, the European Central Bank announced it plans to end quantitative easing at the end of the year given the right economic conditions. Overall, the MSCI Europe Index lost 3.23% led by Austria (-8.69%), Germany (-7.39%) and Switzerland (-6.92%). Elsewhere among developed

American Funds Insurance Series        1

markets, Japanese equities slipped 2.03% with news of a decrease in the country’s GDP and as Japan’s policy board lowered its inflation expectations for 2018 amid tepid wage growth. Outside developed economies, most emerging markets were negatively impacted by a strengthening U.S. dollar and political uncertainty ahead of elections in several developing countries. Economic conditions in Turkey (-29.61%) and Brazil (-17.29%) hurt sentiment as well.

In bond markets, U.S. investment-grade debt (as measured by the Bloomberg Barclays U.S. Corporate Investment Grade Index2 of BBB/Baa-rated and above publically issued U.S. corporate and foreign debentures and secured notes) declined 3.27%, while U.S. high-yield corporate debt (as measured by the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index2 of fixed-rate, non-investment-grade debt that limits the maximum exposure of any one issuer to 2%) marginally rose 0.16%, as investors sought higher yields than those offered by U.S. Treasuries. Bloomberg Barclays Global Aggregate Index2, a measure of global investment-grade bonds lost 1.46%, while the Bloomberg Barclays U.S. Aggregate Index2 (which measures U.S. investment-grade bonds) fell 1.62%. The 10-year Treasury yield, which stood at 2.40% on December 31, 2017, rose to 2.85%. U.S. dollar-denominated emerging markets bonds, as measured by the J.P. Morgan EMBI (Emerging Markets Bond Index) Global3, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, (including

Brady bonds, loans and Eurobonds) fell 5.23% hurt by rising U.S. Treasury yields and a dollar rally.

The U.S. dollar appreciated against most currencies. In developed markets, the Canadian dollar (-4.75%), euro (-2.77%) and the Swiss franc (-1.86%) slid, while the Japanese yen (1.70%) gained against the greenback.

American Funds Insurance Series funds recorded mixed returns during the period and select funds with exposure to growth stocks enjoyed the highest returns.

The road ahead

The U.S. economy is healthy and appears to have recovered from the 2008-2009 financial crisis. Although conventional wisdom is that higher interest rates are bad for stocks, that’s not always the case. When U.S. rates rise against a backdrop of a strong economy, equities can rise along with bond yields. As such, we remain optimistic about the long-term outlook for U.S. equity markets. The current synchronized global economic recovery is also supportive of underlying corporate earnings growth in the U.S., while relatively low inflation, moderately rising commodity prices and broadly accommodative monetary policies should provide a favorable backdrop.

That said, we think equity valuations are above average in the United States, and geopolitical risks are rising. Thus, we may be entering a more moderate return environment compared to the strong returns of the past few years. Trade tensions between the U.S. and China pose challenges to global commerce and we will be watching those events closely. This and other trade disputes, coupled with tighter U.S. monetary policy, are likely to produce further market volatility. In addition, the adjustment to a more normalized interest rate environment could spark subsequent temporary downturns as the market adapts to fewer stimulus measures.

We remain confident in our ability to find attractive companies for the long term. We continue to stay the course of conducting deep fundamental research, with a long-term horizon, and an eye toward valuation and risk. We are optimistic that our robust investment process, and our ability to identify solid companies at good valuations based on bottom-up analysis, can serve our investors well in the long run.

We continue to have confidence this will remain the case, and thank you for your support. We look forward to reporting to you again in six months’ time.

Sincerely,

/s/ Donald D. O’Neal

Donald D. O’Neal

Vice Chairman of the Board

/s/ Alan N. Berro

Alan N. Berro

President

August 14, 2018

All market indexes referenced in this report are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

[1]

Country returns are based on MSCI indexes, which reflect reinvestment of distributions and dividends net of withholding taxes, except for the MSCI USA Index, which reflects dividends gross of withholding taxes. Source: MSCI.

[2]	Source: Bloomberg Index Services Ltd.
[3]

This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor, in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg.

2        American Funds Insurance Series

Summary investment portfolios

Summary investment portfolios are designed to streamline this report and help investors better focus on the funds’ principal holdings. Ultra-Short Bond Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund show a complete listing of portfolio holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings for each fund in the series.

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 1 shares (Class P1 shares for managed risk funds). Class 1A shares began operations on January 6, 2017. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 1A shares, 0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The variable annuities and life insurance contracts that use the series funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The series investment adviser waived a portion of its management fees for all existing funds from September 1, 2004, through December 31, 2008, for Global Growth and Income Fund from May 1, 2006, through December 31, 2008, for International Growth and Income Fund from November 18, 2008, through December 31, 2008, for U.S. Government/AAA-Rated Securities Fund from July 1, 2010, through December 31, 2010, and for Blue Chip Income and Growth Fund from February 1, 2014, through January 31, 2015.

For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of the funds’ net assets. In addition, the investment adviser is currently reimbursing a portion of other expenses for all managed risk funds except Managed Risk Blue Chip Income and Growth Fund and Managed Risk Asset Allocation Fund. The waivers and reimbursements will be in effect through at least May 1, 2019, unless modified or terminated by the series board. After that time, the investment adviser may elect to extend, modify or terminate the reimbursements. The waivers may only be modified or terminated with the approval of the series board. Applicable fund results shown reflect the waivers and reimbursements, without which results would have been lower. See the Financial Highlights tables in this report for details.

The Managed Risk Growth Fund pursues its objective by investing in shares of American Funds Insurance Series – Growth FundSM and American Funds Insurance Series – Bond FundSM. The Managed Risk International Fund pursues its objective by investing in shares of American Funds Insurance Series – International FundSM and American Funds Insurance Series – Bond FundSM. The Managed Risk Blue Chip Income and Growth Fund pursues its objective by investing in shares of American Funds Insurance Series – Blue Chip Income and Growth FundSM and American Funds Insurance Series – U.S. Government/AAA-Rated Securities FundSM. The Managed Risk Growth-Income Fund pursues its objective by investing in shares of American Funds Insurance Series – Growth-Income FundSM and American Funds Insurance Series – Bond FundSM. The Managed Risk Asset Allocation Fund pursues its objective by investing in shares of American Funds Insurance Series – Asset Allocation Fund.SM The funds seek to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the funds’ managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the funds’ results can be expected to lag those of the underlying fund.

Funds are listed in the report as follows: equity, balanced, fixed income and managed risk.

American Funds Insurance Series        3

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Fund rose 3.18% for the six months ended June 30, 2018, compared with a 0.43% decrease for the MSCI ACWI (All Country World Index),[1] a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks, as measured by the MSCI ACWI, were little changed despite solid corporate earnings and ongoing central bank stimulus measures. Gains were tempered by signs of slowing economic growth, investor concerns around rising interest rates, mounting inflation pressures and escalating trade tensions between the U.S. and China. A stronger U.S. dollar and geopolitics weighed on emerging markets. As information technology stocks continued to push higher, defensive stocks pulled markets lower – weighed down by losses in the consumer staples and telecommunication services sectors.

An eclectic mix of financials and consumer discretionary investments boosted the fund’s relative returns. Amazon reported strong first-quarter earnings that beat analyst estimates thanks to Prime and Amazon Web Services, and was the top contributor to the fund’s returns. India’s fourth-largest private sector bank, Kotak Mahindra, was also additive as the company surged on solid fourth-quarter earnings.

Investments in consumer staples were the biggest drag on results. British American Tobacco hindered returns the most amid uncertainty regarding the outlook for traditional tobacco products and tighter regulation.

On a geographic basis, stocks of companies domiciled in the U.S., Germany and the Netherlands were additive to results, while stocks of companies based in the U.K., the Philippines and Finland lagged.

Despite soaring valuations, the fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high-quality products, and whose values are not yet fully reflected in their share prices.

					Percent of net assets
Country diversification by domicile	The Americas		Europe (continued)		Other regions
	United States	39.5%	Spain	1.1%	South Africa	1.3%

	Other	1.4	Other	2.3

		40.9		27.7	Short-term securities & other assets less liabilities

						9.3

	Europe		Asia/Pacific Basin
	United Kingdom	7.8	China	5.5	Total	100.0%

	Netherlands	4.9	Japan	4.6
	France	4.5	Taiwan	3.8
	Switzerland	2.9	Hong Kong	3.2
	Germany	1.5	India	1.9
	Russian Federation	1.4	Other	1.8

	Denmark	1.3		20.8

4        American Funds Insurance Series

Global Growth Fund

Percent of net assets
Largest individual equity securities	Amazon	7.11%	Microsoft	2.49%
	ASML	3.70	Airbus Group	2.20
	Alphabet	3.60	Visa	2.11
	TSMC	3.25	AIA Group	2.09
	Facebook	2.78	Alibaba Group	2.00

Average annual total returns based on a $1,000 investment	For periods ended June 30, 2018
		6 months	1 year	5 years	10 years	Lifetime (since April 30, 1997)	Expense ratio

	Class 1	3.18%	14.52%	12.67%	9.12%	10.03%	.55%
	Class 1A	3.07	14.26	12.40	8.86	9.76	.80[2]
	Class 2	3.03	14.24	12.38	8.85	9.76	.80
	Class 4	2.92	13.92	12.13	8.62	9.50	1.05

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

[2]Based on estimated amounts for the current fiscal year.

	Percent of net assets
Where the fund’s assets were invested as of June 30, 2018

American Funds Insurance Series        5

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Small Capitalization Fund increased 4.58% for the six months ended June 30, 2018. Its benchmark, the MSCI All Country World Small Cap Index,[1] a free float-adjusted market capitalization-weighted index designed to measure equity market results of smaller capitalization companies in both developed and emerging markets, gained 1.46%.

Global stocks, as measured by the MSCI ACWI, were little changed despite solid corporate earnings and ongoing central bank stimulus measures. Gains were tempered by signs of slowing global economic growth, investor concerns around rising interest rates, mounting inflation pressures and escalating trade tensions between the U.S. and China. A stronger U.S. dollar and geopolitics weighed on emerging markets. As information technology stocks continued to push higher, defensive stocks pulled markets lower – weighed down by losses in the consumer staples and telecommunication services sectors.

Fund holdings in the health care sector, which include companies specializing in everything from biotechnology and pharmaceuticals to life sciences tools and services industries, aided returns. Wuxi Biologics and Insulet Corporation surged to all-time highs led by strong earnings and revenue growth, respectively. However, the fund’s investments in industrials stocks, such as International Container Terminal Services and Johnson Electric Holdings, hurt results.

While investments in U.S. companies were additive to returns, investments in companies domiciled in the Philippines detracted.

The fund’s portfolio managers continue to seek investment opportunities in undervalued companies that have the potential to change industries and benefit our shareholders. They believe rigorous bottom-up research into each potential equity investment can help achieve this goal. The fund currently holds some 200 companies diversified across geographies and industries. As always, we maintain our commitment to investing for the long term.

					Percent of net assets
Country diversification by domicile	The Americas		Asia/Pacific Basin (continued)		Short-term securities & other assets less liabilities
	United States	42.3%	Thailand	1.2%		8.7%

	Canada	2.5	Philippines	1.1
	Other	.6	Other	1.3	Total	100.0%

		45.4		26.6

	Asia/Pacific Basin		Europe
	Japan	7.8	United Kingdom	11.0
	China	5.1	Germany	1.6
	India	4.3	Sweden	1.3
	Hong Kong	3.3	Italy	1.0
	Taiwan	1.3	Other	4.4

	South Korea	1.2		19.3

				Percent of net assets
Largest individual equity securities	GW Pharmaceuticals	2.42%	Melco International Development	1.25%
	Insulet	1.76	China Biologic Products	1.21
	Integra LifeSciences Holdings	1.54	Madrigal Pharmaceuticals	1.16
	iRhythm	1.53	GVC Holdings	1.15
	Kotak Mahindra Bank	1.50	ENN Energy Holdings	1.14

6        American Funds Insurance Series

Global Small Capitalization Fund

Average annual total returns based on a $1,000 investment	For periods ended June 30, 2018
		6 months	1 year	5 years	10 years	Lifetime (since April 30, 1998)	Expense ratio

	Class 1	4.58%	17.00%	10.38%	6.11%	9.79%	.74%
	Class 1A	4.49	16.74	10.13	5.86	9.52	.99[2]
	Class 2	4.46	16.68	10.11	5.85	9.52	.99
	Class 4	4.33	16.43	9.84	5.60	9.25	1.24

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source:MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

[2]Basedon estimated amounts for the current fiscal year.

	Percent of net assets
Where the fund’s assets were invested as of June 30, 2018

American Funds Insurance Series        7

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth Fund gained 9.95% for the six months ended June 30, 2018, compared with a 2.65% increase in its benchmark index, Standard & Poor’s 500 Composite Index,[1] a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equity markets continued to advance, even as trade tensions and higher interest rates weighed on investor sentiment and heightened geopolitical tensions led to increased market volatility. Repeating a common theme, information technology companies advanced, supported by generally better than expected corporate earnings in the sector. Outside the U.S., European stocks declined as signs of slowing economic growth and escalating trade tensions dampened investor sentiment. Emerging markets fell as investors weighed the ramifications of a strengthening U.S. dollar and uncertainty related to elections in Latin America.

Investments in the consumer discretionary and health care sectors boosted the fund’s returns. Among the fund’s top contributors to returns (posting at least double-digit gains) were consumer discretionary companies Amazon and Netflix. As Amazon’s Prime subscriber base exceeded 100 million, an increase in the number of subscriptions for Netflix boosted the company’s revenue growth. Some companies in the financials sector detracted from absolute results, led by Wells Fargo as the bank came under continued pressure because of probes into its sales practices.

Although U.S. economic growth remained strong, the fund’s portfolio managers are keeping a close watch on economic indicators, such as wage growth and fiscal policy, including outcomes of the recent U.S. tax bill. Portfolio managers continue to favor well-positioned, growth-oriented companies that are capable of generating free cash flow in myriad economic environments and remain optimistic that our global research will help us identify attractive long-term investment opportunities.

			Percent of net assets
Largest individual	Amazon	7.57%	Broadcom	3.06%
equity securities	Facebook	5.53	UnitedHealth Group	2.98
	Alphabet	4.82	ASML	2.75
	Microsoft	4.30	Tesla	2.41
	Netflix	3.20	Wells Fargo	2.15

8        American Funds Insurance Series

Growth Fund

Average annual total returns based on a $1,000 investment	For periods ended June 30, 2018
						Lifetime (since February 8, 1984)	Expense ratio
		6 months	1 year	5 years	10 years

	Class 1	9.95%	22.81%	16.42%	10.46%	12.95%	.35%
	Class 1A	9.81	22.51	16.14	10.19	12.67	.60[2]
	Class 2	9.83	22.52	16.13	10.19	12.67	.60
	Class 3	9.86	22.60	16.21	10.26	12.74	.53
	Class 4	9.68	22.20	15.84	9.93	12.39	.85

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: S&P Dow Jones Indices LLC.

[2]Based on estimated amounts for the current fiscal year.

	Percent of net assets
Where the fund’s assets were invested as of June 30, 2018

American Funds Insurance Series        9

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund marginally declined 0.02% for the six months ended June 30, 2018. Its benchmark, the MSCI ACWI (All Country World Index) ex USA,[1] a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.), fell 3.77%.

Global stocks, as measured by the MSCI ACWI, were little changed despite solid corporate earnings and ongoing central bank stimulus measures. Gains were tempered by signs of slowing economic growth, investor concerns around rising interest rates, mounting inflation pressures and escalating trade tensions between the U.S. and China. A stronger U.S. dollar and geopolitics weighed on emerging markets. As information technology stocks continued to push higher, defensive stocks pulled markets lower – weighed down by losses in the consumer staples and telecommunication services sectors.

Investments in the utilities sector boosted returns with ENN Energy and China Gas Holdings among the top contributors thanks to rising demand for natural gas in China. Investments in the financials sector hindered absolute results, pressured by geopolitical headwinds and a flattening yield curve.

The fund’s portfolio managers continue to monitor key indicators in advanced countries – from wage growth and inflation dynamics to the impact of technology and demographics on productivity – as they seek the flexibility to pivot to areas of opportunity. Our focus on a company’s fundamental growth drivers and intrinsic worth is critical to helping us identify investments that we believe represent the best value over the long term.

					Percent of net assets

Country diversification by domicile	Asia/Pacific Basin		Europe (continued)		Other regions
	Japan	13.4%	Spain	2.4%	Israel	1.7%
	China	8.5	Netherlands	1.9	Other	.7

	Hong Kong	8.0	Ireland	1.5		2.4

	India	6.1	Other	2.5

	South Korea	5.2		38.0	Short-term securities & other

	Australia	1.3			assets less liabilities	7.9
	Other	2.0	The Americas

		44.5	Canada	3.3	Total	100.0%

			Brazil	2.3
	Europe		United States	1.5
	United Kingdom	13.3	Other	.1

	France	9.4		7.2

	Switzerland	4.2
	Germany	2.8

			Percent of net assets
Largest equity	Airbus Group	3.48%	Alibaba Group Holding	2.11%
securities	AIA Group	3.34	Novartis	1.97
	HDFC Bank	2.58	Teva Pharmaceutical Industries	1.71
	Samsung Electronics	2.52	Royal Dutch Shell	1.48
	Tencent	2.32	Rolls-Royce Holdings	1.40

10         American Funds Insurance Series

International Fund

Average annual total returns based on a $1,000 investment	For periods ended June 30, 2018
		6 months	1 year	5 years	10 years	Lifetime (since May 1, 1990)	Expense ratio

	Class 1	-.02%	11.56%	8.65%	4.92%	8.39%	.54%
	Class 1A	-.13	11.30	8.38	4.66	8.12	.79[2]
	Class 2	-.16	11.30	8.37	4.66	8.12	.79
	Class 3	-.10	11.35	8.45	4.73	8.20	.72
	Class 4	-.28	11.01	8.10	4.42	7.86	1.04

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the funds prospectus dated May 1, 2018. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

[2]Based on estimated amounts for the current fiscal year.

						Percent of net assets
Where the fund’s assets were invested as of June 30, 2018

American Funds Insurance Series         11

New World Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

New World Fund was down 3.89% for the six months ended June 30, 2018. Its benchmark index, the MSCI ACWI (All Country World Index),[1] a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), marginally declined 0.43%. The MSCI Emerging Markets Index,[1] a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global emerging markets (consisting of more than 20 emerging market country indexes), decreased by 6.66%.

Global stocks, as measured by the MSCI ACWI, were little changed despite solid corporate earnings and ongoing central bank stimulus measures. Gains were tempered by signs of slowing economic growth, investor concerns around rising interest rates, mounting inflation pressures and escalating trade tensions between the U.S. and China. Emerging markets were under pressure due to a stronger U.S. dollar, geopolitics and tightening global liquidity.

The fund’s relative returns outpaced most emerging markets. Investments in the information technology and energy sectors were beneficial to the fund. Condiment maker Foshan Haitian Flavoring & Food rose on the back of China’s strong economic growth. Among detractors, investments in the financials sector hurt results with Grupo Financiero Galicia hindering returns despite reporting strong fourth-quarter profits.

While the broad stock market has rallied amid a global economic recovery, at this point in the market cycle selectivity and close attention to individual holdings are particularly important. The fund’s portfolio managers continue to pursue a bottom-up approach to investing and continue to search for undervalued companies with solid foundations around the world.

					Percent of net assets
Country diversification by domicile	Asia/Pacific Basin		The Americas (continued)		Other regions
	China	14.8%	Canada	2.5%	South Africa	1.2%
	India	13.0	Argentina	2.0	Other	1.0

	Japan	3.8	Mexico	1.3		2.2

	Taiwan	2.9	Other	.6

	Hong Kong	2.3		25.7	Short-term securities & other

	South Korea	1.1			assets less liabilities	12.6

	Australia	1.0	Europe
	Other	2.1	United Kingdom	8.0

		41.0	France	3.6	Total	100.0%

			Russian Federation	2.5
	The Americas		Switzerland	1.7
	United States	12.6	Other	2.7

	Brazil	6.7		18.5

				Percent of net assets
Largest equity	Reliance Industries	5.52%	Airbus Group	2.05%
securities	TSMC	2.58	Pagseguro Digital	1.97
	First Quantum Minerals	2.46	Alphabet	1.97
	HDFC Bank	2.35	Alibaba Group Holding	1.81
	British American Tobacco	2.31	AIA Group	1.64

12        American Funds Insurance Series

New World Fund

Average annual total returns based on a $1,000 investment	For periods ended June 30, 2018
						Lifetime (since June 17, 1999)	Expense ratio
		6 months	1 year	5 years	10 years

	Class 1	-3.89%	8.81%	6.16%	4.17%	8.34%	.76%
	Class 1A	-3.99	8.53	5.90	3.91	8.07	1.01[2]
	Class 2	-4.01	8.54	5.89	3.91	8.07	1.01
	Class 4	-4.13	8.23	5.62	3.66	7.80	1.26

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source:MSCI. Results for MSCI indexes reflect dividends net of withholding taxes and reinvestment of distributions.

[2]Basedon estimated amounts for the current fiscal year.

	Percent of net assets
Where the fund’s assets were invested as of June 30, 2018

American Funds Insurance Series        13

Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Blue Chip Income and Growth Fund gained 0.47% for the six months ended June 30, 2018, trailing the 2.65% rise in its benchmark index, Standard & Poor’s 500 Composite Index,[1] a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equity markets continued to advance, even as trade tensions and higher interest rates weighed on investor sentiment and heightened geopolitical tensions led to increased market volatility. Repeating a common theme, information technology companies advanced, supported by generally better than expected corporate earnings in the sector. Outside the U.S., European stocks declined as signs of slowing economic growth and escalating trade tensions dampened investor sentiment. Emerging markets fell as investors weighed the ramifications of a strengthening U.S. dollar and uncertainty related to elections in Latin America.

Investments in information technology and consumer discretionary companies boosted absolute results. Among the fund’s top contributors to absolute returns (posting double-digit gains) was consumer discretionary company Twenty-First Century Fox, which reported fiscal second-quarter earnings above analyst estimates led by higher revenues from its cable networking business.

Fund holdings in the consumer staples sector hindered returns. Investments in tobacco companies, such as Altria Group and British American Tobacco, hurt results amid uncertainty regarding the outlook for traditional tobacco products and tighter regulation. Given the fund’s focus on investing in dividend-paying stocks, a lack of investments in certain growth stocks in the consumer discretionary sector – such as Amazon and Netflix – hampered relative results.

The fund’s portfolio managers are keeping a close watch on U.S. fiscal policy and geopolitics and its implications on the U.S. economy. Portfolio managers continue to favor well-managed, high-quality companies that are capable of generating positive cash flow in myriad economic environments and remain optimistic that our global research will help us identify attractive long-term investment opportunities.

				Percent of net assets
Largest individual	AbbVie	6.84%	EOG Resources	2.96%
equity securities	Wells Fargo	4.17	Abbott Laboratories	2.93
	Amgen	3.28	Teva Pharmaceutical Industries	2.90
	Intel	3.08	CSX	2.75
	Microsoft	3.04	Gilead Sciences	2.62

14        American Funds Insurance Series

Blue Chip Income and Growth Fund

Average annual total returns based on a $1,000 investment	For periods ended June 30, 2018
		6 months	1 year	5 years	10 years	Lifetime (since July 5, 2001)	Expense ratio

	Class 1.47%		11.36%	12.92%	9.96%	6.67%	.41%
	Class 1A	.32	11.08	12.65	9.69	6.41	.66	[2]
	Class 2.29		10.99	12.63	9.68	6.40	.66
	Class 4.14		10.75	12.40	9.47	6.17	.91

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and from February 1, 2014, through January 31, 2015. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source:S&P Dow Jones Indices LLC.

[2]Basedon estimated amounts for the current fiscal year.

	Percent of net assets
Where the fund’s assets were invested as of June 30, 2018

American Funds Insurance Series        15

Global Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth and Income Fund declined 0.79% for the six months ended June 30, 2018, compared with a 0.43% decrease in its benchmark index, MSCI ACWI (All Country World Index),[1] a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks, as measured by the MSCI ACWI, were little changed despite solid corporate earnings and ongoing central bank stimulus measures. Gains were tempered by signs of slowing economic growth, investor concerns around rising interest rates, mounting inflation pressures and escalating trade tensions between the U.S. and China. A stronger U.S. dollar and geopolitics weighed on emerging markets. In Europe, markets have been pressured by political turmoil in Italy and Spain, while the eurozone grew at a slower pace. As information technology stocks continued to push higher, defensive stocks pulled markets lower – weighed down by losses in the consumer staples and telecommunication services sectors.

Several sectors including health care contributed to the fund’s returns. Health care companies UnitedHealth Group and Centene rallied on solid earnings reports and were among the top contributors to results. On the downside, investments in the consumer staples sector hindered returns. British American Tobacco was the top detractor amid uncertainty regarding the outlook for traditional tobacco products and tighter regulation.

On a country basis, holdings in the U.S. and Denmark contributed the most to absolute returns, and holdings in the U.K. and Brazil were a drag on returns.

The fund’s portfolio managers recognize that we are in the late stages of a synchronized global economic recovery. With quantitative easing programs ending or set to end in the U.S. and Europe, the fund’s managers remain cautiously optimistic about the prospects of the global economy and are monitoring the potential impact of rising interest rates on global growth. Portfolio managers continue to invest based on a bottom-up approach to long-term investing and believe they can uncover promising companies with sustainable dividends and income.

					Percent of net assets
Country diversification	The Americas		Europe (continued)		Other regions
by domicile	United States	36.5%	Netherlands	1.0%	Israel	.3%

	Brazil	3.8	Other	1.0

	Mexico	2.9		27.7	Short-term securities & other

	Other	.9	Asia/Pacific Basin		assets less liabilities	6.8

		44.1	Japan	6.6

			Taiwan	4.4	Total	100.0%

	Europe		India	3.4
	United Kingdom	11.1	China	3.2
	France	6.4	Hong Kong	1.1
	Switzerland	2.8	Other	2.4

	Germany	2.1		21.1

	Denmark	2.0
	Ireland	1.3

				Percent of net assets
Largest equity securities	Nintendo	4.00%	UnitedHealth Group	2.45%
	British American Tobacco	3.32	Reliance Industries	2.03
	Microsoft	3.11	Century Aluminum	1.76
	Airbus Group	2.89	United Microelectronics	1.50
	TSMC	2.58	Ørsted	1.46

16        American Funds Insurance Series

Global Growth and Income Fund

Average annual total returns based on a $1,000 investment	For periods ended June 30, 2018
		6 months	1 year	5 years	10 years	Lifetime (since May 1, 2006)	Expense ratio

	Class 1	-.79%	9.16%	10.07%	7.14%	6.91%	.63%
	Class 1A	-.99	8.91	9.82	6.89	6.66	.88	[2]
	Class 2	-.90	8.92	9.81	6.88	6.65	.88
	Class 4	-1.12	8.58	9.51	6.63	6.40	1.13

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from May 1, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]SourceMSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

[2]Basedon estimated amounts for the current fiscal year.

	Percent of net assets
Where the fund’s assets were invested as of June 30, 2018

American Funds Insurance Series        17

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth-Income Fund gained 6.58% for the six months ended June 30, 2018. Standard & Poor’s 500 Composite Index,[1] a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, rose 2.65%.

U.S. equity markets continued to advance, even as trade tensions and higher interest rates weighed on investor sentiment and heightened geopolitical tensions led to increased market volatility. Repeating a common theme, information technology companies advanced, supported by generally better than expected corporate earnings in the sector. Outside the U.S., European stocks declined as signs of slowing economic growth and escalating trade tensions dampened investor sentiment. Emerging markets fell as investors weighed the ramifications of a strengthening U.S. dollar and uncertainty related to elections in Latin America.

Regarding the fund, investments in the consumer discretionary sector contributed the most to the fund’s returns. Among consumer discretionary companies, Netflix and Amazon contributed the most to the fund’s results on the back of strong first-quarter earnings. As Amazon’s Prime subscriber base exceeded 100 million, an increase in the number of subscriptions for Netflix boosted the company’s revenue growth. On the downside, investments in the consumer staples sector weighed on absolute returns. British American Tobacco hindered sector results the most amid uncertainty regarding the outlook for traditional tobacco products and tighter regulation.

The fund’s portfolio managers continue to look for compelling investment opportunities, while being cognizant that company valuations, in some cases, are elevated later in the market cycle.

				Percent of net assets
Largest equity	Netflix	3.70%	AbbVie	1.93%
securities	Alphabet	3.37	UnitedHealth Group	1.69
	Amazon	3.20	JPMorgan Chase	1.56
	Microsoft	2.91	Intel	1.45
	Facebook	2.15	Amgen	1.45

18        American Funds Insurance Series

Growth-Income Fund

Average annual total returns based on a $1,000 investment	For periods ended June 30, 2018
		6 months	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

	Class 1	6.58%	18.99%	14.56%	10.16%	11.48%	.28%
	Class 1A	6.46	18.69	14.29	9.90	11.21	.53	[2]
	Class 2	6.44	18.68	14.27	9.88	11.21	.53
	Class 3	6.50	18.75	14.35	9.96	11.28	.46
	Class 4	6.33	18.39	13.98	9.63	10.93	.78

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source:S&P Dow Jones Indices LLC.

[2]Basedon estimated amounts for the current fiscal year.

	Percent of net assets
Where the fund’s assets were invested as of June 30, 2018

American Funds Insurance Series        19

    International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund declined 1.87% for the six months ended June 30, 2018, compared to the 3.77% decline in its benchmark index, the MSCI ACWI (All Country World Index) ex USA,[1] a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.).

Global stocks, as measured by the MSCI ACWI, were little changed despite solid corporate earnings and ongoing central bank stimulus measures. Gains were tempered by signs of slowing economic growth, investor concerns around rising interest rates, mounting inflation pressures and escalating trade tensions between the U.S. and China. A stronger U.S. dollar and geopolitics weighed on emerging markets. In Europe, markets have been pressured by political turmoil in Italy and Spain, while the eurozone grew at a slower pace. As information technology stocks continued to push higher, defensive stocks pulled markets lower – weighed down by losses in the consumer staples and telecommunication services sectors.

The best contributors to the fund’s relative returns were the health care and industrials sectors due in part to good stock selection. Health care companies Hikma Pharmaceuticals and Daiichi Sankyo recorded double-digit returns and were the top contributors to the fund’s returns, despite reporting lower operating profits for the year that ended 2017 than for the previous period.

On the downside, investments in the financials sector detracted from the fund’s returns, pressured by geopolitical headwinds and a flattening yield curve. Among financials, Banco Santander and KB Financial Group were a drag on results, despite reporting growth in first-quarter profits.

The fund’s portfolio managers continue to monitor global geopolitics that may derail economic growth, and are optimistic that global research combined with the fund’s flexible mandate will help us identify attractive investment opportunities.

					Percent of net assets
Country diversification	Europe		Asia/Pacific Basin		Other regions
by domicile	United Kingdom	22.4%	China	7.6%	Israel	1.2%
	France	10.2	Japan	6.3	Other	.7

	Switzerland	4.7	Hong Kong	5.3		1.9

	Germany	2.8	South Korea	4.3
	Spain	2.7	India	3.2	Short-term securities & other assets less liabilities
	Russian Federation	2.4	Other	2.3		8.0

	Sweden	1.9		29.0

	Denmark	1.8			Total	100.0%

	Netherlands	1.6	The Americas
	Portugal	1.3	Brazil	3.4
	Norway	1.2	United States	1.1
	Italy	1.2	Other	1.1

	Other	1.3		5.6

		55.5

				Percent of net assets
Largest individual	Royal Dutch Shell	4.58%	Airbus	2.03%
equity securities	Rio Tinto	4.16	Zurich Insurance Group	1.87
	British American Tobacco	3.21	Shanghai International Airport	1.86
	HDFC Bank	2.58	Samsung Electronics	1.85
	Novartis	2.21	Ørsted	1.82

20        American Funds Insurance Series

International Growth and Income Fund

Average annual total returns based on a $1,000 investment	For periods ended June 30, 2018
		6 months	1 year	5 years	Lifetime (since November 18, 2008)	Expense ratio

	Class 1	–1.87%	6.43%	5.70%	9.59%	.65%
	Class 1A	–2.00	6.15	5.46	9.33	.90	[2]
	Class 2	–1.98	6.13	5.44	9.32	.90
	Class 4	–2.12	5.88	5.20	9.09	1.15

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from November 18, 2008, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

[2]Based on estimated amounts for the current fiscal year.

	Percent of net assets
Where the fund’s assets were invested as of June 30, 2018

American Funds Insurance Series        21

Capital Income Builder®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital Income Builder, a mix of stocks and bonds, lost 2.11% for the six months ended June 30, 2018. During the same period, the MSCI ACWI (All Country World Index),[1] a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), declined 0.43%. The Bloomberg Barclays U.S. Aggregate Index,[2] which measures investment-grade U.S. bonds (rated BBB/Baa and above), fell by 1.62%. The index blend of 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index[3] declined 0.72%. The Lipper Global Equity Income Funds Average,[4] a measure of similar funds, decreased by 2.40%.

U.S. equity markets continued to advance, even as trade tensions and higher interest rates weighed on investor sentiment and heightened geopolitical tensions led to increased market volatility. European stocks declined as signs of slowing economic growth and escalating trade tensions dampened investor sentiment. Emerging markets fell as investors weighed the ramifications of a strengthening U.S. dollar and uncertainty related to elections in Latin America.

In the equity portfolio, the best contributors to the fund’s absolute returns included investments in the consumer discretionary and industrials sectors. Synchronized global economic growth was accompanied by an uptick in capital spending in the U.S. that is expected to benefit companies in the industrials sector such as Boeing. Airbus also contributed to the fund’s results as the European plane maker promised to deliver more jets than ever before.

On the downside, investments in the consumer staples and telecommunication services sectors detracted from returns. While Vodafone hindered results the most amid news that its CEO is stepping down, Philip Morris International was among the top detractors amid mixed first-quarter earnings led by investor concerns about growth of its new tobacco products and loss of market share in many of its brands. The fixed income portfolio detracted from the fund’s relative returns due to curve positioning.

As the U.S. economy and markets ring in another year of expansion, the fund’s portfolio managers are monitoring these twin factors and remain confident about the prospects of continued economic growth in the near future. Portfolio managers are also optimistic that our bottom up approach to investing will help us identify attractive long-term investment opportunities, despite higher equity valuations in the U.S.

					Percent of net assets
Country diversification	The Americas		Europe (continued)		Short-term securities & other
by domicile	United States	53.3%	Sweden	1.3%	assets less liabilities	8.5%

	Canada	2.7	Netherlands	1.3

		56.0	Other	2.5	Total	100.0%

				27.3

	Europe
	United Kingdom	14.2	Asia/Pacific Basin
	France	3.7	Hong Kong	3.2
	Switzerland	2.7	Taiwan	2.0
	Italy	1.6	Japan	1.5
			Other	1.5

				8.2

22        American Funds Insurance Series

Capital Income Builder

Average annual total returns based on a $1,000 investment	For periods ended June 30, 2018
				Lifetime (since May 1, 2014)	Expense ratio
		6 months	1 year
	Class 1	-2.11%	2.42%	3.25%	.54%
	Class 1A	-2.23	2.20	2.99	.79[5]
	Class 2	-2.32	2.09	3.12	.79
	Class 4	-2.36	1.92	2.73	1.04

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2018. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source:MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

[2]Source:Bloomberg Index Services Ltd.

[3]Datasources: MSCI and Bloomberg Index Services Ltd. The 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Its result assumes the blend is rebalanced monthly.

[4]Source:Thomson Reuters Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.

[5]Basedon estimated amounts for the current fiscal year.

	Percent of net assets
Where the fund’s assets were invested as of June 30, 2017

American Funds Insurance Series        23

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund, which is a mix of stocks and bonds, rose 1.14% for the six months ended June 30, 2018. Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, gained 2.65% over the same period, while the Bloomberg Barclays U.S. Aggregate Index,[2] which measures investment-grade U.S. bonds (rated BBB/Baa and above), declined 1.62%. A blend of the two indexes, the 60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Index,[3] advanced 1.00%.

U.S. equity markets continued to advance, even as trade tensions and higher interest rates weighed on investor sentiment and heightened geopolitical tensions led to increased market volatility. European stocks declined as signs of slowing economic growth and escalating trade tensions dampened investor sentiment. Emerging markets fell as investors weighed the ramifications of a strengthening U.S. dollar and uncertainty related to elections in Latin America.

Fund holdings in the information technology sector contributed the most to the fund’s absolute returns. Microsoft, led by strong third-quarter earnings, was a top contributor to the fund’s returns as the company continued to push into cloud computing and related software. Sales in the company’s personal computing segment also rose. Among other information technology companies, ASML and Intuit also enjoyed double-digit returns as both companies contributed to results.

Investments in the consumer staples sector detracted from the fund’s returns. British American Tobacco hindered sector returns the most amid uncertainty regarding the outlook for traditional tobacco products and tighter regulation. The fund’s fixed income holdings were also a drag on relative returns due to curve positioning.

The fund’s portfolio managers continue to evaluate the economic and market-sector implications of the current administration’s decisions regarding fiscal policy and trade. The fund’s cash position allows portfolio managers to remain flexible and better navigate uncertainty by focusing on opportunities when stock prices are favorable.

				Percent of net assets
Largest individual	Microsoft	2.75%	DowDuPont	1.50%
equity securities	UnitedHealth Group	2.26	Noble Energy	1.43
	TSMC	2.24	Broadcom	1.36
	ASML Holding	1.68	Johnson & Johnson	1.36
	VeriSign	1.66	Intel	1.33

24        American Funds Insurance Series

Asset Allocation Fund

Average annual total returns based on a $1,000 investment	For periods ended June 30, 2018
		6 months	1 year	5 years	10 years	Lifetime (since August 1,1989)	Expense ratio

	Class 1	1.14%	8.82%	9.30%	7.96%	8.58%	.29%
	Class 1A	1.00	8.54	9.04	7.70	8.31	.54	[4]
	Class 2	.98	8.51	9.02	7.69	8.31	.54
	Class 3	1.07	8.63	9.10	7.77	8.38	.47
	Class 4	.86	8.23	8.79	7.47	8.05	.79

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: S&P Dow Jones Indices LLC.

[2]Source: Bloomberg Index Services Ltd.

[3]Data sources: S&P Dow Jones Indices LLC and Bloomberg Index Services Ltd. The 60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Index blends the S&P 500 with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

[4]Based on estimated amounts for the current fiscal year.

	Percent of net assets
Where the fund’s assets were invested as of June 30, 2017

American Funds Insurance Series        25

Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Balanced Fund declined 0.47% for the six months ended June 30, 2018. The MSCI ACWI (All Country World Index),[1] a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), decreased by 0.43%, while the Bloomberg Barclays Global Aggregate Index,[2] a measure of investment-grade bonds (rated BBB/Baa and above), fell 1.46%. The 60%/40% MSCI ACWI/ Bloomberg Barclays Global Aggregate Index,[3] a blend of the two indexes, declined 0.79%.

U.S. equity markets continued to advance, even as trade tensions and higher interest rates weighed on investor sentiment and heightened geopolitical tensions led to increased market volatility. Repeating a common theme, information technology companies advanced, supported by generally better than expected corporate earnings in the sector. Outside the U.S., European stocks declined as signs of slowing economic growth and escalating trade tensions dampened investor sentiment. Emerging markets fell as investors weighed the ramifications of a strengthening U.S. dollar and uncertainty related to elections in Latin America.

Investments in the consumer discretionary sector boosted the fund’s returns, with Amazon among the top contributors. Amazon reported strong first-quarter earnings that beat analyst estimates thanks to Prime and Amazon Web Services. On the downside, investments in the information technology sector hindered returns. Brazilian online-payment company PagSeguro detracted the most from the fund’s returns as the company’s share price remained volatile since its IPO in January. In fixed income, currency exposure detracted from the fund’s returns led by emerging market debt.

The fund’s portfolio managers exercise caution and continue to monitor geopolitics that may derail the global economic recovery. Portfolio managers continue to stay the course of focusing on global research and bottom-up analysis.

		Percent of net assets			Percent of net assets

Largest sectors	Information technology	12.8%	Largest fixed income	U.S. Treasury	10.5%
in common stock	Financials	7.8	holdings (by issuer)	Japanese Government	3.5
holdings	Health care	6.3		Mexican Government	1.1
	Industrials	6.3		Polish Government	1.1
	Energy	5.7		Fannie Mae	1.0

26        American Funds Insurance Series

Global Balanced Fund

					Percent of net assets
Currency diversification		Equity securities	Bonds & notes	Forward currency contracts	Short–term securities & other assets less liabilities	Total

	U.S. dollars	29.3%	18.6%	.2%	4.9%	53.0%
	Euros	9.1	3.3	1.0	–	13.4
	Japanese yen	4.8	3.5	1.4	–	9.7
	British pounds	7.0	.7	.1	–	7.8
	Swiss francs	2.7	–	–	–	2.7
	Hong Kong dollars	2.5	–	–	–	2.5
	New Taiwan Dollar	1.3	–	–	–	1.3
	Other currencies	5.1	7.2	(2.7)		9.6

						100.0%

					Percent of net assets

Largest equity securities	Nintendo	1.67%	Boeing	1.36%
	ASML	1.61	Microsoft	1.36
	Humana	1.60	HSBC	1.31
	PagSeguro Digital	1.58	TSMC	1.28
	Amazon	1.38	JPMorgan Chase	1.20

Average annual total returns based on a $1,000 investment	For periods ended June 30, 2018
					Lifetime (since May 2, 2011)	Expense ratio
		6 months	1 year	5 years
	Class 1	-.47%	7.33%	6.72%	5.90%	.71%
	Class 1A	-.55	7.13	6.50	5.67	.96[4]
	Class 2	-.55	7.01	6.46	5.64	.96
	Class 4	-.71	6.78	6.39	5.54	1.21

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2018. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source:MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions.

[2]Source: Bloomberg Index Services Ltd.

[3]Data sources: MSCI and Bloomberg Index Services Ltd. The 60%/40% MSCI ACWI/Barclays Global Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

[4]Based on estimated amounts for the current fiscal year.

Percent of net assets

Where the fund’s assets were invested as of June 30, 2018

American Funds Insurance Series        27

Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Bond Fund declined by 1.76% for the six months ended June 30, 2018. In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Index,[1] which measures investment-grade U.S. bonds (rated BBB/Baa and above), was down 1.62%.

Rising yields made for mixed results across bond sectors. The 10-year Treasury yield rose 45 basis points, as the Federal Reserve hiked the federal funds target rate in March and June to a range of 1.75% and 2.00%. The Fed also signaled two more rate increases later in the year. Concerns about more restrictive U.S. trade policy helped prevent longer dated Treasury yields from rising further.

The fund’s curve positioning hurt relative returns, but our conviction in our curve steepener position has grown as the U.S. Treasury yield curve has flattened.

On the whole, the U.S. economy appears to be in good shape and is expected to grow at a moderate pace. Higher interest rates in the U.S. are a potential source of tailwinds, as higher income can help offset any potential capital losses from rising rates. The fund’s portfolio managers are optimistic about total return attributes for investing in a spectrum of fixed income securities, including U.S. and emerging market debt.

			Percent of net assets
Largest holdings (by issuer)	U.S. Treasury	25.1%	Teva Pharmaceutical	1.7%
	Fannie Mae	15.7	Japanese Government	1.5
	Ginnie Mae	4.5	State of Illinois	1.4
	Freddie Mac	3.3	Portuguese Government	1.3
	Mexican Government	2.4	Bank of America	1.1

28        American Funds Insurance Series

Bond Fund

Average annual total returns based on a $1,000 investment	For periods ended June 30, 2018
		6 months	1 year	5 years	10 years	Lifetime (since January 2, 1996)	Expense ratio

	Class 1	-1.76%	-.55%	2.38%	3.07%	4.55%	.38%
	Class 1A	-1.87	-.79	2.13	2.82	4.29	.63[2]
	Class 2	-1.92	-.81	2.12	2.81	4.29	.63
	Class 4	-1.94	-.98	1.88	2.57	4.04	.88

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: Bloomberg Index Services Ltd.

[2]Based on estimated amounts for the current fiscal year.

	Percent of net assets

Where the fund’s assets were invested as of June 30, 2018

American Funds Insurance Series         29

Global Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Bond Fund declined by 1.54% for the six months ended June 30, 2018. In comparison, the funds benchmark, the Bloomberg Barclays Global Aggregate Index,[1] which measures global investment-grade bonds (rated BBB/Baa and above), was down 1.46%.

Bonds generated mixed returns across the board, including developed and emerging markets debt. The U.S. Federal Reserve raised the federal funds target rate in March and June to a range of 1.75% and 2.00%. The Fed also signaled two more rate increases later in the year, for a total of four in 2018. Other factors, including global trade conflicts, helped prevent longer dated Treasury yields from rising further. Outside the U.S., the European Central Bank left interest rates unchanged, despite signs of improving economic growth and higher inflation. The U.S. dollar appreciated against the euro, the yen and most other currencies.

Low exposure to euro-zone denominated debt combined with above-benchmark investments in Mexican and Polish debt contributed notably to relative returns. On the downside, duration positioning hampered results amid rising yields.

The fund’s portfolio managers maintain a cautious approach to investing in global bond markets and believe that our global research can help identify attractive long-term investments around the world. Having the flexibility to diversify and adjust exposure by country, sector and currency continues to serve as a hallmark of the fund’s approach to global investing.

			Percent of net assets

	Currency weighting (after hedging) by country		Non-U.S. government bonds by country
	United States[2]	51.8%	Japan		10.5%
	Japan	16.5	Euro zone[3]:
	Euro zone[3]	16.0	Germany	2.4%
	Mexico	2.6	Spain	2.0
	United Kingdom	2.6	Portugal	1.6
	Denmark	1.8	Italy	1.3
	Poland	1.5	Belgium	1.0
	Malaysia	1.1	Other	1.7	10.0
	Other	6.1	Poland		3.9
	Total	100.0%	Mexico		3.2
			India		2.9
			United Kingdom		2.0
			Malaysia		1.6
			Korea		1.4
			Thailand		1.3
			Romania		1.2
			Other		10.1
			Total		48.1%

					Percent of net assets

Largest holdings (by issuer)	U. S. Treasury	19.9%	German Government		2.3%
	Japanese Government	10.5	Spanish Government		2.0
	Polish Government	3.9	Fannie Mae		1.8
	Mexican Government	3.4	Malaysian Government		1.6
	Indian Government	2.7	Portuguese Government		1.6

30        American Funds Insurance Series

Global Bond Fund

Average annual total returns based on a $1,000 investment	For periods ended June 30, 2018
		6 months	1 year	5 years	10 years	Lifetime (since October 4, 2006)	Expense ratio

	Class 1	-1.54%	.36%	1.76%	2.98%	3.88%	.56%
	Class 1A	-1.55	.25	1.56	2.75	3.64	.81[4]
	Class 2[5]	-1.59	.20	1.51	2.74	3.62	.81
	Class 4	-1.71	-.07	1.31	2.52	3.40	1.06

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from October 4, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: Bloomberg Index Services Ltd.

[2]Includes U.S. dollar-denominated debt of other countries, totaling 14.7%.

[3]Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, France, Germany, Greece, Ireland, Italy, Portugal and Spain.

[4]Based on estimated amounts for the current fiscal year.

[5]Global Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of 0.25%.

	Percent of net assets

Where the fund’s assets were invested as of June 30, 2018

American Funds Insurance Series        31

High-Income Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

High-Income Bond Fund gained 0.48% for the six months ended June 30, 2018. In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index,[1] which measures non-investment-grade bonds and limits the exposure of an issuer to 2%, rose 0.16%.

Rising yields made for mixed results across bond sectors. The 10-year Treasury yield rose 45 basis points, as the Federal Reserve hiked the federal funds target rate in March and June to a range of 1.75% and 2.00%. The Fed also signaled two more rate increases later in the year, for a total of four in 2018. Other factors, including global trade conflicts, helped prevent longer dated Treasury yields from rising further.

Amid rising interest rates, the fund’s significant position in short-duration bonds, which tend to outperform longer duration bonds in a rising rate environment, helped returns relative to the benchmark. The fund’s industry allocation to pharmaceuticals was also additive to results, while allocation to telecommunication services hurt returns.

The fund’s portfolio managers continue to believe current fundamentals support a mildly constructive outlook for the high-yield market. While we are monitoring the Federal Reserve’s tightening monetary policy, the higher yields and relatively short duration of high yield bonds should help mitigate any impact from rising rates.

				Percent of net assets
Largest holdings	Valeant Pharmaceuticals International	2.8%	Cheniere Energy Partners	1.8%
(by issuer)	First Quantum Minerals	2.0	Charter Communications	1.8
	Société Générale	2.0	Frontier Communications	1.7
	Intelsat Jackson Holdings	1.8	Sprint Nextel	1.4
	Tenet Healthcare	1.8	Chesapeake Energy	1.4

32        American Funds Insurance Series

High-Income Bond Fund

Average annual total returns based on a $1,000 investment	For periods ended June 30, 2018
		6 months	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

	Class 1	.48%	3.03%	4.66%	6.32%	8.76%	.49%
	Class 1A	.37	2.72	4.42	6.06	8.49	.74[2]
	Class 2	.35	2.71	4.39	6.06	8.49	.74
	Class 3	.35	2.82	4.46	6.13	8.57	.67
	Class 4	.27	2.53	4.20	5.84	8.24	.99

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: Bloomberg Index Services Ltd.

[2]Based on estimated amounts for the current fiscal year.

	Percent of net assets

Where the fund’s assets were invested as of June 30, 2018

American Funds Insurance Series        33

Mortgage Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Mortgage Fund lost 1.21% for the six months ended June 30, 2018, while the Bloomberg Barclays U.S. Mortgage-Backed Securities Index,[1] which covers the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac, declined 0.95%.

Rising yields made for mixed results across bond sectors. The 10-year Treasury yield rose 45 basis points, as the Federal Reserve hiked the federal funds target rate in March and June to a range of 1.75% and 2.00%. The Fed also signaled two more rate increases later in the year, for a total of four in 2018. Concerns about more restrictive U.S. trade policy helped prevent longer dated Treasury yields from rising further.

The fund’s investments in asset-backed securities and inflation protected securities were additive to relative returns. Also additive to relative returns were investments in 30-year mortgage-backed securities with coupons of 4.00% that surpassed investments in 30-year mortgage-backed securities with lower coupons and 15-year mortgage backed securities. On the downside, as the yield curve flattened, the fund’s curve positioning hampered relative returns.

The fund’s portfolio managers seek to identify high-quality mortgage-backed securities based on our bottom-up approach to investing. In the current environment, demand for flight-to-safety assets and the fund’s low correlation to equities should help investors navigate macroeconomic and geopolitical uncertainty and remain well diversified.

Percent of net assets

Breakdown of	30-year pass-throughs:
mortgage-backed	Freddie Mac	14.5%
obligations	Ginnie Mae	19.9
	Fannie Mae	18.4	52.8%

	Other		19.8

	Total		72.6%

34        American Funds Insurance Series

Mortgage Fund

Average annual total returns based on a $1,000 investment	For periods ended June 30, 2018
		6 months	1 year	5 years	Lifetime (since May 2, 2011)	Expense ratio

	Class 1	-1.21%	-1.25%	2.08%	2.25%	.47%
	Class 1A	-1.31	-1.51	1.83	2.00	.72[2]
	Class 2	-1.26	-1.41	1.85	2.01	.72
	Class 4	-1.38	-1.65	1.65	1.84	.97

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2018. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: Bloomberg Index Services Ltd.

[2]Based on estimated amounts for the current fiscal year.

	Percent of net assets

Where the fund’s assets were invested as of June 30, 2018

American Funds Insurance Series        35

Ultra-Short Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Ultra-Short Bond Fund gained 0.65% for the six months ended June 30, 2018, while the Bloomberg Barclays Short-Term Government/Corporate Index,[1] which consists of government and corporate sector securities with remaining maturity from one up to (but not including) 12 months, gained 0.82%.

The fund’s returns were higher than in 2017 as the Federal Reserve raised the benchmark federal funds rate twice this year, to the current range of 1.75% and 2.00%. Given an increase in interest rates to reassure investors of persistent U.S. economic strength, the fund’s portfolio managers believe the fund has the potential to provide current income.

36        American Funds Insurance Series

Ultra-Short Bond Fund

Average annual total returns based on a $1,000 investment	For periods ended June 30, 2018
		6 months	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

	Class 1.65%		1.05%	.16%	.09%	3.46%	.35%
	Class 1A	.65	1.06	-.02	-.12	3.21	.60[2]
	Class 2.53		.90	-.09	-.16	3.21	.60
	Class 3.63		.99	.00	-.08	3.28	.53
	Class 4.47		.63	-.23	-.33	2.97	.85

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: Bloomberg Index Services Ltd.

[2]Based on estimated amounts for the current fiscal year.

				Percent of net assets
Where the fund’s	Commercial paper						84.6%
assets were	Federal agency discount notes						11.2
invested as of	U.S. Treasury bills						4.1
June 30, 2018	Other assets less liabilities						.1
	Total						100.0%

American Funds Insurance Series        37

U.S. Government/AAA-Rated Securities Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

U.S. Government/AAA-Rated Securities Fund declined 1.08% for the six months ended June 30, 2018, while the Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index,[1] which covers obligations issued by the U.S. Treasury and U.S. government agencies, decreased by 1.01%.

Rising yields made for mixed results across bond sectors. The 10-year Treasury yield rose 45 basis points, as the Federal Reserve hiked the federal funds target rate in March and June to a range of 1.75% and 2.00%. The Fed also signaled two more rate increases later in the year, for a total of four in 2018. Concerns about more restrictive U.S. trade policy helped prevent longer dated Treasury yields from rising further.

During the period, the fund’s duration contributed to relative returns. On the downside, yield curve positioning detracted from relative returns as the yield curve flattened.

The fund strives to meet its objective of providing a high level of current income consistent with the preservation of capital. The fund’s portfolio managers have positioned the fund with the expectation that rate hikes over the next two to three years will be at a slower pace than is currently priced into the market. They believe this can lead to a steepening yield curve and higher inflation expectations.

			Percent of net assets
Breakdown of	30-year pass-throughs:
mortgage-backed	Freddie Mac	3.5%
obligations	Fannie Mae	13.2
	Ginnie Mac	6.5	23.2%

	Other		5.3
	Total		28.5%

38        American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Average annual total returns based on a $1,000 investment	For periods ended June 30, 2018
		6 months	1 year	5 years	10 years	Lifetime (since December 2, 1985)	Expense ratio

	Class 1	-1.08%	-1.12%	1.75%	3.15%	5.74%	.36%
	Class 1A	-1.25	-1.39	1.52	2.90	5.48	.61[2]
	Class 2	-1.22	-1.38	1.48	2.89	5.47	.61
	Class 3	-1.19	-1.30	1.56	2.96	5.55	.54
	Class 4	-1.33	-1.67	1.26	2.67	5.22	.86

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and from July 1, 2010, through December 31, 2010. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: Bloomberg Index Services Ltd.

[2]Based on estimated amounts for the current fiscal year.

							Percent of net assets

Where the fund’s assets were invested as of June 30, 2018

American Funds Insurance Series        39

Managed Risk Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 5.41% for the six months ended June 30, 2018. Standard & Poor’s 500 Managed Risk Index - Moderate Aggressive[1] rose 0.69%. Standard & Poor’s 500 Composite Index,[2] a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, gained 2.65%.

The fund pursues its objective by investing in shares of American Funds Insurance Series - Growth FundSM and American Funds Insurance Series - Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth Fund’s investments in consumer discretionary and health care added to returns, while investments in financials detracted from the fund’s absolute results.

Average annual total returns based on a $1,000 investment	For periods ended June 30, 2018
		6 months	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

	Class P1	5.41%	16.61%	10.04%	9.87%	.78%	.72%
	Class P2	5.26	16.42	9.70	9.55	1.03	.97

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.

[2]Source: S&P Dow Jones Indices LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

40        American Funds Insurance Series

Managed Risk International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund declined 0.50% for the six months ended June 30, 2018, compared to the Standard & Poor’s EPAC Ex. Korea LargeMidCap Managed Risk Index - Moderate Aggressive,[1] which fell 2.13%. The MSCI ACWI (All Country World Index) ex USA,[2] a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.), decreased by 3.77%.

The fund pursues its objective by investing in shares of American Funds Insurance Series - International FundSM and American Funds Insurance Series - Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying International Fund’s investments in the utilities sector added to returns, while investments in the financials sector hindered the fund’s absolute results.

Average annual total returns based on a $1,000 investment	For periods ended June 30, 2018
		6 months	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

	Class P1	-.50%	10.07%	4.39%	3.84%	.95%	.87%
	Class P2	-.76	9.55	3.96	3.42	1.20	1.12

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.

[2]Source: MSCI. The MSCI index result reflects reinvestment of distributions and dividends net of withholding taxes.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series        41

Managed Risk Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Managed Risk Blue Chip Income and Growth Fund lost 1.80% for the six months ended June 30, 2018, trailing Standard & Poor’s 500 Managed Risk Index - Moderate,[1] which rose 0.49%. Standard & Poor’s 500 Composite Index,[2] a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, gained 2.65%.

The fund pursues its objective by investing in shares of American Funds Insurance Series - Blue Chip Income and Growth FundSM and American Funds Insurance Series - U.S. Government/AAA-Rated Securities FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Blue Chip Income and Growth Fund’s investments in the information technology sector were additive to absolute returns, while consumer staples stocks hindered the fund’s results.

Average annual total returns based on a $1,000 investment	For periods ended June 30, 2018
		6 months	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

	Class P1	-1.80%	7.63%	7.84%	7.61%	.82%	.77%
	Class P2	-2.04	7.21	7.43	7.21	1.07	1.02

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.

[2]Source: S&P Dow Jones Indices LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

42        American Funds Insurance Series

Managed Risk Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Managed Risk Growth-Income Fund gained 3.47% for the six months ended June 30, 2018, outpacing the Standard & Poor’s 500 Managed Risk Index - Moderate[1], which rose 0.49%. Standard & Poor’s 500 Composite Index[2], a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, gained 2.65%.

The fund pursues its objective by investing in shares of American Funds Insurance Series - Growth-Income FundSM and American Funds Insurance Series - Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth-Income Fund’s investments in the consumer discretionary sector added the most to the fund’s returns, while investments in the consumer staples sector was a drag on the fund’s absolute results.

Average annual total returns based on a $1,000 investment	For periods ended June 30, 2018
		6 months	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

	Class P1	3.47%	14.40%	9.27%	9.07%	.74%	.67%
	Class P2	3.39	14.09	8.93	8.74	.99	.92

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.

[2]Source: S&P Dow Jones Indices LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series        43

Managed Risk Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Managed Risk Asset Allocation Fund marginally declined 0.14% for the six months ended June 30, 2018, trailing the Standard & Poor’s 500 Managed Risk Index - Moderate Conservative[1], which rose 0.28%. Standard & Poor’s 500 Composite Index,[2] a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, gained 2.65%.

The fund pursues its objective by investing in shares of American Funds Insurance Series - Asset Allocation FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The fund’s underlying investments in the information technology sector contributed the most to absolute returns, while investments in the consumer staples sector hindered returns.

Average annual total returns based on a $1,000 investment	For periods ended June 30, 2018
		6 months	1 year	5 years	Lifetime (since September 28, 2012)	Gross expense ratio	Net expense ratio

	Class P1	-.14%	6.85%	7.03%	7.89%	.69%	.64%
	Class P2	-.26	6.59	6.76	7.62	.94	.89

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.

[2]Source: S&P Dow Jones Indices LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

44        American Funds Insurance Series

Global Growth Fund

Summary investment portfolio June 30, 2018	unaudited

Common stocks 90.66%		Shares	Value (000)
Information	ASML Holding NV	648,442	$128,505
technology	ASML Holding NV (New York registered)	517,300	102,410
31.08%	Alphabet Inc., Class A1	130,000	146,795
	Alphabet Inc., Class C1	71,052	79,269
	Taiwan Semiconductor Manufacturing Co., Ltd.	26,955,000	191,408
	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	335,000	12,248
	Facebook, Inc., Class A1	898,500	174,597
	Microsoft Corp.	1,583,100	156,109
	Visa Inc., Class A	998,800	132,291
	Alibaba Group Holding Ltd. (ADR)[1]	671,050	124,500
	Nintendo Co., Ltd.	345,600	112,999
	Broadcom Inc.	373,700	90,675
	Tencent Holdings Ltd.	1,800,000	90,349
	Just Eat PLC[1]	5,292,000	54,406
	AAC Technologies Holdings Inc.	3,806,540	53,613
	Temenos AG	335,000	50,742
	Largan Precision Co., Ltd.	255,000	37,554
	PagSeguro Digital Ltd., Class A1	1,340,900	37,210
	Other securities		174,554

			1,950,234

Consumer	Amazon.com, Inc.[1]	262,400	446,028
discretionary	Booking Holdings Inc.[1]	39,000	79,057
17.89%	NIKE, Inc., Class B	790,500	62,987
	Home Depot, Inc.	236,800	46,200
	Naspers Ltd., Class N	177,000	44,968
	Moncler SpA	915,000	41,673
	Ctrip.com International, Ltd. (ADR)[1]	797,000	37,961
	Other securities		363,831

			1,122,705

Financials	AIA Group Ltd.	15,004,900	131,199
9.70%	JPMorgan Chase & Co.	853,600	88,945
	Kotak Mahindra Bank Ltd.	3,471,000	68,034
	MarketAxess Holdings Inc.	211,000	41,749
	Prudential PLC	1,793,884	41,064
	Société Générale	923,000	38,928
	Other securities		198,602

			608,521

Health care	UnitedHealth Group Inc.	324,200	79,539
9.69%	Sartorius AG, non-registered shares, nonvoting preferred	381,500	57,071
	Express Scripts Holding Co.[1]	729,300	56,309
	Boston Scientific Corp.[1]	1,638,200	53,569
	Merck & Co., Inc.	820,000	49,774
	AstraZeneca PLC	652,300	45,222
	Mettler-Toledo International Inc.[1]	65,000	37,611
	Other securities		229,184

			608,279

Consumer staples	British American Tobacco PLC	1,710,800	86,475
6.29%	Nestlé SA	739,650	57,436
	Philip Morris International Inc.	602,200	48,621
	Other securities		201,821

			394,353

American Funds Insurance Series        45

Global Growth Fund

Common stocks (continued)		Shares	Value (000)
Industrials	Airbus SE, non-registered shares	1,177,500	$137,866
5.80%	Other securities		226,199

			364,065

Energy	Royal Dutch Shell PLC, Class B	1,042,000	37,315
2.07%	Other securities		92,740

			130,055

Materials	Sherwin-Williams Co.	155,500	63,377
2.07%	Other securities		66,655

			130,032

Telecommunication services 1.09%	SoftBank Group Corp.	776,000	55,883
	Other securities		12,216

			68,099

Miscellaneous 4.98%	Other common stocks in initial period of acquisition		312,437

	Total common stocks (cost: $3,548,106,000)		5,688,780

Bonds, notes & other debt instruments 0.02%		Principal amount (000)
U.S. Treasury bonds & notes 0.02%
U.S. Treasury 0.02%	Other securities		1,000

	Total bonds, notes & other debt instruments (cost: $1,000,000)		1,000

Short-term securities 9.03%
	Mizuho Bank, Ltd. 1.90%-2.04% due 7/2/2018-7/20/2018[2]	$ 134,100	133,977
	National Australia Bank Ltd. 2.08% due 8/21/2018[2]	76,100	75,862
	Nordea Bank AB 2.22% due 9/17/2018[2]	50,000	49,763
	Sumitomo Mitsui Banking Corp. 2.00%-2.10% due 7/23/2018-8/21/2018[2]	134,700	134,348
	Swedbank AB 1.85%-2.23% due 7/2/2018-9/27/2018	133,800	133,274
	Other securities		39,700

	Total short-term securities (cost: $566,959,000)		566,924

	Total investment securities 99.71% (cost: $4,116,065,000)		6,256,704

	Other assets less liabilities 0.29%		18,151

	Net assets 100.00%		$6,274,855

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes a security which was valued under fair value procedures adopted by authority of the board of trustees. The total value of the security which was valued under fair value procedures was $9,961,000, which represented .16% of the net assets of the fund.

46        American Funds Insurance Series

Global Growth Fund

Forward currency contracts
				Unrealized appreciation (depreciation) at 6/30/2018 (000)
Contract amount
Purchases	Sales		Settlement
(000)	(000)	Counterparty	date
USD5,295	JPY581,294	Bank of America, N.A.	7/25/2018	$35
JPY581,294	USD5,263	Goldman Sachs	7/25/2018	(3)
				$32

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1Security did not produce income during the last 12 months.

2Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $325,640,000, which represented 5.19% of the net assets of the fund.

Key to abbreviations and symbol

ADR = American Depositary Receipts

JPY = Japanese yen

USD/$ = U.S. dollars

See Notes to Financial Statements

American Funds Insurance Series        47

Global Small Capitalization Fund

Summary investment portfolio June 30, 2018	unaudited

Common stocks 91.02%		Shares	Value (000)
Health care	GW Pharmaceuticals PLC (ADR)[1]	746,460	$104,161
21.61%	Insulet Corp.[1]	879,755	75,395
	Integra LifeSciences Holdings Corp.[1]	1,025,423	66,047
	iRhythm Technologies, Inc.[1]	807,980	65,551
	China Biologic Products Holdings, Inc.[1]	524,000	52,049
	Madrigal Pharmaceuticals, Inc.[1]	177,800	49,729
	WuXi Biologics (Cayman) Inc.[1]	3,729,800	41,526
	Molina Healthcare, Inc.[1]	420,000	41,135
	NuCana PLC (ADR)[1,2]	2,067,724	39,287
	Evolent Health, Inc., Class A1	1,436,000	30,228
	CONMED Corp.	399,000	29,207
	athenahealth, Inc.[1]	176,000	28,009
	Illumina, Inc.[1]	100,200	27,985
	CryoLife, Inc.[1]	898,000	25,009
	Other securities		253,085

			928,403

Consumer	Melco International Development Ltd.	17,379,000	53,495
discretionary	GVC Holdings PLC	3,573,748	49,570
18.00%	Five Below, Inc.[1]	457,000	44,653
	Seria Co., Ltd.	789,526	37,938
	Entertainment One Ltd.	7,563,697	36,714
	Hilton Grand Vacations Inc.[1]	1,033,100	35,849
	Cedar Fair, LP	531,000	33,458
	Domino’s Pizza, Inc.	100,000	28,217
	Caesars Entertainment Corp.[1]	2,375,836	25,421
	Other securities		427,777

			773,092

Information	Qorvo, Inc.[1]	600,900	48,174
technology	Paycom Software, Inc.[1]	428,885	42,387
13.53%	Mellanox Technologies, Ltd.[1]	423,200	35,676
	Hamamatsu Photonics KK	735,753	31,632
	Topcon Corp.	1,707,510	29,303
	VTech Holdings Ltd.	2,189,000	25,264
	Other securities		368,856

			581,292

Financials	Kotak Mahindra Bank Ltd.	3,282,732	64,344
10.13%	Texas Capital Bancshares, Inc.[1]	514,201	47,049
	Trupanion, Inc.[1]	1,063,800	41,063
	Essent Group Ltd.[1]	1,018,841	36,495
	Webster Financial Corp.	553,000	35,226
	Cannae Holdings, Inc.[1]	1,625,000	30,144
	Avanza Bank Holding AB	560,129	28,767
	Other securities		152,227

			435,315

Industrials	International Container Terminal Services, Inc.	20,180,000	29,230
9.33%	Advanced Disposal Services, Inc.[1]	1,159,501	28,732
	Other securities		342,880

			400,842

48        American Funds Insurance Series

Global Small Capitalization Fund

Common stocks		Shares	Value (000)
Energy	SM Energy Co.	1,111,000	$28,542
3.17%	Whitecap Resources Inc.	3,674,880	24,906
	Other securities		82,809

			136,257

Real estate	WHA Corp. PCL	372,370,250	41,137
2.85%	MGM Growth Properties LLC REIT, Class A	1,323,600	40,317
	Other securities		40,722

			122,176

Materials	Lundin Mining Corp.	6,820,000	37,922
2.82%	Other securities		83,173

			121,095

Consumer staples	Varun Beverages Ltd.	2,504,974	27,552
2.75%	Other securities		90,445

			117,997

Utilities	ENN Energy Holdings Ltd.	4,991,400	49,083
1.65%	Other securities		21,888

			70,971

Telecommunication services 0.42%	Other securities		18,116

Miscellaneous	Other common stocks in initial period of acquisition		204,413

4.76%	Total common stocks (cost: $2,970,217,000)		3,909,969

Convertible bonds 0.18%		Principal amount (000)
Consumer discretionary 0.18%	Other securities		7,655

	Total convertible bonds (cost: $8,455,000)		7,655

Bonds, notes & other debt instruments 0.09%
U.S. Treasury bonds & notes 0.09%
U.S. Treasury 0.09%	Other securities		4,123

	Total bonds, notes & other debt instruments (cost: $4,124,000)		4,123

Short-term securities 8.66%
	Australia & New Zealand Banking Group, Ltd. 1.95% due 7/13/2018[3]	$40,000	39,970
	BNP Paribas, New York Branch 2.22% due 9/4/2018	38,600	38,447
	Federal Home Loan Bank 1.79%–1.90% due 7/13/2018–8/13/2018	86,200	86,073
	Province of Ontario 1.91% due 7/5/2018	37,600	37,588

American Funds Insurance Series        49

Global Small Capitalization Fund

Short-term securities (continued)	Principal amount (000)	Value (000)
Sumitomo Mitsui Banking Corp. 2.24% due 8/28/2018[3]	$50,000	$49,825
Swedbank AB 1.85%–2.21% due 7/2/2018–7/23/2018	91,400	91,366
Other securities		28,601

Total short-term securities (cost: $371,865,000)		371,870

Total investment securities 99.95% (cost: $3,354,661,000)		4,293,617

Other assets less liabilities 0.05%		2,254

Net assets 100.00%		$4,295,871

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One security in Other securities (with a value of $13,979,000, an aggregate cost of $8,280,000, and which represented .33% of the net assets of the fund) was acquired on 5/1/2015 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale. This was the only security valued under the fair value procedures adopted by authority of the board of trustees.

Forward currency contracts
				Unrealized appreciation (depreciation) at 6/30/2018 (000)
Contract amount
Purchases (000)	Sales (000)	Counterparty	Settlement date
USD16,095	JPY1,765,175	JPMorgan Chase	7/10/2018	$140
JPY1,765,175	USD15,959	Bank of America, N. A.	7/10/2018	(4)
USD9,832	INR663,163	Citibank	7/17/2018	173
INR663,163	USD9,666	JPMorgan Chase	7/17/2018	(8)
GBP26,030	USD34,286	JPMorgan Chase	7/23/2018	106
USD34,329	GBP26,030	Bank of New York Mellon	7/23/2018	(62)
USD10,502	GBP7,908	Citibank	7/25/2018	53
GBP7,908	USD10,419	Citibank	7/25/2018	30
				$428

50        American Funds Insurance Series

Global Small Capitalization Fund

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the six months ended June 30, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliates at 6/30/2018 (000)

Common stocks 0.91%
Health care 0.91%
NuCana PLC (ADR)[1]	416,620	1,651,104	–	2,067,724	$ –	$ (4,030)	$ –	$39,287

Consumer discretionary 0.00%
Hostelworld Group PLC[4]	6,212,000	–	3,389,000	2,823,000	3,739	(6,203)	401	–

Total 0.91%					$3,739	$(10,233)	$401	$39,287

1Security did not produce income during the last 12 months.

2Represents an affiliated company as defined under the Investment Company Act of 1940.

3Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $109,346,000, which represented 2.55% of the net assets of the fund.

4Unaffiliated issuer at 6/30/2018.

Key to abbreviations and symbol

ADR = American Depositary Receipts

GBP = British pounds

INR = Indian rupees

JPY = Japanese yen

USD/$ = U.S. dollars

See Notes to Financial Statements

American Funds Insurance Series        51

Growth Fund

Summary investment portfolio June 30, 2018	unaudited

Common stocks 96.07%		Shares	Value (000)
Information	Facebook, Inc., Class A1	7,340,500	$1,426,406
technology	Alphabet Inc., Class C1	713,000	795,458
33.31%	Alphabet Inc., Class A1	396,500	447,724
	Microsoft Corp.	11,254,000	1,109,757
	Broadcom Inc.	3,248,100	788,119
	ASML Holding NV (New York registered)	2,382,000	471,565
	ASML Holding NV	1,199,568	237,725
	ServiceNow, Inc.[1]	3,093,000	533,450
	Visa Inc., Class A	2,955,000	391,390
	Taiwan Semiconductor Manufacturing Co., Ltd.	36,360,000	258,194
	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,975,392	108,780
	Intel Corp.	4,790,000	238,111
	Activision Blizzard, Inc.	2,996,300	228,678
	Samsung Electronics Co., Ltd.	4,450,000	186,265
	Alibaba Group Holding Ltd. (ADR)[1]	875,000	162,339
	Intuit Inc.	650,000	132,798
	Other securities		1,074,499

			8,591,258

Consumer	Amazon.com, Inc.[1]	1,147,916	1,951,229
discretionary	Netflix, Inc.[1]	2,110,000	825,917
21.43%	Tesla, Inc.[1]	1,813,000	621,768
	Home Depot, Inc.	2,292,000	447,169
	NIKE, Inc., Class B	4,505,000	358,958
	Booking Holdings Inc.[1]	151,531	307,167
	Charter Communications, Inc., Class A1	973,680	285,493
	Comcast Corp., Class A	8,685,000	284,955
	Ulta Beauty, Inc.[1]	700,000	163,422
	Other securities		281,844

			5,527,922

Health care	UnitedHealth Group Inc.	3,137,600	769,779
13.87%	Intuitive Surgical, Inc.[1]	940,500	450,010
	Regeneron Pharmaceuticals, Inc.[1]	1,194,000	411,918
	Humana Inc.	993,200	295,606
	Vertex Pharmaceuticals Inc.[1]	1,559,200	265,002
	Centene Corp.[1]	1,808,400	222,813
	Boston Scientific Corp.[1]	5,997,000	196,102
	Aetna Inc.	1,030,000	189,005
	Thermo Fisher Scientific Inc.	795,000	164,676
	Illumina, Inc.[1]	550,000	153,609
	Other securities		459,512

			3,578,032

Financials	Wells Fargo & Co.	9,990,454	553,871
9.93%	BlackRock, Inc.	539,000	268,983
	Goldman Sachs Group, Inc.	922,400	203,454
	JPMorgan Chase & Co.	1,947,000	202,877
	PNC Financial Services Group, Inc.	1,083,600	146,394
	Legal & General Group PLC	40,158,246	140,977
	Other securities		1,043,388

			2,559,944

52        American Funds Insurance Series

Growth Fund

Common stocks		Shares	Value (000)
Energy	EOG Resources, Inc.	2,402,400	$298,931
7.13%	Concho Resources Inc.[1]	1,870,000	258,714
	Noble Energy, Inc.	5,663,000	199,791
	Suncor Energy Inc.	4,588,116	186,714
	Pioneer Natural Resources Co.	810,000	153,284
	Other securities		740,517

			1,837,951

Industrials	TransDigm Group Inc.	524,000	180,853
4.15%	MTU Aero Engines AG	872,162	167,647
	Other securities		722,526

			1,071,026

Consumer staples	Kerry Group PLC, Class A	1,300,000	136,025
1.47%	Other securities		244,196

			380,221

Real estate	Equinix, Inc. REIT	399,000	171,526
1.04%	Other securities		97,412

			268,938

Other 1.98%	Other securities		508,337

Miscellaneous 1.76%	Other common stocks in initial period of acquisition		454,883

	Total common stocks (cost: $14,033,329,000)		24,778,512

Convertible stocks 0.05%
Consumer discretionary 0.05%	Other securities		11,351

	Total convertible stocks (cost: $10,650,000)		11,351

Short-term securities 3.89%		Principal amount (000)
	Federal Home Loan Bank 1.80%-1.90% due 7/6/2018-9/10/2018	$ 345,300	344,813
	Pfizer Inc. 2.00%-2.11% due 8/16/2018-9/24/2018[2]	134,900	134,368
	Other securities		524,997

	Total short-term securities (cost: $1,004,230,000)		1,004,178

	Total investment securities 100.01% (cost: $15,048,209,000)		25,794,041
	Other assets less liabilities (0.01)%		(1,717)

	Net assets 100.00%		$25,792,324

American Funds Insurance Series        53

Growth Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One security in “Other securities” (with a value of $11,351,000, an aggregate cost of $10,650,000, and which represented .04% of the net assets of the fund) was acquired on 5/22/2015 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale. This was the only security valued under the fair value procedures adopted by authority of the board of trustees.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]

Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities”, was $500,272,000, which represented 1.94% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

54        American Funds Insurance Series

International Fund

Summary investment portfolio June 30, 2018	unaudited

Common stocks 91.37%		Shares	Value (000)
Financials	AIA Group Ltd.	37,525,700	$328,116
15.44%	HDFC Bank Ltd.[1]	7,804,100	240,177
	HDFC Bank Ltd. (ADR)	130,800	13,737
	Kotak Mahindra Bank Ltd.	6,186,048	121,252
	Prudential PLC	5,142,265	117,712
	Credit Suisse Group AG	5,523,789	83,390
	Sberbank of Russia PJSC (ADR)	4,739,150	68,410
	Axis Bank Ltd.[1,2,3]	8,530,055	58,662
	Axis Bank Ltd.	736,300	5,489
	Barclays PLC	24,242,926	60,470
	Other securities		421,283

			1,518,698

Industrials	Airbus SE, non-registered shares	2,926,849	342,686
13.19%	Rolls-Royce Holdings PLC[4]	10,539,900	137,459
	Ryanair Holdings PLC (ADR)[4]	991,700	113,282
	Yamato Holdings Co., Ltd.	3,294,395	97,122
	Melrose Industries PLC	30,195,733	84,763
	SMC Corp.	206,100	75,634
	Safran SA	549,000	66,709
	Other securities		379,506

			1,297,161

Information	Samsung Electronics Co., Ltd.	5,920,950	247,835
technology	Tencent Holdings Ltd.	4,549,687	228,366
12.12%	Alibaba Group Holding Ltd. (ADR)[4]	1,120,300	207,849
	ASML Holding NV	583,834	115,702
	Other securities		392,152

			1,191,904

Health care	Novartis AG	2,547,000	193,616
10.80%	Teva Pharmaceutical Industries Ltd. (ADR)	6,910,598	168,066
	Grifols, SA, Class B, preferred nonvoting, non-registered shares	3,304,730	71,242
	Grifols, SA, Class A, non-registered shares	881,000	26,523
	Grifols, SA, Class B (ADR)	793,690	17,065
	Fresenius SE & Co. KGaA	1,193,000	95,851
	Daiichi Sankyo Co., Ltd.	2,362,000	90,392
	Shire PLC	1,572,150	88,492
	Chugai Pharmaceutical Co., Ltd.	1,254,500	65,833
	Hikma Pharmaceuticals PLC	3,044,380	60,307
	Other securities		184,569

			1,061,956

Consumer	Galaxy Entertainment Group Ltd.	15,379,000	119,083
discretionary	Kering SA	160,638	90,720
10.61%	Industria de Diseño Textil, SA	2,266,027	77,430
	Techtronic Industries Co. Ltd.	12,184,500	67,945
	Naspers Ltd., Class N	256,700	65,216
	Altice USA, Inc., Class A	3,588,171	61,214
	Other securities		562,620

			1,044,228

American Funds Insurance Series        55

International Fund

Common stocks (continued)		Shares	Value (000)
Consumer staples	Pernod Ricard SA	657,337	$107,393
8.06%	Associated British Foods PLC	2,671,488	96,534
	Nestlé SA	1,236,700	96,034
	British American Tobacco PLC	1,652,200	83,513
	AMOREPACIFIC Corp.	250,474	72,479
	Other securities		336,769

			792,722

Materials	Asahi Kasei Corp.	10,521,900	133,811
7.56%	Glencore PLC	27,556,500	131,651
	Vale SA, ordinary nominative (ADR)	9,574,966	122,751
	Vale SA, ordinary nominative	102,481	1,311
	First Quantum Minerals Ltd.	5,407,000	79,666
	Teck Resources Ltd., Class B	2,769,100	70,541
	Other securities		203,642

			743,373

Energy 4.66%	Royal Dutch Shell PLC, Class B	2,675,000	95,796
	Royal Dutch Shell PLC, Class A	1,440,256	49,971
	Other securities		312,678

			458,445

Utilities	ENN Energy Holdings Ltd.	10,716,000	105,376
4.45%	China Gas Holdings Ltd.	22,790,000	91,647
	Ørsted AS	1,469,901	88,932
	Other securities		151,770

			437,725

Telecommunication services 1.56%	SoftBank Group Corp.	911,900	65,669
	Other securities		87,669

			153,338

Real estate 1.47%	Other securities		145,135

Miscellaneous 1.45%	Other common stocks in initial period of acquisition		142,545

	Total common stocks (cost: $7,100,559,000)		8,987,230

Rights & warrants 0.12%
Miscellaneous 0.12%	Other rights & warrants in initial period of acquisition		12,024

	Total rights & warrants (cost: $13,714,000)		12,024

Bonds, notes & other debt instruments 0.64%		Principal amount (000)
Corporate bonds & notes 0.37%
Materials	First Quantum Minerals Ltd. 7.00%-7.25% 2021-2022[3]	$29,445	29,875
0.37%	Vale SA 6.88% 2036-2039	5,640	6,406

			36,281

56        American Funds Insurance Series

International Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)
Bonds & notes of governments & government agencies outside the U.S. 0.22%
	Other securities		$21,461

U.S. Treasury bonds & notes 0.05%
U.S. Treasury 0.05%	Other securities		4,998

	Total bonds, notes & other debt instruments (cost: $55,941,000)		62,740

Short-term securities 8.00%
	Federal Home Loan Bank 1.83% - 1.91% due 7/20/2018-9/7/2018	$227,500	227,067
	Wal-Mart Stores, Inc. 1.86% due 7/2/2018[3]	65,000	64,989
	Other securities		495,437

	Total short-term securities (cost: $787,483,000)		787,493

	Total investment securities 100.13% (cost: $7,957,697,000)		9,849,487
	Other assets less liabilities (0.13)%		(12,887)

	Net assets 100.00%		$9,836,600

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

Other securities includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts
Contract amount		Counterparty	Settlement date	Unrealized appreciation at 6/30/2018 (000)
Purchases (000)	Sales (000)
USD41,805	INR2,825,000	Bank of America, N. A.	7/17/2018	$662

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $346,890,000, which represented 3.53% of the net assets of the fund.

[2]

Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.

[3]

Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $573,433,000, which represented 5.83% of the net assets of the fund.

[4]	Security did not produce income during the last 12 months.

Private placement security	Acquisition dates	Cost (000)	Value (000)	Percent of net assets
Axis Bank Ltd.	1/15/2013-12/18/2017	$60,701	$58,662.60%

Key to abbreviations and symbol

ADR = American Depositary Receipts

INR = Indian rupees

USD/$ = U.S. dollars

See Notes to Financial Statements

American Funds Insurance Series        57

New World Fund

Summary investment portfolio June 30, 2018	unaudited

Common stocks 83.44%		Shares	Value (000)
Information technology 19.84%	Taiwan Semiconductor Manufacturing Co., Ltd.	9,770,000	$69,377
	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	500,000	18,280
	PagSeguro Digital Ltd., Class A1	2,417,416	67,083
	Alphabet Inc., Class C1	42,900	47,862
	Alphabet Inc., Class A1	16,900	19,083
	Alibaba Group Holding Ltd. (ADR)[1]	332,237	61,640
	Samsung Electronics Co., Ltd.	600,000	25,114
	Samsung Electronics Co., Ltd., nonvoting preferred	362,500	12,246
	Broadcom Inc.	146,450	35,535
	Murata Manufacturing Co., Ltd.	181,300	30,491
	Baidu, Inc., Class A (ADR)[1]	122,800	29,840
	Renesas Electronics Corp.[1]	3,011,800	29,543
	TravelSky Technology Ltd., Class H1	8,784,956	25,586
	Mastercard Inc., Class A	116,500	22,895
	Temenos AG	141,500	21,433
	Other securities		158,557

			674,565

Financials 12.07%	HDFC Bank Ltd.[2]	2,600,450	80,031
	AIA Group Ltd.	6,361,600	55,624
	B3 SA - Brasil, Bolsa, Balcao	7,898,000	41,673
	Grupo Financiero Galicia SA, Class B (ADR)	1,004,234	33,120
	Shriram Transport Finance Co. Ltd.	1,253,000	23,764
	Capitec Bank Holdings Ltd.	326,876	20,684
	Other securities		155,486

			410,382

Materials 10.23%	First Quantum Minerals Ltd.	5,680,283	83,693
	Vale SA, ordinary nominative	4,093,786	52,380
	Randgold Resources Ltd.	529,600	40,678
	China Hongqiao Group Ltd.	27,221,000	25,675
	Aluminum Corp. of China Ltd., Class H1	57,800,000	25,490
	Other securities		119,838

			347,754

Consumer discretionary 9.63%	Sony Corp.	700,000	35,811
	Maruti Suzuki India Ltd.	260,500	33,556
	MakeMyTrip Ltd., non-registered shares[1]	871,500	31,505
	General Motors Co.	542,000	21,355
	Other securities		205,323

			327,550

Energy 9.01%	Reliance Industries Ltd.	13,230,790	187,788
	Royal Dutch Shell PLC, Class B	1,050,000	37,602
	Royal Dutch Shell PLC, Class A	21,628	750
	LUKOIL Oil Co. PJSC (ADR)	303,000	20,719
	Other securities		59,622

			306,481

Health care 6.96%	Yunnan Baiyao Group Co., Ltd., Class A	2,417,912	39,035
	CSL Ltd.	209,500	29,864
	Jiangsu Hengrui Medicine Co., Ltd., Class A	2,360,410	26,991
	Other securities		140,763

			236,653

58        American Funds Insurance Series

New World Fund

Common stocks		Shares	Value (000)
Consumer staples	British American Tobacco PLC	1,557,000	$78,701
6.89%	CP ALL PCL, foreign registered	13,410,800	29,752
	Foshan Haitian Flavouring and Food Co. Ltd., Class A	2,250,000	25,009
	Lenta Ltd. (GDR)[1]	4,040,000	22,260
	Lenta Ltd. (GDR)[1,3]	244,500	1,347
	Nestlé SA	286,196	22,224
	Other securities		54,787

			234,080

Industrials	Airbus SE, non-registered shares	594,229	69,574
5.75%	Eicher Motors Ltd.	118,200	49,323
	Other securities		76,738

			195,635

Real estate	American Tower Corp. REIT	236,800	34,140
1.12%	Other securities		3,794

			37,934

Utilities	Other securities		36,168

1.06%

Telecommunication	China Unicom (Hong Kong) Ltd.	19,034,000	23,776
services	Other securities		6,121

0.88%			29,897

Miscellaneous	Other common stocks in initial period of acquisition		67

0.00%	Total common stocks (cost: $2,329,478,000)		2,837,166

Preferred securities 0.04%
Information	Other securities		1,340

technology	Total preferred securities (cost: $1,340,000)		1,340

0.04%
Rights & warrants 1.13%
Consumer staples	Foshan Haitian Flavouring and Food Co., Ltd., Class A, warrants, expire 2018[1,2,3]	2,330,000	25,898
1.13%	Other securities		12,561

			38,459

	Total rights & warrants (cost: $21,028,000)		38,459

Bonds, notes & other debt instruments 2.79%		Principal amount (000)
Bonds & notes of governments & government agencies outside the U. S. 2.29%
	Other securities		77,892

Corporate bonds & notes 0.47%
Materials	Vale SA 6.25% 2026	$405	440

0.01%

American Funds Insurance Series        59

New World Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Other	Other securities		$ 15,659

0.46%
U.S. Treasury bonds & notes 0.03%
U.S. Treasury	Other securities		1,000

0.03%	Total bonds, notes & other debt instruments (cost: $100,554,000)		94,991

Short-term securities 12.06%

	Australia & New Zealand Banking Group, Ltd. 1.95% due 7/13/2018[3]	$40,000	39,970
	BASF SE 2.04% due 8/6/2018[3]	21,500	21,455
	CPPIB Capital Inc. 1.95% due 7/16/2018–7/23/2018	80,000	79,910
	Federal Home Loan Bank 1.77%–1.90% due 7/11/2018–8/13/2018	55,000	54,935
	Mizuho Bank, Ltd. 1.92% due 7/6/2018[3]	68,000	67,974
	Swedbank AB 1.85%–1.89% due 7/2/2018–7/5/2018	71,600	71,581
	Wal-Mart Stores, Inc. 1.93% due 7/2/2018[3]	25,000	24,996
	Other securities		49,196

	Total short-term securities (cost: $410,064,000)		410,017

	Total investment securities 99.46% (cost: $2,862,464,000)		3,381,973
	Other assets less liabilities 0.54%		18,251

	Net assets 100.00%		$3,400,224

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts
Contract amount				Unrealized appreciation (depreciation) at 6/30/2018 (000)
Purchases (000)	Sales (000)	Counterparty	Settlement date
USD841	BRL3,000	JPMorgan Chase	7/9/2018	$68
USD113	MXN2,100	JPMorgan Chase	7/9/2018	7
USD1,766	BRL6,300	JPMorgan Chase	7/12/2018	143
USD4,296	INR289,525	JPMorgan Chase	7/12/2018	77
USD1,258	ZAR16,605	Goldman Sachs	7/12/2018	50
USD1,389	JPY153,000	Goldman Sachs	7/18/2018	5
JPY153,000	USD1,385	Goldman Sachs	7/18/2018	(1)
USD1,637	INR112,350	Citibank	7/24/2018	2
USD574	JPY63,000	Citibank	7/25/2018	4
USD1,798	INR120,000	Citibank	9/24/2018	66
USD968	EUR805	Bank of America, N. A.	12/13/2018	15
USD406	EUR320	Citibank	3/6/2019	24
USD531	EUR415	Goldman Sachs	3/8/2019	36
USD323	EUR255	Goldman Sachs	3/8/2019	19
USD1,396	EUR1,100	JPMorgan Chase	3/15/2019	84
				$599

60        American Funds Insurance Series

New World Fund

1Security did not produce income during the last 12 months.

2Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $156,809,000, which represented 4.61% of the net assets of the fund.

3Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $293,875,000, which represented 8.64% of the net assets of the fund.

Key to abbreviations and symbol

ADR = American Depositary Receipts

BRL = Brazilian reais

EUR = Euros

GDR = Global Depositary Receipts

INR = Indian rupees

JPY = Japanese yen

MXN = Mexican pesos

USD/$ = U.S. dollars

ZAR = South African rand

See Notes to Financial Statements

American Funds Insurance Series        61

Blue Chip Income and Growth Fund

Summary investment portfolio June 30, 2018	unaudited

Common stocks 96.18%		Shares	Value (000)
Health care	AbbVie Inc.	6,711,500	$621,820
21.70%	Amgen Inc.	1,616,800	298,445
	Abbott Laboratories	4,365,000	266,221
	Teva Pharmaceutical Industries Ltd. (ADR)	10,833,800	263,478
	Gilead Sciences, Inc.	3,369,312	238,682
	Medtronic PLC	900,000	77,049
	Bristol-Myers Squibb Co.	1,125,000	62,258
	Other securities		146,050

			1,974,003

Information	Intel Corp.	5,628,200	279,778
technology	Microsoft Corp.	2,805,000	276,601
15.45%	Alphabet Inc., Class A1	179,550	202,746
	Alphabet Inc., Class C1	17,500	19,524
	QUALCOMM Inc.	3,923,876	220,208
	Facebook, Inc., Class A1	714,000	138,744
	Apple Inc.	624,180	115,542
	Texas Instruments Inc.	780,000	85,995
	Other securities		66,794

			1,405,932

Industrials	CSX Corp.	3,919,000	249,954
10.97%	General Electric Co.	16,487,000	224,388
	General Dynamics Corp.	1,011,000	188,460
	Union Pacific Corp.	750,000	106,260
	Illinois Tool Works Inc.	650,000	90,051
	United Technologies Corp.	500,000	62,515
	Other securities		75,929

			997,557

Consumer staples	Altria Group, Inc.	4,155,000	235,963
10.46%	British American Tobacco PLC (ADR)	3,075,912	155,180
	Costco Wholesale Corp.	606,255	126,695
	Philip Morris International Inc.	1,365,000	110,210
	Kellogg Co.	792,000	55,337
	Coca-Cola Co.	1,250,000	54,825
	Kimberly-Clark Corp.	500,000	52,670
	Other securities		160,342

			951,222

Consumer	Twenty-First Century Fox, Inc., Class A	3,955,900	196,569
discretionary	Lowe’s Companies, Inc.	1,739,000	166,196
10.31%	CBS Corp., Class B	2,023,400	113,755
	Marriott International, Inc., Class A	626,500	79,315
	McDonald’s Corp.	500,000	78,345
	Viacom Inc., Class B	2,112,850	63,724
	Omnicom Group Inc.	750,000	57,202
	Other securities		182,748

			937,854

Financials	Wells Fargo & Co.	6,847,300	379,614
9.53%	JPMorgan Chase & Co.	1,763,200	183,725
	Charles Schwab Corp.	2,175,000	111,143
	Other securities		192,436

			866,918

62        American Funds Insurance Series

Blue Chip Income and Growth Fund

Common stocks		Shares	Value (000)

Energy	EOG Resources, Inc.	2,160,500	$268,831
9.33%	Exxon Mobil Corp.	2,535,000	209,721
	Halliburton Co.	2,846,700	128,272
	Canadian Natural Resources, Ltd.	2,944,000	106,190
	Royal Dutch Shell PLC, Class B (ADR)	1,347,000	97,860
	Other securities		37,737

			848,611

Telecommunication	Verizon Communications Inc.	3,306,480	166,349
services	CenturyLink, Inc.	3,476,800	64,808
3.25%	AT&T Inc.	2,000,000	64,220

			295,377

Materials	Freeport-McMoRan Inc.	6,536,000	112,811
2.41%	Praxair, Inc.	552,000	87,299
	Other securities		19,474

			219,584

Utilities	Edison International	832,300	52,660
1.66%	Other securities		98,086

			150,746

Real estate 0.82%	Other securities		74,396

Miscellaneous 0.29%	Other common stocks in initial period of acquisition		26,164

	Total common stocks (cost: $7,063,606,000)		8,748,364

Short-term securities 3.79%		Principal amount (000)
	Federal Home Loan Bank 1.78%–1.90% due 7/16/2018–8/17/2018	$124,100	123,925
	U.S. Treasury Bills 1.60%–1.99% due 7/19/2018–11/15/2018	59,500	59,119
	Other securities		161,576

	Total short-term securities (cost: $344,620,000)		344,620

	Total investment securities 99.97% (cost: $7,408,226,000)		9,092,984
	Other assets less liabilities 0.03%		2,890

	Net assets 100.00%		$9,095,874

American Funds Insurance Series        63

Blue Chip Income and Growth Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes securities (with an aggregate value of $126,191,000, which represented 1.39% of the net assets of the fund) which were acquired in transactions exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

1Security did not produce income during the last 12 months.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

64        American Funds Insurance Series

Global Growth and Income Fund

Summary investment portfolio June 30, 2018	unaudited

Common stocks 91.19%		Shares	Value (000)
Information	Nintendo Co., Ltd.	249,000	$81,415
technology	Microsoft Corp.	641,000	63,209
23.49%	Taiwan Semiconductor Manufacturing Co., Ltd.	7,406,800	52,596
	United Microelectronics Corp.[1]	54,200,000	30,569
	Alphabet Inc., Class A2	16,800	18,970
	Alphabet Inc., Class C2	9,000	10,041
	Alibaba Group Holding Ltd. (ADR)[2]	154,500	28,664
	Murata Manufacturing Co., Ltd.	170,000	28,591
	Broadcom Inc.	117,500	28,510
	PagSeguro Digital Ltd., Class A2	998,752	27,715
	Facebook, Inc., Class A2	120,000	23,319
	AAC Technologies Holdings Inc.	1,503,500	21,176
	TE Connectivity Ltd.	200,000	18,012
	Temenos AG	101,000	15,298
	Other securities		29,975

			478,060

Industrials	Airbus SE, non-registered shares	503,000	58,893
10.10%	Boeing Co.	87,000	29,189
	Grupo Aeroportuario del Pacífico SAB de CV	2,930,000	27,130
	Deutsche Post AG	523,000	17,083
	Ryanair Holdings PLC (ADR)[2]	141,375	16,149
	Lockheed Martin Corp.	51,800	15,303
	Other securities		41,812

			205,559

Financials	Société Générale	497,000	20,961
9.51%	Prudential PLC	765,000	17,512
	AIA Group Ltd.	1,860,000	16,263
	Other securities		138,790

			193,526

Health care	UnitedHealth Group Inc.	203,300	49,878
8.61%	Merck & Co., Inc.	437,000	26,526
	Centene Corp.[2]	212,000	26,120
	Hologic, Inc.[2]	400,000	15,900
	Other securities		56,769

			175,193

Consumer	Home Depot, Inc.	122,000	23,802
discretionary	Amazon.com, Inc.[2]	14,000	23,797
8.10%	Las Vegas Sands Corp.	250,000	19,090
	Vivendi SA	715,200	17,539
	Nitori Holdings Co., Ltd.	105,000	16,388
	Other securities		64,286

			164,902

Materials	Century Aluminum Co.[2]	2,275,000	35,831
8.06%	Randgold Resources Ltd.	271,100	20,823
	Vale SA, ordinary nominative	1,075,000	13,755
	Vale SA, ordinary nominative (ADR)	505,000	6,474
	BHP Billiton PLC	800,000	18,012
	DowDuPont Inc.	232,044	15,296
	Other securities		53,905

			164,096

American Funds Insurance Series        65

Global Growth and Income Fund

Common stocks (continued)		Shares	Value (000)

Consumer staples	British American Tobacco PLC	1,335,000	$67,479
6.97%	Nestlé SA	258,700	20,089
	Other securities		54,236

			141,804

Energy	Reliance Industries Ltd.	2,915,148	41,375
5.89%	BP PLC	3,730,000	28,468
	Royal Dutch Shell PLC, Class B	325,000	11,639
	Royal Dutch Shell PLC, Class B (ADR)	150,000	10,897
	Coal India Ltd.	4,310,000	16,629
	Other securities		10,861

			119,869

Real estate	MGM Growth Properties LLC REIT, Class A	676,200	20,597
2.99%	Gaming and Leisure Properties, Inc. REIT	425,000	15,215
	Other securities		24,992

			60,804

Telecommunication	Verizon Communications Inc.	435,000	21,885
services	Other securities		11,328

1.63%			33,213

Utilities	Ørsted AS	491,552	29,740

1.46%			29,740

Miscellaneous	Other common stocks in initial period of acquisition		89,264

4.38%	Total common stocks (cost: $1,429,021,000)		1,856,030

Rights & warrants 0.01%

Miscellaneous	Other rights & warrants in initial period of acquisition		154

0.01%	Total rights & warrants (cost: $163,000)		154

Bonds, notes & other debt instruments 2.03%		Principal amount (000)
Corporate bonds & notes 1.98%
Telecommunication	Sprint Corp. 7.25% 2021	$ 33,000	34,402

services
1.69%

Health care 0.29%	Other securities		5,815

U. S. Treasury bonds & notes 0.05%
U. S. Treasury	Other securities		1,000

0.05%	Total bonds, notes & other debt instruments (cost: $39,059,000)		41,217

66        American Funds Insurance Series

Global Growth and Income Fund

Short-term securities 6.47%	Principal amount (000)	Value (000)
American Honda Finance Corp. 2.15% due 9/10/2018	$15,000	$14,935
Federal Home Loan Bank 1.84% due 8/1/2018	25,000	24,963
Société Générale 1.79% due 7/2/2018[3]	10,000	9,999
Swedbank AB 1.85%–1.89% due 7/2/2018–7/5/2018	47,300	47,289
Other securities		34,469

Total short-term securities (cost: $131,662,000)		131,655

Total investment securities 99.70% (cost: $1,599,905,000)		2,029,056
Other assets less liabilities 0.30%		6,177

Net assets 100.00%		$2,035,233

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

1Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security, including those in “Other securities,” was $30,569,000, which represented 1.50% of the net assets of the fund.

2Security did not produce income during the last 12 months.

3Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $44,468,000, which represented 2.18% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series        67

Growth-Income Fund

Summary investment portfolio June 30, 2018	unaudited

Common stocks 91.65%		Shares	Value (000)
Information	Alphabet Inc., Class A1	568,300	$641,719
technology	Alphabet Inc., Class C1	377,284	420,917
18.09%	Microsoft Corp.	9,316,400	918,690
	Facebook, Inc., Class A1	3,498,600	679,848
	Intel Corp.	9,190,900	456,880
	Texas Instruments Inc.	3,340,982	368,343
	Broadcom Inc.	1,495,784	362,937
	Accenture PLC, Class A	1,504,900	246,187
	QUALCOMM Inc.	4,173,975	234,243
	Mastercard Inc., Class A	1,100,000	216,172
	Other securities		1,160,801

			5,706,737

Consumer	Netflix, Inc.[1]	2,982,977	1,167,627
discretionary	Amazon. com, Inc.[1]	593,500	1,008,831
13.59%	Twenty-First Century Fox, Inc., Class A	5,441,000	270,363
	NIKE, Inc., Class B	2,901,200	231,168
	Home Depot, Inc.	1,132,420	220,935
	Comcast Corp., Class A	5,856,200	192,142
	Other securities		1,196,267

			4,287,333

Health care	AbbVie Inc.	6,563,841	608,140
13.51%	UnitedHealth Group Inc.	2,170,668	532,552
	Amgen Inc.	2,470,983	456,119
	Gilead Sciences, Inc.	5,535,100	392,106
	Abbott Laboratories	5,184,269	316,189
	Express Scripts Holding Co.[1]	3,410,324	263,311
	Merck & Co., Inc.	3,714,380	225,463
	Stryker Corp.	1,091,544	184,318
	Other securities		1,283,937

			4,262,135

Financials	JPMorgan Chase & Co.	4,733,030	493,182
10.67%	Wells Fargo & Co.	6,382,100	353,824
	Bank of New York Mellon Corp.	4,570,400	246,482
	Intercontinental Exchange, Inc.	3,073,355	226,045
	State Street Corp.	1,795,500	167,143
	Other securities		1,879,262

			3,365,938

Industrials	General Dynamics Corp.	2,035,000	379,344
10.20%	Airbus SE, non-registered shares	2,782,764	325,816
	BWX Technologies, Inc.	4,908,579	305,903
	Textron Inc.	3,885,077	256,065
	CSX Corp.	3,362,000	214,428
	Other securities		1,738,228

			3,219,784

Consumer staples	Coca-Cola Co.	7,063,100	309,787
7.97%	British American Tobacco PLC	5,192,860	262,481
	British American Tobacco PLC (ADR)	494,440	24,944
	Lamb Weston Holdings, Inc.	3,533,000	242,046

68        American Funds Insurance Series

Growth-Income Fund

Common stocks		Shares	Value (000)
	Altria Group, Inc.	3,588,000	$203,762
	Philip Morris International Inc.	2,192,170	176,996
	Other securities		1,295,505

			2,515,521

Energy	Exxon Mobil Corp.	4,034,000	333,733
6.39%	Chevron Corp.	2,337,200	295,492
	EOG Resources, Inc.	1,548,300	192,655
	Other securities		1,194,581

			2,016,461

Materials	Celanese Corp., Series A	2,573,233	285,783
4.02%	Vale SA, ordinary nominative (ADR)	17,367,884	222,656
	Vale SA, ordinary nominative	3,570,848	45,689
	DowDuPont Inc.	3,737,900	246,403
	Other securities		467,365

			1,267,896

Real estate	Crown Castle International Corp. REIT	1,548,200	166,927
1.63%	Other securities		347,788

			514,715

Utilities	Sempra Energy	2,112,942	245,334
1.39%	Other securities		194,779

			440,113

Telecommunication	Verizon Communications Inc.	7,348,400	369,698
services	Other securities		34,522

1.28%			404,220

Mutual funds	Other securities		57,781

0.18%

Miscellaneous	Other common stocks in initial period of acquisition		860,215

2.73%	Total common stocks (cost: $20,259,215,000)		28,918,849

Convertible stocks 0.06%
Financials	Other securities		7,305

0.02%

Miscellaneous	Other convertible stocks in initial period of acquisition		11,888

0.04%	Total convertible stocks (cost: $18,683,000)		19,193

Convertible bonds 0.14%		Principal amount (000)
Energy	Other securities		42,780

0.14%	Total convertible bonds (cost: $43,359,000)		42,780

American Funds Insurance Series        69

Growth-Income Fund

Short-term securities 7.88%	Principal amount (000)	Value (000)
Chevron Corp. 2.05% due 9/17/2018[2]	$ 50,000	$49,772
ExxonMobil Corp. 1.97%–2.02% due 8/14/2018–8/27/2018	95,500	95,219
Federal Home Loan Bank 1.70%–1.91% due 7/5/2018–8/29/2018	856,000	854,806
General Dynamics Corp. 2.03% due 8/8/2018[2]	25,000	24,943
Intel Corp. 1.98% due 8/7/2018[2]	75,000	74,839
U.S. Treasury Bills 1.61%–2.00% due 7/12/2018–11/15/2018	691,200	687,916
Other securities		700,692

Total short-term securities (cost: $2,488,142,000)		2,488,187

Total investment securities 99.73% (cost: $22,809,399,000)		31,469,009
Other assets less liabilities 0.27%		84,011

Net assets 100.00%		$31,553,020

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $155,786,000, which represented .49% of the net assets of the fund. One security in “Other securities” (with a value of $7,305,000, an aggregate cost of $6,000,000, and which represented .02% of the net assets of the fund) was acquired on 6/28/2012 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

1Security did not produce income during the last 12 months.

2Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $748,339,000, which represented 2.37% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

70        American Funds Insurance Series

International Growth and Income Fund

Summary investment portfolio June 30, 2018	unaudited

Common stocks 90.64%		Shares	Value (000)
Financials	HDFC Bank Ltd.[1]	1,228,800	$37,817
20.57%	Zurich Insurance Group AG	92,200	27,382
	Banco Santander, SA	4,488,061	24,067
	BNP Paribas SA	300,300	18,653
	Prudential PLC	738,000	16,894
	KB Financial Group Inc.	356,500	16,889
	AIA Group Ltd.	1,833,000	16,027
	Swedbank AB, Class A	611,000	13,084
	Sumitomo Mitsui Financial Group, Inc.	308,000	11,979
	Sberbank of Russia PJSC (ADR)	802,660	11,586
	Intesa Sanpaolo SpA	3,590,000	10,424
	Other securities		96,746

			301,548

Health care	Novartis AG	426,145	32,394
9.93%	Hikma Pharmaceuticals PLC	1,317,700	26,103
	Fresenius SE & Co. KGaA	286,000	22,979
	Daiichi Sankyo Co., Ltd.	561,000	21,469
	Teva Pharmaceutical Industries Ltd. (ADR)	662,000	16,100
	Essilor International SA	100,072	14,129
	Other securities		12,304

			145,478

Information	Samsung Electronics Co., Ltd.	646,634	27,066
technology	Tencent Holdings Ltd.	440,700	22,120
8.93%	Lenovo Group Ltd.	35,600,000	19,285
	Yandex NV, Class A2	470,000	16,873
	Tokyo Electron Ltd.	63,700	10,943
	Taiwan Semiconductor Manufacturing Co., Ltd.	1,464,000	10,396
	Other securities		24,237

			130,920

Materials	Rio Tinto PLC	1,098,800	60,920
8.49%	Vale SA, ordinary nominative (ADR)	1,701,000	21,807
	Yara International ASA	343,000	14,235
	Other securities		27,394

			124,356

Consumer staples	British American Tobacco PLC	931,402	47,079
7.81%	Pernod Ricard SA	128,650	21,018
	Imperial Brands PLC	316,016	11,770
	Other securities		34,654

			114,521

Industrials	Airbus SE, non-registered shares	253,960	29,734
7.33%	Shanghai International Airport Co., Ltd., Class A	3,256,033	27,266
	ASSA ABLOY AB, Class B	681,100	14,517
	Rolls-Royce Holdings PLC[2]	838,400	10,934
	Other securities		24,963

			107,414

American Funds Insurance Series        71

International Growth and Income Fund

Common stocks (continued)		Shares	Value (000)
Energy	Royal Dutch Shell PLC, Class A	1,933,691	$67,091
7.05%	Royal Dutch Shell PLC, Class B	89,900	3,219
	TOTAL SA	305,299	18,615
	Other securities		14,420

			103,345

Consumer	LVMH Moët Hennessy-Louis Vuitton SE	48,000	15,987
discretionary	NEXT PLC	131,000	10,460
6.21%	Naspers Ltd., Class N	41,000	10,416
	Other securities		54,159

			91,022

Utilities	Ørsted AS	441,200	26,694
5.92%	EDP - Energias de Portugal, SA	4,019,498	15,960
	Other securities		44,042

			86,696

Real estate	Sun Hung Kai Properties Ltd.	1,760,000	26,561
4.57%	Daito Trust Construction Co., Ltd.	95,500	15,535
	CK Asset Holdings Ltd.	1,797,348	14,272
	China Resources Land Ltd.	3,162,000	10,660

			67,028

Telecommunication	Nippon Telegraph and Telephone Corp.	409,800	18,640
services	BT Group PLC	4,859,461	13,968
2.75%	Other securities		7,733

			40,341

Miscellaneous	Other common stocks in initial period of acquisition		15,814

1.08%	Total common stocks (cost: $1,219,768,000)		1,328,483

Bonds, notes & other debt instruments 1.39%		Principal amount (000)
Bonds & notes of governments & government agencies outside the U. S. 0.84%
	Other securities		12,357

Corporate bonds & notes 0.52%
Energy	Other securities		4,223

0.29%

Health care	Teva Pharmaceutical Finance Company BV 3.15%–4.10% 2026–2046	$ 2,220	1,685
0.23%	Other securities		1,725

			3,410

	Total corporate bonds & notes		7,633

U.S. Treasury bonds & notes 0.03%
U.S. Treasury	Other securities		420

0.03%	Total bonds, notes & other debt instruments (cost: $21,587,000)		20,410

72        American Funds Insurance Series

International Growth and Income Fund

Short-term securities 7.70%	Principal amount (000)	Value (000)
Mizuho Bank, Ltd. 2.05% due 8/7/2018[3]	$17,200	$17,162
Nestlé Capital Corp. 2.08% due 9/4/2018[3]	15,200	15,143
Société Générale 1.79% due 7/2/2018[3]	21,000	20,997
Swedbank AB 2.21%–2.22% due 9/18/2018–9/24/2018	41,800	41,588
Other securities		17,953

Total short-term securities (cost: $112,845,000)		112,843

Total investment securities 99.73% (cost: $1,354,200,000)		1,461,736
Other assets less liabilities 0.27%		3,946

Net assets 100.00%		$1,465,682

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One security in “Other securities” (with a value of $3,924,000, an aggregate cost of $4,634,000, and which represented .27% of the net assets of the fund) was acquired on 12/18/2017 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

1Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $41,741,000, which represented 2.85% of the net assets of the fund.

2Security did not produce income during the last 12 months.

3Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $72,424,000, which represented 4.94% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series        73

Capital Income Builder

Summary investment portfolio June 30, 2018	unaudited

Common stocks 67.25%		Shares	Value (000)
Financials 9.87%	Wells Fargo & Co.	164,800	$9,137
	CME Group Inc., Class A	48,916	8,018
	Sampo Oyj, Class A	107,469	5,246
	Swedbank AB, Class A	166,138	3,558
	Other securities		38,094

			64,053

Energy 8.87%	Royal Dutch Shell PLC, Class B	303,840	10,881
	Royal Dutch Shell PLC, Class B (ADR)	8,500	618
	Royal Dutch Shell PLC, Class A	101	3
	Enbridge Inc. (CAD denominated)	229,370	8,200
	Enbridge Inc. (CAD denominated)[1]	12,969	464
	Schlumberger Ltd.	119,800	8,030
	Occidental Petroleum Corp.	89,300	7,473
	Kinder Morgan, Inc.	359,000	6,343
	Williams Companies, Inc.	215,800	5,850
	Other securities		9,738

			57,600

Information technology 8.55%	Microsoft Corp.	132,120	13,028
	QUALCOMM Inc.	185,600	10,416
	Taiwan Semiconductor Manufacturing Co., Ltd.	1,005,800	7,142
	Intel Corp.	135,200	6,721
	Broadcom Inc.	23,100	5,605
	Other securities		12,574

			55,486

Consumer staples 8.18%	Diageo PLC	259,500	9,322
	British American Tobacco PLC	155,000	7,835
	Philip Morris International Inc.	86,020	6,945
	Coca-Cola Co.	148,000	6,491
	Imperial Brands PLC	141,500	5,270
	Other securities		17,231

			53,094

Real estate 6.41%	American Tower Corp. REIT	87,769	12,654
	Crown Castle International Corp. REIT	76,900	8,291
	Digital Realty Trust, Inc. REIT	51,200	5,713
	Other securities		14,977

			41,635

Consumer discretionary 6.22%	Las Vegas Sands Corp.	176,600	13,484
	Greene King PLC	948,000	7,202
	Sands China Ltd.	1,018,800	5,448
	Other securities		14,227

			40,361

Utilities 4.50%	SSE PLC	477,689	8,542
	Enel SPA	1,160,877	6,449
	Other securities		14,213

			29,204

74        American Funds Insurance Series

Capital Income Builder

Common stocks		Shares	Value (000)
Telecommunication services 4.35%	Vodafone Group PLC	4,255,100	$10,323
	HKT Trust and HKT Ltd., units	4,775,340	6,099
	Other securities		11,833

			28,255

Industrials 3.59%	Airbus SE, non-registered shares	88,814	10,398
	Boeing Co.	17,600	5,905
	Other securities		6,977

			23,280

Health care 3.54%	AstraZeneca PLC (ADR)	113,500	3,985
	AstraZeneca PLC	39,300	2,725
	Roche Holding AG, non-registered shares, nonvoting	23,575	5,250
	Other securities		11,015

			22,975

Materials 1.82%	DowDuPont Inc.	84,800	5,590
	Other securities		6,253

			11,843

Miscellaneous 1.35%	Other common stocks in initial period of acquisition		8,754

	Total common stocks (cost: $424,055,000)		436,540

Convertible stocks 0.72%
Utilities	Other securities		2,477

0.38%

Real estate 0.34%	Crown Castle International Corp. REIT, Series A, 6.875% convertible preferred 2020	2,231	2,229

	Total convertible stocks (cost: $4,742,000)		4,706

Bonds, notes & other debt instruments 23.54%		Principal amount (000)
U.S. Treasury bonds & notes 13.04%
U.S. Treasury 12.25%	U.S. Treasury 1.625% 2022	$ 6,050	5,793
	U.S. Treasury 1.875% 2022	9,000	8,711
	U.S. Treasury 2.00% 2022	15,000	14,561
	U.S. Treasury 2.125% 2022	8,800	8,576
	U.S. Treasury 2.00% 2025	13,200	12,499
	U.S. Treasury, principal only, 0% 2047	12,400	5,206
	U.S. Treasury 1.75%–8.00% 2021–2048	24,283	24,184

			79,530

U.S. Treasury inflation-protected securities 0.79%	U.S. Treasury Inflation-Protected Securities 0.38%–0.50% 2027–2028[2]	5,952	5,092

	Total U.S. Treasury bonds & notes		84,622

American Funds Insurance Series        75

Capital Income Builder

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Mortgage-backed obligations 7.08%
Federal agency	Fannie Mae 4.00% 2047[3]	$ 9,639	$9,848
mortgage-backed	Fannie Mae 4.50% 2048[3]	7,956	8,337
obligations	Fannie Mae 4.50% 2048[3]	5,975	6,261
6.88%	Fannie Mae 4.00% 2046–2047[3]	1,966	2,009
	Freddie Mac 4.50% 2048[3,4]	5,552	5,768
	Other securities		12,479

			44,702

Other 0.20%	Other securities		1,279

	Total mortgage-backed obligations		45,981

Corporate bonds & notes 3.34%
Financials	CME Group Inc. 4.15% 2048	200	203
1.26%	Wells Fargo & Co. 3.55%–4.60% 2021–2025	399	406
	Other securities		7,600

			8,209

Utilities	Enel Finance International SA 3.625% 2027[1]	215	197
0.51%	Other securities		3,102

			3,299

Consumer staples	British American Tobacco PLC 3.56%–4.54% 2027–2047[1]	750	700
0.36%	Reynolds American Inc. 6.875% 2020	300	318
	Other securities		1,319

			2,337

Energy	Kinder Morgan, Inc. 4.30%–5.55% 2028–2045	250	252
0.28%	Other securities		1,545

			1,797

Telecommunication	Vodafone Group PLC 3.75%–5.25% 2024–2048	650	647
services	Other securities		1,093

0.27%			1,740

Other	Other securities		4,314

0.66%	Total corporate bonds & notes		21,696

Asset-backed obligations 0.08%
	Other securities		494

	Total bonds, notes & other debt instruments (cost: $155,499,000)		152,793

Short-term securities 9.94%
	Eli Lilly and Co. 1.97% due 7/18/20181	7,800	7,792
	Emerson Electric Co. 1.92%–1.99% due 7/23/2018–8/8/2018[1]	13,500	13,477
	Federal Home Loan Bank 1.80%–1.88% due 7/6/2018–8/2/2018	10,700	10,687
	Kimberly-Clark Corp. 1.95% due 7/11/2018[1]	7,800	7,795

76        American Funds Insurance Series

Capital Income Builder

Short-term securities	Principal amount (000)	Value (000)
Swedbank AB 1.85% due 7/2/2018	$10,000	$9,998
Tennessee Valley Authority 1.88% due 7/17/2018	5,800	5,795
Other securities		8,987

Total short-term securities (cost: $64,536,000)		64,531

Total investment securities 101.45% (cost: $648,832,000)		658,570
Other assets less liabilities (1.45)%		(9,433)

Net assets 100.00%		$649,137

This summary investment portfolio is designed to streamline the report and help investors better focus on the funds principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $424,000, which represented .07% of the net assets of the fund. This amount includes $156,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $45,324,000, which represented 6.98% of the net assets of the fund.

2Index-linked bond whose principal amount moves with a government price index.

3Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

4Purchased on a TBA basis.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

TBA = To-be-announced

See Notes to Financial Statements

American Funds Insurance Series        77

Asset Allocation Fund

Summary investment portfolio June 30, 2018	unaudited

Common stocks 62.22%		Shares	Value (000)
Information	Microsoft Corp.	7,220,000	$711,964
technology	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	14,251,000	521,016
17.01%	Taiwan Semiconductor Manufacturing Co., Ltd.	8,600,000	61,069
	ASML Holding NV (New York registered)	2,202,100	435,950
	VeriSign, Inc.[1]	3,140,000	431,499
	Broadcom Inc.	1,458,000	353,769
	Intel Corp.	6,945,000	345,236
	Intuit Inc.	1,100,000	224,735
	Facebook, Inc., Class A1	986,000	191,600
	Western Digital Corp.	2,400,000	185,784
	QUALCOMM Inc.	3,000,000	168,360
	Other securities		779,358

			4,410,340

Health care	UnitedHealth Group Inc.	2,390,000	586,362
10.18%	Johnson & Johnson	2,900,000	351,886
	Humana Inc.	965,000	287,213
	Aetna Inc.	1,400,000	256,900
	Express Scripts Holding Co.[1]	3,100,000	239,351
	AbbVie Inc.	2,329,000	215,782
	Molina Healthcare, Inc.[1]	1,500,000	146,910
	Other securities		556,024

			2,640,428

Financials	Wells Fargo & Co.	5,906,400	327,451
8.77%	Chubb Ltd.	2,450,000	311,199
	First Republic Bank	2,580,000	249,718
	Arch Capital Group Ltd.[1]	8,496,000	224,804
	JPMorgan Chase & Co.	2,100,000	218,820
	Bank of America Corp.	6,000,000	169,140
	Citigroup Inc.	2,500,000	167,300
	Other securities		605,510

			2,273,942

Consumer	Home Depot, Inc.	1,400,000	273,140
discretionary	Comcast Corp., Class A	7,550,000	247,715
6.64%	Newell Brands Inc.	7,100,000	183,109
	Amazon. com, Inc.[1]	105,000	178,479
	VF Corp.	2,000,000	163,040
	NIKE, Inc., Class B	1,980,000	157,766
	General Motors Co.	4,000,000	157,600
	Other securities		360,177

			1,721,026

Energy	Noble Energy, Inc.	10,500,000	370,440
6.40%	Cenovus Energy Inc.	22,000,000	228,426
	Weatherford International PLC[1,2]	56,000,000	184,240
	Royal Dutch Shell PLC, Class B (ADR)	2,465,000	179,082
	Suncor Energy Inc.	4,000,000	162,781
	Other securities		533,917

			1,658,886

Materials	DowDuPont Inc.	5,904,000	389,192
4.18%	LyondellBasell Industries NV	1,700,000	186,745
	Other securities		508,780

			1,084,717

78        American Funds Insurance Series

Asset Allocation Fund

Common stocks		Shares	Value (000)
Consumer staples	Nestlé SA	3,508,230	$272,425
4.18%	Nestlé SA (ADR)	900,000	69,687
	Philip Morris International Inc.	3,660,000	295,508
	Other securities		446,320

			1,083,940

Industrials	Lockheed Martin Corp.	1,162,000	343,290
2.93%	Boeing Co.	939,000	315,044
	Other securities		102,113

			760,447

Real estate 1.25%	Other securities		322,756

Telecommunication services 0.33%	Other securities		84,344

Miscellaneous 0.35%	Other common stocks in initial period of acquisition		89,771

	Total common stocks (cost: $11,561,535,000)		16,130,597

Rights & warrants 0.00%
Other 0.00%	Other securities		328

	Total rights & warrants (cost: $47,000)		328

Convertible stocks 0.02%
Industrials 0.02%	Other securities		6,074

	Total convertible stocks (cost: $4,800,000)		6,074

Bonds, notes & other debt instruments 25.86%		Principal amount (000)
U.S. Treasury bonds & notes 11.21%
U.S. Treasury	U.S. Treasury 1.50% 2019	$ 400,000	398,400
8.86%	U.S. Treasury 1.25% 2020[3]	298,117	292,429
	U.S. Treasury 0.88%–4.75% 2019–2048[3]	1,641,455	1,606,273

			2,297,102

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.625% 2024[4]	219,227	219,008
inflation-protected	U.S. Treasury Inflation-Protected Security 1.375% 2044[3,4]	137,881	153,890
securities	U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2021–2047[4]	254,334	236,555

2.35%			609,453

	Total U. S. Treasury bonds & notes		2,906,555

Corporate bonds & notes 8.96%
Energy	Noble Energy, Inc. 4.95% 2047	2,000	2,008
1.60%	Other securities		414,124

			416,132

American Funds Insurance Series        79

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Financials	ACE INA Holdings Inc. 2.30%–4.35% 2020–2045	$6,905	$6,802
1.52%	Wells Fargo & Co. 2.50%–3.58% 2021–2028[5]	17,934	17,268
	Other securities		368,971

			393,041

Health care	Johnson & Johnson 2.25%–3.75% 2022–2047	6,785	6,587
1.29%	Other securities		329,360

			335,947

Consumer	Home Depot, Inc. 1.80%–4.25% 2020–2046	6,915	6,881
discretionary	Other securities		208,212

0.83%			215,093

Consumer staples	Philip Morris International Inc. 1.88%–4.25% 2020–2044	15,405	14,919
0.58%	Other securities		136,290

			151,209

Industrials	Lockheed Martin Corp. 2.50%–3.55% 2020–2026	10,050	9,914
0.52%	Other securities		124,497

			134,411

Information	Broadcom Ltd. 2.38%–3.88% 2020–2027	7,215	6,933
technology	Microsoft Corp. 4.10%–4.20% 2035–2037	7,000	7,360
0.36%	Other securities		78,081

			92,374

Other	Other securities		585,790

2.26%	Total corporate bonds & notes		2,323,997

Mortgage-backed obligations 4.92%
Federal agency	Fannie Mae 0%–7.50% 2021–2048[6,7,8]	658,492	667,209
mortgage-backed	Freddie Mac 1.69%–5.57% 2022–2048[6,7,8]	117,136	116,126
obligations	Other securities		455,037

4.79%			1,238,372

Other	Other securities		36,800

0.13%	Total mortgage-backed obligations		1,275,172

Federal agency bonds & notes 0.06%
	Fannie Mae 1.88%–2.00% 2022–2026	16,000	14,806

Other 0.71%
	Other securities		184,999

	Total bonds, notes & other debt instruments (cost: $6,798,575,000)		6,705,529

80        American Funds Insurance Series

Asset Allocation Fund

Short-term securities 13.98%	Principal amount (000)	Value (000)
ExxonMobil Corp. 1.97%–1.99% due 8/8/2018–8/22/2018	$ 190,200	$189,723
Fannie Mae 1.84%–1.85% due 7/30/2018–8/6/2018	150,000	149,759
Federal Home Loan Bank 1.72%–1.93% due 7/3/2018–9/25/2018	1,200,300	1,197,989
Freddie Mac 1.76%–1.88% due 7/18/2018–8/21/2018	210,500	210,106
U.S. Treasury Bills 1.59%–1.99% due 7/5/2018–11/1/2018	827,900	826,282
Other securities		1,050,277

Total short-term securities (cost: $3,624,076,000)		3,624,136

Total investment securities 102.08% (cost: $21,989,033,000)		26,466,664
Other assets less liabilities (2.08)%		(539,492)

Net assets 100.00%		$25,927,172

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $39,910,000, which represented .15% of the net assets of the fund. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $49,314,000, which represented .19% of the net assets of the fund. Some securities in “Other securities” (with an aggregate value of $32,685,000, an aggregate cost of $35,862,000, and which represented .13% of the net assets of the fund) were acquired from through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Futures contracts
Contracts	Type	Number of contracts	Expiration	Notional amount[9] (000)	Value at 6/30/2018[10] (000)	Unrealized depreciation at 6/30/2018 (000)
2 Year U.S. Treasury Note Futures	Long	1,225	October 2018	$245,000	$259,490	$(106)
30 Year Ultra U.S. Treasury Bond Futures	Short	110	September 2018	(11,000)	(17,552)	(162)
						$(268)

Swap contracts

Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2018 (000)
1.8915%	U.S. EFFR	9/26/2018	$3,500,000	$ (242)	$–	$ (242)
1.6365%	3-month USD-LIBOR	10/16/2019	124,000	(1,636)	–	(1,636)
U.S. EFFR	2.165%	4/3/2020	100,000	332	–	332
U.S. EFFR	2.174%	4/4/2020	127,900	411	–	411
U.S. EFFR	2.19%	4/6/2020	84,700	249	–	249
3-month USD-LIBOR	2.945%	10/16/2044	28,000	(14)	–	(14)
2.929%	3-month USD-LIBOR	3/27/2048	25,000	(6)	–	(6)
U.S. EFFR	2.4775%	3/27/2048	25,000	(79)	–	(79)
					$–	$ (985)

American Funds Insurance Series        81

Asset Allocation Fund

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. Further details on these holdings and related transactions during the six months ended June 30, 2018, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Net realized gain (000)	Net unrealized appreciation (depreciation) (000)	Dividend or interest income (000)	Value of affiliates at 6/30/2018 (000)

Common stocks 1.15%
Consumer discretionary 0.44%
Dillard’s, Inc., Class A (USA)[11]	807,618	392,382	–	1,200,000	$–	$38,379	$222	$113,400

Energy 0.71%
Weatherford International PLC[1,11]	56,000,000	–	–	56,000,000	–	(49,280)	–	184,240

Total common stocks								297,640
Bonds, notes & other debt instruments 0.10%
Energy 0.10%
Weatherford International PLC 4.50% 2022	$2,670,000	$2,700,000	–	$5,370,000	–	31	156	4,956
Weatherford International PLC 8.25% 2023	$5,500,000	$300,000	–	$5,800,000	–	(100)	239	5,769
Weatherford International PLC 9.875% 2024	–	$1,000,000	–	$1,000,000	–	3	37	1,015
Weatherford International PLC 9.875% 2025[12]	–	$2,550,000	–	$2,550,000	–	42	86	2,575
Weatherford International PLC 6.50% 2036	$7,595,000	–	–	$7,595,000	–	(513)	258	5,981
Weatherford International PLC 6.75% 2040	$7,825,000	–	–	$7,825,000	–	(227)	274	6,240
								26,536
Total 1.25%					$–	$(11,665)	$1,272	$324,176

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $5,226,000, which represented .02% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Step bond; coupon rate may change at a later date.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Coupon rate may change periodically.
[8]	Purchased on a TBA basis.
[9]	Notional amount is calculated based on the number of contracts and notional contract size.
[10]	Value is calculated based on the notional amount and current market price.
[11]	This security was an unaffiliated issuer in its initial period of acquisition at 12/31/2017; it was not publicly disclosed.
[12]

Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,“ was $1,806,485,000, which represented 6.97% of the net assets of the fund.

Key to abbreviations and symbol

ADR = American Depositary Receipts

EFFR = Federal Funds Effective Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See Notes to Financial Statements

82        American Funds Insurance Series

Global Balanced Fund

Summary investment portfolio June 30, 2018	unaudited

Common stocks 61.82%		Shares	Value (000)
Information	Nintendo Co., Ltd.	19,800	$6,474
technology	ASML Holding NV	31,500	6,242
12.76%	PagSeguro Digital Ltd., Class A1	220,528	6,120
	Microsoft Corp.	53,500	5,276
	Taiwan Semiconductor Manufacturing Co., Ltd.	697,000	4,949
	Temenos AG	25,000	3,787
	Broadcom Inc.	13,650	3,312
	TravelSky Technology Ltd., Class H1	860,000	2,505
	Keyence Corp.	4,400	2,486
	Amphenol Corp., Class A	24,000	2,091
	Other securities		6,170

			49,412

Financials	HSBC Holdings PLC (GBP denominated)	539,633	5,061
7.82%	JPMorgan Chase & Co.	44,670	4,655
	Wells Fargo & Co.	47,900	2,656
	HDFC Bank Ltd. (ADR)	21,605	2,269
	Credicorp Ltd.	10,050	2,262
	AIA Group Ltd.	250,000	2,186
	Other securities		11,216

			30,305

Health care	Humana Inc.	20,830	6,200
6.34%	Merck & Co., Inc.	62,870	3,816
	Fisher & Paykel Healthcare Corp. Ltd.	204,000	2,057
	Other securities		12,488

			24,561

Industrials	Boeing Co.	15,750	5,284
6.29%	ASSA ABLOY AB, Class B	118,000	2,515
	Flughafen Zürich AG	12,235	2,501
	Ryanair Holdings PLC (ADR)[1]	20,600	2,353
	Edenred SA	65,000	2,054
	Other securities		9,672

			24,379

Energy	Royal Dutch Shell PLC, Class B	125,700	4,502
5.73%	ConocoPhillips	56,006	3,899
	TOTAL SA	45,200	2,756
	LUKOIL Oil Co. PJSC (ADR)	39,800	2,722
	Enbridge Inc. (CAD denominated)	50,869	1,818
	Enbridge Inc. (CAD denominated)[2]	16,157	578
	Other securities		5,935

			22,210

Consumer	Amazon.com, Inc.[1]	3,150	5,354
discretionary	Ocado Group PLC[1]	259,500	3,519
5.73%	Wynn Resorts, Ltd.	13,000	2,175
	LVMH Moët Hennessy-Louis Vuitton SE	6,100	2,032
	Other securities		9,114

			22,194

American Funds Insurance Series        83

Global Balanced Fund

Common stocks (continued)		Shares	Value (000)
Consumer staples 4.89%	Philip Morris International Inc.	50,800	$ 4,102
	British American Tobacco PLC	76,900	3,887
	Nestlé SA	43,800	3,401
	Other securities		7,569

			18,959

Materials	DowDuPont Inc.	37,848	2,495
3.44%	Linde AG, non-registered shares	8,900	2,125
	Other securities		8,710

			13,330

Real estate	Gaming and Leisure Properties, Inc. REIT	59,720	2,138
2.38%	Other securities		7,066

			9,204

Utilities	ENN Energy Holdings Ltd.	232,000	2,281
1.78%	Ørsted AS	33,800	2,045
	Other securities		2,578

			6,904

Miscellaneous 4.66%	Other common stocks in initial period of acquisition		18,045

	Total common stocks (cost: $189,305,000)		239,503

Bonds, notes & other debt instruments 33.32%		Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 15.27%
	Japan, Series 346, 0.10% 2027	¥ 435,600	3,972
	Japan 0.10%–2.30% 2018–2047[3]	1,001,824	9,760
	Poland (Republic of) 3.25%–5.75% 2020–2025	PLN14,140	4,031
	United Mexican States 4.00%–10.00% 2020–2042[3]	MXN64,405	3,142
	United Mexican States 3.75%–4.60% 2027–2046	$ 600	570
	Other securities		37,685

			59,160

U.S. Treasury bonds & notes 10.47%
U.S. Treasury	U.S. Treasury 1.625% 2022	2,850	2,729
8.20%	U.S. Treasury 2.25% 2027	2,800	2,663
	U.S. Treasury 2.875% 2028	2,170	2,173
	U.S. Treasury 1.00%–3.13% 2018–2048	24,873	24,208

			31,773

U.S. Treasury	U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2022–2044[3]	9,166	8,796

inflation-protected	Total U. S. Treasury bonds & notes		40,569

securities
2.27%

Corporate bonds & notes 5.87%
Financials	Banco Nacional de Comercio Exterior SNC 3.80% 2026
1.55%	(UST Yield Curve Rate T Note Constant Maturity 5 year + 3.00% on 8/11/2021)[2,4]	200	193
	HSBC Holdings PLC 3.375% 2024 (5 year EURO Mid Swap + 1.95% on 1/10/2019)[4]	€ 100	119
	HSBC Holdings PLC 3.03%–3.90% 2023–2026[4]	$ 400	389
	JPMorgan Chase & Co. 2.55%–3.25% 2021–2023	254	247

84        American Funds Insurance Series

Global Balanced Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)
	JPMorgan Chase & Co., Series S, junior subordinated, perpetual, 6.75% (undated)
	(3-month USD-LIBOR + 3.78% on 2/1/2024)[4]	$135	$147
	JPMorgan Chase Bank NA (3-month USD-LIBOR + 0.34%) 2.702% 2021[5]	300	300
	Other securities		4,622

			6,017

Health care 0.77%	Humana Inc. 3.15% 2022	100	97
	Other securities		2,867

			2,964

Consumer discretionary 0.61%	Amazon.com, Inc. 2.80%–3.15% 2024–2027	265	253
	Other securities		2,096

			2,349

Consumer staples 0.52%	British American Tobacco PLC 3.56%–4.39% 2027–2037[2]	185	173
	Philip Morris International Inc. 2.00%–4.25% 2020–2044	195	191
	Reynolds American Inc. 4.00%–4.45% 2022–2025	120	121
	Other securities		1,532

			2,017

Energy 0.52%	Petróleos Mexicanos 6.35%–6.50% 2027–2048[2]	487	458
	Other securities		1,550

			2,008

Information technology	Microsoft Corp. 2.40%–3.30% 2026–2027	652	626
	Other securities		516
0.29%

			1,142

Other	Other securities		6,227

1.61%	Total corporate bonds & notes		22,724

Mortgage-backed obligations 1.71%
Federal agency	Other securities		4,311

mortgage-backed obligations 1.12%

Other	Other securities		2,335

0.59%	Total mortgage-backed obligations		6,646

	Total bonds, notes & other debt instruments (cost: $132,603,000)		129,099

American Funds Insurance Series        85

Global Balanced Fund

Short-term securities 5.44%	Principal amount (000)	Value (000)

Federal Home Loan Bank 1.87% due 7/20/2018	$3,200	$ 3,197
Mizuho Bank, Ltd. 1.90% due 7/2/2018[2]	6,500	6,499
Sumitomo Mitsui Banking Corp. 2.00% due 7/17/2018–7/23/2018[2]	6,200	6,192
Swedbank AB 1.85% due 7/2/2018	3,600	3,599
Other securities		1,590

Total short-term securities (cost: $21,084,000)		21,077

Total investment securities 100.58% (cost: $342,992,000)		389,679
Other assets less liabilities (0.58)%		(2,258)

Net assets 100.00%		$387,421

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation) at 6/30/2018 (000)
Purchases (000)	Sales (000)	Counterparty	Settlement date

USD558	BRL2,100	JPMorgan Chase	7/5/2018	$ 16
USD317	MXN5,900	JPMorgan Chase	7/9/2018	20
USD229	ZAR2,900	UBS AG	7/9/2018	18
NOK3,054	USD373	Goldman Sachs	7/9/2018	2
JPY57,092	USD523	Goldman Sachs	7/9/2018	(7)
USD331	PLN1,200	JPMorgan Chase	7/10/2018	11
USD471	GBP350	Citibank	7/10/2018	9
USD774	CHF760	JPMorgan Chase	7/10/2018	6
USD135	MXN2,700	Bank of America, N.A.	7/10/2018	(1)
EUR349	USD410	Bank of America, N.A.	7/10/2018	(2)
JPY22,275	USD204	Citibank	7/10/2018	(3)
CHF759	USD773	JPMorgan Chase	7/10/2018	(6)
EUR482	USD569	Citibank	7/10/2018	(6)
PLN1,200	USD333	JPMorgan Chase	7/10/2018	(13)
USD501	THB15,900	Bank of America, N.A.	7/12/2018	21
USD548	INR36,900	JPMorgan Chase	7/12/2018	10
NOK2,700	USD335	Bank of America, N.A.	7/12/2018	(4)
GBP561	USD752	Citibank	7/12/2018	(11)
USD391	BRL1,400	Citibank	7/13/2018	31
USD749	ILS2,675	Bank of America, N.A.	7/16/2018	17
EUR305	USD360	Bank of America, N.A.	7/16/2018	(4)
ILS2,675	USD739	Goldman Sachs	7/16/2018	(7)
JPY100,000	USD908	JPMorgan Chase	7/17/2018	(4)
USD1,013	KRW1,094,100	Bank of America, N.A.	7/19/2018	31
EUR859	USD1,000	Goldman Sachs	7/19/2018	5
USD575	MXN12,000	Bank of America, N.A.	7/19/2018	(28)
USD749	MYR3,000	JPMorgan Chase	7/20/2018	7
USD327	INR22,118	Goldman Sachs	7/20/2018	5
USD192	PLN700	JPMorgan Chase	7/20/2018	5
EUR573	GBP505	Citibank	7/20/2018	2
JPY57,672	EUR450	JPMorgan Chase	7/20/2018	(5)
GBP502	EUR573	JPMorgan Chase	7/20/2018	(6)
PLN700	USD194	JPMorgan Chase	7/20/2018	(7)

86        American Funds Insurance Series

Global Balanced Fund

Contract amount				Unrealized appreciation (depreciation) at 6/30/2018 (000)
Purchases (000)	Sales (000)	Counterparty	Settlement date

USD483	PLN1,800	Bank of America, N.A.	7/23/2018	$ 2
USD113	CAD150	Bank of America, N.A.	7/23/2018	(1)
JPY22,250	USD202	Citibank	7/23/2018	(1)
EUR645	USD750	JPMorgan Chase	7/25/2018	4
USD166	ILS600	JPMorgan Chase	7/25/2018	2
EUR502	USD590	Bank of America, N.A.	7/25/2018	(2)
USD677	CAD900	JPMorgan Chase	7/25/2018	(8)
JPY111,459	USD1,017	Goldman Sachs	7/25/2018	(8)
EUR735	PLN3,200	Goldman Sachs	7/27/2018	5
EUR598	USD696	Goldman Sachs	7/31/2018	5
USD503	THB16,600	JPMorgan Chase	7/31/2018	2
USD717	AUD970	Morgan Stanley	7/31/2018	(1)
JPY50,074	USD455	Bank of New York Mellon	7/31/2018	(1)
USD771	EUR660	JPMorgan Chase	7/31/2018	(2)
USD377	CAD500	Bank of America, N.A.	7/31/2018	(4)
JPY174,520	USD1,584	Bank of New York Mellon	7/31/2018	(4)
USD501	CAD665	Bank of America, N.A.	7/31/2018	(5)
USD373	INR24,900	Citibank	9/24/2018	14
USD371	BRL1,250	Citibank	11/29/2018	54
USD222	BRL750	Citibank	11/29/2018	31
				$184

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1Security did not produce income during the last 12 months.

2Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $22,660,000, which represented 5.85% of the net assets of the fund.

3Index-linked bond whose principal amount moves with a government price index.

4Step bond; coupon rate may change at a later date.

5Coupon rate may change periodically.

Key to abbreviations and symbols

ADR = American Depositary Receipts

AUD = Australian dollars

BRL = Brazilian reais

CAD = Canadian dollars

CHF = Swiss francs

EUR/€ = Euros

GBP = British pounds

ILS = Israeli shekels

INR = Indian rupees

JPY/¥ = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK = Norwegian kroner

PLN = Polish zloty

THB = Thai baht

USD/$ = U.S. dollars

ZAR = South African rand

See Notes to Financial Statements

American Funds Insurance Series        87

Bond Fund

Summary investment portfolio June 30, 2018	unaudited

Bonds, notes & other debt instruments 96.18%		Principal amount (000)	Value (000)
Corporate bonds & notes 35.64%
Financials 10.04%	Bank of America Corp. 2.82%–3.97% 2023–2029[1]	$119,258	$ 116,105
	Intesa Sanpaolo SpA 5.017% 2024[2]	79,790	72,486
	Other securities		877,710

			1,066,301

Health care 6.27%	Pfizer Inc. 7.20% 2039	100	139
	Teva Pharmaceutical Finance Company BV 2.80% 2023	84,169	72,759
	Teva Pharmaceutical Finance Company BV 2.20%–6.75% 2021–2046	139,530	111,699
	Other securities		482,075

			666,672

Energy 5.16%	Petróleos Mexicanos 7.47% 2026	MXN295,000	12,849
	Petróleos Mexicanos 5.35%–6.75% 2027–2048[2]	$38,710	36,841
	Other securities		498,905

			548,595

Consumer discretionary 3.61%	Other securities		384,045

Utilities 3.36%	Other securities		357,004

Consumer staples 3.10%	Other securities		329,484

Information technology 1.19%	Other securities		126,026

Telecommunication services 1.13%	Other securities		120,568

Other 1.78%	Other securities		188,128

	Total corporate bonds & notes		3,786,823

U.S. Treasury bonds & notes 25.14%
U.S. Treasury	U.S. Treasury 2.25% 2023	115,000	111,918
21.10%	U.S. Treasury 2.625% 2023	125,000	124,461
	U.S. Treasury 2.75% 2023	75,000	75,066
	U.S. Treasury 2.75% 2023	60,000	60,035
	U.S. Treasury 2.125% 2024[3]	260,000	251,069
	U.S. Treasury 2.125% 2024[3]	75,000	72,167
	U.S. Treasury 2.125% 2024	75,000	72,072
	U.S. Treasury 2.25% 2024	80,000	77,812
	U.S. Treasury 2.75% 2025	150,000	149,406
	U.S. Treasury 2.875% 2025[3]	211,118	211,855
	U.S. Treasury 2.25% 2027	125,000	118,715
	U.S. Treasury 2.25% 2027	100,000	95,095
	U.S. Treasury 2.25% 2027	76,075	72,548
	U.S. Treasury 2.375% 2027	100,000	96,217

88        American Funds Insurance Series

Bond Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)
	U.S. Treasury 2.875% 2028	$ 137,043	$ 137,214
	U.S. Treasury 3.00% 2048[3]	255,970	256,259
	U.S. Treasury 2.38%–8.75% 2020–2048[3]	250,595	259,898

			2,241,807

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.375% 2025[4]	53,902	52,965
inflation-protected	U.S. Treasury Inflation-Protected Security 0.375% 2027[4]	153,615	149,471
securities	U.S. Treasury Inflation-Protected Security 0.50% 2028[4]	149,474	124,214
4.04%	U.S. Treasury Inflation-Protected Security 0.875% 2047[4]	74,253	74,202
	U.S. Treasury Inflation-Protected Security 1.00% 2048[4]	34,489	28,664

			429,516

	Total U.S. Treasury bonds & notes		2,671,323

Mortgage-backed obligations 23.53%
Federal agency	Fannie Mae 3.50% 2033[5,6]	51,893	52,455
mortgage-backed	Fannie Mae 3.00% 2046[5]	72,156	70,008
obligations	Fannie Mae 3.50% 2047[5]	77,731	77,509
23.35%	Fannie Mae 4.00% 2047[5]	83,559	85,338
	Fannie Mae 3.50% 2048[5,6]	204,040	203,034
	Fannie Mae 4.00% 2048[5,6]	316,485	322,197
	Fannie Mae 4.00% 2048[5,6]	134,434	137,055
	Fannie Mae 4.00% 2048[5,6]	88,904	90,428
	Fannie Mae 4.50% 2048[5,6]	220,469	229,172
	Fannie Mae 4.50% 2048[5,6]	199,176	206,726
	Fannie Mae 3.27%–9.22% 2023–2048[5,6,7]	178,846	182,387
	Freddie Mac 3.50% 2047[5]	73,151	72,823
	Freddie Mac 4.00% 2048[5,6]	73,022	74,303
	Freddie Mac 0%–5.50% 2021–2048[5,6]	198,319	198,150
	Government National Mortgage Assn. 4.00% 2048[5,6]	196,439	201,300
	Government National Mortgage Assn. 4.00% 2048[5,6]	151,761	155,292
	Government National Mortgage Assn. 4.50% 2048[5,6]	92,096	95,739
	Government National Mortgage Assn. 4.50% 2040–2048[5,6]	26,465	27,481

			2,481,397

Other 0.18%	Other securities		18,484

	Total mortgage-backed obligations		2,499,881

Bonds & notes of governments & government agencies outside the U.S. 7.15%
	Italy (Republic of) 0.95% 2023	€ 45,000	50,753
	Japan, Series 19, 0.10% 2024[4]	¥ 5,377,070	50,874
	Japan, Series 20, 0.10% 2025[4]	11,340,000	107,393
	Portuguese Republic 5.125% 2024	$ 100,550	104,384
	Portuguese Republic 4.10%–5.65% 2024–2045	€ 20,375	30,139
	United Mexican States, Series M, 5.75% 2026	MXN527,500	23,743
	United Mexican States, Series M, 6.50% 2021	3,132,700	152,863
	United Mexican States 3.60%–4.35% 2025–2047	$ 29,175	28,113
	Other securities		211,594

			759,856

Asset-backed obligations 2.61%
	Other securities		277,546

Municipals 2.00%
Illinois 1.72%	G.O. Bonds, Pension Funding Series 2003, 4.95% 2023	26,190	26,663
	G.O. Bonds, Pension Funding Series 2003, 5.10% 2033[5]	93,085	88,239
	G.O. Bonds, Pension Funding Series 2013, 5.877% 2019	400	407

American Funds Insurance Series        89

Bond Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Municipals (continued)
Illinois	G. O. Bonds, Series 2013-B, 3.65% 2020	$ 1,000	$ 997
(continued)	G. O. Bonds, Series 2013-B, 4.11% 2022	750	736
	G. O. Bonds, Series 2013-B, 4.31% 2023	2,125	2,063
	G. O. Bonds, Series 2013-B, 4.91% 2027	1,450	1,360
	G. O. Bonds, Taxable Build America Bonds, Series 2010-1, 6.63% 2035	4,360	4,627
	G. O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.65% 2020	250	257
	G. O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.85% 2022	2,370	2,467
	G. O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.95% 2023	3,210	3,338
	G. O. Bonds, Taxable Build America Bonds, Series 2010-2, 6.15% 2025	3,955	4,104
	G. O. Bonds, Taxable Build America Bonds, Series 2010-3, 5.547% 2019	335	340
	G. O. Bonds, Taxable Build America Bonds, Series 2010-3, 5.727% 2020	2,400	2,476
	G. O. Bonds, Taxable Build America Bonds, Series 2010-5, 6.20% 2021[5]	7,784	8,043
	Other securities		36,502

			182,619

Other 0.28%	Other securities		29,918

	Total municipals		212,537

Federal agency bonds & notes 0.11%
	Fannie Mae 2.125% 2026	12,410	11,659

	Total bonds, notes & other debt instruments (cost: $10,356,835,000)		10,219,625

Common stocks 0.03%		Shares
Other 0.03%	Other securities		2,833

	Total common stocks (cost: $3,654,000)		2,833

Rights & warrants 0.00%
Energy 0.00%	Other securities		97

	Total rights & warrants (cost: $16,000)		97

Short-term securities 21.76%		Principal amount (000)
	Chevron Corp. 1.93%–2.02% due 7/13/2018–7/17/2018[2]	$ 59,200	59,150
	ExxonMobil Corp. 2.00%–2.02% due 7/23/2018–8/28/2018	84,000	83,821
	Federal Home Loan Bank 1.77%–1.95% due 7/9/2018–10/5/2018	796,700	794,803
	Freddie Mac 1.91% due 8/20/2018	50,000	49,876
	PepsiCo Inc. 1.95%–1.98% due 8/1/2018–8/7/2018[2]	70,000	69,858
	Pfizer Inc. 2.02%–2.05% due 7/2/2018–8/20/20182	109,000	108,874
	U. S. Treasury Bills 1.56%–2.00% due 7/5/2018–11/15/2018	846,300	843,339
	Other securities		302,784

	Total short-term securities (cost: $2,312,454,000)		2,312,505

	Total investment securities 117.97% (cost: $12,672,959,000)		12,535,060
	Other assets less liabilities (17.97)%		(1,909,862)

	Net assets 100.00%		$10,625,198

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

90        American Funds Insurance Series

Bond Fund

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $5,494,000, which represented .05% of the net assets of the fund. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $12,171,000, which represented .11% of the net assets of the fund. Some securities in “Other securities” (with an aggregate value of $2,150,000, an aggregate cost of $780,000, and which represented .02% of the net assets of the fund) were acquired on 8/31/2015 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Futures contracts
Contracts	Type	Number of contracts	Expiration	Notional amount[8] (000)	Value at 6/30/2018[9] (000)	Unrealized appreciation (depreciation) at 6/30/2018 (000)

2 Year U. S. Treasury Note Futures	Long	13,334	October 2018	$2,666,800	$2,824,516	$ 23
5 Year Euro-Bobl Futures	Short	2,269	September 2018	(226,900)	(350,216)	(1,831)
5 Year U. S. Treasury Note Futures	Long	12,291	October 2018	1,229,100	1,396,469	4,536
10 Year Euro-Bund Futures	Short	763	September 2018	(76,300)	(144,837)	(1,625)
10 Year U. S. Treasury Note Futures	Long	503	September 2018	50,300	60,454	251
10 Year Ultra U. S. Treasury Note Futures	Short	112	September 2018	(11,200)	(14,362)	(126)
30 Year Euro-Buxl Futures	Long	214	September 2018	21,400	44,409	619
30 Year Ultra U. S. Treasury Bond Futures	Long	772	September 2018	77,200	123,182	340

						$2,187

Forward currency contracts
Contract amount				Unrealized appreciation (depreciation) at 6/30/2018 (000)
Purchases (000)	Sales (000)	Counterparty	Settlement date

USD31,395	JPY3,430,000	Goldman Sachs	7/9/2018	$ 394
USD66,828	JPY7,300,000	JPMorgan Chase	7/10/2018	844
USD76,688	EUR65,550	JPMorgan Chase	7/10/2018	77
USD12,310	MXN252,000	Citibank	7/10/2018	(357)
USD10,283	EUR8,725	JPMorgan Chase	7/12/2018	84
USD26,432	EUR22,400	JPMorgan Chase	7/16/2018	241
USD13,179	JPY1,445,000	Goldman Sachs	7/25/2018	105
USD59,923	MXN1,220,000	Bank of New York Mellon	7/25/2018	(1,249)
USD44,704	JPY4,925,000	Bank of New York Mellon	7/31/2018	123
USD448	EUR385	Goldman Sachs	7/31/2018	(3)
USD119,413	MXN2,400,000	Citibank	7/31/2018	(808)

				$(549)

Swap contracts
Interest rate swaps
Receive	Pay	Expiration date	Notional (000)		Value at 6/30/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2018 (000)
1.39%	3-month Canada BA	7/13/2018	C$	1,460,000	$(123)	$–	$ (123)
1.77%	3-month Canada BA	9/26/2018		975,000	58	–	58
1.669%	3-month USD-LIBOR	10/28/2019		$112,000	(1,478)	–	(1,478)
U.S. EFFR	2.165%	4/3/2020		594,600	1,977	–	1,977
2.55%	3-month USD-LIBOR	4/3/2020		594,600	(2,162)	–	(2,162)

American Funds Insurance Series        91

Bond Fund

Swap contracts (continued)
Interest rate swaps (continued)
Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2018 (000)
U.S. EFFR	2.174%	4/4/2020	$ 760,300	$ 2,443	$–	$ 2,443
2.5725%	3-month USD-LIBOR	4/4/2020	760,298	(2,500)	–	(2,500)
U.S. EFFR	2.19%	4/6/2020	503,300	1,480	–	1,480
2.599%	3-month USD-LIBOR	4/6/2020	503,300	(1,426)	–	(1,426)
3-month USD-LIBOR	2.761%	4/27/2020	500,000	92	–	92
3-month USD-LIBOR	2.75%	4/30/2020	352,900	137	–	137
3-month USD-LIBOR	2.746%	5/1/2020	504,100	237	–	237
3-month USD-LIBOR	2.7515%	5/3/2020	501,000	202	–	202
1.6915%	3-month USD-LIBOR	6/3/2020	1,600	(33)	–	(33)
1.7345%	3-month USD-LIBOR	12/31/2020	120,000	(3,187)	–	(3,187)
3-month USD-LIBOR	1.975%	4/27/2022	15,000	490	–	490
3-month USD-LIBOR	2.1305%	7/17/2022	100,000	2,848	–	2,848
1.9375%	3-month USD-LIBOR	12/18/2022	150,000	(5,934)	–	(5,934)
3-month USD-LIBOR	2.701%	6/9/2024	60,000	610	–	610
6-month EURIBOR	0.9852%	10/17/2024	€ 25,000	(996)	–	(996)
3-month USD-LIBOR	2.438%	11/19/2024	$750	20	–	20
3-month USD-LIBOR	2.4585%	11/24/2024	23,000	584	–	584
3-month USD-LIBOR	2.0475%	3/23/2025	450	23	–	23
3-month USD-LIBOR	2.3175%	5/8/2025	1,500	54	–	54
3-month USD-LIBOR	2.339%	5/13/2025	375	13	–	13
3-month USD-LIBOR	2.351%	5/15/2025	590	20	–	20
3-month USD-LIBOR	2.287%	5/20/2025	500	19	–	19
3-month USD-LIBOR	2.227%	5/28/2025	260	11	–	11
3-month USD-LIBOR	2.2125%	5/29/2025	465	20	–	20
3-month USD-LIBOR	2.451%	6/5/2025	650	18	–	18
3-month USD-LIBOR	2.46%	6/10/2025	2,536	70	–	70
3-month USD-LIBOR	2.455%	6/24/2025	235	7	–	7
3-month USD-LIBOR	2.397%	7/13/2025	900	29	–	29
3-month USD-LIBOR	2.535%	7/15/2025	800	18	–	18
3-month USD-LIBOR	2.4615%	7/22/2025	1,300	36	–	36
3-month USD-LIBOR	2.312%	7/29/2025	1,000	37	–	37
3-month USD-LIBOR	2.331%	7/30/2025	435	16	–	16
3-month USD-LIBOR	2.228%	9/4/2025	12,000	523	–	523
6-month JPY-LIBOR	0.282%	2/2/2026	¥5,500,000	(328)	–	(328)
6-month JPY-LIBOR	0.0875%	3/10/2026	11,100,000	859	–	859
3-month USD-LIBOR	1.595%	5/12/2026	$8,500	788	–	788
3-month USD-LIBOR	1.592%	5/12/2026	4,000	371	–	371
3.0865%	3-month USD-LIBOR	8/18/2034	2,250	37	–	37
2.913%	3-month USD-LIBOR	11/24/2034	10,000	(65)	–	(65)
2.844%	3-month USD-LIBOR	6/11/2035	3,250	(52)	–	(52)
2.9535%	3-month USD-LIBOR	6/30/2035	2,500	(2)	–	(2)
2.773%	3-month USD-LIBOR	7/13/2035	500	(13)	–	(13)
2.589%	3-month USD-LIBOR	9/4/2035	3,100	(160)	–	(160)
2.377%	3-month USD-LIBOR	4/29/2045	1,910	(208)	–	(208)
6-month JPY-LIBOR	0.58295%	3/23/2046	¥2,000,000	1,093	–	1,093
0.64355%	6-month JPY-LIBOR	4/27/2046	2,000,000	(813)	–	(813)
3-month USD-LIBOR	2.1155%	5/13/2046	$2,400	393	–	393
3-month USD-LIBOR	2.78875%	1/23/2048	91,500	2,707	–	2,707
3-month USD-LIBOR	2.816%	1/23/2048	19,600	469	–	469

					$–	$(671)

92        American Funds Insurance Series

Bond Fund

Credit default swaps

Centrally cleared credit default swaps on credit indices – buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 6/30/2018 (000)	Upfront payments (000)	Unrealized appreciation at 6/30/2018 (000)

CDX.NA.IG.30	1.00%/Quarterly	6/20/2023	$50,000	$(740)	$(899)	$159

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]Step	bond; coupon rate may change at a later date.
[2]

Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,486,045,000, which represented 13.99% of the net assets of the fund.

[3]All	or a portion of this security was pledged as collateral. The total value of pledged collateral was $55,344,000, which represented .52% of the net assets of the fund.
[4]Index	-linked bond whose principal amount moves with a government price index.
[5]Principal	payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]Purchased	on a TBA basis.
[7]Coupon	rate may change periodically.
[8]Notional	amount is calculated based on the number of contracts and notional contract size.
[9]Value	is calculated based on the notional amount and current market price.

Key to abbreviations and symbols
BA = Banker’s acceptances
C$ = Canadian dollars
EFFR = Federal Funds Effective Rate
EUR/€ = Euros
EURIBOR = Euro Interbank Offered Rate
G.O. = General Obligation
JPY/¥ = Japanese yen
LIBOR = London Interbank Offered Rate
MXN = Mexican pesos
TBA = To-be-announced
USD/$ = U.S. dollars
See Notes to Financial Statements

American Funds Insurance Series        93

Global Bond Fund

Bonds, notes & other debt instruments 91.91%		Principal amount (000)	Value (000)
Euros	Belgium (Kingdom of), Series 82, 0.50% 2024	€ 12,920	$15,432
12.82%	Belgium (Kingdom of), Series 77, 1.00% 2026	6,480	7,932
	French Republic O.A.T. 2.25% 2024	11,680	15,457
	Germany (Federal Republic of) 2.50% 2046	7,370	11,824
	Germany (Federal Republic of) 1.25% 2048	17,050	21,083
	Germany (Federal Republic of) 0.50%–6.25% 2024–2040	12,950	17,500
	Italy (Republic of) 0.95% 2023	14,000	15,789
	Italy (Republic of) 2.05%–4.75% 2023–2027	11,600	14,071
	Portuguese Republic 2.875% 2025	12,350	16,061
	Portuguese Republic 2.875% 2026	2,095	2,711
	Portuguese Republic 4.125% 2027	11,510	16,191
	Romania 2.75%–3.88% 2025–2038	8,265	9,589
	Spain (Kingdom of) 1.45% 2027	19,430	23,094
	Spain (Kingdom of) 1.50% 2027	10,350	12,401
	Spain (Kingdom of) 2.70%–2.90% 2046–2048	7,895	9,707
	Other securities		77,863

			286,705

Japanese yen	Japan, Series 134, 0.10% 2022	¥1,350,000	12,310
10.49%	Japan, Series 18, 0.10% 2024[1]	3,153,700	29,667
	Japan, Series 19, 0.10% 2024[1]	2,691,050	25,461
	Japan, Series 346, 0.10% 2027	3,125,000	28,494
	Japan, Series 116, 2.20% 2030	1,735,000	19,472
	Japan, Series 145, 1.70% 2033	2,210,000	24,147
	Japan, Series 57, 0.80% 2047	3,756,250	34,764
	Japan 0.10%–2.30% 2021–2044[1]	6,172,565	60,336

			234,651

Polish zloty	Poland (Republic of), Series 1021, 5.75% 2021	PLN126,530	37,839
3.68%	Poland (Republic of), Series 0922, 5.75% 2022	34,600	10,521
	Poland (Republic of) 1.50%–5.25% 2020–2025	122,240	34,035

			82,395

Mexican pesos	United Mexican States, Series M, 6.50% 2021	MXN373,300	18,216
3.16%	United Mexican States, Series M, 5.75% 2026	654,500	29,459
	United Mexican States 4.00%–10.00% 2020–2042[1]	432,123	22,899

			70,574

Indian rupees	India (Republic of) 7.80% 2021	INR727,600	10,636
2.90%	India (Republic of) 8.83% 2023	1,284,200	19,456
	India (Republic of) 6.79%–8.40% 2023–2030	2,203,470	30,936
	Other securities		3,804

			64,832

British pounds	United Kingdom 1.25% 2027	£11,725	15,372
2.17%	United Kingdom 3.25% 2044	6,500	11,192
	United Kingdom 1.50%–4.25% 2023–2047	12,520	19,127
	Other securities		2,827

			48,518

Danish kroner	Nykredit Realkredit AS, Series 01E, 1.50% 2040[2]	DKr178,600	27,868
1.94%	Nykredit Realkredit AS, Series 01E, 2.50% 2047[2]	14,724	2,410
	Other securities		13,205

			43,483

94        American Funds Insurance Series

Global Bond Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)
Malaysian	Malaysia (Federation of) 3.58%–4.50% 2018–2030	MYR145,265	$35,569

ringgits
1.59%

South Korean won	South Korea (Republic of), Series 2209, 2.00% 2022	KRW13,974,200	12,391
1.41%	South Korea (Republic of), Series 2712, 2.375% 2027	14,470,000	12,802
	South Korea (Republic of) 1.88%–2.38% 2022–2023	7,040,000	6,280

			31,473

Thai baht	Thailand (Kingdom of) 2.125% 2026	THB379,250	11,052
1.25%	Other securities		16,996

			28,048

Israeli shekels	Israel (State of) 5.50% 2042	ILS29,300	11,443
0.86%	Other securities		7,746

			19,189

Canadian dollars	Canada 2.25% 2025	C$15,450	11,838
0.66%	Other securities		2,954

			14,792

Romanian leu	Romania 2.30%–5.95% 2020–2022	RON46,525	11,517

0.51%

U. S. dollars	Banco Nacional de Comercio Exterior SNC 3.80% 2026
44.73%	(UST Yield Curve Rate T Note Constant Maturity 5 year + 3.00% on 8/11/2021)[3,4]	$ 880	849
	Fannie Mae 2.18%–4.50% 2022–2048[2,5]	38,880	39,591
	Petróleos Mexicanos 6.35%–6.50% 2027–2048[4]	3,602	3,584
	Poland (Republic of) 3.25%–4.00% 2024–2026	5,570	5,436
	Romania 5.125% 2048[4]	6,200	5,998
	U. S. Treasury 1.125% 2021[6]	28,660	27,575
	U. S. Treasury 2.00% 2021	16,500	16,177
	U. S. Treasury 2.125% 2022	41,955	40,888
	U. S. Treasury 2.375% 2023	27,625	27,205
	U. S. Treasury 2.75% 2023	39,400	39,423
	U. S. Treasury 2.75% 2025	12,000	11,945
	U. S. Treasury 2.00% 2026	33,560	31,430
	U. S. Treasury 2.25% 2027	27,700	26,307
	U. S. Treasury 2.75% 2028[6]	57,600	57,050
	U. S. Treasury 2.875% 2028	24,000	24,030
	U. S. Treasury 2.75% 2047[6]	18,900	17,995
	U. S. Treasury 3.00% 2048	10,600	10,612
	U. S. Treasury 1.88%–3.13% 2020–2048	31,700	31,179
	U. S. Treasury Inflation-Protected Security 0.625% 2024[1]	27,083	27,056
	U. S. Treasury Inflation-Protected Security 0.25% 2025[1]	11,740	11,422
	U. S. Treasury Inflation-Protected Securities 0.13%–2.38% 2024–2046[1]	43,860	44,328
	United Mexican States 3.75% 2028	2,000	1,893
	Other securities		498,445

			1,000,418

Other 3.74%	Other securities		83,542

	Total bonds, notes & other debt instruments (cost: $2,095,810,000)		2,055,706

American Funds Insurance Series        95

Global Bond Fund

Convertible stocks 0.05%		Shares	Value (000)
U.S. dollars 0.05%	Other securities		$1,033

	Total convertible stocks (cost: $816,000)		1,033

Common stocks 0.07%
Swiss francs 0.01%	Other securities		200

U.S. dollars 0.06%	Other securities		1,304

	Total common stocks (cost: $2,505,000)		1,504

Rights & warrants 0.00%
U.S. dollars 0.00%	Other securities		56

	Total rights & warrants (cost: $8,000)		56

Short-term securities 9.89%		Principal amount (000)
	Caisse d’Amortissement de la Dette Sociale 1.99% due 7/9/2018	$ 16,100	16,092
	Egyptian Treasury Bills 15.42%–16.35% due 7/10/2018–12/18/2018	EGP209,900	11,129
	Japanese Treasury Discount Bills (0.14)% due 5/20/2019	¥11,900,000	107,607
	Nigerian Treasury Bills 11.65%–16.91% due 7/5/2018–12/6/2018	NGN5,525,905	14,861
	Swedbank AB 1.85% due 7/2/2018	$ 30,900	30,895
	United Overseas Bank Ltd. 2.00% due 7/10/2018[4]	40,600	40,576

	Total short-term securities (cost: $221,612,000)		221,160

	Total investment securities 101.92% (cost: $2,320,751,000)		2,279,459
	Other assets less liabilities (1.92)%		(42,856)

	Net assets 100.00%		$2,236,603

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $3,268,000, which represented .15% of the net assets of the fund. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $5,825,000, which represented .26% of the net assets of the fund. Some securities in “Other securities” (with an aggregate value of $4,153,000, an aggregate cost of $3,632,000, and which represented .19% of the net assets of the fund) were acquired from 8/31/2015 to 8/9/2017 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

96        American Funds Insurance Series

Global Bond Fund

Futures contracts
Contracts	Type	Number of contracts	Expiration	Notional amount[7] (000)	Value at 6/30/2018[8] (000)	Unrealized (depreciation) appreciation at 6/30/2018 (000)
5 Year Euro-Bobl Futures	Short	142	September 2018	$ (14,200)	$ (21,918)	$(115)
5 Year U.S. Treasury Note Futures	Long	1,068	October 2018	106,800	121,343	627
10 Year Ultra U.S. Treasury Note Futures	Long	93	September 2018	9,300	11,926	93
10 Year U.S. Treasury Note Futures	Long	76	September 2018	7,600	9,134	86
30 Year Ultra U.S. Treasury Bond Futures	Short	141	September 2018	(14,100)	(22,498)	(204)
						$ 487

Forward currency contracts
Contract amount				Unrealized appreciation (depreciation) at 6/30/2018 (000)
Purchases (000)	Sales (000)	Counterparty	Settlement date
USD5,763	MXN107,300	JPMorgan Chase	7/9/2018	$ 369
USD3,099	ZAR39,200	UBS AG	7/9/2018	245
USD20,347	JPY2,253,235	JPMorgan Chase	7/9/2018	(18)
JPY1,655,674	USD15,154	Goldman Sachs	7/9/2018	(190)
JPY2,444,831	USD22,377	Goldman Sachs	7/9/2018	(281)
USD18,116	MYR72,000	JPMorgan Chase	7/10/2018	297
USD7,430	PLN26,900	JPMorgan Chase	7/10/2018	248
USD16,626	EUR14,075	Citibank	7/10/2018	176
USD5,651	GBP4,200	Citibank	7/10/2018	105
USD10,112	CHF9,930	JPMorgan Chase	7/10/2018	76
JPY445,496	USD4,079	Citibank	7/10/2018	(52)
CHF9,929	USD10,112	JPMorgan Chase	7/10/2018	(76)
JPY1,483,519	USD13,545	Citibank	7/10/2018	(136)
MYR60,765	USD15,198	JPMorgan Chase	7/10/2018	(159)
EUR14,075	USD16,685	Bank of America, N.A.	7/10/2018	(236)
PLN26,900	USD7,463	JPMorgan Chase	7/10/2018	(280)
USD7,727	GBP5,900	Morgan Stanley	7/11/2018	(63)
USD15,400	GBP11,737	JPMorgan Chase	7/11/2018	(99)
GBP23,523	USD31,700	Bank of America, N.A.	7/11/2018	(638)
USD7,709	THB244,600	Bank of America, N.A.	7/12/2018	323
USD13,972	INR941,650	JPMorgan Chase	7/12/2018	250
USD1,723	INR116,000	JPMorgan Chase	7/12/2018	32
NOK37,200	USD4,621	Bank of America, N.A.	7/12/2018	(51)
GBP6,389	USD8,564	Citibank	7/12/2018	(127)
USD4,890	BRL17,500	Citibank	7/13/2018	382
USD9,306	ILS33,250	Bank of America, N.A.	7/16/2018	206
EUR4,605	USD5,442	Bank of America, N.A.	7/16/2018	(58)
EUR17,250	USD20,667	UBS AG	7/16/2018	(496)
JPY1,010,000	USD9,169	JPMorgan Chase	7/17/2018	(35)
JPY392,473	USD3,563	Citibank	7/18/2018	(14)
NOK31,115	DKK24,600	Citibank	7/18/2018	(38)
USD15,595	KRW16,837,700	Bank of America, N.A.	7/19/2018	480
USD5,759	COP16,479,481	JPMorgan Chase	7/19/2018	142
USD13,575	INR923,000	Citibank	7/19/2018	135
USD8,450	COP24,598,000	Bank of America, N.A.	7/19/2018	66
EUR5,423	USD6,310	Goldman Sachs	7/19/2018	33
USD7,565	MXN158,000	Bank of America, N.A.	7/19/2018	(365)
USD7,616	MYR30,500	JPMorgan Chase	7/20/2018	69
EUR10,653	GBP9,396	Citibank	7/20/2018	46
USD2,407	INR163,000	Goldman Sachs	7/20/2018	34
JPY615,168	EUR4,800	JPMorgan Chase	7/20/2018	(50)

American Funds Insurance Series        97

Global Bond Fund

Forward currency contracts (continued)

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 6/30/2018 (000)
Purchases (000)	Sales (000)

GBP9,342	EUR10,652	JPMorgan Chase	7/20/2018	$ (119)
USD30,622	PLN114,400	Bank of America, N.A.	7/23/2018	70
USD7,540	PLN28,100	Bank of America, N.A.	7/23/2018	36
JPY1,310,000	USD11,918	Citibank	7/23/2018	(67)
USD9,131	INR627,000	Bank of America, N.A.	7/24/2018	7
USD8,828	ILS31,900	Bank of America, N.A.	7/25/2018	92
EUR10,459	USD12,171	JPMorgan Chase	7/25/2018	68
USD23,290	JPY2,576,365	JPMorgan Chase	7/25/2018	(21)
JPY727,337	USD6,624	Bank of America, N.A.	7/25/2018	(43)
JPY2,576,365	USD23,464	Bank of America, N.A.	7/25/2018	(153)
USD13,460	CAD17,900	JPMorgan Chase	7/25/2018	(163)
EUR9,784	PLN42,600	Goldman Sachs	7/27/2018	72
JPY878,869	USD8,048	Morgan Stanley	7/27/2018	(94)
EUR24,418	USD28,398	Goldman Sachs	7/31/2018	186
EUR3,395	USD3,948	Goldman Sachs	7/31/2018	26
USD6,091	THB201,000	JPMorgan Chase	7/31/2018	19
USD9,614	AUD13,010	Morgan Stanley	7/31/2018	(15)
JPY646,098	USD5,865	Bank of New York Mellon	7/31/2018	(16)
USD8,655	EUR7,410	JPMorgan Chase	7/31/2018	(19)
JPY2,218,752	USD20,140	Bank of New York Mellon	7/31/2018	(55)
JPY3,592,753	USD32,612	Bank of New York Mellon	7/31/2018	(90)
USD7,567	INR504,900	Citibank	9/24/2018	275
USD5,348	BRL18,000	Citibank	11/29/2018	771
USD2,192	BRL7,400	Citibank	11/29/2018	310
USD5,778	BRL19,300	Citibank	3/11/2019	916
BRL19,300	USD5,077	JPMorgan Chase	3/11/2019	(216)
USD16,793	BRL56,500	JPMorgan Chase	3/15/2019	2,570
USD1,143	EUR900	JPMorgan Chase	3/15/2019	69
BRL27,600	USD7,227	JPMorgan Chase	3/15/2019	(279)
USD947	EUR745	Goldman Sachs	4/12/2019	56
USD110,652	JPY11,900,000	Citibank	5/20/2019	376
				$4,821

Swap contracts

Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2018 (000)

1.8935%	U.S. EFFR	9/26/2018	$335,900	$ (22)	$–	$ (22)
1.6505%	3-month USD-LIBOR	3/21/2019	85,000	(526)	–	(526)
1.4898%	6-month EURIBOR	11/24/2047	€ 2,150	22	–	22
1.5768%	6-month EURIBOR	3/6/2048	5,000	179	–	179
1.4658%	6-month EURIBOR	4/20/2048	3,000	10	–	10
					$–	$(337)

98        American Funds Insurance Series

Global Bond Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1Index-linked bond whose principal amount moves with a government price index.

2Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

3Step bond; coupon rate may change at a later date.

4Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $215,969,000, which represented 9.66% of the net assets of the fund.

5Purchased on a TBA basis.

6All or a portion of this security was pledged as collateral. The total value of pledged collateral was $2,553,000, which represented .11% of the net assets of the fund.

7Notional amount is calculated based on the number of contracts and notional contract size.

8Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbols
AUD/A$ = Australian dollars	EURIBOR = Euro Interbank Offered Rate	MYR = Malaysian ringgits
BRL = Brazilian reais	GBP/£ = British pounds	NOK = Norwegian kroner
CAD/C$ = Canadian dollars	ILS = Israeli shekels	PLN = Polish zloty
CHF = Swiss francs	INR = Indian rupees	RON = Romanian leu
COP = Colombian pesos	JPY/¥ = Japanese yen	TBA = To-be-announced
DKK/DKr = Danish kroner	KRW = South Korean won	THB = Thai baht
EFFR = Effective Federal Funds Rate	LIBOR = London Interbank Offered Rate	USD/$ = U.S. dollars
EUR/€ = Euros	MXN = Mexican pesos	ZAR = South African rand

See Notes to Financial Statements

American Funds Insurance Series        99

High-Income Bond Fund

Summary investment portfolio June 30, 2018	unaudited

Bonds, notes & other debt instruments 95.20%		Principal amount (000)	Value (000)
Corporate bonds & notes 94.70%

Energy	Blackstone CQP Holdco LP 6.00% 2021[1,2]	$ 1,600	$1,604
18.98%	Blackstone CQP Holdco LP 6.50% 2021[1,2]	21,230	21,336
	Cheniere Energy Partners, LP 5.25% 2025[1]	2,200	2,151
	Chesapeake Energy Corp. 8.00% 2025	6,100	6,228
	Chesapeake Energy Corp. 4.88%–8.00% 2019–2027[1,3]	12,508	12,566
	CONSOL Energy Inc. 5.875% 2022	12,824	12,923
	NGL Energy Partners LP 6.875% 2021	7,010	7,124
	Southwestern Energy Co. 4.10% 2022	7,430	7,133
	Teekay Corp. 8.50% 2020	12,018	12,439
	Weatherford International PLC 6.75% 2040	7,755	6,185
	Weatherford International PLC 4.50%–9.88% 2021–2036[1]	13,820	12,518
	Other securities		162,603

			264,810

Health care	Centene Corp. 4.75% 2022	6,515	6,588
14.05%	Centene Corp. 4.75%–6.13% 2024–2026[1]	11,315	11,507
	Kinetic Concepts, Inc. 12.50% 2021[1]	6,463	7,174
	Molina Healthcare, Inc. 5.375% 2022	10,910	11,033
	Molina Healthcare, Inc. 4.875% 2025[1]	4,294	4,187
	Rotech Healthcare Inc., Term Loan,
	(3-month USD-LIBOR + 11.00%) 13.325% 2023[3,4,5,6,7,8]	6,914	6,311
	Tenet Healthcare Corp. 6.00% 2020	6,565	6,770
	Tenet Healthcare Corp. 4.38%–8.13% 2020–2024[1]	18,652	18,581
	Valeant Pharmaceuticals International, Inc. 5.875% 2023[1]	7,585	7,154
	Valeant Pharmaceuticals International, Inc. 6.125% 2025[1]	12,705	11,752
	Valeant Pharmaceuticals International, Inc. 9.25% 20261	6,985	7,273
	Valeant Pharmaceuticals International, Inc. 5.63%–9.00% 2021–2027[1]	10,580	10,842
	Valeant Pharmaceuticals International, Inc., Term Loan B,
	(3-month USD-LIBOR + 3.00%) 4.982% 2025[3,4,5]	1,675	1,672
	Other securities		85,213

			196,057

Consumer	CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[1]	8,450	8,323
discretionary	CCO Holdings LLC and CCO Holdings Capital Corp. 4.00%–5.88% 2023–2028[1]	17,150	16,323
12.90%	Clear Channel Worldwide Holdings, Inc. 7.625% 2020	12,700	12,672
	Meredith Corp. 6.875% 2026[1]	7,140	7,060
	Petsmart, Inc. 5.875% 2025[1]	15,140	11,696
	Petsmart, Inc. 7.13%–8.88% 2023–2025[1]	9,200	6,133
	Wynn Las Vegas, LLC and Wynn Capital Corp. 5.50% 2025[1]	7,275	7,166
	Other securities		110,623

			179,996

Materials	Cleveland-Cliffs Inc. 4.875% 2024[1]	3,825	3,701
11.45%	Cleveland-Cliffs Inc. 5.75% 2025	15,000	14,269
	First Quantum Minerals Ltd. 7.50% 2025[1]	12,300	12,185
	First Quantum Minerals Ltd. 6.50%–7.25% 2021–2026[1]	16,195	16,048
	Freeport-McMoRan Inc. 3.55% 2022	7,415	7,063
	Platform Specialty Products Corp. 5.875% 2025[1]	6,535	6,396
	Ryerson Inc. 11.00% 2022[1]	6,336	6,985
	Other securities		93,138

			159,785

Industrials	Allison Transmission Holdings, Inc. 5.00% 2024[1]	6,265	6,179
9.08%	Associated Materials, LLC 9.00% 2024[1]	7,000	7,367
	Brand Energy 8.50% 2025[1]	6,305	6,407
	Corporate Risk Holdings LLC 9.50% 2019[1]	12,782	13,373

100        American Funds Insurance Series

High-Income Bond Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)
	Corporate Risk Holdings LLC 13.50% 2020 (100% PIK)[1,6,7,8]	$ 1,187	$1,270
	DAE Aviation Holdings, Inc. 10.00% 2023[1]	7,965	8,632
	Other securities		83,475

			126,703

Telecommunication	Frontier Communications Corp. 10.50% 2022	7,440	6,789
services	Frontier Communications Corp. 11.00% 2025	14,225	11,447
8.97%	Frontier Communications Corp. 8.50%–9.25% 2021–2026[1]	5,500	5,338
	Intelsat Jackson Holding Co. 7.25% 2020	5,775	5,775
	Intelsat Jackson Holding Co. 7.50% 2021	11,910	11,880
	Intelsat Jackson Holding Co. 5.50%–8.00% 2023–2024[1]	7,725	7,375
	Ligado Networks, Term Loan,
	(3-month USD-LIBOR + 8.75%) 10.78% 2020 (100% PIK)[3,4,5,6]	8,749	7,269
	Sprint Corp. 11.50% 2021	5,880	6,968
	Sprint Corp. 6.88%–8.75% 2021–2032	12,970	13,140
	Ziggo Bond Finance BV 5.50% 2027[1]	6,950	6,509
	Other securities		42,589

			125,079

Information	Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.557% 2025[3,4,5]	6,750	6,524
technology	Camelot Finance SA 7.875% 2024[1]	7,530	7,568
7.41%	Gogo Inc. 12.50% 2022[1]	12,850	13,749
	Infor Software 7.125% 2021[1,6]	7,960	8,010
	Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 10.608% 2024[3,4,5]	7,870	8,155
	Unisys Corp. 10.75% 2022[1]	6,400	7,200
	Other securities		52,179

			103,385

Financials	Other securities		54,662

3.92%

Utilities	Other securities		40,819

2.93%

Consumer staples	B&G Foods, Inc. 5.25% 2025	7,158	6,764
2.75%	Other securities		31,563

			38,327

Real estate	Iron Mountain Inc. 5.75% 2024	7,650	7,554
2.26%	Other securities		23,988

			31,542

	Total corporate bonds & notes		1,321,165

Other bonds & notes 0.50%
	Other securities		6,917

	Total bonds, notes & other debt instruments (cost: $1,345,692,000)		1,328,082

Convertible bonds 0.55%
Energy 0.10%	Chesapeake Energy Corp., convertible notes, 5.50% 2026[1]	600	611
	Other securities		715

			1,326

American Funds Insurance Series        101

High-Income Bond Fund

Convertible bonds (continued)		Principal amount (000)	Value (000)

Telecommunication services 0.05%	Intelsat SA, convertible notes, 4.50% 2025[1]	$ 550	$676

Other	Other securities		2,422

0.17%

Miscellaneous	Other convertible bonds in initial period of acquisition		3,203

0.23%	Total convertible bonds (cost: $7,329,000)		7,627

Convertible stocks 0.56%		Shares

Industrials	Associated Materials, LLC, 14.00% convertible preferred 2020[7,8]	4,850	5,892

0.42%

Health care	Other securities		818

0.06%

Telecommunication services 0.01%	Frontier Communications Corp., Series A, 11.125% convertible preferred 2018	10,000	99

Miscellaneous	Other convertible stocks in initial period of acquisition		974

0.07%	Total convertible stocks (cost: $7,154,000)		7,783

Common stocks 1.09%

Information	Corporate Risk Holdings I, Inc.[2,7,8,9]	218,504	6,693
technology	Other securities		–

0.48%			6,693

Other	Other securities		7,645

0.55%

Miscellaneous	Other common stocks in initial period of acquisition		896

0.06%	Total common stocks (cost: $21,440,000)		15,234

Rights & warrants 0.03%

Energy	Other securities		354

0.03%	Total rights & warrants (cost: $51,000)		354

102        American Funds Insurance Series

High-Income Bond Fund

Short-term securities 3.17%	Principal amount (000)	Value (000)
Federal Home Loan Bank 1.84% due 7/20/2018	$10,000	$9,991
Honeywell International Inc. 1.95% due 7/25/2018[1]	6,400	6,391
Société Générale 1.79% due 7/2/2018[1]	27,900	27,896
Total short-term securities (cost: $44,281,000)		44,278

Total investment securities 100.60% (cost: $1,425,947,000)		1,403,358
Other assets less liabilities (0.60)%		(8,340)
Net assets 100.00%		$1,395,018

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes a security which was pledged as collateral. The total value of pledged collateral was $4,276,000, which represented less than .01% of the net assets of the fund.

Futures contracts
				Notional		Value at		Unrealized depreciation
		Number of		amount	[10]	6/30/2018	[11]	at 6/30/2018
Contracts	Type	contracts	Expiration	(000)		(000)		(000)
10 Year U.S. Treasury Note Futures	Short	159	September 2018	$(15,900)		$(19,110)		$(75)

Swap contracts
Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2018 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 6/30/2018 (000)
3-month USD-LIBOR	2.772%	2/28/2025	$14,500	$ 105	$–	$ 105
3-month USD-LIBOR	2.0745%	11/21/2026	18,600	1,165	–	1,165
3-month USD-LIBOR	2.2825%	4/13/2027	10,700	527	–	527
2.2865%	3-month USD-LIBOR	10/2/2027	10,100	(523)	–	(523)
3-month USD-LIBOR	2.6475%	1/25/2028	5,000	115	–	115
					$–	$1,389

Credit default swaps

Centrally cleared credit default swaps on credit indices – buy protection
Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 6/30/2018 (000)	Upfront payments (000)	Unrealized appreciation at 6/30/2018 (000)
CDX.NA.HY.29	5.00%/Quarterly	12/20/2022	$62,650	$(3,846)	$(4,557)	$ 711
CDX.NA.HY.30	5.00%/Quarterly	6/20/2023	22,110	(1,270)	(1,660)	390
					$(6,217)	$1,101

American Funds Insurance Series        103

High-Income Bond Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $778,268,000, which represented 55.79% of the net assets of the fund.

2Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

3Coupon rate may change periodically.

4Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $98,836,000, which represented 7.08% of the net assets of the fund.

5Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

6Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.

7Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $32,911,000, which represented 2.36% of the net assets of the fund.

8Value determined using significant unobservable inputs.

9Security did not produce income during the last 12 months.

10Notional amount is calculated based on the number of contracts and notional contract size.

11Value is calculated based on the notional amount and current market price.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Blackstone CQP Holdco LP, 6.50% 2021	3/6/2017–2/5/2018	$21,235	$21,336	1.53%

Blackstone CQP Holdco LP, 6.00% 2021	8/9/2017	1,600	1,604	.11

Corporate Risk Holdings I, Inc.	8/31/2015	2,428	6,693	.48

Corporate Risk Holdings Corp.	8/31/2015	–	–	.00

Other securities	12/13/2012–11/15/2016	4,633	1,475	.11

Total private placement securities		$29,896	$31,108	2.23%

Key to abbreviations and symbol

LIBOR = London Interbank Offered Rate

USD/$ = U.S. dollars

See Notes to Financial Statements

104        American Funds Insurance Series

Mortgage Fund

Summary investment portfolio June 30, 2018

unaudited

Bonds, notes & other debt instruments 95.27%		Principal amount (000)	Value (000)
Mortgage-backed obligations 72.60%
Federal agency mortgage-backed obligations 70.16%	Fannie Mae 4.00% 2047[1]	$ 7,529	$7,694
	Fannie Mae 4.00% 2047[1]	4,797	4,897
	Fannie Mae 4.00% 2048[1,2]	10,113	10,296
	Fannie Mae 4.00% 2048[1,2]	4,296	4,380
	Fannie Mae 4.00% 2048[1,2]	2,841	2,890
	Fannie Mae 4.50% 2048[1]	14,986	15,643
	Fannie Mae 4.50% 2048[1]	7,966	8,348
	Fannie Mae 4.50% 2048[1]	4,973	5,210
	Fannie Mae 4.00%–5.00% 2036–2048[1]	2,963	3,088
	Freddie Mac 4.00% 2036[1]	5,574	5,746
	Freddie Mac 4.00% 2048[1,2]	12,500	12,719
	Freddie Mac 4.00% 2048[1,2]	6,354	6,474
	Freddie Mac 4.50% 2048[1,2]	16,418	17,058
	Freddie Mac 4.50% 2048[1,2]	4,282	4,456
	Freddie Mac 2.60%–5.00% 2020–2036[1]	5,336	5,456
	Freddie Mac Pool #760014 2.978% 2045[1,3]	2,555	2,556
	Freddie Mac, Series K031, Class A2, Multi Family, 3.30% 2046[1]	4,722	4,770
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 2.50% 2057[1,3]	12,818	12,496
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[1]	11,539	11,334
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[1]	7,866	7,733
	Government National Mortgage Assn. 5.50% 2040[1]	2,037	2,222
	Government National Mortgage Assn. 4.00% 2048[1,2]	5,190	5,319
	Government National Mortgage Assn. 4.00% 2048[1,2]	4,010	4,103
	Government National Mortgage Assn. 4.50% 2048[1,2]	33,082	34,391
	Government National Mortgage Assn. 4.50% 2048[1,2]	4,868	5,052
	Government National Mortgage Assn. 3.50%–6.50% 2034–2066[1]	23,415	23,928
	Vendee Mortgage Trust, Series 2011-2, Class V, 3.75% 2028[1]	4,357	4,302
	Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[1]	558	566
	Other securities		4,653

			237,780

Collateralized mortgage-backed (privately originated) 2.41%	Other securities		8,177

Commercial mortgage-backed securities 0.03%	Other securities		84

	Total mortgage-backed obligations		246,041

U.S. Treasury bonds & notes 10.08%
U.S. Treasury 6.97%	U.S. Treasury 1.875% 2022[4]	7,800	7,538
	U.S. Treasury 2.00% 2022	3,300	3,203
	U.S. Treasury 2.75% 2023	3,500	3,503
	U.S. Treasury 2.50% 2024	2,500	2,460
	U.S. Treasury 3.00% 2048[4]	5,000	5,006
	U.S. Treasury 1.50%–2.75% 2020–2023	1,968	1,930

			23,640

U.S. Treasury inflation-protected securities 3.11%	U.S. Treasury Inflation-Protected Security 0.50% 2028[5]	4,093	3,401
	U.S. Treasury Inflation-Protected Security 2.125% 2041[5]	126	159
	U.S. Treasury Inflation-Protected Security 0.75% 2042[4,5]	7,134	6,966

			10,526

	Total U.S. Treasury bonds & notes		34,166

American Funds Insurance Series        105

Mortgage Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Asset-backed obligations 6.29%
	Exeter Automobile Receivables Trust, Series 2018-2A, Class A, 2.79% 2021[1,6]	$ 2,413	$2,412
	SLM Private Credit Student Loan Trust, Series 2010-1, Class A, (1-month USD-LIBOR + 0.40%) 2.491% 2025[1,3]	2,851	2,813
	Other securities		16,099

			21,324

Federal agency bonds & notes 6.26%
	Fannie Mae 1.88%–2.00% 2022	8,800	8,565
	Federal Home Loan Bank 1.38%–1.88% 2021	13,000	12,638

			21,203

Corporate bonds & notes 0.04%
Financials 0.04%	Other securities		134

	Total bonds, notes & other debt instruments (cost: $324,480,000)		322,868

Short-term securities 36.05%
	Chariot Funding, LLC 2.05% due 8/3/2018[6]	9,000	8,982
	Chevron Corp. 1.92% due 7/23/2018[6]	8,300	8,289
	Coca-Cola Co. 2.04% due 8/13/2018[6]	7,900	7,880
	ExxonMobil Corp. 1.97% due 8/8/2018	10,000	9,978
	Federal Farm Credit Banks 1.82%–2.06% due 7/16/2018–11/27/2018	23,000	22,882
	Federal Home Loan Bank 1.90% due 8/22/2018	6,000	5,985
	Freddie Mac 1.78% due 7/18/2018	5,000	4,996
	Honeywell International Inc. 1.88% due 7/11/2018[6]	10,000	9,994
	Intel Corp. 2.00% due 9/6/2018[6]	9,000	8,965
	John Deere Bank SA 2.00% due 8/1/2018[6]	6,400	6,388
	Paccar Financial Corp. 1.96% due 7/23/2018	9,000	8,988
	PepsiCo Inc. 1.84% due 8/7/2018[6]	10,000	9,978
	Société Générale 1.79% due 7/2/2018[6]	6,900	6,899
	Other securities		1,991

	Total short-term securities (cost: $122,206,000)		122,195

	Total investment securities 131.32% (cost: $446,686,000)		445,063
	Other assets less liabilities (31.32)%		(106,155)

	Net assets 100.00%		$338,908

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $1,765,000, which represented .52% of the net assets of the fund.

106        American Funds Insurance Series

Mortgage Fund

Futures contracts
Contracts	Type	Number of contracts	Expiration	Notional amount[7] (000)	Value at 6/30/2018[8] (000)	Unrealized appreciation at 6/30/2018 (000)

5 Year U.S. Treasury Note Futures	Long	1,134	October 2018	$113,400	$128,842	$667
10 Year Ultra U.S. Treasury Note Futures	Long	107	September 2018	10,700	13,721	111
20 Year U. S. Treasury Bond Futures	Long	48	September 2018	4,800	6,960	18
30 Year Ultra U.S. Treasury Bond Futures	Long	5	September 2018	500	798	2
						$798

Swap contracts
Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2018 (000)

1.8935%	U.S. EFFR	9/26/2018	$71,000	$ (5)	$–	$ (5)
1.865%	U.S. EFFR	9/26/2018	65,100	(7)	–	(7)
2.088%	U.S. EFFR	2/6/2020	21,000	(72)	–	(72)
2.0115%	U.S. EFFR	2/8/2020	25,000	(119)	–	(119)
3-month USD-LIBOR	1.217%	9/22/2021	11,500	587	–	587
3-month USD-LIBOR	1.225%	9/22/2021	11,500	585	–	585
3-month USD-LIBOR	1.2796%	10/11/2021	14,500	725	–	725
2.0135%	3-month USD-LIBOR	10/20/2021	30,000	(815)	–	(815)
2.012%	3-month USD-LIBOR	10/4/2022	9,000	(313)	–	(313)
2.00%	3-month USD-LIBOR	10/5/2022	41,500	(1,464)	–	(1,464)
2.1045%	3-month USD-LIBOR	10/31/2022	4,000	(126)	–	(126)
3-month USD-LIBOR	2.2835%	1/5/2023	36,000	911	–	911
3-month USD-LIBOR	2.24%	12/5/2026	10,500	529	–	529
3-month USD-LIBOR	2.27%	12/5/2026	8,500	409	–	409
3-month USD-LIBOR	3.206%	7/31/2044	1,000	(50)	–	(50)
3-month USD-LIBOR	3.238%	8/8/2044	2,000	(112)	–	(112)
3-month USD-LIBOR	3.2265%	9/25/2044	3,000	(163)	–	(163)
U.S. EFFR	2.145%	11/9/2047	2,200	145	–	145
U.S. EFFR	2.153%	11/10/2047	2,200	141	–	141
U.S. EFFR	2.155%	11/10/2047	1,280	82	–	82
U.S. EFFR	2.17%	11/13/2047	2,320	141	–	141
U.S. EFFR	2.5635%	2/12/2048	4,528	(97)	–	(97)
2.98%	3-month USD-LIBOR	3/15/2048	300	3	–	3
2.9625%	3-month USD-LIBOR	3/15/2048	300	2	–	2
U.S. EFFR	2.4615%	3/15/2048	300	– [9]	–	– [9]
U.S. EFFR	2.485%	3/15/2048	300	(1)	–	(1)
U.S. EFFR	2.425%	3/16/2048	600	5	–	5
2.917%	3-month USD-LIBOR	3/16/2048	600	(2)	–	(2)
					$–	$ 919

American Funds Insurance Series        107

Mortgage Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]Principal	payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]Purchased	on a TBA basis.
[3]Coupon	rate may change periodically.
[4]All	or a portion of this security was pledged as collateral. The total value of pledged collateral was $5,550,000, which represented 1.64% of the net assets of the fund.
[5]Index-linked	bond whose principal amount moves with a government price index.
[6]Acquired

in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $90,987,000, which represented 26.85% of the net assets of the fund.

[7]Notional	amount is calculated based on the number of contracts and notional contract size.
[8]Value	is calculated based on the notional amount and current market price.
[9]Amount	less than one thousand.

Key to abbreviations and symbol

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See Notes to Financial Statements

108        American Funds Insurance Series

Ultra-Short Bond Fund

Investment portfolio June 30, 2018

unaudited

Short-term securities 99.94%	Principal amount (000)	Value (000)
Commercial paper 84.63%
American Honda Finance Corp. 2.15% due 7/24/2018	$ 8,650	$8,638
Caisse d’Amortissement de la Dette Sociale 1.99% due 7/9/2018	10,000	9,995
Chevron Corp. 2.06% due 9/12/2018[1]	10,000	9,957
Emerson Electric Co. 1.92% due 7/10/2018[1]	7,990	7,985
Essilor International 1.98% due 7/16/2018[1]	10,000	9,991
Fairway Finance Corp. 2.00% due 7/16/2018[1]	6,500	6,494
General Dynamics Corp. 2.03% due 7/17/2018[1]	10,000	9,990
Hydro-Québec 2.02% due 8/2/2018[1]	10,000	9,981
John Deere Canada ULC 1.97% due 7/17/2018[1]	9,100	9,091
KfW 2.12% due 9/24/2018[1]	10,000	9,950
Kimberly-Clark Corp. 1.95% due 7/11/2018[1]	8,000	7,995
Mitsubishi UFJ Trust and Banking Corp. 2.05% due 7/6/2018[1]	9,300	9,297
Mizuho Bank, Ltd. 2.04% due 8/13/2018[1]	10,000	9,974
National Australia Bank Ltd. 1.95% due 7/2/2018[1]	11,000	10,998
National Rural Utilities Cooperative Finance Corp. 1.98% due 7/17/2018	8,800	8,791
Nestlé Capital Corp. 2.08% due 9/4/2018[1]	10,000	9,962
Old Line Funding, LLC 2.05% due 8/6/2018[1]	4,800	4,790
Pfizer Inc. 2.02% due 8/21/2018[1]	10,000	9,970
Province of Ontario 1.91% due 7/5/2018	9,300	9,297
Prudential Funding, LLC 1.90% due 7/6/2018	10,000	9,996
Simon Property Group, L. P. 2.08% due 8/20/2018[1]	11,150	11,117
Société Générale 1.79% due 7/2/2018[1]	12,000	11,998
Starbird Funding Corp. 1.96% due 7/6/2018[1]	5,000	4,998
Sumitomo Mitsui Banking Corp. 2.00% due 7/23/2018[1]	11,000	10,986
Swedbank AB 2.23% due 9/27/2018	6,800	6,763
Toyota Industries Commercial Finance, Inc. 2.10% due 8/17/2018[1]	8,000	7,978
United Overseas Bank Ltd. 2.00% due 7/10/2018[1]	10,000	9,994

		246,976

Federal agency discount notes 11.20%
Federal Home Loan Bank 1.85%–1.89% due 7/20/2018–8/6/2018	32,000	31,957
Freddie Mac 1.83% due 8/6/2018	715	714

		32,671

U. S. Treasury bonds & notes 4.11%
U. S. Treasury Bill 1.60% due 7/19/2018	12,000	11,990

Total short-term securities (cost: $291,655,000)		291,637

Total investment securities 99.94% (cost: $291,655,000)		291,637
Other assets less liabilities 0.06%		178

Net assets 100.00%		$291,815

1Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $193,496,000, which represented 66.31% of the net assets of the fund.

See Notes to Financial Statements

American Funds Insurance Series        109

U.S. Government/AAA-Rated Securities Fund

Summary investment portfolio June 30, 2018

unaudited

Bonds, notes & other debt instruments 99.10%		Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 50.17%
U.S. Treasury 43.02%	U.S. Treasury 2.50% 2020	$ 50,000	$49,973
	U.S. Treasury 1.125% 2021	31,950	30,481
	U.S. Treasury 1.75% 2021[1]	33,540	32,544
	U.S. Treasury 2.00% 2021	46,300	45,268
	U.S. Treasury 2.00% 2021	26,500	26,038
	U.S. Treasury 1.75% 2022	174,300	168,177
	U.S. Treasury 1.875% 2022	63,000	61,122
	U.S. Treasury 2.00% 2022	69,500	67,464
	U.S. Treasury 2.00% 2022	43,510	42,222
	U.S. Treasury 1.50% 2023	26,020	24,625
	U.S. Treasury 1.625% 2023	38,150	36,210
	U.S. Treasury 2.125% 2023[1]	64,095	62,028
	U.S. Treasury 2.625% 2023	63,000	62,728
	U.S. Treasury 2.75% 2023	99,300	99,387
	U.S. Treasury 2.75% 2023	52,956	52,987
	U.S. Treasury 2.125% 2024	55,975	53,790
	U.S. Treasury 2.50% 2024	44,000	43,296
	U.S. Treasury 2.75% 2025	38,000	37,850
	U.S. Treasury 2.875% 2025	25,000	25,084
	U.S. Treasury 2.75% 2028	27,461	27,199
	U.S. Treasury 2.75% 2047[1]	43,501	41,423
	U.S. Treasury 1.50%–6.25% 2019–2048	210,954	207,086

			1,296,982

U.S. Treasury inflation-protected securities 7.15%	U.S. Treasury Inflation-Protected Security 0.50% 2028[2]	57,386	47,688
	U.S. Treasury Inflation-Protected Security 1.375% 2044[1,2]	46,441	51,833
	U.S. Treasury Inflation-Protected Security 1.00% 20482	31,748	26,386
	U.S. Treasury Inflation-Protected Securities 0.13%–2.13% 2022–2047[2]	91,391	89,863

			215,770

	Total U.S. Treasury bonds & notes		1,512,752

Mortgage-backed obligations 28.50%
Federal agency mortgage-backed obligations 28.50%	Fannie Mae 3.00% 2036[3]	27,950	27,543
	Fannie Mae 4.00% 2047[3]	32,646	33,360
	Fannie Mae 4.50% 2048[3,4]	95,470	99,239
	Fannie Mae 4.50% 2048[3,4]	67,539	70,099
	Fannie Mae 4.50% 2048[3]	43,815	45,915
	Fannie Mae 0%–9.22% 2022–2048[3,4,5]	129,020	132,015
	Freddie Mac 4.50% 2048[3,4]	36,248	37,659
	Freddie Mac 0%–5.50% 2020–2048[3,4,5]	75,257	75,767
	Freddie Mac, Series K010, Class A1, Multi Family, 3.32% 2020[3]	107	107
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[3]	44,020	43,237
	Government National Mortgage Assn. 3.50% 2048[3,4]	25,000	25,090
	Government National Mortgage Assn. 4.00% 2048[3,4]	33,367	34,143
	Government National Mortgage Assn. 4.50% 2048[3,4]	60,719	63,017
	Government National Mortgage Assn. 4.50% 2048[3,4]	31,081	32,310
	Government National Mortgage Assn. 2.74%–6.64% 2034–2065[3,4,5]	61,832	64,125
	Other securities		75,485

			859,111

Federal agency bonds & notes 20.43%
	Fannie Mae 1.25%–7.13% 2019–2030	31,400	32,266
	Federal Home Loan Bank 1.75%–5.50% 2018–2036	91,315	91,736
	Freddie Mac 2.38%–3.75% 2019–2021	112,750	112,154
	Tennessee Valley Authority 2.88%–5.88% 2021–2060	47,305	49,028
	U.S. Department of Housing and Urban Development 1.33%–3.70% 2018–2034	83,632	83,208

110        American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
United States Agency for International Development, Jordan (Kingdom of)
1.95%–3.00% 2019–2025	$194,000	$193,737
United States Agency for International Development, Morocco (Kingdom of)
7.55% 2026[3]	3,477	3,997
United States Agency for International Development, Iraq (State of), 2.149% 2022	6,670	6,475
United States Agency for International Development, Tunisia (Kingdom of) 1.416% 2021	3,000	2,878
United States Agency for International Development, Ukraine 1.47%–1.84% 2019–2021	5,855	5,663
Other securities		34,757

		615,899

Total bonds, notes & other debt instruments (cost: $3,019,008,000)		2,987,762

Short-term securities 16.56%
Chariot Funding, LLC 2.25% due 8/31/2018[6]	25,000	24,905
CHARTA, LLC 2.27% due 9/28/2018[6]	30,000	29,827
Chevron Corp. 1.98%–2.01% due 8/23/2018–9/10/2018[6]	50,000	49,809
Coca-Cola Co. 2.23% due 10/5/2018[6]	50,000	49,704
Eli Lilly and Co. 1.91% due 7/9/2018[6]	30,000	29,984
Intel Corp. 1.94% due 7/23/2018[6]	41,300	41,246
PepsiCo Inc. 1.96% due 8/6/2018[6]	60,000	59,873
Pfizer Inc. 2.03% due 9/10/2018[6]	50,000	49,787
Société Générale 1.79% due 7/2/2018[6]	37,100	37,094
Other securities		127,082

Total short-term securities (cost: $499,371,000)		499,311

Total investment securities 115.66% (cost: $3,518,379,000)		3,487,073
Other assets less liabilities (15.66)%		(472,050)

Net assets 100.00%		$3,015,023

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Futures contracts
Contracts	Type	Number of contracts	Expiration	Notional amount[7] (000)	Value at 6/30/2018[8] (000)	Unrealized (depreciation) appreciation at 6/30/2018 (000)
90 Day Euro Dollar Futures	Long	1	December 2018	$250	$243	$ –[9]
2 Year U. S. Treasury Note Futures	Long	1,895	October 2018	379,000	401,414	(233)
5 Year U. S. Treasury Note Futures	Long	13,644	October 2018	1,364,400	1,550,193	7,833
10 Year U. S. Treasury Note Futures	Long	3,146	September 2018	314,600	378,110	2,093
10 Year Ultra U. S. Treasury Note Futures	Long	312	September 2018	31,200	40,009	361
20 Year U. S. Treasury Bond Futures	Long	97	September 2018	9,700	14,065	35
30 Year Ultra U. S. Treasury Bond Futures	Short	159	September 2018	(15,900)	(25,370)	17
						$10,106

American Funds Insurance Series        111

U.S. Government/AAA-Rated Securities Fund

Swap contracts
Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2018 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 6/30/2018 (000)
1.9475%	U.S. EFFR	9/26/2018	$3,090,000	$ 54	$–	$ 54
1.882%	U.S. EFFR	9/26/2018	142,200	(12)	–	(12)
1.8975%	U.S. EFFR	9/26/2018	374,000	(22)	–	(22)
1.8935%	U.S. EFFR	9/26/2018	398,000	(26)	–	(26)
1.865%	U.S. EFFR	9/26/2018	364,900	(40)	–	(40)
U.S. EFFR	2.385%	5/1/2019	2,143,040	(120)	–	(120)
1.37%	U.S. EFFR	6/14/2019	60,500	(474)	–	(474)
1.362%	U.S. EFFR	6/21/2019	60,500	(492)	–	(492)
1.351%	U.S. EFFR	6/28/2019	60,500	(511)	–	(511)
2.32475%	3-month USD-LIBOR	2/9/2020	490,000	(3,245)	–	(3,245)
3-month USD-LIBOR	2.3774%	2/13/2020	390,000	2,270	–	2,270
1.997%	U.S. EFFR	2/13/2020	60,900	(308)	–	(308)
1.989%	U.S. EFFR	2/13/2020	61,000	(316)	–	(316)
1.9425%	3-month USD-LIBOR	3/17/2020	165,000	(2,231)	–	(2,231)
U.S. EFFR	2.19%	3/29/2020	135,300	383	–	383
2.5935%	3-month USD-LIBOR	3/29/2020	136,200	(377)	–	(377)
2.577%	3-month USD-LIBOR	3/29/2020	135,300	(413)	–	(413)
U.S. EFFR	2.174%	4/4/2020	71,520	230	–	230
2.5725%	3-month USD-LIBOR	4/4/2020	71,516	(235)	–	(235)
U.S. EFFR	2.19%	4/6/2020	47,300	139	–	139
3-month USD-LIBOR	2.761%	4/27/2020	100,000	18	–	18
U.S. EFFR	2.4195%	6/14/2020	121,000	(36)	–	(36)
1.8005%	3-month USD-LIBOR	9/28/2020	48,000	(1,062)	–	(1,062)
3-month USD-LIBOR	1.217%	9/22/2021	60,000	3,065	–	3,065
3-month USD-LIBOR	1.225%	9/22/2021	60,000	3,051	–	3,051
3-month USD-LIBOR	1.2255%	9/23/2021	5,000	254	–	254
3-month USD-LIBOR	1.9665%	2/2/2022	50,000	1,560	–	1,560
3-month USD-LIBOR	2.2175%	3/17/2022	52,000	1,203	–	1,203
3-month USD-LIBOR	1.8675%	4/19/2022	70,000	2,545	–	2,545
3-month USD-LIBOR	1.75918%	4/29/2022	58,000	2,351	–	2,351
3-month USD-LIBOR	1.948%	7/28/2022	20,000	714	–	714
2.80%	3-month USD-LIBOR	9/2/2022	280,000	(767)	–	(767)
2.75%	3-month USD-LIBOR	9/2/2022	280,000	(1,024)	–	(1,024)
2.009%	3-month USD-LIBOR	10/4/2022	50,000	(1,744)	–	(1,744)
2.08934%	3-month USD-LIBOR	11/17/2022	40,700	(1,324)	–	(1,324)
2.2025%	3-month USD-LIBOR	12/4/2022	20,000	(563)	–	(563)
3-month USD-LIBOR	2.2455%	12/21/2022	25,000	666	–	666
2.27403%	3-month USD-LIBOR	12/29/2022	60,000	(1,529)	–	(1,529)
3-month USD-LIBOR	2.6778%	2/12/2023	51,000	452	–	452
2.7435%	3-month USD-LIBOR	2/16/2023	41,000	(246)	–	(246)
3-month USD-LIBOR	2.8655%	4/23/2023	55,000	37	–	37
2.5815%	U. S. EFFR	5/25/2023	80,000	295	–	295
3-month USD-LIBOR	2.0815%	2/10/2024	28,700	1,204	–	1,204
3-month USD-LIBOR	2.0955%	2/10/2024	14,300	590	–	590
3-month USD-LIBOR	2.3875%	3/17/2024	160,700	4,231	–	4,231
3-month USD-LIBOR	2.12813%	10/3/2024	65,000	2,848	–	2,848
3-month USD-LIBOR	2.4595%	1/12/2025	26,400	684	–	684
3-month USD-LIBOR	2.588%	1/26/2025	15,600	286	–	286
2.8775%	3-month USD-LIBOR	3/23/2025	29,800	(24)	–	(24)
2.905%	3-month USD-LIBOR	6/21/2025	38,425	29	–	29
3-month USD-LIBOR	1.798%	2/2/2026	35,000	2,652	–	2,652
3-month USD-LIBOR	2.24%	12/5/2026	55,100	2,776	–	2,776
3-month USD-LIBOR	2.27%	12/5/2026	44,900	2,160	–	2,160
2.579%	3-month USD-LIBOR	3/14/2027	53,000	(1,360)	–	(1,360)
2.333%	3-month USD-LIBOR	3/29/2027	42,000	(1,890)	–	(1,890)
3-month USD-LIBOR	2.31934%	11/17/2027	21,200	1,054	–	1,054

112        American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2018 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 6/30/2018 (000)
3-month USD-LIBOR	2.31613%	11/17/2027	$19,800	$ 990	$–	$ 990
2.925%	3-month USD-LIBOR	2/1/2028	12,800	(20)	–	(20)
2.91%	3-month USD-LIBOR	2/1/2028	16,000	(35)	–	(35)
2.908%	3-month USD-LIBOR	2/1/2028	16,000	(36)	–	(36)
2.92%	3-month USD-LIBOR	2/2/2028	12,200	(22)	–	(22)
U.S. EFFR	2.5065%	3/22/2028	8,700	12	–	12
U.S. EFFR	2.535%	3/23/2028	6,700	(7)	–	(7)
U.S. EFFR	2.471%	3/27/2028	8,100	36	–	36
U.S. EFFR	2.4575%	3/29/2028	9,638	55	–	55
U.S. EFFR	2.424%	3/30/2028	8,160	70	–	70
U.S. EFFR	2.412%	4/5/2028	3,702	36	–	36
3-month USD-LIBOR	2.97125%	9/2/2030	62,000	47	–	47
3-month USD-LIBOR	3.005%	9/2/2030	62,000	(127)	–	(127)
3-month USD-LIBOR	2.9625%	2/1/2038	9,800	31	–	31
3-month USD-LIBOR	2.963%	2/1/2038	9,800	31	–	31
3-month USD-LIBOR	2.986%	2/1/2038	7,800	12	–	12
3-month USD-LIBOR	2.967%	2/2/2038	7,600	22	–	22
3-month USD-LIBOR	3.34%	6/27/2044	10,000	(752)	–	(752)
3-month USD-LIBOR	3.206%	7/31/2044	16,000	(803)	–	(803)
3-month USD-LIBOR	3.238%	8/8/2044	16,000	(897)	–	(897)
3-month USD-LIBOR	2.7045%	1/2/2045	12,000	548	–	548
3-month USD-LIBOR	2.5055%	1/9/2045	11,000	923	–	923
3-month USD-LIBOR	2.4945%	1/9/2045	2,000	172	–	172
3-month USD-LIBOR	2.52822%	11/23/2045	13,350	1,079	–	1,079
U.S. EFFR	2.166%	10/23/2047	10,000	615	–	615
U.S. EFFR	2.145%	11/9/2047	15,400	1,015	–	1,015
U.S. EFFR	2.153%	11/10/2047	15,300	983	–	983
U.S. EFFR	2.155%	11/10/2047	8,640	551	–	551
U.S. EFFR	2.17%	11/13/2047	15,660	951	–	951
2.964%	3-month USD-LIBOR	2/12/2048	9,100	61	–	61
U. S. EFFR	2.5635%	2/12/2048	33,204	(708)	–	(708)
3-month USD-LIBOR	2.96%	2/15/2048	4,600	(27)	–	(27)
3-month USD-LIBOR	2.9825%	2/20/2048	9,000	(96)	–	(96)
2.98%	3-month USD-LIBOR	3/15/2048	2,000	21	–	21
2.9625%	3-month USD-LIBOR	3/15/2048	2,000	13	–	13
U.S. EFFR	2.4615%	3/15/2048	2,000	– [9]	–	– [9]
U.S. EFFR	2.485%	3/15/2048	2,000	(10)	–	(10)
U.S. EFFR	2.425%	3/16/2048	4,100	32	–	32
2.917%	3-month USD-LIBOR	3/16/2048	4,100	(12)	–	(12)
U.S. EFFR	2.505%	3/22/2048	4,300	(38)	–	(38)
U.S. EFFR	2.51375%	3/22/2048	4,700	(51)	–	(51)
3-month USD-LIBOR	3.006%	3/23/2048	11,074	(174)	–	(174)
3-month USD-LIBOR	2.848%	4/3/2048	14,000	241	–	241
3-month USD-LIBOR	2.8245%	4/4/2048	11,300	250	–	250
3-month USD-LIBOR	3.016%	5/9/2048	4,026	(72)	–	(72)
3-month USD-LIBOR	3.003%	5/9/2048	6,000	(91)	–	(91)
3.06%	3-month USD-LIBOR	5/11/2048	3,400	92	–	92
3.04%	3-month USD-LIBOR	5/14/2048	3,526	81	–	81
3.029%	3-month USD-LIBOR	5/14/2048	3,100	64	–	64
U.S. EFFR	2.625%	5/25/2048	18,000	(616)	–	(616)
U.S. EFFR	2.445%	6/4/2048	6,700	25	–	25
U.S. EFFR	2.471%	6/29/2048	9,008	(16)	–	(16)
					$–	$21,859

American Funds Insurance Series        113

U.S. Government/AAA-Rated Securities Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $64,163,000, which represented 2.13% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Purchased on a TBA basis.
[5]	Coupon rate may change periodically.
[6]

Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $449,461,000, which represented 14.91% of the net assets of the fund.

[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.
[9]	Amount less than one thousand.

Key to abbreviations and symbol

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See Notes to Financial Statements

114        American Funds Insurance Series

Managed Risk Growth Fund

Investment portfolio June 30, 2018

unaudited

Growth funds 80.38%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	3,351,155	$259,279

Total growth funds (cost: $233,384,000)		259,279

Fixed income funds 15.27%
American Funds Insurance Series – Bond Fund, Class 1	4,658,402	49,239

Total fixed income funds (cost: $50,664,000)		49,239

Short-term securities 4.40%
Government Cash Management Fund	14,206,955	14,207

Total short-term securities (cost: $14,207,000)		14,207

Total investment securities 100.05% (cost: $298,255,000)		322,725
Other assets less liabilities (0.05)%		(162)

Net assets 100.00%		$322,563

Futures contracts
Contracts	Type	Number of contracts	Expiration	Notional amount[1] (000)	Value at 6/30/2018[2] (000)	Unrealized appreciation at 6/30/2018 (000)

5 Year U.S. Treasury Note Futures	Long	150	September 2018	$15,000	$17,043	$76

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the six months ended June 30, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliates at 6/30/2018 (000)
Growth funds 80.38%
American Funds Insurance Series – Growth Fund, Class 1	2,960,791	522,087	131,723	3,351,155	$1,773	$(3,761)	$368	$259,279

Fixed income funds 15.27%
American Funds Insurance Series – Bond Fund, Class 1	4,022,202	1,034,742	398,542	4,658,402	(134)	(923)	207	49,239

Total 95.65%					$1,639	$(4,684)	$575	$308,518

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

See Notes to Financial Statements

American Funds Insurance Series        115

Managed Risk International Fund

Investment portfolio June 30, 2018

unaudited

Growth funds 80.64%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	6,052,381	$125,103

Total growth funds (cost: $112,444,000)		125,103

Fixed income funds 14.98%
American Funds Insurance Series – Bond Fund, Class 1	2,198,449	23,237

Total fixed income funds (cost: $23,947,000)		23,237

Short-term securities 4.45%
Government Cash Management Fund	689,518	6,896

Total short-term securities (cost: $6,896,000)		6,896

Total investment securities 100.07% (cost: $143,287,000)		155,236
Other assets less liabilities (0.07)%		(109)

Net assets 100.00%		$155,127

Futures contracts
Contracts	Type	Number of contracts	Expiration	Notional amount[1] (000)	Value at 6/30/2018[2] (000)	Unrealized appreciation at 6/30/2018 (000)
5 Year U.S. Treasury Note Futures	Long	74	September 2018	$7,400	$8,408	$38

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the six months ended June 30, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliates at 6/30/2018 (000)
Growth funds 80.64%
American Funds Insurance Series – International Fund, Class 1	5,479,657	828,398	255,674	6,052,381	$376	$(6,615)	$287	$125,103

Fixed income funds 14.98%
American Funds Insurance Series – Bond Fund, Class 1	2,063,150	412,750	277,451	2,198,449	(98)	(452)	102	23,237

Total 95.62%					$278	$(7,067)	$389	$148,340

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

See Notes to Financial Statements

116        American Funds Insurance Series

Managed Risk Blue Chip Income and Growth Fund

Investment portfolio June 30, 2018

		unaudited
Growth-and-income funds 80.26%	Shares	Value (000)
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	20,377,436	$282,024

Total growth-and-income funds (cost: $274,887,000)		282,024

Fixed income funds 15.01%
American Funds Insurance Series – U.S. Government/AAA-Rated Securities Fund, Class 1	4,429,371	52,754

Total fixed income funds (cost: $54,041,000)		52,754

Short-term securities 4.78%
Government Cash Management Fund	16,809,408	16,809

Total short-term securities (cost: $16,809,000)		16,809

Total investment securities 100.05% (cost: $345,737,000)		351,587
Other assets less liabilities (0.05)%		(188)

Net assets 100.00%		$351,399

Futures contracts
Contracts	Type	Number of contracts	Expiration	Notional amount[1] (000)	Value at 6/30/2018[2] (000)	Unrealized appreciation at 6/30/2018 (000)
5 Year U. S. Treasury Note Futures	Long	168	September 2018	$16,800	$19,088	$85

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the six months ended June 30, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliates at 6/30/2018 (000)
Growth-and-income funds 80.26%
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	19,699,331	2,006,662	1,328,557	20,377,436	$3,053	$(24,163)	$1,201	$282,024

Fixed income funds 15.01%
American Funds Insurance Series – U.S. Government/AAA-Rated Securities Fund, Class 1	4,530,491	313,891	415,011	4,429,371	(149)	(619)	175	52,754

Total 95.27%					$2,904	$(24,782)	$1,376	$334,778

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

See Notes to Financial Statements

American Funds Insurance Series        117

Managed Risk Growth-Income Fund

Investment portfolio June 30, 2018

unaudited

Growth-and-income funds 81.58%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	3,723,850	$185,671

Total growth-and-income funds (cost: $172,960,000)		185,671

Fixed income funds 15.31%
American Funds Insurance Series Bond Fund, Class 1	3,296,207	34,841

Total fixed income funds (cost: $35,853,000)		34,841

Short-term securities 3.18%
Government Cash Management Fund	7,224,073	7,224

Total short-term securities (cost: $7,224,000)		7,224

Total investment securities 100.07% (cost: $216,037,000)		227,736
Other assets less liabilities (0.07)%		(155)

Net assets 100.00%		$227,581

Futures contracts
Contracts	Type	Number of contracts	Expiration	Notional amount[1] (000)	Value at 6/30/2018[2] (000)	Unrealized appreciation at 6/30/2018 (000)

5 Year U.S. Treasury Note Futures	Long	70	September 2018	$7,000	$7,953	$36

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the six months ended June 30, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliates at 6/30/2018 (000)
Growth-and-income funds 81.58%
American Funds Insurance Series –
Growth-Income Fund, Class 1	3,331,787	486,437	94,374	3,723,850	$(152)	$(1,448)	$491	$185,671

Fixed income funds 15.31%
American Funds Insurance Series –
Bond Fund, Class 1	2,916,097	744,555	364,445	3,296,207	(127)	(643)	147	34,841

Total 96.89%					$(279)	$(2,091)	$638	$220,512

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

See Notes to Financial Statements

118        American Funds Insurance Series

Managed Risk Asset Allocation Fund

Investment portfolio June 30, 2018

unaudited

Asset allocation funds 96.49%	Shares	Value (000)
American Funds Insurance Series - Asset Allocation Fund, Class 1	188,290,272	$4,308,081

Total asset allocation funds (cost: $4,129,979,000)		4,308,081

Short-term securities 3.61%
Government Cash Management Fund	161,351,550	161,352

Total short-term securities (cost: $161,352,000)		161,352

Total investment securities 100.10% (cost: $4,291,331,000)		4,469,433
Other assets less liabilities (0.10)%		(4,589)

Net assets 100.00%		$4,464,844

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[1] (000)	Value at 6/30/2018[2] (000)	Unrealized appreciation at 6/30/2018 (000)
5 Year U.S. Treasury Note Futures	Long	1,599	September 2018	$159,900	$181,674	$810

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the six months ended June 30, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliate at 6/30/2018 (000)
Asset allocation funds 96.49%
American Funds Insurance Series - Asset Allocation Fund, Class 1	178,833,494	11,775,274	2,318,496	188,290,272	$7,542	$(160,545)	$15,338	$4,308,081

1Notional amount is calculated based on the number of contracts and notional contract size.

2Value is calculated based on the notional amount and current market price.

See Notes to Financial Statements

American Funds Insurance Series        119

Financial statements

Statements of assets and liabilities at June 30, 2018

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$6,256,704	$4,254,330	$25,794,041	$9,849,487	$3,381,973
Affiliated issuers	–	39,287	–	–	–
Cash	1,133	258	116	58	289
Cash denominated in currencies other than U.S. dollars	2,781	273	1,777	4,095	1,374
Unrealized appreciation on open forward currency contracts	35	502	–	662	600
Receivables for:
Sales of investments	9,928	11,559	64,385	4,855	21,777
Sales of fund’s shares	8,940	2,146	6,214	9,876	3,986
Dividends and interest	15,984	4,924	23,533	23,294	11,437
Closed forward currency contracts	–	–	–	–	–
Variation margin on futures contracts	–	–	–	–	–
Variation margin on swap contracts	–	–	–	–	–
Other	132	64	–	–	1,055
	6,295,637	4,313,343	25,890,066	9,892,327	3,422,491
Liabilities:
Unrealized depreciation on open forward currency contracts	3	74	–	–	1
Payables for:
Purchases of investments	6,506	8,867	18,563	42,621	–
Repurchases of fund’s shares	3,285	3,148	63,897	5,667	1,864
Investment advisory services	2,709	2,531	6,932	4,030	2,006
Services provided by related parties	917	592	3,788	1,070	325
Trustees’ deferred compensation	70	47	507	216	31
Closed forward currency contracts	–	–	–	–	44
Variation margin on futures contracts	–	–	–	–	–
Variation margin on swap contracts	–	–	–	–	–
Non-U.S. taxes	5,261	2,035	3,269	607	17,526
Other	1,878	178	786	1,516	470
	20,782	17,472	97,742	55,727	22,267
Net assets at June 30, 2018	$6,274,855	$4,295,871	$25,792,324	$9,836,600	$3,400,224

Net assets consist of:
Capital paid in on shares of beneficial interest	$3,900,107	$3,094,834	$14,046,657	$7,655,392	$2,717,195
Undistributed (distributions in excess of) net investment income	35,281	15,695	97,128	85,084	16,403
Undistributed (accumulated) net realized gain (loss)	203,923	247,849	902,753	204,320	162,131
Net unrealized appreciation (depreciation)	2,135,544	937,493	10,745,786	1,891,804	504,495
Net assets at June 30, 2018	$6,274,855	$4,295,871	$25,792,324	$9,836,600	$3,400,224

Investment securities, at cost:
Unaffiliated issuers	$4,116,065	$3,308,839	$15,048,209	$7,957,697	$2,862,464
Affiliated issuers	–	45,822	–	–	–
Cash denominated in currencies other than U.S. dollars, at cost	2,781	283	1,777	4,095	1,374

See end of statements of assets and liabilities for footnote.

See Notes to Financial Statements

120        American Funds Insurance Series

unaudited

(dollars in thousands)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$9,092,984	$2,029,056	$31,469,009	$1,461,736	$658,570	$26,142,488	$389,679	$12,535,060	$2,279,459
–	–	–	–	–	324,176	–	–	–
1,737	750	457	8	254	4,682	52	14,056	74
–	1,074	1,130	813	53	2,401	90	7,016	1,149
–	–	–	–	–	–	335	1,868	9,633

–	303	91,938	686	27,991	419,291	6,622	1,456,332	77,901
1,443	1,567	7,994	490	536	8,310	232	2,111	485
14,515	6,918	34,264	5,731	2,942	85,663	2,016	70,399	20,161
–	–	–	–	–	–	–	–	412
–	–	–	–	–	7	–	544	16
–	–	–	–	–	131	–	1,593	108
–	162	134	–	–	46	–	–	–
9,110,679	2,039,830	31,604,926	1,469,464	690,346	26,987,195	399,026	14,088,979	2,389,398

–	–	–	–	–	–	151	2,417	4,812

2,037	–	2,739	2,393	40,212	1,023,982	10,809	3,448,248	144,176
8,632	941	37,467	165	355	20,779	90	6,005	1,305
2,929	1,009	6,752	732	263	5,697	211	3,160	976
826	335	3,332	81	77	2,065	59	928	256
76	22	580	8	2	248	2	112	24
–	–	–	–	–	–	7	–	218
–	–	–	–	–	38	–	1,118	35
–	–	–	–	–	94	–	1,418	11
114	2,180	408	263	–	4,611	140	–	–
191	110	628	140	300	2,509	136	375	982
14,805	4,597	51,906	3,782	41,209	1,060,023	11,605	3,463,781	152,795
$9,095,874	$2,035,233	$31,553,020	$1,465,682	$649,137	$25,927,172	$387,421	$10,625,198	$2,236,603

$6,739,312	$1,541,810	$20,831,509	$1,306,166	$640,382	$20,281,109	$331,952	$10,769,062	$2,234,032
100,168	25,019	244,551	24,174	947	257,027	2,987	124,247	26,284
571,644	40,850	1,817,428	27,874	(1,921)	912,701	5,781	(131,287)	13,276
1,684,750	427,554	8,659,532	107,468	9,729	4,476,335	46,701	(136,824)	(36,989)
$9,095,874	$2,035,233	$31,553,020	$1,465,682	$649,137	$25,927,172	$387,421	$10,625,198	$2,236,603

$7,408,226	$1,599,905	$22,809,399	$1,354,200	$648,832	$21,450,874	$342,992	$12,672,959	$2,320,751
–	–	–	–	–	538,159	–	–	–
–	1,075	1,130	813	53	2,382	90	7,003	1,148

American Funds Insurance Series        121

Statements of assets and liabilities at June 30, 2018

	High- Income Bond Fund		Mortgage Fund		Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$1,403,358		$445,063		$291,637	$3,487,073	$ 14,207
Affiliated issuers	–		–		–	–	308,518
Cash	160		96		76	2,325	–	*
Cash pledged for futures contracts	–		–		–	–	102
Cash denominated in currencies other than U.S. dollars	–	*	–		–	–	–
Receivables for:
Sales of investments	4,666		130,368		–	635,581	234
Sales of fund’s shares	145		85		542	571	264
Dividends and interest	24,008		918		–	13,945	20
Variation margin on futures contracts	–		2		–	13	–
Variation margin on swap contracts	97		72		–	1,152	–
Other	4		–	*	–	–	2
	1,432,438		576,604		292,255	4,140,660	323,347
Liabilities:
Payables for:
Purchases of investments	35,545		237,316		–	1,117,448	250
Repurchases of fund’s shares	560		149		282	3,214	247
Investment advisory services	542		117		76	840	26
Services provided by related parties	172		18		55	331	256
Trustees’ deferred compensation	52		2		18	60	1
Variation margin on futures contracts	–		27		–	2,818	4
Variation margin on swap contracts	35		57		–	870	–
Non-U.S. taxes	5		–		–	–	–
Other	509		10		9	56	–
	37,420		237,696		440	1,125,637	784
Net assets at June 30, 2018	$1,395,018		$338,908		$291,815	$3,015,023	$322,563

Net assets consist of:
Capital paid in on shares of beneficial interest	$1,558,816		$343,263		$290,165	$3,067,310	$286,485
Undistributed (distributions in excess of) net investment income	41,321		3,128		1,668	28,754	(282)
Undistributed (accumulated) net realized gain (loss)	(184,946)		(7,578)		–	(81,699)	11,814
Net unrealized appreciation (depreciation)	(20,173)		95		(18)	658	24,546
Net assets at June 30, 2018	$1,395,018		$338,908		$291,815	$3,015,023	$322,563

Investment securities, at cost:
Unaffiliated issuers	$1,425,947		$446,686		$291,655	$3,518,379	$ 14,207
Affiliated issuers	–		–		–	–	284,048
Cash denominated in currencies other than U.S. dollars, at cost	–	*	–		–	–	–

See end of statements of assets and liabilities for footnote.

See Notes to Financial Statements

122        American Funds Insurance Series

unaudited (dollars in thousands)

Managed Risk International Fund		Managed Risk Blue Chip Income and Growth Fund		Managed Risk Growth- Income Fund		Managed Risk Asset Allocation Fund

$ 6,896		$ 16,809		$ 7,224		$ 161,352
148,340		334,778		220,512		4,308,081
–	*	–	*	–	*	–	*
50		114		48		1,088
–		–		–		–

615		86		551		9,360
62		134		335		1,078
10		25		10		235
–		–		–		–
–		–		–		–
4		–		4		–
155,977		351,946		228,684		4,481,194

57		90		317		849
648		131		581		10,037
13		29		19		371
130		287		183		3,329
–	*	1		1		20
2		4		2		38
–		–		–		–
–		–		–		–
–		5		–		1,706
850		547		1,103		16,350
$155,127		$351,399		$227,581		$4,464,844

$144,278		$330,269		$212,154		$4,136,918
(48)		364		13		5,002
(1,090)		14,831		3,679		144,012
11,987		5,935		11,735		178,912
$155,127		$351,399		$227,581		$4,464,844

$ 6,896		$ 16,809		$ 7,224		$ 161,352
136,391		328,928		208,813		4,129,979
–		–		–		–

American Funds Insurance Series        123

Statements of assets and liabilities at June 30, 2018

		Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Shares of beneficial interest issued and outstanding (no stated par value) – unlimited shares authorized
Class 1:	Net assets	$2,125,350	$1,671,016	$8,449,474	$5,051,798	$1,978,499
	Shares outstanding	72,341	65,698	109,203	244,377	83,760
	Net asset value per share	$29.38	$25.44	$77.37	$20.67	$23.62
Class 1A:	Net assets	$4,347	$361	$6,823	$4,310	$1,837
	Shares outstanding	149	14	88	209	78
	Net asset value per share	$29.30	$25.39	$77.16	$20.61	$23.55
Class 2:	Net assets	$3,892,666	$2,474,075	$16,009,356	$4,431,950	$959,932
	Shares outstanding	133,886	100,074	208,561	215,415	41,054
	Net asset value per share	$29.07	$24.72	$76.76	$20.57	$23.38
Class 3:	Net assets			$217,167	$28,956
	Shares outstanding			2,790	1,399
	Net asset value per share			$77.84	$20.70
Class 4:	Net assets	$252,492	$150,419	$1,109,504	$319,586	$459,956
	Shares outstanding	8,726	6,044	14,636	15,713	19,753
	Net asset value per share	$28.93	$24.89	$75.80	$20.34	$23.28

		High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund
Shares of beneficial interest issued and outstanding (no stated par value) – unlimited shares authorized
Class 1:	Net assets	$611,063	$262,166	$36,131	$1,526,368
	Shares outstanding	60,323	25,420	3,186	128,239
	Net asset value per share	$10.13	$10.31	$11.34	$11.90
Class 1A:	Net assets	$614	$609	$10	$1,136
	Shares outstanding	61	59	1	96
	Net asset value per share	$10.11	$10.29	$11.34	$11.89
Class 2:	Net assets	$737,830	$60,290	$237,240	$1,411,958
	Shares outstanding	74,060	5,862	21,470	119,909
	Net asset value per share	$9.96	$10.29	$11.05	$11.78
Class 3:	Net assets	$11,987		$4,491	$8,908
	Shares outstanding	1,179		402	747
	Net asset value per share	$10.16		$11.17	$11.92
Class 4:	Net assets	$33,524	$15,843	$13,943	$66,653
	Shares outstanding	3,120	1,552	1,248	5,654
	Net asset value per share	$10.75	$10.20	$11.17	$11.79
Class P1:	Net assets					$2,110
	Shares outstanding					163
	Net asset value per share					$12.97
Class P2:	Net assets					$320,453
	Shares outstanding					24,848
	Net asset value per share					$12.90

*Amount less than one thousand.

See Notes to Financial Statements

124        American Funds Insurance Series

unaudited

(dollars and shares in thousands, except per-share amounts)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$5,452,895	$511,918	$16,653,404	$1,124,429	$288,518	$16,913,613	$110,615	$6,532,048	$1,079,163
394,094	35,313	334,012	64,874	28,856	739,298	8,717	617,843	92,762
$13.84	$14.50	$49.86	$17.33	$10.00	$22.88	$12.69	$10.57	$11.63
$2,549	$872	$5,658	$1,899	$3,120	$6,777	$1,476	$2,530	$311
185	60	114	110	312	297	117	240	27
$13.80	$14.47	$49.73	$17.29	$9.99	$22.83	$12.67	$10.54	$11.62
$3,334,607	$1,430,006	$13,815,850	$265,551	$2,939	$5,235,377	$206,382	$3,759,209	$1,117,576
244,088	98,925	280,381	15,382	294	231,320	16,313	360,304	96,865
$13.66	$14.46	$49.28	$17.26	$9.99	$22.63	$12.65	$10.43	$11.54
		$163,240			$35,083
		3,271			1,533
		$49.91			$22.89
$305,823	$92,437	$914,868	$73,803	$354,560	$3,736,322	$68,948	$331,411	$39,553
22,464	6,485	18,749	4,300	35,528	165,886	5,499	31,816	3,458
$13.61	$14.25	$48.80	$17.16	$9.98	$22.52	$12.54	$10.42	$11.44

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

$229	$211	$2,834	$1,718,689
21	17	229	133,575
$11.01	$12.16	$12.38	$12.87
$154,898	$351,188	$224,747	$2,746,155
14,179	29,111	18,250	213,747
$10.92	$12.06	$12.32	$12.85

American Funds Insurance Series        125

Statements of operations for the six months ended June 30, 2018

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund

Investment income:
Income (net of non-U.S. taxes*):
Dividends	$ 58,468	$ 23,989	$ 142,604	$ 126,679	$ 30,583
Interest	2,423	2,955	9,504	8,724	4,953
	60,891	26,944	152,108	135,403	35,536
Fees and expenses*:
Investment advisory services	16,370	15,017	41,134	24,375	12,285
Distribution services	5,317	3,326	21,396	6,044	1,846
Insurance administrative services	296	172	1,293	390	570
Transfer agent services	1	– †	1	1	– †
Administrative services	318	216	1,274	496	176
Reports to shareholders	94	60	379	143	50
Registration statement and prospectus	23	16	93	38	13
Trustees’ compensation	20	13	79	31	11
Auditing and legal	19	15	12	33	18
Custodian	434	331	248	893	626
State, local and other taxes	– †	–	–	1	– †
Other	5	48	13	9	41
Total fees and expenses before waivers/reimbursements	22,897	19,214	65,922	32,454	15,636
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	–	–	–	–	–
Miscellaneous fee reimbursements	–	–	–	–	–
Total waivers/reimbursements of fees and expenses	–	–	–	–	–
Total fees and expenses after waivers/reimbursements	22,897	19,214	65,922	32,454	15,636
Net investment income (loss)	37,994	7,730	86,186	102,949	19,900
Net realized gain (loss) and unrealized (depreciation) appreciation:
Net realized gain (loss) on:
Investments
Unaffiliated issuers	204,049	194,899	1,032,911	208,387	162,902
Affiliated issuers*	–	3,739	–	–	–
Futures contracts	–	–	–	–	–
Forward currency contracts	(53)	(334)	–	413	(41)
Swap contracts	–	–	–	–	–
Currency transactions	(41)	13	(442)	(1,114)	238
	203,955	198,317	1,032,469	207,686	163,099
Net unrealized (depreciation) appreciation on:
Investments
Unaffiliated issuers	(46,500)	(4,037)	1,292,961	(319,100)	(323,788)
Affiliated issuers	–	(10,233)	–	–	–
Futures contracts	–	–	–	–	–
Forward currency contracts	18	1,531	–	1,017	922
Swap contracts	–	–	–	–	–
Currency translations	43	(23)	(86)	(365)	1,092
	(46,439)	(12,762)	1,292,875	(318,448)	(321,774)
Net realized gain (loss) and unrealized (depreciation) appreciation	157,516	185,555	2,325,344	(110,762)	(158,675)
Net increase (decrease) in net assets resulting from operations	$195,510	$193,285	$2,411,530	$ (7,813)	$(138,775)

See end of statements of operations for footnotes.

See Notes to Financial Statements

126        American Funds Insurance Series

unaudited

(dollars in thousands)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$ 121,448	$ 29,629	$ 278,235	$ 27,379	$ 9,904	$ 172,799	$ 3,616	$ –	$ –
2,421	2,323	19,173	2,587	2,275	131,203	1,780	157,930	36,371
123,869	31,952	297,408	29,966	12,179	304,002	5,396	157,930	36,371

17,773	6,200	40,241	4,450	1,537	34,120	1,242	19,179	6,271
4,601	1,996	18,626	428	428	11,259	341	5,153	1,487
344	109	1,096	88	428	4,563	78	390	46
1	– †	2	– †	– †	1	– †	1	– †
458	105	1,557	74	31	1,285	19	530	118
107	24	447	11	5	369	3	147	28
10	3	107	16	18	345	8	37	4
29	7	97	4	2	80	1	33	8
4	12	16	10	5	13	10	8	3
246	189	537	194	21	178	19	127	206
–	– †	–	– †	–	–	–	–	–
5	1	17	2	5	34	17	57	48
23,578	8,646	62,743	5,277	2,480	52,247	1,738	25,662	8,219

–	–	–	1	5	–	–	–	–
–	–	–	–	–	–	–	–	–
–	–	–	1	5	–	–	–	–
23,578	8,646	62,743	5,276	2,475	52,247	1,738	25,662	8,219
100,291	23,306	234,665	24,690	9,704	251,755	3,658	132,268	28,152

551,972	42,500	1,792,533	32,229	(1,828)	805,562	4,495	(109,690)	16,505
–	–	–	–	–	–	–	–	–
–	–	–	–	–	746	–	(39,999)	(5,196)
–	–	–	–	–	–	(303)	4,320	2,923
–	–	–	–	–	(3,011)	–	17,220	1,540
36	(250)	(1,536)	349	(74)	(223)	(1)	(470)	(969)
552,008	42,250	1,790,997	32,578	(1,902)	803,074	4,191	(128,619)	14,803

(610,059)	(83,171)	(40,002)	(84,086)	(22,182)	(776,248)	(10,963)	(188,704)	(79,744)
–	–	–	–	–	(11,665)	–	–	–
–	–	–	–	–	486	–	6,343	846
–	–	–	–	–	–	309	(8,091)	4,160
–	–	–	–	–	5,263	–	(8,040)	1,142
(38)	58	(90)	(102)	(19)	(82)	(44)	(157)	(726)
(610,097)	(83,113)	(40,092)	(84,188)	(22,201)	(782,246)	(10,698)	(198,649)	(74,322)
(58,089)	(40,863)	1,750,905	(51,610)	(24,103)	20,828	(6,507)	(327,268)	(59,519)
$ 42,202	$(17,557)	$1,985,570	$(26,920)	$(14,399)	$272,583	$ (2,849)	$(195,000)	$(31,367)

American Funds Insurance Series        127

Statements of operations for the six months ended June 30, 2018

	High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund		U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund

Investment income:
Income (net of non-U.S. taxes*):
Dividends	$ –	$ –	$ –		$ –	$ 575
Interest	47,139	4,009	2,519		35,728	88
	47,139	4,009	2,519		35,728	663
Fees and expenses*:
Investment advisory services	3,319	704	472		5,121	226
Distribution services	989	93	321		1,875	375
Insurance administrative services	38	18	17		78	377
Transfer agent services	– †	– †	–	†	– †	– †
Administrative services	71	17	15		152	–
Accounting and administrative services	–	–	–		–	19
Reports to shareholders	15	3	4		31	3
Registration statement and prospectus	5	1	–	†	11	5
Trustees’ compensation	5	1	1		10	1
Auditing and legal	4	– †	–	†	1	8
Custodian	14	17	–	†	25	4
Other	20	22	–	†	38	1
Total fees and expenses before waivers/reimbursements	4,480	876	830		7,342	1,019
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	–	–	–		–	75
Miscellaneous fee reimbursements	–	–	–		–	11
Total waivers/reimbursements of fees and expenses	–	–	–		–	86
Total fees and expenses after waivers/reimbursements	4,480	876	830		7,342	933
Net investment income (loss)	42,659	3,133	1,689		28,386	(270)
Net realized gain (loss) and unrealized (depreciation) appreciation:
Net realized gain (loss) on:
Investments
Unaffiliated issuers	(20,160)	(3,153)	–	†	(24,670)	–
Affiliated issuers*	–	–	–		–	1,639
Futures contracts	–	(5,150)	–		(52,726)	(6,082)
Swap contracts	(1,217)	624	–		(6,083)	–
Currency transactions	(4)	–	–		–	(1)
Capital gain distributions received from affiliated issuers	–	–	–		–	24,732
	(21,381)	(7,679)	–	†	(83,479)	20,288
Net unrealized (depreciation) appreciation on:
Investments
Unaffiliated issuers	(18,063)	(2,593)	23		(30,329)	–
Affiliated issuers	–	–	–		–	(4,684)
Futures contracts	(75)	1,430	–		17,551	114
Swap contracts	2,488	1,705	–		30,287	–
Currency translations	3	–	–		–	–
	(15,647)	542	23		17,509	(4,570)
Net realized gain (loss) and unrealized (depreciation) appreciation	(37,028)	(7,137)	23		(65,970)	15,718
Net increase (decrease) in net assets resulting from operations	$ 5,631	$(4,004)	$1,712		$(37,584)	$15,448

*Additional information related to non-U.S. taxes, class-specific fees and expenses and affiliated income is included in the Notes to Financial Statements.

†Amount less than one thousand.

See Notes to Financial Statements

128        American Funds Insurance Series

unaudited (dollars in thousands)

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

$ 389	$ 1,376	$ 638	$ 15,338
51	106	56	1,266
440	1,482	694	16,604

116	265	163	3,335
194	441	269	3,455
194	441	272	5,559
–†	– †	– †	– †
–	–	–	–
18	20	18	51
2	3	2	37
4	6	4	58
– †	1	1	14
8	8	8	11
4	4	4	4
1	1	1	3
541	1,190	742	12,527

39	88	54	1,112
22	–	17	–
61	88	71	1,112
480	1,102	671	11,415
(40)	380	23	5,189

–	–	–	–
278	2,904	(279)	7,542
(377)	(7,203)	(3,050)	(49,802)
–	–	–	–
– †	(1)	– †	6
5,858	21,502	12,395	185,909
5,759	17,202	9,066	143,655

–	–	–	–
(7,067)	(24,782)	(2,091)	(160,545)
57	134	64	1,402
–	–	–	–
–	–	–	–
(7,010)	(24,648)	(2,027)	(159,143)
(1,251)	(7,446)	7,039	(15,488)
$ (1,291)	$ (7,066)	$ 7,062	$ (10,299)

American Funds Insurance Series        129

Statements of changes in net assets

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund
	Six months ended June 30 2018*	Year ended December 31 2017	Six months ended June 30 2018*	Year ended December 31 2017	Six months ended June 30 2018*	Year ended December 31 2017
Operations:
Net investment income (loss)	$ 37,994	$ 44,912	$ 7,730	$ 15,312	$ 86,186	$ 136,774
Net realized gain (loss)	203,955	433,191	198,317	207,903	1,032,469	2,561,073
Net unrealized (depreciation) appreciation	(46,439)	1,102,516	(12,762)	731,086	1,292,875	3,159,797
Net increase (decrease) in net assets resulting from operations	195,510	1,580,619	193,285	954,301	2,411,530	5,857,644
Dividends and distributions paid to shareholders:
Dividends from net investment income	(5,955)	(42,742)	(2,542)	(21,019)	(30,167)	(136,164)
Distributions from net realized gain on investments	(428,020)	(174,096)	(188,621)	–	(2,516,015)	(2,251,429)
Total dividends and distributions paid to shareholders	(433,975)	(216,838)	(191,163)	(21,019)	(2,546,182)	(2,387,593)
Net capital share transactions	278,244	(335,425)	(21,289)	(495,098)	941,518	(34,343)
Total increase (decrease) in net assets	39,779	1,028,356	(19,167)	438,184	806,866	3,435,708
Net assets:
Beginning of period	6,235,076	5,206,720	4,315,038	3,876,854	24,985,458	21,549,750
End of period	$6,274,855	$6,235,076	$4,295,871	$4,315,038	$25,792,324	$24,985,458

Undistributed (distributions in excess of) net investment income	$35,281	$3,242	$15,695	$10,507	$97,128	$41,109

	International Growth and Income Fund		Capital Income Builder		Asset Allocation Fund
	Six months ended June 30 2018*	Year ended December 31 2017	Six months ended June 30 2018*	Year ended December 31 2017	Six months ended June 30 2018*	Year ended December 31 2017
Operations:
Net investment income (loss)	$24,690	$35,259	$9,704	$14,607	$251,755	$419,292
Net realized gain (loss)	32,578	5,636	(1,902)	8,964	803,074	1,243,464
Net unrealized (depreciation) appreciation	(84,188)	242,768	(22,201)	35,709	(782,246)	1,880,231
Net increase (decrease) in net assets resulting from operations	(26,920)	283,663	(14,399)	59,280	272,583	3,542,987
Dividends and distributions paid to shareholders:
Dividends from net investment income	(4,863)	(32,772)	(9,018)	(14,010)	(87,244)	(405,124)
Distributions from net realized gain on investments	–	–	(1,388)	–	(1,120,993)	(1,069,604)
Total dividends and distributions paid to shareholders	(4,863)	(32,772)	(10,406)	(14,010)	(1,208,237)	(1,474,728)
Net capital share transactions	35,498	109,624	79,485	137,152	1,202,732	2,543,934
Total increase (decrease) in net assets	3,715	360,515	54,680	182,422	267,078	4,612,193
Net assets:
Beginning of period	1,461,967	1,101,452	594,457	412,035	25,660,094	21,047,901
End of period	$1,465,682	$1,461,967	$649,137	$594,457	$25,927,172	$25,660,094

Undistributed (distributions in excess of) net investment income	$24,174	$4,347	$947	$261	$257,027	$92,516

See end of statements of changes in net assets for footnote.

See Notes to Financial Statements

130        American Funds Insurance Series

(dollars in thousands)

International Fund		NewWorld Fund		Blue Chip Income and Growth Fund		Global Growth and Income Fund		Growth-Income Fund
Six months ended June 30 2018*	Year ended December 31 2017	Six months ended June 30 2018*	Year ended December 31 2017	Six months ended June 30 2018*	Year ended December 31 2017	Six months ended June 30 2018*	Year ended December 31 2017	Six months ended June 30 2018*	Year ended December 31 2017

$ 102,949	$ 105,868	$ 19,900	$ 32,918	$ 100,291	$ 195,270	$ 23,306	$ 44,369	$ 234,665	$ 445,666
207,686	438,684	163,099	236,990	552,008	686,720	42,250	151,286	1,790,997	2,102,617
(318,448)	1,850,536	(321,774)	567,588	(610,097)	550,461	(83,113)	281,638	(40,092)	3,222,646

(7,813)	2,395,088	(138,775)	837,496	42,202	1,432,451	(17,557)	477,293	1,985,570	5,770,929

(20,717)	(124,236)	(8,140)	(34,131)	(37,394)	(188,626)	(4,953)	(42,795)	(78,162)	(435,451)
(462,357)	(100,924)	(93,325)	–	(699,094)	(328,660)	(153,097)	(33,692)	(2,127,600)	(1,807,557)

(483,074)	(225,160)	(101,465)	(34,131)	(736,488)	(517,286)	(158,050)	(76,487)	(2,205,762)	(2,243,008)

569,665	133,019	107,751	(164,517)	410,311	(178,554)	108,394	(289,969)	1,080,850	1,071,251

78,778	2,302,947	(132,489)	638,848	(283,975)	736,611	(67,213)	110,837	860,658	4,599,172

9,757,822	7,454,875	3,532,713	2,893,865	9,379,849	8,643,238	2,102,446	1,991,609	30,692,362	26,093,190

$9,836,600	$9,757,822	$3,400,224	$3,532,713	$9,095,874	$9,379,849	$2,035,233	$2,102,446	$31,553,020	$30,692,362

$85,084	$2,852	$16,403	$4,643	$100,168	$37,271	$25,019	$6,666	$244,551	$88,048

Global Balanced Fund		Bond Fund		Global Bond Fund		High-Income Bond Fund		Mortgage Fund
Six months ended June 30 2018*	Year ended December 31 2017	Six months ended June 30 2018*	Year ended December 31 2017	Six months ended June 30 2018*	Year ended December 31 2017	Six months ended June 30 2018*	Year ended December 31 2017	Six months ended June 30 2018*	Year ended December 31 2017

$ 3,658	$ 4,343	$ 132,268	$ 226,928	$ 28,152	$ 53,646	$ 42,659	$ 96,458	$ 3,133	$ 5,003
4,191	9,276	(128,619)	(10,510)	14,803	(26,825)	(21,381)	24,442	(7,679)	408
(10,698)	38,239	(198,649)	193,041	(74,322)	132,187	(15,647)	(3,823)	542	(431)

(2,849)	51,858	(195,000)	409,459	(31,367)	159,008	5,631	117,077	(4,004)	4,980

–	(3,252)	(43,397)	(220,546)	(4,652)	(11,164)	(14,715)	(98,414)	(1,057)	(5,571)
–	(10,070)	(14,589)	(157,395)	(7,707)	(14,449)	–	–	–	(2,214)

–	(13,322)	(57,986)	(377,941)	(12,359)	(25,613)	(14,715)	(98,414)	(1,057)	(7,785)

36,371	63,483	180,490	(223,341)	(187,249)	85,999	(49,778)	(346,424)	3,799	2,570

33,522	102,019	(72,496)	(191,823)	(230,975)	219,394	(58,862)	(327,761)	(1,262)	(235)

353,899	251,880	10,697,694	10,889,517	2,467,578	2,248,184	1,453,880	1,781,641	340,170	340,405

$387,421	$353,899	$10,625,198	$10,697,694	$2,236,603	$2,467,578	$1,395,018	$1,453,880	$338,908	$340,170

$2,987	$ (671)	$124,247	$35,376	$26,284	$2,784	$41,321	$13,377	$3,128	$1,052

American Funds Insurance Series        131

Statements of changes in net assets

	Ultra-Short Bond Fund		U.S. Government/ AAA-Rated Securities Fund		Managed Risk Growth Fund
	Six months ended June 30 2018*	Year ended December 31 2017	Six months ended June 30 2018*	Year ended December 31 2017	Six months ended June 30 2018*	Year ended December 31 2017
Operations:
Net investment income (loss)	$ 1,689	$ 1,388	$ 28,386	$ 46,503	$ (270)	$ 859
Net realized gain (loss)	– †	9	(83,479)	11,669	20,288	19,268
Net unrealized (depreciation) appreciation	23	(64)	17,509	(6,874)	(4,570)	35,360

Net increase (decrease) in net assets resulting from operations	1,712	1,333	(37,584)	51,298	15,448	55,487

Dividends and distributions paid to shareholders:
Dividends from net investment income	(483)	(906)	(9,358)	(43,993)	(1,411)	(734)
Distributions from net realized gain on investments	–	–	–	–	(20,530)	(4,142)

Total dividends and distributions paid to shareholders	(483)	(906)	(9,358)	(43,993)	(21,941)	(4,876)

Net capital share transactions	(14,219)	(46,638)	(41,350)	58,286	41,097	36,220

Total increase (decrease) in net assets	(12,990)	(46,211)	(88,292)	65,591	34,604	86,831
Net assets:
Beginning of period	304,805	351,016	3,103,315	3,037,724	287,959	201,128

End of period	$291,815	$304,805	$3,015,023	$3,103,315	$322,563	$287,959

Undistributed (distributions in excess of) net investment income	$1,668	$462	$28,754	$9,726	$(282)	$1,399

*Unaudited.

See Notes to Financial Statements

132        American Funds Insurance Series

(dollars in thousands)

Managed Risk International Fund		Managed Risk Blue Chip Income and Growth Fund		Managed Risk Growth-Income Fund		Managed Risk Asset Allocation Fund
Six months ended June 30 2018*	Year ended December 31 2017	Six months ended June 30 2018*	Year ended December 31 2017	Six months ended June 30 2018*	Year ended December 31 2017	Six months ended June 30 2018*	Year ended December 31 2017

$ (40)	$ 1,283	$ 380	$ 5,049	$ 23	$ 2,028	$ 5,189	$ 50,782
5,759	248	17,202	12,835	9,066	8,283	143,655	177,329
(7,010)	28,741	(24,648)	30,876	(2,027)	24,060	(159,143)	329,033

(1,291)	30,272	(7,066)	48,760	7,062	34,371	(10,299)	557,144

(1,331)	(900)	(5,685)	(5,161)	(2,177)	(1,867)	(53,278)	(31,722)
(739)	(1,403)	(12,120)	(5,568)	(9,936)	(7,726)	(174,365)	(38,742)

(2,070)	(2,303)	(17,805)	(10,729)	(12,113)	(9,593)	(227,643)	(70,464)

10,065	22,849	9,366	37,657	23,664	23,434	248,376	408,750

6,704	50,818	(15,505)	75,688	18,613	48,212	10,434	895,430

148,423	97,605	366,904	291,216	208,968	160,756	4,454,410	3,558,980

$155,127	$148,423	$351,399	$366,904	$227,581	$208,968	$4,464,844	$4,454,410

$(48)	$1,323	$364	$5,669	$13	$2,167	$5,002	$53,091

American Funds Insurance Series        133

Notes to financial statements	unaudited

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 28 different funds (the “funds”). Twenty-three funds in the series are covered in this report. The other five funds in the series, American Funds Insurance Series - Portfolio Series, are covered in a separate report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments – primarily short positions on exchange-traded futures contracts – to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the series reserves the right to delay the implementation.

The investment objectives for each fund covered in this report are as follows:

Global Growth Fund – Seeks to provide long-term growth of capital.

Global Small Capitalization Fund – Seeks to provide long-term growth of capital.

Growth Fund – Seeks to provide growth of capital.

International Fund – Seeks to provide long-term growth of capital.

New World Fund – Seeks long-term capital appreciation.

Blue Chip Income and Growth Fund – Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Global Growth and Income Fund – Seeks to provide long-term growth of capital while providing current income.

Growth-Income Fund – Seeks to achieve long-term growth of capital and income.

International Growth and Income Fund – Seeks to provide long-term growth of capital while providing current income.

Capital Income Builder – Seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. Secondarily, seeks to provide growth of capital.

Asset Allocation Fund – Seeks to provide high total return consistent with preservation of capital over the long term.

Global Balanced Fund – Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

Bond Fund – Seeks to provide as high a level of current income as is consistent with the preservation of capital.

Global Bond Fund – Seeks to provide, over the long term, a high level of total return consistent with prudent investment management.

High-Income Bond Fund – Seeks to provide a high level of current income and, secondarily, capital appreciation.

Mortgage Fund – Seeks to provide current income and preservation of capital.

134        American Funds Insurance Series

Ultra-Short Bond Fund – Seeks to provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

U.S. Government/AAA-Rated Securities Fund – Seeks to provide a high level of current income consistent with preservation of capital.

Managed Risk Growth Fund – Seeks to provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund – Seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Blue Chip Income and Growth Fund – Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund – Seeks to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund – Seeks to provide high total return consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either four or five share classes (Classes 1, 1A, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses – The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the financial highlights tables.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

Dividends and distributions to shareholders – Dividends and distributions to shareholders are recorded on each fund’s ex-dividend date.

American Funds Insurance Series         135

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value of each share class of each fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs

All

Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities

Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the series’ investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

136        American Funds Insurance Series

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Government Cash Management Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the series’ board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations and valuations of investments and futures that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure – The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications – The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.

American Funds Insurance Series         137

The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of June 30, 2018 (dollars in thousands):

Global Growth Fund

	Investment securities
	Level 1*	Level 2	Level 3	Total

Assets:
Common stocks:
Information technology	$1,950,234	$ –	$–	$1,950,234
Consumer discretionary	1,122,705	–	–	1,122,705
Financials	608,521	–	–	608,521
Health care	608,279	–	–	608,279
Consumer staples	394,353	–	–	394,353
Industrials	364,065	–	–	364,065
Energy	130,055	–	–	130,055
Materials	120,071	9,961	–	130,032
Telecommunication services	68,099	–	–	68,099
Miscellaneous	312,437	–	–	312,437
Bonds, notes & other debt instruments	–	1,000	–	1,000
Short-term securities	–	566,924	–	566,924

Total	$5,678,819	$577,885	$–	$6,256,704

	Other investments†
	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	$–	$35	$–	$35
Liabilities:
Unrealized depreciation on open forward currency contracts	–	(3)	–	(3)

Total	$–	$32	$–	$32

*Securities with a value of $2,470,292,000, which represented 39.37% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

†Forward currency contracts are not included in the investment portfolio.

Global Small Capitalization Fund

	Investment securities
	Level 1*	Level 2	Level 3	Total

Assets:
Common stocks:
Health care	$ 928,403	$ –	$ –	$928,403
Consumer discretionary	773,092	–	–	773,092
Information technology	581,292	–	–	581,292
Financials	435,315	–	–	435,315
Industrials	400,842	–	–	400,842
Energy	122,278	–	13,979	136,257
Real estate	122,176	–	–	122,176
Materials	121,095	–	–	121,095
Consumer staples	117,997	–	–	117,997
Utilities	70,971	–	–	70,971
Telecommunication services	18,116	–	–	18,116
Miscellaneous	204,413	–	–	204,413
Convertible bonds	–	7,655	–	7,655
Bonds, notes & other debt instruments	–	4,123	–	4,123
Short-term securities	–	371,870	–	371,870

Total	$3,895,990	$383,648	$13,979	$4,293,617

138        American Funds Insurance Series

	Other investments†

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	$–	$502	$–	$502
Liabilities:
Unrealized depreciation on open forward currency contracts	–	(74)	–	(74)

Total	$–	$428	$–	$428

*Securities with a value of $1,530,340,000, which represented 35.62% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

†Forward currency contracts are not included in the investment portfolio.

Growth Fund
	Investment securities

	Level 1*	Level 2	Level 3	Total

Assets:
Common stocks:
Information technology	$ 8,591,258	$ –	$ –	$ 8,591,258
Consumer discretionary	5,527,922	–	–	5,527,922
Health care	3,578,032	–	–	3,578,032
Financials	2,559,944	–	–	2,559,944
Energy	1,837,951	–	–	1,837,951
Industrials	1,071,026	–	–	1,071,026
Consumer staples	380,221	–	–	380,221
Real estate	268,938	–	–	268,938
Other	508,337	–	–	508,337
Miscellaneous	454,883	–	–	454,883
Convertible stocks	–	–	11,351	11,351
Short-term securities	–	1,004,178	–	1,004,178

Total	$24,778,512	$1,004,178	$11,351	$25,794,041

*Securities with a value of $1,535,112,000, which represented 5.95% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

International Fund
	Investment securities

	Level 1*	Level 2	Level 3	Total

Assets:
Common stocks:
Financials	$1,219,859	$ 298,839	$–	$1,518,698
Industrials	1,297,161	–	–	1,297,161
Information technology	1,160,520	31,384	–	1,191,904
Health care	1,061,956	–	–	1,061,956
Consumer discretionary	1,044,228	–	–	1,044,228
Consumer staples	792,722	–	–	792,722
Materials	743,373	–	–	743,373
Energy	458,445	–	–	458,445
Utilities	433,083	4,642	–	437,725
Telecommunication services	153,338	–	–	153,338
Real estate	145,135	–	–	145,135
Miscellaneous	142,545	–	–	142,545
Rights & warrants	–	12,024	–	12,024
Bonds, notes & other debt instruments	–	62,740	–	62,740
Short-term securities	–	787,493	–	787,493

Total	$8,652,365	$1,197,122	$–	$9,849,487

See next page for footnote.

American Funds Insurance Series        139

	Other investments†

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	$–	$662	$–	$662

*Securities with a value of $6,219,677,000, which represented 63.23% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading and due to observable quoted prices in an active market.

†Forward currency contracts are not included in the investment portfolio.

NewWorld Fund
	Investment securities

	Level 1*	Level 2	Level 3	Total

Assets:
Common stocks:
Information technology	$ 674,565	$ –	$ –	$ 674,565
Financials	322,040	88,342	–	410,382
Materials	336,556	11,198	–	347,754
Consumer discretionary	327,550	–	–	327,550
Energy	306,481	–	–	306,481
Health care	219,208	17,445	–	236,653
Consumer staples	234,080	–	–	234,080
Industrials	195,635	–	–	195,635
Real estate	37,909	–	25	37,934
Utilities	36,168	–	–	36,168
Telecommunication services	29,897	–	–	29,897
Miscellaneous	67	–	–	67
Preferred securities	–	–	1,340	1,340
Rights & warrants	–	38,459	–	38,459
Bonds, notes & other debt instruments	–	94,991	–	94,991
Short-term securities	–	410,017	–	410,017

Total	$2,720,156	$660,452	$1,365	$3,381,973

	Other investments†

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	$–	$600	$–	$600
Liabilities:
Unrealized depreciation on open forward currency contracts	–	(1)	–	(1)

Total	$–	$599	$–	$599

*Securities with a value of $1,533,679,000, which represented 45.11% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

†Forward currency contracts are not included in the investment portfolio.

140        American Funds Insurance Series

Blue Chip Income and Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$1,974,003	$ –	$–	$1,974,003
Information technology	1,405,932	–	–	1,405,932
Industrials	997,557	–	–	997,557
Consumer staples	951,222	–	–	951,222
Consumer discretionary	937,854	–	–	937,854
Financials	866,918	–	–	866,918
Energy	848,611	–	–	848,611
Telecommunication services	295,377	–	–	295,377
Materials	219,584	–	–	219,584
Utilities	150,746	–	–	150,746
Real estate	74,396	–	–	74,396
Miscellaneous	26,164	–	–	26,164
Short-term securities	–	344,620	–	344,620

Total	$8,748,364	$344,620	$–	$9,092,984

Global Growth and Income Fund
	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$ 447,491	$ 30,569	$–	$ 478,060
Industrials	205,559	–	–	205,559
Financials	193,526	–	–	193,526
Health care	175,193	–	–	175,193
Consumer discretionary	164,902	–	–	164,902
Materials	164,096	–	–	164,096
Consumer staples	141,804	–	–	141,804
Energy	119,869	–	–	119,869
Real estate	60,804	–	–	60,804
Telecommunication services	33,213	–	–	33,213
Utilities	29,740	–	–	29,740
Miscellaneous	89,264	–	–	89,264
Rights & warrants	154	–	–	154
Bonds, notes & other debt instruments	–	41,217	–	41,217
Short-term securities	–	131,655	–	131,655

Total	$1,825,615	$203,441	$–	$2,029,056

*Securities with a value of $861,256,000, which represented 42.32% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

American Funds Insurance Series         141

Growth-Income Fund

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$5,706,737	$–	$–	$5,706,737
Consumer discretionary	4,287,333	–	–	4,287,333
Health care	4,262,135	–	–	4,262,135
Financials	3,326,237	39,701	–	3,365,938
Industrials	3,219,784	–	–	3,219,784
Consumer staples	2,399,436	116,085	–	2,515,521
Energy	2,016,461	–	–	2,016,461
Materials	1,267,896	–	–	1,267,896
Real estate	514,715	–	–	514,715
Utilities	440,113	–	–	440,113
Telecommunication services	404,220	–	–	404,220
Mutual funds	57,781	–	–	57,781
Miscellaneous	860,215	–	–	860,215
Convertible stocks	11,888	7,305	–	19,193
Convertible bonds	–	42,780	–	42,780
Short-term securities	–	2,488,187	–	2,488,187

Total	$28,774,951	$2,694,058	$–	$31,469,009

*Securities with a value of $1,670,829,000, which represented 5.30% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

International Growth and Income Fund

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$ 259,807	$ 41,741	$–	$ 301,548
Health care	145,478	–	–	145,478
Information technology	130,920	–	–	130,920
Materials	124,356	–	–	124,356
Consumer staples	114,521	–	–	114,521
Industrials	107,414	–	–	107,414
Energy	103,345	–	–	103,345
Consumer discretionary	91,022	–	–	91,022
Utilities	86,696	–	–	86,696
Real estate	67,028	–	–	67,028
Telecommunication services	40,341	–	–	40,341
Miscellaneous	15,814	–	–	15,814
Bonds, notes & other debt instruments	–	20,410	–	20,410
Short-term securities	–	112,843	–	112,843

Total	$1,286,742	$174,994	$–	$1,461,736

*Securities with a value of $1,033,353,000, which represented 70.50% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

142        American Funds Insurance Series

Capital Income Builder

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$ 63,897	$ 156	$–	$64,053
Energy	57,600	–	–	57,600
Information technology	55,486	–	–	55,486
Consumer staples	53,094	–	–	53,094
Real estate	41,635	–	–	41,635
Consumer discretionary	40,361	–	–	40,361
Utilities	29,204	–	–	29,204
Telecommunication services	28,255	–	–	28,255
Industrials	23,280	–	–	23,280
Health care	22,975	–	–	22,975
Materials	11,843	–	–	11,843
Miscellaneous	8,754	–	–	8,754
Convertible stocks	4,706	–	–	4,706
Bonds, notes & other debt instruments:	–	–	–
U.S. Treasury bonds & notes	–	84,622	–	84,622
Mortgage-backed obligations	–	45,981	–	45,981
Corporate bonds & notes	–	21,696	–	21,696
Asset-backed obligations	–	494	–	494
Short-term securities	–	64,531	–	64,531

Total	$441,090	$217,480	$–	$658,570

*Securitieswith a value of $204,880,000, which represented 31.56% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

Asset Allocation Fund

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$ 4,405,169	$ –	$ 5,171	$4,410,340
Health care	2,640,060	–	368	2,640,428
Financials	2,264,802	9,140	–	2,273,942
Consumer discretionary	1,720,702	324	–	1,721,026
Energy	1,655,898	2,988	–	1,658,886
Materials	1,084,717	–	–	1,084,717
Consumer staples	1,083,940	–	–	1,083,940
Industrials	757,050	3,372	25	760,447
Real estate	322,756	–	–	322,756
Telecommunication services	84,344	–	–	84,344
Miscellaneous	89,771	–	–	89,771
Rights & warrants	–	–	328	328
Convertible stocks	–	–	6,074	6,074
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	–	2,906,555	–	2,906,555
Corporate bonds & notes	–	2,312,520	11,477	2,323,997
Mortgage-backed obligations	–	1,275,172	–	1,275,172
Other	–	199,805	–	199,805
Short-term securities	–	3,624,136	–	3,624,136

Total	$16,109,209	$10,334,012	$23,443	$26,466,664

See next page for footnote.

American Funds Insurance Series        143

	Other investments†

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on interest rate swaps	$ –	$ 992	$–	$ 992
Liabilities:
Unrealized depreciation on futures contracts	(268)	–	–	(268)
Unrealized depreciation on interest rate swaps	–	(1,977)	–	(1,977)

Total	$(268)	$ (985)	$–	$(1,253)

*Securities with a value of $722,537,000, which represented 2.79% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

†Futures contracts and interest rate swaps are not included in the investment portfolio.

Global Balanced Fund

	Investment securities

	Level 1*	Level 2	Level 3	Total

Assets:
Common stocks:
Information technology	$ 49,412	$ –	$–	$49,412
Financials	30,305	–	–	30,305
Health care	24,561	–	–	24,561
Industrials	24,379	–	–	24,379
Energy	22,210	–	–	22,210
Consumer discretionary	22,194	–	–	22,194
Consumer staples	18,959	–	–	18,959
Materials	13,330	–	–	13,330
Real estate	9,204	–	–	9,204
Utilities	6,904	–	–	6,904
Miscellaneous	18,045	–	–	18,045
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies
outside the U.S.	–	59,160	–	59,160
U.S. Treasury bonds & notes	–	40,569	–	40,569
Corporate bonds & notes	–	22,724	–	22,724
Mortgage-backed obligations	–	6,646	–	6,646
Short-term securities	–	21,077	–	21,077

Total	$239,503	$150,176	$–	$389,679

	Other investments†

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	$–	$ 335	$–	$ 335
Liabilities:
Unrealized depreciation on open forward currency contracts	–	(151)	–	(151)

Total	$–	$ 184	$–	$ 184

*Securities with a value of $97,681,000, which represented 25.21% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

†Forward currency contracts are not included in the investment portfolio.

144        American Funds Insurance Series

Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$–	$ 3,786,408	$ 415	$ 3,786,823
U.S. Treasury bonds & notes	–	2,671,323	–	2,671,323
Mortgage-backed obligations	–	2,499,881	–	2,499,881
Bonds & notes of governments & government agencies outside the U.S.	–	759,856	–	759,856
Asset-backed obligations	–	277,546	–	277,546
Municipals	–	212,537	–	212,537
Federal agency bonds & notes	–	11,659	–	11,659
Common stocks	–	682	2,151	2,833
Rights & warrants	–	–	97	97
Short-term securities	–	2,312,505	–	2,312,505

Total	$–	$12,532,397	$2,663	$12,535,060

	Other investments*
	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$ 5,769	$ –	$–	$ 5,769
Unrealized appreciation on open forward currency contracts	–	1,868	–	1,868
Unrealized appreciation on interest rate swaps	–	18,809	–	18,809
Unrealized appreciation on credit default swaps	–	159	–	159
Liabilities:
Unrealized depreciation on futures contracts	(3,582)	–	–	(3,582)
Unrealized depreciation on open forward currency contracts	–	(2,417)	–	(2,417)
Unrealized depreciation on interest rate swaps	–	(19,480)	–	(19,480)

Total	$ 2,187	$ (1,061)	$–	$ 1,126

*Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.
Global Bond Fund
	Investment securities
	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Euros	$–	$ 286,705	$ –	$ 286,705
Japanese yen	–	234,651	–	234,651
Polish zloty	–	82,395	–	82,395
Mexican pesos	–	70,574	–	70,574
Indian rupees	–	64,832	–	64,832
British pounds	–	48,518	–	48,518
Danish kroner	–	43,483	–	43,483
Malaysian ringgits	–	35,569	–	35,569
South Korean won	–	31,473	–	31,473
Thai baht	–	28,048	–	28,048
Israeli shekels	–	19,189	–	19,189
Brazilian reais	–	16,106	–	16,106
Australian dollars	–	15,852	–	15,852
Canadian dollars	–	14,792	–	14,792
Romanian leu	–	11,517	–	11,517
U.S. dollars	–	999,743	675	1,000,418
Other	–	51,584	–	51,584
Convertible stocks	–	–	1,033	1,033
Common stocks	–	713	791	1,504
Rights & warrants	–	–	56	56
Short-term securities	–	221,160	–	221,160

Total	$–	$2,276,904	$2,555	$2,279,459

American Funds Insurance Series        145

	Other investments*
	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$ 806	$ –	$–	$ 806
Unrealized appreciation on open forward currency contracts	–	9,633	–	9,633
Unrealized appreciation on interest rate swaps	–	211	–	211
Liabilities:
Unrealized depreciation on futures contracts	(319)	–	–	(319)
Unrealized depreciation on open forward currency contracts	–	(4,812)	–	(4,812)
Unrealized depreciation on interest rate swaps	–	(548)	–	(548)

Total	$ 487	$ 4,484	$–	$ 4,971

*Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.

High-Income Bond Fund
	Investment securities
	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$–	$1,311,273	$9,892	$1,321,165
Other	–	6,917	–	6,917
Convertible bonds	–	7,627	–	7,627
Convertible stocks	1,891	–	5,892	7,783
Common stocks	896	6,151	8,187	15,234
Rights & warrants	–	–	354	354
Short-term securities	–	44,278	–	44,278

Total	$2,787	$1,376,246	$24,325	$1,403,358

	Other investments[1]
	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on interest rate swaps	$–	$1,912	$–	$1,912
Unrealized appreciation on credit default swaps	–	1,101	–	1,101
Liabilities:
Unrealized depreciation on futures contracts	(75)	–	–	(75)
Unrealized depreciation on interest rate swaps	–	(523)	–	(523)

Total	$(75)	$2,490	$–	$2,415

1 Futures contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the six months ended June 30, 2018 (dollars in thousands):

	Beginning value at 1/1/2018	Transfers into Level 3[2]	Purchases	Sales	Net realized gain[3]	Unrealized appreciation[3]	Transfers out of Level 3[2]	Ending value at 6/30/2018

Investment securities	$23,741	$–	$17,761	$(18,621)	$–	$5,838	$(4,394)	$24,325

Net unrealized appreciation during the period on Level 3 investment securities held at June 30, 2018								$ 3,411

2Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

3Net realized gain and unrealized appreciation are included in the related amounts on investments in the statement of operations.

146        American Funds Insurance Series

Unobservable inputs – Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 6/30/2018	Valuation techniques	Unobservable inputs	Range	Impact to valuation from an increase in input*
Corporate bonds & notes	$ 9,892	Yield analysis	Yield to call/maturity risk premium	0-700 bps	Decrease
Convertible stocks	5,892	Market comparable companies	EBITDA multiple	13.9x	Increase
Common stocks	8,187	Expected proceeds	Discount to reflect timing of receipt and amount of proceeds	23%	Decrease
		Transaction price	N/A	N/A	N/A
		Market comparable companies	EBITDA multiple	5.0x -5.5x	Increase
			Discount for lack of marketability (DLOM)	22%	Decrease
Rights & warrants	354	Black-Scholes	Implied volatility	30%	Increase
	$24,325

*

This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations

EBITDA = Earnings before income taxes, depreciation and amortization

DLOM = Discount for lack of marketability

Mortgage Fund

	Investment securities
	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$–	$246,041	$ –	$246,041
U. S. Treasury bonds & notes	–	34,166	–	34,166
Asset-backed obligations	–	21,324	–	21,324
Federal agency bonds & notes	–	21,203	–	21,203
Corporate bonds & notes	–	–	134	134
Short-term securities	–	122,195	–	122,195

Total	$–	$444,929	$134	$445,063

	Other investments*
	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$798	$ –	$–	$ 798
Unrealized appreciation on interest rate swaps	–	4,265	–	4,265
Liabilities:
Unrealized depreciation on interest rate swaps	–	(3,346)	–	(3,346)

Total	$798	$ 919	$–	$ 1,717

*Futures contracts and interest rate swaps are not included in the investment portfolio.

Ultra-Short Bond Fund

At June 30, 2018, all of the fund’s investment securities were classified as Level 2.

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U.S. Government/AAA-Rated Securities Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S.Treasury bonds & notes	$–	$1,512,752	$–	$1,512,752
Mortgage-backed obligations	–	859,111	–	859,111
Federal agency bonds & notes	–	615,899	–	615,899
Short-term securities	–	499,311	–	499,311
Total	$–	$3,487,073	$–	$3,487,073

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$10,339	$ –	$–	$ 10,339
Unrealized appreciation on interest rate swaps	–	46,860	–	46,860
Liabilities:
Unrealized depreciation on futures contracts	(233)	–	–	(233)
Unrealized depreciation on interest rate swaps	–	(25,001)		(25,001)
Total	$ 10,106	$ 21,859	$–	$ 31,965

  *Futures contracts and interest rate swaps are not included in the investment portfolio.

Managed Risk Growth Fund

At June 30, 2018, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund

At June 30, 2018, all of the fund’s investments were classified as Level 1.

Managed Risk Blue Chip Income and Growth Fund

At June 30, 2018, all of the fund’s investments were classified as Level 1.

Managed Risk Growth-Income Fund

At June 30, 2018, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund

At June 30, 2018, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions – The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks – The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks – Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks – Income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

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Investing in small companies – Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing outside the U.S. – Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in developing countries – Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in emerging markets – Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in debt instruments – The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The funds investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

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Investing in lower rated debt instruments – Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose a fund to losses in excess of its initial investment. Derivatives may be difficult for a fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. A fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Currency – The prices of, and the income generated by, most debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in mortgage-related and other asset-backed securities – Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts – A fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While a fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of a fund.

Investing in inflation linked bonds – The values of inflation linked bonds generally fluctuate in response to changes in real interest rates – i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce a fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to a fund.

Investing in securities backed by the U.S. government – Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in repurchase agreements – Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the

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repurchase obligation falls below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.

Interest rate risk – The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield and, given the current historically low interest rate environment, risks associated with rising rates are currently heightened.

Credit and liquidity support – Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation – A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Nondiversification risk – As nondiversified funds, certain funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. Although the funds do not intend to limit their investments to the securities of a small number of issuers, if they were to do so, poor performance by a single large holding could adversely impact the funds’ investment results more than if the funds were invested in a larger number of issuers.

Liquidity risk – Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Management – The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure – The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy.

Management – The managed risk funds are subject to the risk that the managed risk strategy or the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Underlying fund risks – Because the managed risk funds’ investments consist of investments in underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and in each of the underlying funds.

Investing in futures contracts – In addition to the risks generally associated with investing in derivative instruments, futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and futures commission merchants with which a fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a futures contract could greatly exceed the initial amount invested. While futures contracts are generally liquid instruments, under certain market conditions, futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in a futures contract if intraday price change limits or limits on trading volume imposed by the applicable futures exchange are triggered. If a fund is unable to close out a position on a futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the futures position. The ability of a fund to successfully utilize futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the futures in which the fund invests. If the

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investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the futures in which it invests, a fund could be exposed to the risk of loss.

Hedging – There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying funds, or to those of unhedged funds in general.

Short positions – Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

5. Certain investment techniques

Index-linked bonds – Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls – Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

Loan transactions – Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Short-term securities – The managed risk funds hold shares of the Government Cash Management Fund, a cash management vehicle offered by the Bank of New York Mellon (“BNY Mellon”), the funds’ custodian bank. The Government Cash Management Fund is managed by the Dreyfus Corporation.

Futures contracts – Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. For the managed risk funds, futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. Securities deposited as initial margin, if any, are disclosed in the investment portfolio and cash deposited as initial margin, if any, is reflected as restricted cash pledged for futures contracts in the fund’s statement of assets and liabilities.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in each fund’s statement of assets and liabilities. In addition, each fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

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Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations.

Forward currency contracts – Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations.

Interest rate swaps – Some of the funds have entered into interest rate swaps, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The series’ investment adviser uses interest rate swaps to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the series’ investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the series’ investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in each fund’s statement of operations.

Credit default swap indices – Some of the funds have entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The series’ investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.
CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When a fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse

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on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a variation margin based on the increase or decrease in the value of the centrally cleared swaps, and records variation margin in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in each fund’s statement of operations.

The following table presents the average month-end notional amounts of futures contracts, forward currency contracts, interest rate swaps and credit default swaps while held for each fund (dollars in thousands):

	Futures	Forwards	Interest Rate Swaps	Credit Default Swaps
Global Growth Fund	Not applicable	$ 5,719	Not applicable	Not applicable
Global Small Capitalization Fund	Not applicable	91,823	Not applicable	Not applicable
International Fund	Not applicable	29,375	Not applicable	Not applicable
New World Fund	Not applicable	17,798	Not applicable	Not applicable
Asset Allocation Fund	$ 364,453	Not applicable	$ 1,706,924	Not applicable
Global Balanced Fund	Not applicable	23,716	Not applicable	Not applicable
Bond Fund	2,096,319	500,160	4,467,319	$ 58,750
Global Bond Fund	178,243	722,202	578,995	Not applicable
High-Income Bond Fund	15,900	Not applicable	46,258	91,748
Mortgage Fund	203,510	Not applicable	1,052,719	Not applicable
U.S. Government/AAA-Rated Securities Fund	2,706,965	Not applicable	11,924,170	Not applicable
Managed Risk Growth Fund	34,134	Not applicable	Not applicable	Not applicable
Managed Risk International Fund	29,987	Not applicable	Not applicable	Not applicable
Managed Risk Blue Chip Income and Growth Fund	29,245	Not applicable	Not applicable	Not applicable
Managed Risk Growth-Income Fund	17,118	Not applicable	Not applicable	Not applicable
Managed Risk Asset Allocation Fund	246,886	Not applicable	Not applicable	Not applicable

The following tables present the financial statement impacts resulting from the funds’ use of futures contracts, forward currency contracts, interest rate swaps and/or credit default swaps as of, or for the six months ended June 30, 2018 (dollars in thousands):

Global Growth Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$35	Unrealized depreciation on open forward currency contracts	$3

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(53)	Net unrealized appreciation on forward currency contracts	$18

Global Small Capitalization Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$502	Unrealized depreciation on open forward currency contracts	$74

154        American Funds Insurance Series

		Net realized loss		Net unrealized appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Forward currency	Currency	Net realized loss on forward currency contracts	$(334)	Net unrealized appreciation on forward currency contracts	$1,531
International Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$662	Unrealized depreciation on open forward currency contracts	$–

		Net realized gain		Net unrealized appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Forward currency	Currency	Net realized gain on forward currency contracts	$413	Net unrealized appreciation on forward currency contracts	$1,017
New World Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$600	Unrealized depreciation on open forward currency contracts	$1

Forward currency	Currency	Receivables for closed forward currency contracts	–	Payables for closed forward currency contracts	44

			$600		$45

		Net realized loss		Net unrealized appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Forward currency	Currency	Net realized loss on forward currency contracts	$(41)	Net unrealized appreciation on forward currency contracts	$922
Asset Allocation Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation*	$–	Unrealized depreciation*	$268

Swaps	Interest	Unrealized appreciation*	992	Unrealized depreciation*	1,977

			$992		$2,245

See end of tables for footnote.

American Funds Insurance Series        155

		Net realized gain (loss)		Net unrealized appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$ 746	Net unrealized appreciation on futures contracts	$486

Swaps	Interest	Net realized loss on swap contracts	(3,011)	Net unrealized appreciation on swap contracts	5,263

			$(2,265)		$5,749

Global Balanced Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$335	Unrealized depreciation on open forward currency contracts	$151

Forward currency	Currency	Receivables for closed forward currency contracts	–	Payables for closed forward currency contracts	7

			$335		$158

		Net realized loss		Net unrealized appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Forward currency	Currency	Net realized loss on forward currency contracts	$(303)	Net unrealized appreciation on forward currency contracts	$309
Bond Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation*	$5,769	Unrealized depreciation*	$3,582

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	1,868	Unrealized depreciation on open forward currency contracts	2,417

Swaps	Interest	Unrealized appreciation*	18,809	Unrealized depreciation*	19,480

Swaps	Credit	Unrealized appreciation*	159	Unrealized depreciation*	–

			$26,605		$25,490

		Net realized (loss) gain		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized loss on futures contracts	$(39,999)	Net unrealized appreciation on futures contracts	$6,343

Forward currency	Currency	Net realized gain on forward currency contracts	4,320	Net unrealized depreciation on forward currency contracts	(8,091)

Swaps	Interest	Net realized gain on swap contracts	17,251	Net unrealized depreciation on swap contracts	(8,383)

Swaps	Credit	Net realized loss on swap contracts	(31)	Net unrealized appreciation on swap contracts	343

			$(18,459)		$(9,788)

156        American Funds Insurance Series

Global Bond Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation*	$806	Unrealized depreciation*	$319

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	9,633	Unrealized depreciation on open forward currency contracts	4,812

Forward currency	Currency	Receivables for closed forward currency contracts	412	Payables for closed forward currency contracts	218

Swaps	Interest	Unrealized appreciation*	211	Unrealized depreciation*	548

			$11,062		$5,897

		Net realized (loss) gain		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized loss on futures contracts	$(5,196)	Net unrealized appreciation on futures contracts	$846

Forward currency	Currency	Net realized gain on forward currency contracts	2,923	Net unrealized appreciation on forward currency contracts	4,160

Swaps	Interest	Net realized gain on swap contracts	1,540	Net unrealized appreciation on swap contracts	1,142

			$(733)		$6,148

High-Income Bond Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation*	$ –	Unrealized depreciation*	$ 75

Swaps	Interest	Unrealized appreciation*	1,912	Unrealized depreciation*	523

Swaps	Credit	Unrealized appreciation*	1,101	Unrealized depreciation*	–

			$ 3,087		$622

		Net realized gain (loss)		Net unrealized (depreciation) appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$ –	Net unrealized depreciation on futures contracts	$(75)

Swaps	Interest	Net realized loss on swap contracts	(954)	Net unrealized appreciation on swap contracts	968

Swaps	Credit	Net realized loss on swap contracts	(263)	Net unrealized appreciation on swap contracts	1,520

			$ (1,217)		$2,413

See end of tables for footnote.

American Funds Insurance Series        157

Mortgage Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation*	$798	Unrealized depreciation*	$–

Swaps	Interest	Unrealized appreciation*	4,265	Unrealized depreciation*	3,346

			$5,063		$3,346

		Net realized (loss) gain		Net unrealized appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized loss on futures contracts	$(5,150)	Net unrealized appreciation on futures contracts	$1,430

Swaps	Interest	Net realized gain on swap contracts	624	Net unrealized appreciation on swap contracts	1,705

			$(4,526)		$3,135

U. S. Government/AAA-Rated Securities Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation*	$10,339	Unrealized depreciation*	$233

Swaps	Interest	Unrealized appreciation*	46,860	Unrealized depreciation*	25,001

			$57,199		$25,234

		Net realized loss		Net unrealized appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized loss on futures contracts	$(52,726)	Net unrealized appreciation on futures contracts	$17,551

Swaps	Interest	Net realized loss on swap contracts	(6,083)	Net unrealized appreciation on swap contracts	30,287

			$(58,809)		$47,838

Managed Risk Growth Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation*	$76	Unrealized depreciation*	$–

158        American Funds Insurance Series

		Net realized gain (loss)		Net unrealized appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Currency	Net realized gain on futures contracts	$41	Net unrealized appreciation on futures contracts	$–

Futures	Equity	Net realized loss on futures contracts	(5,074)	Net unrealized appreciation on futures contracts	–

Futures	Interest	Net realized loss on futures contracts	(1,049)	Net unrealized appreciation on futures contracts	114

			$(6,082)		$114

Managed Risk International Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation*	$38	Unrealized depreciation*	$–

		Net realized gain (loss)		Net unrealized appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Currency	Net realized gain on futures contracts	$35	Net unrealized appreciation on futures contracts	$–

Futures	Equity	Net realized loss on futures contracts	(208)	Net unrealized appreciation on futures contracts	–

Futures	Interest	Net realized loss on futures contracts	(204)	Net unrealized appreciation on futures contracts	57

			$(377)		$57

Managed Risk Blue Chip Income and Growth Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation*	$85	Unrealized depreciation*	$–

		Net realized gain (loss)		Net unrealized appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Currency	Net realized gain on futures contracts	$57	Net unrealized appreciation on futures contracts	$–

Futures	Equity	Net realized loss on futures contracts	(5,958)	Net unrealized appreciation on futures contracts	–

Futures	Interest	Net realized loss on futures contracts	(1,302)	Net unrealized appreciation on futures contracts	134

			$(7,203)		$134

See end of tables for footnote.

American Funds Insurance Series        159

Managed Risk Growth-Income Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation*	$36	Unrealized depreciation*	$–

		Net realized loss		Net unrealized appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Currency	Net realized loss on futures contracts	$(5)	Net unrealized appreciation on futures contracts	$–

Futures	Equity	Net realized loss on futures contracts	(2,466)	Net unrealized appreciation on futures contracts	–

Futures	Interest	Net realized loss on futures contracts	(599)	Net unrealized appreciation on futures contracts	64

			$(3,050)		$64

Managed Risk Asset Allocation Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation*	$810	Unrealized depreciation*	$–

		Net realized loss		Net unrealized appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Currency	Net realized loss on futures contracts	$(15)	Net unrealized appreciation on futures contracts	$–

Futures	Equity	Net realized loss on futures contracts	(38,734)	Net unrealized appreciation on futures contracts	–

Futures	Interest	Net realized loss on futures contracts	(11,053)	Net unrealized appreciation on futures contracts	1,402

			$(49,802)		$1,402

*

Includes cumulative appreciation/depreciation on futures contracts, interest rate swaps and/or credit default swaps as reported in the applicable table(s) following each fund’s investment portfolio. Only current day’s variation margin is reported within the statements of assets and liabilities.

Collateral – Funds that invest in futures contracts, forward currency contracts, interest rate swaps, credit default swaps and/or future delivery contracts participate in a collateral program. For futures contracts, interest rate swaps and credit default swaps, the program calls for the fund to pledge highly liquid assets, such as cash or U.S. government securities, as collateral for initial and variation margin by contract. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For future delivery contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as restricted cash in the fund’s statement of assets and liabilities.

Rights of offset – Funds that hold forward currency contracts have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counter-party) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single

160        American Funds Insurance Series

currency (“close-out netting”). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

The following tables present each fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of June 30, 2018, if close-out netting was exercised (dollars in thousands):

Global Growth Fund

	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty		Available to offset	Non-cash collateral*	Cash collateral	Net amount

Assets:
Bank of America, N.A.	$35	$–	$–	$–	$35
Liabilities:
Goldman Sachs	$ 3	$–	$–	$–	$ 3
Global Small Capitalization Fund
	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty		Available to offset	Non-cash collateral*	Cash collateral	Net amount

Assets:
Citibank	$256	$–	$ –	$(130)	$126
JPMorgan Chase	246	(8)	(40)	–	198

Total	$502	$(8)	$(40)	$(130)	$324

Liabilities:
Bank of America, N.A.	$ 4	$ –	$–	$ –	$ 4
Bank of New York Mellon	62	–	–	–	62
JPMorgan Chase	8	(8)	–	–	–

Total	$ 74	$(8)	$–	$ –	$ 66

International Fund
	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty		Available to offset	Non-cash collateral*	Cash collateral	Net amount

Assets:
Bank of America, N.A.	$662	$–	$(662)	$–	$–

American Funds Insurance Series        161

NewWorld Fund

	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty		Available to offset	Non-cash collateral*	Cash collateral	Net amount

Assets:
Bank of America, N. A.	$ 15	$(15)	$–	$–	$–
Citibank	96	–	–	–	96
Goldman Sachs	110	(1)	–	–	109
JPMorgan Chase	379	–	(270)	–	109

Total	$600	$(16)	$(270)	$–	$314

Liabilities:
Bank of America, N.A.	$ 44	$(15)	$–	$–	$29
Goldman Sachs	1	(1)	–	–	–

Total	$ 45	$(16)	$–	$–	$29

Global Balanced Fund

	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty		Available to offset	Non-cash collateral*	Cash collateral	Net amount

Assets:
Bank of America, N.A.	$ 72	$(52)	$–	$–	$20
Citibank	140	(21)	–	–	119
Goldman Sachs	22	(22)	–	–	–
JPMorgan Chase	83	(50)	–	–	33
UBS AG	18	–	–	–	18

Total	$335	$(145)	$–	$–	$190

Liabilities:
Bank of America, N.A.	$ 52	$(52)	$–	$–	$–
Bank of New York Mellon	6	–	–	–	6
Citibank	21	(21)	–	–	–
Goldman Sachs	28	(22)	–	–	6
JPMorgan Chase	50	(50)	–	–	–
Morgan Stanley	1	–	–	–	1

Total	$158	$(145)	$–	$–	$13

Bond Fund

	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty		Available to offset	Non-cash collateral*	Cash collateral	Net amount

Assets:
Bank of New York Mellon	$123	$(123)	$–	$–	$–
Goldman Sachs	499	(3)	–	(80)	416
JPMorgan Chase	1,246	–	(1,246)	–	–

Total	$1,868	$(126)	$(1,246)	$(80)	$416

Liabilities:
Bank of New York Mellon	$1,249	$(123)	$(783)	$–	$343
Citibank	1,165	–	(391)	–	774
Goldman Sachs	3	(3)	–	–	–

Total	$2,417	$(126)	$(1,174)	$–	$1,117

162        American Funds Insurance Series

Global Bond Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount

Assets:
Bank of America, N.A.	$ 1,279	$(1,279)	$ –	$–	$ –
Citibank	3,641	(433)	–	(3,020)	188
Goldman Sachs	671	(594)	–	–	77
JPMorgan Chase	4,209	(1,534)	(2,183)	–	492
UBS AG	245	(245)	–	–	–

Total	$10,045	$(4,085)	$(2,183)	$ (3,020)	$757

Liabilities:
Bank of America, N.A.	$ 1,638	$(1,279)	$ (359)	$–	$ –
Bank of New York Mellon	161	–	–	–	161
Citibank	433	(433)	–	–	–
Goldman Sachs	594	(594)	–	–	–
JPMorgan Chase	1,534	(1,534)	–	–	–
Morgan Stanley	173	–	–	–	173
UBS AG	497	(245)	(155)	–	97

Total	$ 5,030	$(4,085)	$ (514)	$–	$431

*Non-cash	collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation – Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended June 30, 2018, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the period, none of the funds incurred any significant interest or penalties.

Each fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation – Dividend and interest income, if any, are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the funds filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the funds on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the funds record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on each fund’s net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

American Funds Insurance Series        163

Additional tax basis disclosures for each fund are as follows (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund
As of December 31, 2017:
Undistributed ordinary income	$ 31,444	$ 44,103	$ 112,122	$ 158,459	$ 8,129	$ 233,361
Undistributed long-term capital gains	402,492	147,040	2,434,009	324,550	93,323	502,967
As of June 30, 2018:
Gross unrealized appreciation on investments	2,273,058	1,213,793	10,988,525	2,317,465	692,686	1,980,494
Gross unrealized depreciation on investments	(135,020)	(216,845)	(360,899)	(445,958)	(177,000)	(275,986)
Net unrealized appreciation (depreciation) on investments	2,138,038	996,948	10,627,626	1,871,507	515,686	1,704,508
Cost of investments	4,118,698	3,297,097	15,166,415	7,978,642	2,866,886	7,388,476

	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund
As of December 31, 2017:
Undistributed ordinary income	$ 30,483	$ 199,924	$ 4,856	$ 2,111	$ 180,609	$ –
Late year ordinary loss deferral*	–	–	–	–	–	(316)
Undistributed long-term capital gains	127,553	2,005,758	–	1,388	1,027,497	–
Post-October capital loss deferral*	–	–	–	–	–	(158)
Capital loss carryforward†	–	–	(4,708)	–	–	–
As of June 30, 2018:
Gross unrealized appreciation on investments	484,206	9,480,000	177,121	38,135	5,450,441	59,086
Gross unrealized depreciation on investments	(54,706)	(783,403)	(70,081)	(29,309)	(854,857)	(10,835)
Net unrealized appreciation (depreciation) on investments	429,500	8,696,597	107,040	8,826	4,595,584	48,251
Cost of investments	1,599,556	22,772,412	1,354,696	649,744	21,869,828	341,611

	Bond Fund	Global Bond Fund	High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund
As of December 31, 2017:
Undistributed ordinary income	$ 43,324	$ 5,555	$ 14,711	$ 1,055	$ 481	$ 9,342
Undistributed long-term capital gains	14,531	6,778	–	–	–	–
Capital loss carryforward†	–	–	(146,596)	(490)	–	(1,300)
As of June 30, 2018:
Gross unrealized appreciation on investments	86,618	38,827	17,819	7,171	4	75,336
Gross unrealized depreciation on investments	(229,829)	(78,317)	(55,149)	(6,486)	(22)	(69,156)
Net unrealized appreciation (depreciation) on investments	(143,211)	(39,490)	(37,330)	685	(18)	6,180
Cost of investments	12,680,296	2,323,919	1,449,320	446,095	291,655	3,512,857

164        American Funds Insurance Series

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

As of December 31, 2017:
Undistributed ordinary income	$ 1,399	$ 1,323	$ 5,669	$ 2,167	$ 53,091
Undistributed long-term capital gains	20,518	732	12,104	9,926	174,185

As of June 30, 2018:
Gross unrealized appreciation on investments	17,260	5,729	4,735	7,026	178,046
Gross unrealized depreciation on investments	(1,425)	(709)	(1,287)	(1,012)	–
Net unrealized appreciation (depreciation) on investments	15,835	5,020	3,448	6,014	178,046
Cost of investments	306,890	150,216	348,139	221,722	4,291,387

*	These deferrals are considered incurred in the subsequent year.
†

Capital loss carryforwards will be used to offset any capital gains realized by the funds in the current year or in subsequent years. The funds will not make distributions from capital gains while a capital loss carryforwards remains.

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Fund

	Six months ended June 30, 2018			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid

Class 1	$11,170	$134,884	$146,054	$16,830	$ 55,298	$ 72,128
Class 1A1	21	273	294	15	16	31
Class 2	19,118	251,323	270,441	24,835	114,893	139,728
Class 4	1,162	16,024	17,186	1,062	3,889	4,951

Total	$31,471	$402,504	$433,975	$42,742	$174,096	$216,838

Global Small Capitalization Fund

	Six months ended June 30, 2018			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends paid

Class 1	$17,229	$ 55,968	$ 73,197	$10,151	$–	$10,151
Class 1A1	3	12	15	1	–	1
Class 2	25,423	86,037	111,460	10,597	–	10,597
Class 4	1,456	5,035	6,491	270	–	270

Total	$44,111	$147,052	$191,163	$21,019	$–	$21,019

See end of tables for footnotes.

American Funds Insurance Series        165

Growth Fund

	Six months ended June 30, 2018			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid

Class 1	$ 38,940	$ 792,865	$ 831,805	$ 75,247	$ 713,987	$ 789,234
Class 1A1	30	634	664	15	63	78
Class 2	67,863	1,515,757	1,583,620	110,909	1,409,266	1,520,175
Class 3	930	20,248	21,178	1,601	18,484	20,085
Class 4	4,388	104,527	108,915	4,893	53,128	58,021

Total	$112,151	$2,434,031	$2,546,182	$192,665	$2,194,928	$2,387,593

International Fund

	Six months ended June 30, 2018			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid

Class 1	$ 82,087	$165,915	$248,002	$ 70,384	$49,783	$120,167
Class 1A1	69	140	209	17	3	20
Class 2	70,871	146,986	217,857	53,513	46,642	100,155
Class 3	470	970	1,440	396	331	727
Class 4	5,010	10,556	15,566	3,025	1,066	4,091

Total	$158,507	$324,567	$483,074	$127,335	$97,825	$225,160

NewWorld Fund

	Six months ended June 30, 2018			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends paid

Class 1	$5,166	$54,023	$ 59,189	$21,960	$–	$21,960
Class 1A1	5	50	55	6	–	6
Class 2	2,100	26,593	28,693	9,149	–	9,149
Class 4	869	12,659	13,528	3,016	–	3,016

Total	$8,140	$93,325	$101,465	$34,131	$–	$34,131

Blue Chip Income and Growth Fund

	Six months ended June 30, 2018			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid

Class 1	$140,206	$299,947	$440,153	$140,306	$170,748	$311,054
Class 1A1	63	135	198	12	5	17
Class 2	85,621	186,318	271,939	82,680	113,013	195,693
Class 4	7,578	16,620	24,198	4,917	5,605	10,522

Total	$233,468	$503,020	$736,488	$227,915	$289,371	$517,286

166        American Funds Insurance Series

Global Growth and Income Fund

	Six months ended June 30, 2018			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains		Total dividends and distributions paid
Class 1	$ 7,714	$ 31,541	$ 39,255	$ 10,516	$ 7,109		$17,625
Class 1A1	13	52	65	2	–	[2]	2
Class 2	21,411	90,173	111,584	30,799	26,178		56,977
Class 4	1,357	5,789	7,146	1,478	405		1,883
Total	$30,495	$127,555	$158,050	$42,795	$33,692		$76,487

Growth-Income Fund

	Six months ended June 30, 2018			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains		Total dividends and distributions paid
Class 1	$108,059	$1,049,641	$1,157,700	$250,221	$ 884,958		$1,135,179
Class 1A1	35	344	379	24	16		40
Class 2	85,521	886,942	972,463	195,450	853,292		1,048,742
Class 3	1,014	10,337	11,351	2,421	10,140		12,561
Class 4	5,368	58,501	63,869	9,973	36,513		46,486
Total	$199,997	$2,005,765	$2,205,762	$458,089	$1,784,919		$2,243,008

International Growth and Income Fund

	Six months ended June 30, 2018			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total dividends paid	Ordinary income	Long-term capital gains		Total dividends paid
Class 1	$3,855	$–	$3,855	$25,860	$–		$25,860
Class 1A1	6	–	6	14	–		14
Class 2	800	–	800	5,714	–		5,714
Class 4	202	–	202	1,184	–		1,184
Total	$4,863	$–	$4,863	$32,772	$–		$32,772

Capital Income Builder

	Six months ended June 30, 2018			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains		Total dividends paid
Class 1	$4,370	$ 617	$ 4,987	$ 6,303	$–		$ 6,303
Class 1A1	21	3	24	8	–		8
Class 2	34	6	40	23	–		23
Class 4	4,593	762	5,355	7,676	–		7,676
Total	$9,018	$1,388	$10,406	$14,010	$–		$14,010

See end of tables for footnotes.

American Funds Insurance Series        167

Asset Allocation Fund

	Six months ended June 30, 2018			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income		Long-term capital gains		Total dividends and distributions paid

Class 1	$120,676	$ 666,856	$ 787,532	$287,347		$ 666,425		$ 953,772
Class 1A1	46	263	309	50		70		120
Class 2	35,740	210,133	245,873	84,847		241,077		325,924
Class 3	245	1,413	1,658	601		1,646		2,247
Class 4	23,998	148,867	172,865	47,458		145,207		192,665

Total	$180,705	$1,027,532	$1,208,237	$420,303		$1,054,425		$1,474,728

Global Balanced Fund

	Six months ended June 30, 2018[3]			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains		Total dividends and distributions paid

Class 1	$–	$–	$–	$1,298		$2,309		$ 3,607
Class 1A1	–	–	–	3		5		8
Class 2	–	–	–	2,516		5,414		7,930
Class 4	–	–	–	582		1,195		1,777

Total	$–	$–	$–	$4,399		$8,923		$13,322

Bond Fund

	Six months ended June 30, 2018			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income		Long-term capital gains		Total dividends and distributions paid

Class 1	$ 27,667	$ 8,915	$36,582	$211,473		$25,594		$237,067
Class 1A1	10	4	14	19		1		20
Class 2	14,535	5,217	19,752	119,175		15,280		134,455
Class 4	1,185	453	1,638	5,958		441		6,399

Total	$43,397	$14,589	$57,986	$336,625		$41,316		$377,941

Global Bond Fund

	Six months ended June 30, 2018			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income		Long-term capital gains		Total dividends and distributions paid

Class 1	$ 2,915	$3,256	$ 6,171	$ 14,181		$103		$14,284
Class 1A1	1	1	2	–	[2]	–	[2]	–	[2]
Class 2	2,574	3,412	5,986	11,033		99		11,132
Class 4	82	118	200	196		1		197

Total	$5,572	$6,787	$12,359	$25,410		$203		$25,613

168        American Funds Insurance Series

High-Income Bond Fund

	Six months ended June 30, 2018				Year ended December 31, 2017

Share class	Ordinary income		Long-term capital gains	Total dividends paid	Ordinary income	Long-term capital gains		Total dividends paid
Class 1	$ 6,576		$–	$ 6,576	$43,976	$–		$43,976
Class 1A1	6		–	6	12	–		12
Class 2	7,724		–	7,724	51,640	–		51,640
Class 3	125		–	125	805	–		805
Class 4	284		–	284	1,981	–		1,981
Total	$14,715		$–	$14,715	$98,414	$–		$98,414

Mortgage Fund

	Six months ended June 30, 2018				Year ended December 31, 2017

Share class	Ordinary income		Long-term capital gains	Total dividends paid	Ordinary income	Long-term capital gains		Total dividends and distributions paid
Class 1	$ 846		$–	$ 846	$5,106	$1,186		$6,292
Class 1A1	2		–	2	2	–	[2]	2
Class 2	169		–	169	1,025	262		1,287
Class 4	40		–	40	165	39		204
Total	$1,057		$–	$1,057	$6,298	$1,487		$7,785

Ultra-Short Bond Fund

	Six months ended June 30, 2018				Year ended December 31, 2017

Share class	Ordinary income		Long-term capital gains	Total dividends paid	Ordinary income	Long-term capital gains		Total dividends paid
Class 1	$ 71		$–	$ 71	$184	$–		$184
Class 1A1	–	[2]	–	–[2]	–[2]	–		–[2]
Class 2	388		–	388	697	–		697
Class 3	8		–	8	15	–		15
Class 4	16		–	16	10	–		10
Total	$483		$–	$483	$906	$–		$906

U. S. Government/AAA-Rated Securities Fund

	Six months ended June 30, 2018				Year ended December 31, 2017

Share class	Ordinary income		Long-term capital gains	Total dividends paid	Ordinary income	Long-term capital gains		Total dividends paid
Class 1	$5,048		$–	$5,048	$23,690	$–		$23,690
Class 1A1	4		–	4	1	–		1
Class 2	4,111		–	4,111	19,498	–		19,498
Class 3	27		–	27	141	–		141
Class 4	168		–	168	663	–		663
Total	$9,358		$–	$9,358	$43,993	$–		$43,993

See end of tables for footnotes.

American Funds Insurance Series        169

Managed Risk Growth Fund

	Six months ended June 30, 2018			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class P1	$ 14	$ 135	$ 149	$ 7	$ 22	$ 29
Class P2	1,397	20,395	21,792	727	4,120	4,847
Total	$1,411	$20,530	$21,941	$734	$4,142	$4,876

Managed Risk International Fund

	Six months ended June 30, 2018			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class P1	$ 3	$ 1	$ 4	$ 1	$ 1	$ 2
Class P2	1,328	738	2,066	899	1,402	2,301
Total	$1,331	$739	$2,070	$900	$1,403	$2,303

Managed Risk Blue Chip Income and Growth Fund

	Six months ended June 30, 2018			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class P1	$ 3	$ 7	$ 10	$ 4	$ 3	$ 7
Class P2	5,682	12,113	17,795	5,157	5,565	10,722
Total	$5,685	$12,120	$17,805	$5,161	$5,568	$10,729

Managed Risk Growth-Income Fund

	Six months ended June 30, 2018			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class P1	$ 34	$ 122	$ 156	$ 19	$ 73	$ 92
Class P2	2,143	9,814	11,957	1,848	7,653	9,501
Total	$2,177	$9,936	$12,113	$1,867	$7,726	$9,593

Managed Risk Asset Allocation Fund

	Six months ended June 30, 2018			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class P1	$23,251	$ 66,960	$ 90,211	$11,453	$13,811	$25,264
Class P2	30,027	107,405	137,432	20,269	24,931	45,200
Total	$53,278	$174,365	$227,643	$31,722	$38,742	$70,464

1Class 1A shares began investment operations on January 6, 2017.

2Amount less than one thousand.

3No distributions were paid by Global Balanced Fund during the six months ended June 30, 2018.

170        American Funds Insurance Series

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

Investment advisory services – The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as average net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waivers – On December 4, 2017, the series board of trustees approved amended agreements effective February 1, 2018, decreasing the annual rate to 0.580% on average daily net assets in excess of $4 billion for NewWorld Fund, decreasing the annual rate to 0.350% on average daily net assets in excess of $10.5 billion for Blue Chip Income and Growth Fund, and decreasing the annual rate to 0.320% on average daily net assets in excess of $13 billion for Bond Fund. During the six months ended June 30, 2018, CRMC voluntarily reduced the investment advisory services fees to a proposed rate of 0.500% on average daily net assets in excess of $1.5 billion for International Growth and Income Fund and a proposed rate of 0.450% on average daily net assets in excess of $600 million for Capital Income Builder. CRMC is also waiving a portion of its investment advisory services fees for each of the managed risk funds. Investment advisory services fees are presented in each fund’s statement of operations gross of the waivers from CRMC. For the six months ended June 30, 2018, total investment advisory services fees waived by CRMC were $1,374,000.

The range of rates, net asset levels and the current annualized rates of average net assets for each fund before and after any investment advisory services waivers (if applicable), are as follows:

	Rates		Net asset level (in billions)		For the period ended June 30, 2018, before waiver	For the period ended June 30, 2018, after waiver
Fund	Beginning with	Ending with	Up to	In excess of
Global Growth Fund	.690%	.460%	$.6	$5.0	.515%	.515%
Global Small Capitalization Fund	.800	.635	.6	5.0	.695	.695
Growth Fund	.500	.280	.6	34.0	.323	.323
International Fund	.690	.430	.5	21.0	.491	.491
NewWorld Fund	.850	.580	.5	4.0	.697	.697
Blue Chip Income and Growth Fund	.500	.350	.6	10.5	.388	.388
Global Growth and Income Fund	.690	.480	.6	3.0	.591	.591
Growth-Income Fund	.500	.219	.6	34.0	.258	.258
International Growth and Income Fund	.690	.530	.5	1.0	.604	.604
Capital Income Builder	.500		all		.500	.498
Asset Allocation Fund	.500	.240	.6	21.0	.266	.266
Global Balanced Fund	.660	.510	.5	1.0	.660	.660
Bond Fund	.480	.320	.6	13.0	.362	.362
Global Bond Fund	.570	.450	1.0	3.0	.529	.529
High-Income Bond Fund	.500	.420	.6	2.0	.471	.471
Mortgage Fund	.420	.290	.6	3.0	.420	.420
Ultra-Short Bond Fund	.320	.270	1.0	2.0	.320	.320
U. S. Government/AAA-Rated Securities Fund	.420	.290	.6	3.0	.338	.338
Managed Risk Growth Fund	.150		all		.150	.100
Managed Risk International Fund	.150		all		.150	.100
Managed Risk Blue Chip Income and Growth Fund	.150		all		.150	.100
Managed Risk Growth-Income Fund	.150		all		.150	.100
Managed Risk Asset Allocation Fund	.150		all		.150	.100

Distribution services – The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized

American Funds Insurance Series        171

percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 1A	0.00%	0.25%
Class 2	0.25	0.25
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

Insurance administrative services – The series has an insurance administrative services plan for Class 1A, 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services – The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services – The series has an administrative services agreement with CRMC to provide administrative services to all of the funds’ share classes. The services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, each share class of each fund, except the managed risk funds, pays an annual fee of 0.01% based on its respective average daily net assets to compensate CRMC for providing administrative services. For the managed risk funds, CRMC receives administrative services fees of 0.01% of average daily net assets from Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services – The managed risk funds have a subadministration agreement with BNY Mellon under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Miscellaneous fee reimbursements – CRMC is currently reimbursing a portion of miscellaneous fees and expenses for Managed Risk Growth Fund, Managed Risk International Fund and Managed Risk Growth-Income Fund. Miscellaneous expenses exclude investment advisory services and distribution services fees. For the six months ended June 30, 2018, total expenses reimbursed by CRMC were $50,000.

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$105
Class 1A	$ –	$ 4	–	*
Class 2	5,025	Not applicable	201
Class 4	292	292	12

Total class-specific expenses	$5,317	$296	$318

Global Small Capitalization Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$83
Class 1A	$ –	$ 1	–	*
Class 2	3,155	Not applicable	126
Class 4	171	171	7

Total class-specific expenses	$3,326	$172	$216

172        American Funds Insurance Series

Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$415
Class 1A	$ –	$ 6	–	*
Class 2	19,915	Not applicable	797
Class 3	194	Not applicable	11
Class 4	1,287	1,287	51

Total class-specific expenses	$21,396	$1,293	$1,274

New World Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$102
Class 1A	$ –	$ 2	–	*
Class 2	1,278	Not applicable	51
Class 4	568	568	23

Total class-specific expenses	$1,846	$570	$176

Global Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$25
Class 1A	$ –	$ 1	–	*
Class 2	1,887	Not applicable	76
Class 4	109	108	4

Total class-specific expenses	$1,996	$109	$105

International Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$57
Class 1A	$ –	$ 3	–	*
Class 2	342	Not applicable	14
Class 4	86	85	3

Total class-specific expenses	$428	$88	$74

See end of tables for footnotes.

International Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$254
Class 1A	$ –	$ 4	–	*
Class 2	5,631	Not applicable	225
Class 3	27	Not applicable	2
Class 4	386	386	15

Total class-specific expenses	$6,044	$390	$496

Blue Chip Income and Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$274
Class 1A	$ –	$ 2	–	*
Class 2	4,259	Not applicable	170
Class 4	342	342	14

Total class-specific expenses	$4,601	$344	$458

Growth-Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$810
Class 1A	$ –	$ 5	–	*
Class 2	17,386	Not applicable	695
Class 3	149	Not applicable	8
Class 4	1,091	1,091	44

Total class-specific expenses	$18,626	$1,096	$1,557

Capital Income Builder

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$14
Class 1A	$ –	$ 2	–	*
Class 2	2	Not applicable	–	*
Class 4	426	426	17

Total class-specific expenses	$428	$428	$31

American Funds Insurance Series        173

Asset Allocation Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$834
Class 1A	$ –	$ 7		–	*
Class 2	6,669	Not applicable		267
Class 3	33	Not applicable		2
Class 4	4,557	4,556		182

Total class-specific expenses	$11,259	$4,563		$1,285

Bond Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$323
Class 1A	$ –	$ 2		–	*
Class 2	4,765	Not applicable		191
Class 4	388	388		16

Total class-specific expenses	$5,153	$390		$530

High-Income Bond Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$31
Class 1A	$ –	$ 1	*	–	*
Class 2	941	Not applicable		38
Class 3	11	Not applicable		1
Class 4	37	37		1

Total class-specific expenses	$989	$38		$71

Ultra-Short Bond Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$2
Class 1A	$ –	$ –		–	*
Class 2	300	Not applicable		12
Class 3	4	Not applicable		–	*
Class 4	17	17		1

Total class-specific expenses	$321	$17		$15

Global Balanced Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$5
Class 1A	$ –	$ –	*	–	*
Class 2	263	Not applicable		11
Class 4	78	78		3

Total class-specific expenses	$341	$78		$19

Global Bond Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$59
Class 1A	$ –	$ –	*	–	*
Class 2	1,441	Not applicable		57
Class 4	46	46		2

Total class-specific expenses	$1,487	$46		$118

Mortgage Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$13
Class 1A	$ –	$ –	*	–	*
Class 2	76	Not applicable		3
Class 4	17	18		1

Total class-specific expenses	$93	$18		$17

U. S. Government/AAA-Rated Securities Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$76
Class 1A	$ –	$ 1	*	–	*
Class 2	1,789	Not applicable		72
Class 3	9	Not applicable		1
Class 4	77	77		3

Total class-specific expenses	$1,875	$78		$152

174        American Funds Insurance Series

Managed Risk Growth Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$ 2
Class P2	$375	375

Total class-specific expenses	$375	$377

Managed Risk Blue Chip
Income and Growth Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$ –	*
Class P2	$441	441

Total class-specific expenses	$441	$441

Managed Risk Asset Allocation Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$2,104
Class P2	$3,455	3,455

Total class-specific expenses	$3,455	$5,559

*Amount less than one thousand.

Managed Risk International Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$ –	*
Class P2	$194	194

Total class-specific expenses	$194	$194

Managed Risk Growth-Income Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$ 3
Class P2	$269	269

Total class-specific expenses	$269	$272

Trustees’ deferred compensation – Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the

American Funds Insurance Series        175

selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):

Fund	Current fees		Increase in value of deferred amounts		Total trustees’ compensation
Global Growth Fund	$18		$ 2		$20
Global Small Capitalization Fund	12		1		13
Growth Fund	71		8		79
International Fund	28		3		31
NewWorld Fund	10		1		11
Blue Chip Income and Growth Fund	26		3		29
Global Growth and Income Fund	6		1		7
Growth-Income Fund	87		10		97
International Growth and Income Fund	4		–	*	4
Capital Income Builder	2		–	*	2
Asset Allocation Fund	72		8		80
Global Balanced Fund	1		–	*	1
Bond Fund	30		3		33
Global Bond Fund	7		1		8
High-Income Bond Fund	4		1		5
Mortgage Fund	1		–	*	1
Ultra-Short Bond Fund	1		–	*	1
U.S. Government/AAA-Rated Securities Fund	9		1		10
Managed Risk Growth Fund	1		–	*	1
Managed Risk International Fund	–	*	–	*	–*
Managed Risk Blue Chip Income and Growth Fund	1		–	*	1
Managed Risk Growth-Income Fund	1		–	*	1
Managed Risk Asset Allocation Fund	12		2		14

*Amount less	than one thousand.

Affiliated officers and trustees – Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Security transactions with related funds – The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

The following table presents purchase and sales transactions between each fund and related funds as of June 30, 2018 (dollars in thousands):

Fund	Purchases	Sales
Global Small Capitalization Fund	$ 816	$58,133
Growth Fund	195,155	86,011
Blue Chip Income and Growth Fund	45,791	156,443
Global Growth and Income Fund	5,892	22,571
International Growth and Income Fund	22,356	5,081

8. Committed line of credit

Global Small Capitalization Fund, NewWorld Fund and High-Income Bond Fund participate with other funds managed by CRMC in a $1.5 billion credit facility (the “line of credit” ) to be utilized for temporary purposes to fund shareholder redemptions. Each fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in each fund’s statement of operations. None of the funds borrowed on this line of credit at any time during the six months ended June 30, 2018.

176        American Funds Insurance Series

9. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

Global Growth Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Six months ended June 30, 2018
Class 1	$157,697	5,028	$146,054	4,811		$(106,207)	(3,374)	$ 197,544	6,465
Class 1A	2,843	90	294	10		(894)	(28)	2,243	72
Class 2	28,966	932	270,442	9,000		(274,246)	(8,738)	25,162	1,194
Class 4	48,013	1,543	17,185	575		(11,903)	(385)	53,295	1,733

Total net increase (decrease)	$237,519	7,593	$433,975	14,396		$(393,250)	(12,525)	$ 278,244	9,464

Year ended December 31, 2017
Class 1	$202,598	7,210	$ 72,128	2,554		$(331,323)	(11,655)	$ (56,597)	(1,891)
Class 1A2	2,333	80	31	1		(125)	(4)	2,239	77
Class 2	55,435	2,042	139,728	5,015		(563,057)	(20,391)	(367,894)	(13,334)
Class 4	92,931	3,271	4,951	178		(11,055)	(400)	86,827	3,049

Total net increase (decrease)	$353,297	12,603	$216,838	7,748		$(905,560)	(32,450)	$(335,425)	(12,099)

Global Small Capitalization Fund
	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Six months ended June 30, 2018
Class 1	$ 56,600	2,152	$ 72,908	2,741		$ (99,688)	(3,768)	$ 29,820	1,125
Class 1A	260	10	16	–	[3]	(104)	(4)	172	6
Class 2	11,815	463	111,459	4,310		(201,063)	(7,886)	(77,789)	(3,113)
Class 4	28,288	1,101	6,491	249		(8,271)	(323)	26,508	1,027

Total net increase (decrease)	$ 96,963	3,726	$190,874	7,300		$(309,126)	(11,981)	$ (21,289)	(955)

Year ended December 31, 2017
Class 1	$128,448	5,651	$ 10,108	429		$(396,272)	(17,174)	$(257,716)	(11,094)
Class 1A2	169	8	1	–	[3]	– [3]	– [3]	170	8
Class 2	27,876	1,267	10,597	472		(343,593)	(15,314)	(305,120)	(13,575)
Class 4	73,197	3,126	270	12		(5,899)	(258)	67,568	2,880

Total net increase (decrease)	$229,690	10,052	$ 20,976	913		$(745,764)	(32,746)	$(495,098)	(21,781)

See end of tables for footnotes.

American Funds Insurance Series        177

Growth Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2018
Class 1	$ 199,125	2,439	$ 829,371	10,546	$ (640,474)	(7,841)	$ 388,022	5,144
Class 1A	3,693	45	664	8	(121)	(1)	4,236	52
Class 2	118,407	1,459	1,583,621	20,295	(1,329,785)	(16,374)	372,243	5,380
Class 3	365	4	21,179	268	(15,163)	(184)	6,381	88
Class 4	121,617	1,511	108,914	1,413	(59,895)	(747)	170,636	2,177

Total net increase (decrease)	$ 443,207	5,458	$2,543,749	32,530	$(2,045,438)	(25,147)	$ 941,518	12,841

Year ended December 31, 2017
Class 1	$ 505,734	6,906	$ 786,807	11,094	$(1,258,545)	(16,930)	$ 33,996	1,070
Class 1A2	2,708	36	78	1	(94)	(1)	2,692	36
Class 2	206,092	2,819	1,520,175	21,621	(2,205,078)	(30,135)	(478,811)	(5,695)
Class 3	468	6	20,085	282	(21,851)	(295)	(1,298)	(7)
Class 4	407,312	5,509	58,020	832	(56,254)	(776)	409,078	5,565

Total net increase (decrease)	$1,122,314	15,276	$2,385,165	33,830	$(3,541,822)	(48,137)	$ (34,343)	969

International Fund
	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2018
Class 1	$ 277,526	12,672	$247,566	11,607	$ (240,266)	(10,845)	$ 284,826	13,434
Class 1A	2,769	125	209	10	(44)	(2)	2,934	133
Class 2	289,273	13,069	217,857	10,257	(272,427)	(12,390)	234,703	10,936
Class 3	505	23	1,441	67	(2,818)	(128)	(872)	(38)
Class 4	55,407	2,547	15,566	741	(22,899)	(1,053)	48,074	2,235

Total net increase (decrease)	$ 625,480	28,436	$482,639	22,682	$ (538,454)	(24,418)	$ 569,665	26,700

Year ended December 31, 2017
Class 1	$ 760,186	38,348	$119,937	5,881	$ (613,463)	(30,471)	$ 266,660	13,758
Class 1A2	1,638	80	20	1	(119)	(5)	1,539	76
Class 2	174,876	8,941	100,155	4,954	(605,647)	(30,845)	(330,616)	(16,950)
Class 3	274	13	726	36	(3,886)	(197)	(2,886)	(148)
Class 4	209,217	10,089	4,092	200	(14,987)	(752)	198,322	9,537

Total net increase (decrease)	$1,146,191	57,471	$224,930	11,072	$(1,238,102)	(62,270)	$ 133,019	6,273

178        American Funds Insurance Series

New World Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Six months ended June 30, 2018
Class 1	$101,755	3,978	$ 59,059	2,383		$ (93,299)	(3,621)	$ 67,515	2,740
Class 1A	1,340	52	54	2		(65)	(2)	1,329	52
Class 2	37,024	1,459	28,693	1,170		(93,419)	(3,657)	(27,702)	(1,028)
Class 4	69,660	2,766	13,528	554		(16,579)	(661)	66,609	2,659

Total net increase (decrease)	$209,779	8,255	$101,334	4,109		$(203,362)	(7,941)	$ 107,751	4,423

Year ended December 31, 2017
Class 1	$280,518	12,105	$ 21,909	893		$(475,480)	(20,394)	$(173,053)	(7,396)
Class 1A2	629	27	6	–	[3]	(13)	(1)	622	26
Class 2	143,361	6,559	9,149	376		(254,737)	(11,445)	(102,227)	(4,510)
Class 4	127,556	5,560	3,016	124		(20,431)	(895)	110,141	4,789

Total net increase (decrease)	$552,064	24,251	$ 34,080	1,393		$(750,661)	(32,735)	$(164,517)	(7,091)

Blue Chip Income and Growth Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Six months ended June 30, 2018
Class 1	$116,868	7,990	$436,701	31,104		$ (269,537)	(18,041)	$ 284,032	21,053
Class 1A	1,929	130	198	14		(21)	(1)	2,106	143
Class 2	15,822	1,089	271,938	19,606		(246,012)	(16,608)	41,748	4,087
Class 4	73,920	5,052	24,199	1,751		(15,694)	(1,074)	82,425	5,729

Total net increase (decrease)	$208,539	14,261	$733,036	52,475		$ (531,264)	(35,724)	$ 410,311	31,012

Year ended December 31, 2017
Class 1	$458,480	32,688	$309,238	21,989		$ (834,928)	(58,499)	$ (67,210)	(3,822)
Class 1A2	593	42	17	1		(15)	(1)	595	42
Class 2	34,639	2,502	195,693	14,095		(439,009)	(31,376)	(208,677)	(14,779)
Class 4	129,429	9,259	10,522	756		(43,213)	(3,132)	96,738	6,883

Total net increase (decrease)	$623,141	44,491	$515,470	36,841		$(1,317,165)	(93,008)	$(178,554)	(11,676)

Global Growth and Income Fund
	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Six months ended June 30, 2018
Class 1	$ 56,678	3,563	$ 37,352	2,500		$ (23,104)	(1,429)	$ 70,926	4,634
Class 1A	771	48	65	4		(5)	– [3]	831	52
Class 2	12,827	807	111,584	7,489		(109,172)	(6,787)	15,239	1,509
Class 4	24,335	1,546	7,147	486		(10,084)	(641)	21,398	1,391

Total net increase (decrease)	$94,611	5,964	$156,148	10,479		$(142,365)	(8,857)	$ 108,394	7,586

Year ended December 31, 2017
Class 1	$133,943	8,899	$ 16,607	1,095		$(345,498)	(23,190)	$(194,948)	(13,196)
Class 1A2	125	8	3	–	[3]	(3)	– [3]	125	8
Class 2	25,134	1,709	56,976	3,780		(236,596)	(16,119)	(154,486)	(10,630)
Class 4	63,660	4,175	1,883	123		(6,203)	(417)	59,340	3,881

Total net increase (decrease)	$222,862	14,791	$ 75,469	4,998		$(588,300)	(39,726)	$(289,969)	(19,937)

See end of tables for footnotes.

American Funds Insurance Series        179

Growth-Income Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Six months ended June 30, 2018
Class 1	$ 590,501	11,378	$1,155,345	22,846		$ (741,189)	(14,160)	$1,004,657	20,064
Class 1A	3,710	71	379	8		(444)	(8)	3,645	71
Class 2	51,958	1,007	972,463	19,453		(1,047,271)	(20,309)	(22,850)	151
Class 3	160	3	11,352	224		(14,958)	(286)	(3,446)	(59)
Class 4	82,473	1,615	63,870	1,290		(47,499)	(929)	98,844	1,976

Total net increase (decrease)	$ 728,802	14,074	$2,203,409	43,821		$(1,851,361)	(35,692)	$1,080,850	22,203

Year ended December 31, 2017
Class 1	$1,521,886	32,100	$1,132,034	24,392		$(1,241,004)	(26,012)	$1,412,916	30,480
Class 1A2	2,070	43	40	1		(24)	(1)	2,086	43
Class 2	120,223	2,558	1,048,742	22,899		(1,761,342)	(37,375)	(592,377)	(11,918)
Class 3	473	10	12,561	271		(21,746)	(457)	(8,712)	(176)
Class 4	267,835	5,641	46,486	1,020		(56,983)	(1,217)	257,338	5,444

Total net increase (decrease)	$1,912,487	40,352	$2,239,863	48,583		$(3,081,099)	(65,062)	$1,071,251	23,873

International Growth and Income Fund
	Sales[1]		Reinvestments of dividends			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Six months ended June 30, 2018
Class 1	$ 80,670	4,546	$ 3,856	217		$ (56,753)	(3,133)	$ 27,773	1,630
Class 1A	127	7	6	–	[3]	(341)	(19)	(208)	(12)
Class 2	6,981	395	800	45		(12,055)	(670)	(4,274)	(230)
Class 4	17,174	964	202	11		(5,169)	(284)	12,207	691

Total net increase (decrease)	$104,952	5,912	$ 4,864	273		$ (74,318)	(4,106)	$ 35,498	2,079

Year ended December 31, 2017
Class 1	$186,307	11,140	$25,860	1,487		$(101,536)	(6,072)	$110,631	6,555
Class 1A2	2,100	121	14	1		(1)	– [3]	2,113	122
Class 2	8,391	510	5,714	329		(34,542)	(2,118)	(20,437)	(1,279)
Class 4	19,465	1,164	1,184	69		(3,332)	(202)	17,317	1,031

Total net increase (decrease)	$216,263	12,935	$32,772	1,886		$(139,411)	(8,392)	$109,624	6,429

Capital Income Builder
	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Six months ended June 30, 2018
Class 1	$ 43,810	4,261	$ 4,987	492		$ (3,291)	(324)	$ 45,506	4,429
Class 1A	2,335	232	24	2		(91)	(9)	2,268	225
Class 2	1,562	154	40	5		(55)	(6)	1,547	153
Class 4	36,533	3,584	5,355	529		(11,724)	(1,143)	30,164	2,970

Total net increase (decrease)	$ 84,240	8,231	$10,406	1,028		$ (15,161)	(1,482)	$ 79,485	7,777

Year ended December 31, 2017
Class 1	$ 84,130	8,355	$ 6,303	622		$ (9,923)	(984)	$ 80,510	7,993
Class 1A2	1,245	122	8	1		(365)	(36)	888	87
Class 2	1,371	136	23	2		(122)	(12)	1,272	126
Class 4	66,028	6,590	7,676	760		(19,222)	(1,922)	54,482	5,428

Total net increase (decrease)	$152,774	15,203	$14,010	1,385		$ (29,632)	(2,954)	$137,152	13,634

180        American Funds Insurance Series

Asset Allocation Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2018
Class 1	$ 612,693	25,709	$ 787,533	33,902	$ (442,520)	(18,563)	$ 957,706	41,048
Class 1A	2,591	109	309	14	(94)	(4)	2,806	119
Class 2	43,440	1,830	245,872	10,699	(342,228)	(14,515)	(52,916)	(1,986)
Class 3	649	27	1,657	71	(3,651)	(153)	(1,345)	(55)
Class 4	189,138	8,044	172,866	7,559	(65,523)	(2,794)	296,481	12,809

Total net increase (decrease)	$ 848,511	35,719	$1,208,237	52,245	$ (854,016)	(36,029)	$1,202,732	51,935

Year ended December 31, 2017
Class 1	$1,929,702	84,102	$ 953,771	41,982	$ (641,572)	(27,828)	$2,241,901	98,256
Class 1A2	4,261	184	121	5	(253)	(11)	4,129	178
Class 2	109,962	4,876	325,924	14,513	(579,020)	(25,433)	(143,134)	(6,044)
Class 3	1,400	61	2,246	99	(4,469)	(195)	(823)	(35)
Class 4	408,549	18,017	192,666	8,617	(159,354)	(7,104)	441,861	19,530

Total net increase (decrease)	$2,453,874	107,240	$1,474,728	65,216	$(1,384,668)	(60,571)	$2,543,934	111,885

Global Balanced Fund
	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2018
Class 1	$18,368	1,414	$ –	–	$ (92)	(7)	$18,276	1,407
Class 1A	1,259	98	–	–	(12)	(1)	1,247	97
Class 2	9,081	699	–	–	(10,784)	(834)	(1,703)	(135)
Class 4	20,501	1,596	–	–	(1,950)	(152)	18,551	1,444

Total net increase (decrease)	$49,209	3,807	$ –	–	$(12,838)	(994)	$36,371	2,813

Year ended December 31, 2017
Class 1	$22,241	1,783	$ 3,607	285	$ (6,039)	(501)	$19,809	1,567
Class 1A2	244	19	9	1	–[3]	–[3]	253	20
Class 2	16,382	1,346	7,928	628	(20,169)	(1,671)	4,141	303
Class 4	39,763	3,218	1,778	142	(2,261)	(182)	39,280	3,178

Total net increase (decrease)	$78,630	6,366	$13,322	1,056	$ (28,469)	(2,354)	$63,483	5,068

See end of tables for footnotes.

American Funds Insurance Series        181

Bond Fund

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Six months ended June 30, 2018
Class 1	$ 401,752	37,558	$ 36,339		3,455		$(188,956)	(17,777)	$249,135	23,236
Class 1A	1,752	166	13		1		(277)	(26)	1,488	141
Class 2	66,414	6,309	19,752		1,901		(198,670)	(18,939)	(112,504)	(10,729)
Class 4	61,774	5,896	1,638		158		(21,041)	(2,011)	42,371	4,043

Total net increase (decrease)	$ 531,692	49,929	$ 57,742		5,515		$(408,944)	(38,753)	$180,490	16,691

Year ended December 31, 2017
Class 1	$ 967,669	88,718	$235,240		21,678		$(1,624,503)	(147,887)	$(421,594)	(37,491)
Class 1A2	1,338	122	21		2		(272)	(25)	1,087	99
Class 2	138,965	12,898	134,455		12,545		(273,010)	(25,301)	410	142
Class 4	212,848	19,725	6,398		597		(22,490)	(2,080)	196,756	18,242

Total net increase (decrease)	$1,320,820	121,463	$376,114		34,822		$(1,920,275)	(175,293)	$(223,341)	(19,008)

Global Bond Fund
	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Six months ended June 30, 2018
Class 1	$105,872	8,842	$ 6,171		531		$(286,991)	(23,775)	$(174,948)	(14,402)
Class 1A	244	21	2		–	[3]	(1)	– [3]	245	21
Class 2	30,320	2,560	5,986		519		(58,828)	(4,961)	(22,522)	(1,882)
Class 4	22,690	1,921	200		17		(12,914)	(1,104)	9,976	834

Total net increase (decrease)	$159,126	13,344	$12,359		1,067		$(358,734)	(29,840)	$(187,249)	(15,429)

Year ended December 31, 2017
Class 1	$177,200	15,155	$14,284		1,210		$(100,697)	(8,588)	$90,787	7,777
Class 1A2	74	6	–	[3]	–	[3]	– [3]	– [3]	74	6
Class 2	45,841	3,978	11,132		952		(79,734)	(6,868)	(22,761)	(1,938)
Class 4	20,651	1,777	197		17		(2,949)	(255)	17,899	1,539

Total net increase (decrease)	$243,766	20,916	$25,613		2,179		$(183,380)	(15,711)	$85,999	7,384

High-Income Bond Fund
	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Six months ended June 30, 2018
Class 1	$ 13,009	1,273	$ 6,576		648		$ (36,324)	(3,570)	$(16,739)	(1,649)
Class 1A	232	23	6		1		(18)	(2)	220	22
Class 2	9,674	962	7,724		773		(50,387)	(5,030)	(32,989)	(3,295)
Class 3	1,314	128	125		12		(1,462)	(143)	(23)	(3)
Class 4	31,294	2,892	284		26		(31,825)	(2,954)	(247)	(36)

Total net increase (decrease)	$ 55,523	5,278	$14,715		1,460		$(120,016)	(11,699)	$(49,778)	(4,961)

Year ended December 31, 2017
Class 1	$ 43,584	4,162	$43,816		4,273		$(422,269)	(39,685)	$(334,869)	(31,250)
Class 1A2	400	39	12		1		(7)	(1)	405	39
Class 2	15,931	1,540	51,640		5,121		(92,969)	(8,946)	(25,398)	(2,285)
Class 3	397	38	805		78		(1,921)	(181)	(719)	(65)
Class 4	84,996	7,657	1,981		182		(72,820)	(6,577)	14,157	1,262

Total net increase (decrease)	$145,308	13,436	$98,254		9,655		$(589,986)	(55,390)	$(346,424)	(32,299)

182        American Funds Insurance Series

Mortgage Fund

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Six months ended June 30, 2018
Class 1	$14,936	1,450	$ 802		78		$(14,807)	(1,436)	$ 931	92
Class 1A	511	50	2		–	[3]	(7)	(1)	506	49
Class 2	3,458	336	169		17		(4,948)	(481)	(1,321)	(128)
Class 4	4,718	461	40		4		(1,075)	(105)	3,683	360

Total net increase (decrease)	$23,623	2,297	$1,013		99		$(20,837)	(2,023)	$ 3,799	373

Year ended December 31, 2017
Class 1	$52,151	4,904	$5,982		566		$(59,926)	(5,621)	$(1,793)	(151)
Class 1A2	109	10	2		–	[3]	(6)	– [3]	105	10
Class 2	7,132	672	1,287		122		(8,011)	(755)	408	39
Class 4	8,522	808	204		20		(4,876)	(462)	3,850	366

Total net increase (decrease)	$67,914	6,394	$7,475		708		$(72,819)	(6,838)	$ 2,570	264

Ultra-Short Bond Fund
	Sales[1]		Reinvestments of dividends				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Six months ended June 30, 2018
Class 1	$12,473	1,102	$ 71		6		$(13,689)	(1,208)	$(1,145)	(100)
Class 1A	–	–	–	[3]	–	[3]	–	–	– [3]	–[3]
Class 2	48,032	4,355	388		35		(60,466)	(5,482)	(12,046)	(1,092)
Class 3	2,044	183	8		1		(1,759)	(158)	293	26
Class 4	7,902	708	16		1		(9,239)	(828)	(1,321)	(119)

Total net increase (decrease)	$70,451	6,348	$483		43		$(85,153)	(7,676)	$(14,219)	(1,285)

Year ended December 31, 2017
Class 1	$14,832	1,312	$184		16		$(15,478)	(1,371)	$(462)	(43)
Class 1A2	10	1	–	[3]	–	[3]	–	–	10	1
Class 2	62,145	5,646	697		63		(111,628)	(10,146)	(48,786)	(4,437)
Class 3	1,448	130	15		2		(1,233)	(111)	230	21
Class 4	16,767	1,507	10		1		(14,407)	(1,294)	2,370	214

Total net increase (decrease)	$95,202	8,596	$906		82		$(142,746)	(12,922)	$(46,638)	(4,244)

See end of tables for footnotes.

American Funds Insurance Series        183

U. S. Government/AAA-Rated Securities Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Six months ended June 30, 2018
Class 1	$ 48,631	4,074	$ 4,973	420		$ (62,263)	(5,234)	$ (8,659)	(740)
Class 1A	847	72	3	–	[3]	(13)	(1)	837	71
Class 2	33,424	2,831	4,111	351		(75,644)	(6,435)	(38,109)	(3,253)
Class 3	229	19	27	2		(1,413)	(118)	(1,157)	(97)
Class 4	14,905	1,266	168	14		(9,335)	(789)	5,738	491
Total net increase (decrease)	$ 98,036	8,262	$ 9,282	787		$(148,668)	(12,577)	$(41,350)	(3,528)

Year ended December 31, 2017
Class 1	$291,253	23,702	$23,401	1,927		$(226,514)	(18,425)	$ 88,140	7,204
Class 1A2	1,016	83	2	–	[3]	(714)	(58)	304	25
Class 2	49,410	4,091	19,498	1,621		(103,407)	(8,550)	(34,499)	(2,838)
Class 3	1,050	86	141	12		(1,501)	(123)	(310)	(25)
Class 4	27,872	2,299	663	55		(23,884)	(1,976)	4,651	378
Total net increase (decrease)	$370,601	30,261	$ 43,705	3,615		$ (356,020)	(29,132)	$ 58,286	4,744

Managed Risk Growth Fund
	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Six months ended June 30, 2018
Class P1	$ 488	36	$ 149	11		$ (143)	(10)	$ 494	37
Class P2	31,070	2,304	21,792	1,658		(12,259)	(908)	40,603	3,054
Total net increase (decrease)	$31,558	2,340	$21,941	1,669		$(12,402)	(918)	$41,097	3,091

Year ended December 31, 2017
Class P1	$ 836	70	$ 29	2		$ (230)	(19)	$ 635	53
Class P2	46,748	3,893	4,847	408		(16,010)	(1,330)	35,585	2,971
Total net increase (decrease)	$47,584	3,963	$ 4,876	410		$(16,240)	(1,349)	$36,220	3,024

Managed Risk International Fund
	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Six months ended June 30, 2018
Class P1	$ 108	9	$ 4	1		$ (15)	(1)	$ 97	9
Class P2	17,395	1,541	2,066	186		(9,493)	(846)	9,968	881
Total net increase (decrease)	$17,503	1,550	$ 2,070	187		$ (9,508)	(847)	$10,065	890

Year ended December 31, 2017
Class P1	$ 130	14	$ 2	–	[3]	$ (166)	(17)	$ (34)	(3)
Class P2	30,462	3,002	2,301	230		(9,880)	(967)	22,883	2,265
Total net increase (decrease)	$30,592	3,016	$ 2,303	230		$(10,046)	(984)	$22,849	2,262

184        American Funds Insurance Series

Managed Risk Blue Chip Income and Growth Fund

	Sales[1]			Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2018
Class P1	$ 1	–	[3]	$ 10	1	$ (2)	(1)	$ 9	–	[3]
Class P2	11,697	927		17,795	1,461	(20,135)	(1,570)	9,357	818
Total net increase (decrease)	$11,698	927		$17,805	1,462	$(20,137)	(1,571)	$ 9,366	818

Year ended December 31, 2017
Class P1	$ 59	5		$ 7	1	$ (136)	(11)	$ (70)	(5)
Class P2	83,072	6,949		10,722	898	(56,067)	(4,624)	37,727	3,223
Total net increase (decrease)	$83,131	6,954		$10,729	899	$(56,203)	(4,635)	$37,657	3,218

Managed Risk Growth-Income Fund
	Sales[1]			Reinvestments of dividends and distributions		Repurchases[1]		Net increase
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2018
Class P1	$ 356	28		$ 156	12	$ (96)	(7)	$ 416	33
Class P2	21,581	1,687		11,957	957	(10,290)	(805)	23,248	1,839
Total net increase (decrease)	$21,937	1,715		$12,113	969	$(10,386)	(812)	$23,664	1,872

Year ended December 31, 2017
Class P1	$ 1,093	92		$ 92	8	$ (154)	(13)	$ 1,031	87
Class P2	27,997	2,382		9,501	835	(15,095)	(1,278)	22,403	1,939
Total net increase (decrease)	$29,090	2,474		$ 9,593	843	$(15,249)	(1,291)	$23,434	2,026

Managed Risk Asset Allocation Fund
	Sales[1]			Reinvestments of dividends and distributions		Repurchases[1]		Net increase
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2018
Class P1	$ 82,974	6,113		$ 90,211	6,907	$ (17,450)	(1,325)	$155,735	11,695
Class P2	69,408	5,116		137,432	10,539	(114,199)	(8,450)	92,641	7,205
Total net increase (decrease)	$152,382	11,229		$227,643	17,446	$(131,649)	(9,775)	$248,376	18,900

Year ended December 31, 2017
Class P1	$264,545	20,631		$ 25,264	1,986	$ (25,397)	(1,973)	$264,412	20,644
Class P2	253,137	19,936		45,200	3,559	(153,999)	(11,957)	144,338	11,538
Total net increase (decrease)	$517,682	40,567		$ 70,464	5,545	$(179,396)	(13,930)	$408,750	32,182

1 Includes exchanges between share classes of the fund.

2 Class 1A shares began investment operations on January 6, 2017.

3 Amount less than one thousand.

American Funds Insurance Series        185

10. Investment transactions and other disclosures

The following tables present additional information for each of the funds for the six months ended June 30, 2018 (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund
Purchases of investment securities*	$ 632,954	$633,882	$2,695,351	$1,736,664	$627,614	$2,542,362
Sales of investment securities*	1,134,660	938,437	3,693,631	1,463,805	872,281	2,763,401
Non-U. S. taxes paid on interest income	–	–	–	–	31	–
Non-U. S. taxes paid on realized gains	–	–	–	–	65	–
Non-U. S. taxes provided on unrealized gains	5,261	1,944	–	607	16,668	–
Dividend income from affiliated issuers	–	401	–	–	–	–

	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund
Purchases of investment securities*	$285,460	$4,983,498	$312,576	$305,388	$8,882,433	$126,528
Sales of investment securities*	368,636	6,744,355	278,908	251,736	9,443,218	88,547
Non-U. S. taxes (refunded) paid on interest income	–	–	(8)	–	–	9
Non-U. S. taxes paid on realized gains	3	–	6	–	–	1
Non-U. S. taxes provided on unrealized gains	1,757	213	23	–	108	140
Dividend income from affiliated issuers	–	–	–	–	222	–
Interest income from affiliated issuers	–	–	–	–	1,050	–

	Bond Fund	Global Bond Fund	High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund
Purchases of investment securities*	$24,186,976	$1,365,571	$455,950	$1,486,176	$–	$6,391,688
Sales of investment securities*	23,885,296	1,446,097	449,971	1,461,510	–	6,205,133
Non-U. S. taxes paid on interest income	33	221	–	–	–	–
Non-U. S. taxes (refunded) paid on realized gains	(196)	403	–	–	–	–
Non-U. S. taxes provided on unrealized gains	–	188	5	–	–	–

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Purchases of investment securities*	$52,581	$22,449	$32,125	$32,821	$275,727
Sales of investment securities*	15,035	8,607	24,901	8,814	54,784
Dividend income from affiliated issuers	575	389	1,376	638	15,338

*Excludes short-term securities and U. S. government obligations, if any.

11. Ownership concentration

At June 30, 2018, American Funds Insurance Series - Managed Risk Growth and Income Portfolio, American Funds Insurance Series - Managed Risk Global Allocation Portfolio and Managed Risk Asset Allocation Fund held 36%, 18% and 16% of the outstanding shares of Capital Income Builder, Global Balanced Fund and Asset Allocation Fund, respectively.

186        American Funds Insurance Series

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return		Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets
Global Growth Fund

Class 1:
6/30/18[2,3]	$30.51	$ .22	$ .82	$1.04	$(.04)	$(2.13)	$(2.17)	$29.38	3.18%[4]		$ 2,125	.54%[5]		1.38%[5]
12/31/17	24.05	.26	7.30	7.56	(.26)	(.84)	(1.10)	30.51	31.80		2,010	.55		.94
12/31/16	26.39	.25	(.14)	.11	(.29)	(2.16)	(2.45)	24.05	.87		1,630	.56		1.00
12/31/15	27.48	.25	1.80	2.05	(.35)	(2.79)	(3.14)	26.39	7.24		1,626	.55		.90
12/31/14	30.11	.31 [6]	.40	.71	(.40)	(2.94)	(3.34)	27.48	2.52		1,558	.55		1.08	[6]
12/31/13	23.58	.31	6.62	6.93	(.40)	–	(.40)	30.11	29.51		1,508	.55		1.17
Class 1A:
6/30/18[2,3]	30.46	.20	.80	1.00	(.03)	(2.13)	(2.16)	29.30	3.07	[4]	4	.79	[5]	1.30	[5]
12/31/17[2,7]	24.50	.11	6.94	7.05	(.25)	(.84)	(1.09)	30.46	29.13	[4]	2	.80	[5]	.39	[5]
Class 2:
6/30/18[2,3]	30.24	.17	.82	.99	(.03)	(2.13)	(2.16)	29.07	3.03	[4]	3,893	.79	[5]	1.11	[5]
12/31/17	23.85	.19	7.23	7.42	(.19)	(.84)	(1.03)	30.24	31.47		4,012	.80		.69
12/31/16	26.19	.18	(.14)	.04	(.22)	(2.16)	(2.38)	23.85	.62		3,483	.81		.76
12/31/15	27.30	.18	1.78	1.96	(.28)	(2.79)	(3.07)	26.19	6.94		3,817	.80		.66
12/31/14	29.92	.24 [6]	.41	.65	(.33)	(2.94)	(3.27)	27.30	2.31		3,992	.80		.85	[6]
12/31/13	23.44	.24	6.58	6.82	(.34)	–	(.34)	29.92	29.18		4,379	.80		.91
Class 4:
6/30/18[2,3]	30.13	.14	.81	.95	(.02)	(2.13)	(2.15)	28.93	2.92	[4]	253	1.04	[5]	.91	[5]
12/31/17	23.81	.10	7.22	7.32	(.16)	(.84)	(1.00)	30.13	31.11		211	1.05		.37
12/31/16	26.16	.12	(.14)	(.02)	(.17)	(2.16)	(2.33)	23.81	.37		94	1.06		.50
12/31/15	27.34	.09	1.81	1.90	(.29)	(2.79)	(3.08)	26.16	6.69		91	1.05		.34
12/31/14	30.07	.07 [6]	.50	.57	(.36)	(2.94)	(3.30)	27.34	2.01		19	1.05		.26	[6]
12/31/13	23.58	.13	6.77	6.90	(.41)	–	(.41)	30.07	29.36		1	1.06		.43

Global Small Capitalization Fund

Class 1:
6/30/18[2,3]	$25.38	$.07	$1.15	$1.22	$(.02)	$(1.14)	$(1.16)	$25.44	4.58%[4]		$1,671	.73%[5]		.52%[5]
12/31/17	20.24	.12	5.17	5.29	(.15)	–	(.15)	25.38	26.22		1,639	.73		.54
12/31/16	24.41	.12	.17	.29	(.11)	(4.35)	(4.46)	20.24	2.35		1,532	.74		.57
12/31/15	26.09	.04	.36	.40	–	(2.08)	(2.08)	24.41	.50		1,706	.73		.15
12/31/14	25.69	.09	.52	.61	(.09)	(.12)	(.21)	26.09	2.36		1,411	.74		.34
12/31/13	20.16	.04	5.70	5.74	(.21)	–	(.21)	25.69	28.60		1,241	.74		.17
Class 1A:
6/30/18[2,3]	25.36	.05	1.14	1.19	(.02)	(1.14)	(1.16)	25.39	4.49	[4]	8	.97	[5]	.41	[5]
12/31/17[2,7]	20.70	.08	4.71	4.79	(.13)	–	(.13)	25.36	23.19	[4]	8	.96	[5]	.35	[5]
Class 2:
6/30/18[2,3]	24.72	.03	1.12	1.15	(.01)	(1.14)	(1.15)	24.72	4.46	[4]	2,474	.98	[5]	.27	[5]
12/31/17	19.72	.06	5.04	5.10	(.10)	–	(.10)	24.72	25.89		2,551	.98		.27
12/31/16	23.90	.07	.15	.22	(.05)	(4.35)	(4.40)	19.72	2.10		2,303	.99		.31
12/31/15	25.64	(.03)	.37	.34	–	(2.08)	(2.08)	23.90	.27		2,492	.98		(.10)
12/31/14	25.25	.03	.51	.54	(.03)	(.12)	(.15)	25.64	2.12		2,738	.99		.10
12/31/13	19.86	(.01)	5.60	5.59	(.20)	–	(.20)	25.25	28.28		2,955	.99		(.05)
Class 4:
6/30/18[2,3]	24.91	.01	1.12	1.13	(.01)	(1.14)	(1.15)	24.89	4.33	[4]	151	1.23	[5]	.05	[5]
12/31/17	19.91	– [9]	5.09	5.09	(.09)	–	(.09)	24.91	25.62		125	1.23		–	[10]
12/31/16	24.11	.01	.16	.17	(.02)	(4.35)	(4.37)	19.91	1.85		42	1.24		.03
12/31/15	25.92	(.10)	.37	.27	–	(2.08)	(2.08)	24.11	(.02)		34	1.23		(.37)
12/31/14	25.57	(.05)	.54	.49	(.02)	(.12)	(.14)	25.92	1.88		12	1.24		(.17)
12/31/13	20.16	(.12)	5.74	5.62	(.21)	–	(.21)	25.57	28.01		4	1.24		(.50)

See end of tables for footnotes.

American Funds Insurance Series        187

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return		Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Growth Fund

Class 1:
6/30/18[2,3]	$77.85	$.35		$ 7.53	$ 7.88	$ (.12)	$ (8.24)	$ (8.36)	$77.37	9.95%[4]		$8,449	.34%[5]		.86%[5]
12/31/17	67.29	.55		17.89	18.44	(.55)	(7.33)	(7.88)	77.85	28.62		8,100	.35		.75
12/31/16	68.02	.67		5.40	6.07	(.67)	(6.13)	(6.80)	67.29	9.77		6,931	.35		1.03
12/31/15	80.15	.64		5.08	5.72	(.61)	(17.24)	(17.85)	68.02	7.12		6,796	.35		.87
12/31/14	78.54	.88	[6]	5.79	6.67	(1.16)	(3.90)	(5.06)	80.15	8.78		7,118	.35		1.12	[6]
12/31/13	60.90	.64		17.84	18.48	(.84)	–	(.84)	78.54	30.43		7,003	.35		.93
Class 1A:
6/30/18[2,3]	77.74	.28		7.49	7.77	(.11)	(8.24)	(8.35)	77.16	9.81	[4]	7	.59	[5]	.69	[5]
12/31/17[2,7]	68.84	.35		16.38	16.73	(.50)	(7.33)	(7.83)	77.74	25.47	[4]	3	.59	[5]	.47	[5]
Class 2:
6/30/18[2,3]	77.35	.24		7.50	7.74	(.09)	(8.24)	(8.33)	76.76	9.83	[4]	16,009	.59	[5]	.60	[5]
12/31/17	66.92	.37		17.76	18.13	(.37)	(7.33)	(7.70)	77.35	28.28		15,716	.60		.50
12/31/16	67.69	.51		5.36	5.87	(.51)	(6.13)	(6.64)	66.92	9.49		13,978	.60		.78
12/31/15	79.84	.46		5.06	5.52	(.43)	(17.24)	(17.67)	67.69	6.86		14,414	.60		.62
12/31/14	77.94	.68	[6]	5.75	6.43	(.63)	(3.90)	(4.53)	79.84	8.51		15,413	.60		.87	[6]
12/31/13	60.45	.47		17.68	18.15	(.66)	–	(.66)	77.94	30.11		16,334	.60		.68
Class 3:
6/30/18[2,3]	78.32	.28		7.58	7.86	(.10)	(8.24)	(8.34)	77.84	9.86	[4]	217	.52	[5]	.67	[5]
12/31/17	67.67	.42		17.98	18.40	(.42)	(7.33)	(7.75)	78.32	28.39		212	.53		.57
12/31/16	68.37	.56		5.42	5.98	(.55)	(6.13)	(6.68)	67.67	9.56		183	.53		.85
12/31/15	80.47	.51		5.11	5.62	(.48)	(17.24)	(17.72)	68.37	6.92		194	.53		.69
12/31/14	78.62	.74	[6]	5.79	6.53	(.78)	(3.90)	(4.68)	80.47	8.58		208	.53		.94	[6]
12/31/13	60.97	.52		17.84	18.36	(.71)	–	(.71)	78.62	30.20		216	.53		.75
Class 4:
6/30/18[2,3]	76.56	.15		7.40	7.55	(.07)	(8.24)	(8.31)	75.80	9.68	[4]	1,110	.84	[5]	.36	[5]
12/31/17	66.41	.18		17.61	17.79	(.31)	(7.33)	(7.64)	76.56	27.99		954	.85		.25
12/31/16	67.26	.34		5.32	5.66	(.38)	(6.13)	(6.51)	66.41	9.22		458	.85		.53
12/31/15	79.74	.29		5.02	5.31	(.55)	(17.24)	(17.79)	67.26	6.59		394	.85		.42
12/31/14	78.32	.37	[6]	5.87	6.24	(.92)	(3.90)	(4.82)	79.74	8.25		24	.85		.47	[6]
12/31/13	60.90	.29		17.90	18.19	(.77)	–	(.77)	78.32	29.96		5	.85		.40

188        American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

International Fund

Class 1:
6/30/18[2,3]	$21.71	$ .24	$ (.21)	$ .03	$(.05)	$(1.02)	$(1.07)	$20.67	(.02)%[4]	$5,052	.52%[5]		2.20%[5]
12/31/17	16.82	.26	5.16	5.42	(.30)	(.23)	(.53)	21.71	32.46	5,014	.53		1.33
12/31/16	18.08	.27	.30	.57	(.28)	(1.55)	(1.83)	16.82	3.78	3,652	.54		1.57
12/31/15	20.35	.29	(1.03)	(.74)	(.35)	(1.18)	(1.53)	18.08	(4.25)	3,427	.54		1.41
12/31/14	21.22	.30	(.81)	(.51)	(.36)	–	(.36)	20.35	(2.41)	3,282	.54		1.43
12/31/13	17.68	.27	3.59	3.86	(.32)	–	(.32)	21.22	21.91	3,324	.54		1.41
Class 1A:
6/30/18[2,3]	21.67	.24	(.23)	.01	(.05)	(1.02)	(1.07)	20.61	(.13)[4]	4	.77	[5]	2.17	[5]
12/31/17[2,7]	17.17	.09	4.93	5.02	(.29)	(.23)	(.52)	21.67	29.46 [4]	2	.77	[5]	.43	[5]
Class 2:
6/30/18[2,3]	21.63	.21	(.21)	– [9]	(.04)	(1.02)	(1.06)	20.57	(.16)[4]	4,432	.77	[5]	1.96	[5]
12/31/17	16.76	.22	5.13	5.35	(.25)	(.23)	(.48)	21.63	32.14	4,422	.78		1.10
12/31/16	18.02	.23	.30	.53	(.24)	(1.55)	(1.79)	16.76	3.53	3,710	.79		1.35
12/31/15	20.29	.24	(1.03)	(.79)	(.30)	(1.18)	(1.48)	18.02	(4.53)	3,978	.79		1.17
12/31/14	21.15	.25	(.81)	(.56)	(.30)	–	(.30)	20.29	(2.65)	4,374	.79		1.19
12/31/13	17.62	.22	3.58	3.80	(.27)	–	(. 27)	21.15	21.64	5,916	.79		1.15
Class 3:
6/30/18[2,3]	21.75	.22	(.21)	.01	(.04)	(1.02)	(1.06)	20.70	(.10)[4]	29	.70	[5]	2.02	[5]
12/31/17	16.85	.23	5.17	5.40	(.27)	(.23)	(.50)	21.75	32.23	31	.71		1.17
12/31/16	18.11	.24	.30	.54	(.25)	(1.55)	(1.80)	16.85	3.57	27	.72		1.42
12/31/15	20.38	.25	(1.03)	(.78)	(.31)	(1.18)	(1.49)	18.11	(4.44)	32	.72		1.24
12/31/14	21.24	.27	(.82)	(.55)	(.31)	–	(.31)	20.38	(2.56)	38	.72		1.28
12/31/13	17.70	.23	3.59	3.82	(.28)	–	(.28)	21.24	21.67	46	.72		1.22
Class 4:
6/30/18[2,3]	21.42	.18	(.20)	(.02)	(.04)	(1.02)	(1.06)	20.34	(.28)[4]	320	1.02	[5]	1.71	[5]
12/31/17	16.64	.11	5.16	5.27	(.26)	(.23)	(.49)	21.42	31.89	289	1.03		.55
12/31/16	17.93	.18	.29	.47	(.21)	(1.55)	(1.76)	16.64	3.21	66	1.04		1.03
12/31/15	20.23	.17	(1.00)	(.83)	(.29)	(1.18)	(1.47)	17.93	(4.75)	46	1.04		.88
12/31/14	21.16	.07	(.68)	(.61)	(.32)	–	(.32)	20.23	(2.88)	18	1.04		.31
12/31/13	17.68	(.01)	3.79	3.78	(.30)	–	(.30)	21.16	21.48	2	1.04		(.07)
See end of tables for footnotes.

American Funds Insurance Series        189

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

New World Fund

Class 1:
6/30/18[2,3]	$25.30	$.16		$(1.11)	$ (.95)	$(.06)	$ (.67)	$ (.73)	$23.62	(3.89)%[4]	$1,978		.75%[5]		1.27%[5]
12/31/17	19.72	.26		5.59	5.85	(.27)	–	(.27)	25.30	29.73	2,050		.77		1.14
12/31/16	18.87	.24		.81	1.05	(.20)	–	(.20)	19.72	5.59	1,743		.78		1.25
12/31/15	20.72	.19		(.71)	(.52)	(.17)	(1.16)	(1.33)	18.87	(2.96)	1,562		.79		.92
12/31/14	25.08	.29	[6]	(1.92)	(1.63)	(.29)	(2.44)	(2.73)	20.72	(7.63)	1,433		.78		1.23	[6]
12/31/13	22.93	.34		2.31	2.65	(.39)	(.11)	(.50)	25.08	11.66	1,388		.78		1.45
Class 1A:
6/30/18[2,3]	25.25	.16		(1.13)	(.97)	(.06)	(.67)	(.73)	23.55	(3.99)[4]	2		1.00	[5]	1.24	[5]
12/31/17[2,7]	20.14	.13		5.24	5.37	(.26)	–	(.26)	25.25	26.72 [4]	1		1.00	[5]	.53	[5]

Class 2:
6/30/18[2,3]	25.07	.13		(1.10)	(.97)	(.05)	(.67)	(.72)	23.38	(4.01)[4]	960		1.00	[5]	1.00	[5]
12/31/17	19.54	.20		5.55	5.75	(.22)	–	(.22)	25.07	29.44	1,055		1.02		.89
12/31/16	18.71	.19		.79	.98	(.15)	–	(.15)	19.54	5.26	911		1.03		1.00
12/31/15	20.54	.14		(.69)	(.55)	(.12)	(1.16)	(1.28)	18.71	(3.14)	961		1.04		.68
12/31/14	24.88	.24	[6]	(1.91)	(1.67)	(.23)	(2.44)	(2.67)	20.54	(7.87)	1,084		1.03		1.01	[6]
12/31/13	22.75	.28		2.29	2.57	(.33)	(.11)	(.44)	24.88	11.38	1,307		1.03		1.22
Class 4:
6/30/18[2,3]	24.99	.10		(1.09)	(.99)	(.05)	(.67)	(.72)	23.28	(4.13)[4]	460		1.25	[5]	.79	[5]
12/31/17	19.51	.14		5.52	5.66	(.18)	–	(.18)	24.99	29.06	427		1.27		.61
12/31/16	18.69	.14		.80	.94	(.12)	–	(.12)	19.51	5.04	240		1.28		.75
12/31/15	20.56	.08		(.68)	(.60)	(.11)	(1.16)	(1.27)	18.69	(3.37)	171		1.29		.39
12/31/14	24.99	.09	[6]	(1.83)	(1.74)	(.25)	(2.44)	(2.69)	20.56	(8.13)	64		1.28		.40	[6]
12/31/13	22.93	.14		2.41	2.55	(.38)	(.11)	(.49)	24.99	11.20	8		1.29		.56

Blue Chip Income and Growth Fund

Class 1:
6/30/18[2,3]	$14.96	$.17		$ (.09)	$ .08	$(.06)	$(1.14)	$(1.20)	$13.84	.47%[4]	$5,453		.41%[5]		2.30%[5]
12/31/17	13.53	.32		1.96	2.28	(.32)	(.53)	(.85)	14.96	17.30	5,581		.41		2.27
12/31/16	12.62	.31		1.97	2.28	(.29)	(1.08)	(1.37)	13.53	19.06	5,099		.41		2.39
12/31/15	14.69	.31		(.64)	(.33)	(.29)	(1.45)	(1.74)	12.62	(2.72)	3,638		.41		2.23
12/31/14	13.12	.46	[6]	1.59	2.05	(.48)	–	(.48)	14.69	15.69	3,542		.42		3.31	[6]
12/31/13	10.05	.27		3.06	3.33	(.26)	–	(.26)	13.12	33.26	2,814		.42		2.27
Class 1A:
6/30/18[2,3]	14.94	.15		(.09)	.06	(.06)	(1.14)	(1.20)	13.80	.32 [4]	2		.66	[5]	2.05	[5]
12/31/17[2,7]	13.75	.28		1.75	2.03	(.31)	(.53)	(.84)	14.94	15.21 [4]	1		.65	[5]	2.01	[5]

Class 2:
6/30/18[2,3]	14.80	.15		(.09)	.06	(.06)	(1.14)	(1.20)	13.66	.29 [4]	3,335		.66	[5]	2.05	[5]
12/31/17	13.39	.28		1.94	2.22	(.28)	(.53)	(.81)	14.80	17.04	3,551		.66		2.02
12/31/16	12.51	.28		1.94	2.22	(.26)	(1.08)	(1.34)	13.39	18.70	3,412		.66		2.16
12/31/15	14.57	.27		(.62)	(.35)	(.26)	(1.45)	(1.71)	12.51	(2.93)	3,228		.66		1.97
12/31/14	13.02	.44	[6]	1.55	1.99	(.44)	–	(.44)	14.57	15.36	3,722		.67		3.14	[6]
12/31/13	9.97	.23		3.05	3.28	(.23)	–	(.23)	13.02	33.00	3,755		.67		2.03
Class 4:
6/30/18[2,3]	14.77	.13		(.10)	.03	(.05)	(1.14)	(1.19)	13.61	.14 [4]	306		.91	[5]	1.80	[5]
12/31/17	13.39	.25		1.93	2.18	(.27)	(.53)	(.80)	14.77	16.70	247		.91		1.76
12/31/16	12.53	.24		1.96	2.20	(.26)	(1.08)	(1.34)	13.39	18.49	132		.91		1.81
12/31/15	14.63	.24		(.63)	(.39)	(.26)	(1.45)	(1.71)	12.53	(3.21)	32		.91		1.75
12/31/14	13.12	.34	[6]	1.63	1.97	(.46)	–	(.46)	14.63	15.13	9		.92		2.33	[6]
12/31/13	10.05	.18		3.15	3.33	(.26)	–	(.26)	13.12	33.27	–	[8]	.86		1.39

190        American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Growth and Income Fund

Class 1:
6/30/18[2,3]	$15.81	$.19		$ (.28)	$ (.09)	$(.04)	$(1.18)	$(1.22)	$14.50	(.79)%[4]	$ 512		.62%[5]		2.44%[5]
12/31/17	13.02	.35		3.06	3.41	(.36)	(.26)	(.62)	15.81	26.40	485		.63		2.43
12/31/16	12.35	.28		.66	.94	(.27)	–	(.27)	13.02	7.61	571		.63		2.18
12/31/15	12.78	.36		(.50)	(.14)	(.29)	–	(.29)	12.35	(1.14)	293		.64		2.79
12/31/14	12.53	.43	[6]	.31	.74	(.49)	–	(.49)	12.78	6.00	200		.63		3.34	[6]
12/31/13	10.56	.39		2.00	2.39	(.42)	–	(.42)	12.53	22.81	206		.62		3.35
Class 1A:
6/30/18[2,3]	15.81	.21		(.33)	(.12)	(.04)	(1.18)	(1.22)	14.47	(.99)[4]	1		.87	[5]	2.71	[5]
12/31/17[2,7]	13.21	.18		3.03	3.21	(.35)	(.26)	(.61)	15.81	24.54 [4]	–	[8]	.84	[5]	1.20	[5]

Class 2:
6/30/18[2,3]	15.78	.17		(.27)	(.10)	(.04)	(1.18)	(1.22)	14.46	(.90)[4]	1,430		.87	[5]	2.16	[5]
12/31/17	13.00	.31		3.05	3.36	(.32)	(.26)	(.58)	15.78	26.06	1,538		.88		2.11
12/31/16	12.33	.25		.65	.90	(.23)	–	(.23)	13.00	7.34	1,405		.88		1.98
12/31/15	12.75	.22		(.39)	(.17)	(.25)	–	(.25)	12.33	(1.34)	1,479		.89		1.73
12/31/14	12.51	.41	[6]	.29	.70	(.46)	–	(.46)	12.75	5.64	1,685		.88		3.22	[6]
12/31/13	10.54	.36		2.00	2.36	(.39)	–	(.39)	12.51	22.54	1,822		.87		3.09
Class 4:
6/30/18[2,3]	15.60	.15		(.29)	(.14)	(.03)	(1.18)	(1.21)	14.25	(1.12)[4]	92		1.12	[5]	1.97	[5]
12/31/17	12.89	.22		3.08	3.30	(.33)	(.26)	(.59)	15.60	25.83	79		1.14		1.49
12/31/16	12.26	.21		.65	.86	(.23)	–	(.23)	12.89	7.04	16		1.13		1.63
12/31/15	12.71	.17		(.37)	(.20)	(.25)	–	(.25)	12.26	(1.60)	5		1.14		1.32
12/31/14	12.50	.30	[6]	.37	.67	(.46)	–	(.46)	12.71	5.41	1		1.13		2.30	[6]
12/31/13	10.55	.28		2.09	2.37	(.42)	–	(.42)	12.50	22.60	1		1.12		2.27

See end of tables for footnotes.

American Funds Insurance Series        191

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return		Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets
Growth-Income Fund

Class 1:
6/30/18[2,3]	$50.22	$.42	$ 2.94	$ 3.36	$(.14)	$(3.58)	$(3.72)	$49.86	6.58%[4]		$16,653	.28%[5]		1.63%[5]
12/31/17	44.41	.81	8.89	9.70	(.78)	(3.11)	(3.89)	50.22	22.68		15,765	.28		1.69
12/31/16	45.40	.79	4.09	4.88	(.75)	(5.12)	(5.87)	44.41	11.80		12,588	.29		1.79
12/31/15	52.76	.79	.37	1.16	(.75)	(7.77)	(8.52)	45.40	1.72		10,747	.29		1.59
12/31/14	50.72	.81	4.57	5.38	(.80)	(2.54)	(3.34)	52.76	10.91		10,812	.29		1.56
12/31/13	38.48	.66	12.31	12.97	(.73)	–	(.73)	50.72	33.82		9,857	.29		1.49

Class 1A:
6/30/18[2,3]	50.15	.37	2.93	3.30	(.14)	(3.58)	(3.72)	49.73	6.46	[4]	6	.53	[5]	1.42	[5]
12/31/17[2,7]	45.39	.67	7.96	8.63	(.76)	(3.11)	(3.87)	50.15	19.83	[4]	2	.52	[5]	1.41	[5]

Class 2:
6/30/18[2,3]	49.71	.35	2.92	3.27	(.12)	(3.58)	(3.70)	49.28	6.44	[4]	13,816	.53	[5]	1.38	[5]
12/31/17	44.00	.68	8.80	9.48	(.66)	(3.11)	(3.77)	49.71	22.38		13,930	.53		1.45
12/31/16	45.04	.67	4.05	4.72	(.64)	(5.12)	(5.76)	44.00	11.51		12,854	.54		1.54
12/31/15	52.41	.66	.37	1.03	(.63)	(7.77)	(8.40)	45.04	1.45		12,895	.54		1.34
12/31/14	50.40	.67	4.55	5.22	(.67)	(2.54)	(3.21)	52.41	10.63		14,337	.54		1.31
12/31/13	38.24	.55	12.23	12.78	(.62)	–	(.62)	50.40	33.50		14,980	.54		1.25

Class 3:
6/30/18[2,3]	50.29	.38	2.95	3.33	(.13)	(3.58)	(3.71)	49.91	6.50	[4]	163	.46	[5]	1.45	[5]
12/31/17	44.47	.72	8.90	9.62	(.69)	(3.11)	(3.80)	50.29	22.47		168	.46		1.52
12/31/16	45.46	.71	4.09	4.80	(.67)	(5.12)	(5.79)	44.47	11.59		156	.47		1.61
12/31/15	52.82	.70	.37	1.07	(.66)	(7.77)	(8.43)	45.46	1.53		161	.47		1.41
12/31/14	50.77	.71	4.59	5.30	(.71)	(2.54)	(3.25)	52.82	10.71		185	.47		1.38
12/31/13	38.52	.58	12.32	12.90	(.65)	–	(.65)	50.77	33.58		193	.47		1.32

Class 4:
6/30/18[2,3]	49.31	.29	2.88	3.17	(.10)	(3.58)	(3.68)	48.80	6.33	[4]	915	.78	[5]	1.14	[5]
12/31/17	43.73	.56	8.73	9.29	(.60)	(3.11)	(3.71)	49.31	22.08		827	.78		1.19
12/31/16	44.82	.56	4.02	4.58	(.55)	(5.12)	(5.67)	43.73	11.25		495	.79		1.29
12/31/15	52.39	.58	.33	.91	(.71)	(7.77)	(8.48)	44.82	1.21		410	.79		1.25
12/31/14	50.56	.58	4.51	5.09	(.72)	(2.54)	(3.26)	52.39	10.34		30	.79		1.11
12/31/13	38.47	.45	12.33	12.78	(.69)	–	(.69)	50.56	33.32		3	.79		.96

192        American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

International Growth and Income Fund

Class 1:
6/30/18[2,3]	$17.72	$.30		$ (.63)	$ (.33)	$(.06)	$ –	$(.06)	$17.33	(1.87)%[4]	$1,124		.65%[5]		3.42%[5]
12/31/17	14.48	.46		3.20	3.66	(.42)	–	(.42)	17.72	25.31	1,121		.66		2.75
12/31/16	14.72	.43		(.19)	.24	(.42)	(.06)	(.48)	14.48	1.71	820		.68		2.93
12/31/15	16.27	.42		(1.25)	(.83)	(.38)	(.34)	(.72)	14.72	(5.34)	707		.68		2.60
12/31/14	17.48	.58	[6]	(1.09)	(.51)	(.53)	(.17)	(.70)	16.27	(2.93)	740		.68		3.32	[6]
12/31/13	15.29	.44		2.50	2.94	(.47)	(.28)	(.75)	17.48	19.39	696		.69		2.63
Class 1A:
6/30/18[2,3]	17.70	.28		(.63)	(.35)	(.06)	–	(.06)	17.29	(2.00)[4]	2		.90	[5]	3.09	[5]
12/31/17[2,7]	14.69	.34		3.08	3.42	(.41)	–	(.41)	17.70	23.36 [4]	2		.91	[5]	1.99	[5]
Class 2:
6/30/18[2,3]	17.66	.28		(.63)	(.35)	(.05)	–	(.05)	17.26	(1.98)[4]	266		.90	[5]	3.15	[5]
12/31/17	14.43	.43		3.17	3.60	(.37)	–	(.37)	17.66	25.03	276		.91		2.60
12/31/16	14.68	.40		(.21)	.19	(.38)	(.06)	(.44)	14.43	1.44	244		.93		2.72
12/31/15	16.22	.38		(1.24)	(.86)	(.34)	(.34)	(.68)	14.68	(5.60)	254		.93		2.32
12/31/14	17.43	.56	[6]	(1.10)	(.54)	(.50)	(.17)	(.67)	16.22	(3.15)	248		.93		3.21	[6]
12/31/13	15.25	.38		2.51	2.89	(.43)	(.28)	(.71)	17.43	19.09	257		.94		2.28
Class 4:
6/30/18[2,3]	17.58	.26		(.63)	(.37)	(.05)	–	(.05)	17.16	(2.12)[4]	74		1.15	[5]	2.98	[5]
12/31/17	14.38	.37		3.18	3.55	(.35)	–	(.35)	17.58	24.72	63		1.16		2.24
12/31/16	14.63	.36		(.19)	.17	(.36)	(.06)	(.42)	14.38	1.18	37		1.18		2.43
12/31/15	16.19	.33		(1.23)	(.90)	(.32)	(.34)	(.66)	14.63	(5.82)	32		1.18		2.02
12/31/14	17.45	.26	[6]	(.85)	(.59)	(.50)	(.17)	(.67)	16.19	(3.39)	20		1.18		1.52	[6]
12/31/13	15.29	.03		2.87	2.90	(.46)	(.28)	(.74)	17.45	19.16	1		1.19		.18

Capital Income Builder

Class 1:
6/30/18[2,3]	$10.40	$.17		$ (.39)	$ (.22)	$(.16)	$(.02)	$(.18)	$10.00	(2.11)%[4]	$288		.53%[5]		3.45%[5]
12/31/17	9.46	.32		.93	1.25	(.31)	–	(.31)	10.40	13.29	254		.54		3.21
12/31/16	9.40	.32		.07	.39	(.33)	–	(.33)	9.46	4.17	156		.54		3.39
12/31/15	9.81	.28		(.40)	(.12)	(.29)	–	(.29)	9.40	(1.23)	80		.56		2.88
12/31/14[2,11]	10.00	.19		(.18)	.01	(.19)	(.01)	(.20)	9.81	.12 [4]	20		.56	[5]	2.87	[5]
Class 1A:
6/30/18[2,3]	10.39	.17		(.40)	(.23)	(.15)	(.02)	(.17)	9.99	(2.23)[4]	3		.78	[5]	3.43	[5]
12/31/17[2,7]	9.57	.27		.84	1.11	(.29)		(.29)	10.39	11.72 [4]	1		.79	[5]	2.63	[5]
Class 2:
6/30/18[2,3]	10.40	.17		(.41)	(.24)	(.15)	(.02)	(.17)	9.99	(2.32)[4]	3		.78	[5]	3.38	[5]
12/31/17	9.46	.29		.93	1.22	(.28)	–	(.28)	10.40	13.04	1		.79		2.82
12/31/16	9.40	.27		.11	.38	(.32)	–	(.32)	9.46	4.08	–	[8]	.80		2.82
12/31/15	9.81	.31		(.43)	(.12)	(.29)	–	(.29)	9.40	(1.23)[12]	–	[8]	.46	[12]	3.12	[12]
12/31/14[2,11]	10.00	.20		(.19)	.01	(.19)	(.01)	(.20)	9.81	.12 [4,12]	–	[8]	.47	[5,12]	2.94	5,[12]
Class 4:
6/30/18[2,3]	10.38	.15		(.40)	(.25)	(.13)	(.02)	(.15)	9.98	(2.36)[4]	355		1.03	[5]	2.92	[5]
12/31/17	9.45	.27		.92	1.19	(.26)	–	(.26)	10.38	12.65	338		1.04		2.72
12/31/16	9.38	.27		.08	.35	(.28)	–	(.28)	9.45	3.78	256		1.04		2.88
12/31/15	9.80	.25		(.42)	(.17)	(.25)	–	(.25)	9.38	(1.79)	157		1.05		2.55
12/31/14[2,11]	10.00	.14		(.16)	(.02)	(.17)	(.01)	(.18)	9.80	(.21)[4]	55		1.06	[5]	2.08	[5]

See end of tables for footnotes.

American Funds Insurance Series        193

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return		Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Asset Allocation Fund

Class 1:
6/30/18[2,3]	$23.71	$.25	$.04	$.29	$(.09)	$(1.03)	$(1.12)	$22.88	1.14%[4]		$16,914	.28%[5]		2.08%[5]
12/31/17	21.68	.44	3.06	3.50	(.41)	(1.06)	(1.47)	23.71	16.51		16,556	.29		1.90
12/31/16	20.62	.42	1.54	1.96	(.39)	(.51)	(.90)	21.68	9.69		13,008	.29		1.97
12/31/15	22.23	.40	(.02)	.38	(.40)	(1.59)	(1.99)	20.62	1.64		10,913	.29		1.85
12/31/14	22.49	.44	.81	1.25	(.39)	(1.12)	(1.51)	22.23	5.66		11,997	.30		1.95
12/31/13	18.43	.35	4.07	4.42	(.36)	–	(.36)	22.49	24.04		10,515	.31		1.71
Class 1A:
6/30/18[2,3]	23.69	.23	.02	.25	(.08)	(1.03)	(1.11)	22.83	1.00	[4]	7	.53	[5]	1.91	[5]
12/31/17[2,7]	21.97	.39	2.78	3.17	(.39)	(1.06)	(1.45)	23.69	14.78	[4]	4	.53	[5]	1.69	[5]
Class 2:
6/30/18[2,3]	23.49	.21	.03	.24	(.07)	(1.03)	(1.10)	22.63	.98	[4]	5,235	.53	[5]	1.82	[5]
12/31/17	21.49	.37	3.04	3.41	(.35)	(1.06)	(1.41)	23.49	16.23		5,480	.54		1.64
12/31/16	20.45	.36	1.53	1.89	(.34)	(.51)	(.85)	21.49	9.41		5,144	.54		1.72
12/31/15	22.06	.34	(.01)	.33	(.35)	(1.59)	(1.94)	20.45	1.40		5,008	.54		1.60
12/31/14	22.33	.37	.81	1.18	(.33)	(1.12)	(1.45)	22.06	5.40		5,494	.55		1.69
12/31/13	18.31	.30	4.03	4.33	(.31)	–	(.31)	22.33	23.69		5,760	.56		1.47
Class 3:
6/30/18[2,3]	23.73	.22	.05	.27	(.08)	(1.03)	(1.11)	22.89	1.07	[4]	35	.46	[5]	1.89	[5]
12/31/17	21.70	.39	3.07	3.46	(.37)	(1.06)	(1.43)	23.73	16.29		38	.47		1.72
12/31/16	20.64	.38	1.54	1.92	(.35)	(.51)	(.86)	21.70	9.49		35	.47		1.79
12/31/15	22.25	.36	(.02)	.34	(.36)	(1.59)	(1.95)	20.64	1.46		36	.47		1.67
12/31/14	22.51	.39	.81	1.20	(.34)	(1.12)	(1.46)	22.25	5.47		40	.48		1.76
12/31/13	18.45	.32	4.06	4.38	(.32)	–	(.32)	22.51	23.81		42	.49		1.54
Class 4:
6/30/18[2,3]	23.40	.18	.04	.22	(.07)	(1.03)	(1.10)	22.52	.86	[4]	3,736	.78	[5]	1.59	[5]
12/31/17	21.43	.32	3.02	3.34	(.31)	(1.06)	(1.37)	23.40	15.91		3,582	.79		1.40
12/31/16	20.40	.31	1.53	1.84	(.30)	(.51)	(.81)	21.43	9.16		2,861	.79		1.47
12/31/15	22.11	.30	(.02)	.28	(.40)	(1.59)	(1.99)	20.40	1.14		2,414	.79		1.45
12/31/14	22.46	.34	.79	1.13	(.36)	(1.12)	(1.48)	22.11	5.16		32	.80		1.55
12/31/13	18.43	.27	4.12	4.39	(.36)	–	(.36)	22.46	23.89		1	.79		1.22

194        American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Balanced Fund

Class 1:
6/30/18[2,3]	$12.75	$.14		$(.20)	$(.06)	$–	$–	$–	$12.69	(.47)%[4]	$111		.70%[5]		2.19%[5]
12/31/17	11.08	.21		1.99	2.20	(.15)	(.38)	(.53)	12.75	19.91	93		.72		1.68
12/31/16	10.74	.19		.32	.51	(.17)	–	(.17)	11.08	4.73	64		.72		1.73
12/31/15	11.11	.20		(.28)	(.08)	(.14)	(.15)	(.29)	10.74	(. 69)	47		.72		1.80
12/31/14	11.37	.25	[6]	(.03)	.22	(.18)	(.30)	(.48)	11.11	1.87	37		.71		2.14	[6]
12/31/13	10.34	.22		1.07	1.29	(.18)	(.08)	(.26)	11.37	12.56	36		.70		2.05
Class 1A:
6/30/18[2,3]	12.74	.14		(.21)	(.07)	–	–	–	12.67	(.55)[4]	1		.96	[5]	2.26	[5]
12/31/17[2,7]	11.18	.16		1.92	2.08	(.14)	(.38)	(.52)	12.74	18.71 [4]	–	[8]	.94	[5]	1.27	[5]
Class 2:
6/30/18[2,3]	12.72	.12		(.19)	(.07)	–	–	–	12.65	(.55)[4]	206		.95	[5]	1.89	[5]
12/31/17	11.06	.18		1.98	2.16	(.12)	(.38)	(.50)	12.72	19.57	210		.96		1.43
12/31/16	10.72	.16		.32	.48	(.14)	–	(.14)	11.06	4.48	178		.97		1.48
12/31/15	11.09	.18		(.28)	(.10)	(.12)	(.15)	(.27)	10.72	(. 95)	171		.97		1.60
12/31/14	11.35	.22	[6]	(.03)	.19	(.15)	(.30)	(.45)	11.09	1.63	179		.96		1.88	[6]
12/31/13	10.33	.20		1.06	1.26	(.16)	(.08)	(.24)	11.35	12.23	156		.95		1.79
Class 4:
6/30/18[2,3]	12.63	.11		(.20)	(.09)	–	–	–	12.54	(.71)[4]	69		1.20	[5]	1.72	[5]
12/31/17	11.00	.13		1.99	2.12	(.11)	(.38)	(.49)	12.63	19.38	51		1.22		1.07
12/31/16	10.69	.12		.33	.45	(.14)	–	(.14)	11.00	4.21	10		1.24		1.12
12/31/15	11.09	.06		(.17)	(.11)	(.14)	(.15)	(.29)	10.69	(1.00)	1		1.34		.58
12/31/14	11.35	.24	[6]	(.02)	.22	(.18)	(.30)	(.48)	11.09	1.88 [12]	–	[8]	.67	[12]	2.07	[6],[12]
12/31/13	10.33	.22		1.06	1.28	(.18)	(.08)	(.26)	11.35	12.49 [12]	–	[8]	.71	[12]	1.98	[12]

Bond Fund

Class 1:
6/30/18[2,3]	$10.82	$.14		$(.33)	$(.19)	$(.05)	$(.01)	$(.06)	$10.57	(1.76)%[4]	$6,532		.38%[5]		2.60%[5]
12/31/17	10.80	.24		.18	.42	(.24)	(.16)	(.40)	10.82	3.88	6,434		.38		2.19
12/31/16	10.70	.21		.14	.35	(.21)	(.04)	(.25)	10.80	3.27	6,829		.38		1.91
12/31/15	11.08	.22		(.17)	.05	(.21)	(.22)	(.43)	10.70	. 45	5,731		.38		1.95
12/31/14	10.73	.23		.37	.60	(.25)	– [9]	(.25)	11.08	5.59	4,977		.39		2.03
12/31/13	11.29	.22		(.43)	(.21)	(.23)	(.12)	(.35)	10.73	(1.89)	4,506		.39		2.01
Class 1A:
6/30/18[2,3]	10.80	.13		(.34)	(.21)	(.04)	(.01)	(.05)	10.54	(1.87)[4]	3		.63	[5]	2.41	[5]
12/31/17[2,7]	10.82	.22		.15	.37	(.23)	(.16)	(.39)	10.80	3.46 [4]	1		.62	[5]	2.01	[5]
Class 2:
6/30/18[2,3]	10.69	.12		(.33)	(.21)	(.04)	(.01)	(.05)	10.43	(1.92)[4]	3,759		.63	[5]	2.35	[5]
12/31/17	10.67	.21		.18	.39	(.21)	(.16)	(.37)	10.69	3.67	3,966		.63		1.94
12/31/16	10.58	.18		.13	.31	(.18)	(.04)	(.22)	10.67	2.95	3,959		.63		1.65
12/31/15	10.95	.18		(.15)	.03	(.18)	(.22)	(.40)	10.58	. 28	4,135		.63		1.69
12/31/14	10.61	.20		.36	.56	(.22)	– [9]	(.22)	10.95	5.28	4,565		.64		1.79
12/31/13	11.17	.19		(.43)	(.24)	(.20)	(.12)	(.32)	10.61	(2.16)	4,763		.64		1.76
Class 4:
6/30/18[2,3]	10.68	.11		(.32)	(.21)	(.04)	(.01)	(.05)	10.42	(1.94)[4]	331		.88	[5]	2.11	[5]
12/31/17	10.70	.19		.16	.35	(.21)	(.16)	(.37)	10.68	3.29	297		.88		1.72
12/31/16	10.61	.15		.15	.30	(.17)	(.04)	(.21)	10.70	2.80	102		.88		1.41
12/31/15	11.01	.16		(.16)	–	(.18)	(.22)	(.40)	10.61	(. 08)	59		.88		1.47
12/31/14	10.69	.16		.39	.55	(.23)	– [9]	(.23)	11.01	5.15	29		.89		1.43
12/31/13	11.29	.17		(.43)	(.26)	(.22)	(.12)	(.34)	10.69	(2.34)	3		.89		1.58

See end of tables for footnotes.

American Funds Insurance Series        195

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Bond Fund

Class 1:
6/30/18[2,3]	$11.88	$.15	$(.33)	$(.18)	$(.03)	$(.04)	$(.07)	$11.63	(1.54)%[4]	$1,079		.56%[5]		2.50%[5]
12/31/17	11.22	.28	.52	.80	(.07)	(.07)	(.14)	11.88	7.11	1,273		.56		2.37
12/31/16	11.01	.26	.06	.32	(.09)	(.02)	(.11)	11.22	2.92	1,115		.57		2.26
12/31/15	11.77	.27	(.71)	(.44)	(.01)	(.31)	(.32)	11.01	(3.75)	1,032		.57		2.34
12/31/14	11.88	.29	(.08)	.21	(.21)	(.11)	(.32)	11.77	1.71	1,194		.57		2.35
12/31/13	12.32	.28	(.58)	(.30)	–	(.14)	(.14)	11.88	(2.40)	1,093		.56		2.37
Class 1A:
6/30/18[2,3]	11.87	.14	(.32)	(.18)	(.03)	(.04)	(.07)	11.62	(1.55)[4]	–	[8]	.80	[5]	2.35	[5]
12/31/17[2,7]	11.22	.26	.52	.78	(.06)	(.07)	(.13)	11.87	7.00 [4]	–	[8]	.72	[5]	2.27	[5]
Class 2:
6/30/18[2,3]	11.79	.13	(.32)	(.19)	(.02)	(.04)	(.06)	11.54	(1.59)[4]	1,118		.81	[5]	2.26	[5]
12/31/17	11.14	.25	.51	.76	(.04)	(.07)	(.11)	11.79	6.86	1,164		. 81		2.12
12/31/16	10.93	.23	.07	.30	(.07)	(.02)	(.09)	11.14	2.71	1,121		. 82		2.01
12/31/15	11.72	.24	(.71)	(.47)	(.01)	(.31)	(.32)	10.93	(4.07)	1,208		. 82		2.09
12/31/14	11.81	.26	(.09)	.17	(.15)	(.11)	(.26)	11.72	1.39	1,386		. 82		2.11
12/31/13	12.27	.25	(.57)	(.32)	–	(.14)	(.14)	11.81	(2.58)	1,496		. 81		2.11
Class 4:
6/30/18[2,3]	11.70	.12	(.32)	(.20)	(.02)	(.04)	(.06)	11.44	(1.71)[4]	40		1.07	[5]	2.03	[5]
12/31/17	11.08	.22	.51	.73	(.04)	(.07)	(.11)	11.70	6.63	31		1.06		1.89
12/31/16	10.89	.20	.06	.26	(.05)	(.02)	(.07)	11.08	2.42	12		1.07		1.76
12/31/15	11.70	.21	(.71)	(.50)	– [9]	(.31)	(.31)	10.89	(4.27)	6		1.07		1.86
12/31/14	11.87	.20	(.05)	.15	(.21)	(.11)	(.32)	11.70	1.16	4		1.09		1.66
12/31/13	12.31	.27	(.57)	(.30)	–	(.14)	(.14)	11.87	(2.41)	–	[8]	. 79		2.25

196        American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

High-Income Bond Fund

Class 1:
6/30/18[2,3]	$10.19	$.31	$(.26)	$.05	$(.11)	$–	$(.11)	$10.13	.48%[4]		$ 611		.49%[5]		6.20%[5]
12/31/17	10.18	.63	.10	.73	(.72)	–	(.72)	10.19	7.25		632		.49		5.98
12/31/16	9.19	.61	1.02	1.63	(.64)	–	(.64)	10.18	17.83		949		.49		6.18
12/31/15	10.54	.64	(1.36)	(.72)	(.63)	–	(.63)	9.19	(6.94)		1,017		.48		6.12
12/31/14	11.13	.67	(.59)	.08	(.67)	–	(.67)	10.54	.80		1,017		.48		5.90
12/31/13	11.16	.75	.01	.76	(.79)	–	(.79)	11.13	6.89		856		.48		6.54
Class 1A:
6/30/18[2,3]	10.18	.30	(.26)	.04	(.11)	–	(.11)	10.11	.37	[4]	1		.73	[5]	5.99	[5]
12/31/17[2,7]	10.28	.60	. 02	.62	(.72)	–	(.72)	10.18	6.02	[4]	–	[8]	.72	[5]	5.74	[5]
Class 2:
6/30/18[2,3]	10.03	.30	(.27)	.03	(.10)	–	(.10)	9.96	.35	[4]	738		.74	[5]	5.95	[5]
12/31/17	10.04	.59	.10	.69	(.70)	–	(.70)	10.03	6.89		776		.74		5.72
12/31/16	9.06	.58	1.01	1.59	(.61)	–	(.61)	10.04	17.69		799		.74		5.92
12/31/15	10.41	.60	(1.35)	(.75)	(.60)	–	(.60)	9.06	(7.30)		765		.73		5.85
12/31/14	10.99	.63	(.57)	.06	(.64)	–	(.64)	10.41	.63		929		.73		5.67
12/31/13	11.03	.71	.01	. 72	(.76)	–	(.76)	10.99	6.60		1,061		.73		6.29
Class 3:
6/30/18[2,3]	10.23	.31	(.27)	.04	(.11)	–	(.11)	10.16	.35	[4]	12		.67	[5]	6.03	[5]
12/31/17	10.22	.61	.10	.71	(.70)	–	(.70)	10.23	7.02		12		.67		5.79
12/31/16	9.22	.59	1.03	1.62	(.62)	–	(.62)	10.22	17.68		13		.67		5.99
12/31/15	10.57	.62	(1.37)	(.75)	(.60)	–	(.60)	9.22	(7.13)		12		.66		5.91
12/31/14	11.16	.65	(.59)	.06	(.65)	–	(.65)	10.57	.59		16		.66		5.74
12/31/13	11.18	.73	.02	. 75	(.77)	–	(.77)	11.16	6.77		19		.66		6.36
Class 4:
6/30/18[2,3]	10.82	.31	(.28)	.03	(.10)	–	(.10)	10.75	. 27	[4]	33		.99	[5]	5.69	[5]
12/31/17	10.79	.61	.10	.71	(.68)	–	(.68)	10.82	6.63		34		.99		5.46
12/31/16	9.73	.60	1.07	1.67	(.61)	–	(.61)	10.79	17.29		21		.99		5.55
12/31/15	11.05	.62	(1.43)	(.81)	(.51)	–	(.51)	9.73	(7.42)		1		.98		5.51
12/31/14	11.12	.63	(.59)	.04	(.11)	–	(.11)	11.05	.35		–	[8]	.98		5.49
12/31/13	11.16	.67	.08	. 75	(.79)	–	(.79)	11.12	6.81		–	[8]	.93		5.82

See end of tables for footnotes.

American Funds Insurance Series        197

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Mortgage Fund

Class 1:
6/30/18[2,3]	$10.47	$.10		$(.23)	$(.13)	$(.03)	$ –	$(.03)	$10.31	(1.21)%[4]	$262		.46%[5]		1.93%[5]
12/31/17	10.56	.16		– [9]	.16	(.18)	(.07)	(.25)	10.47	1.47	265		.47		1.52
12/31/16	10.61	.15		.11	.26	(.20)	(.11)	(.31)	10.56	2.50	269		.46		1.39
12/31/15	10.70	.10		.13	.23	(.18)	(.14)	(.32)	10.61	2.09	272		.45		.89
12/31/14	10.23	.12		.45	.57	(.10)	–	(.10)	10.70	5.54	292		.45		1.12
12/31/13	10.47	.04		(.18)	(.14)	(.08)	(.02)	(.10)	10.23	(1.41)	198		.44		. 35
Class 1A:
6/30/18[2,3]	10.46	.09		(.23)	(.14)	(.03)	–	(.03)	10.29	(1.31)[4]	1		.70	[5]	1.76	[5]
12/31/17[2,7]	10.55	.14		– [9]	.14	(.16)	(.07)	(.23)	10.46	1.31 [4]	–	[8]	.70	[5]	1.38	[5]
Class 2:
6/30/18[2,3]	10.45	.09		(.22)	(.13)	(.03)	–	(.03)	10.29	(1.26)[4]	60		.71	[5]	1.68	[5]
12/31/17	10.54	.14		(.01)	.13	(.15)	(.07)	(.22)	10.45	1.22	63		.72		1.27
12/31/16	10.59	.12		.12	.24	(.18)	(.11)	(.29)	10.54	2.25	63		.71		1.14
12/31/15	10.68	.07		.13	.20	(.15)	(.14)	(.29)	10.59	1.86	59		.70		.65
12/31/14	10.22	.10		.44	.54	(.08)	–	(.08)	10.68	5.23	52		.70		.91
12/31/13	10.46	–	[9]	(.17)	(.17)	(.05)	(.02)	(.07)	10.22	(1.68)	49		.69		(.02)
Class 4:
6/30/18[2,3]	10.38	.07		(.22)	(.15)	(.03)	–	(.03)	10.20	(1.38)[4]	16		.96	[5]	1.45	[5]
12/31/17	10.48	.11		– [9]	.11	(.14)	(.07)	(.21)	10.38	.97	12		.97		1.03
12/31/16	10.52	.09		.12	.21	(.14)	(.11)	(.25)	10.48	2.01	8		.96		.86
12/31/15	10.65	.04		.14	.18	(.17)	(.14)	(.31)	10.52	1.62	11		.97		.37
12/31/14	10.23	.05		.46	.51	(.09)	–	(.09)	10.65	4.98	1		.94		.47
12/31/13	10.47	.02		(.16)	(.14)	(.08)	(.02)	(.10)	10.23	(1.41)[12]	–	[8]	.38	[12]	.23	[12]

198        American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Ultra-Short Bond Fund

Class 1:
6/30/18[2,3]	$11.29	$ .08	$(.01)		$ .07	$(.02)	$–	$(.02)	$11.34	.65%[4]	$36	.33%[5]		1.38%[5]
12/31/17	11.27	.08	(.01)		.07	(.05)	–	(.05)	11.29	.66	37	.35		.68
12/31/16[13]	11.26	.01	–	[9]	.01	–	–	–	11.27	.09	37	.35		.11
12/31/15	11.28	(.03)	.01		(.02)	–	–	–	11.26	(.18)	39	.34		(.24)
12/31/14	11.31	(.03)			(.03)	–	–	–	11.28	(.27)	49	.34		(.26)
12/31/13	11.34	(.03)	–	[9]	(.03)	–	–	–	11.31	(.27)	57	.34		(.24)

Class 1A:
6/30/18[2,3]	11.29	.08	(.01)		.07	(.02)	–	(.02)	11.34	.65 [4]	–[8]	.33	[5]	1.38 [5]
12/31/17[2,7]	11.27	.08	–	[9]	.08	(.06)	–	(.06)	11.29	.67 [4]	–[8]	.34	[5]	.69 [5]

Class 2:
6/30/18[2,3]	11.01	.06	–	[9]	.06	(.02)	–	(.02)	11.05	.53 [4]	237	.58	[5]	1.13 [5]
12/31/17	10.99	.05	–	[9]	.05	(.03)	–	(.03)	11.01	.46	249	.60		.42
12/31/16[13]	11.01	(.02)	–	[9]	(.02)	–	–	–	10.99	(.18)	297	.60		(.14)
12/31/15	11.06	(.05)	–	[9]	(.05)	–	–	–	11.01	(.45)	302	.59		(.49)
12/31/14	11.12	(.06)	–		(.06)	–	–	–	11.06	(.54)	331	.59		(.51)
12/31/13	11.17	(.05)	–	[9]	(.05)	–	–	–	11.12	(.45)	395	.59		(.49)

Class 3:
6/30/18[2,3]	11.12	.07	–	[9]	.07	(.02)	–	(.02)	11.17	.63 [4]	5	.51	[5]	1.21 [5]
12/31/17	11.10	.06	–	[9]	.06	(.04)	–	(.04)	11.12	.54	4	.53		.50
12/31/16[13]	11.11	(.01)	–	[9]	(.01)	–	–	–	11.10	(.09)	4	.53		(.08)
12/31/15	11.16	(.05)	–	[9]	(.05)	–	–	–	11.11	(.45)	6	.52		(.42)
12/31/14	11.21	(.05)	–		(.05)	–	–	–	11.16	(.45)	8	.52		(.44)
12/31/13	11.26	(.05)	–	[9]	(.05)	–	–	–	11.21	(.44)	8	.52		(.42)

Class 4:
6/30/18[2,3]	11.13	.05	–	[9]	.05	(.01)	–	(.01)	11.17	.47 [4]	14	.83	[5]	.88 [5]
12/31/17	11.12	.02	–	[9]	.02	(.01)	–	(.01)	11.13	.16	15	.85		.19
12/31/16[13]	11.17	(.04)	(.01)		(.05)	–	–	–	11.12	(.45)	13	.85		(.40)
12/31/15	11.25	(.08)	–	[9]	(.08)	–	–	–	11.17	(.71)	16	.85		(.74)
12/31/14	11.30	(.09)	.04		(.05)	–	–	–	11.25	(.44)	7	.84		(.77)
12/31/13	11.34	(.04)	–	[9]	(.04)	–	–	–	11.30	(.35)[12]	–[8]	.37	[12]	(.32)[12]
See end of tables for footnotes.

American Funds Insurance Series        199

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

U.S. Government/AAA-Rated Securities Fund

Class 1:
6/30/18[2,3]	$12.08	$.12	$(.26)	$(.14)	$(.04)	$–	$(.04)	$11.90	(1.08)%[4]	$1,526		.36%[5]		2.00%[5]
12/31/17	12.05	.21	.01	.22	(.19)	–	(.19)	12.08	1.83	1,558		.36		1.68
12/31/16	12.31	.16	.03	.19	(.20)	(.25)	(.45)	12.05	1.44	1,467		.36		1.31
12/31/15	12.40	.13	.09	.22	(.21)	(.10)	(.31)	12.31	1.93	1,426		.35		1.02
12/31/14	11.94	.15	.48	.63	(.17)	–	(.17)	12.40	5.24	1,723		.35		1.24
12/31/13	12.75	.08	(.44)	(.36)	(.11)	(.34)	(.45)	11.94	(2.87)	1,584		.35		.67
Class 1A:
6/30/18[2,3]	12.08	.11	(.26)	(.15)	(.04)	–	(.04)	11.89	(1.25)[4]	1		.60	[5]	1.86	[5]
12/31/17[2,7]	12.05	.18	.03	.21	(.18)	–	(.18)	12.08	1.73 [4]	–	[8]	.58	[5]	1.53	[5]
Class 2:
6/30/18[2,3]	11.96	.10	(.25)	(.15)	(.03)	–	(.03)	11.78	(1.22)[4]	1,412		.61	[5]	1.75	[5]
12/31/17	11.93	.17	.02	.19	(.16)	–	(.16)	11.96	1.59	1,473		.61		1.43
12/31/16	12.20	.13	.02	.15	(.17)	(.25)	(.42)	11.93	1.19	1,503		.61		1.05
12/31/15	12.29	.10	.09	.19	(.18)	(.10)	(.28)	12.20	1.59	1,579		.60		.79
12/31/14	11.83	.12	.47	.59	(.13)	–	(.13)	12.29	5.01	1,717		.60		1.00
12/31/13	12.63	.05	(.43)	(.38)	(.08)	(.34)	(.42)	11.83	(3.08)	1,801		.60		.42
Class 3:
6/30/18[2,3]	12.11	.11	(.26)	(.15)	(.04)	–	(.04)	11.92	(1.19)[4]	9		.545		1.82	[5]
12/31/17	12.07	.18	.03	.21	(.17)	–	(.17)	12.11	1.72	10		.54		1.50
12/31/16	12.34	.14	.02	.16	(.18)	(.25)	(.43)	12.07	1.24	11		.54		1.12
12/31/15	12.43	.11	.09	.20	(.19)	(.10)	(.29)	12.34	1.64	11		.53		.85
12/31/14	11.96	.13	.48	.61	(.14)	–	(.14)	12.43	5.11	13		.53		1.08
12/31/13	12.76	.06	(.43)	(.37)	(.09)	(.34)	(.43)	11.96	(3.00)	14		.53		.47
Class 4:
6/30/18[2,3]	11.98	.09	(.25)	(.16)	(.03)	–	(.03)	11.79	(1.33)[4]	67		.86	[5]	1.51	[5]
12/31/17	11.96	.14	.01	.15	(.13)	–	(.13)	11.98	1.28	62		.86		1.18
12/31/16	12.22	.10	.03	.13	(.14)	(.25)	(.39)	11.96	.99	57		.86		.82
12/31/15	12.34	.07	.08	.15	(.17)	(.10)	(.27)	12.22	1.29	46		.85		.56
12/31/14	11.93	.06	.51	.57	(.16)	–	(.16)	12.34	4.76	21		.85		.50
12/31/13	12.75	.08	(.44)	(.36)	(.12)	(.34)	(.46)	11.93	(2.95)	–	[8]	.84		.68

200        American Funds Insurance Series

		Income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu- tions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[14]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements		Ratio of expenses to average net assets after waivers/ reimbursements[14]		Net effective expense ratio[14,15]		Ratio of net income (loss) to average net assets[14]

Managed Risk Growth Fund

Class P1:
6/30/18[2,3]	$13.22	$ .01		$ .73	$.74	$(.10)	$ (.89)	$ (.99)	$12.97	5.41%[4,12]		$ 2		.41%[5,12]		.36%[5,12]		.71%[5,12]		.10%[5,12]
12/31/17	10.71	.08		2.70	2.78	(.07)	(.20)	(.27)	13.22	26.23	[12]	2		.42	[12]	.36	[12]	.70	[12]	.6912
12/31/16	11.49	.08		.20	.28	(.05)	(1.01)	(1.06)	10.71	2.89	[12]	1		.50	[12]	.34	[12]	.68	[12]	.7912
12/31/15	11.37	.09		.03	.12	–	–	–	11.49	1.06	[12]	–	[8]	.53	[12]	.29	[12]	.63	[12]	.8012
12/31/14	11.43	.31		(.06)	.25	(.12)	(.19)	(.31)	11.37	2.18	[12]	–	[8]	.50	[12]	.32	[12]	.65	[12]	2.7112
12/31/13[2,16]	10.00	.12		1.38	1.50	(.07)	–	(.07)	11.43	15.05	[4,12]	–	[8]	.88	[5,12]	.25	[5,12]	.58	[5,12]	1.64	[5,12]
Class P2:
6/30/18[2,3]	13.14	(.01)		.72	.71	(.06)	(.89)	(.95)	12.90	5.26	[4]	320		.68	[5]	.62	[5]	.97	[5]	(.18)[5]
12/31/17	10.64	.04		2.70	2.74	(.04)	(.20)	(.24)	13.14	25.99		286		.69		.63		.97		.34
12/31/16	11.43	.05		.19	.24	(.02)	(1.01)	(1.03)	10.64	2.52		200		.79		.63		.97		.43
12/31/15	11.35	.04		.04	.08				11.43	.71		146		.89		.66		1.00		.31
12/31/14	11.43	.12		.08	.20	(.09)	(.19)	(.28)	11.35	1.77		79		.87		.69		1.02		1.01
12/31/13[2,16]	10.00	.12		1.37	1.49	(.06)	–	(.06)	11.43	14.94	[4,12]	28		1.05	[5,12]	.52	[5,12]	.85	[5,12]	1.69	[5,12]

Managed Risk International Fund
Class P1:
6/30/182,3	$11.25	$.03		$(.09)	$(.06)	$(.13)	$(.05)	$(.18)	$11.01	(.50)%[4,12]		$–	[8]	.27%[5,12]		.21%[5,12]		.70%[5,12]		.46%[5,12]
12/31/17	8.89	.11		2.47	2.58	(.10)	(.12)	(.22)	11.25	29.28	[12]	–	[8]	.28	[12]	.20	[12]	.69	[12]	1.13	[12]
12/31/16	9.48	.10		(.35)	(.25)	(.12)	(.22)	(.34)	8.89	(2.59)[12]		–	[8]	.39	[12]	.23	[12]	.74	[12]	1.15	[12]
12/31/15	10.10	.18		(.80)	(.62)	– [9]	–	– [9]	9.48	(6.12)[12]		–	[8]	.45	[12]	.21	[12]	.72	[12]	1.75	[12]
12/31/14	10.82	.14		(.71)	(.57)	(.15)	–	(.15)	10.10	(5.31)[12]		–	[8]	.50	[12]	.25	[12]	.76	[12]	1.33	[12]
12/31/13[2,16]	10.00	.13		.78	.91	(.09)	–	(.09)	10.82	9.08	[4,12]	–	[8]	1.05	[5,2]	.23	[5,12]	.73	[5,12]	1.92	[5,12]
Class P2:
6/30/18[2,3]	11.15	–	[9]	(.08)	(.08)	(.10)	(.05)	(.15)	10.92	(.76)[4]		155		.70	[5]	.62	[5]	1.11	[5]	(.05)[5]
12/31/17	8.83	.11		2.41	2.52	(.08)	(.12)	(.20)	11.15	28.69		148		.71		.63		1.12		1.03
12/31/16	9.43	.09		(.38)	(.29)	(.09)	(.22)	(.31)	8.83	(3.05)		97		.79		.63		1.14		.97
12/31/15	10.09	.13		(.79)	(.66)	– [9]	–	– [9]	9.43	(6.52)		83		.90		.66		1.17		1.30
12/31/14	10.82	.16		(.77)	(.61)	(.12)	–	(.12)	10.09	(5.68)		46		.91		.67		1.18		1.51
12/31/13[2,16]	10.00	.18		.72	.90	(.08)	–	(.08)	10.82	8.99	[4,12]	17		1.19	[5,12]	.44	[5,12]	.94	[5,12]	2.66	[5,12]

Managed Risk Blue Chip Income and Growth Fund

Class P1:
6/30/18[2,3]	$13.04	$.04		$(.27)	$(.23)	$(.21)	$(.44)	$(.65)	$12.16	(1.80)%[4,12]		$–	[8]	.27%[5,12]		.22%[5,12]		.61%[5,12]		.62%[5,12]
12/31/17	11.67	.19		1.59	1.78	(.22)	(.19)	(.41)	13.04	15.48	[12]	–	[8]	.30	[12]	.25	[12]	.64	[12]	1.59	[12]
12/31/16	10.80	.20		1.25	1.45	(.21)	(.37)	(.58)	11.67	13.77	[12]	–	[8]	.43	[12]	.27	[12]	.67	[12]	1.83	[12]
12/31/15	11.70	.19		(1.02)	(.83)	(.07)	–	(.07)	10.80	(7.07)[12]		–	[8]	.50	[12]	.27	[12]	.66	[12]	1.64	[12]
12/31/14	11.05	.40		.55	.95	(.30)	–	(.30)	11.70	8.58	[12]	–	[8]	.50	[12]	.31	[12]	.70	[12]	3.43	[12]
12/31/13[2,16]	10.00	.20		1.01	1.21	(.16)	–	(.16)	11.05	12.16	[4,12]	–	[8]	.84	[5,12]	.24	[5,12]	.64	[5,12]	2.80	[5,12]
Class P2:
6/30/18[2,3]	12.96	.01		(.26)	(.25)	(.21)	(.44)	(.65)	12.06	(2.04)[4]		351		.67	[5]	.62	[5]	1.01	[5]	.215
12/31/17	11.61	.17		1.55	1.72	(.18)	(.19)	(.37)	12.96	15.03		367		.68		.63		1.02		1.43
12/31/16	10.76	.23		1.18	1.41	(.19)	(.37)	(.56)	11.61	13.39		291		.79		.63		1.03		2.04
12/31/15	11.67	.18		(1.05)	(.87)	(.04)	–	(.04)	10.76	(7.43)		137		.89		.66		1.05		1.57
12/31/14	11.05	.50		.40	.90	(.28)	–	(.28)	11.67	8.10		98		.88		.69		1.08		4.27
12/31/13[2,16]	10.00	.28		.92	1.20	(.15)	–	(.15)	11.05	12.05	[4,12]	26		1.04	[5,12]	.54	[5,12]	.94	[5,12]	3.91	[5,12]

See end of tables for footnotes.

American Funds Insurance Series        201

Financial highlights (continued)

		Income loss from investment operations[1]				Dividends and distributions								Ratio of expenses to average net assets before waivers/ reimbursements		Ratio of expenses to average net assets after waivers/ reimbursements[14]
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[14]		Net assets, end of period (in millions)						Net effective expense ratio[14,15]		Ratio of net income (loss) to average net assets[14]

Managed Risk Growth-Income Fund

Class P1:
6/30/18[2,3]	$12.66	$.02		$ .43	$ .45	$(.16)	$(.57)	$(.73)	$12.38	3.47%[4,12]		$ 3		.43%[5,12]		.36%[5,12]		.65%[5,12]		.28%[5,12]
12/31/17	11.07	.19		2.03	2.22	(.13)	(.50)	(.63)	12.66	20.64	[12]	2		.44	[12]	.37	[12]	.66	[12]	1.61	[12]
12/31/16	11.25	.16		.52	.68	(.16)	(.70)	(.86)	11.07	6.49	[12]	1		.52	[12]	.36	[12]	.64	[12]	1.46	[12]
12/31/15	11.67	.25		(.63)	(.38)	(.04)	–	(.04)	11.25	(3.27)[12]		1		.56	[12]	.31	[12]	.59	[12]	2.17	[12]
12/31/14	11.50	.35		.21	.56	(.14)	(.25)	(.39)	11.67	4.85	[12]	–	[8]	.45	[12]	.25	[12]	.52	[12]	2.94	[12]
12/31/13[2,16]	10.00	.14		1.47	1.61	(.11)	–	(.11)	11.50	16.15	[4,12]	–	[8]	.92	[5,12]	.23	[5,12]	.50	[5,12]	2.01	[5,12]

Class P2:
6/30/18[2,3]	12.58	–	[9]	.43	.43	(.12)	(.57)	(.69)	12.32	3.39	[4]	225		.69	[5]	.62	[5]	.91	[5]	.02	[5]
12/31/17	11.02	.13		2.05	2.18	(.12)	(.50)	(.62)	12.58	20.40		206		.70		.63		.92		1.08
12/31/16	11.22	.12		.52	.64	(.14)	(.70)	(.84)	11.02	6.08		160		.79		.63		.91		1.13
12/31/15	11.65	.12		(.54)	(.42)	(.01)	–	(.01)	11.22	(3.64)		122		.89		.66		.94		1.04
12/31/14	11.50	.16		35	.51	(.11)	(.25)	(.36)	11.65	4.42		76		.87		.69		.96		1.38
12/31/13[2,16]	10.00	.20		1.40	1.60	(.10)	–	(.10)	11.50	16.04	[4,12]	24		1.09	[5,12]	.50	[5,12]	.77	[5,12]	2.73	[5,12]

Managed Risk Asset Allocation Fund

Class P1:
6/30/18[2,3]	$13.59	$.03		$ (.04)	$ (.01)	$(.18)	$(.53)	$(.71)	$12.87	(.14)%[4]		$1,719		.41%[5]		.36%[5]		.64%[5]		.40%[5]
12/31/17	12.02	.19		1.60	1.79	(.10)	(.12)	(.22)	13.59	15.06		1,656		.43		.38		.66		1.45
12/31/16	11.72	.19		.67	.86	(.19)	(.37)	(.56)	12.02	7.57		1,217		.43		.38		.66		1.65
12/31/15	12.29	.25		(.34)	(.09)	(.22)	(.26)	(.48)	11.72	(.83)		712		.54		.40		.68		2.06
12/31/14	11.93	.13		.26	.39	(.03)	–	(.03)	12.29	3.24		277		.53		.48		.76		1.04
12/31/13	9.99	.27		1.81	2.08	(.14)	–	(.14)	11.93	20.82	[12]	112		.55	[12]	.47	[12]	.75	[12]	2.37	[12]

Class P2:
6/30/18[2,3]	13.55	.01		(.03)	(.02)	(.15)	(.53)	(.68)	12.85	(.26)[4]		2,746		.66	[5]	.61	[5]	.89	[5]	.13	[5]
12/31/17	12.01	.15		1.61	1.76	(.10)	(.12)	(.22)	13.55	14.80		2,798		.68		.63		.91		1.13
12/31/16	11.71	.14		.69	.83	(.16)	(.37)	(.53)	12.01	7.27		2,342		.68		.63		.91		1.20
12/31/15	12.27	.14		(.26)	(.12)	(.18)	(.26)	(.44)	11.71	(1.07)		1,953		.79		.66		.94		1.16
12/31/14	11.93	.16		.19	.35	(.01)	–	(.01)	12.27	2.91		1,780		.79		.73		1.01		1.33
12/31/13	9.99	.28		1.77	2.05	(.11)	–	(.11)	11.93	20.58	[12]	795		.80	[12]	.73	[12]	1.01	[12]	2.43	[12]

	Six months ended June 30, 2018[2,3,4]	Period ended December 31
Portfolio turnover rate for all share classes, excluding mortgage dollar roll transactions[17]		2017	2016	2015	2014	2013
Capital Income Builder	21%	59%	41%	38%	24%[4,11]
Asset Allocation Fund	13	39	43	28	42	Not available
Global Balanced Fund	16	28	43	36	40
Bond Fund	49	153	108	141	121
Global Bond Fund	49	74	70	88	134
Mortgage Fund	29	98	113	138	108
U.S. Government/AAA-Rated Securities Fund	33	120	273	352	88

202        American Funds Insurance Series

		Year ended December 31
Portfolio turnover rate for all share classes, including mortgage dollar roll transactions[17]	Six months ended June 30, 2018[2,3,4]	2017		2016		2015	2014		2013
Global Growth Fund	10%	31%		27%		29%	22%		39%
Global Small Capitalization Fund	16	33		40		36	28		36
Growth Fund	11	24		26		20	29		19
International Fund	16	29		31		37	18		21
New World Fund	19	56		32		39	36		43
Blue Chip Income and Growth Fund	29	34		30		26	37		30
Global Growth and Income Fund	14	41		57		37	28		31
Growth-Income Fund	17	27		27		25	25		19
International Growth and Income Fund	20	51		32		35	34		34
Capital Income Builder	56	88		53		128	35	[4,11]
Asset Allocation Fund	41	85		83		76	88		74
Global Balanced Fund	26	41		65		76	73		81
Bond Fund	269	502		375		434	365		354
Global Bond Fund	72	105		154		159	200		213
High-Income Bond Fund	33	78		89		66	54		64
Mortgage Fund	477	680		713		1103	790		715
U. S. Government/AAA-Rated Securities Fund	241	551		539		901	387		621
Ultra-Short Bond Fund	–[18]	–	[18]	–	[13,18]	N/A	N/A		N/A
Managed Risk Growth Fund	5	25		15		16	22		10	[2,4,16]
Managed Risk International Fund	6	25		26		15	22		6	[2,4,16]
Managed Risk Blue Chip Income and Growth Fund	7	32		9		20	22		3	[2,4,16]
Managed Risk Growth-Income Fund	4	26		14		11	28		2	[2,4,16]
Managed Risk Asset Allocation Fund	1	1		3		3	3		3

[1]	Based on average shares outstanding.
[2]	Based on operations for a period that is less than a full year.
[3]	Unaudited.
[4]	Not annualized.
[5]	Annualized.
[6]

For the year ended December 31, 2014, reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the net investment income per share and ratio of net income to average net assets would have been lower for all share classes.

[7]	Class 1A shares began investment operations on January 6, 2017.
[8]	Amount less than $1 million.
[9]	Amount less than $.01.
[10]	Amount less than .01%.
[11]	For the period May 1, 2014, commencement of operations, through December 31, 2014.
[12]

All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.

[13]	On May 1, 2016, the fund converted from a cash fund to an ultra-short-term bond fund and changed its name from Cash Management Fund to Ultra-Short Bond Fund.
[14]

This column reflects the impact of certain waivers/reimbursements by CRMC. CRMC waived a portion of investment advisory services and reimbursed a portion of miscellaneous fees and expenses for some of the managed risk funds.

[15]	Ratio reflects weighted average net expense ratio of the underlying fund for the period presented. See Expense Example for further information regarding fees and expenses.
[16]	For the period May 1, 2013, commencement of operations, through December 31, 2013.
[17]	Refer to Note 5 for further information on mortgage dollar rolls.
[18]	Amount is either less than 1% or there is no turnover.

See Notes to Financial Statements

American Funds Insurance Series        203

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2018, through June 30, 2018).

Actual expenses:

The first line of each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

204        American Funds Insurance Series

	Beginning account value 1/1/2018	Ending account value 6/30/2018	Expenses paid during period[1]	Annualized expense ratio
Global Growth Fund
Class 1 - actual return	$1,000.00	$1,031.77	$2.72	.54%
Class 1 - assumed 5% return	1,000.00	1,022.12	2.71	.54

Class 1A - actual return	1,000.00	1,030.66	3.98	.79
Class 1A - assumed 5% return	1,000.00	1,020.88	3.96	.79

Class 2 - actual return	1,000.00	1,030.27	3.98	.79
Class 2 - assumed 5% return	1,000.00	1,020.88	3.96	.79

Class 4 - actual return	1,000.00	1,029.16	5.23	1.04
Class 4 - assumed 5% return	1,000.00	1,019.64	5.21	1.04
Global Small Capitalization Fund
Class 1 - actual return	$1,000.00	$1,045.83	$3.70	.73%
Class 1 - assumed 5% return	1,000.00	1,021.17	3.66	.73

Class 1A - actual return	1,000.00	1,044.90	4.92	.97
Class 1A - assumed 5% return	1,000.00	1,019.98	4.86	.97

Class 2 - actual return	1,000.00	1,044.62	4.97	.98
Class 2 - assumed 5% return	1,000.00	1,019.93	4.91	.98

Class 4 - actual return	1,000.00	1,043.26	6.23	1.23
Class 4 - assumed 5% return	1,000.00	1,018.70	6.16	1.23
Growth Fund
Class 1 - actual return	$1,000.00	$1,099.51	$1.77	.34%
Class 1 - assumed 5% return	1,000.00	1,023.11	1.71	.34

Class 1A - actual return	1,000.00	1,098.14	3.07	.59
Class 1A - assumed 5% return	1,000.00	1,021.87	2.96	.59

Class 2 - actual return	1,000.00	1,098.28	3.07	.59
Class 2 - assumed 5% return	1,000.00	1,021.87	2.96	.59

Class 3 - actual return	1,000.00	1,098.63	2.71	.52
Class 3 - assumed 5% return	1,000.00	1,022.22	2.61	.52

Class 4 - actual return	1,000.00	1,096.83	4.37	.84
Class 4 - assumed 5% return	1,000.00	1,020.63	4.21	.84
International Fund
Class 1 - actual return	$1,000.00	$ 999.79	$2.58	.52%
Class 1 - assumed 5% return	1,000.00	1,022.22	2.61	.52

Class 1A - actual return	1,000.00	998.70	3.82	.77
Class 1A - assumed 5% return	1,000.00	1,020.98	3.86	.77

Class 2 - actual return	1,000.00	998.45	3.82	.77
Class 2 - assumed 5% return	1,000.00	1,020.98	3.86	.77

Class 3 - actual return	1,000.00	999.00	3.47	.70
Class 3 - assumed 5% return	1,000.00	1,021.32	3.51	.70

Class 4 - actual return	1,000.00	997.25	5.05	1.02
Class 4 - assumed 5% return	1,000.00	1,019.74	5.11	1.02
New World Fund
Class 1 - actual return	$1,000.00	$ 961.10	$3.65	.75%
Class 1 - assumed 5% return	1,000.00	1,021.08	3.76	.75

Class 1A - actual return	1,000.00	960.11	4.86	1.00
Class 1A - assumed 5% return	1,000.00	1,019.84	5.01	1.00

Class 2 - actual return	1,000.00	959.91	4.86	1.00
Class 2 - assumed 5% return	1,000.00	1,019.84	5.01	1.00

Class 4 - actual return	1,000.00	958.72	6.07	1.25
Class 4 - assumed 5% return	1,000.00	1,018.60	6.26	1.25

See end of tables for footnotes.

American Funds Insurance Series         205

	Beginning account value 1/1/2018	Ending account value 6/30/2018	Expenses paid during period[1]	Annualized expense ratio
Blue Chip Income and Growth Fund
Class 1 - actual return	$1,000.00	$1,004.71	$2.04	.41%
Class 1 - assumed 5% return	1,000.00	1,022.76	2.06	.41

Class 1A - actual return	1,000.00	1,003.23	3.28	.66
Class 1A - assumed 5% return	1,000.00	1,021.52	3.31	.66

Class 2 - actual return	1,000.00	1,002.92	3.28	.66
Class 2 - assumed 5% return	1,000.00	1,021.52	3.31	.66

Class 4 - actual return	1,000.00	1,001.37	4.52	.91
Class 4 - assumed 5% return	1,000.00	1,020.28	4.56	.91
Global Growth and Income Fund
Class 1 - actual return	$1,000.00	$ 992.10	$3.06	.62%
Class 1 - assumed 5% return	1,000.00	1,021.72	3.11	.62

Class 1A - actual return	1,000.00	990.11	4.29	.87
Class 1A - assumed 5% return	1,000.00	1,020.48	4.36	.87

Class 2 - actual return	1,000.00	991.02	4.29	.87
Class 2 - assumed 5% return	1,000.00	1,020.48	4.36	.87

Class 4 - actual return	1,000.00	988.75	5.52	1.12
Class 4 - assumed 5% return	1,000.00	1,019.24	5.61	1.12
Growth-Income Fund
Class 1 - actual return	$1,000.00	$1,065.81	$1.43	.28%
Class 1 - assumed 5% return	1,000.00	1,023.41	1.40	.28

Class 1A - actual return	1,000.00	1,064.62	2.71	.53
Class 1A - assumed 5% return	1,000.00	1,022.17	2.66	.53

Class 2 - actual return	1,000.00	1,064.43	2.71	.53
Class 2 - assumed 5% return	1,000.00	1,022.17	2.66	.53

Class 3 - actual return	1,000.00	1,065.03	2.36	.46
Class 3 - assumed 5% return	1,000.00	1,022.51	2.31	.46

Class 4 - actual return	1,000.00	1,063.25	3.99	.78
Class 4 - assumed 5% return	1,000.00	1,020.93	3.91	.78
International Growth and Income Fund
Class 1 - actual return	$1,000.00	$ 981.29	$3.19	.65%
Class 1 - assumed 5% return	1,000.00	1,021.57	3.26	.65

Class 1A - actual return	1,000.00	979.96	4.42	.90
Class 1A - assumed 5% return	1,000.00	1,020.33	4.51	.90

Class 2 - actual return	1,000.00	980.25	4.42	.90
Class 2 - assumed 5% return	1,000.00	1,020.33	4.51	.90

Class 4 - actual return	1,000.00	978.77	5.64	1.15
Class 4 - assumed 5% return	1,000.00	1,019.09	5.76	1.15
Capital Income Builder
Class 1 - actual return	$1,000.00	$ 978.89	$2.60	.53%
Class 1 - assumed 5% return	1,000.00	1,022.17	2.66	.53

Class 1A - actual return	1,000.00	977.74	3.82	.78
Class 1A - assumed 5% return	1,000.00	1,020.93	3.91	.78

Class 2 - actual return	1,000.00	976.82	3.82	.78
Class 2 - assumed 5% return	1,000.00	1,020.93	3.91	.78

Class 4 - actual return	1,000.00	976.42	5.05	1.03
Class 4 - assumed 5% return	1,000.00	1,019.69	5.16	1.03

206        American Funds Insurance Series

	Beginning account value 1/1/2018	Ending account value 6/30/2018	Expenses paid during period[1]	Annualized expense ratio
Asset Allocation Fund
Class 1 - actual return	$1,000.00	$1,011.43	$1.40	.28%
Class 1 - assumed 5% return	1,000.00	1,023.41	1.40	.28

Class 1A - actual return	1,000.00	1,009.98	2.64	.53
Class 1A - assumed 5% return	1,000.00	1,022.17	2.66	.53

Class 2 - actual return	1,000.00	1,009.82	2.64	.53
Class 2 - assumed 5% return	1,000.00	1,022.17	2.66	.53

Class 3 - actual return	1,000.00	1,010.71	2.29	.46
Class 3 - assumed 5% return	1,000.00	1,022.51	2.31	.46

Class 4 - actual return	1,000.00	1,008.65	3.88	.78
Class 4 - assumed 5% return	1,000.00	1,020.93	3.91	.78
Global Balanced Fund
Class 1 - actual return	$1,000.00	$ 995.29	$3.46	.70%
Class 1 - assumed 5% return	1,000.00	1,021.32	3.51	.70

Class 1A - actual return	1,000.00	994.51	4.75	.96
Class 1A - assumed 5% return	1,000.00	1,020.03	4.81	.96

Class 2 - actual return	1,000.00	994.49	4.70	.95
Class 2 - assumed 5% return	1,000.00	1,020.08	4.76	.95

Class 4 - actual return	1,000.00	992.88	5.93	1.20
Class 4 - assumed 5% return	1,000.00	1,018.84	6.01	1.20
Bond Fund
Class 1 - actual return	$1,000.00	$ 982.41	$1.87	.38%
Class 1 - assumed 5% return	1,000.00	1,022.91	1.91	.38

Class 1A - actual return	1,000.00	981.35	3.09	.63
Class 1A - assumed 5% return	1,000.00	1,021.67	3.16	.63

Class 2 - actual return	1,000.00	980.84	3.09	.63
Class 2 - assumed 5% return	1,000.00	1,021.67	3.16	.63

Class 4 - actual return	1,000.00	980.58	4.32	.88
Class 4 - assumed 5% return	1,000.00	1,020.43	4.41	.88
Global Bond Fund
Class 1 - actual return	$1,000.00	$ 984.61	$2.76	.56%
Class 1 - assumed 5% return	1,000.00	1,022.02	2.81	.56

Class 1A - actual return	1,000.00	984.53	3.94	.80
Class 1A - assumed 5% return	1,000.00	1,020.83	4.01	.80

Class 2 - actual return	1,000.00	984.07	3.98	.81
Class 2 assumed 5% return	1,000.00	1,020.78	4.06	.81

Class 4 - actual return	1,000.00	982.94	5.26	1.07
Class 4 - assumed 5% return	1,000.00	1,019.49	5.36	1.07

See end of tables for footnotes.

American Funds Insurance Series        207

	Beginning account value 1/1/2018	Ending account value 6/30/2018	Expenses paid during period[1]	Annualized expense ratio
High-Income Bond Fund
Class 1 - actual return	$1,000.00	$1,004.83	$2.44	.49%
Class 1 - assumed 5% return	1,000.00	1,022.36	2.46	.49

Class 1A - actual return	1,000.00	1,003.71	3.63	.73
Class 1A - assumed 5% return	1,000.00	1,021.17	3.66	.73

Class 2 - actual return	1,000.00	1,003.46	3.68	.74
Class 2 - assumed 5% return	1,000.00	1,021.12	3.71	.74

Class 3 - actual return	1,000.00	1,003.52	3.33	.67
Class 3 - assumed 5% return	1,000.00	1,021.47	3.36	.67

Class 4 - actual return	1,000.00	1,002.74	4.92	.99
Class 4 - assumed 5% return	1,000.00	1,019.89	4.96	.99

Mortgage Fund
Class 1 - actual return	$1,000.00	$ 987.90	$2.27	.46%
Class 1 - assumed 5% return	1,000.00	1,022.51	2.31	.46

Class 1A - actual return	1,000.00	986.87	3.45	.70
Class 1A - assumed 5% return	1,000.00	1,021.32	3.51	.70

Class 2 - actual return	1,000.00	987.45	3.50	.71
Class 2 - assumed 5% return	1,000.00	1,021.27	3.56	.71

Class 4 - actual return	1,000.00	986.21	4.73	.96
Class 4 - assumed 5% return	1,000.00	1,020.03	4.81	.96

Ultra-Short Bond Fund
Class 1 - actual return	$1,000.00	$1,006.47	$1.64	.33%
Class 1 - assumed 5% return	1,000.00	1,023.16	1.66	.33

Class 1A - actual return	1,000.00	1,006.48	1.64	.33
Class 1A - assumed 5% return	1,000.00	1,023.16	1.66	.33

Class 2 - actual return	1,000.00	1,005.28	2.88	.58
Class 2 - assumed 5% return	1,000.00	1,021.92	2.91	.58

Class 3 - actual return	1,000.00	1,006.28	2.54	.51
Class 3 - assumed 5% return	1,000.00	1,022.27	2.56	.51

Class 4 - actual return	1,000.00	1,004.73	4.13	.83
Class 4 - assumed 5% return	1,000.00	1,020.68	4.16	.83

U.S.Government/AAA-Rated Securities Fund
Class 1 - actual return	$1,000.00	$ 989.20	$1.78	.36%
Class 1 - assumed 5% return	1,000.00	1,023.01	1.81	.36

Class 1A - actual return	1,000.00	987.50	2.96	.60
Class 1A - assumed 5% return	1,000.00	1,021.82	3.01	.60

Class 2 - actual return	1,000.00	987.82	3.01	.61
Class 2 - assumed 5% return	1,000.00	1,021.77	3.06	.61

Class 3 - actual return	1,000.00	988.07	2.66	.54
Class 3 - assumed 5% return	1,000.00	1,022.12	2.71	.54

Class 4 - actual return	1,000.00	986.66	4.24	.86
Class 4 - assumed 5% return	1,000.00	1,020.53	4.31	.86

208        American Funds Insurance Series

	Beginning account value 1/1/2018	Ending account value 6/30/2018	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]

Managed Risk Growth Fund
Class P1 - actual return	$1,000.00	$1,054.08	$1.83	.36%	$3.62	.71%
Class P1 - assumed 5% return	1,000.00	1,023.01	1.81	.36	3.56	.71

Class P2 - actual return	1,000.00	1,052.61	3.16	.62	4.94	.97
Class P2 - assumed 5% return	1,000.00	1,021.72	3.11	.62	4.86	.97

Managed Risk International Fund
Class P1 - actual return	$1,000.00	$ 995.01	$1.04	.21%	$3.46	.70%
Class P1 - assumed 5% return	1,000.00	1,023.75	1.05	.21	3.51	.70

Class P2 - actual return	1,000.00	992.36	3.06	.62	5.48	1.11
Class P2 - assumed 5% return	1,000.00	1,021.72	3.11	.62	5.56	1.11

Managed Risk Blue Chip Income and Growth Fund
Class P1 - actual return	$1,000.00	$ 981.97	$1.08	.22%	$3.00	.61%
Class P1 - assumed 5% return	1,000.00	1,023.70	1.10	.22	3.06	.61

Class P2 - actual return	1,000.00	979.60	3.04	.62	4.96	1.01
Class P2 - assumed 5% return	1,000.00	1,021.72	3.11	.62	5.06	1.01

Managed Risk Growth-Income Fund
Class P1 - actual return	$1,000.00	$1,034.70	$1.82	.36%	$3.28	.65%
Class P1 - assumed 5% return	1,000.00	1,023.01	1.81	.36	3.26	.65

Class P2 - actual return	1,000.00	1,033.87	3.13	.62	4.59	.91
Class P2 - assumed 5% return	1,000.00	1,021.72	3.11	.62	4.56	.91

Managed Risk Asset Allocation Fund
Class P1 - actual return	$1,000.00	$ 998.57	$1.78	.36%	$3.17	.64%
Class P1 - assumed 5% return	1,000.00	1,023.01	1.81	.36	3.21	.64

Class P2 - actual return	1,000.00	997.44	3.02	.61	4.41	.89
Class P2 - assumed 5% return	1,000.00	1,021.77	3.06	.61	4.46	.89

[1]

The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]

The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).

[4]

The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

American Funds Insurance Series        209

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210        American Funds Insurance Series

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American Funds Insurance Series        211

Offices of the series and of the investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Investment subadviser

Milliman Financial Risk Management LLC

(Managed Risk Funds only)

71 South Wacker Drive, 31st Floor

Chicago, IL 60606

Custodians of assets

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Bank of New York Mellon

(Managed Risk Funds only)

One Wall Street

New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP

300 South Grand Avenue, 22nd Floor

Los Angeles, CA 90071-3132

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

212        American Funds Insurance Series

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series’ prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” – which describes how we vote proxies relating to portfolio securities – is available on the American Funds website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Complete June 30, 2018, portfolios of American Funds Insurance Series investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after September 30, 2018, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Fund attribution data was produced using FactSet, a third-party software system, based on daily portfolios. Securities in their initial period of acquisition may not be included in this analysis. The analysis includes equity investments only and excludes forward contracts and fixed income investments, if applicable. It does not account for buy-and-sell transactions that might have occurred intraday. As a result, average portfolio weight percentages are approximate and the actual average portfolio weight percentages might be higher or lower. Data elements, such as pricing, income, market cap, etc., were provided by FactSet. The indexes provided for attribution are based on FactSet’s methodology. The indexes are broad-based market benchmarks and may not be used by Capital Group® as the sole comparative index for the funds. Capital Group believes the software and information from FactSet to be reliable. However, Capital Group cannot be responsible for inaccuracies, incomplete information or updating of information by FactSet.

Futures may not provide an effective hedge of the underlying securities because changes in the prices of futures may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the fund from market declines and will limit the fund’s participation in market gains. The use of the managed risk strategy could cause the fund’s return to lag that of the underlying fund in certain market conditions.

Bloomberg® is a trademark and service mark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approve or endorse this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith. MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products. The S&P 500 is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2018 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

The Capital Advantage®

Since 1931, American Funds® by Capital Group has helped investors pursue long-term investment success. Our consistent approach – in combination with The Capital SystemSM – has resulted in a superior long-term track record for American Funds Insurance Series®.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

American Funds Insurance Series equity funds have beaten their comparable Lipper indexes in 93% of 10-year periods and 100% of 20-year periods. Our fixed income funds have beaten comparable Lipper indexes in 69% of 10-year periods and 84% of 20-year periods. [2] We strive to keep management fees competitive. Over the past 20 years, most funds fees have been below industry averages.[3]

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2018.

[2]

Based on Class 1 share results for rolling periods through December 31, 2017. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date. The comparable Lipper indexes are: Global Funds Index (Global Growth Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Blue Chip Income and Growth Fund, Growth-Income Fund), Balanced Portfolio Funds Index (Asset Allocation Fund), Core Bond Funds Index (Bond Fund), High Yield Funds Index (High-Income Bond Fund) and General U.S. Government Funds Index (U.S. Government/AAA-Rated Securities Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund.

[3]	Based on management fees for the 20-year period ended December 31, 2017, versus comparable Lipper categories, excluding funds of funds.

   Lit. No. INGESRX-998-0818P

Semiannual Report

June 30, 2018 (Unaudited)

NVIT Managed American Funds Asset Allocation Fund

SAR-AM-MGAA 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Shareholder Expense Example	NVIT Managed American Funds Asset Allocation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Managed American Funds Asset Allocation Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)(b)
Class II Shares	Actual	(c)	1,000.00	997.40	3.42	0.69
	Hypothetical	(c)(d)	1,000.00	1,021.37	3.46	0.69

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

3

Statement of Investments

June 30, 2018 (Unaudited)

NVIT Managed American Funds Asset Allocation Fund

Investment Company 95.2%

	Shares	Value

Balanced Fund 95.2%
American Funds Asset Allocation Fund, Class 1	67,336,848	$1,540,667,081

Total Investment Company (cost $1,487,272,715)		1,540,667,081

Total Investments (cost $1,487,272,715) — 95.2%		1,540,667,081

Other assets in excess of liabilities — 4.8%		77,891,959

NET ASSETS — 100.0%		$1,618,559,040

Futures contracts outstanding as of June 30, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
MSCI EAFE E-Mini Index	297	9/2018	USD	29,037,690	(804,811)
Russell 2000 E-Mini Index	207	9/2018	USD	17,051,625	(286,455)
S&P 500 E-Mini Index	1,183	9/2018	USD	160,982,640	(3,177,220)
S&P Midcap 400 E-Mini Index	22	9/2018	USD	4,303,420	(50,388)

					(4,318,874)

At June 30, 2018, the Fund has $9,656,185 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

4

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT Managed American Funds Asset Allocation Fund
Assets:
Investment security, at value (cost $1,487,272,715)	$1,540,667,081
Cash	68,708,036
Deposits with broker for futures contracts	9,656,185
Interest receivable	81,363
Receivable for capital shares issued	557,386
Receivable for variation margin on futures contracts	301,779
Prepaid expenses	15,159

Total Assets	1,619,986,989

Liabilities:
Payable for investment purchased	529,432
Payable for capital shares redeemed	89
Accrued expenses and other payables:
Investment advisory fees	199,985
Fund administration fees	35,028
Distribution fees	333,289
Administrative servicing fees	317,372
Accounting and transfer agent fees	109
Custodian fees	1,254
Compliance program costs (Note 3)	1,360
Professional fees	7,530
Printing fees	2,501

Total Liabilities	1,427,949

Net Assets	$1,618,559,040

Represented by:
Capital	$1,433,474,351
Accumulated undistributed net investment income	1,328,255
Accumulated net realized gains from investment security and futures contracts	134,680,942
Net unrealized appreciation/(depreciation) in investment security	53,394,366
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(4,318,874)

Net Assets	$1,618,559,040

Net Assets:
Class II Shares	$1,618,559,040

Total	$1,618,559,040

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	140,009,058

Total	140,009,058

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$11.56

The accompanying notes are an integral part of these financial statements.

5

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT Managed American Funds Asset Allocation Fund
INVESTMENT INCOME:
Dividend income	$5,422,939
Interest income	490,363

Total Income	5,913,302

EXPENSES:
Investment advisory fees	1,167,432
Fund administration fees	185,051
Distribution fees Class II Shares	1,945,710
Administrative servicing fees Class II Shares	1,945,710
Professional fees	38,584
Printing fees	7,068
Trustee fees	23,470
Custodian fees	24,142
Accounting and transfer agent fees	422
Compliance program costs (Note 3)	3,002
Other	9,994

Total Expenses	5,350,585

NET INVESTMENT INCOME	562,717

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT:
Net realized gains distributions from Underlying Fund	65,730,858
Net realized gains (losses) from:
Transactions in investment security	349,249
Expiration or closing of futures contracts (Note 2)	(8,854,770)

Net realized gains	57,225,337

Net change in unrealized appreciation/depreciation in the value of:
Investment security	(55,244,304)
Futures contracts (Note 2)	(7,685,546)

Net change in unrealized appreciation/depreciation	(62,929,850)

Net realized/unrealized losses	(5,704,513)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,141,796)

The accompanying notes are an integral part of these financial statements.

6

Statements of Changes in Net Assets

	NVIT Managed American Funds Asset Allocation Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$562,717	$15,083,964
Net realized gains	57,225,337	78,698,710
Net change in unrealized appreciation/depreciation	(62,929,850)	104,241,706

Change in net assets resulting from operations	(5,141,796)	198,024,380

Distributions to Shareholders From:
Net investment income:
Class II	–	(26,092,099)
Net realized gains:
Class II	–	(15,264,780)

Change in net assets from shareholder distributions	–	(41,356,879)

Change in net assets from capital transactions	121,030,435	356,941,438

Change in net assets	115,888,639	513,608,939

Net Assets:
Beginning of period	1,502,670,401	989,061,462

End of period	$1,618,559,040	$1,502,670,401

Accumulated undistributed net investment income at end of period	$1,328,255	$765,538

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$125,757,309	$321,250,465
Dividends reinvested	–	41,356,879
Cost of shares redeemed	(4,726,874)	(5,665,906)

Total Class II Shares	121,030,435	356,941,438

Change in net assets from capital transactions	$121,030,435	$356,941,438

SHARE TRANSACTIONS:
Class II Shares
Issued	10,811,565	29,087,825
Reinvested	–	3,648,780
Redeemed	(404,341)	(507,178)

Total Class II Shares	10,407,224	32,229,427

Total change in shares	10,407,224	32,229,427

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

7

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Managed American Funds Asset Allocation Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)
Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$11.59	–	(0.03)	(0.03)	–	–	–	$11.56	(0.26%	)	$1,618,559,040	0.69%	0.07%		0.69%	0.31%
Year Ended December 31, 2017	$10.16	0.13	1.64	1.77	(0.21)	(0.13)	(0.34)	$11.59	17.55%		$1,502,670,401	0.69%	1.21%		0.69%	1.60%
Year Ended December 31, 2016	$9.36	0.14	0.66	0.80	–	–	–	$10.16	8.55%		$989,061,462	0.69%	1.42%		0.69%	0.70%
Year Ended December 31, 2015	$9.92	0.18	(0.40)	(0.22)	(0.17)	(0.17)	(0.34)	$9.36	(2.25%	)	$595,232,350	0.71%	1.79%		0.71%	1.24%
Period Ended December 31, 2014 (g)	$10.00	0.24	(0.20)	0.04	(0.12)	–	(0.12)	$9.92	0.36%		$191,550,882	0.73%	2.39%	(h)	0.80%	0.09%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	For the period from July 9, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of July 8, 2014 through December 31, 2014.
(h)	Ratio has not been annualized.

The accompanying notes are an integral part of these financial statements.

8

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Managed American Funds Asset Allocation Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other unaffiliated mutual funds (each, an “Underlying Fund,” or collectively, “Underlying Funds”) representing a variety of asset classes, and may have additional investment and concentration risks. The Underlying Fund typically invests, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class II shares.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

9

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the unaffiliated registered open-end Underlying Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2018, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

For additional information about the unaffiliated Underlying Fund’s valuation policies, please refer to the unaffiliated fund’s most recent annual or semiannual report which can be found at www.americanfunds.com.

(b)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to modify exposure to volatility. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging

10

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2018

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(4,318,874)
Total		$(4,318,874)
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2018

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(8,854,770)
Total	$(8,854,770)

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2018

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$(7,685,546)
Total	$(7,685,546)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended June 30, 2018:

Futures Contracts:
Average Notional Balance Long	$118,875,396
Average Notional Balance Short	$65,286,721

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.” At June 30, 2018, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

11

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Fund are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by available to certain investment companies under requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

12

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in the monitoring, on an ongoing basis, the performance of the Subadviser.

Effective May 1, 2018 under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $2 billion	0.15%
$2 billion and more	0.14%

Prior to May 1, 2018, under the terms of the Investment Advisory Agreement, the Fund paid NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.15%

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate was 0.15%. During the six months ended June 30, 2018, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $36,752.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.23% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

13

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $185,051 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $3,002.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.25% for Class II shares, for a total amount of $1,945,710.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by

14

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $185,681,916 and sales of $4,605,249 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

6.  Portfolio Investment Risks from Underlying Funds

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Underlying Fund. Information about the Underlying Fund’s risks may be found in such Underlying Fund’s annual or semiannual report to shareholders which can be found at www.americanfunds.com. The relative concentration in the Underlying Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

15

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

The Fund is a shareholder of its Underlying Fund. The Underlying Fund does not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of the Underlying Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

9.  Federal Tax Information

As of June 30, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,487,703,021	$52,964,060	$(4,318,874)	$48,645,186

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit and Interfund Lending”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

16

Supplemental Information

June 30, 2018 (Unaudited)

American Century NVIT Multi Cap Value Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT Dynamic U.S. Growth Fund

(formerly, NVIT Large Cap Growth Fund)

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The

Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds and multi-manager funds;

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

17

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the

Broadridge peer group provided an appropriate comparison and for Funds with multiple Sub-Advisers.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s assessment the financial condition and stability of the Sub-Advisers; and

●	Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where

18

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Funds without identified performance or expense challenges

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Nationwide Fund, and NVIT Short Term Bond Fund.

Performance

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. They also considered that each of the Funds had achieved relative performance at the 50th comparative percentile or higher (except in the case of NVIT Core Plus Bond Fund and NVIT Short Term Bond Fund, which had achieved performance in the 51st and 53rd comparative percentiles, respectively) for the three-year period ended August 31, 2017. The Trustees determined on the basis of all of the information presented to them that each of the Funds had achieved a level of performance consistent with continuation of the Fund’s advisory agreement.

Actual Advisory Fee and Total Expense Ratio

The Trustees considered information concerning the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of the Funds. They considered, among other things, any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year, comparative information regarding the fees and expenses of peer funds, and the comparative quintile ranking of each Fund’s fees and expenses against its Broadridge expense group (where each Fund’s total expense ratio and actual advisory fee were above the median of the Fund’s peer group except in the case of the actual advisory fee for Neuberger Berman NVIT Socially Responsible Fund where the Fund’s actual advisory fee ranked in the 53 comparative percentile). After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Funds with expense challenges but without identified performance challenges

BlackRock NVIT Equity Dividend Fund, BlackRock NVIT Managed Global Allocation Fund, Federated NVIT High Income Bond Fund, NVIT Government Money Market Fund, NVIT Multi Sector Bond Fund, and Templeton NVIT International Value Fund.

Performance

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. They also considered that each of the Funds had achieved relative performance at the 50th comparative percentile or higher (except in the case of Templeton NVIT International Value Fund, which had achieved performance in the 52nd comparative percentile) for the three-year period ended August 31, 2017 (or the two-year period ended August 31, 2017 with respect to BlackRock NVIT Managed Global Allocation Fund, which commenced operations in July 2015). The Trustees determined on the basis of all of the information presented to them that each of the Funds had achieved a level of performance consistent with continuation of the Fund’s advisory agreement.

19

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

Actual Advisory Fee and Total Expense Ratio

The Trustees considered that each of the Funds had an actual advisory fee or total expense ratio, or both, that ranked at a level (typically below the third comparative quintile) that justified more detailed review. The Trustees considered the following factors, among others.

The Trustees noted that the actual advisory fee rate of Federated NVIT High Income Bond Fund, NVIT Government Money Market Fund, NVIT Multi Sector Bond Fund and Templeton NVIT International Value Fund did not rank within the top three quintiles of the Fund’s Broadridge expense group. The Trustees considered, however, that the total expense ratio (including 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) for each of these Funds, except for NVIT Government Money Market Fund, ranked within the top three quintiles of the Fund’s Broadridge expense group.

Federated NVIT High Income Bond Fund. The Trustees noted that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the first comparative quintile, and that, although the Fund’s actual advisory fee was above the median of its peer group, at the 71st comparative percentile, it was within the range of its peers.

NVIT Government Money Market Fund. The Trustees noted that the Fund’s actual advisory fee and total expense ratio were relatively high compared to the Broadridge expense group. The Trustees considered that the Adviser had implemented a ten-basis point advisory fee reduction in connection with the Fund’s transition to a government money market fund effective March 9, 2017. The Trustees considered the Adviser’s statements that, due to extraordinary fee waivers and expense limitations during the recent period of historically low short-term interest rates, the comparability of advisory fees and total expense ratios presented for peer funds in the Broadridge expense group was limited. In light of developments in the market for comparable funds the Trustees determined to continue to monitor the fees paid by the Fund to determine whether further fee changes might be appropriate.

NVIT Multi Sector Bond Fund. The Trustees noted the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked first among the Fund’s peers. The Trustees considered the Adviser’s statements that the Fund’s expense peer group is comprised of general bond funds, and that, when the Fund’s expenses are compared against a list of peer funds that include only multi-sector bond funds, the Fund’s actual advisory fee compares substantially more favorably. The Trustees also considered the Adviser’s statement that it had reduced its advisory fee in 2017 by 5 basis points, and that it lowered the Fund’s expense cap by 2 basis points in 2016.

Templeton NVIT International Value Fund. The Trustees noted the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the second comparative quintile. The Trustees also considered the Adviser’s statement that the Fund’s actual advisory fee was at approximately the 60th comparative percentile, within the range of peer funds.

BlackRock NVIT Equity Dividend Fund. The Trustees noted that the Fund’s actual advisory fee was below the peer group median. The Trustees also noted that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) was ranked within the fifth quintile of its Broadridge expense group but considered the Adviser’s statement, that, effective January 2017, in connection with the appointment of the Fund’s current sub-adviser, the Adviser had implemented an expense limitation agreement for the Fund that lowered the Fund’s total expense ratio, and that that expense reduction was effective for only a

20

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

part of the year over which the Fund’s expenses were measured.

BlackRock NVIT Managed Global Allocation Fund. The Trustees noted that the Fund’s actual advisory fee ranked within the second quintile of the Fund’s Broadridge expense group. They also considered that, although the Fund’s total expense ratio was above the median of the Fund’s peers, it exceeded the 60th comparative percentile by only 1.6 basis points; and that a number of the Fund’s peers are quite large relative to the Fund and likely enjoy substantial economies of scale not currently available to the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Funds with performance challenges but without identified expense challenges

American Century NVIT Multi Cap Value Fund, NVIT Emerging Markets Fund, NVIT International Equity Fund, NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund), and NVIT Real Estate Fund.

Actual Advisory Fee and Total Expense Ratio

The Trustees considered information concerning the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of these Funds. They considered, among other things, any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year, comparative information regarding the fees and expenses of peer funds, and the comparative quintile ranking of each Fund’s fees and expenses against its Broadridge expense group. The Trustees considered that the total expense ratio (including 12b-1 and non-12b-1 service fees) of each Fund ranked in the first comparative quintile of its peer group, and that the actual advisory fees of each Fund ranked in the 60th comparative percentile or better in comparison to its peers. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Performance

The Trustees identified each of these Funds as having achieved a level of total return performance that warranted additional consideration, based on comparison with funds in their respective performance universes for the three-year period ended August 31, 2017. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as information provided during investment review meetings conducted by the Board with the Adviser’s and/or the Sub-Advisers’ portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

American Century NVIT Multi Cap Value Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of unfavorable overweights to out-of-favor or underperforming sectors and stock selection, and the Adviser’s statements that the Sub-Adviser’s high-quality investment style has been out-of-favor over the past 12-months during which the Fund’s underperformance was concentrated. The Trustees further considered the Adviser’s statements that it would further assess the Fund’s performance and the Sub-Adviser’s process in the coming year.

NVIT Emerging Markets Fund. The Trustees considered that, effective February 2016, two new Sub-Advisers replaced the Fund’s former Sub-Adviser, and observed that the Fund’s underperformance was attributable principally to the Fund’s prior Sub-Adviser.

21

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

The Trustees also considered that the Fund’s performance had improved from the third comparative quintile for the three-year period to the second comparative quintile for the one-year period.

NVIT International Equity Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance compared to its peers is substantially the result of what the Adviser considers an inappropriate assignment of the Fund to a peer group with a “growth” bias, rather than to a “core” peer group, which the Adviser considers more appropriate, and where the Fund’s performance would compare significantly more favorably. The Trustees also considered the Adviser’s statements that the Sub-Adviser’s investment process has been consistent since the portfolio management team began managing the Fund and that the Fund’s performance has improved since the replacement of its prior Sub-Adviser in 2013.

NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund). The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of unfavorable underweight positions and stock selection and the structural issues that present difficulties for active managers to deliver alpha within the large growth category. The Trustees also considered the Adviser’s statement that the Sub-Adviser’s quantitative model-driven strategy may be contributing to the Fund’s underperformance, and that the Adviser intends to maintain heightened monitoring of the Fund’s performance going forward.

NVIT Real Estate Fund. The Trustees considered that, effective September 2017, a new Sub-Adviser replaced the former Sub-Adviser, and observed that the Fund’s underperformance was attributable to the Fund’s prior Sub-Adviser.

Funds with performance and expense challenges

NVIT Government Bond Fund and NVIT Managed American Funds Growth-Income Fund.

The Trustees identified each of these Funds as having achieved a level of total return performance that warranted additional consideration, based on comparison with funds in their respective performance universes for the three-year period ended August 31, 2017. In addition, the Trustees considered that each of the Funds had an actual advisory fee or total expense ratio that ranked at a level (typically below the third comparative quintile) that justified more detailed review.

NVIT Government Bond Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of the longer-term oriented positioning of the Fund’s portfolio and certain portfolio overweights. The Trustee’s considered the Adviser’s statements that the environment during the period under review was unfavorable for the longer-term oriented positioning of the portfolio, but that the Fund’s portfolio is structured well for the possibility of gradually rising interest rates and continuing economic growth.

As to the Fund’s expenses, the Trustees considered that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the second comparative quintile and that the Fund’s actual advisory fee was one basis point higher than the 60th comparative percentile.

NVIT Managed American Funds Growth-Income Fund. The Trustees considered that the Fund is designed to be offered as an investment option under variable insurance products, and that the Fund’s investment strategy calls for the Adviser to apply an overlay strategy intended to reduce volatility of the Fund under various market conditions. The Trustees considered the Adviser’s statement that, due to the levels

22

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

of short-term volatility in the equity markets at various times during the performance measuring period, the use of the overlay had detracted from the Fund’s performance due to its causing the Fund to underweight equities. The Trustees also noted the Adviser’s statement that market conditions in the one-year period were more amenable to the Fund’s overlay strategy, and the Fund achieved performance in the 28th comparative percentile.

As to the Fund’s expenses, the Trustees noted the Adviser’s actual advisory fee was the lowest of the funds in the Fund’s peer group, although the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) was the highest in the group. The Trustees considered the Adviser’s statement that the Fund’s peer group is small and narrowly focused and not representative of funds with investment strategies similar to those of the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that: (i) the Adviser’s explanation regarding these Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period; and (ii) each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

-        -        -

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, is subject to contractual advisory fee breakpoints. The Trustees considered that the Adviser had agreed to implement a contractual advisory fee breakpoint for NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund effective April 30, 2018. With respect to Blackrock NVIT Managed Global Allocation Fund, the Trustees determined to continue to monitor the fees paid by the Fund to determine whether breakpoints might become appropriate.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

23

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

24

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

25

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

26

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

27

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

28

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

29

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

30

Semiannual Report

June 30, 2018 (Unaudited)

NVIT Managed American Funds Growth-Income Fund

SAR-AM-MGI 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Shareholder Expense Example	NVIT Managed American Funds Growth-Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) (commencement of operations) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Managed American Funds Growth-Income Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,044.10	3.65	0.72
	Hypothetical	(c)(d)	1,000.00	1,021.22	3.61	0.72

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

3

Statement of Investments

June 30, 2018 (Unaudited)

NVIT Managed American Funds Growth-Income Fund

Investment Company 96.6%

	Shares	Value

Equity Fund 96.6%
American Funds Growth-Income Fund, Class 1	6,251,197	$311,684,692

Total Investment Company (cost $295,094,003)		311,684,692

Total Investments (cost $295,094,003) — 96.6%		311,684,692

Other assets in excess of liabilities — 3.4%		10,866,595

NET ASSETS — 100.0%		$322,551,287

Futures contracts outstanding as of June 30, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
MSCI EAFE E-Mini Index	12	9/2018	USD	1,173,240	(33,808)
Russell 2000 E-Mini Index	7	9/2018	USD	576,625	(9,692)
S&P 500 E-Mini Index	62	9/2018	USD	8,436,960	(163,836)
S&P Midcap 400 E-Mini Index	1	9/2018	USD	195,610	(3,893)

					(211,229)

At June 30, 2018, the Fund has $473,825 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

4

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT Managed American Funds Growth-Income Fund
Assets:
Investment security, at value (cost $295,094,003)	$311,684,692
Cash	10,586,542
Deposits with broker for futures contracts	473,825
Interest receivable	12,052
Receivable for investment sold	6,384
Receivable for variation margin on futures contracts	12,970
Prepaid expenses	2,385

Total Assets	322,778,850

Liabilities:
Payable for capital shares redeemed	6,720
Accrued expenses and other payables:
Investment advisory fees	39,666
Fund administration fees	12,133
Distribution fees	66,107
Administrative servicing fees	69,995
Accounting and transfer agent fees	23
Compliance program costs (Note 3)	246
Professional fees	7,209
Printing fees	2,762
Recoupment fees (Note 3)	20,000
Other	2,702

Total Liabilities	227,563

Net Assets	$322,551,287

Represented by:
Capital	$279,717,389
Accumulated net investment loss	(27,825)
Accumulated net realized gains from investment security and futures contracts	26,482,263
Net unrealized appreciation/(depreciation) in investment security	16,590,689
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(211,229)

Net Assets	$322,551,287

Net Assets:
Class II Shares	$322,551,287

Total	$322,551,287

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	27,785,249

Total	27,785,249

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$11.61

The accompanying notes are an integral part of these financial statements.

5

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT Managed American Funds Growth-Income Fund

INVESTMENT INCOME:
Dividend income	$818,883
Interest income	68,541

Total Income	887,424

EXPENSES:
Investment advisory fees	221,276
Fund administration fees	50,640
Distribution fees Class II Shares	368,792
Administrative servicing fees Class II Shares	368,792
Professional fees	13,025
Printing fees	5,719
Trustee fees	4,363
Custodian fees	4,095
Accounting and transfer agent fees	101
Compliance program costs (Note 3)	563
Recoupment fees (Note 3)	20,000
Other	2,993

Total Expenses	1,060,359

NET INVESTMENT LOSS	(172,935)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT:
Net realized gains distributions from Underlying Fund	20,580,849
Net realized gains (losses) from:
Transactions in investment security	(100,553)
Expiration or closing of futures contracts (Note 2)	(3,799,850)

Net realized gains	16,680,446

Net change in unrealized appreciation/depreciation in the value of:
Investment security	(3,385,363)
Futures contracts (Note 2)	(414,929)

Net change in unrealized appreciation/depreciation	(3,800,292)

Net realized/unrealized gains	12,880,154

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$12,707,219

The accompanying notes are an integral part of these financial statements.

6

Statements of Changes in Net Assets

	NVIT Managed American Funds Growth-Income Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income/(loss)	$(172,935)	$2,364,850
Net realized gains	16,680,446	11,756,308
Net change in unrealized appreciation/depreciation	(3,800,292)	25,112,091

Change in net assets resulting from operations	12,707,219	39,233,249

Distributions to Shareholders From:
Net investment income:
Class II	–	(2,367,178)
Net realized gains:
Class II	–	(253,690)

Change in net assets from shareholder distributions	–	(2,620,868)

Change in net assets from capital transactions	37,544,933	92,298,087

Change in net assets	50,252,152	128,910,468

Net Assets:
Beginning of period	272,299,135	143,388,667

End of period	$322,551,287	$272,299,135

Accumulated undistributed (distributions in excess of) net investment income/(loss) at end of period	$(27,825)	$145,110

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$49,039,280	$99,927,794
Dividends reinvested	–	2,620,868
Cost of shares redeemed	(11,494,347)	(10,250,575)

Total Class II Shares	37,544,933	92,298,087

Change in net assets from capital transactions	$37,544,933	$92,298,087

SHARE TRANSACTIONS:
Class II Shares
Issued	4,282,821	9,741,265
Reinvested	–	238,100
Redeemed	(989,118)	(1,018,349)

Total Class II Shares	3,293,703	8,961,016

Total change in shares	3,293,703	8,961,016

Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

7

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Managed American Funds Growth-Income Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)(f)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)(e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)(g)	Portfolio Turnover (b)
Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$11.12	(0.01)	0.50	0.49	–	–	–	–	$11.61	4.41%	$322,551,287	0.72%	(0.12%	)	0.72%	3.39%
Year Ended December 31, 2017	$9.23	0.12	1.88	2.00	(0.10)	(0.01)	–	(0.11)	$11.12	21.70%	$272,299,135	0.72%	1.17%		0.72%	5.92%
Year Ended December 31, 2016	$8.99	0.13	0.78	0.91	(0.13)	(0.54)	–	(0.67)	$9.23	10.04%	$143,388,667	0.72%	1.46%		0.76%	10.43%
Year Ended December 31, 2015	$10.15	0.13	(0.13)	–	(0.10)	(0.95)	(0.11)	(1.16)	$8.99	0.14%	$70,848,729	0.69%	1.24%		0.84%	2.83%
Period Ended December 31, 2014 (h)	$10.00	0.16	0.12	0.28	(0.11)	–	(0.02)	(0.13)	$10.15	2.74%	$26,952,079	0.72%	1.62%	(i)	1.37%	0.22%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Expense ratios include expenses reimbursed to the adviser.
(g)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(h)	For the period from July 9, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of July 8, 2014 through December 31, 2014.
(i)	Ratio has not been annualized.

The accompanying notes are an integral part of these financial statements.

8

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Managed American Funds Growth-Income Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other unaffiliated mutual funds (each, an “Underlying Fund,” or collectively, “Underlying Funds”) representing a variety of asset classes, and may have additional investment and concentration risks. The Underlying Fund typically invests, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class II shares.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

9

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the unaffiliated registered open-end Underlying Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2018, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

For additional information about the unaffiliated Underlying Fund’s valuation policies, please refer to the unaffiliated fund’s most recent annual or semiannual report which can be found at www.americanfunds.com.

(b)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (‘‘futures contracts’’) to modify exposure to volatility. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

10

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2018

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(211,229)
Total		$(211,229)
(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2018

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(3,799,850)
Total	$(3,799,850)

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2018

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$(414,929)
Total	$(414,929)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended June 30, 2018:

Futures Contracts:
Average Notional Balance Long	$7,057,739
Average Notional Balance Short	$14,923,225

11

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.” At June 30, 2018, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Fund are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

12

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

(f)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in the monitoring, on an ongoing basis, the performance of the Subadviser.

Effective May 1, 2018, under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.15%
$500 million and more	0.14%

Prior to May 1, 2018, under the terms of the Investment Advisory Agreement, the Fund paid NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.15%

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate was 0.15%. During the six months ended June 30, 2018, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $6,966.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.22% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

13

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

As of June 30, 2018, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Six Months Ended June 30, 2018 Amount	Total
$73,110	$37,520	$—	$—	$110,630

Amounts designated as “—” are zero or have been rounded to zero.

Pursuant to the Expense Limitation Agreement, during the six months ended June 30, 2018, the Fund reimbursed NFA in the amount of $20,000.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $50,640 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $563.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing

14

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.25% for Class II shares, for a total amount of $368,792.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $65,752,614 and sales of $9,664,513 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

6.  Portfolio Investment Risks from Underlying Funds

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Underlying Fund. Information about the Underlying Fund’s risks may be found in such Underlying Fund’s annual or semiannual report to shareholders which can be found at www.americanfunds.com. The relative concentration in the Underlying Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

15

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

The Fund is a shareholder of its Underlying Fund. The Underlying Fund does not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of the Underlying Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

9.  Federal Tax Information

As of June 30, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$298,403,363	$13,281,329	$(211,229)	$13,070,100

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit and Interfund Lending”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

16

Supplemental Information

June 30, 2018 (Unaudited)

American Century NVIT Multi Cap Value Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT Dynamic U.S. Growth Fund

(formerly, NVIT Large Cap Growth Fund)

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The

Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds and multi-manager funds;

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

17

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the

Broadridge peer group provided an appropriate comparison and for Funds with multiple Sub-Advisers.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s assessment the financial condition and stability of the Sub-Advisers; and

●	Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where

18

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Funds without identified performance or expense challenges

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Nationwide Fund, and NVIT Short Term Bond Fund.

Performance

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. They also considered that each of the Funds had achieved relative performance at the 50th comparative percentile or higher (except in the case of NVIT Core Plus Bond Fund and NVIT Short Term Bond Fund, which had achieved performance in the 51st and 53rd comparative percentiles, respectively) for the three-year period ended August 31, 2017. The Trustees determined on the basis of all of the information presented to them that each of the Funds had achieved a level of performance consistent with continuation of the Fund’s advisory agreement.

Actual Advisory Fee and Total Expense Ratio

The Trustees considered information concerning the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of the Funds. They considered, among other things, any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year, comparative information regarding the fees and expenses of peer funds, and the comparative quintile ranking of each Fund’s fees and expenses against its Broadridge expense group (where each Fund’s total expense ratio and actual advisory fee were above the median of the Fund’s peer group except in the case of the actual advisory fee for Neuberger Berman NVIT Socially Responsible Fund where the Fund’s actual advisory fee ranked in the 53 comparative percentile). After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Funds with expense challenges but without identified performance challenges

BlackRock NVIT Equity Dividend Fund, BlackRock NVIT Managed Global Allocation Fund, Federated NVIT High Income Bond Fund, NVIT Government Money Market Fund, NVIT Multi Sector Bond Fund, and Templeton NVIT International Value Fund.

Performance

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. They also considered that each of the Funds had achieved relative performance at the 50th comparative percentile or higher (except in the case of Templeton NVIT International Value Fund, which had achieved performance in the 52nd comparative percentile) for the three-year period ended August 31, 2017 (or the two-year period ended August 31, 2017 with respect to BlackRock NVIT Managed Global Allocation Fund, which commenced operations in July 2015). The Trustees determined on the basis of all of the information presented to them that each of the Funds had achieved a level of performance consistent with continuation of the Fund’s advisory agreement.

19

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

Actual Advisory Fee and Total Expense Ratio

The Trustees considered that each of the Funds had an actual advisory fee or total expense ratio, or both, that ranked at a level (typically below the third comparative quintile) that justified more detailed review. The Trustees considered the following factors, among others.

The Trustees noted that the actual advisory fee rate of Federated NVIT High Income Bond Fund, NVIT Government Money Market Fund, NVIT Multi Sector Bond Fund and Templeton NVIT International Value Fund did not rank within the top three quintiles of the Fund’s Broadridge expense group. The Trustees considered, however, that the total expense ratio (including 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) for each of these Funds, except for NVIT Government Money Market Fund, ranked within the top three quintiles of the Fund’s Broadridge expense group.

Federated NVIT High Income Bond Fund. The Trustees noted that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the first comparative quintile, and that, although the Fund’s actual advisory fee was above the median of its peer group, at the 71st comparative percentile, it was within the range of its peers.

NVIT Government Money Market Fund. The Trustees noted that the Fund’s actual advisory fee and total expense ratio were relatively high compared to the Broadridge expense group. The Trustees considered that the Adviser had implemented a ten-basis point advisory fee reduction in connection with the Fund’s transition to a government money market fund effective March 9, 2017. The Trustees considered the Adviser’s statements that, due to extraordinary fee waivers and expense limitations during the recent period of historically low short-term interest rates, the comparability of advisory fees and total expense ratios presented for peer funds in the Broadridge expense group was limited. In light of developments in the market for comparable funds the Trustees determined to continue to monitor the fees paid by the Fund to determine whether further fee changes might be appropriate.

NVIT Multi Sector Bond Fund. The Trustees noted the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked first among the Fund’s peers. The Trustees considered the Adviser’s statements that the Fund’s expense peer group is comprised of general bond funds, and that, when the Fund’s expenses are compared against a list of peer funds that include only multi-sector bond funds, the Fund’s actual advisory fee compares substantially more favorably. The Trustees also considered the Adviser’s statement that it had reduced its advisory fee in 2017 by 5 basis points, and that it lowered the Fund’s expense cap by 2 basis points in 2016.

Templeton NVIT International Value Fund. The Trustees noted the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the second comparative quintile. The Trustees also considered the Adviser’s statement that the Fund’s actual advisory fee was at approximately the 60th comparative percentile, within the range of peer funds.

BlackRock NVIT Equity Dividend Fund. The Trustees noted that the Fund’s actual advisory fee was below the peer group median. The Trustees also noted that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) was ranked within the fifth quintile of its Broadridge expense group but considered the Adviser’s statement, that, effective January 2017, in connection with the appointment of the Fund’s current sub-adviser, the Adviser had implemented an expense limitation agreement for the Fund that lowered the Fund’s total expense ratio, and that that expense reduction was effective for only a

20

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

part of the year over which the Fund’s expenses were measured.

BlackRock NVIT Managed Global Allocation Fund. The Trustees noted that the Fund’s actual advisory fee ranked within the second quintile of the Fund’s Broadridge expense group. They also considered that, although the Fund’s total expense ratio was above the median of the Fund’s peers, it exceeded the 60th comparative percentile by only 1.6 basis points; and that a number of the Fund’s peers are quite large relative to the Fund and likely enjoy substantial economies of scale not currently available to the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Funds with performance challenges but without identified expense challenges

American Century NVIT Multi Cap Value Fund, NVIT Emerging Markets Fund, NVIT International Equity Fund, NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund), and NVIT Real Estate Fund.

Actual Advisory Fee and Total Expense Ratio

The Trustees considered information concerning the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of these Funds. They considered, among other things, any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year, comparative information regarding the fees and expenses of peer funds, and the comparative quintile ranking of each Fund’s fees and expenses against its Broadridge expense group. The Trustees considered that the total expense ratio (including 12b-1 and non-12b-1 service fees) of each Fund ranked in the first comparative quintile of its peer group, and that the actual advisory fees of each Fund ranked in the 60th comparative percentile or better in comparison to its peers. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Performance

The Trustees identified each of these Funds as having achieved a level of total return performance that warranted additional consideration, based on comparison with funds in their respective performance universes for the three-year period ended August 31, 2017. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as information provided during investment review meetings conducted by the Board with the Adviser’s and/or the Sub-Advisers’ portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

American Century NVIT Multi Cap Value Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of unfavorable overweights to out-of-favor or underperforming sectors and stock selection, and the Adviser’s statements that the Sub-Adviser’s high-quality investment style has been out-of-favor over the past 12-months during which the Fund’s underperformance was concentrated. The Trustees further considered the Adviser’s statements that it would further assess the Fund’s performance and the Sub-Adviser’s process in the coming year.

NVIT Emerging Markets Fund. The Trustees considered that, effective February 2016, two new Sub-Advisers replaced the Fund’s former Sub-Adviser, and observed that the Fund’s underperformance was attributable principally to the Fund’s prior Sub-Adviser.

21

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

The Trustees also considered that the Fund’s performance had improved from the third comparative quintile for the three-year period to the second comparative quintile for the one-year period.

NVIT International Equity Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance compared to its peers is substantially the result of what the Adviser considers an inappropriate assignment of the Fund to a peer group with a “growth” bias, rather than to a “core” peer group, which the Adviser considers more appropriate, and where the Fund’s performance would compare significantly more favorably. The Trustees also considered the Adviser’s statements that the Sub-Adviser’s investment process has been consistent since the portfolio management team began managing the Fund and that the Fund’s performance has improved since the replacement of its prior Sub-Adviser in 2013.

NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund). The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of unfavorable underweight positions and stock selection and the structural issues that present difficulties for active managers to deliver alpha within the large growth category. The Trustees also considered the Adviser’s statement that the Sub-Adviser’s quantitative model-driven strategy may be contributing to the Fund’s underperformance, and that the Adviser intends to maintain heightened monitoring of the Fund’s performance going forward.

NVIT Real Estate Fund. The Trustees considered that, effective September 2017, a new Sub-Adviser replaced the former Sub-Adviser, and observed that the Fund’s underperformance was attributable to the Fund’s prior Sub-Adviser.

Funds with performance and expense challenges

NVIT Government Bond Fund and NVIT Managed American Funds Growth-Income Fund.

The Trustees identified each of these Funds as having achieved a level of total return performance that warranted additional consideration, based on comparison with funds in their respective performance universes for the three-year period ended August 31, 2017. In addition, the Trustees considered that each of the Funds had an actual advisory fee or total expense ratio that ranked at a level (typically below the third comparative quintile) that justified more detailed review.

NVIT Government Bond Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of the longer-term oriented positioning of the Fund’s portfolio and certain portfolio overweights. The Trustee’s considered the Adviser’s statements that the environment during the period under review was unfavorable for the longer-term oriented positioning of the portfolio, but that the Fund’s portfolio is structured well for the possibility of gradually rising interest rates and continuing economic growth.

As to the Fund’s expenses, the Trustees considered that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the second comparative quintile and that the Fund’s actual advisory fee was one basis point higher than the 60th comparative percentile.

NVIT Managed American Funds Growth-Income Fund. The Trustees considered that the Fund is designed to be offered as an investment option under variable insurance products, and that the Fund’s investment strategy calls for the Adviser to apply an overlay strategy intended to reduce volatility of the Fund under various market conditions. The Trustees considered the Adviser’s statement that, due to the levels

22

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

of short-term volatility in the equity markets at various times during the performance measuring period, the use of the overlay had detracted from the Fund’s performance due to its causing the Fund to underweight equities. The Trustees also noted the Adviser’s statement that market conditions in the one-year period were more amenable to the Fund’s overlay strategy, and the Fund achieved performance in the 28th comparative percentile.

As to the Fund’s expenses, the Trustees noted the Adviser’s actual advisory fee was the lowest of the funds in the Fund’s peer group, although the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) was the highest in the group. The Trustees considered the Adviser’s statement that the Fund’s peer group is small and narrowly focused and not representative of funds with investment strategies similar to those of the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that: (i) the Adviser’s explanation regarding these Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period; and (ii) each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

-        -        -

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, is subject to contractual advisory fee breakpoints. The Trustees considered that the Adviser had agreed to implement a contractual advisory fee breakpoint for NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund effective April 30, 2018. With respect to Blackrock NVIT Managed Global Allocation Fund, the Trustees determined to continue to monitor the fees paid by the Fund to determine whether breakpoints might become appropriate.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

23

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

24

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

25

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

26

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

27

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

28

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

29

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

30

Semiannual Report

June 30, 2018 (Unaudited)

NVIT Investor Destinations Aggressive Fund

SAR-ID-AG 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

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Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT Investor Destinations Aggressive Fund

Asset Allocation†

Equity Funds	89.9%
Fixed Income Funds	8.1%
Investment Contract	2.1%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

NVIT S&P 500 Index Fund, Class Y	32.5%
NVIT International Index Fund, Class Y	27.0%
NVIT Mid Cap Index Fund, Class Y	15.0%
NVIT Emerging Markets Fund, Class Y	6.8%
Nationwide Core Plus Bond Fund, Class R6	4.0%
NVIT Bond Index Fund, Class Y	4.0%
Nationwide Maximum Diversification U.S. Core Equity ETF	3.6%
Nationwide Contract	2.1%
NVIT Small Cap Index Fund, Class Y	2.0%
Nationwide Risk-Based International Equity ETF	2.0%
Nationwide Ziegler Equity Income Fund, Class R6	1.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Percentages indicated are based upon total investments as of June 30, 2018.

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Shareholder Expense Example	NVIT Investor Destinations Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Aggressive Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,004.40	2.93	0.59
	Hypothetical	(c)(d)	1,000.00	1,021.87	2.96	0.59
Class P Shares	Actual	(c)	1,000.00	1,005.20	2.19	0.44
	Hypothetical	(c)(d)	1,000.00	1,022.61	2.21	0.44

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

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Statement of Investments

June 30, 2018 (Unaudited)

NVIT Investor Destinations Aggressive Fund

Investment Companies 92.4%

	Shares	Value

Equity Funds 84.3%
Nationwide Ziegler Equity Income Fund, Class R6 (a)	203,220	$3,046,262
NVIT Emerging Markets Fund, Class Y (a)	1,645,799	20,621,860
NVIT International Index Fund, Class Y (a)	8,088,354	82,015,910
NVIT Mid Cap Index Fund, Class Y (a)	1,693,253	45,582,384
NVIT S&P 500 Index Fund, Class Y (a)	5,479,476	98,685,371
NVIT Small Cap Index Fund, Class Y (a)	418,887	6,136,694

Total Equity Funds (cost $196,267,834)		256,088,481

Fixed Income Funds 8.1%
Nationwide Core Plus Bond Fund, Class R6 (a)	1,247,824	12,365,934
NVIT Bond Index Fund, Class Y (a)	1,202,936	12,330,093

Total Fixed Income Funds (cost $25,465,909)		24,696,027

Total Investment Companies (cost $221,733,743)		280,784,508

Exchange Traded Funds 5.6%

Equity Funds 5.6%
Nationwide Maximum Diversification U.S. Core Equity ETF (a)	386,131	10,861,556
Nationwide Risk-Based International Equity ETF (a)	235,622	6,031,405

Total Exchange Traded Funds (cost $15,574,871)		16,892,961

Investment Contract 2.1%

	Principal Amount

Nationwide Contract, 2.75% (a)(b)(c)(d)	$6,252,744	6,252,744

Total Investment Contract (cost $6,252,744)		6,252,744

Total Investments (cost $243,561,358) — 100.1%		303,930,213

Liabilities in excess of other assets — (0.1)%		(219,422)

NET ASSETS — 100.0%		$303,710,791

(a)	Investment in affiliate.

(b)	The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(c)	Fair valued security.

(d)	Value determined using significant unobservable inputs.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

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Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT Investor Destinations Aggressive Fund
Assets:
Investment securities of affiliated issuers, at value (cost $243,561,358)	$303,930,213
Receivable for investments sold	80,704
Receivable for capital shares issued	2,945
Prepaid expenses	1,655

Total Assets	304,015,517

Liabilities:
Payable for capital shares redeemed	124,561
Cash overdraft (Note 2)	9,771
Accrued expenses and other payables:
Investment advisory fees	33,005
Fund administration fees	12,161
Distribution fees	63,486
Administrative servicing fees	42,266
Accounting and transfer agent fees	86
Trustee fees	166
Custodian fees	1,527
Compliance program costs (Note 3)	288
Professional fees	8,139
Printing fees	4,098
Other	5,172

Total Liabilities	304,726

Net Assets	$303,710,791

Represented by:
Capital	$218,400,071
Accumulated net investment loss	(168,395)
Accumulated net realized gains from investment securities of affiliated issuers	25,110,261
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	60,368,854

Net Assets	$303,710,791

Net Assets:
Class II Shares	$283,466,441
Class P Shares	20,244,350

Total	$303,710,791

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	20,749,729
Class P Shares	1,489,345

Total	22,239,074

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$13.66
Class P Shares	$13.59

The accompanying notes are an integral part of these financial statements.

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Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT Investor Destinations Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$251,266
Interest income from affiliated issuers	84,581

Total Income	335,847

EXPENSES:
Investment advisory fees	202,389
Fund administration fees	53,118
Distribution fees Class II Shares	364,505
Distribution fees Class P Shares	24,710
Administrative servicing fees Class II Shares	218,705
Professional fees	13,968
Printing fees	6,958
Trustee fees	4,797
Custodian fees	5,165
Accounting and transfer agent fees	287
Compliance program costs (Note 3)	609
Other	4,103

Total expenses before earnings credit	899,314

Earnings credit (Note 5)	(24)

Net Expenses	899,290

NET INVESTMENT LOSS	(563,443)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities of affiliated issuers	10,273,434
Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(8,294,162)

Net realized/unrealized gains	1,979,272

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,415,829

The accompanying notes are an integral part of these financial statements.

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Statements of Changes in Net Assets

	NVIT Investor Destinations Aggressive Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income/(loss)	$(563,443)	$4,425,195
Net realized gains	10,273,434	25,152,067
Net change in unrealized appreciation/depreciation	(8,294,162)	21,102,790

Change in net assets resulting from operations	1,415,829	50,680,052

Distributions to Shareholders From:
Net investment income:
Class II	–	(4,388,999)
Class P	–	(310,126)
Net realized gains:
Class II	–	(20,812,973)
Class P	–	(1,201,282)

Change in net assets from shareholder distributions	–	(26,713,380)

Change in net assets from capital transactions	(14,569,414)	11,956,734

Change in net assets	(13,153,585)	35,923,406

Net Assets:
Beginning of period	316,864,376	280,940,970

End of period	$303,710,791	$316,864,376

Accumulated undistributed (distributions in excess of) net investment income/(loss) at end of period	$(168,395)	$395,048

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$9,850,562	$21,088,596
Dividends reinvested	–	25,201,972
Cost of shares redeemed	(25,505,502)	(39,602,105)

Total Class II Shares	(15,654,940)	6,688,463

Class P Shares
Proceeds from shares issued	1,591,619	4,684,099
Dividends reinvested	–	1,511,408
Cost of shares redeemed	(506,093)	(927,236)

Total Class P Shares	1,085,526	5,268,271

Change in net assets from capital transactions	$(14,569,414)	$11,956,734

SHARE TRANSACTIONS:
Class II Shares
Issued	710,551	1,575,117
Reinvested	–	1,924,232
Redeemed	(1,852,297)	(2,970,621)

Total Class II Shares	(1,141,746)	528,728

Class P Shares
Issued	116,390	348,759
Reinvested	–	115,826
Redeemed	(37,169)	(68,731)

Total Class P Shares	79,221	395,854

Total change in shares	(1,062,525)	924,582

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)(e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$13.60	(0.03)	0.09	0.06	–	–	–	$13.66	0.44%		$283,466,441	0.59%	(0.37%	)	0.59%	10.90%
Year Ended December 31, 2017	$12.56	0.19	2.06	2.25	(0.20)	(1.01)	(1.21)	$13.60	18.43%		$297,792,516	0.59%	1.46%		0.59%	17.58%
Year Ended December 31, 2016	$12.61	0.19	0.95	1.14	(0.20)	(0.99)	(1.19)	$12.56	9.47%		$268,268,215	0.59%	1.54%		0.59%	13.64%
Year Ended December 31, 2015	$12.93	0.17	(0.30)	(0.13)	(0.19)	–	(0.19)	$12.61	(1.00%	)	$276,290,065	0.59%	1.32%		0.59%	9.33%
Year Ended December 31, 2014	$12.52	0.20	0.42	0.62	(0.21)	–	(0.21)	$12.93	4.99%		$317,928,316	0.58%	1.57%		0.58%	15.54%
Year Ended December 31, 2013	$9.99	0.17	2.55	2.72	(0.19)	–	(0.19)	$12.52	27.25%		$339,488,645	0.59%	1.50%		0.59%	6.27%

Class P Shares
Six Months Ended June 30, 2018 (Unaudited)	$13.52	(0.02)	0.09	0.07	–	–	–	$13.59	0.52%		$20,244,350	0.44%	(0.22%	)	0.44%	10.90%
Year Ended December 31, 2017	$12.49	0.25	2.02	2.27	(0.23)	(1.01)	(1.24)	$13.52	18.65%		$19,071,860	0.44%	1.88%		0.44%	17.58%
Year Ended December 31, 2016	$12.56	0.25	0.90	1.15	(0.23)	(0.99)	(1.22)	$12.49	9.52%		$12,672,755	0.44%	1.96%		0.44%	13.64%
Year Ended December 31, 2015	$12.88	0.23	(0.33)	(0.10)	(0.22)	–	(0.22)	$12.56	(0.79%	)	$8,660,130	0.44%	1.78%		0.44%	9.33%
Year Ended December 31, 2014	$12.48	0.26	0.38	0.64	(0.24)	–	(0.24)	$12.88	5.13%		$6,343,266	0.43%	2.07%		0.43%	15.54%
Year Ended December 31, 2013	$9.97	0.30	2.43	2.73	(0.22)	–	(0.22)	$12.48	27.39%		$2,789,521	0.43%	2.62%		0.43%	6.27%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

9

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Aggressive Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, affiliated series of the Nationwide Mutual Funds (“NMF”) and affiliated series of the ETF Series Solutions (“ESS”) (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

10

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Shares of the registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to each Fund that invests in the contract, which is currently adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). NFA can increase or redeem all or a portion of a Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

The interest credited to each Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the guaranteed interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2018 through March 31, 2018, the rate was 2.80%. For the period from April 1, 2018 through June 30, 2018, the rate was 2.75%. Effective July 1, 2018, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

11

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$16,892,961	$—	$—	$16,892,961
Investment Companies	280,784,508	—	—	280,784,508
Investment Contract	—	—	6,252,744	6,252,744
Total	$297,677,469	$—	$6,252,744	$303,930,213

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2017	$6,190,802	$6,190,802
Purchases*	499,153	499,153
Sales	(437,211)	(437,211)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 6/30/2018	$6,252,744	$6,252,744

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Dailly Transactions	daily
		Interest Rate	2.75%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily
*

NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

12

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The following are the valuation policies of the affiliated Underlying Funds, excluding the affiliated Exchange Traded Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of

13

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise; they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

For additional information about each affiliated Exchange Traded Fund’s valuation policies, please refer to the Fund’s most recent semiannual report to shareholders which can be found at etf.nationwide.com.

(b)	Cash Overdraft

As of June 30, 2018, the Fund had an overdrawn balance of $9,771 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 5. A Fund with an overdraft is subject to a lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any amounts owed to JPMorgan. JPMorgan also has the right to set off as appropriate and apply all deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

14

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

15

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate was 0.13%.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and NMF, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $53,118 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $609.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% for Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

16

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.15% for Class II shares, for a total amount of $218,705.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

Cross trades for the six months ended June 30, 2018 were executed by the Fund pursuant to procedures adopted by the Board of Trustees of the Fund to ensure compliance with Rule 17a-7 under the 1940 Act (the “Procedures”). In general, cross trading is the buying or selling of portfolio securities between the Fund and other series of the Trust, or between the Fund and other series of NMF. The Board of Trustees determines no less frequently than quarterly that such transactions were effected in compliance with the Procedures.

Pursuant to these procedures, for the six months ended June 30, 2018, the Fund engaged in securities purchases of $XXX. All trades were executed at market value and with no commissions.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the six months ended June 30, 2018 were as follows:

Security Description	Shares/ Principal at June 30, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value June 30, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Ziegler Equity Income Fund, Class R6	203,220	3,311,868	99,023	303,599	40,988	(102,018)	3,046,262	44,072	—
NVIT Emerging Markets Fund, Class Y	1,645,799	—	22,324,237	265,074	(475)	(1,436,828)	20,621,860	—	—
NVIT International Index Fund, Class Y	8,088,354	89,153,338	3,155,204	8,271,532	1,356,485	(3,377,585)	82,015,910	—	—
NVIT Mid Cap Index Fund, Class Y	1,693,253	44,424,530	3,396,961	3,769,128	1,479,707	50,314	45,582,384	—	—
NVIT S&P 500 Index Fund, Class Y	5,479,476	102,676,924	1,302,193	8,022,578	5,203,249	(2,474,417)	98,685,371	—	—
NVIT Small Cap Index Fund, Class Y	418,887	28,532,982	225,107	23,943,653	2,163,009	(840,751)	6,136,694	—	—
Nationwide Core Plus Bond Fund, Class R6	1,247,824	12,595,168	1,494,223	1,337,545	(34,615)	(351,297)	12,365,934	207,194	—
NVIT Bond Index Fund, Class Y	1,202,936	12,562,096	1,380,967	1,394,863	(37,159)	(180,948)	12,330,093	—	—
Nationwide Maximum Diversification U.S. Core Equity ETF	386,131	11,300,920	103,588	1,145,475	94,130	508,393	10,861,556	—	—
Nationwide Risk-Based International Equity ETF	235,622	6,290,488	—	178,173	8,115	(89,025)	6,031,405	—	—
Nationwide Contract (a)(b)(c)	$6,252,744	6,190,802	499,153	437,211	—	—	6,252,744	84,581	—
Total		317,039,116	33,980,656	49,068,831	10,273,434	(8,294,162)	303,930,213	335,847	—

Amounts designated as “—” are zero or have been rounded to zero.

17

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
(a)	The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.
(b)	Fair valued security.
(c)	Value determined using significant unobservable inputs.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such affiliated Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS.

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

18

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

6.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $33,980,656 and sales of $49,068,831 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

19

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

10.  Federal Tax Information

As of June 30, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$253,258,805	$53,208,447	$(2,537,039)	$50,671,408

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit, Interfund Lending and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

20

Supplemental Information

June 30, 2018 (Unaudited)

NVIT Investor Destinations Aggressive Fund

NVIT Investor Destinations Balanced Fund

NVIT Investor Destinations Capital Appreciation Fund

NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Managed Growth Fund

NVIT Investor Destinations Managed Growth & Income Fund

NVIT Investor Destinations Moderate Fund

NVIT Investor Destinations Moderately Aggressive Fund

NVIT Investor Destinations Moderately Conservative Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreement, including investment performance, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the Broadridge peer group provided an appropriate comparison.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and to request any additional information they

21

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during a telephonic meeting in advance of the March 2018 meeting and during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser, and the Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic, and financial analysis and its asset allocation methodology;

●

The Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance.

The Trustees noted that each Fund (other than NVIT Investor Destinations Moderately

Conservative Fund, NVIT Investor Destinations Conservative Fund, NVIT Investor Destinations Managed Growth Fund, and NVIT Investor Destinations Managed Growth & Income Fund) ranked at approximately the median of the

22

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

funds within its performance universe, or above, for the three-year period ended August 31, 2017. As to NVIT Investor Destinations Moderately Conservative Fund and NVIT Investor Destinations Conservative Fund, the Trustees considered the Adviser’s statements that the Funds’ underperformance was principally due to each Fund’s relatively conservative approach to asset allocation. For example, the Adviser noted that each Fund maintains a more limited equity allocation than those of many of its peer funds, and that each Fund maintains a more diversified allocation among classes of equity securities than do many peer funds, allocating more of its assets to U.S. small cap and mid cap equities and to international equities, which have generally underperformed large capitalization equities in recent periods. The Trustees considered the Adviser’s statements that those allocations reflect both the Adviser’s long-term strategic asset allocation process and the Funds’ place within the NVIT Investor Destinations Funds lineup, and are appropriate to the Funds in light of those considerations.

As to the performance of NVIT Investor Destinations Managed Growth Fund and NVIT Managed Growth & Income Fund, the Trustees considered the Adviser’s statement that each Fund is designed to be offered as an investment option under variable insurance products, and that each Fund’s investment strategy calls for the Adviser to apply an overlay strategy intended to reduce volatility of the Fund under various market conditions. The Trustees considered the Adviser’s statement that the overlay is sensitive to changes in equity values and that the overlay had reduced each Fund’s exposures to equities on a number of occasions during the prior year in response to short-term volatility in the equity markets. Those reduced exposures to equities detracted from the performance of those Funds and caused the Funds to underperform other funds that did not use such an overlay. The Trustees considered the Adviser’s statement that the strategy is operating as the Adviser had expected for each Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

As to the fees and expenses of the Funds, the Trustees noted the Adviser’s view that a Fund’s total expense ratio is a more useful indication of the reasonableness of the cost of the Fund’s investment program than a comparison with other funds’ advisory fees, due to the Funds’ fund-of-funds structure and the wide variety of arrangements used by peers in pricing the advisory services within such structures. (The Adviser noted that this variety of arrangements resulted in an insufficient number of expenses peers for the NVIT Investor Destinations Managed Growth & Income Fund.) The Adviser noted that some peer funds pay low or no advisory fees in light of the fact that the adviser receives advisory compensation from the underlying funds in the fund-of-fund structure. The Adviser noted that the total expense ratio of each Fund (including 12b-1/non-12b-1 fees) was in the first quintile in comparison to its peer funds (other than NVIT Investor Destinations Managed Growth Fund, which ranked in the second quintile, and NVIT Investor Destinations Managed Growth & Income Fund, which had an insufficient number of peers), notwithstanding in some cases that a Fund’s actual advisory fee was above the median of such Fund’s peers, and stated its view that, under the circumstances, a Fund’s favorable total expense ratio provides helpful evidence of the fair pricing of the Fund’s investment program and evidence of a favorable total shareholder experience. As to NVIT Investor Destinations Managed Growth & Income Fund, the Trustees noted the Adviser’s statements that, although there was an insufficient number of peers for a quintile ranking as to the Fund’s total expense ratio, the Fund’s total expense ratio was 20.3 basis points below the 60th percentile of its Broadridge expense group.

23

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

The Trustees considered whether the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted the Adviser’s statements that the advisory fee rate schedules for many of the underlying funds in which the Funds invest are subject to contractual advisory fee breakpoints, and that the Adviser considers those effective to share economies of scale between the Adviser and the Funds’ shareholders. The Trustees determined to continue to monitor over time the fees paid at the Fund level to determine whether breakpoints might be appropriate there as well, in light of any economies of scale related to the asset allocation function that are not appropriately shared through breakpoints at the underlying fund level.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Funds’ expense structures, including their advisory fees, appeared generally to be within the range of a number of other peer funds and not sufficiently high as to be inconsistent with the continuation of the Advisory Agreements.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements.

24

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

25

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

26

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

27

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

28

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

29

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

30

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

31

Semiannual Report

June 30, 2018 (Unaudited)

NVIT Investor Destinations Balanced Fund

SAR-ID-BAL 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT Investor Destinations Balanced Fund

Asset Allocation†

Equity Funds	49.3%
Fixed Income Funds	36.5%
Investment Contract	14.2%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Bond Index Fund, Class Y	23.2%
NVIT International Index Fund, Class Y	17.0%
NVIT S&P 500 Index Fund, Class Y	16.4%
Nationwide Contract	14.2%
Nationwide Core Plus Bond Fund, Class R6	8.2%
NVIT Mid Cap Index Fund, Class Y	5.5%
NVIT Short Term Bond Fund, Class Y	5.1%
Nationwide Ziegler Equity Income Fund, Class R6	3.9%
NVIT Emerging Markets Fund, Class Y	2.4%
Nationwide Risk-Based U.S. Equity ETF	1.6%
Other Holdings	2.5%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2018.

3

Shareholder Expense Example	NVIT Investor Destinations Balanced Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Balanced Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)(b)
Class II Shares	Actual	(c)	1,000.00	996.30	2.82	0.57
	Hypothetical	(c)(d)	1,000.00	1,021.97	2.86	0.57
Class P Shares	Actual	(c)	1,000.00	997.50	2.08	0.42
	Hypothetical	(c)(d)	1,000.00	1,022.71	2.11	0.42

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT Investor Destinations Balanced Fund

Investment Companies 83.3%

	Shares	Value

Equity Funds 46.8%
Nationwide Ziegler Equity Income Fund, Class R6 (a)	4,242,667	$63,597,585
NVIT Emerging Markets Fund, Class Y (a)	3,033,282	38,007,026
NVIT International Index Fund, Class Y (a)	26,974,509	273,521,523
NVIT Mid Cap Index Fund, Class Y (a)	3,285,346	88,441,502
NVIT S&P 500 Index Fund, Class Y (a)	14,632,721	263,535,297
NVIT Small Cap Index Fund, Class Y (a)	1,693,173	24,804,990

Total Equity Funds (cost $629,997,372)		751,907,923

Fixed Income Funds 36.5%
Nationwide Core Plus Bond Fund, Class R6 (a)	13,247,534	131,283,065
NVIT Bond Index Fund, Class Y (a)	36,430,762	373,415,314
NVIT Short Term Bond Fund, Class Y (a)	7,958,834	81,896,406

Total Fixed Income Funds (cost $610,990,646)		586,594,785

Total Investment Companies (cost $1,240,988,018)		1,338,502,708

Exchange Traded Funds 2.5%
Equity Funds 2.5%
Nationwide Risk-Based International Equity ETF (a)	616,952	15,792,614
Nationwide Risk-Based U.S. Equity ETF (a)	946,796	25,134,025

Total Exchange Traded Funds (cost $39,146,181)		40,926,639

Investment Contract 14.2%

	Principal Amount

Nationwide Contract, 2.75% (a)(b)(c)(d)	$228,147,637	228,147,637

Total Investment Contract (cost $228,147,637)		228,147,637

Total Investments (cost $1,508,281,836) — 100.0%		1,607,576,984

Liabilities in excess of other assets — 0.0%†		(764,598)

NET ASSETS — 100.0%		$1,606,812,386

(a)	Investment in affiliate.

(b)	The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(c)	Fair valued security.

(d)	Value determined using significant unobservable inputs.

†	Amount rounds to less than 0.1%.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT Investor Destinations Balanced Fund
Assets:
Investment securities of affiliated issuers, at value (cost $1,508,281,836)	$1,607,576,984
Receivable for investments sold	352,270
Receivable for capital shares issued	120,726
Prepaid expenses	8,647

Total Assets	1,608,058,627

Liabilities:
Payable for capital shares redeemed	472,997
Accrued expenses and other payables:
Investment advisory fees	173,242
Fund administration fees	35,358
Distribution fees	333,236
Administrative servicing fees	196,780
Accounting and transfer agent fees	194
Trustee fees	765
Custodian fees	9,846
Compliance program costs (Note 3)	1,511
Professional fees	10,808
Printing fees	6,979
Other	4,525

Total Liabilities	1,246,241

Net Assets	$1,606,812,386

Represented by:
Capital	$1,381,345,811
Accumulated undistributed net investment income	3,463,562
Accumulated net realized gains from investment securities of affiliated issuers	122,707,865
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	99,295,148

Net Assets	$1,606,812,386

Net Assets:
Class II Shares	$1,599,466,631
Class P Shares	7,345,755

Total	$1,606,812,386

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	99,670,467
Class P Shares	458,605

Total	100,129,072

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$16.05
Class P Shares	$16.02

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT Investor Destinations Balanced Fund
INVESTMENT INCOME:
Interest income from affiliated issuers	$3,109,871
Dividend income from affiliated issuers	3,090,088

Total Income	6,199,959

EXPENSES:
Investment advisory fees	1,058,243
Fund administration fees	193,651
Distribution fees Class II Shares	2,026,296
Distribution fees Class P Shares	8,808
Administrative servicing fees Class II Shares	1,215,783
Professional fees	41,847
Printing fees	10,777
Trustee fees	25,175
Custodian fees	29,399
Accounting and transfer agent fees	572
Compliance program costs (Note 3)	3,188
Other	14,274

Total expenses before earnings credit	4,628,013

Earnings credit (Note 5)	(49)

Net Expenses	4,627,964

NET INVESTMENT INCOME	1,571,995

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities of affiliated issuers	56,197,686
Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(63,562,337)

Net realized/unrealized losses	(7,364,651)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,792,656)

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	NVIT Investor Destinations Balanced Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$1,571,995	$28,007,444
Net realized gains	56,197,686	67,647,034
Net change in unrealized appreciation/depreciation	(63,562,337)	73,981,701

Change in net assets resulting from operations	(5,792,656)	169,636,179

Distributions to Shareholders From:
Net investment income:
Class II	–	(29,533,012)
Class P	–	(132,533)
Net realized gains:
Class II	–	(38,577,198)
Class P	–	(152,557)

Change in net assets from shareholder distributions	–	(68,395,300)

Change in net assets from capital transactions	(49,972,341)	8,606,815

Change in net assets	(55,764,997)	109,847,694

Net Assets:
Beginning of period	1,662,577,383	1,552,729,689

End of period	$1,606,812,386	$1,662,577,383

Accumulated undistributed net investment income at end of period	$3,463,562	$1,891,567

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$18,556,335	$25,770,318
Dividends reinvested	–	68,110,210
Cost of shares redeemed	(69,031,284)	(86,299,188)

Total Class II Shares	(50,474,949)	7,581,340

Class P Shares
Proceeds from shares issued	593,345	1,274,304
Dividends reinvested	–	285,090
Cost of shares redeemed	(90,737)	(533,919)

Total Class P Shares	502,608	1,025,475

Change in net assets from capital transactions	$(49,972,341)	$8,606,815

SHARE TRANSACTIONS:
Class II Shares
Issued	1,150,584	1,637,375
Reinvested	–	4,280,037
Redeemed	(4,282,194)	(5,444,569)

Total Class II Shares	(3,131,610)	472,843

Class P Shares
Issued	37,000	80,836
Reinvested	–	17,943
Redeemed	(5,638)	(33,550)

Total Class P Shares	31,362	65,229

Total change in shares	(3,100,248)	538,072

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

8

Statement of Cash Flows

For the Six Months Ended June 30,2018 (Unaudited)

NVIT Investor Destinations Balanced Fund
DECREASE IN CASH
Cash flows provided by operating activities:
Net decrease in net assets from operations	$(5,792,656)
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities of affiliated issuers	(135,659,658)
Proceeds from disposition of investment securities of affiliated issuers	190,271,231
Reinvestment of dividend income from affiliated issuers	(3,090,088)
Reinvestment of interest income from affiliated issuers	(3,109,871)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	63,562,337
Net realized gain from investment transactions with affiliated issuers	(56,197,686)
Increase in receivable for investments sold	(38,865)
Increase in prepaid expenses	(6,112)
Decrease in payable for investments purchased	(173,241)
Decrease in investment advisory fees payable	(9,573)
Decrease in fund administration fees payable	(1,581)
Decrease in distribution fees payable	(18,384)
Decrease in administrative servicing fees payable	(10,930)
Decrease in accounting and transfer agent fees payable	(17)
Increase in trustee fees payable	510
Decrease in custodian fees payable	(1,483)
Decrease in compliance program costs payable	(92)
Decrease in professional fees payable	(3,497)
Decrease in printing fees payable	(301)
Increase in other payables	924

Net cash provided by operating activities	49,720,967

Cash flows used in financing activities:
Proceeds from shares issued	19,067,732
Cost of shares redeemed	(69,000,268)

Net cash used in financing activities	(49,932,536)

Net decrease in cash	(211,569)

Cash:
Beginning of period	211,569

End of period	$–

Supplemental disclosure of cash flow information:
Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers and interest income from affiliated issuers of $6,199,959.

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

9

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Balanced Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$16.11	0.02	(0.08)	(0.06)	–	–	–	$16.05	(0.37%	)	$1,599,466,631	0.57%	0.19%	0.57%	8.66%
Year Ended December 31, 2017	$15.12	0.27	1.40	1.67	(0.29)	(0.39)	(0.68)	$16.11	11.13%		$1,655,714,228	0.57%	1.73%	0.57%	10.76%
Year Ended December 31, 2016	$14.84	0.29	0.64	0.93	(0.29)	(0.36)	(0.65)	$15.12	6.30%		$1,547,268,999	0.57%	1.92%	0.57%	6.90%
Year Ended December 31, 2015	$15.47	0.27	(0.30)	(0.03)	(0.26)	(0.34)	(0.60)	$14.84	(0.17%	)	$1,356,409,775	0.57%	1.74%	0.57%	9.65%
Year Ended December 31, 2014	$15.10	0.27	0.42	0.69	(0.26)	(0.06)	(0.32)	$15.47	4.59%		$1,246,083,979	0.57%	1.75%	0.57%	18.34%
Year Ended December 31, 2013	$13.65	0.26	1.57	1.83	(0.25)	(0.13)	(0.38)	$15.10	13.42%		$1,061,392,009	0.57%	1.81%	0.57%	4.07%

Class P Shares
Six Months Ended June 30, 2018 (Unaudited)	$16.06	0.03	(0.07)	(0.04)	–	–	–	$16.02	(0.25%	)	$7,345,755	0.42%	0.34%	0.42%	8.66%
Year Ended December 31, 2017	$15.08	0.31	1.38	1.69	(0.32)	(0.39)	(0.71)	$16.06	11.27%		$6,863,155	0.42%	1.98%	0.42%	10.76%
Year Ended December 31, 2016	$14.81	0.33	0.61	0.94	(0.31)	(0.36)	(0.67)	$15.08	6.42%		$5,460,690	0.42%	2.21%	0.42%	6.90%
Year Ended December 31, 2015	$15.44	0.31	(0.32)	(0.01)	(0.28)	(0.34)	(0.62)	$14.81	(0.01%	)	$4,055,486	0.42%	2.00%	0.42%	9.65%
Year Ended December 31, 2014	$15.08	0.33	0.38	0.71	(0.29)	(0.06)	(0.35)	$15.44	4.69%		$3,133,804	0.42%	2.11%	0.42%	18.34%
Year Ended December 31, 2013	$13.63	0.35	1.50	1.85	(0.27)	(0.13)	(0.40)	$15.08	13.63%		$4,066,929	0.42%	2.41%	0.42%	4.07%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Balanced Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, affiliated series of the Nationwide Mutual Funds (“NMF”) and affiliated series of the ETF Series Solutions (“ESS”) (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

11

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Shares of the registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to each Fund that invests in the contract, which is currently adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). NFA can increase or redeem all or a portion of a Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

The interest credited to each Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the guaranteed interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2018 through March 31, 2018, the rate was 2.80%. For the period from April 1, 2018 through June 30, 2018, the rate was 2.75%. Effective July 1, 2018, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

12

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$40,926,639	$—	$—	$40,926,639
Investment Companies	1,338,502,708	—	—	1,338,502,708
Investment Contract	—	—	228,147,637	228,147,637
Total	$1,379,429,347	$—	$228,147,637	$1,607,576,984

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2017	$230,226,133	$230,226,133
Purchases*	5,253,011	5,253,011
Sales	(7,331,507)	(7,331,507)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 6/30/2018	$228,147,637	$228,147,637

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	2.75%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily

*	NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

13

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The following are the valuation policies of the affiliated Underlying Funds, excluding the affiliated Exchange Traded Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of

14

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

For additional information about each affiliated Exchange Traded Fund’s valuation policies, please refer to the Fund’s most recent semiannual report to shareholders which can be found at etf.nationwide.com.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

15

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents to include cash, money market funds and other investments held in lieu of cash.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate was 0.13%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other

16

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.28% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and NMF, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $193,651 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $3,188.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% for Class II and Class P shares of the Fund.

17

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative services fees was 0.15% for Class II shares, for a total amount of $1,215,783.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the six months ended June 30, 2018 were as follows:

Security Description	Shares/ Principal at June 30, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value June 30, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Ziegler Equity Income Fund, Class R6	4,242,667	68,804,894	983,398	4,866,496	409,050	(1,733,261)	63,597,585	928,281	—
NVIT Emerging Markets Fund, Class Y	3,033,282	—	40,668,570	10,224	7	(2,651,327)	38,007,026	—	—
NVIT International Index Fund, Class Y	26,974,509	218,415,874	71,642,278	8,375,229	2,605,213	(10,766,613)	273,521,523	—	—
NVIT Mid Cap Index Fund, Class Y	3,285,346	151,964,856	—	67,482,693	17,175,500	(13,216,161)	88,441,502	—	—
NVIT S&P 500 Index Fund, Class Y	14,632,721	309,597,333	2,278,762	56,661,491	30,684,538	(22,363,845)	263,535,297	—	—
NVIT Small Cap Index Fund, Class Y	1,693,173	51,534,559	—	29,511,147	6,046,153	(3,264,575)	24,804,990	—	—
Nationwide Core Plus Bond Fund, Class R6	13,247,534	131,116,478	5,190,659	1,024,644	(28,874)	(3,970,554)	131,283,065	2,161,807	—
NVIT Bond Index Fund, Class Y	36,430,762	378,282,650	15,345,129	13,728,334	(718,020)	(5,766,111)	373,415,314	—	—
NVIT Short Term Bond Fund, Class Y	7,958,834	81,642,221	497,810	323,553	(9,145)	89,073	81,896,406	—	—
Nationwide Risk-Based International Equity ETF	616,952	16,402,424	—	398,258	19,201	(230,753)	15,792,614	—	—
Nationwide Risk-Based U.S. Equity ETF	946,796	25,365,827	—	557,655	14,063	311,790	25,134,025	—	—
Nationwide Contract (a)(b)(c)	$228,147,637	230,226,133	5,253,011	7,331,507	—	—	228,147,637	3,109,871	—
Total		1,663,353,249	141,859,617	190,271,231	56,197,686	(63,562,337)	1,607,576,984	6,199,959	—

Amounts designated as “—” are zero or have been rounded to zero.

18

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
(a)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(b)	Fair valued security.
(c)	Value determined using significant unobservable inputs.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such affiliated Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS.

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

19

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

6.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $141,859,617 and sales of $190,271,231 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

20

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

10.  Federal Tax Information

As of June 30, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,509,259,994	$125,536,658	$(27,219,668)	$98,316,990

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit, Interfund Lending and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

21

Supplemental Information

June 30, 2018 (Unaudited)

NVIT Investor Destinations Aggressive Fund

NVIT Investor Destinations Balanced Fund

NVIT Investor Destinations Capital Appreciation Fund

NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Managed Growth Fund

NVIT Investor Destinations Managed Growth & Income Fund

NVIT Investor Destinations Moderate Fund

NVIT Investor Destinations Moderately Aggressive Fund

NVIT Investor Destinations Moderately Conservative Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreement, including investment performance, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the Broadridge peer group provided an appropriate comparison.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and to request any additional information they

22

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during a telephonic meeting in advance of the March 2018 meeting and during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser, and the Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic, and financial analysis and its asset allocation methodology;

●

The Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance.

The Trustees noted that each Fund (other than NVIT Investor Destinations Moderately

Conservative Fund, NVIT Investor Destinations Conservative Fund, NVIT Investor Destinations Managed Growth Fund, and NVIT Investor Destinations Managed Growth & Income Fund) ranked at approximately the median of the

23

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

funds within its performance universe, or above, for the three-year period ended August 31, 2017. As to NVIT Investor Destinations Moderately Conservative Fund and NVIT Investor Destinations Conservative Fund, the Trustees considered the Adviser’s statements that the Funds’ underperformance was principally due to each Fund’s relatively conservative approach to asset allocation. For example, the Adviser noted that each Fund maintains a more limited equity allocation than those of many of its peer funds, and that each Fund maintains a more diversified allocation among classes of equity securities than do many peer funds, allocating more of its assets to U.S. small cap and mid cap equities and to international equities, which have generally underperformed large capitalization equities in recent periods. The Trustees considered the Adviser’s statements that those allocations reflect both the Adviser’s long-term strategic asset allocation process and the Funds’ place within the NVIT Investor Destinations Funds lineup, and are appropriate to the Funds in light of those considerations.

As to the performance of NVIT Investor Destinations Managed Growth Fund and NVIT Managed Growth & Income Fund, the Trustees considered the Adviser’s statement that each Fund is designed to be offered as an investment option under variable insurance products, and that each Fund’s investment strategy calls for the Adviser to apply an overlay strategy intended to reduce volatility of the Fund under various market conditions. The Trustees considered the Adviser’s statement that the overlay is sensitive to changes in equity values and that the overlay had reduced each Fund’s exposures to equities on a number of occasions during the prior year in response to short-term volatility in the equity markets. Those reduced exposures to equities detracted from the performance of those Funds and caused the Funds to underperform other funds that did not use such an overlay. The Trustees considered the Adviser’s statement that the strategy is operating as the Adviser had expected for each Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

As to the fees and expenses of the Funds, the Trustees noted the Adviser’s view that a Fund’s total expense ratio is a more useful indication of the reasonableness of the cost of the Fund’s investment program than a comparison with other funds’ advisory fees, due to the Funds’ fund-of-funds structure and the wide variety of arrangements used by peers in pricing the advisory services within such structures. (The Adviser noted that this variety of arrangements resulted in an insufficient number of expenses peers for the NVIT Investor Destinations Managed Growth & Income Fund.) The Adviser noted that some peer funds pay low or no advisory fees in light of the fact that the adviser receives advisory compensation from the underlying funds in the fund-of-fund structure. The Adviser noted that the total expense ratio of each Fund (including 12b-1/non-12b-1 fees) was in the first quintile in comparison to its peer funds (other than NVIT Investor Destinations Managed Growth Fund, which ranked in the second quintile, and NVIT Investor Destinations Managed Growth & Income Fund, which had an insufficient number of peers), notwithstanding in some cases that a Fund’s actual advisory fee was above the median of such Fund’s peers, and stated its view that, under the circumstances, a Fund’s favorable total expense ratio provides helpful evidence of the fair pricing of the Fund’s investment program and evidence of a favorable total shareholder experience. As to NVIT Investor Destinations Managed Growth & Income Fund, the Trustees noted the Adviser’s statements that, although there was an insufficient number of peers for a quintile ranking as to the Fund’s total expense ratio, the Fund’s total expense ratio was 20.3 basis points below the 60th percentile of its Broadridge expense group.

24

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

The Trustees considered whether the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted the Adviser’s statements that the advisory fee rate schedules for many of the underlying funds in which the Funds invest are subject to contractual advisory fee breakpoints, and that the Adviser considers those effective to share economies of scale between the Adviser and the Funds’ shareholders. The Trustees determined to continue to monitor over time the fees paid at the Fund level to determine whether breakpoints might be appropriate there as well, in light of any economies of scale related to the asset allocation function that are not appropriately shared through breakpoints at the underlying fund level.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Funds’ expense structures, including their advisory fees, appeared generally to be within the range of a number of other peer funds and not sufficiently high as to be inconsistent with the continuation of the Advisory Agreements.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements.

25

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

26

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

27

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

28

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

29

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

30

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

31

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

32

Semiannual Report

June 30, 2018 (Unaudited)

NVIT Investor Destinations Capital Appreciation Fund

SAR-ID-CAP 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT Investor Destinations Capital Appreciation Fund

Asset Allocation†

Equity Funds	69.6%
Fixed Income Funds	25.3%
Investment Contract	5.1%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT S&P 500 Index Fund, Class Y	29.4%
NVIT International Index Fund, Class Y	20.1%
NVIT Bond Index Fund, Class Y	17.1%
NVIT Mid Cap Index Fund, Class Y	8.0%
Nationwide Core Plus Bond Fund, Class R6	5.2%
Nationwide Contract	5.1%
Nationwide Maximum Diversification U.S. Core Equity ETF	3.6%
NVIT Emerging Markets Fund, Class Y	3.3%
NVIT Short Term Bond Fund, Class Y	3.1%
NVIT Small Cap Index Fund, Class Y	2.1%
Other Holdings	3.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2018.

3

Shareholder Expense Example	NVIT Investor Destinations Capital Appreciation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Capital Appreciation Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,002.20	2.83	0.57
	Hypothetical	(c)(d)	1,000.00	1,021.97	2.86	0.57
Class P Shares	Actual	(c)	1,000.00	1,002.70	2.09	0.42
	Hypothetical	(c)(d)	1,000.00	1,022.71	2.11	0.42

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT Investor Destinations Capital Appreciation Fund

Investment Companies 90.3%

	Shares	Value

Equity Funds 65.0%
Nationwide Ziegler Equity Income Fund, Class R6 (a)	2,041,820	$30,606,877
NVIT Emerging Markets Fund, Class Y (a)	4,080,589	51,129,784
NVIT International Index Fund, Class Y (a)	30,478,601	309,053,016
NVIT Mid Cap Index Fund, Class Y (a)	4,575,978	123,185,329
NVIT S&P 500 Index Fund, Class Y (a)	25,112,206	452,270,821
NVIT Small Cap Index Fund, Class Y (a)	2,163,246	31,691,561

Total Equity Funds (cost $736,357,035)		997,937,388

Fixed Income Funds 25.3%
Nationwide Core Plus Bond Fund, Class R6 (a)	7,986,772	79,148,912
NVIT Bond Index Fund, Class Y (a)	25,686,056	263,282,075
NVIT Short Term Bond Fund, Class Y (a)	4,593,279	47,264,838

Total Fixed Income Funds (cost $406,559,195)		389,695,825

Total Investment Companies (cost $1,142,916,230)		1,387,633,213

Exchange Traded Funds 4.6%
Equity Funds 4.6%
Nationwide Maximum Diversification U.S. Core Equity ETF (a)	1,956,783	55,042,740
Nationwide Risk-Based International Equity ETF (a)	590,281	15,109,895

Total Exchange Traded Funds (cost $63,744,526)		70,152,635

Investment Contract 5.1%

	Principal Amount	Value

Nationwide Contract, 2.75% (a)(b)(c)(d)	$78,711,333	$78,711,333

Total Investment Contract (cost $78,711,333)		78,711,333

Total Investments (cost $1,285,372,089) — 100.0%		1,536,497,181

Liabilities in excess of other assets — 0.0%†		(738,719)

NET ASSETS — 100.0%		$1,535,758,462

(a)	Investment in affiliate.

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(c)	Fair valued security.

(d)	Value determined using significant unobservable inputs.

†	Amount rounds to less than 0.1%.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT Investor Destinations Capital Appreciation Fund
Assets:
Investment securities of affiliated issuers, at value (cost $1,285,372,089)	$1,536,497,181
Receivable for investments sold	419,506
Receivable for capital shares issued	409
Prepaid expenses	8,370

Total Assets	1,536,925,466

Liabilities:
Payable for capital shares redeemed	419,914
Accrued expenses and other payables:
Investment advisory fees	166,293
Fund administration fees	34,208
Distribution fees	319,869
Administrative servicing fees	191,283
Accounting and transfer agent fees	188
Trustee fees	780
Custodian fees	9,447
Compliance program costs (Note 3)	1,469
Professional fees	10,918
Printing fees	6,297
Other	6,338

Total Liabilities	1,167,004

Net Assets	$1,535,758,462

Represented by:
Capital	$1,137,194,677
Accumulated undistributed net investment income	231,920
Accumulated net realized gains from investment securities of affiliated issuers	147,206,773
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	251,125,092

Net Assets	$1,535,758,462

Net Assets:
Class II Shares	$1,527,749,985
Class P Shares	8,008,477

Total	$1,535,758,462

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	82,103,776
Class P Shares	431,822

Total	82,535,598

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$18.61
Class P Shares	$18.55

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT Investor Destinations Capital Appreciation Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$1,751,290
Interest income from affiliated issuers	1,071,992

Total Income	2,823,282

EXPENSES:
Investment advisory fees	1,020,345
Fund administration fees	187,424
Distribution fees Class II Shares	1,952,486
Distribution fees Class P Shares	9,736
Administrative servicing fees Class II Shares	1,171,497
Professional fees	40,876
Printing fees	9,579
Trustee fees	24,281
Custodian fees	27,345
Accounting and transfer agent fees	548
Compliance program costs (Note 3)	3,070
Other	14,497

Total expenses before earnings credit	4,461,684

Earnings credit (Note 5)	(69)

Net Expenses	4,461,615

NET INVESTMENT LOSS	(1,638,333)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities of affiliated issuers	55,220,232
Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(50,250,632)

Net realized/unrealized gains	4,969,600

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,331,267

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	NVIT Investor Destinations Capital Appreciation Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income/(loss)	$(1,638,333)	$24,471,855
Net realized gains	55,220,232	93,426,519
Net change in unrealized appreciation/depreciation	(50,250,632)	98,509,408

Change in net assets resulting from operations	3,331,267	216,407,782

Distributions to Shareholders From:
Net investment income:
Class II	–	(25,872,852)
Class P	–	(133,505)
Net realized gains:
Class II	–	(57,051,293)
Class P	–	(250,054)

Change in net assets from shareholder distributions	–	(83,307,704)

Change in net assets from capital transactions	(77,118,056)	(30,982,831)

Change in net assets	(73,786,789)	102,117,247

Net Assets:
Beginning of period	1,609,545,251	1,507,428,004

End of period	$1,535,758,462	$1,609,545,251

Accumulated undistributed net investment income at end of period	$231,920	$1,870,253

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$4,792,404	$16,790,655
Dividends reinvested	–	82,924,145
Cost of shares redeemed	(82,304,590)	(132,041,804)

Total Class II Shares	(77,512,186)	(32,327,004)

Class P Shares
Proceeds from shares issued	579,762	1,389,552
Dividends reinvested	–	383,559
Cost of shares redeemed	(185,632)	(428,938)

Total Class P Shares	394,130	1,344,173

Change in net assets from capital transactions	$(77,118,056)	$(30,982,831)

8

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Capital Appreciation Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class II Shares
Issued	256,666	927,579
Reinvested	–	4,570,329
Redeemed	(4,409,698)	(7,275,796)

Total Class II Shares	(4,153,032)	(1,777,888)

Class P Shares
Issued	31,097	76,822
Reinvested	–	21,188
Redeemed	(9,968)	(23,797)

Total Class P Shares	21,129	74,213

Total change in shares	(4,131,903)	(1,703,675)

Amounts designated as “–“ are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

9

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Capital Appreciation Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)(e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$18.57	(0.02)	0.06	0.04	–	–	–	$18.61	0.22%		$1,527,749,985	0.57%	(0.21%	)	0.57%	6.54%
Year Ended December 31, 2017	$17.06	0.28	2.21	2.49	(0.30)	(0.68)	(0.98)	$18.57	14.81%		$1,601,948,889	0.57%	1.56%		0.57%	11.50%
Year Ended December 31, 2016	$16.78	0.29	0.99	1.28	(0.31)	(0.69)	(1.00)	$17.06	7.74%		$1,501,709,451	0.57%	1.72%		0.57%	6.98%
Year Ended December 31, 2015	$17.82	0.27	(0.38)	(0.11)	(0.27)	(0.66)	(0.93)	$16.78	(0.53%	)	$1,471,446,086	0.57%	1.53%		0.57%	9.53%
Year Ended December 31, 2014	$17.47	0.30	0.61	0.91	(0.31)	(0.25)	(0.56)	$17.82	5.21%		$1,518,471,691	0.57%	1.67%		0.57%	14.02%
Year Ended December 31, 2013	$15.08	0.28	2.65	2.93	(0.29)	(0.25)	(0.54)	$17.47	19.49%		$1,474,725,072	0.57%	1.71%		0.57%	8.52%

Class P Shares
Six Months Ended June 30, 2018 (Unaudited)	$18.50	(0.01)	0.06	0.05	–	–	–	$18.55	0.27%		$8,008,477	0.42%	(0.06%	)	0.42%	6.54%
Year Ended December 31, 2017	$17.00	0.34	2.18	2.52	(0.34)	(0.68)	(1.02)	$18.50	14.99%		$7,596,362	0.42%	1.89%		0.42%	11.50%
Year Ended December 31, 2016	$16.72	0.35	0.96	1.31	(0.34)	(0.69)	(1.03)	$17.00	7.95%		$5,718,553	0.42%	2.05%		0.42%	6.98%
Year Ended December 31, 2015	$17.77	0.35	(0.43)	(0.08)	(0.31)	(0.66)	(0.97)	$16.72	(0.39%	)	$4,388,637	0.42%	1.98%		0.42%	9.53%
Year Ended December 31, 2014	$17.43	0.40	0.53	0.93	(0.34)	(0.25)	(0.59)	$17.77	5.36%		$3,174,346	0.42%	2.22%		0.42%	14.02%
Year Ended December 31, 2013	$15.05	0.39	2.56	2.95	(0.32)	(0.25)	(0.57)	$17.43	19.69%		$1,890,181	0.42%	2.36%		0.42%	8.52%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Capital Appreciation Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, affiliated series of the Nationwide Mutual Funds (“NMF”) and affiliated series of the ETF Series Solutions (“ESS”) (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

11

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Shares of the registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to each Fund that invests in the contract, which is currently adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). NFA can increase or redeem all or a portion of a Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

The interest credited to each Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the guaranteed interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2018 through March 31, 2018,

12

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

the rate was 2.80%. For the period from April 1, 2018 through June 30, 2018, the rate was 2.75%. Effective July 1, 2018, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$70,152,635	$—	$—	$70,152,635
Investment Companies	1,387,633,213	—	—	1,387,633,213
Investment Contract	—	—	78,711,333	78,711,333
Total	$1,457,785,848	$—	$78,711,333	$1,536,497,181

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2017	$79,581,532	$79,581,532
Purchases*	1,888,581	1,888,581
Sales	(2,758,780)	(2,758,780)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 6/30/2018	$78,711,333	$78,711,333

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	2.75%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily
*

NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the

13

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds, excluding the affiliated Exchange Traded Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading;

14

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

For additional information about each affiliated Exchange Traded Fund’s valuation policies, please refer to the Fund’s most recent semiannual report to shareholders which can be found at etf.nationwide.com.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

15

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate was 0.13%.

16

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.28% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and NMF, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $187,424 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $3,070.

17

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% for Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.15% for Class II shares, for a total amount of $1,171,497.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the six months ended June 30, 2018 were as follows:

Security Description	Shares/ Principal at June 30, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value June 30, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Ziegler Equity Income Fund, Class R6	2,041,820	33,479,813	449,567	2,678,993	219,437	(862,947)	30,606,877	449,567	—
NVIT Emerging Markets Fund, Class Y	4,080,589	—	54,698,654	—	—	(3,568,870)	51,129,784	—	—
NVIT International Index Fund, Class Y	30,478,601	323,950,916	8,652,992	15,763,321	2,303,032	(10,090,603)	309,053,016	—	—
NVIT Mid Cap Index Fund, Class Y	4,575,978	177,848,126	—	59,643,300	20,514,417	(15,533,914)	123,185,329	—	—
NVIT S&P 500 Index Fund, Class Y	25,112,206	442,797,378	27,600,247	30,090,199	15,165,587	(3,202,192)	452,270,821	—	—
NVIT Small Cap Index Fund, Class Y	2,163,246	81,348,173	—	53,842,203	17,126,732	(12,941,141)	31,691,561	—	—
Nationwide Core Plus Bond Fund, Class R6	7,986,772	79,293,892	2,270,688	—	—	(2,415,668)	79,148,912	1,301,723	—
NVIT Bond Index Fund, Class Y	25,686,056	270,810,387	7,210,838	10,109,239	(573,124)	(4,056,787)	263,282,075	—	—
NVIT Short Term Bond Fund, Class Y	4,593,279	47,398,926	466,975	646,293	(24,302)	69,532	47,264,838	—	—

18

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Security Description	Shares/ Principal at June 30, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value June 30, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Maximum Diversification U.S. Core Equity ETF	1,956,783	57,940,995	—	5,938,472	461,382	2,578,835	55,042,740	—	—
Nationwide Risk-Based International Equity ETF	590,281	15,871,202	—	561,501	27,071	(226,877)	15,109,895	—	—
Nationwide Contract (a)(b)(c)	$78,711,333	79,581,532	1,888,581	2,758,780	—	—	78,711,333	1,071,992	—
Total		1,610,321,340	103,238,542	182,032,301	55,220,232	(50,250,632)	1,536,497,181	2,823,282	—

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
(a)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(b)	Fair valued security.
(c)	Value determined using significant unobservable inputs.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such affiliated Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS.

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase

19

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

6.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $103,238,542 and sales of $182,032,301 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as

20

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

10.  Federal Tax Information

As of June 30, 2018 the tax cost of investments and the breakdown of unrealized appreciation/ (depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,286,071,720	$270,906,658	$(20,481,197)	$250,425,461

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit, Interfund Lending, and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

21

Supplemental Information

June 30, 2018 (Unaudited)

NVIT Investor Destinations Aggressive Fund

NVIT Investor Destinations Balanced Fund

NVIT Investor Destinations Capital Appreciation Fund

NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Managed Growth Fund

NVIT Investor Destinations Managed Growth & Income Fund

NVIT Investor Destinations Moderate Fund

NVIT Investor Destinations Moderately Aggressive Fund

NVIT Investor Destinations Moderately Conservative Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreement, including investment performance, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the Broadridge peer group provided an appropriate comparison.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and to request any additional information they

22

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during a telephonic meeting in advance of the March 2018 meeting and during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser, and the Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic, and financial analysis and its asset allocation methodology;

●

The Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance.

The Trustees noted that each Fund (other than NVIT Investor Destinations Moderately

Conservative Fund, NVIT Investor Destinations Conservative Fund, NVIT Investor Destinations Managed Growth Fund, and NVIT Investor Destinations Managed Growth & Income Fund) ranked at approximately the median of the

23

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

funds within its performance universe, or above, for the three-year period ended August 31, 2017. As to NVIT Investor Destinations Moderately Conservative Fund and NVIT Investor Destinations Conservative Fund, the Trustees considered the Adviser’s statements that the Funds’ underperformance was principally due to each Fund’s relatively conservative approach to asset allocation. For example, the Adviser noted that each Fund maintains a more limited equity allocation than those of many of its peer funds, and that each Fund maintains a more diversified allocation among classes of equity securities than do many peer funds, allocating more of its assets to U.S. small cap and mid cap equities and to international equities, which have generally underperformed large capitalization equities in recent periods. The Trustees considered the Adviser’s statements that those allocations reflect both the Adviser’s long-term strategic asset allocation process and the Funds’ place within the NVIT Investor Destinations Funds lineup, and are appropriate to the Funds in light of those considerations.

As to the performance of NVIT Investor Destinations Managed Growth Fund and NVIT Managed Growth & Income Fund, the Trustees considered the Adviser’s statement that each Fund is designed to be offered as an investment option under variable insurance products, and that each Fund’s investment strategy calls for the Adviser to apply an overlay strategy intended to reduce volatility of the Fund under various market conditions. The Trustees considered the Adviser’s statement that the overlay is sensitive to changes in equity values and that the overlay had reduced each Fund’s exposures to equities on a number of occasions during the prior year in response to short-term volatility in the equity markets. Those reduced exposures to equities detracted from the performance of those Funds and caused the Funds to underperform other funds that did not use such an overlay. The Trustees considered the Adviser’s statement that the strategy is operating as the Adviser had expected for each Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

As to the fees and expenses of the Funds, the Trustees noted the Adviser’s view that a Fund’s total expense ratio is a more useful indication of the reasonableness of the cost of the Fund’s investment program than a comparison with other funds’ advisory fees, due to the Funds’ fund-of-funds structure and the wide variety of arrangements used by peers in pricing the advisory services within such structures. (The Adviser noted that this variety of arrangements resulted in an insufficient number of expenses peers for the NVIT Investor Destinations Managed Growth & Income Fund.) The Adviser noted that some peer funds pay low or no advisory fees in light of the fact that the adviser receives advisory compensation from the underlying funds in the fund-of-fund structure. The Adviser noted that the total expense ratio of each Fund (including 12b-1/non-12b-1 fees) was in the first quintile in comparison to its peer funds (other than NVIT Investor Destinations Managed Growth Fund, which ranked in the second quintile, and NVIT Investor Destinations Managed Growth & Income Fund, which had an insufficient number of peers), notwithstanding in some cases that a Fund’s actual advisory fee was above the median of such Fund’s peers, and stated its view that, under the circumstances, a Fund’s favorable total expense ratio provides helpful evidence of the fair pricing of the Fund’s investment program and evidence of a favorable total shareholder experience. As to NVIT Investor Destinations Managed Growth & Income Fund, the Trustees noted the Adviser’s statements that, although there was an insufficient number of peers for a quintile ranking as to the Fund’s total expense ratio, the Fund’s total expense ratio was 20.3 basis points below the 60th percentile of its Broadridge expense group.

24

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

The Trustees considered whether the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted the Adviser’s statements that the advisory fee rate schedules for many of the underlying funds in which the Funds invest are subject to contractual advisory fee breakpoints, and that the Adviser considers those effective to share economies of scale between the Adviser and the Funds’ shareholders. The Trustees determined to continue to monitor over time the fees paid at the Fund level to determine whether breakpoints might be appropriate there as well, in light of any economies of scale related to the asset allocation function that are not appropriately shared through breakpoints at the underlying fund level.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Funds’ expense structures, including their advisory fees, appeared generally to be within the range of a number of other peer funds and not sufficiently high as to be inconsistent with the continuation of the Advisory Agreements.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements.

25

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

26

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

27

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

28

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

29

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

30

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

31

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

32

Semiannual Report

June 30, 2018 (Unaudited)

NVIT Investor Destinations Conservative Fund

SAR-ID-CON 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT Investor Destinations Conservative Fund

Asset Allocation†

Fixed Income Funds	56.3%
Investment Contract	24.1%
Equity Funds	19.6%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Bond Index Fund, Class Y	29.0%
Nationwide Contract	24.0%
Nationwide Core Plus Bond Fund, Class R6	11.1%
NVIT Short Term Bond Fund, Class Y	11.1%
NVIT S&P 500 Index Fund, Class Y	5.9%
NVIT International Index Fund, Class Y	5.9%
Nationwide Inflation-Protected Securities Fund, Class R6	5.1%
Nationwide Ziegler Equity Income Fund, Class R6	2.0%
Nationwide Risk-Based U.S. Equity ETF	1.5%
NVIT Mid Cap Index Fund, Class Y	1.5%
Other Holdings	2.9%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2018.

3

Shareholder Expense Example	NVIT Investor Destinations Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Conservative Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)(b)
Class II Shares	Actual	(c)	1,000.00	995.00	2.82	0.57
	Hypothetical	(c)(d)	1,000.00	1,021.97	2.86	0.57
Class P Shares	Actual	(c)	1,000.00	996.00	2.08	0.42
	Hypothetical	(c)(d)	1,000.00	1,022.71	2.11	0.42

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT Investor Destinations Conservative Fund

Investment Companies 73.4%

	Shares	Value

Equity Funds 17.1%
Nationwide Ziegler Equity Income Fund, Class R6 (a)	954,748	$14,311,666
NVIT Emerging Markets Fund, Class Y (a)	822,087	10,300,751
NVIT International Index Fund, Class Y (a)	4,182,687	42,412,447
NVIT Mid Cap Index Fund, Class Y (a)	399,938	10,766,319
NVIT S&P 500 Index Fund, Class Y (a)	2,386,767	42,985,675
NVIT Small Cap Index Fund, Class Y (a)	248,015	3,633,413

Total Equity Funds (cost $111,457,317)		124,410,271

Fixed Income Funds 56.3%
Nationwide Core Plus Bond Fund, Class R6 (a)	8,106,793	80,338,318
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	3,763,500	36,656,492
NVIT Bond Index Fund, Class Y (a)	20,532,483	210,457,954
NVIT Short Term Bond Fund, Class Y (a)	7,784,923	80,106,858

Total Fixed Income Funds (cost $421,770,809)		407,559,622

Total Investment Companies (cost $533,228,126)		531,969,893

Exchange Traded Funds 2.5%
Equity Funds 2.5%
Nationwide Risk-Based International Equity ETF (a)	279,528	7,155,302
Nationwide Risk-Based U.S. Equity ETF (a)	416,789	11,064,247

Total Exchange Traded Funds (cost $17,470,783)		18,219,549

Investment Contract 24.1%

	Principal Amount

Nationwide Contract, 2.75% (a)(b)(c)(d)	$174,201,831	174,201,831

Total Investment Contract (cost $174,201,831)		174,201,831

Total Investments (cost $724,900,740) — 100.0%		724,391,273

Liabilities in excess of other assets — 0.0%†		(357,981)

NET ASSETS — 100.0%		$724,033,292

(a)	Investment in affiliate.

(b)	The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(c)	Fair valued security.

(d)	Value determined using significant unobservable inputs.

†	Amount rounds to less than 0.1%.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT Investor Destinations Conservative Fund
Assets:
Investment securities of affiliated issuers, at value (cost $724,900,740)	$724,391,273
Receivable for investments sold	257,166
Receivable for capital shares issued	77,080
Prepaid expenses	3,813

Total Assets	724,729,332

Liabilities:
Payable for capital shares redeemed	334,246
Accrued expenses and other payables:
Investment advisory fees	78,069
Fund administration fees	19,615
Distribution fees	150,169
Administrative servicing fees	89,753
Accounting and transfer agent fees	140
Trustee fees	434
Custodian fees	6,144
Compliance program costs (Note 3)	703
Professional fees	9,556
Printing fees	1,473
Other	5,738

Total Liabilities	696,040

Net Assets	$724,033,292

Represented by:
Capital	$702,258,259
Accumulated undistributed net investment income	3,012,860
Accumulated net realized gains from investment securities of affiliated issuers	19,271,640
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	(509,467)

Net Assets	$724,033,292

Net Assets:
Class II Shares	$720,781,256
Class P Shares	3,252,036

Total	$724,033,292

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	71,873,994
Class P Shares	325,275

Total	72,199,269

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$10.03
Class P Shares	$10.00

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT Investor Destinations Conservative Fund
INVESTMENT INCOME:
Interest income from affiliated issuers	$2,398,454
Dividend income from affiliated issuers	1,776,209

Total Income	4,174,663

EXPENSES:
Investment advisory fees	474,143
Fund administration fees	97,741
Distribution fees Class II Shares	907,891
Distribution fees Class P Shares	3,933
Administrative servicing fees Class II Shares	544,737
Professional fees	22,762
Printing fees	6,892
Trustee fees	11,384
Custodian fees	14,339
Accounting and transfer agent fees	396
Compliance program costs (Note 3)	1,436
Other	8,150

Total expenses before earnings credit	2,093,804

Earnings credit (Note 5)	(451)

Net Expenses	2,093,353

NET INVESTMENT INCOME	2,081,310

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities of affiliated issuers	6,390,384
Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(12,132,673)

Net realized/unrealized losses	(5,742,289)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,660,979)

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	NVIT Investor Destinations Conservative Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$2,081,310	$13,911,114
Net realized gains	6,390,384	13,590,793
Net change in unrealized appreciation/depreciation	(12,132,673)	15,728,463

Change in net assets resulting from operations	(3,660,979)	43,230,370

Distributions to Shareholders From:
Net investment income:
Class II	—	(14,436,290)
Class P	—	(61,036)
Net realized gains:
Class II	—	(15,623,331)
Class P	—	(57,346)

Change in net assets from shareholder distributions	—	(30,178,003)

Change in net assets from capital transactions	(23,359,129)	(61,045,705)

Change in net assets	(27,020,108)	(47,993,338)

Net Assets:
Beginning of period	751,053,400	799,046,738

End of period	$724,033,292	$751,053,400

Accumulated undistributed net investment income at end of period	$3,012,860	$931,550

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$53,458,901	$49,063,244
Dividends reinvested	—	30,059,621
Cost of shares redeemed	(77,170,889)	(140,574,096)

Total Class II Shares	(23,711,988)	(61,451,231)

Class P Shares
Proceeds from shares issued	508,375	537,744
Dividends reinvested	—	118,382
Cost of shares redeemed	(155,516)	(250,600)

Total Class P Shares	352,859	405,526

Change in net assets from capital transactions	$(23,359,129)	$(61,045,705)

SHARE TRANSACTIONS:
Class II Shares
Issued	5,347,044	4,832,433
Reinvested	—	2,978,393
Redeemed	(7,682,766)	(13,835,667)

Total Class II Shares	(2,335,722)	(6,024,841)

8

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Conservative Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
SHARE TRANSACTIONS: (continued)
Class P Shares
Issued	50,654	53,190
Reinvested	—	11,766
Redeemed	(15,614)	(24,712)

Total Class P Shares	35,040	40,244

Total change in shares	(2,300,682)	(5,984,597)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

9

Statement of Cash Flows

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT Investor Destinations Conservative Fund
DECREASE IN CASH
Cash flows provided by operating activities:
Net decrease in net assets from operations	$(3,660,979)
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities of affiliated issuers	(69,899,337)
Proceeds from disposition of investment securities of affiliated issuers	95,365,294
Reinvestment of dividend income from affiliated issuers	(2,398,454)
Reinvestment of interest income from affiliated issuers	(1,776,209)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	12,132,673
Net realized gain from investment transactions with unaffiliated issuers	(6,390,384)
Increase in receivable for investments sold	(37,099)
Increase in prepaid expenses	(2,557)
Decrease in payable for investments purchased	(78,220)
Decrease in investment advisory fees payable	(4,601)
Decrease in fund administration fees payable	(760)
Decrease in distribution fees payable	(8,837)
Decrease in administrative servicing fees payable	(5,329)
Decrease in accounting and transfer agent fees payable	(22)
Increase in trustee fees payable	323
Increase in custodian fees payable	69
Decrease in compliance program costs payable	(31)
Decrease in professional fees payable	(2,967)
Decrease in printing fees payable	(2,627)
Increase in other payables	1,766

Net cash provided by operating activities	23,231,712

Cash flows used in financing activities:
Proceeds from shares issued	53,900,255
Cost of shares redeemed	(77,226,371)

Net cash used in financing activities	(23,326,116)

Net decrease in cash	(94,404)

Cash:
Beginning of period	94,404

End of period	$—

Supplemental disclosure of cash flow information:
Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers and interest income from affiliated issuers of $4,174,663.

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

10

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$10.08	0.03	(0.08)	(0.05)	–	–	–	$10.03	(0.50%	)	$720,781,256	0.57%	0.57%	0.57%	10.09%
Year Ended December 31, 2017	$9.93	0.18	0.38	0.56	(0.20)	(0.21)	(0.41)	$10.08	5.68%		$748,138,526	0.57%	1.79%	0.57%	12.99%
Year Ended December 31, 2016	$9.92	0.19	0.23	0.42	(0.20)	(0.21)	(0.41)	$9.93	4.26%		$796,573,129	0.57%	1.88%	0.57%	16.88%
Year Ended December 31, 2015	$10.43	0.18	(0.15)	0.03	(0.18)	(0.36)	(0.54)	$9.92	0.26%		$749,744,337	0.57%	1.71%	0.57%	20.90%
Year Ended December 31, 2014	$10.55	0.19	0.21	0.40	(0.19)	(0.33)	(0.52)	$10.43	3.89%		$770,657,747	0.57%	1.76%	0.57%	37.90%
Year Ended December 31, 2013	$10.40	0.17	0.33	0.50	(0.19)	(0.16)	(0.35)	$10.55	4.83%		$777,429,471	0.57%	1.64%	0.57%	15.71%

Class P Shares
Six Months Ended June 30, 2018 (Unaudited)	$10.04	0.04	(0.08)	(0.04)	–	–	–	$10.00	(0.40%	)	$3,252,036	0.42%	0.72%	0.42%	10.09%
Year Ended December 31, 2017	$9.89	0.21	0.37	0.58	(0.22)	(0.21)	(0.43)	$10.04	5.89%		$2,914,874	0.42%	2.06%	0.42%	12.99%
Year Ended December 31, 2016	$9.89	0.21	0.22	0.43	(0.22)	(0.21)	(0.43)	$9.89	4.35%		$2,473,609	0.42%	2.10%	0.42%	16.88%
Year Ended December 31, 2015	$10.40	0.21	(0.16)	0.05	(0.20)	(0.36)	(0.56)	$9.89	0.45%		$2,122,466	0.42%	2.01%	0.42%	20.90%
Year Ended December 31, 2014	$10.52	0.23	0.19	0.42	(0.21)	(0.33)	(0.54)	$10.40	4.08%		$1,815,733	0.42%	2.13%	0.42%	37.90%
Year Ended December 31, 2013	$10.38	0.23	0.28	0.51	(0.21)	(0.16)	(0.37)	$10.52	4.96%		$1,241,950	0.42%	2.19%	0.42%	15.71%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

11

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Conservative Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, affiliated series of the Nationwide Mutual Funds (“NMF”) and affiliated series of the ETF Series Solutions (“ESS”) (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

12

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Shares of the registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to each Fund that invests in the contract, which is currently adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). NFA can increase or redeem all or a portion of a Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

The interest credited to each Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the guaranteed interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2018 through March 31, 2018, the rate was 2.80%. For the period from April 1, 2018 through June 30, 2018, the rate was 2.75%.

13

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Effective July 1, 2018, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$18,219,549	$—	$—	$18,219,549
Investment Companies	531,969,893	—	—	531,969,893
Investment Contract	—	—	174,201,831	174,201,831
Total	$550,189,442	$—	$174,201,831	$724,391,273

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2017	$180,231,539	$180,231,539
Purchases*	10,678,821	10,678,821
Sales	(16,708,529)	(16,708,529)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 6/30/2018	$174,201,831	$174,201,831

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	2.75%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily
*

NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to

14

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds, excluding the affiliated Exchange Traded Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading;

15

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.
Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

For additional information about each affiliated Exchange Traded Fund’s valuation policies, please refer to the Fund’s most recent semiannual report to shareholders which can be found at etf.nationwide.com.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

16

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents to include cash, money market funds and other investments held in lieu of cash.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

17

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate was 0.13%.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $97,741 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $1,436.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% for Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such

18

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.15% for Class II shares, for a total amount of $544,737.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

Cross trades for the six months ended June 30, 2018 were executed by the Fund pursuant to procedures adopted by the Board of Trustees of the Fund to ensure compliance with Rule 17a-7 under the 1940 Act (the “Procedures”). In general, cross trading is the buying or selling of portfolio securities between the Fund and other series of the Trust, or between the Fund and other series of NMF. The Board of Trustees determines no less frequently than quarterly that such transactions were effected in compliance with the Procedures.

Pursuant to these procedures, for the six months ended June 30, 2018, the Fund engaged in securities purchases of $XXX and securities sales of $XXX which resulted in net realized gains of $XXX. All trades were executed at market value and with no commissions.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the six months ended June 30, 2018 were as follows:

Security Description	Shares/ Principal at June 30, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value June 30, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Ziegler Equity Income Fund, Class R6	954,748	14,983,756	1,714,134	2,164,771	314,059	(535,512)	14,311,666	203,487	—
NVIT Emerging Markets Fund, Class Y	822,087	—	11,036,878	18,027	201	(718,301)	10,300,751	—	—
NVIT International Index Fund, Class Y	4,182,687	30,137,302	17,461,209	3,967,380	708,375	(1,927,059)	42,412,447	—	—
NVIT Mid Cap Index Fund, Class Y	399,938	29,924,054	3,452,003	23,441,099	2,788,443	(1,957,082)	10,766,319	—	—
NVIT S&P 500 Index Fund, Class Y	2,386,767	48,562,814	6,723,432	13,829,511	3,128,583	(1,599,643)	42,985,675	—	—
NVIT Small Cap Index Fund, Class Y	248,015	7,470,518	664,608	4,960,833	805,397	(346,277)	3,633,413	—	—
Nationwide Core Plus Bond Fund, Class R6	8,106,793	82,914,689	4,365,245	4,422,750	(113,986)	(2,404,880)	80,338,318	1,346,102	—
Nationwide Inflation-Protected Securities Fund, Class R6	3,763,500	37,711,666	1,157,673	1,938,863	44,061	(318,045)	36,656,492	226,620	—
NVIT Bond Index Fund, Class Y	20,532,483	218,022,370	12,081,793	15,849,461	(1,244,350)	(2,552,398)	210,457,954	—	—
NVIT Short Term Bond Fund, Class Y	7,784,923	82,598,492	3,359,398	5,922,646	(168,676)	240,290	80,106,858	—	—

19

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Security Description	Shares/ Principal at June 30, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value June 30, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Risk-Based International Equity ETF	279,528	7,633,011	461,189	867,367	56,601	(128,132)	7,155,302	—	—
Nationwide Risk-Based U.S. Equity ETF	416,789	11,234,645	917,617	1,274,057	71,676	114,366	11,064,247	—	—
Nationwide Contract (a)(b)(c)	$174,201,831	180,231,539	10,678,821	16,708,529	—	—	174,201,831	2,398,454	—
Total		751,424,856	74,074,000	95,365,294	6,390,384	(12,132,673)	724,391,273	4,174,663	—

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
(a)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(b)	Fair valued security.
(c)	Value determined using significant unobservable inputs.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such affiliated Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS.

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase

20

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

6.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $74,074,000 and sales of $95,365,294 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as

21

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

10.  Federal Tax Information

As of June 30, 2018, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$726,850,858	$14,016,262	$(16,475,847)	$(2,459,585)

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit and Interfund Lending and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

22

Supplemental Information

June 30, 2018 (Unaudited)

NVIT Investor Destinations Aggressive Fund

NVIT Investor Destinations Balanced Fund

NVIT Investor Destinations Capital Appreciation Fund

NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Managed Growth Fund

NVIT Investor Destinations Managed Growth & Income Fund

NVIT Investor Destinations Moderate Fund

NVIT Investor Destinations Moderately Aggressive Fund

NVIT Investor Destinations Moderately Conservative Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreement, including investment performance, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the Broadridge peer group provided an appropriate comparison.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and to request any additional information they

23

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during a telephonic meeting in advance of the March 2018 meeting and during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser, and the Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic, and financial analysis and its asset allocation methodology;

●

The Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance.

The Trustees noted that each Fund (other than NVIT Investor Destinations Moderately

Conservative Fund, NVIT Investor Destinations Conservative Fund, NVIT Investor Destinations Managed Growth Fund, and NVIT Investor Destinations Managed Growth & Income Fund) ranked at approximately the median of the

24

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

funds within its performance universe, or above, for the three-year period ended August 31, 2017. As to NVIT Investor Destinations Moderately Conservative Fund and NVIT Investor Destinations Conservative Fund, the Trustees considered the Adviser’s statements that the Funds’ underperformance was principally due to each Fund’s relatively conservative approach to asset allocation. For example, the Adviser noted that each Fund maintains a more limited equity allocation than those of many of its peer funds, and that each Fund maintains a more diversified allocation among classes of equity securities than do many peer funds, allocating more of its assets to U.S. small cap and mid cap equities and to international equities, which have generally underperformed large capitalization equities in recent periods. The Trustees considered the Adviser’s statements that those allocations reflect both the Adviser’s long-term strategic asset allocation process and the Funds’ place within the NVIT Investor Destinations Funds lineup, and are appropriate to the Funds in light of those considerations.

As to the performance of NVIT Investor Destinations Managed Growth Fund and NVIT Managed Growth & Income Fund, the Trustees considered the Adviser’s statement that each Fund is designed to be offered as an investment option under variable insurance products, and that each Fund’s investment strategy calls for the Adviser to apply an overlay strategy intended to reduce volatility of the Fund under various market conditions. The Trustees considered the Adviser’s statement that the overlay is sensitive to changes in equity values and that the overlay had reduced each Fund’s exposures to equities on a number of occasions during the prior year in response to short-term volatility in the equity markets. Those reduced exposures to equities detracted from the performance of those Funds and caused the Funds to underperform other funds that did not use such an overlay. The Trustees considered the Adviser’s statement that the strategy is operating as the Adviser had expected for each Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

As to the fees and expenses of the Funds, the Trustees noted the Adviser’s view that a Fund’s total expense ratio is a more useful indication of the reasonableness of the cost of the Fund’s investment program than a comparison with other funds’ advisory fees, due to the Funds’ fund-of-funds structure and the wide variety of arrangements used by peers in pricing the advisory services within such structures. (The Adviser noted that this variety of arrangements resulted in an insufficient number of expenses peers for the NVIT Investor Destinations Managed Growth & Income Fund.) The Adviser noted that some peer funds pay low or no advisory fees in light of the fact that the adviser receives advisory compensation from the underlying funds in the fund-of-fund structure. The Adviser noted that the total expense ratio of each Fund (including 12b-1/non-12b-1 fees) was in the first quintile in comparison to its peer funds (other than NVIT Investor Destinations Managed Growth Fund, which ranked in the second quintile, and NVIT Investor Destinations Managed Growth & Income Fund, which had an insufficient number of peers), notwithstanding in some cases that a Fund’s actual advisory fee was above the median of such Fund’s peers, and stated its view that, under the circumstances, a Fund’s favorable total expense ratio provides helpful evidence of the fair pricing of the Fund’s investment program and evidence of a favorable total shareholder experience. As to NVIT Investor Destinations Managed Growth & Income Fund, the Trustees noted the Adviser’s statements that, although there was an insufficient number of peers for a quintile ranking as to the Fund’s total expense ratio, the Fund’s total expense ratio was 20.3 basis points below the 60th percentile of its Broadridge expense group.

25

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

The Trustees considered whether the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted the Adviser’s statements that the advisory fee rate schedules for many of the underlying funds in which the Funds invest are subject to contractual advisory fee breakpoints, and that the Adviser considers those effective to share economies of scale between the Adviser and the Funds’ shareholders. The Trustees determined to continue to monitor over time the fees paid at the Fund level to determine whether breakpoints might be appropriate there as well, in light of any economies of scale related to the asset allocation function that are not appropriately shared through breakpoints at the underlying fund level.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Funds’ expense structures, including their advisory fees, appeared generally to be within the range of a number of other peer funds and not sufficiently high as to be inconsistent with the continuation of the Advisory Agreements.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements.

26

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

27

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

28

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

29

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

30

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

31

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

32

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

33

Semiannual Report

June 30, 2018 (Unaudited)

NVIT Investor Destinations Moderate Fund

SAR-ID-MOD 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT Investor Destinations Moderate Fund

Asset Allocation†

Equity Funds	59.4%
Fixed Income Funds	30.4%
Investment Contract	10.2%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT S&P 500 Index Fund, Class Y	23.9%
NVIT Bond Index Fund, Class Y	20.1%
NVIT International Index Fund, Class Y	18.5%
Nationwide Contract	10.2%
Nationwide Core Plus Bond Fund, Class R6	7.2%
NVIT Mid Cap Index Fund, Class Y	6.5%
NVIT Emerging Markets Fund, Class Y	3.3%
NVIT Short Term Bond Fund, Class Y	3.1%
Nationwide Ziegler Equity Income Fund, Class R6	3.0%
Nationwide Risk-Based U.S. Equity ETF	1.6%
Other Holdings	2.6%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2018.

3

Shareholder Expense Example	NVIT Investor Destinations Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Moderate Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)(b)
Class II Shares	Actual	(c)	1,000.00	998.50	2.82	0.57
	Hypothetical	(c)(d)	1,000.00	1,021.97	2.86	0.57
Class P Shares	Actual	(c)	1,000.00	998.50	2.08	0.42
	Hypothetical	(c)(d)	1,000.00	1,022.71	2.11	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds' expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT Investor Destinations Moderate Fund

Investment Companies 87.3%

	Shares	Value

Equity Funds 56.9%
Nationwide Ziegler Equity Income Fund, Class R6 (a)	5,389,960	$80,795,498
NVIT Emerging Markets Fund, Class Y (a)	7,190,039	90,091,188
NVIT International Index Fund, Class Y (a)	49,509,105	502,022,329
NVIT Mid Cap Index Fund, Class Y (a)	6,547,214	176,251,011
NVIT S&P 500 Index Fund, Class Y (a)	35,964,093	647,713,322
NVIT Small Cap Index Fund, Class Y (a)	2,875,002	42,118,779

Total Equity Funds (cost $1,119,246,579)		1,538,992,127

Fixed Income Funds 30.4%
Nationwide Core Plus Bond Fund, Class R6 (a)	19,602,749	194,263,245
NVIT Bond Index Fund, Class Y (a)	53,211,716	545,420,088
NVIT Short Term Bond Fund, Class Y (a)	8,091,424	83,260,756

Total Fixed Income Funds (cost $856,375,301)		822,944,089

Total Investment Companies (cost $1,975,621,880)		2,361,936,216

Exchange Traded Funds 2.5%
Equity Funds 2.5%
Nationwide Risk-Based International Equity ETF (a)	1,041,540	26,661,132
Nationwide Risk-Based U.S. Equity ETF (a)	1,604,295	42,588,257

Total Exchange Traded Funds (cost $66,236,674)		69,249,389

Investment Contract 10.2%

	Principal Amount

Nationwide Contract, 2.75% (a)(b)(c)(d)	$274,849,814	274,849,814

Total Investment Contract (cost $274,849,814)		274,849,814

Total Investments (cost $2,316,708,368) — 100.0%		2,706,035,419

Liabilities in excess of other assets — 0.0%†		(1,318,664)

NET ASSETS — 100.0%		$2,704,716,755

(a)	Investment in affiliate.

(b)	The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(c)	Fair valued security.

(d)	Value determined using significant unobservable inputs.

†	Amount rounds to less than 0.1%.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT Investor Destinations Moderate Fund
Assets:
Investment securities of affiliated issuers, at value (cost $2,316,708,368)	$2,706,035,419
Receivable for investments sold	1,320,037
Receivable for capital shares issued	48,542
Prepaid expenses	14,813

Total Assets	2,707,418,811

Liabilities:
Payable for capital shares redeemed	1,368,579
Accrued expenses and other payables:
Investment advisory fees	292,805
Fund administration fees	55,135
Distribution fees	563,222
Administrative servicing fees	363,139
Accounting and transfer agent fees	351
Trustee fees	1,553
Custodian fees	18,815
Compliance program costs (Note 3)	2,611
Professional fees	14,110
Printing fees	12,116
Other	9,620

Total Liabilities	2,702,056

Net Assets	$2,704,716,755

Represented by:
Capital	$1,993,768,553
Accumulated undistributed net investment income	3,602,786
Accumulated net realized gains from investment securities of affiliated issuers	318,018,365
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	389,327,051

Net Assets	$2,704,716,755

Net Assets:
Class II Shares	$2,683,162,713
Class P Shares	21,554,042

Total	$2,704,716,755

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	206,462,456
Class P Shares	1,664,367

Total	208,126,823

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$13.00
Class P Shares	$12.95

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT Investor Destinations Moderate Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$4,417,686
Interest income from affiliated issuers	3,791,804

Total Income	8,209,490

EXPENSES:
Investment advisory fees	1,806,255
Fund administration fees	316,464
Distribution fees Class II Shares	3,447,221
Distribution fees Class P Shares	26,380
Administrative servicing fees Class II Shares	2,068,342
Professional fees	67,006
Printing fees	16,299
Trustee fees	43,125
Custodian fees	51,367
Accounting and transfer agent fees	1,005
Compliance program costs (Note 3)	5,453
Other	25,510

Total expenses before earnings credit	7,874,427

Earnings credit (Note 5)	(48)

Net Expenses	7,874,379

NET INVESTMENT INCOME	335,111

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities of affiliated issuers	133,997,800
Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(139,239,342)

Net realized/unrealized losses	(5,241,542)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,906,431)

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	NVIT Investor Destinations Moderate Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$335,111	$46,077,813
Net realized gains	133,997,800	219,833,316
Net change in unrealized appreciation/depreciation	(139,239,342)	79,015,064

Change in net assets resulting from operations	(4,906,431)	344,926,193

Distributions to Shareholders From:
Net investment income:
Class II	–	(48,963,707)
Class P	–	(394,299)
Net realized gains:
Class II	–	(166,671,389)
Class P	–	(1,194,969)

Change in net assets from shareholder distributions	–	(217,224,364)

Change in net assets from capital transactions	(170,667,196)	(39,110,561)

Change in net assets	(175,573,627)	88,591,268

Net Assets:
Beginning of period	2,880,290,382	2,791,699,114

End of period	$2,704,716,755	$2,880,290,382

Accumulated undistributed net investment income at end of period	$3,602,786	$3,267,675

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$12,933,805	$45,400,499
Dividends reinvested	–	215,635,096
Cost of shares redeemed	(184,246,052)	(302,479,445)

Total Class II Shares	(171,312,247)	(41,443,850)

Class P Shares
Proceeds from shares issued	1,204,719	1,893,974
Dividends reinvested	–	1,589,268
Cost of shares redeemed	(559,668)	(1,149,953)

Total Class P Shares	645,051	2,333,289

Change in net assets from capital transactions	$(170,667,196)	$(39,110,561)

8

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Moderate Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class II Shares
Issued	992,752	3,480,914
Reinvested	–	16,896,114
Redeemed	(14,135,065)	(23,232,597)

Total Class II Shares	(13,142,313)	(2,855,569)

Class P Shares
Issued	92,579	145,817
Reinvested	–	124,886
Redeemed	(43,017)	(88,090)

Total Class P Shares	49,562	182,613

Total change in shares	(13,092,751)	(2,672,956)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

9

Statement of Cash Flows

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT Investor Destinations Moderate Fund
DECREASE IN CASH
Cash flows provided by operating activities:
Net decrease in net assets from operations	$(4,906,431)
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities of affiliated issuers	(194,866,197)
Proceeds from disposition of investment securities of affiliated issuers	373,451,824
Reinvestment of dividend income from affiliated issuers	(4,417,686)
Reinvestment of interest income from affiliated issuers	(3,791,804)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	139,239,342
Net realized gain from investment transactions with affiliated issuers	(133,997,800)
Decrease in receivable for investments sold	153,770
Increase in prepaid expenses	(10,321)
Decrease in payable for investments purchased	(298,653)
Decrease in investment advisory fees payable	(23,695)
Decrease in fund administration fees payable	(3,915)
Decrease in distribution fees payable	(45,524)
Decrease in administrative servicing fees payable	(26,410)
Decrease in accounting and transfer agent fees payable	(25)
Increase in trustee fees payable	1,116
Decrease in custodian fees payable	(1,816)
Decrease in compliance program costs payable	(162)
Decrease in professional fees payable	(3,570)
Decrease in printing fees payable	(341)
Increase in other payables	2,526

Net cash provided by operating activities	170,454,228

Cash flows used in financing activities:
Proceeds from shares issued	14,302,549
Cost of shares redeemed	(185,121,816)

Net cash used in financing activities	(170,819,267)

Net decrease in cash	(365,039)

Cash:
Beginning of period	365,039

End of period	$–

Supplemental disclosure of cash flow information:
Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers and interest income from affiliated issuers of $8,209,490.

Amounts designated as "–" are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

10

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Moderate Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$13.02	–	(0.02)	(0.02)	–	–	–	$13.00	(0.15%	)	$2,683,162,713	0.57%	0.02%	0.57%	7.27%
Year Ended December 31, 2017	$12.47	0.21	1.37	1.58	(0.23)	(0.80)	(1.03)	$13.02	12.93%		$2,859,354,097	0.57%	1.62%	0.57%	10.36%
Year Ended December 31, 2016	$12.54	0.22	0.66	0.88	(0.24)	(0.71)	(0.95)	$12.47	7.14%		$2,773,909,639	0.57%	1.75%	0.57%	6.95%
Year Ended December 31, 2015	$13.36	0.21	(0.27)	(0.06)	(0.21)	(0.55)	(0.76)	$12.54	(0.33%	)	$2,864,321,016	0.57%	1.55%	0.57%	11.58%
Year Ended December 31, 2014	$12.92	0.21	0.46	0.67	(0.23)	–	(0.23)	$13.36	5.18%		$3,132,107,636	0.57%	1.62%	0.57%	18.62%
Year Ended December 31, 2013	$11.26	0.20	1.67	1.87	(0.21)	–	(0.21)	$12.92	16.63%		$3,266,811,014	0.57%	1.62%	0.57%	9.30%

Class P Shares
Six Months Ended June 30, 2018 (Unaudited)	$12.97	0.01	(0.03)	(0.02)	–	–	–	$12.95	(0.15%	)	$21,554,042	0.42%	0.17%	0.42%	7.27%
Year Ended December 31, 2017	$12.42	0.24	1.36	1.60	(0.25)	(0.80)	(1.05)	$12.97	13.16%		$20,936,285	0.42%	1.86%	0.42%	10.36%
Year Ended December 31, 2016	$12.50	0.28	0.61	0.89	(0.26)	(0.71)	(0.97)	$12.42	7.28%		$17,789,475	0.42%	2.23%	0.42%	6.95%
Year Ended December 31, 2015	$13.32	0.24	(0.27)	(0.03)	(0.24)	(0.55)	(0.79)	$12.50	(0.15%	)	$13,041,242	0.42%	1.83%	0.42%	11.58%
Year Ended December 31, 2014	$12.89	0.28	0.40	0.68	(0.25)	–	(0.25)	$13.32	5.31%		$13,422,189	0.42%	2.08%	0.42%	18.62%
Year Ended December 31, 2013	$11.24	0.25	1.63	1.88	(0.23)	–	(0.23)	$12.89	16.78%		$9,073,225	0.42%	2.08%	0.42%	9.30%

Amounts designated as "–" are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds' expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

11

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Moderate Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, affiliated series of the Nationwide Mutual Funds (“NMF”) and affiliated series of the ETF Series Solutions (“ESS”) (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

12

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Shares of the registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to each Fund that invests in the contract, which is currently adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). NFA can increase or redeem all or a portion of a Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

The interest credited to each Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the guaranteed interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2018 through March 31, 2018, the rate was 2.80%. For the period from April 1, 2018 through June 30, 2018, the rate was 2.75%. Effective July 1, 2018, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

13

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$69,249,389	$—	$—	$69,249,389
Investment Companies	2,361,936,216	—	—	2,361,936,216
Investment Contract	—	—	274,849,814	274,849,814
Total	$2,431,185,605	$—	$274,849,814	$2,706,035,419

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2017	$286,310,484	$286,310,484
Purchases*	6,952,275	6,952,275
Sales	(18,412,945)	(18,412,945)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 6/30/2018	$274,849,814	$274,849,814

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	2.75%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily
*	NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

14

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The following are the valuation policies of the affiliated Underlying Funds, excluding the affiliated Exchange Traded Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

15

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

For additional information about each affiliated Exchange Traded Fund’s valuation policies, please refer to the Fund’s most recent semiannual report to shareholders which can be found at etf.nationwide.com.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered

16

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a ”regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents to include cash, money market funds and other investments held in lieu of cash.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

17

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate was 0.13%.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and NMF, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $316,464 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $5,453.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% for Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.15% for Class II shares, for a total amount of $2,068,342.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including

18

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the six months ended June 30, 2018 were as follows:

Security Description	Shares/ Principal at June 30, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value June 30, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Ziegler Equity Income Fund, Class R6	5,389,960	88,214,639	1,176,229	6,919,329	598,246	(2,274,287)	80,795,498	1,176,229	—
NVIT Emerging Markets Fund, Class Y	7,190,039	—	96,378,615	—	—	(6,287,427)	90,091,188	—	—
NVIT International Index Fund, Class Y	49,509,105	462,802,929	81,147,896	28,113,800	7,085,273	(20,899,969)	502,022,329	—	—
NVIT Mid Cap Index Fund, Class Y	6,547,214	289,295,184	—	120,751,677	44,128,011	(36,420,507)	176,251,011	—	—
NVIT S&P 500 Index Fund, Class Y	35,964,093	706,093,420	996,477	78,068,005	54,017,235	(35,325,805)	647,713,322	—	—
NVIT Small Cap Index Fund, Class Y	2,875,002	116,656,901	—	80,357,324	28,548,607	(22,729,405)	42,118,779	—	—
Nationwide Core Plus Bond Fund, Class R6	19,602,749	200,023,786	5,576,875	5,283,415	(140,164)	(5,913,837)	194,263,245	3,241,457	—
NVIT Bond Index Fund, Class Y	53,211,716	575,075,914	10,139,666	29,897,027	(265,904)	(9,632,561)	545,420,088	—	—
NVIT Short Term Bond Fund, Class Y	8,091,424	85,186,775	707,654	2,708,851	(81,091)	156,269	83,260,756	—	—
Nationwide Risk-Based International Equity ETF	1,041,540	28,524,266	—	1,513,010	68,026	(418,150)	26,661,132	—	—
Nationwide Risk-Based U.S. Equity ETF	1,604,295	43,468,800	—	1,426,441	39,561	506,337	42,588,257	—	—
Nationwide Contract (a)(b)(c)	$274,849,814	286,310,484	6,952,275	18,412,945	—	—	274,849,814	3,791,804	—
Total		2,881,653,098	203,075,687	373,451,824	133,997,800	(139,239,342)	2,706,035,419	8,209,490	—

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
(a)	The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.
(b)	Fair valued security.
(c)	Value determined using significant unobservable inputs.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such affiliated Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS.

19

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

6.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $203,075,687 and sales of $373,451,824 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds

20

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

for series of NMF and at etf.nationwide.com for series of ESS. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

10.  Federal Tax Information

As of June 30, 2018 the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,347,560,006	$400,808,127	$(42,332,714)	$358,475,413

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit, Interfund Lending and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

21

Supplemental Information

June 30, 2018 (Unaudited)

NVIT Investor Destinations Aggressive Fund

NVIT Investor Destinations Balanced Fund

NVIT Investor Destinations Capital Appreciation Fund

NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Managed Growth Fund

NVIT Investor Destinations Managed Growth & Income Fund

NVIT Investor Destinations Moderate Fund

NVIT Investor Destinations Moderately Aggressive Fund

NVIT Investor Destinations Moderately Conservative Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreement, including investment performance, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the Broadridge peer group provided an appropriate comparison.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and to request any additional information they

22

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during a telephonic meeting in advance of the March 2018 meeting and during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser, and the Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic, and financial analysis and its asset allocation methodology;

●

The Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance.

The Trustees noted that each Fund (other than NVIT Investor Destinations Moderately

Conservative Fund, NVIT Investor Destinations Conservative Fund, NVIT Investor Destinations Managed Growth Fund, and NVIT Investor Destinations Managed Growth & Income Fund) ranked at approximately the median of the

23

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

funds within its performance universe, or above, for the three-year period ended August 31, 2017. As to NVIT Investor Destinations Moderately Conservative Fund and NVIT Investor Destinations Conservative Fund, the Trustees considered the Adviser’s statements that the Funds’ underperformance was principally due to each Fund’s relatively conservative approach to asset allocation. For example, the Adviser noted that each Fund maintains a more limited equity allocation than those of many of its peer funds, and that each Fund maintains a more diversified allocation among classes of equity securities than do many peer funds, allocating more of its assets to U.S. small cap and mid cap equities and to international equities, which have generally underperformed large capitalization equities in recent periods. The Trustees considered the Adviser’s statements that those allocations reflect both the Adviser’s long-term strategic asset allocation process and the Funds’ place within the NVIT Investor Destinations Funds lineup, and are appropriate to the Funds in light of those considerations.

As to the performance of NVIT Investor Destinations Managed Growth Fund and NVIT Managed Growth & Income Fund, the Trustees considered the Adviser’s statement that each Fund is designed to be offered as an investment option under variable insurance products, and that each Fund’s investment strategy calls for the Adviser to apply an overlay strategy intended to reduce volatility of the Fund under various market conditions. The Trustees considered the Adviser’s statement that the overlay is sensitive to changes in equity values and that the overlay had reduced each Fund’s exposures to equities on a number of occasions during the prior year in response to short-term volatility in the equity markets. Those reduced exposures to equities detracted from the performance of those Funds and caused the Funds to underperform other funds that did not use such an overlay. The Trustees considered the Adviser’s statement that the strategy is operating as the Adviser had expected for each Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

As to the fees and expenses of the Funds, the Trustees noted the Adviser’s view that a Fund’s total expense ratio is a more useful indication of the reasonableness of the cost of the Fund’s investment program than a comparison with other funds’ advisory fees, due to the Funds’ fund-of-funds structure and the wide variety of arrangements used by peers in pricing the advisory services within such structures. (The Adviser noted that this variety of arrangements resulted in an insufficient number of expenses peers for the NVIT Investor Destinations Managed Growth & Income Fund.) The Adviser noted that some peer funds pay low or no advisory fees in light of the fact that the adviser receives advisory compensation from the underlying funds in the fund-of-fund structure. The Adviser noted that the total expense ratio of each Fund (including 12b-1/non-12b-1 fees) was in the first quintile in comparison to its peer funds (other than NVIT Investor Destinations Managed Growth Fund, which ranked in the second quintile, and NVIT Investor Destinations Managed Growth & Income Fund, which had an insufficient number of peers), notwithstanding in some cases that a Fund’s actual advisory fee was above the median of such Fund’s peers, and stated its view that, under the circumstances, a Fund’s favorable total expense ratio provides helpful evidence of the fair pricing of the Fund’s investment program and evidence of a favorable total shareholder experience. As to NVIT Investor Destinations Managed Growth & Income Fund, the Trustees noted the Adviser’s statements that, although there was an insufficient number of peers for a quintile ranking as to the Fund’s total expense ratio, the Fund’s total expense ratio was 20.3 basis points below the 60th percentile of its Broadridge expense group.

24

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

The Trustees considered whether the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted the Adviser’s statements that the advisory fee rate schedules for many of the underlying funds in which the Funds invest are subject to contractual advisory fee breakpoints, and that the Adviser considers those effective to share economies of scale between the Adviser and the Funds’ shareholders. The Trustees determined to continue to monitor over time the fees paid at the Fund level to determine whether breakpoints might be appropriate there as well, in light of any economies of scale related to the asset allocation function that are not appropriately shared through breakpoints at the underlying fund level.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Funds’ expense structures, including their advisory fees, appeared generally to be within the range of a number of other peer funds and not sufficiently high as to be inconsistent with the continuation of the Advisory Agreements.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements.

25

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

26

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

27

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

28

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

29

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

30

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

31

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

32

Semiannual Report

June 30, 2018 (Unaudited)

NVIT Investor Destinations Moderately Aggressive Fund

SAR-ID-MAG 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT Investor Destinations Moderately Aggressive Fund

Asset Allocation†

Equity Funds	79.7%
Fixed Income Funds	17.3%
Investment Contract	3.1%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

NVIT S&P 500 Index Fund, Class Y	30.1%
NVIT International Index Fund, Class Y	24.5%
NVIT Bond Index Fund, Class Y	12.1%
NVIT Mid Cap Index Fund, Class Y	11.6%
Nationwide Core Plus Bond Fund, Class R6	5.1%
NVIT Emerging Markets Fund, Class Y	3.8%
Nationwide Maximum Diversification U.S. Core Equity ETF	3.6%
Nationwide Contract	3.1%
NVIT Small Cap Index Fund, Class Y	2.1%
Nationwide Ziegler Equity Income Fund, Class R6	2.0%
Nationwide Risk-Based International Equity ETF	2.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Percentages indicated are based upon total investments as of June 30, 2018.

3

Shareholder Expense Example	NVIT Investor Destinations Moderately Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Moderately Aggressive Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,002.80	2.83	0.57
	Hypothetical	(c)(d)	1,000.00	1,021.97	2.86	0.57
Class P Shares	Actual	(c)	1,000.00	1,003.60	2.09	0.42
	Hypothetical	(c)(d)	1,000.00	1,022.71	2.11	0.42

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds' expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT Investor Destinations Moderately Aggressive Fund

Investment Companies 91.4%

	Shares	Value

Equity Funds 74.1%
Nationwide Ziegler Equity Income Fund, Class R6 (a)	1,565,933	$23,473,330
NVIT Emerging Markets Fund, Class Y (a)	3,578,708	44,841,215
NVIT International Index Fund, Class Y (a)	28,351,458	287,483,780
NVIT Mid Cap Index Fund, Class Y (a)	5,057,002	136,134,501
NVIT S&P 500 Index Fund, Class Y (a)	19,618,803	353,334,635
NVIT Small Cap Index Fund, Class Y (a)	1,673,361	24,514,732

Total Equity Funds (cost $618,766,122)		869,782,193

Fixed Income Funds 17.3%
Nationwide Core Plus Bond Fund, Class R6 (a)	6,099,432	60,445,372
NVIT Bond Index Fund, Class Y (a)	13,859,803	142,062,980

Total Fixed Income Funds (cost $211,843,364)		202,508,352

Total Investment Companies (cost $830,609,486)		1,072,290,545

Exchange Traded Funds 5.6%
Equity Funds 5.6%
Nationwide Maximum Diversification US Core Equity ETF (a)	1,518,886	42,725,048
Nationwide Risk-Based International Equity ETF (a)	903,791	23,135,061

Total Exchange Traded Funds (cost $60,648,963)		65,860,109

Investment Contract 3.1%

	Principal Amount

Nationwide Contract, 2.75% (a)(b)(c)(d)	$36,185,896	36,185,896

Total Investment Contract (cost $36,185,896)		36,185,896

Total Investments (cost $927,444,345) — 100.1%		1,174,336,550

Liabilities in excess of other assets — (0.1)%		(655,316)

NET ASSETS — 100.0%		$1,173,681,234

(a)	Investment in affiliate.

(b)	The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(c)	Fair valued security.

(d)	Value determined using significant unobservable inputs.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT Investor Destinations Moderately Aggressive Fund
Assets:
Investment securities of affiliated issuers, at value (cost $927,444,345)	$1,174,336,550
Receivable for investments sold	15,636
Receivable for capital shares issued	4,247
Prepaid expenses	6,428

Total Assets	1,174,362,861

Liabilities:
Payable for capital shares redeemed	84,550
Accrued expenses and other payables:
Investment advisory fees	127,488
Fund administration fees	27,789
Distribution fees	245,228
Administrative servicing fees	162,417
Accounting and transfer agent fees	181
Trustee fees	643
Custodian fees	7,616
Compliance program costs (Note 3)	1,134
Professional fees	10,340
Printing fees	7,449
Other	6,792

Total Liabilities	681,627

Net Assets	$1,173,681,234

Represented by:
Capital	$800,022,271
Accumulated net investment loss	(211)
Accumulated net realized gains from investment securities of affiliated issuers	126,766,969
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	246,892,205

Net Assets	$1,173,681,234

Net Assets:
Class II Shares	$1,114,788,669
Class P Shares	58,892,565

Total	$1,173,681,234

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	78,799,961
Class P Shares	4,188,075

Total	82,988,036

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$14.15
Class P Shares	$14.06
The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT Investor Destinations Moderately Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$1,342,178
Interest income from affiliated issuers	493,716

Total Income	1,835,894

EXPENSES:
Investment advisory fees	784,108
Fund administration fees	148,633
Distribution fees Class II Shares	1,436,440
Distribution fees Class P Shares	71,477
Administrative servicing fees Class II Shares	861,869
Professional fees	33,256
Printing fees	10,667
Trustee fees	18,676
Custodian fees	20,676
Accounting and transfer agent fees	548
Compliance program costs (Note 3)	2,362
Other	11,973

Total expenses before earnings credit	3,400,685

Earnings credit (Note 5)	(16)

Net Expenses	3,400,669

NET INVESTMENT LOSS	(1,564,775)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities of affiliated issuers	49,192,394
Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(43,899,728)

Net realized/unrealized gains	5,292,666

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,727,891

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	NVIT Investor Destinations Moderately Aggressive Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income/(loss)	$(1,564,775)	$18,341,855
Net realized gains	49,192,394	111,032,688
Net change in unrealized appreciation/depreciation	(43,899,728)	58,952,046

Change in net assets resulting from operations	3,727,891	188,326,589

Distributions to Shareholders From:
Net investment income:
Class II	–	(18,639,084)
Class P	–	(955,708)
Net realized gains:
Class II	–	(74,287,097)
Class P	–	(3,191,509)

Change in net assets from shareholder distributions	–	(97,073,398)

Change in net assets from capital transactions	(73,747,129)	(35,398,697)

Change in net assets	(70,019,238)	55,854,494

Net Assets:
Beginning of period	1,243,700,472	1,187,845,978

End of period	$1,173,681,234	$1,243,700,472

Accumulated undistributed (distributions in excess of) net investment income/(loss) at end of period	$(211)	$1,564,564

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$8,911,490	$19,351,447
Dividends reinvested	–	92,926,181
Cost of shares redeemed	(85,975,785)	(159,156,486)

Total Class II Shares	(77,064,295)	(46,878,858)

Class P Shares
Proceeds from shares issued	4,025,248	10,063,618
Dividends reinvested	–	4,147,217
Cost of shares redeemed	(708,082)	(2,730,674)

Total Class P Shares	3,317,166	11,480,161

Change in net assets from capital transactions	$(73,747,129)	$(35,398,697)

8

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Moderately Aggressive Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class II Shares
Issued	628,523	1,397,670
Reinvested	–	6,794,801
Redeemed	(6,051,123)	(11,436,688)

Total Class II Shares	(5,422,600)	(3,244,217)

Class P Shares
Issued	284,601	726,594
Reinvested	–	304,832
Redeemed	(50,098)	(198,628)

Total Class P Shares	234,503	832,798

Total change in shares	(5,188,097)	(2,411,419)

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

9

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Moderately Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)(e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$14.11	(0.02)	0.06	0.04	–	–	–	$14.15	0.28%		$1,114,788,669	0.57%	(0.27%	)	0.57%	5.83%
Year Ended December 31, 2017	$13.12	0.21	1.92	2.13	(0.22)	(0.92)	(1.14)	$14.11	16.68%		$1,188,296,474	0.57%	1.49%		0.57%	11.81%
Year Ended December 31, 2016	$13.29	0.22	0.86	1.08	(0.23)	(1.02)	(1.25)	$13.12	8.48%		$1,147,160,227	0.57%	1.63%		0.57%	7.23%
Year Ended December 31, 2015	$13.87	0.19	(0.29)	(0.10)	(0.21)	(0.27)	(0.48)	$13.29	(0.73%	)	$1,198,968,643	0.57%	1.38%		0.57%	10.79%
Year Ended December 31, 2014	$13.44	0.22	0.45	0.67	(0.24)	–	(0.24)	$13.87	4.96%		$1,389,636,672	0.57%	1.58%		0.57%	10.88%
Year Ended December 31, 2013	$11.16	0.19	2.30	2.49	(0.21)	—	(0.21)	$13.44	22.38%		$1,529,939,781	0.57%	1.53%		0.57%	6.13%

Class P Shares
Six Months Ended June 30, 2018 (Unaudited)	$14.01	(0.01)	0.06	0.05	–	–	–	$14.06	0.36%		$58,892,565	0.42%	(0.12%	)	0.42%	5.83%
Year Ended December 31, 2017	$13.04	0.26	1.88	2.14	(0.25)	(0.92)	(1.17)	$14.01	16.83%		$55,403,998	0.42%	1.86%		0.42%	11.81%
Year Ended December 31, 2016	$13.22	0.27	0.83	1.10	(0.26)	(1.02)	(1.28)	$13.04	8.64%		$40,685,751	0.42%	2.08%		0.42%	7.23%
Year Ended December 31, 2015	$13.81	0.26	(0.34)	(0.08)	(0.24)	(0.27)	(0.51)	$13.22	(0.59%	)	$30,179,494	0.42%	1.88%		0.42%	10.79%
Year Ended December 31, 2014	$13.39	0.29	0.39	0.68	(0.26)	–	(0.26)	$13.81	5.11%		$22,421,009	0.42%	2.15%		0.42%	10.88%
Year Ended December 31, 2013	$11.13	0.33	2.18	2.51	(0.25)	–	(0.25)	$13.39	22.56%		$13,553,134	0.42%	2.64%		0.42%	6.13%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds' expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Moderately Aggressive Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, affiliated series of the Nationwide Mutual Funds (“NMF”) and affiliated series of the ETF Series Solutions (“ ESS”), (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

11

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Shares of the registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to each Fund that invests in the contract, which is currently adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). NFA can increase or redeem all or a portion of a Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

The interest credited to each Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the guaranteed interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2018 through March 31, 2018, the rate was 2.80%. For the period from April 1, 2018 through June 30, 2018, the rate was 2.75%. Effective July 1, 2018, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

12

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$65,860,109	$—	$—	$65,860,109
Investment Companies	1,072,290,545	—	—	1,072,290,545
Investment Contract	—	—	36,185,896	36,185,896
Total	$1,138,150,654	$—	$36,185,896	$1,174,336,550

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2017	$36,881,368	$36,881,368
Purchases*	897,511	897,511
Sales	(1,592,983)	(1,592,983)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 6/30/2018	$36,185,896	$36,185,896

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	2.75%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily
*

NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

13

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The following are the valuation policies of the affiliated Underlying Funds, excluding the affiliated Exchange Traded Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

14

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise; they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

For additional information about each affiliated Exchange Traded Fund’s valuation policies, please refer to the Fund’s most recent semiannual report to shareholders which can be found at etf.nationwide.com.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered

15

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate was 0.13%.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer

16

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $148,633 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $2,362.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% for Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.15% for Class II shares, for a total amount of $861,869.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

17

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the six months ended June 30, 2018 were as follows:

Security Description	Shares/ Principal at June 30, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value June 30, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Ziegler Equity Income Fund, Class R6	1,565,933	25,612,642	370,488	2,016,838	165,301	(658,263)	23,473,330	340,605	—
NVIT Emerging Markets Fund, Class Y	3,578,708	—	47,970,391	—	—	(3,129,176)	44,841,215	—	—
NVIT International Index Fund, Class Y	28,351,458	299,435,552	12,112,058	16,749,963	4,309,665	(11,623,532)	287,483,780	—	—
NVIT Mid Cap Index Fund, Class Y	5,057,002	149,775,022	—	18,418,747	8,268,647	(3,490,421)	136,134,501	—	—
NVIT S&P 500 Index Fund, Class Y	19,618,803	367,164,230	3,846,627	27,350,139	18,373,915	(8,699,998)	353,334,635	—	—
NVIT Small Cap Index Fund, Class Y	1,673,361	87,445,143	—	67,082,587	17,918,986	(13,766,810)	24,514,732	—	—
Nationwide Core Plus Bond Fund, Class R6	6,099,432	61,246,542	1,964,017	902,260	(27,713)	(1,835,214)	60,445,372	1,001,573	—
NVIT Bond Index Fund, Class Y	13,859,803	148,106,877	3,515,211	7,021,987	(167,137)	(2,369,984)	142,062,980	—	—
Nationwide Maximum Diversification U.S. Core Equity ETF	1,518,886	44,534,761	—	4,135,782	297,573	2,028,496	42,725,048	—	—
Nationwide Risk-Based International Equity ETF	903,791	24,517,923	—	1,081,193	53,157	(354,826)	23,135,061	—	—
Nationwide Contract (a)(b)(c)	$36,185,896	36,881,368	897,511	1,592,983	—	—	36,185,896	493,716	—
Total		1,244,720,060	70,676,303	146,352,479	49,192,394	(43,899,728)	1,174,336,550	1,835,894	—

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
(a)	The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.
(b)	Fair valued security.
(c)	Value determined using significant unobservable inputs.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such affiliated Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and etf.nationwide.com for series of ESS.

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely

18

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

6.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $70,676,303 and sales of $146,352,479 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In

19

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

10.  Federal Tax Information

As of June 30, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$959,151,173	$229,103,468	$(13,918,091)	$215,185,377

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit, Interfund Lending and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

20

Supplemental Information

June 30, 2018 (Unaudited)

NVIT Investor Destinations Aggressive Fund

NVIT Investor Destinations Balanced Fund

NVIT Investor Destinations Capital Appreciation Fund

NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Managed Growth Fund

NVIT Investor Destinations Managed Growth & Income Fund

NVIT Investor Destinations Moderate Fund

NVIT Investor Destinations Moderately Aggressive Fund

NVIT Investor Destinations Moderately Conservative Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreement, including investment performance, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the Broadridge peer group provided an appropriate comparison.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and to request any additional information they

21

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during a telephonic meeting in advance of the March 2018 meeting and during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser, and the Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic, and financial analysis and its asset allocation methodology;

●

The Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance.

The Trustees noted that each Fund (other than NVIT Investor Destinations Moderately

Conservative Fund, NVIT Investor Destinations Conservative Fund, NVIT Investor Destinations Managed Growth Fund, and NVIT Investor Destinations Managed Growth & Income Fund) ranked at approximately the median of the

22

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

funds within its performance universe, or above, for the three-year period ended August 31, 2017. As to NVIT Investor Destinations Moderately Conservative Fund and NVIT Investor Destinations Conservative Fund, the Trustees considered the Adviser’s statements that the Funds’ underperformance was principally due to each Fund’s relatively conservative approach to asset allocation. For example, the Adviser noted that each Fund maintains a more limited equity allocation than those of many of its peer funds, and that each Fund maintains a more diversified allocation among classes of equity securities than do many peer funds, allocating more of its assets to U.S. small cap and mid cap equities and to international equities, which have generally underperformed large capitalization equities in recent periods. The Trustees considered the Adviser’s statements that those allocations reflect both the Adviser’s long-term strategic asset allocation process and the Funds’ place within the NVIT Investor Destinations Funds lineup, and are appropriate to the Funds in light of those considerations.

As to the performance of NVIT Investor Destinations Managed Growth Fund and NVIT Managed Growth & Income Fund, the Trustees considered the Adviser’s statement that each Fund is designed to be offered as an investment option under variable insurance products, and that each Fund’s investment strategy calls for the Adviser to apply an overlay strategy intended to reduce volatility of the Fund under various market conditions. The Trustees considered the Adviser’s statement that the overlay is sensitive to changes in equity values and that the overlay had reduced each Fund’s exposures to equities on a number of occasions during the prior year in response to short-term volatility in the equity markets. Those reduced exposures to equities detracted from the performance of those Funds and caused the Funds to underperform other funds that did not use such an overlay. The Trustees considered the Adviser’s statement that the strategy is operating as the Adviser had expected for each Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

As to the fees and expenses of the Funds, the Trustees noted the Adviser’s view that a Fund’s total expense ratio is a more useful indication of the reasonableness of the cost of the Fund’s investment program than a comparison with other funds’ advisory fees, due to the Funds’ fund-of-funds structure and the wide variety of arrangements used by peers in pricing the advisory services within such structures. (The Adviser noted that this variety of arrangements resulted in an insufficient number of expenses peers for the NVIT Investor Destinations Managed Growth & Income Fund.) The Adviser noted that some peer funds pay low or no advisory fees in light of the fact that the adviser receives advisory compensation from the underlying funds in the fund-of-fund structure. The Adviser noted that the total expense ratio of each Fund (including 12b-1/non-12b-1 fees) was in the first quintile in comparison to its peer funds (other than NVIT Investor Destinations Managed Growth Fund, which ranked in the second quintile, and NVIT Investor Destinations Managed Growth & Income Fund, which had an insufficient number of peers), notwithstanding in some cases that a Fund’s actual advisory fee was above the median of such Fund’s peers, and stated its view that, under the circumstances, a Fund’s favorable total expense ratio provides helpful evidence of the fair pricing of the Fund’s investment program and evidence of a favorable total shareholder experience. As to NVIT Investor Destinations Managed Growth & Income Fund, the Trustees noted the Adviser’s statements that, although there was an insufficient number of peers for a quintile ranking as to the Fund’s total expense ratio, the Fund’s total expense ratio was 20.3 basis points below the 60th percentile of its Broadridge expense group.

23

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

The Trustees considered whether the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted the Adviser’s statements that the advisory fee rate schedules for many of the underlying funds in which the Funds invest are subject to contractual advisory fee breakpoints, and that the Adviser considers those effective to share economies of scale between the Adviser and the Funds’ shareholders. The Trustees determined to continue to monitor over time the fees paid at the Fund level to determine whether breakpoints might be appropriate there as well, in light of any economies of scale related to the asset allocation function that are not appropriately shared through breakpoints at the underlying fund level.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Funds’ expense structures, including their advisory fees, appeared generally to be within the range of a number of other peer funds and not sufficiently high as to be inconsistent with the continuation of the Advisory Agreements.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements.

24

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

25

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

26

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

27

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

28

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

29

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

30

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

31

Semiannual Report

June 30, 2018 (Unaudited)

NVIT Investor Destinations Moderately Conservative Fund

SAR-ID-MCON 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT Investor Destinations Moderately Conservative Fund

Asset Allocation†

Fixed Income Funds	44.5%
Equity Funds	39.4%
Investment Contract	16.1%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Bond Index Fund, Class Y	25.1%
Nationwide Contract	16.1%
NVIT S&P 500 Index Fund, Class Y	13.9%
NVIT International Index Fund, Class Y	12.6%
Nationwide Core Plus Bond Fund, Class R6	9.1%
NVIT Short Term Bond Fund, Class Y	7.1%
NVIT Mid Cap Index Fund, Class Y	4.5%
Nationwide Inflation-Protected Securities Fund, Class R6	3.1%
Nationwide Ziegler Equity Income Fund, Class R6	3.0%
Nationwide Risk-Based U.S. Equity ETF	1.6%
Other Holdings	3.9%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2018.

3

Shareholder Expense Example	NVIT Investor Destinations Moderately Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Moderately Conservative Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)(b)
Class II Shares	Actual	(c)	1,000.00	996.50	2.82	0.57
	Hypothetical	(c)(d)	1,000.00	1,021.97	2.86	0.57
Class P Shares	Actual	(c)	1,000.00	997.30	2.08	0.42
	Hypothetical	(c)(d)	1,000.00	1,022.71	2.11	0.42

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT Investor Destinations Moderately Conservative Fund

Investment Companies 81.4%

	Shares	Value

Equity Funds 36.9%
Nationwide Ziegler Equity Income Fund, Class R6 (a)	1,752,784	$26,274,229
NVIT Emerging Markets Fund, Class Y (a)	1,002,874	12,566,008
NVIT International Index Fund, Class Y (a)	11,026,855	111,812,311
NVIT Mid Cap Index Fund, Class Y (a)	1,473,561	39,668,254
NVIT S&P 500 Index Fund, Class Y (a)	6,818,341	122,798,329
NVIT Small Cap Index Fund, Class Y (a)	914,848	13,402,530

Total Equity Funds (cost $258,737,444)		326,521,661

Fixed Income Funds 44.5%
Nationwide Core Plus Bond Fund, Class R6 (a)	8,166,735	80,932,342
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	2,804,488	27,315,716
NVIT Bond Index Fund, Class Y (a)	21,682,818	222,248,882
NVIT Short Term Bond Fund, Class Y (a)	6,104,632	62,816,664

Total Fixed Income Funds (cost $407,298,678)		393,313,604

Total Investment Companies (cost $666,036,122)		719,835,265

Exchange Traded Funds 2.5%
Equity Funds 2.5%
Nationwide Risk-Based International Equity ETF (a)	340,006	8,703,406
Nationwide Risk-Based U.S. Equity ETF (a)	517,022	13,725,073

Total Exchange Traded Funds (cost $21,456,508)		22,428,479

Investment Contract 16.1%

	Principal Amount

Nationwide Contract, 2.75% (a)(b)(c)(d)	$142,618,807	142,618,807

Total Investment Contract (cost $142,618,807)		142,618,807

Total Investments (cost $830,111,437) — 100.0%		884,882,551

Liabilities in excess of other assets — 0.0%†		(439,014)

NET ASSETS — 100.0%		$884,443,537

(a)	Investment in affiliate.

(b)	The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(c)	Fair valued security.

(d)	Value determined using significant unobservable inputs.

†	Amount rounds to less than 0.1%.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT Investor Destinations Moderately Conservative Fund
Assets:
Investment securities of affiliated issuers, at value (cost $830,111,437)	$884,882,551
Receivable for investments sold	347,633
Receivable for capital shares issued	7,081
Prepaid expenses	4,827

Total Assets	885,242,092

Liabilities:
Payable for capital shares redeemed	354,713
Accrued expenses and other payables:
Investment advisory fees	95,419
Fund administration fees	22,485
Distribution fees	183,543
Administrative servicing fees	112,694
Accounting and transfer agent fees	148
Trustee fees	489
Custodian fees	6,429
Compliance program costs (Note 3)	852
Professional fees	9,744
Printing fees	6,013
Other	6,026

Total Liabilities	798,555

Net Assets	$884,443,537

Represented by:
Capital	$759,969,134
Accumulated undistributed net investment income	2,457,707
Accumulated net realized gains from investment securities of affiliated issuers	67,245,582
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	54,771,114

Net Assets	$884,443,537

Net Assets:
Class II Shares	$882,511,666
Class P Shares	1,931,871

Total	$884,443,537

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	77,883,537
Class P Shares	171,382

Total	78,054,919

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$11.33
Class P Shares	$11.27

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT Investor Destinations Moderately Conservative Fund
INVESTMENT INCOME:
Interest income from affiliated issuers	$1,982,180
Dividend income from affiliated issuers	1,912,177

Total Income	3,894,357

EXPENSES:
Investment advisory fees	587,447
Fund administration fees	116,342
Distribution fees Class II Shares	1,127,333
Distribution fees Class P Shares	2,385
Administrative servicing fees Class II Shares	676,403
Professional fees	26,700
Printing fees	8,916
Trustee fees	14,064
Custodian fees	16,849
Accounting and transfer agent fees	448
Compliance program costs (Note 3)	1,775
Other	9,519

Total expenses before earnings credit	2,588,181

Earnings credit (Note 5)	(16)

Net Expenses	2,588,165

NET INVESTMENT INCOME	1,306,192

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities of affiliated issuers	26,344,265
Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(30,708,193)

Net realized/unrealized losses	(4,363,928)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,057,736)

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	NVIT Investor Destinations Moderately Conservative Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$1,306,192	$16,088,874
Net realized gains	26,344,265	48,572,883
Net change in unrealized appreciation/depreciation	(30,708,193)	17,439,863

Change in net assets resulting from operations	(3,057,736)	82,101,620

Distributions to Shareholders From:
Net investment income:
Class II	–	(17,017,764)
Class P	–	(37,421)
Net realized gains:
Class II	–	(39,008,282)
Class P	–	(74,387)

Change in net assets from shareholder distributions	–	(56,137,854)

Change in net assets from capital transactions	(44,322,454)	(33,117,727)

Change in net assets	(47,380,190)	(7,153,961)

Net Assets:
Beginning of period	931,823,727	938,977,688

End of period	$884,443,537	$931,823,727

Accumulated undistributed net investment income at end of period	$2,457,707	$1,151,515

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$9,295,701	$16,313,596
Dividends reinvested	–	56,026,046
Cost of shares redeemed	(53,662,249)	(105,509,350)

Total Class II Shares	(44,366,548)	(33,169,708)

Class P Shares
Proceeds from shares issued	128,446	518,528
Dividends reinvested	–	111,808
Cost of shares redeemed	(84,352)	(578,355)

Total Class P Shares	44,094	51,981

Change in net assets from capital transactions	$(44,322,454)	$(33,117,727)

SHARE TRANSACTIONS:
Class II Shares
Issued	819,704	1,427,273
Reinvested	–	4,972,540
Redeemed	(4,727,411)	(9,245,723)

Total Class II Shares	(3,907,707)	(2,845,910)

Class P Shares
Issued	11,381	45,663
Reinvested	–	9,968
Redeemed	(7,452)	(50,549)

Total Class P Shares	3,929	5,082

Total change in shares	(3,903,778)	(2,840,828)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

8

Statement of Cash Flows

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT Investor Destinations Moderately Conservative Fund
DECREASE IN CASH
Cash flows provided by operating activities:
Net decrease in net assets from operations	$(3,057,736)
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities of affiliated issuers	(57,404,293)
Proceeds from disposition of investment securities of affiliated issuers	104,329,274
Reinvestment of dividend income from affiliated issuers	(1,982,180)
Reinvestment of interest income from affiliated issuers	(1,912,177)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	30,708,193
Net realized gain from investment transactions with affiliated issuers	(26,344,265)
Increase in receivable for investments sold	(111,253)
Increase in prepaid expenses	(3,332)
Decrease in payable for investments purchased	(96,989)
Decrease in investment advisory fees payable	(7,299)
Decrease in fund administration fees payable	(1,206)
Decrease in distribution fees payable	(14,022)
Decrease in administrative servicing fees payable	(8,197)
Decrease in accounting and transfer agent fees payable	(26)
Increase in trustee fees payable	346
Decrease in custodian fees payable	(545)
Decrease in compliance program costs payable	(55)
Decrease in professional fees payable	(2,989)
Decrease in printing fees payable	(1,322)
Increase in other payables	1,769

Net cash provided by operating activities	44,091,696

Cash flows used in financing activities:
Proceeds from shares issued	9,467,438
Cost of shares redeemed	(53,678,121)

Net cash used in financing activities	(44,210,683)

Net decrease in cash	(118,987)

Cash:
Beginning of period	118,987

End of period	$–

Supplemental disclosure of cash flow information:
Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers and interest income from affiliated issuers of $3,894,357.

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

9

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Moderately Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$11.37	0.02	(0.06)	(0.04)	–	–	–	$11.33	(0.35%	)	$882,511,666	0.57%	0.29%	0.57%	6.73%
Year Ended December 31, 2017	$11.07	0.20	0.80	1.00	(0.21)	(0.49)	(0.70)	$11.37	9.21%		$929,931,161	0.57%	1.72%	0.57%	10.93%
Year Ended December 31, 2016	$11.08	0.21	0.42	0.63	(0.22)	(0.42)	(0.64)	$11.07	5.70%		$937,189,821	0.57%	1.84%	0.57%	10.47%
Year Ended December 31, 2015	$11.90	0.19	(0.20)	(0.01)	(0.19)	(0.62)	(0.81)	$11.08	(0.03%	)	$923,312,331	0.57%	1.63%	0.57%	12.79%
Year Ended December 31, 2014	$11.79	0.21	0.35	0.56	(0.22)	(0.23)	(0.45)	$11.90	4.74%		$981,996,258	0.57%	1.75%	0.57%	28.12%
Year Ended December 31, 2013	$10.99	0.19	0.96	1.15	(0.20)	(0.15)	(0.35)	$11.79	10.49%		$961,220,444	0.57%	1.63%	0.57%	10.68%

Class P Shares
Six Months Ended June 30, 2018 (Unaudited)	$11.30	0.02	(0.05)	(0.03)	–	–	–	$11.27	(0.27%	)	$1,931,871	0.42%	0.44%	0.42%	6.73%
Year Ended December 31, 2017	$11.01	0.22	0.79	1.01	(0.23)	(0.49)	(0.72)	$11.30	9.33%		$1,892,566	0.42%	1.90%	0.42%	10.93%
Year Ended December 31, 2016	$11.03	0.23	0.41	0.64	(0.24)	(0.42)	(0.66)	$11.01	5.83%		$1,787,867	0.42%	2.10%	0.42%	10.47%
Year Ended December 31, 2015	$11.85	0.23	(0.21)	0.02	(0.22)	(0.62)	(0.84)	$11.03	0.16%		$1,265,624	0.42%	1.96%	0.42%	12.79%
Year Ended December 31, 2014	$11.75	0.29	0.28	0.57	(0.24)	(0.23)	(0.47)	$11.85	4.88%		$1,069,946	0.42%	2.39%	0.42%	28.12%
Year Ended December 31, 2013	$10.96	0.28	0.89	1.17	(0.23)	(0.15)	(0.38)	$11.75	10.68%		$525,184	0.42%	2.44%	0.42%	10.68%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Moderately Conservative Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, affiliated series of the Nationwide Mutual Funds (“NMF”) and affiliated series of the ETF Series Solutions (“ESS”) (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of

11

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Shares of the registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to each Fund that invests in the contract, which is currently adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

The interest credited to each Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the guaranteed interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2018 through March 31, 2018, the rate was 2.80%. For the period from April 1, 2018 through June 30, 2018, the rate was 2.75%. Effective July 1, 2018, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

12

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$22,428,479	$—	$—	$22,428,479
Investment Companies	719,835,265	—	—	719,835,265
Investment Contract	—	—	142,618,807	142,618,807
Total	$742,263,744	$—	$142,618,807	$884,882,551

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2017	$148,996,282	$148,996,282
Purchases*	3,156,758	3,156,758
Sales	(9,534,233)	(9,534,233)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 6/30/2018	$142,618,807	$142,618,807

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	2.75%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily
*

NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

13

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The following are the valuation policies of the affiliated Underlying Funds, excluding the affiliated Exchange Traded Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

14

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

For additional information about each affiliated Exchange Traded Fund’s valuation policies, please refer to the Fund’s most recent semiannual report to shareholders which can be found at etf.nationwide.com.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital

15

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents to include cash, money market funds and other investments held in lieu of cash.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

16

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate was 0.13%.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $116,342 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $1,775.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% for Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.15% for Class II shares, for a total amount of $676,403.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including

17

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the six months ended June 30, 2018 were as follows:

Security Description	Shares/ Principal at June 30, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value June 30, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Ziegler Equity Income Fund, Class R6	1,752,784	28,335,398	508,484	2,054,302	291,947	(807,298)	26,274,229	384,020	—
NVIT Emerging Markets Fund, Class Y	1,002,874	—	13,442,694	—	—	(876,686)	12,566,008	—	—
NVIT International Index Fund, Class Y	11,026,855	84,265,297	35,362,984	4,392,124	1,218,128	(4,641,974)	111,812,311	—	—
NVIT Mid Cap Index Fund, Class Y	1,473,561	74,724,464	—	36,985,145	8,276,435	(6,347,500)	39,668,254	—	—
NVIT S&P 500 Index Fund, Class Y	6,818,341	144,398,247	2,266,013	27,809,714	14,012,423	(10,068,640)	122,798,329	—	—
NVIT Small Cap Index Fund, Class Y	914,848	18,859,478	—	6,660,193	2,888,613	(1,685,368)	13,402,530	—	—
Nationwide Core Plus Bond Fund, Class R6	8,166,735	83,778,616	2,067,839	2,372,957	(69,858)	(2,471,298)	80,932,342	1,360,606	—
Nationwide Inflation-Protected Securities Fund, Class R6	2,804,488	27,980,962	399,579	866,260	21,673	(220,238)	27,315,716	167,551	—
NVIT Bond Index Fund, Class Y	21,682,818	232,386,609	3,658,606	9,780,932	(268,294)	(3,747,107)	222,248,882	—	—
NVIT Short Term Bond Fund, Class Y	6,104,632	65,161,053	381,912	2,781,932	(79,388)	135,019	62,816,664	—	—
Nationwide Risk-Based International Equity ETF	340,006	9,371,583	—	558,375	28,757	(138,559)	8,703,406	—	—
Nationwide Risk-Based U.S. Equity ETF	517,022	14,019,114	53,781	533,107	23,829	161,456	13,725,073	—	—
Nationwide Contract (a)(b)(c)	$142,618,807	148,996,282	3,156,758	9,534,233	—	—	142,618,807	1,982,180	—
Total		932,277,103	61,298,650	104,329,274	26,344,265	(30,708,193)	884,882,551	3,894,357	—
Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
(a)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(b)	Fair valued security.
(c)	Value determined using significant unobservable inputs.

18

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such affiliated Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS.

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

6.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $61,298,650 and sales of $104,329,274 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

19

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

10.  Federal Tax Information

As of June 30, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$835,142,398	$65,828,647	$(16,088,494)	$49,740,153

20

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 discussed above under (“Line of Credit, Interfund Lending and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

21

Supplemental Information

June 30, 2018 (Unaudited)

NVIT Investor Destinations Aggressive Fund

NVIT Investor Destinations Balanced Fund

NVIT Investor Destinations Capital Appreciation Fund

NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Managed Growth Fund

NVIT Investor Destinations Managed Growth & Income Fund

NVIT Investor Destinations Moderate Fund

NVIT Investor Destinations Moderately Aggressive Fund

NVIT Investor Destinations Moderately Conservative Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreement, including investment performance, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the Broadridge peer group provided an appropriate comparison.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and to request any additional information they

22

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during a telephonic meeting in advance of the March 2018 meeting and during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser, and the Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic, and financial analysis and its asset allocation methodology;

●

The Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance.

The Trustees noted that each Fund (other than NVIT Investor Destinations Moderately

Conservative Fund, NVIT Investor Destinations Conservative Fund, NVIT Investor Destinations Managed Growth Fund, and NVIT Investor Destinations Managed Growth & Income Fund) ranked at approximately the median of the

23

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

funds within its performance universe, or above, for the three-year period ended August 31, 2017. As to NVIT Investor Destinations Moderately Conservative Fund and NVIT Investor Destinations Conservative Fund, the Trustees considered the Adviser’s statements that the Funds’ underperformance was principally due to each Fund’s relatively conservative approach to asset allocation. For example, the Adviser noted that each Fund maintains a more limited equity allocation than those of many of its peer funds, and that each Fund maintains a more diversified allocation among classes of equity securities than do many peer funds, allocating more of its assets to U.S. small cap and mid cap equities and to international equities, which have generally underperformed large capitalization equities in recent periods. The Trustees considered the Adviser’s statements that those allocations reflect both the Adviser’s long-term strategic asset allocation process and the Funds’ place within the NVIT Investor Destinations Funds lineup, and are appropriate to the Funds in light of those considerations.

As to the performance of NVIT Investor Destinations Managed Growth Fund and NVIT Managed Growth & Income Fund, the Trustees considered the Adviser’s statement that each Fund is designed to be offered as an investment option under variable insurance products, and that each Fund’s investment strategy calls for the Adviser to apply an overlay strategy intended to reduce volatility of the Fund under various market conditions. The Trustees considered the Adviser’s statement that the overlay is sensitive to changes in equity values and that the overlay had reduced each Fund’s exposures to equities on a number of occasions during the prior year in response to short-term volatility in the equity markets. Those reduced exposures to equities detracted from the performance of those Funds and caused the Funds to underperform other funds that did not use such an overlay. The Trustees considered the Adviser’s statement that the strategy is operating as the Adviser had expected for each Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

As to the fees and expenses of the Funds, the Trustees noted the Adviser’s view that a Fund’s total expense ratio is a more useful indication of the reasonableness of the cost of the Fund’s investment program than a comparison with other funds’ advisory fees, due to the Funds’ fund-of-funds structure and the wide variety of arrangements used by peers in pricing the advisory services within such structures. (The Adviser noted that this variety of arrangements resulted in an insufficient number of expenses peers for the NVIT Investor Destinations Managed Growth & Income Fund.) The Adviser noted that some peer funds pay low or no advisory fees in light of the fact that the adviser receives advisory compensation from the underlying funds in the fund-of-fund structure. The Adviser noted that the total expense ratio of each Fund (including 12b-1/non-12b-1 fees) was in the first quintile in comparison to its peer funds (other than NVIT Investor Destinations Managed Growth Fund, which ranked in the second quintile, and NVIT Investor Destinations Managed Growth & Income Fund, which had an insufficient number of peers), notwithstanding in some cases that a Fund’s actual advisory fee was above the median of such Fund’s peers, and stated its view that, under the circumstances, a Fund’s favorable total expense ratio provides helpful evidence of the fair pricing of the Fund’s investment program and evidence of a favorable total shareholder experience. As to NVIT Investor Destinations Managed Growth & Income Fund, the Trustees noted the Adviser’s statements that, although there was an insufficient number of peers for a quintile ranking as to the Fund’s total expense ratio, the Fund’s total expense ratio was 20.3 basis points below the 60th percentile of its Broadridge expense group.

24

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

The Trustees considered whether the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted the Adviser’s statements that the advisory fee rate schedules for many of the underlying funds in which the Funds invest are subject to contractual advisory fee breakpoints, and that the Adviser considers those effective to share economies of scale between the Adviser and the Funds’ shareholders. The Trustees determined to continue to monitor over time the fees paid at the Fund level to determine whether breakpoints might be appropriate there as well, in light of any economies of scale related to the asset allocation function that are not appropriately shared through breakpoints at the underlying fund level.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Funds’ expense structures, including their advisory fees, appeared generally to be within the range of a number of other peer funds and not sufficiently high as to be inconsistent with the continuation of the Advisory Agreements.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements.

25

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

26

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

27

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

28

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

29

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

30

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

31

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

32

Semiannual Report

June 30, 2018 (Unaudited)

NVIT DFA Capital Appreciation Fund

SAR-DFA-CAP 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT DFA Capital Appreciation Fund

Asset Allocation†

Equity Funds	85.1%
Investment Contract	8.0%
Fixed Income Fund	7.0%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

DFA U.S. Core Equity 1 Portfolio, Institutional Class	23.0%
DFA VA U.S. Large Value Portfolio	18.0%
DFA VA International Value Portfolio	14.0%
DFA Emerging Markets Core Equity Portfolio, Institutional Class	9.0%
DFA International Large Cap Growth Portfolio	8.0%
Nationwide Contract	8.0%
DFA VA Global Bond Portfolio	7.0%
DFA U.S. Small Cap Portfolio, Institutional Class	6.0%
DFA Real Estate Securities Portfolio, Institutional Class	5.0%
DFA VA International Small Portfolio	2.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Percentages indicated are based upon total investments as of June 30, 2018.

3

Shareholder Expense Example	NVIT DFA Capital Appreciation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT DFA Capital Appreciation Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)(b)
Class II Shares	Actual	(c)	1,000.00	991.00	3.16	0.64
	Hypothetical	(c)(d)	1,000.00	1,021.62	3.21	0.64
Class P Shares	Actual	(c)	1,000.00	992.20	2.42	0.49
	Hypothetical	(c)(d)	1,000.00	1,022.36	2.46	0.49

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT DFA Capital Appreciation Fund

Investment Companies 92.1%

	Shares	Value

Equity Funds 85.1%
DFA Emerging Markets Core Equity Portfolio, Institutional Class	86,614	$1,833,621
DFA International Large Cap Growth Portfolio	126,348	1,629,885
DFA Real Estate Securities Portfolio, Institutional Class	29,014	1,018,678
DFA U.S. Core Equity 1 Portfolio, Institutional Class	200,940	4,685,920
DFA U.S. Small Cap Portfolio, Institutional Class	32,408	1,222,414
DFA VA International Small Portfolio	29,764	407,471
DFA VA International Value Portfolio	218,400	2,852,299
DFA VA U.S. Large Value Portfolio	139,174	3,667,242

Total Equity Funds (cost $16,663,688)		17,317,530

Fixed Income Fund 7.0%
DFA VA Global Bond Portfolio	133,785	1,426,149

Total Investment Companies (cost $18,100,684)		18,743,679

Investment Contract 8.0%

	Principal Amount

Nationwide Contract, 2.75% (a)(b)(c)(d)	$1,629,766	1,629,766

Total Investment Contract (cost $1,629,766)		1,629,766

Total Investments (cost $19,730,450) — 100.1%		20,373,445

Liabilities in excess of other assets — (0.1)%		(24,731)

NET ASSETS — 100.0%		$20,348,714

(a)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(b)	Investment in affiliate.

(c)	Value determined using significant unobservable inputs.

(d)	Fair valued security.

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT DFA Capital Appreciation Fund
Assets:
Investment security of affiliated issuer, at value (cost $1,629,766)	$1,629,766
Investment securities of unaffiliated issuers, at value (cost $18,100,684)	18,743,679
Receivable for capital shares issued	291,787
Reimbursement from investment adviser (Note 3)	5,254
Prepaid expenses	213

Total Assets	20,670,699

Liabilities:
Payable for investments purchased	291,537
Payable for capital shares redeemed	251
Accrued expenses and other payables:
Investment advisory fees	2,863
Fund administration fees	7,144
Distribution fees	4,211
Administrative servicing fees	2,090
Accounting and transfer agent fees	31
Compliance program costs (Note 3)	16
Professional fees	6,645
Printing fees	2,258
Other	4,939

Total Liabilities	321,985

Net Assets	$20,348,714

Represented by:
Capital	$18,860,851
Accumulated undistributed net investment income	34,666
Accumulated net realized gains from investment securities of unaffiliated issuers	810,202
Net unrealized appreciation/(depreciation) in investment securities of unaffiliated issuers	642,995

Net Assets	$20,348,714

Net Assets:
Class II Shares	$18,299,797
Class P Shares	2,048,917

Total	$20,348,714

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	1,378,648
Class P Shares	160,180

Total	1,538,828

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$13.27
Class P Shares	$12.79

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT DFA Capital Appreciation Fund
INVESTMENT INCOME:
Dividend income from unaffiliated issuers	$73,293
Interest income from affiliated issuer	21,021

Total Income	94,314

EXPENSES:
Investment advisory fees	16,302
Fund administration fees	22,181
Distribution fees Class II Shares	21,073
Distribution fees Class P Shares	2,900
Administrative servicing fees Class II Shares	12,643
Professional fees	7,941
Printing fees	5,512
Trustee fees	283
Custodian fees	242
Accounting and transfer agent fees	104
Compliance program costs (Note 3)	37
Other	1,622

Total expenses before expenses reimbursed	90,840

Expenses reimbursed by adviser (Note 3)	(31,192)

Net Expenses	59,648

NET INVESTMENT INCOME	34,666

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities of unaffiliated issuers	660,781
Net change in unrealized appreciation/depreciation in the value of investment securities of unaffiliated issuers	(885,332)

Net realized/unrealized losses	(224,551)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(189,885)

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	NVIT DFA Capital Appreciation Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$34,666	$221,764
Net realized gains	660,781	365,527
Net change in unrealized appreciation/depreciation	(885,332)	1,266,228

Change in net assets resulting from operations	(189,885)	1,853,519

Distributions to Shareholders From:
Net investment income:
Class II	–	(226,266)
Class P	–	(40,502)
Net realized gains:
Class II	–	(136,713)
Class P	–	(25,520)

Change in net assets from shareholder distributions	–	(429,001)

Change in net assets from capital transactions	3,041,709	8,313,237

Change in net assets	2,851,824	9,737,755

Net Assets:
Beginning of period	17,496,890	7,759,135

End of period	$20,348,714	$17,496,890

Accumulated undistributed net investment income at end of period	$34,666	$–

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$4,995,050	$9,650,160
Dividends reinvested	–	362,979
Cost of shares redeemed	(1,733,587)	(1,932,259)

Total Class II Shares	3,261,463	8,080,880

Class P Shares
Proceeds from shares issued	258,501	328,264
Dividends reinvested	–	66,022
Cost of shares redeemed	(478,255)	(161,929)

Total Class P Shares	(219,754)	232,357

Change in net assets from capital transactions	$3,041,709	$8,313,237

SHARE TRANSACTIONS:
Class II Shares
Issued	372,045	750,330
Reinvested	–	27,184
Redeemed	(129,437)	(154,462)

Total Class II Shares	242,608	623,052

Class P Shares
Issued	20,040	27,086
Reinvested	–	5,142
Redeemed	(37,271)	(12,823)

Total Class P Shares	(17,231)	19,405

Total change in shares	225,377	642,457

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

8

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT DFA Capital Appreciation Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$13.39	0.02	(0.14)	(0.12)	–	–	–	$13.27	(0.90%	)	$18,299,797	0.64%	0.36%	0.96%	24.34%
Year Ended December 31, 2017	$11.66	0.27	1.82	2.09	(0.21)	(0.15)	(0.36)	$13.39	17.88%		$15,209,729	0.66%	2.11%	1.23%	21.29%
Year Ended December 31, 2016	$10.72	0.19	1.02	1.21	(0.15)	(0.12)	(0.27)	$11.66	11.39%		$5,982,059	0.73%	1.72%	1.94%	6.56%
Year Ended December 31, 2015	$11.88	0.30	(0.69)	(0.39)	(0.18)	(0.59)	(0.77)	$10.72	(3.16%	)	$3,444,331	0.74%	2.53%	2.80%	39.70%
Year Ended December 31, 2014	$12.03	0.20	0.18	0.38	(0.15)	(0.38)	(0.53)	$11.88	3.13%		$1,784,661	0.73%	1.59%	3.00%	20.96%
Period Ended December 31, 2013 (h)	$10.00	0.28	1.78	2.06	–	(0.03)	(0.03)	$12.03	20.57%		$829,833	0.70%	2.54%	5.43%	5.79%

Class P Shares
Six Months Ended June 30, 2018 (Unaudited)	$12.89	0.02	(0.12)	(0.10)	–	–	–	$12.79	(0.78%	)	$2,048,917	0.49%	0.39%	0.82%	24.34%
Year Ended December 31, 2017	$11.25	0.20	1.82	2.02	(0.23)	(0.15)	(0.38)	$12.89	17.98%		$2,287,161	0.52%	1.61%	1.11%	21.29%
Year Ended December 31, 2016	$10.36	0.17	1.02	1.19	(0.18)	(0.12)	(0.30)	$11.25	11.54%		$1,777,076	0.58%	1.60%	1.81%	6.56%
Year Ended December 31, 2015	$11.62	0.16	(0.52)	(0.36)	(0.31)	(0.59)	(0.90)	$10.36	(3.00%	)	$1,380,526	0.58%	1.39%	2.73%	39.70%
Year Ended December 31, 2014	$11.82	0.18	0.22	0.40	(0.22)	(0.38)	(0.60)	$11.62	3.34%		$1,315,647	0.58%	1.47%	3.01%	20.96%
Period Ended December 31, 2013 (h)	$10.00	0.12	1.96	2.08	(0.23)	(0.03)	(0.26)	$11.82	20.82%		$1,210,657	0.59%	1.13%	5.20%	5.79%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from January 8, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of January 7, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

9

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT DFA Capital Appreciation Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other unaffiliated insurance companies.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other unaffiliated mutual funds (including exchange traded funds) (together, the “Underlying Funds”), and may have additional investment and concentration risks. The Underlying Funds typically invest in stocks, bonds, and other securities. Each Underlying Fund is a fund sponsored by Dimensional Fund Advisors LP (the “DFA Underlying Funds”). The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of

10

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the unaffiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to each Fund that invests in the contract, which is currently adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). NFA can increase or redeem all or a portion of a Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

The interest credited to each Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the guaranteed interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2018 through March 31, 2018, the rate was 2.80%. For the period from April 1, 2018 through June 30, 2018, the rate was 2.75%. Effective July 1, 2018, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

11

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Investment Companies	$18,743,679	$—	$—	$18,743,679
Investment Contract	—	—	1,629,766	1,629,766
Total	$18,743,679	$—	$1,629,766	$20,373,445

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2017	$1,406,649	$1,406,649
Purchases*	438,253	438,253
Sales	(215,136)	(215,136)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 6/30/2018	$1,629,766	$1,629,766

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	2.75%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily
*

NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

12

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

For additional information about the DFA Underlying Funds’ valuation policies, please refer to the DFA Underlying Funds’ most recent annual or semiannual report which can be found at us.dimensional.com.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

13

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.17%
$500 million and more	0.13%

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate before expense reimbursements was 0.17%, and after expense reimbursements, stemming from the expense limitation agreement described below, was 0.00%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.24% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

14

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

As of June 30, 2018, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Six Months Ended June 30, 2018 Amount	Total
$66,126	$69,724	$62,666	$31,192	$229,708

During the six months ended June 30, 2018, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $22,181 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $37.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% for Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing

15

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.15% for Class II shares, for a total amount of $12,643.

4.  Investment in Affiliated Issuers

The Fund invests in the Nationwide Contract, which are affiliates of the Fund. The Fund’s transactions in the shares of the Nationwide Contract during the six months ended June 30, 2018 were as follows:

Security Description	Shares/ Principal at June 30, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value June 30, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Contract (a)(b)(c)	$1,629,766	1,406,649	438,253	215,136	—	—	1,629,766	21,021	—

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
(a)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(b)	Value determined using significant unobservable inputs.
(c)	Fair valued security.

5.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the

16

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

6.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $7,752,382 and sales of $4,679,902 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. Information about DFA Underlying Fund risks may be found in such DFA Underlying Fund’s annual or semiannual report to shareholders which can be found at us.dimensional.com. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such DFA Underlying Fund’s annual or semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and

17

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

10.  Federal Tax Information

As of June 30, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$19,784,840	$657,875	$(69,270)	$588,605

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit and Interfund Lending”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

18

Supplemental Information

June 30, 2018 (Unaudited)

NVIT DFA Capital Appreciation Fund

NVIT DFA Moderate Fund

Continuation of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) (the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●	Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data,

describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the Broadridge peer group provided an appropriate comparison.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting

19

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during a telephonic meeting in advance of the March 2018 meeting and during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser. In evaluating the Advisory Agreement for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic, and financial analysis and its asset allocation methodology;

●

The Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds had experienced investment performance below the median of its peers for the three-year period ended August 31, 2017. The Trustees considered statements by the Adviser that all of the underlying funds in which the Funds invest, which are managed by DFA, had performed favorably. They also considered the Adviser’s statement that the Funds’ underperformance relative to their peers was principally the result of the asset allocations of the Funds, including the Funds’ greater allocations to international developed market equities than many other funds in their performance peer groups during a period when U.S. equities outperformed, and allocations to a short duration fixed income fund and money market funds during a time when short term interest rates were at historic lows. They noted that the Adviser had assumed from a former sub-adviser asset allocation responsibility for the Funds in May 2017 and considered the Adviser’s statement that changes it has made since that time to the Funds’ asset allocation should result in improvements in the Funds’ risk-adjusted returns. After reviewing these and related factors, the Trustees concluded, within

20

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

As to expenses, the Trustees noted that the actual advisory fee for NVIT DFA Moderate Fund ranked in the first quintile of its expense group. With respect to the NVIT DFA Capital Appreciation Fund, the Trustees considered that although there was an insufficient number of peers to provide a quintile ranking as to the Fund’s actual advisory fee, the Fund’s actual advisory fee ranked first out of the four funds in its expense group. The Trustees also noted that the Funds had relatively high total expense ratios (including 12b-1/non-12b-1 fees) compared to their expense groups, ranking in the fourth quintile of each of their respective total expenses peer groups. The Trustees considered the Adviser’s view that the Funds’ comparative expense groups were narrowly focused and contained funds whose operations and/or pricing structures differed from the

Funds’ and did not necessarily provide a useful basis for comparison. The Trustees considered the Adviser’s statement that it is currently waiving 100% of the Funds’ advisory fees and is experiencing negative profitability with respect to the Funds. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of each Fund. The Trustees noted that both of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints.

-        -         -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements.

21

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

22

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

23

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

24

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

25

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

26

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

27

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

28

Semiannual Report

June 30, 2018 (Unaudited)

NVIT DFA Moderate Fund

SAR-DFA-MOD 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT DFA Moderate Fund

Asset Allocation†

Equity Funds	65.1%
Fixed Income Funds	20.0%
Investment Contract	15.0%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

DFA U.S. Core Equity 1 Portfolio, Institutional Class	24.0%
DFA VA U.S. Large Value Portfolio	15.0%
Nationwide Contract	15.0%
DFA VA International Value Portfolio	9.0%
DFA International Large Cap Growth Portfolio	7.0%
DFA Short Duration Real Return Portfolio, Institutional Class	7.0%
DFA Investment Grade Portfolio	5.0%
DFA Intermediate Term Extended Quality Portfolio	5.0%
DFA Emerging Markets Core Equity Portfolio, Institutional Class	4.0%
DFA Intermediate Government Fixed Income Portfolio, Institutional Class	3.0%
Other Holdings	6.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Percentages indicated are based upon total investments as of June 30, 2018.

3

Shareholder Expense Example	NVIT DFA Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT DFA Moderate Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)(b)
Class II Shares	Actual	(c)	1,000.00	994.60	3.17	0.64
	Hypothetical	(c)(d)	1,000.00	1,021.62	3.21	0.64
Class P Shares	Actual	(c)	1,000.00	995.30	2.42	0.49
	Hypothetical	(c)(d)	1,000.00	1,022.36	2.46	0.49

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT DFA Moderate Fund

Investment Companies 85.1%

	Shares	Value

Equity Funds 65.1%
DFA Emerging Markets Core Equity Portfolio, Institutional Class	50,032	$1,059,172
DFA International Large Cap Growth Portfolio	143,325	1,848,895
DFA U.S. Core Equity 1 Portfolio, Institutional Class	270,971	6,319,048
DFA U.S. Small Cap Portfolio, Institutional Class	20,780	783,820
DFA VA International Small Portfolio	57,637	789,047
DFA VA International Value Portfolio	181,882	2,375,377
DFA VA U.S. Large Value Portfolio	149,510	3,939,583

Total Equity Funds (cost $15,739,380)		17,114,942

Fixed Income Funds 20.0%
DFA Intermediate Government Fixed Income Portfolio, Institutional Class	65,773	791,244
DFA Intermediate Term Extended Quality Portfolio	128,574	1,319,173
DFA Investment Grade Portfolio	125,914	1,319,583
DFA Short Duration Real Return Portfolio, Institutional Class	185,653	1,841,680

Total Fixed Income Funds (cost $5,326,727)		5,271,680

Total Investment Companies (cost $21,066,107)		22,386,622

Investment Contract 15.0%

	Principal Amount	Value

Nationwide Contract, 2.75% (a)(b)(c)(d)	$3,937,177	3,937,177

Total Investment Contract (cost $3,937,177)		3,937,177

Total Investments (cost $25,003,284) — 100.1%		26,323,799

Liabilities in excess of other assets — (0.1)%		(26,771)

NET ASSETS — 100.0%		$26,297,028

(a)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(b)	Investment in affiliate.

(c)	Value determined using significant unobservable inputs.

(d)	Fair valued security.

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT DFA Moderate Fund
Assets:
Investment security of affiliated issuer, at value (cost $3,937,177)	$3,937,177
Investment securities of unaffiliated issuers, at value (cost $21,066,107)	22,386,622
Receivable for investments sold	7,952
Receivable for capital shares issued	28,525
Reimbursement from investment adviser (Note 3)	5,106
Prepaid expenses	120

Total Assets	26,365,502

Liabilities:
Payable for capital shares redeemed	36,477
Accrued expenses and other payables:
Investment advisory fees	3,396
Fund administration fees	7,212
Distribution fees	4,995
Administrative servicing fees	2,376
Accounting and transfer agent fees	28
Custodian fees	15
Compliance program costs (Note 3)	19
Professional fees	6,688
Printing fees	2,242
Other	5,026

Total Liabilities	68,474

Net Assets	$26,297,028

Represented by:
Capital	$24,278,196
Accumulated undistributed net investment income	72,308
Accumulated net realized gains from investment securities of unaffiliated issuers	626,009
Net unrealized appreciation/(depreciation) in investment securities of unaffiliated issuers	1,320,515

Net Assets	$26,297,028

Net Assets:
Class II Shares	$22,353,947
Class P Shares	3,943,081

Total	$26,297,028

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	1,739,236
Class P Shares	311,388

Total	2,050,624

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$12.85
Class P Shares	$12.66

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT DFA Moderate Fund
INVESTMENT INCOME:
Dividend income from unaffiliated issuers	$93,633
Interest income from affiliated issuer	45,902

Total Income	139,535

EXPENSES:
Investment advisory fees	18,880
Fund administration fees	22,505
Distribution fees Class II Shares	21,733
Distribution fees Class P Shares	6,031
Administrative servicing fees Class II Shares	13,040
Professional fees	8,022
Printing fees	5,469
Trustee fees	331
Custodian fees	350
Accounting and transfer agent fees	105
Compliance program costs (Note 3)	42
Other	1,698

Total expenses before expenses reimbursed	98,206

Expenses reimbursed by adviser (Note 3)	(30,709)

Net Expenses	67,497

NET INVESTMENT INCOME	72,038

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities of unaffiliated issuers	458,001
Net change in unrealized appreciation/depreciation in the value of investment securities of unaffiliated issuers	(722,861)

Net realized/unrealized losses	(264,860)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(192,822)

The accompanying notes are an integral part of these financial statements.

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Statements of Changes in Net Assets

	NVIT DFA Moderate Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$72,038	$250,331
Net realized gains	458,001	430,817
Net change in unrealized appreciation/depreciation	(722,861)	1,618,538

Change in net assets resulting from operations	(192,822)	2,299,686

Distributions to Shareholders From:
Net investment income:
Class II	–	(200,445)
Class P	–	(65,286)
Net realized gains:
Class II	–	(253,736)
Class P	–	(61,847)

Change in net assets from shareholder distributions	–	(581,314)

Change in net assets from capital transactions	5,996,510	3,217,008

Change in net assets	5,803,688	4,935,380

Net Assets:
Beginning of period	20,493,340	15,557,960

End of period	$26,297,028	$20,493,340

Accumulated undistributed net investment income at end of period	$72,308	$270

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$7,066,385	$2,958,194
Dividends reinvested	–	454,181
Cost of shares redeemed	(375,006)	(2,248,431)

Total Class II Shares	6,691,379	1,163,944

Class P Shares
Proceeds from shares issued	471,971	2,456,739
Dividends reinvested	–	127,133
Cost of shares redeemed	(1,166,840)	(530,808)

Total Class P Shares	(694,869)	2,053,064

Change in net assets from capital transactions	$5,996,510	$3,217,008

SHARE TRANSACTIONS:
Class II Shares
Issued	542,630	240,258
Reinvested	–	35,405
Redeemed	(28,821)	(182,338)

Total Class II Shares	513,809	93,325

Class P Shares
Issued	36,853	197,254
Reinvested	–	10,036
Redeemed	(91,878)	(42,495)

Total Class P Shares	(55,025)	164,795

Total change in shares	458,784	258,120

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

8

Statement of Cash Flows

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT DFA Moderate Fund
DECREASE IN CASH
Cash flows used in operating activities:
Net decrease in net assets from operations	$(192,822)
Adjustments to reconcile net increase/decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities of affiliated issuer	(1,110,706)
Proceeds from disposition of investment securities of affiliated issuer	293,734
Purchase of investment securities of unaffiliated issuers	(9,760,084)
Proceeds from disposition of investment securities of unaffiliated issuers	4,650,722
Reinvestment of dividend income from unaffiliated issuers	(93,633)
Reinvestment of interest income from affiliated issuer	(45,902)
Change in unrealized appreciation/depreciation in the value of investment securities of unaffiliated issuers	722,861
Net realized gain from investment transactions with unaffiliated issuers	(458,001)
Decrease in due from Advisor and Affiliates	140
Increase in receivable for investments sold	(7,952)
Increase in prepaid expenses	(87)
Decrease in payable for investments purchased	(11,634)
Increase in investment advisory fees payable	485
Increase in fund administration fees payable	60
Increase in distribution fees payable	714
Increase in administrative servicing fees payable	382
Decrease in accounting and transfer agent fees payable	(11)
Decrease in trustee fees payable	(4)
Decrease in custodian fees payable	(51)
Decrease in professional fees payable	(3,332)
Decrease in printing fees payable	(2,328)
Increase in other payables	1,249

Net cash used in operating activities	(6,016,200)

Cash flows provided by financing activities:
Proceeds from shares issued	7,521,746
Cost of shares redeemed	(1,505,641)

Net cash provided by financing activities	6,016,105

Net decrease in cash	(95)

Cash:
Beginning of period	95

End of period	$–

Supplemental disclosure of cash flow information:
Non-cash operating activities included herein include reinvestments of dividend income from unaffiliated issuers and interest income from affiliated issuer of $139,535.

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

9

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT DFA Moderate Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$12.92	0.04	(0.11)	(0.07)	–	–	–	$12.85	(0.54%	)	$22,353,947	0.64%	0.66%	0.92%	21.88%
Year Ended December 31, 2017	$11.69	0.16	1.45	1.61	(0.17)	(0.21)	(0.38)	$12.92	13.83%		$15,832,740	0.67%	1.30%	1.01%	50.67%
Year Ended December 31, 2016	$11.02	0.14	0.83	0.97	(0.15)	(0.15)	(0.30)	$11.69	8.77%		$13,237,100	0.73%	1.23%	1.19%	13.11%
Year Ended December 31, 2015	$11.57	0.16	(0.37)	(0.21)	(0.19)	(0.15)	(0.34)	$11.02	(1.76%	)	$11,256,362	0.74%	1.35%	1.31%	7.20%
Year Ended December 31, 2014	$11.63	0.20	0.02	0.22	(0.14)	(0.14)	(0.28)	$11.57	1.86%		$7,431,953	0.73%	1.65%	1.64%	5.45%
Period Ended December 31, 2013 (h)	$10.00	0.23	1.54	1.77	(0.08)	(0.06)	(0.14)	$11.63	17.74%		$2,798,295	0.71%	2.11%	3.17%	24.51%

Class P Shares
Six Months Ended June 30, 2018 (Unaudited)	$12.72	0.04	(0.10)	(0.06)	–	–	–	$12.66	(0.47%	)	$3,943,081	0.49%	0.59%	0.77%	21.88%
Year Ended December 31, 2017	$11.51	0.25	1.35	1.60	(0.18)	(0.21)	(0.39)	$12.72	14.00%		$4,660,600	0.51%	2.04%	0.85%	50.67%
Year Ended December 31, 2016	$10.85	0.15	0.82	0.97	(0.16)	(0.15)	(0.31)	$11.51	8.96%		$2,320,860	0.58%	1.35%	1.04%	13.11%
Year Ended December 31, 2015	$11.41	0.15	(0.35)	(0.20)	(0.21)	(0.15)	(0.36)	$10.85	(1.70%	)	$2,029,637	0.58%	1.28%	1.16%	7.20%
Year Ended December 31, 2014	$11.47	0.19	0.06	0.25	(0.17)	(0.14)	(0.31)	$11.41	2.09%		$1,881,527	0.58%	1.61%	1.56%	5.45%
Period Ended December 31, 2013 (h)	$10.00	0.12	1.66	1.78	(0.25)	(0.06)	(0.31)	$11.47	17.80%		$1,236,183	0.58%	1.16%	3.54%	24.51%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from January 8, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of January 7, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT DFA Moderate Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other unaffiliated insurance companies.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other unaffiliated mutual funds (together, the “Underlying Funds”), and may have additional investment and concentration risks. The Underlying Funds typically invest in stocks, bonds, and other securities. Each Underlying Fund is a fund sponsored by Dimensional Fund Advisors LP (the “DFA Underlying Funds”). The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

11

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the unaffiliated and affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to each Fund that invests in the contract, which is currently adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). NFA can increase or redeem all or a portion of a Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

The interest credited to each Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the guaranteed interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2018 through March 31, 2018, the rate was 2.80%. For the period from April 1, 2018 through June 30, 2018, the rate was 2.75%. Effective July 1, 2018, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

12

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Investment Companies	$22,386,622	$—	$—	$22,386,622
Investment Contract	—	—	3,937,177	3,937,177
Total	$22,386,622	$—	$3,937,177	$26,323,799

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2017	$3,074,303	$3,074,303
Purchases*	1,156,608	1,156,608
Sales	(293,734)	(293,734)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 6/30/2018	$3,937,177	$3,937,177

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	2.75%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily
*

NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

13

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

For additional information about the DFA Underlying Funds’ valuation policies, please refer to the DFA Underlying Funds’ most recent annual or semiannual report which can be found at us.dimensional.com.

The following is the valuation policy of the Underlying Money Fund:

Securities held by the Underlying Money Fund are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. The Underlying Money Fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

14

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents to include cash, money market funds and other investments held in lieu of cash.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.17%
$500 million and more	0.13%

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate before expense reimbursements was 0.17%, and after expense reimbursements, stemming from the expense limitation agreement described below, was 0.00%.

From these fees, pursuant to the subadvisory agreement, NFA paid fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.24% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no

15

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2018, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Six Months Ended June 30, 2018 Amount	Total
$61,959	$65,452	$60,275	$30,709	$218,395

During the six months ended June 30, 2018, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $22,505 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $42.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% for Class II and Class P shares of the Fund.

16

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.15% for Class II shares, for a total amount of $13,040.

4.  Investment in Affiliated Issuers

The Fund invests in the Nationwide Contract, which are affiliates of the Fund. The Fund’s transactions in the shares of the Nationwide Contract during the six months ended June 30, 2018 were as follows:

Security Description	Shares/ Principal at June 30, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value June 30, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Contract (a)(b)(c)	$3,937,177	3,074,303	1,156,608	293,734	—	—	3,937,177	45,902	—

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
(a)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(b)	Value determined using significant unobservable inputs.
(c)	Fair valued security.

5.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

17

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

6.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $11,010,325 and sales of $4,944,456 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Information about DFA Underlying Fund risks may be found in such DFA Underlying Fund’s semiannual report to shareholders which can be found at us.dimensional.com. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such DFA Underlying Fund’s annual or semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating

18

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

10.  Federal Tax Information

As of June 30, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$25,094,734	$1,385,628	$(156,563)	$1,229,065

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit and Interfund Lending”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

19

Supplemental Information

June 30, 2018 (Unaudited)

NVIT DFA Capital Appreciation Fund

NVIT DFA Moderate Fund

Continuation of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) (the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●	Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data,

describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the Broadridge peer group provided an appropriate comparison.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting

20

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during a telephonic meeting in advance of the March 2018 meeting and during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser. In evaluating the Advisory Agreement for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic, and financial analysis and its asset allocation methodology;

●

The Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds had experienced investment performance below the median of its peers for the three-year period ended August 31, 2017. The Trustees considered statements by the Adviser that all of the underlying funds in which the Funds invest, which are managed by DFA, had performed favorably. They also considered the Adviser’s statement that the Funds’ underperformance relative to their peers was principally the result of the asset allocations of the Funds, including the Funds’ greater allocations to international developed market equities than many other funds in their performance peer groups during a period when U.S. equities outperformed, and allocations to a short duration fixed income fund and money market funds during a time when short term interest rates were at historic lows. They noted that the Adviser had assumed from a former sub-adviser asset allocation responsibility for the Funds in May 2017 and considered the Adviser’s statement that changes it has made since that time to the Funds’ asset allocation should result in improvements in the Funds’ risk-adjusted returns. After reviewing these and related factors, the Trustees concluded, within

21

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

As to expenses, the Trustees noted that the actual advisory fee for NVIT DFA Moderate Fund ranked in the first quintile of its expense group. With respect to the NVIT DFA Capital Appreciation Fund, the Trustees considered that although there was an insufficient number of peers to provide a quintile ranking as to the Fund’s actual advisory fee, the Fund’s actual advisory fee ranked first out of the four funds in its expense group. The Trustees also noted that the Funds had relatively high total expense ratios (including 12b-1/non-12b-1 fees) compared to their expense groups, ranking in the fourth quintile of each of their respective total expenses peer groups. The Trustees considered the Adviser’s view that the Funds’ comparative expense groups were narrowly focused and contained funds whose operations and/or pricing structures differed from the

Funds’ and did not necessarily provide a useful basis for comparison. The Trustees considered the Adviser’s statement that it is currently waiving 100% of the Funds’ advisory fees and is experiencing negative profitability with respect to the Funds. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of each Fund. The Trustees noted that both of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints.

-        -         -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements.

22

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

23

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

24

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

25

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

26

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

27

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

28

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

29

Semiannual Report

June 30, 2018 (Unaudited)

NVIT Investor Destinations Managed Growth & Income Fund

SAR-ID-MGI 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT Investor Destinations Managed Growth & Income Fund

Asset Allocation†

Equity Funds	46.8%
Fixed Income Funds	34.7%
Investment Contract	13.4%
Futures	(0.4)%
Other assets in excess of liabilities††	5.5%
100.0%

Top Holdings†††

NVIT Bond Index Fund, Class Y	23.4%
NVIT International Index Fund, Class Y	16.8%
NVIT S&P 500 Index Fund, Class Y	16.6%
Nationwide Contract	14.2%
Nationwide Core Plus Bond Fund, Class R6	8.1%
NVIT Mid Cap Index Fund, Class Y	5.6%
NVIT Short Term Bond Fund, Class Y	5.0%
Nationwide Ziegler Equity Income Fund, Class R6	3.9%
NVIT Emerging Markets Fund, Class Y	2.3%
NVIT Small Cap Index Fund, Class Y	1.6%
Other Holdings	2.5%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of June 30, 2018.

3

Shareholder Expense Example	NVIT Investor Destinations Managed Growth & Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Managed Growth & Income Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)
Class I Shares	Actual	(c)	1,000.00	983.70	1.48	0.30
	Hypothetical	(c)(d)	1,000.00	1,023.31	1.51	0.30
Class II Shares	Actual	(c)	1,000.00	981.90	2.70	0.55
	Hypothetical	(c)(d)	1,000.00	1,022.07	2.76	0.55
(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT Investor Destinations Managed Growth & Income Fund

Investment Companies 79.1%

	Shares	Value

Equity Funds 44.4%
Nationwide Ziegler Equity Income Fund, Class R6 (a)	1,166,622	$17,487,661
NVIT Emerging Markets Fund, Class Y (a)	831,329	10,416,552
NVIT International Index Fund, Class Y (a)	7,390,511	74,939,781
NVIT Mid Cap Index Fund, Class Y (a)	926,864	24,951,184
NVIT S&P 500 Index Fund, Class Y (a)	4,103,814	73,909,695
NVIT Small Cap Index Fund, Class Y (a)	472,910	6,928,128

Total Equity Funds (cost $187,032,236)		208,633,001

Fixed Income Funds 34.7%
Nationwide Core Plus Bond Fund, Class R6 (a)	3,644,880	36,120,761
NVIT Bond Index Fund, Class Y (a)	10,153,005	104,068,303
NVIT Short Term Bond Fund, Class Y (a)	2,187,808	22,512,546

Total Fixed Income Funds (cost $168,412,439)		162,701,610

Total Investment Companies (cost $355,444,675)		371,334,611

Exchange Traded Funds 2.4%
Equity Funds 2.4%
Nationwide Risk-Based International Equity ETF (a)	168,811	4,321,190
Nationwide Risk-Based U.S. Equity ETF (a)	259,742	6,895,215

Total Exchange Traded Funds (cost $10,739,522)		11,216,405

Investment Contract 13.4%

	Principal Amount	Value

Nationwide Contract, 2.75% (a)(b)(c)(d)	$63,071,167	$63,071,167

Total Investment Contract (cost $63,071,167)		63,071,167

Total Investments (cost $429,255,364) — 94.9%		445,622,183

Other assets in excess of liabilities — 5.1%		24,009,672

NET ASSETS — 100.0%		$469,631,855

(a)	Investment in affiliate.

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(c)	Value determined using significant unobservable inputs.

(d)	Fair valued security.

ETF	Exchange Traded Fund

Futures contracts outstanding as of June 30, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
MSCI EAFE E-Mini Index	296	9/2018	USD	28,939,920	(848,075)
Russell 2000 E-Mini Index	66	9/2018	USD	5,436,750	(95,300)
S&P 500 E-Mini Index	181	9/2018	USD	24,630,480	(502,262)
S&P Midcap 400 E-Mini Index	49	9/2018	USD	9,584,890	(201,456)

					(1,647,093)

At June 30, 2018, the Fund has $3,213,100 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT Investor Destinations Managed Growth & Income Fund
Assets:
Investment securities of affiliated issuers, at value (cost $429,255,364)	$445,622,183
Cash	20,503,903
Deposits with broker for futures contracts	3,213,100
Interest receivable	24,940
Receivable for investments sold	10,443
Receivable for capital shares issued	10
Receivable for variation margin on futures contracts	500,693
Reimbursement from investment adviser (Note 3)	20,084
Prepaid expenses	2,521

Total Assets	469,897,877

Liabilities:
Payable for capital shares redeemed	14,253
Accrued expenses and other payables:
Investment advisory fees	58,430
Fund administration fees	15,156
Distribution fees	97,196
Administrative servicing fees	57,468
Accounting and transfer agent fees	67
Trustee fees	181
Custodian fees	2,066
Compliance program costs (Note 3)	432
Professional fees	9,652
Printing fees	6,499
Other	4,622

Total Liabilities	266,022

Net Assets	$469,631,855

Represented by:
Capital	$433,408,622
Accumulated undistributed net investment income	1,058,843
Accumulated net realized gains from investment securities of affiliated issuers and futures contracts	20,444,664
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	16,366,819
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(1,647,093)

Net Assets	$469,631,855

Net Assets:
Class I Shares	$871,068
Class II Shares	468,760,787

Total	$469,631,855

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	76,128
Class II Shares	41,039,490

Total	41,115,618

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.44
Class II Shares	$11.42

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT Investor Destinations Managed Growth & Income Fund
INVESTMENT INCOME:
Interest income from affiliated issuers	$846,471
Dividend income from affiliated issuers	835,778
Interest income from unaffiliated issuers	164,052

Total Income	1,846,301

EXPENSES:
Investment advisory fees	354,745
Fund administration fees	70,617
Distribution fees Class II Shares	590,181
Administrative servicing fees Class I Shares	634
Administrative servicing fees Class II Shares	354,110
Professional fees	18,620
Printing fees	8,680
Trustee fees	7,277
Custodian fees	7,862
Accounting and transfer agent fees	209
Compliance program costs (Note 3)	923
Other	5,058

Total expenses before earnings credit and expenses reimbursed	1,418,916

Earnings credit (Note 5)	(76)
Expenses reimbursed by adviser (Note 3)	(119,207)

Net Expenses	1,299,633

NET INVESTMENT INCOME	546,668

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	4,382,818
Expiration or closing of futures contracts (Note 2)	(3,662,645)

Net realized gains	720,173

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	(6,546,615)
Futures contracts (Note 2)	(3,143,584)

Net change in unrealized appreciation/depreciation	(9,690,199)

Net realized/unrealized losses	(8,970,026)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,423,358)

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	NVIT Investor Destinations Managed Growth & Income Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$546,668	$7,576,802
Net realized gains	720,173	22,541,957
Net change in unrealized appreciation/depreciation	(9,690,199)	28,441,345

Change in net assets resulting from operations	(8,423,358)	58,560,104

Distributions to Shareholders From:
Net investment income:
Class I	–	(15,641)
Class II	–	(7,951,523)
Net realized gains:
Class I	–	(6,919)
Class II	–	(4,202,951)

Change in net assets from shareholder distributions	–	(12,177,034)

Change in net assets from capital transactions	(171,014)	17,356,285

Change in net assets	(8,594,372)	63,739,355

Net Assets:
Beginning of period	478,226,227	414,486,872

End of period	$469,631,855	$478,226,227

Accumulated undistributed net investment income at end of period	$1,058,843	$512,175

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$103,291	$299,645
Dividends reinvested	–	22,560
Cost of shares redeemed	(43,223)	(161,570)

Total Class I Shares	60,068	160,635

Class II Shares
Proceeds from shares issued	10,231,639	22,389,925
Dividends reinvested	—	12,154,474
Cost of shares redeemed	(10,462,721)	(17,348,749)

Total Class II Shares	(231,082)	17,195,650

Change in net assets from capital transactions	$(171,014)	$17,356,285

SHARE TRANSACTIONS:
Class I Shares
Issued	8,931	26,711
Reinvested	–	1,963
Redeemed	(3,705)	(14,220)

Total Class I Shares	5,226	14,454

Class II Shares
Issued	884,930	2,013,298
Reinvested	–	1,059,707
Redeemed	(906,588)	(1,551,905)

Total Class II Shares	(21,658)	1,521,100

Total change in shares	(16,432)	1,535,554

Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

8

Statement of Cash Flows

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT Investor Destinations Managed Growth & Income Fund
DECREASE IN CASH
Cash flows used in operating activities:
Net decrease in net assets from operations	$(8,423,358)
Adjustments to reconcile net increase/decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities of affiliated issuers	(43,809,954)
Proceeds from disposition of investment securities of affiliated issuers	45,280,681
Reinvestment of dividend income from affiliated issuers	(835,778)
Reinvestment of interest income from affiliated issuers	(846,471)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	6,546,615
Net realized gain from investment transactions with affiliated issuers	(4,382,818)
Decrease in deposits at broker for futures contracts	6,985
Increase in due from Advisor and Affiliates	(1,212)
Increase in receivable for investments sold	(10,443)
Increase in interest and dividends receivable	(3,772)
Increase in variation margin receivable	(500,693)
Increase in prepaid expenses	(1,834)
Decrease in payable for investments purchased	(130,807)
Decrease in variation margin payable	(285,340)
Decrease in investment advisory fees payable	(1,980)
Decrease in fund administration fees payable	(286)
Decrease in distribution fees payable	(3,309)
Decrease in administrative servicing fees payable	(2,070)
Decrease in accounting and transfer agent fees payable	(10)
Increase in trustee fees payable	106
Decrease in custodian fees payable	(570)
Decrease in compliance program costs payable	(23)
Decrease in professional fees payable	(3,430)
Decrease in printing fees payable	(422)
Increase in other payables	1,383

Net cash used in operating activities	(7,408,810)

Cash flows used in financing activities:
Proceeds from shares issued	10,419,318
Cost of shares redeemed	(10,496,006)

Net cash used in financing activities	(76,688)

Net decrease in cash	(7,485,498)

Cash:
Beginning of period	27,989,401

End of period	$20,503,903

Supplemental disclosure of cash flow information:
Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers and interest income from affiliated issuers of $1,682,249.

The accompanying notes are an integral part of these financial statements.

9

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Managed Growth & Income Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Six Months Ended June 30, 2018 (Unaudited)	$11.63	0.03	(0.22)	(0.19)	–	–	–	$11.44	(1.63%	)	$871,068	0.30%	0.48%		0.35%	10.11%
Year Ended December 31, 2017	$10.47	0.23	1.27	1.50	(0.23)	(0.11)	(0.34)	$11.63	14.30%		$824,776	0.30%	2.03%		0.35%	11.42%
Year Ended December 31, 2016	$10.08	0.19	0.41	0.60	(0.21)	–	(0.21)	$10.47	5.94%		$591,112	0.30%	1.88%		0.35%	11.31%
Year Ended December 31, 2015	$10.59	0.23	(0.56)	(0.33)	(0.18)	–	(0.18)	$10.08	(3.10%	)	$568,105	0.30%	2.21%		0.36%	20.68%
Period Ended December 31, 2014 (h)	$10.57	0.76	(0.54)	0.22	(0.17)	(0.03)	(0.20)	$10.59	2.06%		$309,134	0.30%	7.09%	(i)	0.38%	16.75%

Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$11.63	0.01	(0.22)	(0.21)	–	–	–	$11.42	(1.81%	)	$468,760,787	0.55%	0.23%		0.60%	10.11%
Year Ended December 31, 2017	$10.47	0.19	1.28	1.47	(0.20)	(0.11)	(0.31)	$11.63	14.03%		$477,401,451	0.55%	1.69%		0.60%	11.42%
Year Ended December 31, 2016	$10.08	0.18	0.40	0.58	(0.19)	–	(0.19)	$10.47	5.71%		$413,895,760	0.55%	1.79%		0.60%	11.31%
Year Ended December 31, 2015	$10.58	0.18	(0.52)	(0.34)	(0.16)	–	(0.16)	$10.08	(3.24%	)	$356,555,519	0.55%	1.68%		0.61%	20.68%
Year Ended December 31, 2014	$10.50	0.24	0.02	0.26	(0.15)	(0.03)	(0.18)	$10.58	2.46%		$268,187,269	0.55%	2.22%		0.64%	16.75%
Period Ended December 31, 2013 (j)	$10.00	0.34	0.36	0.70	(0.17)	(0.03)	(0.20)	$10.50	7.00%		$79,159,126	0.52%	4.87%		0.72%	1.82%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.
(i)	Ratio has not been annualized.
(j)	For the period from May 1, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of April 30, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Managed Growth & Income Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, affiliated series of the Nationwide Mutual Funds (“NMF”) and affiliated series of the ETF Series Solutions (“ESS”) (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

11

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Shares of the registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to each Fund that invests in the contract, which is currently adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). NFA can increase or redeem all or a portion of a Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

The interest credited to each Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the guaranteed interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2018 through March 31, 2018, the rate was 2.80%. For the period from April 1, 2018 through June 30, 2018, the rate was 2.75%. Effective July 1, 2018, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

12

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$11,216,405	$—	$—	$11,216,405
Investment Companies	371,334,611	—	—	371,334,611
Investment Contract	—	—	63,071,167	63,071,167
Total Assets	$382,551,016	$—	$63,071,167	$445,622,183
Liabilities:
Futures Contracts	$(1,647,093)	$—	$—	$(1,647,093)
Total Liabilities	$(1,647,093)	$—	$—	$(1,647,093)
Total	$380,903,923	$—	$63,071,167	$443,975,090

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2017	$61,679,940	$61,679,940
Purchases*	2,822,072	2,822,072
Sales	(1,430,845)	(1,430,845)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 6/30/2018	$63,071,167	$63,071,167

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	2.75%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily
*

NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the

13

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds, excluding the affiliated Exchange Traded Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading;

14

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

For additional information about each affiliated Exchange Traded Fund’s valuation policies, please refer to the Fund’s most recent semiannual report to shareholders which can be found at etf.nationwide.com.

(b)	Futures Contracts

Financial futures contracts (“futures contracts”) are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. The Fund is subject to equity risk in the normal course of pursuing its objective(s) in two respects. First, the Fund has set a baseline target equity exposure of 60%, which is represented by the Fund’s allocations to underlying equity funds. Second, the Fund enters into stock index futures contracts in order to increase or decrease the baseline equity exposure consistent with NFA’s view of current equity market conditions. Through the use of these futures contracts, the Fund may increase its equity exposure to a maximum of 80% or to a minimum of 0% of the Fund’s assets.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day,

15

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2018

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(1,647,093)
Total		$(1,647,093)
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2018

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(3,662,645)
Total	$(3,662,645)

16

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2018

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$(3,143,584)
Total	$(3,143,584)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the six months ended June 30, 2018:

Futures Contracts:
Average Notional Balance Long	$46,496,006
Average Notional Balance Short	$18,116,938

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2018, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

17

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents to include cash, money market funds and other investments held in lieu of cash.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.15%

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate before expense reimbursements was 0.15%, and after expense reimbursements, stemming from the expense limitation agreement described below, was 0.10%. During the six months ended June 30, 2018, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $11,168.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other

18

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.15% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2018, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Six Months Ended June 30, 2018 Amount	Total
$190,007	$210,436	$220,131	$119,207	$739,781

During the six months ended June 30, 2018, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $70,617 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $923.

19

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $354,744.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the six months ended June 30, 2018 were as follows:

Security Description	Shares/ Principal at June 30, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value June 30, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Ziegler Equity Income Fund, Class R6	1,166,622	17,741,907	769,805	662,127	58,132	(420,056)	17,487,661	251,362	—
NVIT Emerging Markets Fund, Class Y	831,329	—	11,231,179	87,330	(1,279)	(726,018)	10,416,552	—	—
NVIT International Index Fund, Class Y	7,390,511	59,190,625	19,503,297	1,470,073	76,132	(2,360,200)	74,939,781	—	—
NVIT Mid Cap Index Fund, Class Y	926,864	40,435,674	718,792	17,291,036	894,108	193,646	24,951,184	—	—
NVIT S&P 500 Index Fund, Class Y	4,103,814	83,186,763	1,597,406	13,006,975	3,195,542	(1,063,041)	73,909,695	—	—
NVIT Small Cap Index Fund, Class Y	472,910	13,454,884	231,650	7,526,019	272,899	494,714	6,928,128	—	—
Nationwide Core Plus Bond Fund, Class R6	3,644,880	35,224,978	2,789,330	817,626	(22,592)	(1,053,329)	36,120,761	584,416	—
NVIT Bond Index Fund, Class Y	10,153,005	103,218,248	4,964,667	2,350,675	(78,100)	(1,685,837)	104,068,303	—	—
NVIT Short Term Bond Fund, Class Y	2,187,808	22,405,305	626,953	541,858	(16,511)	38,657	22,512,546	—	—
Nationwide Risk-Based International Equity ETF	168,811	4,442,147	—	62,449	3,057	(61,565)	4,321,190	—	—

20

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Security Description	Shares/ Principal at June 30, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value June 30, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Risk-Based U.S. Equity ETF	259,742	6,593,987	237,052	33,668	1,430	96,414	6,895,215	—	—
Nationwide Contract (a)(b)(c)	$63,071,167	61,679,940	2,822,072	1,430,845	—	—	63,071,167	846,471	—
Total		447,574,458	45,492,203	45,280,681	4,382,818	(6,546,615)	445,622,183	1,682,249	—

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
(a)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(b)	Value determined using significant unobservable inputs.
(c)	Fair valued security.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such affiliated Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS.

5. Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such

21

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

6.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $45,492,203 and sales of $45,280,681 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7. Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9. New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and

22

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

10. Federal Tax Information

As of June 30, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$429,783,079	$22,392,120	$(8,200,109)	$14,192,011

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit, Interfund Lending and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

23

Supplemental Information

June 30, 2018 (Unaudited)

NVIT Investor Destinations Aggressive Fund

NVIT Investor Destinations Balanced Fund

NVIT Investor Destinations Capital Appreciation Fund

NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Managed Growth Fund

NVIT Investor Destinations Managed Growth & Income Fund

NVIT Investor Destinations Moderate Fund

NVIT Investor Destinations Moderately Aggressive Fund

NVIT Investor Destinations Moderately Conservative Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreement, including investment performance, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the Broadridge peer group provided an appropriate comparison.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and to request any additional information they

24

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during a telephonic meeting in advance of the March 2018 meeting and during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser, and the Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic, and financial analysis and its asset allocation methodology;

●

The Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance.

The Trustees noted that each Fund (other than NVIT Investor Destinations Moderately

Conservative Fund, NVIT Investor Destinations Conservative Fund, NVIT Investor Destinations Managed Growth Fund, and NVIT Investor Destinations Managed Growth & Income Fund) ranked at approximately the median of the

25

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

funds within its performance universe, or above, for the three-year period ended August 31, 2017. As to NVIT Investor Destinations Moderately Conservative Fund and NVIT Investor Destinations Conservative Fund, the Trustees considered the Adviser’s statements that the Funds’ underperformance was principally due to each Fund’s relatively conservative approach to asset allocation. For example, the Adviser noted that each Fund maintains a more limited equity allocation than those of many of its peer funds, and that each Fund maintains a more diversified allocation among classes of equity securities than do many peer funds, allocating more of its assets to U.S. small cap and mid cap equities and to international equities, which have generally underperformed large capitalization equities in recent periods. The Trustees considered the Adviser’s statements that those allocations reflect both the Adviser’s long-term strategic asset allocation process and the Funds’ place within the NVIT Investor Destinations Funds lineup, and are appropriate to the Funds in light of those considerations.

As to the performance of NVIT Investor Destinations Managed Growth Fund and NVIT Managed Growth & Income Fund, the Trustees considered the Adviser’s statement that each Fund is designed to be offered as an investment option under variable insurance products, and that each Fund’s investment strategy calls for the Adviser to apply an overlay strategy intended to reduce volatility of the Fund under various market conditions. The Trustees considered the Adviser’s statement that the overlay is sensitive to changes in equity values and that the overlay had reduced each Fund’s exposures to equities on a number of occasions during the prior year in response to short-term volatility in the equity markets. Those reduced exposures to equities detracted from the performance of those Funds and caused the Funds to underperform other funds that did not use such an overlay. The Trustees considered the Adviser’s statement that the strategy is operating as the Adviser had expected for each Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

As to the fees and expenses of the Funds, the Trustees noted the Adviser’s view that a Fund’s total expense ratio is a more useful indication of the reasonableness of the cost of the Fund’s investment program than a comparison with other funds’ advisory fees, due to the Funds’ fund-of-funds structure and the wide variety of arrangements used by peers in pricing the advisory services within such structures. (The Adviser noted that this variety of arrangements resulted in an insufficient number of expenses peers for the NVIT Investor Destinations Managed Growth & Income Fund.) The Adviser noted that some peer funds pay low or no advisory fees in light of the fact that the adviser receives advisory compensation from the underlying funds in the fund-of-fund structure. The Adviser noted that the total expense ratio of each Fund (including 12b-1/non-12b-1 fees) was in the first quintile in comparison to its peer funds (other than NVIT Investor Destinations Managed Growth Fund, which ranked in the second quintile, and NVIT Investor Destinations Managed Growth & Income Fund, which had an insufficient number of peers), notwithstanding in some cases that a Fund’s actual advisory fee was above the median of such Fund’s peers, and stated its view that, under the circumstances, a Fund’s favorable total expense ratio provides helpful evidence of the fair pricing of the Fund’s investment program and evidence of a favorable total shareholder experience. As to NVIT Investor Destinations Managed Growth & Income Fund, the Trustees noted the Adviser’s statements that, although there was an insufficient number of peers for a quintile ranking as to the Fund’s total expense ratio, the Fund’s total expense ratio was 20.3 basis points below the 60th percentile of its Broadridge expense group.

26

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

The Trustees considered whether the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted the Adviser’s statements that the advisory fee rate schedules for many of the underlying funds in which the Funds invest are subject to contractual advisory fee breakpoints, and that the Adviser considers those effective to share economies of scale between the Adviser and the Funds’ shareholders. The Trustees determined to continue to monitor over time the fees paid at the Fund level to determine whether breakpoints might be appropriate there as well, in light of any economies of scale related to the asset allocation function that are not appropriately shared through breakpoints at the underlying fund level.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Funds’ expense structures, including their advisory fees, appeared generally to be within the range of a number of other peer funds and not sufficiently high as to be inconsistent with the continuation of the Advisory Agreements.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements.

27

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

28

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

29

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

30

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

31

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

32

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

33

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

34

Semiannual Report

June 30, 2018 (Unaudited)

NVIT Investor Destinations Managed

Growth Fund

SAR-ID-MGR 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT Investor Destinations Managed Growth Fund

Asset Allocation†

Equity Funds	54.0%
Fixed Income Funds	28.9%
Investment Contract	9.6%
Exchange Traded Funds	2.4%
Futures	(0.2)%
Other assets in excess of liabilities††	5.3%
100.0%

Top Holdings†††

NVIT S&P 500 Index Fund, Class Y	24.2%
NVIT Bond Index Fund, Class Y	20.3%
NVIT International Index Fund, Class Y	18.3%
Nationwide Contract	10.1%
Nationwide Core Plus Bond Fund, Class R6	7.1%
NVIT Mid Cap Index Fund, Class Y	6.6%
NVIT Emerging Markets Fund, Class Y	3.3%
NVIT Short Term Bond Fund, Class Y	3.0%
Nationwide Ziegler Equity Income Fund, Class R6	3.0%
NVIT Small Cap Index Fund, Class Y	1.6%
Other Holdings	2.5%
100.0%
†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of June 30, 2018.

3

Shareholder Expense Example	NVIT Investor Destinations Managed Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Managed Growth Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a),(b)
Class I Shares	Actual	(c)	1,000.00	980.90	1.52	0.31
	Hypothetical	(c)(d)	1,000.00	1,023.26	1.56	0.31
Class II Shares	Actual	(c)	1,000.00	979.20	2.75	0.56
	Hypothetical	(c)(d)	1,000.00	1,022.02	2.81	0.56

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT Investor Destinations Managed Growth Fund

Investment Companies 82.9%

	Shares	Value

Equity Funds 54.0%
Nationwide Ziegler Equity Income Fund, Class R6 (a)	2,039,307	$30,569,206
NVIT Emerging Markets Fund, Class Y (a)	2,713,256	33,997,099
NVIT International Index Fund, Class Y (a)	18,704,047	189,659,039
NVIT Mid Cap Index Fund, Class Y (a)	2,552,511	68,713,593
NVIT S&P 500 Index Fund, Class Y (a)	13,910,965	250,536,482
NVIT Small Cap Index Fund, Class Y (a)	1,101,816	16,141,608

Total Equity Funds (cost $521,818,573)		589,617,027

Fixed Income Funds 28.9%
Nationwide Core Plus Bond Fund, Class R6 (a)	7,432,311	73,654,198
NVIT Bond Index Fund, Class Y (a)	20,574,642	210,890,085
NVIT Short Term Bond Fund, Class Y (a)	3,059,142	31,478,568

Total Fixed Income Funds (cost $326,861,162)		316,022,851

Total Investment Companies (cost $848,679,735)		905,639,878

Exchange Traded Funds 2.4%
Exchange Traded Funds 2.4%
Nationwide Risk-Based International Equity ETF (a)	387,969	9,931,153
Nationwide Risk-Based U.S. Equity ETF (a)	600,756	15,947,909

Total Exchange Traded Funds (cost $24,790,324)		25,879,062

Investment Contract 9.6%

	Principal Amount	Value

Nationwide Contract, 2.75% (a)(b)(c)(d)	$104,988,302	$104,988,302

Total Investment Contract (cost $104,988,302)		104,988,302

Total Investments (cost $978,458,361) — 94.9%		1,036,507,242

Other assets in excess of liabilities — 5.1%		55,763,311

NET ASSETS — 100.0%		$1,092,270,553

(a)	Investment in affiliate.

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(c)	Value determined using significant unobservable inputs.

(d)	Fair valued security.

ETF	Exchange Traded Fund

Futures contracts outstanding as of June 30, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
MSCI EAFE E-Mini Index	307	9/2018	USD	30,015,390	(920,828)
Russell 2000 E-Mini Index	63	9/2018	USD	5,189,625	(105,843)
S&P 500 E-Mini Index	219	9/2018	USD	29,801,520	(661,661)
S&P Midcap 400 E-Mini Index	50	9/2018	USD	9,780,500	(228,083)

					(1,916,415)

At June 30, 2018, the Fund has $3,499,485 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT Investor Destinations Managed Growth Fund
Assets:
Investment securities of affiliated issuers, at value (cost $978,458,361)	$1,036,507,242
Cash	51,570,693
Deposits with broker for futures contracts	3,499,485
Interest receivable	58,435
Receivable for capital shares issued	1,209,645
Receivable for variation margin on futures contracts	1,052,644
Reimbursement from investment adviser (Note 3)	28,885
Prepaid expenses	5,771

Total Assets	1,093,932,800

Liabilities:
Payable for investments purchased	1,114,421
Payable for capital shares redeemed	4,392
Accrued expenses and other payables:
Investment advisory fees	135,746
Fund administration fees	26,236
Distribution fees	225,760
Administrative servicing fees	132,408
Accounting and transfer agent fees	101
Trustee fees	303
Custodian fees	3,695
Compliance program costs (Note 3)	984
Professional fees	10,182
Printing fees	4,928
Other	3,091

Total Liabilities	1,662,247

Net Assets	$1,092,270,553

Represented by:
Capital	$987,113,774
Accumulated undistributed net investment income	1,487,365
Accumulated net realized gains from investment securities of affiliated issuers and futures contracts	47,536,948
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	58,048,881
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(1,916,415)

Net Assets	$1,092,270,553

Net Assets:
Class I Shares	$2,253,469
Class II Shares	1,090,017,084

Total	$1,092,270,553

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	191,123
Class II Shares	92,585,352

Total	92,776,475

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.79
Class II Shares	$11.77

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT Investor Destinations Managed Growth Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$1,603,363
Interest income from affiliated issuers	1,384,335
Interest income from unaffiliated issuers	400,115

Total Income	3,387,813

EXPENSES:
Investment advisory fees	816,411
Fund administration fees	136,319
Distribution fees Class II Shares	1,357,884
Administrative servicing fees Class I Shares	1,677
Administrative servicing fees Class II Shares	814,735
Professional fees	31,410
Printing fees	8,976
Trustee fees	16,626
Custodian fees	17,545
Accounting and transfer agent fees	360
Compliance program costs (Note 3)	2,117
Other	9,080

Total expenses before earnings credit and expenses reimbursed	3,213,140

Earnings credit (Note 5)	(288)
Expenses reimbursed by adviser (Note 3)	(167,720)

Net Expenses	3,045,132

NET INVESTMENT INCOME	342,681

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	7,589,909
Expiration or closing of futures contracts (Note 2)	(14,016,385)

Net realized losses	(6,426,476)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	(10,086,988)
Futures contracts (Note 2)	(6,437,544)

Net change in unrealized appreciation/depreciation	(16,524,532)

Net realized/unrealized losses	(22,951,008)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(22,608,327)

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	NVIT Investor Destinations Managed Growth Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$342,681	$16,217,594
Net realized gains (losses)	(6,426,476)	60,579,607
Net change in unrealized appreciation/depreciation	(16,524,532)	76,671,903

Change in net assets resulting from operations	(22,608,327)	153,469,104

Distributions to Shareholders From:
Net investment income:
Class I	–	(39,799)
Class II	–	(17,000,634)
Net realized gains:
Class I	–	(20,626)
Class II	–	(10,405,255)

Change in net assets from shareholder distributions	–	(27,466,314)

Change in net assets from capital transactions	24,051,098	76,511,638

Change in net assets	1,442,771	202,514,428

Net Assets:
Beginning of period	1,090,827,782	888,313,354

End of period	$1,092,270,553	$1,090,827,782

Accumulated undistributed net investment income at end of period	$1,487,365	$1,144,684

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$111,156	$482,873
Dividends reinvested	–	60,425
Cost of shares redeemed	(47,834)	(84,516)

Total Class I Shares	63,322	458,782

Class II Shares
Proceeds from shares issued	37,232,164	72,791,096
Dividends reinvested	–	27,405,889
Cost of shares redeemed	(13,244,388)	(24,144,129)

Total Class II Shares	23,987,776	76,052,856

Change in net assets from capital transactions	$24,051,098	$76,511,638

SHARE TRANSACTIONS:
Class I Shares
Issued	9,245	42,404
Reinvested	–	5,112
Redeemed	(3,964)	(7,457)

Total Class I Shares	5,281	40,059

Class II Shares
Issued	3,109,736	6,374,117
Reinvested	–	2,323,589
Redeemed	(1,105,776)	(2,137,283)

Total Class II Shares	2,003,960	6,560,423

Total change in shares	2,009,241	6,600,482

Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

8

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Managed Growth Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Six Months Ended June 30, 2018 (Unaudited)	$12.02	0.02	(0.25)	(0.23)	–	–	–	$11.79	(1.91%	)	$2,253,469	0.31%	0.31%		0.34%	8.52%
Year Ended December 31, 2017	$10.55	0.23	1.58	1.81	(0.22)	(0.12)	(0.34)	$12.02	17.23%		$2,233,996	0.31%	2.00%		0.34%	9.52%
Year Ended December 31, 2016	$10.03	0.29	0.44	0.73	(0.21)	–	(0.21)	$10.55	7.23%		$1,538,713	0.31%	2.81%		0.34%	8.34%
Year Ended December 31, 2015	$10.62	0.30	(0.69)	(0.39)	(0.20)	–	(0.20)	$10.03	(3.71%	)	$965,618	0.31%	2.82%		0.35%	16.13%
Period Ended December 31, 2014 (h)	$10.64	0.39	(0.23)	0.16	(0.15)	(0.03)	(0.18)	$10.62	1.55%		$203,443	0.31%	3.60%	(i)	0.36%	12.12%

Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$12.02	–	(0.25)	(0.25)	–	–	–	$11.77	(2.08%	)	$1,090,017,084	0.56%	0.06%		0.59%	8.52%
Year Ended December 31, 2017	$10.55	0.19	1.59	1.78	(0.19)	(0.12)	(0.31)	$12.02	16.96%		$1,088,593,786	0.56%	1.64%		0.59%	9.52%
Year Ended December 31, 2016	$10.03	0.18	0.52	0.70	(0.18)	–	(0.18)	$10.55	6.95%		$886,774,641	0.56%	1.77%		0.59%	8.34%
Year Ended December 31, 2015	$10.62	0.18	(0.60)	(0.42)	(0.17)	–	(0.17)	$10.03	(3.95%	)	$708,087,251	0.56%	1.71%		0.60%	16.13%
Year Ended December 31, 2014	$10.60	0.24	(0.06)	0.18	(0.13)	(0.03)	(0.16)	$10.62	1.73%		$490,981,828	0.56%	2.23%		0.61%	12.12%
Period Ended December 31, 2014 (j)	$10.00	0.38	0.39	0.77	(0.16)	(0.01)	(0.17)	$10.60	7.78%		$135,626,393	0.53%	5.54%		0.67%	0.77%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.
(i)	Ratio has not been annualized.
(j)	For the period from May 1, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of April 30, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

9

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Managed Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, affiliated series of the Nationwide Mutual Funds (“NMF”) and affiliated series of the ETF Series Solutions (“ESS”) (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

10

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Shares of the registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to each Fund that invests in the contract, which is currently adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). NFA can increase or redeem all or a portion of a Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

The interest credited to each Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the guaranteed interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2018 through March 31, 2018, the rate was 2.80%. For the period from April 1, 2018 through June 30, 2018, the rate was 2.75%.

11

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Effective July 1, 2018, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$25,879,062	$—	$—	$25,879,062
Investment Companies	905,639,878	—	—	905,639,878
Investment Contract	—	—	104,988,302	104,988,302
Total Assets	$931,518,940	$—	$104,988,302	$1,036,507,242
Liabilities:
Futures Contracts	$(1,916,415)	$—	$—	$(1,916,415)
Total Liabilities	$(1,916,415)	$—	$—	$(1,916,415)
Total	$929,602,525	$—	$104,988,302	$1,034,590,827

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2017	$99,855,669	$99,855,669
Purchases*	6,320,670	6,320,670
Sales	(1,188,037)	(1,188,037)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 6/30/2018	$104,988,302	$104,988,302

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	2.75%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily
*

NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide

12

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds, excluding the affiliated Exchange Traded Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities shares of registered open-end management investment companies, and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the

13

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

For additional information about each affiliated Exchange Traded Fund’s valuation policies, please refer to the Fund’s most recent semiannual} report to shareholders which can be found at etf.nationwide.com.

(b)	Futures Contracts

Financial futures contracts (“futures contracts”) are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. The Fund is subject to equity risk in the normal course of pursuing its objective(s) in two respects. First, the Fund has set a baseline target equity exposure of 60%, which is represented by the Fund’s allocations to underlying equity funds. Second, the Fund enters into stock index futures contracts in order to increase or decrease the baseline equity exposure consistent with NFA’s view of current equity market conditions. Through the use of these futures contracts, the Fund may increase its equity exposure to a maximum of 80% or to a minimum of 0% of the Fund’s assets.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s

14

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/(depreciation) in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2018

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(1,916,415)
Total		$(1,916,415)
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2018

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(14,016,385)
Total	$(14,016,385)

15

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2018

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$(6,437,544)
Total	$(6,437,544)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the six months ended June 30, 2018:

Futures Contracts:
Average Notional Balance Long	$109,952,835
Average Notional Balance Short	$18,510,490

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2018, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

16

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.15%

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate before expense reimbursements was 0.15%, and after expense reimbursements, stemming from the expense limitation agreement described below, was 0.12%. During the six months ended June 30, 2018, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $25,702.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.16% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed

17

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2018, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Six Months Ended June 30, 2018 Amount	Total
$231,521	$271,342	$303,453	$167,720	$974,036

During the six months ended June 30, 2018, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $136,319 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $2,117.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

18

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $816,412.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the six months ended June 30, 2018 were as follows:

Security Description	Shares/ Principal at June 30, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value June 30, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Ziegler Equity Income Fund, Class R6	2,039,307	30,159,338	1,782,773	740,078	94,709	(727,536)	30,569,206	432,147	—
NVIT Emerging Markets Fund, Class Y	2,713,256	—	36,426,849	65,188	(2,109)	(2,362,453)	33,997,099	—	—
NVIT International Index Fund, Class Y	18,704,047	165,098,208	31,905,214	1,956,564	174,539	(5,562,358)	189,659,039	—	—
NVIT Mid Cap Index Fund, Class Y	2,552,511	101,826,356	2,897,776	38,834,861	1,926,588	897,734	68,713,593	—	—
NVIT S&P 500 Index Fund, Class Y	13,910,965	249,674,587	7,892,034	13,417,530	3,641,091	2,746,300	250,536,482	—	—
NVIT Small Cap Index Fund, Class Y	1,101,816	40,659,347	1,046,456	27,717,466	1,808,318	344,953	16,141,608	—	—
Nationwide Core Plus Bond Fund, Class R6	7,432,311	69,857,541	6,772,612	831,626	(19,142)	(2,125,187)	73,654,198	1,171,216	—
NVIT Bond Index Fund, Class Y	20,574,642	203,412,291	13,314,096	2,376,073	(30,609)	(3,429,620)	210,890,085	—	—
NVIT Short Term Bond Fund, Class Y	3,059,142	30,466,648	1,336,065	356,411	(4,543)	36,809	31,478,568	—	—
Nationwide Risk-Based International Equity ETF	387,969	10,069,326	6,819	8,451	407	(136,948)	9,931,153	—	—
Nationwide Risk-Based U.S. Equity ETF	600,756	14,943,857	787,340	15,264	658	231,318	15,947,909	—	—
Nationwide Contract (a)(b)(c)	$104,988,302	99,855,669	6,320,670	1,188,037	—	—	104,988,302	1,384,335	—
Total		1,016,023,168	110,488,704	87,507,549	7,589,907	(10,086,988)	1,036,507,242	2,987,698	—

Amounts designated as “—” are zero or have been rounded to zero.

19

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
(a)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(b)	Value determined using significant unobservable inputs.
(c)	Fair valued security.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such affiliated Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS.

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

20

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

6.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $110,488,704 and sales of $87,507,549 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

21

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

10.  Federal Tax Information

As of June 30, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$979,048,867	$70,751,442	$(15,209,482)	$55,541,960

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit Interfund Lending and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

22

Supplemental Information

June 30, 2018 (Unaudited)

NVIT Investor Destinations Aggressive Fund

NVIT Investor Destinations Balanced Fund

NVIT Investor Destinations Capital Appreciation Fund

NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Managed Growth Fund

NVIT Investor Destinations Managed Growth & Income Fund

NVIT Investor Destinations Moderate Fund

NVIT Investor Destinations Moderately Aggressive Fund

NVIT Investor Destinations Moderately Conservative Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreement, including investment performance, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the Broadridge peer group provided an appropriate comparison.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and to request any additional information they

23

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during a telephonic meeting in advance of the March 2018 meeting and during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser, and the Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic, and financial analysis and its asset allocation methodology;

●

The Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance.

The Trustees noted that each Fund (other than NVIT Investor Destinations Moderately

Conservative Fund, NVIT Investor Destinations Conservative Fund, NVIT Investor Destinations Managed Growth Fund, and NVIT Investor Destinations Managed Growth & Income Fund) ranked at approximately the median of the

24

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

funds within its performance universe, or above, for the three-year period ended August 31, 2017. As to NVIT Investor Destinations Moderately Conservative Fund and NVIT Investor Destinations Conservative Fund, the Trustees considered the Adviser’s statements that the Funds’ underperformance was principally due to each Fund’s relatively conservative approach to asset allocation. For example, the Adviser noted that each Fund maintains a more limited equity allocation than those of many of its peer funds, and that each Fund maintains a more diversified allocation among classes of equity securities than do many peer funds, allocating more of its assets to U.S. small cap and mid cap equities and to international equities, which have generally underperformed large capitalization equities in recent periods. The Trustees considered the Adviser’s statements that those allocations reflect both the Adviser’s long-term strategic asset allocation process and the Funds’ place within the NVIT Investor Destinations Funds lineup, and are appropriate to the Funds in light of those considerations.

As to the performance of NVIT Investor Destinations Managed Growth Fund and NVIT Managed Growth & Income Fund, the Trustees considered the Adviser’s statement that each Fund is designed to be offered as an investment option under variable insurance products, and that each Fund’s investment strategy calls for the Adviser to apply an overlay strategy intended to reduce volatility of the Fund under various market conditions. The Trustees considered the Adviser’s statement that the overlay is sensitive to changes in equity values and that the overlay had reduced each Fund’s exposures to equities on a number of occasions during the prior year in response to short-term volatility in the equity markets. Those reduced exposures to equities detracted from the performance of those Funds and caused the Funds to underperform other funds that did not use such an overlay. The Trustees considered the Adviser’s statement that the strategy is operating as the Adviser had expected for each Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

As to the fees and expenses of the Funds, the Trustees noted the Adviser’s view that a Fund’s total expense ratio is a more useful indication of the reasonableness of the cost of the Fund’s investment program than a comparison with other funds’ advisory fees, due to the Funds’ fund-of-funds structure and the wide variety of arrangements used by peers in pricing the advisory services within such structures. (The Adviser noted that this variety of arrangements resulted in an insufficient number of expenses peers for the NVIT Investor Destinations Managed Growth & Income Fund.) The Adviser noted that some peer funds pay low or no advisory fees in light of the fact that the adviser receives advisory compensation from the underlying funds in the fund-of-fund structure. The Adviser noted that the total expense ratio of each Fund (including 12b-1/non-12b-1 fees) was in the first quintile in comparison to its peer funds (other than NVIT Investor Destinations Managed Growth Fund, which ranked in the second quintile, and NVIT Investor Destinations Managed Growth & Income Fund, which had an insufficient number of peers), notwithstanding in some cases that a Fund’s actual advisory fee was above the median of such Fund’s peers, and stated its view that, under the circumstances, a Fund’s favorable total expense ratio provides helpful evidence of the fair pricing of the Fund’s investment program and evidence of a favorable total shareholder experience. As to NVIT Investor Destinations Managed Growth & Income Fund, the Trustees noted the Adviser’s statements that, although there was an insufficient number of peers for a quintile ranking as to the Fund’s total expense ratio, the Fund’s total expense ratio was 20.3 basis points below the 60th percentile of its Broadridge expense group.

25

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

The Trustees considered whether the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted the Adviser’s statements that the advisory fee rate schedules for many of the underlying funds in which the Funds invest are subject to contractual advisory fee breakpoints, and that the Adviser considers those effective to share economies of scale between the Adviser and the Funds’ shareholders. The Trustees determined to continue to monitor over time the fees paid at the Fund level to determine whether breakpoints might be appropriate there as well, in light of any economies of scale related to the asset allocation function that are not appropriately shared through breakpoints at the underlying fund level.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Funds’ expense structures, including their advisory fees, appeared generally to be within the range of a number of other peer funds and not sufficiently high as to be inconsistent with the continuation of the Advisory Agreements.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements.

26

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

27

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

28

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

29

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

30

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

31

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

32

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

33

Semiannual Report

June 30, 2018 (Unaudited)

BlackRock NVIT Managed Global Allocation Fund

SAR-BR-MGA 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	BlackRock NVIT Managed Global Allocation Fund

Asset Allocation†

Alternative Assets	94.2%
Money Market Fund	4.6%
Futures	(0.6)%
Other assets in excess of liabilities	1.8%
100.0%

Top Holdings††

BlackRock Global Allocation VI Fund, Class I	95.3%
JPMorgan U.S. Government Money Market Fund — Institutional Shares	4.7%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Percentages indicated are based upon total investments as of June 30, 2018.

3

Shareholder Expense Example	BlackRock NVIT Managed Global Allocation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

BlackRock NVIT Managed Global Allocation Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)
Class II Shares	Actual	(c)	1,000.00	969.40	2.44	0.50
	Hypothetical	(c)(d)	1,000.00	1,022.32	2.51	0.50

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

BlackRock NVIT Managed Global Allocation Fund

Investment Company 94.2%

	Shares	Value

Alternative Assets 94.2%
BlackRock Global Allocation VI Fund, Class I *	12,897,182	$219,252,091

Total Investment Company (cost $205,701,557)		219,252,091

Short-Term Investment 4.6%
Money Market Fund 4.6%
JPMorgan U.S. Government Money Market Fund — Institutional Shares, 1.78% (a)	10,701,008	10,701,008

Total Short-Term Investment (cost $10,701,008)		10,701,008

Total Investments (cost $216,402,565) — 98.8%		229,953,099

Other assets in excess of liabilities — 1.2%		2,714,385

NET ASSETS — 100.0%		$232,667,484

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of June 30, 2018.

Futures contracts outstanding as of June 30, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
MSCI EAFE E-Mini Index	270	9/2018	USD	26,397,900	(775,481)
Russell 2000 E-Mini Index	4	9/2018	USD	329,500	(6,130)
S&P 500 E-Mini Index	199	9/2018	USD	27,079,920	(557,245)
S&P Midcap 400 E-Mini Index	9	9/2018	USD	1,760,490	(38,743)

					(1,377,599)

At June 30, 2018, the Fund has $2,650,450 segregated as collateral with the broker for open futures contracts

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

BlackRock NVIT Managed Global Allocation Fund
Assets:
Investment securities, at value (cost $216,402,565)	$229,953,099
Deposits with broker for futures contracts	2,650,450
Dividends receivable	16,305
Receivable for investments sold	301,100
Receivable for variation margin on futures contracts	200,949
Prepaid expenses	407

Total Assets	233,122,310

Liabilities:
Payable for capital shares redeemed	316,947
Accrued expenses and other payables:
Investment advisory fees	29,019
Fund administration fees	10,607
Administrative servicing fees	50,696
Accounting and transfer agent fees	24
Compliance program costs (Note 3)	199
Professional fees	3,379
Printing fees	1,661
Recoupment fees (Note 3)	40,500
Other	1,794

Total Liabilities	454,826

Net Assets	$232,667,484

Represented by:
Capital	$212,251,386
Accumulated undistributed net investment income	1,681,503
Accumulated net realized gains from investment securities and futures contracts	6,561,660
Net unrealized appreciation/(depreciation) in investment securities	13,550,534
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(1,377,599)

Net Assets	$232,667,484

Net Assets:
Class II Shares	$232,667,484

Total	$232,667,484

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	21,600,746

Total	21,600,746

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$10.77

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

BlackRock NVIT Managed Global Allocation Fund
INVESTMENT INCOME:
Dividend income	$96,294
Interest income from unaffiliated issuers	1,879

Total Income	98,173

EXPENSES:
Investment advisory fees	842,868
Fund administration fees	43,459
Distribution fees Class II Shares	284,752
Administrative servicing fees Class II Shares	284,752
Professional fees	14,651
Printing fees	5,221
Trustee fees	3,441
Custodian fees	3,444
Accounting and transfer agent fees	87
Compliance program costs (Note 3)	440
Recoupment fees (Note 3)	40,500
Other	2,873

Total expenses before fees waived	1,526,488

Distribution fees waived — Class II (Note 3)	(284,752)
Investment advisory fees waived (Note 3)	(672,017)

Net Expenses	569,719

NET INVESTMENT LOSS	(471,546)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	366,635
Expiration or closing of futures contracts (Note 2)	(1,064,932)

Net realized losses	(698,297)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(3,822,019)
Futures contracts (Note 2)	(2,296,697)

Net change in unrealized appreciation/depreciation	(6,118,716)

Net realized/unrealized losses	(6,817,013)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,288,559)

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	BlackRock NVIT Managed Global Allocation Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income/(loss)	$(471,546)	$1,643,599
Net realized gains (losses)	(698,297)	10,309,752
Net change in unrealized appreciation/depreciation	(6,118,716)	17,410,509

Change in net assets resulting from operations	(7,288,559)	29,363,860

Distributions to Shareholders From:
Net investment income:
Class II	–	(2,390,236)

Change in net assets from shareholder distributions	–	(2,390,236)

Change in net assets from capital transactions	22,260,178	51,407,922

Change in net assets	14,971,619	78,381,546

Net Assets:
Beginning of period	217,695,865	139,314,319

End of period	$232,667,484	$217,695,865

Accumulated undistributed net investment income at end of period	$1,681,503	$2,153,049

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$26,198,557	$57,270,670
Dividends reinvested	–	2,390,236
Cost of shares redeemed	(3,938,379)	(8,252,984)

Total Class II Shares	22,260,178	51,407,922

Change in net assets from capital transactions	$22,260,178	$51,407,922

SHARE TRANSACTIONS:
Class II Shares
Issued	2,353,009	5,486,267
Reinvested	–	218,218
Redeemed	(348,125)	(786,593)

Total Class II Shares	2,004,884	4,917,892

Total change in shares	2,004,884	4,917,892

Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

8

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

BlackRock NVIT Managed Global Allocation Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)(f)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)(e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)(g)	Portfolio Turnover (b)
Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$11.11	(0.02)	(0.32)	(0.34)	-	-	-	$10.77	(3.06%	)	$232,667,484	0.50%	(0.41%	)	1.34%	1.69%
Year Ended December 31, 2017	$9.49	0.10	1.65	1.75	(0.13)	-	(0.13)	$11.11	18.43%		$217,695,865	0.51%	0.91%		1.35%	4.48%
Year Ended December 31, 2016	$9.42	0.11	0.17	0.28	(0.09)	(0.12)	(0.21)	$9.49	2.98%		$139,314,319	0.49%	1.22%		1.41%	7.66%
Period Ended December 31, 2015 (h)	$10.00	0.13	(0.71)	(0.58)	-	-	-	$9.42	(5.80%	)	$54,503,899	0.49%	1.41%	(i)	1.77%	0.25%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Expense ratios include expenses reimbursed to the Advisor.
(g)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(h)	For the period from July 8, 2015 (commencement of operations) through December 31, 2015. Total return is calculated based on inception date of July 7, 2015 through December 31, 2015.
(i)	Ratio has not been annualized.

The accompanying notes are an integral part of these financial statements.

9

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the BlackRock NVIT Managed Global Allocation Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other unaffiliated mutual funds (including exchange traded funds), (together, the “Underlying Funds”) and may have additional investment and concentration risks. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class II shares.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

10

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the unaffiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2018, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

For additional information about the unaffiliated Underlying Funds’ valuation policies, please refer to the unaffiliated funds’ most recent annual or semiannual report which can be found at www.blackrock.com.

(b)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to modify exposure to volatility. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging

11

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts “ and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2018

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(1,377,599)
Total		$(1,377,599)
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2018

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(1,064,932)
Total	$(1,064,932)

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2018

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$(2,296,697)
Total	$(2,296,697)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the six months ended June 30, 2018:

Futures Contracts:
Average Notional Balance Long	$28,554,957
Average Notional Balance Short	$7,309,239

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2018, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

12

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

13

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.74%

The Trust and NFA have entered into a written contract waiving 0.59% of investment advisory fees of the Fund until the earlier of April 30, 2019 or the Fund ceases to operate as a “fund-of-funds”. During the six months ended June 30, 2018, the waiver of such investment advisory fees by NFA amounted to $672,017, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate before contractual fee waivers and expense reimbursements was 0.74% and after contractual fee waivers was 0.15%. During the six months ended June 30, 2018, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $20,827.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, including acquired fund fees and expenses, including acquired fund fees and expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.19% for Class II shares until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2018, the cumulative potential reimbursements for the Fund, listed by the period in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2015 Amount(a)	Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Six Months Ended June 30, 2018 Amount	Total
$55,393	$83,350	$—	$—	$138,743

Amounts designated as “—” are zero or have been rounded to zero.

(a)	For the period from July 8, 2015 (commencement of operations) through December 31, 2015.

14

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Pursuant to the Expense Limitation Agreement, during the six months ended June 30, 2018, the Fund reimbursed NFA in the amount of $40,500.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $43,459 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $440.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.25% of these fees for Class II shares of the Fund until at least April 30, 2019. During the six months ended June 30, 2018, the waiver of such distribution fees by NFD amounted to $284,752 for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.25% for Class II shares, for a total amount of $284,752.

15

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s sub adviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $24,176,177 and sales of $3,599,764 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

6.  Portfolio Investment Risks from Underlying Funds

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Underlying Fund. Information about the Underlying Fund’s risks may be found in such Underlying Fund’s annual or semiannual report to shareholders which can be found at www.blackrock.com. The relative concentration in the Underlying Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

Other

The Trust, along with certain funds in NMF, invests through an omnibus account at the Funds’ custodian, JPMorgan, any un-invested cash on a daily basis in the JPMorgan U.S. Government Money Market Fund, Institutional Class. As with investments in any money market fund, the Trust’s

16

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

investments of cash in the JPMorgan U.S. Government Money Market Fund, Institutional Class are neither guaranteed nor insured, and shares of JPMorgan U.S. Government Money Market Fund, Institutional Class may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

9.  Federal Tax Information

As of June 30, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$217,109,824	$12,843,275	$(1,377,599)	$11,465,676

17

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit and Interfund Lending”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

18

Supplemental Information

June 30, 2018 (Unaudited)

American Century NVIT Multi Cap Value Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT Dynamic U.S. Growth Fund

(formerly, NVIT Large Cap Growth Fund)

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The

Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds and multi-manager funds;

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

19

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the

Broadridge peer group provided an appropriate comparison and for Funds with multiple Sub-Advisers.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s assessment the financial condition and stability of the Sub-Advisers; and

●	Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where

20

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Funds without identified performance or expense challenges

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Nationwide Fund, and NVIT Short Term Bond Fund.

Performance

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. They also considered that each of the Funds had achieved relative performance at the 50th comparative percentile or higher (except in the case of NVIT Core Plus Bond Fund and NVIT Short Term Bond Fund, which had achieved performance in the 51st and 53rd comparative percentiles, respectively) for the three-year period ended August 31, 2017. The Trustees determined on the basis of all of the information presented to them that each of the Funds had achieved a level of performance consistent with continuation of the Fund’s advisory agreement.

Actual Advisory Fee and Total Expense Ratio

The Trustees considered information concerning the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of the Funds. They considered, among other things, any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year, comparative information regarding the fees and expenses of peer funds, and the comparative quintile ranking of each Fund’s fees and expenses against its Broadridge expense group (where each Fund’s total expense ratio and actual advisory fee were above the median of the Fund’s peer group except in the case of the actual advisory fee for Neuberger Berman NVIT Socially Responsible Fund where the Fund’s actual advisory fee ranked in the 53 comparative percentile). After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Funds with expense challenges but without identified performance challenges

BlackRock NVIT Equity Dividend Fund, BlackRock NVIT Managed Global Allocation Fund, Federated NVIT High Income Bond Fund, NVIT Government Money Market Fund, NVIT Multi Sector Bond Fund, and Templeton NVIT International Value Fund.

Performance

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. They also considered that each of the Funds had achieved relative performance at the 50th comparative percentile or higher (except in the case of Templeton NVIT International Value Fund, which had achieved performance in the 52nd comparative percentile) for the three-year period ended August 31, 2017 (or the two-year period ended August 31, 2017 with respect to BlackRock NVIT Managed Global Allocation Fund, which commenced operations in July 2015). The Trustees determined on the basis of all of the information presented to them that each of the Funds had achieved a level of performance consistent with continuation of the Fund’s advisory agreement.

21

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

Actual Advisory Fee and Total Expense Ratio

The Trustees considered that each of the Funds had an actual advisory fee or total expense ratio, or both, that ranked at a level (typically below the third comparative quintile) that justified more detailed review. The Trustees considered the following factors, among others.

The Trustees noted that the actual advisory fee rate of Federated NVIT High Income Bond Fund, NVIT Government Money Market Fund, NVIT Multi Sector Bond Fund and Templeton NVIT International Value Fund did not rank within the top three quintiles of the Fund’s Broadridge expense group. The Trustees considered, however, that the total expense ratio (including 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) for each of these Funds, except for NVIT Government Money Market Fund, ranked within the top three quintiles of the Fund’s Broadridge expense group.

Federated NVIT High Income Bond Fund. The Trustees noted that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the first comparative quintile, and that, although the Fund’s actual advisory fee was above the median of its peer group, at the 71st comparative percentile, it was within the range of its peers.

NVIT Government Money Market Fund. The Trustees noted that the Fund’s actual advisory fee and total expense ratio were relatively high compared to the Broadridge expense group. The Trustees considered that the Adviser had implemented a ten-basis point advisory fee reduction in connection with the Fund’s transition to a government money market fund effective March 9, 2017. The Trustees considered the Adviser’s statements that, due to extraordinary fee waivers and expense limitations during the recent period of historically low short-term interest rates, the comparability of advisory fees and total expense ratios presented for peer funds in the Broadridge expense group was limited. In light of developments in the market for comparable funds the Trustees determined to continue to monitor the fees paid by the Fund to determine whether further fee changes might be appropriate.

NVIT Multi Sector Bond Fund. The Trustees noted the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked first among the Fund’s peers. The Trustees considered the Adviser’s statements that the Fund’s expense peer group is comprised of general bond funds, and that, when the Fund’s expenses are compared against a list of peer funds that include only multi-sector bond funds, the Fund’s actual advisory fee compares substantially more favorably. The Trustees also considered the Adviser’s statement that it had reduced its advisory fee in 2017 by 5 basis points, and that it lowered the Fund’s expense cap by 2 basis points in 2016.

Templeton NVIT International Value Fund. The Trustees noted the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the second comparative quintile. The Trustees also considered the Adviser’s statement that the Fund’s actual advisory fee was at approximately the 60th comparative percentile, within the range of peer funds.

BlackRock NVIT Equity Dividend Fund. The Trustees noted that the Fund’s actual advisory fee was below the peer group median. The Trustees also noted that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) was ranked within the fifth quintile of its Broadridge expense group but considered the Adviser’s statement, that, effective January 2017, in connection with the appointment of the Fund’s current sub-adviser, the Adviser had implemented an expense limitation agreement for the Fund that lowered the Fund’s total expense ratio, and that that expense reduction was effective for only a

22

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

part of the year over which the Fund’s expenses were measured.

BlackRock NVIT Managed Global Allocation Fund. The Trustees noted that the Fund’s actual advisory fee ranked within the second quintile of the Fund’s Broadridge expense group. They also considered that, although the Fund’s total expense ratio was above the median of the Fund’s peers, it exceeded the 60th comparative percentile by only 1.6 basis points; and that a number of the Fund’s peers are quite large relative to the Fund and likely enjoy substantial economies of scale not currently available to the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Funds with performance challenges but without identified expense challenges

American Century NVIT Multi Cap Value Fund, NVIT Emerging Markets Fund, NVIT International Equity Fund, NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund), and NVIT Real Estate Fund.

Actual Advisory Fee and Total Expense Ratio

The Trustees considered information concerning the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of these Funds. They considered, among other things, any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year, comparative information regarding the fees and expenses of peer funds, and the comparative quintile ranking of each Fund’s fees and expenses against its Broadridge expense group. The Trustees considered that the total expense ratio (including 12b-1 and non-12b-1 service fees) of each Fund ranked in the first comparative quintile of its peer group, and that the actual advisory fees of each Fund ranked in the 60th comparative percentile or better in comparison to its peers. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Performance

The Trustees identified each of these Funds as having achieved a level of total return performance that warranted additional consideration, based on comparison with funds in their respective performance universes for the three-year period ended August 31, 2017. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as information provided during investment review meetings conducted by the Board with the Adviser’s and/or the Sub-Advisers’ portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

American Century NVIT Multi Cap Value Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of unfavorable overweights to out-of-favor or underperforming sectors and stock selection, and the Adviser’s statements that the Sub-Adviser’s high-quality investment style has been out-of-favor over the past 12-months during which the Fund’s underperformance was concentrated. The Trustees further considered the Adviser’s statements that it would further assess the Fund’s performance and the Sub-Adviser’s process in the coming year.

NVIT Emerging Markets Fund. The Trustees considered that, effective February 2016, two new Sub-Advisers replaced the Fund’s former Sub-Adviser, and observed that the Fund’s underperformance was attributable principally to the Fund’s prior Sub-Adviser.

23

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

The Trustees also considered that the Fund’s performance had improved from the third comparative quintile for the three-year period to the second comparative quintile for the one-year period.

NVIT International Equity Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance compared to its peers is substantially the result of what the Adviser considers an inappropriate assignment of the Fund to a peer group with a “growth” bias, rather than to a “core” peer group, which the Adviser considers more appropriate, and where the Fund’s performance would compare significantly more favorably. The Trustees also considered the Adviser’s statements that the Sub-Adviser’s investment process has been consistent since the portfolio management team began managing the Fund and that the Fund’s performance has improved since the replacement of its prior Sub-Adviser in 2013.

NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund). The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of unfavorable underweight positions and stock selection and the structural issues that present difficulties for active managers to deliver alpha within the large growth category. The Trustees also considered the Adviser’s statement that the Sub-Adviser’s quantitative model-driven strategy may be contributing to the Fund’s underperformance, and that the Adviser intends to maintain heightened monitoring of the Fund’s performance going forward.

NVIT Real Estate Fund. The Trustees considered that, effective September 2017, a new Sub-Adviser replaced the former Sub-Adviser, and observed that the Fund’s underperformance was attributable to the Fund’s prior Sub-Adviser.

Funds with performance and expense challenges

NVIT Government Bond Fund and NVIT Managed American Funds Growth-Income Fund.

The Trustees identified each of these Funds as having achieved a level of total return performance that warranted additional consideration, based on comparison with funds in their respective performance universes for the three-year period ended August 31, 2017. In addition, the Trustees considered that each of the Funds had an actual advisory fee or total expense ratio that ranked at a level (typically below the third comparative quintile) that justified more detailed review.

NVIT Government Bond Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of the longer-term oriented positioning of the Fund’s portfolio and certain portfolio overweights. The Trustee’s considered the Adviser’s statements that the environment during the period under review was unfavorable for the longer-term oriented positioning of the portfolio, but that the Fund’s portfolio is structured well for the possibility of gradually rising interest rates and continuing economic growth.

As to the Fund’s expenses, the Trustees considered that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the second comparative quintile and that the Fund’s actual advisory fee was one basis point higher than the 60th comparative percentile.

NVIT Managed American Funds Growth-Income Fund. The Trustees considered that the Fund is designed to be offered as an investment option under variable insurance products, and that the Fund’s investment strategy calls for the Adviser to apply an overlay strategy intended to reduce volatility of the Fund under various market conditions. The Trustees considered the Adviser’s statement that, due to the levels

24

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

of short-term volatility in the equity markets at various times during the performance measuring period, the use of the overlay had detracted from the Fund’s performance due to its causing the Fund to underweight equities. The Trustees also noted the Adviser’s statement that market conditions in the one-year period were more amenable to the Fund’s overlay strategy, and the Fund achieved performance in the 28th comparative percentile.

As to the Fund’s expenses, the Trustees noted the Adviser’s actual advisory fee was the lowest of the funds in the Fund’s peer group, although the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) was the highest in the group. The Trustees considered the Adviser’s statement that the Fund’s peer group is small and narrowly focused and not representative of funds with investment strategies similar to those of the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that: (i) the Adviser’s explanation regarding these Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period; and (ii) each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

-        -        -

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, is subject to contractual advisory fee breakpoints. The Trustees considered that the Adviser had agreed to implement a contractual advisory fee breakpoint for NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund effective April 30, 2018. With respect to Blackrock NVIT Managed Global Allocation Fund, the Trustees determined to continue to monitor the fees paid by the Fund to determine whether breakpoints might become appropriate.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

25

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

26

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

27

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

28

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

29

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

30

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

31

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

32

Semiannual Report

June 30, 2018 (Unaudited)

BlackRock NVIT Equity Dividend Fund

SAR-BR-EQD 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	BlackRock NVIT Equity Dividend Fund

Asset Allocation†

Common Stocks	93.4%
Short-Term Investment	3.5%
Repurchase Agreements	2.4%
Master Limited Partnership	1.2%
Liabilities in excess of other assets	(0.5)%
100.0%

Top Industries††

Banks	16.7%
Oil, Gas & Consumable Fuels	12.4%
Pharmaceuticals	8.2%
Health Care Providers & Services	7.9%
Software	5.8%
Insurance	5.7%
Electric Utilities	3.6%
Capital Markets	3.1%
Health Care Equipment & Supplies	2.9%
Industrial Conglomerates	2.7%
Other Industries*	31.0%
100.0%

Top Holdings††

JPMorgan Chase & Co.	3.9%
Bank of America Corp.	3.8%
Pfizer, Inc.	3.6%
Fidelity Investments Money Market Prime Money Market Portfolio - Institutional Class	3.5%
Citigroup, Inc.	3.2%
Wells Fargo & Co.	2.9%
Oracle Corp.	2.7%
Microsoft Corp.	2.5%
Suncor Energy, Inc.	2.5%
Verizon Communications, Inc.	2.4%
Other Holdings*	69.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Percentages indicated are based upon total investments as of June 30, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	BlackRock NVIT Equity Dividend Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

BlackRock NVIT Equity Dividend Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)
Class I Shares	Actual	(b)	1,000.00	996.00	3.96	0.80
	Hypothetical	(b)(c)	1,000.00	1,020.83	4.01	0.80
Class II Shares	Actual	(b)	1,000.00	995.00	5.19	1.05
	Hypothetical	(b)(c)	1,000.00	1,019.59	5.26	1.05
Class IV Shares	Actual	(b)	1,000.00	996.00	3.96	0.80
	Hypothetical	(b)(c)	1,000.00	1,020.83	4.01	0.80

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

BlackRock NVIT Equity Dividend Fund

Common Stocks 93.4%

	Shares	Value

Aerospace & Defense 1.1%
Lockheed Martin Corp.	3,368	$995,008
Northrop Grumman Corp.	7,426	2,284,980

		3,279,988

Banks 16.7%
Bank of America Corp.	404,693	11,408,295
Citigroup, Inc.	145,765	9,754,594
JPMorgan Chase & Co.	112,794	11,753,135
KeyCorp	70,498	1,377,531
SunTrust Banks, Inc.	47,422	3,130,800
US Bancorp	75,452	3,774,109
Wells Fargo & Co.	158,945	8,811,911

		50,010,375

Beverages 2.2%
Diageo plc	83,514	2,997,792
Dr Pepper Snapple Group, Inc.	12,780	1,559,160
PepsiCo, Inc.	18,170	1,978,168

		6,535,120

Capital Markets 3.2%
Charles Schwab Corp. (The)	26,460	1,352,106
Goldman Sachs Group, Inc. (The)	15,373	3,390,822
Morgan Stanley	98,692	4,678,001

		9,420,929

Chemicals 1.1%
DowDuPont, Inc. (a)	51,301	3,381,762

Communications Equipment 1.5%
Cisco Systems, Inc.	38,610	1,661,388
Motorola Solutions, Inc.	24,139	2,809,056

		4,470,444

Construction Materials 0.7%
CRH plc	61,020	2,153,463

Containers & Packaging 0.3%
International Paper Co.	18,761	977,073

Diversified Financial Services 0.3%
AXA Equitable Holdings, Inc.* (a)	44,580	918,794

Diversified Telecommunication Services 2.7%
AT&T, Inc.	9,060	290,917
BCE, Inc.	17,604	712,786
Verizon Communications, Inc.	142,127	7,150,409

		8,154,112

Electric Utilities 3.6%
Edison International	12,950	819,347
FirstEnergy Corp. (a)	101,409	3,641,597
NextEra Energy, Inc.	18,960	3,166,889
PG&E Corp.	76,090	3,238,390

		10,866,223

Electrical Equipment 0.1%
nVent Electric plc*	17,880	448,788

Common Stocks (continued)

	Shares	Value

Electronic Equipment, Instruments & Components 0.7%
CDW Corp.	26,270	$2,122,353

Food & Staples Retailing 0.7%
Kroger Co. (The) (a)	71,297	2,028,400

Food Products 1.3%
Danone SA	9,510	697,148
General Mills, Inc.	30,660	1,357,011
Kellogg Co. (a)	25,980	1,815,223

		3,869,382

Health Care Equipment & Supplies 3.0%
Koninklijke Philips NV	112,890	4,784,992
Medtronic plc	47,430	4,060,482

		8,845,474

Health Care Providers & Services 8.0%
Aetna, Inc.	26,339	4,833,207
Anthem, Inc.	27,438	6,531,067
Cardinal Health, Inc.	26,690	1,303,273
CVS Health Corp. (a)	33,560	2,159,586
Humana, Inc.	7,480	2,226,272
McKesson Corp.	18,421	2,457,361
Quest Diagnostics, Inc.	11,059	1,215,827
UnitedHealth Group, Inc.	12,400	3,042,216

		23,768,809

Household Products 0.8%
Procter & Gamble Co. (The)	29,637	2,313,464

Industrial Conglomerates 2.8%
3M Co.	7,288	1,433,696
General Electric Co.	249,030	3,389,298
Honeywell International, Inc.	23,899	3,442,651

		8,265,645

Insurance 5.7%
American International Group, Inc.	102,181	5,417,636
Arthur J Gallagher & Co.	3,879	253,221
Brighthouse Financial, Inc.*	6,411	256,889
Lincoln National Corp.	7,500	466,875
Marsh & McLennan Cos., Inc.	26,971	2,210,813
MetLife, Inc.	121,043	5,277,475
Travelers Cos., Inc. (The)	25,493	3,118,814

		17,001,723

IT Services 0.4%
Cognizant Technology Solutions Corp., Class A	13,490	1,065,575

Leisure Products 0.5%
Mattel, Inc. (a)	90,974	1,493,793

Machinery 0.2%
Pentair plc	17,840	750,707

Media 2.1%
Comcast Corp., Class A	146,532	4,807,715
Interpublic Group of Cos., Inc. (The)	64,390	1,509,301

		6,317,016

5

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

BlackRock NVIT Equity Dividend Fund (Continued)

Common Stocks (continued)

	Shares	Value

Multiline Retail 0.3%
Dollar General Corp.	8,929	$880,399

Multi-Utilities 1.2%
Public Service Enterprise Group, Inc. (a)	64,638	3,499,501

Oil, Gas & Consumable Fuels 11.3%
Anadarko Petroleum Corp.	8,510	623,357
BP plc	834,080	6,350,866
Chevron Corp.	19,169	2,423,537
Devon Energy Corp.	87,660	3,853,534
Hess Corp. (a)	59,197	3,959,687
Marathon Oil Corp.	27,950	583,037
Marathon Petroleum Corp.	31,915	2,239,156
ONEOK, Inc.	22,740	1,587,934
Royal Dutch Shell plc, Class A, ADR-NL	19,390	1,342,370
Suncor Energy, Inc.	184,801	7,517,705
TOTAL SA, ADR-FR	33,496	2,028,518
Williams Cos., Inc. (The)	42,572	1,154,127

		33,663,828

Personal Products 0.7%
Unilever NV, NYRS-UK	38,973	2,171,576

Pharmaceuticals 8.2%
AstraZeneca plc	76,240	5,278,489
Bayer AG (Registered)	17,821	1,963,456
Merck & Co., Inc.	68,625	4,165,538
Novo Nordisk A/S, ADR-DK	46,870	2,161,644
Pfizer, Inc.	301,868	10,951,771

		24,520,898

Professional Services 1.1%
Experian plc	76,114	1,882,356
Nielsen Holdings plc (a)	50,072	1,548,727

		3,431,083

Road & Rail 0.6%
Union Pacific Corp.	13,600	1,926,848

Semiconductors & Semiconductor Equipment 1.7%
QUALCOMM, Inc.	63,268	3,550,600
Taiwan Semiconductor Manufacturing Co. Ltd., ADR-TW	39,607	1,448,032

		4,998,632

Software 5.8%
Constellation Software, Inc.	2,201	1,706,941
Microsoft Corp.	77,047	7,597,605
Oracle Corp.	181,576	8,000,238

		17,304,784

Specialty Retail 0.7%
Lowe’s Cos., Inc.	21,450	2,049,976

Technology Hardware, Storage & Peripherals 0.8%
Lenovo Group Ltd. (a)	1,870,000	1,007,058
Samsung Electronics Co. Ltd., GDR-KR Reg. S	1,299	1,353,857

		2,360,915

Common Stocks (continued)

	Shares	Value

Tobacco 1.3%
Altria Group, Inc.	52,806	$2,998,853
Philip Morris International, Inc.	11,530	930,932

		3,929,785

Total Common Stocks (cost $242,150,566)		279,197,637

Master Limited Partnership 1.2%
Oil, Gas & Consumable Fuels 1.2%
Enterprise Products Partners LP	124,640	3,448,789

Total Master Limited Partnership (cost $3,567,974)		3,448,789

Short-Term Investment 3.5%
Money Market Fund 3.5%
Fidelity Investments Money Market Prime Money Market Portfolio — Institutional Class, 2.07% (b)	10,389,964	10,394,120

Total Short-Term Investment (cost $10,393,825)		10,394,120

Repurchase Agreements 2.4%

	Principal Amount

ML Pierce Fenner & Smith, Inc., 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $4,707,467, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $4,800,768. (c)(d)	$4,706,635	4,706,635
NatWest Markets Securities, Inc., 1.90%, dated 6/27/2018, due 7/3/2018, repurchase price $1,000,317, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.63%, maturing 3/31/2020 - 8/15/2043; total market value $1,020,018. (c)(d)	1,000,000	1,000,000

6

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

BlackRock NVIT Equity Dividend Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

Pershing LLC, 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $1,500,258, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 11.50%, maturing 7/25/2019 - 4/20/2068; total market value $1,530,000. (c)(d)	$1,500,000	$1,500,000

Total Repurchase Agreements (cost $7,206,635)		7,206,635

Total Investments (cost $263,319,000) — 100.5%		300,247,181

Liabilities in excess of other assets — (0.5)%		(1,390,404)

NET ASSETS — 100.0%		$298,856,777

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at June 30, 2018. The total value of securities on loan at June 30, 2018 was $12,419,934, which was collateralized by cash used to purchase repurchase agreements with a total value of $7,206,635 and by $5,558,577 of collateral in the form of U.S Government Treasury Securities, interest rates ranging from 0.00% - 8.75%, and maturity dates ranging from 7/26/2018 - 2/15/2048, a total value of $12,765,212.

(b)	Represents 7-day effective yield as of June 30, 2018.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2018 was $7,206,635.

(d)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

DK	Denmark

FR	France

GDR	Global Depositary Receipt

KR	South Korea

NL	Netherlands

NYRS	New York Registry Shares
Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

TW	Taiwan

UK	United Kingdom

The accompanying notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

BlackRock NVIT Equity Dividend Fund
Assets:
Investment securities, at value* (cost $256,112,365)	$293,040,546
Repurchase agreements, at value (cost $7,206,635)	7,206,635
Cash	6,001,174
Foreign currencies, at value (cost $1,754)	1,758
Interest and dividends receivable	330,842
Security lending income receivable	6,413
Receivable for investments sold	138,517
Receivable for capital shares issued	159,762
Reclaims receivable	33,898
Reimbursement from investment adviser (Note 3)	20,718
Prepaid expenses	1,666

Total Assets	306,941,929

Liabilities:
Payable for investments purchased	507,679
Payable for capital shares redeemed	68,421
Payable upon return of securities loaned (Note 2)	7,206,635
Accrued expenses and other payables:
Investment advisory fees	163,122
Fund administration fees	18,716
Distribution fees	47,709
Administrative servicing fees	40,615
Accounting and transfer agent fees	25
Custodian fees	806
Compliance program costs (Note 3)	256
Professional fees	17,226
Printing fees	10,118
Other	3,824

Total Liabilities	8,085,152

Net Assets	$298,856,777

Represented by:
Capital	$222,735,008
Accumulated undistributed net investment income	2,993,059
Accumulated net realized gains from investment securities and foreign currency transactions	36,203,339
Net unrealized appreciation/(depreciation) in investment securities	36,928,181
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(2,810)

Net Assets	$298,856,777

*	Includes value of securities on loan of $12,419,934 (Note 2).

8

Statement of Assets and Liabilities (Continued)

June 30, 2018 (Unaudited)

BlackRock NVIT Equity Dividend Fund
Net Assets:
Class I Shares	$49,444,686
Class II Shares	230,581,721
Class IV Shares	18,830,370

Total	$298,856,777

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	2,469,548
Class II Shares	11,605,310
Class IV Shares	940,172

Total	15,015,030

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$20.02
Class II Shares	$19.87
Class IV Shares	$20.03

The accompanying notes are an integral part of these financial statements.

9

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

BlackRock NVIT Equity Dividend Fund
INVESTMENT INCOME:
Dividend income	$3,638,402
Interest income	38,529
Income from securities lending (Note 2)	16,848
Foreign tax withholding	(45,804)

Total Income	3,647,975

EXPENSES:
Investment advisory fees	955,047
Fund administration fees	70,615
Distribution fees Class II Shares	276,462
Administrative servicing fees Class I Shares	36,781
Administrative servicing fees Class II Shares	165,878
Administrative servicing fees Class IV Shares	14,408
Professional fees	15,798
Printing fees	11,869
Trustee fees	4,362
Custodian fees	4,721
Accounting and transfer agent fees	2,155
Compliance program costs (Note 3)	559
Other	4,686

Total expenses before expenses reimbursed	1,563,341

Expenses reimbursed by adviser (Note 3)	(128,842)

Net Expenses	1,434,499

NET INVESTMENT INCOME	2,213,476

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities (Note 9)	7,344,788
Foreign currency transactions (Note 2)	(7,132)

Net realized gains	7,337,656

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(10,907,398)
Translation of assets and liabilities denominated in foreign currencies	(725)

Net change in unrealized appreciation/depreciation	(10,908,123)

Net realized/unrealized losses	(3,570,467)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,356,991)

The accompanying notes are an integral part of these financial statements.

10

Statements of Changes in Net Assets

	BlackRock NVIT Equity Dividend Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$2,213,476	$3,523,868
Net realized gains	7,337,656	38,405,407
Net change in unrealized appreciation/depreciation	(10,908,123)	(2,090,969)

Change in net assets resulting from operations	(1,356,991)	39,838,306

Distributions to Shareholders From:
Net investment income:
Class I	–	(1,436,119)
Class II	–	(5,432,253)
Class IV	–	(576,887)

Change in net assets from shareholder distributions	–	(7,445,259)

Change in net assets from capital transactions	20,930,300	17,872,442

Change in net assets	19,573,309	50,265,489

Net Assets:
Beginning of period	279,283,468	229,017,979

End of period	$298,856,777	$279,283,468

Accumulated undistributed net investment income at end of period	$2,993,059	$779,583

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$4,761,424	$3,183,985
Dividends reinvested	–	1,436,119
Cost of shares redeemed	(4,100,570)	(7,961,223)

Total Class I Shares	660,854	(3,341,119)

Class II Shares
Proceeds from shares issued	25,390,817	34,864,953
Dividends reinvested	–	5,432,253
Cost of shares redeemed	(4,467,820)	(18,028,387)

Total Class II Shares	20,922,997	22,268,819

Class IV Shares
Proceeds from shares issued	270,969	646,175
Dividends reinvested	–	576,887
Cost of shares redeemed	(924,520)	(2,278,320)

Total Class IV Shares	(653,551)	(1,055,258)

Change in net assets from capital transactions	$20,930,300	$17,872,442

11

Statements of Changes in Net Assets (Continued)

	BlackRock NVIT Equity Dividend Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	236,540	166,124
Reinvested	–	74,801
Redeemed	(201,834)	(422,536)

Total Class I Shares	34,706	(181,611)

Class II Shares
Issued	1,274,032	1,825,647
Reinvested	–	285,579
Redeemed	(221,403)	(999,321)

Total Class II Shares	1,052,629	1,111,905

Class IV Shares
Issued	13,412	34,110
Reinvested	–	30,041
Redeemed	(45,785)	(120,374)

Total Class IV Shares	(32,373)	(56,223)

Total change in shares	1,054,962	874,071

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

BlackRock NVIT Equity Dividend Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Six Months Ended June 30, 2018 (Unaudited)	$20.10	0.17	(0.25)	(0.08)	–	–	$20.02	(0.40%	)	$49,444,686	0.80%	1.71%	0.89%	17.06%
Year Ended December 31, 2017	$17.57	0.31	2.82	3.13	(0.60)	(0.60)	$20.10	18.00%		$48,947,247	0.80%	1.65%	0.93%	102.72%
Year Ended December 31, 2016	$15.31	0.33	2.36	2.69	(0.43)	(0.43)	$17.57	17.89%		$45,980,349	0.93%	2.11%	0.93%	17.26%
Year Ended December 31, 2015	$16.62	0.22	(1.27)	(1.05)	(0.26)	(0.26)	$15.31	(6.30%	)	$45,696,363	0.92%	1.36%	0.92%	16.59%
Year Ended December 31, 2014	$15.49	0.25	1.17	1.42	(0.29)	(0.29)	$16.62	9.17%		$55,769,762	0.92%	1.53%	0.92%	20.21%
Year Ended December 31, 2013	$11.42	0.16	3.91	4.07	–	–	$15.49	35.64%		$53,342,206	0.93%	1.18%	0.93%	16.28%

Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$19.97	0.15	(0.25)	(0.10)	–	–	$19.87	(0.50%	)	$230,581,721	1.05%	1.47%	1.14%	17.06%
Year Ended December 31, 2017	$17.47	0.26	2.80	3.06	(0.56)	(0.56)	$19.97	17.69%		$210,778,550	1.05%	1.40%	1.18%	102.72%
Year Ended December 31, 2016	$15.19	0.29	2.34	2.63	(0.35)	(0.35)	$17.47	17.57%		$164,952,425	1.18%	1.86%	1.18%	17.26%
Year Ended December 31, 2015	$16.53	0.18	(1.26)	(1.08)	(0.26)	(0.26)	$15.19	(6.51%	)	$162,893,521	1.17%	1.11%	1.17%	16.59%
Year Ended December 31, 2014	$15.37	0.20	1.17	1.37	(0.21)	(0.21)	$16.53	8.93%		$180,829,787	1.17%	1.28%	1.17%	20.21%
Year Ended December 31, 2013	$11.36	0.13	3.88	4.01	–	–	$15.37	35.30%		$177,450,075	1.18%	0.94%	1.18%	16.28%

Class IV Shares
Six Months Ended June 30, 2018 (Unaudited)	$20.11	0.17	(0.25)	(0.08)	–	–	$20.03	(0.40%	)	$18,830,370	0.80%	1.72%	0.89%	17.06%
Year Ended December 31, 2017	$17.58	0.31	2.82	3.13	(0.60)	(0.60)	$20.11	17.99%		$19,557,671	0.80%	1.65%	0.93%	102.72%
Year Ended December 31, 2016	$15.32	0.33	2.37	2.70	(0.44)	(0.44)	$17.58	17.89%		$18,085,205	0.93%	2.11%	0.93%	17.26%
Year Ended December 31, 2015	$16.63	0.22	(1.27)	(1.05)	(0.26)	(0.26)	$15.32	(6.29%	)	$17,265,399	0.92%	1.36%	0.92%	16.59%
Year Ended December 31, 2014	$15.49	0.25	1.17	1.42	(0.28)	(0.28)	$16.63	9.21%		$20,769,433	0.92%	1.54%	0.92%	20.21%
Year Ended December 31, 2013	$11.42	0.16	3.91	4.07	–	–	$15.49	35.64%		$21,015,057	0.93%	1.20%	0.93%	16.28%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the BlackRock NVIT Equity Dividend Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company and Nationwide Life (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I, Class II, and Class IV shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

14

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at closing price on an exchange where such investments are traded. Equity securities, shares of registered open-end management investment companies and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is

15

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$3,279,988	$—	$—	$3,279,988
Banks	50,010,375	—	—	50,010,375
Beverages	3,537,328	2,997,792	—	6,535,120
Capital Markets	9,420,929	—	—	9,420,929
Chemicals	3,381,762	—	—	3,381,762
Communications Equipment	4,470,444	—	—	4,470,444
Construction Materials	—	2,153,463	—	2,153,463
Containers & Packaging	977,073	—	—	977,073
Diversified Financial Services	918,794	—	—	918,794
Diversified Telecommunication Services	8,154,112	—	—	8,154,112
Electric Utilities	10,866,223	—	—	10,866,223
Electrical Equipment	448,788	—	—	448,788
Electronic Equipment, Instruments & Components	2,122,353	—	—	2,122,353
Food & Staples Retailing	2,028,400	—	—	2,028,400
Food Products	3,172,234	697,148	—	3,869,382
Health Care Equipment & Supplies	4,060,482	4,784,992	—	8,845,474
Health Care Providers & Services	23,768,809	—	—	23,768,809
Household Products	2,313,464	—	—	2,313,464
Industrial Conglomerates	8,265,645	—	—	8,265,645
Insurance	17,001,723	—	—	17,001,723
IT Services	1,065,575	—	—	1,065,575
Leisure Products	1,493,793	—	—	1,493,793
Machinery	750,707	—	—	750,707
Media	6,317,016	—	—	6,317,016
Multiline Retail	880,399	—	—	880,399

16

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Multi-Utilities	$3,499,501	$—	$—	$3,499,501
Oil, Gas & Consumable Fuels	27,312,962	6,350,866	—	33,663,828
Personal Products	2,171,576	—	—	2,171,576
Pharmaceuticals	17,278,953	7,241,945	—	24,520,898
Professional Services	1,548,727	1,882,356	—	3,431,083
Road & Rail	1,926,848	—	—	1,926,848
Semiconductors & Semiconductor Equipment	4,998,632	—	—	4,998,632
Software	17,304,784	—	—	17,304,784
Specialty Retail	2,049,976	—	—	2,049,976
Technology Hardware, Storage & Peripherals	—	2,360,915	—	2,360,915
Tobacco	3,929,785	—	—	3,929,785
Total Common Stocks	$250,728,160	$28,469,477	$—	$279,197,637
Master Limited Partnership	$3,448,789	$—	$—	$3,448,789
Repurchase Agreements	—	7,206,635	—	7,206,635
Short-Term Investment	10,394,120	—	—	10,394,120
Total	$264,571,069	$35,676,112	$—	$300,247,181

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Securities Lending

During the six months ended June 30, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

17

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update (“ASU”) 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2018, were $7,206,635, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the six months ended June 30, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the

18

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2018, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc., 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,833, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $357,000,000.

NatWest Markets Securities, Inc., 1.90%, dated 6/27/2018, due 7/3/2018, repurchase price $225,071,250, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.63%, maturing 3/31/2020 - 8/15/2043; total market value $229,504,042.

Pershing LLC, 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $450,077,250, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 11.50%, maturing 7/25/2019 - 4/20/2068; total market value $459,000,001.

At June 30, 2018, the Fund’s investment in the joint repos were subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$4,706,635	$—	$4,706,635	$(4,706,635)	$—
NatWest Markets Securities, Inc.	1,000,000	—	1,000,000	(1,000,000)	—
Pershing LLC	1,500,000	—	1,500,000	(1,500,000)	—
Total	$7,206,635	$—	$7,206,635	$(7,206,635)	$—

Amounts designated as “—” are zero.

*

At June 30, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

19

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a ”regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

20

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected BlackRock Investment Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $100 million	0.70%
$100 million up to $250 million	0.65%
$250 million up to $500 million	0.60%
$500 million and more	0.55%

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate before expense reimbursements was 0.66%, and after expense reimbursements, stemming from the expense limitation agreement described below, was 0.57%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.65% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

21

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

As of June 30, 2018, the cumulative potential reimbursements for the Fund, listed by the period in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Fiscal Year 2017 Amount(a)	Six Months Ended June 30, 2018 Amount	Total
N/A	N/A	$311,849	$128,842	$440,691
(a)	For the period from January 10, 2017 through December 31, 2017.

N/A — Not Applicable

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $70,615 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $559.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such

22

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.15%, 0.15%, 0.15% for Class I, Class II, and Class IV shares, respectively, for a total amount of $217,067.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $67,305,485 and sales of $46,988,914 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain

23

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the six months ended June 30, 2018, the Fund recaptured $0 of brokerage commissions.

24

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

10.  Federal Tax Information

As of June 30, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$264,810,748	$44,211,536	$(8,775,103)	$35,436,433

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under ”Line of Credit and Interfund Lending”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

25

Supplemental Information

June 30, 2018 (Unaudited)

American Century NVIT Multi Cap Value Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT Dynamic U.S. Growth Fund

(formerly, NVIT Large Cap Growth Fund)

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The

Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds and multi-manager funds;

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

26

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the

Broadridge peer group provided an appropriate comparison and for Funds with multiple Sub-Advisers.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s assessment the financial condition and stability of the Sub-Advisers; and

●	Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where

27

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Funds without identified performance or expense challenges

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Nationwide Fund, and NVIT Short Term Bond Fund.

Performance

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. They also considered that each of the Funds had achieved relative performance at the 50th comparative percentile or higher (except in the case of NVIT Core Plus Bond Fund and NVIT Short Term Bond Fund, which had achieved performance in the 51st and 53rd comparative percentiles, respectively) for the three-year period ended August 31, 2017. The Trustees determined on the basis of all of the information presented to them that each of the Funds had achieved a level of performance consistent with continuation of the Fund’s advisory agreement.

Actual Advisory Fee and Total Expense Ratio

The Trustees considered information concerning the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of the Funds. They considered, among other things, any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year, comparative information regarding the fees and expenses of peer funds, and the comparative quintile ranking of each Fund’s fees and expenses against its Broadridge expense group (where each Fund’s total expense ratio and actual advisory fee were above the median of the Fund’s peer group except in the case of the actual advisory fee for Neuberger Berman NVIT Socially Responsible Fund where the Fund’s actual advisory fee ranked in the 53 comparative percentile). After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Funds with expense challenges but without identified performance challenges

BlackRock NVIT Equity Dividend Fund, BlackRock NVIT Managed Global Allocation Fund, Federated NVIT High Income Bond Fund, NVIT Government Money Market Fund, NVIT Multi Sector Bond Fund, and Templeton NVIT International Value Fund.

Performance

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. They also considered that each of the Funds had achieved relative performance at the 50th comparative percentile or higher (except in the case of Templeton NVIT International Value Fund, which had achieved performance in the 52nd comparative percentile) for the three-year period ended August 31, 2017 (or the two-year period ended August 31, 2017 with respect to BlackRock NVIT Managed Global Allocation Fund, which commenced operations in July 2015). The Trustees determined on the basis of all of the information presented to them that each of the Funds had achieved a level of performance consistent with continuation of the Fund’s advisory agreement.

28

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

Actual Advisory Fee and Total Expense Ratio

The Trustees considered that each of the Funds had an actual advisory fee or total expense ratio, or both, that ranked at a level (typically below the third comparative quintile) that justified more detailed review. The Trustees considered the following factors, among others.

The Trustees noted that the actual advisory fee rate of Federated NVIT High Income Bond Fund, NVIT Government Money Market Fund, NVIT Multi Sector Bond Fund and Templeton NVIT International Value Fund did not rank within the top three quintiles of the Fund’s Broadridge expense group. The Trustees considered, however, that the total expense ratio (including 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) for each of these Funds, except for NVIT Government Money Market Fund, ranked within the top three quintiles of the Fund’s Broadridge expense group.

Federated NVIT High Income Bond Fund. The Trustees noted that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the first comparative quintile, and that, although the Fund’s actual advisory fee was above the median of its peer group, at the 71st comparative percentile, it was within the range of its peers.

NVIT Government Money Market Fund. The Trustees noted that the Fund’s actual advisory fee and total expense ratio were relatively high compared to the Broadridge expense group. The Trustees considered that the Adviser had implemented a ten-basis point advisory fee reduction in connection with the Fund’s transition to a government money market fund effective March 9, 2017. The Trustees considered the Adviser’s statements that, due to extraordinary fee waivers and expense limitations during the recent period of historically low short-term interest rates, the comparability of advisory fees and total expense ratios presented for peer funds in the Broadridge expense group was limited. In light of developments in the market for comparable funds the Trustees determined to continue to monitor the fees paid by the Fund to determine whether further fee changes might be appropriate.

NVIT Multi Sector Bond Fund. The Trustees noted the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked first among the Fund’s peers. The Trustees considered the Adviser’s statements that the Fund’s expense peer group is comprised of general bond funds, and that, when the Fund’s expenses are compared against a list of peer funds that include only multi-sector bond funds, the Fund’s actual advisory fee compares substantially more favorably. The Trustees also considered the Adviser’s statement that it had reduced its advisory fee in 2017 by 5 basis points, and that it lowered the Fund’s expense cap by 2 basis points in 2016.

Templeton NVIT International Value Fund. The Trustees noted the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the second comparative quintile. The Trustees also considered the Adviser’s statement that the Fund’s actual advisory fee was at approximately the 60th comparative percentile, within the range of peer funds.

BlackRock NVIT Equity Dividend Fund. The Trustees noted that the Fund’s actual advisory fee was below the peer group median. The Trustees also noted that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) was ranked within the fifth quintile of its Broadridge expense group but considered the Adviser’s statement, that, effective January 2017, in connection with the appointment of the Fund’s current sub-adviser, the Adviser had implemented an expense limitation agreement for the Fund that lowered the Fund’s total expense ratio, and that that expense reduction was effective for only a

29

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

part of the year over which the Fund’s expenses were measured.

BlackRock NVIT Managed Global Allocation Fund. The Trustees noted that the Fund’s actual advisory fee ranked within the second quintile of the Fund’s Broadridge expense group. They also considered that, although the Fund’s total expense ratio was above the median of the Fund’s peers, it exceeded the 60th comparative percentile by only 1.6 basis points; and that a number of the Fund’s peers are quite large relative to the Fund and likely enjoy substantial economies of scale not currently available to the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Funds with performance challenges but without identified expense challenges

American Century NVIT Multi Cap Value Fund, NVIT Emerging Markets Fund, NVIT International Equity Fund, NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund), and NVIT Real Estate Fund.

Actual Advisory Fee and Total Expense Ratio

The Trustees considered information concerning the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of these Funds. They considered, among other things, any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year, comparative information regarding the fees and expenses of peer funds, and the comparative quintile ranking of each Fund’s fees and expenses against its Broadridge expense group. The Trustees considered that the total expense ratio (including 12b-1 and non-12b-1 service fees) of each Fund ranked in the first comparative quintile of its peer group, and that the actual advisory fees of each Fund ranked in the 60th comparative percentile or better in comparison to its peers. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Performance

The Trustees identified each of these Funds as having achieved a level of total return performance that warranted additional consideration, based on comparison with funds in their respective performance universes for the three-year period ended August 31, 2017. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as information provided during investment review meetings conducted by the Board with the Adviser’s and/or the Sub-Advisers’ portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

American Century NVIT Multi Cap Value Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of unfavorable overweights to out-of-favor or underperforming sectors and stock selection, and the Adviser’s statements that the Sub-Adviser’s high-quality investment style has been out-of-favor over the past 12-months during which the Fund’s underperformance was concentrated. The Trustees further considered the Adviser’s statements that it would further assess the Fund’s performance and the Sub-Adviser’s process in the coming year.

NVIT Emerging Markets Fund. The Trustees considered that, effective February 2016, two new Sub-Advisers replaced the Fund’s former Sub-Adviser, and observed that the Fund’s underperformance was attributable principally to the Fund’s prior Sub-Adviser. The Trustees also considered that the

30

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

Fund’s performance had improved from the third comparative quintile for the three-year period to the second comparative quintile for the one-year period.

NVIT International Equity Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance compared to its peers is substantially the result of what the Adviser considers an inappropriate assignment of the Fund to a peer group with a “growth” bias, rather than to a “core” peer group, which the Adviser considers more appropriate, and where the Fund’s performance would compare significantly more favorably. The Trustees also considered the Adviser’s statements that the Sub-Adviser’s investment process has been consistent since the portfolio management team began managing the Fund and that the Fund’s performance has improved since the replacement of its prior Sub-Adviser in 2013.

NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund). The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of unfavorable underweight positions and stock selection and the structural issues that present difficulties for active managers to deliver alpha within the large growth category. The Trustees also considered the Adviser’s statement that the Sub-Adviser’s quantitative model-driven strategy may be contributing to the Fund’s underperformance, and that the Adviser intends to maintain heightened monitoring of the Fund’s performance going forward.

NVIT Real Estate Fund. The Trustees considered that, effective September 2017, a new Sub-Adviser replaced the former Sub-Adviser, and observed that the Fund’s underperformance was attributable to the Fund’s prior Sub-Adviser.

Funds with performance and expense challenges

NVIT Government Bond Fund and NVIT Managed American Funds Growth-Income Fund.

The Trustees identified each of these Funds as having achieved a level of total return performance that warranted additional consideration, based on comparison with funds in their respective performance universes for the three-year period ended August 31, 2017. In addition, the Trustees considered that each of the Funds had an actual advisory fee or total expense ratio that ranked at a level (typically below the third comparative quintile) that justified more detailed review.

NVIT Government Bond Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of the longer-term oriented positioning of the Fund’s portfolio and certain portfolio overweights. The Trustee’s considered the Adviser’s statements that the environment during the period under review was unfavorable for the longer-term oriented positioning of the portfolio, but that the Fund’s portfolio is structured well for the possibility of gradually rising interest rates and continuing economic growth.

As to the Fund’s expenses, the Trustees considered that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the second comparative quintile and that the Fund’s actual advisory fee was one basis point higher than the 60th comparative percentile.

NVIT Managed American Funds Growth-Income Fund. The Trustees considered that the Fund is designed to be offered as an investment option under variable insurance products, and that the Fund’s investment strategy calls for the Adviser to apply an overlay strategy intended to reduce volatility of the Fund under various market conditions. The Trustees considered the Adviser’s statement that, due to the levels

31

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

of short-term volatility in the equity markets at various times during the performance measuring period, the use of the overlay had detracted from the Fund’s performance due to its causing the Fund to underweight equities. The Trustees also noted the Adviser’s statement that market conditions in the one-year period were more amenable to the Fund’s overlay strategy, and the Fund achieved performance in the 28th comparative percentile.

As to the Fund’s expenses, the Trustees noted the Adviser’s actual advisory fee was the lowest of the funds in the Fund’s peer group, although the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) was the highest in the group. The Trustees considered the Adviser’s statement that the Fund’s peer group is small and narrowly focused and not representative of funds with investment strategies similar to those of the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that: (i) the Adviser’s explanation regarding these Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period; and (ii) each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

-        -        -

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, is subject to contractual advisory fee breakpoints. The Trustees considered that the Adviser had agreed to implement a contractual advisory fee breakpoint for NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund effective April 30, 2018. With respect to Blackrock NVIT Managed Global Allocation Fund, the Trustees determined to continue to monitor the fees paid by the Fund to determine whether breakpoints might become appropriate.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

32

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

33

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

34

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

35

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

36

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

37

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

38

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

39

Semiannual Report

June 30, 2018 (Unaudited)

DoubleLine NVIT Total Return Tactical Fund

SAR-TRT 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	DoubleLine NVIT Total Return Tactical Fund

Asset Allocation†

Collateralized Mortgage Obligations	30.9%
Mortgage-Backed Securities	17.4%
Corporate Bonds	13.2%
U.S. Treasury Obligations	12.3%
Asset-Backed Securities	11.4%
Commercial Mortgage-Backed Securities	6.9%
Investment Company	4.5%
Foreign Government Securities	1.8%
Other assets in excess of liabilities	1.6%
100.0%

Top Industries††

Banks	2.4%
Oil, Gas & Consumable Fuels	2.1%
Food Products	0.7%
Capital Markets	0.6%
Health Care Providers & Services	0.5%
Electric Utilities	0.5%
Diversified Telecommunication Services	0.4%
Beverages	0.4%
Insurance	0.4%
Diversified Financial Services	0.4%
Other Industries	91.6%
100.0%

Top Holdings††

FHLMC, 3.50%, 8/1/2047	4.5%
DoubleLine Floating Rate Fund, Class I	4.5%
FHLMC, 4.00%, 11/15/2045	3.0%
FHLMC, 3.00%, 1/15/2044	2.8%
FNMA, 2.50%, 3/25/2033	2.5%
FHLMC, 3.50%, 4/15/2038	2.4%
FHLMC, 3.00%, 9/15/2046	2.3%
FHLMC, 3.00%, 7/15/2046	2.3%
FNMA, 3.00%, 5/25/2048	2.3%
FHLMC, 1.75%, 10/15/2032	2.3%
Other Holdings	71.1%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Percentages indicated are based upon total investments as of June 30, 2018.

3

Shareholder Expense Example	DoubleLine NVIT Total Return Tactical Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

DoubleLine NVIT Total Return Tactical Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)(b)
Class I Shares	Actual	(c)	1,000.00	992.00	3.95	0.80
	Hypothetical	(c)(d)	1,000.00	1,020.83	4.01	0.80
Class II Shares	Actual	(c)	1,000.00	992.00	4.74	0.96
	Hypothetical	(c)(d)	1,000.00	1,020.03	4.81	0.96
Class Y Shares	Actual	(c)	1,000.00	993.00	2.87	0.58
	Hypothetical	(c)(d)	1,000.00	1,021.92	2.91	0.58

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

DoubleLine NVIT Total Return Tactical Fund

Asset-Backed Securities 11.4%

	Principal Amount	Value

Automobiles 0.3%
Flagship Credit Auto Trust, Series 2017-4, Class C, 2.92%, 11/15/2023 (a)	$500,000	$491,113

Home Equity 1.8%
Mastr Asset-Backed Securities Trust, Series 2007-HE1, Class A3, 2.30%, 5/25/2037 (b)	3,284,181	3,107,904

Other 9.0%
AIMCO CLO, Series 2015-AA, Class AR, 3.20%, 1/15/2028 (a)(b)	500,000	498,808
Ares XXXIII CLO Ltd., Series 2015-1A, Class A1R, 3.67%, 12/5/2025 (a)(b)	400,000	401,054
Atrium VIII, Series 8A, Class AR, 3.71%, 10/23/2024 (a)(b)	500,000	500,561
Avant Loans Funding Trust, Series 2017-B, Class A, 2.29%, 6/15/2020 (a)	83,652	83,573
Credit-Based Asset Servicing & Securitization LLC, Series 2006-CB4, Class AV3, 2.24%, 5/25/2036 (b)	3,569,248	2,944,579
Jamestown CLO IX Ltd., Series 2016-9A, Class A1A, 3.93%, 10/20/2028 (a)(b)	500,000	499,112
JP Morgan Mortgage Acquisition Trust
Series 2006-RM1, Class A5, 2.33%, 8/25/2036 (b)	2,146,060	1,192,387
Series 2007-CH3, Class M2, 2.41%, 3/25/2037 (b)	1,500,000	1,280,022
LCM XV LP, Series 15A, Class DR, 6.06%, 7/20/2030 (a)(b)	250,000	253,495
Lendmark Funding Trust, Series 2017-2A, Class A, 2.80%, 5/20/2026 (a)	250,000	246,730
LoanCore Issuer Ltd., Series 2018-CRE1, Class AS, 3.57%, 5/15/2028 (a)(b)	236,000	236,143
Marathon CLO V Ltd., Series 2013-5A, Class A1R, 3.20%, 11/21/2027 (a)(b)	500,000	499,936
New Century Home Equity Loan Trust, Series 2006-1, Class A2C, 2.37%, 5/25/2036 (b)	1,500,000	1,244,730
Rockford Tower CLO Ltd., Series 2017-3A, Class A, 3.15%, 10/20/2030 (a)(b)	500,000	500,044
SCF Equipment Leasing LLC, Series 2017-2A, Class A, 3.41%, 12/20/2023 (a)	387,437	383,439
SoFi Consumer Loan Program LLC, Series 2017-6, Class A2, 2.82%, 11/25/2026 (a)	250,000	247,971
Sprite Ltd., Series 2017-1, Class A, 4.25%, 12/15/2037 (a)	960,586	968,689
Upstart Securitization Trust, Series 2017-2, Class A, 2.51%, 3/20/2025 (a)	107,675	107,440

Asset-Backed Securities (continued)

	Principal Amount	Value

Other (continued)
Venture XX CLO Ltd., Series 2015-20A, Class AR, 3.17%, 4/15/2027 (a)(b)	$500,000	$499,777
VOLT LXI LLC, Series 2017-NPL8, Class A1, 3.13%, 6/25/2047 (a)(c)	780,608	775,163
VOLT LXIII LLC, Series 2017-NP10, Class A1, 3.00%, 10/25/2047 (a)(c)	1,361,660	1,347,451
Zais CLO 5 Ltd., Series 2016-2A, Class A1, 3.88%, 10/15/2028 (a)(b)	500,000	500,504

		15,211,608

Student Loan 0.3%
SoFi Professional Loan Program Trust, Series 2018-B, Class BFX, 3.83%, 8/25/2047 (a)	500,000	499,117

Total Asset-Backed Securities (cost $19,411,279)		19,309,742

Collateralized Mortgage Obligations 30.9%
Alternative Loan Trust
Series 2006-13T1, Class A1, 6.00%, 5/25/2036	2,977,438	2,353,803
Series 2006-OA7, Class 1A2, 2.50%, 6/25/2046 (b)	3,711,105	3,321,860
Bear Stearns ALT-A Trust, Series 2006-1, Class 11A1, 2.57%, 2/25/2036 (b)	2,953,361	2,805,784
Chase Mortgage Finance Trust, Series 2007-S5, Class 1A10, 6.00%, 7/25/2037	2,615,943	2,229,160
CHL Mortgage Pass-Through Trust, Series 2006-20, Class 1A36, 5.75%, 2/25/2037	2,149,687	1,789,938
CIM Trust, Series 2017-8, Class A1, 3.00%, 12/25/2065 (a)(b)	1,403,922	1,380,231
Ellington Financial Mortgage Trust
Series 2017-1, Class A1, 2.69%, 10/25/2047 (a)(b)	856,637	846,355
Series 2017-1, Class A2, 2.74%, 10/25/2047 (a)(b)	870,914	858,284
Series 2017-1, Class A3, 2.84%, 10/25/2047 (a)(b)	642,478	632,234
FHLM CREMICS
Series 4120, Class KA, 1.75%, 10/15/2032	3,960,944	3,797,115
Series 4749, Class LV, 3.50%, 4/15/2038	4,000,000	3,991,854
Series 4729, Class AG, 3.00%, 1/15/2044	5,000,000	4,705,096
Series 4748, Class KW, 3.50%, 9/15/2044	3,000,000	2,968,323
Series 4767, Class CA, 4.00%, 11/15/2045	4,788,624	4,907,059
Series 4750, Class PA, 3.00%, 7/15/2046	3,913,609	3,808,636

5

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

DoubleLine NVIT Total Return Tactical Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Value

Series 4752, Class PL, 3.00%, 9/15/2046	$3,905,537	$3,842,380
FNMA REMICS
Series 2013-20, Class MA, 2.50%, 3/25/2033	4,247,346	4,091,729
Series 2018-33, Class A, 3.00%, 5/25/2048	3,924,989	3,804,344

Total Collateralized Mortgage Obligations (cost $53,312,865)		52,134,185

Commercial Mortgage-Backed Securities 6.9%
Atrium Hotel Portfolio Trust, Series 2017-ATRM, Class E, 5.12%, 12/15/2036 (a)(b)	152,000	151,808
BANK
Series 2017-BNK8, Class XA, IO, 0.89%, 11/15/2050 (b)	6,727,357	379,089
Series 2017-BNK6, Class XA, IO, 1.01%, 7/15/2060 (b)	4,669,433	266,843
Series 2018-BN10, Class XA, IO, 0.90%, 2/15/2061 (b)	2,907,118	166,034
BBCMS Mortgage Trust, Series 2017-GLKS, Class E, 4.92%, 11/15/2034 (a)(b)	405,000	405,255
BB-UBS Trust
Series 2012-SHOW, Class XB, IO, 0.28%, 11/5/2036 (a)(b)	4,823,000	53,795
Series 2012-SHOW, Class XA, IO, 0.73%, 11/5/2036 (a)(b)	8,760,000	312,193
BSPRT Issuer Ltd.
Series 2017-FL2, Class A, 2.89%, 10/15/2034 (a)(b)	340,000	339,873
Series 2017-FL2, Class AS, 3.17%, 10/15/2034 (a)(b)	119,000	119,229
Series 2017-FL2, Class B, 3.47%, 10/15/2034 (a)(b)	119,000	119,000
BX Trust, Series 2018-GW, Class A, 2.87%, 5/15/2035 (a)(b)	177,000	177,066
Caesars Palace Las Vegas Trust
Series 2017-VICI, Class D, 4.50%, 10/15/2034 (a)(b)	232,000	233,428
Series 2017-VICI, Class E, 4.50%, 10/15/2034 (a)(b)	232,000	227,766
CD Mortgage Trust, Series 2017-CD6, Class XA, IO, 1.12%, 11/13/2050 (b)	5,975,410	373,829
CHT Mortgage Trust
Series 2017-CSMO, Class E, 5.07%, 11/15/2036 (a)(b)	302,000	304,166
Series 2017-CSMO, Class F, 5.81%, 11/15/2036 (a)(b)	161,000	162,455
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class XA, IO, 1.35%, 3/10/2047 (b)	4,745,590	215,434
Series 2014-GC21, Class XA, IO, 1.38%, 5/10/2047 (b)	4,116,778	218,010
Series 2016-GC36, Class D, 2.85%, 2/10/2049 (a)	405,000	309,833

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

COMM Mortgage Trust
Series 2017-PANW, Class E, 4.13%, 10/10/2029 (a)(b)	$254,000	$236,794
Series 2017-PANW, Class D, 4.34%, 10/10/2029 (a)(b)	152,000	147,361
Series 2014-CR20, Class XA, IO, 1.29%, 11/10/2047 (b)	7,176,316	355,218
Series 2015-CR23, Class C, 4.39%, 5/10/2048 (b)	407,000	393,147
CSAIL Commercial Mortgage Trust
Series 2016-C6, Class XA, IO, 1.96%, 1/15/2049 (b)	990,482	95,668
Series 2017-CX10, Class XA, IO, 0.87%, 11/15/2050 (b)	7,120,900	373,310
Series 2017-CX10, Class C, 4.25%, 11/15/2050 (b)	405,000	393,570
CSMC Trust
Series 2017-CALI, Class E, 3.90%, 11/10/2032 (a)(b)	250,000	232,569
Series 2017-CALI, Class F, 3.90%, 11/10/2032 (a)(b)	250,000	226,411
DBGS Mortgage Trust, Series 2018-BIOD, Class A, 2.70%, 5/15/2035 (a)(b)	178,000	177,777
GPMT Ltd., Series 2018-FL1, Class A, 2.98%, 11/21/2035 (a)(b)	177,000	176,668
GS Mortgage Securities Trust
Series 2016-GS4, Class XA, IO, 0.71%, 11/10/2049 (b)	7,851,437	268,211
Series 2017-GS8, Class XA, IO, 1.13%, 11/10/2050 (b)	5,337,670	375,927
Series 2017-GS8, Class C, 4.48%, 11/10/2050 (b)	405,000	398,968
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2018-LAQ, Class A, 0.00%, 6/15/2032 (a)(b)	179,000	179,031
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C33, Class XA, IO, 1.60%, 5/15/2050 (b)	3,180,536	264,273
Morgan Stanley Capital I Trust
Series 2017-ASHF, Class D, 4.27%, 11/15/2034 (a)(b)	111,000	110,955
Series 2017-ASHF, Class E, 5.22%, 11/15/2034 (a)(b)	167,000	166,932
Series 2017-ASHF, Class F, 6.42%, 11/15/2034 (a)(b)	127,000	126,949
SG Commercial Mortgage Securities Trust, Series 2016-C5, Class XA, IO, 2.17%, 10/10/2048 (b)	3,351,997	364,845
UBS Commercial Mortgage Trust
Series 2017-C5, Class C, 4.46%, 11/15/2050 (b)	349,000	334,123
Series 2017-C6, Class C, 4.60%, 12/15/2050 (b)	173,000	167,201
Series 2018-C8, Class C, 4.86%, 2/15/2051 (b)	173,000	169,495

6

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

DoubleLine NVIT Total Return Tactical Fund (Continued)

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

Wells Fargo Commercial Mortgage Trust
Series 2012-LC5, Class C, 4.69%, 10/15/2045 (b)	$405,000	$413,687
Series 2015-C28, Class XA, IO, 0.85%, 5/15/2048 (b)	10,054,740	365,298
Series 2017-C41, Class B, 4.19%, 11/15/2050 (b)	251,000	249,803
Series 2017-C41, Class C, 4.66%, 11/15/2050 (b)	327,000	321,364

Total Commercial Mortgage-Backed Securities (cost $11,843,453)		11,620,661

Corporate Bonds 13.2%
Air Freight & Logistics 0.1%
FedEx Corp., 4.75%, 11/15/2045	155,000	154,359

Airlines 0.1%
Delta Air Lines, Inc., 3.63%, 3/15/2022	140,000	138,420

Banks 2.4%
Banco de Credito e Inversiones SA, Reg. S, 4.00%, 2/11/2023	200,000	198,501
Banco del Estado de Chile, Reg. S, 3.88%, 2/8/2022	200,000	199,222
Banco do Brasil SA, Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 4.40%), 6.25%, 4/15/2024 (d)(e)	200,000	156,500
Banco Internacional del Peru SAA, Reg. S, 5.75%, 10/7/2020	300,000	312,753
Banco Macro SA, Reg. S, (USD Swap Semi 5 Year + 5.46%), 6.75%, 11/4/2026 (e)	150,000	140,250
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.58%), 5.95%, 1/30/2024 (e)	300,000	301,500
Banistmo SA, 3.65%, 9/19/2022 (a)	300,000	282,750
Bank of America Corp., (ICE LIBOR USD 3 Month + 0.66%), 2.37%, 7/21/2021 (e)	165,000	161,749
BBVA Bancomer SA, Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.65%), 5.13%, 1/18/2033 (e)	200,000	177,250
BDO Unibank, Inc., Reg. S, 2.95%, 3/6/2023	300,000	283,474
Citigroup, Inc., (ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (e)	165,000	156,983

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
Commonwealth Bank of Australia, 2.75%, 3/10/2022 (a)	$125,000	$121,932
DBS Group Holdings Ltd., Reg. S, (USD Swap Semi 5 Year + 2.39%), 3.60%, 9/07/2021 (d)(e)	300,000	286,364
Itau Unibanco Holding SA, Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.86%), 6.50%, 3/19/2023 (d)(e)	200,000	189,700
Malayan Banking Bhd., Reg. S, (USD Swap Semi 5 Year + 2.54%), 3.90%, 10/29/2026 (e)	300,000	295,246
Mitsubishi UFJ Financial Group, Inc., (ICE LIBOR USD 3 Month + 0.74%), 3.06%, 3/2/2023 (e)	80,000	80,166
Santander Holdings USA, Inc., 3.40%, 1/18/2023	80,000	77,241
Sumitomo Mitsui Financial Group, Inc., (ICE LIBOR USD 3 Month + 0.74%), 3.09%, 1/17/2023 (e)	105,000	105,110
United Overseas Bank Ltd., Reg. S, (USD Swap Semi 5 Year + 2.00%), 3.75%, 9/19/2024 (e)	300,000	299,885
Wells Fargo & Co., 3.07%, 1/24/2023	80,000	77,795
(ICE LIBOR USD 3 Month + 1.31%), 3.58%, 5/22/2028 (e)	85,000	81,440

		3,985,811

Beverages 0.4%
Anheuser-Busch InBev Finance, Inc., 2.65%, 2/1/2021	200,000	197,243
Coca-Cola Femsa SAB de CV, 3.88%, 11/26/2023	150,000	150,205
Embotelladora Andina SA,
Reg. S, 5.00%, 10/1/2023	300,000	310,417

		657,865

Biotechnology 0.2%
AbbVie, Inc., 3.20%, 11/6/2022	115,000	113,104
Celgene Corp., 4.35%, 11/15/2047	170,000	149,712

		262,816

Building Products 0.1%
Builders FirstSource, Inc., 5.63%, 9/1/2024 (a)	85,000	82,662

Capital Markets 0.6%
Goldman Sachs Group, Inc. (The), (ICE LIBOR USD 3 Month + 0.78%), 3.14%, 10/31/2022 (e)	85,000	85,017
(ICE LIBOR USD 3 Month + 1.17%), 3.49%, 5/15/2026 (e)	85,000	83,964
Israel Electric Corp. Ltd.,
Series 6, Reg. S, 5.00%, 11/12/2024 (a)	200,000	205,300

7

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

DoubleLine NVIT Total Return Tactical Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Capital Markets (continued)
Macquarie Group Ltd.,
(ICE LIBOR USD 3 Month + 1.02%), 3.19%, 11/28/2023 (a)(e)	$85,000	$81,102
(ICE LIBOR USD 3 Month + 1.33%), 4.15%, 3/27/2024 (a)(e)	80,000	79,621
Morgan Stanley,
(ICE LIBOR USD 3 Month + 0.85%), 3.74%, 4/24/2024 (e)	170,000	168,980
Temasek Financial I Ltd., Reg. S, 2.38%, 1/23/2023	300,000	288,282

		992,266

Chemicals 0.2%
Hexion, Inc., 6.63%, 4/15/2020	20,000	18,728
10.38%, 2/1/2022 (a)	65,000	63,700
Mosaic Co. (The), 4.05%, 11/15/2027	80,000	76,451
UPL Corp. Ltd., Reg. S, 3.25%, 10/13/2021	200,000	193,471

		352,350

Commercial Services & Supplies 0.2%
Garda World Security Corp., 8.75%, 5/15/2025 (a)	80,000	81,800
Hulk Finance Corp., 7.00%, 6/1/2026 (a)	45,000	43,087
Prime Security Services Borrower LLC, 9.25%, 5/15/2023 (a)	59,000	62,817
Republic Services, Inc., 3.38%, 11/15/2027	15,000	14,217
Tervita Escrow Corp., 7.63%, 12/1/2021 (a)	80,000	81,600

		283,521

Communications Equipment 0.3%
Axiata SPV2 Bhd.,
Series 2, Reg. S, 3.47%, 11/19/2020	300,000	298,370
CB Escrow Corp., 8.00%, 10/15/2025 (a)	20,000	18,650
CommScope Technologies LLC, 6.00%, 6/15/2025 (a)	85,000	86,806
Riverbed Technology, Inc., 8.88%, 3/1/2023 (a)	45,000	42,660

		446,486

Consumer Finance 0.2%
American Express Co., 2.50%, 8/1/2022	85,000	81,511
Discover Financial Services, 4.10%, 2/9/2027	85,000	81,531
General Motors Financial Co., Inc.,
(ICE LIBOR USD 3 Month + 0.99%), 3.31%, 1/5/2023 (e)	125,000	125,408
Springleaf Finance Corp., 7.13%, 3/15/2026	25,000	24,875

		313,325

Corporate Bonds (continued)

	Principal Amount	Value

Containers & Packaging 0.1%
Flex Acquisition Co., Inc., 6.88%, 1/15/2025 (a)	$85,000	$81,812
7.88%, 7/15/2026 (a)	5,000	4,981
WestRock Co., 3.75%, 3/15/2025 (a)	80,000	78,430

		165,223

Diversified Consumer Services 0.0%†
ServiceMaster Co. LLC (The), 5.13%, 11/15/2024 (a)	45,000	43,650

Diversified Financial Services 0.4%
ASP AMC Merger Sub, Inc., 8.00%, 5/15/2025 (a)	45,000	37,350
Fondo MIVIVIENDA SA, Reg. S, 3.50%, 1/31/2023	300,000	289,203
SPARC EM SPC Panama Metro Line 2 SP, Reg. S, 0.00%, 12/5/2022 (f)	300,000	268,350

		594,903

Diversified Telecommunication Services 0.4%
AT&T, Inc., 3.40%, 5/15/2025	125,000	117,217
CCO Holdings LLC, 5.75%, 2/15/2026 (a)	45,000	44,213
5.00%, 2/1/2028 (a)	45,000	41,175
Cincinnati Bell, Inc., 7.00%, 7/15/2024 (a)	40,000	36,500
Intelsat Jackson Holdings SA, 7.25%, 10/15/2020	45,000	44,775
Level 3 Financing, Inc., 5.38%, 8/15/2022	85,000	85,000
SingTel Group Treasury Pte. Ltd., Reg. S, 4.50%, 9/8/2021	300,000	309,423
Telesat Canada, 8.88%, 11/15/2024 (a)	40,000	42,800

		721,103

Electric Utilities 0.5%
Duke Energy Corp., 2.65%, 9/1/2026	215,000	193,645
Edison International, 4.13%, 3/15/2028	75,000	73,845
EngieEnergia Chile SA, Reg. S, 5.63%, 1/15/2021	200,000	206,993
Fortis, Inc., 2.10%, 10/4/2021	90,000	85,881
NextEra Energy Operating Partners LP, 4.25%, 9/15/2024 (a)	85,000	81,813
Pampa Energia SA, Reg. S, 7.50%, 1/24/2027	150,000	135,000
Southern Co. (The), 1.85%, 7/1/2019	85,000	84,155

		861,332

Electronic Equipment, Instruments & Components 0.1%
Arrow Electronics, Inc., 3.88%, 1/12/2028	85,000	79,653

8

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

DoubleLine NVIT Total Return Tactical Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Energy Equipment & Services 0.1%
Delek & Avner Tamar Bond Ltd., 5.41%, 12/30/2025 (a)	$100,000	$100,300
Nabors Industries, Inc., 5.75%, 2/1/2025 (a)	45,000	42,525
Transocean Guardian Ltd., 5.88%, 1/15/2024 (a)	20,000	19,925
USA Compression Partners LP, 6.88%, 4/1/2026 (a)	40,000	41,400
Weatherford International Ltd., 9.88%, 2/15/2024	40,000	40,387

		244,537

Equity Real Estate Investment Trusts (REITs) 0.2%
Boston Properties LP, 3.65%, 2/1/2026	165,000	159,143
ESH Hospitality, Inc., 5.25%, 5/1/2025 (a)	85,000	82,025
MPT Operating Partnership LP, 5.25%, 8/1/2026	90,000	88,200

		329,368

Food & Staples Retailing 0.1%
Sysco Corp., 3.25%, 7/15/2027	85,000	79,611

Food Products 0.7%
B&G Foods, Inc., 5.25%, 4/1/2025	85,000	80,113
ESAL GmbH, Reg. S, 6.25%, 2/5/2023	200,000	186,252
JBS USA LUX SA, 7.25%, 6/1/2021 (a)	85,000	85,850
Kraft Heinz Foods Co., 2.80%, 7/2/2020	165,000	163,819
MARB BondCo plc, Reg. S, 6.88%, 1/19/2025	200,000	190,000
Matterhorn Merger Sub LLC, 8.50%, 6/1/2026 (a)	15,000	14,475
Minerva Luxembourg SA, Reg. S, 5.88%, 1/19/2028	200,000	174,600
Pilgrim’s Pride Corp., 5.75%, 3/15/2025 (a)	85,000	81,600
Post Holdings, Inc., 5.50%, 3/1/2025 (a)	80,000	78,100
Smithfield Foods, Inc., 4.25%, 2/1/2027 (a)	115,000	110,658

		1,165,467

Health Care Equipment & Supplies 0.2%
Avantor, Inc., 9.00%, 10/1/2025 (a)	40,000	40,308
Becton Dickinson and Co., 2.89%, 6/6/2022	165,000	159,593
Zimmer Biomet Holdings, Inc., 3.70%, 3/19/2023	100,000	99,286

		299,187

Corporate Bonds (continued)

	Principal Amount	Value

Health Care Providers & Services 0.5%
Anthem, Inc., 3.30%, 1/15/2023	$160,000	$157,182
Cardinal Health, Inc., 3.41%, 6/15/2027	200,000	183,783
Centene Corp., 4.75%, 1/15/2025	80,000	79,600
Centene Escrow I Corp., 5.38%, 6/1/2026 (a)	10,000	10,131
CVS Health Corp., 3.70%, 3/9/2023	165,000	164,163
Laboratory Corp. of America Holdings, 3.60%, 2/1/2025	200,000	195,304
Select Medical Corp., 6.38%, 6/1/2021	60,000	60,818
Team Health Holdings, Inc., 6.38%, 2/1/2025 (a)	45,000	38,700

		889,681

Hotels, Restaurants & Leisure 0.3%
1011778 BC ULC, 5.00%, 10/15/2025 (a)	85,000	80,427
Boyd Gaming Corp., 6.00%, 8/15/2026 (a)	15,000	14,850
Caesars Resort Collection LLC, 5.25%, 10/15/2025 (a)	85,000	80,431
Eldorado Resorts, Inc., 6.00%, 4/1/2025	40,000	40,050
GLP Capital LP, 5.75%, 6/1/2028	45,000	45,338
LTF Merger Sub, Inc., 8.50%, 6/15/2023 (a)	75,000	78,000
NCL Corp. Ltd. , 4.75%, 12/15/2021 (a)	56,000	55,860
Six Flags Entertainment Corp., 4.88%, 7/31/2024 (a)	100,000	97,375
Viking Cruises Ltd., 5.88%, 9/15/2027 (a)	85,000	80,325

		572,656

Household Durables 0.1%
Newell Brands, Inc., 5.50%, 4/1/2046	60,000	58,482
Tempur Sealy International, Inc., 5.50%, 6/15/2026	85,000	82,237

		140,719

Household Products 0.0%†
Kronos Acquisition Holdings, Inc., 9.00%, 8/15/2023 (a)	40,000	36,000

Independent Power and Renewable Electricity Producers 0.1%
Empresa Electrica Angamos SA, Reg. S, 4.88%, 5/25/2029	191,300	186,401
NRG Energy, Inc., 6.25%, 7/15/2022	40,000	41,162

		227,563

9

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

DoubleLine NVIT Total Return Tactical Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Insurance 0.4%
Alliant Holdings Intermediate LLC, 8.25%, 8/1/2023 (a)	$80,000	$82,590
New York Life Global Funding, 2.30%, 6/10/2022 (a)	85,000	81,726
NFP Corp., 6.88%, 7/15/2025 (a)	85,000	83,300
Nuveen Finance LLC, 4.13%, 11/1/2024 (a)	160,000	159,121
Prudential Financial, Inc., 3.50%, 5/15/2024	165,000	163,589
Wand Merger Corp., 8.13%, 7/15/2023 (a)	40,000	40,600

		610,926

Internet & Direct Marketing Retail 0.2%
Amazon.com, Inc., 2.80%, 8/22/2024	225,000	216,796
Expedia Group, Inc., 3.80%, 2/15/2028	210,000	192,307

		409,103

Internet Software & Services 0.1%
GTT Communications, Inc., 7.88%, 12/31/2024 (a)	80,000	79,200
Match Group, Inc., 5.00%, 12/15/2027 (a)	85,000	79,050

		158,250

IT Services 0.0%†
First Data Corp., 5.75%, 1/15/2024 (a)	60,000	60,001

Leisure Products 0.0%†
Hasbro, Inc., 3.50%, 9/15/2027	75,000	69,379

Machinery 0.1%
BlueLine Rental Finance Corp., 9.25%, 3/15/2024 (a)	80,000	85,112
Caterpillar, Inc., 3.40%, 5/15/2024	160,000	159,445

		244,557

Media 0.1%
Cengage Learning, Inc., 9.50%, 6/15/2024 (a)	75,000	63,187
Charter Communications Operating LLC, 4.46%, 7/23/2022	100,000	101,229
CSC Holdings LLC, 5.25%, 6/1/2024	45,000	42,525
Sirius XM Radio, Inc., 5.38%, 7/15/2026 (a)	30,000	28,875

		235,816

Metals & Mining 0.2%
SunCoke Energy Partners LP, 7.50%, 6/15/2025 (a)	80,000	81,400

Corporate Bonds (continued)

	Principal Amount	Value

Metals & Mining (continued)
Vedanta Resources plc, Reg. S, 6.13%, 8/9/2024	$200,000	$175,784

		257,184

Multiline Retail 0.0%†
Dollar Tree, Inc., 4.00%, 5/15/2025	75,000	73,298

Oil, Gas & Consumable Fuels 2.0%
Bharat Petroleum Corp. Ltd., Reg. S, 4.63%, 10/25/2022	200,000	202,726
Canacol Energy Ltd., 7.25%, 5/3/2025 (a)	200,000	193,000
Canadian Natural Resources Ltd., 2.95%, 1/15/2023	170,000	164,017
Cheniere Energy Partners LP, 5.25%, 10/1/2025 (a)	85,000	82,913
CNPC General Capital Ltd., Reg. S, 3.95%, 4/19/2022	300,000	302,659
Cosan Luxembourg SA, Reg. S, 7.00%, 1/20/2027	200,000	194,002
Ecopetrol SA, 7.63%, 7/23/2019	100,000	104,380
Energy Transfer Partners LP, 4.75%, 1/15/2026	115,000	114,022
Enterprise Products Operating LLC, 3.75%, 2/15/2025	125,000	123,781
EQT Corp., 3.90%, 10/1/2027	165,000	153,874
EQT Midstream Partners LP, 4.75%, 7/15/2023	105,000	104,831
Geopark Ltd., Reg. S, 6.50%, 9/21/2024	200,000	191,828
Gran Tierra Energy International Holdings Ltd., Reg. S, 6.25%, 2/15/2025	200,000	187,750
Gulfport Energy Corp., 6.38%, 5/15/2025	85,000	82,662
Indigo Natural Resources LLC, 6.88%, 2/15/2026 (a)	45,000	43,425
Kinder Morgan, Inc., 4.30%, 3/1/2028	100,000	97,149
Peabody Energy Corp., 6.00%, 3/31/2022 (a)	80,000	81,168
Petrobras Global Finance BV, 5.75%, 2/1/2029	250,000	219,782
Petroleos Mexicanos, 6.35%, 2/12/2048 (a)	80,000	72,200
QEP Resources, Inc., 5.25%, 5/1/2023	65,000	63,538
Sabine Pass Liquefaction LLC, 5.00%, 3/15/2027	115,000	116,862
Sunoco LP, 4.88%, 1/15/2023 (a)	45,000	43,200
Transportadora de Gas Internacional SA ESP, Reg. S, 5.70%, 3/20/2022	200,000	203,000
Williams Partners LP, 3.75%, 6/15/2027	85,000	80,259

10

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

DoubleLine NVIT Total Return Tactical Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
YPF SA, Reg. S, 8.50%, 7/28/2025	$100,000	$95,220
Reg. S, 6.95%, 7/21/2027	100,000	85,875

		3,404,123

Paper & Forest Products 0.1%
Georgia-Pacific LLC, 3.60%, 3/1/2025 (a)	101,000	100,544

Personal Products 0.0%†
Coty, Inc., 6.50%, 4/15/2026 (a)	45,000	43,172

Pharmaceuticals 0.3%
Allergan Funding SCS, 3.80%, 3/15/2025	195,000	189,354
AstraZeneca plc, 2.38%, 6/12/2022	80,000	76,952
Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/2023	185,000	159,794

		426,100

Road & Rail 0.0%†
Penske Truck Leasing Co. LP, 4.20%, 4/1/2027 (a)	70,000	68,986

Semiconductors & Semiconductor Equipment 0.1%
Microchip Technology, Inc., 4.33%, 6/1/2023 (a)	165,000	165,281

Software 0.2%
Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/2024 (a)	75,000	83,709
Informatica LLC, 7.13%, 7/15/2023 (a)	80,000	80,818
Sophia LP, 9.00%, 9/30/2023 (a)	80,000	83,990

		248,517

Specialty Retail 0.0%†
PetSmart, Inc., 7.13%, 3/15/2023 (a)	50,000	33,565

Tobacco 0.1%
Reynolds American, Inc., 4.00%, 6/12/2022	195,000	196,214

Trading Companies & Distributors 0.1%
Air Lease Corp., 3.25%, 3/1/2025	170,000	157,729
Beacon Roofing Supply, Inc., 4.88%, 11/1/2025 (a)	90,000	82,746

		240,475

Corporate Bonds (continued)

	Principal Amount	Value

Transportation Infrastructure 0.3%
Adani Ports & Special Economic Zone Ltd., Reg. S, 3.95%, 1/19/2022	$300,000	$294,225
ENA Norte Trust, Reg. S, 4.95%, 4/25/2023	211,226	212,018

		506,243

Wireless Telecommunication Services 0.3%
Bharti Airtel International Netherlands BV, Reg. S, 5.13%, 3/11/2023	300,000	296,387
C&W Senior Financing DAC, Reg. S, 6.88%, 9/15/2027	200,000	191,750
Sprint Corp., 7.13%, 6/15/2024	60,000	60,575

		548,712

Total Corporate Bonds (cost $22,973,019)		22,220,980

Foreign Government Securities 1.8%
ARGENTINA 0.2%
Provincia de Buenos Aires, Reg. S, 7.88%, 6/15/2027	150,000	131,250
Republic of Argentina, 6.88%, 1/26/2027	300,000	264,000

		395,250

CHILE 0.3%
Republic of Chile, 3.13%, 3/27/2025	500,000	482,500

ISRAEL 0.2%
Israel Government Bond, 4.00%, 6/30/2022	400,000	410,123

MALAYSIA 0.2%
Malaysia Sovereign Sukuk Bhd., Reg. S, 3.04%, 4/22/2025	300,000	285,762

MEXICO 0.3%
United Mexican States, 4.00%, 10/2/2023	500,000	501,500

PANAMA 0.3%
Republic of Panama, 4.00%, 9/22/2024	500,000	503,750

PHILIPPINES 0.3%
Republic of Philippines, 4.20%, 1/21/2024	500,000	509,978

Total Foreign Government Securities (cost $3,273,380)		3,088,863

11

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

DoubleLine NVIT Total Return Tactical Fund (Continued)

Mortgage-Backed Securities 17.4%

	Principal Amount	Value

FHLMC Gold Pool
Pool# T65102 2.50%, 10/1/2042	$3,762,915	$3,500,492
Pool# V83144 4.00%, 4/1/2047	3,506,224	3,582,754
Pool# Q50135 3.50%, 8/1/2047	7,570,694	7,538,156
Pool# G08775 4.00%, 8/1/2047	2,736,268	2,793,065
Pool# Q51461 3.50%, 10/1/2047	2,891,718	2,878,506
FNMA Pool
Pool# BE2453 3.00%, 12/1/2046	3,787,194	3,674,282
Pool# MA2888 2.50%, 1/1/2047	2,981,499	2,793,660
Pool# AS9937 3.00%, 7/1/2047	2,794,826	2,711,453

Total Mortgage-Backed Securities (cost $30,397,692)		29,472,368

U.S. Treasury Obligations 12.3%
U.S. Treasury Bonds 3.13%, 2/15/2043	2,450,000	2,515,174
3.00%, 11/15/2045	1,600,000	1,605,625
2.50%, 2/15/2046	1,000,000	909,180
U.S. Treasury Inflation Linked Notes 0.13%, 4/15/2022 (g)	300,000	302,707
0.38%, 7/15/2027 (g)	350,000	348,751
U.S. Treasury Notes 0.75%, 9/30/2018	1,150,000	1,146,500
1.50%, 5/31/2020	2,150,000	2,108,512
2.13%, 1/31/2021	2,750,000	2,717,236
1.75%, 3/31/2022	1,900,000	1,837,062
2.13%, 2/29/2024	2,800,000	2,704,625
2.25%, 11/15/2025	1,800,000	1,731,164
1.63%, 5/15/2026	3,200,000	2,927,125

Total U.S. Treasury Obligations (cost $21,225,609)		20,853,661

Investment Company 4.5%

	Shares

Fixed Income Fund 4.5%
DoubleLine Floating Rate Fund, Class I	763,356	7,519,052

Total Investment Company (cost $7,600,000)		7,519,052

Total Investments (cost $170,037,297) — 98.4%		166,219,512

Other assets in excess of liabilities — 1.6%		2,689,011

NET ASSETS — 100.0%		$168,908,523

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at June 30, 2018 was $23,233,893 which represents 13.76% of net assets.

(b)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of June 30, 2018.

(c)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at June 30, 2018.

(d)	Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on June 30, 2018. The maturity date reflects the next call date.

(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of June 30, 2018.

(f)	Zero Coupon Security. Debt security that pays no cash income but is sold at substantial discount from its value at maturity.

(g)	Principal amounts are not adjusted for inflation.

†	Amount rounds to less than 0.1%.

CLO	Collateralized Loan Obligations

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

ICE	Intercontinental Exchange

IO	Interest only

LIBOR	London Interbank Offered Rate

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

DoubleLine NVIT Total Return Tactical Fund
Assets:
Investment securities, at value (cost $170,037,297)	$166,219,512
Cash	2,412,753
Interest receivable	819,299
Receivable for investments sold	349,948
Receivable for capital shares issued	11,787
Reimbursement from investment adviser (Note 3)	19,714
Prepaid offering costs	11,835
Prepaid expenses	3,614

Total Assets	169,848,462

Liabilities:
Payable for investments purchased	573,826
Payable for capital shares redeemed	214,722
Accrued expenses and other payables:
Investment advisory fees	77,312
Fund administration fees	19,583
Distribution fees	41
Administrative servicing fees	81
Accounting and transfer agent fees	5,757
Trustee fees	8
Custodian fees	792
Compliance program costs (Note 3)	19
Offering costs	28,325
Professional fees	435
Printing fees	15,425
Other	3,613

Total Liabilities	939,939

Net Assets	$168,908,523

Represented by:
Capital	$170,732,788
Accumulated undistributed net investment income	2,653,724
Accumulated net realized losses from investment securities	(660,204)
Net unrealized appreciation/(depreciation) in investment securities	(3,817,785)

Net Assets	$168,908,523

Net Assets:
Class I Shares	$4,961
Class II Shares	427,211
Class Y Shares	168,476,351

Total	$168,908,523

13

Statement of Assets and Liabilities (Continued)

June 30, 2018 (Unaudited)

DoubleLine NVIT Total Return Tactical Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	502
Class II Shares	43,249
Class Y Shares	17,039,436

Total	17,083,187

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.88
Class II Shares	$9.88
Class Y Shares	$9.89

The accompanying notes are an integral part of these financial statements.

14

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

DoubleLine NVIT Total Return Tactical Fund
INVESTMENT INCOME:
Interest income	$2,989,545
Dividend income	143,472
Foreign tax withholding	(713)

Total Income	3,132,304

EXPENSES:
Investment advisory fees	480,409
Fund administration fees	57,277
Distribution fees Class II	81
Administrative servicing fees Class I	5
Administrative servicing fees Class II	81
Professional fees	19,565
Printing fees	7,406
Trustee fees	2,500
Custodian fees	3,080
Offering costs	19,836
Accounting and transfer agent fees	10,587
Compliance program costs (Note 3)	191
Other	3,519

Total expenses before fees waived and expenses reimbursed	604,537

Distribution fees waived — Class II	(32)
Expenses reimbursed by adviser (Note 3)	(123,921)

Net Expenses	480,584

NET INVESTMENT INCOME	2,651,720

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from transactions in investment securities	(588,291)
Net change in unrealized appreciation/depreciation in the value of investment securities	(3,193,398)

Net realized/unrealized losses	(3,781,689)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,129,969)

The accompanying notes are an integral part of these financial statements.

15

Statements of Changes in Net Assets

	DoubleLine NVIT Total Return Tactical Fund
	Six Months Ended June 30, 2018 (Unaudited)	Period Ended December 31, 2017 (a)
Operations:
Net investment income	$2,651,720	$765,155
Net realized losses	(588,291)	(64,545)
Net change in unrealized appreciation/depreciation	(3,193,398)	(624,387)

Change in net assets resulting from operations	(1,129,969)	76,223

Distributions to Shareholders From:
Net investment income:
Class I	–	(22)
Class II	–	(20)
Class Y	–	(809,055)

Change in net assets from shareholder distributions	–	(809,097)

Change in net assets from capital transactions	3,365,624	167,405,742

Change in net assets	2,235,655	166,672,868

Net Assets:
Beginning of period	166,672,868	–

End of period	$168,908,523	$166,672,868

Accumulated undistributed net investment income at end of period	$2,653,724	$2,004

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$–	$5,000
Dividends reinvested	–	22
Cost of shares redeemed	–	–

Total Class I Shares	–	5,022

Class II Shares
Proceeds from shares issued	572,537	5,000
Dividends reinvested	–	20
Cost of shares redeemed	(152,070)	–

Total Class II Shares	420,467	5,020

Class Y Shares
Proceeds from shares issued	7,742,793	167,460,400
Dividends reinvested	–	809,055
Cost of shares redeemed	(4,797,636)	(873,755)

Total Class Y Shares	2,945,157	167,395,700

Change in net assets from capital transactions	$3,365,624	$167,405,742

SHARE TRANSACTIONS:
Class I Shares
Issued	–	500
Reinvested	–	2
Redeemed	–	–

Total Class I Shares	–	502

16

Statements of Changes in Net Assets (Continued)

	DoubleLine NVIT Total Return Tactical Fund
	Six Months Ended June 30, 2018 (Unaudited)	Period Ended December 31, 2017 (a)

SHARE TRANSACTIONS: (continued)
Class II Shares
Issued	58,186	500
Reinvested	–	2
Redeemed	(15,439)	–

Total Class II Shares	42,747	502

Class Y Shares
Issued	786,663	16,746,347
Reinvested	–	81,230
Redeemed	(487,416)	(87,388)

Total Class Y Shares	299,247	16,740,189

Total change in shares	341,994	16,741,193

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from October 17, 2017 (commencement of operations) through December 31, 2017.

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

DoubleLine NVIT Total Return Tactical Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Losses from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Six Months Ended June 30, 2018 (Unaudited)	$9.96	0.15	(0.23)	(0.08)	—	—	$9.88	(0.80%	)	$4,961	0.80%	3.04%	0.97%	18.13%
Period Ended December 31, 2017 (g)	$10.00	0.04	(0.04)	—	(0.04)	(0.04)	$9.96	0.03%		$5,000	0.80%	1.96%	42.76%	69.88%

Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$9.96	0.16	(0.24)	(0.08)	—	—	$9.88	(0.80%	)	$427,211	0.96%	3.37%	1.22%	18.13%
Period Ended December 31, 2017 (g)	$10.00	0.04	(0.04)	—	(0.04)	(0.04)	$9.96	0.01%		$4,999	0.97%	1.84%	43.02%	69.88%

Class Y Shares
Six Months Ended June 30, 2018 (Unaudited)	$9.96	0.16	(0.23)	(0.07)	—	—	$9.89	(0.70%	)	$168,476,351	0.58%	3.20%	0.73%	18.13%
Period Ended December 31, 2017 (g)	$10.00	0.05	(0.04)	0.01	(0.05)	(0.05)	$9.96	0.09%		$166,662,869	0.58%	2.27%	0.74%	69.88%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from October 17, 2017 (commencement of operations) through December 31, 2017. Total return is calculated based on inception date of October 16, 2017 through December 31, 2017.

The accompanying notes are an integral part of these financial statements.

18

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Doubleline NVIT Total Return Tactical Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, other unaffiliated insurance companies, and other series of the Trust that operate as fund-of-funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

19

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company and are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading;

20

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise; they are classified as Level 3 investments within the hierarchy.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$19,309,742	$—	$19,309,742
Collateralized Mortgage Obligations	—	52,134,185	—	52,134,185
Commercial Mortgage-Backed Securities	—	11,620,661	—	11,620,661
Corporate Bonds	—	22,220,980	—	22,220,980
Foreign Government Securities	—	3,088,863	—	3,088,863
Investment Company	7,519,052	—	—	7,519,052
Mortgage-Backed Securities	—	29,472,368	—	29,472,368
U.S. Treasury Obligations	—	20,853,661	—	20,853,661
Total	$7,519,052	$158,700,460	$—	$166,219,512

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency

21

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Dividend income is recorded on the ex-dividend date, and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

22

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected DoubleLine Capital LP (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

23

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.58%
$500 million up to $1 billion	0.555%
$1 billion and more	0.53%

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate before expense reimbursements was 0.58% and after expense reimbursements, stemming from the expense limitation agreement described below, was 0.43%. From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Subadviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the six months ended June 30, 2018, the Subadviser reimbursed $17,580.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.58% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2018, the cumulative potential reimbursements for the Fund, listed by the period in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2017 Amount(a)	Six Months Ended June 30, 2018 Amount	Total
$48,509	$123,921	$172,430
(a)	For the period from October 17, 2017 (commencement of operations) through December 31, 2017.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

24

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $57,277 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $191.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.10% of these fees for Class II shares of the Fund until at least April 30, 2019. During the six months ended June 30, 2018, the waiver of such distribution fees by NFD amounted to $32 for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.22% and 0.24% for Class I and Class II shares, respectively, for a total amount of $86.

4. Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of

25

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

The Fund is not yet a party to this agreement, although it will be added as a party upon renewal of the agreement.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $36,707,004 and sales of $29,555,146 (excluding short-term securities). These figures include purchases and sales of long-term U.S. Government securities, if any.

For the six months ended June 30, 2018, the Fund had purchases of $6,676,673 and sales of $10,291,679 of U.S. Government securities (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain

26

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with Variable Rate Securities

Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal National Mortgage Association Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie Macs”), but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment

27

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Stripped Mortgage Securities — Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

28

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Risks from Underlying Funds

The Underlying Fund in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. Information about Underlying Fund risks may be found in such Underlying Fund’s annual or semiannual report to shareholders.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

9.  Federal Tax Information

As of June 30, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$170,038,415	$290,582	$(4,109,485)	$(3,818,903)

29

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit and Interfund Lending”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

30

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

31

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

32

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

33

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

34

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

35

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

36

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

37

Semiannual Report

June 30, 2018 (Unaudited)

NVIT Core Bond Fund

SAR-CB 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT Core Bond Fund

Asset Allocation†

Corporate Bonds	46.0%
Asset-Backed Securities	17.4%
Mortgage-Backed Securities	13.3%
U.S. Treasury Obligations	12.3%
Commercial Mortgage-Backed Securities	4.8%
Collateralized Mortgage Obligations	2.5%
Repurchase Agreements	2.3%
U.S. Government Agency Securities	1.4%
Municipal Bonds	1.1%
Loan Participations	0.7%
Futures	0.1%
Liabilities in excess of other assets	(1.9)%
100.0%

Top Industries††

Banks	6.0%
Oil, Gas & Consumable Fuels	5.9%
Equity Real Estate Investment Trusts (REITs)	2.8%
Insurance	2.4%
Diversified Financial Services	2.1%
Multi-Utilities	2.0%
Electric Utilities	2.0%
Diversified Telecommunication Services	2.0%
Consumer Finance	1.8%
Capital Markets	1.8%
Other Industries*	71.2%
100.0%

Top Holdings††

FNMA, 3.00%, 11/1/2046	2.9%
U.S. Treasury Notes, 3.63%, 8/15/2019	2.8%
U.S. Treasury Notes, 2.00%, 5/31/2024	2.7%
FNMA, 3.00%, 9/1/2046	2.0%
FNMA, 4.00%, 10/1/2047	1.5%
FNMA, 3.00%, 1/1/2047	1.5%
U.S. Treasury Notes, 3.13%, 5/15/2019	1.4%
NRZ Advance Receivables Trust Advance Receivables Backed, 2.83%, 10/16/2051	1.3%
Tennessee Valley Authority, 5.88%, 4/1/2036	1.0%
U.S. Treasury Notes, 2.25%, 10/31/2024	0.9%
Other Holdings*	82.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Percentages indicated are based upon total investments as of June 30, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	NVIT Core Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Core Bond Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)
Class I Shares	Actual	(b)	1,000.00	983.30	2.90	0.59
	Hypothetical	(b)(c)	1,000.00	1,021.87	2.96	0.59
Class II Shares	Actual	(b)	1,000.00	982.30	4.13	0.84
	Hypothetical	(b)(c)	1,000.00	1,020.63	4.21	0.84
Class Y Shares	Actual	(b)	1,000.00	983.30	2.16	0.44
	Hypothetical	(b)(c)	1,000.00	1,022.61	2.21	0.44

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT Core Bond Fund

Asset-Backed Securities 17.4%

	Principal Amount	Value

Airlines 3.4%
Air Canada Pass-Through Trust, Series 2015-1, Class B, 3.88%, 3/15/2023 (a)	$10,612,198	$10,346,893
American Airlines Pass-Through Trust
Series 2013-2, Class A, 4.95%, 1/15/2023	8,060,595	8,307,652
Series 2015-1, Class B, 3.70%, 5/1/2023	3,611,720	3,522,556
Series 2017-1, Class B, 4.95%, 2/15/2025	3,268,125	3,313,879
Series 2016-3, Class B, 3.75%, 10/15/2025	2,389,521	2,313,810
British Airways Pass-Through Trust, Series 2013-1, Class A, 4.63%, 6/20/2024 (a)	7,935,293	8,132,088
Continental Airlines Pass-Through Trust, Series 2000-2, Class A-1, 7.71%, 4/2/2021	62,647	67,070
Spirit Airlines Pass-Through Trust, Series 2015-1A, Class A, 4.10%, 4/1/2028	6,911,372	6,881,653
United Airlines Pass-Through Trust, Series 2016-1, Class B, 3.65%, 1/7/2026	8,500,000	8,273,081

		51,158,682

Automobiles 2.6%
Credit Acceptance Auto Loan Trust
Series 2016-3A, Class A, 2.15%, 4/15/2024 (a)	4,545,000	4,514,528
Series 2017-1A, Class A, 2.56%, 10/15/2025 (a)	8,000,000	7,955,083
Series 2017-2A, Class A, 2.55%, 2/17/2026 (a)	6,250,000	6,182,336
First Investors Auto Owner Trust
Series 2015-1A, Class A3, 1.71%, 11/16/2020 (a)	574,182	573,852
Series 2017-2A, Class A2, 2.27%, 7/15/2022 (a)	6,900,000	6,823,331
Flagship Credit Auto Trust, Series 2016-1, Class A, 2.77%, 12/15/2020 (a)	2,497,029	2,497,709
NextGear Floorplan Master Owner Trust, Series 2015-2A, Class A, 2.38%, 10/15/2020 (a)	11,019,000	11,009,801

		39,556,640

Home Equity 0.7%
RASC Trust, Series 2005-KS12, Class M2, 2.55%, 1/25/2036 (b)	10,000,000	9,908,861

Other 10.7%
American Homes 4 Rent Trust
Series 2014-SFR3, Class A, 3.68%, 12/17/2036 (a)	7,498,137	7,510,145
Series 2015-SFR1, Class A, 3.47%, 4/17/2052 (a)	7,536,293	7,463,358
AMMC CLO 22 Ltd.
Series 2018-22A, Class A, 3.37%, 4/25/2031 (a)(b)	7,500,000	7,455,578

Asset-Backed Securities (continued)

	Principal Amount	Value

Other (continued)
Series 2018-22A, Class B, 3.79%, 4/25/2031 (a)(b)	$5,000,000	$4,961,805
Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL1, Class A, 4.00%, 10/28/2064 (a)(b)	5,525,052	5,573,340
Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL2, Class A, 4.00%, 6/28/2054 (a)(b)	6,680,215	6,738,584
Cedar Funding VIII Clo Ltd., Series 2017-8A, Class A2, 3.70%, 10/17/2030 (a)(b)	6,500,000	6,538,103
CVS Pass-Through Trust, 6.94%, 1/10/2030	10,031,569	11,277,416
Dryden 49 Senior Loan Fund, Series 2017-49A, Class B, 4.06%, 7/18/2030 (a)(b)	8,000,000	8,028,984
Golden Bear LLC, Series 2016-1A, Class A, 3.75%, 9/20/2047 (a)	6,006,414	5,876,753
Goodgreen Trust, Series 2017-1A, Class A, 3.74%, 10/15/2052 (a)	934,457	936,290
HERO Funding Trust
Series 2015-2A, Class A, 3.99%, 9/20/2040 (a)	6,887,713	7,007,724
Series 2014-2A, Class A, 3.99%, 9/21/2040 (a)	2,154,113	2,211,424
Invitation Homes Trust, Series 2018-SFR3, Class A, 3.00%, 7/17/2037 (a)(b)	8,000,000	7,999,464
Neuberger Berman Loan Advisers CLO 24 Ltd., Series 2017-24A, Class A, 3.59%, 4/19/2030 (a)(b)	6,000,000	6,011,208
Newcastle Mortgage Securities Trust, Series 2006-1, Class M2, 2.46%, 3/25/2036 (b)	12,000,000	11,912,208
NRZ Advance Receivables Trust Advance Receivables Backed, Series 2016-T3, Class AT3, 2.83%, 10/16/2051 (a)	20,000,000	19,512,280
Oak Hill Advisors Residential Loan Trust, Series 2017-NPL1, Class A1, 3.00%, 6/25/2057 (a)(c)	1,275,032	1,263,167
Ocwen Master Advance Receivables Trust, Series 2016-T2, Class AT2, 2.72%, 8/16/2049 (a)	8,150,000	8,106,707
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-WCH1, Class M4, 3.34%, 1/25/2036 (b)	1,764,000	1,772,283
Renew, Series 2018-1, Class A, 3.95%, 9/20/2053 (a)	7,875,000	7,926,865
Structured Asset Investment Loan Trust, Series 2004-7, Class A7, 2.93%, 8/25/2034 (b)	4,387,858	4,401,527
Thacher Park CLO Ltd., Series 2014-1A, Class BR, 3.91%, 10/20/2026 (a)(b)	10,000,000	9,990,800
TLF National Tax Lien Trust, Series 2017-1A, Class A, 3.09%, 12/15/2029 (a)	1,867,160	1,865,975

5

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Core Bond Fund (Continued)

Asset-Backed Securities (continued)

	Principal Amount	Value

Other (continued)
VOLT LIV LLC, Series 2017-NPL1, Class A1, 3.50%, 2/25/2047 (a)(c)	$298,293	$298,261

		162,640,249

Total Asset-Backed Securities (cost $263,028,565)		263,264,432

Collateralized Mortgage Obligations 2.5%
Chase Mortgage Trust
Series 2016-1, Class M2, 3.75%, 4/25/2045 (a)(b)	2,055,948	2,039,358
Series 2016-2, Class M2, 3.75%, 12/25/2045 (a)(b)	11,952,912	11,849,282
Citigroup Mortgage Loan Trust,
Series 2015-A, Class A1, 3.50%, 6/25/2058 (a)(b)	2,059,609	2,047,942
FHLMC REMICS
Series 2653, Class C, 3.88%, 6/15/2023	894,121	896,461
Series 3665, Class KA, 3.00%, 5/15/2036	834,676	833,988
FNMA REMICS
Series 2007-6, Class PA, 5.50%, 2/25/2037	219,344	228,560
Series 2010-122, Class TG, 3.00%, 4/25/2039	819,491	815,437
Series 2009-78, Class BM, 4.00%, 6/25/2039	700,205	713,928
GNMA REMICS
Series 2010-37, Class ML, 4.50%, 12/20/2038	2,481,001	2,522,605
Series 2010-112, Class QM, 2.50%, 9/20/2039	1,066,522	1,043,200
Impac Secured Assets Corp., Series 2004-3, Class 1A5, 3.03%, 11/25/2034 (b)	169,353	169,291
New Residential Mortgage Loan Trust
Series 2014-2A, Class A3, 3.75%, 5/25/2054 (a)(b)	1,559,444	1,565,657
Series 2016-4A, Class A1, 3.75%, 11/25/2056 (a)(b)	2,604,452	2,606,915
Series 2017-1A, Class A1, 4.00%, 2/25/2057 (a)(b)	2,670,281	2,692,413
Series 2018-2A, Class A1, 4.50%, 2/25/2058 (a)(b)	3,368,353	3,453,235
RCO Trust, Series 2017-INV1, Class A, 3.20%, 11/25/2052 (a)(b)	3,636,801	3,665,588

Total Collateralized Mortgage Obligations (cost $37,794,108)		37,143,860

Commercial Mortgage-Backed Securities 4.8%
AOA Mortgage Trust, Series 2015-1177, Class A, 2.96%, 12/13/2029 (a)	5,000,000	4,921,319
BB-UBS Trust, Series 2012-SHOW, Class B, 3.88%, 11/5/2036 (a)	5,000,000	4,991,074
CityLine Commercial Mortgage Trust, Series 2016-CLNE, Class A, 2.87%, 11/10/2031 (a)(b)	7,388,000	7,135,267

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

COMM Mortgage Trust, Series 2014-TWC, Class B, 3.65%, 2/13/2032 (a)(b)	$10,000,000	$10,008,108
CSMC Trust, Series 2015-GLPA, Class A, 3.88%, 11/15/2037 (a)	10,000,000	10,141,470
DBUBS Mortgage Trust, Series 2011-LC1A, Class A3, 5.00%, 11/10/2046 (a)	2,250,000	2,316,938
LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, 6.32%, 4/15/2041 (b)	460	460
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class 300B, 4.00%, 8/15/2031	10,500,000	10,468,424
Morgan Stanley Capital I Trust Series 2014-CPT, Class AM, 3.52%, 7/13/2029 (a)(b)	3,500,000	3,493,046
Series 2014-CPT, Class C, 3.56%, 7/13/2029 (a)(b)	11,000,000	10,867,864
Series 2011-C1, Class A4, 5.03%, 9/15/2047 (a)(b)	2,976,420	3,081,290
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class A4, 3.62%, 9/15/2057	5,000,000	4,995,817

Total Commercial Mortgage-Backed Securities (cost $74,166,218)		72,421,077

Corporate Bonds 46.0%
Aerospace & Defense 0.8%
Huntington Ingalls Industries, Inc., 3.48%, 12/1/2027	3,750,000	3,524,250
Lockheed Martin Corp., 3.55%, 1/15/2026	5,250,000	5,159,582
United Technologies Corp., 4.15%, 5/15/2045	3,000,000	2,786,487

		11,470,319

Automobiles 0.9%
Hyundai Capital America, 2.88%, 8/9/2018 (a)	5,000,000	4,999,272
2.60%, 3/19/2020 (a)	8,000,000	7,869,600

		12,868,872

Banks 6.2%
Bank of America Corp., 4.20%, 8/26/2024 (d)	5,000,000	5,026,096
Series L, 3.95%, 4/21/2025	3,500,000	3,427,671
4.25%, 10/22/2026	3,000,000	2,964,488
Series L, 4.18%, 11/25/2027	4,000,000	3,895,591
BNP Paribas SA, 4.38%, 5/12/2026 (a)(d)	3,500,000	3,395,660
Citigroup, Inc., 2.50%, 7/29/2019	5,000,000	4,977,570
4.45%, 9/29/2027	5,000,000	4,918,160
Citizens Financial Group, Inc., 4.35%, 8/1/2025	6,200,000	6,132,322
4.30%, 12/3/2025	4,000,000	3,974,288

6

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Core Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
Cooperatieve Rabobank UA, 4.63%, 12/1/2023	$5,000,000	$5,036,363
HSBC Bank USA NA, 4.88%, 8/24/2020	3,000,000	3,091,971
HSBC Holdings plc, 4.38%, 11/23/2026	5,000,000	4,914,972
Huntington Bancshares, Inc., 7.00%, 12/15/2020 (d)	2,500,000	2,696,982
2.30%, 1/14/2022 (d)	5,000,000	4,801,568
ING Groep NV, 3.95%, 3/29/2027	5,000,000	4,879,879
JPMorgan Chase & Co., Series I, (ICE LIBOR USD 3 Month + 3.47%), 5.83%, 10/30/2018 (e)(f)	1,000,000	1,007,500
3.88%, 9/10/2024	3,000,000	2,972,178
4.95%, 6/1/2045	1,500,000	1,526,664
People’s United Bank NA, 4.00%, 7/15/2024	2,000,000	1,994,422
PNC Bank NA, 2.70%, 11/1/2022	10,300,000	9,901,178
UBS Group Funding Switzerland AG, 2.95%, 9/24/2020 (a)	5,000,000	4,947,304
2.65%, 2/1/2022 (a)	5,000,000	4,816,983
4.13%, 4/15/2026 (a)	2,000,000	1,979,363

		93,279,173

Beverages 0.7%
Anheuser-Busch InBev Finance, Inc., 3.65%, 2/1/2026	5,000,000	4,894,718
4.90%, 2/1/2046	2,000,000	2,056,757
Anheuser-Busch InBev Worldwide, Inc., 4.00%, 4/13/2028	3,000,000	2,993,032

		9,944,507

Biotechnology 1.0%
AbbVie, Inc., 3.60%, 5/14/2025	6,000,000	5,811,048
3.20%, 5/14/2026	2,000,000	1,867,495
Celgene Corp., 4.63%, 5/15/2044	2,350,000	2,181,332
Gilead Sciences, Inc., 4.80%, 4/1/2044	3,000,000	3,126,818
4.50%, 2/1/2045	2,500,000	2,498,855

		15,485,548

Capital Markets 1.8%
Credit Suisse Group AG, (ICE LIBOR USD 3 Month + 1.41%), 3.87%, 1/12/2029 (a)(f)	3,000,000	2,820,986
FMR LLC,
7.49%, 6/15/2019 (a)	3,250,000	3,384,521
6.50%, 12/14/2040 (a)	3,000,000	3,751,350
5.15%, 2/1/2043 (a)	1,000,000	1,102,610
Morgan Stanley, 5.75%, 1/25/2021	2,000,000	2,114,491
(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028 (f)	5,000,000	4,752,235
(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (f)	5,000,000	4,816,643
S&P Global, Inc., 4.50%, 5/15/2048	4,250,000	4,287,673

		27,030,509

Corporate Bonds (continued)

	Principal Amount	Value

Chemicals 1.2%
CF Industries, Inc., 7.13%, 5/1/2020	$2,346,000	$2,477,963
Cytec Industries, Inc., 3.95%, 5/1/2025	5,750,000	5,711,856
Mosaic Global Holdings, Inc., 7.38%, 8/1/2018	5,000,000	5,016,890
Nutrien Ltd., 7.13%, 5/23/2036	1,500,000	1,926,798
5.25%, 1/15/2045	2,500,000	2,587,515

		17,721,022

Commercial Services & Supplies 0.2%
Aramark Services, Inc., 5.00%, 2/1/2028 (a)(d)	3,300,000	3,151,500

Consumer Finance 1.8%
Ford Motor Credit Co. LLC, 3.16%, 8/4/2020 (d)	5,500,000	5,462,054
3.22%, 1/9/2022	3,500,000	3,424,029
3.10%, 5/4/2023	2,000,000	1,904,664
3.81%, 1/9/2024	3,750,000	3,640,057
Navient Solutions LLC, 0.00%, 10/3/2022 (g)	14,956,000	13,040,889

		27,471,693

Containers & Packaging 0.1%
Ball Corp., 4.88%, 3/15/2026 (d)	2,250,000	2,241,562

Diversified Financial Services 2.2%
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/2020	10,713,000	10,471,750
HERO Funding Trust, Series 2015-3, Class A, 4.28%, 9/20/2041	2,909,721	2,970,645
High Street Funding Trust II, 4.68%, 2/15/2048 (a)	3,750,000	3,729,638
Shell International Finance BV, 3.25%, 5/11/2025	4,000,000	3,919,272
4.38%, 5/11/2045	3,000,000	3,074,651
Siemens Financieringsmaatschappij NV, 3.25%, 5/27/2025 (a)	9,000,000	8,784,183

		32,950,139

Diversified Telecommunication Services 2.0%
AT&T, Inc., 3.40%, 5/15/2025	1,500,000	1,406,609
4.10%, 2/15/2028 (a)(d)	2,500,000	2,388,932
4.30%, 2/15/2030 (a)	11,522,000	10,875,689
CCO Holdings LLC, 5.13%, 2/15/2023	500,000	494,845
5.75%, 2/15/2026 (a)	1,800,000	1,768,500
5.13%, 5/1/2027 (a)	5,000,000	4,678,125
Verizon Communications, Inc., 3.50%, 11/1/2024	4,000,000	3,868,919
3.38%, 2/15/2025	4,980,000	4,767,232

		30,248,851

7

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Core Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Electric Utilities 2.0%
Entergy Arkansas, Inc., 3.50%, 4/1/2026	$8,255,000	$8,143,644
4.00%, 6/1/2028	3,750,000	3,791,902
Indiana Michigan Power Co., 3.85%, 5/15/2028	10,000,000	10,025,756
ITC Holdings Corp., 3.65%, 6/15/2024	7,000,000	6,910,557
Public Service Co. of Colorado, 2.90%, 5/15/2025	2,000,000	1,917,672

		30,789,531

Energy Equipment & Services 0.9%
Helmerich & Payne International Drilling Co., 4.65%, 3/15/2025	1,200,000	1,239,014
Rowan Cos., Inc., 4.88%, 6/1/2022 (d)	2,830,000	2,674,350
4.75%, 1/15/2024 (d)	5,000,000	4,312,500
Schlumberger Holdings Corp., 4.00%, 12/21/2025 (a)	5,000,000	4,983,306

		13,209,170

Equity Real Estate Investment Trusts (REITs) 2.8%
Corporate Office Properties LP, 3.70%, 6/15/2021	12,500,000	12,399,643
Kite Realty Group LP, 4.00%, 10/1/2026	3,750,000	3,392,137
Liberty Property LP, 3.38%, 6/15/2023	1,000,000	979,542
3.75%, 4/1/2025	9,000,000	8,805,645
Piedmont Operating Partnership LP, 4.45%, 3/15/2024	10,000,000	10,061,296
WEA Finance LLC, 2.70%, 9/17/2019 (a)	7,000,000	6,970,977

		42,609,240

Food & Staples Retailing 0.4%
CVS Pass-Through Trust, 6.04%, 12/10/2028	5,760,443	6,133,872

Food Products 0.7%
Conagra Brands, Inc., 4.95%, 8/15/2020	1,091,000	1,123,534
Grupo Bimbo SAB de CV, 3.88%, 6/27/2024 (a)	4,000,000	3,911,805
McCormick & Co., Inc., 3.15%, 8/15/2024	3,500,000	3,345,104
3.40%, 8/15/2027 (d)	3,000,000	2,836,360

		11,216,803

Health Care Equipment & Supplies 0.1%
Becton Dickinson and Co., 3.73%, 12/15/2024	1,848,000	1,804,112

Health Care Providers & Services 1.2%
CVS Health Corp., 4.30%, 3/25/2028	3,000,000	2,959,227
Dignity Health, 3.13%, 11/1/2022	6,000,000	5,905,246
3.81%, 11/1/2024	4,000,000	3,942,785

Corporate Bonds (continued)

	Principal Amount	Value

Health Care Providers & Services (continued)
Express Scripts Holding Co., 4.75%, 11/15/2021 (d)	$5,000,000	$5,158,531

		17,965,789

Household Durables 0.6%
Newell Brands, Inc., 3.15%, 4/1/2021	2,000,000	1,981,440
3.85%, 4/1/2023	4,000,000	3,940,058
4.20%, 4/1/2026 (d)	4,000,000	3,864,221

		9,785,719

Independent Power and Renewable Electricity Producers 0.3%
Exelon Generation Co. LLC, 4.25%, 6/15/2022	5,000,000	5,117,714

Industrial Conglomerates 0.3%
General Electric Co., 6.00%, 8/7/2019	573,000	592,446
5.30%, 2/11/2021	1,718,000	1,797,344
4.65%, 10/17/2021	1,432,000	1,489,436
5.40%, 5/15/2022	1,125,000	1,184,658

		5,063,884

Insurance 2.4%
Five Corners Funding Trust, 4.42%, 11/15/2023 (a)	4,750,000	4,887,347
Liberty Mutual Group, Inc., 4.95%, 5/1/2022 (a)	8,000,000	8,306,881
MassMutual Global Funding II, 3.60%, 4/9/2024 (a)	3,000,000	2,990,233
Metropolitan Life Global Funding I, 3.45%, 12/18/2026 (a)(d)	7,500,000	7,280,128
Nuveen Finance LLC, 2.95%, 11/1/2019 (a)	2,000,000	1,992,198
4.13%, 11/1/2024 (a)	11,650,000	11,585,988

		37,042,775

Internet & Direct Marketing Retail 0.5%
Amazon.com, Inc., 2.80%, 8/22/2024 (d)	7,500,000	7,226,536

Media 1.3%
21st Century Fox America, Inc., 3.70%, 10/15/2025	4,500,000	4,408,796
Charter Communications Operating LLC, 4.91%, 7/23/2025	5,000,000	5,049,421
Comcast Corp., 3.38%, 8/15/2025	5,500,000	5,275,781
Discovery Communications LLC, 4.90%, 3/11/2026 (d)	5,500,000	5,641,109

		20,375,107

Metals & Mining 0.1%
Glencore Finance Canada Ltd., 4.95%, 11/15/2021 (a)	2,000,000	2,075,800

8

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Core Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Multi-Utilities 2.0%
Ameren Corp., 3.65%, 2/15/2026	$4,900,000	$4,747,050
Ameren Illinois Co., 3.25%, 3/1/2025	5,500,000	5,379,090
Black Hills Corp., 3.95%, 1/15/2026	6,890,000	6,814,068
3.15%, 1/15/2027	2,000,000	1,847,759
DTE Energy Co., Series B, 3.30%, 6/15/2022	4,000,000	3,952,834
Southern Co. Gas Capital Corp., 3.88%, 11/15/2025	7,000,000	6,888,592
3.25%, 6/15/2026	1,250,000	1,186,337

		30,815,730

Oil, Gas & Consumable Fuels 6.0%
Anadarko Petroleum Corp., 5.55%, 3/15/2026 (d)	6,000,000	6,430,299
6.60%, 3/15/2046	2,000,000	2,403,725
Baytex Energy Corp., 5.13%, 6/1/2021 (a)	4,800,000	4,644,000
Canadian Natural Resources Ltd., 2.95%, 1/15/2023	3,000,000	2,894,412
3.85%, 6/1/2027	1,500,000	1,463,489
Continental Resources, Inc., 4.50%, 4/15/2023	5,396,875	5,476,656
3.80%, 6/1/2024	1,500,000	1,463,310
Enbridge Energy Partners LP, 7.38%, 10/15/2045	1,575,000	2,003,899
Energy Transfer Equity LP, 5.50%, 6/1/2027 (d)	4,000,000	4,000,000
Energy Transfer Partners LP, 4.20%, 4/15/2027	4,000,000	3,769,212
6.50%, 2/1/2042	2,000,000	2,060,601
Enterprise Products Operating LLC, 4.85%, 3/15/2044	2,000,000	1,990,950
Kinder Morgan Energy Partners LP, 4.15%, 2/1/2024	5,000,000	4,976,000
Kinder Morgan, Inc., 4.30%, 3/1/2028	3,750,000	3,643,090
5.55%, 6/1/2045	1,500,000	1,509,952
Marathon Oil Corp., 3.85%, 6/1/2025	3,000,000	2,951,311
6.60%, 10/1/2037	2,500,000	2,959,834
MPLX LP, 4.88%, 6/1/2025	1,500,000	1,542,256
4.00%, 3/15/2028	5,500,000	5,230,917
Nexen Energy ULC, 7.40%, 5/1/2028	2,000,000	2,488,448
Petroleos Mexicanos, 3.50%, 1/30/2023	5,000,000	4,733,350
6.35%, 2/12/2048 (a)	1,855,000	1,674,137
Sabine Pass Liquefaction LLC, 5.63%, 3/1/2025	1,500,000	1,595,499
5.88%, 6/30/2026	2,000,000	2,144,989
4.20%, 3/15/2028	1,750,000	1,694,191
Spectra Energy Partners LP, 4.60%, 6/15/2021	2,700,000	2,773,311
4.75%, 3/15/2024	5,500,000	5,613,069
Williams Partners LP, 3.75%, 6/15/2027 (d)	1,000,000	944,226
4.85%, 3/1/2048	3,000,000	2,858,153

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
WPX Energy, Inc., 6.00%, 1/15/2022	$1,299,000	$1,350,960
5.75%, 6/1/2026 (d)	2,400,000	2,393,256

		91,677,502

Pharmaceuticals 1.4%
Allergan Finance LLC, 3.25%, 10/1/2022	7,000,000	6,800,851
Allergan Funding SCS, 3.85%, 6/15/2024	1,500,000	1,472,998
3.80%, 3/15/2025	1,000,000	971,045
Shire Acquisitions Investments Ireland DAC, 3.20%, 9/23/2026	6,000,000	5,498,333
Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/2023 (d)	4,000,000	3,455,000
3.15%, 10/1/2026	3,500,000	2,813,035

		21,011,262

Road & Rail 0.4%
Burlington Northern Santa Fe LLC, 4.90%, 4/1/2044	5,500,000	5,975,703

Semiconductors & Semiconductor Equipment 0.5%
QUALCOMM, Inc., 2.60%, 1/30/2023	8,000,000	7,649,885

Software 0.7%
Microsoft Corp., 3.30%, 2/6/2027 (d)	5,500,000	5,415,742
Oracle Corp., 2.40%, 9/15/2023	5,000,000	4,716,527

		10,132,269

Technology Hardware, Storage & Peripherals 0.6%
Apple, Inc., 3.00%, 2/9/2024	5,250,000	5,142,016
2.45%, 8/4/2026	4,000,000	3,671,369

		8,813,385

Thrifts & Mortgage Finance 0.6%
BPCE SA, 5.70%, 10/22/2023 (a)	3,000,000	3,132,972
4.50%, 3/15/2025 (a)	6,500,000	6,336,770

		9,469,742

Tobacco 1.0%
Altria Group, Inc., 4.75%, 5/5/2021	4,000,000	4,154,280
4.00%, 1/31/2024	3,250,000	3,290,719
Reynolds American, Inc., 4.85%, 9/15/2023	7,000,000	7,276,083

		14,721,082

Trading Companies & Distributors 0.1%
GATX Corp., 5.20%, 3/15/2044	1,000,000	1,038,236

9

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Core Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Water Utilities 0.2%
American Water Capital Corp., 3.85%, 3/1/2024	$2,550,000	$2,583,410

Total Corporate Bonds (cost $708,186,963)		698,167,953

Loan Participations 0.7%
Electrical Equipment 0.1%
Sensata Technologies BV, Term Loan, (ICE LIBOR USD 1 Month + 1.75%), 3.80%, 10/14/2021 (f)	1,844,633	1,844,246

IT Services 0.2%
First Data Corp., 1st Lien New Term Loan, (ICE LIBOR USD 1 Month + 2.00%), 4.09%, 7/8/2022 (f)	2,858,772	2,844,478

Software 0.3%
TIBCO Software, Inc., Tranche B Term Loan, (ICE LIBOR USD 1 Month + 3.50%), 5.60%, 12/4/2020 (f)	4,838,594	4,834,045

Specialty Retail 0.1%
PetSmart Inc., 1st Lien Tranche B Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 5.01%, 3/11/2022 (f)	1,940,000	1,599,763

Total Loan Participation (cost $11,374,327)		11,122,532

Mortgage-Backed Securities 13.3%
FNMA Pool
Pool# 464279 4.30%, 7/1/2021	1,314,274	1,325,970
Pool# 464969 6.34%, 4/1/2028	2,407,785	2,765,637
Pool# 468516 5.17%, 6/1/2028	903,997	959,682
Pool# AM7073 6.41%, 1/1/2030	1,522,639	1,643,361
Pool# 468127 5.70%, 5/1/2041	1,195,933	1,306,210
Pool# AR9398 3.50%, 6/1/2043	2,289,018	2,292,196
Pool# AN0360 3.95%, 12/1/2045	10,000,000	10,007,659
Pool# BC0180 4.00%, 1/1/2046	9,215,335	9,402,077
Pool# AS7908 3.00%, 9/1/2046	31,445,742	30,508,216
Pool# BC9003 3.00%, 11/1/2046	46,284,772	44,904,845
Pool# AS8483 3.00%, 12/1/2046	7,676,369	7,442,784
Pool# MA2863 3.00%, 1/1/2047	23,065,357	22,377,692
Pool# AS8784 3.00%, 2/1/2047	7,492,789	7,269,273
Pool# BE7557 3.50%, 2/1/2047	14,365,319	14,340,760

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# BM2003 4.00%, 10/1/2047	$22,389,694	$22,837,562
Pool# BJ3716 3.50%, 12/1/2047	9,758,674	9,729,227
Pool# MA3210 3.50%, 12/1/2047	4,892,210	4,871,614
Pool# BM3355 3.50%, 2/1/2048	7,819,890	7,799,852

Total Mortgage-Backed Securities (cost $208,942,814)		201,784,617

Municipal Bonds 1.1%
California 0.3%
Northern California Power Agency, RB, Series B, 7.31%, 6/1/2040	3,885,000	5,139,428

District of Columbia 0.8%
Metropolitan Washington Airports Authority, RB
Series D, 7.46%, 10/1/2046	6,000,000	8,815,080
Series D, 8.00%, 10/1/2047	2,000,000	2,782,120

		11,597,200

Total Municipal Bonds (cost $14,370,372)		16,736,628

U.S. Government Agency Securities 1.4%
FHLB, 5.00%, 3/12/2021	5,000,000	5,296,350
Tennessee Valley Authority, 5.88%, 4/1/2036	11,793,000	15,484,928

Total U.S. Government Agency Securities (cost $19,472,406)		20,781,278

U.S. Treasury Obligations 12.3%
U.S. Treasury Bonds, 7.13%, 2/15/2023	1,000,000	1,189,922
U.S. Treasury Notes 0.75%, 8/31/2018	6,000,000	5,988,640
1.25%, 12/15/2018	14,000,000	13,945,313
1.63%, 4/30/2019	10,000,000	9,942,578
3.13%, 5/15/2019	21,000,000	21,141,094
3.63%, 8/15/2019	42,000,000	42,557,813
1.63%, 10/15/2020	2,500,000	2,447,559
2.00%, 8/31/2021 (d)	3,000,000	2,941,523
2.63%, 2/28/2023	5,000,000	4,979,883
2.50%, 3/31/2023 (d)	12,700,000	12,573,000
2.00%, 5/31/2024	43,000,000	41,155,703
2.25%, 10/31/2024	15,000,000	14,520,117
2.75%, 2/28/2025	13,500,000	13,452,012

Total U.S. Treasury Obligations (cost $189,080,399)		186,835,157

10

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Core Bond Fund (Continued)

Repurchase Agreements 2.3%

	Principal Amount	Value

ML Pierce Fenner & Smith, Inc. 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $14,075,214, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $14,354,182. (h)(i)	$14,072,728	$14,072,728
NatWest Markets Securities, Inc. 1.90%, dated 6/27/2018, due 7/3/2018, repurchase price $5,001,584, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.63%, maturing 3/31/2020 - 8/15/2043; total market value $5,100,090. (h)(i)	5,000,000	5,000,000
Nomura Securities International, Inc. 2.10%, dated 6/29/2018, due 7/2/2018, repurchase price $7,001,225, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 8.00%, maturing 7/31/2018 - 8/15/2047; total market value $7,140,000. (h)(i)	7,000,000	7,000,000
Pershing LLC 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $9,001,545, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 11.50%, maturing 7/25/2019 - 4/20/2068; total market value $9,180,000. (h)(i)	9,000,000	9,000,000

Total Repurchase Agreements (cost $35,072,728)		35,072,728

Total Investments (cost $1,561,488,900) — 101.8%		1,543,330,262

Liabilities in excess of other assets — (1.8)%		(26,748,582)

NET ASSETS — 100.0%		$1,516,581,680

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at June 30, 2018 was $423,405,960 which represents 27.92% of net assets.

(b)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of June 30, 2018.

(c)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at June 30, 2018.

(d)

The security or a portion of this security is on loan at June 30, 2018. The total value of securities on loan at June 30, 2018 was $52,647,857, which was collateralized by cash used to purchase repurchase agreements with a total value of $35,072,728 and by $19,277,563 of collateral in the form of U.S Government Treasury Securities, interest rates ranging from 0.00% - 8.75%, and maturity dates ranging from 7/26/2018 - 2/15/2048, a total value of $54,350,290.

(e)	Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on June 30, 2018. The maturity date reflects the next call date.

(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of June 30, 2018.

(g)	Zero Coupon Security. Debt security that pays no cash income but is sold at substantial discount from its value at maturity.

(h)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2018 was $35,072,728.

(i)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

CLO	Collateralized Loan Obligations

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

RB	Revenue Bond

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

Currency:

USD	United States Dollar

11

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Core Bond Fund (Continued)

Futures contracts outstanding as of June 30, 2018 :

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
U.S. Treasury 2 Year Note	366	9/2018	USD	77,529,094	(201,090)
U.S. Treasury Long Bond	1,317	9/2018	USD	190,965,000	716,078

					514,988

Short Contracts
U.S. Treasury 10 Year Note	(1,529)	9/2018	USD	(183,766,688)	318,624
U.S. Treasury 5 Year Note	(1,610)	9/2018	USD	(182,923,672)	624,800

					943,424

					1,458,412

At June 30, 2018, the Fund had $1,361,290 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT Core Bond Fund
Assets:
Investment securities, at value* (cost $1,526,416,172)	$1,508,257,534
Repurchase agreements, at value (cost $35,072,728)	35,072,728
Cash	6,544,861
Deposits with broker for futures contracts	1,361,290
Interest receivable	10,761,917
Security lending income receivable	6,272
Receivable for investments sold	4,379,425
Receivable for capital shares issued	95,756
Receivable for variation margin on futures contracts	91,295
Prepaid expenses	8,200

Total Assets	1,566,579,278

Liabilities:
Payable for investments purchased	8,000,000
Payable for capital shares redeemed	6,300,525
Payable upon return of securities loaned (Note 2)	35,072,728
Accrued expenses and other payables:
Investment advisory fees	493,940
Fund administration fees	47,627
Distribution fees	20,303
Administrative servicing fees	14,089
Accounting and transfer agent fees	2,306
Trustee fees	625
Custodian fees	8,850
Compliance program costs (Note 3)	1,423
Professional fees	23,861
Printing fees	6,274
Other	5,047

Total Liabilities	49,997,598

Net Assets	$1,516,581,680

Represented by:
Capital	$1,517,716,384
Accumulated undistributed net investment income	27,353,449
Accumulated net realized losses from investment securities, futures contracts and option contracts written	(11,787,927)
Net unrealized appreciation/(depreciation) in investment securities	(18,158,638)
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	1,458,412

Net Assets	$1,516,581,680

*	Includes value of securities on loan of $52,647,857 (Note 2).

13

Statement of Assets and Liabilities (Continued)

June 30, 2018 (Unaudited)

NVIT Core Bond Fund
Net Assets:
Class I Shares	$14,151,261
Class II Shares	97,234,984
Class Y Shares	1,405,195,435

Total	$1,516,581,680

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	1,333,093
Class II Shares	9,203,035
Class Y Shares	132,400,511

Total	142,936,639

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.62
Class II Shares	$10.57
Class Y Shares	$10.61

The accompanying notes are an integral part of these financial statements.

14

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT Core Bond Fund
INVESTMENT INCOME:
Interest income	$27,032,471
Income from securities lending (Note 2)	38,989

Total Income	27,071,460

EXPENSES:
Investment advisory fees	3,008,658
Fund administration fees	227,769
Distribution fees Class II Shares	128,068
Administrative servicing fees Class I Shares	10,926
Administrative servicing fees Class II Shares	76,841
Professional fees	52,370
Printing fees	9,335
Trustee fees	23,812
Custodian fees	29,209
Accounting and transfer agent fees	6,141
Compliance program costs (Note 3)	3,010
Other	16,104

Total Expenses	3,592,243

NET INVESTMENT INCOME	23,479,217

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	(1,355,249)
Expiration or closing of futures contracts (Note 2)	(1,648,590)
Expiration or closing of option contracts written (Note 2)	(1,328)

Net realized losses	(3,005,167)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(46,944,729)
Futures contracts (Note 2)	876,860

Net change in unrealized appreciation/depreciation	(46,067,869)

Net realized/unrealized losses	(49,073,036)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(25,593,819)

The accompanying notes are an integral part of these financial statements.

15

Statements of Changes in Net Assets

	NVIT Core Bond Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$23,479,217	$47,459,761
Net realized gains/(losses)	(3,005,167)	1,855,951
Net change in unrealized appreciation/depreciation	(46,067,869)	19,353,229

Change in net assets resulting from operations	(25,593,819)	68,668,941

Distributions to Shareholders From:
Net investment income:
Class I	–	(454,981)
Class II	–	(3,092,870)
Class Y	–	(45,086,551)

Change in net assets from shareholder distributions	–	(48,634,402)

Change in net assets from capital transactions	(31,348,513)	59,260,067

Change in net assets	(56,942,332)	79,294,606

Net Assets:
Beginning of period	1,573,524,012	1,494,229,406

End of period	$1,516,581,680	$1,573,524,012

Accumulated undistributed net investment income at end of period	$27,353,449	$3,874,232

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$917,267	$2,594,602
Dividends reinvested	–	454,981
Cost of shares redeemed	(1,722,255)	(3,313,900)

Total Class I Shares	(804,988)	(264,317)

Class II Shares
Proceeds from shares issued	10,872,689	25,426,952
Dividends reinvested	–	3,092,870
Cost of shares redeemed	(15,247,954)	(25,683,460)

Total Class II Shares	(4,375,265)	2,836,362

Class Y Shares
Proceeds from shares issued	25,367,290	111,375,056
Dividends reinvested	–	45,086,551
Cost of shares redeemed	(51,535,550)	(99,773,585)

Total Class Y Shares	(26,168,260)	56,688,022

Change in net assets from capital transactions	$(31,348,513)	$59,260,067

16

Statements of Changes in Net Assets (Continued)

	NVIT Core Bond Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	86,092	238,387
Reinvested	–	41,989
Redeemed	(162,227)	(303,888)

Total Class I Shares	(76,135)	(23,512)

Class II Shares
Issued	1,022,875	2,338,848
Reinvested	–	286,490
Redeemed	(1,443,641)	(2,367,015)

Total Class II Shares	(420,766)	258,323

Class Y Shares
Issued	2,395,342	10,277,664
Reinvested	–	4,164,730
Redeemed	(4,858,239)	(9,135,454)

Total Class Y Shares	(2,462,897)	5,306,940

Total change in shares	(2,959,798)	5,541,751

Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Core Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (b)(e)
Class I Shares
Six Months Ended June 30, 2018 (Unaudited)	$10.80	0.16	(0.34)	(0.18)	–	–	–	$10.62	(1.67%	)	$14,151,261	0.59%	2.94%	0.59%	15.91%
Year Ended December 31, 2017	$10.66	0.32	0.15	0.47	(0.33)	–	(0.33)	$10.80	4.40%		$15,215,669	0.59%	2.94%	0.59%	37.76%
Year Ended December 31, 2016	$10.46	0.32	0.24	0.56	(0.34)	(0.02)	(0.36)	$10.66	5.35%		$15,269,054	0.59%	2.91%	0.59%	65.34%
Year Ended December 31, 2015	$10.92	0.33	(0.41)	(0.08)	(0.33)	(0.05)	(0.38)	$10.46	(0.72%	)	$13,877,606	0.59%	2.99%	0.59%	26.89%
Year Ended December 31, 2014	$10.69	0.31	0.23	0.54	(0.31)	–	(0.31)	$10.92	5.06%		$16,257,526	0.59%	2.79%	0.59%	31.66%
Year Ended December 31, 2013	$11.31	0.30	(0.51)	(0.21)	(0.29)	(0.12)	(0.41)	$10.69	(1.91%	)	$13,398,109	0.60%	2.68%	0.60%	33.61%

Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$10.76	0.14	(0.33)	(0.19)	–	–	–	$10.57	(1.77%	)	$97,234,984	0.84%	2.69%	0.84%	15.91%
Year Ended December 31, 2017	$10.62	0.29	0.15	0.44	(0.30)	–	(0.30)	$10.76	4.18%		$103,549,044	0.84%	2.68%	0.84%	37.76%
Year Ended December 31, 2016	$10.43	0.29	0.23	0.52	(0.31)	(0.02)	(0.33)	$10.62	5.00%		$99,499,029	0.84%	2.66%	0.84%	65.34%
Year Ended December 31, 2015	$10.88	0.30	(0.40)	(0.10)	(0.30)	(0.05)	(0.35)	$10.43	(0.88%	)	$97,493,594	0.84%	2.73%	0.84%	26.89%
Year Ended December 31, 2014	$10.66	0.28	0.22	0.50	(0.28)	–	(0.28)	$10.88	4.68%		$102,727,503	0.84%	2.54%	0.84%	31.66%
Year Ended December 31, 2013	$11.28	0.27	(0.51)	(0.24)	(0.26)	(0.12)	(0.38)	$10.66	(2.13%	)	$111,094,728	0.84%	2.43%	0.84%	33.61%

Class Y Shares
Six Months Ended June 30, 2018 (Unaudited)	$10.79	0.16	(0.34)	(0.18)	–	–	–	$10.61	(1.67%	)	$1,405,195,435	0.44%	3.10%	0.44%	15.91%
Year Ended December 31, 2017	$10.65	0.34	0.15	0.49	(0.35)	–	(0.35)	$10.79	4.56%		$1,454,759,299	0.44%	3.09%	0.44%	37.76%
Year Ended December 31, 2016	$10.45	0.33	0.25	0.58	(0.36)	(0.02)	(0.38)	$10.65	5.51%		$1,379,461,323	0.44%	3.07%	0.44%	65.34%
Year Ended December 31, 2015	$10.91	0.34	(0.40)	(0.06)	(0.35)	(0.05)	(0.40)	$10.45	(0.56%	)	$1,411,996,907	0.44%	3.14%	0.44%	26.89%
Year Ended December 31, 2014	$10.69	0.33	0.21	0.54	(0.32)	–	(0.32)	$10.91	5.11%		$1,420,653,528	0.44%	2.94%	0.44%	31.66%
Year Ended December 31, 2013	$11.31	0.31	(0.50)	(0.19)	(0.31)	(0.12)	(0.43)	$10.69	(1.72%	)	$1,258,711,203	0.44%	2.83%	0.44%	33.61%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

18

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Core Bond Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as a fund-of-funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

19

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Municipal securities are valued as determined by an independent pricing service. The independent pricing service utilizes internal models and uses observable inputs such as: (i) yields or prices of municipal securities of comparable quality, coupon, maturity and type; (ii) indications as to values from dealers; and (iii) general market conditions. Municipal securities are generally categorized as Level 2 investments within the hierarchy.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the

20

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2018. Please refer to the Statement of Investments for additional information for portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$263,264,432	$—	$263,264,432
Collateralized Mortgage Obligations	—	37,143,860	—	37,143,860
Commercial Mortgage-Backed Securities	—	72,421,077	—	72,421,077
Corporate Bonds	—	698,167,953	—	698,167,953
Futures Contracts	1,659,502	—	—	1,659,502
Loan Participations	—	11,122,532	—	11,122,532
Mortgage-Backed Securities	—	201,784,617	—	201,784,617
Municipal Bonds	—	16,736,628	—	16,736,628
Repurchase Agreements	—	35,072,728	—	35,072,728
U.S. Government Agency Securities	—	20,781,278	—	20,781,278
U.S. Treasury Obligations	—	186,835,157	—	186,835,157
Total Assets	$1,659,502	$1,543,330,262	$—	$1,544,989,764
Liabilities:
Futures Contracts	$(201,090)	$—	$—	$(201,090)
Total Liabilities	$(201,090)	$—	$—	$(201,090)
Total	$1,458,412	$1,543,330,262	$—	$1,544,788,674
Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

21

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

(b)	Options

The Fund purchased and wrote put options on futures contracts. Such option investments are utilized to gain exposure to and/or hedge against changes in interest rates. The purchase of put options serves as a short hedge. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the strike price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value. The Fund segregates liquid assets to cover its obligations under its option contracts.

When the Fund writes an option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds from or offset against amounts paid on the underlying transaction to determine the realized gain or loss on such underlying transaction. When the Fund writes an option, it has no control over whether the option will be exercised, and as a result bears the risk of an unfavorable change in the price of the instrument underlying the written option. Writing options entails the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market.

Options traded on an exchange are valued at the settlement price provided by an independent pricing service as approved by the Board. If a settlement price is not available, such options are valued at the last quoted sale price, if available, and otherwise at the average bid/ask price. Exchange-traded options are generally categorized as Level 1 investments within the hierarchy. Options traded in the over-the-counter (“OTC”) market, and which are not quoted by NASDAQ, are valued at the last quoted bid price, and are generally categorized as Level 2 investments within the hierarchy. The value of an option position reflects, among other things, the implied price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the strike price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. The Fund uses only American-style options, which can be exercised at any time prior to the expiration date of the option. This is in contrast to European-style options which can only be exercised at expiration of the option.

The Fund effectively terminates its right or obligation under an option by entering into a closing transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

If the Fund is unable to affect a closing transaction for an option it purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between options and the securities markets may detract from the effectiveness of attempted hedging. Transactions using OTC options (other than options purchased by the Fund) expose the Fund to counterparty risk. To the extent required by Securities and Exchange Commission (“SEC”), guidelines, the Fund will not enter into any options transactions unless it owns either (i) an offsetting (“covered”) position in securities,

22

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

other options, or futures or (ii) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above. A Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account as required by SEC and U.S. Commodity Futures Trading Commission regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

At June 30, 2018, the Fund had no open option contracts.

(c)	Futures Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to modify exposure to volatility. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable for variation margin on futures contracts” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

23

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2018

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Interest rate risk	Unrealized appreciation from futures contracts	$1,659,502
Total		$1,659,502
Liabilities:
Futures Contracts(a)
Interest rate risk	Unrealized depreciation from futures contracts	$(201,090)
Total		$(201,090)
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2018

Realized Gains (Losses):	Total
Purchased Options
Interest rate risk	$(1,325)
Written Options
Interest rate risk	(1,328)
Futures Contracts
Interest rate risk	(1,648,590)
Total	$(1,651,243)

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2018

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Interest rate risk	$876,860
Total	$876,860

The following table provides a summary of the Fund’s average volume of derivative instruments held during the six months ended June 30, 2018:

Futures Contracts:
Average Notional Balance Long	$322,891,049
Average Notional Balance Short	$375,878,532

Options:
Average Value Purchased	$82,589
Average Value Written	$18,973
Average Number of Purchased Option Contracts	71
Average Number of Written Option Contracts	71

24

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2018, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(d)	Securities Lending

During the six months ended June 30, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2018, were $35,072,728, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by

25

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the six months ended June 30, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the SEC, transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2018, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc., 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,833, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $357,000,000.

NatWest Markets Securities, Inc., 1.90%, dated 6/27/2018, due 7/3/2018, repurchase price $225,071,250, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.63%, maturing 3/31/2020 - 8/15/2043; total market value $229,504,042.

Nomura Securities International, Inc., 2.10%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,250, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 8.00%, maturing 7/31/2018 - 8/15/2047; total market value $357,000,008.

Pershing LLC, 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $450,077,250, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 11.50%, maturing 7/25/2019 - 4/20/2068; total

26

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

At June 30, 2018, the Fund’s investment in the joint repos were subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$14,072,728	$—	$14,072,728	$(14,072,728)	$—
NatWest Markets Securities, Inc.	5,000,000	—	5,000,000	(5,000,000)	—
Nomura Securities International, Inc.	7,000,000	—	7,000,000	(7,000,000)	—
Pershing LLC	9,000,000	—	9,000,000	(9,000,000)	—
Total	$35,072,728	$—	$35,072,728	$(35,072,728)	$—

Amounts designated as “—” are zero.

*

At June 30, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on the Fund’s Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

27

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.40%
$1 billion and more	0.38%

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate was 0.39%. During the six months ended June 30, 2018, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $920,619.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party

28

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $227,769 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $3,010.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $87,767.

4. Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the

29

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $241,612,031 and sales of $296,587,983 (excluding short-term securities). These figures include purchases and sales of long-term U.S. Government securities, if any.

For the six months ended June 30, 2018, the Fund had purchases of $94,417,275 and sales of $27,800,274 of U.S. Government securities (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Bank Loans

The bank loans in which the Fund invests are subject to the risks that generally apply to fixed-income securities, such as interest rate risk, credit risk, liquidity risk, as well as, where applicable, foreign securities risk, emerging markets risk, and lower quality or high-yield risk. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. Collateral may include security interests in receivables, goods, commodities, or real property. For trade finance loan transactions, the collateral itself may be the source of proceeds to repay the loan (i.e., the borrower’s ability to repay the loan will be dependent on the borrower’s ability to sell, and the purchaser’s ability to buy, the goods or commodities that are collateral for the loan). Interests in loan instruments may be tranched or tiered with respect to collateral rights. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a bank loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Unsecured loans expose the lenders, and thus the Fund, to increased credit risk.

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Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Variable Rate Securities

Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal National Mortgage Association Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie Macs”), but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer

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Notes to Financial Statements (Continued)

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assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Stripped Mortgage Securities — Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

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Notes to Financial Statements (Continued)

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7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

9.  Federal Tax Information

As of June 30, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,561,488,906	$14,223,730	$(30,923,962)	$(16,700,232)

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit and Interfund Lending”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

33

Supplemental Information

June 30, 2018 (Unaudited)

American Century NVIT Multi Cap Value Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT Dynamic U.S. Growth Fund

(formerly, NVIT Large Cap Growth Fund)

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The

Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds and multi-manager funds;

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

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Supplemental Information (Continued)

June 30, 2018 (Unaudited)

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the

Broadridge peer group provided an appropriate comparison and for Funds with multiple Sub-Advisers.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s assessment the financial condition and stability of the Sub-Advisers; and

●	Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where

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Supplemental Information (Continued)

June 30, 2018 (Unaudited)

applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Funds without identified performance or expense challenges

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Nationwide Fund, and NVIT Short Term Bond Fund.

Performance

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. They also considered that each of the Funds had achieved relative performance at the 50th comparative percentile or higher (except in the case of NVIT Core Plus Bond Fund and NVIT Short Term Bond Fund, which had achieved performance in the 51st and 53rd comparative percentiles, respectively) for the three-year period ended August 31, 2017. The Trustees determined on the basis of all of the information presented to them that each of the Funds had achieved a level of performance consistent with continuation of the Fund’s advisory agreement.

Actual Advisory Fee and Total Expense Ratio

The Trustees considered information concerning the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of the Funds. They considered, among other things, any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year, comparative information regarding the fees and expenses of peer funds, and the comparative quintile ranking of each Fund’s fees and expenses against its Broadridge expense group (where each Fund’s total expense ratio and actual advisory fee were above the median of the Fund’s peer group except in the case of the actual advisory fee for Neuberger Berman NVIT Socially Responsible Fund where the Fund’s actual advisory fee ranked in the 53 comparative percentile). After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Funds with expense challenges but without identified performance challenges

BlackRock NVIT Equity Dividend Fund, BlackRock NVIT Managed Global Allocation Fund, Federated NVIT High Income Bond Fund, NVIT Government Money Market Fund, NVIT Multi Sector Bond Fund, and Templeton NVIT International Value Fund.

Performance

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. They also considered that each of the Funds had achieved relative performance at the 50th comparative percentile or higher (except in the case of Templeton NVIT International Value Fund, which had achieved performance in the 52nd comparative percentile) for the three-year period ended August 31, 2017 (or the two-year period ended August 31, 2017 with respect to BlackRock NVIT Managed Global Allocation Fund, which commenced operations in July 2015). The Trustees determined on the basis of all of the information presented to them that each of the Funds had achieved a level of performance consistent with continuation of the Fund’s advisory agreement.

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Supplemental Information (Continued)

June 30, 2018 (Unaudited)

Actual Advisory Fee and Total Expense Ratio

The Trustees considered that each of the Funds had an actual advisory fee or total expense ratio, or both, that ranked at a level (typically below the third comparative quintile) that justified more detailed review. The Trustees considered the following factors, among others.

The Trustees noted that the actual advisory fee rate of Federated NVIT High Income Bond Fund, NVIT Government Money Market Fund, NVIT Multi Sector Bond Fund and Templeton NVIT International Value Fund did not rank within the top three quintiles of the Fund’s Broadridge expense group. The Trustees considered, however, that the total expense ratio (including 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) for each of these Funds, except for NVIT Government Money Market Fund, ranked within the top three quintiles of the Fund’s Broadridge expense group.

Federated NVIT High Income Bond Fund. The Trustees noted that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the first comparative quintile, and that, although the Fund’s actual advisory fee was above the median of its peer group, at the 71st comparative percentile, it was within the range of its peers.

NVIT Government Money Market Fund. The Trustees noted that the Fund’s actual advisory fee and total expense ratio were relatively high compared to the Broadridge expense group. The Trustees considered that the Adviser had implemented a ten-basis point advisory fee reduction in connection with the Fund’s transition to a government money market fund effective March 9, 2017. The Trustees considered the Adviser’s statements that, due to extraordinary fee waivers and expense limitations during the recent period of historically low short-term interest rates, the comparability of advisory fees and total expense ratios presented for peer funds in the Broadridge expense group was limited. In light of developments in the market for comparable funds the Trustees determined to continue to monitor the fees paid by the Fund to determine whether further fee changes might be appropriate.

NVIT Multi Sector Bond Fund. The Trustees noted the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked first among the Fund’s peers. The Trustees considered the Adviser’s statements that the Fund’s expense peer group is comprised of general bond funds, and that, when the Fund’s expenses are compared against a list of peer funds that include only multi-sector bond funds, the Fund’s actual advisory fee compares substantially more favorably. The Trustees also considered the Adviser’s statement that it had reduced its advisory fee in 2017 by 5 basis points, and that it lowered the Fund’s expense cap by 2 basis points in 2016.

Templeton NVIT International Value Fund. The Trustees noted the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the second comparative quintile. The Trustees also considered the Adviser’s statement that the Fund’s actual advisory fee was at approximately the 60th comparative percentile, within the range of peer funds.

BlackRock NVIT Equity Dividend Fund. The Trustees noted that the Fund’s actual advisory fee was below the peer group median. The Trustees also noted that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) was ranked within the fifth quintile of its Broadridge expense group but considered the Adviser’s statement, that, effective January 2017, in connection with the appointment of the Fund’s current sub-adviser, the Adviser had implemented an expense limitation agreement for the Fund that lowered the Fund’s total expense ratio, and that that expense reduction was effective for only a

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Supplemental Information (Continued)

June 30, 2018 (Unaudited)

part of the year over which the Fund’s expenses were measured.

BlackRock NVIT Managed Global Allocation Fund. The Trustees noted that the Fund’s actual advisory fee ranked within the second quintile of the Fund’s Broadridge expense group. They also considered that, although the Fund’s total expense ratio was above the median of the Fund’s peers, it exceeded the 60th comparative percentile by only 1.6 basis points; and that a number of the Fund’s peers are quite large relative to the Fund and likely enjoy substantial economies of scale not currently available to the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Funds with performance challenges but without identified expense challenges

American Century NVIT Multi Cap Value Fund, NVIT Emerging Markets Fund, NVIT International Equity Fund, NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund), and NVIT Real Estate Fund.

Actual Advisory Fee and Total Expense Ratio

The Trustees considered information concerning the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of these Funds. They considered, among other things, any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year, comparative information regarding the fees and expenses of peer funds, and the comparative quintile ranking of each Fund’s fees and expenses against its Broadridge expense group. The Trustees considered that the total expense ratio (including 12b-1 and non-12b-1 service fees) of each Fund ranked in the first comparative quintile of its peer group, and that the actual advisory fees of each Fund ranked in the 60th comparative percentile or better in comparison to its peers. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Performance

The Trustees identified each of these Funds as having achieved a level of total return performance that warranted additional consideration, based on comparison with funds in their respective performance universes for the three-year period ended August 31, 2017. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as information provided during investment review meetings conducted by the Board with the Adviser’s and/or the Sub-Advisers’ portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

American Century NVIT Multi Cap Value Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of unfavorable overweights to out-of-favor or underperforming sectors and stock selection, and the Adviser’s statements that the Sub-Adviser’s high-quality investment style has been out-of-favor over the past 12-months during which the Fund’s underperformance was concentrated. The Trustees further considered the Adviser’s statements that it would further assess the Fund’s performance and the Sub-Adviser’s process in the coming year.

NVIT Emerging Markets Fund. The Trustees considered that, effective February 2016, two new Sub-Advisers replaced the Fund’s former Sub-Adviser, and observed that the Fund’s underperformance was attributable principally to the Fund’s prior Sub-Adviser.

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Supplemental Information (Continued)

June 30, 2018 (Unaudited)

The Trustees also considered that the Fund’s performance had improved from the third comparative quintile for the three-year period to the second comparative quintile for the one-year period.

NVIT International Equity Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance compared to its peers is substantially the result of what the Adviser considers an inappropriate assignment of the Fund to a peer group with a “growth” bias, rather than to a “core” peer group, which the Adviser considers more appropriate, and where the Fund’s performance would compare significantly more favorably. The Trustees also considered the Adviser’s statements that the Sub-Adviser’s investment process has been consistent since the portfolio management team began managing the Fund and that the Fund’s performance has improved since the replacement of its prior Sub-Adviser in 2013.

NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund). The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of unfavorable underweight positions and stock selection and the structural issues that present difficulties for active managers to deliver alpha within the large growth category. The Trustees also considered the Adviser’s statement that the Sub-Adviser’s quantitative model-driven strategy may be contributing to the Fund’s underperformance, and that the Adviser intends to maintain heightened monitoring of the Fund’s performance going forward.

NVIT Real Estate Fund. The Trustees considered that, effective September 2017, a new Sub-Adviser replaced the former Sub-Adviser, and observed that the Fund’s underperformance was attributable to the Fund’s prior Sub-Adviser.

Funds with performance and expense challenges

NVIT Government Bond Fund and NVIT Managed American Funds Growth-Income Fund.

The Trustees identified each of these Funds as having achieved a level of total return performance that warranted additional consideration, based on comparison with funds in their respective performance universes for the three-year period ended August 31, 2017. In addition, the Trustees considered that each of the Funds had an actual advisory fee or total expense ratio that ranked at a level (typically below the third comparative quintile) that justified more detailed review.

NVIT Government Bond Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of the longer-term oriented positioning of the Fund’s portfolio and certain portfolio overweights. The Trustee’s considered the Adviser’s statements that the environment during the period under review was unfavorable for the longer-term oriented positioning of the portfolio, but that the Fund’s portfolio is structured well for the possibility of gradually rising interest rates and continuing economic growth.

As to the Fund’s expenses, the Trustees considered that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the second comparative quintile and that the Fund’s actual advisory fee was one basis point higher than the 60th comparative percentile.

NVIT Managed American Funds Growth-Income Fund. The Trustees considered that the Fund is designed to be offered as an investment option under variable insurance products, and that the Fund’s investment strategy calls for the Adviser to apply an overlay strategy intended to reduce volatility of the Fund under various market conditions. The Trustees considered the Adviser’s statement that, due to the levels

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Supplemental Information (Continued)

June 30, 2018 (Unaudited)

of short-term volatility in the equity markets at various times during the performance measuring period, the use of the overlay had detracted from the Fund’s performance due to its causing the Fund to underweight equities. The Trustees also noted the Adviser’s statement that market conditions in the one-year period were more amenable to the Fund’s overlay strategy, and the Fund achieved performance in the 28th comparative percentile.

As to the Fund’s expenses, the Trustees noted the Adviser’s actual advisory fee was the lowest of the funds in the Fund’s peer group, although the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) was the highest in the group. The Trustees considered the Adviser’s statement that the Fund’s peer group is small and narrowly focused and not representative of funds with investment strategies similar to those of the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that: (i) the Adviser’s explanation regarding these Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period; and (ii) each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

-        -        -

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, is subject to contractual advisory fee breakpoints. The Trustees considered that the Adviser had agreed to implement a contractual advisory fee breakpoint for NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund effective April 30, 2018. With respect to Blackrock NVIT Managed Global Allocation Fund, the Trustees determined to continue to monitor the fees paid by the Fund to determine whether breakpoints might become appropriate.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

40

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

41

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

42

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

43

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

44

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

45

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

46

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

47

Semiannual Report

June 30, 2018 (Unaudited)

NVIT Government Money Market Fund

SAR-MMKT 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT Government Money Market Fund

Asset Allocation†

U.S. Government Agency Securities	48.0%
Repurchase Agreements	47.2%
U.S. Treasury Obligations	4.3%
Investment Companies	0.1%
Other assets in excess of liabilities	0.4%
100.0%

Top Holdings††

FHLB, 1.92%, 9/26/2018	1.8%
FHLB, 1.94%, 7/23/2018	1.3%
FHLB, 1.93%, 9/17/2018	1.3%
FHLB, 1.94%, 7/24/2018	1.3%
U.S. Treasury Bills, 1.84%, 8/30/2018	1.3%
FHLB, 1.84%, 8/22/2018	1.1%
FHLB, 1.94%, 7/19/2018	1.1%
FHLB, 1.13%, 9/14/2018	1.1%
FHLB, 1.91%, 10/3/2018	1.0%
FHLB, 1.89%, 8/31/2018	1.0%
Other Holdings*	87.7%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Percentages indicated are based upon total investments as of June 30, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	NVIT Government Money Market Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Government Money Market Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)
Class I Shares	Actual	(b)	1,000.00	1,005.60	2.44	0.49
	Hypothetical	(b)(c)	1,000.00	1,022.36	2.46	0.49
Class II Shares	Actual	(b)	1,000.00	1,004.40	3.68	0.74
	Hypothetical	(b)(c)	1,000.00	1,021.12	3.71	0.74
Class IV Shares	Actual	(b)	1,000.00	1,005.60	2.44	0.49
	Hypothetical	(b)(c)	1,000.00	1,022.36	2.46	0.49
Class V Shares	Actual	(b)	1,000.00	1,005.80	2.19	0.44
	Hypothetical	(b)(c)	1,000.00	1,022.61	2.21	0.44

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT Government Money Market Fund

U.S. Government Agency Securities 48.0%

	Principal Amount	Value

FFCB
1.25%, 8/10/2018	$1,400,000	$1,399,978
1.95%, 8/28/2018	1,000,000	1,001,095
(ICE LIBOR USD 1 Month + 0.02%), 2.08%, 9/14/2018 (a)	11,000,000	10,999,774
(ICE LIBOR USD 1 Month + 0.06%), 2.15%, 9/21/2018 (a)	12,500,000	12,500,000
(ICE LIBOR USD 1 Month + 0.07%), 2.15%, 10/22/2018 (a)	1,000,000	1,000,455
(ICE LIBOR USD 1 Month - 0.14%), 1.96%, 10/25/2018 (a)	7,000,000	7,000,000
(ICE LIBOR USD 1 Month - 0.05%), 2.04%, 2/21/2019 (a)	1,300,000	1,299,985
(ICE LIBOR USD 1 Month + 0.15%), 2.13%, 3/1/2019 (a)	3,500,000	3,504,534
(ICE LIBOR USD 1 Month - 0.04%), 2.01%, 3/13/2019 (a)	4,250,000	4,249,940
(ICE LIBOR USD 1 Month - 0.04%), 2.03%, 3/15/2019 (a)	1,500,000	1,499,986
(ICE LIBOR USD 1 Month - 0.09%), 1.90%, 5/1/2019 (a)	7,250,000	7,249,817
(ICE LIBOR USD 1 Month - 0.09%), 1.99%, 5/15/2019 (a)	3,250,000	3,250,000
(ICE LIBOR USD 1 Month - 0.03%), 2.07%, 6/24/2019 (a)	7,300,000	7,299,820
(ICE LIBOR USD 1 Month - 0.07%), 2.03%, 7/29/2019 (a)	5,000,000	5,000,000
(ICE LIBOR USD 1 Month - 0.08%), 2.02%, 9/26/2019 (a)	7,250,000	7,250,000
(ICE LIBOR USD 1 Month - 0.08%), 1.97%, 11/13/2019 (a)	3,500,000	3,499,760
(ICE LIBOR USD 1 Month - 0.06%), 1.94%, 12/4/2019 (a)	5,000,000	4,999,813
(ICE LIBOR USD 1 Month - 0.08%), 2.02%, 1/27/2020 (a)	4,250,000	4,249,732
(ICE LIBOR USD 1 Month - 0.03%), 2.02%, 4/9/2020 (a)	1,750,000	1,750,000
FHLB
1.72%, 7/6/2018	9,000,000	8,997,848
1.25%, 7/10/2018	5,000,000	4,999,946
0.84%, 7/12/2018	6,650,000	6,649,090
1.86%, 7/16/2018	14,000,000	13,989,150
(ICE LIBOR USD 1 Month - 0.15%), 1.94%, 7/16/2018 (a)	11,800,000	11,800,000
(ICE LIBOR USD 1 Month - 0.15%), 1.94%, 7/19/2018 (a)	16,000,000	16,000,000
(ICE LIBOR USD 1 Month - 0.08%), 2.00%, 7/20/2018 (a)	4,750,000	4,750,078
(ICE LIBOR USD 1 Month - 0.15%), 1.94%, 7/23/2018 (a)	20,000,000	20,000,000
(ICE LIBOR USD 1 Month - 0.15%), 1.94%, 7/24/2018 (a)	20,000,000	20,000,000
1.86%, 7/25/2018	10,000,000	9,987,613
1.25%, 7/27/2018	2,750,000	2,749,959
(ICE LIBOR USD 1 Month - 0.16%), 1.87%, 8/8/2018 (a)	8,000,000	8,000,000
1.88%, 8/15/2018	9,050,000	9,028,833
1.82%, 8/17/2018	3,000,000	2,992,895
(ICE LIBOR USD 1 Month - 0.13%), 1.96%, 8/20/2018 (a)	12,500,000	12,500,000

U.S. Treasury Obligations (continued)

	Principal Amount	Value

(ICE LIBOR USD 1 Month - 0.13%), 1.96%, 8/21/2018 (a)	$10,800,000	$10,800,000
1.84%, 8/22/2018	16,750,000	16,705,627
1.85%, 8/24/2018	14,750,000	14,709,202
1.89%, 8/31/2018	15,500,000	15,450,450
1.25%, 9/5/2018	4,405,000	4,404,894
1.27%, 9/13/2018	7,500,000	7,480,575
1.13%, 9/14/2018	16,000,000	15,974,236
2.00%, 9/14/2018	1,300,000	1,300,209
1.25%, 9/17/2018	4,750,000	4,749,613
(ICE LIBOR USD 1 Month - 0.16%), 1.93%, 9/17/2018 (a)	20,000,000	20,000,000
1.97%, 9/24/2018	13,500,000	13,437,525
1.92%, 9/26/2018	27,000,000	26,875,503
(ICE LIBOR USD 3 Month - 0.25%), 2.09%, 9/28/2018 (a)	8,000,000	8,000,000
1.91%, 10/3/2018	16,000,000	15,920,539
1.99%, 10/5/2018	3,000,000	2,984,160
1.91%, 10/10/2018	12,000,000	11,936,202
(ICE LIBOR USD 1 Month - 0.14%), 1.95%, 10/16/2018 (a)	13,500,000	13,500,000
(ICE LIBOR USD 1 Month - 0.15%), 1.94%, 10/23/2018 (a)	8,000,000	8,000,000
(ICE LIBOR USD 1 Month - 0.09%), 1.96%, 11/9/2018 (a)	4,750,000	4,750,000
(ICE LIBOR USD 1 Month - 0.12%), 1.97%, 11/21/2018 (a)	15,000,000	15,000,000
1.82%, 1/2/2019	7,200,000	7,133,400
(ICE LIBOR USD 1 Month - 0.04%), 2.06%, 1/23/2019 (a)	1,000,000	1,000,109
(ICE LIBOR USD 1 Month - 0.05%), 2.05%, 1/25/2019(a)	5,600,000	5,600,000
(ICE LIBOR USD 1 Month - 0.05%), 1.94%, 2/1/2019 (a)	5,000,000	4,999,874
(ICE LIBOR USD 1 Month - 0.05%), 1.94%, 2/1/2019 (a)	3,250,000	3,249,935
(ICE LIBOR USD 1 Month - 0.05%), 1.98%, 2/7/2019 (a)	800,000	800,000
(ICE LIBOR USD 1 Month - 0.05%), 1.97%, 3/6/2019 (a)	15,000,000	14,999,165
(ICE LIBOR USD 1 Month - 0.08%), 2.01%, 3/19/2019 (a)	13,750,000	13,750,000
(ICE LIBOR USD 3 Month - 0.34%), 1.99%, 4/9/2019 (a)	11,500,000	11,500,000
(ICE LIBOR USD 3 Month - 0.21%), 2.12%, 4/9/2019 (a)	14,000,000	14,000,000
(ICE LIBOR USD 1 Month - 0.12%), 1.98%, 4/25/2019 (a)	12,000,000	12,000,000
(ICE LIBOR USD 3 Month - 0.19%), 2.17%, 5/10/2019 (a)	1,500,000	1,500,000
(ICE LIBOR USD 1 Month - 0.13%), 1.96%, 5/21/2019 (a)	6,000,000	6,000,000
(ICE LIBOR USD 3 Month - 0.16%), 2.17%, 5/24/2019 (a)	9,000,000	9,001,141
(ICE LIBOR USD 3 Month - 0.16%), 2.16%, 5/28/2019 (a)	5,250,000	5,249,008
(ICE LIBOR USD 3 Month - 0.16%), 2.16%, 5/28/2019 (a)	3,500,000	3,499,003
(ICE LIBOR USD 1 Month - 0.13%), 1.88%, 6/4/2019 (a)	9,000,000	9,000,000

5

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Government Money Market Fund (Continued)

U.S. Treasury Obligations (continued)

	Principal Amount	Value

(ICE LIBOR USD 1 Month - 0.12%), 1.88%, 6/4/2019 (a)	$8,000,000	$8,000,000
(ICE LIBOR USD 1 Month - 0.13%), 1.93%, 6/14/2019 (a)	7,000,000	7,000,000
(ICE LIBOR USD 3 Month - 0.30%), 0.00%, 7/3/2019 (a)	3,500,000	3,500,000
(ICE LIBOR USD 3 Month - 0.30%), 2.04%, 7/3/2019 (a)	3,000,000	3,000,000
(ICE LIBOR USD 1 Month - 0.06%), 1.99%, 9/11/2019 (a)	4,800,000	4,800,000
(ICE LIBOR USD 1 Month - 0.06%), 2.03%, 9/18/2019 (a)	9,000,000	9,000,000
(ICE LIBOR USD 1 Month - 0.07%), 2.02%, 10/18/2019 (a)	3,500,000	3,500,000
(ICE LIBOR USD 1 Month - 0.05%), 1.95%, 12/4/2019 (a)	4,500,000	4,500,000
(ICE LIBOR USD 1 Month - 0.05%), 1.96%, 12/5/2019 (a)	5,500,000	5,500,000
(ICE LIBOR USD 3 Month - 0.14%), 2.19%, 12/19/2019 (a)	4,000,000	4,000,000
(ICE LIBOR USD 1 Month - 0.06%), 2.03%, 12/20/2019 (a)	4,000,000	4,000,000
(ICE LIBOR USD 3 Month - 0.14%), 2.20%, 12/26/2019 (a)	3,415,000	3,417,395
(ICE LIBOR USD 1 Month - 0.07%), 1.97%, 1/8/2020 (a)	5,000,000	5,000,000
(ICE LIBOR USD 3 Month - 0.15%), 2.21%, 1/22/2020 (a)	3,500,000	3,500,000
FHLMC
(ICE LIBOR USD 3 Month - 0.25%), 2.11%, 7/25/2018 (a)	6,100,000	6,100,000
1.05%, 7/27/2018	3,750,000	3,749,024
1.00%, 8/24/2018	1,675,000	1,674,307
1.10%, 9/13/2018	8,000,000	7,994,347
1.15%, 9/14/2018	3,600,000	3,598,579
0.88%, 10/12/2018	6,311,000	6,303,717
1.25%, 12/14/2018	3,750,000	3,742,147
1.25%, 12/28/2018	2,125,000	2,119,545
FNMA
1.13%, 7/20/2018	5,609,000	5,608,507
1.00%, 7/25/2018	1,350,000	1,349,770
1.00%, 7/30/2018	4,000,000	3,998,023
1.05%, 11/26/2018	1,000,000	997,603
1.13%, 12/14/2018	5,698,000	5,680,600
Tennessee Valley Authority, 1.75%, 10/15/2018	13,172,000	13,186,647

Total U.S. Government Agency Securities (cost $731,530,682)		731,530,682

U.S. Treasury Obligations 4.3%
U.S. Treasury Bills 1.84%, 8/30/2018	20,000,000	19,939,000
1.90%, 9/13/2018	12,000,000	11,953,257
1.91%, 10/4/2018	11,000,000	10,944,847
2.10%, 11/23/2018	15,000,000	14,874,333
U.S. Treasury Notes 1.00%, 8/15/2018	3,900,000	3,898,559

U.S. Treasury Obligations (continued)

	Principal Amount	Value

(US Treasury 3 Month Bill Money Market Yield + 0.03%), 1.94%, 4/30/2020 (a)	$3,800,000	$3,800,547

Total U.S. Treasury Obligations (cost $65,410,543)		65,410,543

Investment Companies 0.1%

	Shares

Asset Management 0.1%
Federated Government Obligations Fund, Premier Shares, 1.79% (b)	1,000,000	1,000,000
Federated Treasury Obligations Fund, Institutional Shares, 1.79% (b)	1,000,000	1,000,000

Total Investment Companies (cost $2,000,000)		2,000,000

Repurchase Agreements 47.2%

	Principal Amount

ABN Amro Bank NV, 2.15%, dated 6/29/2018, due 7/2/2018, repurchase price $50,008,958, collateralized by U.S. Government Agency and Treasury Securities, ranging from 1.00% - 4.50%, maturing 11/30/2018 - 1/1/2048; total market value $51,313,452. (c)	$50,000,000	50,000,000
BNP Paribas SA, 2.03%, dated 5/29/2018, due 9/26/2018, repurchase price $15,101,500, collateralized by U.S. Government Agency and Treasury Securities, ranging from 1.00% - 6.50%, maturing 11/30/2019 - 6/1/2048; total market value $15,403,701. (c)(d)(e)	15,000,000	15,000,000
BNP Paribas SA, 1.95%, dated 6/29/2018, due 7/30/2018, repurchase price $23,038,621, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 2.75%, maturing 9/27/2018 - 11/15/2042; total market value $23,499,397. (c)(d)	23,000,000	23,000,000
ING Financial Markets LLC, 2.15%, dated 6/29/2018, due 7/2/2018, repurchase price $305,054,646, collateralized by U.S. Government Agency Securities, ranging from 2.50% - 7.50%, maturing 9/1/2018 - 2/1/2057; total market value $311,155,903. (c)	305,000,000	305,000,000
Natixis Financial Products LLC, 1.95%, dated 6/14/2018, due 7/16/2018, repurchase price $100,173,333, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 8.75%, maturing 8/23/2018 - 8/15/2042; total market value $102,176,804. (c)(d)	100,000,000	100,000,000

6

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Government Money Market Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

Natixis Financial Products LLC, 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $25,004,417, collateralized by U.S. Government Agency and Treasury Securities, ranging from 2.37% - 6.00%, maturing 6/15/2021 -9/15/2065; total market value $25,611,386. (c)	$25,000,000	$25,000,000
RBS Securities, Inc., 2.11%, dated 6/29/2018, due 7/2/2018, repurchase price $100,017,583, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.75%, maturing 2/28/2022 - 2/15/2026; total market value $102,001,185. (c)	100,000,000	100,000,000
Wells Fargo Securities LLC, 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $100,017,667, collateralized by U.S. Government Agency Securities, ranging from 1.75% - 5.50%, maturing 2/15/2026 - 12/25/2049; total market value $102,349,321. (c)	100,000,000	100,000,000

Total Repurchase Agreements (cost $718,000,000)		718,000,000

Total Investments (cost $1,516,941,225) — 99.6%		1,516,941,225

Other assets in excess of liabilities — 0.4%		5,928,423

NET ASSETS — 100.0%		$1,522,869,648

(a)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of June 30, 2018.

(b)	Represents 7-day effective yield as of June 30, 2018.

(c)	Please refer to Note 2(b) for additional information on the joint repurchase agreement.

(d)	Illiquid security as deemed by the procedures approved by the Board of Trustees (unaudited).

(e)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on June 30, 2018. The maturity date represents the actual maturity date.
FFCB	Federal Farm Credit Bank

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT Government Money Market Fund
Assets:
Investment securities, at value (cost $798,941,225)	$798,941,225
Repurchase agreements, at value (cost $718,000,000)	718,000,000
Cash	376,430
Interest and dividends receivable	1,052,722
Receivable for capital shares issued	15,344,815
Prepaid expenses	9,392

Total Assets	1,533,724,584

Liabilities:
Payable for investments purchased	6,500,000
Payable for capital shares redeemed	3,693,620
Accrued expenses and other payables:
Investment advisory fees	367,014
Fund administration fees	49,057
Distribution fees	29,770
Administrative servicing fees	164,911
Accounting and transfer agent fees	466
Trustee fees	996
Custodian fees	1,171
Compliance program costs (Note 3)	1,418
Professional fees	14,612
Printing fees	25,548
Other	6,353

Total Liabilities	10,854,936

Net Assets	$1,522,869,648

Represented by:
Capital	$1,522,868,514
Accumulated net realized gains from investment securities	1,134

Net Assets	$1,522,869,648

8

Statement of Assets and Liabilities (Continued)

June 30, 2018 (Unaudited)

NVIT Government Money Market Fund
Net Assets:
Class I Shares	$779,561,827
Class II Shares	140,933,664
Class IV Shares	35,496,139
Class V Shares	566,878,018

Total	$1,522,869,648

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	779,563,069
Class II Shares	140,931,237
Class IV Shares	35,496,288
Class V Shares	566,879,942

Total	1,522,870,536

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$1.00
Class II Shares	$1.00
Class IV Shares	$1.00
Class V Shares	$1.00

The accompanying notes are an integral part of these financial statements.

9

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT Government Money Market Fund
INVESTMENT INCOME:
Interest income	$13,156,718
Dividend income	14,362

Total Income	13,171,080

EXPENSES:
Investment advisory fees	2,393,219
Fund administration fees	243,824
Distribution fees Class II Shares	213,140
Administrative servicing fees Class I Shares	605,355
Administrative servicing fees Class II Shares	127,885
Administrative servicing fees Class IV Shares	27,462
Administrative servicing fees Class V Shares	312,464
Professional fees	46,559
Printing fees	22,005
Trustee fees	26,020
Custodian fees	11,644
Accounting and transfer agent fees	1,695
Compliance program costs (Note 3)	3,328
Other	17,800

Total expenses before earnings credit	4,052,400

Earnings credit (Note 4)	(1,287)

Net Expenses	4,051,113

NET INVESTMENT INCOME	9,119,967

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$ 9,119,967

The accompanying notes are an integral part of these financial statements.

10

Statements of Changes in Net Assets

	NVIT Government Money Market Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$9,119,967	$6,710,919
Net realized gains	–	1,134

Change in net assets resulting from operations	9,119,967	6,712,053

Distributions to Shareholders From:
Net investment income:
Class I	(4,538,476)	(3,490,107)
Class II	(746,511)	(384,017)
Class IV	(205,830)	(160,546)
Class V	(3,629,150)	(2,675,776)
Class Y (a)	–	(473)

Change in net assets from shareholder distributions	(9,119,967)	(6,710,919)

Change in net assets from capital transactions	(187,070,401)	30,266,886

Change in net assets	(187,070,401)	30,268,020

Net Assets:
Beginning of period	1,709,940,049	1,679,672,029

End of period	$1,522,869,648	$1,709,940,049

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$192,162,266	$218,707,249
Dividends reinvested	4,538,476	3,490,107
Cost of shares redeemed	(244,012,391)	(303,597,102)

Total Class I Shares	(47,311,649)	(81,399,746)

Class II Shares
Proceeds from shares issued	287,393,795	541,614,531
Dividends reinvested	746,511	384,017
Cost of shares redeemed	(314,659,025)	(534,121,553)

Total Class II Shares	(26,518,719)	7,876,995

Class IV Shares
Proceeds from shares issued	5,646,568	10,681,119
Dividends reinvested	205,830	160,546
Cost of shares redeemed	(9,196,979)	(15,171,649)

Total Class IV Shares	(3,344,581)	(4,329,984)

Class V Shares
Proceeds from shares issued	176,384,453	539,803,330
Dividends reinvested	3,629,089	2,675,776
Cost of shares redeemed	(289,908,994)	(433,902,490)

Total Class V Shares	(109,895,452)	108,576,616

Class Y Shares (a)
Proceeds from shares issued	–	76,065
Dividends reinvested	–	473
Cost of shares redeemed	–	(533,533)

Total Class Y Shares	–	(456,995)

Change in net assets from capital transactions	$(187,070,401)	$30,266,886

11

Statements of Changes in Net Assets (Continued)

	NVIT Government Money Market Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	192,162,265	218,707,239
Reinvested	4,538,477	3,490,116
Redeemed	(244,012,391)	(303,597,101)

Total Class I Shares	(47,311,649)	(81,399,746)

Class II Shares
Issued	287,393,794	541,614,526
Reinvested	746,512	384,021
Redeemed	(314,659,025)	(534,121,553)

Total Class II Shares	(26,518,719)	7,876,994

Class IV Shares
Issued	5,646,569	10,681,120
Reinvested	205,830	160,546
Redeemed	(9,196,979)	(15,171,648)

Total Class IV Shares	(3,344,580)	(4,329,982)

Class V Shares
Issued	176,384,452	539,803,332
Reinvested	3,629,089	2,675,775
Redeemed	(289,908,994)	(433,902,489)

Total Class V Shares	(109,895,453)	108,576,618

Class Y Shares (a)
Issued	–	76,069
Reinvested	–	466
Redeemed	–	(533,533)

Total Class Y Shares	–	(456,998)

Total change in shares	(187,070,401)	30,266,886

Amounts designated as “-” are zero or have been rounded to zero.

(a)	Effective May 1, 2017 all shares of Class Y were redeemed and Class Y shares are no longer offered.

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Government Money Market Fund

		Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Losses from Investments	Total from Operations		Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)
Class I Shares
Six Months Ended June 30, 2018 (Unaudited)	$1.00	0.01	–	0.01		(0.01)	–	(0.01)	$1.00	0.56%		$779,561,827	0.49%	1.12%	0.49%
Year Ended December 31, 2017	$1.00	–	–	–		–	–	–	$1.00	0.42%		$826,873,477	0.50%	0.41%	0.50%
Year Ended December 31, 2016	$1.00	–	–	–		–	–	–	$1.00	0.01%		$908,272,620	0.52%	0.01%	0.58%
Year Ended December 31, 2015	$1.00	–	–	–	(f)	–	–	–	$1.00	–	(f)	$939,913,177	0.26%	–	0.58%
Year Ended December 31, 2014	$1.00	–	–	–		–	–	–	$1.00	–		$1,008,594,772	0.18%	–	0.58%
Year Ended December 31, 2013	$1.00	–	–	–		–	–	–	$1.00	–		$970,304,468	0.21%	–	0.58%

Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$1.00	–	–	–		–	–	–	$1.00	0.44%		$140,933,664	0.74%	0.88%	0.74%
Year Ended December 31, 2017	$1.00	–	–	–		–	–	–	$1.00	0.22%		$167,452,383	0.71%	0.21%	0.75%
Year Ended December 31, 2016	$1.00	–	–	–		–	–	–	$1.00	–		$159,575,280	0.53%	–	0.83%
Year Ended December 31, 2015	$1.00	–	–	–	(f)	–	–	–	$1.00	–	(f)	$230,169,112	0.26%	–	0.83%
Year Ended December 31, 2014	$1.00	–	–	–		–	–	–	$1.00	–		$224,678,172	0.18%	–	0.83%
Year Ended December 31, 2013	$1.00	–	–	–		–	–	–	$1.00	–		$160,094,056	0.21%	–	0.83%

Class IV Shares
Six Months Ended June 30, 2018 (Unaudited)	$1.00	0.01	–	0.01		(0.01)	–	(0.01)	$1.00	0.56%		$35,496,139	0.49%	1.12%	0.49%
Year Ended December 31, 2017	$1.00	–	–	–		–	–	–	$1.00	0.42%		$38,840,718	0.50%	0.41%	0.51%
Year Ended December 31, 2016	$1.00	–	–	–		–	–	–	$1.00	0.01%		$43,170,672	0.52%	0.01%	0.58%
Year Ended December 31, 2015	$1.00	–	–	–	(f)	–	–	–	$1.00	–	(f)	$42,706,746	0.25%	–	0.58%
Year Ended December 31, 2014	$1.00	–	–	–		–	–	–	$1.00	–		$47,487,535	0.18%	–	0.58%
Year Ended December 31, 2013	$1.00	–	–	–		–	–	–	$1.00	–		$54,563,286	0.21%	–	0.58%

Class V Shares
Six Months Ended June 30, 2018 (Unaudited)	$1.00	0.01	–	0.01		(0.01)	–	(0.01)	$1.00	0.58%		$566,878,018	0.44%	1.16%	0.44%
Year Ended December 31, 2017	$1.00	–	–	–		–	–	–	$1.00	0.47%		$676,773,471	0.45%	0.47%	0.45%
Year Ended December 31, 2016	$1.00	–	–	–		–	–	–	$1.00	0.03%		$568,196,462	0.50%	0.03%	0.53%
Year Ended December 31, 2015	$1.00	–	–	–	(f)	–	–	–	$1.00	–	(f)	$534,378,220	0.26%	–	0.53%
Year Ended December 31, 2014	$1.00	–	–	–		–	–	–	$1.00	–		$507,973,173	0.18%	–	0.53%
Year Ended December 31, 2013	$1.00	–	–	–		–	–	–	$1.00	–		$546,045,214	0.21%	–	0.53%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)

Includes payment by the investment adviser to offset capital losses incurred by the Fund due to the sale of securities. The payment was less than $0.005 per share. The effect of such payment did not affect the amount shown as total return for the period.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Government Money Market Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I, Class II, Class IV and Class V shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund seeks to maintain a stable price of $1.00 per share by using the amortized cost method of valuation to value portfolio securities. The Fund invests primarily in a portfolio of U.S. government securities and repurchase agreements that are collateralized fully by cash or U.S. government securities, and which mature in 397 calendar days or less, with certain exceptions permitted by applicable regulations. U.S. Government securities are debt securities issued and/or guaranteed as to principal and interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States. The Fund will limit investments to those securities that are Eligible Securities as defined by applicable regulations at the time of purchase.

The Fund operates as a “Government Money Market Fund,” as defined in Rule 2a-7 under the 1940 Act. This means that the Fund invests at least 99.5% of its total assets in (1) U.S. government securities, (2) repurchase agreements that are collateralized fully by U.S. government securities or cash, (3) cash, and/or (4) other money market mutual funds that operate as Government Money Market Funds. Under normal circumstances, the Fund invests at least 80% of its net assets, excluding cash, in U.S. government securities and repurchase agreements that are fully collateralized by U.S. government securities.

The Fund does not currently intend to impose liquidity fees or redemption gates on shareholder redemptions. However, the Board of Trustees of the Trust (“Board of Trustees”) may reserve the ability to subject the Fund to a liquidity fee and/or redemption gate in the future, after providing prior notice to shareholders. Because the Fund invests in short-term securities, the Fund’s subadviser generally sells securities only to meet liquidity needs, to maintain target allocations or to take advantage of more favorable opportunities.

The Fund is a diversified fund, as defined in the 1940 Act.

14

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees, NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company and are generally categorized as Level 1 investments within the hierarchy.

Securities held by the Fund are valued at amortized cost, which approximates fair value. Securities valued in this manner are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. The Fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances,

15

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise; they are classified as Level 3 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Investment Companies	$2,000,000	$—	$—	$2,000,000
Repurchase Agreements	—	718,000,000	—	718,000,000
U.S. Government Agency Securities	—	731,530,682	—	731,530,682
U.S. Treasury Obligations	—	65,410,543	—	65,410,543
Total	$2,000,000	$1,514,941,225	$—	$1,516,941,225

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

16

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

(b)	Joint Repurchase Agreements

During the six months ended June 30, 2018, the Fund, along with another series of the Nationwide Mutual Funds (“NMF”), pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash through a joint account at JPMorgan Chase Bank, N.A. (“JPMorgan”), the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2018, the joint repos on a gross basis were as follows:

ABN Amro Bank NV, 2.15%, dated 6/29/2018, due 7/2/2018, repurchase price $50,008,958, collateralized by U.S. Government Agency and Treasury Securities, ranging from 1.00% - 4.50%, maturing 11/30/2018 - 1/1/2048; total market value $51,313,452.

BNP Paribas SA, 2.03%, dated 5/29/2018, due 9/26/2018, repurchase price $15,101,500, collateralized by U.S. Government Agency and Treasury Securities, ranging from 1.00% - 6.50%, maturing 11/30/2019 - 6/1/2048; total market value $15,403,701.

BNP Paribas SA, 1.95%, dated 6/29/2018, due 7/30/2018, repurchase price $23,038,621, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 2.75%, maturing 9/27/2018 - 11/15/2042; total market value $23,499,397.

ING Financial Markets LLC, 2.15%, dated 6/29/2018, due 7/2/2018, repurchase price $305,054,646, collateralized by U.S. Government Agency Securities, ranging from 2.50% - 7.50%, maturing 9/1/2018 - 2/1/2057; total market value $311,155,903.

Natixis Financial Products LLC, 1.95%, dated 6/14/2018, due 7/16/2018, repurchase price $100,173,333, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 8.75%, maturing 8/23/2018 - 8/15/2042; total market value $102,176,804.

Natixis Financial Products LLC, 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $25,004,417, collateralized by U.S. Government Agency and Treasury Securities, ranging from 2.37% - 6.00%, maturing 6/15/2021 - 9/15/2065; total market value $25,611,386.

RBS Securities, Inc., 2.11%, dated 6/29/2018, due 7/2/2018, repurchase price $100,017,583, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.75%, maturing 2/28/2022 - 2/15/2026; total market value $102,001,185.

Wells Fargo Securities LLC, 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $100,017,667, collateralized by U.S. Government Agency Securities, ranging from 1.75% - 5.50%, maturing 2/15/2026 - 12/25/2049; total market value $102,349,321.

17

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

At June 30, 2018, the Fund’s investment in the joint repos were subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ABN Amro Bank NV.	$50,000,000	$—	$50,000,000	$(50,000,000)	$—
BNP Paribas SA.	15,000,000	—	15,000,000	(15,000,000)	—
BNP Paribas SA.	23,000,000	—	23,000,000	(23,000,000)	—
ING Financial Markets LLC.	305,000,000	—	305,000,000	(305,000,000)	—
Natixis Financial Products LLC.	100,000,000	—	100,000,000	(100,000,000)	—
Natixis Financial Products LLC.	25,000,000	—	25,000,000	(25,000,000)	—
RBS Securities, Inc.	100,000,000	—	100,000,000	(100,000,000)	—
Wells Fargo Securities LLC.	100,000,000	—	100,000,000	(100,000,000)	—
Total	$718,000,000	$—	$718,000,000	$(718,000,000)	$—

Amounts designated as “—” are zero.

*

At June 30, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

18

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a ”regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Federated Investment Management Company (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.30%
$1 billion up to $2 billion	0.28%
$2 billion up to $5 billion	0.26%
$5 billion and more	0.24%

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate was 0.29%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

19

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and NMF, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $243,824 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $3,328.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares, 0.20% of the average daily net assets of Class IV shares, and 0.10% of the average daily net assets of Class V shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.15%, 0.15%, 0.15% and 0.10% for Class I, Class II, Class IV and Class V shares, respectively, for a total amount of $1,073,166.

20

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

4.  Earnings Credit

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

5.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

6.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

7.  Federal Tax Information

As of June 30, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,516,941,225	$—	$—	$—

Amounts designated as “—” are zero or have been rounded to zero.

8.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

21

Supplemental Information

June 30, 2018 (Unaudited)

American Century NVIT Multi Cap Value Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT Dynamic U.S. Growth Fund

(formerly, NVIT Large Cap Growth Fund)

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The

Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds and multi-manager funds;

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

22

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the

Broadridge peer group provided an appropriate comparison and for Funds with multiple Sub-Advisers.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s assessment the financial condition and stability of the Sub-Advisers; and

●	Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where

23

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Funds without identified performance or expense challenges

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Nationwide Fund, and NVIT Short Term Bond Fund.

Performance

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. They also considered that each of the Funds had achieved relative performance at the 50th comparative percentile or higher (except in the case of NVIT Core Plus Bond Fund and NVIT Short Term Bond Fund, which had achieved performance in the 51st and 53rd comparative percentiles, respectively) for the three-year period ended August 31, 2017. The Trustees determined on the basis of all of the information presented to them that each of the Funds had achieved a level of performance consistent with continuation of the Fund’s advisory agreement.

Actual Advisory Fee and Total Expense Ratio

The Trustees considered information concerning the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of the Funds. They considered, among other things, any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year, comparative information regarding the fees and expenses of peer funds, and the comparative quintile ranking of each Fund’s fees and expenses against its Broadridge expense group (where each Fund’s total expense ratio and actual advisory fee were above the median of the Fund’s peer group except in the case of the actual advisory fee for Neuberger Berman NVIT Socially Responsible Fund where the Fund’s actual advisory fee ranked in the 53 comparative percentile). After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Funds with expense challenges but without identified performance challenges

BlackRock NVIT Equity Dividend Fund, BlackRock NVIT Managed Global Allocation Fund, Federated NVIT High Income Bond Fund, NVIT Government Money Market Fund, NVIT Multi Sector Bond Fund, and Templeton NVIT International Value Fund.

Performance

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. They also considered that each of the Funds had achieved relative performance at the 50th comparative percentile or higher (except in the case of Templeton NVIT International Value Fund, which had achieved performance in the 52nd comparative percentile) for the three-year period ended August 31, 2017 (or the two-year period ended August 31, 2017 with respect to BlackRock NVIT Managed Global Allocation Fund, which commenced operations in July 2015). The Trustees determined on the basis of all of the information presented to them that each of the Funds had achieved a level of performance consistent with continuation of the Fund’s advisory agreement.

24

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

Actual Advisory Fee and Total Expense Ratio

The Trustees considered that each of the Funds had an actual advisory fee or total expense ratio, or both, that ranked at a level (typically below the third comparative quintile) that justified more detailed review. The Trustees considered the following factors, among others.

The Trustees noted that the actual advisory fee rate of Federated NVIT High Income Bond Fund, NVIT Government Money Market Fund, NVIT Multi Sector Bond Fund and Templeton NVIT International Value Fund did not rank within the top three quintiles of the Fund’s Broadridge expense group. The Trustees considered, however, that the total expense ratio (including 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) for each of these Funds, except for NVIT Government Money Market Fund, ranked within the top three quintiles of the Fund’s Broadridge expense group.

Federated NVIT High Income Bond Fund. The Trustees noted that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the first comparative quintile, and that, although the Fund’s actual advisory fee was above the median of its peer group, at the 71st comparative percentile, it was within the range of its peers.

NVIT Government Money Market Fund. The Trustees noted that the Fund’s actual advisory fee and total expense ratio were relatively high compared to the Broadridge expense group. The Trustees considered that the Adviser had implemented a ten-basis point advisory fee reduction in connection with the Fund’s transition to a government money market fund effective March 9, 2017. The Trustees considered the Adviser’s statements that, due to extraordinary fee waivers and expense limitations during the recent period of historically low short-term interest rates, the comparability of advisory fees and total expense ratios presented for peer funds in the Broadridge expense group was limited. In light of developments in the market for comparable funds the Trustees determined to continue to monitor the fees paid by the Fund to determine whether further fee changes might be appropriate.

NVIT Multi Sector Bond Fund. The Trustees noted the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked first among the Fund’s peers. The Trustees considered the Adviser’s statements that the Fund’s expense peer group is comprised of general bond funds, and that, when the Fund’s expenses are compared against a list of peer funds that include only multi-sector bond funds, the Fund’s actual advisory fee compares substantially more favorably. The Trustees also considered the Adviser’s statement that it had reduced its advisory fee in 2017 by 5 basis points, and that it lowered the Fund’s expense cap by 2 basis points in 2016.

Templeton NVIT International Value Fund. The Trustees noted the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the second comparative quintile. The Trustees also considered the Adviser’s statement that the Fund’s actual advisory fee was at approximately the 60th comparative percentile, within the range of peer funds.

BlackRock NVIT Equity Dividend Fund. The Trustees noted that the Fund’s actual advisory fee was below the peer group median. The Trustees also noted that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) was ranked within the fifth quintile of its Broadridge expense group but considered the Adviser’s statement, that, effective January 2017, in connection with the appointment of the Fund’s current sub-adviser, the Adviser had implemented an expense limitation agreement for the Fund that lowered the Fund’s total expense ratio, and that that expense reduction was effective for only a

25

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

part of the year over which the Fund’s expenses were measured.

BlackRock NVIT Managed Global Allocation Fund. The Trustees noted that the Fund’s actual advisory fee ranked within the second quintile of the Fund’s Broadridge expense group. They also considered that, although the Fund’s total expense ratio was above the median of the Fund’s peers, it exceeded the 60th comparative percentile by only 1.6 basis points; and that a number of the Fund’s peers are quite large relative to the Fund and likely enjoy substantial economies of scale not currently available to the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Funds with performance challenges but without identified expense challenges

American Century NVIT Multi Cap Value Fund, NVIT Emerging Markets Fund, NVIT International Equity Fund, NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund), and NVIT Real Estate Fund.

Actual Advisory Fee and Total Expense Ratio

The Trustees considered information concerning the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of these Funds. They considered, among other things, any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year, comparative information regarding the fees and expenses of peer funds, and the comparative quintile ranking of each Fund’s fees and expenses against its Broadridge expense group. The Trustees considered that the total expense ratio (including 12b-1 and non-12b-1 service fees) of each Fund ranked in the first comparative quintile of its peer group, and that the actual advisory fees of each Fund ranked in the 60th comparative percentile or better in comparison to its peers. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Performance

The Trustees identified each of these Funds as having achieved a level of total return performance that warranted additional consideration, based on comparison with funds in their respective performance universes for the three-year period ended August 31, 2017. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as information provided during investment review meetings conducted by the Board with the Adviser’s and/or the Sub-Advisers’ portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

American Century NVIT Multi Cap Value Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of unfavorable overweights to out-of-favor or underperforming sectors and stock selection, and the Adviser’s statements that the Sub-Adviser’s high-quality investment style has been out-of-favor over the past 12-months during which the Fund’s underperformance was concentrated. The Trustees further considered the Adviser’s statements that it would further assess the Fund’s performance and the Sub-Adviser’s process in the coming year.

NVIT Emerging Markets Fund. The Trustees considered that, effective February 2016, two new Sub-Advisers replaced the Fund’s former Sub-Adviser, and observed that the Fund’s underperformance was attributable principally to the Fund’s prior Sub-Adviser. The Trustees also considered that the

26

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

Fund’s performance had improved from the third comparative quintile for the three-year period to the second comparative quintile for the one-year period.

NVIT International Equity Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance compared to its peers is substantially the result of what the Adviser considers an inappropriate assignment of the Fund to a peer group with a “growth” bias, rather than to a “core” peer group, which the Adviser considers more appropriate, and where the Fund’s performance would compare significantly more favorably. The Trustees also considered the Adviser’s statements that the Sub-Adviser’s investment process has been consistent since the portfolio management team began managing the Fund and that the Fund’s performance has improved since the replacement of its prior Sub-Adviser in 2013.

NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund). The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of unfavorable underweight positions and stock selection and the structural issues that present difficulties for active managers to deliver alpha within the large growth category. The Trustees also considered the Adviser’s statement that the Sub-Adviser’s quantitative model-driven strategy may be contributing to the Fund’s underperformance, and that the Adviser intends to maintain heightened monitoring of the Fund’s performance going forward.

NVIT Real Estate Fund. The Trustees considered that, effective September 2017, a new Sub-Adviser replaced the former Sub-Adviser, and observed that the Fund’s underperformance was attributable to the Fund’s prior Sub-Adviser.

Funds with performance and expense challenges

NVIT Government Bond Fund and NVIT Managed American Funds Growth-Income Fund.

The Trustees identified each of these Funds as having achieved a level of total return performance that warranted additional consideration, based on comparison with funds in their respective performance universes for the three-year period ended August 31, 2017. In addition, the Trustees considered that each of the Funds had an actual advisory fee or total expense ratio that ranked at a level (typically below the third comparative quintile) that justified more detailed review.

NVIT Government Bond Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of the longer-term oriented positioning of the Fund’s portfolio and certain portfolio overweights. The Trustee’s considered the Adviser’s statements that the environment during the period under review was unfavorable for the longer-term oriented positioning of the portfolio, but that the Fund’s portfolio is structured well for the possibility of gradually rising interest rates and continuing economic growth.

As to the Fund’s expenses, the Trustees considered that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the second comparative quintile and that the Fund’s actual advisory fee was one basis point higher than the 60th comparative percentile.

NVIT Managed American Funds Growth-Income Fund. The Trustees considered that the Fund is designed to be offered as an investment option under variable insurance products, and that the Fund’s investment strategy calls for the Adviser to apply an overlay strategy intended to reduce volatility of the Fund under various market conditions. The Trustees considered the Adviser’s statement that, due to the levels

27

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

of short-term volatility in the equity markets at various times during the performance measuring period, the use of the overlay had detracted from the Fund’s performance due to its causing the Fund to underweight equities. The Trustees also noted the Adviser’s statement that market conditions in the one-year period were more amenable to the Fund’s overlay strategy, and the Fund achieved performance in the 28th comparative percentile.

As to the Fund’s expenses, the Trustees noted the Adviser’s actual advisory fee was the lowest of the funds in the Fund’s peer group, although the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) was the highest in the group. The Trustees considered the Adviser’s statement that the Fund’s peer group is small and narrowly focused and not representative of funds with investment strategies similar to those of the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that: (i) the Adviser’s explanation regarding these Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period; and (ii) each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

-        -        -

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, is subject to contractual advisory fee breakpoints. The Trustees considered that the Adviser had agreed to implement a contractual advisory fee breakpoint for NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund effective April 30, 2018. With respect to Blackrock NVIT Managed Global Allocation Fund, the Trustees determined to continue to monitor the fees paid by the Fund to determine whether breakpoints might become appropriate.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

28

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

29

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

30

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

31

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

32

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

33

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

34

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

35

Semiannual Report

June 30, 2018 (Unaudited)

Neuberger Berman NVIT Multi Cap Opportunities Fund

SAR-MCO 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	Neuberger Berman NVIT Multi Cap Opportunities Fund

Asset Allocation†

Common Stocks	99.6%
Other assets in excess of liabilities	0.4%
100.0%

Top Industries††

Capital Markets	12.4%
Communications Equipment	7.9%
Health Care Providers & Services	7.0%
Banks	6.1%
Food & Staples Retailing	4.8%
Diversified Financial Services	4.7%
Chemicals	4.6%
Software	4.6%
Internet Software & Services	4.4%
Aerospace & Defense	4.2%
Other Industries	39.3%
100.0%

Top Holdings††

JPMorgan Chase & Co.	4.9%
US Foods Holding Corp.	4.8%
Berkshire Hathaway, Inc., Class B	4.7%
Motorola Solutions, Inc.	4.6%
HCA Healthcare, Inc.	4.5%
Alphabet, Inc., Class C	4.4%
Goldman Sachs Group, Inc. (The)	3.8%
CSX Corp.	3.7%
Apple, Inc.	3.7%
Chubb Ltd.	3.5%
Other Holdings	57.4%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Percentages indicated are based upon total investments as of June 30, 2018.

3

Shareholder Expense Example	Neuberger Berman NVIT Multi Cap Opportunities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Neuberger Berman NVIT Multi Cap Opportunities Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)
Class I Shares	Actual	(b)	1,000.00	1,014.40	4.20	0.84
	Hypothetical	(b)(c)	1,000.00	1,020.63	4.21	0.84
Class II Shares	Actual	(b)	1,000.00	1,013.70	4.69	0.94
	Hypothetical	(b)(c)	1,000.00	1,020.13	4.71	0.94

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

Neuberger Berman NVIT Multi Cap Opportunities Fund

Common Stocks 99.6%

	Shares	Value

Aerospace & Defense 4.2%
Boeing Co. (The)	16,500	$5,535,915
Raytheon Co.	22,000	4,249,960

		9,785,875

Banks 6.0%
FCB Financial Holdings, Inc., Class A*	46,000	2,704,800
JPMorgan Chase & Co.	108,000	11,253,600

		13,958,400

Building Products 1.2%
Masonite International Corp.*	38,000	2,730,300

Capital Markets 12.3%
Brookfield Asset Management, Inc., Class A	127,000	5,148,580
Charles Schwab Corp. (The)	132,000	6,745,200
Goldman Sachs Group, Inc. (The)	40,000	8,822,800
Intercontinental Exchange, Inc.	106,000	7,796,300

		28,512,880

Chemicals 4.6%
Methanex Corp.	54,000	3,817,800
Scotts Miracle-Gro Co. (The)	48,000	3,991,680
Sherwin-Williams Co. (The)	7,000	2,852,990

		10,662,470

Communications Equipment 7.9%
Cisco Systems, Inc.	175,000	7,530,250
Motorola Solutions, Inc.	92,000	10,706,040

		18,236,290

Construction Materials 1.4%
Martin Marietta Materials, Inc.	14,000	3,126,620

Containers & Packaging 3.6%
Ball Corp.	125,000	4,443,750
Sealed Air Corp.	94,000	3,990,300

		8,434,050

Diversified Financial Services 4.7%
Berkshire Hathaway, Inc., Class B*	58,000	10,825,700

Electrical Equipment 1.7%
Rockwell Automation, Inc.	24,000	3,989,520

Energy Equipment & Services 0.5%
Schlumberger Ltd.	17,000	1,139,510

Food & Staples Retailing 4.8%
US Foods Holding Corp.*	293,000	11,081,260

Food Products 1.7%
Mondelez International, Inc., Class A	97,000	3,977,000

Health Care Equipment & Supplies 1.5%
Hill-Rom Holdings, Inc.	41,000	3,580,940

Common Stocks (continued)

	Shares	Value

Health Care Providers & Services 7.0%
Aetna, Inc.	32,000	$5,872,000
HCA Healthcare, Inc.	100,000	10,260,000

		16,132,000

Industrial Conglomerates 2.4%
3M Co.	28,000	5,508,160

Insurance 3.5%
Chubb Ltd.	63,000	8,002,260

Internet Software & Services 4.3%
Alphabet, Inc., Class C*	9,000	10,040,850

IT Services 2.2%
PayPal Holdings, Inc.*	60,000	4,996,200

Machinery 3.3%
Stanley Black & Decker, Inc.	58,000	7,702,980

Oil, Gas & Consumable Fuels 1.7%
EOG Resources, Inc.	31,000	3,857,330

Pharmaceuticals 2.4%
Pfizer, Inc.	150,000	5,442,000

Road & Rail 3.7%
CSX Corp.	135,000	8,610,300

Semiconductors & Semiconductor Equipment 2.9%
Analog Devices, Inc.	69,000	6,618,480

Software 4.6%
Activision Blizzard, Inc.	54,000	4,121,280
Microsoft Corp.	17,000	1,676,370
Symantec Corp.	233,000	4,811,450

		10,609,100

Technology Hardware, Storage & Peripherals 3.7%
Apple, Inc.	46,000	8,515,060

Textiles, Apparel & Luxury Goods 1.8%
NIKE, Inc., Class B	52,000	4,143,360

Total Investments (cost $151,840,047) — 99.6%		230,218,895

Other assets in excess of liabilities — 0.4%		911,892

NET ASSETS — 100.0%		$231,130,787

*	Denotes a non-income producing security.

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Neuberger Berman NVIT Multi Cap Opportunities Fund
Assets:
Investment securities, at value (cost $151,840,047)	$230,218,895
Cash	1,070,158
Interest and dividends receivable	138,857
Receivable for investments sold	1,441,716
Receivable for capital shares issued	4,239
Prepaid expenses	1,281

Total Assets	232,875,146

Liabilities:
Payable for investments purchased	1,509,940
Payable for capital shares redeemed	40,973
Accrued expenses and other payables:
Investment advisory fees	116,543
Fund administration fees	17,228
Distribution fees	9,824
Administrative servicing fees	23,526
Accounting and transfer agent fees	89
Trustee fees	71
Custodian fees	752
Compliance program costs (Note 3)	214
Professional fees	12,334
Printing fees	8,259
Other	4,606

Total Liabilities	1,744,359

Net Assets	$231,130,787

Represented by:
Capital	$122,496,699
Accumulated undistributed net investment income	638,138
Accumulated net realized gains from investment securities	29,617,102
Net unrealized appreciation/(depreciation) in investment securities	78,378,848

Net Assets	$231,130,787

Net Assets:
Class I Shares	$184,811,166
Class II Shares	46,319,621

Total	$231,130,787

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	15,428,584
Class II Shares	3,918,351

Total	19,346,935

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.98
Class II Shares	$11.82

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

Neuberger Berman NVIT Multi Cap Opportunities Fund
INVESTMENT INCOME:
Dividend income	$1,620,265
Interest income	11,832
Foreign tax withholding	(10,940)

Total Income	1,621,157

EXPENSES:
Investment advisory fees	709,831
Fund administration fees	63,983
Distribution fees Class II Shares	58,116
Administrative servicing fees Class I Shares	142,589
Professional fees	16,671
Printing fees	10,248
Trustee fees	3,632
Custodian fees	4,525
Accounting and transfer agent fees	286
Compliance program costs (Note 3)	463
Other	3,673

Total Expenses	1,014,017

NET INVESTMENT INCOME	607,140

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities (Note 9)	5,691,813
Net change in unrealized appreciation/depreciation in the value of investment securities	(3,029,886)

Net realized/unrealized gains	2,661,927

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,269,067

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	Neuberger Berman NVIT Multi Cap Opportunities Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$607,140	$1,107,783
Net realized gains	5,691,813	24,094,226
Net change in unrealized appreciation/depreciation	(3,029,886)	22,974,556

Change in net assets resulting from operations	3,269,067	48,176,565

Distributions to Shareholders From:
Net investment income:
Class I	–	(955,834)
Class II	–	(184,909)
Net realized gains:
Class I	–	(3,786,621)
Class II	–	(731,217)

Change in net assets from shareholder distributions	–	(5,658,581)

Change in net assets from capital transactions	(9,737,513)	(5,317,363)

Change in net assets	(6,468,446)	37,200,621

Net Assets:
Beginning of period	237,599,233	200,398,612

End of period	$231,130,787	$237,599,233

Accumulated undistributed net investment income at end of period	$638,138	$30,998

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$851,369	$3,031,529
Dividends reinvested	–	4,742,455
Cost of shares redeemed	(12,820,394)	(24,400,718)

Total Class I Shares	(11,969,025)	(16,626,734)

Class II Shares
Proceeds from shares issued	9,296,955	17,039,878
Dividends reinvested	–	916,126
Cost of shares redeemed	(7,065,443)	(6,646,633)

Total Class II Shares	2,231,512	11,309,371

Change in net assets from capital transactions	$(9,737,513)	$(5,317,363)

SHARE TRANSACTIONS:
Class I Shares
Issued	70,083	278,119
Reinvested	–	435,882
Redeemed	(1,067,143)	(2,262,606)

Total Class I Shares	(997,060)	(1,548,605)

Class II Shares
Issued	781,241	1,591,238
Reinvested	–	85,245
Redeemed	(595,766)	(631,983)

Total Class II Shares	185,475	1,044,500

Total change in shares	(811,585)	(504,105)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

8

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Neuberger Berman NVIT Multi Cap Opportunities Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (b)(e)
Class I Shares
Six Months Ended June 30, 2018 (Unaudited)	$11.81	0.03	0.14	0.17	–	–	–	$11.98	1.44%		$184,811,166	0.84%	0.53%	0.84%	10.53%
Year Ended December 31, 2017	$9.71	0.06	2.33	2.39	(0.06)	(0.23)	(0.29)	$11.81	24.85%		$194,055,925	0.84%	0.52%	0.84%	24.45%
Year Ended December 31, 2016	$9.05	0.08	1.11	1.19	(0.07)	(0.46)	(0.53)	$9.71	13.60%		$174,595,729	0.85%	0.84%	0.85%	24.20%
Year Ended December 31, 2015	$10.15	0.08	(0.22)	(0.14)	(0.07)	(0.89)	(0.96)	$9.05	(1.08%	)	$174,480,732	0.84%	0.78%	0.84%	25.62%
Year Ended December 31, 2014	$11.40	0.10	0.62	0.72	(0.09)	(1.88)	(1.97)	$10.15	6.60%		$199,621,887	0.83%	0.91%	0.83%	26.67%
Year Ended December 31, 2013	$8.34	0.11	3.50	3.61	(0.11)	(0.44)	(0.55)	$11.40	43.82%		$215,486,565	0.84%	1.05%	0.84%	100.24%

Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$11.66	0.03	0.13	0.16	–	–	–	$11.82	1.37%	(f)	$46,319,621	0.94%	0.44%	0.94%	10.53%
Year Ended December 31, 2017	$9.60	0.05	2.29	2.34	(0.05)	(0.23)	(0.28)	$11.66	24.65%	(f)	$43,543,308	0.94%	0.42%	0.94%	24.45%
Year Ended December 31, 2016	$8.95	0.07	1.10	1.17	(0.06)	(0.46)	(0.52)	$9.60	13.54%		$25,802,883	0.95%	0.74%	0.95%	24.20%
Year Ended December 31, 2015	$10.05	0.07	(0.22)	(0.15)	(0.06)	(0.89)	(0.95)	$8.95	(1.19%	)	$25,464,596	0.94%	0.68%	0.94%	25.62%
Year Ended December 31, 2014	$11.30	0.09	0.62	0.71	(0.08)	(1.88)	(1.96)	$10.05	6.56%		$30,435,901	0.93%	0.81%	0.93%	26.67%
Year Ended December 31, 2013	$8.28	0.10	3.46	3.56	(0.10)	(0.44)	(0.54)	$11.30	43.53%		$36,935,557	0.94%	0.96%	0.94%	100.24%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

9

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Neuberger Berman NVIT Multi Cap Opportunities Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

10

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To

11

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise; they are classified as Level 3 investments within the hierarchy.

Equity Securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

At June 30, 2018, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies, if applicable.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

12

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and

13

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

procedures established by the Board of Trustees. NFA has selected Neuberger Berman Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.60%
$1 billion and more	0.55%

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate was 0.60%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $63,983 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $463.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

14

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.15% for Class I shares, for a total amount of $142,589.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $24,727,431 and sales of $33,171,533 (excluding short-term securities).

15

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the six months ended June 30, 2018, the Fund recaptured $5,356 of brokerage commissions.

16

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

10.  Federal Tax Information

As of June 30, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$151,991,569	$80,170,513	$(1,943,187)	$78,227,326

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under {“Line of Credit and Interfund Lending”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

17

Supplemental Information

June 30, 2018 (Unaudited)

American Century NVIT Multi Cap Value Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT Dynamic U.S. Growth Fund

(formerly, NVIT Large Cap Growth Fund)

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The

Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds and multi-manager funds;

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

18

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the

Broadridge peer group provided an appropriate comparison and for Funds with multiple Sub-Advisers.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s assessment the financial condition and stability of the Sub-Advisers; and

●	Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where

19

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Funds without identified performance or expense challenges

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Nationwide Fund, and NVIT Short Term Bond Fund.

Performance

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. They also considered that each of the Funds had achieved relative performance at the 50th comparative percentile or higher (except in the case of NVIT Core Plus Bond Fund and NVIT Short Term Bond Fund, which had achieved performance in the 51st and 53rd comparative percentiles, respectively) for the three-year period ended August 31, 2017. The Trustees determined on the basis of all of the information presented to them that each of the Funds had achieved a level of performance consistent with continuation of the Fund’s advisory agreement.

Actual Advisory Fee and Total Expense Ratio

The Trustees considered information concerning the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of the Funds. They considered, among other things, any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year, comparative information regarding the fees and expenses of peer funds, and the comparative quintile ranking of each Fund’s fees and expenses against its Broadridge expense group (where each Fund’s total expense ratio and actual advisory fee were above the median of the Fund’s peer group except in the case of the actual advisory fee for Neuberger Berman NVIT Socially Responsible Fund where the Fund’s actual advisory fee ranked in the 53 comparative percentile). After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Funds with expense challenges but without identified performance challenges

BlackRock NVIT Equity Dividend Fund, BlackRock NVIT Managed Global Allocation Fund, Federated NVIT High Income Bond Fund, NVIT Government Money Market Fund, NVIT Multi Sector Bond Fund, and Templeton NVIT International Value Fund.

Performance

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. They also considered that each of the Funds had achieved relative performance at the 50th comparative percentile or higher (except in the case of Templeton NVIT International Value Fund, which had achieved performance in the 52nd comparative percentile) for the three-year period ended August 31, 2017 (or the two-year period ended August 31, 2017 with respect to BlackRock NVIT Managed Global Allocation Fund, which commenced operations in July 2015). The Trustees determined on the basis of all of the information presented to them that each of the Funds had achieved a level of performance consistent with continuation of the Fund’s advisory agreement.

20

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

Actual Advisory Fee and Total Expense Ratio

The Trustees considered that each of the Funds had an actual advisory fee or total expense ratio, or both, that ranked at a level (typically below the third comparative quintile) that justified more detailed review. The Trustees considered the following factors, among others.

The Trustees noted that the actual advisory fee rate of Federated NVIT High Income Bond Fund, NVIT Government Money Market Fund, NVIT Multi Sector Bond Fund and Templeton NVIT International Value Fund did not rank within the top three quintiles of the Fund’s Broadridge expense group. The Trustees considered, however, that the total expense ratio (including 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) for each of these Funds, except for NVIT Government Money Market Fund, ranked within the top three quintiles of the Fund’s Broadridge expense group.

Federated NVIT High Income Bond Fund. The Trustees noted that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the first comparative quintile, and that, although the Fund’s actual advisory fee was above the median of its peer group, at the 71st comparative percentile, it was within the range of its peers.

NVIT Government Money Market Fund. The Trustees noted that the Fund’s actual advisory fee and total expense ratio were relatively high compared to the Broadridge expense group. The Trustees considered that the Adviser had implemented a ten-basis point advisory fee reduction in connection with the Fund’s transition to a government money market fund effective March 9, 2017. The Trustees considered the Adviser’s statements that, due to extraordinary fee waivers and expense limitations during the recent period of historically low short-term interest rates, the comparability of advisory fees and total expense ratios presented for peer funds in the Broadridge expense group was limited. In light of developments in the market for comparable funds the Trustees determined to continue to monitor the fees paid by the Fund to determine whether further fee changes might be appropriate.

NVIT Multi Sector Bond Fund. The Trustees noted the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked first among the Fund’s peers. The Trustees considered the Adviser’s statements that the Fund’s expense peer group is comprised of general bond funds, and that, when the Fund’s expenses are compared against a list of peer funds that include only multi-sector bond funds, the Fund’s actual advisory fee compares substantially more favorably. The Trustees also considered the Adviser’s statement that it had reduced its advisory fee in 2017 by 5 basis points, and that it lowered the Fund’s expense cap by 2 basis points in 2016.

Templeton NVIT International Value Fund. The Trustees noted the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the second comparative quintile. The Trustees also considered the Adviser’s statement that the Fund’s actual advisory fee was at approximately the 60th comparative percentile, within the range of peer funds.

BlackRock NVIT Equity Dividend Fund. The Trustees noted that the Fund’s actual advisory fee was below the peer group median. The Trustees also noted that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) was ranked within the fifth quintile of its Broadridge expense group but considered the Adviser’s statement, that, effective January 2017, in connection with the appointment of the Fund’s current sub-adviser, the Adviser had implemented an expense limitation agreement for the Fund that lowered the Fund’s total expense ratio, and that that expense reduction was effective for only a

21

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

part of the year over which the Fund’s expenses were measured.

BlackRock NVIT Managed Global Allocation Fund. The Trustees noted that the Fund’s actual advisory fee ranked within the second quintile of the Fund’s Broadridge expense group. They also considered that, although the Fund’s total expense ratio was above the median of the Fund’s peers, it exceeded the 60th comparative percentile by only 1.6 basis points; and that a number of the Fund’s peers are quite large relative to the Fund and likely enjoy substantial economies of scale not currently available to the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Funds with performance challenges but without identified expense challenges

American Century NVIT Multi Cap Value Fund, NVIT Emerging Markets Fund, NVIT International Equity Fund, NVIT Dynamic Growth Fund (formerly, NVIT Large Cap Growth Fund), and NVIT Real Estate Fund.

Actual Advisory Fee and Total Expense Ratio

The Trustees considered information concerning the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of these Funds. They considered, among other things, any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year, comparative information regarding the fees and expenses of peer funds, and the comparative quintile ranking of each Fund’s fees and expenses against its Broadridge expense group. The Trustees considered that the total expense ratio (including 12b-1 and non-12b-1 service fees) of each Fund ranked in the first comparative quintile of its peer group, and that the actual advisory fees of each Fund ranked in the 60th comparative percentile or better in comparison to its peers. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Performance

The Trustees identified each of these Funds as having achieved a level of total return performance that warranted additional consideration, based on comparison with funds in their respective performance universes for the three-year period ended August 31, 2017. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as information provided during investment review meetings conducted by the Board with the Adviser’s and/or the Sub-Advisers’ portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

American Century NVIT Multi Cap Value Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of unfavorable overweights to out-of-favor or underperforming sectors and stock selection, and the Adviser’s statements that the Sub-Adviser’s high-quality investment style has been out-of-favor over the past 12-months during which the Fund’s underperformance was concentrated. The Trustees further considered the Adviser’s statements that it would further assess the Fund’s performance and the Sub-Adviser’s process in the coming year.

NVIT Emerging Markets Fund. The Trustees considered that, effective February 2016, two new Sub-Advisers replaced the Fund’s former Sub-Adviser, and observed that the Fund’s underperformance was attributable principally to the Fund’s prior Sub-Adviser. The Trustees also considered that the

22

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

Fund’s performance had improved from the third comparative quintile for the three-year period to the second comparative quintile for the one-year period.

NVIT International Equity Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance compared to its peers is substantially the result of what the Adviser considers an inappropriate assignment of the Fund to a peer group with a “growth” bias, rather than to a “core” peer group, which the Adviser considers more appropriate, and where the Fund’s performance would compare significantly more favorably. The Trustees also considered the Adviser’s statements that the Sub-Adviser’s investment process has been consistent since the portfolio management team began managing the Fund and that the Fund’s performance has improved since the replacement of its prior Sub-Adviser in 2013.

NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund). The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of unfavorable underweight positions and stock selection and the structural issues that present difficulties for active managers to deliver alpha within the large growth category. The Trustees also considered the Adviser’s statement that the Sub-Adviser’s quantitative model-driven strategy may be contributing to the Fund’s underperformance, and that the Adviser intends to maintain heightened monitoring of the Fund’s performance going forward.

NVIT Real Estate Fund. The Trustees considered that, effective September 2017, a new Sub-Adviser replaced the former Sub-Adviser, and observed that the Fund’s underperformance was attributable to the Fund’s prior Sub-Adviser.

Funds with performance and expense challenges

NVIT Government Bond Fund and NVIT Managed American Funds Growth-Income Fund.

The Trustees identified each of these Funds as having achieved a level of total return performance that warranted additional consideration, based on comparison with funds in their respective performance universes for the three-year period ended August 31, 2017. In addition, the Trustees considered that each of the Funds had an actual advisory fee or total expense ratio that ranked at a level (typically below the third comparative quintile) that justified more detailed review.

NVIT Government Bond Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of the longer-term oriented positioning of the Fund’s portfolio and certain portfolio overweights. The Trustee’s considered the Adviser’s statements that the environment during the period under review was unfavorable for the longer-term oriented positioning of the portfolio, but that the Fund’s portfolio is structured well for the possibility of gradually rising interest rates and continuing economic growth.

As to the Fund’s expenses, the Trustees considered that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the second comparative quintile and that the Fund’s actual advisory fee was one basis point higher than the 60th comparative percentile.

NVIT Managed American Funds Growth-Income Fund. The Trustees considered that the Fund is designed to be offered as an investment option under variable insurance products, and that the Fund’s investment strategy calls for the Adviser to apply an overlay strategy intended to reduce volatility of the Fund under various market conditions. The Trustees considered the Adviser’s statement that, due to the levels

23

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

of short-term volatility in the equity markets at various times during the performance measuring period, the use of the overlay had detracted from the Fund’s performance due to its causing the Fund to underweight equities. The Trustees also noted the Adviser’s statement that market conditions in the one-year period were more amenable to the Fund’s overlay strategy, and the Fund achieved performance in the 28th comparative percentile.

As to the Fund’s expenses, the Trustees noted the Adviser’s actual advisory fee was the lowest of the funds in the Fund’s peer group, although the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) was the highest in the group. The Trustees considered the Adviser’s statement that the Fund’s peer group is small and narrowly focused and not representative of funds with investment strategies similar to those of the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that: (i) the Adviser’s explanation regarding these Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period; and (ii) each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

-        -        -

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, is subject to contractual advisory fee breakpoints. The Trustees considered that the Adviser had agreed to implement a contractual advisory fee breakpoint for NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund effective April 30, 2018. With respect to Blackrock NVIT Managed Global Allocation Fund, the Trustees determined to continue to monitor the fees paid by the Fund to determine whether breakpoints might become appropriate.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

24

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

25

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

26

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

27

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

28

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

29

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

30

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

31

Semiannual Report

June 30, 2018 (Unaudited)

Neuberger Berman NVIT Socially Responsible Fund

SAR-SR 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	Neuberger Berman NVIT Socially Responsible Fund

Asset Allocation†

Common Stocks	98.5%
Other assets in excess of liabilities	1.5%
100.0%

Top Industries††

Health Care Equipment & Supplies	10.1%
Internet Software & Services	6.3%
IT Services	6.1%
Oil, Gas & Consumable Fuels	5.9%
Banks	5.6%
Health Care Providers & Services	4.9%
Semiconductors & Semiconductor Equipment	4.7%
Insurance	4.3%
Trading Companies & Distributors	4.1%
Chemicals	4.0%
Other Industries	44.0%
100.0%

Top Holdings††

Texas Instruments, Inc.	4.7%
Progressive Corp. (The)	4.3%
Comcast Corp., Class A	3.9%
Intercontinental Exchange, Inc.	3.7%
Advance Auto Parts, Inc.	3.7%
Danaher Corp.	3.7%
Becton Dickinson and Co.	3.7%
Aptiv plc	3.6%
Kroger Co. (The)	3.4%
Cognizant Technology Solutions Corp., Class A	3.3%
Other Holdings	62.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Percentages indicated are based upon total investments as of June 30, 2018.

3

Shareholder Expense Example	Neuberger Berman NVIT Socially Responsible Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Neuberger Berman NVIT Socially Responsible Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)
Class I Shares	Actual	(b)	1,000.00	1,041.80	4.25	0.84
	Hypothetical(b)(c)		1,000.00	1,020.63	4.21	0.84
Class II Shares	Actual	(b)	1,000.00	1,041.90	4.66	0.92
	Hypothetical(b)(c)		1,000.00	1,020.23	4.61	0.92

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

Neuberger Berman NVIT Socially Responsible Fund

Common Stocks 98.5%

	Shares	Value

Airlines 2.2%
Ryanair Holdings plc, ADR-IE*	24,920	$2,846,612

Auto Components 3.5%
Aptiv plc	49,847	4,567,481

Banks 5.5%
JPMorgan Chase & Co.	36,661	3,820,076
US Bancorp	66,420	3,322,329

		7,142,405

Capital Markets 3.7%
Intercontinental Exchange, Inc.	64,669	4,756,405

Chemicals 3.9%
Novozymes A/S, ADR-DK	47,365	2,388,617
Sherwin-Williams Co. (The)	6,664	2,716,046

		5,104,663

Consumer Finance 2.4%
American Express Co.	31,723	3,108,854

Energy Equipment & Services 2.5%
Schlumberger Ltd.	48,583	3,256,518

Equity Real Estate Investment Trusts (REITs) 2.8%
Weyerhaeuser Co.	98,030	3,574,174

Food & Staples Retailing 3.3%
Kroger Co. (The)	152,478	4,337,999

Health Care Equipment & Supplies 9.9%
Becton Dickinson and Co.	19,352	4,635,965
Danaher Corp.	47,517	4,688,978
Medtronic plc	40,672	3,481,930

		12,806,873

Health Care Providers & Services 4.8%
AmerisourceBergen Corp.	47,919	4,086,053
Premier, Inc., Class A*	58,330	2,122,046

		6,208,099

Hotels, Restaurants & Leisure 2.2%
Compass Group plc, ADR-UK	129,313	2,799,626

Industrial Conglomerates 2.7%
3M Co.	17,827	3,506,927

Insurance 4.3%
Progressive Corp. (The)	93,183	5,511,774

Internet Software & Services 6.2%
Alphabet, Inc., Class A*	3,602	4,067,342
eBay, Inc.*	107,841	3,910,315

		7,977,657

IT Services 6.0%
Cognizant Technology Solutions Corp., Class A	53,352	4,214,275
Mastercard, Inc., Class A	18,020	3,541,290

		7,755,565

Common Stocks (continued)

	Shares	Value

Media 3.8%
Comcast Corp., Class A	149,734	$4,912,773

Oil, Gas & Consumable Fuels 5.8%
Cimarex Energy Co.	9,624	979,146
EQT Corp.	53,647	2,960,241
Noble Energy, Inc.	99,261	3,501,928

		7,441,315

Personal Products 3.1%
Unilever NV, NYRS-UK	71,068	3,959,909

Pharmaceuticals 1.8%
Roche Holding AG, ADR-CH	83,655	2,311,388

Road & Rail 1.9%
JB Hunt Transport Services, Inc.	20,048	2,436,834

Semiconductors & Semiconductor Equipment 4.6%
Texas Instruments, Inc.	53,739	5,924,725

Software 2.5%
Intuit, Inc.	15,801	3,228,223

Specialty Retail 3.7%
Advance Auto Parts, Inc.	34,873	4,732,266

Textiles, Apparel & Luxury Goods 1.3%
Gildan Activewear, Inc.	60,794	1,711,959

Trading Companies & Distributors 4.1%
Fastenal Co.	23,334	1,123,065
WW Grainger, Inc.	13,369	4,123,000

		5,246,065

Total Investments (cost $91,146,506) — 98.5%		127,167,089

Other assets in excess of liabilities — 1.5%		1,909,864

NET ASSETS — 100.0%		$129,076,953

*	Denotes a non-income producing security.

ADR	American Depositary Receipt

CH	Switzerland

DK	Denmark

IE	Ireland

NYRS	New York Registry Shares

REIT	Real Estate Investment Trust

UK	United Kingdom

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Neuberger Berman NVIT Socially Responsible Fund
Assets:
Investment securities, at value (cost $91,146,506)	$127,167,089
Cash	1,932,611
Interest and dividends receivable	75,951
Receivable for capital shares issued	28,242
Prepaid expenses	696

Total Assets	129,204,589

Liabilities:
Payable for capital shares redeemed	245
Accrued expenses and other payables:
Investment advisory fees	70,168
Fund administration fees	15,373
Distribution fees	9,201
Administrative servicing fees	7,418
Accounting and transfer agent fees	90
Trustee fees	57
Custodian fees	894
Compliance program costs (Note 3)	122
Professional fees	12,242
Printing fees	6,888
Other	4,938

Total Liabilities	127,636

Net Assets	$129,076,953

Represented by:
Capital	$74,696,105
Accumulated undistributed net investment income	544,844
Accumulated net realized gains from investment securities	17,815,421
Net unrealized appreciation/(depreciation) in investment securities	36,020,583

Net Assets	$129,076,953

Net Assets:
Class I Shares	$7,070,784
Class II Shares	122,006,169

Total	$129,076,953

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	481,347
Class II Shares	8,316,092

Total	8,797,439

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$14.69
Class II Shares	$14.67

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

Neuberger Berman NVIT Socially Responsible Fund
INVESTMENT INCOME:
Dividend income	$1,087,527
Interest income	18,168
Foreign tax withholding	(3,711)

Total Income	1,101,984

EXPENSES:
Investment advisory fees	425,273
Fund administration fees	52,695
Distribution fees Class II Shares	155,099
Administrative servicing fees Class I Shares	1,939
Administrative servicing fees Class II Shares	31,021
Professional fees	14,532
Printing fees	8,938
Trustee fees	2,017
Custodian fees	2,553
Accounting and transfer agent fees	267
Compliance program costs (Note 3)	256
Other	2,977

Total expenses before fees waived	697,567

Distribution fees waived—Class II (Note 3)	(99,264)

Net Expenses	598,303

NET INVESTMENT INCOME	503,681

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities (Note 9)	5,001,407
Net change in unrealized appreciation/depreciation in the value of investment securities	(71,988)

Net realized/unrealized gains	4,929,419

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,433,100

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	Neuberger Berman NVIT Socially Responsible Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$503,681	$694,123
Net realized gains	5,001,407	12,840,359
Net change in unrealized appreciation/depreciation	(71,988)	8,708,341

Change in net assets resulting from operations	5,433,100	22,242,823

Distributions to Shareholders From:
Net investment income:
Class I	–	(39,906)
Class II	–	(653,181)
Net realized gains:
Class I	–	(563,951)
Class II	–	(11,154,350)

Change in net assets from shareholder distributions	–	(12,411,388)

Change in net assets from capital transactions	(9,936,020)	(5,866,579)

Change in net assets	(4,502,920)	3,964,856

Net Assets:
Beginning of period	133,579,873	129,615,017

End of period	$129,076,953	$133,579,873

Accumulated undistributed net investment income at end of period	$544,844	$41,163

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$853,480	$1,590,044
Dividends reinvested	–	603,857
Cost of shares redeemed	(856,307)	(2,023,855)

Total Class I Shares	(2,827)	170,046

Class II Shares
Proceeds from shares issued	1,053,712	3,233,883
Dividends reinvested	–	11,807,531
Cost of shares redeemed	(10,986,905)	(21,078,039)

Total Class II Shares	(9,933,193)	(6,036,625)

Change in net assets from capital transactions	$(9,936,020)	$(5,866,579)

SHARE TRANSACTIONS:
Class I Shares
Issued	57,577	111,613
Reinvested	–	45,888
Redeemed	(59,305)	(142,224)

Total Class I Shares	(1,728)	15,277

Class II Shares
Issued	73,385	229,083
Reinvested	–	899,194
Redeemed	(757,678)	(1,519,805)

Total Class II Shares	(684,293)	(391,528)

Total change in shares	(686,021)	(376,251)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

8

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Neuberger Berman NVIT Socially Responsible Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Six Months Ended June 30, 2018 (Unaudited)	$14.10	0.06	0.53	0.59	–	–	–	$14.69	4.18%		$7,070,784	0.84%	0.85%	0.84%	6.44%
Year Ended December 31, 2017	$13.15	0.08	2.26	2.34	(0.08)	(1.31)	(1.39)	$14.10	18.62%		$6,809,731	0.83%	0.60%	0.83%	17.08%
Year Ended December 31, 2016	$13.39	0.11	1.17	1.28	(0.10)	(1.42)	(1.52)	$13.15	10.11%		$6,153,499	0.83%	0.80%	0.84%	27.75%
Year Ended December 31, 2015	$16.52	0.14	(0.33)	(0.19)	(0.12)	(2.82)	(2.94)	$13.39	(0.32%	)	$7,079,701	0.82%	0.87%	0.82%	19.43%
Year Ended December 31, 2014	$15.08	0.15	1.45	1.60	(0.16)	–	(0.16)	$16.52	10.60%		$7,985,893	0.80%	0.95%	0.80%	32.63%
Year Ended December 31, 2013	$10.95	0.09	4.15	4.24	(0.11)	–	(0.11)	$15.08	38.77%		$11,149,054	0.80%	0.70%	0.80%	29.66%

Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$14.08	0.06	0.53	0.59	–	–	–	$14.67	4.19%		$122,006,169	0.92%	0.77%	1.08%	6.44%
Year Ended December 31, 2017	$13.15	0.07	2.24	2.31	(0.07)	(1.31)	(1.38)	$14.08	18.36%		$126,770,142	0.92%	0.52%	1.08%	17.08%
Year Ended December 31, 2016	$13.38	0.09	1.19	1.28	(0.09)	(1.42)	(1.51)	$13.15	10.11%		$123,461,518	0.92%	0.70%	1.09%	27.75%
Year Ended December 31, 2015	$16.51	0.12	(0.32)	(0.20)	(0.11)	(2.82)	(2.93)	$13.38	(0.42%	)	$130,768,172	0.91%	0.78%	1.07%	19.43%
Year Ended December 31, 2014	$15.07	0.13	1.45	1.58	(0.14)	–	(0.14)	$16.51	10.51%		$155,682,504	0.89%	0.82%	1.05%	32.63%
Year Ended December 31, 2013	$10.95	0.08	4.14	4.22	(0.10)	–	(0.10)	$15.07	38.55%		$185,012,617	0.89%	0.62%	1.05%	29.66%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expense ratios include expenses reimbursed to the Advisor.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

9

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Neuberger Berman NVIT Socially Responsible Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

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Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have

11

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

At June 30, 2018, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

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Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains/(losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Neuberger Berman Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.65%
$1 billion and more	0.60%

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate was 0.65%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.78% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

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Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

As of June 30, 2018, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Six Months Ended June 30, 2018 Amount	Total
$—	$10,871	$—	$—	$10,871

Amounts designated as “—” are zero or have been rounded to zero.

Pursuant to the Expense Limitation Agreement, during the six months ended June 30, 2018, the Fund reimbursed NFA in the amount of $0.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $52,695 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $256.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2019. During the six months ended June 30, 2018, the waiver of such distribution fees by NFD amounted to $99,264, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include,

15

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.06% and 0.05% for Class I and Class II shares, respectively, for a total amount of $32,960.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $8,284,639 and sales of $17,327,912 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future

16

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Social Policy

The Fund’s social policy may cause it to underperform similar mutual funds that do not have a social policy. This can occur because:

●	undervalued stocks that do not meet the social criteria could outperform those that do;

●	economic or political changes could make certain companies less attractive for investment; or

●	the social policy could cause the Fund to seek or avoid stocks that subsequently perform well

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

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Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the six months ended June 30, 2018, the Fund recaptured $2,291 of brokerage commissions.

10.  Federal Tax Information

As of June 30, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$91,166,680	$38,211,999	$(2,211,590)	$36,000,409

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit and Interfund Lending”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

18

Supplemental Information

June 30, 2018 (Unaudited)

American Century NVIT Multi Cap Value Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT Dynamic U.S. Growth Fund

(formerly, NVIT Large Cap Growth Fund)

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The

Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds and multi-manager funds;

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

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Supplemental Information (Continued)

June 30, 2018 (Unaudited)

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the

Broadridge peer group provided an appropriate comparison and for Funds with multiple Sub-Advisers.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s assessment the financial condition and stability of the Sub-Advisers; and

●	Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where

20

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Funds without identified performance or expense challenges

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Nationwide Fund, and NVIT Short Term Bond Fund.

Performance

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. They also considered that each of the Funds had achieved relative performance at the 50th comparative percentile or higher (except in the case of NVIT Core Plus Bond Fund and NVIT Short Term Bond Fund, which had achieved performance in the 51st and 53rd comparative percentiles, respectively) for the three-year period ended August 31, 2017. The Trustees determined on the basis of all of the information presented to them that each of the Funds had achieved a level of performance consistent with continuation of the Fund’s advisory agreement.

Actual Advisory Fee and Total Expense Ratio

The Trustees considered information concerning the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of the Funds. They considered, among other things, any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year, comparative information regarding the fees and expenses of peer funds, and the comparative quintile ranking of each Fund’s fees and expenses against its Broadridge expense group (where each Fund’s total expense ratio and actual advisory fee were above the median of the Fund’s peer group except in the case of the actual advisory fee for Neuberger Berman NVIT Socially Responsible Fund where the Fund’s actual advisory fee ranked in the 53 comparative percentile). After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Funds with expense challenges but without identified performance challenges

BlackRock NVIT Equity Dividend Fund, BlackRock NVIT Managed Global Allocation Fund, Federated NVIT High Income Bond Fund, NVIT Government Money Market Fund, NVIT Multi Sector Bond Fund, and Templeton NVIT International Value Fund.

Performance

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. They also considered that each of the Funds had achieved relative performance at the 50th comparative percentile or higher (except in the case of Templeton NVIT International Value Fund, which had achieved performance in the 52nd comparative percentile) for the three-year period ended August 31, 2017 (or the two-year period ended August 31, 2017 with respect to BlackRock NVIT Managed Global Allocation Fund, which commenced operations in July 2015). The Trustees determined on the basis of all of the information presented to them that each of the Funds had achieved a level of performance consistent with continuation of the Fund’s advisory agreement.

21

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

Actual Advisory Fee and Total Expense Ratio

The Trustees considered that each of the Funds had an actual advisory fee or total expense ratio, or both, that ranked at a level (typically below the third comparative quintile) that justified more detailed review. The Trustees considered the following factors, among others.

The Trustees noted that the actual advisory fee rate of Federated NVIT High Income Bond Fund, NVIT Government Money Market Fund, NVIT Multi Sector Bond Fund and Templeton NVIT International Value Fund did not rank within the top three quintiles of the Fund’s Broadridge expense group. The Trustees considered, however, that the total expense ratio (including 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) for each of these Funds, except for NVIT Government Money Market Fund, ranked within the top three quintiles of the Fund’s Broadridge expense group.

Federated NVIT High Income Bond Fund. The Trustees noted that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the first comparative quintile, and that, although the Fund’s actual advisory fee was above the median of its peer group, at the 71st comparative percentile, it was within the range of its peers.

NVIT Government Money Market Fund. The Trustees noted that the Fund’s actual advisory fee and total expense ratio were relatively high compared to the Broadridge expense group. The Trustees considered that the Adviser had implemented a ten-basis point advisory fee reduction in connection with the Fund’s transition to a government money market fund effective March 9, 2017. The Trustees considered the Adviser’s statements that, due to extraordinary fee waivers and expense limitations during the recent period of historically low short-term interest rates, the comparability of advisory fees and total expense ratios presented for peer funds in the Broadridge expense group was limited. In light of developments in the market for comparable funds the Trustees determined to continue to monitor the fees paid by the Fund to determine whether further fee changes might be appropriate.

NVIT Multi Sector Bond Fund. The Trustees noted the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked first among the Fund’s peers. The Trustees considered the Adviser’s statements that the Fund’s expense peer group is comprised of general bond funds, and that, when the Fund’s expenses are compared against a list of peer funds that include only multi-sector bond funds, the Fund’s actual advisory fee compares substantially more favorably. The Trustees also considered the Adviser’s statement that it had reduced its advisory fee in 2017 by 5 basis points, and that it lowered the Fund’s expense cap by 2 basis points in 2016.

Templeton NVIT International Value Fund. The Trustees noted the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the second comparative quintile. The Trustees also considered the Adviser’s statement that the Fund’s actual advisory fee was at approximately the 60th comparative percentile, within the range of peer funds.

BlackRock NVIT Equity Dividend Fund. The Trustees noted that the Fund’s actual advisory fee was below the peer group median. The Trustees also noted that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) was ranked within the fifth quintile of its Broadridge expense group but considered the Adviser’s statement, that, effective January 2017, in connection with the appointment of the Fund’s current sub-adviser, the Adviser had implemented an expense limitation agreement for the Fund that lowered the Fund’s total expense ratio, and that that expense reduction was effective for only a

22

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

part of the year over which the Fund’s expenses were measured.

BlackRock NVIT Managed Global Allocation Fund. The Trustees noted that the Fund’s actual advisory fee ranked within the second quintile of the Fund’s Broadridge expense group. They also considered that, although the Fund’s total expense ratio was above the median of the Fund’s peers, it exceeded the 60th comparative percentile by only 1.6 basis points; and that a number of the Fund’s peers are quite large relative to the Fund and likely enjoy substantial economies of scale not currently available to the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Funds with performance challenges but without identified expense challenges

American Century NVIT Multi Cap Value Fund, NVIT Emerging Markets Fund, NVIT International Equity Fund, NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund), and NVIT Real Estate Fund.

Actual Advisory Fee and Total Expense Ratio

The Trustees considered information concerning the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of these Funds. They considered, among other things, any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year, comparative information regarding the fees and expenses of peer funds, and the comparative quintile ranking of each Fund’s fees and expenses against its Broadridge expense group. The Trustees considered that the total expense ratio (including 12b-1 and non-12b-1 service fees) of each Fund ranked in the first comparative quintile of its peer group, and that the actual advisory fees of each Fund ranked in the 60th comparative percentile or better in comparison to its peers. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Performance

The Trustees identified each of these Funds as having achieved a level of total return performance that warranted additional consideration, based on comparison with funds in their respective performance universes for the three-year period ended August 31, 2017. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as information provided during investment review meetings conducted by the Board with the Adviser’s and/or the Sub-Advisers’ portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

American Century NVIT Multi Cap Value Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of unfavorable overweights to out-of-favor or underperforming sectors and stock selection, and the Adviser’s statements that the Sub-Adviser’s high-quality investment style has been out-of-favor over the past 12-months during which the Fund’s underperformance was concentrated. The Trustees further considered the Adviser’s statements that it would further assess the Fund’s performance and the Sub-Adviser’s process in the coming year.

NVIT Emerging Markets Fund. The Trustees considered that, effective February 2016, two new Sub-Advisers replaced the Fund’s former Sub-Adviser, and observed that the Fund’s underperformance was attributable principally to the Fund’s prior Sub-Adviser. The Trustees also considered that the

23

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

Fund’s performance had improved from the third comparative quintile for the three-year period to the second comparative quintile for the one-year period.

NVIT International Equity Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance compared to its peers is substantially the result of what the Adviser considers an inappropriate assignment of the Fund to a peer group with a “growth” bias, rather than to a “core” peer group, which the Adviser considers more appropriate, and where the Fund’s performance would compare significantly more favorably. The Trustees also considered the Adviser’s statements that the Sub-Adviser’s investment process has been consistent since the portfolio management team began managing the Fund and that the Fund’s performance has improved since the replacement of its prior Sub-Adviser in 2013.

NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund). The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of unfavorable underweight positions and stock selection and the structural issues that present difficulties for active managers to deliver alpha within the large growth category. The Trustees also considered the Adviser’s statement that the Sub-Adviser’s quantitative model-driven strategy may be contributing to the Fund’s underperformance, and that the Adviser intends to maintain heightened monitoring of the Fund’s performance going forward.

NVIT Real Estate Fund. The Trustees considered that, effective September 2017, a new Sub-Adviser replaced the former Sub-Adviser, and observed that the Fund’s underperformance was attributable to the Fund’s prior Sub-Adviser.

Funds with performance and expense challenges

NVIT Government Bond Fund and NVIT Managed American Funds Growth-Income Fund.

The Trustees identified each of these Funds as having achieved a level of total return performance that warranted additional consideration, based on comparison with funds in their respective performance universes for the three-year period ended August 31, 2017. In addition, the Trustees considered that each of the Funds had an actual advisory fee or total expense ratio that ranked at a level (typically below the third comparative quintile) that justified more detailed review.

NVIT Government Bond Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of the longer-term oriented positioning of the Fund’s portfolio and certain portfolio overweights. The Trustee’s considered the Adviser’s statements that the environment during the period under review was unfavorable for the longer-term oriented positioning of the portfolio, but that the Fund’s portfolio is structured well for the possibility of gradually rising interest rates and continuing economic growth.

As to the Fund’s expenses, the Trustees considered that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the second comparative quintile and that the Fund’s actual advisory fee was one basis point higher than the 60th comparative percentile.

NVIT Managed American Funds Growth-Income Fund. The Trustees considered that the Fund is designed to be offered as an investment option under variable insurance products, and that the Fund’s investment strategy calls for the Adviser to apply an overlay strategy intended to reduce volatility of the Fund under various market conditions. The Trustees considered the Adviser’s statement that, due to the levels

24

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

of short-term volatility in the equity markets at various times during the performance measuring period, the use of the overlay had detracted from the Fund’s performance due to its causing the Fund to underweight equities. The Trustees also noted the Adviser’s statement that market conditions in the one-year period were more amenable to the Fund’s overlay strategy, and the Fund achieved performance in the 28th comparative percentile.

As to the Fund’s expenses, the Trustees noted the Adviser’s actual advisory fee was the lowest of the funds in the Fund’s peer group, although the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) was the highest in the group. The Trustees considered the Adviser’s statement that the Fund’s peer group is small and narrowly focused and not representative of funds with investment strategies similar to those of the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that: (i) the Adviser’s explanation regarding these Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period; and (ii) each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

-        -        -

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, is subject to contractual advisory fee breakpoints. The Trustees considered that the Adviser had agreed to implement a contractual advisory fee breakpoint for NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund effective April 30, 2018. With respect to Blackrock NVIT Managed Global Allocation Fund, the Trustees determined to continue to monitor the fees paid by the Fund to determine whether breakpoints might become appropriate.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

25

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

26

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

27

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

28

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

29

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

30

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

31

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

32

Semiannual Report

June 30, 2018 (Unaudited)

NVIT Dynamic U.S. Growth Fund

(formerly, NVIT Large Cap Growth Fund)

SAR-DYGR 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund)

Asset Allocation†

Common Stocks	99.2%
Rights††	0.0%
Repurchase Agreements††	0.0%
Other assets in excess of liabilities	0.8%
100.0%

Top Industries†††

Software	13.6%
Internet Software & Services	9.0%
IT Services	8.4%
Internet & Direct Marketing Retail	7.6%
Technology Hardware, Storage & Peripherals	6.9%
Health Care Providers & Services	6.8%
Biotechnology	4.5%
Specialty Retail	3.8%
Semiconductors & Semiconductor Equipment	3.3%
Food & Staples Retailing	3.0%
Other Industries*	33.1%
100.0%

Top Holdings†††

Amazon.com, Inc.	7.5%
Microsoft Corp.	7.5%
Alphabet, Inc., Class A	7.0%
Apple, Inc.	4.4%
Visa, Inc., Class A	4.3%
Home Depot, Inc. (The)	3.8%
Adobe Systems, Inc.	2.4%
Costco Wholesale Corp.	2.1%
Humana, Inc.	2.0%
Vertex Pharmaceuticals, Inc.	1.7%
Other Holdings*	57.3%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Dynamic U.S. Growth Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)
Class I Shares	Actual	(b)	1,000.00	1,076.20	3.14	0.61
	Hypothetical(b)(c)		1,000.00	1,021.77	3.06	0.61
Class II Shares	Actual	(b)	1,000.00	1,075.20	4.43	0.86
	Hypothetical	(b)(c)	1,000.00	1,020.53	4.31	0.86

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund)

Common Stocks 99.2%

	Shares	Value

Automobiles 0.7%
Thor Industries, Inc.	108,966	$10,612,199

Banks 0.7%
Zions Bancorp	211,887	11,164,326

Beverages 1.2%
Constellation Brands, Inc., Class A	85,633	18,742,495

Biotechnology 4.4%
Alexion Pharmaceuticals, Inc. *	179,790	22,320,928
Foundation Medicine, Inc. *	91,448	12,500,942
Neurocrine Biosciences, Inc. *	92,415	9,078,850
Vertex Pharmaceuticals, Inc. *	160,016	27,196,319

		71,097,039

Building Products 0.6%
Builders FirstSource, Inc. *	565,444	10,341,971

Capital Markets 1.3%
E*TRADE Financial Corp. *	127,064	7,771,234
Morgan Stanley	276,934	13,126,672

		20,897,906

Chemicals 0.8%
Methanex Corp.	186,530	13,187,671

Commercial Services & Supplies 2.2%
Cintas Corp.	92,944	17,201,146
Copart, Inc. *	303,315	17,155,496

		34,356,642

Construction & Engineering 1.4%
EMCOR Group, Inc.	116,080	8,842,974
MasTec, Inc. *	253,350	12,857,513

		21,700,487

Consumer Finance 2.1%
FirstCash, Inc.	185,437	16,661,515
Green Dot Corp., Class A *	219,988	16,144,919

		32,806,434

Diversified Consumer Services 1.0%
ServiceMaster Global Holdings, Inc. *	275,007	16,354,666

Diversified Financial Services 0.7%
Voya Financial, Inc.	225,633	10,604,751

Electronic Equipment, Instruments & Components 0.8%
Zebra Technologies Corp., Class A *	83,954	12,026,411

Equity Real Estate Investment Trusts (REITs) 1.1%
Extra Space Storage, Inc.	171,037	17,071,203

Food & Staples Retailing 3.0%
Costco Wholesale Corp.	157,233	32,858,552
Walgreens Boots Alliance, Inc.	252,454	15,151,027

		48,009,579

Health Care Equipment & Supplies 1.0%
Baxter International, Inc.	223,047	16,469,791

Common Stocks (continued)

	Shares	Value

Health Care Providers & Services 6.7%
AmerisourceBergen Corp.	189,886	$16,191,579
CVS Health Corp.	279,369	17,977,395
Humana, Inc.	106,339	31,649,677
UnitedHealth Group, Inc.	65,219	16,000,829
WellCare Health Plans, Inc. *	104,146	25,644,911

		107,464,391

Health Care Technology 0.6%
Cotiviti Holdings, Inc. *	205,086	9,050,445

Hotels, Restaurants & Leisure 3.0%
Hilton Grand Vacations, Inc. *	341,847	11,862,091
International Game Technology plc	261,890	6,086,324
Penn National Gaming, Inc. *	527,994	17,735,318
Royal Caribbean Cruises Ltd.	114,054	11,815,994

		47,499,727

Household Products 1.3%
Church & Dwight Co., Inc.	384,582	20,444,379

Internet & Direct Marketing Retail 7.6%
Amazon.com, Inc. *	70,405	119,674,419
Netflix, Inc. *	4,041	1,581,769

		121,256,188

Internet Software & Services 8.9%
Alibaba Group Holding Ltd., ADR-CN *	84,786	15,730,347
Alphabet, Inc., Class A *	97,880	110,525,117
Facebook, Inc., Class A *	81,394	15,816,482

		142,071,946

IT Services 8.3%
Broadridge Financial Solutions, Inc.	223,132	25,682,493
Fidelity National Information Services, Inc.	185,981	19,719,565
Fiserv, Inc. *	272,000	20,152,480
Visa, Inc., Class A	512,448	67,873,738

		133,428,276

Life Sciences Tools & Services 0.7%
ICON plc *	79,325	10,512,942

Machinery 1.7%
Deere & Co.	108,602	15,182,559
Meritor, Inc. *	607,724	12,500,883

		27,683,442

Media 0.6%
Sirius XM Holdings, Inc.	1,385,500	9,379,835

Metals & Mining 0.9%
Steel Dynamics, Inc.	307,425	14,126,179

Oil, Gas & Consumable Fuels 0.8%
EQT Corp.	232,648	12,837,517

Pharmaceuticals 2.0%
Merck & Co., Inc.	264,876	16,077,973
Zoetis, Inc.	188,901	16,092,476

		32,170,449

5

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund) (Continued)

Common Stocks (continued)

	Shares	Value

Professional Services 1.0%
TriNet Group, Inc. *	295,112	$16,508,565

Road & Rail 0.9%
Kansas City Southern	140,257	14,861,632

Semiconductors & Semiconductor Equipment 3.2%
Intel Corp.	424,946	21,124,065
Micron Technology, Inc. *	290,311	15,223,909
ON Semiconductor Corp. *	689,378	15,328,320

		51,676,294

Software 13.5%
Adobe Systems, Inc. *	157,496	38,399,100
Electronic Arts, Inc. *	153,968	21,712,567
Fortinet, Inc. *	340,386	21,250,298
Microsoft Corp.	1,200,845	118,415,326
SS&C Technologies Holdings, Inc.	319,016	16,556,930

		216,334,221

Specialty Retail 3.7%
Home Depot, Inc. (The)	305,253	59,554,860

Technology Hardware, Storage & Peripherals 6.8%
Apple, Inc.	378,978	70,152,618
NetApp, Inc.	286,783	22,521,069
Western Digital Corp.	207,618	16,071,709

		108,745,396

Textiles, Apparel & Luxury Goods 2.0%
PVH Corp.	118,706	17,772,662
VF Corp.	177,238	14,448,442

		32,221,104

Trading Companies & Distributors 2.0%
United Rentals, Inc. *	87,492	12,915,569
WW Grainger, Inc.	59,585	18,376,014

		31,291,583

Total Common Stocks (cost $1,324,962,711)		1,584,562,942

Rights 0.0%†

	Number of Rights

Biotechnology 0.0%†
Dyax Corp., CVR * (a)(b)(c)	326,350	489,525

Total Right (cost $—)		489,525

Repurchase Agreements 0.0%†

	Principal Amount	Value

ML Pierce Fenner & Smith, Inc., 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $191,366, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $195,159. (d)(e)	$191,332	$191,332
Pershing LLC, 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $50,009, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 11.50%, maturing 7/25/2019 - 4/20/2068; total market value $51,000. (d)(e)	50,000	50,000

Total Repurchase Agreements (cost $241,332)		241,332

Total Investments (cost $1,325,204,043) — 99.2%		1,585,293,799

Other assets in excess of liabilities — 0.8%		12,670,286

NET ASSETS — 100.0%		$1,597,964,085

*	Denotes a non-income producing security.

(a)	Fair valued security.

(b)	Illiquid security as deemed by the procedures approved by the Board of Trustees (unaudited).

(c)	Value determined using significant unobservable inputs.

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2018 was $241,332.

(e)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

CN	China

CVR	Contingent Value Rights

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

6

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund)
Assets:
Investment securities, at value (cost $1,324,962,711)	$1,585,052,467
Repurchase agreements, at value (cost $241,332)	241,332
Cash	1,272,263
Interest and dividends receivable	591,101
Security lending income receivable	33,140
Receivable for investments sold	99,776,422
Receivable for capital shares issued	12,039
Reimbursement from investment adviser (Note 3)	29,230
Prepaid expenses	8,550

Total Assets	1,687,016,544

Liabilities:
Payable for investments purchased	85,057,614
Payable for capital shares redeemed	2,793,357
Payable upon return of securities loaned (Note 2)	241,332
Accrued expenses and other payables:
Investment advisory fees	583,895
Fund administration fees	49,097
Distribution fees	70,330
Administrative servicing fees	201,754
Accounting and transfer agent fees	272
Trustee fees	249
Custodian fees	7,483
Compliance program costs (Note 3)	1,470
Professional fees	14,592
Printing fees	27,727
Other	3,287

Total Liabilities	89,052,459

Net Assets	$1,597,964,085

Represented by:
Capital	$1,002,198,260
Accumulated undistributed net investment income	3,685,208
Accumulated net realized gains from investment securities	331,990,861
Net unrealized appreciation/(depreciation) in investment securities	260,089,756

Net Assets	$1,597,964,085

7

Statement of Assets and Liabilities (Continued)

June 30, 2018 (Unaudited)

NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund)
Net Assets:
Class I Shares	$1,264,308,249
Class II Shares	333,655,836

Total	$1,597,964,085

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	59,685,246
Class II Shares	15,867,966

Total	75,553,212

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$21.18
Class II Shares	$21.03

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund)
INVESTMENT INCOME:
Dividend income	$8,413,988
Income from securities lending (Note 2)	216,168
Interest income	87,584
Foreign tax withholding	(17,348)

Total Income	8,700,392

EXPENSES:
Investment advisory fees	3,767,186
Fund administration fees	233,347
Distribution fees Class II Shares	415,830
Administrative servicing fees Class I Shares	944,246
Administrative servicing fees Class II Shares	249,500
Professional fees	45,055
Printing fees	30,042
Trustee fees	24,315
Custodian fees	28,698
Accounting and transfer agent fees	820
Compliance program costs (Note 3)	3,070
Other	15,207

Total expenses before fees waived and expenses reimbursed	5,757,316

Investment advisory fees waived (Note 3)	(302,416)
Expenses reimbursed by adviser (Note 3)	(168,207)

Net Expenses	5,286,693

NET INVESTMENT INCOME	3,413,699

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities	185,603,924
Net change in unrealized appreciation/depreciation in the value of investment securities	(71,499,141)

Net realized/unrealized gains	114,104,783

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$117,518,482

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund)
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$3,413,699	$6,648,301
Net realized gains	185,603,924	147,361,307
Net change in unrealized appreciation/depreciation	(71,499,141)	204,771,380

Change in net assets resulting from operations	117,518,482	358,780,988

Distributions to Shareholders From:
Net investment income:
Class I	–	(5,616,692)
Class II	–	(733,642)
Net realized gains:
Class I	–	(28,312,779)
Class II	–	(7,444,181)

Change in net assets from shareholder distributions	–	(42,107,294)

Change in net assets from capital transactions	(99,241,674)	(129,720,363)

Change in net assets	18,276,808	186,953,331

Net Assets:
Beginning of period	1,579,687,277	1,392,733,946

End of period	$1,597,964,085	$1,579,687,277

Accumulated undistributed net investment income at end of period	$3,685,208	$271,509

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$4,507,548	$8,295,631
Dividends reinvested	–	33,929,471
Cost of shares redeemed	(79,629,251)	(147,740,632)

Total Class I Shares	(75,121,703)	(105,515,530)

Class II Shares
Proceeds from shares issued	12,487,364	15,320,717
Dividends reinvested	–	8,177,823
Cost of shares redeemed	(36,607,335)	(47,703,373)

Total Class II Shares	(24,119,971)	(24,204,833)

Change in net assets from capital transactions	$(99,241,674)	$(129,720,363)

10

Statements of Changes in Net Assets (Continued)

	NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund)
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	217,263	461,624
Reinvested	–	1,856,156
Redeemed	(3,860,045)	(8,229,799)

Total Class I Shares	(3,642,782)	(5,912,019)

Class II Shares
Issued	619,207	852,779
Reinvested	–	453,557
Redeemed	(1,797,137)	(2,690,453)

Total Class II Shares	(1,177,930)	(1,384,117)

Total change in shares	(4,820,712)	(7,296,136)

Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

11

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund)

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Six Months Ended June 30, 2018 (Unaudited)	$19.68	0.05	1.45	1.50	–	–	–	$21.18	7.62%		$1,264,308,249	0.61%	0.48%	0.67%	66.62%
Year Ended December 31, 2017	$15.91	0.09	4.21	4.30	(0.09)	(0.44)	(0.53)	$19.68	27.31%		$1,246,284,724	0.61%	0.50%	0.67%	80.08%
Year Ended December 31, 2016	$19.99	0.14	0.44	0.58	(0.12)	(4.54)	(4.66)	$15.91	3.63%		$1,101,282,906	0.61%	0.77%	0.69%	86.07%	(g)
Year Ended December 31, 2015	$22.74	0.13	0.85	0.98	(0.13)	(3.60)	(3.73)	$19.99	5.09%		$1,076,868,266	0.63%	0.60%	0.68%	114.71%
Year Ended December 31, 2014	$23.49	0.13	1.87	2.00	(0.17)	(2.58)	(2.75)	$22.74	8.80%		$1,161,615,884	0.63%	0.55%	0.68%	47.71%
Year Ended December 31, 2013	$17.31	0.12	6.22	6.34	(0.16)	–	(0.16)	$23.49	36.70%		$1,212,244,085	0.63%	0.59%	0.70%	44.07%

Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$19.56	0.02	1.45	1.47	–	–	–	$21.03	7.52%	(h)	$333,655,836	0.86%	0.23%	0.92%	66.62%
Year Ended December 31, 2017	$15.81	0.04	4.19	4.23	(0.04)	(0.44)	(0.48)	$19.56	27.07%		$333,402,553	0.86%	0.25%	0.92%	80.08%
Year Ended December 31, 2016	$19.91	0.09	0.43	0.52	(0.08)	(4.54)	(4.62)	$15.81	3.32%		$291,451,040	0.86%	0.52%	0.94%	86.07%	(g)
Year Ended December 31, 2015	$22.67	0.08	0.84	0.92	(0.08)	(3.60)	(3.68)	$19.91	4.82%		$264,853,620	0.88%	0.35%	0.93%	114.71%
Year Ended December 31, 2014	$23.42	0.07	1.87	1.94	(0.11)	(2.58)	(2.69)	$22.67	8.56%		$282,930,748	0.88%	0.30%	0.93%	47.71%
Year Ended December 31, 2013	$17.27	0.07	6.19	6.26	(0.11)	–	(0.11)	$23.42	36.29%		$304,897,633	0.88%	0.34%	0.95%	44.07%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Excludes merger activity.
(h)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

12

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund) (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

13

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these

14

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,584,562,942	$—	$—	$1,584,562,942
Repurchase Agreements	—	241,332	—	241,332
Rights	—	—	489,525	489,525
Total	$1,584,562,942	$241,332	$489,525	$1,585,293,799

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Rights	Total
Balance as of 12/31/2017	$489,525	$489,525
Accrued Accretion/(Amortization)	—	—
Realized Gain (Loss)	—	—
Change in Unrealized Appreciation/Depreciation	—	—
Purchases	—	—
Sales	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 6/30/2018	$489,525	$489,525
Change in Unrealized Appreciation/Depreciation for Investments Still Held as of 6/30/2018	$—	$—

Amounts designated as “—” are zero or have been rounded to zero.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

15

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Securities Lending

During the six months ended June 30, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at anytime.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2018, were $241,332, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities

16

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2018, the Fund did not have any portfolio securities on loan.

(d)	Joint Repurchase Agreements

During the six months ended June 30, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2018, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc., 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,833, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $357,000,000.

Pershing LLC, 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $450,077,250, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% -11.50%, maturing 7/25/2019 - 4/20/2068; total market value $459,000,001.

17

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

At June 30, 2018, the Fund’s investment in the joint repos were subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$191,332	$—	$191,332	$(191,332)	$—
Pershing LLC	50,000	—	50,000	(50,000)	$—
Total	$241,332	$—	$241,332	$(241,332)	$—

Amounts designated as “—” are zero.

*

At June 30, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date. Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities

18

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.   Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Boston Advisors, LLC (the “Subadviser”) as subadviser to the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

19

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.50%
$500 million up to $1 billion	0.475%
$1 billion and more	0.45%

The Trust and NFA have entered into a written contract waiving 0.038% of investment advisory fees of the Fund until April 30, 2019. During the six months ended June 30, 2018, the waiver of such investment advisory fees by NFA amounted to $302,416, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate before contractual fee waivers and expense reimbursements was 0.47%, after contractual fee waivers was 0.44%, and after contractual fee waivers and expense reimbursements, stemming from the expense limitation agreement described below, was 0.41%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, without any exclusions for Rule 12b-1 fees or administrative service fees, from exceeding the amounts listed in the table below until April 30, 2019.

Class	Expense Limitation
Class I	0.65%
Class II	0.90%

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2018, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Six Months Ended June 30, 2018 Amount	Total
$348,756	$568,166	$258,821	$168,207	$1,343,950

During the six months ended June 30, 2018, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

20

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $233,347 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $3,070.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $1,193,746.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund

21

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $1,053,843,031 and sales of $1,148,903,229 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible

22

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has to adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

9.  Federal Tax Information

As of June 30, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,325,817,304	$282,140,812	$(22,664,317)	$259,476,495

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under ”Line of Credit and Interfund Lending”).

On June 13, 2018, the Board of Trustees approved the termination of Boston Advisors, LLC as subadviser of NVIT Large Cap Growth Fund and approved the appointment of BNY Mellon Asset Management to subadvise the Fund. The change was effective July 13, 2018 (the “Effective Date”). As of the Effective Date, NVIT Large Cap Growth Fund was renamed “NVIT Dynamic U.S. Growth Fund”.

23

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

24

Supplemental Information

June 30, 2018 (Unaudited)

American Century NVIT Multi Cap Value Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund)

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The

Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds and multi-manager funds;

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

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Supplemental Information (Continued)

June 30, 2018 (Unaudited)

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the

Broadridge peer group provided an appropriate comparison and for Funds with multiple Sub-Advisers.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s assessment the financial condition and stability of the Sub-Advisers; and

●	Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where

26

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Funds without identified performance or expense challenges

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Nationwide Fund, and NVIT Short Term Bond Fund.

Performance

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. They also considered that each of the Funds had achieved relative performance at the 50th comparative percentile or higher (except in the case of NVIT Core Plus Bond Fund and NVIT Short Term Bond Fund, which had achieved performance in the 51st and 53rd comparative percentiles, respectively) for the three-year period ended August 31, 2017. The Trustees determined on the basis of all of the information presented to them that each of the Funds had achieved a level of performance consistent with continuation of the Fund’s advisory agreement.

Actual Advisory Fee and Total Expense Ratio

The Trustees considered information concerning the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of the Funds. They considered, among other things, any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year, comparative information regarding the fees and expenses of peer funds, and the comparative quintile ranking of each Fund’s fees and expenses against its Broadridge expense group (where each Fund’s total expense ratio and actual advisory fee were above the median of the Fund’s peer group except in the case of the actual advisory fee for Neuberger Berman NVIT Socially Responsible Fund where the Fund’s actual advisory fee ranked in the 53 comparative percentile). After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Funds with expense challenges but without identified performance challenges

BlackRock NVIT Equity Dividend Fund, BlackRock NVIT Managed Global Allocation Fund, Federated NVIT High Income Bond Fund, NVIT Government Money Market Fund, NVIT Multi Sector Bond Fund, and Templeton NVIT International Value Fund.

Performance

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. They also considered that each of the Funds had achieved relative performance at the 50th comparative percentile or higher (except in the case of Templeton NVIT International Value Fund, which had achieved performance in the 52nd comparative percentile) for the three-year period ended August 31, 2017 (or the two-year period ended August 31, 2017 with respect to BlackRock NVIT Managed Global Allocation Fund, which commenced operations in July 2015). The Trustees determined on the basis of all of the information presented to them that each of the Funds had achieved a level of performance consistent with continuation of the Fund’s advisory agreement.

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Supplemental Information (Continued)

June 30, 2018 (Unaudited)

Actual Advisory Fee and Total Expense Ratio

The Trustees considered that each of the Funds had an actual advisory fee or total expense ratio, or both, that ranked at a level (typically below the third comparative quintile) that justified more detailed review. The Trustees considered the following factors, among others.

The Trustees noted that the actual advisory fee rate of Federated NVIT High Income Bond Fund, NVIT Government Money Market Fund, NVIT Multi Sector Bond Fund and Templeton NVIT International Value Fund did not rank within the top three quintiles of the Fund’s Broadridge expense group. The Trustees considered, however, that the total expense ratio (including 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) for each of these Funds, except for NVIT Government Money Market Fund, ranked within the top three quintiles of the Fund’s Broadridge expense group.

Federated NVIT High Income Bond Fund. The Trustees noted that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the first comparative quintile, and that, although the Fund’s actual advisory fee was above the median of its peer group, at the 71st comparative percentile, it was within the range of its peers.

NVIT Government Money Market Fund. The Trustees noted that the Fund’s actual advisory fee and total expense ratio were relatively high compared to the Broadridge expense group. The Trustees considered that the Adviser had implemented a ten-basis point advisory fee reduction in connection with the Fund’s transition to a government money market fund effective March 9, 2017. The Trustees considered the Adviser’s statements that, due to extraordinary fee waivers and expense limitations during the recent period of historically low short-term interest rates, the comparability of advisory fees and total expense ratios presented for peer funds in the Broadridge expense group was limited. In light of developments in the market for comparable funds the Trustees determined to continue to monitor the fees paid by the Fund to determine whether further fee changes might be appropriate.

NVIT Multi Sector Bond Fund. The Trustees noted the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked first among the Fund’s peers. The Trustees considered the Adviser’s statements that the Fund’s expense peer group is comprised of general bond funds, and that, when the Fund’s expenses are compared against a list of peer funds that include only multi-sector bond funds, the Fund’s actual advisory fee compares substantially more favorably. The Trustees also considered the Adviser’s statement that it had reduced its advisory fee in 2017 by 5 basis points, and that it lowered the Fund’s expense cap by 2 basis points in 2016.

Templeton NVIT International Value Fund. The Trustees noted the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the second comparative quintile. The Trustees also considered the Adviser’s statement that the Fund’s actual advisory fee was at approximately the 60th comparative percentile, within the range of peer funds.

BlackRock NVIT Equity Dividend Fund. The Trustees noted that the Fund’s actual advisory fee was below the peer group median. The Trustees also noted that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) was ranked within the fifth quintile of its Broadridge expense group but considered the Adviser’s statement, that, effective January 2017, in connection with the appointment of the Fund’s current sub-adviser, the Adviser had implemented an expense limitation agreement for the Fund that lowered the Fund’s total expense ratio, and that that expense reduction was effective for only a

28

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

part of the year over which the Fund’s expenses were measured.

BlackRock NVIT Managed Global Allocation Fund. The Trustees noted that the Fund’s actual advisory fee ranked within the second quintile of the Fund’s Broadridge expense group. They also considered that, although the Fund’s total expense ratio was above the median of the Fund’s peers, it exceeded the 60th comparative percentile by only 1.6 basis points; and that a number of the Fund’s peers are quite large relative to the Fund and likely enjoy substantial economies of scale not currently available to the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Funds with performance challenges but without identified expense challenges

American Century NVIT Multi Cap Value Fund, NVIT Emerging Markets Fund, NVIT International Equity Fund, NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund) and NVIT Real Estate Fund.

Actual Advisory Fee and Total Expense Ratio

The Trustees considered information concerning the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of these Funds. They considered, among other things, any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year, comparative information regarding the fees and expenses of peer funds, and the comparative quintile ranking of each Fund’s fees and expenses against its Broadridge expense group. The Trustees considered that the total expense ratio (including 12b-1 and non-12b-1 service fees) of each Fund ranked in the first comparative quintile of its peer group, and that the actual advisory fees of each Fund ranked in the 60th comparative percentile or better in comparison to its peers. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Performance

The Trustees identified each of these Funds as having achieved a level of total return performance that warranted additional consideration, based on comparison with funds in their respective performance universes for the three-year period ended August 31, 2017. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as information provided during investment review meetings conducted by the Board with the Adviser’s and/or the Sub-Advisers’ portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

American Century NVIT Multi Cap Value Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of unfavorable overweights to out-of-favor or underperforming sectors and stock selection, and the Adviser’s statements that the Sub-Adviser’s high-quality investment style has been out-of-favor over the past 12-months during which the Fund’s underperformance was concentrated. The Trustees further considered the Adviser’s statements that it would further assess the Fund’s performance and the Sub-Adviser’s process in the coming year.

NVIT Emerging Markets Fund. The Trustees considered that, effective February 2016, two new Sub-Advisers replaced the Fund’s former Sub-Adviser, and observed that the Fund’s underperformance was attributable principally to the Fund’s prior Sub-Adviser. The Trustees also considered that the

29

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

Fund’s performance had improved from the third comparative quintile for the three-year period to the second comparative quintile for the one-year period.

NVIT International Equity Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance compared to its peers is substantially the result of what the Adviser considers an inappropriate assignment of the Fund to a peer group with a “growth” bias, rather than to a “core” peer group, which the Adviser considers more appropriate, and where the Fund’s performance would compare significantly more favorably. The Trustees also considered the Adviser’s statements that the Sub-Adviser’s investment process has been consistent since the portfolio management team began managing the Fund and that the Fund’s performance has improved since the replacement of its prior Sub-Adviser in 2013.

NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund). The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of unfavorable underweight positions and stock selection and the structural issues that present difficulties for active managers to deliver alpha within the large growth category. The Trustees also considered the Adviser’s statement that the Sub-Adviser’s quantitative model-driven strategy may be contributing to the Fund’s underperformance, and that the Adviser intends to maintain heightened monitoring of the Fund’s performance going forward.

NVIT Real Estate Fund. The Trustees considered that, effective September 2017, a new Sub-Adviser replaced the former Sub-Adviser, and observed that the Fund’s underperformance was attributable to the Fund’s prior Sub-Adviser.

Funds with performance and expense challenges

NVIT Government Bond Fund and NVIT Managed American Funds Growth-Income Fund.

The Trustees identified each of these Funds as having achieved a level of total return performance that warranted additional consideration, based on comparison with funds in their respective performance universes for the three-year period ended August 31, 2017. In addition, the Trustees considered that each of the Funds had an actual advisory fee or total expense ratio that ranked at a level (typically below the third comparative quintile) that justified more detailed review.

NVIT Government Bond Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of the longer-term oriented positioning of the Fund’s portfolio and certain portfolio overweights. The Trustee’s considered the Adviser’s statements that the environment during the period under review was unfavorable for the longer-term oriented positioning of the portfolio, but that the Fund’s portfolio is structured well for the possibility of gradually rising interest rates and continuing economic growth.

As to the Fund’s expenses, the Trustees considered that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the second comparative quintile and that the Fund’s actual advisory fee was one basis point higher than the 60th comparative percentile.

NVIT Managed American Funds Growth-Income Fund. The Trustees considered that the Fund is designed to be offered as an investment option under variable insurance products, and that the Fund’s investment strategy calls for the Adviser to apply an overlay strategy intended to reduce volatility of the Fund under various market conditions. The Trustees considered the Adviser’s statement that, due to the levels

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Supplemental Information (Continued)

June 30, 2018 (Unaudited)

of short-term volatility in the equity markets at various times during the performance measuring period, the use of the overlay had detracted from the Fund’s performance due to its causing the Fund to underweight equities. The Trustees also noted the Adviser’s statement that market conditions in the one-year period were more amenable to the Fund’s overlay strategy, and the Fund achieved performance in the 28th comparative percentile.

As to the Fund’s expenses, the Trustees noted the Adviser’s actual advisory fee was the lowest of the funds in the Fund’s peer group, although the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) was the highest in the group. The Trustees considered the Adviser’s statement that the Fund’s peer group is small and narrowly focused and not representative of funds with investment strategies similar to those of the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that: (i) the Adviser’s explanation regarding these Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period; and (ii) each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

-        -        -

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, is subject to contractual advisory fee breakpoints. The Trustees considered that the Adviser had agreed to implement a contractual advisory fee breakpoint for NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund effective April 30, 2018. With respect to Blackrock NVIT Managed Global Allocation Fund, the Trustees determined to continue to monitor the fees paid by the Fund to determine whether breakpoints might become appropriate.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

31

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

32

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

33

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

34

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

35

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

36

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

37

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

38

Semiannual Report

June 30, 2018 (Unaudited)

NVIT Bond Index Fund

SAR-BDX 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar
Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

Fund Overview	NVIT Bond Index Fund

Asset Allocation†

U.S. Treasury Obligations	36.9%
Mortgage-Backed Securities	28.3%
Corporate Bonds	26.2%
Short-Term Investment	2.7%
Repurchase Agreements	2.2%
Commercial Mortgage-Backed Securities	2.0%
U.S. Government Agency Securities	1.8%
Foreign Government Securities	1.6%
Supranational	1.5%
Municipal Bonds	0.7%
Asset-Backed Securities	0.3%
Liabilities in excess of other assets	(4.2)%
100.0%

Top Industries††

Banks	4.3%
Oil, Gas & Consumable Fuels	2.5%
Capital Markets	1.4%
Electric Utilities	1.4%
Media	1.0%
Health Care Providers & Services	1.0%
Diversified Telecommunication Services	0.9%
Pharmaceuticals	0.9%
Software	0.7%
Consumer Finance	0.7%
Other Industries*	85.2%
100.0%

Top Holdings††

Fidelity Investments Money Market Prime Money Market Portfolio — Institutional Class	2.6%
U.S. Treasury Notes, 1.75%, 3/31/2022	1.1%
U.S. Treasury Notes, 2.38%, 8/15/2024	1.0%
U.S. Treasury Notes, 1.75%, 9/30/2022	0.9%
U.S. Treasury Notes, 2.00%, 8/15/2025	0.8%
U.S. Treasury Notes, 3.50%, 5/15/2020	0.8%
U.S. Treasury Notes, 1.88%, 2/28/2022	0.7%
GNMA, 3.50%, 7/15/2048	0.7%
U.S. Treasury Notes, 2.63%, 11/15/2020	0.6%
U.S. Treasury Notes, 1.38%, 3/31/2020	0.6%
Other Holdings*	90.2%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Percentages indicated are based upon total investments as of June 30, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

Shareholder Expense Example	NVIT Bond Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Bond Index Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)
Class I Shares	Actual	(b)	1,000.00	981.70	1.87	0.38
	Hypothetical	(b)(c)	1,000.00	1,022.91	1.91	0.38
Class Y Shares	Actual	(b)	1,000.00	982.70	1.13	0.23
	Hypothetical	(b)(c)	1,000.00	1,023.65	1.15	0.23

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

Statement of Investments

June 30, 2018 (Unaudited)

NVIT Bond Index Fund

Asset-Backed Securities 0.3%

	Principal Amount	Value

Airlines 0.0%†
American Airlines Pass-Through Trust, Series 2013-2, Class A, 4.95%, 1/15/2023	$348,943	$359,639
Continental Airlines Pass-Through Trust, Series 2012-1, Class A, 4.15%, 4/11/2024	263,867	266,414
United Airlines Pass-Through Trust, Series 2013-1, Class A, 4.30%, 8/15/2025	413,703	421,604

		1,047,657

Credit Card 0.3%
Citibank Credit Card Issuance Trust
Series 2016-A1, Class A1, 1.75%, 11/19/2021	4,500,000	4,433,463
Series 2017-A3, Class A3, 1.92%, 4/7/2022	1,100,000	1,081,375
Discover Card Execution Note Trust, Series 2015-A2, Class A, 1.90%, 10/17/2022	1,750,000	1,719,048

		7,233,886

Total Asset-Backed Securities (cost $8,382,486)		8,281,543

Commercial Mortgage-Backed Securities 2.0%
BBCMS Mortgage Trust, Series 2017-C1, Class A4, 3.67%, 2/15/2050	1,375,000	1,361,784
BENCHMARK
Series 2018-B4, Class A2, 3.98%, 7/15/2051	500,000	514,836
Series 2018-B4, Class A5, 4.12%, 7/15/2051	1,000,000	1,029,217
Citigroup Commercial Mortgage Trust
Series 2014-GC25, Class AS, 4.02%, 10/10/2047	1,500,000	1,504,482
Series 2016-P5, Class A4, 2.94%, 10/10/2049	600,000	569,173
Series 2017-P7, Class A4, 3.71%, 4/14/2050	1,500,000	1,500,564
COMM Mortgage Trust
Series 2012-CR1, Class A3, 3.39%, 5/15/2045	1,631,237	1,633,344
Series 2013-CR8, Class A5, 3.61%, 6/10/2046 (a)	1,000,000	1,010,585
Series 2014-UBS2, Class A5, 3.96%, 3/10/2047	1,500,000	1,532,848
Series 2014-UBS3, Class A4, 3.82%, 6/10/2047	1,500,000	1,520,807
Series 2015-DC1, Class A5, 3.35%, 2/10/2048	1,000,000	988,518
Series 2015-PC1, Class A5, 3.90%, 7/10/2050	1,000,000	1,010,348
CSAIL Commercial Mortgage Trust, Series 2018-CX11, Class A5, 4.03%, 4/15/2051 (a)	1,250,000	1,271,514

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Multifamily Structured Pass-Through Certificates REMICS
Series K003, Class A5, 5.09%, 3/25/2019	$400,000	$403,962
Series K006, Class A2, 4.25%, 1/25/2020	200,000	203,038
Series K713, Class A2, 2.31%, 3/25/2020	985,944	978,142
Series K013, Class A2, 3.97%, 1/25/2021 (a)	500,000	511,287
Series K020, Class A2, 2.37%, 5/25/2022	1,500,000	1,464,667
Series K024, Class A2, 2.57%, 9/25/2022	100,000	98,069
Series K026, Class A2, 2.51%, 11/25/2022	900,000	880,496
Series K031, Class A2, 3.30%, 4/25/2023 (a)	400,000	403,742
Series K033, Class A2, 3.06%, 7/25/2023 (a)	950,000	948,058
Series K034, Class A2, 3.53%, 7/25/2023 (a)	5,400,000	5,502,100
Series K038, Class A1, 2.60%, 10/25/2023	242,599	239,718
Series K037, Class A2, 3.49%, 1/25/2024	800,000	814,302
Series K069, Class A2, 3.19%, 9/25/2027 (a)	2,500,000	2,448,752
FNMA ACES REMICS
Series 2014-M6, Class A2, 2.68%, 5/25/2021 (a)	232,259	229,945
Series 2013-M6, Class 1AC, 3.85%, 2/25/2043 (a)	250,000	244,262
GS Mortgage Securities Corp. II, Series 2015-GC30, Class A4, 3.38%, 5/10/2050	1,500,000	1,479,449
GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/2045	2,371,578	2,378,103
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C5, Class A3, 4.17%, 8/15/2046	750,292	766,434
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class A4, 3.80%, 9/15/2047	1,000,000	1,014,920
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C10, Class A5, 4.22%, 7/15/2046 (a)	500,000	513,720
Series 2015-C24, Class A4, 3.73%, 5/15/2048	1,000,000	1,005,049
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 3/10/2046	2,500,000	2,479,235
Wells Fargo Commercial Mortgage Trust
Series 2015-C28, Class A4, 3.54%, 5/15/2048	1,500,000	1,495,609

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Bond Index Fund (Continued)

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

Series 2017-C40, Class A4, 3.58%, 10/15/2050	$1,500,000	$1,480,082
WFRBS Commercial Mortgage Trust
Series 2013-C14, Class A5, 3.34%, 6/15/2046	1,750,000	1,747,805
Series 2013-C15, Class A4, 4.15%, 8/15/2046 (a)	1,175,000	1,215,919

Total Commercial Mortgage-Backed Securities (cost $47,915,732)		46,394,885

Corporate Bonds 26.2%
Aerospace & Defense 0.4%
Boeing Co. (The),
4.88%, 2/15/2020	500,000	516,381
2.25%, 6/15/2026	500,000	455,974
3.30%, 3/1/2035	130,000	120,312
Embraer Netherlands Finance BV,
5.40%, 2/1/2027	1,000,000	1,034,650
General Dynamics Corp.,
3.88%, 7/15/2021	100,000	102,109
2.63%, 11/15/2027	500,000	459,973
Harris Corp.,
2.70%, 4/27/2020	1,000,000	991,147
4.85%, 4/27/2035	90,000	91,842
L3 Technologies, Inc.,
3.95%, 5/28/2024	257,000	253,812
Lockheed Martin Corp.,
2.90%, 3/1/2025 (b)	500,000	475,735
3.55%, 1/15/2026	250,000	245,694
3.60%, 3/1/2035	110,000	102,318
4.07%, 12/15/2042	393,000	378,110
4.70%, 5/15/2046	250,000	265,780
Northrop Grumman Corp.,
3.50%, 3/15/2021	500,000	505,183
4.75%, 6/1/2043	250,000	260,233
4.03%, 10/15/2047	500,000	468,784
Raytheon Co.,
3.13%, 10/15/2020	250,000	251,162
3.15%, 12/15/2024	145,000	142,400
4.70%, 12/15/2041	150,000	166,053
Rockwell Collins, Inc.,
3.50%, 3/15/2027	1,000,000	950,403
Textron, Inc.,
4.30%, 3/1/2024	250,000	255,419
United Technologies Corp.,
4.50%, 4/15/2020	250,000	256,542
6.13%, 7/15/2038	400,000	468,075
4.50%, 6/1/2042 (b)	500,000	494,105
4.15%, 5/15/2045	550,000	510,856

		10,223,052

Air Freight & Logistics 0.1%
FedEx Corp.,
3.25%, 4/1/2026 (b)	85,000	81,390
3.30%, 3/15/2027	70,000	66,382
3.90%, 2/1/2035	380,000	355,362
3.88%, 8/1/2042	50,000	44,750
4.55%, 4/1/2046	500,000	485,178

Corporate Bonds (continued)

	Principal Amount	Value

Air Freight & Logistics (continued)
United Parcel Service of America, Inc.,
8.38%, 4/1/2020	$118,000	$128,725
8.37%, 4/1/2030 (c)	177,000	240,507
United Parcel Service, Inc.,
3.13%, 1/15/2021	500,000	502,488
6.20%, 1/15/2038	295,000	369,731

		2,274,513

Auto Components 0.0%†
BorgWarner, Inc.,
3.38%, 3/15/2025	135,000	131,031
Delphi Corp.,
4.15%, 3/15/2024	475,000	476,251

		607,282

Automobiles 0.1%
Daimler Finance North America LLC,
8.50%, 1/18/2031	250,000	351,898
Ford Motor Co.,
7.45%, 7/16/2031	500,000	587,520
4.75%, 1/15/2043 (b)	350,000	302,509
5.29%, 12/8/2046 (b)	500,000	463,366
General Motors Co.,
4.20%, 10/1/2027 (b)	250,000	239,472
5.15%, 4/1/2038	250,000	237,930
5.20%, 4/1/2045	500,000	459,009
6.75%, 4/1/2046	35,000	38,774
5.40%, 4/1/2048	250,000	237,511

		2,917,989

Banks 4.5%
Australia & New Zealand Banking Group Ltd.,
3.30%, 5/17/2021	1,500,000	1,500,582
Banco Santander SA,
3.50%, 4/11/2022	800,000	780,348
3.80%, 2/23/2028	600,000	548,030
Bank of America Corp.,
Series L, 2.25%, 4/21/2020	1,000,000	986,280
(ICE LIBOR USD 3 Month + 0.37%), 2.74%, 1/23/2022 (d)	1,000,000	982,214
3.30%, 1/11/2023	500,000	492,665
4.10%, 7/24/2023	250,000	254,120
(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (b)(d)	1,515,000	1,468,848
4.00%, 4/1/2024	350,000	353,066
Series L, 3.95%, 4/21/2025	310,000	303,594
3.88%, 8/1/2025	250,000	248,748
4.45%, 3/3/2026	125,000	125,290
3.50%, 4/19/2026	290,000	280,508
4.25%, 10/22/2026	435,000	429,851
3.25%, 10/21/2027	500,000	465,985
(ICE LIBOR USD 3 Month + 1.58%), 3.82%, 1/20/2028 (d)	500,000	487,723
(ICE LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/2028 (d)	1,606,000	1,512,329
5.88%, 2/7/2042	250,000	292,680
5.00%, 1/21/2044	350,000	370,716
Series L, 4.75%, 4/21/2045 (b)	750,000	755,137

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
(ICE LIBOR USD 3 Month + 1.99%), 4.44%, 1/20/2048 (d)	$750,000	$732,221
Bank of Montreal,
1.90%, 8/27/2021	1,000,000	956,381
Bank of Nova Scotia (The),
2.80%, 7/21/2021	500,000	493,330
2.45%, 9/19/2022	1,000,000	959,482
Barclays Bank plc,
5.14%, 10/14/2020	250,000	256,011
Barclays plc,
3.25%, 1/12/2021 (b)	1,000,000	985,675
3.65%, 3/16/2025	360,000	337,188
4.34%, 1/10/2028	1,000,000	949,781
5.25%, 8/17/2045	205,000	200,089
BB&T Corp.,
2.45%, 1/15/2020	500,000	495,115
2.85%, 10/26/2024 (b)	250,000	237,210
BNP Paribas SA,
2.38%, 5/21/2020	1,000,000	985,774
5.00%, 1/15/2021	250,000	259,972
Branch Banking & Trust Co.,
3.63%, 9/16/2025	250,000	245,966
Capital One NA,
2.40%, 9/5/2019	500,000	495,955
Citibank NA,
1.85%, 9/18/2019	500,000	494,064
Citigroup, Inc.,
2.50%, 7/29/2019	500,000	497,757
2.35%, 8/2/2021	500,000	482,980
4.50%, 1/14/2022	650,000	667,670
(ICE LIBOR USD 3 Month + 0.95%), 2.88%, 7/24/2023 (d)	1,000,000	964,284
3.88%, 10/25/2023	750,000	750,062
3.75%, 6/16/2024 (b)	500,000	494,150
3.30%, 4/27/2025 (b)	560,000	536,900
4.60%, 3/9/2026	350,000	349,497
3.40%, 5/1/2026	500,000	473,803
3.20%, 10/21/2026 (b)	500,000	464,965
4.30%, 11/20/2026	500,000	487,896
4.45%, 9/29/2027	500,000	491,816
(ICE LIBOR USD 3 Month + 1.56%), 3.89%, 1/10/2028 (d)	500,000	484,267
(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (d)	1,500,000	1,409,309
6.63%, 6/15/2032 (b)	333,000	392,349
8.13%, 7/15/2039	350,000	492,319
6.68%, 9/13/2043	250,000	302,125
Citizens Bank NA,
2.65%, 5/26/2022	250,000	241,753
Commonwealth Bank of Australia,
2.30%, 3/12/2020	500,000	493,007
Compass Bank,
3.88%, 4/10/2025	500,000	482,220
Cooperatieve Rabobank UA,
2.75%, 1/10/2022	1,500,000	1,462,930
4.63%, 12/1/2023	250,000	251,818
3.38%, 5/21/2025	500,000	488,059
5.25%, 5/24/2041	175,000	196,047
5.75%, 12/1/2043	250,000	279,303
5.25%, 8/4/2045	250,000	260,875

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
Credit Suisse Group Funding Guernsey Ltd.,
2.75%, 3/26/2020	$1,000,000	$989,068
3.13%, 12/10/2020	500,000	496,379
3.80%, 9/15/2022	440,000	438,069
3.75%, 3/26/2025	390,000	375,090
4.55%, 4/17/2026	500,000	499,961
Discover Bank,
4.20%, 8/8/2023	500,000	504,512
Fifth Third Bancorp,
2.88%, 7/27/2020 (b)	500,000	497,187
3.50%, 3/15/2022	700,000	700,400
2.60%, 6/15/2022	500,000	484,024
Fifth Third Bank,
1.63%, 9/27/2019	750,000	738,332
First Republic Bank,
2.50%, 6/6/2022	750,000	723,128
HSBC Bank USA NA,
5.63%, 8/15/2035	250,000	279,613
HSBC Holdings plc,
3.40%, 3/8/2021	2,000,000	1,999,280
5.10%, 4/5/2021	500,000	522,651
4.25%, 3/14/2024	500,000	497,449
(ICE LIBOR USD 3 Month + 0.99%), 3.95%, 5/18/2024 (d)	200,000	199,284
4.30%, 3/8/2026	500,000	501,275
3.90%, 5/25/2026	500,000	488,915
6.50%, 5/2/2036	400,000	463,865
6.50%, 9/15/2037	600,000	699,961
5.25%, 3/14/2044	250,000	254,146
Huntington Bancshares, Inc.,
3.15%, 3/14/2021	395,000	392,788
JPMorgan Chase & Co.,
2.25%, 1/23/2020	500,000	493,569
2.75%, 6/23/2020	500,000	495,555
4.25%, 10/15/2020	350,000	357,804
2.55%, 10/29/2020	500,000	492,411
2.55%, 3/1/2021	500,000	489,994
4.63%, 5/10/2021	500,000	517,197
2.30%, 8/15/2021	1,000,000	966,111
3.38%, 5/1/2023	250,000	244,176
3.88%, 9/10/2024	1,000,000	990,726
3.13%, 1/23/2025	1,000,000	956,309
3.30%, 4/1/2026	500,000	478,397
4.25%, 10/1/2027	500,000	496,343
(ICE LIBOR USD 3 Month + 1.38%), 3.54%, 5/1/2028 (d)	500,000	478,696
(ICE LIBOR USD 3 Month + 1.12%), 4.00%, 4/23/2029 (d)	1,000,000	986,666
5.60%, 7/15/2041	400,000	451,085
5.40%, 1/6/2042	500,000	554,454
4.85%, 2/1/2044	500,000	516,925
(ICE LIBOR USD 3 Month + 1.58%), 4.26%, 2/22/2048 (d)	750,000	705,964
(ICE LIBOR USD 3 Month + 1.38%), 3.96%, 11/15/2048 (d)	500,000	449,569
KeyBank NA,
2.50%, 12/15/2019	250,000	248,032
6.95%, 2/1/2028	225,000	267,261

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
Korea Development Bank (The),
4.63%, 11/16/2021	$200,000	$206,480
3.00%, 1/13/2026	500,000	472,080
Kreditanstalt fuer Wiederaufbau,
1.75%, 3/31/2020	3,000,000	2,952,919
1.50%, 4/20/2020	1,000,000	979,182
1.63%, 5/29/2020	400,000	392,041
2.75%, 9/8/2020	400,000	400,343
1.88%, 11/30/2020	2,000,000	1,959,505
1.63%, 3/15/2021	500,000	484,872
1.50%, 6/15/2021 (b)	500,000	481,390
2.00%, 11/30/2021 (b)	1,000,000	972,447
2.13%, 6/15/2022 (b)	2,000,000	1,944,071
Landwirtschaftliche Rentenbank,
Series 36, 2.00%, 12/6/2021	1,500,000	1,458,327
1.75%, 7/27/2026	1,000,000	908,808
Lloyds Banking Group plc,
4.50%, 11/4/2024	205,000	202,663
4.58%, 12/10/2025	350,000	343,091
4.65%, 3/24/2026	500,000	491,960
(ICE LIBOR USD 3 Month + 1.21%), 3.57%, 11/7/2028 (b)(d)	1,000,000	922,630
Mitsubishi UFJ Financial Group, Inc.,
3.46%, 3/2/2023	750,000	743,549
3.85%, 3/1/2026	750,000	746,294
Mizuho Financial Group, Inc.,
3.17%, 9/11/2027	750,000	702,461
MUFG Americas Holdings Corp.,
3.00%, 2/10/2025	500,000	477,910
National Australia Bank Ltd.,
2.50%, 7/12/2026	750,000	679,136
NatWest Markets plc,
3.88%, 9/12/2023	365,000	354,569
4.80%, 4/5/2026	500,000	502,813
PNC Bank NA,
2.95%, 1/30/2023	250,000	242,441
3.80%, 7/25/2023	500,000	502,445
2.95%, 2/23/2025	500,000	478,681
PNC Financial Services Group, Inc. (The),
5.13%, 2/8/2020	500,000	515,973
Regions Financial Corp.,
2.75%, 8/14/2022	750,000	723,255
Royal Bank of Canada,
2.15%, 3/6/2020	500,000	492,682
2.50%, 1/19/2021	500,000	491,220
Santander Holdings USA, Inc.,
2.65%, 4/17/2020	1,300,000	1,288,548
Santander UK Group Holdings plc,
2.88%, 10/16/2020	210,000	206,969
Santander UK plc,
2.38%, 3/16/2020	500,000	492,418
4.00%, 3/13/2024	500,000	501,154
Skandinaviska Enskilda Banken AB,
2.30%, 3/11/2020	1,000,000	985,906
Sumitomo Mitsui Banking Corp.,
2.45%, 1/16/2020	500,000	494,303
Sumitomo Mitsui Financial Group, Inc.,
2.93%, 3/9/2021	500,000	494,310
2.78%, 7/12/2022	1,000,000	968,078

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
2.63%, 7/14/2026	$750,000	$683,359
3.35%, 10/18/2027 (b)	500,000	478,015
SunTrust Banks, Inc.,
4.00%, 5/1/2025	1,000,000	1,004,765
Toronto-Dominion Bank (The),
2.50%, 12/14/2020	750,000	737,915
US Bancorp,
4.13%, 5/24/2021	150,000	153,904
3.90%, 4/26/2028 (b)	1,000,000	1,014,649
US Bank NA,
2.80%, 1/27/2025	1,000,000	947,859
Wells Fargo & Co.,
Series N, 2.15%, 1/30/2020	2,000,000	1,971,941
3.30%, 9/9/2024	1,000,000	966,085
3.00%, 2/19/2025	825,000	778,179
3.00%, 4/22/2026	500,000	463,523
4.30%, 7/22/2027	395,000	389,267
5.38%, 2/7/2035 (b)	457,000	505,488
5.38%, 11/2/2043	250,000	261,055
5.61%, 1/15/2044	388,000	417,429
3.90%, 5/1/2045 (b)	250,000	227,700
4.90%, 11/17/2045	500,000	493,828
4.40%, 6/14/2046	350,000	320,427
4.75%, 12/7/2046	500,000	483,839
Wells Fargo Bank NA,
2.40%, 1/15/2020	1,000,000	990,384
2.60%, 1/15/2021	1,000,000	984,068
Wells Fargo Capital X,
5.95%, 12/15/2036	275,000	295,906
Westpac Banking Corp.,
2.65%, 1/25/2021	2,000,000	1,974,478
2.10%, 5/13/2021	500,000	482,466
2.85%, 5/13/2026	500,000	462,120
3.40%, 1/25/2028	500,000	476,313

		106,626,596

Beverages 0.7%
Anheuser-Busch InBev Finance, Inc.,
2.65%, 2/1/2021	1,320,000	1,301,807
3.70%, 2/1/2024	1,000,000	998,628
3.65%, 2/1/2026	1,500,000	1,468,415
4.70%, 2/1/2036	500,000	506,774
4.63%, 2/1/2044	650,000	638,706
4.90%, 2/1/2046	1,370,000	1,408,878
Anheuser-Busch InBev Worldwide, Inc.,
4.38%, 2/15/2021	150,000	154,720
4.00%, 4/13/2028	500,000	498,839
4.60%, 4/15/2048 (b)	500,000	492,627
4.44%, 10/6/2048	581,000	559,112
Coca-Cola Co. (The),
3.15%, 11/15/2020	200,000	201,246
3.20%, 11/1/2023	550,000	548,599
2.90%, 5/25/2027 (b)	500,000	474,833
Constellation Brands, Inc.,
3.50%, 5/9/2027	500,000	473,601
3.60%, 2/15/2028	1,000,000	945,232
Diageo Capital plc,
4.83%, 7/15/2020	600,000	620,421
2.63%, 4/29/2023	500,000	483,959

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Beverages (continued)
Dr Pepper Snapple Group, Inc.,
2.70%, 11/15/2022	$250,000	$238,032
Maple Escrow Subsidiary, Inc.,
4.60%, 5/25/2028 (b)(e)	750,000	752,777
5.09%, 5/25/2048 (b)(e)	250,000	252,054
Molson Coors Brewing Co.,
3.00%, 7/15/2026 (b)	190,000	172,591
5.00%, 5/1/2042 (b)	250,000	253,527
PepsiCo, Inc.,
1.85%, 4/30/2020	500,000	491,196
3.13%, 11/1/2020	300,000	301,585
2.85%, 2/24/2026	150,000	143,005
5.50%, 1/15/2040	250,000	298,870
4.25%, 10/22/2044	500,000	509,728
Pepsi-Cola Metropolitan Bottling Co., Inc.,
Series B, 7.00%, 3/1/2029	606,000	772,594

		15,962,356

Biotechnology 0.5%
AbbVie, Inc.,
3.20%, 5/14/2026	1,870,000	1,746,108
4.50%, 5/14/2035	1,085,000	1,056,002
4.30%, 5/14/2036	250,000	238,462
4.40%, 11/6/2042	125,000	118,733
Amgen, Inc.,
3.45%, 10/1/2020	600,000	604,635
4.56%, 6/15/2048	774,000	760,642
4.66%, 6/15/2051	1,018,000	1,006,591
Baxalta, Inc.,
2.88%, 6/23/2020	250,000	247,155
4.00%, 6/23/2025	200,000	195,794
Biogen, Inc.,
3.63%, 9/15/2022	1,000,000	998,412
4.05%, 9/15/2025	195,000	196,008
Celgene Corp.,
3.95%, 10/15/2020	400,000	406,391
3.25%, 8/15/2022	300,000	294,087
3.25%, 2/20/2023	250,000	244,214
3.88%, 8/15/2025	500,000	486,581
3.90%, 2/20/2028	500,000	473,117
4.63%, 5/15/2044	500,000	464,113
4.55%, 2/20/2048	250,000	228,297
Gilead Sciences, Inc.,
4.50%, 4/1/2021	200,000	206,500
3.70%, 4/1/2024	1,000,000	1,001,912
3.50%, 2/1/2025	240,000	236,373
3.65%, 3/1/2026	145,000	143,156
4.50%, 2/1/2045	500,000	499,771
4.75%, 3/1/2046	500,000	516,097

		12,369,151

Building Products 0.1%
Johnson Controls International plc,
4.25%, 3/1/2021	150,000	153,363
3.75%, 12/1/2021	600,000	605,045
3.90%, 2/14/2026	500,000	493,523
4.62%, 7/2/2044 (c)	350,000	346,843

Corporate Bonds (continued)

	Principal Amount	Value

Building Products (continued)
Owens Corning,
4.20%, 12/15/2022	$250,000	$250,611
4.30%, 7/15/2047	500,000	411,488

		2,260,873

Capital Markets 1.4%
Ameriprise Financial, Inc.,
5.30%, 3/15/2020	150,000	155,133
Bank of New York Mellon Corp. (The),
2.60%, 8/17/2020	395,000	391,061
3.25%, 9/11/2024	750,000	736,312
Series G, 3.00%, 2/24/2025	205,000	196,946
3.00%, 10/30/2028 (b)	500,000	456,776
Brookfield Finance, Inc.,
4.25%, 6/2/2026	500,000	492,130
CME Group, Inc.,
3.00%, 3/15/2025	500,000	482,529
Credit Suisse AG,
4.38%, 8/5/2020	400,000	409,174
3.63%, 9/9/2024	500,000	491,643
Credit Suisse USA, Inc.,
7.13%, 7/15/2032	55,000	69,247
Deutsche Bank AG,
3.95%, 2/27/2023	750,000	720,151
3.70%, 5/30/2024	470,000	436,297
Franklin Resources, Inc.,
2.80%, 9/15/2022	500,000	488,111
Goldman Sachs Group, Inc. (The),
2.60%, 12/27/2020	1,625,000	1,597,398
2.88%, 2/25/2021	750,000	740,244
5.25%, 7/27/2021	500,000	525,465
2.35%, 11/15/2021	500,000	480,846
5.75%, 1/24/2022	500,000	535,082
3.63%, 1/22/2023	750,000	745,069
3.20%, 2/23/2023	1,000,000	974,443
(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023 (d)	1,000,000	965,073
3.85%, 7/8/2024	385,000	381,766
3.75%, 5/22/2025	500,000	487,482
(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (d)	500,000	473,992
6.13%, 2/15/2033	900,000	1,029,143
6.45%, 5/1/2036	400,000	460,950
6.75%, 10/1/2037	500,000	593,421
(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (d)	500,000	455,573
4.80%, 7/8/2044	500,000	496,091
4.75%, 10/21/2045	350,000	346,380
Intercontinental Exchange, Inc.,
4.00%, 10/15/2023	500,000	511,590
3.75%, 12/1/2025	160,000	159,965
Jefferies Group LLC,
5.13%, 1/20/2023	250,000	259,863
4.85%, 1/15/2027	500,000	485,305
Legg Mason, Inc.,
4.75%, 3/15/2026 (b)	500,000	507,979
Moody’s Corp.,
2.75%, 7/15/2019	500,000	498,975
4.50%, 9/1/2022	150,000	155,008

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Capital Markets (continued)
Morgan Stanley,
2.38%, 7/23/2019	$1,000,000	$994,168
2.65%, 1/27/2020	750,000	744,554
2.80%, 6/16/2020	455,000	451,328
5.75%, 1/25/2021	300,000	317,174
5.50%, 7/28/2021	250,000	264,546
4.88%, 11/1/2022	500,000	518,606
4.10%, 5/22/2023	650,000	652,482
Series F, 3.88%, 4/29/2024	625,000	626,106
4.00%, 7/23/2025	215,000	214,346
3.13%, 7/27/2026	500,000	465,113
4.35%, 9/8/2026	500,000	493,176
3.63%, 1/20/2027	750,000	720,170
3.95%, 4/23/2027	1,500,000	1,429,937
(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028 (b)(d)	1,000,000	950,447
(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (d)	1,000,000	963,329
7.25%, 4/1/2032 (b)	324,000	408,760
Raymond James Financial, Inc.,
4.95%, 7/15/2046	500,000	509,484
S&P Global, Inc.,
4.40%, 2/15/2026	500,000	512,652
State Street Corp.,
3.70%, 11/20/2023	500,000	507,001
3.30%, 12/16/2024	310,000	304,164
TD Ameritrade Holding Corp.,
2.95%, 4/1/2022	500,000	491,262
Thomson Reuters Corp.,
4.30%, 11/23/2023	500,000	510,226
3.35%, 5/15/2026	280,000	259,040
UBS AG,
2.35%, 3/26/2020	500,000	494,373

		33,195,057

Chemicals 0.5%
Dow Chemical Co. (The),
4.25%, 11/15/2020	324,000	330,955
4.13%, 11/15/2021	650,000	662,606
3.50%, 10/1/2024 (b)	500,000	486,961
9.40%, 5/15/2039	260,000	399,106
Eastman Chemical Co.,
3.60%, 8/15/2022	100,000	99,804
4.65%, 10/15/2044	350,000	343,067
Ecolab, Inc.,
2.25%, 1/12/2020	265,000	261,686
4.35%, 12/8/2021	122,000	125,922
3.25%, 1/14/2023	500,000	493,721
EI du Pont de Nemours & Co.,
2.80%, 2/15/2023 (b)	250,000	242,428
4.90%, 1/15/2041	300,000	312,257
Lubrizol Corp. (The),
6.50%, 10/1/2034	147,000	194,758
LyondellBasell Industries NV,
5.00%, 4/15/2019	249,000	251,462
6.00%, 11/15/2021	500,000	535,106
4.63%, 2/26/2055	250,000	231,120
Mosaic Co. (The),
3.75%, 11/15/2021	250,000	250,083
4.25%, 11/15/2023	250,000	251,474
4.05%, 11/15/2027	500,000	477,820

Corporate Bonds (continued)

	Principal Amount	Value

Chemicals (continued)
Nutrien Ltd.,
3.15%, 10/1/2022	$50,000	$48,635
3.00%, 4/1/2025	500,000	460,518
5.88%, 12/1/2036	125,000	142,412
6.13%, 1/15/2041	150,000	172,794
5.25%, 1/15/2045	350,000	362,252
PPG Industries, Inc.,
3.60%, 11/15/2020	500,000	505,364
Praxair, Inc.,
4.05%, 3/15/2021	200,000	204,666
3.00%, 9/1/2021	450,000	447,563
3.20%, 1/30/2026 (b)	500,000	489,204
RPM International, Inc.,
3.45%, 11/15/2022	350,000	344,793
Sherwin-Williams Co. (The),
3.95%, 1/15/2026	1,000,000	996,033
Westlake Chemical Corp.,
4.38%, 11/15/2047 (b)	500,000	460,772

		10,585,342

Commercial Services & Supplies 0.1%
Republic Services, Inc.,
5.25%, 11/15/2021	800,000	843,867
3.20%, 3/15/2025	500,000	481,098
Waste Management, Inc.,
3.50%, 5/15/2024	500,000	495,241
3.90%, 3/1/2035	130,000	126,432

		1,946,638

Communications Equipment 0.1%
Cisco Systems, Inc.,
3.50%, 6/15/2025	400,000	403,739
5.90%, 2/15/2039	500,000	618,607
Motorola Solutions, Inc.,
4.00%, 9/1/2024	500,000	484,852
7.50%, 5/15/2025	206,000	234,486

		1,741,684

Consumer Finance 0.7%
AerCap Ireland Capital DAC,
4.25%, 7/1/2020	1,000,000	1,011,003
3.95%, 2/1/2022 (b)	750,000	745,575
3.88%, 1/23/2028	500,000	460,547
American Express Co.,
3.00%, 10/30/2024	500,000	477,075
3.63%, 12/5/2024	500,000	492,455
American Express Credit Corp.,
2.20%, 3/3/2020	1,000,000	986,880
2.38%, 5/26/2020	1,000,000	985,487
Capital One Financial Corp.,
4.75%, 7/15/2021	300,000	310,059
3.20%, 1/30/2023	1,000,000	970,018
3.75%, 4/24/2024	700,000	686,587
3.75%, 7/28/2026 (b)	500,000	464,596
Caterpillar Financial Services Corp.,
2.85%, 6/1/2022	500,000	491,156
3.30%, 6/9/2024 (b)	750,000	745,035
3.25%, 12/1/2024	500,000	491,602

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Consumer Finance (continued)
Discover Financial Services,
4.10%, 2/9/2027 (b)	$500,000	$479,591
Ford Motor Credit Co. LLC,
3.20%, 1/15/2021	500,000	494,368
3.66%, 9/8/2024	500,000	479,255
4.39%, 1/8/2026	200,000	196,512
General Motors Financial Co., Inc.,
3.15%, 1/15/2020	1,080,000	1,078,104
3.70%, 11/24/2020	500,000	502,722
4.38%, 9/25/2021 (b)	500,000	509,638
5.25%, 3/1/2026	1,055,000	1,093,223
HSBC USA, Inc.,
2.38%, 11/13/2019	500,000	495,099
3.50%, 6/23/2024	500,000	489,631
John Deere Capital Corp.,
2.65%, 1/6/2022	140,000	136,986
Synchrony Financial,
4.25%, 8/15/2024	350,000	343,110
4.50%, 7/23/2025	375,000	368,291
Toyota Motor Credit Corp.,
2.13%, 7/18/2019	500,000	496,955
2.15%, 3/12/2020	500,000	493,980
3.30%, 1/12/2022	500,000	501,381

		17,476,921

Containers & Packaging 0.1%
International Paper Co.,
3.80%, 1/15/2026	500,000	485,573
6.00%, 11/15/2041	750,000	828,087
Packaging Corp. of America,
4.50%, 11/1/2023	250,000	258,334

		1,571,994

Diversified Consumer Services 0.0%†
George Washington University (The),
Series 2018, 4.13%, 9/15/2048	73,000	73,828
Massachusetts Institute of Technology,
5.60%, 7/1/2111	100,000	129,383
4.68%, 7/1/2114	75,000	82,189
President & Fellows of Harvard College,
3.15%, 7/15/2046 (b)	75,000	67,728
3.30%, 7/15/2056	200,000	182,114

		535,242

Diversified Financial Services 0.5%
AXA Equitable Holdings, Inc.,
4.35%, 4/20/2028 (e)	1,000,000	955,967
AXA Financial, Inc.,
7.00%, 4/1/2028	133,000	153,044
Bank One Corp.,
8.00%, 4/29/2027	290,000	361,897
Berkshire Hathaway, Inc.,
3.40%, 1/31/2022	500,000	507,035
4.50%, 2/11/2043	250,000	259,675
Block Financial LLC,
5.50%, 11/1/2022 (b)	250,000	258,518
Boeing Capital Corp.,
4.70%, 10/27/2019	250,000	256,367

Corporate Bonds (continued)

	Principal Amount	Value

Diversified Financial Services (continued)
GE Capital International Funding Co. Unlimited Co.,
2.34%, 11/15/2020	$399,000	$390,015
3.37%, 11/15/2025 (b)	748,000	717,947
4.42%, 11/15/2035	1,733,000	1,678,895
Jefferies Financial Group, Inc.,
5.50%, 10/18/2023	250,000	258,338
JPMorgan Chase Bank NA,
1.65%, 9/23/2019	1,000,000	984,855
National Rural Utilities Cooperative Finance Corp.,
8.00%, 3/1/2032	159,000	221,645
Shell International Finance BV,
2.13%, 5/11/2020	500,000	494,007
2.25%, 11/10/2020	240,000	236,156
3.40%, 8/12/2023	1,000,000	1,001,021
2.88%, 5/10/2026	500,000	475,140
4.13%, 5/11/2035	500,000	507,179
6.38%, 12/15/2038	250,000	323,457
4.55%, 8/12/2043	500,000	523,574
3.75%, 9/12/2046	250,000	232,388
Voya Financial, Inc.,
3.65%, 6/15/2026	250,000	236,480

		11,033,600

Diversified Telecommunication Services 1.0%
AT&T, Inc.,
2.45%, 6/30/2020	500,000	492,438
4.60%, 2/15/2021	250,000	256,308
3.80%, 3/15/2022 (b)	750,000	751,279
3.00%, 6/30/2022	500,000	485,398
4.45%, 4/1/2024	500,000	504,780
3.95%, 1/15/2025 (b)	500,000	489,014
3.40%, 5/15/2025	1,000,000	937,739
4.13%, 2/17/2026	1,000,000	977,416
4.50%, 5/15/2035	310,000	286,733
5.25%, 3/1/2037	750,000	737,665
5.35%, 9/1/2040	395,000	385,503
5.55%, 8/15/2041	400,000	398,148
5.15%, 3/15/2042	150,000	142,082
4.30%, 12/15/2042	603,000	512,461
4.80%, 6/15/2044	500,000	453,687
4.35%, 6/15/2045	173,000	146,555
4.75%, 5/15/2046	500,000	446,639
5.15%, 11/15/2046 (e)	251,000	236,464
4.50%, 3/9/2048 (b)	866,000	746,569
British Telecommunications plc,
9.63%, 12/15/2030 (c)	250,000	357,173
Deutsche Telekom International Finance BV,
8.75%, 6/15/2030 (c)	619,000	820,309
Orange SA,
9.00%, 3/1/2031 (c)	407,000	558,507
5.38%, 1/13/2042	250,000	271,399
Telefonica Emisiones SAU,
5.46%, 2/16/2021	250,000	261,641
4.57%, 4/27/2023	700,000	723,654
5.21%, 3/8/2047	750,000	722,936

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Diversified Telecommunication Services (continued)
Verizon Communications, Inc.,
3.38%, 2/15/2025	$996,000	$953,446
4.13%, 3/16/2027	1,000,000	989,641
4.33%, 9/21/2028 (e)	2,783,000	2,758,234
4.27%, 1/15/2036	500,000	461,249
4.81%, 3/15/2039	1,385,000	1,339,233
6.55%, 9/15/2043	1,650,000	1,953,323
4.52%, 9/15/2048	1,000,000	911,711
5.01%, 4/15/2049 (b)	374,000	364,220
5.01%, 8/21/2054	250,000	234,914

		23,068,468

Electric Utilities 1.4%
Alabama Power Co.,
5.70%, 2/15/2033	574,000	672,691
4.15%, 8/15/2044	350,000	345,436
CenterPoint Energy Houston Electric LLC,
4.50%, 4/1/2044	500,000	541,597
Cleveland Electric Illuminating Co. (The),
5.50%, 8/15/2024	400,000	438,692
Commonwealth Edison Co.,
3.65%, 6/15/2046	250,000	230,487
DTE Electric Co.,
4.30%, 7/1/2044	500,000	514,206
3.70%, 3/15/2045	145,000	136,182
Duke Energy Carolinas LLC,
3.90%, 6/15/2021	100,000	101,928
2.95%, 12/1/2026	500,000	474,121
4.25%, 12/15/2041	300,000	305,697
3.70%, 12/1/2047	500,000	463,155
Duke Energy Corp.,
5.05%, 9/15/2019	1,200,000	1,227,427
3.05%, 8/15/2022	350,000	344,376
Duke Energy Florida LLC,
3.20%, 1/15/2027	250,000	240,516
3.40%, 10/1/2046	500,000	438,489
Duke Energy Indiana LLC,
3.75%, 7/15/2020	200,000	202,633
Duke Energy Progress LLC,
4.15%, 12/1/2044	500,000	493,444
4.20%, 8/15/2045	500,000	500,889
Edison International,
4.13%, 3/15/2028	500,000	492,302
Emera US Finance LP,
4.75%, 6/15/2046	350,000	343,910
Entergy Corp.,
5.13%, 9/15/2020	400,000	412,720
4.00%, 7/15/2022	400,000	405,571
Eversource Energy,
Series H, 3.15%, 1/15/2025 (b)	245,000	235,840
Exelon Corp.,
5.63%, 6/15/2035	836,000	967,443
FirstEnergy Corp.,
Series B, 4.25%, 3/15/2023	500,000	508,021
Series B, 3.90%, 7/15/2027	500,000	485,055
Florida Power & Light Co.,
3.13%, 12/1/2025	500,000	487,853
5.65%, 2/1/2037	450,000	533,388

Corporate Bonds (continued)

	Principal Amount	Value

Electric Utilities (continued)
4.13%, 2/1/2042	$250,000	$252,532
3.95%, 3/1/2048	500,000	490,560
Georgia Power Co.,
4.30%, 3/15/2042	500,000	499,020
Great Plains Energy, Inc.,
4.85%, 6/1/2021	100,000	102,654
Hydro-Quebec,
Series HY, 8.40%, 1/15/2022	220,000	254,918
Series GF, 8.88%, 3/1/2026	156,000	208,332
Iberdrola International BV,
5.81%, 3/15/2025	118,000	129,337
Indiana Michigan Power Co.,
Series K, 4.55%, 3/15/2046	350,000	362,630
Kansas City Power & Light Co.,
3.65%, 8/15/2025	500,000	493,876
LG&E & KU Energy LLC,
3.75%, 11/15/2020	700,000	706,214
MidAmerican Energy Co.,
5.80%, 10/15/2036	550,000	666,163
4.80%, 9/15/2043	500,000	549,666
Nevada Power Co.,
5.45%, 5/15/2041	150,000	171,784
Northern States Power Co.,
2.15%, 8/15/2022	250,000	238,958
4.00%, 8/15/2045	165,000	162,502
NSTAR Electric Co.,
2.38%, 10/15/2022	500,000	480,198
Oncor Electric Delivery Co. LLC,
4.55%, 12/1/2041	150,000	159,418
5.30%, 6/1/2042	150,000	173,071
Pacific Gas & Electric Co.,
3.50%, 10/1/2020	300,000	297,569
2.45%, 8/15/2022	250,000	231,888
3.25%, 6/15/2023	500,000	477,414
2.95%, 3/1/2026	400,000	356,800
6.25%, 3/1/2039	600,000	657,660
4.30%, 3/15/2045 (b)	500,000	449,600
PacifiCorp,
5.25%, 6/15/2035	177,000	201,159
PECO Energy Co.,
1.70%, 9/15/2021	500,000	476,755
2.38%, 9/15/2022	1,000,000	965,660
3.70%, 9/15/2047	250,000	235,078
Pinnacle West Capital Corp.,
2.25%, 11/30/2020	1,000,000	975,535
PPL Capital Funding, Inc.,
3.10%, 5/15/2026	1,000,000	928,305
5.00%, 3/15/2044	250,000	259,943
Progress Energy, Inc.,
4.40%, 1/15/2021	700,000	715,049
7.75%, 3/1/2031	236,000	314,018
Public Service Co. of Colorado,
3.20%, 11/15/2020	250,000	250,308
4.30%, 3/15/2044	250,000	255,429
Public Service Electric & Gas Co.,
3.95%, 5/1/2042	400,000	392,096
South Carolina Electric & Gas Co.,
6.05%, 1/15/2038	150,000	170,246
5.10%, 6/1/2065	350,000	352,735

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Electric Utilities (continued)
Southern California Edison Co.,
Series B, 2.40%, 2/1/2022	$500,000	$483,215
Series C, 3.50%, 10/1/2023	500,000	499,035
6.00%, 1/15/2034	177,000	207,234
Series 05-B, 5.55%, 1/15/2036	436,000	490,122
Southern Co. (The),
2.75%, 6/15/2020	500,000	495,701
3.25%, 7/1/2026	295,000	276,909
Southwestern Electric Power Co.,
Series L, 3.85%, 2/1/2048	750,000	693,129
Union Electric Co.,
3.65%, 4/15/2045	250,000	233,172
Virginia Electric & Power Co.,
3.45%, 9/1/2022	500,000	500,251
Series B, 4.20%, 5/15/2045	200,000	196,660
Wisconsin Electric Power Co.,
2.95%, 9/15/2021	300,000	298,191
5.63%, 5/15/2033	59,000	69,106
Xcel Energy, Inc.,
4.70%, 5/15/2020	250,000	255,376
3.30%, 6/1/2025	500,000	483,717
6.50%, 7/1/2036	177,000	227,023

		33,017,990

Electrical Equipment 0.1%
ABB Finance USA, Inc.,
4.38%, 5/8/2042	100,000	102,567
Eaton Corp.,
2.75%, 11/2/2022	750,000	728,176
3.10%, 9/15/2027 (b)	1,000,000	934,719
Emerson Electric Co.,
6.00%, 8/15/2032	83,000	98,185

		1,863,647

Electronic Equipment, Instruments & Components 0.1%
Arrow Electronics, Inc.,
4.50%, 3/1/2023	250,000	254,033
Corning, Inc.,
4.25%, 8/15/2020	250,000	254,427
4.38%, 11/15/2057	500,000	435,892
Tyco Electronics Group SA,
3.50%, 2/3/2022	300,000	301,446

		1,245,798

Energy Equipment & Services 0.1%
Baker Hughes a GE Co. LLC,
3.20%, 8/15/2021	500,000	498,217
3.34%, 12/15/2027	285,000	265,201
5.13%, 9/15/2040	200,000	214,381
Halliburton Co.,
3.80%, 11/15/2025	250,000	248,212
6.70%, 9/15/2038	400,000	481,695
5.00%, 11/15/2045	500,000	532,719
National Oilwell Varco, Inc.,
3.95%, 12/1/2042	600,000	506,115

		2,746,540

Corporate Bonds (continued)

	Principal Amount	Value

Equity Real Estate Investment Trusts (REITs) 0.7%
Alexandria Real Estate Equities, Inc.,
2.75%, 1/15/2020	$500,000	$495,916
American Tower Corp.,
2.80%, 6/1/2020	1,000,000	991,417
5.05%, 9/1/2020	500,000	516,767
3.50%, 1/31/2023	250,000	245,922
4.40%, 2/15/2026	40,000	39,713
AvalonBay Communities, Inc.,
3.45%, 6/1/2025 (b)	695,000	677,466
Boston Properties LP,
3.80%, 2/1/2024	250,000	248,740
2.75%, 10/1/2026	750,000	676,197
Brixmor Operating Partnership LP,
3.65%, 6/15/2024	500,000	483,028
CC Holdings GS V LLC,
3.85%, 4/15/2023	250,000	247,736
Crown Castle International Corp.,
3.70%, 6/15/2026	60,000	56,575
3.65%, 9/1/2027	750,000	697,618
DDR Corp.,
3.63%, 2/1/2025	500,000	474,454
Digital Realty Trust LP,
5.25%, 3/15/2021 (b)	250,000	260,269
ERP Operating LP,
3.00%, 4/15/2023	500,000	487,933
4.50%, 7/1/2044	350,000	355,254
HCP, Inc.,
2.63%, 2/1/2020	500,000	494,035
5.38%, 2/1/2021	32,000	33,265
4.25%, 11/15/2023	500,000	502,964
Hospitality Properties Trust,
5.00%, 8/15/2022	350,000	359,734
4.38%, 2/15/2030	500,000	462,629
Host Hotels & Resorts LP,
Series D, 3.75%, 10/15/2023	525,000	514,558
Series E, 4.00%, 6/15/2025	375,000	364,467
Kimco Realty Corp.,
3.13%, 6/1/2023	500,000	480,236
4.45%, 9/1/2047	250,000	228,949
Liberty Property LP,
4.40%, 2/15/2024	500,000	509,591
Omega Healthcare Investors, Inc.,
4.50%, 4/1/2027 (b)	550,000	524,063
Prologis LP,
4.25%, 8/15/2023	500,000	515,242
Realty Income Corp.,
3.25%, 10/15/2022	350,000	344,566
Simon Property Group LP,
4.38%, 3/1/2021	500,000	514,883
3.38%, 3/15/2022	500,000	498,295
3.38%, 10/1/2024	500,000	487,968
4.25%, 11/30/2046	500,000	484,275
Ventas Realty LP,
4.75%, 6/1/2021	150,000	154,510
3.13%, 6/15/2023	500,000	484,237
4.00%, 3/1/2028	250,000	241,430
Welltower, Inc.,
5.25%, 1/15/2022	400,000	419,412
4.25%, 4/1/2026	500,000	494,723

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Weyerhaeuser Co.,
7.38%, 3/15/2032	$500,000	$635,548

		16,704,585

Food & Staples Retailing 0.3%
Costco Wholesale Corp.,
2.25%, 2/15/2022 (b)	170,000	164,984
Kroger Co. (The),
4.00%, 2/1/2024	500,000	501,142
7.50%, 4/1/2031	257,000	317,962
5.40%, 7/15/2040	200,000	204,489
Sysco Corp.,
3.75%, 10/1/2025	145,000	143,073
3.30%, 7/15/2026	255,000	241,678
4.85%, 10/1/2045	150,000	153,101
Walgreens Boots Alliance, Inc.,
3.45%, 6/1/2026	55,000	51,263
4.50%, 11/18/2034 (b)	805,000	755,980
Walmart, Inc.,
3.63%, 7/8/2020	500,000	507,955
3.25%, 10/25/2020	500,000	505,879
2.55%, 4/11/2023	750,000	723,842
3.30%, 4/22/2024	725,000	721,784
2.65%, 12/15/2024	1,000,000	959,398
7.55%, 2/15/2030	118,000	160,556
3.63%, 12/15/2047	500,000	465,469

		6,578,555

Food Products 0.4%
Archer-Daniels-Midland Co.,
4.02%, 4/16/2043	345,000	336,698
Campbell Soup Co.,
4.25%, 4/15/2021 (b)	100,000	101,595
4.15%, 3/15/2028 (b)	750,000	714,149
Conagra Brands, Inc.,
3.25%, 9/15/2022	250,000	243,068
7.00%, 10/1/2028	221,000	261,571
General Mills, Inc.,
3.15%, 12/15/2021	750,000	740,528
4.20%, 4/17/2028	500,000	488,183
JM Smucker Co. (The),
3.50%, 10/15/2021	200,000	200,791
4.25%, 3/15/2035	400,000	380,053
Kellogg Co.,
4.00%, 12/15/2020 (b)	250,000	255,133
3.25%, 4/1/2026 (b)	125,000	117,052
4.50%, 4/1/2046	250,000	236,636
Kraft Heinz Foods Co.,
2.80%, 7/2/2020 (b)	500,000	496,420
3.95%, 7/15/2025	500,000	486,002
3.00%, 6/1/2026 (b)	1,115,000	1,004,084
6.88%, 1/26/2039	200,000	235,812
5.00%, 6/4/2042	350,000	334,148
5.20%, 7/15/2045	350,000	340,490
Mead Johnson Nutrition Co.,
4.60%, 6/1/2044	350,000	364,911
Tyson Foods, Inc.,
2.25%, 8/23/2021	750,000	720,931
4.50%, 6/15/2022	200,000	205,394

Corporate Bonds (continued)

	Principal Amount	Value

Food Products (continued)
3.95%, 8/15/2024	$500,000	$498,996
3.55%, 6/2/2027 (b)	500,000	473,032
Unilever Capital Corp.,
2.00%, 7/28/2026	500,000	443,622
5.90%, 11/15/2032	206,000	253,506

		9,932,805

Gas Utilities 0.1%
CenterPoint Energy Resources Corp.,
4.50%, 1/15/2021	305,000	311,693
Dominion Energy Gas Holdings LLC,
2.80%, 11/15/2020	340,000	335,929
National Fuel Gas Co.,
3.75%, 3/1/2023	250,000	246,391
ONE Gas, Inc.,
4.66%, 2/1/2044	500,000	537,554

		1,431,567

Health Care Equipment & Supplies 0.5%
Abbott Laboratories,
2.55%, 3/15/2022 (b)	215,000	208,093
3.25%, 4/15/2023	200,000	197,193
3.88%, 9/15/2025	90,000	89,711
3.75%, 11/30/2026	1,500,000	1,474,383
5.30%, 5/27/2040	500,000	547,357
4.90%, 11/30/2046	250,000	269,132
Baxter International, Inc.,
2.60%, 8/15/2026 (b)	460,000	418,926
Becton Dickinson and Co.,
3.13%, 11/8/2021	350,000	344,923
3.30%, 3/1/2023	100,000	97,501
3.73%, 12/15/2024	1,070,000	1,044,588
3.70%, 6/6/2027 (b)	500,000	473,301
Boston Scientific Corp.,
6.00%, 1/15/2020	200,000	208,368
2.85%, 5/15/2020	500,000	496,280
3.85%, 5/15/2025	500,000	494,851
Danaher Corp.,
3.35%, 9/15/2025	250,000	245,590
Koninklijke Philips NV,
5.00%, 3/15/2042	250,000	276,152
Medtronic, Inc.,
3.15%, 3/15/2022	770,000	763,833
3.63%, 3/15/2024	275,000	276,009
4.38%, 3/15/2035	1,100,000	1,137,619
4.63%, 3/15/2045	750,000	795,033
Stryker Corp.,
3.38%, 11/1/2025	160,000	153,704
3.50%, 3/15/2026	70,000	67,962
4.63%, 3/15/2046	500,000	509,400
Zimmer Biomet Holdings, Inc.,
3.38%, 11/30/2021	200,000	198,407
4.25%, 8/15/2035	96,000	90,493

		10,878,809

Health Care Providers & Services 1.0%
Aetna, Inc.,
2.80%, 6/15/2023	1,000,000	952,829
3.50%, 11/15/2024	500,000	485,700
6.63%, 6/15/2036	250,000	308,540

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Health Care Providers & Services (continued)
AmerisourceBergen Corp.,
3.50%, 11/15/2021	$250,000	$249,971
4.30%, 12/15/2047	500,000	442,577
Anthem, Inc.,
3.70%, 8/15/2021	100,000	100,858
4.10%, 3/1/2028	1,500,000	1,467,353
4.63%, 5/15/2042	250,000	242,334
5.10%, 1/15/2044	300,000	309,564
4.65%, 8/15/2044	250,000	242,529
Cardinal Health, Inc.,
3.20%, 6/15/2022	300,000	294,373
3.75%, 9/15/2025 (b)	340,000	327,285
3.41%, 6/15/2027 (b)	500,000	459,457
Cigna Corp.,
4.50%, 3/15/2021	300,000	306,344
3.25%, 4/15/2025	500,000	470,152
3.05%, 10/15/2027	750,000	676,465
CVS Health Corp.,
3.35%, 3/9/2021	1,000,000	998,900
3.70%, 3/9/2023	750,000	746,197
3.38%, 8/12/2024	1,000,000	965,325
4.10%, 3/25/2025	500,000	497,350
4.30%, 3/25/2028	1,000,000	986,409
4.88%, 7/20/2035	500,000	502,376
4.78%, 3/25/2038	500,000	491,786
5.13%, 7/20/2045	500,000	506,640
5.05%, 3/25/2048	1,000,000	1,017,696
Duke University Health System, Inc.,
Series 2017, 3.92%, 6/1/2047	345,000	338,997
Express Scripts Holding Co.,
3.90%, 2/15/2022	150,000	150,132
3.05%, 11/30/2022	500,000	481,988
3.00%, 7/15/2023 (b)	500,000	474,284
3.50%, 6/15/2024	500,000	479,903
4.80%, 7/15/2046 (b)	250,000	237,732
Humana, Inc.,
2.63%, 10/1/2019	500,000	497,082
3.15%, 12/1/2022	1,000,000	973,384
Johns Hopkins Health System Corp. (The),
3.84%, 5/15/2046	20,000	19,217
Kaiser Foundation Hospitals,
4.88%, 4/1/2042	250,000	284,406
Laboratory Corp. of America Holdings,
2.63%, 2/1/2020	500,000	496,013
3.75%, 8/23/2022 (b)	350,000	352,136
McKesson Corp.,
3.95%, 2/16/2028	250,000	241,668
Medco Health Solutions, Inc.,
4.13%, 9/15/2020	300,000	304,003
Mount Sinai Hospitals Group, Inc.,
Series 2017, 3.98%, 7/1/2048	33,000	31,746
Northwell Healthcare, Inc.,
4.26%, 11/1/2047	35,000	33,566
Partners Healthcare System, Inc.,
Series 2017, 3.77%, 7/1/2048	43,000	40,084
Providence St Joseph Health Obligated Group,
Series A, 3.93%, 10/1/2048	38,000	36,416

Corporate Bonds (continued)

	Principal Amount	Value

Health Care Providers & Services (continued)
Quest Diagnostics, Inc.,
4.70%, 4/1/2021	$500,000	$516,344
3.50%, 3/30/2025	370,000	356,153
Stanford Health Care,
Series 2018, 3.80%, 11/15/2048 (b)	30,000	28,803
Sutter Health,
Series 2018, 3.70%, 8/15/2028	40,000	39,680
Series 2018, 4.09%, 8/15/2048	50,000	48,493
UnitedHealth Group, Inc.,
2.70%, 7/15/2020	1,500,000	1,491,042
3.38%, 4/15/2027	500,000	484,637
2.95%, 10/15/2027	500,000	466,570
4.63%, 7/15/2035	105,000	110,432
5.80%, 3/15/2036	708,000	838,428
3.95%, 10/15/2042	250,000	236,925
4.75%, 7/15/2045	250,000	267,103

		24,406,377

Hotels, Restaurants & Leisure 0.2%
Carnival Corp.,
3.95%, 10/15/2020	500,000	507,967
Hyatt Hotels Corp.,
5.38%, 8/15/2021	150,000	157,372
McDonald’s Corp.,
2.20%, 5/26/2020	750,000	739,434
3.70%, 1/30/2026	250,000	248,212
3.80%, 4/1/2028	500,000	498,612
4.70%, 12/9/2035	400,000	416,843
4.88%, 7/15/2040	250,000	258,668
4.88%, 12/9/2045 (b)	250,000	262,470
Starbucks Corp.,
3.50%, 3/1/2028 (b)	750,000	720,348

		3,809,926

Household Durables 0.1%
Newell Brands, Inc.,
4.20%, 4/1/2026 (b)	600,000	579,633
5.50%, 4/1/2046	350,000	341,143
Whirlpool Corp.,
3.70%, 5/1/2025	500,000	493,427

		1,414,203

Household Products 0.2%
Clorox Co. (The),
3.80%, 11/15/2021	500,000	509,460
Colgate-Palmolive Co.,
2.45%, 11/15/2021	150,000	147,268
Kimberly-Clark Corp.,
2.40%, 6/1/2023	500,000	480,132
2.65%, 3/1/2025	105,000	99,237
6.63%, 8/1/2037	130,000	174,013
3.20%, 7/30/2046	415,000	357,380
Procter & Gamble Co. (The),
1.90%, 10/23/2020	500,000	489,435
2.15%, 8/11/2022	1,000,000	965,211
2.85%, 8/11/2027 (b)	500,000	474,137
3.50%, 10/25/2047 (b)	250,000	229,218

		3,925,491

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Independent Power and Renewable Electricity Producers 0.1%
Exelon Generation Co. LLC,
2.95%, 1/15/2020	$500,000	$497,948
Oglethorpe Power Corp.,
5.25%, 9/1/2050	200,000	218,831
PSEG Power LLC,
5.13%, 4/15/2020	250,000	257,850
Southern Power Co.,
Series E, 2.50%, 12/15/2021	500,000	485,841

		1,460,470

Industrial Conglomerates 0.3%
3M Co.,
3.00%, 8/7/2025	400,000	390,328
5.70%, 3/15/2037	415,000	510,448
General Electric Co.,
2.20%, 1/9/2020	1,144,000	1,130,307
5.30%, 2/11/2021	101,000	105,665
4.65%, 10/17/2021	2,086,000	2,169,668
2.70%, 10/9/2022	500,000	483,615
3.10%, 1/9/2023	144,000	140,778
3.38%, 3/11/2024 (b)	500,000	489,297
3.45%, 5/15/2024	144,000	141,143
6.75%, 3/15/2032	323,000	394,723
6.15%, 8/7/2037	201,000	235,240
5.88%, 1/14/2038	144,000	163,400
4.13%, 10/9/2042	600,000	557,252
Honeywell International, Inc.,
4.25%, 3/1/2021	500,000	514,832
2.50%, 11/1/2026 (b)	500,000	462,193

		7,888,889

Insurance 0.7%
Alleghany Corp.,
4.95%, 6/27/2022	400,000	420,289
Allstate Corp. (The),
4.50%, 6/15/2043	250,000	258,723
(ICE LIBOR USD 3 Month + 2.12%), 6.50%, 5/15/2057 (d)	195,000	217,425
American International Group, Inc.,
2.30%, 7/16/2019	500,000	496,975
3.30%, 3/1/2021 (b)	135,000	134,905
3.90%, 4/1/2026	475,000	459,695
3.88%, 1/15/2035	500,000	444,810
4.80%, 7/10/2045	150,000	146,563
4.38%, 1/15/2055 (b)	250,000	216,061
Aon Corp.,
5.00%, 9/30/2020	500,000	517,378
Aon plc,
3.88%, 12/15/2025	195,000	192,506
4.60%, 6/14/2044	250,000	243,890
Arch Capital Finance LLC,
5.03%, 12/15/2046	250,000	261,486
Berkshire Hathaway Finance Corp.,
1.30%, 8/15/2019	750,000	738,714
4.30%, 5/15/2043	250,000	251,840
Brighthouse Financial, Inc.,
3.70%, 6/22/2027	500,000	444,079
Chubb Corp. (The),
6.00%, 5/11/2037	165,000	200,714

Corporate Bonds (continued)

	Principal Amount	Value

Insurance (continued)
Chubb INA Holdings, Inc.,
2.70%, 3/13/2023	$500,000	$483,991
3.35%, 5/3/2026	90,000	87,261
4.35%, 11/3/2045	500,000	511,723
CNA Financial Corp.,
5.75%, 8/15/2021	500,000	530,334
Hartford Financial Services Group, Inc. (The),
5.13%, 4/15/2022	100,000	105,531
6.10%, 10/1/2041	309,000	372,589
Lincoln National Corp.,
4.85%, 6/24/2021	100,000	104,023
6.15%, 4/7/2036	440,000	504,581
Loews Corp.,
4.13%, 5/15/2043	400,000	375,938
Manulife Financial Corp.,
(USD ICE Swap Rate 5 Year + 1.65%), 4.06%, 2/24/2032 (d)	500,000	474,187
Marsh & McLennan Cos., Inc.,
4.80%, 7/15/2021	600,000	623,861
4.20%, 3/1/2048 (b)	500,000	483,676
MetLife, Inc.,
3.60%, 11/13/2025 (b)	500,000	493,073
5.70%, 6/15/2035	159,000	181,370
6.40%, 12/15/2036	500,000	530,000
4.88%, 11/13/2043	500,000	527,695
4.60%, 5/13/2046 (b)	165,000	167,204
Nationwide Financial Services, Inc.,
6.75%, 5/15/2037 (f)	105,000	115,500
Principal Financial Group, Inc.,
3.40%, 5/15/2025	500,000	487,657
Progressive Corp. (The),
3.75%, 8/23/2021	200,000	202,558
6.25%, 12/1/2032	162,000	199,582
3.70%, 1/26/2045	250,000	227,657
Prudential Financial, Inc.,
(ICE LIBOR USD 3 Month + 3.92%), 5.62%, 6/15/2043 (d)	250,000	257,812
4.60%, 5/15/2044	500,000	505,035
3.91%, 12/7/2047	186,000	167,312
3.94%, 12/7/2049	605,000	543,100
Reinsurance Group of America, Inc.,
5.00%, 6/1/2021	100,000	103,636
Travelers Cos., Inc. (The),
5.35%, 11/1/2040	250,000	289,237
Travelers Property Casualty Corp.,
6.38%, 3/15/2033	192,000	237,462
Willis Towers Watson plc,
5.75%, 3/15/2021	100,000	105,424
XLIT Ltd.,
4.45%, 3/31/2025	750,000	737,912

		16,382,974

Internet & Direct Marketing Retail 0.1%
Amazon.com, Inc.,
3.30%, 12/5/2021 (b)	500,000	504,036
2.80%, 8/22/2024	250,000	240,884
3.15%, 8/22/2027 (b)	500,000	478,845
4.80%, 12/5/2034	500,000	547,820
3.88%, 8/22/2037	350,000	341,640

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Internet & Direct Marketing Retail (continued)
4.05%, 8/22/2047	$500,000	$489,802
4.25%, 8/22/2057	250,000	246,509
Expedia Group, Inc.,
5.95%, 8/15/2020	100,000	104,984
QVC, Inc.,
4.38%, 3/15/2023	350,000	345,831

		3,300,351

Internet Software & Services 0.2%
Alibaba Group Holding Ltd.,
3.13%, 11/28/2021	275,000	272,364
3.40%, 12/6/2027	500,000	465,869
4.50%, 11/28/2034 (b)	500,000	502,086
4.20%, 12/6/2047	500,000	455,162
Alphabet, Inc.,
3.38%, 2/25/2024	750,000	755,427
eBay, Inc.,
2.20%, 8/1/2019	1,000,000	991,661
3.25%, 10/15/2020	200,000	199,941
3.80%, 3/9/2022	285,000	287,742

		3,930,252

IT Services 0.3%
Broadridge Financial Solutions, Inc.,
3.40%, 6/27/2026	215,000	203,798
Fidelity National Information Services, Inc.,
3.50%, 4/15/2023	150,000	148,253
5.00%, 10/15/2025	350,000	367,995
3.00%, 8/15/2026	750,000	687,063
Fiserv, Inc.,
2.70%, 6/1/2020	750,000	742,847
4.75%, 6/15/2021	200,000	207,981
International Business Machines Corp.,
1.63%, 5/15/2020 (b)	500,000	488,528
2.90%, 11/1/2021	200,000	198,368
5.88%, 11/29/2032 (b)	433,000	531,181
4.00%, 6/20/2042	600,000	585,136
Visa, Inc.,
2.20%, 12/14/2020	500,000	491,879
2.80%, 12/14/2022	250,000	245,405
3.15%, 12/14/2025	135,000	130,596
4.30%, 12/14/2045	750,000	779,319
Western Union Co. (The),
6.20%, 11/17/2036	300,000	307,180

		6,115,529

Life Sciences Tools & Services 0.1%
Agilent Technologies, Inc.,
3.88%, 7/15/2023	250,000	249,173
Bio-Rad Laboratories, Inc.,
4.88%, 12/15/2020	150,000	155,067
PerkinElmer, Inc.,
5.00%, 11/15/2021	150,000	156,352
Thermo Fisher Scientific, Inc.,
3.60%, 8/15/2021 (b)	250,000	251,365
4.15%, 2/1/2024 (b)	1,000,000	1,014,991

		1,826,948

Corporate Bonds (continued)

	Principal Amount	Value

Machinery 0.1%
Caterpillar, Inc.,
3.90%, 5/27/2021 (b)	$500,000	$511,639
2.60%, 6/26/2022	350,000	340,446
6.05%, 8/15/2036	177,000	219,140
Deere & Co.,
8.10%, 5/15/2030	500,000	679,922
Dover Corp.,
5.38%, 3/1/2041	100,000	113,846
Flowserve Corp.,
3.50%, 9/15/2022	100,000	97,882
IDEX Corp.,
4.20%, 12/15/2021	300,000	302,506
Illinois Tool Works, Inc.,
4.88%, 9/15/2041	200,000	224,409
Parker-Hannifin Corp.,
4.20%, 11/21/2034	500,000	508,696
Stanley Black & Decker, Inc.,
2.90%, 11/1/2022	500,000	490,187

		3,488,673

Media 1.1%
21st Century Fox America, Inc.,
4.50%, 2/15/2021	250,000	256,790
4.00%, 10/1/2023	500,000	506,536
6.55%, 3/15/2033	300,000	358,162
6.20%, 12/15/2034	245,000	289,395
6.65%, 11/15/2037	150,000	186,190
6.15%, 2/15/2041	250,000	298,743
5.40%, 10/1/2043	500,000	552,741
CBS Corp.,
5.50%, 5/15/2033	118,000	121,361
4.85%, 7/1/2042	100,000	95,301
4.60%, 1/15/2045 (b)	500,000	461,323
Charter Communications Operating LLC,
3.58%, 7/23/2020	1,000,000	998,730
4.46%, 7/23/2022	1,000,000	1,012,287
4.91%, 7/23/2025	1,410,000	1,423,937
6.38%, 10/23/2035	500,000	522,503
6.48%, 10/23/2045	250,000	263,509
Comcast Cable Communications Holdings, Inc.,
9.46%, 11/15/2022	118,000	145,060
Comcast Corp.,
5.70%, 7/1/2019	500,000	513,616
2.85%, 1/15/2023	500,000	483,460
3.60%, 3/1/2024	500,000	492,285
3.15%, 2/15/2028 (b)	500,000	462,109
4.25%, 1/15/2033	250,000	244,138
7.05%, 3/15/2033	295,000	366,581
4.40%, 8/15/2035	500,000	486,496
6.50%, 11/15/2035	100,000	118,893
3.90%, 3/1/2038	250,000	226,867
3.40%, 7/15/2046	250,000	202,730
3.97%, 11/1/2047	743,000	654,478
4.00%, 11/1/2049 (b)	863,000	758,533
Discovery Communications LLC,
2.80%, 6/15/2020 (e)	500,000	493,964
3.30%, 5/15/2022	350,000	343,972
3.45%, 3/15/2025	270,000	255,823

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Media (continued)
4.90%, 3/11/2026 (b)	$115,000	$117,950
3.95%, 3/20/2028 (b)	500,000	473,508
5.00%, 9/20/2037 (b)	250,000	240,713
4.88%, 4/1/2043	200,000	185,428
Grupo Televisa SAB,
6.63%, 1/15/2040	250,000	270,500
5.00%, 5/13/2045	250,000	219,785
NBCUniversal Media LLC,
5.15%, 4/30/2020	500,000	516,679
4.38%, 4/1/2021	800,000	820,742
2.88%, 1/15/2023	350,000	335,636
5.95%, 4/1/2041	200,000	225,249
Omnicom Group, Inc.,
4.45%, 8/15/2020	150,000	153,617
3.63%, 5/1/2022 (b)	50,000	49,635
Time Warner Cable LLC,
6.75%, 6/15/2039	900,000	959,475
5.88%, 11/15/2040	250,000	244,577
Viacom, Inc.,
3.88%, 12/15/2021	600,000	598,891
4.25%, 9/1/2023	100,000	99,429
3.88%, 4/1/2024	500,000	483,750
4.38%, 3/15/2043	459,000	385,123
Walt Disney Co. (The),
3.75%, 6/1/2021	500,000	509,272
3.15%, 9/17/2025	325,000	314,149
3.00%, 2/13/2026	500,000	475,850
3.00%, 7/30/2046	150,000	117,913
Warner Media LLC,
3.60%, 7/15/2025	500,000	475,409
3.80%, 2/15/2027	2,000,000	1,888,749
5.38%, 10/15/2041	200,000	195,880
4.65%, 6/1/2044	250,000	221,891
WPP Finance 2010,
4.75%, 11/21/2021	400,000	411,343
3.75%, 9/19/2024	550,000	531,298

		25,118,954

Metals & Mining 0.2%
Barrick Gold Corp.,
5.25%, 4/1/2042	150,000	156,878
Barrick North America Finance LLC,
4.40%, 5/30/2021	450,000	465,527
5.75%, 5/1/2043	250,000	278,480
BHP Billiton Finance USA Ltd.,
6.42%, 3/1/2026	80,000	93,014
5.00%, 9/30/2043	500,000	561,005
Newmont Mining Corp.,
5.88%, 4/1/2035	236,000	270,474
4.88%, 3/15/2042 (b)	150,000	149,832
Nucor Corp.,
4.00%, 8/1/2023	500,000	508,636
Reliance Steel & Aluminum Co.,
4.50%, 4/15/2023	250,000	255,637
Rio Tinto Alcan, Inc.,
5.75%, 6/1/2035	206,000	241,827
Rio Tinto Finance USA plc,
4.13%, 8/21/2042 (b)	250,000	246,447

Corporate Bonds (continued)

	Principal Amount	Value

Metals & Mining (continued)
Southern Copper Corp.,
3.88%, 4/23/2025	$750,000	$738,197
6.75%, 4/16/2040	250,000	287,293
5.88%, 4/23/2045	230,000	244,750
Vale Overseas Ltd.,
4.38%, 1/11/2022	238,000	240,853
6.88%, 11/21/2036	944,000	1,059,829

		5,798,679

Multiline Retail 0.1%
Dollar General Corp.,
3.25%, 4/15/2023	250,000	245,658
Macy’s Retail Holdings, Inc.,
6.90%, 4/1/2029	75,000	80,547
Nordstrom, Inc.,
4.00%, 10/15/2021	500,000	503,970
5.00%, 1/15/2044 (b)	250,000	230,517
Target Corp.,
2.50%, 4/15/2026 (b)	1,500,000	1,378,258
4.00%, 7/1/2042	350,000	333,291

		2,772,241

Multi-Utilities 0.4%
Ameren Illinois Co.,
2.70%, 9/1/2022	450,000	439,213
Berkshire Hathaway Energy Co.,
5.15%, 11/15/2043	500,000	560,980
CMS Energy Corp.,
4.70%, 3/31/2043	300,000	310,340
Consolidated Edison Co. of New York, Inc.,
3.95%, 3/1/2043	500,000	485,931
4.50%, 12/1/2045	500,000	517,401
Delmarva Power & Light Co.,
3.50%, 11/15/2023	1,000,000	999,456
Dominion Energy, Inc.,
5.20%, 8/15/2019	200,000	204,504
3.63%, 12/1/2024	350,000	343,216
Series E, 6.30%, 3/15/2033	10,000	11,790
Series B, 5.95%, 6/15/2035	251,000	288,800
Series C, 4.90%, 8/1/2041	700,000	723,800
NiSource, Inc.,
5.95%, 6/15/2041	450,000	525,230
4.80%, 2/15/2044	250,000	259,564
Puget Energy, Inc.,
3.65%, 5/15/2025	250,000	243,300
Puget Sound Energy, Inc.,
5.64%, 4/15/2041	500,000	600,230
San Diego Gas & Electric Co.,
4.15%, 5/15/2048 (b)	1,000,000	1,002,883
Sempra Energy,
4.05%, 12/1/2023	150,000	151,897
6.00%, 10/15/2039	220,000	260,772
Southern Co. Gas Capital Corp.,
4.40%, 6/1/2043	250,000	244,949
WEC Energy Group, Inc.,
3.55%, 6/15/2025	500,000	490,993

		8,665,249

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels 2.6%
Anadarko Finance Co.,
Series B, 7.50%, 5/1/2031	$298,000	$369,128
Anadarko Petroleum Corp.,
3.45%, 7/15/2024 (b)	500,000	480,447
5.55%, 3/15/2026	500,000	535,858
6.45%, 9/15/2036 (b)	281,000	324,739
Andeavor Logistics LP,
4.25%, 12/1/2027 (b)	750,000	718,423
Apache Corp.,
3.63%, 2/1/2021	500,000	501,630
5.10%, 9/1/2040	100,000	98,392
4.75%, 4/15/2043	500,000	475,204
BP Capital Markets plc,
2.32%, 2/13/2020	500,000	495,202
4.50%, 10/1/2020	200,000	206,123
3.56%, 11/1/2021	250,000	252,437
3.06%, 3/17/2022	420,000	416,508
3.54%, 11/4/2024	250,000	248,072
3.72%, 11/28/2028 (b)	500,000	498,736
Buckeye Partners LP,
4.88%, 2/1/2021	250,000	254,376
4.15%, 7/1/2023 (b)	250,000	247,066
Canadian Natural Resources Ltd.,
3.90%, 2/1/2025	500,000	492,869
6.25%, 3/15/2038	340,000	394,877
Cenovus Energy, Inc.,
4.25%, 4/15/2027 (b)	1,000,000	963,194
5.25%, 6/15/2037	250,000	246,943
Chevron Corp.,
2.19%, 11/15/2019	105,000	104,263
1.96%, 3/3/2020	1,000,000	987,305
2.95%, 5/16/2026	500,000	479,693
CNOOC Finance 2013 Ltd.,
3.00%, 5/9/2023	750,000	723,098
CNOOC Finance 2015 USA LLC,
3.50%, 5/5/2025	500,000	481,822
Columbia Pipeline Group, Inc.,
3.30%, 6/1/2020	500,000	497,931
Concho Resources, Inc.,
3.75%, 10/1/2027	500,000	480,972
ConocoPhillips,
5.90%, 10/15/2032	177,000	206,297
6.50%, 2/1/2039 (b)	400,000	510,849
ConocoPhillips Co.,
4.30%, 11/15/2044	155,000	157,686
ConocoPhillips Holding Co.,
6.95%, 4/15/2029	250,000	308,089
Devon Energy Corp.,
3.25%, 5/15/2022	500,000	491,509
4.75%, 5/15/2042	500,000	488,132
Ecopetrol SA,
5.88%, 5/28/2045	600,000	569,070
El Paso Natural Gas Co. LLC,
8.37%, 6/15/2032 (c)	250,000	313,909
Enable Midstream Partners LP,
5.00%, 5/15/2044 (b)(c)	350,000	310,024
Enbridge Energy Partners LP,
4.20%, 9/15/2021	700,000	708,316
5.88%, 10/15/2025	250,000	272,071

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
Enbridge, Inc.,
4.25%, 12/1/2026	$500,000	$495,467
3.70%, 7/15/2027 (b)	500,000	473,805
Encana Corp.,
6.50%, 2/1/2038	500,000	587,293
Energy Transfer Partners LP,
4.65%, 6/1/2021	200,000	204,800
5.20%, 2/1/2022	500,000	518,550
5.88%, 3/1/2022 (b)	500,000	528,800
3.60%, 2/1/2023	500,000	488,485
4.90%, 2/1/2024	250,000	253,925
4.05%, 3/15/2025	500,000	483,107
4.75%, 1/15/2026	250,000	247,874
6.05%, 6/1/2041	75,000	74,902
5.30%, 4/15/2047	500,000	458,374
EnLink Midstream Partners LP,
4.15%, 6/1/2025	500,000	462,106
Enterprise Products Operating LLC,
4.05%, 2/15/2022	250,000	254,380
3.90%, 2/15/2024	750,000	751,000
6.13%, 10/15/2039	285,000	325,352
6.45%, 9/1/2040	250,000	295,860
4.45%, 2/15/2043	500,000	470,536
4.85%, 3/15/2044	200,000	199,095
4.25%, 2/15/2048	250,000	232,608
EOG Resources, Inc.,
2.45%, 4/1/2020	500,000	494,355
4.10%, 2/1/2021	400,000	407,831
EQT Corp.,
4.88%, 11/15/2021	250,000	258,243
Equinor ASA,
3.70%, 3/1/2024	500,000	504,606
3.25%, 11/10/2024	500,000	492,322
Exxon Mobil Corp.,
1.91%, 3/6/2020	500,000	492,973
3.18%, 3/15/2024	500,000	495,726
2.71%, 3/6/2025	500,000	480,219
3.04%, 3/1/2026	235,000	228,579
4.11%, 3/1/2046	750,000	763,382
Hess Corp.,
4.30%, 4/1/2027	500,000	482,914
7.30%, 8/15/2031	164,000	190,596
5.60%, 2/15/2041	250,000	251,176
Husky Energy, Inc.,
3.95%, 4/15/2022	600,000	604,481
Kinder Morgan Energy Partners LP,
3.50%, 3/1/2021 (b)	625,000	623,276
5.80%, 3/1/2021	200,000	210,916
4.25%, 9/1/2024	250,000	250,527
5.80%, 3/15/2035	206,000	210,503
6.38%, 3/1/2041	250,000	268,279
5.00%, 8/15/2042	350,000	324,906
Kinder Morgan, Inc.,
4.30%, 6/1/2025	160,000	159,603
5.30%, 12/1/2034	900,000	891,353
5.05%, 2/15/2046	250,000	231,996
Magellan Midstream Partners LP,
4.25%, 9/15/2046	500,000	464,075

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
Marathon Oil Corp.,
2.80%, 11/1/2022 (b)	$250,000	$239,709
3.85%, 6/1/2025	500,000	491,885
6.80%, 3/15/2032 (b)	118,000	138,854
Marathon Petroleum Corp.,
5.13%, 3/1/2021	600,000	624,221
3.63%, 9/15/2024	250,000	244,160
6.50%, 3/1/2041	250,000	291,137
MPLX LP,
4.50%, 7/15/2023	500,000	510,580
4.88%, 12/1/2024	250,000	257,742
4.88%, 6/1/2025	250,000	257,043
4.00%, 3/15/2028	500,000	475,538
4.50%, 4/15/2038	250,000	230,912
4.70%, 4/15/2048	250,000	231,801
Nexen Energy ULC,
5.88%, 3/10/2035	133,000	153,650
6.40%, 5/15/2037	350,000	428,412
Noble Energy, Inc.,
4.15%, 12/15/2021	600,000	609,617
3.85%, 1/15/2028	250,000	238,909
5.25%, 11/15/2043	150,000	152,610
4.95%, 8/15/2047	250,000	250,269
Occidental Petroleum Corp.,
3.13%, 2/15/2022	350,000	349,126
2.70%, 2/15/2023 (b)	200,000	194,309
3.40%, 4/15/2026 (b)	775,000	757,360
3.00%, 2/15/2027	250,000	236,136
ONEOK Partners LP,
3.38%, 10/1/2022	500,000	493,220
4.90%, 3/15/2025	500,000	516,259
6.13%, 2/1/2041	100,000	109,516
ONEOK, Inc.,
4.00%, 7/13/2027 (b)	500,000	483,802
Petro-Canada,
5.95%, 5/15/2035	271,000	313,140
Petroleos Mexicanos,
5.50%, 1/21/2021	275,000	283,110
4.88%, 1/24/2022	250,000	252,200
3.50%, 1/30/2023	500,000	473,335
4.50%, 1/23/2026 (b)	1,250,000	1,172,750
6.50%, 3/13/2027	1,750,000	1,794,485
6.63%, 6/15/2035	1,074,000	1,049,835
6.38%, 1/23/2045	500,000	460,500
5.63%, 1/23/2046	500,000	422,000
6.35%, 2/12/2048 (e)	500,000	451,250
Phillips 66,
4.65%, 11/15/2034	500,000	504,428
5.88%, 5/1/2042	382,000	443,372
Phillips 66 Partners LP,
3.61%, 2/15/2025	500,000	476,783
Pioneer Natural Resources Co.,
3.95%, 7/15/2022	450,000	455,144
Plains All American Pipeline LP,
4.65%, 10/15/2025 (b)	500,000	498,265
5.15%, 6/1/2042	450,000	409,009
Sabine Pass Liquefaction LLC,
5.00%, 3/15/2027	1,000,000	1,016,187
Spectra Energy Partners LP,
3.50%, 3/15/2025 (b)	500,000	476,865

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
Suncor Energy, Inc.,
3.60%, 12/1/2024	$235,000	$232,122
6.50%, 6/15/2038	500,000	619,685
Sunoco Logistics Partners Operations LP,
3.45%, 1/15/2023	250,000	242,625
5.35%, 5/15/2045	500,000	455,161
Total Capital Canada Ltd.,
2.75%, 7/15/2023	750,000	725,885
Total Capital International SA,
2.88%, 2/17/2022	500,000	495,287
TransCanada PipeLines Ltd.,
3.80%, 10/1/2020	250,000	253,177
4.88%, 1/15/2026	285,000	298,041
4.63%, 3/1/2034	250,000	249,785
5.85%, 3/15/2036	750,000	839,357
Valero Energy Corp.,
7.50%, 4/15/2032	118,000	150,931
6.63%, 6/15/2037	455,000	544,062
Western Gas Partners LP,
4.65%, 7/1/2026	500,000	491,191
Williams Partners LP,
5.25%, 3/15/2020	500,000	515,442
4.00%, 9/15/2025	500,000	488,689
6.30%, 4/15/2040	150,000	167,579
5.80%, 11/15/2043	250,000	265,969
4.90%, 1/15/2045	350,000	334,355

		61,189,194

Paper & Forest Products 0.0%†
Georgia-Pacific LLC,
8.88%, 5/15/2031	250,000	365,617

Pharmaceuticals 0.9%
Allergan Finance LLC,
3.25%, 10/1/2022	200,000	194,310
Allergan Funding SCS,
3.00%, 3/12/2020	750,000	746,446
3.45%, 3/15/2022	1,060,000	1,043,027
3.85%, 6/15/2024	325,000	319,150
3.80%, 3/15/2025	1,000,000	971,045
4.55%, 3/15/2035	195,000	184,500
4.75%, 3/15/2045 (b)	168,000	161,721
AstraZeneca plc,
3.38%, 11/16/2025	1,000,000	962,377
6.45%, 9/15/2037	200,000	247,537
4.00%, 9/18/2042	250,000	234,792
Bristol-Myers Squibb Co.,
2.00%, 8/1/2022	700,000	667,173
3.25%, 8/1/2042	250,000	216,380
Eli Lilly & Co.,
2.75%, 6/1/2025	95,000	90,482
3.70%, 3/1/2045	500,000	473,564
GlaxoSmithKline Capital plc,
2.85%, 5/8/2022	250,000	245,769
GlaxoSmithKline Capital, Inc.,
5.38%, 4/15/2034	201,000	231,539
4.20%, 3/18/2043	300,000	302,832

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Pharmaceuticals (continued)
Johnson & Johnson,
2.95%, 9/1/2020	$200,000	$201,641
2.45%, 12/5/2021 (b)	500,000	495,893
2.45%, 3/1/2026	650,000	609,847
4.95%, 5/15/2033	663,000	753,489
3.63%, 3/3/2037	1,000,000	977,202
Merck & Co., Inc.,
2.75%, 2/10/2025 (b)	570,000	544,916
3.60%, 9/15/2042	500,000	467,000
4.15%, 5/18/2043	500,000	513,322
Mylan NV,
3.95%, 6/15/2026	1,000,000	954,996
Novartis Capital Corp.,
1.80%, 2/14/2020	750,000	738,381
2.40%, 5/17/2022	500,000	485,667
2.40%, 9/21/2022	500,000	485,033
3.40%, 5/6/2024	1,000,000	997,588
3.00%, 11/20/2025	500,000	482,460
Pfizer, Inc.,
2.20%, 12/15/2021	1,000,000	973,642
3.40%, 5/15/2024	1,000,000	1,002,528
3.00%, 12/15/2026	500,000	482,201
7.20%, 3/15/2039	525,000	727,716
Pharmacia LLC,
6.60%, 12/1/2028 (c)	177,000	219,009
Shire Acquisitions Investments Ireland DAC,
3.20%, 9/23/2026	1,125,000	1,030,937
Wyeth LLC,
6.50%, 2/1/2034	206,000	261,613
Zoetis, Inc.,
3.25%, 2/1/2023	600,000	590,745
4.50%, 11/13/2025	230,000	238,003

		21,526,473

Professional Services 0.0%†
Verisk Analytics, Inc.,
4.00%, 6/15/2025	250,000	245,880

Real Estate Management & Development 0.0%†
CBRE Services, Inc.,
4.88%, 3/1/2026	500,000	517,387

Road & Rail 0.5%
Burlington Northern Santa Fe LLC,
3.05%, 9/1/2022	350,000	345,938
3.00%, 3/15/2023	500,000	490,579
3.85%, 9/1/2023	650,000	662,831
3.75%, 4/1/2024	500,000	505,048
3.65%, 9/1/2025	750,000	752,316
3.25%, 6/15/2027 (b)	500,000	484,324
7.95%, 8/15/2030	206,000	279,905
4.55%, 9/1/2044	250,000	259,860
4.70%, 9/1/2045	250,000	263,768
Canadian National Railway Co.,
6.90%, 7/15/2028	242,000	301,767
6.20%, 6/1/2036	236,000	296,603
Canadian Pacific Railway Co.,
4.50%, 1/15/2022	350,000	361,698
2.90%, 2/1/2025	500,000	476,018
6.13%, 9/15/2115	250,000	300,350

Corporate Bonds (continued)

	Principal Amount	Value

Road & Rail (continued)
CSX Corp.,
3.70%, 10/30/2020	$300,000	$303,092
5.50%, 4/15/2041	150,000	166,720
4.10%, 3/15/2044	250,000	233,655
4.30%, 3/1/2048 (b)	250,000	238,230
3.95%, 5/1/2050	350,000	308,892
Norfolk Southern Corp.,
3.25%, 12/1/2021	250,000	249,476
3.00%, 4/1/2022	500,000	494,394
5.59%, 5/17/2025	84,000	92,105
4.45%, 6/15/2045	500,000	502,880
Ryder System, Inc.,
2.50%, 5/11/2020	205,000	202,579
Union Pacific Corp.,
2.75%, 4/15/2023	750,000	726,940
3.25%, 8/15/2025	500,000	485,952
3.60%, 9/15/2037	500,000	458,678
4.05%, 11/15/2045	220,000	208,785
4.05%, 3/1/2046	340,000	321,952

		10,775,335

Semiconductors & Semiconductor Equipment 0.4%
Applied Materials, Inc.,
4.30%, 6/15/2021	400,000	413,172
5.10%, 10/1/2035	250,000	273,910
Broadcom Corp.,
3.00%, 1/15/2022	1,000,000	972,661
3.63%, 1/15/2024	1,000,000	968,008
Intel Corp.,
3.70%, 7/29/2025	500,000	503,268
4.10%, 5/11/2047	500,000	498,569
3.73%, 12/8/2047	743,000	700,011
KLA-Tencor Corp.,
4.65%, 11/1/2024	215,000	222,201
Lam Research Corp.,
3.80%, 3/15/2025	255,000	254,141
Maxim Integrated Products, Inc.,
3.38%, 3/15/2023	350,000	345,792
QUALCOMM, Inc.,
2.25%, 5/20/2020	1,000,000	985,257
2.60%, 1/30/2023	70,000	66,937
2.90%, 5/20/2024	1,000,000	944,954
3.25%, 5/20/2027 (b)	250,000	232,627
4.65%, 5/20/2035	500,000	506,488
Texas Instruments, Inc.,
1.75%, 5/1/2020	500,000	489,772

		8,377,768

Software 0.7%
Adobe Systems, Inc.,
3.25%, 2/1/2025	135,000	132,813
CA, Inc.,
4.50%, 8/15/2023	410,000	423,596
Microsoft Corp.,
1.85%, 2/6/2020	1,000,000	987,222
3.00%, 10/1/2020	500,000	503,286
2.65%, 11/3/2022	500,000	491,748
2.00%, 8/8/2023	1,000,000	943,947
3.63%, 12/15/2023 (b)	400,000	408,427

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Software (continued)
2.88%, 2/6/2024	$365,000	$357,336
2.70%, 2/12/2025 (b)	500,000	479,533
3.13%, 11/3/2025 (b)	500,000	491,202
2.40%, 8/8/2026	465,000	430,146
3.30%, 2/6/2027 (b)	1,000,000	984,680
3.50%, 2/12/2035	325,000	314,924
3.45%, 8/8/2036 (b)	500,000	478,687
4.10%, 2/6/2037	500,000	520,938
4.50%, 10/1/2040	300,000	323,203
3.75%, 2/12/2045	750,000	735,054
4.45%, 11/3/2045	350,000	376,212
3.70%, 8/8/2046	500,000	486,243
4.25%, 2/6/2047 (b)	750,000	795,570
Oracle Corp.,
5.00%, 7/8/2019	200,000	204,573
2.80%, 7/8/2021	1,000,000	993,454
1.90%, 9/15/2021 (b)	2,000,000	1,904,839
2.50%, 10/15/2022	500,000	484,708
2.65%, 7/15/2026	490,000	451,894
3.25%, 5/15/2030	500,000	468,371
5.38%, 7/15/2040	350,000	394,823
4.50%, 7/8/2044	750,000	764,860
4.00%, 7/15/2046	750,000	707,686
4.00%, 11/15/2047	500,000	470,635

		17,510,610

Specialty Retail 0.2%
AutoZone, Inc.,
4.00%, 11/15/2020	500,000	508,425
3.25%, 4/15/2025	325,000	309,904
Bed Bath & Beyond, Inc.,
3.75%, 8/1/2024 (b)	250,000	227,178
Home Depot, Inc. (The),
2.70%, 4/1/2023 (b)	500,000	488,130
3.35%, 9/15/2025	85,000	83,665
2.80%, 9/14/2027	750,000	696,566
5.88%, 12/16/2036	300,000	364,091
5.95%, 4/1/2041	150,000	185,226
4.20%, 4/1/2043	250,000	250,821
4.40%, 3/15/2045	500,000	511,230
Lowe’s Cos., Inc.,
3.13%, 9/15/2024	400,000	390,353
3.10%, 5/3/2027	1,000,000	945,102
6.50%, 3/15/2029	236,000	283,929
5.80%, 10/15/2036	300,000	358,132
5.00%, 9/15/2043	250,000	271,144

		5,873,896

Technology Hardware, Storage & Peripherals 0.6%
Apple, Inc.,
1.55%, 2/7/2020	750,000	735,963
2.00%, 5/6/2020	750,000	739,474
1.55%, 8/4/2021 (b)	1,000,000	958,357
2.50%, 2/9/2025	595,000	559,474
3.25%, 2/23/2026	1,130,000	1,102,989
2.45%, 8/4/2026	625,000	573,651
3.35%, 2/9/2027	1,000,000	976,497
3.85%, 5/4/2043	750,000	716,112
4.38%, 5/13/2045	355,000	365,450

Corporate Bonds (continued)

	Principal Amount	Value

Technology Hardware, Storage & Peripherals (continued)
4.65%, 2/23/2046	$460,000	$495,558
4.25%, 2/9/2047	500,000	507,123
Dell International LLC,
4.42%, 6/15/2021 (e)	500,000	507,311
6.02%, 6/15/2026 (e)	975,000	1,024,132
8.35%, 7/15/2046 (e)	500,000	602,159
Hewlett Packard Enterprise Co.,
3.60%, 10/15/2020 (c)	750,000	753,563
4.90%, 10/15/2025 (c)	500,000	510,348
6.35%, 10/15/2045 (c)	250,000	246,969
HP, Inc.,
3.75%, 12/1/2020	291,000	293,291
6.00%, 9/15/2041	500,000	507,873
NetApp, Inc.,
3.38%, 6/15/2021	210,000	208,092
Seagate HDD Cayman,
5.75%, 12/1/2034 (b)	175,000	159,730
Xerox Corp.,
4.50%, 5/15/2021	250,000	253,267
4.07%, 3/17/2022	125,000	122,785

		12,920,168

Textiles, Apparel & Luxury Goods 0.0%†
Cintas Corp. No. 2,
4.30%, 6/1/2021	125,000	128,384
NIKE, Inc.,
3.88%, 11/1/2045	250,000	240,851
VF Corp.,
3.50%, 9/1/2021	200,000	201,819

		571,054

Thrifts & Mortgage Finance 0.0%†
BPCE SA,
4.00%, 4/15/2024	475,000	475,615

Tobacco 0.3%
Altria Group, Inc.,
9.25%, 8/6/2019	155,000	165,569
2.63%, 1/14/2020	350,000	348,096
4.25%, 8/9/2042	250,000	233,240
4.50%, 5/2/2043	450,000	431,598
5.38%, 1/31/2044	170,000	184,258
BAT Capital Corp.,
3.22%, 8/15/2024 (e)	500,000	473,617
3.56%, 8/15/2027 (e)	500,000	465,200
4.39%, 8/15/2037 (e)	500,000	469,071
4.54%, 8/15/2047 (b)(e)	500,000	466,884
Philip Morris International, Inc.,
2.63%, 3/6/2023	1,000,000	957,790
6.38%, 5/16/2038	460,000	555,948
3.88%, 8/21/2042 (b)	250,000	222,973
Reynolds American, Inc.,
4.45%, 6/12/2025	1,500,000	1,509,605
5.70%, 8/15/2035 (b)	120,000	128,836

		6,612,685

Trading Companies & Distributors 0.1%
Air Lease Corp.,
3.25%, 3/1/2025 (b)	1,000,000	927,816

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Trading Companies & Distributors (continued)
Aircastle Ltd.,
5.00%, 4/1/2023	$100,000	$100,375
4.13%, 5/1/2024	300,000	288,000
GATX Corp.,
3.25%, 9/15/2026	500,000	461,640
WW Grainger, Inc.,
3.75%, 5/15/2046	250,000	226,608

		2,004,439

Water Utilities 0.0%†
American Water Capital Corp.,
4.30%, 9/1/2045	500,000	509,344

Wireless Telecommunication Services 0.2%
America Movil SAB de CV,
5.00%, 3/30/2020	500,000	513,810
3.13%, 7/16/2022	750,000	737,112
6.38%, 3/1/2035	177,000	209,052
6.13%, 3/30/2040	350,000	409,819
Rogers Communications, Inc.,
3.00%, 3/15/2023 (b)	600,000	585,747
5.00%, 3/15/2044	250,000	259,644
Vodafone Group plc,
2.95%, 2/19/2023	250,000	241,228
4.38%, 5/30/2028	1,000,000	988,113
7.88%, 2/15/2030	206,000	257,778
4.38%, 2/19/2043	500,000	449,313
5.25%, 5/30/2048	500,000	498,617

		5,150,233

Total Corporate Bonds (cost $622,739,973)		613,727,958

Foreign Government Securities 1.6%
CANADA 0.1%
Export Development Canada,
2.00%, 5/17/2022 (b)	1,000,000	966,722
Province of Ontario,
1.88%, 5/21/2020 (b)	1,000,000	982,522
Province of Quebec,
3.50%, 7/29/2020	400,000	405,625
7.50%, 9/15/2029	578,000	792,677

		3,147,546

CHILE 0.1%
Republic of Chile,
3.13%, 3/27/2025	1,250,000	1,206,250

COLOMBIA 0.1%
Republic of Colombia,
4.38%, 7/12/2021	1,150,000	1,173,575
4.50%, 1/28/2026	1,000,000	1,015,000
7.38%, 9/18/2037	225,000	280,125
5.63%, 2/26/2044	500,000	531,250
5.00%, 6/15/2045 (b)	500,000	491,875

		3,491,825

Foreign Government Securities (continued)

	Principal Amount	Value

GERMANY 0.1%
FMS Wertmanagement AoeR,
1.75%, 1/24/2020	$1,500,000	$1,479,913

HUNGARY 0.1%
Hungary Government Bond,
5.38%, 3/25/2024	1,000,000	1,062,276
7.63%, 3/29/2041 (b)	250,000	341,187

		1,403,463

INDONESIA 0.0%†
Republic of Indonesia,
4.10%, 4/24/2028	1,000,000	966,295

ISRAEL 0.1%
Israel Government Bond,
3.15%, 6/30/2023	500,000	494,559
3.25%, 1/17/2028	1,000,000	965,356

		1,459,915

ITALY 0.0%†
Republic of Italy,
6.88%, 9/27/2023	251,000	277,706
5.38%, 6/15/2033	541,000	586,657

		864,363

JAPAN 0.1%
Japan Bank for International Cooperation,
1.75%, 5/28/2020	2,000,000	1,956,262
2.38%, 11/16/2022	1,000,000	967,121

		2,923,383

MEXICO 0.2%
United Mexican States,
3.50%, 1/21/2021 (b)	1,000,000	998,800
4.00%, 10/2/2023 (b)	500,000	501,500
3.75%, 1/11/2028	1,000,000	945,500
6.75%, 9/27/2034	1,246,000	1,460,935
4.75%, 3/8/2044	400,000	371,156
5.55%, 1/21/2045 (b)	500,000	522,500
4.60%, 1/23/2046	347,000	319,240
4.35%, 1/15/2047	500,000	446,750
5.75%, 10/12/2110	200,000	196,900

		5,763,281

PANAMA 0.0%†
Republic of Panama,
6.70%, 1/26/2036	250,000	306,250
4.30%, 4/29/2053	500,000	466,250

		772,500

PERU 0.1%
Republic of Peru,
4.13%, 8/25/2027	750,000	766,875
8.75%, 11/21/2033	500,000	733,750

		1,500,625

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Bond Index Fund (Continued)

Foreign Government Securities (continued)

	Principal Amount	Value

PHILIPPINES 0.2%
Republic of Philippines,
6.50%, 1/20/2020 (b)	$1,500,000	$1,574,020
4.20%, 1/21/2024	500,000	509,979
9.50%, 2/2/2030	500,000	728,746
7.75%, 1/14/2031 (b)	500,000	658,130
6.38%, 10/23/2034	500,000	609,576

		4,080,451

POLAND 0.1%
Republic of Poland,
6.38%, 7/15/2019	750,000	776,634
5.13%, 4/21/2021	200,000	209,924
5.00%, 3/23/2022	300,000	316,187
4.00%, 1/22/2024	500,000	507,540

		1,810,285

SOUTH KOREA 0.1%
Export-Import Bank of Korea,
4.00%, 1/29/2021	600,000	607,075
5.00%, 4/11/2022	500,000	523,156
2.38%, 4/21/2027 (b)	1,000,000	886,340
Republic of Korea,
5.63%, 11/3/2025	300,000	338,100
4.13%, 6/10/2044 (b)	250,000	265,322

		2,619,993

SWEDEN 0.1%
Svensk Exportkredit AB,
1.75%, 5/18/2020	1,500,000	1,472,147

URUGUAY 0.1%
Oriental Republic of Uruguay,
4.50%, 8/14/2024 (b)	650,000	667,972
4.38%, 10/27/2027	1,250,000	1,265,625
5.10%, 6/18/2050 (b)	350,000	344,050

		2,277,647

Total Foreign Government Securities (cost $37,868,621)		37,239,882

Mortgage-Backed Securities 28.3%
FHLMC Gold Pool
Pool# G18007 6.00%, 7/1/2019	1,144	1,154
Pool# B16087 6.00%, 8/1/2019	5,463	5,482
Pool# J00935 5.00%, 12/1/2020	5,544	5,572
Pool# J00854 5.00%, 1/1/2021	6,601	6,634
Pool# J01279 5.50%, 2/1/2021	2,381	2,420
Pool# J01570 5.50%, 4/1/2021	3,293	3,355
Pool# J06015 5.00%, 5/1/2021	13,612	13,682
Pool# J01771 5.00%, 5/1/2021	5,850	5,880

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# G18122 5.00%, 6/1/2021	$6,543	$6,638
Pool# J01980 6.00%, 6/1/2021	7,286	7,292
Pool# J03074 5.00%, 7/1/2021	4,367	4,439
Pool# J03028 5.50%, 7/1/2021	1,303	1,324
Pool# C90719 5.00%, 10/1/2023	240,133	253,527
Pool# J09912 4.00%, 6/1/2024	531,118	546,066
Pool# C00351 8.00%, 7/1/2024	380	412
Pool# G13900 5.00%, 12/1/2024	43,818	44,585
Pool# D60780 8.00%, 6/1/2025	1,774	1,895
Pool# G30267 5.00%, 8/1/2025	79,783	84,233
Pool# E02746 3.50%, 11/1/2025	300,815	304,402
Pool# J13883 3.50%, 12/1/2025	627,639	635,931
Pool# J14732 4.00%, 3/1/2026	284,753	292,832
Pool# E02896 3.50%, 5/1/2026	342,926	347,160
Pool# J18702 3.00%, 3/1/2027	316,567	316,681
Pool# J18127 3.00%, 3/1/2027	292,355	292,461
Pool# J19106 3.00%, 5/1/2027	128,556	128,602
Pool# J20471 3.00%, 9/1/2027	571,992	572,199
Pool# D82854 7.00%, 10/1/2027	1,223	1,292
Pool# G14609 3.00%, 11/1/2027	780,951	781,233
Pool# C00566 7.50%, 12/1/2027	1,149	1,262
Pool# G15100 2.50%, 7/1/2028	310,139	303,342
Pool# C18271 7.00%, 11/1/2028	2,377	2,557
Pool# C00678 7.00%, 11/1/2028	1,580	1,738
Pool# C00836 7.00%, 7/1/2029	724	800
Pool# C31285 7.00%, 9/1/2029	1,965	2,170
Pool# C31282 7.00%, 9/1/2029	86	88
Pool# C32914 8.00%, 11/1/2029	1,113	1,136
Pool# G18536 2.50%, 1/1/2030	4,661,114	4,533,248
Pool# C37436 8.00%, 1/1/2030	2,303	2,602

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# C36429 7.00%, 2/1/2030	$692	$707
Pool# C36306 7.00%, 2/1/2030	691	710
Pool# C00921 7.50%, 2/1/2030	1,393	1,561
Pool# G01108 7.00%, 4/1/2030	570	629
Pool# C37703 7.50%, 4/1/2030	769	798
Pool# G18552 3.00%, 5/1/2030	1,684,113	1,677,606
Pool# U49055 3.00%, 6/1/2030	173,758	173,233
Pool# J32243 3.00%, 7/1/2030	1,056,144	1,051,652
Pool# J32257 3.00%, 7/1/2030	231,172	230,101
Pool# J32255 3.00%, 7/1/2030	217,833	217,074
Pool# C41561 8.00%, 8/1/2030	2,109	2,186
Pool# C01051 8.00%, 9/1/2030	2,600	2,947
Pool# C43550 7.00%, 10/1/2030	3,429	3,599
Pool# C44017 7.50%, 10/1/2030	495	502
Pool# C43967 8.00%, 10/1/2030	5,927	5,941
Pool# C44957 8.00%, 11/1/2030	1,796	1,883
Pool# J33361 3.00%, 12/1/2030	557,276	553,835
Pool# G18578 3.00%, 12/1/2030	554,659	551,022
Pool# J33315 3.00%, 12/1/2030	222,043	220,587
Pool# C01103 7.50%, 12/1/2030	1,188	1,382
Pool# C46932 7.50%, 1/1/2031	716	737
Pool# G18587 3.00%, 2/1/2031	425,591	422,800
Pool# C47287 7.50%, 2/1/2031	1,542	1,596
Pool# G18592 3.00%, 3/1/2031	462,952	459,915
Pool# C48206 7.50%, 3/1/2031	1,895	1,899
Pool# C91366 4.50%, 4/1/2031	124,606	130,150
Pool# G18601 3.00%, 5/1/2031	281,146	279,302
Pool# G18605 3.00%, 6/1/2031	165,506	164,420
Pool# J34627 3.00%, 6/1/2031	28,165	27,980
Pool# C91377 4.50%, 6/1/2031	64,442	67,298

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# C53324 7.00%, 6/1/2031	$1,746	$1,817
Pool# C01209 8.00%, 6/1/2031	743	824
Pool# C55071 7.50%, 7/1/2031	676	690
Pool# G01309 7.00%, 8/1/2031	1,834	2,043
Pool# G01311 7.00%, 9/1/2031	11,780	13,342
Pool# C01222 7.00%, 9/1/2031	1,372	1,545
Pool# G01315 7.00%, 9/1/2031	414	463
Pool# J35522 2.50%, 10/1/2031	854,422	830,917
Pool# C58647 7.00%, 10/1/2031	268	270
Pool# C60012 7.00%, 11/1/2031	827	848
Pool# C61298 8.00%, 11/1/2031	2,836	2,901
Pool# J35957 2.50%, 12/1/2031	1,182,800	1,150,248
Pool# C61105 7.00%, 12/1/2031	5,990	6,270
Pool# C01305 7.50%, 12/1/2031	1,010	1,105
Pool# C63171 7.00%, 1/1/2032	6,628	7,325
Pool# V61548 2.50%, 2/1/2032	1,057,316	1,028,198
Pool# C64121 7.50%, 2/1/2032	2,124	2,174
Pool# D99004 3.50%, 3/1/2032	182,678	185,317
Pool# G30577 3.50%, 4/1/2032	451,471	457,992
Pool# G01391 7.00%, 4/1/2032	20,301	22,991
Pool# C01345 7.00%, 4/1/2032	6,860	7,593
Pool# C65717 7.50%, 4/1/2032	4,560	4,647
Pool# C01370 8.00%, 4/1/2032	2,596	2,921
Pool# C66916 7.00%, 5/1/2032	18,886	20,807
Pool# C01381 8.00%, 5/1/2032	16,834	19,252
Pool# C68300 7.00%, 6/1/2032	9,489	10,423
Pool# C68290 7.00%, 6/1/2032	2,557	2,698
Pool# D99266 3.50%, 7/1/2032	298,678	302,993
Pool# G01449 7.00%, 7/1/2032	13,076	14,511
Pool# C69908 7.00%, 8/1/2032	27,037	29,396

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# C91558 3.50%, 9/1/2032	$69,644	$70,650
Pool# G16407 2.50%, 1/1/2033	605,000	588,310
Pool# G01536 7.00%, 3/1/2033	15,737	17,290
Pool# G30646 3.00%, 5/1/2033	387,395	385,978
Pool# G30642 3.00%, 5/1/2033	169,573	168,953
Pool# K90535 3.00%, 5/1/2033	74,631	74,358
Pool# G18693 4.00%, 5/1/2033	280,474	288,422
Pool# G18696 3.50%, 7/1/2033	88,000	89,101
Pool# A16419 6.50%, 11/1/2033	16,755	18,652
Pool# C01806 7.00%, 1/1/2034	13,154	13,649
Pool# A21356 6.50%, 4/1/2034	52,607	58,562
Pool# C01851 6.50%, 4/1/2034	32,018	35,970
Pool# A24301 6.50%, 5/1/2034	52,849	58,833
Pool# A22067 6.50%, 5/1/2034	40,493	45,077
Pool# A24988 6.50%, 7/1/2034	12,224	13,608
Pool# G01741 6.50%, 10/1/2034	14,923	16,613
Pool# G08023 6.50%, 11/1/2034	27,339	30,435
Pool# A33137 6.50%, 1/1/2035	4,088	4,551
Pool# G01947 7.00%, 5/1/2035	14,626	16,175
Pool# G08073 5.50%, 8/1/2035	156,646	169,881
Pool# A37135 5.50%, 9/1/2035	178,600	192,804
Pool# A47368 5.00%, 10/1/2035	185,547	198,179
Pool# A38531 5.50%, 10/1/2035	323,719	350,882
Pool# A38255 5.50%, 10/1/2035	194,215	210,500
Pool# G08088 6.50%, 10/1/2035	130,505	145,281
Pool# A39759 5.50%, 11/1/2035	11,549	12,519
Pool# A40376 5.50%, 12/1/2035	11,997	13,001
Pool# A42305 5.50%, 1/1/2036	33,815	36,619
Pool# A41548 7.00%, 1/1/2036	18,061	19,714
Pool# G08111 5.50%, 2/1/2036	215,486	233,773

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# A43886 5.50%, 3/1/2036	$514,090	$569,042
Pool# A43885 5.50%, 3/1/2036	372,014	410,219
Pool# A43884 5.50%, 3/1/2036	216,801	232,679
Pool# A48378 5.50%, 3/1/2036	197,128	211,903
Pool# A43861 5.50%, 3/1/2036	71,130	76,047
Pool# G08116 5.50%, 3/1/2036	41,299	44,808
Pool# A48735 5.50%, 5/1/2036	14,159	15,137
Pool# A53039 6.50%, 10/1/2036	49,087	54,644
Pool# A53219 6.50%, 10/1/2036	1,424	1,585
Pool# G05254 5.00%, 1/1/2037	150,816	160,927
Pool# G04331 5.00%, 2/1/2037	140,018	149,423
Pool# G05941 6.00%, 2/1/2037	734,249	809,886
Pool# G03620 6.50%, 10/1/2037	3,673	4,089
Pool# G03721 6.00%, 12/1/2037	63,618	69,823
Pool# G03969 6.00%, 2/1/2038	75,667	83,126
Pool# G04913 5.00%, 3/1/2038	251,951	268,813
Pool# G05299 4.50%, 6/1/2038	243,740	254,759
Pool# G04581 6.50%, 8/1/2038	126,115	140,393
Pool# A81674 6.00%, 9/1/2038	382,575	419,665
Pool# A85442 5.00%, 3/1/2039	212,808	224,678
Pool# G05459 5.50%, 5/1/2039	1,974,042	2,115,752
Pool# G05535 4.50%, 7/1/2039	815,347	856,179
Pool# A89500 4.50%, 10/1/2039	96,858	100,975
Pool# A91165 5.00%, 2/1/2040	3,412,756	3,643,076
Pool# G60342 4.50%, 5/1/2042	790,043	830,860
Pool# G60195 4.00%, 6/1/2042	1,007,578	1,035,872
Pool# Q08977 4.00%, 6/1/2042	178,726	183,747
Pool# Q11087 4.00%, 9/1/2042	248,387	254,828
Pool# G07158 3.50%, 10/1/2042	817,934	820,406
Pool# G07163 3.50%, 10/1/2042	399,560	400,765

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# Q11532 3.50%, 10/1/2042	$314,004	$314,954
Pool# Q12051 3.50%, 10/1/2042	285,371	286,232
Pool# C09020 3.50%, 11/1/2042	809,420	811,865
Pool# G07264 3.50%, 12/1/2042	837,091	839,610
Pool# Q14292 3.50%, 1/1/2043	159,028	159,509
Pool# Q15884 3.00%, 2/1/2043	1,017,289	993,407
Pool# Q16470 3.00%, 3/1/2043	1,765,114	1,724,045
Pool# V80002 2.50%, 4/1/2043	659,095	616,833
Pool# Q16915 3.00%, 4/1/2043	595,517	581,592
Pool# Q17675 3.50%, 4/1/2043	732,988	735,178
Pool# Q18523 3.50%, 5/1/2043	1,313,884	1,317,855
Pool# Q18751 3.50%, 6/1/2043	1,515,831	1,520,414
Pool# G07410 3.50%, 7/1/2043	285,916	286,776
Pool# Q20332 3.50%, 7/1/2043	125,720	126,098
Pool# G07459 3.50%, 8/1/2043	1,099,176	1,102,494
Pool# G60038 3.50%, 1/1/2044	2,190,041	2,196,659
Pool# Q26869 4.00%, 6/1/2044	1,304,089	1,339,099
Pool# G07946 4.00%, 7/1/2044	34,439	35,391
Pool# Q28607 3.50%, 9/1/2044	478,199	479,644
Pool# G61231 3.50%, 9/1/2044	135,000	135,405
Pool# Q30833 4.00%, 1/1/2045	54,557	55,832
Pool# G60400 4.50%, 1/1/2045	375,473	393,221
Pool# Q34165 4.00%, 6/1/2045	576,148	589,661
Pool# V81873 4.00%, 8/1/2045	534,815	547,333
Pool# V82126 3.50%, 12/1/2045	278,184	277,904
Pool# Q38199 3.50%, 1/1/2046	28,909	28,862
Pool# Q38357 4.00%, 1/1/2046	220,979	225,982
Pool# Q39434 3.50%, 3/1/2046	318,853	318,714
Pool# Q39364 3.50%, 3/1/2046	202,618	202,373
Pool# Q39440 4.00%, 3/1/2046	203,228	207,991

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# G08704 4.50%, 4/1/2046	$76,586	$79,744
Pool# Q40097 4.50%, 4/1/2046	6,159	6,413
Pool# G60582 3.50%, 5/1/2046	642,361	641,230
Pool# Q40718 3.50%, 5/1/2046	317,881	317,167
Pool# G08707 4.00%, 5/1/2046	403,646	411,853
Pool# G08708 4.50%, 5/1/2046	55,270	57,549
Pool# Q40728 4.50%, 5/1/2046	10,998	11,451
Pool# Q41903 3.50%, 7/1/2046	389,986	389,032
Pool# Q41407 3.50%, 7/1/2046	58,057	57,879
Pool# Q41491 3.50%, 7/1/2046	55,100	54,953
Pool# Q41947 4.50%, 7/1/2046	34,906	36,345
Pool# G08715 3.00%, 8/1/2046	2,042,887	1,980,613
Pool# Q42596 3.50%, 8/1/2046	361,783	360,747
Pool# Q42203 3.50%, 8/1/2046	75,175	75,071
Pool# Q42393 3.50%, 8/1/2046	70,349	70,058
Pool# Q42680 4.00%, 8/1/2046	18,052	18,475
Pool# G08720 4.50%, 8/1/2046	36,865	38,385
Pool# G61323 3.00%, 9/1/2046	1,368,941	1,336,257
Pool# G08721 3.00%, 9/1/2046	1,126,323	1,091,988
Pool# V82617 3.50%, 9/1/2046	675,734	673,660
Pool# G08722 3.50%, 9/1/2046	271,064	270,232
Pool# G60733 4.50%, 9/1/2046	305,194	320,725
Pool# G60722 3.00%, 10/1/2046	1,847,557	1,793,528
Pool# Q44035 3.00%, 10/1/2046	1,509,068	1,463,066
Pool# G61257 3.00%, 11/1/2046	2,894,239	2,803,665
Pool# Q44452 3.00%, 11/1/2046	613,961	595,055
Pool# G08732 3.00%, 11/1/2046	197,037	190,970
Pool# Q44223 3.50%, 11/1/2046	91,743	91,407
Pool# Q44473 3.50%, 11/1/2046	85,477	85,164
Pool# G08734 4.00%, 11/1/2046	1,019,016	1,042,894

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# V82849 3.00%, 12/1/2046	$4,289,807	$4,167,685
Pool# G08737 3.00%, 12/1/2046	3,634,775	3,522,846
Pool# G60989 3.00%, 12/1/2046	805,584	781,388
Pool# Q45878 3.00%, 12/1/2046	250,000	242,336
Pool# G08738 3.50%, 12/1/2046	4,783,986	4,766,890
Pool# Q45024 3.50%, 12/1/2046	180,322	179,722
Pool# G08741 3.00%, 1/1/2047	1,618,900	1,567,979
Pool# G08747 3.00%, 2/1/2047	2,813,000	2,725,647
Pool# G08748 3.50%, 2/1/2047	1,048,523	1,044,586
Pool# G08749 4.00%, 2/1/2047	1,969,877	2,014,498
Pool# G08751 3.50%, 3/1/2047	1,660,422	1,654,187
Pool# Q46810 4.00%, 3/1/2047	62,780	64,168
Pool# G08754 4.50%, 3/1/2047	123,586	128,681
Pool# Q47592 3.50%, 4/1/2047	408,109	406,503
Pool# Q47484 3.50%, 4/1/2047	50,054	49,837
Pool# G60988 3.00%, 5/1/2047	2,624,286	2,547,501
Pool# Q48098 3.50%, 5/1/2047	188,059	187,432
Pool# Q48237 4.50%, 5/1/2047	352,891	367,442
Pool# Q48147 4.50%, 5/1/2047	147,541	153,625
Pool# G61390 3.00%, 6/1/2047	1,413,000	1,368,468
Pool# G61011 4.50%, 6/1/2047	293,035	306,010
Pool# Q48414 4.50%, 6/1/2047	154,687	161,065
Pool# Q48365 4.50%, 6/1/2047	59,453	61,904
Pool# G08770 3.50%, 7/1/2047	3,691,398	3,675,867
Pool# V83270 3.50%, 7/1/2047	858,687	854,919
Pool# G61339 3.00%, 8/1/2047	480,469	465,365
Pool# G08774 3.50%, 8/1/2047	444,567	442,656
Pool# Q49917 3.50%, 8/1/2047	286,464	285,181
Pool# G08776
Pool# G08779 3.50%, 9/1/2047	5,710,863	5,685,285
Pool# G61295 3.50%, 9/1/2047	831,329	830,494

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# G08789 4.00%, 11/1/2047	$963,128	$983,828
Pool# Q52075 4.00%, 11/1/2047	807,032	825,711
Pool# V83598 3.50%, 12/1/2047	385,910	384,143
Pool# G67707 3.50%, 1/1/2048	999,501	1,000,201
Pool# V83909 4.00%, 1/1/2048	1,129,004	1,151,999
Pool# G61311 3.50%, 2/1/2048	1,862,741	1,854,192
Pool# T65458 3.50%, 2/1/2048	601,651	594,789
Pool# Q54460 4.00%, 2/1/2048	372,765	381,176
Pool# Q54727 3.50%, 3/1/2048	635,236	632,302
Pool# G08805 4.00%, 3/1/2048	3,989,256	4,068,853
Pool# Q54896 5.00%, 3/1/2048	57,852	61,284
Pool# Q55401 5.00%, 4/1/2048	204,413	216,367
Pool# V84237 3.50%, 5/1/2048	1,526,423	1,519,328
Pool# G08820 4.50%, 5/1/2048	1,905,882	1,986,479
Pool# G08821 5.00%, 5/1/2048	75,399	79,968
Pool# G67712 4.00%, 6/1/2048	300,920	309,405
Pool# G08818 4.50%, 6/1/2048	1,055,534	1,100,390
Pool# Q56473 4.50%, 6/1/2048	195,029	203,783
Pool# Q56472 4.50%, 6/1/2048	144,713	151,254
Pool# G08824 4.00%, 7/1/2048	7,100,000	7,241,632
Pool# G08827 4.50%, 7/1/2048	675,000	702,832
Pool# G08833 5.00%, 7/1/2048	25,000	26,424
FHLMC Non Gold Pool
Pool# 1B8478 3.27%, 7/1/2041 (a)	242,506	254,367
Pool# 2B0108 3.65%, 1/1/2042 (a)	33,693	35,293
Pool# 2B1381 4.01%, 6/1/2043 (a)	21,882	22,577
FHLMC TBA
4.00%, 8/15/2024	65,000	66,643
2.50%, 7/15/2033	4,286,000	4,160,472
3.00%, 7/15/2033	6,074,000	6,031,031
3.50%, 7/15/2033	1,387,000	1,402,536
5.00%, 4/15/2037	17,000	17,945
4.50%, 11/15/2040	598,000	622,227
4.00%, 9/15/2043	6,446,898	6,571,135
3.50%, 6/15/2044	7,738,000	7,697,382
3.00%, 7/15/2048	8,074,000	7,814,618

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool
Pool# 826869 5.50%, 8/1/2020	$36,792	$37,280
Pool# 835228 5.50%, 8/1/2020	1,212	1,226
Pool# 825811 5.50%, 9/1/2020	792	802
Pool# 838565 5.50%, 10/1/2020	40,541	41,176
Pool# 840102 5.50%, 10/1/2020	18,600	18,824
Pool# 841947 5.50%, 10/1/2020	2,665	2,691
Pool# 811505 5.50%, 10/1/2020	1,641	1,665
Pool# 843102 5.50%, 10/1/2020	1,202	1,217
Pool# 839100 5.50%, 11/1/2020	831	842
Pool# 830670 5.50%, 12/1/2020	1,325	1,343
Pool# 867183 5.50%, 2/1/2021	5,168	5,248
Pool# 811558 5.50%, 3/1/2021	24,651	24,711
Pool# 870296 5.50%, 3/1/2021	634	637
Pool# 878120 5.50%, 4/1/2021	1,533	1,557
Pool# 811559 5.50%, 5/1/2021	4,587	4,657
Pool# 879115 5.50%, 5/1/2021	4,043	4,110
Pool# 885440 5.50%, 5/1/2021	1,143	1,163
Pool# 845489 5.50%, 6/1/2021	292	299
Pool# 880950 5.50%, 7/1/2021	9,684	9,872
Pool# 870092 5.50%, 8/1/2021	597	601
Pool# 896599 5.50%, 8/1/2021	227	230
Pool# 903350 5.00%, 10/1/2021	2,984	3,049
Pool# 894126 5.50%, 10/1/2021	254	258
Pool# 902789 5.50%, 11/1/2021	21,366	21,961
Pool# 906708 5.00%, 12/1/2021	19,235	19,654
Pool# 901509 5.00%, 12/1/2021	1,671	1,700
Pool# 928106 5.50%, 2/1/2022	29,313	30,301
Pool# 914385 5.50%, 3/1/2022	472	481
Pool# 913323 5.50%, 4/1/2022	1,277	1,303
Pool# 899438 5.50%, 6/1/2022	29,522	30,185

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# AA2549 4.00%, 4/1/2024	$145,192	$149,066
Pool# 934863 4.00%, 6/1/2024	267,822	274,989
Pool# AC1374 4.00%, 8/1/2024	151,889	155,945
Pool# AC1529 4.50%, 9/1/2024	423,315	435,406
Pool# AD0244 4.50%, 10/1/2024	60,420	61,964
Pool# AD4089 4.50%, 5/1/2025	376,907	389,445
Pool# 890216 4.50%, 7/1/2025	106,584	110,125
Pool# AB1609 4.00%, 10/1/2025	261,359	268,364
Pool# AH1361 3.50%, 12/1/2025	253,129	256,535
Pool# AH1518 3.50%, 12/1/2025	133,367	135,048
Pool# AH5616 3.50%, 2/1/2026	687,680	696,346
Pool# AL0298 4.00%, 5/1/2026	534,907	550,149
Pool# AB4277 3.00%, 1/1/2027	799,901	800,021
Pool# AL1391 3.50%, 1/1/2027	14,336	14,518
Pool# AP4746 3.00%, 8/1/2027	217,656	217,688
Pool# AP7855 3.00%, 9/1/2027	1,087,493	1,087,658
Pool# AP4640 3.00%, 9/1/2027	117,110	117,128
Pool# AQ5096 3.00%, 11/1/2027	296,948	296,993
Pool# AB6887 3.00%, 11/1/2027	229,908	229,943
Pool# AQ4532 3.00%, 11/1/2027	154,122	154,146
Pool# AQ3758 3.00%, 11/1/2027	118,103	118,121
Pool# AB6886 3.00%, 11/1/2027	117,427	117,445
Pool# AQ7406 3.00%, 11/1/2027	116,232	116,250
Pool# AQ2884 3.00%, 12/1/2027	109,001	109,018
Pool# AS0487 2.50%, 9/1/2028	531,417	520,380
Pool# 930998 4.50%, 4/1/2029	58,235	60,789
Pool# BM1507 2.50%, 12/1/2029	333,104	325,995
Pool# AL8077 3.50%, 12/1/2029	37,586	38,190
Pool# AS4874 3.00%, 4/1/2030	684,779	683,199
Pool# AS5412 2.50%, 7/1/2030	280,343	273,729

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# AS5420 3.00%, 7/1/2030	$578,979	$577,642
Pool# AL7152 3.50%, 7/1/2030	745,328	756,722
Pool# AS5702 2.50%, 8/1/2030	1,107,622	1,081,490
Pool# AZ4898 2.50%, 8/1/2030	785,246	766,712
Pool# AY8448 3.00%, 8/1/2030	1,981,819	1,977,244
Pool# AZ2953 3.00%, 9/1/2030	1,958,318	1,953,795
Pool# AZ5718 3.00%, 9/1/2030	1,800,776	1,796,620
Pool# AS6060 3.00%, 10/1/2030	1,526,516	1,522,990
Pool# AZ9234 3.50%, 10/1/2030	104,079	105,455
Pool# BA2993 3.00%, 11/1/2030	383,356	382,412
Pool# AS6174 3.50%, 11/1/2030	50,251	50,914
Pool# AS6272 2.50%, 12/1/2030	406,316	396,730
Pool# AS6295 3.00%, 12/1/2030	601,666	598,425
Pool# BA3545 3.00%, 12/1/2030	319,414	318,677
Pool# AH1515 4.00%, 12/1/2030	550,030	565,045
Pool# AD0716 6.50%, 12/1/2030	1,589,735	1,756,878
Pool# BA6532 2.50%, 1/1/2031	332,475	324,629
Pool# AB2121 4.00%, 1/1/2031	81,792	84,025
Pool# AL8060 3.00%, 2/1/2031	588,000	586,642
Pool# MA0641 4.00%, 2/1/2031	399,049	409,927
Pool# 560868 7.50%, 2/1/2031	731	739
Pool# AS6799 3.00%, 3/1/2031	545,008	542,072
Pool# BC0774 3.00%, 3/1/2031	252,000	251,187
Pool# BC4410 3.50%, 3/1/2031	43,008	43,566
Pool# AS6919 3.50%, 3/1/2031	42,203	42,802
Pool# BC0320 3.50%, 3/1/2031	26,229	26,603
Pool# AL8561 3.50%, 6/1/2031	291,395	295,533
Pool# AS8028 2.50%, 9/1/2031	1,130,957	1,101,449
Pool# AL9378 3.00%, 9/1/2031	128,000	127,428
Pool# MA2775 2.50%, 10/1/2031	2,264,317	2,205,283

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# BM1888 2.50%, 10/1/2031	$2,232,608	$2,185,934
Pool# AS8038 2.50%, 10/1/2031	1,040,904	1,013,764
Pool# BC4777 2.50%, 10/1/2031	744,344	724,926
Pool# AS8612 3.00%, 10/1/2031	432,091	429,762
Pool# 607212 7.50%, 10/1/2031	3,886	3,963
Pool# MA0895 3.50%, 11/1/2031	427,990	434,370
Pool# 607632 6.50%, 11/1/2031	126	139
Pool# MA2830 2.50%, 12/1/2031	837,905	816,051
Pool# BM3814 2.50%, 12/1/2031	576,832	562,777
Pool# AS8609 3.00%, 1/1/2032	371,511	369,507
Pool# AL9786 3.00%, 1/1/2032	366,743	365,897
Pool# MA2871 3.00%, 1/1/2032	98,942	98,409
Pool# AL9585 3.50%, 1/1/2032	136,929	138,877
Pool# BM1036 2.50%, 2/1/2032	2,679,901	2,605,882
Pool# AL9872 3.00%, 2/1/2032	307,000	305,630
Pool# AL9871 3.00%, 2/1/2032	183,399	182,601
Pool# AS8767 3.00%, 2/1/2032	35,474	35,293
Pool# BM1007 2.50%, 3/1/2032	830,489	807,562
Pool# AL9899 3.00%, 3/1/2032	53,334	53,062
Pool# BM3269 2.50%, 4/1/2032	1,325,013	1,288,595
Pool# MA1029 3.50%, 4/1/2032	348,195	353,405
Pool# 545556 7.00%, 4/1/2032	5,532	6,200
Pool# AO2565 3.50%, 5/1/2032	116,476	117,863
Pool# AS9695 3.50%, 5/1/2032	71,301	72,287
Pool# 545605 7.00%, 5/1/2032	7,245	8,211
Pool# BM4088 3.00%, 6/1/2032	553,000	550,492
Pool# AO5103 3.50%, 6/1/2032	284,415	288,675
Pool# 890786 3.50%, 6/1/2032	52,602	53,364
Pool# MA1107 3.50%, 7/1/2032	47,280	47,988
Pool# 651361 7.00%, 7/1/2032	1,289	1,313

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# BM1669 3.00%, 8/1/2032	$301,000	$300,060
Pool# AP1990 3.50%, 8/1/2032	152,791	155,079
Pool# AP1997 3.50%, 8/1/2032	94,024	95,432
Pool# BH5355 3.50%, 8/1/2032	23,567	23,878
Pool# AO7202 3.50%, 9/1/2032	356,278	361,612
Pool# MA1166 3.50%, 9/1/2032	273,104	277,194
Pool# CA0586 2.50%, 10/1/2032	129,000	125,437
Pool# AP3673 3.50%, 10/1/2032	281,224	285,435
Pool# BH9391 3.50%, 10/1/2032	28,443	28,823
Pool# BM3389 3.00%, 11/1/2032	453,000	451,046
Pool# MA3188 3.00%, 11/1/2032	406,454	404,385
Pool# AB6962 3.50%, 11/1/2032	453,487	460,280
Pool# AQ3343 3.50%, 11/1/2032	233,036	236,527
Pool# BM3977 3.00%, 12/1/2032	857,000	852,415
Pool# BM3947 3.00%, 1/1/2033	1,095,000	1,089,207
Pool# MA3247 3.00%, 1/1/2033	294,302	292,803
Pool# BM3919 3.00%, 2/1/2033	444,823	442,914
Pool# BM3750 3.50%, 3/1/2033	361,000	366,159
Pool# BM4129 3.50%, 4/1/2033	614,000	622,206
Pool# 555346 5.50%, 4/1/2033	68,709	75,018
Pool# 713560 5.50%, 4/1/2033	10,664	11,492
Pool# 694846 6.50%, 4/1/2033	11,922	13,142
Pool# 701261 7.00%, 4/1/2033	343	352
Pool# AB9402 3.00%, 5/1/2033	408,429	406,261
Pool# AB9403 3.00%, 5/1/2033	186,031	185,043
Pool# AB9300 3.00%, 5/1/2033	148,788	147,998
Pool# MA3372 4.00%, 5/1/2033	678,922	698,550
Pool# 555421 5.00%, 5/1/2033	1,679,075	1,801,623
Pool# MA3393 4.00%, 6/1/2033	318,000	326,380
Pool# MA3427 4.00%, 7/1/2033	281,000	288,953

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# 720087 5.50%, 7/1/2033	$314,583	$341,009
Pool# 728721 5.50%, 7/1/2033	46,250	49,976
Pool# 555684 5.50%, 7/1/2033	14,381	15,637
Pool# MA1527 3.00%, 8/1/2033	1,658,781	1,649,976
Pool# 743235 5.50%, 10/1/2033	25,350	27,621
Pool# 750229 6.50%, 10/1/2033	31,780	35,031
Pool# 755872 5.50%, 12/1/2033	313,696	339,909
Pool# 725221 5.50%, 1/1/2034	7,048	7,668
Pool# 725223 5.50%, 3/1/2034	771	839
Pool# 725228 6.00%, 3/1/2034	637,120	702,219
Pool# 725425 5.50%, 4/1/2034	395,746	430,497
Pool# 725423 5.50%, 5/1/2034	38,878	42,292
Pool# 725594 5.50%, 7/1/2034	165,818	180,346
Pool# 788027 6.50%, 9/1/2034	25,210	27,789
Pool# 807310 7.00%, 11/1/2034	2,281	2,527
Pool# 735141 5.50%, 1/1/2035	512,967	558,499
Pool# 889852 5.50%, 5/1/2035	14,461	15,730
Pool# 256023 6.00%, 12/1/2035	482,877	530,568
Pool# 745418 5.50%, 4/1/2036	82,146	89,148
Pool# 745516 5.50%, 5/1/2036	45,975	49,826
Pool# 889745 5.50%, 6/1/2036	8,267	8,990
Pool# 995065 5.50%, 9/1/2036	294,699	319,892
Pool# 888635 5.50%, 9/1/2036	184,430	200,617
Pool# 995024 5.50%, 8/1/2037	107,126	116,259
Pool# 995050 6.00%, 9/1/2037	1,002,250	1,104,552
Pool# 955194 7.00%, 11/1/2037	100,080	109,575
Pool# 928940 7.00%, 12/1/2037	64,294	68,218
Pool# MA3389 4.00%, 6/1/2038	459,982	473,709
Pool# 990810 7.00%, 10/1/2038	121,829	133,195
Pool# AC9890 4.01%, 4/1/2040 (a)	1,309,078	1,369,525

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# AC9895 4.06%, 4/1/2040 (a)	$704,077	$742,188
Pool# AD8536 5.00%, 8/1/2040	382,043	409,641
Pool# AB1735 3.50%, 11/1/2040	8,598	8,562
Pool# AE9747 4.50%, 12/1/2040	1,113,193	1,171,153
Pool# AB2067 3.50%, 1/1/2041	455,702	457,322
Pool# 932888 3.50%, 1/1/2041	297,870	298,928
Pool# AB2068 3.50%, 1/1/2041	264,875	265,816
Pool# 932891 3.50%, 1/1/2041	56,099	56,298
Pool# AL3650 5.00%, 2/1/2041	28,922	31,009
Pool# AL6521 5.00%, 4/1/2041	1,801,943	1,933,100
Pool# AL0390 5.00%, 5/1/2041	697,628	745,764
Pool# AL5863 4.50%, 6/1/2041	3,725,481	3,900,986
Pool# AJ1249 3.29%, 9/1/2041 (a)	277,555	291,418
Pool# AI9851 4.50%, 9/1/2041	61,093	64,179
Pool# AL0761 5.00%, 9/1/2041	219,686	235,678
Pool# BM3907 5.50%, 9/1/2041	459,813	499,462
Pool# AJ5431 4.50%, 10/1/2041	110,839	116,073
Pool# AJ4861 4.00%, 12/1/2041	246,651	253,332
Pool# AX5316 4.50%, 1/1/2042	115,244	121,202
Pool# AL2499 4.50%, 1/1/2042	52,133	54,890
Pool# AW8167 3.50%, 2/1/2042	1,586,263	1,591,880
Pool# AK0714 3.67%, 2/1/2042 (a)	74,228	77,748
Pool# AB5185 3.50%, 5/1/2042	622,370	624,344
Pool# AO3575 4.50%, 5/1/2042	62,401	65,023
Pool# AO4647 3.50%, 6/1/2042	1,163,945	1,167,455
Pool# AO8036 4.50%, 7/1/2042	1,037,752	1,088,876
Pool# AP2092 4.50%, 8/1/2042	33,501	34,909
Pool# AP6579 3.50%, 9/1/2042	1,036,915	1,040,602
Pool# AL2782 4.50%, 9/1/2042	214,220	224,685
Pool# AB6524 3.50%, 10/1/2042	1,805,540	1,810,300

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# AB7074 3.00%, 11/1/2042	$1,108,829	$1,083,743
Pool# AL2677 3.50%, 11/1/2042	1,030,283	1,033,928
Pool# AB6786 3.50%, 11/1/2042	783,943	785,598
Pool# MA1273 3.50%, 12/1/2042	577,672	579,688
Pool# AR4210 3.50%, 1/1/2043	287,625	288,180
Pool# AR8213 3.50%, 4/1/2043	291,696	292,733
Pool# AT4982 3.90%, 4/1/2043 (a)	15,987	16,456
Pool# AB9238 3.00%, 5/1/2043	1,375,858	1,344,017
Pool# AB9237 3.00%, 5/1/2043	977,762	955,251
Pool# AB9236 3.00%, 5/1/2043	310,055	303,076
Pool# AB9362 3.50%, 5/1/2043	1,482,187	1,484,505
Pool# AT4250 2.04%, 6/1/2043 (a)	120,006	119,416
Pool# AT4145 3.00%, 6/1/2043	378,174	369,451
Pool# AB9814 3.00%, 7/1/2043	1,291,136	1,261,256
Pool# AT6871 3.00%, 7/1/2043	207,008	202,244
Pool# AS0203 3.00%, 8/1/2043	899,863	879,107
Pool# AS0255 4.50%, 8/1/2043	414,402	433,867
Pool# AL4471 4.00%, 9/1/2043	600,883	618,119
Pool# AL6951 3.50%, 10/1/2043	951,100	953,279
Pool# AS2276 4.50%, 4/1/2044	802,458	840,327
Pool# AW1006 4.00%, 5/1/2044	250,222	257,984
Pool# AL7767 4.50%, 6/1/2044	75,135	79,035
Pool# AS3161 4.00%, 8/1/2044	1,871,933	1,912,642
Pool# CA0688 3.50%, 10/1/2044	678,767	681,171
Pool# BC5090 4.00%, 10/1/2044	252,644	258,469
Pool# AS3946 4.00%, 12/1/2044	1,948,350	2,003,696
Pool# BM3804 3.50%, 2/1/2045	237,301	237,665
Pool# AL9555 4.00%, 2/1/2045	4,173,502	4,286,439
Pool# AX9524 4.00%, 2/1/2045	1,834,661	1,891,944
Pool# AS4418 4.00%, 2/1/2045	1,261,915	1,301,311

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# AS4375 4.00%, 2/1/2045	$856,372	$883,109
Pool# AL6889 4.50%, 2/1/2045	246,332	258,845
Pool# AY1312 3.50%, 3/1/2045	3,332,156	3,335,234
Pool# AX9567 3.50%, 3/1/2045	161,197	160,963
Pool# AS4578 4.00%, 3/1/2045	239,565	247,045
Pool# BM3664 3.00%, 5/1/2045	1,110,848	1,085,154
Pool# AS4921 3.50%, 5/1/2045	1,722,980	1,722,060
Pool# AS5012 4.00%, 5/1/2045	2,433,538	2,509,518
Pool# AS5312 3.50%, 7/1/2045	334,322	333,707
Pool# AL7207 4.50%, 8/1/2045	304,193	319,716
Pool# AL9634 3.50%, 10/1/2045	228,838	229,567
Pool# BA2164 3.00%, 11/1/2045	257,742	250,277
Pool# AS6311 3.50%, 12/1/2045	4,012,534	4,005,674
Pool# AS6282 3.50%, 12/1/2045	2,565,309	2,562,672
Pool# BC0326 3.50%, 12/1/2045	2,237,326	2,233,501
Pool# BC0092 3.50%, 12/1/2045	194,336	194,004
Pool# BC0475 3.50%, 12/1/2045	116,094	115,896
Pool# AS6362 4.50%, 12/1/2045	65,607	68,866
Pool# AS6474 3.50%, 1/1/2046	484,931	486,055
Pool# AS6539 3.50%, 1/1/2046	432,944	433,947
Pool# AS6527 4.00%, 1/1/2046	570,453	582,013
Pool# BC0178 4.50%, 1/1/2046	14,349	14,996
Pool# BC1158 3.50%, 2/1/2046	3,237,289	3,231,755
Pool# BC2667 4.00%, 2/1/2046	92,417	94,286
Pool# BC0605 4.00%, 2/1/2046	66,602	67,949
Pool# AL9781 4.50%, 2/1/2046	623,653	655,999
Pool# BC0300 3.50%, 3/1/2046	2,517,338	2,507,185
Pool# AS6833 3.50%, 3/1/2046	62,776	62,669
Pool# AS6795 4.00%, 3/1/2046	516,419	527,189
Pool# BA6972 4.00%, 3/1/2046	118,847	121,246

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# BC0311 4.50%, 3/1/2046	$14,984	$15,659
Pool# BC0823 3.50%, 4/1/2046	469,375	468,645
Pool# BA7692 3.50%, 4/1/2046	23,193	23,154
Pool# AS7026 4.00%, 4/1/2046	377,671	385,549
Pool# AS7171 3.50%, 5/1/2046	184,110	183,824
Pool# AS7251 4.00%, 5/1/2046	52,751	53,817
Pool# AS7387 3.50%, 6/1/2046	520,189	519,381
Pool# AS7593 3.50%, 7/1/2046	1,701,429	1,698,520
Pool# AS7594 3.50%, 7/1/2046	1,617,493	1,614,728
Pool# AS7545 3.50%, 7/1/2046	683,680	682,617
Pool# AL8824 3.50%, 7/1/2046	311,224	311,777
Pool# AS7490 3.50%, 7/1/2046	217,382	217,044
Pool# BC1452 4.00%, 7/1/2046	2,882,356	2,941,941
Pool# BD5180 4.50%, 7/1/2046	17,016	17,783
Pool# MA2705 3.00%, 8/1/2046	1,646,573	1,597,482
Pool# BC1489 3.00%, 8/1/2046	230,737	224,354
Pool# BD4890 3.50%, 8/1/2046	2,501,191	2,496,915
Pool# BC9501 3.50%, 8/1/2046	52,846	52,756
Pool# AS7648 4.00%, 8/1/2046	398,412	406,728
Pool# AS7760 4.00%, 8/1/2046	353,435	361,562
Pool# AS7795 4.00%, 8/1/2046	240,793	245,822
Pool# BD3911 4.00%, 8/1/2046	48,878	49,866
Pool# BD3923 4.00%, 8/1/2046	25,809	26,329
Pool# AS7770 4.50%, 8/1/2046	139,174	145,629
Pool# BD5232 4.50%, 8/1/2046	37,342	39,160
Pool# AL8947 3.50%, 9/1/2046	388,597	387,933
Pool# BD4944 3.50%, 9/1/2046	119,190	118,977
Pool# AL9263 3.00%, 10/1/2046	363,762	353,390
Pool# AL9234 3.50%, 10/1/2046	143,163	143,366
Pool# AS8125 3.50%, 10/1/2046	129,799	129,577

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# BC4766 4.50%, 10/1/2046	$103,420	$107,773
Pool# AS8154 4.50%, 10/1/2046	71,782	75,057
Pool# BC9003 3.00%, 11/1/2046	370,694	359,642
Pool# MA2806 3.00%, 11/1/2046	217,000	210,530
Pool# AS8369 3.50%, 11/1/2046	1,293,198	1,290,987
Pool# BE5067 3.50%, 11/1/2046	1,042,372	1,040,590
Pool# BE0065 3.50%, 11/1/2046	33,129	33,165
Pool# BE5038 4.00%, 11/1/2046	23,418	24,197
Pool# MA2833 3.00%, 12/1/2046	8,057,213	7,816,994
Pool# AS8483 3.00%, 12/1/2046	1,879,477	1,822,287
Pool# BC9067 3.00%, 12/1/2046	591,316	573,686
Pool# AS8488 3.00%, 12/1/2046	483,697	470,266
Pool# AS8509 3.00%, 12/1/2046	145,162	141,348
Pool# BM1121 3.50%, 12/1/2046	1,195,139	1,194,207
Pool# AS8572 3.50%, 12/1/2046	1,152,009	1,149,774
Pool# AS8492 3.50%, 12/1/2046	989,802	991,024
Pool# BE4224 3.50%, 12/1/2046	44,643	44,564
Pool# MA2863 3.00%, 1/1/2047	3,046,808	2,955,971
Pool# AS8650 3.00%, 1/1/2047	3,014,455	2,924,582
Pool# AL9697 3.00%, 1/1/2047	1,274,414	1,239,007
Pool# AS8647 3.00%, 1/1/2047	920,632	894,376
Pool# AS8692 3.50%, 1/1/2047	801,093	800,393
Pool# BD2440 3.50%, 1/1/2047	624,633	623,468
Pool# AL9774 3.50%, 1/1/2047	601,526	603,107
Pool# BM3204 3.50%, 1/1/2047	542,141	542,811
Pool# BD2450 3.50%, 1/1/2047	507,999	507,052
Pool# BE6548 3.50%, 1/1/2047	185,816	185,441
Pool# BE7115 4.50%, 1/1/2047	58,862	61,342
Pool# BE6503 4.50%, 1/1/2047	37,558	39,391
Pool# BE5856 4.50%, 1/1/2047	31,219	32,740

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# BM3908 5.50%, 1/1/2047	$96,778	$104,929
Pool# MA2895 3.00%, 2/1/2047	10,807,847	10,485,442
Pool# BM3688 3.50%, 2/1/2047	1,548,058	1,545,412
Pool# BD5046 3.50%, 2/1/2047	309,709	309,108
Pool# BE8495 4.50%, 2/1/2047	28,474	29,814
Pool# BE7869 4.50%, 2/1/2047	20,355	21,285
Pool# AL9848 3.00%, 3/1/2047	2,146,200	2,082,178
Pool# AL9859 3.00%, 3/1/2047	1,777,147	1,724,134
Pool# AS8966 4.00%, 3/1/2047	254,495	259,586
Pool# BE9247 4.50%, 3/1/2047	35,410	37,032
Pool# AS9451 3.50%, 4/1/2047	607,482	606,256
Pool# AS9463 3.50%, 4/1/2047	390,488	390,183
Pool# BD7122 4.00%, 4/1/2047	2,783,066	2,842,238
Pool# AS9467 4.00%, 4/1/2047	822,242	842,412
Pool# AS9562 3.00%, 5/1/2047	168,463	163,438
Pool# BE9590 3.50%, 5/1/2047	2,500,453	2,495,016
Pool# BM3237 3.50%, 5/1/2047	894,372	899,227
Pool# AS9577 3.50%, 5/1/2047	321,743	321,043
Pool# BM1268 4.00%, 5/1/2047	748,130	766,591
Pool# BE3670 3.50%, 6/1/2047	747,188	745,505
Pool# AS9794 3.50%, 6/1/2047	352,497	352,332
Pool# AS9747 4.00%, 6/1/2047	2,124,634	2,180,303
Pool# BM3549 4.00%, 6/1/2047	976,479	996,434
Pool# BE3702 4.00%, 6/1/2047	496,269	506,196
Pool# BM1295 4.50%, 6/1/2047	380,150	398,158
Pool# BE9624 4.50%, 6/1/2047	65,680	68,523
Pool# BM3801 3.00%, 7/1/2047	1,654,102	1,604,757
Pool# BM1551 3.50%, 7/1/2047	296,848	296,617
Pool# AS9938 3.50%, 7/1/2047	294,358	294,721
Pool# AS9909 3.50%, 7/1/2047	162,996	162,868

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# BM1492 4.00%, 7/1/2047	$1,665,768	$1,706,944
Pool# AS9973 4.00%, 7/1/2047	216,627	221,267
Pool# MA3087 3.50%, 8/1/2047	1,220,241	1,217,304
Pool# BH7375 3.50%, 8/1/2047	343,470	342,616
Pool# BM1658 3.50%, 8/1/2047	278,179	277,747
Pool# BH2597 4.00%, 8/1/2047	1,252,885	1,279,782
Pool# CA0123 4.00%, 8/1/2047	1,083,042	1,111,478
Pool# BH5359 4.00%, 8/1/2047	658,438	672,860
Pool# CA0407 3.50%, 9/1/2047	1,126,978	1,124,178
Pool# CA0265 4.00%, 9/1/2047	203,969	208,348
Pool# CA0349 5.00%, 9/1/2047	77,141	81,845
Pool# CA0487 3.50%, 10/1/2047	2,714,724	2,707,637
Pool# BM1959 3.50%, 10/1/2047	742,791	743,709
Pool# CA0493 4.00%, 10/1/2047	1,425,497	1,454,012
Pool# CA0549 4.00%, 10/1/2047	1,097,240	1,120,853
Pool# BM3015 4.00%, 10/1/2047	323,000	332,029
Pool# CA0693 3.50%, 11/1/2047	1,638,679	1,634,401
Pool# CA0680 3.50%, 11/1/2047	381,700	382,171
Pool# BM3358 3.50%, 11/1/2047	334,556	337,171
Pool# CA0696 4.00%, 11/1/2047	2,552,357	2,603,413
Pool# BM3191 4.00%, 11/1/2047	457,139	466,675
Pool# CA0808 4.00%, 11/1/2047	407,412	416,180
Pool# BM3379 3.00%, 12/1/2047	1,148,876	1,118,326
Pool# BJ2492 3.50%, 12/1/2047	878,682	876,142
Pool# MA3211 4.00%, 12/1/2047	2,894,388	2,957,553
Pool# BJ1699 4.00%, 12/1/2047	525,814	538,437
Pool# BH7040 4.50%, 12/1/2047	136,272	142,702
Pool# BJ4546 3.50%, 1/1/2048	1,049,297	1,044,879
Pool# CA0991 3.50%, 1/1/2048	702,424	703,292
Pool# CA1015 4.00%, 1/1/2048	1,040,954	1,062,712

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# CA1025 4.50%, 1/1/2048	$1,948,926	$2,040,899
Pool# CA1189 3.50%, 2/1/2048	5,490,067	5,471,424
Pool# BH9280 3.50%, 2/1/2048	1,586,032	1,584,796
Pool# CA1242 3.50%, 2/1/2048	316,928	317,762
Pool# MA3277 4.00%, 2/1/2048	68,108	69,532
Pool# BJ8271 4.50%, 2/1/2048	930,040	979,738
Pool# BJ8270 4.50%, 2/1/2048	523,667	551,418
Pool# BK1586 4.50%, 2/1/2048	421,239	442,523
Pool# CA1218 4.50%, 2/1/2048	416,392	434,667
Pool# BJ8269 4.50%, 2/1/2048	412,689	434,494
Pool# BJ0640 5.00%, 3/1/2048	76,887	81,590
Pool# CA1398 5.00%, 3/1/2048	51,080	54,202
Pool# BK1660 5.00%, 3/1/2048	38,589	41,455
Pool# CA1510 3.50%, 4/1/2048	492,844	490,891
Pool# CA1531 3.50%, 4/1/2048	230,529	231,136
Pool# CA1551 4.00%, 4/1/2048	4,087,893	4,175,861
Pool# CA1560 4.50%, 4/1/2048	474,602	497,409
Pool# BJ2681 5.00%, 4/1/2048	256,519	271,967
Pool# MA3348 5.00%, 4/1/2048	41,334	43,866
Pool# BM4024 3.50%, 5/1/2048	159,000	159,402
Pool# MA3358 4.50%, 5/1/2048	1,241,038	1,293,407
Pool# MA3374 5.00%, 5/1/2048	154,644	164,118
Pool# CA1898 4.50%, 6/1/2048	461,000	485,573
Pool# CA1951 4.00%, 7/1/2048	1,000,000	1,021,520
FNMA TBA
5.00%, 12/25/2020	35,000	35,552
4.50%, 12/25/2022	665,000	669,156
3.50%, 10/25/2027	1,876,000	1,898,424
2.50%, 4/25/2029	5,725,000	5,563,999
3.00%, 7/25/2033	1,671,663	1,661,850
4.00%, 7/25/2033	139,000	142,594
5.50%, 8/25/2034	481,000	515,760
4.50%, 4/25/2041	2,026,000	2,109,590
4.00%, 9/25/2043	6,430,750	6,556,161
3.50%, 4/25/2044	2,804,000	2,790,810
3.00%, 5/25/2044	9,860,000	9,551,490
2.50%, 7/25/2048	630,000	589,936

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

GNMA I Pool
Pool# 279461 9.00%, 11/15/2019	$169	$170
Pool# 376510 7.00%, 5/15/2024	1,173	1,229
Pool# 457801 7.00%, 8/15/2028	2,769	2,939
Pool# 486936 6.50%, 2/15/2029	1,529	1,709
Pool# 502969 6.00%, 3/15/2029	3,948	4,315
Pool# 487053 7.00%, 3/15/2029	2,420	2,604
Pool# 781014 6.00%, 4/15/2029	3,590	3,961
Pool# 509099 7.00%, 6/15/2029	3,467	3,533
Pool# 470643 7.00%, 7/15/2029	13,576	14,136
Pool# 434505 7.50%, 8/15/2029	59	60
Pool# 416538 7.00%, 10/15/2029	194	194
Pool# 524269 8.00%, 11/15/2029	6,460	6,497
Pool# 781124 7.00%, 12/15/2029	10,524	12,017
Pool# 507396 7.50%, 9/15/2030	45,846	47,380
Pool# 531352 7.50%, 9/15/2030	2,804	2,872
Pool# 536334 7.50%, 10/15/2030	194	198
Pool# 540659 7.00%, 1/15/2031	888	898
Pool# 486019 7.50%, 1/15/2031	998	1,025
Pool# 535388 7.50%, 1/15/2031	611	622
Pool# 537406 7.50%, 2/15/2031	400	403
Pool# 528589 6.50%, 3/15/2031	35,832	39,515
Pool# 508473 7.50%, 4/15/2031	4,462	4,854
Pool# 544470 8.00%, 4/15/2031	2,854	2,865
Pool# 781287 7.00%, 5/15/2031	5,047	5,716
Pool# 781319 7.00%, 7/15/2031	1,518	1,755
Pool# 485879 7.00%, 8/15/2031	9,539	10,498
Pool# 572554 6.50%, 9/15/2031	48,308	53,274
Pool# 781328 7.00%, 9/15/2031	4,988	5,734
Pool# 555125 7.00%, 9/15/2031	769	776
Pool# 550991 6.50%, 10/15/2031	1,168	1,288

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# 571267 7.00%, 10/15/2031	$1,184	$1,307
Pool# 574837 7.50%, 11/15/2031	2,221	2,262
Pool# 555171 6.50%, 12/15/2031	1,385	1,527
Pool# 781380 7.50%, 12/15/2031	1,518	1,777
Pool# 781481 7.50%, 1/15/2032	7,489	8,734
Pool# 580972 6.50%, 2/15/2032	202	223
Pool# 781401 7.50%, 2/15/2032	4,327	5,077
Pool# 781916 6.50%, 3/15/2032	78,677	87,540
Pool# 552474 7.00%, 3/15/2032	5,210	5,779
Pool# 781478 7.50%, 3/15/2032	2,904	3,402
Pool# 781429 8.00%, 3/15/2032	5,058	6,029
Pool# 781431 7.00%, 4/15/2032	18,466	21,411
Pool# 552616 7.00%, 6/15/2032	42,960	47,344
Pool# 570022 7.00%, 7/15/2032	15,942	17,333
Pool# 595077 6.00%, 10/15/2032	9,145	10,100
Pool# 596657 7.00%, 10/15/2032	4,470	4,559
Pool# 552903 6.50%, 11/15/2032	133,660	147,398
Pool# 552952 6.00%, 12/15/2032	7,089	7,761
Pool# 602102 6.00%, 2/15/2033	16,304	17,823
Pool# 588192 6.00%, 2/15/2033	7,970	8,768
Pool# 553144 5.50%, 4/15/2033	30,539	33,348
Pool# 604243 6.00%, 4/15/2033	13,499	14,911
Pool# 611526 6.00%, 5/15/2033	9,197	10,054
Pool# 553320 6.00%, 6/15/2033	36,303	40,130
Pool# 573916 6.00%, 11/15/2033	36,698	40,117
Pool# 604788 6.50%, 11/15/2033	84,103	92,747
Pool# 781688 6.00%, 12/15/2033	45,795	50,616
Pool# 604875 6.00%, 12/15/2033	36,730	40,578
Pool# 781690 6.00%, 12/15/2033	18,409	20,781
Pool# 781699 7.00%, 12/15/2033	7,739	8,704

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# 621856 6.00%, 1/15/2034	$36,064	$39,424
Pool# 564799 6.00%, 3/15/2034	77,878	86,915
Pool# 630038 6.50%, 8/15/2034	69,744	76,913
Pool# 781804 6.00%, 9/15/2034	52,162	57,592
Pool# 781847 6.00%, 12/15/2034	39,573	43,756
Pool# 486921 5.50%, 2/15/2035	13,398	14,636
Pool# 781902 6.00%, 2/15/2035	42,106	46,537
Pool# 781933 6.00%, 6/15/2035	6,090	6,724
Pool# 649513 5.50%, 10/15/2035	315,538	341,570
Pool# 649510 5.50%, 10/15/2035	198,649	216,974
Pool# 652207 5.50%, 3/15/2036	46,719	50,363
Pool# 655519 5.00%, 5/15/2036	52,311	54,692
Pool# 652539 5.00%, 5/15/2036	23,021	24,509
Pool# 606308 5.50%, 5/15/2036	33,087	36,417
Pool# 606314 5.50%, 5/15/2036	7,683	8,281
Pool# 657912 6.50%, 8/15/2036	5,147	5,676
Pool# 697957 4.50%, 3/15/2039	1,451,341	1,534,791
Pool# 704630 5.50%, 7/15/2039	65,191	70,432
Pool# 710724 4.50%, 8/15/2039	589,388	623,284
Pool# 722292 5.00%, 9/15/2039	934,219	984,649
Pool# 782803 6.00%, 11/15/2039	443,238	484,526
Pool# 736666 4.50%, 4/15/2040	1,219,277	1,289,895
Pool# 733312 4.00%, 9/15/2040	83,795	86,728
Pool# 742235 4.00%, 12/15/2040	253,742	261,210
Pool# 755958 4.00%, 1/15/2041	213,455	220,383
Pool# 742244 4.00%, 1/15/2041	200,361	207,362
Pool# 759075 4.00%, 1/15/2041	200,318	207,802
Pool# 755959 4.00%, 1/15/2041	199,783	207,204
Pool# 753826 4.00%, 1/15/2041	85,401	88,387
Pool# 690662 4.00%, 1/15/2041	72,846	75,021

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# 719486 4.00%, 1/15/2041	$36,321	$37,543
Pool# 759207 4.00%, 2/15/2041	377,208	391,325
Pool# 757555 4.00%, 2/15/2041	45,053	46,708
Pool# 757557 4.00%, 2/15/2041	43,985	45,497
Pool# 738107 4.00%, 3/15/2041	581,057	599,400
Pool# 778869 4.00%, 2/15/2042	336,895	346,913
Pool# AD8789 3.50%, 3/15/2043	850,354	857,241
Pool# AD2254 3.50%, 3/15/2043	158,138	159,024
Pool# AA6403 3.00%, 5/15/2043	1,291,962	1,273,409
Pool# AD2411 3.50%, 5/15/2043	692,422	696,304
Pool# 784459 3.00%, 12/15/2046	714,005	699,222
Pool# 784355 4.00%, 12/15/2046	368,446	378,351
Pool# 784500 3.00%, 2/15/2047	887,000	869,003
Pool# 784458 3.50%, 12/15/2047	1,610,948	1,622,357
GNMA II Pool
Pool# 3851 5.50%, 5/20/2036	579,853	624,767
Pool# 4245 6.00%, 9/20/2038	230,804	253,537
Pool# 4559 5.00%, 10/20/2039	596,705	640,516
Pool# 4715 5.00%, 6/20/2040	151,067	163,814
Pool# 4747 5.00%, 7/20/2040	1,789,514	1,925,186
Pool# 4771 4.50%, 8/20/2040	1,589,987	1,671,088
Pool# 4802 5.00%, 9/20/2040	1,107,896	1,186,236
Pool# 4834 4.50%, 10/20/2040	379,133	398,493
Pool# 737727 4.00%, 12/20/2040	1,946,122	2,009,096
Pool# 737730 4.00%, 12/20/2040	598,872	618,162
Pool# 4923 4.50%, 1/20/2041	574,113	603,396
Pool# 4978 4.50%, 3/20/2041	86,958	91,388
Pool# 5017 4.50%, 4/20/2041	943,516	991,626
Pool# 5056 5.00%, 5/20/2041	286,171	306,141
Pool# 5082 4.50%, 6/20/2041	352,632	370,757
Pool# 5175 4.50%, 9/20/2041	380,335	400,130

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# 675523 3.50%, 3/20/2042	$380,247	$382,284
Pool# 5332 4.00%, 3/20/2042	395,268	408,747
Pool# MA0392 3.50%, 9/20/2042	1,906,047	1,928,741
Pool# MA0534 3.50%, 11/20/2042	2,755,410	2,788,217
Pool# MA0852 3.50%, 3/20/2043	1,416,573	1,433,440
Pool# MA0934 3.50%, 4/20/2043	1,311,423	1,327,038
Pool# AF1001 3.50%, 6/20/2043	924,786	930,597
Pool# MA1376 4.00%, 10/20/2043	701,557	726,653
Pool# MA2754 3.50%, 4/20/2045	716,789	721,350
Pool# MA2824 2.50%, 5/20/2045	1,023,932	974,582
Pool# MA2825 3.00%, 5/20/2045	996,912	980,925
Pool# AM4381 3.50%, 5/20/2045	1,191,970	1,197,074
Pool# MA2891 3.00%, 6/20/2045	4,644,905	4,570,414
Pool# AO1103 3.50%, 9/20/2045	1,898,011	1,908,030
Pool# AO1099 3.50%, 9/20/2045	809,744	814,025
Pool# MA3106 4.00%, 9/20/2045	380,804	393,295
Pool# MA3172 3.00%, 10/20/2045	713,151	701,713
Pool# MA3173 3.50%, 10/20/2045	524,587	527,925
Pool# MA3174 4.00%, 10/20/2045	45,840	47,344
Pool# MA3243 3.00%, 11/20/2045	1,314,900	1,293,811
Pool# MA3309 3.00%, 12/20/2045	2,325,976	2,288,672
Pool# MA3310 3.50%, 12/20/2045	284,698	286,510
Pool# MA3377 4.00%, 1/20/2046	201,295	207,900
Pool# 784119 3.00%, 2/20/2046	2,455,528	2,420,829
Pool# MA3521 3.50%, 3/20/2046	3,725,790	3,748,350
Pool# MA3522 4.00%, 3/20/2046	1,398,143	1,440,544
Pool# MA3596 3.00%, 4/20/2046	842,000	828,582
Pool# MA3597 3.50%, 4/20/2046	1,065,000	1,071,121
Pool# MA3662 3.00%, 5/20/2046	2,100,164	2,065,506
Pool# MA3735 3.00%, 6/20/2046	2,406,273	2,362,166

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# MA3736 3.50%, 6/20/2046	$6,343,200	$6,376,721
Pool# MA3802 3.00%, 7/20/2046	3,503,922	3,439,776
Pool# MA3804 4.00%, 7/20/2046	224,968	231,531
Pool# MA3873 3.00%, 8/20/2046	5,109,733	5,016,190
Pool# MA3876 4.50%, 8/20/2046	206,066	216,782
Pool# MA3936 3.00%, 9/20/2046	2,797,446	2,747,157
Pool# MA3939 4.50%, 9/20/2046	32,240	33,891
Pool# MA4004 3.50%, 10/20/2046	1,616,188	1,623,984
Pool# MA4006 4.50%, 10/20/2046	642,865	676,578
Pool# MA4070 4.00%, 11/20/2046	142,464	147,062
Pool# MA4071 4.50%, 11/20/2046	47,427	50,136
Pool# MA4126 3.00%, 12/20/2046	7,454,160	7,309,243
Pool# MA4127 3.50%, 12/20/2046	1,443,124	1,449,986
Pool# MA4196 3.50%, 1/20/2047	426,559	428,588
Pool# MA4261 3.00%, 2/20/2047	1,795,030	1,759,902
Pool# MA4262 3.50%, 2/20/2047	7,984,383	8,022,350
Pool# MA4321 3.50%, 3/20/2047	4,998,449	5,022,217
Pool# MA4382 3.50%, 4/20/2047 (b)	742,626	746,157
Pool# AZ1974 3.50%, 4/20/2047	609,794	613,081
Pool# MA4585 3.00%, 7/20/2047	1,559,963	1,528,220
Pool# BC1888 3.50%, 8/20/2047	1,025,580	1,031,119
Pool# MA4652 3.50%, 8/20/2047	825,049	828,972
Pool# MA4653 4.00%, 8/20/2047	284,899	292,260
Pool# 784408 3.50%, 10/20/2047	339,613	341,680
Pool# MA4780 4.50%, 10/20/2047	86,692	90,140
Pool# MA4837 3.50%, 11/20/2047	861,124	865,219
Pool# MA4838 4.00%, 11/20/2047	6,387,586	6,552,610
Pool# MA4900 3.50%, 12/20/2047	1,130,273	1,135,648
Pool# 784421 3.50%, 12/20/2047	471,983	474,675
Pool# MA4962 3.50%, 1/20/2048	5,550,163	5,576,555

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# MA5078 4.00%, 3/20/2048	$5,626,291	$5,771,647
Pool# 784480 3.50%, 4/20/2048	669,571	673,908
Pool# 784479 3.50%, 4/20/2048	416,185	419,504
Pool# 784481 3.50%, 4/20/2048	231,254	232,250
Pool# MA5137 4.00%, 4/20/2048	721,352	739,988
Pool# BD4034 4.00%, 4/20/2048	437,325	449,809
Pool# MA5138 4.50%, 4/20/2048	1,030,549	1,072,070
Pool# MA5192 4.00%, 5/20/2048	698,735	716,897
Pool# MA5266 5.00%, 6/20/2048	98,000	103,020
Pool# MA5331 4.50%, 7/20/2048	890,000	926,573
GNMA TBA
4.50%, 9/15/2039	575,000	597,646
4.00%, 6/15/2041	1,000,000	1,024,531
4.50%, 10/20/2041	3,000,000	3,118,151
3.50%, 4/15/2042	2,100,000	2,105,155
3.00%, 11/15/2042	1,229,000	1,202,548
2.50%, 7/15/2048	675,000	640,374
3.00%, 7/15/2048	6,711,000	6,565,638
3.50%, 7/15/2048	15,993,000	16,054,535
4.00%, 7/15/2048	12,313,000	12,619,863

Total Mortgage-Backed Securities (cost $670,155,547)		662,169,330

Municipal Bonds 0.7%
California 0.3%
Alameda County Joint Powers Authority, RB, Series A, 7.05%, 12/1/2044	100,000	143,675
Bay Area Toll Authority, RB, Series F-2, 6.26%, 4/1/2049	250,000	347,270
City of San Francisco California Public Utilities Commission Water Revenue, RB, Series B, 6.00%, 11/1/2040	100,000	125,370
Los Angeles Community College District, GO, 6.75%, 8/1/2049	300,000	436,806
Los Angeles County Public Works Financing Authority, RB, Series B, 7.62%, 8/1/2040	75,000	110,507
Los Angeles Department of Water & Power, RB, Series D, 6.57%, 7/1/2045	200,000	282,494
Los Angeles Unified School District, GO, Series RY, 6.76%, 7/1/2034	420,000	555,492
San Diego County Water Authority, RB, Series B, 6.14%, 5/1/2049	100,000	131,996

Municipal Bonds (continued)

	Principal Amount	Value

California (continued)
Santa Clara Valley Transportation Authority, RB, Series A, 5.88%, 4/1/2032	$200,000	$234,820
State of California, GO
7.55%, 4/1/2039	1,810,000	2,669,098
7.63%, 3/1/2040	425,000	626,807
University of California, RB
Series F, 5.95%, 5/15/2045	300,000	377,832
Series H, 6.55%, 5/15/2048	150,000	201,715
Series F, 6.58%, 5/15/2049	200,000	268,106
Series AQ, 4.77%, 5/15/2115	150,000	155,768

		6,667,756

Connecticut 0.0%†
State of Connecticut, GO, Series A, 5.85%, 3/15/2032	500,000	576,900

Georgia 0.0%†
Municipal Electric Authority of Georgia, Refunding, RB, Series A, 6.66%, 4/1/2057	499,000	624,474

Illinois 0.1%
Chicago Transit Authority, RB, Series A, 6.90%, 12/1/2040	300,000	390,366
State of Illinois, GO
4.95%, 6/1/2023	160,000	162,792
5.10%, 6/1/2033	1,445,000	1,367,490

		1,920,648

Massachusetts 0.0%†
Commonwealth of Massachusetts, GO, Series E, 4.20%, 12/1/2021	500,000	515,750

New Jersey 0.1%
New Jersey Economic Development Authority, RB, AGM Insured, Series B, 0.00%, 2/15/2020 (g)	650,000	617,006
New Jersey Economic Development Authority, RB, NATL-RE Insured, Series A, 7.43%, 2/15/2029	125,000	152,179
New Jersey State Turnpike Authority, RB, Series F, 7.41%, 1/1/2040	790,000	1,148,921
Rutgers-State University of New Jersey, RB, Series H, 5.67%, 5/1/2040	250,000	297,577

		2,215,683

New York 0.1%
Metropolitan Transportation Authority, RB, Series C, 7.34%, 11/15/2039	460,000	672,589
New York City Municipal Water Finance Authority, RB, Series AA, 5.44%, 6/15/2043	300,000	368,157
New York City Transitional Finance Authority, RB, Series B, 5.57%, 11/1/2038	500,000	597,080

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Bond Index Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Value

New York (continued)
New York State Dormitory Authority, State Personal Income Tax Revenue, Series F, 5.63%, 3/15/2039	$250,000	$297,772
Port Authority of New York & New Jersey, RB, 6.04%, 12/1/2029	620,000	749,233

		2,684,831

Ohio 0.0%†
American Municipal Power Inc., RB, Series E, 6.27%, 2/15/2050	165,000	210,449
JobsOhio Beverage System, RB, Series B, 4.53%, 1/1/2035	100,000	108,079
Ohio State University (The), RB, Series C, 4.91%, 6/1/2040	150,000	171,909

		490,437

South Carolina 0.0%†
South Carolina State Public Service Authority, RB, Series C, 6.45%, 1/1/2050	100,000	134,517

Texas 0.1%
Dallas Area Rapid Transit, RB, Series B, 6.00%, 12/1/2044	200,000	259,408
State of Texas, GO, Series A, 4.63%, 4/1/2033	350,000	386,592
Texas Transportation Commission, RB, Series B, 5.18%, 4/1/2030	150,000	171,192
University of Texas System, RB
Series A, 5.26%, 7/1/2039	260,000	320,856
Series C, 4.79%, 8/15/2046	200,000	226,506

		1,364,554

Washington 0.0%†
State of Washington Motor Vehicle Fuel Tax, GO, Series F, 5.14%, 8/1/2040	200,000	238,094

Total Municipal Bonds (cost $14,956,382)		17,433,644

Supranational 1.5%
Asian Development Bank
1.75%, 1/10/2020	2,000,000	1,974,358
1.63%, 5/5/2020	1,500,000	1,471,674
1.63%, 8/26/2020 (b)	500,000	488,916
1.88%, 2/18/2022	500,000	483,187
2.75%, 3/17/2023	1,000,000	993,531
Corp. Andina de Fomento, 4.38%, 6/15/2022	350,000	362,071
European Bank for Reconstruction & Development, 1.63%, 5/5/2020	2,000,000	1,962,606
European Investment Bank
1.13%, 8/15/2019	1,500,000	1,476,759
1.38%, 6/15/2020 (b)	500,000	487,579
1.63%, 8/14/2020 (b)	500,000	489,036
4.00%, 2/16/2021	500,000	514,210

Supranational (continued)

	Principal Amount	Value

2.00%, 3/15/2021 (b)	$1,000,000	$979,031
2.38%, 5/13/2021 (b)	2,000,000	1,976,280
1.38%, 9/15/2021	2,000,000	1,910,840
2.25%, 3/15/2022 (b)	500,000	488,631
2.38%, 5/24/2027 (b)	2,000,000	1,896,938
Inter-American Development Bank
1.75%, 10/15/2019	1,000,000	989,970
1.38%, 7/15/2020 (b)	750,000	731,549
2.13%, 11/9/2020	750,000	739,912
1.88%, 3/15/2021	500,000	488,698
1.75%, 4/14/2022	500,000	481,673
2.50%, 1/18/2023 (b)	2,000,000	1,969,202
6.80%, 10/15/2025	413,000	503,164
International Bank for Reconstruction & Development
1.25%, 7/26/2019	500,000	493,565
0.88%, 8/15/2019	2,500,000	2,455,100
1.13%, 11/27/2019	1,000,000	980,120
1.38%, 5/24/2021	1,000,000	962,010
2.13%, 12/13/2021	2,000,000	1,952,724
2.00%, 1/26/2022	750,000	729,018
1.63%, 2/10/2022 (b)	500,000	478,996
7.63%, 1/19/2023	973,000	1,166,197
International Finance Corp.
1.63%, 7/16/2020	500,000	489,612
1.13%, 7/20/2021 (b)	1,000,000	950,938

Total Supranational (cost $35,001,567)		34,518,095

U.S. Government Agency Securities 1.8%
FHLB
2.38%, 3/30/2020	5,000,000	4,984,770
1.88%, 11/29/2021 (b)	3,500,000	3,405,237
2.75%, 12/13/2024	1,000,000	986,725
5.50%, 7/15/2036	1,500,000	1,957,356
FHLMC
1.38%, 5/1/2020	5,000,000	4,897,095
1.13%, 8/12/2021 (b)	4,169,000	3,978,522
2.38%, 1/13/2022	6,000,000	5,921,244
6.75%, 9/15/2029	557,000	743,012
6.25%, 7/15/2032	1,245,000	1,666,266
FNMA
1.75%, 6/20/2019 (b)	500,000	496,914
1.00%, 8/28/2019 (b)	4,000,000	3,934,580
1.75%, 9/12/2019	2,000,000	1,983,810
1.25%, 8/17/2021	2,000,000	1,913,560
2.38%, 1/19/2023 (b)	2,000,000	1,963,846
6.25%, 5/15/2029 (b)	2,500,000	3,211,110
Tennessee Valley Authority, 4.88%, 01/15/2048	500,000	608,768

Total U.S. Government Agency Securities (cost $42,824,717)		42,652,815

U.S. Treasury Obligations 36.9%
U.S. Treasury Bonds
8.13%, 8/15/2019	1,900,000	2,018,750
8.00%, 11/15/2021	2,210,000	2,588,722
7.63%, 11/15/2022	2,000,000	2,403,281
6.25%, 8/15/2023	6,000,000	7,001,484

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Bond Index Fund (Continued)

U.S. Treasury Obligations (continued)

	Principal Amount	Value

6.88%, 8/15/2025	$449,000	$566,652
6.00%, 2/15/2026	4,042,000	4,922,240
6.50%, 11/15/2026	3,000,000	3,819,961
6.38%, 8/15/2027	1,000,000	1,283,594
6.13%, 11/15/2027	4,000,000	5,072,813
5.25%, 2/15/2029	200,000	243,492
5.38%, 2/15/2031 (b)	4,000,000	5,054,062
5.00%, 5/15/2037	305,000	398,228
4.38%, 2/15/2038 (b)	3,000,000	3,656,367
4.25%, 5/15/2039	1,500,000	1,809,434
4.50%, 8/15/2039	1,080,000	1,346,667
4.38%, 11/15/2039	300,000	368,461
4.63%, 2/15/2040	5,000,000	6,346,094
4.38%, 5/15/2040	1,600,000	1,968,750
3.88%, 8/15/2040	1,000,000	1,150,781
4.25%, 11/15/2040	1,400,000	1,697,555
4.75%, 2/15/2041	2,600,000	3,369,945
3.75%, 8/15/2041	8,000,000	9,057,500
3.13%, 11/15/2041	7,100,000	7,296,082
3.13%, 2/15/2042	1,000,000	1,027,539
3.00%, 5/15/2042	1,000,000	1,006,094
2.75%, 8/15/2042	5,500,000	5,292,676
2.75%, 11/15/2042	1,500,000	1,442,930
3.13%, 2/15/2043	4,750,000	4,876,357
2.88%, 5/15/2043	2,000,000	1,965,156
3.63%, 8/15/2043	2,000,000	2,229,375
3.75%, 11/15/2043	5,000,000	5,684,180
3.63%, 2/15/2044	2,500,000	2,788,965
3.38%, 5/15/2044	500,000	535,840
3.13%, 8/15/2044	5,700,000	5,852,965
3.00%, 11/15/2044	7,500,000	7,530,469
2.50%, 2/15/2045	15,800,000	14,405,773
3.00%, 5/15/2045	5,500,000	5,521,270
2.88%, 8/15/2045	7,300,000	7,154,285
3.00%, 11/15/2045	9,100,000	9,131,992
2.50%, 2/15/2046	5,000,000	4,545,898
2.50%, 5/15/2046	2,100,000	1,908,211
2.88%, 11/15/2046	5,000,000	4,895,508
3.00%, 2/15/2047	5,000,000	5,017,969
3.00%, 5/15/2047	5,500,000	5,516,113
2.75%, 8/15/2047	5,800,000	5,534,695
2.75%, 11/15/2047	4,000,000	3,816,875
3.00%, 2/15/2048 (b)	2,500,000	2,508,398
U.S. Treasury Notes
1.38%, 7/31/2019	1,000,000	989,180
3.63%, 8/15/2019	9,000,000	9,119,531
1.00%, 8/31/2019 (b)	9,000,000	8,854,102
1.25%, 8/31/2019	8,930,000	8,810,701
1.00%, 9/30/2019 (b)	10,000,000	9,824,609
1.75%, 9/30/2019	8,000,000	7,932,500
1.50%, 11/30/2019	10,500,000	10,358,496
1.75%, 11/30/2019	14,000,000	13,858,906
1.13%, 12/31/2019	3,000,000	2,940,586
1.63%, 12/31/2019	7,620,000	7,525,345
3.63%, 2/15/2020	7,480,000	7,612,069
1.25%, 2/29/2020	9,700,000	9,501,453
1.38%, 2/29/2020	6,000,000	5,889,141
1.13%, 3/31/2020	5,000,000	4,881,250
1.38%, 3/31/2020	15,000,000	14,708,203
1.38%, 4/30/2020 (b)	4,800,000	4,701,750
3.50%, 5/15/2020	19,400,000	19,741,016

U.S. Treasury Obligations (continued)

	Principal Amount	Value

1.88%, 6/30/2020	$1,000,000	$987,148
1.50%, 7/15/2020 (b)	8,000,000	7,834,375
1.63%, 7/31/2020	5,000,000	4,905,859
2.00%, 7/31/2020	7,000,000	6,921,523
2.63%, 8/15/2020	4,710,000	4,716,071
1.38%, 8/31/2020	5,000,000	4,875,781
2.00%, 9/30/2020	5,000,000	4,937,891
1.38%, 10/31/2020	5,000,000	4,864,063
1.75%, 10/31/2020	6,000,000	5,887,734
2.63%, 11/15/2020	15,300,000	15,314,941
2.00%, 11/30/2020	1,000,000	986,328
1.88%, 12/15/2020 (b)	12,000,000	11,798,437
1.75%, 12/31/2020	9,100,000	8,915,512
2.38%, 12/31/2020	1,000,000	994,805
1.38%, 1/31/2021	4,000,000	3,877,969
2.13%, 1/31/2021	5,000,000	4,940,430
3.63%, 2/15/2021	9,000,000	9,229,570
1.25%, 3/31/2021	5,000,000	4,820,703
2.25%, 4/30/2021	12,000,000	11,880,000
3.13%, 5/15/2021	6,000,000	6,082,734
1.38%, 5/31/2021	3,000,000	2,895,117
2.25%, 7/31/2021 (b)	8,200,000	8,107,109
2.13%, 8/15/2021	1,500,000	1,476,797
1.13%, 9/30/2021	5,000,000	4,763,867
2.13%, 9/30/2021	7,000,000	6,886,250
1.25%, 10/31/2021	5,000,000	4,776,953
2.00%, 11/15/2021	6,000,000	5,874,141
1.88%, 11/30/2021	4,000,000	3,898,281
2.00%, 12/31/2021	9,500,000	9,289,219
1.50%, 1/31/2022	5,000,000	4,799,805
1.75%, 2/28/2022	3,000,000	2,902,852
1.88%, 2/28/2022	18,000,000	17,497,969
1.75%, 3/31/2022 (b)	26,500,000	25,622,188
1.75%, 4/30/2022	7,000,000	6,760,742
1.88%, 4/30/2022	2,500,000	2,425,879
1.75%, 5/15/2022	4,000,000	3,862,031
1.75%, 5/31/2022	10,000,000	9,649,609
2.13%, 6/30/2022	11,500,000	11,251,582
2.00%, 7/31/2022	10,500,000	10,215,352
1.88%, 8/31/2022	10,000,000	9,673,828
1.75%, 9/30/2022	22,500,000	21,641,309
1.88%, 10/31/2022	6,000,000	5,795,625
2.00%, 10/31/2022	5,000,000	4,854,883
1.63%, 11/15/2022	1,300,000	1,241,906
2.00%, 11/30/2022	8,500,000	8,249,648
2.13%, 12/31/2022	5,500,000	5,361,855
1.75%, 1/31/2023	7,600,000	7,282,641
2.00%, 2/15/2023	6,000,000	5,812,734
1.50%, 2/28/2023	7,000,000	6,626,758
2.63%, 2/28/2023	5,000,000	4,979,883
1.50%, 3/31/2023	8,500,000	8,038,809
2.75%, 4/30/2023 (b)	5,000,000	5,004,883
1.75%, 5/15/2023	5,000,000	4,776,758
1.63%, 5/31/2023	2,000,000	1,898,750
1.38%, 9/30/2023	3,500,000	3,264,434
2.75%, 11/15/2023	5,000,000	4,998,047
2.13%, 11/30/2023	8,500,000	8,227,734
2.75%, 2/15/2024	2,500,000	2,496,680
2.50%, 5/15/2024	7,000,000	6,890,078
2.00%, 5/31/2024	3,800,000	3,637,016
2.13%, 7/31/2024	6,500,000	6,256,504

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Bond Index Fund (Continued)

U.S. Treasury Obligations (continued)

	Principal Amount	Value

2.38%, 8/15/2024	$24,353,000	$23,773,665
2.13%, 9/30/2024	4,000,000	3,845,312
2.25%, 11/15/2024	550,000	532,168
2.13%, 11/30/2024	3,800,000	3,648,742
2.00%, 2/15/2025	4,200,000	3,994,430
2.13%, 5/15/2025	8,300,000	7,942,387
2.00%, 8/15/2025	21,000,000	19,892,578
2.25%, 11/15/2025	8,500,000	8,174,941
1.63%, 2/15/2026	8,500,000	7,798,086
1.63%, 5/15/2026	3,000,000	2,744,180
1.50%, 8/15/2026	6,000,000	5,418,750
2.25%, 2/15/2027	11,200,000	10,687,687
2.38%, 5/15/2027	10,700,000	10,304,184
2.25%, 8/15/2027	10,000,000	9,517,578
2.25%, 11/15/2027	2,000,000	1,901,172
2.75%, 2/15/2028	9,000,000	8,923,009

Total U.S. Treasury Obligations (cost $880,760,766)		864,716,535

Short-Term Investment 2.7%

	Shares

Investment Company 2.7%
Fidelity Investments Money Market Prime Money Market Portfolio —Institutional Class, 2.07% (h)	63,562,396	63,587,821

Total Short-Term Investment (cost $63,587,744)		63,587,821

Repurchase Agreements 2.2%

	Principal Amount

ML Pierce Fenner & Smith, Inc. 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $5,741,191, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $5,854,980. (i)(j)	$5,740,177	5,740,177
NatWest Markets Securities, Inc. 1.90%, dated 6/27/2018, due 7/3/2018, repurchase price $10,003,167, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.63%, maturing 3/31/2020 - 8/15/2043; total market value $10,200,180. (i)(j)	10,000,000	10,000,000
Nomura Securities International, Inc. 2.10%, dated 6/29/2018, due 7/2/2018, repurchase price $22,003,850, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 8.00%, maturing 7/31/2018 - 8/15/2047; total market value $22,440,001. (i)(j)	22,000,000	22,000,000

Repurchase Agreements (continued)

	Principal Amount	Value

Pershing LLC 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $14,002,404, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 11.50%, maturing 7/25/2019 - 4/20/2068; total market value $14,280,000. (i)(j)	$14,000,000	$14,000,000

Total Repurchase Agreements (cost $51,740,177)		51,740,177

Total Investments before TBA Sale Commitments (cost $ 2,475,933,712) — 104.2%		2,442,462,685

TBA Sale Commitments 0.0%†
Mortgage-Backed Securities
FHLMC TBA
2.50%, 12/15/2044	(175,000)	(163,666)

Total TBA Sale Commitment (cost $(162,709))		(163,666)

Liabilities in excess of other assets — (4.2)%		(98,790,226)

NET ASSETS — 100.0%		$2,343,508,793

(a)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 7 for further information. The interest rate shown was the current rate as of June 30, 2018.

(b)

The security or a portion of this security is on loan at June 30, 2018. The total value of securities on loan at June 30, 2018 was $135,165,994, which was collateralized by cash used to purchase repurchase agreements with a total value of $51,740,177 and by $87,405,007 of collateral in the form of U.S Government Treasury Securities, interest rates ranging from 0.00% - 8.75%, and maturity dates ranging from 7/26/2018 - 5/15/2048, a total value of $139,145,184.

(c)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at June 30, 2018.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of June 30, 2018.

(e)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at June 30, 2018 was $9,909,084 which represents 0.42% of net assets.

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Bond Index Fund (Continued)

(f)	Investment in affiliate.

(g)	Zero Coupon Security. Debt security that pays no cash income but is sold at substantial discount from its value at maturity.

(h)	Represents 7-day effective yield as of June 30, 2018.

(i)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2018 was $51,740,177.

(j)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

ACES	Alternative Credit Enhancement Services

AGM	Assured Guaranty Municipal Corp.

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

NATL	National Public Finance Guarantee Corp.

RB	Revenue Bond

RE	Reinsured

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

TBA	To Be Announced; Security is subject to delayed delivery

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT Bond Index Fund
Assets:
Investment securities of affiliated issuers, at value (cost $65,251)	$115,500
Investment securities of unaffiliated issuers, at value* (cost $2,424,128,284)	2,390,607,008
Repurchase agreements, at value (cost $51,740,177)	51,740,177
Cash	67,527,082
Interest and dividends receivable	14,365,122
Security lending income receivable	13,027
Receivable for investments sold	43,285,175
Receivable for capital shares issued	228,587
Prepaid expenses	12,461

Total Assets	2,567,894,139

Liabilities:
Payable for investments purchased	165,951,057
Payable for capital shares redeemed	6,015,440
TBA Sale Commitments, at value (proceeds $162,709)	163,666
Payable upon return of securities loaned (Note 2)	51,740,177
Accrued expenses and other payables:
Investment advisory fees	349,608
Fund administration fees	68,552
Administrative servicing fees	29,948
Accounting and transfer agent fees	10,212
Trustee fees	809
Custodian fees	13,370
Compliance program costs (Note 3)	2,167
Professional fees	28,854
Printing fees	6,062
Other	5,424

Total Liabilities	224,385,346

Net Assets	$2,343,508,793

Represented by:
Capital	$2,351,287,059
Accumulated undistributed net investment income	34,016,089
Accumulated net realized losses from investment securities of affiliated and unaffiliated issuers and short positions in securities	(8,322,371)
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	50,249
Net unrealized appreciation/(depreciation) in investment securities of unaffiliated issuers	(33,521,276)
Net unrealized appreciation/(depreciation) from TBA Sale Commitments	(957)

Net Assets	$2,343,508,793

*	Includes value of securities on loan of $135,165,994 (Note 2).

Statement of Assets and Liabilities (Continued)

June 30, 2018 (Unaudited)

NVIT Bond Index Fund
Net Assets:
Class I Shares	$255,887,440
Class Y Shares	2,087,621,353

Total	$2,343,508,793

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	25,035,351
Class Y Shares	203,768,942

Total	228,804,293

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.22
Class Y Shares	$10.25

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT Bond Index Fund
INVESTMENT INCOME:
Interest income from unaffiliated issuers	$30,830,565
Dividend income from unaffiliated issuers	1,152,327
Income from securities lending (Note 2)	119,559
Interest income from affiliated issuers	3,529

Total Income	32,105,980

EXPENSES:
Investment advisory fees	2,112,223
Fund administration fees	331,535
Administrative servicing fees Class I Shares	192,180
Professional fees	73,210
Printing fees	8,044
Trustee fees	36,252
Custodian fees	43,787
Accounting and transfer agent fees	28,605
Compliance program costs (Note 3)	4,591
Other	23,330

Total Expenses	2,853,757

NET INVESTMENT INCOME	29,252,223

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities of unaffiliated issuers	(9,428,493)
Closed short positions in securities (Note 2)	4,867

Net realized losses	(9,423,626)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	(2,324)
Investment securities of unaffiliated issuers	(62,674,584)
TBA Sale Commitments	(1,193)

Net change in unrealized appreciation/depreciation	(62,678,101)

Net realized/unrealized losses	(72,101,727)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(42,849,504)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	NVIT Bond Index Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$29,252,223	$52,361,002
Net realized gains (losses)	(9,423,626)	4,423,085
Net change in unrealized appreciation/depreciation	(62,678,101)	17,656,420

Change in net assets resulting from operations	(42,849,504)	74,440,507

Distributions to Shareholders From:
Net investment income:
Class I	–	(5,622,788)
Class Y	–	(49,511,025)
Net realized gains:
Class I	–	(332,806)
Class Y	–	(3,234,323)

Change in net assets from shareholder distributions	–	(58,700,942)

Change in net assets from capital transactions	(12,176,690)	127,566,103

Change in net assets	(55,026,194)	143,305,668

Net Assets:
Beginning of period	2,398,534,987	2,255,229,319

End of period	$2,343,508,793	$2,398,534,987

Accumulated undistributed net investment income at end of period	$34,016,089	$4,763,866

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$32,927,038	$117,950,818
Dividends reinvested	–	5,955,594
Cost of shares redeemed	(24,458,926)	(36,849,744)

Total Class I Shares	8,468,112	87,056,668

Class Y Shares
Proceeds from shares issued	73,051,743	142,874,305
Dividends reinvested	–	52,745,348
Cost of shares redeemed	(93,696,545)	(155,110,218)

Total Class Y Shares	(20,644,802)	40,509,435

Change in net assets from capital transactions	$(12,176,690)	$127,566,103

SHARE TRANSACTIONS:
Class I Shares
Issued	3,211,596	11,170,977
Reinvested	–	569,745
Redeemed	(2,390,438)	(3,518,976)

Total Class I Shares	821,158	8,221,746

Class Y Shares
Issued	7,157,536	13,587,818
Reinvested	–	5,034,718
Redeemed	(9,156,042)	(14,687,849)

Total Class Y Shares	(1,998,506)	3,934,687

Total change in shares	(1,177,348)	12,156,433

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Bond Index Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (b)(e)
Class I Shares
Six Months Ended June 30, 2018 (Unaudited)	$10.41	0.12	(0.31)	(0.19)	–	–	–	$10.22	(1.83%)	$255,887,440	0.38%	2.37%	0.38%	96.45%
Year Ended December 31, 2017	$10.34	0.22	0.11	0.33	(0.24)	(0.02)	(0.26)	$10.41	3.12%	$252,173,721	0.38%	2.13%	0.38%	204.04%
Year Ended December 31, 2016	$10.37	0.22	0.01	0.23	(0.24)	(0.02)	(0.26)	$10.34	2.26%	$165,391,094	0.38%	2.03%	0.38%	167.32%
Year Ended December 31, 2015	$10.69	0.21	(0.20)	0.01	(0.21)	(0.12)	(0.33)	$10.37	0.14%	$138,704,554	0.38%	1.96%	0.38%	283.08%
Period Ended December 31, 2014 (f)	$10.63	0.15	0.18	0.33	(0.27)	–	(0.27)	$10.69	3.07%	$58,120,434	0.37%	2.01%	0.37%	288.75%

Class Y Shares
Six Months Ended June 30, 2018 (Unaudited)	$10.43	0.13	(0.31)	(0.18)	–	–	–	$10.25	(1.73%)	$2,087,621,353	0.23%	2.52%	0.23%	96.45%
Year Ended December 31, 2017	$10.35	0.24	0.11	0.35	(0.25)	(0.02)	(0.27)	$10.43	3.33%	$2,146,361,266	0.23%	2.28%	0.23%	204.04%
Year Ended December 31, 2016	$10.38	0.23	0.02	0.25	(0.26)	(0.02)	(0.28)	$10.35	2.40%	$2,089,838,225	0.23%	2.18%	0.23%	167.32%
Year Ended December 31, 2015	$10.69	0.23	(0.20)	0.03	(0.22)	(0.12)	(0.34)	$10.38	0.35%	$2,188,545,481	0.23%	2.11%	0.23%	283.08%
Year Ended December 31, 2014	$10.35	0.24	0.37	0.61	(0.27)	–	(0.27)	$10.69	5.88%	$1,931,010,828	0.23%	2.21%	0.23%	288.75%
Year Ended December 31, 2013	$10.89	0.24	(0.50)	(0.26)	(0.25)	(0.03)	(0.28)	$10.35	(2.38%)	$2,239,759,235	0.23%	2.22%	0.23%	226.92%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

June 30, 2018 (Unaudited)

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Bond Index Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, other unaffiliated insurance companies, and other series of the Trust that operate as a fund-of-funds, such as the NVIT Investor Destinations Funds.

The Fund currently offers Class I and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company and are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$8,281,543	$—	$8,281,543
Commercial Mortgage-Backed Securities	—	46,394,885	—	46,394,885
Corporate Bonds	—	613,727,958	—	613,727,958
Foreign Government Securities	—	37,239,882	—	37,239,882
Mortgage-Backed Securities	—	662,169,330	—	662,169,330
Municipal Bonds	—	17,433,644	—	17,433,644
Repurchase Agreements	—	51,740,177	—	51,740,177
Short-Term Investment	63,587,821	—	—	63,587,821
Supranational	—	34,518,095	—	34,518,095
U.S. Government Agency Securities	—	42,652,815	—	42,652,815
U.S. Treasury Obligations	—	864,716,535	—	864,716,535
Total Assets	$63,587,821	$2,378,874,864	$—	$2,442,462,685
Liabilities:
Mortgage-Backed Securities	$—	$(163,666)	$—	$(163,666)
Total Liabilities	$—	$(163,666)	$—	$(163,666)
Total	$63,587,821	$2,378,711,198	$—	$2,442,299,019

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	TBA

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions. TBAs involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to the settlement date. TBAs are valued at the bid evaluation price as provided by an independent pricing service approved by the Board.

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

(c)	Securities Lending

During the six months ended June 30, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2018, were $51,740,177, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

(d)	Joint Repurchase Agreements

During the six months ended June 30, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2018, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc., 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,833, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $357,000,000.

NatWest Markets Securities, Inc., 1.90%, dated 6/27/2018, due 7/3/2018, repurchase price $225,071,250, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.63%, maturing 3/31/2020 - 8/15/2043; total market value $229,504,042.

Nomura Securities International, Inc., 2.10%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,250, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 8.00%, maturing 7/31/2018 - 8/15/2047; total market value $357,000,008.

Pershing LLC, 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $450,077,250, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 11.50%, maturing 7/25/2019 - 4/20/2068; total market value $459,000,001.

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

At June 30, 2018, the Fund’s investment in the joint repos were subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$5,740,177	$—	$5,740,177	$(5,740,177)	$—
NatWest Markets Securities, Inc.	10,000,000	—	10,000,000	(10,000,000)	$—
Nomura Securities International, Inc.	22,000,000	—	22,000,000	(22,000,000)	$—
Pershing LLC	14,000,000	—	14,000,000	(14,000,000)	$—
Total	$51,740,177	$—	$51,740,177	$(51,740,177)	$—

Amounts designated as “—” are zero.

*

At June 30, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.195%
$1.5 billion up to $3 billion	0.155%
$3 billion and more	0.145%

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate was 0.18%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, including acquired fund fees and expenses, (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.29% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $331,535 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $4,591.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I.

For the six months ended June 30, 2018, the effective rate for administrative service fee was 0.15% for Class I shares, for a total amount of $192,180.

4. Investment in Affiliated Issuers

The Fund invests in an affiliated issuer. The Fund’s transactions in the shares of the affiliated issuer during the six months ended June 30, 2018 were as follows:

Security Description	Shares/ Principal at June 30, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Amortization (a) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value June 30, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Financial Services, Inc.	$105,000	117,600	—	—	—	224	(2,324)	115,500	3,529	—

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Amortization is included in Dividend/Interest Income.

5. Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

6. Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $2,277,684,765 and sales of $2,245,776,870 (excluding short-term securities). These figures include purchases and sales of long-term U.S. Government securities, if any.

For the six months ended June 30, 2018, the Fund had purchases of $103,470,189 and sales of $103,198,596 of U.S. Government securities (excluding short-term securities).

7. Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Variable Rate Securities

Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal National Mortgage Association Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie Macs”), but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Stripped Mortgage Securities — Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

TBA Commitments

TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. When entering into TBA commitments, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Other

The Trust, along with certain funds in NMF, invests through an omnibus account at the Funds’ custodian, JPMorgan, any un-invested cash on a daily basis in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class are neither guaranteed nor insured, and shares of Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class may decline in value, causing losses to the Trust.

8. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9. New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

10. Federal Tax Information

As of June 30, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,475,918,438	$21,222,392	$(54,841,811)	$(33,619,419)

11. Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit and Interfund Lending”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

Supplemental Information

June 30, 2018 (Unaudited)

NVIT Bond Index Fund

NVIT International Index Fund

NVIT Mid Cap Index Fund

NVIT S&P 500 Index Fund

NVIT Small Cap Index Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the
Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds and expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the Broadridge peer group provided an appropriate comparison.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the Board materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during a telephonic meeting in advance of the March 2018 meeting and during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to the Index Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic, and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

The Trustees noted that the performance of each Index Fund for the three-year period ending August 31, 2017 (before expenses and exclusive of securities lending revenue), other than NVIT S&P 500 Index Fund and NVIT Bond Index Fund, was equal to or exceeded that of its benchmark index. With respect to the NVIT S&P 500 Index Fund and NVIT Bond Index Fund, the Trustees considered the Adviser’s statements that each Fund’s performance was adversely affected by the effect of cash flows into and out of each Fund, and that the difference between each Fund’s performance and the performance of its benchmark index appeared to be within an acceptable range. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s performance

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

generally supported a recommendation to continue the Advisory Agreements.

The Trustees also considered that the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) was ranked within the first quintile of each Fund’s Broadridge expense group (other than NVIT Mid Cap Index Fund whose actual advisory fee was in the second quintile). After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s levels of expense generally supported a recommendation to continue the Fund’s Advisory Agreements.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that each Fund’s advisory fee rate schedule is subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements.

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

Semiannual Report

June 30, 2018 (Unaudited)

NVIT Government Bond Fund

SAR-GB 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT Government Bond Fund

Asset Allocation†

U.S. Government Agency Securities	33.7%
Mortgage-Backed Securities	32.0%
Collateralized Mortgage Obligations	12.5%
U.S. Treasury Obligations	10.4%
Corporate Bonds	6.3%
Foreign Government Securities	4.0%
Futures††	0.0%
Other assets in excess of liabilities	1.1%
100.0%

Top Holdings†††

FHLMC, 4.00%, 2/1/2048	7.8%
Tennessee Valley Authority, 7.13%, 5/1/2030	7.4%
FNMA, 2.50%, 9/25/2042	7.0%
FFCB, 2.43%, 9/13/2027	5.4%
FHLMC, 4.00%, 5/1/2048	5.0%
FHLMC, 4.00%, 1/1/2048	4.9%
FFCB, 2.54%, 4/5/2021	3.9%
FHLB, 1.63%, 6/14/2019	3.9%
Private Export Funding Corp., 3.25%, 6/15/2025	3.7%
U.S. Treasury Notes, 2.00%, 11/30/2022	3.0%
Other Holdings	48.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2018.

3

Shareholder Expense Example	NVIT Government Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Government Bond Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)
Class I Shares	Actual	(b)	1,000.00	984.10	3.44	0.70
	Hypothetical	(b)(c)	1,000.00	1,021.32	3.51	0.70
Class II Shares	Actual	(b)	1,000.00	983.10	4.67	0.95
	Hypothetical	(b)(c)	1,000.00	1,020.08	4.76	0.95
Class IV Shares	Actual	(b)	1,000.00	984.10	3.44	0.70
	Hypothetical	(b)(c)	1,000.00	1,021.32	3.51	0.70
Class Y Shares	Actual	(b)	1,000.00	986.00	2.66	0.54
	Hypothetical	(b)(c)	1,000.00	1,022.12	2.71	0.54

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT Government Bond Fund

Collateralized Mortgage Obligations 12.5%

	Principal Amount	Value

FHLMC REMICS
Series 2985, Class JR, 4.50%, 6/15/2025	$3,712,313	$3,846,609
Series 2922, Class GA, 5.50%, 5/15/2034	545,024	556,288
FNMA REMICS
Series 2003-64, Class HQ, 5.00%, 7/25/2023	1,282,493	1,325,568
Series 1993-149, Class M, 7.00%, 8/25/2023	315,964	337,051
Series 2005-40, Class YG, 5.00%, 5/25/2025	3,548,131	3,683,057
Series 2015-92, Class PA, 2.50%, 12/25/2041	7,088,857	6,833,912
Series 2013-59, Class MX, 2.50%, 9/25/2042	27,697,988	26,826,521
Series 2015-88, Class JA, 2.50%, 12/25/2045	5,488,404	5,279,672

Total Collateralized Mortgage Obligations (cost $50,235,304)		48,688,678

Corporate Bonds 6.3%
Diversified Financial Services 6.3%
Private Export Funding Corp.,
Series II, 2.05%, 11/15/2022	5,000,000	4,834,000
Series GG, 2.45%, 7/15/2024	5,500,000	5,332,575
Series NN, 3.25%, 6/15/2025	14,000,000	14,122,654

Total Corporate Bonds (cost $24,365,348)		24,289,229

Foreign Government Securities 4.0%
UNITED STATES 4.0%
Iraq Government AID Bond, 2.15%, 1/18/2022	10,000,000	9,799,880
Ukraine Government AID Bond, 1.47%, 9/29/2021	6,000,000	5,759,898

Total Foreign Government Securities (cost $16,000,000)		15,559,778

Mortgage-Backed Securities 32.0%
FHLMC Gold Pool
Pool# V83452 4.00%, 9/1/2047	10,881,987	11,102,397
Pool# V83909 4.00%, 1/1/2048	18,471,409	18,847,629
Pool# Q54414 4.00%, 2/1/2048	29,573,783	30,160,865
Pool# G08814 4.00%, 5/1/2048	18,847,057	19,227,332
FHLMC Non Gold Pool Pool# 847558, 4.47%, 6/1/2035 (a)	1,810,687	1,939,287
FNMA Pool
Pool# 462260 5.60%, 9/1/2018	2,386,005	2,381,726

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# 874142 5.56%, 12/1/2021	$10,398,660	$11,071,257
Pool# 745684 3.55%, 4/1/2034 (a)	3,324,899	3,484,230
Pool# 790760 3.35%, 9/1/2034 (a)	1,471,812	1,543,975
Pool# 799144 3.58%, 4/1/2035 (a)	641,962	677,112
Pool# 822705 4.02%, 4/1/2035 (a)	417,698	436,710
Pool# 815217 4.09%, 5/1/2035 (a)	965,580	1,003,445
Pool# 783609 4.15%, 5/1/2035 (a)	648,741	681,490
Pool# 821377 4.22%, 5/1/2035 (a)	975,837	1,014,774
Pool# 826181 3.37%, 7/1/2035 (a)	1,448,453	1,513,760
Pool# 873932 6.31%, 8/1/2036	6,919,712	7,417,488
Pool# 745866 3.24%, 9/1/2036 (a)	4,847,217	5,099,817
GNMA I Pool
Pool# 748484 3.50%, 8/15/2025	186,060	190,362
Pool# 682492 3.50%, 10/15/2025	614,621	628,834
Pool# 719433 3.50%, 10/15/2025	409,929	419,408
Pool# 733504 3.50%, 11/15/2025	710,676	727,110
Pool# 682497 3.50%, 11/15/2025	695,669	711,777
Pool# 749618 3.50%, 11/15/2025	538,034	550,476
Pool# 740930 3.50%, 11/15/2025	348,476	356,535
Pool# 750403 3.50%, 11/15/2025	177,091	181,187
Pool# 742371 3.50%, 11/15/2025	151,133	154,628
Pool# 705178 3.50%, 11/15/2025	107,379	109,862
Pool# 755650 3.50%, 12/15/2025	2,045,282	2,092,579
Pool# 682502 3.50%, 12/15/2025	796,601	815,023

Total Mortgage-Backed Securities (cost $122,734,454)		124,541,075

U.S. Government Agency Securities 33.7%
FFCB 2.54%, 4/5/2021	15,000,000	14,935,095
2.75%, 11/6/2026	2,000,000	1,937,976
2.43%, 9/13/2027	22,000,000	20,568,680
3.19%, 3/9/2033	2,475,000	2,391,872
FHLB 1.88%, 3/8/2019	10,000,000	9,973,520

5

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Government Bond Fund (Continued)

U.S. Government Agency Securities (continued)

	Principal Amount	Value

1.63%, 6/14/2019	$15,000,000	$14,891,130
1.88%, 3/13/2020	10,000,000	9,887,510
2.75%, 12/11/2026	11,500,000	11,096,971
3.00%, 12/11/2026	10,000,000	9,885,470
Tennessee Valley Authority 2.25%, 3/15/2020	7,000,000	6,959,134
7.13%, 5/1/2030 (b)	20,721,000	28,500,886

Total U.S. Government Agency Securities (cost $133,501,106)		131,028,244

U.S. Treasury Obligations 10.4%
U.S. Treasury Bonds, 3.13%, 11/15/2041	7,100,000	7,296,082
U.S. Treasury Notes 1.88%, 3/31/2022	3,250,000	3,156,689
1.88%, 4/30/2022	7,000,000	6,792,461
2.00%, 11/30/2022	12,000,000	11,646,563
2.13%, 12/31/2022 (c)	10,750,000	10,479,990
2.38%, 8/15/2024	1,000,000	976,211

Total U.S. Treasury Obligations (cost $41,698,940)		40,347,996

Total Investments (cost $388,535,152) — 98.9%		384,455,000

Other assets in excess of liabilities — 1.1%		4,426,875

NET ASSETS — 100.0%		$388,881,875

(a)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of June 30, 2018.

(b)

The security or a portion of this security is on loan at June 30, 2018. The total value of securities on loan at June 30, 2018 was $6,877,295, which was collateralized by $7,077,455 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 6.38% and maturity dates ranging from 2/28/2019 - 2/15/2048.

(c)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

AID	Agency for International Development

FFCB	Federal Farm Credit Bank

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

REMICS	Real Estate Mortgage Investment Conduits

Futures contracts outstanding as of June 30, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
U.S. Treasury Long Bond	96	9/2018	USD	13,920,000	(245)
U.S. Treasury Ultra Bond	91	9/2018	USD	14,520,188	3,065

					2,820

Short Contracts
U.S. Treasury 10 Year Ultra Note	(108)	9/2018	USD	(13,849,313)	(1,119)
U.S. Treasury 5 Year Note	(66)	9/2018	USD	(7,498,734)	25,613

					24,494

					27,314

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

6

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT Government Bond Fund
Assets:
Investment securities, at value* (cost $388,535,152)	$384,455,000
Cash	2,820,991
Interest receivable	1,602,345
Security lending income receivable	120
Receivable for investments sold	11,110
Receivable for capital shares issued	27,701
Receivable for variation margin on futures contracts	352,723
Prepaid expenses	2,107

Total Assets	389,272,097

Liabilities:
Payable for capital shares redeemed	113,043
Accrued expenses and other payables:
Investment advisory fees	151,747
Fund administration fees	20,583
Distribution fees	558
Administrative servicing fees	65,518
Accounting and transfer agent fees	654
Trustee fees	277
Custodian fees	3,729
Compliance program costs (Note 3)	379
Professional fees	15,510
Printing fees	11,620
Other	6,604

Total Liabilities	390,222

Net Assets	$388,881,875

Represented by:
Capital	$403,741,604
Accumulated undistributed net investment income	4,755,139
Accumulated net realized losses from investment securities and futures contracts	(15,562,030)
Net unrealized appreciation/(depreciation) in investment securities	(4,080,152)
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	27,314

Net Assets	$388,881,875

*	Includes value of securities on Loan of $6,877,295 (Note 2)

7

Statement of Assets and Liabilities (Continued)

June 30, 2018 (Unaudited)

NVIT Government Bond Fund
Net Assets:
Class I Shares	$373,150,468
Class II Shares	2,752,696
Class IV Shares	12,970,284
Class Y Shares	8,427

Total	$388,881,875

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	35,409,568
Class II Shares	262,223
Class IV Shares	1,231,547
Class Y Shares	799

Total	36,904,137

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.54
Class II Shares	$10.50
Class IV Shares	$10.53
Class Y Shares	$10.55

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT Government Bond Fund
INVESTMENT INCOME:
Interest income	$5,457,427
Income from securities lending (Note 2)	12,501

Total Income	5,469,928

EXPENSES:
Investment advisory fees	971,654
Fund administration fees	82,982
Distribution fees Class II Shares	3,302
Administrative servicing fees Class I Shares	285,492
Administrative servicing fees Class II Shares	1,981
Administrative servicing fees Class IV Shares	9,571
Professional fees	22,549
Printing fees	15,367
Trustee fees	6,221
Custodian fees	8,982
Accounting and transfer agent fees	1,548
Compliance program costs (Note 3)	784
Other	6,081

Total expenses before fees waived	1,416,514

Investment advisory fees waived (Note 3)	(29,708)

Net Expenses	1,386,806

NET INVESTMENT INCOME	4,083,122

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	(3,085,187)
Expiration or closing of futures contracts (Note 2)	757,805

Net realized losses	(2,327,382)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(8,326,569)
Futures contracts (Note 2)	27,314

Net change in unrealized appreciation/depreciation	(8,299,255)

Net realized/unrealized losses	(10,626,637)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,543,515)

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	NVIT Government Bond Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$4,083,122	$8,383,413
Net realized losses	(2,327,382)	(1,129,290)
Net change in unrealized appreciation/depreciation	(8,299,255)	1,754,224

Change in net assets resulting from operations	(6,543,515)	9,008,347

Distributions to Shareholders From:
Net investment income:
Class I	–	(8,644,950)
Class II	–	(50,134)
Class IV	–	(283,171)
Class Y	–	(242)

Change in net assets from shareholder distributions	–	(8,978,497)

Change in net assets from capital transactions	(19,436,338)	(33,593,370)

Change in net assets	(25,979,853)	(33,563,520)

Net Assets:
Beginning of period	414,861,728	448,425,248

End of period	$388,881,875	$414,861,728

Accumulated undistributed net investment income at end of period	$4,755,139	$672,017

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$14,448,118	$49,053,466
Dividends reinvested	–	8,644,950
Cost of shares redeemed	(33,756,895)	(90,729,353)

Total Class I Shares	(19,308,777)	(33,030,937)

Class II Shares
Proceeds from shares issued	353,656	848,659
Dividends reinvested	–	50,134
Cost of shares redeemed	(269,517)	(764,176)

Total Class II Shares	84,139	134,617

Class IV Shares
Proceeds from shares issued	590,193	998,660
Dividends reinvested	–	283,171
Cost of shares redeemed	(799,893)	(1,979,123)

Total Class IV Shares	(209,700)	(697,292)

Class Y Shares
Proceeds from shares issued	–	–
Dividends reinvested	–	242
Cost of shares redeemed	(2,000)	–

Total Class Y Shares	(2,000)	242

Change in net assets from capital transactions	$(19,436,338)	$(33,593,370)

10

Statements of Changes in Net Assets (Continued)

	NVIT Government Bond Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	1,370,132	4,525,802
Reinvested	–	804,108
Redeemed	(3,208,996)	(8,365,325)

Total Class I Shares	(1,838,864)	(3,035,415)

Class II Shares
Issued	33,708	78,559
Reinvested	–	4,671
Redeemed	(25,608)	(70,529)

Total Class II Shares	8,100	12,701

Class IV Shares
Issued	56,085	92,281
Reinvested	–	26,343
Redeemed	(76,044)	(182,870)

Total Class IV Shares	(19,959)	(64,246)

Class Y Shares
Issued	–	–
Reinvested	–	23
Redeemed	(189)	–

Total Class Y Shares	(189)	23

Total change in shares	(1,850,912)	(3,086,937)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

11

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Government Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Six Months Ended June 30, 2018 (Unaudited)	$10.71	0.11	(0.28)	(0.17)	–	–	–	$10.54	(1.59%	)	$373,150,475	0.70%	2.06%	0.71%	31.16%
Year Ended December 31, 2017	$10.72	0.21	0.01	0.22	(0.23)	–	(0.23)	$10.71	2.08%		$398,748,423	0.69%	1.93%	0.71%	46.88%
Year Ended December 31, 2016	$10.86	0.20	(0.12)	0.08	(0.22)	–	(0.22)	$10.72	0.74%		$431,740,671	0.69%	1.79%	0.70%	32.76%
Year Ended December 31, 2015	$11.07	0.18	(0.19)	(0.01)	(0.20)	–	(0.20)	$10.86	(0.11%	)	$466,960,399	0.68%	1.62%	0.70%	18.76%
Year Ended December 31, 2014	$10.80	0.19	0.30	0.49	(0.22)	–	(0.22)	$11.07	4.57%		$527,959,510	0.68%	1.72%	0.69%	53.61%
Year Ended December 31, 2013	$11.63	0.18	(0.65)	(0.47)	(0.23)	(0.13)	(0.36)	$10.80	(4.06%	)	$594,823,790	0.68%	1.62%	0.69%	108.42%

Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$10.68	0.09	(0.27)	(0.18)	–	–	–	$10.50	(1.69%	)	$2,752,696	0.95%	1.82%	0.96%	31.16%
Year Ended December 31, 2017	$10.69	0.18	0.02	0.20	(0.21)	–	(0.21)	$10.68	1.83%		$2,713,275	0.94%	1.67%	0.96%	46.88%
Year Ended December 31, 2016	$10.83	0.17	(0.12)	0.05	(0.19)	–	(0.19)	$10.69	0.48%		$2,580,784	0.94%	1.55%	0.95%	32.76%
Year Ended December 31, 2015	$11.04	0.15	(0.19)	(0.04)	(0.17)	–	(0.17)	$10.83	(0.37%	)	$2,349,620	0.93%	1.36%	0.94%	18.76%
Year Ended December 31, 2014	$10.77	0.16	0.30	0.46	(0.19)	–	(0.19)	$11.04	4.31%		$2,920,423	0.93%	1.48%	0.94%	53.61%
Year Ended December 31, 2013	$11.59	0.15	(0.64)	(0.49)	(0.20)	(0.13)	(0.33)	$10.77	(4.26%	)	$3,459,202	0.93%	1.37%	0.94%	108.42%

Class IV Shares
Six Months Ended June 30, 2018 (Unaudited)	$10.70	0.11	(0.28)	(0.17)	–	–	–	$10.53	(1.59%	)	$12,970,284	0.70%	2.07%	0.71%	31.16%
Year Ended December 31, 2017	$10.71	0.21	0.01	0.22	(0.23)	–	(0.23)	$10.70	2.08%		$13,389,452	0.69%	1.92%	0.71%	46.88%
Year Ended December 31, 2016	$10.85	0.20	(0.12)	0.08	(0.22)	–	(0.22)	$10.71	0.74%		$14,093,445	0.69%	1.79%	0.70%	32.76%
Year Ended December 31, 2015	$11.06	0.18	(0.19)	(0.01)	(0.20)	–	(0.20)	$10.85	(0.11%	)	$15,364,532	0.68%	1.62%	0.70%	18.76%
Year Ended December 31, 2014	$10.79	0.19	0.30	0.49	(0.22)	–	(0.22)	$11.06	4.58%		$17,471,473	0.68%	1.72%	0.69%	53.61%
Year Ended December 31, 2013	$11.63	0.18	(0.66)	(0.48)	(0.23)	(0.13)	(0.36)	$10.79	(4.13%	)	$18,704,759	0.68%	1.62%	0.69%	108.42%

Class Y Shares
Six Months Ended June 30, 2018 (Unaudited)	$10.70	0.12	(0.27)	(0.15)	–	–	–	$10.55	(1.40%	)	$8,420	0.54%	2.21%	0.54%	31.16%
Year Ended December 31, 2017	$10.72	0.23	–	0.23	(0.25)	–	(0.25)	$10.70	2.15%		$10,578	0.52%	2.09%	0.52%	46.88%
Year Ended December 31, 2016	$10.86	0.22	(0.12)	0.10	(0.24)	–	(0.24)	$10.72	0.91%		$10,348	0.53%	1.95%	0.53%	32.76%
Year Ended December 31, 2015	$11.07	0.20	(0.19)	0.01	(0.22)	–	(0.22)	$10.86	0.05%		$10,258	0.53%	1.77%	0.53%	18.76%
Period Ended December 31, 2014 (g)	$10.94	0.13	0.15	0.28	(0.15)	–	(0.15)	$11.07	2.53%		$10,249	0.54%	1.79%	0.54%	53.61%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

12

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Government Bond Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I, Class II, Class IV, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

13

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors,

14

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2018. Please refer to the Statement of Investments for additional information for portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Collateralized Mortgage Obligations	$—	$48,688,678	$—	$48,688,678
Corporate Bonds	—	24,289,229	—	24,289,229
Foreign Government Securities	—	15,559,778	—	15,559,778
Futures Contracts	28,678	—	—	28,678
Mortgage-Backed Securities	—	124,541,075	—	124,541,075
U.S. Government Agency Securities	—	131,028,244	—	131,028,244
U.S. Treasury Obligations	—	40,347,996	—	40,347,996
Total Assets	$28,678	$384,455,000	$—	$384,483,678
Liabilities:
Futures Contracts	$(1,364)	$—	$—	$(1,364)
Total Liabilities	$(1,364)	$—	$—	$(1,364)
Total	$27,314	$384,455,000	$—	$384,482,314

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Futures Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to hedge against changes in interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

15

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2018

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Interest rate risk	Unrealized appreciation from futures contracts	$28,678
Total		$28,678
Liabilities:
Futures Contracts(a)
Interest rate risk	Unrealized depreciation from futures contracts	$(1,364)
Total		$(1,364)
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2018

Realized Gains (Losses):	Total
Futures Contracts
Interest rate risk	$757,805
Total	$757,805

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2018

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Interest rate risk	$27,314
Total	$27,314

16

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the six months ended June 30, 2018:

Futures Contracts:
Average Notional Balance Long	$531,771
Average Notional Balance Short	$26,302,874

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2018, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Securities Lending

During the six months ended June 30, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by

17

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the six months ended June 30, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2018, the Fund did not invest in any repurchase agreements.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on the Fund’s Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

18

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $250 million	0.50%
$250 million up to $1 billion	0.475%
$1 billion up to $2 billion	0.45%
$2 billion up to $5 billion	0.425%
$5 billion and more	0.40%

The Trust and NFA have entered into a written contract waiving 0.015% of investment advisory fees of the Fund until April 30, 2019. During the six months ended June 30, 2018, the waiver of such

19

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

investment advisory fees by NFA amounted to $29,708, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate before contractual fee waivers was 0.49%, and after contractual fee waivers was 0.48%. During the six months ended June 30, 2018, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $278,536.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $82,982 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $784.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

20

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively, for a total amount of $297,044.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $122,823,396 and sales of $138,042,263 (excluding short-term securities). These figures include purchases and sales of long-term U.S. Government securities, if any.

For the six months ended June 30, 2018, the Fund had purchases of $2,455,782 and sales of $87,789,365 of U.S. Government securities (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a

21

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Variable Rate Securities

Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal National Mortgage Association Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie Macs”), but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final

22

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Stripped Mortgage Securities — Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

23

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

9.  Federal Tax Information

As of June 30, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$388,535,152	$2,640,789	$(6,693,627)	$(4,052,838)

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit and Interfund Lending”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

24

Supplemental Information

June 30, 2018 (Unaudited)

American Century NVIT Multi Cap Value Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT Dynamic U.S. Growth Fund

(formerly, NVIT Large Cap Growth Fund)

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The

Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds and multi-manager funds;

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

25

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the

Broadridge peer group provided an appropriate comparison and for Funds with multiple Sub-Advisers.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s assessment the financial condition and stability of the Sub-Advisers; and

●	Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where

26

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Funds without identified performance or expense challenges

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Nationwide Fund, and NVIT Short Term Bond Fund.

Performance

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. They also considered that each of the Funds had achieved relative performance at the 50th comparative percentile or higher (except in the case of NVIT Core Plus Bond Fund and NVIT Short Term Bond Fund, which had achieved performance in the 51st and 53rd comparative percentiles, respectively) for the three-year period ended August 31, 2017. The Trustees determined on the basis of all of the information presented to them that each of the Funds had achieved a level of performance consistent with continuation of the Fund’s advisory agreement.

Actual Advisory Fee and Total Expense Ratio

The Trustees considered information concerning the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of the Funds. They considered, among other things, any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year, comparative information regarding the fees and expenses of peer funds, and the comparative quintile ranking of each Fund’s fees and expenses against its Broadridge expense group (where each Fund’s total expense ratio and actual advisory fee were above the median of the Fund’s peer group except in the case of the actual advisory fee for Neuberger Berman NVIT Socially Responsible Fund where the Fund’s actual advisory fee ranked in the 53 comparative percentile). After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Funds with expense challenges but without identified performance challenges

BlackRock NVIT Equity Dividend Fund, BlackRock NVIT Managed Global Allocation Fund, Federated NVIT High Income Bond Fund, NVIT Government Money Market Fund, NVIT Multi Sector Bond Fund, and Templeton NVIT International Value Fund.

Performance

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. They also considered that each of the Funds had achieved relative performance at the 50th comparative percentile or higher (except in the case of Templeton NVIT International Value Fund, which had achieved performance in the 52nd comparative percentile) for the three-year period ended August 31, 2017 (or the two-year period ended August 31, 2017 with respect to BlackRock NVIT Managed Global Allocation Fund, which commenced operations in July 2015). The Trustees determined on the basis of all of the information presented to them that each of the Funds had achieved a level of performance consistent with continuation of the Fund’s advisory agreement.

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Supplemental Information (Continued)

June 30, 2018 (Unaudited)

Actual Advisory Fee and Total Expense Ratio

The Trustees considered that each of the Funds had an actual advisory fee or total expense ratio, or both, that ranked at a level (typically below the third comparative quintile) that justified more detailed review. The Trustees considered the following factors, among others.

The Trustees noted that the actual advisory fee rate of Federated NVIT High Income Bond Fund, NVIT Government Money Market Fund, NVIT Multi Sector Bond Fund and Templeton NVIT International Value Fund did not rank within the top three quintiles of the Fund’s Broadridge expense group. The Trustees considered, however, that the total expense ratio (including 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) for each of these Funds, except for NVIT Government Money Market Fund, ranked within the top three quintiles of the Fund’s Broadridge expense group.

Federated NVIT High Income Bond Fund. The Trustees noted that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the first comparative quintile, and that, although the Fund’s actual advisory fee was above the median of its peer group, at the 71st comparative percentile, it was within the range of its peers.

NVIT Government Money Market Fund. The Trustees noted that the Fund’s actual advisory fee and total expense ratio were relatively high compared to the Broadridge expense group. The Trustees considered that the Adviser had implemented a ten-basis point advisory fee reduction in connection with the Fund’s transition to a government money market fund effective March 9, 2017. The Trustees considered the Adviser’s statements that, due to extraordinary fee waivers and expense limitations during the recent period of historically low short-term interest rates, the comparability of advisory fees and total expense ratios presented for peer funds in the Broadridge expense group was limited. In light of developments in the market for comparable funds the Trustees determined to continue to monitor the fees paid by the Fund to determine whether further fee changes might be appropriate.

NVIT Multi Sector Bond Fund. The Trustees noted the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked first among the Fund’s peers. The Trustees considered the Adviser’s statements that the Fund’s expense peer group is comprised of general bond funds, and that, when the Fund’s expenses are compared against a list of peer funds that include only multi-sector bond funds, the Fund’s actual advisory fee compares substantially more favorably. The Trustees also considered the Adviser’s statement that it had reduced its advisory fee in 2017 by 5 basis points, and that it lowered the Fund’s expense cap by 2 basis points in 2016.

Templeton NVIT International Value Fund. The Trustees noted the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the second comparative quintile. The Trustees also considered the Adviser’s statement that the Fund’s actual advisory fee was at approximately the 60th comparative percentile, within the range of peer funds.

BlackRock NVIT Equity Dividend Fund. The Trustees noted that the Fund’s actual advisory fee was below the peer group median. The Trustees also noted that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) was ranked within the fifth quintile of its Broadridge expense group but considered the Adviser’s statement, that, effective January 2017, in connection with the appointment of the Fund’s current sub-adviser, the Adviser had implemented an expense limitation agreement for the Fund that lowered the Fund’s total expense ratio, and that that expense reduction was effective for only a

28

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

part of the year over which the Fund’s expenses were measured.

BlackRock NVIT Managed Global Allocation Fund. The Trustees noted that the Fund’s actual advisory fee ranked within the second quintile of the Fund’s Broadridge expense group. They also considered that, although the Fund’s total expense ratio was above the median of the Fund’s peers, it exceeded the 60th comparative percentile by only 1.6 basis points; and that a number of the Fund’s peers are quite large relative to the Fund and likely enjoy substantial economies of scale not currently available to the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Funds with performance challenges but without identified expense challenges

American Century NVIT Multi Cap Value Fund, NVIT Emerging Markets Fund, NVIT International Equity Fund, NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund), and NVIT Real Estate Fund.

Actual Advisory Fee and Total Expense Ratio

The Trustees considered information concerning the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of these Funds. They considered, among other things, any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year, comparative information regarding the fees and expenses of peer funds, and the comparative quintile ranking of each Fund’s fees and expenses against its Broadridge expense group. The Trustees considered that the total expense ratio (including 12b-1 and non-12b-1 service fees) of each Fund ranked in the first comparative quintile of its peer group, and that the actual advisory fees of each Fund ranked in the 60th comparative percentile or better in comparison to its peers. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Performance

The Trustees identified each of these Funds as having achieved a level of total return performance that warranted additional consideration, based on comparison with funds in their respective performance universes for the three-year period ended August 31, 2017. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as information provided during investment review meetings conducted by the Board with the Adviser’s and/or the Sub-Advisers’ portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

American Century NVIT Multi Cap Value Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of unfavorable overweights to out-of-favor or underperforming sectors and stock selection, and the Adviser’s statements that the Sub-Adviser’s high-quality investment style has been out-of-favor over the past 12-months during which the Fund’s underperformance was concentrated. The Trustees further considered the Adviser’s statements that it would further assess the Fund’s performance and the Sub-Adviser’s process in the coming year.

NVIT Emerging Markets Fund. The Trustees considered that, effective February 2016, two new Sub-Advisers replaced the Fund’s former Sub-Adviser, and observed that the Fund’s underperformance was attributable principally to the Fund’s prior Sub-Adviser.

29

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

The Trustees also considered that the Fund’s performance had improved from the third comparative quintile for the three-year period to the second comparative quintile for the one-year period.

NVIT International Equity Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance compared to its peers is substantially the result of what the Adviser considers an inappropriate assignment of the Fund to a peer group with a “growth” bias, rather than to a “core” peer group, which the Adviser considers more appropriate, and where the Fund’s performance would compare significantly more favorably. The Trustees also considered the Adviser’s statements that the Sub-Adviser’s investment process has been consistent since the portfolio management team began managing the Fund and that the Fund’s performance has improved since the replacement of its prior Sub-Adviser in 2013.

NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund). The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of unfavorable underweight positions and stock selection and the structural issues that present difficulties for active managers to deliver alpha within the large growth category. The Trustees also considered the Adviser’s statement that the Sub-Adviser’s quantitative model-driven strategy may be contributing to the Fund’s underperformance, and that the Adviser intends to maintain heightened monitoring of the Fund’s performance going forward.

NVIT Real Estate Fund. The Trustees considered that, effective September 2017, a new Sub-Adviser replaced the former Sub-Adviser, and observed that the Fund’s underperformance was attributable to the Fund’s prior Sub-Adviser.

Funds with performance and expense challenges

NVIT Government Bond Fund and NVIT Managed American Funds Growth-Income Fund.

The Trustees identified each of these Funds as having achieved a level of total return performance that warranted additional consideration, based on comparison with funds in their respective performance universes for the three-year period ended August 31, 2017. In addition, the Trustees considered that each of the Funds had an actual advisory fee or total expense ratio that ranked at a level (typically below the third comparative quintile) that justified more detailed review.

NVIT Government Bond Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of the longer-term oriented positioning of the Fund’s portfolio and certain portfolio overweights. The Trustee’s considered the Adviser’s statements that the environment during the period under review was unfavorable for the longer-term oriented positioning of the portfolio, but that the Fund’s portfolio is structured well for the possibility of gradually rising interest rates and continuing economic growth.

As to the Fund’s expenses, the Trustees considered that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the second comparative quintile and that the Fund’s actual advisory fee was one basis point higher than the 60th comparative percentile.

NVIT Managed American Funds Growth-Income Fund. The Trustees considered that the Fund is designed to be offered as an investment option under variable insurance products, and that the Fund’s investment strategy calls for the Adviser to apply an overlay strategy intended to reduce volatility of the Fund under various market conditions. The Trustees considered the Adviser’s statement that, due to the levels

30

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

of short-term volatility in the equity markets at various times during the performance measuring period, the use of the overlay had detracted from the Fund’s performance due to its causing the Fund to underweight equities. The Trustees also noted the Adviser’s statement that market conditions in the one-year period were more amenable to the Fund’s overlay strategy, and the Fund achieved performance in the 28th comparative percentile.

As to the Fund’s expenses, the Trustees noted the Adviser’s actual advisory fee was the lowest of the funds in the Fund’s peer group, although the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) was the highest in the group. The Trustees considered the Adviser’s statement that the Fund’s peer group is small and narrowly focused and not representative of funds with investment strategies similar to those of the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that: (i) the Adviser’s explanation regarding these Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period; and (ii) each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

-        -        -

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, is subject to contractual advisory fee breakpoints. The Trustees considered that the Adviser had agreed to implement a contractual advisory fee breakpoint for NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund effective April 30, 2018. With respect to Blackrock NVIT Managed Global Allocation Fund, the Trustees determined to continue to monitor the fees paid by the Fund to determine whether breakpoints might become appropriate.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

31

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

32

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

33

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

34

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

35

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

36

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

37

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

38

Semiannual Report

June 30, 2018 (Unaudited)

NVIT Short Term Bond Fund

SAR-STB 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT Short Term Bond Fund

Asset Allocation†

Corporate Bonds	37.9%
U.S. Treasury Obligations	31.0%
Asset-Backed Securities	23.1%
Collateralized Mortgage Obligations	3.8%
Commercial Mortgage-Backed Securities	2.7%
Repurchase Agreements	1.0%
Loan Participations	0.8%
Municipal Bond	0.4%
Mortgage-Backed Securities	0.1%
Futures††	(0.0)%
Liabilities in excess of other assets	(0.8)%
100.0%

Top Industries†††

Banks	10.2%
Oil, Gas & Consumable Fuels	4.7%
Consumer Finance	2.9%
Insurance	2.5%
Automobiles	1.7%
Health Care Providers & Services	1.7%
Food Products	1.6%
Capital Markets	1.4%
Beverages	1.3%
Diversified Telecommunication Services	1.3%
Other Industries*	70.7%
100.0%

Top Holdings†††

U.S. Treasury Inflation Linked Notes, 0.13%, 7/15/2022	4.1%
U.S. Treasury Notes, 1.75%, 11/30/2021	3.6%
U.S. Treasury Notes, 2.00%, 5/31/2024	3.0%
U.S. Treasury Notes, 2.38%, 8/15/2024	2.6%
U.S. Treasury Notes, 3.63%, 8/15/2019	2.6%
U.S. Treasury Notes, 3.13%, 5/15/2019	2.4%
U.S. Treasury Notes, 2.38%, 4/15/2021	1.4%
NRZ Advance Receivables Trust, 3.11%, 12/15/2050	1.3%
Wells Fargo & Co., 2.82%, 4/22/2019	1.0%
Toronto-Dominion Bank (The), 2.78%, 1/18/2019	1.0%
Other Holdings*	77.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	NVIT Short Term Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Short Term Bond Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)
Class I Shares	Actual	(b)	1,000.00	1,001.00	2.68	0.54
	Hypothetical	(b)(c)	1,000.00	1,022.12	2.71	0.54
Class II Shares	Actual	(b)	1,000.00	1,000.00	3.92	0.79
	Hypothetical	(b)(c)	1,000.00	1,020.88	3.96	0.79
Class Y Shares	Actual	(b)	1,000.00	1,001.00	1.93	0.39
	Hypothetical	(b)(c)	1,000.00	1,022.86	1.96	0.39

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT Short Term Bond Fund

Asset-Backed Securities 23.1%

	Principal Amount	Value

Airlines 1.7%
Air Canada Pass-Through Trust, Series 2015-1, Class B, 3.88%, 3/15/2023 (a)	$9,355,061	$9,121,184
American Airlines Pass-Through Trust
Series 2013-2, Class B, 5.60%, 7/15/2020 (a)	3,348,215	3,417,271
Series 2015-1, Class B, 3.70%, 5/1/2023 (b)	2,889,376	2,818,044
Series 2015-2, Class B, 4.40%, 9/22/2023	3,937,983	3,902,542
Series 2016-3, Class B, 3.75%, 10/15/2025	3,345,329	3,239,335
United Airlines Pass-Through Trust, Series 2016-1, Class B, 3.65%, 1/7/2026	10,000,000	9,733,036

		32,231,412

Automobiles 4.0%
Credit Acceptance Auto Loan Trust
Series 2015-2A, Class A, 2.40%, 2/15/2023 (a)	653,570	653,528
Series 2016-3A, Class A, 2.15%, 4/15/2024 (a)	4,545,000	4,514,528
Series 2017-2A, Class A, 2.55%, 2/17/2026 (a)	12,500,000	12,364,673
First Investors Auto Owner Trust
Series 2015-2A, Class A2, 2.28%, 9/15/2021 (a)	4,084,611	4,080,986
Series 2016-2A, Class A2, 1.87%, 11/15/2021 (a)	1,980,000	1,965,137
Series 2017-1A, Class A2, 2.20%, 3/15/2022 (a)	6,746,000	6,690,376
Series 2017-2A, Class A2, 2.27%, 7/15/2022 (a)	4,600,000	4,548,888
Flagship Credit Auto Trust
Series 2015-2, Class A, 1.98%, 10/15/2020 (a)	1,034,437	1,033,300
Series 2015-3, Class A, 2.38%, 10/15/2020 (a)	1,599,197	1,597,229
Ford Credit Auto Owner Trust, Series 2014-2, Class A, 2.31%, 4/15/2026 (a)	14,450,000	14,337,185
Foursight Capital Automobile Receivables Trust, Series 2018-1, Class A2, 2.85%, 8/16/2021 (a)	3,250,000	3,244,098
NextGear Floorplan Master Owner Trust
Series 2015-2A, Class A, 2.38%, 10/15/2020 (a)	2,900,000	2,897,579
Series 2016-1A, Class A2, 2.74%, 4/15/2021 (a)	11,037,000	11,024,258
Series 2017-1A, Class A2, 2.54%, 4/18/2022 (a)	4,666,667	4,610,701
Prestige Auto Receivables Trust, Series 2016-1A, Class A3, 1.99%, 6/15/2020 (a)	2,468,461	2,465,391

		76,027,857

Asset-Backed Securities (continued)

	Principal Amount	Value

Credit Card 1.4%
American Express Credit Account Master Trust
Series 2017-1, Class A, 1.93%, 9/15/2022	$2,000,000	$1,970,507
Series 2017-3, Class A, 1.77%, 11/15/2022	14,000,000	13,725,383
Citibank Credit Card Issuance Trust, Series 2017-A3, Class A3, 1.92%, 4/7/2022	11,000,000	10,813,748

		26,509,638

Home Equity 1.9%
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Series 2004-4, Class A2B, 3.19%, 10/25/2034 (c)	380,766	381,261
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2003-10, Class AV1, 2.85%, 12/25/2033 (c)	5,248,200	5,219,139
EquiFirst Mortgage Loan Trust, Series 2004-3, Class M2, 2.99%, 12/25/2034 (c)	659,368	660,824
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-NC1, Class A2C, 2.85%, 1/25/2035 (c)	8,217,120	8,276,175
New Residential Mortgage Loan Trust, Series 2017-3A, Class A1, 4.00%, 4/25/2057 (a)(c)	4,297,083	4,338,629
New Residential Mortgage Trust, Series 2018-1A, Class A1A, 4.00%, 12/25/2057 (a)(c)	2,917,867	2,936,413
RASC Trust, Series 2005-KS12, Class M2, 2.55%, 1/25/2036 (c)	14,555,000	14,422,347

		36,234,788

Other 13.9%
A Voce CLO Ltd., Series 2014-1A, Class A1R, 3.51%, 7/15/2026 (a)(c)	9,000,000	8,996,787
ALM VII Ltd., Series 2012-7A, Class A1R, 3.83%, 10/15/2028 (a)(c)	19,775,000	19,894,461
Alterna Funding II LLC, Series 2015-1X, Class A, Reg. S, 2.50%, 2/15/2024 (d)	2,240,035	2,235,835
American Homes 4 Rent Trust
Series 2014-SFR3, Class A, 3.68%, 12/17/2036 (a)	937,267	938,768
Series 2015-SFR1, Class A, 3.47%, 4/17/2052 (a)	4,710,183	4,664,599
AMMC CLO 22 Ltd.
Series 2018-22A, Class A, 3.37%, 4/25/2031 (a)(c)	5,000,000	4,970,385
Series 2018-22A, Class B, 3.79%, 4/25/2031 (a)(c)	5,000,000	4,961,805

5

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Short Term Bond Fund (Continued)

Asset-Backed Securities (continued)

	Principal Amount	Value

Other (continued)
AMMC CLO XIII Ltd., Series 2013-13A, Class A2LR, 4.06%, 7/24/2029 (a)(c)	$9,000,000	$9,014,355
AMMC CLO XIV Ltd., Series 2014-14A, Class A2LR, 4.06%, 7/25/2029 (a)(c)	8,947,368	8,961,693
Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL1, Class A, 4.00%, 10/28/2064 (a)(c)	5,525,052	5,573,340
Bayview Opportunity Master Fund IVb Trust
Series 2017-SPL2, Class A, 4.00%, 6/28/2054 (a)(c)	6,680,215	6,738,584
Series 2017-SPL4, Class A, 3.50%, 1/28/2055 (a)(c)	3,589,807	3,583,141
Bear Stearns Asset-Backed Securities Trust, Series 2005-SD3, Class 1A, 2.58%, 7/25/2035 (c)	2,659,311	2,652,132
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A, 2.00%, 12/10/2023 (a)	955,345	950,569
CCG Receivables Trust, Series 2017-1, Class A2, 1.84%, 11/14/2023 (a)	5,376,701	5,332,214
Cedar Funding II CLO Ltd.
Series 2013-1A, Class A1R, 3.56%, 6/9/2030 (a)(c)	10,000,000	10,009,740
Series 2013-1A, Class BR, 4.08%, 6/9/2030 (a)(c)	7,000,000	7,012,362
Cedar Funding VII Clo Ltd., Series 2018-7A, Class A1, 3.03%, 1/20/2031 (a)(c)	3,000,000	2,998,458
Cedar Funding VIII Clo Ltd., Series 2017-8A, Class A2, 3.70%, 10/17/2030 (a)(c)	8,500,000	8,549,827
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH1, Class M1, 2.35%, 1/25/2037 (c)	8,672,000	8,543,294
CNH Equipment Trust, Series 2017-A, Class A2, 1.64%, 7/15/2020	5,079,728	5,064,067
Dryden 49 Senior Loan Fund, Series 2017-49A, Class B, 4.06%, 7/18/2030 (a)(c)	4,500,000	4,516,303
Golden Bear LLC, Series 2016-1A, Class A, 3.75%, 9/20/2047 (a)	1,752,173	1,714,349
Goodgreen Trust, Series 2017-1A, Class A, 3.74%, 10/15/2052 (a)	656,401	657,688
HERO Funding Trust, Series 2015-2A, Class A, 3.99%, 9/20/2040 (a)	1,147,705	1,167,702
Invitation Homes Trust, Series 2018-SFR3, Class A, 3.00%, 7/17/2037 (a)(c)	5,000,000	4,999,665
Long Beach Mortgage Loan Trust, Series 2005-WL2, Class M2, 2.58%, 8/25/2035 (c)	9,022,668	9,023,585

Asset-Backed Securities (continued)

	Principal Amount	Value

Other (continued)
Madison Park Funding XII Ltd., Series 2014-12A, Class AR, 3.62%, 7/20/2026 (a)(c)	$3,000,000	$2,999,076
New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series 2017-T1, Class AT1, 3.21%, 2/15/2051 (a)	3,000,000	2,978,281
NRZ Advance Receivables Trust, Series 2016-T4, Class AT4, 3.11%, 12/15/2050 (a)	25,000,000	24,776,500
Oak Hill Advisors Residential Loan Trust
Series 2017-NPL1, Class A1, 3.00%, 6/25/2057 (a)(e)	6,357,200	6,298,042
Series 2017-NPL2, Class A1, 3.00%, 7/25/2057 (a)(e)	5,561,476	5,506,296
Ocwen Master Advance Receivables Trust
Series 2017-T1, Class AT1, 2.50%, 9/15/2048 (a)	1,400,000	1,398,333
Series 2016-T2, Class AT2, 2.72%, 8/16/2049 (a)	14,750,000	14,671,648
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-WCH1, Class M4, 3.34%, 1/25/2036 (c)	1,470,000	1,476,903
Renew
Series 2018-1, Class A, 3.95%, 9/20/2053 (a)	5,250,000	5,284,577
Series 2017-2A, Class A, 3.22%, 9/22/2053 (a)	4,554,984	4,420,398
Soundview Home Loan Trust
Series 2005-CTX1, Class M3, 2.56%, 11/25/2035 (c)	6,750,000	6,727,999
Series 2006-WF2, Class M1, 2.31%, 12/25/2036 (c)	5,000,000	4,953,133
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes, Series 2016-T2, Class AT2, 2.75%, 11/15/2049 (a)	8,400,000	8,476,483
Structured Asset Investment Loan Trust, Series 2005-HE2, Class M1, 2.81%, 7/25/2035 (c)	3,422,860	3,431,973
Tax Ease Funding LLC, Series 2016-1A, Class A, 3.13%, 6/15/2028 (a)	5,761,848	5,754,640
TLF National Tax Lien Trust, Series 2017-1A, Class A, 3.09%, 12/15/2029 (a)	1,867,160	1,865,975
VOLT LIV LLC, Series 2017-NPL1, Class A1, 3.50%, 2/25/2047 (a)(e)	745,732	745,653
VOLT LXIII LLC, Series 2017-NP10, Class A1, 3.00%, 10/25/2047 (a)(e)	5,606,835	5,548,326
VOLT XL LLC, Series 2015-NP14, Class A1, 4.38%, 11/27/2045 (a)(e)	1,188,997	1,198,336

		262,238,280

6

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Short Term Bond Fund (Continued)

Asset-Backed Securities (continued)

	Principal Amount	Value

Road & Rail 0.2%
Federal Express Corp. Pass-Through Trust
Series 1998 6.85%, 1/15/2019	$952,754	$974,191
Series 1998 6.72%, 1/15/2022	399,303	420,266
Union Pacific Railroad Co. Pass-Through Trust, Series 2000 8.00%, 1/10/2021	1,209,679	1,250,506

		2,644,963

Total Asset-Backed Securities (cost $436,984,012)		435,886,938

Collateralized Mortgage Obligations 3.8%
Chase Mortgage Trust, Series 2016-1, Class M2, 3.75%, 4/25/2045 (a)(c)	2,055,948	2,039,358
Citigroup Mortgage Loan Trust, Inc., Series 2018-RP1, Class A1, 3.00%, 9/25/2064 (a)(c)	4,070,048	4,003,514
CSMC Trust, Series 2012-CIM1, Class A1, 3.38%, 2/25/2042 (a)(c)	98,946	98,955
FHLMC REMICS
Series 3640, Class EL, 4.00%, 3/15/2020	151,221	152,307
Series 3616, Class PA, 4.50%, 11/15/2039	133,733	136,227
GSAA Trust, Series 2004-NC1, Class AF6, 5.26%, 11/25/2033 (e)	19,139	19,615
HomeBanc Mortgage Trust, Series 2005-4, Class A2, 2.42%, 10/25/2035 (c)	6,249,102	6,250,229
MFA Trust, Series 2017-RPL1, Class A1, 2.59%, 2/25/2057 (a)(c)	8,256,854	8,098,810
New Residential Mortgage Loan Trust
Series 2016-2A, Class A1, 3.75%, 11/26/2035 (a)(c)	12,877,351	12,917,634
Series 2014-3A, Class AFX3, 3.75%, 11/25/2054 (a)(c)	5,635,984	5,627,782
Series 2016-3A, Class A1, 3.75%, 9/25/2056 (a)(c)	2,697,751	2,697,925
Series 2016-4A, Class A1, 3.75%, 11/25/2056 (a)(c)	2,604,452	2,606,915
Series 2017-1A, Class A1, 4.00%, 2/25/2057 (a)(c)	7,120,749	7,179,767
Series 2017-2A, Class A3, 4.00%, 3/25/2057 (a)(c)	9,652,962	9,787,926
Series 2018-2A, Class A1, 4.50%, 2/25/2058 (a)(c)	2,947,308	3,021,581
RALI Trust, Series 2003-QS20, Class CB, 5.00%, 11/25/2018	102,737	102,733
RCO Trust, Series 2017-INV1, Class A, 3.20%, 11/25/2052 (a)(c)	5,455,201	5,498,382

Collateralized Mortgage Obligations (continued)

	Principal Amount	Value

Sequoia Mortgage Trust, Series 2017-CH1, Class A2, 3.50%, 8/25/2047 (a)(c)	$2,004,477	$1,992,770

Total Collateralized Mortgage Obligations (cost $73,501,496)		72,232,430

Commercial Mortgage-Backed Securities 2.7%
AOA Mortgage Trust, Series 2015-1177, Class A, 2.96%, 12/13/2029 (a)	4,000,000	3,937,055
Aventura Mall Trust, Series 2013-AVM, Class A, 3.87%, 12/5/2032 (a)(c)	5,000,000	5,079,067
BAMLL Commercial Mortgage Securities Trust, Series 2013-DSNY, Class B, 3.57%, 9/15/2026 (a)(c)	6,098,000	6,102,745
COMM Mortgage Trust
Series 2014-TWC, Class B, 3.65%, 2/13/2032 (a)(c)	13,000,000	13,010,541
Series 2014-TWC, Class C, 3.90%, 2/13/2032 (a)(c)	6,000,000	6,013,934
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class XA, IO, 1.13%, 12/15/2048 (c)	22,386,719	825,250
OBP Depositor LLC Trust, Series 2010-OBP, Class A, 4.65%, 7/15/2045 (a)	16,000,000	16,395,978

Total Commercial Mortgage-Backed Securities (cost $52,307,538)		51,364,570

Corporate Bonds 37.9%
Air Freight & Logistics 0.2%
FedEx Corp., 8.00%, 1/15/2019	2,974,000	3,056,015

Automobiles 1.7%
Daimler Finance North America LLC, (ICE LIBOR USD 3 Month + 0.62%), 2.98%, 10/30/2019 (a)(f)	10,000,000	10,056,194
Hyundai Capital America, 2.60%, 3/19/2020 (a)(b)	10,000,000	9,837,000
Nissan Motor Acceptance Corp., 2.65%, 9/26/2018 (a)	3,035,000	3,035,483
(ICE LIBOR USD 3 Month + 0.52%), 2.85%, 9/13/2019 (a)(f)	10,000,000	10,036,039

		32,964,716

Banks 10.3%
Bank of America Corp.,
Series L, 2.60%, 1/15/2019	1,443,000	1,442,085
(ICE LIBOR USD 3 Month + 0.63%), 2.33%, 10/1/2021 (f)	2,500,000	2,444,016

7

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Short Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
(ICE LIBOR USD 3 Month + 1.16%), 3.52%, 1/20/2023 (b)(f)	$5,000,000	$5,079,275
(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (f)	8,623,000	8,360,318
Capital One NA, (ICE LIBOR USD 3 Month + 0.77%), 3.10%, 9/13/2019 (f)	15,000,000	15,080,841
Citibank NA, 2.10%, 6/12/2020	15,000,000	14,690,700
Citigroup, Inc., 2.50%, 7/29/2019	10,000,000	9,955,140
Citizens Financial Group, Inc., 3.75%, 7/1/2024	10,000,000	9,654,423
Fifth Third Bancorp, 2.30%, 3/1/2019	7,000,000	6,975,098
Huntington Bancshares, Inc., 2.60%, 8/2/2018	2,450,000	2,450,000
ING Groep NV, 3.15%, 3/29/2022	5,000,000	4,906,170
JPMorgan Chase & Co., 2.30%, 8/15/2021	10,000,000	9,661,113
Nordea Bank AB, (ICE LIBOR USD 3 Month + 0.62%), 2.95%, 9/30/2019 (a)(f)	17,000,000	17,092,236
Skandinaviska Enskilda Banken AB, (ICE LIBOR USD 3 Month + 0.57%), 2.90%, 9/13/2019 (a)(f)	15,000,000	15,068,001
Svenska Handelsbanken AB, (ICE LIBOR USD 3 Month + 0.49%), 2.80%, 9/6/2019 (f)	15,000,000	15,051,981
Toronto-Dominion Bank (The), (ICE LIBOR USD 3 Month + 0.42%), 2.78%, 1/18/2019 (f)	20,000,000	20,038,795
UBS Group Funding Switzerland AG, 2.65%, 2/1/2022 (a)(b)	9,000,000	8,670,570
Wells Fargo & Co., (ICE LIBOR USD 3 Month + 0.46%), 2.82%, 4/22/2019 (f)	20,000,000	20,052,263
4.13%, 8/15/2023	7,000,000	7,037,848

		193,710,873

Beverages 1.3%
Anheuser-Busch InBev Finance, Inc., 2.65%, 2/1/2021	10,000,000	9,862,173
PepsiCo, Inc., (ICE LIBOR USD 3 Month + 0.27%), 2.58%, 10/4/2019 (f)	15,000,000	15,036,920

		24,899,093

Biotechnology 0.7%
AbbVie, Inc., 2.50%, 5/14/2020	8,000,000	7,903,601

Corporate Bonds (continued)

	Principal Amount	Value

Biotechnology (continued)
Celgene Corp., 2.88%, 8/15/2020	$5,000,000	$4,961,716

		12,865,317

Capital Markets 1.5%
FMR LLC, 7.49%, 6/15/2019 (a)	2,000,000	2,082,782
Goldman Sachs Group, Inc. (The), (ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023 (b)(f)	7,000,000	6,755,512
Morgan Stanley, 2.20%, 12/7/2018 (b)	4,000,000	3,994,368
MSCI, Inc., 5.25%, 11/15/2024 (a)	10,000,000	10,100,000
UBS AG, 2.20%, 6/8/2020 (a)	5,000,000	4,896,955

		27,829,617

Chemicals 0.7%
CF Industries, Inc., 7.13%, 5/1/2020	2,580,000	2,725,125
Solvay Finance America LLC, 3.40%, 12/3/2020 (a)	10,000,000	10,032,684

		12,757,809

Communications Equipment 0.5%
Cisco Systems, Inc., (ICE LIBOR USD 3 Month + 0.34%), 2.66%, 9/20/2019 (b)(f)	9,000,000	9,028,790

Consumer Finance 2.9%
Ford Motor Credit Co. LLC, (ICE LIBOR USD 3 Month + 1.00%), 3.33%, 1/9/2020 (f)	15,000,000	15,106,383
HSBC USA, Inc., (ICE LIBOR USD 3 Month + 0.88%), 3.22%, 9/24/2018 (f)	10,000,000	10,017,731
John Deere Capital Corp., (ICE LIBOR USD 3 Month + 0.29%), 2.62%, 10/9/2019 (f)	15,000,000	15,034,780
Toyota Motor Credit Corp., (ICE LIBOR USD 3 Month + 0.44%), 2.80%, 10/18/2019 (f)	15,000,000	15,064,115

		55,223,009

Diversified Financial Services 0.5%
National Rural Utilities Cooperative Finance Corp., 2.00%, 1/27/2020	10,000,000	9,859,089

Diversified Telecommunication Services 1.3%
AT&T, Inc., 4.10%, 2/15/2028 (a)(b)	5,102,000	4,875,332

8

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Short Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Diversified Telecommunication Services (continued)
CCO Holdings LLC, 5.13%, 2/15/2023	$10,000,000	$9,896,900
Verizon Communications, Inc., (ICE LIBOR USD 3 Month + 0.77%), 3.10%, 6/17/2019 (f)	10,000,000	10,055,381

		24,827,613

Electric Utilities 1.1%
Great Plains Energy, Inc., 5.29%, 6/15/2022 (e)	10,135,000	10,628,198
Indiana Michigan Power Co., 7.00%, 3/15/2019	10,000,000	10,294,891

		20,923,089

Equity Real Estate Investment Trusts (REITs) 0.4%
WEA Finance LLC, 2.70%, 9/17/2019 (a)	7,000,000	6,970,977

Food Products 1.6%
Conagra Brands, Inc., 4.95%, 8/15/2020	302,000	311,005
Kraft Heinz Foods Co., 2.00%, 7/2/2018	15,000,000	15,000,000
Mondelez International Holdings Netherlands BV, (ICE LIBOR USD 3 Month + 0.61%), 2.97%, 10/28/2019 (a)(f)	15,000,000	15,056,433

		30,367,438

Health Care Equipment & Supplies 0.3%
Becton Dickinson and Co., 2.68%, 12/15/2019	6,098,000	6,052,265

Health Care Providers & Services 1.7%
Allergan Sales LLC, 4.88%, 2/15/2021 (a)	930,000	957,199
CVS Health Corp., 3.70%, 3/9/2023 (b)	12,000,000	11,939,147
Dignity Health, 2.64%, 11/1/2019	6,000,000	5,988,544
Express Scripts Holding Co., 3.30%, 2/25/2021	3,000,000	2,988,998
Laboratory Corp. of America Holdings, 2.63%, 2/1/2020	10,000,000	9,920,270

		31,794,158

Hotels, Restaurants & Leisure 0.0%†
1011778 BC ULC, 5.00%, 10/15/2025 (a)	1,000,000	946,200

Household Durables 0.8%
Newell Brands, Inc.,
2.60%, 3/29/2019	10,000,000	9,964,829
3.15%, 4/1/2021	5,000,000	4,953,601

		14,918,430

Corporate Bonds (continued)

	Principal Amount	Value

Industrial Conglomerates 0.8%
Honeywell International, Inc., (ICE LIBOR USD 3 Month + 0.28%), 2.64%, 10/30/2019 (f)	$10,000,000	$10,031,353
Ingersoll-Rand Luxembourg Finance SA, 2.63%, 5/1/2020	5,000,000	4,957,777

		14,989,130

Insurance 2.6%
Metropolitan Life Global Funding I, (ICE LIBOR USD 3 Month + 0.34%), 2.68%, 9/14/2018 (a)(f)	15,000,000	15,011,502
2.30%, 4/10/2019 (a)	7,000,000	6,976,688
New York Life Global Funding, (ICE LIBOR USD 3 Month + 0.39%), 2.75%, 10/24/2019 (a)(f)	15,000,000	15,074,046
Nuveen Finance LLC, 2.95%, 11/1/2019 (a)	11,500,000	11,455,140

		48,517,376

Media 0.3%
Charter Communications Operating LLC, 3.58%, 7/23/2020	5,000,000	4,993,650

Oil, Gas & Consumable Fuels 4.7%
Anadarko Petroleum Corp., 4.85%, 3/15/2021	18,250,000	18,781,192
BP Capital Markets plc, 3.81%, 2/10/2024	5,000,000	5,051,053
Canadian Natural Resources Ltd., 2.95%, 1/15/2023	8,000,000	7,718,431
Continental Resources, Inc., 3.80%, 6/1/2024 (b)	3,000,000	2,926,620
Energy Transfer Equity LP, 4.25%, 3/15/2023 (b)	9,000,000	8,685,090
Energy Transfer Partners LP, 5.20%, 2/1/2022	3,500,000	3,629,850
Kinder Morgan Energy Partners LP, 5.00%, 10/1/2021	6,000,000	6,225,723
Marathon Oil Corp., 3.85%, 6/1/2025	5,000,000	4,918,852
MPLX LP, 4.50%, 7/15/2023	5,000,000	5,105,806
NGPL PipeCo LLC, 4.38%, 8/15/2022 (a)	750,000	742,500
Noble Energy, Inc., 3.90%, 11/15/2024	7,250,000	7,148,234
Sabine Pass Liquefaction LLC, 5.75%, 5/15/2024	6,000,000	6,399,930
Spectra Energy Partners LP, 2.95%, 9/25/2018	5,500,000	5,501,301
Williams Partners LP, 3.90%, 1/15/2025	6,500,000	6,340,900

		89,175,482

9

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Short Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Pharmaceuticals 0.8%
Allergan Funding SCS, 3.45%, 3/15/2022	$10,000,000	$9,839,878
Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/2021	6,000,000	5,565,223

		15,405,101

Semiconductors & Semiconductor Equipment 0.4%
QUALCOMM, Inc., 2.60%, 1/30/2023	8,000,000	7,649,885

Thrifts & Mortgage Finance 0.3%
BPCE SA, 5.70%, 10/22/2023 (a)	6,000,000	6,265,944

Trading Companies & Distributors 0.5%
GATX Corp., 2.60%, 3/30/2020 (b)	9,000,000	8,890,565

Total Corporate Bonds (cost $721,645,216)		714,881,631

Loan Participations 0.8%
IT Services 0.3%
First Data Corp., 1st Lien New Term Loan, (ICE LIBOR USD 1 Month + 2.00%), 4.09%, 7/8/2022 (f)	5,057,827	5,032,538

Software 0.5%
TIBCO Software, Inc., Tranche B Term Loan, (ICE LIBOR USD 1 Month + 3.50%), 5.60%, 12/4/2020 (f)	9,677,188	9,668,091

Total Loan Participation (cost $14,509,850)		14,700,629

Mortgage-Backed Securities 0.1%
FHLMC Non Gold Pool
Pool# 1Q0648 3.43%, 6/1/2037 (c)	653,058	678,568
Pool# 1B3601 3.81%, 10/1/2037 (c)	139,374	146,220
FNMA Pool
Pool# 747271 3.63%, 7/1/2034 (c)	562,207	593,567
Pool# 886345 3.35%, 8/1/2036 (c)	68,990	70,056
Pool# 949691 3.48%, 9/1/2037 (c)	241,362	240,699
Pool# AS8483

Total Mortgage-Backed Securities (cost $1,708,644)		1,729,110

Municipal Bond 0.4%

	Principal Amount	Value

New Jersey 0.4%
New Jersey Transportation Trust Fund Authority, RB, Series B, 1.76%, 12/15/2018	$8,000,000	$7,954,320

Total Municipal Bond (cost $8,000,000)		7,954,320

U.S. Treasury Obligations 31.0%
U.S. Treasury Bonds, 7.13%, 2/15/2023	5,000,000	5,949,609
U.S. Treasury Inflation Linked Notes
0.13%, 4/15/2019 (g)	15,000,000	15,943,520
0.13%, 4/15/2022 (g)	15,000,000	15,135,339
0.13%, 7/15/2022 (g)	73,000,000	78,209,891
U.S. Treasury Notes
0.75%, 8/31/2018	1,000,000	998,107
1.13%, 1/31/2019	19,000,000	18,882,734
3.13%, 5/15/2019	46,000,000	46,309,063
1.38%, 7/31/2019	8,000,000	7,913,438
3.63%, 8/15/2019	48,000,000	48,637,500
1.50%, 10/31/2019	4,000,000	3,950,312
1.75%, 11/30/2019	15,000,000	14,848,828
1.13%, 3/31/2020	3,000,000	2,928,750
3.50%, 5/15/2020	16,500,000	16,790,039
1.50%, 8/15/2020 (b)	20,000,000	19,565,625
1.63%, 10/15/2020	10,000,000	9,790,234
1.75%, 11/15/2020	15,000,000	14,714,062
2.38%, 4/15/2021	26,000,000	25,833,438
1.38%, 4/30/2021 (b)	10,000,000	9,662,891
2.13%, 8/15/2021	8,000,000	7,876,250
1.75%, 11/30/2021	70,000,000	67,932,813
2.13%, 12/31/2022	5,135,000	5,006,023
2.00%, 5/31/2024	60,000,000	57,426,563
2.38%, 8/15/2024	50,000,000	48,810,547
2.25%, 10/31/2024	10,000,000	9,680,078
2.25%, 11/15/2024	15,000,000	14,513,672
2.00%, 8/15/2025	15,000,000	14,208,984
2.25%, 11/15/2025	4,000,000	3,847,031

Total U.S. Treasury Obligations (cost $596,832,614)		585,365,341

Repurchase Agreements 1.0%
ML Pierce Fenner & Smith, Inc. 2.12%, dated 06/29/2018, due 7/2/2018, repurchase price $8,507,501, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $8,676,117. (h)(i)	8,505,998	8,505,998
NatWest Markets Securities, Inc. 1.90%, dated 06/27/2018, due 7/3/2018, repurchase price $3,000,950, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.63%, maturing 3/31/2020 - 8/15/2043; total market value $3,060,054. (h)(i)	3,000,000	3,000,000

10

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Short Term Bond Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

Nomura Securities International, Inc. 2.10%, dated 06/29/2018, due 7/2/2018, repurchase price $3,000,525, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 8.00%, maturing 7/31/2018 - 8/15/2047; total market value $3,060,000. (h)(i)	$3,000,000	$3,000,000
Pershing LLC 2.06%, dated 06/29/2018, due 7/2/2018, repurchase price $5,000,859, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 11.50%, maturing 7/25/2019 - 4/20/2068; total market value $5,100,000. (h)(i)	5,000,000	5,000,000

Total Repurchase Agreements (cost $19,505,998)		19,505,998

Total Investments (cost $1,924,995,368) — 100.8%		1,903,620,967

Liabilities in excess of other assets — (0.8)%		(15,087,650)

NET ASSETS — 100.0%		$1,888,533,317

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at June 30, 2018 was $615,321,257 which represents 32.58% of net assets.

(b)

The security or a portion of this security is on loan at June 30, 2018. The total value of securities on loan at June 30, 2018 was $33,913,565, which was collateralized by cash used to purchase repurchase agreements with a value of $19,505,998 and by $15,058,653 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.75%, and maturity dates ranging from 7/26/2018 – 2/15/2048, a total value of $34,564,651.

(c)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of June 30, 2018.

(d)	Fair valued security.

(e)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at June 30, 2018.

(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of June 30, 2018.
(g)	Principal amounts are not adjusted for inflation.

(h)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2018 was $19,505,998.

(i)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

CLO	Collateralized Loan Obligations

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

ICE	Intercontinental Exchange

IO	Interest only

LIBOR	London Interbank Offered Rate

RB	Revenue Bond

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

Currency:

USD	United States Dollar

11

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Short Term Bond Fund (Continued)

Futures contracts outstanding as of June 30, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
U.S. Treasury 2 Year Note	1,826	9/2018	USD	386,798,157	(990,124)
3 Month Eurodollar	1,000	12/2018	USD	243,400,000	15,988

					(974,136)

Short Contracts
U.S. Treasury 10 Year Note	(890)	9/2018	USD	(106,966,875)	185,463
U.S. Treasury 5 Year Note	(1,763)	9/2018	USD	(200,307,102)	684,176
3 Month Eurodollar	(1,000)	12/2019	USD	(242,587,500)	(58,588)

					811,051

					(163,085)

At June 30, 2018, the Fund had $1,854,342 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT Short Term Bond Fund
Assets:
Investment securities, at value* (cost $1,905,489,370)	$1,884,114,969
Repurchase agreements, at value (cost $19,505,998)	19,505,998
Cash	11,946,034
Deposits with broker for futures contracts	1,854,342
Interest and dividends receivable	9,748,845
Security lending income receivable	3,298
Receivable for investments sold	51,667
Receivable for capital shares issued	117,492
Receivable for variation margin on futures contracts	217,865
Prepaid expenses	9,991

Total Assets	1,927,570,501

Liabilities:
Payable for investments purchased	12,959,965
Payable for capital shares redeemed	5,871,000
Payable upon return of securities loaned (Note 2)	19,505,998
Accrued expenses and other payables:
Investment advisory fees	531,739
Fund administration fees	56,517
Distribution fees	32,799
Administrative servicing fees	29,599
Accounting and transfer agent fees	3,230
Trustee fees	841
Custodian fees	9,539
Compliance program costs (Note 3)	1,753
Professional fees	24,873
Printing fees	2,211
Other	7,120

Total Liabilities	39,037,184

Net Assets	$1,888,533,317

Represented by:
Capital	$1,920,083,568
Accumulated undistributed net investment income	24,440,159
Accumulated net realized losses from investment securities and futures contracts	(34,452,924)
Net unrealized appreciation/(depreciation) in investment securities	(21,374,401)
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(163,085)

Net Assets	$1,888,533,317

13

Statement of Assets and Liabilities (Continued)

June 30, 2018 (Unaudited)

NVIT Short Term Bond Fund
Net Assets:
Class I Shares	$90,044,021
Class II Shares	161,307,442
Class Y Shares	1,637,181,854

Total	$1,888,533,317

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	8,753,210
Class II Shares	15,766,499
Class Y Shares	159,066,675

Total	183,586,384

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.29
Class II Shares	$10.23
Class Y Shares	$10.29

*	Includes value of securities on loan of $33,913,565 (Note 2).

The accompanying notes are an integral part of these financial statements.

14

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT Short Term Bond Fund
INVESTMENT INCOME:
Interest income	$25,427,626
Income from securities lending (Note 2)	37,347
Dividend income	2,347

Total Income	25,467,320

EXPENSES:
Investment advisory fees	3,214,164
Fund administration fees	272,220
Distribution fees Class II Shares	200,192
Administrative servicing fees Class I Shares	48,468
Administrative servicing fees Class II Shares	120,116
Professional fees	59,867
Printing fees	8,539
Trustee fees	29,072
Custodian fees	35,682
Accounting and transfer agent fees	8,258
Compliance program costs (Note 3)	3,669
Other	19,857

Total Expenses	4,020,104

NET INVESTMENT INCOME	21,447,216

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	(498,434)
Expiration or closing of futures contracts (Note 2)	2,560,297

Net realized gains	2,061,863

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(20,033,519)
Futures contracts (Note 2)	(737,456)

Net change in unrealized appreciation/depreciation	(20,770,975)

Net realized/unrealized losses	(18,709,112)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,738,104

The accompanying notes are an integral part of these financial statements.

15

Statements of Changes in Net Assets

	NVIT Short Term Bond Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$21,447,216	$31,620,993
Net realized gains (losses)	2,061,863	(182,099)
Net change in unrealized appreciation/depreciation	(20,770,975)	6,010,063

Change in net assets resulting from operations	2,738,104	37,448,957

Distributions to Shareholders From:
Net investment income:
Class I	–	(1,166,713)
Class II	–	(2,732,533)
Class Y	–	(34,356,111)

Change in net assets from shareholder distributions	–	(38,255,357)

Change in net assets from capital transactions	(26,024,038)	72,431,429

Change in net assets	(23,285,934)	71,625,029

Net Assets:
Beginning of period	1,911,819,251	1,840,194,222

End of period	$1,888,533,317	$1,911,819,251

Accumulated undistributed net investment income at end of period	$24,440,159	$2,992,943

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$32,235,256	$18,695,640
Dividends reinvested	–	1,166,713
Cost of shares redeemed	(3,464,374)	(5,838,799)

Total Class I Shares	28,770,882	14,023,554

Class II Shares
Proceeds from shares issued	12,446,512	30,200,002
Dividends reinvested	–	2,732,533
Cost of shares redeemed	(14,863,372)	(30,848,506)

Total Class II Shares	(2,416,860)	2,084,029

Class Y Shares
Proceeds from shares issued	25,730,888	105,943,284
Dividends reinvested	–	34,356,111
Cost of shares redeemed	(78,108,948)	(83,975,549)

Total Class Y Shares	(52,378,060)	56,323,846

Change in net assets from capital transactions	$(26,024,038)	$72,431,429

16

Statements of Changes in Net Assets (Continued)

	NVIT Short Term Bond Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	3,139,937	1,788,719
Reinvested	–	113,316
Redeemed	(337,419)	(560,190)

Total Class I Shares	2,802,518	1,341,845

Class II Shares
Issued	1,218,172	2,920,175
Reinvested	–	266,425
Redeemed	(1,456,235)	(2,979,177)

Total Class II Shares	(238,063)	207,423

Class Y Shares
Issued	2,508,225	10,204,299
Reinvested	–	3,337,212
Redeemed	(7,612,595)	(8,070,589)

Total Class Y Shares	(5,104,370)	5,470,922

Total change in shares	(2,539,915)	7,020,190

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Short Term Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (b)(e)
Class I Shares
Six Months Ended June 30, 2018 (Unaudited)	$10.28	0.11	(0.10)	0.01	–	–	–	$10.29	0.10%		$90,044,021	0.54%	2.19%	0.54%	15.50%
Year Ended December 31, 2017	$10.28	0.16	0.04	0.20	(0.20)	–	(0.20)	$10.28	1.95%		$61,164,119	0.54%	1.57%	0.54%	48.64%
Year Ended December 31, 2016	$10.20	0.17	0.11	0.28	(0.20)	–	(0.20)	$10.28	2.75%		$47,390,443	0.54%	1.67%	0.54%	40.85%
Year Ended December 31, 2015	$10.41	0.15	(0.16)	(0.01)	(0.20)	–	(0.20)	$10.20	(0.08%	)	$28,595,956	0.53%	1.45%	0.53%	26.53%
Year Ended December 31, 2014	$10.45	0.13	(0.05)	0.08	(0.12)	–	(0.12)	$10.41	0.77%		$25,748,537	0.53%	1.22%	0.53%	34.32%
Year Ended December 31, 2013	$10.56	0.14	(0.10)	0.04	(0.14)	(0.01)	(0.15)	$10.45	0.33%		$35,866,975	0.54%	1.36%	0.54%	40.88%

Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$10.23	0.10	(0.10)	–	–	–	–	$10.23	–		$161,307,442	0.79%	1.93%	0.79%	15.50%
Year Ended December 31, 2017	$10.24	0.14	0.02	0.16	(0.17)	–	(0.17)	$10.23	1.58%		$163,790,636	0.79%	1.31%	0.79%	48.64%
Year Ended December 31, 2016	$10.16	0.15	0.10	0.25	(0.17)	–	(0.17)	$10.24	2.49%		$161,717,209	0.79%	1.43%	0.79%	40.85%
Year Ended December 31, 2015	$10.37	0.12	(0.16)	(0.04)	(0.17)	–	(0.17)	$10.16	(0.34%	)	$146,160,520	0.79%	1.19%	0.79%	26.53%
Year Ended December 31, 2014	$10.42	0.10	(0.05)	0.05	(0.10)	–	(0.10)	$10.37	0.49%		$138,578,470	0.78%	0.96%	0.78%	34.32%
Year Ended December 31, 2013	$10.53	0.12	(0.11)	0.01	(0.11)	(0.01)	(0.12)	$10.42	0.11%		$120,240,147	0.79%	1.12%	0.79%	40.88%

Class Y Shares
Six Months Ended June 30, 2018 (Unaudited)	$10.28	0.12	(0.11)	0.01	–	–	–	$10.29	0.10%		$1,637,181,854	0.39%	2.33%	0.39%	15.50%
Year Ended December 31, 2017	$10.28	0.18	0.03	0.21	(0.21)	–	(0.21)	$10.28	2.08%		$1,686,864,496	0.39%	1.71%	0.39%	48.64%
Year Ended December 31, 2016	$10.19	0.19	0.11	0.30	(0.21)	–	(0.21)	$10.28	2.97%		$1,631,086,570	0.39%	1.83%	0.39%	40.85%
Year Ended December 31, 2015	$10.40	0.16	(0.15)	0.01	(0.22)	–	(0.22)	$10.19	0.06%		$1,793,076,464	0.39%	1.57%	0.39%	26.53%
Year Ended December 31, 2014	$10.45	0.14	(0.05)	0.09	(0.14)	–	(0.14)	$10.40	0.87%		$2,898,288,910	0.38%	1.35%	0.38%	34.32%
Year Ended December 31, 2013	$10.56	0.16	(0.11)	0.05	(0.15)	(0.01)	(0.16)	$10.45	0.46%		$2,010,956,352	0.39%	1.51%	0.39%	40.88%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

18

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Short Term Bond Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund-of-funds, such as the NVIT Cardinal Funds and NVIT Investor Destinations Funds.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

19

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading;

20

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$435,886,938	$—	$435,886,938
Collateralized Mortgage Obligations	—	72,232,430	—	72,232,430
Commercial Mortgage-Backed Securities	—	51,364,570	—	51,364,570
Corporate Bonds	—	714,881,631	—	714,881,631
Futures Contracts	885,627	—	—	885,627
Loan Participations	—	14,700,629	—	14,700,629
Mortgage-Backed Securities	—	1,729,110	—	1,729,110
Municipal Bond	—	7,954,320	—	7,954,320
Repurchase Agreements	—	19,505,998	—	19,505,998
U.S. Treasury Obligations	—	585,365,341	—	585,365,341
Total Assets	$885,627	$1,903,620,967	$—	$1,904,506,594
Liabilities:
Futures Contracts	$(1,048,712)	$—	$—	$(1,048,712)
Total Liabilities	$(1,048,712)	$—	$—	$(1,048,712)
Total	$(163,085)	$1,903,620,967	$—	$1,903,457,882

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

21

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Asset- Backed Securities	Total
Balance as of 12/31/2017	$4,578,269	$4,578,269
Accrued Accretion/(Amortization)	—	—
Realized Gain (Loss)	—	—
Change in Unrealized Appreciation/Depreciation	—	—
Purchases	—	—
Sales	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	(4,578,269)	(4,578,269)
Balance as of 6/30/2018	$—	$—
Change in Unrealized Appreciation/Depreciation for Investments Still Held as of 6/30/2018	$—	$—

Amounts designated as “—” are zero or have been rounded to zero.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Futures Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to hedge against changes in interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited

22

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2018

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Interest rate risk	Unrealized appreciation from futures contracts	$885,627
Total		$885,627
Liabilities:
Futures Contracts(a)
Interest rate risk	Unrealized depreciation from futures contracts	$(1,048,712)
Total		$(1,048,712)
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2018

Realized Gains (Losses):	Total
Futures Contracts
Interest rate risk	$2,560,297
Total	$2,560,297

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2018

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Interest rate risk	$(737,456)
Total	$(737,456)

23

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the six months ended June 30, 2018:

Futures Contracts:
Average Notional Balance Long	$317,112,336
Average Notional Balance Short	$274,436,754

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2018, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Securities Lending

During the six months ended June 30, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2018, were $19,505,998, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

24

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the six months ended June 30, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2018, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc., 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,833, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $357,000,000.

NatWest Markets Securities, Inc., 1.90%, dated 6/27/2018, due 7/3/2018, repurchase price $225,071,250, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.63%, maturing 3/31/2020 - 8/15/2043; total market value $229,504,042.

Nomura Securities International, Inc., 2.10%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,250, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 8.00%, maturing 7/31/2018 - 8/15/2047; total market value $357,000,008.

Pershing LLC, 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $450,077,250, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 11.50%, maturing 7/25/2019 - 4/20/2068; total

25

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

At June 30, 2018, the Fund’s investment in the joint repos were subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$8,505,998	$—	$8,505,998	$(8,505,998)	$—
NatWest Markets Securities, Inc.	3,000,000	—	3,000,000	(3,000,000)	$—
Nomura Securities International, Inc.	3,000,000	—	3,000,000	(3,000,000)	$—
Pershing LLC	5,000,000	—	5,000,000	(5,000,000)	$—
Total	$19,505,998	$—	$19,505,998	$(19,505,998)	$—

Amounts designated as “—” are zero.

*

At June 30, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on the Fund’s Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital

26

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.35%
$1 billion and up to $1.5 billion	0.34%
$1.5 billion and more	0.33%

27

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate was 0.34%. During the six months ended June 30, 2018, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $779,796.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $272,220 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $3,669.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $168,584.

28

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $289,168,741 and sales of $289,582,233 (excluding short-term securities). These figures include purchases and sales of long-term U.S. Government securities, if any.

For the six months ended June 30, 2018, the Fund had purchases of $185,977,225 and sales of $21,949,758 of U.S. Government securities (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Bank Loans

The bank loans in which the Fund invests are subject to the risks that generally apply to fixed-income securities, such as interest rate risk, credit risk, liquidity risk, as well as, where applicable, foreign securities risk, emerging markets risk, and lower quality or high-yield risk. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. Collateral may include security interests in receivables, goods, commodities, or real property. For trade finance loan transactions, the collateral

29

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

itself may be the source of proceeds to repay the loan (i.e., the borrower’s ability to repay the loan will be dependent on the borrower’s ability to sell, and the purchaser’s ability to buy, the goods or commodities that are collateral for the loan). Interests in loan instruments may be tranched or tiered with respect to collateral rights. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a bank loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Unsecured loans expose the lenders, and thus the Fund, to increased credit risk.

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

30

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

9.  Federal Tax Information

As of June 30, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,924,995,368	$4,691,612	$(26,229,098)	$(21,537,486)

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit and Interfund Lending”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

31

Supplemental Information

June 30, 2018 (Unaudited)

American Century NVIT Multi Cap Value Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT Dynamic U.S. Growth Fund

(formerly, NVIT Large Cap Growth Fund)

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The

Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds and multi-manager funds;

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

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Supplemental Information (Continued)

June 30, 2018 (Unaudited)

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the

Broadridge peer group provided an appropriate comparison and for Funds with multiple Sub-Advisers.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s assessment the financial condition and stability of the Sub-Advisers; and

●	Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where

33

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Funds without identified performance or expense challenges

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Nationwide Fund, and NVIT Short Term Bond Fund.

Performance

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. They also considered that each of the Funds had achieved relative performance at the 50th comparative percentile or higher (except in the case of NVIT Core Plus Bond Fund and NVIT Short Term Bond Fund, which had achieved performance in the 51st and 53rd comparative percentiles, respectively) for the three-year period ended August 31, 2017. The Trustees determined on the basis of all of the information presented to them that each of the Funds had achieved a level of performance consistent with continuation of the Fund’s advisory agreement.

Actual Advisory Fee and Total Expense Ratio

The Trustees considered information concerning the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of the Funds. They considered, among other things, any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year, comparative information regarding the fees and expenses of peer funds, and the comparative quintile ranking of each Fund’s fees and expenses against its Broadridge expense group (where each Fund’s total expense ratio and actual advisory fee were above the median of the Fund’s peer group except in the case of the actual advisory fee for Neuberger Berman NVIT Socially Responsible Fund where the Fund’s actual advisory fee ranked in the 53 comparative percentile). After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Funds with expense challenges but without identified performance challenges

BlackRock NVIT Equity Dividend Fund, BlackRock NVIT Managed Global Allocation Fund, Federated NVIT High Income Bond Fund, NVIT Government Money Market Fund, NVIT Multi Sector Bond Fund, and Templeton NVIT International Value Fund.

Performance

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. They also considered that each of the Funds had achieved relative performance at the 50th comparative percentile or higher (except in the case of Templeton NVIT International Value Fund, which had achieved performance in the 52nd comparative percentile) for the three-year period ended August 31, 2017 (or the two-year period ended August 31, 2017 with respect to BlackRock NVIT Managed Global Allocation Fund, which commenced operations in July 2015). The Trustees determined on the basis of all of the information presented to them that each of the Funds had achieved a level of performance consistent with continuation of the Fund’s advisory agreement.

34

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

Actual Advisory Fee and Total Expense Ratio

The Trustees considered that each of the Funds had an actual advisory fee or total expense ratio, or both, that ranked at a level (typically below the third comparative quintile) that justified more detailed review. The Trustees considered the following factors, among others.

The Trustees noted that the actual advisory fee rate of Federated NVIT High Income Bond Fund, NVIT Government Money Market Fund, NVIT Multi Sector Bond Fund and Templeton NVIT International Value Fund did not rank within the top three quintiles of the Fund’s Broadridge expense group. The Trustees considered, however, that the total expense ratio (including 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) for each of these Funds, except for NVIT Government Money Market Fund, ranked within the top three quintiles of the Fund’s Broadridge expense group.

Federated NVIT High Income Bond Fund. The Trustees noted that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the first comparative quintile, and that, although the Fund’s actual advisory fee was above the median of its peer group, at the 71st comparative percentile, it was within the range of its peers.

NVIT Government Money Market Fund. The Trustees noted that the Fund’s actual advisory fee and total expense ratio were relatively high compared to the Broadridge expense group. The Trustees considered that the Adviser had implemented a ten-basis point advisory fee reduction in connection with the Fund’s transition to a government money market fund effective March 9, 2017. The Trustees considered the Adviser’s statements that, due to extraordinary fee waivers and expense limitations during the recent period of historically low short-term interest rates, the comparability of advisory fees and total expense ratios presented for peer funds in the Broadridge expense group was limited. In light of developments in the market for comparable funds the Trustees determined to continue to monitor the fees paid by the Fund to determine whether further fee changes might be appropriate.

NVIT Multi Sector Bond Fund. The Trustees noted the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked first among the Fund’s peers. The Trustees considered the Adviser’s statements that the Fund’s expense peer group is comprised of general bond funds, and that, when the Fund’s expenses are compared against a list of peer funds that include only multi-sector bond funds, the Fund’s actual advisory fee compares substantially more favorably. The Trustees also considered the Adviser’s statement that it had reduced its advisory fee in 2017 by 5 basis points, and that it lowered the Fund’s expense cap by 2 basis points in 2016.

Templeton NVIT International Value Fund. The Trustees noted the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the second comparative quintile. The Trustees also considered the Adviser’s statement that the Fund’s actual advisory fee was at approximately the 60th comparative percentile, within the range of peer funds.

BlackRock NVIT Equity Dividend Fund. The Trustees noted that the Fund’s actual advisory fee was below the peer group median. The Trustees also noted that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) was ranked within the fifth quintile of its Broadridge expense group but considered the Adviser’s statement, that, effective January 2017, in connection with the appointment of the Fund’s current sub-adviser, the Adviser had implemented an expense limitation agreement for the Fund that lowered the Fund’s total expense ratio, and that that expense reduction was effective for only a

35

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

part of the year over which the Fund’s expenses were measured.

BlackRock NVIT Managed Global Allocation Fund. The Trustees noted that the Fund’s actual advisory fee ranked within the second quintile of the Fund’s Broadridge expense group. They also considered that, although the Fund’s total expense ratio was above the median of the Fund’s peers, it exceeded the 60th comparative percentile by only 1.6 basis points; and that a number of the Fund’s peers are quite large relative to the Fund and likely enjoy substantial economies of scale not currently available to the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Funds with performance challenges but without identified expense challenges

American Century NVIT Multi Cap Value Fund, NVIT Emerging Markets Fund, NVIT International Equity Fund, NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund), and NVIT Real Estate Fund.

Actual Advisory Fee and Total Expense Ratio

The Trustees considered information concerning the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of these Funds. They considered, among other things, any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year, comparative information regarding the fees and expenses of peer funds, and the comparative quintile ranking of each Fund’s fees and expenses against its Broadridge expense group. The Trustees considered that the total expense ratio (including 12b-1 and non-12b-1 service fees) of each Fund ranked in the first comparative quintile of its peer group, and that the actual advisory fees of each Fund ranked in the 60th comparative percentile or better in comparison to its peers. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Performance

The Trustees identified each of these Funds as having achieved a level of total return performance that warranted additional consideration, based on comparison with funds in their respective performance universes for the three-year period ended August 31, 2017. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as information provided during investment review meetings conducted by the Board with the Adviser’s and/or the Sub-Advisers’ portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

American Century NVIT Multi Cap Value Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of unfavorable overweights to out-of-favor or underperforming sectors and stock selection, and the Adviser’s statements that the Sub-Adviser’s high-quality investment style has been out-of-favor over the past 12-months during which the Fund’s underperformance was concentrated. The Trustees further considered the Adviser’s statements that it would further assess the Fund’s performance and the Sub-Adviser’s process in the coming year.

NVIT Emerging Markets Fund. The Trustees considered that, effective February 2016, two new Sub-Advisers replaced the Fund’s former Sub-Adviser, and observed that the Fund’s underperformance was attributable principally to the Fund’s prior Sub-Adviser.

36

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

The Trustees also considered that the Fund’s performance had improved from the third comparative quintile for the three-year period to the second comparative quintile for the one-year period.

NVIT International Equity Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance compared to its peers is substantially the result of what the Adviser considers an inappropriate assignment of the Fund to a peer group with a “growth” bias, rather than to a “core” peer group, which the Adviser considers more appropriate, and where the Fund’s performance would compare significantly more favorably. The Trustees also considered the Adviser’s statements that the Sub-Adviser’s investment process has been consistent since the portfolio management team began managing the Fund and that the Fund’s performance has improved since the replacement of its prior Sub-Adviser in 2013.

NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund). The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of unfavorable underweight positions and stock selection and the structural issues that present difficulties for active managers to deliver alpha within the large growth category. The Trustees also considered the Adviser’s statement that the Sub-Adviser’s quantitative model-driven strategy may be contributing to the Fund’s underperformance, and that the Adviser intends to maintain heightened monitoring of the Fund’s performance going forward.

NVIT Real Estate Fund. The Trustees considered that, effective September 2017, a new Sub-Adviser replaced the former Sub-Adviser, and observed that the Fund’s underperformance was attributable to the Fund’s prior Sub-Adviser.

Funds with performance and expense challenges

NVIT Government Bond Fund and NVIT Managed American Funds Growth-Income Fund.

The Trustees identified each of these Funds as having achieved a level of total return performance that warranted additional consideration, based on comparison with funds in their respective performance universes for the three-year period ended August 31, 2017. In addition, the Trustees considered that each of the Funds had an actual advisory fee or total expense ratio that ranked at a level (typically below the third comparative quintile) that justified more detailed review.

NVIT Government Bond Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of the longer-term oriented positioning of the Fund’s portfolio and certain portfolio overweights. The Trustee’s considered the Adviser’s statements that the environment during the period under review was unfavorable for the longer-term oriented positioning of the portfolio, but that the Fund’s portfolio is structured well for the possibility of gradually rising interest rates and continuing economic growth.

As to the Fund’s expenses, the Trustees considered that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the second comparative quintile and that the Fund’s actual advisory fee was one basis point higher than the 60th comparative percentile.

NVIT Managed American Funds Growth-Income Fund. The Trustees considered that the Fund is designed to be offered as an investment option under variable insurance products, and that the Fund’s investment strategy calls for the Adviser to apply an overlay strategy intended to reduce volatility of the Fund under various market conditions. The Trustees considered the Adviser’s statement that, due to the levels

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Supplemental Information (Continued)

June 30, 2018 (Unaudited)

of short-term volatility in the equity markets at various times during the performance measuring period, the use of the overlay had detracted from the Fund’s performance due to its causing the Fund to underweight equities. The Trustees also noted the Adviser’s statement that market conditions in the one-year period were more amenable to the Fund’s overlay strategy, and the Fund achieved performance in the 28th comparative percentile.

As to the Fund’s expenses, the Trustees noted the Adviser’s actual advisory fee was the lowest of the funds in the Fund’s peer group, although the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) was the highest in the group. The Trustees considered the Adviser’s statement that the Fund’s peer group is small and narrowly focused and not representative of funds with investment strategies similar to those of the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that: (i) the Adviser’s explanation regarding these Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period; and (ii) each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

-        -        -

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, is subject to contractual advisory fee breakpoints. The Trustees considered that the Adviser had agreed to implement a contractual advisory fee breakpoint for NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund effective April 30, 2018. With respect to Blackrock NVIT Managed Global Allocation Fund, the Trustees determined to continue to monitor the fees paid by the Fund to determine whether breakpoints might become appropriate.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

38

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

39

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

40

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

41

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

42

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

43

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

44

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

45

Semiannual Report

June 30, 2018 (Unaudited)

NVIT Nationwide Fund

SAR-NAT 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT Nationwide Fund

Asset Allocation†

Common Stocks	97.3%
Repurchase Agreements	2.1%
Futures††	0.0%
Other assets in excess of liabilities	0.6%
100.0%

Top Industries†††

Insurance	6.0%
Electric Utilities	5.9%
IT Services	5.8%
Health Care Equipment & Supplies	4.9%
Software	4.8%
Aerospace & Defense	4.7%
Banks	4.1%
Capital Markets	3.7%
Pharmaceuticals	3.5%
Internet Software & Services	3.4%
Other Industries*	53.2%
100.0%

Top Holdings†††

Adobe Systems, Inc.	1.6%
Baxter International, Inc.	1.6%
UnitedHealth Group, Inc.	1.6%
Microsoft Corp.	1.5%
Home Depot, Inc. (The)	1.5%
NextEra Energy, Inc.	1.5%
Alphabet, Inc., Class A	1.4%
Amazon.com, Inc.	1.4%
Visa, Inc., Class A	1.4%
PepsiCo, Inc.	1.4%
Other Holdings*	85.1%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	NVIT Nationwide Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Nationwide Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)
Class I Shares	Actual	(b)	1,000.00	1,033.50	3.98	0.79
	Hypothetical	(b)(c)	1,000.00	1,020.88	3.96	0.79
Class II Shares	Actual	(b)	1,000.00	1,032.00	5.24	1.04
	Hypothetical	(b)(c)	1,000.00	1,019.64	5.21	1.04
Class IV Shares	Actual	(b)	1,000.00	1,033.50	3.98	0.79
	Hypothetical	(b)(c)	1,000.00	1,020.88	3.96	0.79

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT Nationwide Fund

Common Stocks 97.3%

	Shares	Value

Aerospace & Defense 4.7%
Boeing Co. (The)	26,119	$8,763,186
General Dynamics Corp.	50,143	9,347,157
L3 Technologies, Inc.	27,307	5,251,682
Lockheed Martin Corp.	7,798	2,303,763
Northrop Grumman Corp.	17,536	5,395,827
Raytheon Co.	26,495	5,118,304

		36,179,919

Air Freight & Logistics 0.4%
Expeditors International of Washington, Inc.	38,692	2,828,385

Airlines 0.6%
Delta Air Lines, Inc.	26,538	1,314,693
Southwest Airlines Co.	59,783	3,041,759

		4,356,452

Auto Components 0.1%
Aptiv plc	4,760	436,159

Banks 4.0%
Bank of the Ozarks (a)	65,200	2,936,608
Huntington Bancshares, Inc.	114,215	1,685,813
JPMorgan Chase & Co.	58,018	6,045,476
KeyCorp	54,436	1,063,680
M&T Bank Corp.	12,488	2,124,833
Signature Bank*	12,874	1,646,327
SVB Financial Group*	3,358	969,656
TCF Financial Corp.	30,105	741,185
US Bancorp	122,310	6,117,946
Wells Fargo & Co.	143,776	7,970,942

		31,302,466

Beverages 3.4%
Brown-Forman Corp., Class B	2,653	130,023
Coca-Cola Co. (The)	237,699	10,425,478
Constellation Brands, Inc., Class A	5,726	1,253,250
Monster Beverage Corp.*	66,102	3,787,645
PepsiCo, Inc.	97,664	10,632,680

		26,229,076

Biotechnology 0.7%
Biogen, Inc.*	1,656	480,638
Celgene Corp.*	3,905	310,135
Exelixis, Inc.*	7,535	162,153
Vertex Pharmaceuticals, Inc.*	27,175	4,618,663

		5,571,589

Capital Markets 3.7%
Ameriprise Financial, Inc.	17,019	2,380,617
Cboe Global Markets, Inc.	44,058	4,585,116
CME Group, Inc. (a)	52,503	8,606,292
Franklin Resources, Inc.	6,276	201,146
MarketAxess Holdings, Inc. (a)	17,786	3,519,138
MSCI, Inc.	29,525	4,884,321
SEI Investments Co.	27,358	1,710,422
State Street Corp.	3,632	338,103
T. Rowe Price Group, Inc.	22,170	2,573,715

		28,798,870

Common Stocks (continued)

	Shares	Value

Chemicals 1.1%
Air Products & Chemicals, Inc.	4,353	$677,893
DowDuPont, Inc.	37,894	2,497,973
Ecolab, Inc.	16,629	2,333,548
International Flavors & Fragrances, Inc.	996	123,464
LyondellBasell Industries NV, Class A	1,424	156,426
NewMarket Corp.	1,350	546,075
PPG Industries, Inc.	19,121	1,983,421

		8,318,800

Commercial Services & Supplies 1.7%
Copart, Inc.*	15,158	857,337
Republic Services, Inc.	40,695	2,781,910
Rollins, Inc.	58,211	3,060,734
Waste Management, Inc.	78,320	6,370,549

		13,070,530

Communications Equipment 2.2%
Arista Networks, Inc.* (a)	3,817	982,839
Cisco Systems, Inc.	242,552	10,437,013
F5 Networks, Inc.* (a)	32,264	5,563,927

		16,983,779

Consumer Finance 0.7%
Discover Financial Services	72,035	5,071,984

Distributors 0.4%
Pool Corp.	21,071	3,192,257

Diversified Consumer Services 0.5%
H&R Block, Inc.	105,851	2,411,286
Service Corp. International	51,783	1,853,313

		4,264,599

Diversified Telecommunication Services 0.4%
Verizon Communications, Inc.	59,316	2,984,188

Electric Utilities 5.8%
Alliant Energy Corp. (a)	5,271	223,069
American Electric Power Co., Inc.	94,272	6,528,336
Duke Energy Corp.	15,983	1,263,936
Edison International	81,687	5,168,337
Evergy, Inc.	81,714	4,588,241
Eversource Energy (a)	52,192	3,058,973
NextEra Energy, Inc.	66,849	11,165,788
PG&E Corp.	45,956	1,955,887
Pinnacle West Capital Corp.	81,672	6,579,496
Xcel Energy, Inc.	98,606	4,504,322

		45,036,385

Electrical Equipment 0.5%
Eaton Corp. plc (a)	43,101	3,221,369
Emerson Electric Co.	8,211	567,709
nVent Electric plc*	15,733	394,898

		4,183,976

Electronic Equipment, Instruments & Components 1.4%
Amphenol Corp., Class A	4,613	402,023
Cognex Corp.	5,938	264,894
Coherent, Inc.* (a)	4,226	661,031

5

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Nationwide Fund (Continued)

Common Stocks (continued)

	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Dolby Laboratories, Inc., Class A (a)	12,627	$778,960
FLIR Systems, Inc.	89,569	4,654,901
IPG Photonics Corp.*	4,285	945,399
National Instruments Corp.	24,269	1,018,812
Trimble, Inc.*	71,777	2,357,157

		11,083,177

Food & Staples Retailing 1.8%
Costco Wholesale Corp.	3,520	735,610
Sysco Corp.	101,622	6,939,767
US Foods Holding Corp.*	59,282	2,242,045
Walmart, Inc.	49,999	4,282,414

		14,199,836

Food Products 2.1%
Campbell Soup Co. (a)	39,455	1,599,506
Flowers Foods, Inc. (a)	119,612	2,491,518
Hershey Co. (The)	26,780	2,492,147
Hormel Foods Corp. (a)	56,191	2,090,867
Ingredion, Inc.	9,255	1,024,528
McCormick & Co., Inc. (Non-Voting) (a)	2,209	256,443
Mondelez International, Inc., Class A	95,057	3,897,337
Tyson Foods, Inc., Class A	35,320	2,431,782

		16,284,128

Gas Utilities 0.9%
Atmos Energy Corp.	33,816	3,048,174
UGI Corp.	68,903	3,587,779

		6,635,953

Health Care Equipment & Supplies 4.9%
Abbott Laboratories	86,237	5,259,594
ABIOMED, Inc.*	11,351	4,643,126
Align Technology, Inc.*	16,971	5,806,458
Baxter International, Inc.	161,439	11,920,656
DexCom, Inc.*	2,741	260,340
Edwards Lifesciences Corp.*	1,935	281,678
IDEXX Laboratories, Inc.*	6,903	1,504,440
Intuitive Surgical, Inc.*	13,983	6,690,586
Varian Medical Systems, Inc.* (a)	11,219	1,275,825

		37,642,703

Health Care Providers & Services 2.9%
AmerisourceBergen Corp.	2,227	189,896
Anthem, Inc.	16,402	3,904,168
Cigna Corp.	7,036	1,195,768
Humana, Inc.	16,569	4,931,432
UnitedHealth Group, Inc.	48,580	11,918,617

		22,139,881

Hotels, Restaurants & Leisure 2.4%
Aramark	50,760	1,883,196
Darden Restaurants, Inc.	14,275	1,528,281
Domino’s Pizza, Inc.	3,770	1,063,781
McDonald’s Corp.	21,933	3,436,682
Royal Caribbean Cruises Ltd.	21,065	2,182,334
Starbucks Corp.	120,642	5,893,362
Yum! Brands, Inc.	32,660	2,554,665

		18,542,301

Common Stocks (continued)

	Shares	Value

Household Durables 0.2%
Garmin Ltd.	26,273	$1,602,653

Household Products 1.7%
Clorox Co. (The)	21,036	2,845,119
Colgate-Palmolive Co.	32,212	2,087,660
Procter & Gamble Co. (The)	103,953	8,114,571

		13,047,350

Industrial Conglomerates 1.3%
3M Co.	25,461	5,008,688
Honeywell International, Inc.	33,390	4,809,829

		9,818,517

Insurance 6.0%
Allstate Corp. (The)	78,364	7,152,282
American Financial Group, Inc.	32,093	3,444,542
Aon plc	9,975	1,368,271
Arch Capital Group Ltd.*	28,401	751,490
Axis Capital Holdings Ltd.	31,533	1,753,865
Chubb Ltd.	55,174	7,008,201
Erie Indemnity Co., Class A	2,424	284,238
First American Financial Corp.	2,739	141,661
FNF Group	134,190	5,048,228
Markel Corp.*	1,291	1,399,896
Marsh & McLennan Cos., Inc.	22,352	1,832,193
ProAssurance Corp.	7,790	276,156
Progressive Corp. (The)	151,005	8,931,946
Travelers Cos., Inc. (The)	33,881	4,145,002
WR Berkley Corp. (a)	38,429	2,782,644

		46,320,615

Internet & Direct Marketing Retail 2.4%
Amazon.com, Inc.*	6,448	10,960,311
Booking Holdings, Inc.*	1,732	3,510,920
Netflix, Inc.*	8,873	3,473,158
Wayfair, Inc., Class A* (a)	5,162	613,039

		18,557,428

Internet Software & Services 3.4%
Alphabet, Inc., Class A*	9,803	11,069,450
CoStar Group, Inc.*	6,348	2,619,375
Facebook, Inc., Class A*	45,266	8,796,089
IAC/InterActiveCorp*	12,607	1,922,441
VeriSign, Inc.*	14,557	2,000,423

		26,407,778

IT Services 5.8%
Accenture plc, Class A	38,228	6,253,718
Amdocs Ltd.	32,379	2,143,166
Automatic Data Processing, Inc.	13,213	1,772,392
Broadridge Financial Solutions, Inc.	2,776	319,518
Cognizant Technology Solutions Corp., Class A	32,823	2,592,689
Fidelity National Information Services, Inc.	42,930	4,551,868
Fiserv, Inc.*	10,282	761,793
Jack Henry & Associates, Inc. (a)	14,105	1,838,728
Mastercard, Inc., Class A	43,092	8,468,440
Paychex, Inc.	29,252	1,999,374

6

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Nationwide Fund (Continued)

Common Stocks (continued)

	Shares	Value

IT Services (continued)
Square, Inc., Class A*	53,064	$3,270,865
Visa, Inc., Class A (a)	80,801	10,702,092

		44,674,643

Life Sciences Tools & Services 2.6%
Agilent Technologies, Inc.	92,180	5,700,411
Illumina, Inc.*	9,817	2,741,790
Mettler-Toledo International, Inc.*	3,798	2,197,637
Thermo Fisher Scientific, Inc.	44,205	9,156,624

		19,796,462

Machinery 1.2%
Graco, Inc.	8,952	404,809
IDEX Corp.	7,454	1,017,322
Illinois Tool Works, Inc.	20,950	2,902,413
Ingersoll-Rand plc	40,955	3,674,892
Pentair plc	15,733	662,045
Toro Co. (The)	2,994	180,388
Xylem, Inc.	10,865	732,084

		9,573,953

Media 1.0%
Comcast Corp., Class A	88,936	2,917,990
Live Nation Entertainment, Inc.* (a)	36,521	1,773,825
Walt Disney Co. (The)	28,194	2,955,013

		7,646,828

Multi-Utilities 3.4%
Ameren Corp.	156,063	9,496,434
CMS Energy Corp.	53,868	2,546,879
Consolidated Edison, Inc.	55,377	4,318,298
Dominion Energy, Inc. (a)	2,364	161,177
Public Service Enterprise Group, Inc. (a)	75,478	4,086,379
WEC Energy Group, Inc.	82,875	5,357,869

		25,967,036

Oil, Gas & Consumable Fuels 1.0%
Chevron Corp.	12,784	1,616,281
Exxon Mobil Corp.	45,718	3,782,250
Phillips 66 (a)	21,106	2,370,415

		7,768,946

Personal Products 0.9%
Estee Lauder Cos., Inc. (The), Class A	25,660	3,661,425
Nu Skin Enterprises, Inc., Class A	41,288	3,228,309

		6,889,734

Pharmaceuticals 3.5%
Bristol-Myers Squibb Co.	49,677	2,749,125
Eli Lilly & Co.	39,376	3,359,954
Johnson & Johnson	78,707	9,550,307
Merck & Co., Inc.	92,218	5,597,633
Pfizer, Inc.	136,603	4,955,957
Zoetis, Inc.	8,256	703,329

		26,916,305

Professional Services 0.5%
Robert Half International, Inc.	58,767	3,825,732

Common Stocks (continued)

	Shares	Value

Road & Rail 0.4%
CSX Corp.	9,261	$590,666
Kansas City Southern	2,547	269,880
Landstar System, Inc.	21,958	2,397,814

		3,258,360

Semiconductors & Semiconductor Equipment 2.7%
Applied Materials, Inc.	37,586	1,736,097
Broadcom, Inc.	8,548	2,074,087
Intel Corp.	18,801	934,598
Marvell Technology Group Ltd. (a)	12,401	265,877
Maxim Integrated Products, Inc.	18,225	1,069,078
NVIDIA Corp.	18,811	4,456,326
Skyworks Solutions, Inc.	15,197	1,468,790
Texas Instruments, Inc.	64,847	7,149,382
Xilinx, Inc.	30,503	1,990,626

		21,144,861

Software 4.8%
Adobe Systems, Inc.*	49,232	12,003,254
ANSYS, Inc.*	2,126	370,307
Cadence Design Systems, Inc.*	12,768	552,982
Electronic Arts, Inc.*	15,445	2,178,054
Fortinet, Inc.*	7,360	459,485
Intuit, Inc.	30,201	6,170,215
Manhattan Associates, Inc.*	7,051	331,467
Microsoft Corp.	119,628	11,796,517
Oracle Corp.	53,034	2,336,678
Red Hat, Inc.*	5,884	790,633

		36,989,592

Specialty Retail 2.5%
Home Depot, Inc. (The)	58,689	11,450,224
Lowe’s Cos., Inc.	53,863	5,147,687
Tractor Supply Co.	10,225	782,110
Williams-Sonoma, Inc. (a)	27,880	1,711,274

		19,091,295

Technology Hardware, Storage & Peripherals 0.8%
Apple, Inc.	32,696	6,052,357

Textiles, Apparel & Luxury Goods 0.9%
Lululemon Athletica, Inc.*	59,143	7,384,004

Tobacco 1.8%
Altria Group, Inc.	98,823	5,612,158
Philip Morris International, Inc.	105,073	8,483,594

		14,095,752

Trading Companies & Distributors 0.1%
Fastenal Co. (a)	14,535	699,570

Water Utilities 1.1%
American Water Works Co., Inc. (a)	76,145	6,501,260
Aqua America, Inc.	66,816	2,350,587

		8,851,847

Total Common Stocks (cost $637,380,461)		751,719,011

7

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Nationwide Fund (Continued)

Repurchase Agreements 2.1%

	Principal Amount	Value

ML Pierce Fenner & Smith, Inc., 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $6,776,394, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $6,910,701. (b)(c)	$6,775,197	$6,775,197
NatWest Markets Securities, Inc., 1.90%, dated 6/27/2018, due 7/3/2018, repurchase price $2,000,633, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.63%, maturing 3/31/2020 - 8/15/2043; total market value $2,040,036. (b)(c)	2,000,000	2,000,000
Nomura Securities International, Inc., 2.10%, dated 6/29/2018, due 7/2/2018, repurchase price $5,000,875, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 8.00%, maturing 7/31/2018 - 8/15/2047; total market value $5,100,000. (b)(c)	5,000,000	5,000,000

Repurchase Agreements (continued)

	Principal Amount	Value

Pershing LLC, 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $2,200,378, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 11.50%, maturing 7/25/2019 - 4/20/2068; total market value $2,244,00. (b)(c)	$2,200,000	$2,200,000

Total Repurchase Agreements (cost $15,975,197)		15,975,197

Total Investments (cost $653,355,658) — 99.4%		767,694,208

Other assets in excess of liabilities — 0.6%		4,584,365

NET ASSETS — 100.0%		$772,278,573

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at June 30, 2018. The total value of securities on loan at June 30, 2018 was $38,615,713, which was collateralized by cash used to purchase a repurchase agreement with a value of $15,975,197 and by $23,510,430 of collateral in the form of U.S Government Treasury Securities, interest rates ranging from 0.00% - 8.75%, and maturity dates ranging from 7/26/2018 - 2/15/2048, a total value of $39,485,627.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2018 was $15,975,197.

(c)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

Futures contracts outstanding as of June 30, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	112	9/2018	USD	15,240,960	(351,005)

					(351,005)

At June 30, 2018 the Fund had $689,920 segregated as collateral with the broker for open future contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

8

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT Nationwide Fund
Assets:
Investment securities, at value* (cost $637,380,461)	$751,719,011
Repurchase agreements, at value (cost $15,975,197)	15,975,197
Cash	19,687,296
Deposits with broker for futures contracts	689,920
Interest and dividends receivable	777,304
Security lending income receivable	9,032
Receivable for capital shares issued	23,358
Reclaims receivable	2,785
Receivable for variation margin on futures contracts	12,739
Prepaid expenses	30,409

Total Assets	788,927,051

Liabilities:
Payable for capital shares redeemed	123,440
Payable upon return of securities loaned (Note 2)	15,975,197
Accrued expenses and other payables:
Investment advisory fees	372,752
Fund administration fees	28,721
Distribution fees	22,348
Administrative servicing fees	102,225
Accounting and transfer agent fees	132
Trustee fees	272
Custodian fees	4,280
Compliance program costs (Note 3)	709
Professional fees	13,756
Other	4,646

Total Liabilities	16,648,478

Net Assets	$772,278,573

Represented by:
Capital	$640,644,062
Accumulated undistributed net investment income	4,813,995
Accumulated net realized gains from investment securities and futures contracts	12,832,971
Net unrealized appreciation/(depreciation) in investment securities	114,338,550
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(351,005)

Net Assets	$772,278,573

*	Includes value of securities on loan of $38,615,713 (Note 2).

9

Statement of Assets and Liabilities (Continued)

June 30, 2018 (Unaudited)

NVIT Nationwide Fund
Net Assets:
Class I Shares	$542,547,438
Class II Shares	107,166,610
Class IV Shares	122,564,525

Total	$772,278,573

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	27,471,295
Class II Shares	5,454,123
Class IV Shares	6,208,767

Total	39,134,185

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$19.75
Class II Shares	$19.65
Class IV Shares	$19.74

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT Nationwide Fund
INVESTMENT INCOME:
Dividend income	$7,167,369
Interest income	85,801
Income from securities lending (Note 2)	29,655
Foreign tax withholding	(79)

Total Income	7,282,746

EXPENSES:
Investment advisory fees	2,235,123
Fund administration fees	127,170
Distribution fees Class II Shares	136,222
Administrative servicing fees Class I Shares	401,374
Administrative servicing fees Class II Shares	81,733
Administrative servicing fees Class IV Shares	91,743
Professional fees	28,238
Printing fees	21,759
Trustee fees	11,773
Custodian fees	14,243
Accounting and transfer agent fees	668
Compliance program costs (Note 3)	1,489
Other	8,706

Total Expenses	3,160,241

NET INVESTMENT INCOME	4,122,505

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	13,586,437
Expiration or closing of futures contracts (Note 2)	80,361

Net realized gains	13,666,798

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	7,644,005
Futures contracts (Note 2)	(351,005)

Net change in unrealized appreciation/depreciation	7,293,000

Net realized/unrealized gains	20,959,798

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$25,082,303

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT Nationwide Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$4,122,505	$7,669,089
Net realized gains	13,666,798	127,413,784
Net change in unrealized appreciation/depreciation	7,293,000	4,242,249

Change in net assets resulting from operations	25,082,303	139,325,122

Distributions to Shareholders From:
Net investment income:
Class I	–	(5,202,031)
Class II	–	(831,896)
Class IV	–	(1,192,852)

Change in net assets from shareholder distributions	–	(7,226,779)

Change in net assets from capital transactions	(27,634,878)	(74,414,593)

Change in net assets	(2,552,575)	57,683,750

Net Assets:
Beginning of period	774,831,148	717,147,398

End of period	$772,278,573	$774,831,148

Accumulated undistributed net investment income at end of period	$4,813,995	$691,490

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$13,325,611	$13,836,313
Dividends reinvested	–	5,202,031
Cost of shares redeemed	(27,458,439)	(67,778,574)

Total Class I Shares	(14,132,828)	(48,740,230)

Class II Shares
Proceeds from shares issued	178,721	3,953,996
Dividends reinvested	–	831,896
Cost of shares redeemed	(9,367,616)	(23,631,756)

Total Class II Shares	(9,188,895)	(18,845,864)

Class IV Shares
Proceeds from shares issued	506,458	1,479,529
Dividends reinvested	–	1,192,852
Cost of shares redeemed	(4,819,613)	(9,500,880)

Total Class IV Shares	(4,313,155)	(6,828,499)

Change in net assets from capital transactions	$(27,634,878)	$(74,414,593)

12

Statements of Changes in Net Assets (Continued)

	NVIT Nationwide Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	668,696	792,236
Reinvested	–	272,500
Redeemed	(1,409,426)	(3,840,721)

Total Class I Shares	(740,730)	(2,775,985)

Class II Shares
Issued	9,256	218,728
Reinvested	–	43,738
Redeemed	(483,511)	(1,350,371)

Total Class II Shares	(474,255)	(1,087,905)

Class IV Shares
Issued	25,868	83,929
Reinvested	–	62,519
Redeemed	(246,224)	(538,294)

Total Class IV Shares	(220,356)	(391,846)

Total change in shares	(1,435,341)	(4,255,736)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Nationwide Fund

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Six Months Ended June 30, 2018 (Unaudited)	$19.11	0.11	0.53	0.64	–	–	$19.75	3.35%	$542,547,438	0.79%	1.11%	0.79%	6.39%
Year Ended December 31, 2017	$16.01	0.19	3.10	3.29	(0.19)	(0.19)	$19.11	20.52%	$539,162,094	0.79%	1.06%	0.79%	119.12%
Year Ended December 31, 2016	$14.57	0.21	1.45	1.66	(0.22)	(0.22)	$16.01	11.39%	$496,092,639	0.79%	1.42%	0.79%	58.09%
Year Ended December 31, 2015	$14.62	0.18	(0.04)	0.14	(0.19)	(0.19)	$14.57	0.94%	$494,724,121	0.79%	1.20%	0.79%	67.90%
Year Ended December 31, 2014	$13.19	0.16	1.43	1.59	(0.16)	(0.16)	$14.62	12.15%	$524,589,219	0.79%	1.13%	0.79%	47.32%
Year Ended December 31, 2013	$10.19	0.15	3.01	3.16	(0.16)	(0.16)	$13.19	31.10%	$497,167,860	0.79%	1.27%	0.79%	108.73%

Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$19.04	0.08	0.53	0.61	–	–	$19.65	3.20%	$107,166,610	1.04%	0.86%	1.04%	6.39%
Year Ended December 31, 2017	$15.95	0.14	3.09	3.23	(0.14)	(0.14)	$19.04	20.24%	$112,858,440	1.04%	0.81%	1.04%	119.12%
Year Ended December 31, 2016	$14.51	0.17	1.45	1.62	(0.18)	(0.18)	$15.95	11.16%	$111,902,598	1.04%	1.17%	1.04%	58.09%
Year Ended December 31, 2015	$14.56	0.14	(0.04)	0.10	(0.15)	(0.15)	$14.51	0.66%	$120,873,283	1.04%	0.95%	1.04%	67.90%
Year Ended December 31, 2014	$13.14	0.12	1.43	1.55	(0.13)	(0.13)	$14.56	11.82%	$141,445,539	1.04%	0.88%	1.04%	47.32%
Year Ended December 31, 2013	$10.15	0.12	3.00	3.12	(0.13)	(0.13)	$13.14	30.79%	$159,365,672	1.04%	1.02%	1.04%	108.73%

Class IV Shares
Six Months Ended June 30, 2018 (Unaudited)	$19.10	0.11	0.53	0.64	–	–	$19.74	3.35%	$122,564,525	0.79%	1.11%	0.79%	6.39%
Year Ended December 31, 2017	$16.00	0.19	3.10	3.29	(0.19)	(0.19)	$19.10	20.54%	$122,810,614	0.79%	1.06%	0.79%	119.12%
Year Ended December 31, 2016	$14.56	0.21	1.45	1.66	(0.22)	(0.22)	$16.00	11.40%	$109,152,161	0.79%	1.41%	0.79%	58.09%
Year Ended December 31, 2015	$14.62	0.18	(0.05)	0.13	(0.19)	(0.19)	$14.56	0.87%	$107,620,391	0.79%	1.20%	0.79%	67.90%
Year Ended December 31, 2014	$13.18	0.16	1.44	1.60	(0.16)	(0.16)	$14.62	12.23%	$115,368,233	0.79%	1.13%	0.79%	47.32%
Year Ended December 31, 2013	$10.19	0.15	3.00	3.15	(0.16)	(0.16)	$13.18	31.00%	$111,104,753	0.79%	1.27%	0.79%	108.73%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Nationwide Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I, Class II, and Class IV shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

15

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price

16

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity Securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$751,719,011	$—	$—	$751,719,011
Repurchase Agreements	—	15,975,197	—	15,975,197
Total Assets	$751,719,011	$15,975,197	$—	$767,694,208
Liabilities:
Futures Contracts	$(351,005)	$—	$—	$(351,005)
Total Liabilities	$(351,005)	$—	$—	$(351,005)
Total	$751,368,006	$15,975,197	$—	$767,343,203

Amounts designated as “–” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to for the purpose of reducing active risk in the portfolio. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their

17

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following table provides a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2018

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(351,005)
Total		$(351,005)

(a) Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2018

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$80,361
Total	$80,361

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2018

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(351,005)
Total	$(351,005)

18

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the six months ended June 30, 2018:

Futures Contracts:
Average Notional Balance Long	$6,734,514

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2018, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Securities Lending

During the six months ended June 30, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2018, were $15,975,197, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities

19

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the six months ended June 30, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2018, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc. 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,833, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $357,000,000.

NatWest Markets Securities, Inc. 1.90%, dated 6/27/2018, due 7/3/2018, repurchase price $225,071,250, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.63%, maturing 3/31/2020 - 8/15/2043; total market value $229,504,042

Nomura Securities International, Inc. 2.10%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,250collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 8.00%, maturing 7/31/2018 - 8/15/2047; total market value $357,000,008.

Pershing LLC 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $450,077,250, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 11.50%, maturing 7/25/2019 - 4/20/2068; total market value $459,000,001.

20

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

At June 30, 2018, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$6,775,197	$—	$6,775,197	$(6,775,197)	$—
NatWest Markets Securities, Inc.	2,000,000	—	2,000,000	(2,000,000)	$—
Nomura Securities International, Inc.	5,000,000	—	5,000,000	(5,000,000)	$—
Pershing LLC	2,200,000	—	2,200,000	(2,200,000)	$—
Total	$15,975,197	$—	$15,975,197	$(15,975,197)	$—

Amounts designated as “—” are zero.

*

At June 30, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not

21

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected AQR Capital Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $250 million	0.60%
$250 million up to $1 billion	0.575%
$1 billion up to $2 billion	0.55%
$2 billion up to $5 billion	0.525%
$5 billion and more	0.50%

22

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate was 0.58%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $127,170 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $1,489.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively, for a total amount of $574,850.

23

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $48,479,718 and sales of $86,686,020 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

24

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

9.  Federal Tax Information

As of June 30, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$654,202,233	$134,237,991	$(21,097,021)	$113,140,970

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit and Interfund Lending”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

25

Supplemental Information

June 30, 2018 (Unaudited)

American Century NVIT Multi Cap Value Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT Dynamic U.S. Growth Fund

(formerly, NVIT Large Cap Growth Fund)

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The

Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds and multi-manager funds;

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

26

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the

Broadridge peer group provided an appropriate comparison and for Funds with multiple Sub-Advisers.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s assessment the financial condition and stability of the Sub-Advisers; and

●	Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where

27

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Funds without identified performance or expense challenges

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Nationwide Fund, and NVIT Short Term Bond Fund.

Performance

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. They also considered that each of the Funds had achieved relative performance at the 50th comparative percentile or higher (except in the case of NVIT Core Plus Bond Fund and NVIT Short Term Bond Fund, which had achieved performance in the 51st and 53rd comparative percentiles, respectively) for the three-year period ended August 31, 2017. The Trustees determined on the basis of all of the information presented to them that each of the Funds had achieved a level of performance consistent with continuation of the Fund’s advisory agreement.

Actual Advisory Fee and Total Expense Ratio

The Trustees considered information concerning the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of the Funds. They considered, among other things, any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year, comparative information regarding the fees and expenses of peer funds, and the comparative quintile ranking of each Fund’s fees and expenses against its Broadridge expense group (where each Fund’s total expense ratio and actual advisory fee were above the median of the Fund’s peer group except in the case of the actual advisory fee for Neuberger Berman NVIT Socially Responsible Fund where the Fund’s actual advisory fee ranked in the 53 comparative percentile). After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Funds with expense challenges but without identified performance challenges

BlackRock NVIT Equity Dividend Fund, BlackRock NVIT Managed Global Allocation Fund, Federated NVIT High Income Bond Fund, NVIT Government Money Market Fund, NVIT Multi Sector Bond Fund, and Templeton NVIT International Value Fund.

Performance

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. They also considered that each of the Funds had achieved relative performance at the 50th comparative percentile or higher (except in the case of Templeton NVIT International Value Fund, which had achieved performance in the 52nd comparative percentile) for the three-year period ended August 31, 2017 (or the two-year period ended August 31, 2017 with respect to BlackRock NVIT Managed Global Allocation Fund, which commenced operations in July 2015). The Trustees determined on the basis of all of the information presented to them that each of the Funds had achieved a level of performance consistent with continuation of the Fund’s advisory agreement.

28

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

Actual Advisory Fee and Total Expense Ratio

The Trustees considered that each of the Funds had an actual advisory fee or total expense ratio, or both, that ranked at a level (typically below the third comparative quintile) that justified more detailed review. The Trustees considered the following factors, among others.

The Trustees noted that the actual advisory fee rate of Federated NVIT High Income Bond Fund, NVIT Government Money Market Fund, NVIT Multi Sector Bond Fund and Templeton NVIT International Value Fund did not rank within the top three quintiles of the Fund’s Broadridge expense group. The Trustees considered, however, that the total expense ratio (including 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) for each of these Funds, except for NVIT Government Money Market Fund, ranked within the top three quintiles of the Fund’s Broadridge expense group.

Federated NVIT High Income Bond Fund. The Trustees noted that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the first comparative quintile, and that, although the Fund’s actual advisory fee was above the median of its peer group, at the 71st comparative percentile, it was within the range of its peers.

NVIT Government Money Market Fund. The Trustees noted that the Fund’s actual advisory fee and total expense ratio were relatively high compared to the Broadridge expense group. The Trustees considered that the Adviser had implemented a ten-basis point advisory fee reduction in connection with the Fund’s transition to a government money market fund effective March 9, 2017. The Trustees considered the Adviser’s statements that, due to extraordinary fee waivers and expense limitations during the recent period of historically low short-term interest rates, the comparability of advisory fees and total expense ratios presented for peer funds in the Broadridge expense group was limited. In light of developments in the market for comparable funds the Trustees determined to continue to monitor the fees paid by the Fund to determine whether further fee changes might be appropriate.

NVIT Multi Sector Bond Fund. The Trustees noted the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked first among the Fund’s peers. The Trustees considered the Adviser’s statements that the Fund’s expense peer group is comprised of general bond funds, and that, when the Fund’s expenses are compared against a list of peer funds that include only multi-sector bond funds, the Fund’s actual advisory fee compares substantially more favorably. The Trustees also considered the Adviser’s statement that it had reduced its advisory fee in 2017 by 5 basis points, and that it lowered the Fund’s expense cap by 2 basis points in 2016.

Templeton NVIT International Value Fund. The Trustees noted the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the second comparative quintile. The Trustees also considered the Adviser’s statement that the Fund’s actual advisory fee was at approximately the 60th comparative percentile, within the range of peer funds.

BlackRock NVIT Equity Dividend Fund. The Trustees noted that the Fund’s actual advisory fee was below the peer group median. The Trustees also noted that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) was ranked within the fifth quintile of its Broadridge expense group but considered the Adviser’s statement, that, effective January 2017, in connection with the appointment of the Fund’s current sub-adviser, the Adviser had implemented an expense limitation agreement for the Fund that lowered the Fund’s total expense ratio, and that that expense reduction was effective for only a

29

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

part of the year over which the Fund’s expenses were measured.

BlackRock NVIT Managed Global Allocation Fund. The Trustees noted that the Fund’s actual advisory fee ranked within the second quintile of the Fund’s Broadridge expense group. They also considered that, although the Fund’s total expense ratio was above the median of the Fund’s peers, it exceeded the 60th comparative percentile by only 1.6 basis points; and that a number of the Fund’s peers are quite large relative to the Fund and likely enjoy substantial economies of scale not currently available to the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Funds with performance challenges but without identified expense challenges

American Century NVIT Multi Cap Value Fund, NVIT Emerging Markets Fund, NVIT International Equity Fund, NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund), and NVIT Real Estate Fund.

Actual Advisory Fee and Total Expense Ratio

The Trustees considered information concerning the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of these Funds. They considered, among other things, any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year, comparative information regarding the fees and expenses of peer funds, and the comparative quintile ranking of each Fund’s fees and expenses against its Broadridge expense group. The Trustees considered that the total expense ratio (including 12b-1 and non-12b-1 service fees) of each Fund ranked in the first comparative quintile of its peer group, and that the actual advisory fees of each Fund ranked in the 60th comparative percentile or better in comparison to its peers. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Performance

The Trustees identified each of these Funds as having achieved a level of total return performance that warranted additional consideration, based on comparison with funds in their respective performance universes for the three-year period ended August 31, 2017. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as information provided during investment review meetings conducted by the Board with the Adviser’s and/or the Sub-Advisers’ portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

American Century NVIT Multi Cap Value Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of unfavorable overweights to out-of-favor or underperforming sectors and stock selection, and the Adviser’s statements that the Sub-Adviser’s high-quality investment style has been out-of-favor over the past 12-months during which the Fund’s underperformance was concentrated. The Trustees further considered the Adviser’s statements that it would further assess the Fund’s performance and the Sub-Adviser’s process in the coming year.

NVIT Emerging Markets Fund. The Trustees considered that, effective February 2016, two new Sub-Advisers replaced the Fund’s former Sub-Adviser, and observed that the Fund’s underperformance was attributable principally to the Fund’s prior Sub-Adviser.

30

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

The Trustees also considered that the Fund’s performance had improved from the third comparative quintile for the three-year period to the second comparative quintile for the one-year period.

NVIT International Equity Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance compared to its peers is substantially the result of what the Adviser considers an inappropriate assignment of the Fund to a peer group with a “growth” bias, rather than to a “core” peer group, which the Adviser considers more appropriate, and where the Fund’s performance would compare significantly more favorably. The Trustees also considered the Adviser’s statements that the Sub-Adviser’s investment process has been consistent since the portfolio management team began managing the Fund and that the Fund’s performance has improved since the replacement of its prior Sub-Adviser in 2013.

NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund). The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of unfavorable underweight positions and stock selection and the structural issues that present difficulties for active managers to deliver alpha within the large growth category. The Trustees also considered the Adviser’s statement that the Sub-Adviser’s quantitative model-driven strategy may be contributing to the Fund’s underperformance, and that the Adviser intends to maintain heightened monitoring of the Fund’s performance going forward.

NVIT Real Estate Fund. The Trustees considered that, effective September 2017, a new Sub-Adviser replaced the former Sub-Adviser, and observed that the Fund’s underperformance was attributable to the Fund’s prior Sub-Adviser.

Funds with performance and expense challenges

NVIT Government Bond Fund and NVIT Managed American Funds Growth-Income Fund.

The Trustees identified each of these Funds as having achieved a level of total return performance that warranted additional consideration, based on comparison with funds in their respective performance universes for the three-year period ended August 31, 2017. In addition, the Trustees considered that each of the Funds had an actual advisory fee or total expense ratio that ranked at a level (typically below the third comparative quintile) that justified more detailed review.

NVIT Government Bond Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of the longer-term oriented positioning of the Fund’s portfolio and certain portfolio overweights. The Trustee’s considered the Adviser’s statements that the environment during the period under review was unfavorable for the longer-term oriented positioning of the portfolio, but that the Fund’s portfolio is structured well for the possibility of gradually rising interest rates and continuing economic growth.

As to the Fund’s expenses, the Trustees considered that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the second comparative quintile and that the Fund’s actual advisory fee was one basis point higher than the 60th comparative percentile.

NVIT Managed American Funds Growth-Income Fund. The Trustees considered that the Fund is designed to be offered as an investment option under variable insurance products, and that the Fund’s investment strategy calls for the Adviser to apply an overlay strategy intended to reduce volatility of the Fund under various market conditions. The Trustees considered the Adviser’s statement that, due to the levels

31

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

of short-term volatility in the equity markets at various times during the performance measuring period, the use of the overlay had detracted from the Fund’s performance due to its causing the Fund to underweight equities. The Trustees also noted the Adviser’s statement that market conditions in the one-year period were more amenable to the Fund’s overlay strategy, and the Fund achieved performance in the 28th comparative percentile.

As to the Fund’s expenses, the Trustees noted the Adviser’s actual advisory fee was the lowest of the funds in the Fund’s peer group, although the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) was the highest in the group. The Trustees considered the Adviser’s statement that the Fund’s peer group is small and narrowly focused and not representative of funds with investment strategies similar to those of the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that: (i) the Adviser’s explanation regarding these Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period; and (ii) each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

-        -        -

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, is subject to contractual advisory fee breakpoints. The Trustees considered that the Adviser had agreed to implement a contractual advisory fee breakpoint for NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund effective April 30, 2018. With respect to Blackrock NVIT Managed Global Allocation Fund, the Trustees determined to continue to monitor the fees paid by the Fund to determine whether breakpoints might become appropriate.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

32

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

33

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

34

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

35

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

36

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

37

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

38

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

39

Semiannual Report

June 30, 2018 (Unaudited)

NVIT Real Estate Fund

SAR-RE 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT Real Estate Fund

Asset Allocation†

Common Stocks	98.9%
Other assets in excess of liabilities	1.1%
100.0%

Top Industries††

Equity Real Estate Investment Trusts (REITs)	92.2%
Hotels, Restaurants & Leisure	6.5%
Real Estate Management & Development	0.8%
Multiline Retail	0.4%
Health Care Providers & Services	0.1%
100.0%

Top Holdings††

Simon Property Group, Inc.	9.0%
Public Storage	7.0%
Prologis, Inc.	5.8%
Alexandria Real Estate Equities, Inc.	5.1%
HCP, Inc.	4.2%
Boston Properties, Inc.	4.2%
American Tower Corp.	4.1%
Extra Space Storage, Inc.	3.7%
Essex Property Trust, Inc.	3.6%
Camden Property Trust	3.5%
Other Holdings	49.8%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Percentages indicated are based upon total investments as of June 30, 2018.

3

Shareholder Expense Example	NVIT Real Estate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Real Estate Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)
Class I Shares	Actual	(b)	1,000.00	1,017.00	4.25	0.85
	Hypothetical	(b)(c)	1,000.00	1,020.58	4.26	0.85
Class II Shares	Actual	(b)	1,000.00	1,015.70	5.50	1.10
	Hypothetical	(b)(c)	1,000.00	1,019.34	5.51	1.10

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT Real Estate Fund

Common Stocks 98.9%

	Shares	Value

Equity Real Estate Investment Trusts (REITs) 91.2%
Acadia Realty Trust	115,979	$3,174,345
Agree Realty Corp.	73,169	3,861,128
Alexandria Real Estate Equities, Inc.	105,540	13,315,982
American Tower Corp.	75,338	10,861,480
Apartment Investment & Management Co., Class A	137,128	5,800,514
AvalonBay Communities, Inc.	26,969	4,635,701
Boston Properties, Inc.	88,049	11,043,106
Camden Property Trust	102,643	9,353,857
Community Healthcare Trust, Inc.	157,009	4,689,859
CoreSite Realty Corp.	48,882	5,417,103
Corporate Office Properties Trust	192,060	5,567,819
DDR Corp.	133,908	2,396,953
Douglas Emmett, Inc.	196,656	7,901,638
Equinix, Inc.	11,160	4,797,572
Equity LifeStyle Properties, Inc.	73,618	6,765,494
Essex Property Trust, Inc.	39,259	9,385,649
Extra Space Storage, Inc.	96,645	9,646,137
HCP, Inc.	429,529	11,090,439
Host Hotels & Resorts, Inc.	234,562	4,942,221
Invitation Homes, Inc.	232,199	5,354,509
JBG SMITH Properties	118,782	4,331,980
Macerich Co. (The)	2,760	156,851
PotlatchDeltic Corp.	49,134	2,498,464
Prologis, Inc.	232,352	15,263,203
PS Business Parks, Inc.	32,992	4,239,472
Public Storage	81,829	18,563,727
Regency Centers Corp.	128,573	7,981,812
Rexford Industrial Realty, Inc.	242,373	7,608,089
Simon Property Group, Inc.	139,951	23,818,261
STORE Capital Corp.	166,848	4,571,635
Sun Communities, Inc.	67,436	6,600,636
Taubman Centers, Inc.	35,199	2,068,293
Xenia Hotels & Resorts, Inc.	211,262	5,146,342

		242,850,271

Health Care Providers & Services 0.1%
Genesis Healthcare, Inc.*	139,784	320,105

Hotels, Restaurants & Leisure 6.4%
Hilton Worldwide Holdings, Inc.	78,514	6,215,168
Hyatt Hotels Corp., Class A	70,096	5,407,907
Vail Resorts, Inc.	19,638	5,384,543

		17,007,618

Multiline Retail 0.4%
Macy’s, Inc.	31,386	1,174,778

Real Estate Management & Development 0.8%
Kennedy-Wilson Holdings, Inc.	95,676	2,023,548

Total Investments (cost $251,958,278) — 98.9%		263,376,320

Other assets in excess of liabilities — 1.1%		2,950,151

NET ASSETS — 100.0%		$266,326,471

*	Denotes a non-income producing security.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT Real Estate Fund
Assets:
Investment securities, at value (cost $251,958,278)	$263,376,320
Cash	2,442,199
Interest and dividends receivable	1,044,842
Receivable for investments sold	261,813
Receivable for capital shares issued	7,349
Prepaid expenses	4,973

Total Assets	267,137,496

Liabilities:
Payable for investments purchased	509,174
Payable for capital shares redeemed	78,247
Accrued expenses and other payables:
Investment advisory fees	131,638
Fund administration fees	18,026
Distribution fees	19,066
Administrative servicing fees	32,996
Accounting and transfer agent fees	92
Trustee fees	178
Custodian fees	2,261
Compliance program costs (Note 3)	246
Professional fees	13,839
Other	5,262

Total Liabilities	811,025

Net Assets	$266,326,471

Represented by:
Capital	$260,344,569
Accumulated undistributed net investment income	3,643,588
Accumulated net realized losses from investment securities	(9,079,728)
Net unrealized appreciation/(depreciation) in investment securities	11,418,042

Net Assets	$266,326,471

Net Assets:
Class I Shares	$172,332,735
Class II Shares	93,993,736

Total	$266,326,471

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	26,243,512
Class II Shares	14,497,824

Total	40,741,336

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$6.57
Class II Shares	$6.48

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT Real Estate Fund
INVESTMENT INCOME:
Dividend income	$4,353,605
Interest income	10,545

Total Income	4,364,150

EXPENSES:
Investment advisory fees	892,684
Fund administration fees	66,941
Distribution fees Class II Shares	112,314
Administrative servicing fees Class I Shares	123,901
Administrative servicing fees Class II Shares	67,389
Professional fees	18,261
Printing fees	17,629
Trustee fees	3,966
Custodian fees	5,652
Accounting and transfer agent fees	317
Compliance program costs (Note 3)	502
Other	4,334

Total expenses before fees waived	1,313,890

Investment advisory fees waived (Note 3)	(16,581)
Investment advisory fees voluntarily waived (Note 3)	(98,831)

Net Expenses	1,198,478

NET INVESTMENT INCOME	3,165,672

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities (Note 9)	(5,477,381)
Net change in unrealized appreciation/depreciation in the value of investment securities	6,067,439

Net realized/unrealized gains	590,058

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,755,730

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	NVIT Real Estate Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$3,165,672	$4,692,186
Net realized losses	(5,477,381)	(719,778)
Net change in unrealized appreciation/depreciation	6,067,439	13,266,370

Change in net assets resulting from operations	3,755,730	17,238,778

Distributions to Shareholders From:
Net investment income:
Class I	–	(3,926,133)
Class II	–	(1,906,988)
Class Y (a)	–	–
Net realized gains:
Class I	–	(2,861,160)
Class II	–	(1,612,648)

Change in net assets from shareholder distributions	–	(10,306,929)

Change in net assets from capital transactions	(12,871,283)	(20,962,037)

Change in net assets	(9,115,553)	(14,030,188)

Net Assets:
Beginning of period	275,442,024	289,472,212

End of period	$266,326,471	$275,442,024

Accumulated undistributed net investment income at end of period	$3,643,588	$477,916

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,311,388	$5,860,693
Dividends reinvested	–	6,787,293
Cost of shares redeemed	(12,461,071)	(29,584,870)

Total Class I Shares	(9,149,683)	(16,936,884)

Class II Shares
Proceeds from shares issued	1,811,631	8,434,301
Dividends reinvested	–	3,519,636
Cost of shares redeemed	(5,533,231)	(15,343,052)

Total Class II Shares	(3,721,600)	(3,389,115)

Class Y Shares (a)
Proceeds from shares issued	–	18,454
Dividends reinvested	–	–
Cost of shares redeemed	–	(654,492)

Total Class Y Shares	–	(636,038)

Change in net assets from capital transactions	$(12,871,283)	$(20,962,037)

8

Statements of Changes in Net Assets (Continued)

	NVIT Real Estate Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	540,222	904,447
Reinvested	–	1,042,974
Redeemed	(2,024,862)	(4,566,177)

Total Class I Shares	(1,484,640)	(2,618,756)

Class II Shares
Issued	296,196	1,310,469
Reinvested	–	547,217
Redeemed	(900,843)	(2,399,238)

Total Class II Shares	(604,647)	(541,552)

Class Y Shares (a)
Issued	–	2,861
Reinvested	–	–
Redeemed	–	(101,217)

Total Class Y Shares	–	(98,356)

Total change in shares	(2,089,287)	(3,258,664)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective April 10, 2017 all shares of Class Y were redeemed and Class Y shares are no longer offered.

The accompanying notes are an integral part of these financial statements.

9

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Real Estate Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Six Months Ended June 30, 2018 (Unaudited)	$6.46	0.08	0.03	0.11	–	–	–	$6.57	1.70%		$172,332,735	0.85%	2.57%	0.94%	27.44%
Year Ended December 31, 2017	$6.30	0.11	0.29	0.40	(0.14)	(0.10)	(0.24)	$6.46	6.50%		$179,042,374	0.89%	1.74%	0.93%	157.57%
Year Ended December 31, 2014	$8.91	0.28	2.09	2.37	(0.24)	(2.57)	(2.81)	$8.47	28.88%		$240,845,105	0.91%	3.05%	0.92%	88.98%
Year Ended December 31, 2013	$9.47	0.15	0.14	0.29	(0.14)	(0.71)	(0.85)	$8.91	3.05%		$196,371,890	0.94%	1.51%	0.95%	149.86%

Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$6.38	0.07	0.03	0.10	–	–	–	$6.48	1.57%		$93,993,736	1.10%	2.33%	1.19%	27.44%
Year Ended December 31, 2017	$6.23	0.10	0.28	0.38	(0.13)	(0.10)	(0.23)	$6.38	6.14%		$96,399,650	1.14%	1.49%	1.18%	157.57%
Year Ended December 31, 2016	$6.42	0.08	0.39	0.47	(0.11)	(0.55)	(0.66)	$6.23	7.18%		$97,537,254	1.17%	1.23%	1.18%	109.27%
Year Ended December 31, 2015	$8.40	0.19	(0.78)	(0.59)	(0.17)	(1.22)	(1.39)	$6.42	(5.66%	)	$96,962,239	1.16%	2.47%	1.18%	81.74%
Year Ended December 31, 2014	$8.86	0.27	2.06	2.33	(0.22)	(2.57)	(2.79)	$8.40	28.60%		$118,904,289	1.16%	2.95%	1.17%	88.98%
Year Ended December 31, 2013	$9.43	0.12	0.14	0.26	(0.12)	(0.71)	(0.83)	$8.86	2.70%		$74,142,051	1.19%	1.29%	1.20%	149.86%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Real Estate Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

11

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the

12

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

At June 30, 2018, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

13

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Wellington Management Company LLP (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.70%
$500 million up to $1 billion	0.65%
$1 billion and more	0.60%

The Trust and NFA have entered into a written contract waiving 0.013% of investment advisory fees of the Fund until April 30, 2019. During the six months ended June 30, 2018, the waiver of such investment advisory fees by NFA amounted to $16,581, for which NFA shall not be entitled to later seek recoupment.

14

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate before contractual and voluntary fee waivers was 0.70%, after contractual fee waivers was 0.69%, and after contractual and voluntary fee waivers was 0.61%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

Due to a reduction in the subadvisory fees payable by NFA, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $98,831, for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund.

NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $66,941 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $502.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing

15

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $191,290.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $70,897,487 and sales of $81,495,931 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

16

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the six months ended June 30, 2018, the Fund recaptured $311 of brokerage commissions.

10.  Federal Tax Information

As of June 30, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$252,898,434	$15,136,810	$(4,658,924)	$10,477,886

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit and Interfund Lending”)

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

17

Supplemental Information

June 30, 2018 (Unaudited)

American Century NVIT Multi Cap Value Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT Dynamic U.S. Growth Fund

(formerly, NVIT Large Cap Growth Fund)

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The

Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds and multi-manager funds;

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

18

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the

Broadridge peer group provided an appropriate comparison and for Funds with multiple Sub-Advisers.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s assessment the financial condition and stability of the Sub-Advisers; and

●	Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where

19

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Funds without identified performance or expense challenges

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Nationwide Fund, and NVIT Short Term Bond Fund.

Performance

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. They also considered that each of the Funds had achieved relative performance at the 50th comparative percentile or higher (except in the case of NVIT Core Plus Bond Fund and NVIT Short Term Bond Fund, which had achieved performance in the 51st and 53rd comparative percentiles, respectively) for the three-year period ended August 31, 2017. The Trustees determined on the basis of all of the information presented to them that each of the Funds had achieved a level of performance consistent with continuation of the Fund’s advisory agreement.

Actual Advisory Fee and Total Expense Ratio

The Trustees considered information concerning the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of the Funds. They considered, among other things, any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year, comparative information regarding the fees and expenses of peer funds, and the comparative quintile ranking of each Fund’s fees and expenses against its Broadridge expense group (where each Fund’s total expense ratio and actual advisory fee were above the median of the Fund’s peer group except in the case of the actual advisory fee for Neuberger Berman NVIT Socially Responsible Fund where the Fund’s actual advisory fee ranked in the 53 comparative percentile). After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Funds with expense challenges but without identified performance challenges

BlackRock NVIT Equity Dividend Fund, BlackRock NVIT Managed Global Allocation Fund, Federated NVIT High Income Bond Fund, NVIT Government Money Market Fund, NVIT Multi Sector Bond Fund, and Templeton NVIT International Value Fund.

Performance

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. They also considered that each of the Funds had achieved relative performance at the 50th comparative percentile or higher (except in the case of Templeton NVIT International Value Fund, which had achieved performance in the 52nd comparative percentile) for the three-year period ended August 31, 2017 (or the two-year period ended August 31, 2017 with respect to BlackRock NVIT Managed Global Allocation Fund, which commenced operations in July 2015). The Trustees determined on the basis of all of the information presented to them that each of the Funds had achieved a level of performance consistent with continuation of the Fund’s advisory agreement.

20

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

Actual Advisory Fee and Total Expense Ratio

The Trustees considered that each of the Funds had an actual advisory fee or total expense ratio, or both, that ranked at a level (typically below the third comparative quintile) that justified more detailed review. The Trustees considered the following factors, among others.

The Trustees noted that the actual advisory fee rate of Federated NVIT High Income Bond Fund, NVIT Government Money Market Fund, NVIT Multi Sector Bond Fund and Templeton NVIT International Value Fund did not rank within the top three quintiles of the Fund’s Broadridge expense group. The Trustees considered, however, that the total expense ratio (including 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) for each of these Funds, except for NVIT Government Money Market Fund, ranked within the top three quintiles of the Fund’s Broadridge expense group.

Federated NVIT High Income Bond Fund. The Trustees noted that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the first comparative quintile, and that, although the Fund’s actual advisory fee was above the median of its peer group, at the 71st comparative percentile, it was within the range of its peers.

NVIT Government Money Market Fund. The Trustees noted that the Fund’s actual advisory fee and total expense ratio were relatively high compared to the Broadridge expense group. The Trustees considered that the Adviser had implemented a ten-basis point advisory fee reduction in connection with the Fund’s transition to a government money market fund effective March 9, 2017. The Trustees considered the Adviser’s statements that, due to extraordinary fee waivers and expense limitations during the recent period of historically low short-term interest rates, the comparability of advisory fees and total expense ratios presented for peer funds in the Broadridge expense group was limited. In light of developments in the market for comparable funds the Trustees determined to continue to monitor the fees paid by the Fund to determine whether further fee changes might be appropriate.

NVIT Multi Sector Bond Fund. The Trustees noted the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked first among the Fund’s peers. The Trustees considered the Adviser’s statements that the Fund’s expense peer group is comprised of general bond funds, and that, when the Fund’s expenses are compared against a list of peer funds that include only multi-sector bond funds, the Fund’s actual advisory fee compares substantially more favorably. The Trustees also considered the Adviser’s statement that it had reduced its advisory fee in 2017 by 5 basis points, and that it lowered the Fund’s expense cap by 2 basis points in 2016.

Templeton NVIT International Value Fund. The Trustees noted the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the second comparative quintile. The Trustees also considered the Adviser’s statement that the Fund’s actual advisory fee was at approximately the 60th comparative percentile, within the range of peer funds.

BlackRock NVIT Equity Dividend Fund. The Trustees noted that the Fund’s actual advisory fee was below the peer group median. The Trustees also noted that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) was ranked within the fifth quintile of its Broadridge expense group but considered the Adviser’s statement, that, effective January 2017, in connection with the appointment of the Fund’s current sub-adviser, the Adviser had implemented an expense limitation agreement for the Fund that lowered the Fund’s total expense ratio, and that that expense reduction was effective for only a

21

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

part of the year over which the Fund’s expenses were measured.

BlackRock NVIT Managed Global Allocation Fund. The Trustees noted that the Fund’s actual advisory fee ranked within the second quintile of the Fund’s Broadridge expense group. They also considered that, although the Fund’s total expense ratio was above the median of the Fund’s peers, it exceeded the 60th comparative percentile by only 1.6 basis points; and that a number of the Fund’s peers are quite large relative to the Fund and likely enjoy substantial economies of scale not currently available to the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Funds with performance challenges but without identified expense challenges

American Century NVIT Multi Cap Value Fund, NVIT Emerging Markets Fund, NVIT International Equity Fund, NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund), and NVIT Real Estate Fund.

Actual Advisory Fee and Total Expense Ratio

The Trustees considered information concerning the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of these Funds. They considered, among other things, any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year, comparative information regarding the fees and expenses of peer funds, and the comparative quintile ranking of each Fund’s fees and expenses against its Broadridge expense group. The Trustees considered that the total expense ratio (including 12b-1 and non-12b-1 service fees) of each Fund ranked in the first comparative quintile of its peer group, and that the actual advisory fees of each Fund ranked in the 60th comparative percentile or better in comparison to its peers. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Performance

The Trustees identified each of these Funds as having achieved a level of total return performance that warranted additional consideration, based on comparison with funds in their respective performance universes for the three-year period ended August 31, 2017. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as information provided during investment review meetings conducted by the Board with the Adviser’s and/or the Sub-Advisers’ portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

American Century NVIT Multi Cap Value Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of unfavorable overweights to out-of-favor or underperforming sectors and stock selection, and the Adviser’s statements that the Sub-Adviser’s high-quality investment style has been out-of-favor over the past 12-months during which the Fund’s underperformance was concentrated. The Trustees further considered the Adviser’s statements that it would further assess the Fund’s performance and the Sub-Adviser’s process in the coming year.

NVIT Emerging Markets Fund. The Trustees considered that, effective February 2016, two new Sub-Advisers replaced the Fund’s former Sub-Adviser, and observed that the Fund’s underperformance was attributable principally to the Fund’s prior Sub-Adviser.

22

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

The Trustees also considered that the Fund’s performance had improved from the third comparative quintile for the three-year period to the second comparative quintile for the one-year period.

NVIT International Equity Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance compared to its peers is substantially the result of what the Adviser considers an inappropriate assignment of the Fund to a peer group with a “growth” bias, rather than to a “core” peer group, which the Adviser considers more appropriate, and where the Fund’s performance would compare significantly more favorably. The Trustees also considered the Adviser’s statements that the Sub-Adviser’s investment process has been consistent since the portfolio management team began managing the Fund and that the Fund’s performance has improved since the replacement of its prior Sub-Adviser in 2013.

NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund). The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of unfavorable underweight positions and stock selection and the structural issues that present difficulties for active managers to deliver alpha within the large growth category. The Trustees also considered the Adviser’s statement that the Sub-Adviser’s quantitative model-driven strategy may be contributing to the Fund’s underperformance, and that the Adviser intends to maintain heightened monitoring of the Fund’s performance going forward.

NVIT Real Estate Fund. The Trustees considered that, effective September 2017, a new Sub-Adviser replaced the former Sub-Adviser, and observed that the Fund’s underperformance was attributable to the Fund’s prior Sub-Adviser.

Funds with performance and expense challenges

NVIT Government Bond Fund and NVIT Managed American Funds Growth-Income Fund.

The Trustees identified each of these Funds as having achieved a level of total return performance that warranted additional consideration, based on comparison with funds in their respective performance universes for the three-year period ended August 31, 2017. In addition, the Trustees considered that each of the Funds had an actual advisory fee or total expense ratio that ranked at a level (typically below the third comparative quintile) that justified more detailed review.

NVIT Government Bond Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of the longer-term oriented positioning of the Fund’s portfolio and certain portfolio overweights. The Trustee’s considered the Adviser’s statements that the environment during the period under review was unfavorable for the longer-term oriented positioning of the portfolio, but that the Fund’s portfolio is structured well for the possibility of gradually rising interest rates and continuing economic growth.

As to the Fund’s expenses, the Trustees considered that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the second comparative quintile and that the Fund’s actual advisory fee was one basis point higher than the 60th comparative percentile.

NVIT Managed American Funds Growth-Income Fund. The Trustees considered that the Fund is designed to be offered as an investment option under variable insurance products, and that the Fund’s investment strategy calls for the Adviser to apply an overlay strategy intended to reduce volatility of the Fund under various market conditions. The Trustees considered the Adviser’s statement that, due to the levels

23

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

of short-term volatility in the equity markets at various times during the performance measuring period, the use of the overlay had detracted from the Fund’s performance due to its causing the Fund to underweight equities. The Trustees also noted the Adviser’s statement that market conditions in the one-year period were more amenable to the Fund’s overlay strategy, and the Fund achieved performance in the 28th comparative percentile.

As to the Fund’s expenses, the Trustees noted the Adviser’s actual advisory fee was the lowest of the funds in the Fund’s peer group, although the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) was the highest in the group. The Trustees considered the Adviser’s statement that the Fund’s peer group is small and narrowly focused and not representative of funds with investment strategies similar to those of the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that: (i) the Adviser’s explanation regarding these Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period; and (ii) each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

-        -        -

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, is subject to contractual advisory fee breakpoints. The Trustees considered that the Adviser had agreed to implement a contractual advisory fee breakpoint for NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund effective April 30, 2018. With respect to Blackrock NVIT Managed Global Allocation Fund, the Trustees determined to continue to monitor the fees paid by the Fund to determine whether breakpoints might become appropriate.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

24

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

25

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

26

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

27

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

28

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

29

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

30

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

31

Semiannual Report

June 30, 2018 (Unaudited)

NVIT International Equity Fund

SAR-IE 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT International Equity Fund

Asset Allocation†

Common Stocks	98.0%
Rights††	0.0%
Other assets in excess of liabilities	2.0%
100.0%

Top Industries†††

Banks	11.9%
Oil, Gas & Consumable Fuels	8.0%
Insurance	6.0%
Pharmaceuticals	5.2%
Real Estate Management & Development	4.0%
Food Products	3.6%
Chemicals	3.3%
Semiconductors & Semiconductor Equipment	3.0%
Personal Products	2.8%
Capital Markets	2.8%
Other Industries	49.4%
100.0%

Top Holdings†††

Roche Holding AG	2.7%
CSL Ltd.	2.6%
Unilever NV, CVA	2.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.2%
Samsung Electronics Co. Ltd.	2.1%
Mitsubishi UFJ Financial Group, Inc.	2.1%
NTT DOCOMO, Inc.	2.0%
AXA SA	1.7%
Howden Joinery Group plc	1.6%
Covestro AG	1.6%
Other Holdings	79.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Amount rounds to less than 0.1%

†††	Percentages indicated are based upon total investments as of June 30, 2018.

3

Shareholder Expense Example	NVIT International Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT International Equity Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)
Class I Shares	Actual	(b)	1,000.00	975.40	5.44	1.11
	Hypothetical	(b)(c)	1,000.00	1,019.29	5.56	1.11
Class II Shares	Actual	(b)	1,000.00	974.40	6.66	1.36
	Hypothetical	(b)(c)	1,000.00	1,018.05	6.81	1.36

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT International Equity Fund

Common Stocks 98.0%

	Shares	Value

AUSTRALIA 4.3%
Biotechnology 2.6%
CSL Ltd.	20,647	$2,951,730

Capital Markets 0.1%
Magellan Financial Group Ltd.	10,023	173,999

Construction & Engineering 0.2%
CIMIC Group Ltd.	6,955	217,572

Health Care Equipment & Supplies 0.3%
Cochlear Ltd.	2,182	324,418

Hotels, Restaurants & Leisure 0.8%
Aristocrat Leisure Ltd.	39,122	893,315

IT Services 0.3%
Link Administration Holdings Ltd.	72,887	396,105

		4,957,139

BRAZIL 1.6%
Insurance 0.4%
BB Seguridade Participacoes SA	67,900	428,519

Metals & Mining 0.5%
Vale SA, ADR*	53,273	682,961

Oil, Gas & Consumable Fuels 0.4%
Cosan SA Industria e Comercio	32,800	297,724
Petroleo Brasileiro SA (Preference)*	28,600	126,849

		424,573

Paper & Forest Products 0.2%
Fibria Celulose SA	10,300	192,858

Water Utilities 0.1%
Cia de Saneamento do Parana (Preference)	34,300	79,472

		1,808,383

CANADA 6.6%
Airlines 0.2%
Air Canada*	11,483	185,611

Auto Components 0.8%
Magna International, Inc.	15,075	876,762

Banks 0.3%
Royal Bank of Canada	3,952	297,576

Leisure Products 0.2%
BRP, Inc.	4,246	204,702

Media 0.6%
Quebecor, Inc., Class B	33,581	687,636

Metals & Mining 1.2%
Kirkland Lake Gold Ltd.	9,449	200,099
Teck Resources Ltd., Class B	46,835	1,193,096

		1,393,195

Oil, Gas & Consumable Fuels 0.7%
Suncor Energy, Inc.	20,948	852,484

Paper & Forest Products 1.1%
Canfor Corp.*	5,046	121,443
Norbord, Inc.	22,529	926,420
West Fraser Timber Co. Ltd.	3,594	247,382

		1,295,245

Common Stocks (continued)

	Shares	Value

CANADA (continued)
Software 1.2%
Constellation Software, Inc.	1,927	$1,494,446

Thrifts & Mortgage Finance 0.2%
Genworth MI Canada, Inc.	7,553	245,782

Wireless Telecommunication Services 0.1%
Rogers Communications, Inc., Class B	3,491	165,807

		7,699,246

CHILE 0.2%
Electric Utilities 0.2%
Enel Americas SA, ADR	28,477	250,882

CHINA 8.2%
Automobiles 0.3%
Geely Automobile Holdings Ltd.	120,000	307,959

Banks 0.7%
China Construction Bank Corp., Class H*	372,000	341,113
China Merchants Bank Co. Ltd., Class H*	32,000	117,001
Industrial & Commercial Bank of China Ltd., Class H	422,000	313,487

		771,601

Commercial Services & Supplies 0.1%
Country Garden Services Holdings Co. Ltd.*	77,471	99,337

Construction Materials 0.2%
Anhui Conch Cement Co. Ltd., Class H	48,000	272,665

Electronic Equipment, Instruments & Components 0.6%
Sunny Optical Technology Group Co. Ltd.	35,100	645,411

Food Products 0.2%
Dali Foods Group Co. Ltd. Reg. S (a)	241,000	185,703

Internet Software & Services 1.0%
Autohome, Inc., ADR	3,384	341,784
Tencent Holdings Ltd., ADR	11,413	573,504
YY, Inc., ADR*	2,718	273,077

		1,188,365

Machinery 0.5%
Sinotruk Hong Kong Ltd.*	385,500	633,780

Oil, Gas & Consumable Fuels 2.5%
China Shenhua Energy Co. Ltd., Class H	262,000	616,895
CNOOC Ltd.	938,000	1,607,074
PetroChina Co. Ltd., Class H	1,008,000	767,433

		2,991,402

Pharmaceuticals 0.3%
CSPC Pharmaceutical Group Ltd.	108,000	324,634

Real Estate Management & Development 1.4%
China Evergrande Group*	73,000	185,597
Country Garden Holdings Co. Ltd.	674,000	1,175,868
Longfor Properties Co. Ltd.	97,500	262,387

		1,623,852

Specialty Retail 0.2%
Zhongsheng Group Holdings Ltd.	88,000	263,234

Wireless Telecommunication Services 0.2%
China Mobile Ltd.	22,000	195,137

		9,503,080

5

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT International Equity Fund (Continued)

Common Stocks (continued)

	Shares	Value

COLOMBIA 0.2%
Oil, Gas & Consumable Fuels 0.2%
Ecopetrol SA, ADR	11,985	$246,292

DENMARK 1.7%
Banks 0.2%
Danske Bank A/S	6,418	200,594

Insurance 0.2%
Topdanmark A/S	4,233	185,252

Marine 0.4%
Dfds A/S	6,954	443,728

Pharmaceuticals 0.9%
Novo Nordisk A/S, Class B	25,561	1,180,642

		2,010,216

EGYPT 0.1%
Tobacco 0.1%
Eastern Tobacco	12,783	128,969

FINLAND 0.2%
Diversified Telecommunication Services 0.2%
DNA OYJ	8,752	209,369

FRANCE 6.3%
Aerospace & Defense 0.1%
Safran SA	1,436	174,198

Airlines 0.3%
Air France-KLM*	47,142	384,387

Auto Components 0.3%
Valeo SA	6,957	379,734

Automobiles 0.7%
Peugeot SA	37,529	855,784

Banks 1.2%
BNP Paribas SA	9,186	569,390
Societe Generale SA	18,565	781,732

		1,351,122

Commercial Services & Supplies 0.3%
Edenred	10,462	330,172

Electric Utilities 0.4%
Electricite de France SA	37,425	513,015

Insurance 1.7%
AXA SA	77,854	1,907,363

Oil, Gas & Consumable Fuels 0.8%
TOTAL SA	14,730	895,751

Pharmaceuticals 0.5%
Ipsen SA	3,654	572,700

		7,364,226

GERMANY 6.4%
Airlines 0.6%
Deutsche Lufthansa AG (Registered)	31,121	748,383

Auto Components 1.1%
Continental AG	5,008	1,144,656
Schaeffler AG (Preference)	11,251	146,303

		1,290,959

Common Stocks (continued)

	Shares	Value

GERMANY (continued)
Chemicals 2.4%
BASF SE	11,083	$1,059,482
Covestro AG Reg. S (a)	19,917	1,775,931

		2,835,413

Insurance 0.5%
Allianz SE (Registered)	2,793	577,141

Pharmaceuticals 0.4%
Bayer AG (Registered)	3,832	422,196

Semiconductors & Semiconductor Equipment 0.4%
Infineon Technologies AG	8,961	228,356
Siltronic AG	1,894	270,801

		499,157

Software 1.0%
SAP SE	9,677	1,117,955

		7,491,204

HONG KONG 2.1%
Food Products 0.3%
WH Group Ltd. Reg. S (a)	448,500	362,612

Gas Utilities 0.2%
China Gas Holdings Ltd.	43,600	175,140

Household Durables 0.3%
Techtronic Industries Co. Ltd.	58,000	322,058

Industrial Conglomerates 0.5%
Jardine Matheson Holdings Ltd.	9,900	629,640

Real Estate Management & Development 0.8%
CK Asset Holdings Ltd.	20,500	161,975
Wharf Holdings Ltd. (The)	132,000	422,807
Wheelock & Co. Ltd.	49,000	340,592

		925,374

		2,414,824

INDIA 1.7%
Banks 0.6%
HDFC Bank Ltd., ADR	6,206	651,754

IT Services 1.1%
Infosys Ltd., ADR	24,897	483,749
Wipro Ltd., ADR	55,254	264,667
WNS Holdings Ltd., ADR*	9,949	519,138

		1,267,554

		1,919,308

INDONESIA 0.6%
Banks 0.4%
Bank Rakyat Indonesia Persero Tbk. PT	1,644,500	324,491
Bank Tabungan Negara Persero Tbk. PT	895,900	152,980

		477,471

Oil, Gas & Consumable Fuels 0.2%
Adaro Energy Tbk. PT	802,000	99,963
Bukit Asam Tbk. PT	412,400	113,969

		213,932

		691,403

6

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT International Equity Fund (Continued)

Common Stocks (continued)

	Shares	Value

IRELAND 0.3%
Trading Companies & Distributors 0.3%
AerCap Holdings NV*	5,742	$310,929

ITALY 2.0%
Banks 1.5%
Intesa Sanpaolo SpA	353,548	1,023,351
Intesa Sanpaolo SpA, RNC	234,089	707,904

		1,731,255

Electric Utilities 0.5%
Enel SpA	112,422	622,833

		2,354,088

JAPAN 16.7%
Automobiles 1.3%
Nissan Motor Co. Ltd.	151,400	1,471,222

Banks 2.4%
Chiba Bank Ltd. (The)	15,800	111,324
Hokkoku Bank Ltd. (The)	7,400	291,065
Mitsubishi UFJ Financial Group, Inc.	417,900	2,370,237
Sumitomo Mitsui Trust Holdings, Inc.	3,300	130,725

		2,903,351

Building Products 0.7%
Asahi Glass Co. Ltd.	21,100	820,586

Capital Markets 0.4%
Nomura Holdings, Inc.	86,800	420,185

Chemicals 0.8%
Daicel Corp.	13,300	146,987
Nitto Denko Corp.	5,700	430,639
Teijin Ltd.	10,000	183,247
Toyobo Co. Ltd.	9,900	164,612

		925,485

Construction & Engineering 0.6%
Nishimatsu Construction Co. Ltd.	4,300	123,279
Okumura Corp.	3,200	104,339
Taisei Corp.	8,200	451,789

		679,407

Diversified Financial Services 0.8%
ORIX Corp.	61,300	968,144

Equity Real Estate Investment Trusts (REITs) 0.2%
Tokyu REIT, Inc.	149	200,439

Food Products 0.4%
NH Foods Ltd.	7,500	302,901
Nisshin Oillio Group Ltd. (The)	4,600	138,229

		441,130

Gas Utilities 0.4%
Tokyo Gas Co. Ltd.	16,800	445,803

Household Durables 0.3%
Haseko Corp.	28,000	386,391

Insurance 2.8%
Dai-ichi Life Holdings, Inc.	19,200	341,516
Japan Post Holdings Co. Ltd.	18,400	201,446
MS&AD Insurance Group Holdings, Inc.	34,200	1,062,303
Sompo Holdings, Inc.	43,700	1,765,414

		3,370,679

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Internet & Direct Marketing Retail 0.5%
Start Today Co. Ltd.	14,600	$528,563

Internet Software & Services 0.3%
Kakaku.com, Inc.	13,000	292,982

IT Services 0.1%
Itochu Techno-Solutions Corp.	7,600	131,139

Personal Products 0.2%
Kao Corp.	2,400	182,921

Pharmaceuticals 0.4%
Shionogi & Co. Ltd.	8,000	410,547

Real Estate Management & Development 1.3%
Daito Trust Construction Co. Ltd.	5,200	845,072
Daiwa House Industry Co. Ltd.	19,800	674,161

		1,519,233

Road & Rail 0.3%
East Japan Railway Co.	3,700	354,360

Software 0.1%
Marvelous, Inc.	16,100	132,507

Technology Hardware, Storage & Peripherals 0.4%
FUJIFILM Holdings Corp.	12,000	468,132

Tobacco 0.1%
Japan Tobacco, Inc.	4,200	117,325

Wireless Telecommunication Services 1.9%
NTT DOCOMO, Inc.	88,900	2,264,166

		19,434,697

KAZAKHSTAN 0.1%
Metals & Mining 0.1%
KAZ Minerals plc*	9,660	106,672

MACAU 0.2%
Hotels, Restaurants & Leisure 0.2%
Sands China Ltd.	31,200	166,256
Wynn Macau Ltd.	33,600	107,897

		274,153

MALAYSIA 0.3%
Food Products 0.3%
Nestle Malaysia Bhd.	11,100	404,594

MEXICO 0.8%
Food & Staples Retailing 0.8%
Wal-Mart de Mexico SAB de CV	374,000	986,022

NETHERLANDS 1.1%
Oil, Gas & Consumable Fuels 0.9%
Royal Dutch Shell plc, Class A	32,054	1,110,816

Professional Services 0.2%
Wolters Kluwer NV	3,767	212,039

		1,322,855

NEW ZEALAND 0.2%
Food Products 0.2%a2 Milk Co. Ltd.*	28,716	222,409

NORWAY 2.0%
Diversified Telecommunication Services 0.7%
Telenor ASA	37,066	759,707

7

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT International Equity Fund (Continued)

Common Stocks (continued)

	Shares	Value

NORWAY (continued)
Food Products 0.6%
Leroy Seafood Group ASA	41,674	$280,734
Salmar ASA	9,019	378,451

		659,185

Oil, Gas & Consumable Fuels 0.7%
Equinor ASA	32,956	872,226

		2,291,118

POLAND 0.3%
Metals & Mining 0.1%
Jastrzebska Spolka Weglowa SA*	4,145	84,407

Oil, Gas & Consumable Fuels 0.2%
Polski Koncern Naftowy ORLEN SA	12,319	276,102

		360,509

PORTUGAL 0.3%
Food & Staples Retailing 0.3%
Jeronimo Martins SGPS SA	22,196	319,376

RUSSIA 1.8%
Banks 0.6%
Sberbank of Russia PJSC, ADR	49,267	709,211

Metals & Mining 0.6%
Alrosa PJSC	283,600	452,128
Evraz plc	36,222	242,942

		695,070

Oil, Gas & Consumable Fuels 0.6%
LUKOIL PJSC, ADR	7,114	490,368
LUKOIL PJSC, ADR	1,381	94,256
Transneft PJSC (Preference)	41	108,711

		693,335

		2,097,616

SINGAPORE 0.7%
Banks 0.2%
Oversea-Chinese Banking Corp. Ltd.	26,000	221,415

Personal Products 0.2%
Best World International Ltd.	221,500	201,616

Real Estate Management & Development 0.3%
UOL Group Ltd.	78,600	438,383

		861,414

SOUTH AFRICA 1.6%
Banks 1.2%
Barclays Africa Group Ltd.	51,094	595,286
Capitec Bank Holdings Ltd.	2,759	174,447
Standard Bank Group Ltd.	41,814	582,509

		1,352,242

Food Products 0.3%
Astral Foods Ltd.	18,246	379,276

Specialty Retail 0.1%
Mr Price Group Ltd.	6,675	109,663

		1,841,181

Common Stocks (continued)

	Shares	Value

SOUTH KOREA 3.7%
Banks 0.2%
KB Financial Group, Inc.	5,598	$264,918

Electric Utilities 0.6%
Korea Electric Power Corp.	22,701	651,780

Household Durables 0.3%
LG Electronics, Inc.	5,073	376,648

IT Services 0.2%
Samsung SDS Co. Ltd.	1,108	199,029

Semiconductors & Semiconductor Equipment 0.4%
SK Hynix, Inc.	5,867	449,729

Technology Hardware, Storage & Peripherals 2.0%
Samsung Electronics Co. Ltd.	56,900	2,375,914

		4,318,018

SPAIN 0.8%
IT Services 0.4%
Amadeus IT Group SA	5,777	455,178

Media 0.4%
Mediaset Espana Comunicacion SA	50,111	421,727

		876,905

SWEDEN 1.7%
Household Durables 0.4%
Electrolux AB Series B	19,641	446,981

Machinery 1.3%
Atlas Copco AB, Class A*	2,797	81,068
Epiroc AB, Class A*	2,797	29,351
Sandvik AB	21,685	384,299
Volvo AB, Class B	68,483	1,090,843

		1,585,561

		2,032,542

SWITZERLAND 4.9%
Capital Markets 0.7%
Partners Group Holding AG	1,077	789,989

Food Products 0.6%
Nestle SA (Registered)	9,416	728,956

Pharmaceuticals 2.7%
Roche Holding AG	13,773	3,064,702

Professional Services 0.8%
Adecco Group AG (Registered)	8,282	489,287
SGS SA (Registered)	166	442,240

		931,527

Software 0.1%
Temenos AG (Registered)*	972	146,987

		5,662,161

TAIWAN 2.9%
Electronic Equipment, Instruments & Components 0.5%
Yageo Corp.*	17,000	626,581

Machinery 0.1%
Hiwin Technologies Corp.	7,000	82,519

Semiconductors & Semiconductor Equipment 2.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	354,000	2,518,587

8

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT International Equity Fund (Continued)

Common Stocks (continued)

	Shares	Value

TAIWAN (continued)
Technology Hardware, Storage & Peripherals 0.1%
Gigabyte Technology Co. Ltd.	74,000	$163,597

		3,391,284

THAILAND 0.6%
Oil, Gas & Consumable Fuels 0.5%
IRPC PCL, NVDR	589,700	103,112
PTT Exploration & Production PCL	97,400	412,352

		515,464

Wireless Telecommunication Services 0.1%
Advanced Info Service PCL	22,500	125,669

		641,133

TURKEY 0.5%
Banks 0.2%
Turkiye Garanti Bankasi A/S	50,227	91,342
Turkiye Vakiflar Bankasi TAO, Class D	184,906	197,038

		288,380

Diversified Telecommunication Services 0.3%
Turk Telekomunikasyon A/S*	289,942	314,744

		603,124

UNITED KINGDOM 13.8%
Airlines 1.3%
International Consolidated Airlines Group SA	167,461	1,468,960

Automobiles 0.2%
Fiat Chrysler Automobiles NV*	9,230	175,702

Banks 2.0%
Lloyds Banking Group plc	909,076	756,284
NatWest Markets plc*	464,028	1,567,833

		2,324,117

Beverages 0.2%
Fevertree Drinks plc	5,190	232,160

Capital Markets 1.5%
Hargreaves Lansdown plc	67,624	1,758,939

Electric Utilities 0.4%
SSE plc	28,718	513,082

Food Products 0.6%
Associated British Foods plc	19,151	690,494

Hotels, Restaurants & Leisure 0.3%
Whitbread plc	7,213	376,804

Household Durables 0.8%
Persimmon plc	23,587	788,282
Redrow plc	16,465	115,776

		904,058

Insurance 0.3%
Admiral Group plc	12,655	318,315

Media 0.4%
Cineworld Group plc	141,421	495,566

Personal Products 2.4%
Unilever NV, CVA	49,918	2,782,656

Specialty Retail 0.6%
WH Smith plc	26,886	709,137

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Tobacco 0.6%
Imperial Brands plc	18,949	$705,572

Trading Companies & Distributors 2.2%
Ashtead Group plc	25,160	749,423
Howden Joinery Group plc	257,044	1,817,962

		2,567,385

		16,022,947

UNITED STATES 0.5%
Hotels, Restaurants & Leisure 0.5%
Carnival plc	10,701	612,122

Total Common Stocks (cost $104,976,401)		114,042,410

Rights 0.0%†

	Number of Rights

ITALY 0.0%†
Banks 0.0%†
Intesa Sanpaolo SpA, expiring 07/17/18*(b)	587,637	0

Total Rights (cost $–)		0

Total Investments (cost $104,976,401) — 98.0%		114,042,410

Other assets in excess of liabilities — 2.0%		2,276,927

NET ASSETS — 100.0%		$116,319,337

*	Denotes a non-income producing security.

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at June 30, 2018 was $2,324,246 which represents 2.00% of net assets.

(b)	Fair valued security.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

CVA	Dutch Certification

NVDR	Non-Voting Depositary Receipt

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

9

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT International Equity Fund (Continued)

Reg. S	Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT International Equity Fund
Assets:
Investment securities, at value (cost $104,976,401)	$114,042,410
Cash	2,221,549
Foreign currencies, at value (cost $11,576)	11,512
Interest and dividends receivable	338,533
Security lending income receivable	3,103
Receivable for investments sold	1,977,977
Receivable for capital shares issued	2,542
Reclaims receivable	180,707
Prepaid expenses	652

Total Assets	118,778,985

Liabilities:
Payable for investments purchased	2,123,084
Payable for capital shares redeemed	158,324
Payable for capital gain country tax	28,384
Accrued expenses and other payables:
Investment advisory fees	76,941
Fund administration fees	15,146
Distribution fees	10,568
Administrative servicing fees	16,449
Accounting and transfer agent fees	2,256
Trustee fees	61
Deferred capital gain country tax	1,427
Custodian fees	789
Compliance program costs (Note 3)	111
Professional fees	16,205
Printing fees	5,121
Other	4,782

Total Liabilities	2,459,648

Net Assets	$116,319,337

Represented by:
Capital	$99,004,955
Accumulated undistributed net investment income	2,340,462
Accumulated net realized gains from investment securities and foreign currency transactions	5,913,385
Net unrealized appreciation/(depreciation) in investment securities†	9,064,582
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(4,047)

Net Assets	$116,319,337

†	Net of $1,427 of deferred capital gain country tax.

11

Statement of Assets and Liabilities (Continued)

June 30, 2018 (Unaudited)

NVIT International Equity Fund

Net Assets:
Class I Shares	$66,370,213
Class II Shares	49,949,124

Total	$116,319,337

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	5,760,865
Class II Shares	4,377,365

Total	10,138,230

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.52
Class II Shares	$11.41

The accompanying notes are an integral part of these financial statements.

12

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT International Equity Fund
INVESTMENT INCOME:
Dividend income	$2,533,169
Income from securities lending (Note 2)	22,224
Interest income	6,009
Foreign tax withholding	(291,271)

Total Income	2,270,131

EXPENSES:
Investment advisory fees	487,309
Fund administration fees	51,731
Distribution fees Class II Shares	66,509
Administrative servicing fees Class I Shares	51,465
Administrative servicing fees Class II Shares	39,906
Professional fees	28,268
Printing fees	7,869
Trustee fees	1,867
Custodian fees	2,546
Accounting and transfer agent fees	2,987
Compliance program costs (Note 3)	237
Other	4,910

Total expenses before fees waived	745,604

Investment advisory fees waived (Note 3)	(6,092)

Net Expenses	739,512

NET INVESTMENT INCOME	1,530,619

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities †	5,516,215
Foreign currency transactions (Note 2)	(14,426)

Net realized gains	5,501,789

Net change in unrealized appreciation/depreciation in the value of:
Investment securities††	(9,783,590)
Translation of assets and liabilities denominated in foreign currencies	(6,856)

Net change in unrealized appreciation/depreciation	(9,790,446)

Net realized/unrealized losses	(4,288,657)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,758,038)

†	Net of capital gain country taxes of $42,317.

††	Net of decrease in deferred capital gain country tax accrual on unrealized appreciation of $63,556.

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets

	NVIT International Equity Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$1,530,619	$1,678,536
Net realized gains	5,501,789	8,271,908
Net change in unrealized appreciation/depreciation	(9,790,446)	16,441,853

Change in net assets resulting from operations	(2,758,038)	26,392,297

Distributions to Shareholders From:
Net investment income:
Class I	–	(1,107,466)
Class II	–	(740,915)

Change in net assets from shareholder distributions	–	(1,848,381)

Change in net assets from capital transactions	(5,301,122)	1,598,388

Change in net assets	(8,059,160)	26,142,304

Net Assets:
Beginning of period	124,378,497	98,236,193

End of period	$116,319,337	$124,378,497

Accumulated undistributed net investment income at end of period	$2,340,462	$809,843

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$5,758,250	$7,598,874
Dividends reinvested	–	1,107,466
Cost of shares redeemed	(6,390,429)	(12,159,464)

Total Class I Shares	(632,179)	(3,453,124)

Class II Shares
Proceeds from shares issued	3,326,827	9,929,140
Dividends reinvested	–	740,915
Cost of shares redeemed	(7,995,770)	(5,618,543)

Total Class II Shares	(4,668,943)	5,051,512

Change in net assets from capital transactions	$(5,301,122)	$1,598,388

SHARE TRANSACTIONS:
Class I Shares
Issued	486,279	691,277
Reinvested	–	96,780
Redeemed	(534,402)	(1,133,208)

Total Class I Shares	(48,123)	(345,151)

Class II Shares
Issued	279,380	911,930
Reinvested	–	65,460
Redeemed	(664,150)	(524,809)

Total Class II Shares	(384,770)	452,581

Total change in shares	(432,893)	107,430

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT International Equity Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Six Months Ended June 30, 2018 (Unaudited)	$11.81	0.16	(0.45)	(0.29)	–	–	–	$11.52	(2.46%	)	$66,370,213	1.11%	2.64%	1.12%	29.68%
Year Ended December 31, 2017	$9.42	0.17	2.41	2.58	(0.19)	–	(0.19)	$11.81	27.45%		$68,605,319	1.10%	1.61%	1.11%	77.86%
Year Ended December 31, 2016	$9.54	0.16	(0.08)	0.08	(0.20)	–	(0.20)	$9.42	0.87%		$57,962,512	1.14%	1.71%	1.15%	84.81%
Year Ended December 31, 2015	$10.30	0.17	(0.49)	(0.32)	(0.05)	(0.39)	(0.44)	$9.54	(3.06%	)	$63,037,658	1.12%	1.66%	1.14%	100.97%
Year Ended December 31, 2014	$10.75	0.19	(0.22)	(0.03)	(0.42)	–	(0.42)	$10.30	(0.45%	)	$67,502,706	1.13%	1.80%	1.15%	90.25%
Year Ended December 31, 2013	$9.17	0.17	1.46	1.63	(0.05)	–	(0.05)	$10.75	17.83%		$19,708,439	1.14%	1.68%	1.15%	118.28%

Class II Shares (g)
Six Months Ended June 30, 2018 (Unaudited)	$11.71	0.14	(0.44)	(0.30)	–	–	–	$11.41	(2.56%	)	$49,949,124	1.36%	2.35%	1.37%	29.68%
Year Ended December 31, 2017	$9.35	0.15	2.37	2.52	(0.16)	–	(0.16)	$11.71	27.07%		$55,773,178	1.35%	1.35%	1.36%	77.86%
Year Ended December 31, 2016	$9.47	0.14	(0.08)	0.06	(0.18)	–	(0.18)	$9.35	0.63%		$40,273,681	1.39%	1.47%	1.40%	84.81%
Year Ended December 31, 2015	$10.22	0.14	(0.47)	(0.33)	(0.03)	(0.39)	(0.42)	$9.47	(3.22%	)	$41,330,513	1.38%	1.40%	1.39%	100.97%
Year Ended December 31, 2014	$10.69	0.16	(0.22)	(0.06)	(0.41)	–	(0.41)	$10.22	(0.72%	)	$39,240,044	1.39%	1.47%	1.40%	90.25%
Year Ended December 31, 2013	$9.14	0.14	1.46	1.60	(0.05)	–	(0.05)	$10.69	17.56%		$31,266,115	1.39%	1.42%	1.40%	118.28%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective April 30, 2014, Class VI Shares were renamed Class II Shares.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT International Equity Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

16

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security

17

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees. The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$174,198	$—	$174,198
Airlines	185,611	2,601,730	—	2,787,341
Auto Components	876,762	1,670,693	—	2,547,455
Automobiles	—	2,810,667	—	2,810,667
Banks	949,330	12,595,677	—	13,545,007
Beverages	—	232,160	—	232,160
Biotechnology	—	2,951,730	—	2,951,730
Building Products	—	820,586	—	820,586
Capital Markets	—	3,143,112	—	3,143,112
Chemicals	—	3,760,898	—	3,760,898
Commercial Services & Supplies	99,337	330,172	—	429,509
Construction & Engineering	—	896,979	—	896,979
Construction Materials	—	272,665	—	272,665
Diversified Financial Services	—	968,144	—	968,144
Diversified Telecommunication Services	—	1,283,820	—	1,283,820
Electric Utilities	250,882	2,300,710	—	2,551,592
Electronic Equipment, Instruments & Components	—	1,271,992	—	1,271,992
Equity Real Estate Investment Trusts (REITs)	—	200,439	—	200,439
Food & Staples Retailing	986,022	319,376	—	1,305,398
Food Products	—	4,074,359	—	4,074,359
Gas Utilities	—	620,943	—	620,943
Health Care Equipment & Supplies	—	324,418	—	324,418
Hotels, Restaurants & Leisure	—	2,156,394	—	2,156,394
Household Durables	—	2,436,136	—	2,436,136
Industrial Conglomerates	629,640	—	—	629,640
Insurance	428,519	6,358,750	—	6,787,269
Internet & Direct Marketing Retail	—	528,563	—	528,563
Internet Software & Services	1,188,365	292,982	—	1,481,347
IT Services	1,267,554	1,181,451	—	2,449,005
Leisure Products	204,702	—	—	204,702
Machinery	29,351	2,272,509	—	2,301,860
Marine	—	443,728	—	443,728

18

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Media	$687,636	$917,293	$—	$1,604,929
Metals & Mining	2,076,156	886,149	—	2,962,305
Oil, Gas & Consumable Fuels	2,013,717	7,078,660	—	9,092,377
Paper & Forest Products	1,488,103	—	—	1,488,103
Personal Products	—	3,167,193	—	3,167,193
Pharmaceuticals	—	5,975,421	—	5,975,421
Professional Services	—	1,143,566	—	1,143,566
Real Estate Management & Development	—	4,506,842	—	4,506,842
Road & Rail	—	354,360	—	354,360
Semiconductors & Semiconductor Equipment	—	3,467,473	—	3,467,473
Software	1,494,446	1,397,449	—	2,891,895
Specialty Retail	—	1,082,034	—	1,082,034
Technology Hardware, Storage & Peripherals	—	3,007,643	—	3,007,643
Thrifts & Mortgage Finance	245,782	—	—	245,782
Tobacco	—	951,866	—	951,866
Trading Companies & Distributors	310,929	2,567,385	—	2,878,314
Water Utilities	79,472	—	—	79,472
Wireless Telecommunication Services	165,807	2,584,972	—	2,750,779
Total Common Stocks	$15,658,123	$98,384,287	$—	$114,042,410
Rights	$—	$—	$—	$—
Total	$15,658,123	$98,384,287	$—	$114,042,410

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

19

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

(c)	Securities Lending

During the six months ended June 30, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2018, the Fund did not have any portfolio securities on loan.

(d)	Joint Repurchase Agreements

During the six months ended June 30, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from

20

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2018, the Fund did not invest in any repurchase agreements.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

21

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Lazard Asset Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.80%
$500 million up to 2 billion	0.75%
$2 billion and more	0.70%

The Trust and NFA have entered into a written contract waiving 0.01% of investment advisory fees of the Fund until April 30, 2019. During the six months ended June 30, 2018, the waiver of such investment advisory fees by NFA amounted to $6,092, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate before contractual fee waivers was 0.80%, and after contractual fee waivers was 0.79%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party

22

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $51,731 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $237.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $91,371.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of

23

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $35,881,297 and sales of $40,777,425 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

24

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

9.  Federal Tax Information

As of June 30, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$105,109,767	$13,435,841	$(4,503,198)	$8,932,643

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit and Interfund Lending”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

25

Supplemental Information

June 30, 2018 (Unaudited)

American Century NVIT Multi Cap Value Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT Dynamic U.S. Growth Fund

(formerly, NVIT Large Cap Growth Fund)

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The

Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds and multi-manager funds;

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

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●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the

Broadridge peer group provided an appropriate comparison and for Funds with multiple Sub-Advisers.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s assessment the financial condition and stability of the Sub-Advisers; and

●	Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where

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applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Funds without identified performance or expense challenges

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Nationwide Fund, and NVIT Short Term Bond Fund.

Performance

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. They also considered that each of the Funds had achieved relative performance at the 50th comparative percentile or higher (except in the case of NVIT Core Plus Bond Fund and NVIT Short Term Bond Fund, which had achieved performance in the 51st and 53rd comparative percentiles, respectively) for the three-year period ended August 31, 2017. The Trustees determined on the basis of all of the information presented to them that each of the Funds had achieved a level of performance consistent with continuation of the Fund’s advisory agreement.

Actual Advisory Fee and Total Expense Ratio

The Trustees considered information concerning the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of the Funds. They considered, among other things, any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year, comparative information regarding the fees and expenses of peer funds, and the comparative quintile ranking of each Fund’s fees and expenses against its Broadridge expense group (where each Fund’s total expense ratio and actual advisory fee were above the median of the Fund’s peer group except in the case of the actual advisory fee for Neuberger Berman NVIT Socially Responsible Fund where the Fund’s actual advisory fee ranked in the 53 comparative percentile). After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Funds with expense challenges but without identified performance challenges

BlackRock NVIT Equity Dividend Fund, BlackRock NVIT Managed Global Allocation Fund, Federated NVIT High Income Bond Fund, NVIT Government Money Market Fund, NVIT Multi Sector Bond Fund, and Templeton NVIT International Value Fund.

Performance

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. They also considered that each of the Funds had achieved relative performance at the 50th comparative percentile or higher (except in the case of Templeton NVIT International Value Fund, which had achieved performance in the 52nd comparative percentile) for the three-year period ended August 31, 2017 (or the two-year period ended August 31, 2017 with respect to BlackRock NVIT Managed Global Allocation Fund, which commenced operations in July 2015). The Trustees determined on the basis of all of the information presented to them that each of the Funds had achieved a level of performance consistent with continuation of the Fund’s advisory agreement.

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Actual Advisory Fee and Total Expense Ratio

The Trustees considered that each of the Funds had an actual advisory fee or total expense ratio, or both, that ranked at a level (typically below the third comparative quintile) that justified more detailed review. The Trustees considered the following factors, among others.

The Trustees noted that the actual advisory fee rate of Federated NVIT High Income Bond Fund, NVIT Government Money Market Fund, NVIT Multi Sector Bond Fund and Templeton NVIT International Value Fund did not rank within the top three quintiles of the Fund’s Broadridge expense group. The Trustees considered, however, that the total expense ratio (including 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) for each of these Funds, except for NVIT Government Money Market Fund, ranked within the top three quintiles of the Fund’s Broadridge expense group.

Federated NVIT High Income Bond Fund. The Trustees noted that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the first comparative quintile, and that, although the Fund’s actual advisory fee was above the median of its peer group, at the 71st comparative percentile, it was within the range of its peers.

NVIT Government Money Market Fund. The Trustees noted that the Fund’s actual advisory fee and total expense ratio were relatively high compared to the Broadridge expense group. The Trustees considered that the Adviser had implemented a ten-basis point advisory fee reduction in connection with the Fund’s transition to a government money market fund effective March 9, 2017. The Trustees considered the Adviser’s statements that, due to extraordinary fee waivers and expense limitations during the recent period of historically low short-term interest rates, the comparability of advisory fees and total expense ratios presented for peer funds in the Broadridge expense group was limited. In light of developments in the market for comparable funds the Trustees determined to continue to monitor the fees paid by the Fund to determine whether further fee changes might be appropriate.

NVIT Multi Sector Bond Fund. The Trustees noted the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked first among the Fund’s peers. The Trustees considered the Adviser’s statements that the Fund’s expense peer group is comprised of general bond funds, and that, when the Fund’s expenses are compared against a list of peer funds that include only multi-sector bond funds, the Fund’s actual advisory fee compares substantially more favorably. The Trustees also considered the Adviser’s statement that it had reduced its advisory fee in 2017 by 5 basis points, and that it lowered the Fund’s expense cap by 2 basis points in 2016.

Templeton NVIT International Value Fund. The Trustees noted the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the second comparative quintile. The Trustees also considered the Adviser’s statement that the Fund’s actual advisory fee was at approximately the 60th comparative percentile, within the range of peer funds.

BlackRock NVIT Equity Dividend Fund. The Trustees noted that the Fund’s actual advisory fee was below the peer group median. The Trustees also noted that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) was ranked within the fifth quintile of its Broadridge expense group but considered the Adviser’s statement, that, effective January 2017, in connection with the appointment of the Fund’s current sub-adviser, the Adviser had implemented an expense limitation agreement for the Fund that lowered the Fund’s total expense ratio, and that that expense reduction was effective for only a

29

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

part of the year over which the Fund’s expenses were measured.

BlackRock NVIT Managed Global Allocation Fund. The Trustees noted that the Fund’s actual advisory fee ranked within the second quintile of the Fund’s Broadridge expense group. They also considered that, although the Fund’s total expense ratio was above the median of the Fund’s peers, it exceeded the 60th comparative percentile by only 1.6 basis points; and that a number of the Fund’s peers are quite large relative to the Fund and likely enjoy substantial economies of scale not currently available to the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Funds with performance challenges but without identified expense challenges

American Century NVIT Multi Cap Value Fund, NVIT Emerging Markets Fund, NVIT International Equity Fund, NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund), and NVIT Real Estate Fund.

Actual Advisory Fee and Total Expense Ratio

The Trustees considered information concerning the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of these Funds. They considered, among other things, any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year, comparative information regarding the fees and expenses of peer funds, and the comparative quintile ranking of each Fund’s fees and expenses against its Broadridge expense group. The Trustees considered that the total expense ratio (including 12b-1 and non-12b-1 service fees) of each Fund ranked in the first comparative quintile of its peer group, and that the actual advisory fees of each Fund ranked in the 60th comparative percentile or better in comparison to its peers. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Performance

The Trustees identified each of these Funds as having achieved a level of total return performance that warranted additional consideration, based on comparison with funds in their respective performance universes for the three-year period ended August 31, 2017. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as information provided during investment review meetings conducted by the Board with the Adviser’s and/or the Sub-Advisers’ portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

American Century NVIT Multi Cap Value Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of unfavorable overweights to out-of-favor or underperforming sectors and stock selection, and the Adviser’s statements that the Sub-Adviser’s high-quality investment style has been out-of-favor over the past 12-months during which the Fund’s underperformance was concentrated. The Trustees further considered the Adviser’s statements that it would further assess the Fund’s performance and the Sub-Adviser’s process in the coming year.

NVIT Emerging Markets Fund. The Trustees considered that, effective February 2016, two new Sub-Advisers replaced the Fund’s former Sub-Adviser, and observed that the Fund’s underperformance was attributable principally to the Fund’s prior Sub-Adviser.

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June 30, 2018 (Unaudited)

The Trustees also considered that the Fund’s performance had improved from the third comparative quintile for the three-year period to the second comparative quintile for the one-year period.

NVIT International Equity Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance compared to its peers is substantially the result of what the Adviser considers an inappropriate assignment of the Fund to a peer group with a “growth” bias, rather than to a “core” peer group, which the Adviser considers more appropriate, and where the Fund’s performance would compare significantly more favorably. The Trustees also considered the Adviser’s statements that the Sub-Adviser’s investment process has been consistent since the portfolio management team began managing the Fund and that the Fund’s performance has improved since the replacement of its prior Sub-Adviser in 2013.

NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund). The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of unfavorable underweight positions and stock selection and the structural issues that present difficulties for active managers to deliver alpha within the large growth category. The Trustees also considered the Adviser’s statement that the Sub-Adviser’s quantitative model-driven strategy may be contributing to the Fund’s underperformance, and that the Adviser intends to maintain heightened monitoring of the Fund’s performance going forward.

NVIT Real Estate Fund. The Trustees considered that, effective September 2017, a new Sub-Adviser replaced the former Sub-Adviser, and observed that the Fund’s underperformance was attributable to the Fund’s prior Sub-Adviser.

Funds with performance and expense challenges

NVIT Government Bond Fund and NVIT Managed American Funds Growth-Income Fund.

The Trustees identified each of these Funds as having achieved a level of total return performance that warranted additional consideration, based on comparison with funds in their respective performance universes for the three-year period ended August 31, 2017. In addition, the Trustees considered that each of the Funds had an actual advisory fee or total expense ratio that ranked at a level (typically below the third comparative quintile) that justified more detailed review.

NVIT Government Bond Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of the longer-term oriented positioning of the Fund’s portfolio and certain portfolio overweights. The Trustee’s considered the Adviser’s statements that the environment during the period under review was unfavorable for the longer-term oriented positioning of the portfolio, but that the Fund’s portfolio is structured well for the possibility of gradually rising interest rates and continuing economic growth.

As to the Fund’s expenses, the Trustees considered that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the second comparative quintile and that the Fund’s actual advisory fee was one basis point higher than the 60th comparative percentile.

NVIT Managed American Funds Growth-Income Fund. The Trustees considered that the Fund is designed to be offered as an investment option under variable insurance products, and that the Fund’s investment strategy calls for the Adviser to apply an overlay strategy intended to reduce volatility of the Fund under various market conditions. The Trustees considered the Adviser’s statement that, due to the levels

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June 30, 2018 (Unaudited)

of short-term volatility in the equity markets at various times during the performance measuring period, the use of the overlay had detracted from the Fund’s performance due to its causing the Fund to underweight equities. The Trustees also noted the Adviser’s statement that market conditions in the one-year period were more amenable to the Fund’s overlay strategy, and the Fund achieved performance in the 28th comparative percentile.

As to the Fund’s expenses, the Trustees noted the Adviser’s actual advisory fee was the lowest of the funds in the Fund’s peer group, although the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) was the highest in the group. The Trustees considered the Adviser’s statement that the Fund’s peer group is small and narrowly focused and not representative of funds with investment strategies similar to those of the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that: (i) the Adviser’s explanation regarding these Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period; and (ii) each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

-        -        -

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, is subject to contractual advisory fee breakpoints. The Trustees considered that the Adviser had agreed to implement a contractual advisory fee breakpoint for NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund effective April 30, 2018. With respect to Blackrock NVIT Managed Global Allocation Fund, the Trustees determined to continue to monitor the fees paid by the Fund to determine whether breakpoints might become appropriate.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

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Management Information

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Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

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Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

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Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

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Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

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June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

37

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

38

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

39

Semiannual Report

June 30, 2018 (Unaudited)

Templeton NVIT International Value Fund

SAR-IV 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	Templeton NVIT International Value Fund

Asset Allocation†

Common Stocks	97.9%
Other assets in excess of liabilities	2.1%
100.0%

Top Industries††

Pharmaceuticals	14.2%
Banks	12.2%
Oil, Gas & Consumable Fuels	10.6%
Wireless Telecommunication Services	4.1%
Technology Hardware, Storage & Peripherals	4.0%
Chemicals	3.6%
Diversified Telecommunication Services	3.5%
Insurance	3.4%
Aerospace & Defense	2.8%
Industrial Conglomerates	2.8%
Other Industries	38.8%
100.0%

Top Holdings††

BP plc	3.2%
Samsung Electronics Co. Ltd., GDR	3.0%
Teva Pharmaceutical Industries Ltd., ADR	2.4%
Sanofi	1.9%
Roche Holding AG	1.9%
SES SA, FDR	1.9%
Standard Chartered plc	1.9%
Royal Dutch Shell plc, Class B, ADR	1.8%
HSBC Holdings plc	1.8%
BNP Paribas SA	1.7%
Other Holdings	78.5%
100.0%

Top Countries††

United Kingdom	16.8%
Japan	12.7%
Germany	11.1%
France	8.6%
Netherlands	7.3%
China	6.5%
South Korea	5.0%
United States	4.6%
Switzerland	4.3%
Canada	2.9%
Other Countries	20.2%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Percentages indicated are based upon total investments as of June 30, 2018.

3

Shareholder Expense Example	Templeton NVIT International Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Templeton NVIT International Value Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)(b)
Class I Shares	Actual	(b)	1,000.00	967.10	4.88	1.00
	Hypothetical	(b)(c)	1,000.00	1,019.84	5.01	1.00

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

Templeton NVIT International Value Fund

Common Stocks 97.9%

	Shares	Value

BELGIUM 0.9%
Pharmaceuticals 0.9%
UCB SA	23,175	$1,816,709

CANADA 2.8%
Metals & Mining 2.1%
Goldcorp, Inc.	119,500	1,640,722
Wheaton Precious Metals Corp.	126,700	2,796,816

		4,437,538

Oil, Gas & Consumable Fuels 0.7%
Husky Energy, Inc.	89,700	1,398,055

		5,835,593

CHINA 6.3%
Diversified Telecommunication Services 1.3%
China Telecom Corp. Ltd., Class H	5,934,000	2,767,135

Health Care Providers & Services 0.7%
Sinopharm Group Co. Ltd., Class H	355,200	1,424,880

Insurance 1.2%
China Life Insurance Co. Ltd., Class H	951,000	2,441,527

Internet Software & Services 1.8%
Baidu, Inc., ADR*	11,620	2,823,659
NetEase, Inc., ADR	4,000	1,010,680

		3,834,339

Wireless Telecommunication Services 1.3%
China Mobile Ltd.	297,000	2,634,344

		13,102,225

DENMARK 2.6%
Electric Utilities 0.7%
Orsted A/S Reg. S (a)	24,560	1,487,844

Electrical Equipment 1.2%
Vestas Wind Systems A/S	39,872	2,464,932

Marine 0.7%
AP Moller — Maersk A/S, Class B	1,091	1,356,930

		5,309,706

FRANCE 8.4%
Auto Components 1.1%
Cie Generale des Etablissements Michelin SCA	18,890	2,297,124

Banks 1.7%
BNP Paribas SA	55,851	3,461,898

Building Products 1.0%
Cie de Saint-Gobain	44,268	1,974,242

Insurance 1.3%
AXA SA	107,132	2,624,651

Multi-Utilities 0.8%
Veolia Environnement SA	78,986	1,689,798

Oil, Gas & Consumable Fuels 0.7%
TOTAL SA	24,754	1,505,324

Pharmaceuticals 1.8%
Sanofi	48,624	3,893,444

		17,446,481

Common Stocks (continued)

	Shares	Value

GERMANY 10.9%
Chemicals 1.2%
LANXESS AG	32,072	$2,499,389

Construction Materials 0.9%
HeidelbergCement AG	21,210	1,785,434

Diversified Telecommunication Services 0.9%
Telefonica Deutschland Holding AG	473,202	1,864,965

Health Care Providers & Services 0.8%
Fresenius Medical Care AG & Co. KGaA	16,104	1,625,594

Industrial Conglomerates 1.4%
Siemens AG (Registered)	22,224	2,936,883

Multi-Utilities 1.6%
E.ON SE	202,839	2,166,965
Innogy SE Reg. S (a)	24,889	1,066,096

		3,233,061

Pharmaceuticals 3.0%
Bayer AG (Registered)	31,283	3,446,653
Merck KGaA	28,858	2,817,515

		6,264,168

Semiconductors & Semiconductor Equipment 1.1%
Infineon Technologies AG	93,382	2,379,680

		22,589,174

HONG KONG 1.9%
Industrial Conglomerates 1.3%
CK Hutchison Holdings Ltd.	259,512	2,738,876

Real Estate Management & Development 0.6%
CK Asset Holdings Ltd.	155,512	1,228,733

		3,967,609

IRELAND 2.2%
Banks 0.9%
Bank of Ireland Group plc	243,175	1,895,771

Construction Materials 1.3%
CRH plc	76,825	2,711,239

		4,607,010

ISRAEL 2.4%
Pharmaceuticals 2.4%
Teva Pharmaceutical Industries Ltd., ADR	201,444	4,899,118

ITALY 1.6%
Oil, Gas & Consumable Fuels 1.6%
Eni SpA	176,169	3,270,943

JAPAN 12.4%
Auto Components 0.7%
Sumitomo Rubber Industries Ltd.	87,600	1,390,286

Beverages 2.0%
Kirin Holdings Co. Ltd.	76,700	2,050,250
Suntory Beverage & Food Ltd.	54,800	2,339,244

		4,389,494

Electronic Equipment, Instruments & Components 1.0%
Omron Corp.	46,200	2,148,215

5

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

Templeton NVIT International Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Food & Staples Retailing 1.0%
Seven & i Holdings Co. Ltd.	49,300	$2,148,850

Food Products 0.5%
Ezaki Glico Co. Ltd.	22,400	1,075,642

Household Durables 0.7%
Panasonic Corp.	106,300	1,428,182

Metals & Mining 0.5%
Sumitomo Metal Mining Co. Ltd.	26,500	1,009,709

Multiline Retail 0.8%
Ryohin Keikaku Co. Ltd.	4,500	1,582,765

Oil, Gas & Consumable Fuels 1.0%
Inpex Corp.	190,900	1,972,974

Pharmaceuticals 1.7%
Astellas Pharma, Inc.	225,100	3,429,314

Real Estate Management & Development 1.1%
Mitsui Fudosan Co. Ltd.	98,800	2,381,546

Wireless Telecommunication Services 1.4%
SoftBank Group Corp.	41,800	2,999,352

		25,956,329

LUXEMBOURG 2.2%
Energy Equipment & Services 0.3%
Tenaris SA	33,903	618,259

Media 1.9%
SES SA, FDR	210,276	3,848,372

		4,466,631

NETHERLANDS 7.2%
Banks 1.2%
ING Groep NV	177,994	2,554,095

Chemicals 1.0%
Akzo Nobel NV	25,115	2,140,063

Energy Equipment & Services 0.9%
SBM Offshore NV	121,271	1,879,893

Insurance 0.9%
NN Group NV	46,248	1,876,544

Oil, Gas & Consumable Fuels 3.2%
Royal Dutch Shell plc, Class B	76,567	2,738,688
Royal Dutch Shell plc, Class B, ADR	50,238	3,649,791

		6,388,479

		14,839,074

NORWAY 0.8%
Chemicals 0.8%
Yara International ASA	37,794	1,564,572

PORTUGAL 0.3%
Oil, Gas & Consumable Fuels 0.3%
Galp Energia SGPS SA	27,616	525,118

SINGAPORE 1.2%
Diversified Telecommunication Services 1.2%
Singapore Telecommunications Ltd.	1,145,900	2,586,834

Common Stocks (continued)

	Shares	Value

SOUTH KOREA 4.9%
Banks 1.9%
Hana Financial Group, Inc.	48,027	$1,844,169
KB Financial Group, Inc., ADR	44,826	2,083,513

		3,927,682

Technology Hardware, Storage & Peripherals 3.0%
Samsung Electronics Co. Ltd., GDR Reg. S	5,900	6,149,155

		10,076,837

SWEDEN 0.4%
Health Care Equipment & Supplies 0.4%
Getinge AB, Class B	82,457	749,298

SWITZERLAND 4.2%
Capital Markets 1.4%
UBS Group AG (Registered)*	192,620	2,963,473

Pharmaceuticals 2.8%
Novartis AG (Registered)	26,201	1,984,583
Roche Holding AG	17,346	3,859,748

		5,844,331

		8,807,804

TAIWAN 2.1%
Semiconductors & Semiconductor Equipment 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	340,214	2,420,504

Technology Hardware, Storage & Peripherals 1.0%
Catcher Technology Co. Ltd.	132,000	1,474,105
Pegatron Corp.	242,000	497,259

		1,971,364

		4,391,868

THAILAND 1.2%
Banks 1.2%
Bangkok Bank PCL, NVDR	375,700	2,215,228
Bangkok Bank PCL	45,200	270,645

		2,485,873

UNITED KINGDOM 16.5%
Aerospace & Defense 2.7%
BAE Systems plc	369,554	3,153,645
Rolls-Royce Holdings plc*	196,355	2,559,216
Rolls-Royce plc (Preference)* (b)	13,941,205	18,399

		5,731,260

Banks 5.0%
Barclays plc	1,278,580	3,188,215
HSBC Holdings plc	384,292	3,589,022
Standard Chartered plc	413,429	3,777,526

		10,554,763

Capital Markets 0.7%
London Stock Exchange Group plc	25,120	1,479,990

Chemicals 0.6%
Johnson Matthey plc	24,621	1,174,292

Oil, Gas & Consumable Fuels 3.1%
BP plc	859,804	6,546,735

6

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

Templeton NVIT International Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Pharmaceuticals 0.8%
GlaxoSmithKline plc	80,928	$1,632,786

Specialty Retail 1.2%
Kingfisher plc	618,912	2,425,161

Trading Companies & Distributors 1.1%
Travis Perkins plc	120,375	2,259,263

Wireless Telecommunication Services 1.3%
Vodafone Group plc	1,081,458	2,620,564

		34,424,814

UNITED STATES 4.5%
Biotechnology 1.5%
Shire plc	53,303	2,997,635

Health Care Equipment & Supplies 1.4%
LivaNova plc*	30,010	2,995,598

Life Sciences Tools & Services 1.1%
QIAGEN NV*	65,143	2,371,804

Pharmaceuticals 0.5%
Perrigo Co. plc	14,200	1,035,322

		9,400,359

Total Common Stocks (cost $171,813,819)		203,119,979

Total Investments (cost $171,813,819) — 97.9%		203,119,979

Other assets in excess of liabilities — 2.1%		4,256,152

NET ASSETS — 100.0%		$207,376,131

*	Denotes a non-income producing security.

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at June 30, 2018 was $2,553,940 which represents 1.23% of net assets.

(b)	Fair valued security.

ADR	American Depositary Receipt

FDR	Fiduciary Depositary Receipt

GDR	Global Depositary Receipt

NVDR	Non-Voting Depositary Receipt

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Reg. S	Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

The accompanying notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Templeton NVIT International Value Fund
Assets:
Investment securities, at value (cost $171,813,819)	$203,119,979
Cash	3,787,126
Foreign currencies, at value (cost $19)	19
Interest and dividends receivable	496,432
Security lending income receivable	9,096
Receivable for capital shares issued	1,898
Reclaims receivable	191,468
Prepaid expenses	1,217

Total Assets	207,607,235

Liabilities:
Payable for capital shares redeemed	566
Accrued expenses and other payables:
Investment advisory fees	130,938
Fund administration fees	16,471
Administrative servicing fees	26,416
Accounting and transfer agent fees	15
Trustee fees	145
Deferred capital gain country tax	32,135
Custodian fees	1,508
Compliance program costs (Note 3)	207
Professional fees	9,949
Printing fees	6,427
Other	6,327

Total Liabilities	231,104

Net Assets	$207,376,131

Represented by:
Capital	$157,281,953
Accumulated undistributed net investment income	3,269,657
Accumulated net realized gains from investment securities and foreign currency transactions	15,559,291
Net unrealized appreciation/(depreciation) in investment securities†	31,274,025
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(8,795)

Net Assets	$207,376,131

8

Statement of Assets and Liabilities (Continued)

June 30, 2018 (Unaudited)

Templeton NVIT International Value Fund
Net Assets:
Class I Shares	$207,376,131

Total	$207,376,131

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	16,774,419

Total	16,774,419

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$12.36

†	Net of $32,135 of deferred capital gain country tax.

The accompanying notes are an integral part of these financial statements.

9

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

Templeton NVIT International Value Fund
INVESTMENT INCOME:
Dividend income	$4,388,564
Income from securities lending (Note 2)	39,435
Interest income	29,434
Foreign tax withholding	(417,110)

Total Income	4,040,323

EXPENSES:
Investment advisory fees	815,932
Fund administration fees	60,959
Administrative servicing fees Class I Shares	163,187
Professional fees	22,406
Printing fees	11,154
Trustee fees	3,369
Custodian fees	4,873
Accounting and transfer agent fees	2,807
Compliance program costs (Note 3)	425
Other	5,848

Total Expenses	1,090,960

NET INVESTMENT INCOME	2,949,363

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities (Note 8)	13,351,650
Foreign currency transactions (Note 2)	(19,494)

Net realized gains	13,332,156

Net change in unrealized appreciation/depreciation in the value of:
Investment securities††	(23,175,161)
Translation of assets and liabilities denominated in foreign currencies	(18,175)

Net change in unrealized appreciation/depreciation	(23,193,336)

Net realized/unrealized losses	(9,861,180)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,911,817)

††	Net of decrease in deferred capital gain country tax accrual on unrealized appreciation of $11,687.

The accompanying notes are an integral part of these financial statements.

10

Statements of Changes in Net Assets

	Templeton NVIT International Value Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$2,949,363	$3,995,766
Net realized gains	13,332,156	7,058,454
Net change in unrealized appreciation/depreciation	(23,193,336)	33,692,961

Change in net assets resulting from operations	(6,911,817)	44,747,181

Distributions to Shareholders From:
Net investment income:
Class I	–	(4,295,346)

Change in net assets from shareholder distributions	–	(4,295,346)

Change in net assets from capital transactions	(9,061,744)	(24,602,405)

Change in net assets	(15,973,561)	15,849,430

Net Assets:
Beginning of period	223,349,692	207,500,262

End of period	$207,376,131	$223,349,692

Accumulated undistributed net investment income at end of period	$3,269,657	$320,294

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,828,839	$4,564,354
Dividends reinvested	–	4,295,346
Cost of shares redeemed	(12,890,583)	(33,462,105)

Total Class I Shares	(9,061,744)	(24,602,405)

Change in net assets from capital transactions	$(9,061,744)	$(24,602,405)

SHARE TRANSACTIONS:
Class I Shares
Issued	301,613	392,409
Reinvested	–	343,037
Redeemed	(1,004,314)	(2,803,836)

Total Class I Shares	(702,701)	(2,068,390)

Total change in shares	(702,701)	(2,068,390)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

11

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Templeton NVIT International Value Fund

		Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (b)
Class I Shares (e)
Six Months Ended June 30, 2018 (Unaudited)	$12.78	0.17		(0.59)	(0.42)	–	–	–	$12.36	(3.29%	)	$207,376,131	1.00%	2.71%		1.00%	14.35%
Year Ended December 31, 2017	$10.62	0.22		2.19	2.41	(0.25)	–	(0.25)	$12.78	22.72%		$223,349,692	0.99%	1.82%		0.99%	16.76%
Year Ended December 31, 2016	$10.88	0.23		(0.10)	0.13	(0.23)	(0.16)	(0.39)	$10.62	1.12%		$207,500,262	1.02%	2.19%		1.02%	18.20%
Year Ended December 31, 2015	$12.13	0.22		(0.68)	(0.46)	(0.22)	(0.57)	(0.79)	$10.88	(3.90%	)	$215,574,978	1.02%	1.79%		1.02%	12.38%
Year Ended December 31, 2014	$14.27	0.47	(f)	(1.57)	(1.10)	(0.50)	(0.54)	(1.04)	$12.13	(8.15%	)	$226,857,097	1.00%	3.40%	(f)	1.00%	18.74%
Year Ended December 31, 2013	$12.21	0.26		2.17	2.43	(0.25)	(0.12)	(0.37)	$14.27	20.09%		$263,066,096	1.00%	1.98%		1.00%	15.31%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Effective April 30, 2014, Class III Shares were renamed Class I Shares.
(f)

During the year ended December 31, 2014, the Fund received a large special dividend distribution from Vodafone Group PLC. Had the Fund not received this special dividend distribution, the net investment income per share and ratio of net investment income to average net assets would have been $0.15 and 1.11% lower, respectively.

The accompanying notes are an integral part of these financial statements.

12

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Templeton NVIT International Value Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I shares.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

13

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair

14

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$5,731,260	$—	$5,731,260
Auto Components	—	3,687,410	—	3,687,410
Banks	2,083,513	22,796,569	—	24,880,082
Beverages	—	4,389,494	—	4,389,494
Biotechnology	—	2,997,635	—	2,997,635
Building Products	—	1,974,242	—	1,974,242
Capital Markets	—	4,443,463	—	4,443,463
Chemicals	—	7,378,316	—	7,378,316
Construction Materials	—	4,496,673	—	4,496,673
Diversified Telecommunication Services	—	7,218,934	—	7,218,934
Electric Utilities	—	1,487,844	—	1,487,844
Electrical Equipment	—	2,464,932	—	2,464,932
Electronic Equipment, Instruments & Components	—	2,148,215	—	2,148,215
Energy Equipment & Services	—	2,498,152	—	2,498,152
Food & Staples Retailing	—	2,148,850	—	2,148,850
Food Products	—	1,075,642	—	1,075,642
Health Care Equipment & Supplies	2,995,598	749,298	—	3,744,896
Health Care Providers & Services	—	3,050,474	—	3,050,474
Household Durables	—	1,428,182	—	1,428,182
Industrial Conglomerates	—	5,675,759	—	5,675,759
Insurance	—	6,942,722	—	6,942,722
Internet Software & Services	3,834,339	—	—	3,834,339
Life Sciences Tools & Services	—	2,371,804	—	2,371,804
Marine	—	1,356,930	—	1,356,930
Media	—	3,848,372	—	3,848,372
Metals & Mining	4,437,538	1,009,709	—	5,447,247
Multiline Retail	—	1,582,765	—	1,582,765
Multi-Utilities	—	4,922,859	—	4,922,859
Oil, Gas & Consumable Fuels	5,047,846	16,559,782	—	21,607,628
Pharmaceuticals	5,934,440	22,880,752	—	28,815,192

15

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Real Estate Management & Development	$—	$3,610,279	$—	$3,610,279
Semiconductors & Semiconductor Equipment	—	4,800,184	—	4,800,184
Specialty Retail	—	2,425,161	—	2,425,161
Technology Hardware, Storage & Peripherals	—	8,120,519	—	8,120,519
Trading Companies & Distributors	—	2,259,263	—	2,259,263
Wireless Telecommunication Services	—	8,254,260	—	8,254,260
Total Common Stocks	$24,333,274	$178,786,705	$—	$203,119,979
Total	$24,333,274	$178,786,705	$—	$203,119,979

Amounts designated as “—”are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Securities Lending

During the six months ended June 30, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also

16

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2018, the Fund did not have any portfolio securities on loan.

(d)	Joint Repurchase Agreements

During the six months ended June 30, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the

17

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2018, the Fund did not invest in any repurchase agreements.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

18

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

(h)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Templeton Investment Counsel, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.75%
$1 billion and more	0.70%

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate was 0.75%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.87% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

19

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $60,959 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $425.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.15% for Class I shares, for a total amount of $163,187.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right,

20

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $30,554,254 and sales of $37,126,896 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are

21

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

included in net realized gain (loss) from transactions in investment securities presented in the Fund’s Statement of Operations. For the six months ended June 30, 2018, the Fund recaptured $73 of brokerage commissions.

9.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

10.  Federal Tax Information

As of June 30, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$171,833,066	$40,163,991	$(8,877,078)	$31,286,913

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit and Interfund Lending”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

22

Supplemental Information

June 30, 2018 (Unaudited)

American Century NVIT Multi Cap Value Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT Dynamic U.S. Growth Fund

(formerly, NVIT Large Cap Growth Fund)

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The

Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds and multi-manager funds;

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

23

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the

Broadridge peer group provided an appropriate comparison and for Funds with multiple Sub-Advisers.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s assessment the financial condition and stability of the Sub-Advisers; and

●	Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where

24

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Funds without identified performance or expense challenges

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Nationwide Fund, and NVIT Short Term Bond Fund.

Performance

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. They also considered that each of the Funds had achieved relative performance at the 50th comparative percentile or higher (except in the case of NVIT Core Plus Bond Fund and NVIT Short Term Bond Fund, which had achieved performance in the 51st and 53rd comparative percentiles, respectively) for the three-year period ended August 31, 2017. The Trustees determined on the basis of all of the information presented to them that each of the Funds had achieved a level of performance consistent with continuation of the Fund’s advisory agreement.

Actual Advisory Fee and Total Expense Ratio

The Trustees considered information concerning the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of the Funds. They considered, among other things, any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year, comparative information regarding the fees and expenses of peer funds, and the comparative quintile ranking of each Fund’s fees and expenses against its Broadridge expense group (where each Fund’s total expense ratio and actual advisory fee were above the median of the Fund’s peer group except in the case of the actual advisory fee for Neuberger Berman NVIT Socially Responsible Fund where the Fund’s actual advisory fee ranked in the 53 comparative percentile). After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Funds with expense challenges but without identified performance challenges

BlackRock NVIT Equity Dividend Fund, BlackRock NVIT Managed Global Allocation Fund, Federated NVIT High Income Bond Fund, NVIT Government Money Market Fund, NVIT Multi Sector Bond Fund, and Templeton NVIT International Value Fund.

Performance

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. They also considered that each of the Funds had achieved relative performance at the 50th comparative percentile or higher (except in the case of Templeton NVIT International Value Fund, which had achieved performance in the 52nd comparative percentile) for the three-year period ended August 31, 2017 (or the two-year period ended August 31, 2017 with respect to BlackRock NVIT Managed Global Allocation Fund, which commenced operations in July 2015). The Trustees determined on the basis of all of the information presented to them that each of the Funds had achieved a level of performance consistent with continuation of the Fund’s advisory agreement.

25

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

Actual Advisory Fee and Total Expense Ratio

The Trustees considered that each of the Funds had an actual advisory fee or total expense ratio, or both, that ranked at a level (typically below the third comparative quintile) that justified more detailed review. The Trustees considered the following factors, among others.

The Trustees noted that the actual advisory fee rate of Federated NVIT High Income Bond Fund, NVIT Government Money Market Fund, NVIT Multi Sector Bond Fund and Templeton NVIT International Value Fund did not rank within the top three quintiles of the Fund’s Broadridge expense group. The Trustees considered, however, that the total expense ratio (including 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) for each of these Funds, except for NVIT Government Money Market Fund, ranked within the top three quintiles of the Fund’s Broadridge expense group.

Federated NVIT High Income Bond Fund. The Trustees noted that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the first comparative quintile, and that, although the Fund’s actual advisory fee was above the median of its peer group, at the 71st comparative percentile, it was within the range of its peers.

NVIT Government Money Market Fund. The Trustees noted that the Fund’s actual advisory fee and total expense ratio were relatively high compared to the Broadridge expense group. The Trustees considered that the Adviser had implemented a ten-basis point advisory fee reduction in connection with the Fund’s transition to a government money market fund effective March 9, 2017. The Trustees considered the Adviser’s statements that, due to extraordinary fee waivers and expense limitations during the recent period of historically low short-term interest rates, the comparability of advisory fees and total expense ratios presented for peer funds in the Broadridge expense group was limited. In light of developments in the market for comparable funds the Trustees determined to continue to monitor the fees paid by the Fund to determine whether further fee changes might be appropriate.

NVIT Multi Sector Bond Fund. The Trustees noted the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked first among the Fund’s peers. The Trustees considered the Adviser’s statements that the Fund’s expense peer group is comprised of general bond funds, and that, when the Fund’s expenses are compared against a list of peer funds that include only multi-sector bond funds, the Fund’s actual advisory fee compares substantially more favorably. The Trustees also considered the Adviser’s statement that it had reduced its advisory fee in 2017 by 5 basis points, and that it lowered the Fund’s expense cap by 2 basis points in 2016.

Templeton NVIT International Value Fund. The Trustees noted the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the second comparative quintile. The Trustees also considered the Adviser’s statement that the Fund’s actual advisory fee was at approximately the 60th comparative percentile, within the range of peer funds.

BlackRock NVIT Equity Dividend Fund. The Trustees noted that the Fund’s actual advisory fee was below the peer group median. The Trustees also noted that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) was ranked within the fifth quintile of its Broadridge expense group but considered the Adviser’s statement, that, effective January 2017, in connection with the appointment of the Fund’s current sub-adviser, the Adviser had implemented an expense limitation agreement for the Fund that lowered the Fund’s total expense ratio, and that that expense reduction was effective for only a

26

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

part of the year over which the Fund’s expenses were measured.

BlackRock NVIT Managed Global Allocation Fund. The Trustees noted that the Fund’s actual advisory fee ranked within the second quintile of the Fund’s Broadridge expense group. They also considered that, although the Fund’s total expense ratio was above the median of the Fund’s peers, it exceeded the 60th comparative percentile by only 1.6 basis points; and that a number of the Fund’s peers are quite large relative to the Fund and likely enjoy substantial economies of scale not currently available to the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Funds with performance challenges but without identified expense challenges

American Century NVIT Multi Cap Value Fund, NVIT Emerging Markets Fund, NVIT International Equity Fund, NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund), and NVIT Real Estate Fund.

Actual Advisory Fee and Total Expense Ratio

The Trustees considered information concerning the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of these Funds. They considered, among other things, any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year, comparative information regarding the fees and expenses of peer funds, and the comparative quintile ranking of each Fund’s fees and expenses against its Broadridge expense group. The Trustees considered that the total expense ratio (including 12b-1 and non-12b-1 service fees) of each Fund ranked in the first comparative quintile of its peer group, and that the actual advisory fees of each Fund ranked in the 60th comparative percentile or better in comparison to its peers. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Performance

The Trustees identified each of these Funds as having achieved a level of total return performance that warranted additional consideration, based on comparison with funds in their respective performance universes for the three-year period ended August 31, 2017. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as information provided during investment review meetings conducted by the Board with the Adviser’s and/or the Sub-Advisers’ portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

American Century NVIT Multi Cap Value Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of unfavorable overweights to out-of-favor or underperforming sectors and stock selection, and the Adviser’s statements that the Sub-Adviser’s high-quality investment style has been out-of-favor over the past 12-months during which the Fund’s underperformance was concentrated. The Trustees further considered the Adviser’s statements that it would further assess the Fund’s performance and the Sub-Adviser’s process in the coming year.

NVIT Emerging Markets Fund. The Trustees considered that, effective February 2016, two new Sub-Advisers replaced the Fund’s former Sub-Adviser, and observed that the Fund’s underperformance was attributable principally to the Fund’s prior Sub-Adviser.

27

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

The Trustees also considered that the Fund’s performance had improved from the third comparative quintile for the three-year period to the second comparative quintile for the one-year period.

NVIT International Equity Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance compared to its peers is substantially the result of what the Adviser considers an inappropriate assignment of the Fund to a peer group with a “growth” bias, rather than to a “core” peer group, which the Adviser considers more appropriate, and where the Fund’s performance would compare significantly more favorably. The Trustees also considered the Adviser’s statements that the Sub-Adviser’s investment process has been consistent since the portfolio management team began managing the Fund and that the Fund’s performance has improved since the replacement of its prior Sub-Adviser in 2013.

NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund). The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of unfavorable underweight positions and stock selection and the structural issues that present difficulties for active managers to deliver alpha within the large growth category. The Trustees also considered the Adviser’s statement that the Sub-Adviser’s quantitative model-driven strategy may be contributing to the Fund’s underperformance, and that the Adviser intends to maintain heightened monitoring of the Fund’s performance going forward.

NVIT Real Estate Fund. The Trustees considered that, effective September 2017, a new Sub-Adviser replaced the former Sub-Adviser, and observed that the Fund’s underperformance was attributable to the Fund’s prior Sub-Adviser.

Funds with performance and expense challenges

NVIT Government Bond Fund and NVIT Managed American Funds Growth-Income Fund.

The Trustees identified each of these Funds as having achieved a level of total return performance that warranted additional consideration, based on comparison with funds in their respective performance universes for the three-year period ended August 31, 2017. In addition, the Trustees considered that each of the Funds had an actual advisory fee or total expense ratio that ranked at a level (typically below the third comparative quintile) that justified more detailed review.

NVIT Government Bond Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of the longer-term oriented positioning of the Fund’s portfolio and certain portfolio overweights. The Trustee’s considered the Adviser’s statements that the environment during the period under review was unfavorable for the longer-term oriented positioning of the portfolio, but that the Fund’s portfolio is structured well for the possibility of gradually rising interest rates and continuing economic growth.

As to the Fund’s expenses, the Trustees considered that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the second comparative quintile and that the Fund’s actual advisory fee was one basis point higher than the 60th comparative percentile.

NVIT Managed American Funds Growth-Income Fund. The Trustees considered that the Fund is designed to be offered as an investment option under variable insurance products, and that the Fund’s investment strategy calls for the Adviser to apply an overlay strategy intended to reduce volatility of the Fund under various market conditions. The Trustees considered the Adviser’s statement that, due to the levels

28

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

of short-term volatility in the equity markets at various times during the performance measuring period, the use of the overlay had detracted from the Fund’s performance due to its causing the Fund to underweight equities. The Trustees also noted the Adviser’s statement that market conditions in the one-year period were more amenable to the Fund’s overlay strategy, and the Fund achieved performance in the 28th comparative percentile.

As to the Fund’s expenses, the Trustees noted the Adviser’s actual advisory fee was the lowest of the funds in the Fund’s peer group, although the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) was the highest in the group. The Trustees considered the Adviser’s statement that the Fund’s peer group is small and narrowly focused and not representative of funds with investment strategies similar to those of the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that: (i) the Adviser’s explanation regarding these Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period; and (ii) each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

-        -        -

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, is subject to contractual advisory fee breakpoints. The Trustees considered that the Adviser had agreed to implement a contractual advisory fee breakpoint for NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund effective April 30, 2018. With respect to Blackrock NVIT Managed Global Allocation Fund, the Trustees determined to continue to monitor the fees paid by the Fund to determine whether breakpoints might become appropriate.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

29

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

30

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

31

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

32

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

33

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

34

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

35

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

36

Semiannual Report

June 30, 2018 (Unaudited)

American Century NVIT Multi Cap Value Fund

SAR-MCV 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	American Century NVIT Multi Cap Value Fund

Asset Allocation†

Common Stocks	97.1%
Exchange Traded Fund	0.3%
Repurchase Agreements	0.3%
Forward Currency Contracts††	0.0%
Other assets in excess of liabilities	2.3%
100.0%

Top Industries†††

Banks	14.5%
Oil, Gas & Consumable Fuels	11.3%
Pharmaceuticals	11.1%
Health Care Providers & Services	4.9%
Energy Equipment & Services	4.5%
Health Care Equipment & Supplies	4.4%
Diversified Telecommunication Services	4.3%
Capital Markets	4.0%
Food Products	3.8%
Household Products	3.7%
Other Industries*	33.5%
100.0%

Top Holdings†††

JPMorgan Chase & Co.	3.3%
Procter & Gamble Co. (The)	3.2%
Pfizer, Inc.	3.2%
Wells Fargo & Co.	3.0%
General Electric Co.	2.7%
Merck & Co., Inc.	2.6%
Bank of America Corp.	2.5%
Johnson & Johnson	2.5%
US Bancorp	2.3%
Schlumberger Ltd.	2.3%
Other Holdings*	72.4%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	American Century NVIT Multi Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Century NVIT Multi Cap Value Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)
Class I Shares	Actual	(b)	1,000.00	996.40	4.41	0.89
	Hypothetical	(b)(c)	1,000.00	1,020.38	4.46	0.89
Class II Shares	Actual	(b)	1,000.00	995.80	5.25	1.06
	Hypothetical	(b)(c)	1,000.00	1,019.54	5.31	1.06

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

American Century NVIT Multi Cap Value Fund

Common Stocks 97.1%

	Shares	Value

Airlines 0.5%
Alaska Air Group, Inc.	16,380	$989,188
Southwest Airlines Co.	20,680	1,052,199

		2,041,387

Automobiles 1.2%
General Motors Co.	66,393	2,615,884
Honda Motor Co. Ltd.	69,400	2,034,979

		4,650,863

Banks 14.2%
Bank of America Corp.	349,960	9,865,372
BB&T Corp.	74,030	3,734,073
BOK Financial Corp.	7,904	743,055
Comerica, Inc.	14,251	1,295,701
JPMorgan Chase & Co.	122,706	12,785,965
M&T Bank Corp.	13,277	2,259,082
PNC Financial Services Group, Inc. (The)	37,496	5,065,710
US Bancorp	179,688	8,987,994
Wells Fargo & Co.	209,937	11,638,907

		56,375,859

Beverages 0.7%
PepsiCo, Inc.	23,880	2,599,816

Building Products 0.9%
Johnson Controls International plc	107,542	3,597,280

Capital Markets 3.9%
Ameriprise Financial, Inc.	14,590	2,040,849
Franklin Resources, Inc.	48,905	1,567,405
Goldman Sachs Group, Inc. (The)	18,122	3,997,170
Invesco Ltd.	138,543	3,679,702
Northern Trust Corp.	28,482	2,930,513
State Street Corp.	14,523	1,351,946

		15,567,585

Commercial Services & Supplies 0.2%
Republic Services, Inc.	14,380	983,017

Communications Equipment 2.1%
Cisco Systems, Inc.	190,535	8,198,721

Containers & Packaging 0.3%
Sonoco Products Co.	21,160	1,110,900

Diversified Financial Services 2.4%
Berkshire Hathaway, Inc., Class A*	24	6,768,960
Berkshire Hathaway, Inc., Class B*	14,500	2,706,425

		9,475,385

Diversified Telecommunication Services 4.2%
AT&T, Inc.	272,026	8,734,755
Verizon Communications, Inc.	160,920	8,095,885

		16,830,640

Electric Utilities 1.0%
Edison International	23,805	1,506,142
PG&E Corp.	61,049	2,598,246

		4,104,388

Common Stocks (continued)

	Shares	Value

Electrical Equipment 1.2%
Emerson Electric Co.	32,790	$2,267,100
Hubbell, Inc.	24,532	2,594,014

		4,861,114

Electronic Equipment, Instruments & Components 1.1%
Keysight Technologies, Inc.*	29,187	1,722,908
TE Connectivity Ltd.	28,961	2,608,228

		4,331,136

Energy Equipment & Services 4.4%
Baker Hughes a GE Co.	104,287	3,444,600
Halliburton Co.	22,470	1,012,498
Helmerich & Payne, Inc.	14,861	947,537
National Oilwell Varco, Inc.	70,084	3,041,646
Schlumberger Ltd.	131,890	8,840,587

		17,286,868

Equity Real Estate Investment Trusts (REITs) 0.5%
Weyerhaeuser Co.	51,040	1,860,918

Food & Staples Retailing 1.3%
Walmart, Inc.	59,453	5,092,149

Food Products 3.7%
Conagra Brands, Inc.	81,225	2,902,169
General Mills, Inc.	64,120	2,837,951
Kellogg Co.	45,812	3,200,885
Mondelez International, Inc., Class A	142,036	5,823,476

		14,764,481

Health Care Equipment & Supplies 4.2%
Abbott Laboratories	42,450	2,589,025
Medtronic plc	85,516	7,321,025
Siemens Healthineers AG* (a)	47,542	1,962,440
Zimmer Biomet Holdings, Inc.	44,950	5,009,228

		16,881,718

Health Care Providers & Services 4.8%
Cardinal Health, Inc.	82,770	4,041,659
Cigna Corp.	5,970	1,014,602
Express Scripts Holding Co.*	44,444	3,431,521
HCA Healthcare, Inc.	19,990	2,050,974
LifePoint Health, Inc.*	70,823	3,456,162
McKesson Corp.	26,710	3,563,114
Universal Health Services, Inc., Class B	13,215	1,472,680

		19,030,712

Hotels, Restaurants & Leisure 0.3%
Carnival Corp.	22,725	1,302,370

Household Products 3.6%
Kimberly-Clark Corp.	17,530	1,846,610
Procter & Gamble Co. (The)	160,967	12,565,084

		14,411,694

Industrial Conglomerates 2.9%
General Electric Co.	782,874	10,654,915
Siemens AG (Registered)	7,960	1,051,908

		11,706,823

5

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

American Century NVIT Multi Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Insurance 2.9%
Aflac, Inc.	38,492	$1,655,926
Chubb Ltd.	35,612	4,523,436
MetLife, Inc.	52,595	2,293,142
Reinsurance Group of America, Inc.	16,540	2,207,759
Unum Group	26,410	976,906

		11,657,169

Leisure Products 0.3%
Mattel, Inc. (b)	82,669	1,357,425

Machinery 0.8%
Cummins, Inc.	8,880	1,181,040
IMI plc	128,790	1,923,136

		3,104,176

Metals & Mining 0.5%
BHP Billiton Ltd.	76,550	1,918,156

Multiline Retail 0.7%
Target Corp.	34,079	2,594,094

Oil, Gas & Consumable Fuels 11.1%
Anadarko Petroleum Corp.	48,103	3,523,545
Apache Corp.	37,308	1,744,149
Chevron Corp.	63,861	8,073,946
Cimarex Energy Co.	43,036	4,378,482
ConocoPhillips	40,843	2,843,490
Devon Energy Corp.	77,386	3,401,888
EQT Corp.	55,726	3,074,961
Noble Energy, Inc.	124,296	4,385,163
Occidental Petroleum Corp.	70,360	5,887,725
Royal Dutch Shell plc, Class B	71,980	2,574,617
TOTAL SA	67,917	4,130,124

		44,018,090

Pharmaceuticals 10.9%
Allergan plc	26,030	4,339,722
Bristol-Myers Squibb Co.	39,480	2,184,823
Johnson & Johnson	78,561	9,532,592
Merck & Co., Inc.	163,375	9,916,862
Pfizer, Inc.	338,740	12,289,487
Roche Holding AG	14,250	3,170,842
Teva Pharmaceutical Industries Ltd., ADR-IL	69,131	1,681,266

		43,115,594

Road & Rail 1.1%
Heartland Express, Inc.	238,585	4,425,752

Semiconductors & Semiconductor Equipment 3.6%
Applied Materials, Inc.	24,107	1,113,502
Intel Corp.	162,190	8,062,465
QUALCOMM, Inc.	67,800	3,804,936
Teradyne, Inc.	35,317	1,344,518

		14,325,421

Software 2.3%
Microsoft Corp.	11,855	1,169,021
Oracle Corp.	178,427	7,861,494

		9,030,515

Common Stocks (continued)

	Shares	Value

Specialty Retail 1.7%
Advance Auto Parts, Inc.	31,145	$4,226,376
AutoZone, Inc.*	2,230	1,496,174
Lowe’s Cos., Inc.	8,796	840,634

		6,563,184

Technology Hardware, Storage & Peripherals 0.4%
HP, Inc.	68,931	1,564,044

Textiles, Apparel & Luxury Goods 0.8%
Ralph Lauren Corp.	11,430	1,436,979
Tapestry, Inc.	41,711	1,948,321

		3,385,300

Trading Companies & Distributors 0.4%
MSC Industrial Direct Co., Inc., Class A	18,285	1,551,482

Total Common Stocks (cost $336,475,382)		385,676,226

Exchange Traded Fund 0.3%
Exchange Traded Fund 0.3%
iShares Russell 1000 Value ETF	9,940	1,206,517

Total Exchange Traded Fund (cost $1,228,248)		1,206,517

Repurchase Agreements 0.3%
	Principal Amount

ML Pierce Fenner & Smith, Inc., 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $790,982, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $806,659. (c)(d)	$790,842	790,842
Nomura Securities International, Inc., 2.10%, dated 6/29/2018, due 7/2/2018, repurchase price $5,001, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 8.00%, maturing 7/31/2018 - 8/15/2047; total market value $5,100. (c)(d)	5,000	5,000
Pershing LLC, 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $300,052, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 11.50%, maturing 7/25/2019 - 4/20/2068; total market value $306,000. (c)(d)	300,000	300,000

Total Repurchase Agreements (cost $1,095,842)		1,095,842

Total Investments (cost $338,799,472) — 97.7%		387,978,585

Other assets in excess of liabilities — 2.3%		9,188,006

NET ASSETS — 100.0%		$397,166,591

6

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

American Century NVIT Multi Cap Value Fund (Continued)

*	Denotes a non-income producing security.

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at June 30, 2018 was $1,962,440 which represents 0.49% of net assets.

(b)

The security or a portion of this security is on loan at June 30, 2018. The total value of securities on loan at June 30, 2018 was $1,074,311, which was collateralized by cash used to purchase repurchase agreements with a total value of $1,095,842.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2018 was $1,095,842.

(d)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

ETF	Exchange Traded Fund

IL	Israel

REIT	Real Estate Investment Trust

Forward foreign currency contracts outstanding as of June 30, 2018

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	5,450,417	EUR	4,629,830	Credit Suisse International	9/28/2018	7,380
USD	3,314,157	GBP	2,486,724	Morgan Stanley Co., Inc.	9/28/2018	19,364
USD	1,630,868	JPY	178,063,050	Morgan Stanley Co., Inc.	9/28/2018	12,525

Total unrealized appreciation						39,269

JPY	5,777,550	USD	52,942	Morgan Stanley Co., Inc.	9/28/2018	(432)
USD	1,435,017	AUD	1,941,691	JPMorgan Chase Bank	9/28/2018	(2,309)
USD	2,352,359	CHF	2,313,309	Morgan Stanley Co., Inc.	9/28/2018	(1,617)
USD	91,998	GBP	70,097	Morgan Stanley Co., Inc.	9/28/2018	(877)

Total unrealized depreciation						(5,235)

Net unrealized appreciation						34,034

Currency:

AUD	Australian Dollar

CHF	Swiss Franc

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

American Century NVIT Multi Cap Value Fund
Assets:
Investment securities, at value* (cost $337,703,630)	$386,882,743
Repurchase agreements, at value (cost $1,095,842)	1,095,842
Cash	10,734,465
Foreign currencies, at value (cost $44,503)	44,503
Interest and dividends receivable	629,386
Security lending income receivable	3,857
Receivable for investments sold	743,351
Receivable for capital shares issued	35,020
Reclaims receivable	23,609
Unrealized appreciation on forward foreign currency contracts (Note 2)	39,269
Prepaid expenses	2,283

Total Assets	400,234,328

Liabilities:
Payable for investments purchased	1,544,908
Payable for capital shares redeemed	70,732
Unrealized depreciation on forward foreign currency contracts (Note 2)	5,235
Payable upon return of securities loaned (Note 2)	1,095,842
Accrued expenses and other payables:
Investment advisory fees	188,836
Fund administration fees	20,174
Distribution fees	25,667
Administrative servicing fees	82,508
Accounting and transfer agent fees	25
Trustee fees	240
Custodian fees	3,006
Compliance program costs (Note 3)	385
Professional fees	14,903
Printing fees	11,475
Other	3,801

Total Liabilities	3,067,737

Net Assets	$397,166,591

Represented by:
Capital	$303,997,100
Accumulated undistributed net investment income	4,069,098
Accumulated net realized gains from investment securities, forward foreign currency contracts and foreign currency transactions	39,888,221
Net unrealized appreciation/(depreciation) in investment securities	49,179,113
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	34,034
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(975)

Net Assets	$397,166,591

*	Includes value of securities on loan of $1,074,311 (Note 2).

8

Statement of Assets and Liabilities (Continued)

June 30, 2018 (Unaudited)

American Century NVIT Multi Cap Value Fund
Net Assets:
Class I Shares	$215,899,140
Class II Shares	181,267,451

Total	$397,166,591

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	12,885,077
Class II Shares	10,906,736

Total	23,791,813

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$16.76
Class II Shares	$16.62

The accompanying notes are an integral part of these financial statements.

9

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

American Century NVIT Multi Cap Value Fund
INVESTMENT INCOME:
Dividend income	$4,954,668
Interest income	52,712
Income from securities lending (Note 2)	11,938
Foreign tax withholding	(42,440)

Total Income	4,976,878

EXPENSES:
Investment advisory fees	1,160,035
Fund administration fees	82,169
Distribution fees Class II Shares	230,361
Administrative servicing fees Class I Shares	278,427
Administrative servicing fees Class II Shares	230,361
Professional fees	22,187
Printing fees	13,815
Trustee fees	6,293
Custodian fees	7,939
Accounting and transfer agent fees	2,160
Compliance program costs (Note 3)	798
Other	6,203

Total expenses before fees waived	2,040,748

Distribution fees waived — Class II (Note 3)	(73,716)

Net Expenses	1,967,032

NET INVESTMENT INCOME	3,009,846

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	19,359,573
Settlement of forward foreign currency contracts (Note 2)	354,867
Foreign currency transactions (Note 2)	(7,330)

Net realized gains	19,707,110

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(24,314,852)
Forward foreign currency contracts (Note 2)	215,142
Translation of assets and liabilities denominated in foreign currencies	(2,125)

Net change in unrealized appreciation/depreciation	(24,101,835)

Net realized/unrealized losses	(4,394,725)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,384,879)

The accompanying notes are an integral part of these financial statements.

10

Statements of Changes in Net Assets

	American Century NVIT Multi Cap Value Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$3,009,846	$6,621,607
Net realized gains	19,707,110	24,092,904
Net change in unrealized appreciation/depreciation	(24,101,835)	3,741,624

Change in net assets resulting from operations	(1,384,879)	34,456,135

Distributions to Shareholders From:
Net investment income:
Class I	–	(3,860,950)
Class II	–	(2,897,944)
Net realized gains:
Class I	–	(8,445,052)
Class II	–	(7,004,562)

Change in net assets from shareholder distributions	–	(22,208,508)

Change in net assets from capital transactions	(24,169,470)	(22,952,845)

Change in net assets	(25,554,349)	(10,705,218)

Net Assets:
Beginning of period	422,720,940	433,426,158

End of period	$397,166,591	$422,720,940

Accumulated undistributed net investment income at end of period	$4,069,098	$1,059,252

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$856,561	$3,981,899
Dividends reinvested	–	12,306,002
Cost of shares redeemed	(15,991,114)	(35,476,588)

Total Class I Shares	(15,134,553)	(19,188,687)

Class II Shares
Proceeds from shares issued	4,069,975	15,115,626
Dividends reinvested	–	9,902,506
Cost of shares redeemed	(13,104,892)	(28,782,290)

Total Class II Shares	(9,034,917)	(3,764,158)

Change in net assets from capital transactions	$(24,169,470)	$(22,952,845)

SHARE TRANSACTIONS:
Class I Shares
Issued	51,078	240,437
Reinvested	–	779,218
Redeemed	(947,756)	(2,144,424)

Total Class I Shares	(896,678)	(1,124,769)

Class II Shares
Issued	250,531	919,097
Reinvested	–	633,069
Redeemed	(782,385)	(1,757,239)

Total Class II Shares	(531,854)	(205,073)

Total change in shares	(1,428,532)	(1,329,842)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

11

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Century NVIT Multi Cap Value Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Six Months Ended June 30, 2018 (Unaudited)	$16.82	0.13	(0.19)	(0.06)	–	–	–	$16.76	(0.36%	)	$215,899,140	0.89%	1.56%	0.89%	22.44%
Year Ended December 31, 2017	$16.37	0.27	1.08	1.35	(0.28)	(0.62)	(0.90)	$16.82	8.67%		$231,762,341	0.88%	1.64%	0.88%	29.90%
Year Ended December 31, 2016	$15.41	0.26	2.73	2.99	(0.38)	(1.65)	(2.03)	$16.37	20.44%		$244,068,538	0.89%	1.66%	0.89%	45.89%
Year Ended December 31, 2015	$19.16	0.34	(1.29)	(0.95)	(0.42)	(2.38)	(2.80)	$15.41	(4.27%	)	$224,787,908	0.89%	1.93%	0.89%	45.21%
Year Ended December 31, 2014	$19.39	0.33	2.15	2.48	(0.40)	(2.31)	(2.71)	$19.16	13.12%		$268,170,178	0.88%	1.68%	0.88%	40.85%
Year Ended December 31, 2013	$15.26	0.30	4.52	4.82	(0.34)	(0.35)	(0.69)	$19.39	31.90%		$268,063,713	0.89%	1.69%	0.89%	48.11%

Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$16.69	0.11	(0.18)	(0.07)	–	–	–	$16.62	(0.42%	)	$181,267,451	1.06%	1.39%	1.14%	22.44%
Year Ended December 31, 2017	$16.26	0.24	1.07	1.31	(0.26)	(0.62)	(0.88)	$16.69	8.44%		$190,958,599	1.05%	1.47%	1.13%	29.90%
Year Ended December 31, 2016	$15.33	0.24	2.70	2.94	(0.36)	(1.65)	(2.01)	$16.26	20.21%		$189,357,620	1.06%	1.49%	1.14%	45.89%
Year Ended December 31, 2015	$19.08	0.31	(1.28)	(0.97)	(0.40)	(2.38)	(2.78)	$15.33	(4.44%	)	$157,058,004	1.06%	1.76%	1.14%	45.21%
Year Ended December 31, 2014	$19.32	0.30	2.14	2.44	(0.37)	(2.31)	(2.68)	$19.08	12.95%		$180,377,214	1.05%	1.51%	1.13%	40.85%
Year Ended December 31, 2013	$15.21	0.27	4.50	4.77	(0.31)	(0.35)	(0.66)	$19.32	31.67%		$173,892,352	1.06%	1.52%	1.14%	48.11%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expense ratios include expenses reimbursed to the Advisor.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

12

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the American Century NVIT Multi Cap Value Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

13

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price

14

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Airlines	$2,041,387	$—	$—	$2,041,387
Automobiles	2,615,884	2,034,979	—	4,650,863
Banks	56,375,859	—	—	56,375,859
Beverages	2,599,816	—	—	2,599,816
Building Products	3,597,280	—	—	3,597,280
Capital Markets	15,567,585	—	—	15,567,585
Commercial Services & Supplies	983,017	—	—	983,017
Communications Equipment	8,198,721	—	—	8,198,721
Containers & Packaging	1,110,900	—	—	1,110,900
Diversified Financial Services	9,475,385	—	—	9,475,385
Diversified Telecommunication Services	16,830,640	—	—	16,830,640
Electric Utilities	4,104,388	—	—	4,104,388
Electrical Equipment	4,861,114	—	—	4,861,114
Electronic Equipment, Instruments & Components	4,331,136	—	—	4,331,136
Energy Equipment & Services	17,286,868	—	—	17,286,868
Equity Real Estate Investment Trusts (REITs)	1,860,918	—	—	1,860,918
Food & Staples Retailing	5,092,149	—	—	5,092,149
Food Products	14,764,481	—	—	14,764,481
Health Care Equipment & Supplies	14,919,278	1,962,440	—	16,881,718
Health Care Providers & Services	19,030,712	—	—	19,030,712
Hotels, Restaurants & Leisure	1,302,370	—	—	1,302,370
Household Products	14,411,694	—	—	14,411,694
Industrial Conglomerates	10,654,915	1,051,908	—	11,706,823
Insurance	11,657,169	—	—	11,657,169
Leisure Products	1,357,425	—	—	1,357,425
Machinery	1,181,040	1,923,136	—	3,104,176
Metals & Mining	—	1,918,156	—	1,918,156

15

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Multiline Retail	$2,594,094	$—	$—	$2,594,094
Oil, Gas & Consumable Fuels	37,313,349	6,704,741	—	44,018,090
Pharmaceuticals	39,944,752	3,170,842	—	43,115,594
Road & Rail	4,425,752	—	—	4,425,752
Semiconductors & Semiconductor Equipment	14,325,421	—	—	14,325,421
Software	9,030,515	—	—	9,030,515
Specialty Retail	6,563,184	—	—	6,563,184
Technology Hardware, Storage & Peripherals	1,564,044	—	—	1,564,044
Textiles, Apparel & Luxury Goods	3,385,300	—	—	3,385,300
Trading Companies & Distributors	1,551,482	—	—	1,551,482
Total Common Stocks	$366,910,024	$18,766,202	$—	$385,676,226
Exchange Traded Fund	$1,206,517	$—	$—	$1,206,517
Forward Foreign Currency Contracts	—	39,269	—	39,269
Repurchase Agreements	—	1,095,842	—	1,095,842
Total Assets	$368,116,541	$19,901,313	$—	$388,017,854
Liabilities:
Forward Foreign Currency Contracts	$—	$(5,235)	$—	$(5,235)
Total Liabilities	$—	$(5,235)	$—	$(5,235)
Total	$368,116,541	$19,896,078	$—	$388,012,619

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

16

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or at the time of delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from settlement of forward foreign currency contracts” and “Net change in unrealized appreciation/depreciation in the value of forward foreign currency contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2018

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation from Forward Foreign Currency Contracts	$39,269
Total		$39,269

Liabilities:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation from Forward Foreign Currency Contracts	$(5,235)
Total		$(5,235)

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2018

Realized Gains (Losses):	Total
Forward Foreign Currency Contracts
Currency risk	$354,867
Total	$354,867

17

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2018

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts
Currency risk	$215,142
Total	$215,142

The following table provides a summary of the Fund’s average volume of derivative instruments held during the six months ended June 30, 2018:

Forward Foreign Currency Contracts:
Average Settlement Value Purchased	$937,079
Average Settlement Value Sold	$15,192,658

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

18

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The following tables set forth the Fund’s net exposure by counterparty for forward foreign currency contracts that are subject to enforceable master netting arrangements or similar agreements as of June 30, 2018:

Offsetting of Financial Assets, Derivative Assets and Collateral Received by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Asset Derivatives	Derivatives Available for Offset	Collateral Received	Net Amount of Asset Derivatives
Credit Suisse International	Forward Foreign Currency Contracts	$7,380	$—	$—	$7,380
Morgan Stanley Co., Inc.	Forward Foreign Currency Contracts	31,889	(2,926)	—	28,963
Total		$39,269	$(2,926)	$—	$36,343

Amounts designated as “—” are zero.

Offsetting of Financial Liabilities, Derivative Liabilities and Collateral Received by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Liability Derivatives	Derivatives Available for Offset	Collateral Pledged	Net Amount of Liability Derivatives
JPMorgan Chase Bank	Forward Foreign Currency Contracts	$(2,309)	$—	$—	$(2,309)
Morgan Stanley Co., Inc.	Forward Foreign Currency Contracts	(2,926)	2,926	—	—
Total		$(5,235)	$2,926	$—	$(2,309)

Amounts designated as “—” are zero.

(d)	Securities Lending

During the six months ended June 30, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the

19

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2018, were $1,095,842, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the six months ended June 30, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the

20

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2018, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc., 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,833, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $357,000,000.

Nomura Securities International, Inc., 2.10%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,250, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 8.00%, maturing 7/31/2018 - 8/15/2047; total market value $357,000,008.

Pershing LLC, 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $450,077,250, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 11.50%, maturing 7/25/2019 - 4/20/2068; total market value $459,000,001.

At June 30, 2018, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$790,842	$—	$790,842	$(790,842)	$—
Nomura Securities International, Inc.	5,000	—	5,000	(5,000)	—
Pershing LLC	300,000	—	300,000	(300,000)	—
Total	$1,095,842	$—	$1,095,842	$(1,095,842)	$—

Amounts designated as “—” are zero.

*

At June 30, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

21

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

22

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected American Century Investment Management, Inc. (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.57%
$500 million up to $1 billion	0.55%
$1 billion and more	0.53%

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate was 0.57%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, without any exclusions for Rule 12b-1 fees or administrative service fees, from exceeding the amounts listed in the table below until April 30, 2019.

Class	Expense Limitation
Class I	0.92%
Class II	1.09%

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not

23

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $82,169 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $798.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.08% of these fees for Class II shares of the Fund until at least April 30, 2019. During the six months ended June 30, 2018, the waiver of such distribution fees by NFD amounted to $73,716, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

24

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.25% and 0.25% for Class I and Class II shares, respectively, for a total amount of $508,788.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $89,630,297 and sales of $109,080,510 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

25

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

9.  Federal Tax Information

As of June 30, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$344,516,912	$58,476,455	$(14,980,748)	$43,495,707

26

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit and Interfund Lending”)

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

27

Supplemental Information

June 30, 2018 (Unaudited)

American Century NVIT Multi Cap Value Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT Dynamic U.S. Growth Fund

(formerly, NVIT Large Cap Growth Fund)

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The

Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds and multi-manager funds;

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

28

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the

Broadridge peer group provided an appropriate comparison and for Funds with multiple Sub-Advisers.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s assessment the financial condition and stability of the Sub-Advisers; and

●	Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where

29

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Funds without identified performance or expense challenges

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Nationwide Fund, and NVIT Short Term Bond Fund.

Performance

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. They also considered that each of the Funds had achieved relative performance at the 50th comparative percentile or higher (except in the case of NVIT Core Plus Bond Fund and NVIT Short Term Bond Fund, which had achieved performance in the 51st and 53rd comparative percentiles, respectively) for the three-year period ended August 31, 2017. The Trustees determined on the basis of all of the information presented to them that each of the Funds had achieved a level of performance consistent with continuation of the Fund’s advisory agreement.

Actual Advisory Fee and Total Expense Ratio

The Trustees considered information concerning the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of the Funds. They considered, among other things, any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year, comparative information regarding the fees and expenses of peer funds, and the comparative quintile ranking of each Fund’s fees and expenses against its Broadridge expense group (where each Fund’s total expense ratio and actual advisory fee were above the median of the Fund’s peer group except in the case of the actual advisory fee for Neuberger Berman NVIT Socially Responsible Fund where the Fund’s actual advisory fee ranked in the 53 comparative percentile). After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Funds with expense challenges but without identified performance challenges

BlackRock NVIT Equity Dividend Fund, BlackRock NVIT Managed Global Allocation Fund, Federated NVIT High Income Bond Fund, NVIT Government Money Market Fund, NVIT Multi Sector Bond Fund, and Templeton NVIT International Value Fund.

Performance

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. They also considered that each of the Funds had achieved relative performance at the 50th comparative percentile or higher (except in the case of Templeton NVIT International Value Fund, which had achieved performance in the 52nd comparative percentile) for the three-year period ended August 31, 2017 (or the two-year period ended August 31, 2017 with respect to BlackRock NVIT Managed Global Allocation Fund, which commenced operations in July 2015). The Trustees determined on the basis of all of the information presented to them that each of the Funds had achieved a level of performance consistent with continuation of the Fund’s advisory agreement.

30

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

Actual Advisory Fee and Total Expense Ratio

The Trustees considered that each of the Funds had an actual advisory fee or total expense ratio, or both, that ranked at a level (typically below the third comparative quintile) that justified more detailed review. The Trustees considered the following factors, among others.

The Trustees noted that the actual advisory fee rate of Federated NVIT High Income Bond Fund, NVIT Government Money Market Fund, NVIT Multi Sector Bond Fund and Templeton NVIT International Value Fund did not rank within the top three quintiles of the Fund’s Broadridge expense group. The Trustees considered, however, that the total expense ratio (including 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) for each of these Funds, except for NVIT Government Money Market Fund, ranked within the top three quintiles of the Fund’s Broadridge expense group.

Federated NVIT High Income Bond Fund. The Trustees noted that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the first comparative quintile, and that, although the Fund’s actual advisory fee was above the median of its peer group, at the 71st comparative percentile, it was within the range of its peers.

NVIT Government Money Market Fund. The Trustees noted that the Fund’s actual advisory fee and total expense ratio were relatively high compared to the Broadridge expense group. The Trustees considered that the Adviser had implemented a ten-basis point advisory fee reduction in connection with the Fund’s transition to a government money market fund effective March 9, 2017. The Trustees considered the Adviser’s statements that, due to extraordinary fee waivers and expense limitations during the recent period of historically low short-term interest rates, the comparability of advisory fees and total expense ratios presented for peer funds in the Broadridge expense group was limited. In light of developments in the market for comparable funds the Trustees determined to continue to monitor the fees paid by the Fund to determine whether further fee changes might be appropriate.

NVIT Multi Sector Bond Fund. The Trustees noted the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked first among the Fund’s peers. The Trustees considered the Adviser’s statements that the Fund’s expense peer group is comprised of general bond funds, and that, when the Fund’s expenses are compared against a list of peer funds that include only multi-sector bond funds, the Fund’s actual advisory fee compares substantially more favorably. The Trustees also considered the Adviser’s statement that it had reduced its advisory fee in 2017 by 5 basis points, and that it lowered the Fund’s expense cap by 2 basis points in 2016.

Templeton NVIT International Value Fund. The Trustees noted the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the second comparative quintile. The Trustees also considered the Adviser’s statement that the Fund’s actual advisory fee was at approximately the 60th comparative percentile, within the range of peer funds.

BlackRock NVIT Equity Dividend Fund. The Trustees noted that the Fund’s actual advisory fee was below the peer group median. The Trustees also noted that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) was ranked within the fifth quintile of its Broadridge expense group but considered the Adviser’s statement, that, effective January 2017, in connection with the appointment of the Fund’s current sub-adviser, the Adviser had implemented an expense limitation agreement for the Fund that lowered the Fund’s total expense ratio, and that that expense reduction was effective for only a

31

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

part of the year over which the Fund’s expenses were measured.

BlackRock NVIT Managed Global Allocation Fund. The Trustees noted that the Fund’s actual advisory fee ranked within the second quintile of the Fund’s Broadridge expense group. They also considered that, although the Fund’s total expense ratio was above the median of the Fund’s peers, it exceeded the 60th comparative percentile by only 1.6 basis points; and that a number of the Fund’s peers are quite large relative to the Fund and likely enjoy substantial economies of scale not currently available to the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Funds with performance challenges but without identified expense challenges

American Century NVIT Multi Cap Value Fund, NVIT Emerging Markets Fund, NVIT International Equity Fund, NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund), and NVIT Real Estate Fund.

Actual Advisory Fee and Total Expense Ratio

The Trustees considered information concerning the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of these Funds. They considered, among other things, any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year, comparative information regarding the fees and expenses of peer funds, and the comparative quintile ranking of each Fund’s fees and expenses against its Broadridge expense group. The Trustees considered that the total expense ratio (including 12b-1 and non-12b-1 service fees) of each Fund ranked in the first comparative quintile of its peer group, and that the actual advisory fees of each Fund ranked in the 60th comparative percentile or better in comparison to its peers. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Performance

The Trustees identified each of these Funds as having achieved a level of total return performance that warranted additional consideration, based on comparison with funds in their respective performance universes for the three-year period ended August 31, 2017. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as information provided during investment review meetings conducted by the Board with the Adviser’s and/or the Sub-Advisers’ portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

American Century NVIT Multi Cap Value Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of unfavorable overweights to out-of-favor or underperforming sectors and stock selection, and the Adviser’s statements that the Sub-Adviser’s high-quality investment style has been out-of-favor over the past 12-months during which the Fund’s underperformance was concentrated. The Trustees further considered the Adviser’s statements that it would further assess the Fund’s performance and the Sub-Adviser’s process in the coming year.

NVIT Emerging Markets Fund. The Trustees considered that, effective February 2016, two new Sub-Advisers replaced the Fund’s former Sub-Adviser, and observed that the Fund’s underperformance was attributable principally to the Fund’s prior Sub-Adviser.

32

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

The Trustees also considered that the Fund’s performance had improved from the third comparative quintile for the three-year period to the second comparative quintile for the one-year period.

NVIT International Equity Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance compared to its peers is substantially the result of what the Adviser considers an inappropriate assignment of the Fund to a peer group with a “growth” bias, rather than to a “core” peer group, which the Adviser considers more appropriate, and where the Fund’s performance would compare significantly more favorably. The Trustees also considered the Adviser’s statements that the Sub-Adviser’s investment process has been consistent since the portfolio management team began managing the Fund and that the Fund’s performance has improved since the replacement of its prior Sub-Adviser in 2013.

NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund). The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of unfavorable underweight positions and stock selection and the structural issues that present difficulties for active managers to deliver alpha within the large growth category. The Trustees also considered the Adviser’s statement that the Sub-Adviser’s quantitative model-driven strategy may be contributing to the Fund’s underperformance, and that the Adviser intends to maintain heightened monitoring of the Fund’s performance going forward.

NVIT Real Estate Fund. The Trustees considered that, effective September 2017, a new Sub-Adviser replaced the former Sub-Adviser, and observed that the Fund’s underperformance was attributable to the Fund’s prior Sub-Adviser.

Funds with performance and expense challenges

NVIT Government Bond Fund and NVIT Managed American Funds Growth-Income Fund.

The Trustees identified each of these Funds as having achieved a level of total return performance that warranted additional consideration, based on comparison with funds in their respective performance universes for the three-year period ended August 31, 2017. In addition, the Trustees considered that each of the Funds had an actual advisory fee or total expense ratio that ranked at a level (typically below the third comparative quintile) that justified more detailed review.

NVIT Government Bond Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of the longer-term oriented positioning of the Fund’s portfolio and certain portfolio overweights. The Trustee’s considered the Adviser’s statements that the environment during the period under review was unfavorable for the longer-term oriented positioning of the portfolio, but that the Fund’s portfolio is structured well for the possibility of gradually rising interest rates and continuing economic growth.

As to the Fund’s expenses, the Trustees considered that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the second comparative quintile and that the Fund’s actual advisory fee was one basis point higher than the 60th comparative percentile.

NVIT Managed American Funds Growth-Income Fund. The Trustees considered that the Fund is designed to be offered as an investment option under variable insurance products, and that the Fund’s investment strategy calls for the Adviser to apply an overlay strategy intended to reduce volatility of the Fund under various market conditions. The Trustees considered the Adviser’s statement that, due to the levels

33

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

of short-term volatility in the equity markets at various times during the performance measuring period, the use of the overlay had detracted from the Fund’s performance due to its causing the Fund to underweight equities. The Trustees also noted the Adviser’s statement that market conditions in the one-year period were more amenable to the Fund’s overlay strategy, and the Fund achieved performance in the 28th comparative percentile.

As to the Fund’s expenses, the Trustees noted the Adviser’s actual advisory fee was the lowest of the funds in the Fund’s peer group, although the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) was the highest in the group. The Trustees considered the Adviser’s statement that the Fund’s peer group is small and narrowly focused and not representative of funds with investment strategies similar to those of the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that: (i) the Adviser’s explanation regarding these Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period; and (ii) each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

-        -        -

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, is subject to contractual advisory fee breakpoints. The Trustees considered that the Adviser had agreed to implement a contractual advisory fee breakpoint for NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund effective April 30, 2018. With respect to Blackrock NVIT Managed Global Allocation Fund, the Trustees determined to continue to monitor the fees paid by the Fund to determine whether breakpoints might become appropriate.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

34

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

35

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

36

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

37

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

38

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

39

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

40

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

41

Semiannual Report

June 30, 2018 (Unaudited)

NVIT CardinalSM Aggressive Fund

SAR-CD-AG 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT CardinalSM Aggressive Fund

Asset Allocation†

Equity Funds	89.9%
Fixed Income Funds	10.1%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Multi-Manager Large Cap Value Fund, Class Y	22.5%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	22.4%
NVIT Multi-Manager International Growth Fund, Class Y	12.0%
NVIT Multi-Manager International Value Fund, Class Y	11.9%
Nationwide International Small Cap Fund, Class R6	6.0%
NVIT Emerging Markets Fund, Class Y	5.9%
NVIT Core Plus Bond Fund, Class Y	5.1%
NVIT Core Bond Fund, Class Y	4.1%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	2.6%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	2.5%
Other Holdings	5.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2018.

3

Shareholder Expense Example	NVIT CardinalSM Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Aggressive Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)(b)
Class I Shares	Actual	(c)	1,000.00	999.00	1.64	0.33
	Hypothetical	(c)(d)	1,000.00	1,023.16	1.66	0.33
Class II Shares	Actual	(c)	1,000.00	998.00	2.08	0.42
	Hypothetical	(c)(d)	1,000.00	1,022.71	2.11	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT CardinalSM Aggressive Fund

Investment Companies 100.0%

	Shares	Value

Equity Funds 89.9%
Nationwide International Small Cap Fund, Class R6 (a)	603,481	$7,036,586
NVIT Emerging Markets Fund, Class Y (a)	558,916	7,003,220
NVIT Multi-Manager International Growth Fund, Class Y (a)	1,231,940	14,130,347
NVIT Multi-Manager International Value Fund, Class Y (a)	1,270,453	14,076,619
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	1,821,974	26,455,066
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	2,447,852	26,510,237
NVIT Multi-Manager Mid Cap Growth Fund, Class Y *(a)	222,563	2,971,214
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	264,290	2,999,693
NVIT Multi-Manager Small Cap Growth Fund, Class Y *(a)	109,024	2,374,549
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	150,423	2,372,168

Total Equity Funds (cost $99,873,654)		105,929,699

Fixed Income Funds 10.1%
Nationwide Bond Fund, Class R6 (a)	130,053	1,223,800
NVIT Core Bond Fund, Class Y (a)	450,902	4,784,073
NVIT Core Plus Bond Fund, Class Y (a)	539,161	5,957,729

Total Fixed Income Funds (cost $12,251,703)		11,965,602

Total Investment Companies (cost $112,125,357)		117,895,301

Total Investments (cost $112,125,357) — 100.0%		117,895,301

Liabilities in excess of other assets — 0.0%†		(54,980)

NET ASSETS — 100.0%		$117,840,321

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT CardinalSM Aggressive Fund
Assets:
Investment securities of affiliated issuers, at value (cost $112,125,357)	$117,895,301
Receivable for capital shares issued	234,881
Reimbursement from investment adviser (Note 3)	1,388
Prepaid expenses	641

Total Assets	118,132,211

Liabilities:
Payable for investments purchased	234,648
Payable for capital shares redeemed	233
Accrued expenses and other payables:
Investment advisory fees	9,840
Fund administration fees	8,897
Distribution fees	6,750
Administrative servicing fees	14,602
Accounting and transfer agent fees	48
Trustee fees	47
Custodian fees	433
Compliance program costs (Note 3)	109
Professional fees	7,557
Printing fees	3,855
Other	4,871

Total Liabilities	291,890

Net Assets	$117,840,321

Represented by:
Capital	$109,060,722
Accumulated undistributed net investment income	607,455
Accumulated net realized gains from investment securities of affiliated issuers	2,402,200
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	5,769,944

Net Assets	$117,840,321

Net Assets:
Class I Shares	$27,967,255
Class II Shares	89,873,066

Total	$117,840,321

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	2,734,397
Class II Shares	8,808,843

Total	11,543,240

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.23
Class II Shares	$10.20

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT CardinalSM Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$18,378

Total Income	18,378

EXPENSES:
Investment advisory fees	119,402
Fund administration fees	32,878
Distribution fees Class II Shares	114,576
Administrative servicing fees Class I Shares	20,805
Administrative servicing fees Class II Shares	68,746
Professional fees	9,681
Printing fees	5,741
Trustee fees	1,826
Custodian fees	2,116
Accounting and transfer agent fees	154
Compliance program costs (Note 3)	231
Other	2,553

Total expenses before fees waived and expenses reimbursed	378,709

Distribution fees waived — Class II (Note 3)	(73,329)
Investment advisory fees waived (Note 3)	(59,700)
Expenses reimbursed by adviser (Note 3)	(7,402)

Net Expenses	238,278

NET INVESTMENT LOSS	(219,900)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities of affiliated issuers	888,232
Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(905,810)

Net realized/unrealized losses	(17,578)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(237,478)

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	NVIT CardinalSM Aggressive Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income/(loss)	$(219,900)	$1,201,091
Net realized gains	888,232	2,507,384
Net change in unrealized appreciation/depreciation	(905,810)	15,828,506

Change in net assets resulting from operations	(237,478)	19,536,981

Distributions to Shareholders From:
Net investment income:
Class I	–	(345,492)
Class II	–	(1,049,271)
Net realized gains:
Class I	–	(1,692,590)
Class II	–	(5,836,723)

Change in net assets from shareholder distributions	–	(8,924,076)

Change in net assets from capital transactions	2,920,196	4,567,605

Change in net assets	2,682,718	15,180,510

Net Assets:
Beginning of period	115,157,603	99,977,093

End of period	$117,840,321	$115,157,603

Accumulated undistributed net investment income/(loss) at end of period	$607,455	$827,355

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,049,328	$5,851,130
Dividends reinvested	–	2,038,082
Cost of shares redeemed	(2,650,632)	(2,764,932)

Total Class I Shares	398,696	5,124,280

Class II Shares
Proceeds from shares issued	11,888,695	6,857,421
Dividends reinvested	–	6,885,994
Cost of shares redeemed	(9,367,195)	(14,300,090)

Total Class II Shares	2,521,500	(556,675)

Change in net assets from capital transactions	$2,920,196	$4,567,605

8

Statements of Changes in Net Assets (Continued)

	NVIT CardinalSM Aggressive Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	293,595	588,274
Reinvested	–	208,366
Redeemed	(252,987)	(278,839)

Total Class I Shares	40,608	517,801

Class II Shares
Issued	1,148,985	695,536
Reinvested	–	706,590
Redeemed	(912,478)	(1,450,772)

Total Class II Shares	236,507	(48,646)

Total change in shares	277,115	469,155

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

9

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Six Months Ended June 30, 2018 (Unaudited)	$10.24	(0.02)	0.01	(0.01)	–	–	–	$10.23	(0.10%	)	$27,967,255	0.33%	(0.30)%	0.44%	23.88%
Year Ended December 31, 2017	$9.27	0.13	1.67	1.80	(0.13)	(0.70)	(0.83)	$10.24	19.99%		$27,577,934	0.33%	1.27%	0.44%	21.86%
Year Ended December 31, 2016	$9.56	0.14	0.61	0.75	(0.23)	(0.81)	(1.04)	$9.27	8.33%		$20,179,899	0.33%	1.54%	0.43%	14.18%
Year Ended December 31, 2015	$10.90	0.09	(0.26)	(0.17)	(0.30)	(0.87)	(1.17)	$9.56	(1.58%	)	$17,196,528	0.33%	0.85%	0.36%	14.33%
Year Ended December 31, 2014	$11.18	0.16	0.34	0.50	(0.24)	(0.54)	(0.78)	$10.90	4.48%		$16,291,200	0.33%	1.47%	0.37%	20.16%
Year Ended December 31, 2013	$8.93	0.12	2.50	2.62	(0.13)	(0.24)	(0.37)	$11.18	29.65%		$14,073,153	0.33%	1.18%	0.43%	25.70%

Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$10.22	(0.02)	–	(0.02)	–	–	–	$10.20	(0.20%	)	$89,873,066	0.42%	(0.39)%	0.69%	23.88%
Year Ended December 31, 2017	$9.26	0.11	1.67	1.78	(0.12)	(0.70)	(0.82)	$10.22	19.80%		$87,579,669	0.42%	1.06%	0.69%	21.86%
Year Ended December 31, 2016	$9.54	0.13	0.62	0.75	(0.22)	(0.81)	(1.03)	$9.26	8.36%		$79,797,194	0.42%	1.37%	0.68%	14.18%
Year Ended December 31, 2015	$10.89	0.09	(0.28)	(0.19)	(0.29)	(0.87)	(1.16)	$9.54	(1.75%	)	$78,009,524	0.42%	0.81%	0.61%	14.33%
Year Ended December 31, 2014	$11.16	0.16	0.34	0.50	(0.23)	(0.54)	(0.77)	$10.89	4.50%		$68,606,775	0.42%	1.41%	0.62%	20.16%
Year Ended December 31, 2013	$8.92	0.12	2.48	2.60	(0.12)	(0.24)	(0.36)	$11.16	29.47%		$54,302,515	0.42%	1.16%	0.68%	25.70%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Aggressive Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in

11

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2018, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six month ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at closing price on an exchange where such investments are traded. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated

12

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last

13

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each

14

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six month ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

The Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2019. During the six month ended June 30, 2018, the waiver of such investment advisory fees by NFA amounted to $59,700, for which NFA shall not be entitled to later seek recoupment.

For the six month ended June 30, 2018, the Fund’s effective advisory fee rate before contractual fee waivers and expense reimbursements was 0.20%, after contractual fee waivers was 0.10%, and after contractual fee waivers and expense reimbursements, stemming from the expense limitation agreement described below, was 0.09%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.28% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

15

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

As of June 30, 2018, the cumulative potential reimbursements for the Fund, listed by the period in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Six Months Ended June 30, 2018 Amount	Total
$30,392	$29,849	$14,031	$7,402	$81,674

During the six month ended June 30, 2018, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six month ended June 30, 2018, NFM earned $32,878 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six month ended June 30, 2018, the Fund’s portion of such costs amounted to $231.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2019. During the six month ended June 30, 2018, the waiver of such distribution fees by NFD amounted to $73,329, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include,

16

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six month ended June 30, 2018, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $89,551

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund, in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the six month ended June 30, 2018 were as follows:

Security Description	Shares/ Principal at June 30, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value June 30, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Small Cap Fund, Class R6	603,481	6,970,751	616,018	466,089	64,753	(148,847)	7,036,586	–	–
NVIT Emerging Markets Fund, Class Y	558,916	—	7,639,387	157,979	(238)	(477,950)	7,003,220	–	–
NVIT Multi-Manager International Growth Fund, Class Y	1,231,940	13,904,527	1,910,495	1,001,153	8,806	(692,328)	14,130,347	–	–
NVIT Multi-Manager International Value Fund, Class Y	1,270,453	15,026,757	1,811,019	2,211,718	195,671	(745,110)	14,076,619	–	–
NVIT Multi-Manager Large Cap Growth Fund, Class Y	1,821,974	19,538,298	8,141,631	2,616,316	386,858	1,004,595	26,455,066	–	–
NVIT Multi-Manager Large Cap Value Fund, Class Y	2,447,852	21,842,659	6,725,126	1,899,198	(115,643)	(42,707)	26,510,237	–	–
NVIT Multi-Manager Mid Cap Growth Fund, Class Y **	222,563	7,469,071	431,196	5,383,307	287,370	166,884	2,971,214	–	–
NVIT Multi-Manager Mid Cap Value Fund, Class Y	264,290	8,631,815	702,367	6,213,782	(262,988)	142,281	2,999,693	–	–
NVIT Multi-Manager Small Cap Growth Fund, Class Y **	109,024	4,596,979	247,544	2,863,090	197,442	195,674	2,374,549	–	–
NVIT Multi-Manager Small Cap Value Fund, Class Y	150,423	5,717,272	456,941	3,865,694	205,299	(141,650)	2,372,168	–	–
Nationwide Bond Fund, Class R6	130,053	1,142,576	234,248	117,016	(4,164)	(31,844)	1,223,800	18,378	–
NVIT Core Bond Fund, Class Y	450,902	4,611,808	949,550	696,910	(37,570)	(42,805)	4,784,073	–	–
NVIT Core Plus Bond Fund, Class Y	539,161	5,763,255	1,256,718	932,877	(37,364)	(92,003)	5,957,729	–	–
Total		115,215,768	31,122,240	28,425,129	888,232	(905,810)	117,895,301	18,378	–

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
**	Denotes a non-income producing security.

17

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Further information about each affiliated Underlying Fund may be found in such affiliated Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six month ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six month ended June 30, 2018, the Fund did not engage in interfund lending.

6.  Investment Transactions

For the six month ended June 30, 2018, the Fund had purchases of $31,122,240 and sales of $28,425,129 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in

18

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six month ended June 30, 2018.

10.  Federal Tax Information

As of June 30, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$113,037,665	$5,717,198	$(859,562)	$4,857,636

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit and Interfund Lending”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

19

Supplemental Information

June 30, 2018 (Unaudited)

NVIT Cardinal Aggressive Fund

NVIT Cardinal Balanced Fund

NVIT Cardinal Capital Appreciation Fund

NVIT Cardinal Conservative Fund

NVIT Cardinal Managed Growth Fund

NVIT Cardinal Managed Growth & Income Fund

NVIT Cardinal Moderate Fund

NVIT Cardinal Moderately Aggressive Fund

NVIT Cardinal Moderately Conservative Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreement, including investment performance, reports with respect portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the Broadridge peer group provided an appropriate comparison.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and

20

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during a telephonic meeting in advance of the March 2018 meeting and during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to the Cardinal Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic, and financial analysis and its asset allocation methodology;

●

The Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance.

As to the Funds other than the NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, the Trustees noted that the Funds had experienced varying levels of relative performance for the three-year period ended August 31, 2017 compared to the funds in their performance universes, the

21

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

least favorable of which were the NVIT Cardinal Moderately Conservative Fund and the NVIT Cardinal Conservative Fund (the “Conservative Funds”). The Trustees considered the Adviser’s statement that, to the extent a Fund had underperformed, it was principally due to differences between a Fund’s asset allocations and those of many of its peer funds. In particular, the Trustees noted the Adviser’s observation that the performance of a number of the Funds, and in particular the Conservative Funds, was adversely affected by an underweight to equities during the period, reflecting a general conservatism in the Funds’ asset allocation approaches, relative to the Funds’ performance universes, and a desire by the Adviser to maintain the Funds’ equity exposures relatively constant across market cycles.

As to the performance of NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, the Trustees considered the Adviser’s statement that each Fund is designed to be offered as an investment option under variable insurance products, and that each Fund’s investment strategy calls for the Adviser to apply an overlay strategy intended to reduce volatility of the Fund under various market conditions. The Trustees considered the Adviser’s statement that the overlay is sensitive to changes in equity values and that the overlay had reduced each Fund’s exposures to equities on a number of occasions during the prior year in response to short-term volatility in the equity markets. The Adviser reported to the Trustees that those reduced exposures to equities at various times during the performance measuring period had detracted from the performance of those Funds and were the principal cause of the Funds’ underperformance relative to other funds that did not use such an overlay. The Trustees considered the Adviser’s statement that the strategy is operating as the Adviser had expected for each Fund.

For each of the Funds, the Trustees considered the Adviser’s statement that it remains confident in each Fund’s asset allocation strategy. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted that the actual advisory fee rate for each Fund, other than for NVIT Cardinal Conservative Fund, ranked at or below the median fee rate of its Broadridge expense group. With respect to NVIT Cardinal Conservative Fund, the Trustees noted the Adviser’s statement that the Fund’s actual advisory fee, although in the fourth comparative quintile, was less than two basis points above the median of its Broadridge expense group.

In addition, the Trustees noted that, for each Fund, the Fund’s total expense ratio (including 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) was below the median of its Broadridge expense group, other than NVIT Cardinal Managed Growth Fund, whose total expense ratio (including 12b-1/non-12b-1 fees) was within one basis point of the median of its Broadridge expense group, and NVIT Cardinal Moderately Aggressive Fund and NVIT Cardinal Managed Growth & Income Fund, whose total expense ratios (including 12b-1/non-12b-1 fees) were less than two basis points above the median of their respective expense groups. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Funds’ expense structures, including their advisory fees, appeared generally to be within the range of a number of other peer funds and not sufficiently high as to be inconsistent with the continuation of the Advisory Agreement.

The Trustees considered whether each of the Funds may benefit from economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that

22

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

the advisory fee rate schedule for each of the Funds is subject to contractual breakpoints reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds, and that the advisory fee rate schedules for the underlying funds in which each Fund invests are subject to contractual advisory fee breakpoints if the assets of those underlying funds increase over certain thresholds.

-         -         -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements.

23

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

24

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

25

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

26

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

27

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

28

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

29

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

30

Semiannual Report

June 30, 2018 (Unaudited)

NVIT CardinalSM Balanced Fund

SAR-CD-BAL 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar
Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT CardinalSM Balanced Fund

Asset Allocation†

Fixed Income Funds	50.5%
Equity Funds	49.5%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Core Plus Bond Fund, Class Y	17.1%
NVIT Core Bond Fund, Class Y	14.1%
NVIT Short Term Bond Fund, Class Y	14.1%
NVIT Multi-Manager Large Cap Value Fund, Class Y	12.1%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	11.9%
NVIT Multi-Manager International Growth Fund, Class Y	7.9%
NVIT Multi-Manager International Value Fund, Class Y	7.7%
Nationwide Bond Fund, Class R6	3.6%
Nationwide International Small Cap Fund, Class R6	2.5%
NVIT Emerging Markets Fund, Class Y	2.4%
Other Holdings	6.6%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2018.

3

Shareholder Expense Example	NVIT CardinalSM Balanced Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Balanced Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)(b)
Class I Shares	Actual	(c)	1,000.00	993.00	1.38	0.28
	Hypothetical	(c)(d)	1,000.00	1,023.41	1.40	0.28
Class II Shares	Actual	(c)	1,000.00	991.20	1.83	0.37
	Hypothetical	(c)(d)	1,000.00	1,022.96	1.86	0.37

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT CardinalSM Balanced Fund

Investment Companies 100.0%

	Shares	Value

Equity Funds 49.5%
Nationwide International Small Cap Fund, Class R6 (a)	4,671,431	$54,468,880
NVIT Emerging Markets Fund, Class Y (a)	4,207,748	52,723,080
NVIT Multi-Manager International Growth Fund, Class Y (a)	15,177,640	174,087,534
NVIT Multi-Manager International Value Fund, Class Y (a)	15,408,140	170,722,197
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	18,172,849	263,869,761
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	24,678,126	267,264,105
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	2,539,341	33,900,205
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	3,026,888	34,355,177
NVIT Multi-Manager Small Cap Growth Fund, Class Y* (a)	1,052,716	22,928,149
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	1,454,203	22,932,789

Total Equity Funds (cost $992,112,641)		1,097,251,877

Fixed Income Funds 50.5%
DoubleLine NVIT Total Return Tactical Fund, Class Y (a)	3,467,218	34,290,791
Nationwide Bond Fund, Class R6 (a)	8,513,113	80,108,396
NVIT Core Bond Fund, Class Y (a)	29,546,186	313,485,034
NVIT Core Plus Bond Fund, Class Y (a)	34,392,572	380,037,919
NVIT Short Term Bond Fund, Class Y (a)	30,465,018	313,485,034

Total Fixed Income Funds (cost $1,156,968,335)		1,121,407,174

Total Investment Companies (cost $2,149,080,976)		2,218,659,051

Total Investments (cost $2,149,080,976) — 100.0%		2,218,659,051

Liabilities in excess of other assets — 0.0%†		(708,056)

NET ASSETS — 100.0%		$2,217,950,995

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT CardinalSM Balanced Fund
Assets:
Investment securities of affiliated issuers, at value (cost $2,149,080,976)	$2,218,659,051
Receivable for investments sold	9,583,380
Receivable for capital shares issued	3,406
Prepaid expenses	12,104

Total Assets	2,228,257,941

Liabilities:
Payable for capital shares redeemed	9,586,786
Accrued expenses and other payables:
Investment advisory fees	176,942
Fund administration fees	46,507
Distribution fees	165,116
Administrative servicing fees	279,427
Accounting and transfer agent fees	270
Trustee fees	1,326
Custodian fees	17,164
Compliance program costs (Note 3)	2,144
Professional fees	13,316
Printing fees	9,975
Other	7,973

Total Liabilities	10,306,946

Net Assets	$2,217,950,995

Represented by:
Capital	$1,984,289,451
Accumulated undistributed net investment income	6,279,895
Accumulated net realized gains from investment securities of affiliated issuers	157,803,574
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	69,578,075

Net Assets	$2,217,950,995

Net Assets:
Class I Shares	$20,633,142
Class II Shares	2,197,317,853

Total	$2,217,950,995

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	1,826,504
Class II Shares	195,608,638

Total	197,435,142

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.30
Class II Shares	$11.23

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT CardinalSM Balanced Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$1,233,270

Total Income	1,233,270

EXPENSES:
Investment advisory fees	2,224,371
Fund administration fees	263,078
Distribution fees Class II Shares	2,817,085
Administrative servicing fees Class I Shares	18,741
Administrative servicing fees Class II Shares	1,690,259
Professional fees	56,002
Printing fees	12,007
Trustee fees	35,451
Custodian fees	45,040
Accounting and transfer agent fees	732
Compliance program costs (Note 3)	4,483
Other	21,398

Total expenses before fees waived	7,188,647

Distribution fees waived — Class II (Note 3)	(1,802,954)
Investment advisory fees waived (Note 3)	(1,139,320)

Net Expenses	4,246,373

NET INVESTMENT LOSS	(3,013,103)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities of affiliated issuers	47,244,408
Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(61,999,322)

Net realized/unrealized losses	(14,754,914)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,768,017)

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	NVIT CardinalSM Balanced Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income/(loss)	$(3,013,103)	$38,197,814
Net realized gains	47,244,408	119,239,918
Net change in unrealized appreciation/depreciation	(61,999,322)	113,486,943

Change in net assets resulting from operations	(17,768,017)	270,924,675

Distributions to Shareholders From:
Net investment income:
Class I	–	(921,119)
Class II	–	(42,019,978)
Net realized gains:
Class I	–	(4,632,020)
Class II	–	(105,506,946)

Change in net assets from shareholder distributions	–	(153,080,063)

Change in net assets from capital transactions	(123,499,059)	(154,479,604)

Change in net assets	(141,267,076)	(36,634,992)

Net Assets:
Beginning of period	2,359,218,071	2,395,853,063

End of period	$2,217,950,995	$2,359,218,071

Accumulated undistributed net investment income/(loss) at end of period	$6,279,895	$9,292,998

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,785,139	$4,723,376
Dividends reinvested	–	5,553,139
Cost of shares redeemed	(29,596,442)	(161,538,516)

Total Class I Shares	(27,811,303)	(151,262,001)

Class II Shares
Proceeds from shares issued	11,413,539	20,279,126
Dividends reinvested	–	147,526,924
Cost of shares redeemed	(107,101,295)	(171,023,653)

Total Class II Shares	(95,687,756)	(3,217,603)

Change in net assets from capital transactions	$(123,499,059)	$(154,479,604)

8

Statements of Changes in Net Assets (Continued)

	NVIT CardinalSM Balanced Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	156,779	419,119
Reinvested	–	497,549
Redeemed	(2,546,592)	(14,223,798)

Total Class I Shares	(2,389,813)	(13,307,130)

Class II Shares
Issued	995,123	1,790,496
Reinvested	–	13,235,590
Redeemed	(9,458,714)	(15,188,264)

Total Class II Shares	(8,463,591)	(162,178)

Total change in shares	(10,853,404)	(13,469,308)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

9

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Balanced Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Six Months Ended June 30, 2018 (Unaudited)	$11.38	(0.01)	(0.07)	(0.08)	–	–	–	$11.30	(0.70%	)	$20,633,142	0.28%	(0.18%	)	0.38%	9.32%
Year Ended December 31, 2017	$10.83	0.08	1.20	1.28	(0.19)	(0.54)	(0.73)	$11.38	12.01%		$47,999,769	0.28%	0.67%		0.38%	14.15%
Year Ended December 31, 2016	$10.99	0.22	0.46	0.68	(0.30)	(0.54)	(0.84)	$10.83	6.28%		$189,719,048	0.28%	2.00%		0.35%	6.93%
Year Ended December 31, 2015	$11.87	0.17	(0.29)	(0.12)	(0.32)	(0.44)	(0.76)	$10.99	(1.05%	)	$178,861,267	0.28%	1.40%		0.28%	10.92%
Year Ended December 31, 2014	$11.93	0.19	0.34	0.53	(0.29)	(0.30)	(0.59)	$11.87	4.46%		$180,419,352	0.28%	1.56%		0.28%	2.25%
Year Ended December 31, 2013	$10.80	0.16	1.42	1.58	(0.20)	(0.25)	(0.45)	$11.93	14.72%		$172,153,686	0.29%	1.38%		0.29%	6.39%

Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$11.33	(0.01)	(0.09)	(0.10)	–	–	–	$11.23	(0.88%	)	$2,197,317,853	0.37%	(0.27%	)	0.63%	9.32%
Year Ended December 31, 2017	$10.80	0.19	1.09	1.28	(0.21)	(0.54)	(0.75)	$11.33	12.05%		$2,311,218,302	0.37%	1.65%		0.63%	14.15%
Year Ended December 31, 2016	$10.97	0.21	0.45	0.66	(0.29)	(0.54)	(0.83)	$10.80	6.11%		$2,206,134,015	0.37%	1.87%		0.60%	6.93%
Year Ended December 31, 2015	$11.84	0.15	(0.27)	(0.12)	(0.31)	(0.44)	(0.75)	$10.97	(1.06%	)	$2,149,827,662	0.37%	1.31%		0.53%	10.92%
Year Ended December 31, 2014	$11.91	0.18	0.33	0.51	(0.28)	(0.30)	(0.58)	$11.84	4.30%		$2,165,332,665	0.37%	1.50%		0.53%	2.25%
Year Ended December 31, 2013	$10.78	0.16	1.41	1.57	(0.19)	(0.25)	(0.44)	$11.91	14.66%		$1,961,250,733	0.38%	1.35%		0.54%	6.39%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Balanced Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in

11

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2018, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at closing price on an exchange where such investments are traded. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as

12

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair

13

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a ”regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

14

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

The Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2019. During the six months ended June 30, 2018, the waiver of such investment advisory fees by NFA amounted to $1,139,320, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate before contractual fee waivers was 0.20%, and after contractual fee waivers was 0.10%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

15

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $263,078 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $4,483.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2019. During the six months ended June 30, 2018, the waiver of such distribution fees by NFD amounted to $1,802,954, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $1,709,000.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a

16

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the six months ended June 30, 2018 were as follows:

Security Description	Shares/ Principal at June 30, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value June 30, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Small Cap Fund, Class R6	4,671,431	72,060,154	—	17,464,479	2,508,005	(2,634,800)	54,468,880	—	—
NVIT Emerging Markets Fund, Class Y	4,207,748	—	56,402,201	—	—	(3,679,121)	52,723,080	—	—
NVIT Multi-Manager International Growth Fund, Class Y	15,177,640	106,839,245	79,433,632	4,376,953	1,242,207	(9,050,597)	174,087,534	—	—
NVIT Multi-Manager International Value Fund, Class Y	15,408,140	178,265,742	10,363,683	11,239,672	2,983,457	(9,651,013)	170,722,197	—	—
NVIT Multi-Manager Large Cap Growth Fund, Class Y	18,172,849	225,125,188	53,914,434	30,574,196	10,385,366	5,018,969	263,869,761	—	—
NVIT Multi-Manager Large Cap Value Fund, Class Y	24,678,126	319,467,107	86,581	50,838,835	12,282,291	(13,733,039)	267,264,105	—	—
NVIT Multi-Manager Mid Cap Growth Fund, Class Y **	2,539,341	71,608,440	—	42,123,856	5,176,056	(760,435)	33,900,205	—	—
NVIT Multi-Manager Mid Cap Value Fund, Class Y	3,026,888	119,262,637	—	83,436,086	2,863,421	(4,334,795)	34,355,177	—	—
NVIT Multi-Manager Small Cap Growth Fund, Class Y **	1,052,716	24,134,661	—	3,503,919	563,690	1,733,717	22,928,149	—	—
NVIT Multi-Manager Small Cap Value Fund, Class Y	1,454,203	71,726,115	—	49,442,130	10,603,332	(9,954,528)	22,932,789	—	—
DoubleLine NVIT Total Return Tactical Fund, Class Y	3,467,218	35,119,250	290,565	868,829	(14,867)	(235,328)	34,290,791	—	—
Nationwide Bond Fund, Class R6	8,513,113	82,182,177	1,915,010	1,527,115	(49,396)	(2,412,280)	80,108,396	1,233,270	—
NVIT Core Bond Fund, Class Y	29,546,186	327,965,527	3,484,098	12,498,195	(334,525)	(5,131,871)	313,485,034	—	—
NVIT Core Plus Bond Fund, Class Y	34,392,572	398,965,244	4,778,867	15,285,720	(505,102)	(7,915,370)	380,037,919	—	—
NVIT Short Term Bond Fund, Class Y	30,465,018	327,252,090	2,954,145	17,002,843	(459,527)	741,169	313,485,034	—	—
Total		2,359,973,577	213,623,216	340,182,828	47,244,408	(61,999,322)	2,218,659,051	1,233,270	—

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
**	Denotes a non-income producing security.

17

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Further information about each affiliated Underlying Fund may be found in such affiliated Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

6.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $213,623,216 and sales of $340,182,828 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at

18

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such semiaffiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

10.  Federal Tax Information

As of June 30, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,150,304,688	$107,918,967	$(39,564,604)	$68,354,363

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit and Interfund Lending”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

19

Supplemental Information

June 30, 2018 (Unaudited)

NVIT Cardinal Aggressive Fund

NVIT Cardinal Balanced Fund

NVIT Cardinal Capital Appreciation Fund

NVIT Cardinal Conservative Fund

NVIT Cardinal Managed Growth Fund

NVIT Cardinal Managed Growth & Income Fund

NVIT Cardinal Moderate Fund

NVIT Cardinal Moderately Aggressive Fund

NVIT Cardinal Moderately Conservative Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreement, including investment performance, reports with respect portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the Broadridge peer group provided an appropriate comparison.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and

20

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during a telephonic meeting in advance of the March 2018 meeting and during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to the Cardinal Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic, and financial analysis and its asset allocation methodology;

●

The Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance.

As to the Funds other than the NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, the Trustees noted that the Funds had experienced varying levels of relative performance for the three-year period ended August 31, 2017 compared to the funds in their performance universes, the

21

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

least favorable of which were the NVIT Cardinal Moderately Conservative Fund and the NVIT Cardinal Conservative Fund (the “Conservative Funds”). The Trustees considered the Adviser’s statement that, to the extent a Fund had underperformed, it was principally due to differences between a Fund’s asset allocations and those of many of its peer funds. In particular, the Trustees noted the Adviser’s observation that the performance of a number of the Funds, and in particular the Conservative Funds, was adversely affected by an underweight to equities during the period, reflecting a general conservatism in the Funds’ asset allocation approaches, relative to the Funds’ performance universes, and a desire by the Adviser to maintain the Funds’ equity exposures relatively constant across market cycles.

As to the performance of NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, the Trustees considered the Adviser’s statement that each Fund is designed to be offered as an investment option under variable insurance products, and that each Fund’s investment strategy calls for the Adviser to apply an overlay strategy intended to reduce volatility of the Fund under various market conditions. The Trustees considered the Adviser’s statement that the overlay is sensitive to changes in equity values and that the overlay had reduced each Fund’s exposures to equities on a number of occasions during the prior year in response to short-term volatility in the equity markets. The Adviser reported to the Trustees that those reduced exposures to equities at various times during the performance measuring period had detracted from the performance of those Funds and were the principal cause of the Funds’ underperformance relative to other funds that did not use such an overlay. The Trustees considered the Adviser’s statement that the strategy is operating as the Adviser had expected for each Fund.

For each of the Funds, the Trustees considered the Adviser’s statement that it remains confident in each Fund’s asset allocation strategy. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted that the actual advisory fee rate for each Fund, other than for NVIT Cardinal Conservative Fund, ranked at or below the median fee rate of its Broadridge expense group. With respect to NVIT Cardinal Conservative Fund, the Trustees noted the Adviser’s statement that the Fund’s actual advisory fee, although in the fourth comparative quintile, was less than two basis points above the median of its Broadridge expense group.

In addition, the Trustees noted that, for each Fund, the Fund’s total expense ratio (including 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) was below the median of its Broadridge expense group, other than NVIT Cardinal Managed Growth Fund, whose total expense ratio (including 12b-1/non-12b-1 fees) was within one basis point of the median of its Broadridge expense group, and NVIT Cardinal Moderately Aggressive Fund and NVIT Cardinal Managed Growth & Income Fund, whose total expense ratios (including 12b-1/non-12b-1 fees) were less than two basis points above the median of their respective expense groups. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Funds’ expense structures, including their advisory fees, appeared generally to be within the range of a number of other peer funds and not sufficiently high as to be inconsistent with the continuation of the Advisory Agreement.

The Trustees considered whether each of the Funds may benefit from economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that

22

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

the advisory fee rate schedule for each of the Funds is subject to contractual breakpoints reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds, and that the advisory fee rate schedules for the underlying funds in which each Fund invests are subject to contractual advisory fee breakpoints if the assets of those underlying funds increase over certain thresholds.

-         -         -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements.

23

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

24

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

25

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

26

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

27

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

28

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

29

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

30

Semiannual Report

June 30, 2018 (Unaudited)

NVIT CardinalSM Capital Appreciation Fund

SAR-CD-CAP 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT CardinalSM Capital Appreciation Fund

Asset Allocation†

Equity Funds	69.5%
Fixed Income Funds	30.5%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Multi-Manager Large Cap Value Fund, Class Y	19.6%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	19.4%
NVIT Core Plus Bond Fund, Class Y	12.1%
NVIT Core Bond Fund, Class Y	10.1%
NVIT Multi-Manager International Growth Fund, Class Y	8.9%
NVIT Multi-Manager International Value Fund, Class Y	8.7%
NVIT Short Term Bond Fund, Class Y	5.1%
Nationwide International Small Cap Fund, Class R6	3.9%
NVIT Emerging Markets Fund, Class Y	3.8%
Nationwide Bond Fund, Class R6	2.1%
Other Holdings	6.3%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2018.

3

Shareholder Expense Example	NVIT CardinalSM Capital Appreciation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for

Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Capital Appreciation Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/2018 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)(b)
Class I Shares	Actual	(c)	1,000.00	996.40	1.39	0.28
	Hypothetical	(c)(d)	1,000.00	1,023.41	1.40	0.28
Class II Shares	Actual	(c)	1,000.00	996.40	1.83	0.37
	Hypothetical	(c)(d)	1,000.00	1,022.96	1.86	0.37

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT CardinalSM Capital Appreciation Fund

Investment Companies 100.0%

	Shares	Value

Equity Funds 69.5%
Nationwide International Small Cap Fund, Class R6 (a)	9,050,921	$105,533,739
NVIT Emerging Markets Fund, Class Y (a)	8,152,533	102,151,242
NVIT Multi-Manager International Growth Fund, Class Y (a)	20,681,411	237,215,783
NVIT Multi-Manager International Value Fund, Class Y (a)	20,934,011	231,948,843
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	35,704,353	518,427,203
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	48,555,107	525,851,808
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	3,126,682	41,741,202
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	3,665,382	41,602,084
NVIT Multi-Manager Small Cap Growth Fund, Class Y* (a)	1,286,339	28,016,472
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	1,759,205	27,742,660

Total Equity Funds (cost $1,637,255,047)		1,860,231,036

Fixed Income Funds 30.5%
DoubleLine NVIT Total Return Tactical Fund, Class Y (a)	2,799,064	27,682,744
Nationwide Bond Fund, Class R6 (a)	5,890,775	55,432,193
NVIT Core Bond Fund, Class Y (a)	25,589,367	271,503,182
NVIT Core Plus Bond Fund, Class Y (a)	29,416,328	325,050,425
NVIT Short Term Bond Fund, Class Y (a)	13,375,615	137,635,076

Total Fixed Income Funds (cost $842,981,356)		817,303,620

Total Investment Companies (cost $2,480,236,403)		2,677,534,656

Total Investments (cost $2,480,236,403) — 100.0%		2,677,534,656

Liabilities in excess of other assets — 0.0%†		(837,213)

NET ASSETS — 100.0%		$2,676,697,443

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT CardinalSM Capital Appreciation Fund
Assets:
Investment securities of affiliated issuers, at value (cost $2,480,236,403)	$2,677,534,656
Receivable for investments sold	2,527,971
Receivable for capital shares issued	78,355
Prepaid expenses	14,711

Total Assets	2,680,155,693

Liabilities:
Payable for capital shares redeemed	2,606,326
Accrued expenses and other payables:
Investment advisory fees	207,918
Fund administration fees	54,832
Distribution fees	199,321
Administrative servicing fees	336,884
Accounting and transfer agent fees	298
Trustee fees	1,405
Custodian fees	16,860
Compliance program costs (Note 3)	2,577
Professional fees	13,380
Printing fees	9,444
Other	9,005

Total Liabilities	3,458,250

Net Assets	$2,676,697,443

Represented by:
Capital	$2,276,545,813
Accumulated undistributed net investment income	10,230,019
Accumulated net realized gains from investment securities of affiliated issuers	192,623,358
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	197,298,253

Net Assets	$2,676,697,443

Net Assets:
Class I Shares	$29,273,386
Class II Shares	2,647,424,057

Total	$2,676,697,443

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	2,666,078
Class II Shares	241,326,189

Total	243,992,267

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.98
Class II Shares	$10.97

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT CardinalSM Capital Appreciation Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$849,471

Total Income	849,471

EXPENSES:
Investment advisory fees	2,653,680
Fund administration fees	313,991
Distribution fees Class II Shares	3,408,273
Administrative servicing fees Class I Shares	21,785
Administrative servicing fees Class II Shares	2,044,974
Professional fees	66,164
Printing fees	11,378
Trustee fees	42,645
Custodian fees	52,843
Accounting and transfer agent fees	855
Compliance program costs (Note 3)	5,391
Other	24,763

Total expenses before earnings credit and fees waived	8,646,742

Earnings credit (Note 5)	(1)
Distribution fees waived — Class II (Note 3)	(2,181,319)
Investment advisory fees waived (Note 3)	(1,377,823)

Net Expenses	5,087,599

NET INVESTMENT LOSS	(4,238,128)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities of affiliated issuers	68,875,091
Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(74,360,408)

Net realized/unrealized losses	(5,485,317)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,723,445)

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	NVIT CardinalSM Capital Appreciation Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income/(loss)	$(4,238,128)	$38,213,837
Net realized gains	68,875,091	138,011,518
Net change in unrealized appreciation/depreciation	(74,360,408)	230,937,856

Change in net assets resulting from operations	(9,723,445)	407,163,211

Distributions to Shareholders From:
Net investment income:
Class I	–	(490,186)
Class II	–	(44,305,589)
Net realized gains:
Class I	–	(1,825,995)
Class II	–	(177,872,546)

Change in net assets from shareholder distributions	–	(224,494,316)

Change in net assets from capital transactions	(142,573,872)	(31,607,406)

Change in net assets	(152,297,317)	151,061,489

Net Assets:
Beginning of period	2,828,994,760	2,677,933,271

End of period	$2,676,697,443	$2,828,994,760

Accumulated undistributed net investment income/(loss) at end of period	$10,230,019	$14,468,147

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,312,721	$4,387,321
Dividends reinvested	–	2,316,181
Cost of shares redeemed	(2,644,099)	(4,612,056)

Total Class I Shares	(331,378)	2,091,446

Class II Shares
Proceeds from shares issued	3,476,365	3,247,250
Dividends reinvested	–	222,178,135
Cost of shares redeemed	(145,718,859)	(259,124,237)

Total Class II Shares	(142,242,494)	(33,698,852)

Change in net assets from capital transactions	$(142,573,872)	$(31,607,406)

8

Statements of Changes in Net Assets (Continued)

	NVIT CardinalSM Capital Appreciation Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	208,253	402,898
Reinvested	–	216,691
Redeemed	(237,626)	(423,340)

Total Class I Shares	(29,373)	196,249

Class II Shares
Issued	310,858	298,342
Reinvested	–	20,809,521
Redeemed	(13,164,744)	(23,758,543)

Total Class II Shares	(12,853,886)	(2,650,680)

Total change in shares	(12,883,259)	(2,454,431)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

9

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Capital Appreciation Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)(e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Six Months Ended June 30, 2018 (Unaudited)	$11.02	(0.01)	(0.03)	(0.04)	–	–	–	$10.98	(0.36%	)	$29,273,386	0.28%	(0.22%	)	0.38%	13.59%
Year Ended December 31, 2017	$10.33	0.17	1.45	1.62	(0.19)	(0.74)	(0.93)	$11.02	16.01%		$29,698,043	0.28%	1.52%		0.38%	14.53%
Year Ended December 31, 2016	$10.74	0.20	0.55	0.75	(0.30)	(0.86)	(1.16)	$10.33	7.32%		$25,818,194	0.28%	1.90%		0.35%	9.92%
Year Ended December 31, 2015	$12.08	0.14	(0.29)	(0.15)	(0.37)	(0.82)	(1.19)	$10.74	(1.15%	)	$20,417,971	0.28%	1.16%		0.28%	12.95%
Year Ended December 31, 2014	$12.23	0.19	0.39	0.58	(0.32)	(0.41)	(0.73)	$12.08	4.70%		$21,496,361	0.28%	1.56%		0.28%	7.27%
Year Ended December 31, 2013	$10.52	0.15	2.08	2.23	(0.19)	(0.33)	(0.52)	$12.23	21.44%		$19,611,753	0.28%	1.32%		0.28%	4.99%

Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$11.01	(0.02)	(0.02)	(0.04)	–	–	–	$10.97	(0.36%	)	$2,647,424,057	0.37%	(0.31%	)	0.63%	13.59%
Year Ended December 31, 2017	$10.33	0.15	1.45	1.60	(0.18)	(0.74)	(0.92)	$11.01	15.80%		$2,799,296,717	0.37%	1.38%		0.63%	14.53%
Year Ended December 31, 2016	$10.73	0.18	0.57	0.75	(0.29)	(0.86)	(1.15)	$10.33	7.32%		$2,652,115,077	0.37%	1.66%		0.60%	9.92%
Year Ended December 31, 2015	$12.08	0.12	(0.29)	(0.17)	(0.36)	(0.82)	(1.18)	$10.73	(1.33%	)	$2,719,435,011	0.37%	1.02%		0.53%	12.95%
Year Ended December 31, 2014	$12.22	0.18	0.39	0.57	(0.30)	(0.41)	(0.71)	$12.08	4.70%		$2,955,575,985	0.37%	1.43%		0.53%	7.27%
Year Ended December 31, 2013	$10.52	0.14	2.07	2.21	(0.18)	(0.33)	(0.51)	$12.22	21.25%		$2,945,051,383	0.37%	1.20%		0.53%	4.99%

Amounts designated as “-” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Capital Appreciation Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

11

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2018, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at closing price on an exchange where such investments are traded. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The

12

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise; they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as

13

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

14

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

The Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2019. During the six months ended June 30, 2018, the waiver of such investment advisory fees by NFA amounted to $1,377,823, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate before contractual fee waivers was 0.19%, and after contractual fee waivers was 0.09%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

15

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

As of June 30, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $313,991 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $5,391.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2019. During the six months ended June 30, 2018, the waiver of such distribution fees by NFD amounted to $2,181,319, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

16

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $2,066,759.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4. Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the six months ended June 30, 2018 were as follows:

Security Description	Shares/ Principal at June 30, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value June 30, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Small Cap Fund, Class R6	9,050,921	114,969,107	—	8,388,186	1,299,816	(2,346,998)	105,533,739	—	—
NVIT Emerging Markets Fund, Class Y	8,152,533	—	109,281,893	—	—	(7,130,651)	102,151,242	—	—
NVIT Multi-Manager International Growth Fund, Class Y	20,681,411	241,354,753	15,081,442	7,849,792	1,587,070	(12,957,690)	237,215,783	—	—
NVIT Multi-Manager International Value Fund, Class Y	20,934,011	284,771,944	209,496	44,509,738	4,465,641	(12,988,500)	231,948,843	—	—
NVIT Multi-Manager Large Cap Growth Fund, Class Y	35,704,353	394,340,533	144,992,398	48,667,675	14,564,448	13,197,499	518,427,203	—	—
NVIT Multi-Manager Large Cap Value Fund, Class Y	48,555,107	452,837,545	92,862,164	17,157,798	4,325,595	(7,015,698)	525,851,808	—	—
NVIT Multi-Manager Mid Cap Growth Fund, Class Y **	3,126,682	128,364,518	—	93,914,134	12,736,086	(5,445,268)	41,741,202	—	—
NVIT Multi-Manager Mid Cap Value Fund, Class Y	3,665,382	184,963,466	—	140,813,148	2,949,442	(5,497,676)	41,602,084	—	—
NVIT Multi-Manager Small Cap Growth Fund, Class Y **	1,286,339	71,856,055	—	49,360,765	6,663,429	(1,142,247)	28,016,472	—	—
NVIT Multi-Manager Small Cap Value Fund, Class Y	1,759,205	114,076,424	—	87,149,988	20,649,110	(19,832,886)	27,742,660	—	—
DoubleLine NVIT Total Return Tactical Fund, Class Y	2,799,064	28,117,487	316,302	552,555	(8,985)	(189,505)	27,682,744	—	—
Nationwide Bond Fund, Class R6	5,890,775	56,407,200	1,484,665	767,968	(26,898)	(1,664,806)	55,432,193	849,471	—
NVIT Core Bond Fund, Class Y	25,589,367	280,543,001	4,059,702	8,436,764	(245,252)	(4,417,505)	271,503,182	—	—
NVIT Core Plus Bond Fund, Class Y	29,416,328	337,206,434	6,270,003	11,286,060	(42,631)	(7,097,321)	325,050,425	—	—
NVIT Short Term Bond Fund, Class Y	13,375,615	140,079,368	1,557,612	4,128,968	(41,780)	168,844	137,635,076	—	—
Total		2,829,887,835	376,115,677	522,983,539	68,875,091	(74,360,408)	2,677,534,656	849,471	—

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
**	Denotes a non-income producing security.

17

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Further information about each affiliated Underlying Fund may be found in such affiliated Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

6.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $376,115,677 and sales of $522,983,539 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current

18

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

10.  Federal Tax Information

As of June 30, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,482,415,494	$228,199,471	$(33,080,309)	$195,119,162

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit, Interfund Lending and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

19

Supplemental Information

June 30, 2018 (Unaudited)

NVIT Cardinal Aggressive Fund

NVIT Cardinal Balanced Fund

NVIT Cardinal Capital Appreciation Fund

NVIT Cardinal Conservative Fund

NVIT Cardinal Managed Growth Fund

NVIT Cardinal Managed Growth & Income Fund

NVIT Cardinal Moderate Fund

NVIT Cardinal Moderately Aggressive Fund

NVIT Cardinal Moderately Conservative Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreement, including investment performance, reports with respect portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the Broadridge peer group provided an appropriate comparison.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and

20

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during a telephonic meeting in advance of the March 2018 meeting and during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to the Cardinal Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic, and financial analysis and its asset allocation methodology;

●

The Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance.

As to the Funds other than the NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, the Trustees noted that the Funds had experienced varying levels of relative performance for the three-year period ended August 31, 2017 compared to the funds in their performance universes, the

21

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

least favorable of which were the NVIT Cardinal Moderately Conservative Fund and the NVIT Cardinal Conservative Fund (the “Conservative Funds”). The Trustees considered the Adviser’s statement that, to the extent a Fund had underperformed, it was principally due to differences between a Fund’s asset allocations and those of many of its peer funds. In particular, the Trustees noted the Adviser’s observation that the performance of a number of the Funds, and in particular the Conservative Funds, was adversely affected by an underweight to equities during the period, reflecting a general conservatism in the Funds’ asset allocation approaches, relative to the Funds’ performance universes, and a desire by the Adviser to maintain the Funds’ equity exposures relatively constant across market cycles.

As to the performance of NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, the Trustees considered the Adviser’s statement that each Fund is designed to be offered as an investment option under variable insurance products, and that each Fund’s investment strategy calls for the Adviser to apply an overlay strategy intended to reduce volatility of the Fund under various market conditions. The Trustees considered the Adviser’s statement that the overlay is sensitive to changes in equity values and that the overlay had reduced each Fund’s exposures to equities on a number of occasions during the prior year in response to short-term volatility in the equity markets. The Adviser reported to the Trustees that those reduced exposures to equities at various times during the performance measuring period had detracted from the performance of those Funds and were the principal cause of the Funds’ underperformance relative to other funds that did not use such an overlay. The Trustees considered the Adviser’s statement that the strategy is operating as the Adviser had expected for each Fund.

For each of the Funds, the Trustees considered the Adviser’s statement that it remains confident in each Fund’s asset allocation strategy. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted that the actual advisory fee rate for each Fund, other than for NVIT Cardinal Conservative Fund, ranked at or below the median fee rate of its Broadridge expense group. With respect to NVIT Cardinal Conservative Fund, the Trustees noted the Adviser’s statement that the Fund’s actual advisory fee, although in the fourth comparative quintile, was less than two basis points above the median of its Broadridge expense group.

In addition, the Trustees noted that, for each Fund, the Fund’s total expense ratio (including 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) was below the median of its Broadridge expense group, other than NVIT Cardinal Managed Growth Fund, whose total expense ratio (including 12b-1/non-12b-1 fees) was within one basis point of the median of its Broadridge expense group, and NVIT Cardinal Moderately Aggressive Fund and NVIT Cardinal Managed Growth & Income Fund, whose total expense ratios (including 12b-1/non-12b-1 fees) were less than two basis points above the median of their respective expense groups. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Funds’ expense structures, including their advisory fees, appeared generally to be within the range of a number of other peer funds and not sufficiently high as to be inconsistent with the continuation of the Advisory Agreement.

The Trustees considered whether each of the Funds may benefit from economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that

22

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

the advisory fee rate schedule for each of the Funds is subject to contractual breakpoints reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds, and that the advisory fee rate schedules for the underlying funds in which each Fund invests are subject to contractual advisory fee breakpoints if the assets of those underlying funds increase over certain thresholds.

-         -         -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements.

23

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

24

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

25

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

26

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

27

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

28

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

29

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

30

Semiannual Report

June 30, 2018 (Unaudited)

NVIT CardinalSM Conservative Fund

SAR-CD-CON 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT CardinalSM Conservative Fund

Asset Allocation†

Fixed Income Funds	80.2%
Equity Funds	19.8%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Short Term Bond Fund, Class Y	29.0%
NVIT Core Plus Bond Fund, Class Y	22.0%
NVIT Core Bond Fund, Class Y	17.0%
Nationwide Bond Fund, Class R6	5.6%
NVIT Multi-Manager Large Cap Value Fund, Class Y	5.5%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	5.4%
Nationwide Inflation-Protected Securities Fund, Class R6	4.0%
NVIT Multi-Manager International Growth Fund, Class Y	3.5%
NVIT Multi-Manager International Value Fund, Class Y	3.5%
DoubleLine NVIT Total Return Tactical Fund, Class Y	2.5%
Other Holdings	2.0%
100.0%
†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2018.

3

Shareholder Expense Example	NVIT CardinalSM Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Conservative Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a),(b)
Class I Shares	Actual	(c)	1,000.00	990.20	1.48	0.30
	Hypothetical	(c)(d)	1,000.00	1,023.31	1.51	0.30
Class II Shares	Actual	(c)	1,000.00	989.20	1.92	0.39
	Hypothetical	(c)(d)	1,000.00	1,022.86	1.96	0.39

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT CardinalSM Conservative Fund

Investment Companies 100.0%

	Shares	Value

Equity Funds 19.8%
NVIT Emerging Markets Fund, Class Y (a)	513,455	$6,433,593
NVIT Multi-Manager International Growth Fund, Class Y (a)	2,027,840	23,259,322
NVIT Multi-Manager International Value Fund, Class Y (a)	2,089,235	23,148,720
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	2,519,757	36,586,870
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	3,408,087	36,909,587
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	251,585	3,358,658
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	301,682	3,424,092

Total Equity Funds (cost $121,301,502)		133,120,842

Fixed Income Funds 80.2%
DoubleLine NVIT Total Return Tactical Fund, Class Y (a)	1,721,299	17,023,649
Nationwide Bond Fund, Class R6 (a)	3,962,331	37,285,534
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	2,782,980	27,106,229
NVIT Core Bond Fund, Class Y (a)	10,790,631	114,488,596
NVIT Core Plus Bond Fund, Class Y (a)	13,402,461	148,097,198
NVIT Short Term Bond Fund, Class Y (a)	18,964,941	195,149,241

Total Fixed Income Funds (cost $557,927,274)		539,150,447

Total Investment Companies (cost $679,228,776)		672,271,289

Total Investments (cost $679,228,776) — 100.0%		672,271,289

Liabilities in excess of other assets — 0.0%†		(235,733)

NET ASSETS — 100.0%		$672,035,556

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT CardinalSM Conservative Fund
Assets:
Investment securities of affiliated issuers, at value (cost $679,228,776)	$672,271,289
Receivable for investments sold	6,597,834
Receivable for capital shares issued	65
Prepaid expenses	3,773

Total Assets	678,872,961

Liabilities:
Payable for capital shares redeemed	6,597,899
Accrued expenses and other payables:
Investment advisory fees	56,273
Fund administration fees	18,795
Distribution fees	50,139
Administrative servicing fees	85,285
Accounting and transfer agent fees	112
Trustee fees	428
Custodian fees	5,422
Compliance program costs (Note 3)	665
Professional fees	9,283
Printing fees	7,108
Other	5,996

Total Liabilities	6,837,405

Net Assets	$672,035,556

Represented by:
Capital	$675,672,610
Accumulated net investment loss	(20,622)
Accumulated net realized gains from investment securities of affiliated issuers	3,341,055
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	(6,957,487)

Net Assets	$672,035,556

Net Assets:
Class I Shares	$6,588,621
Class II Shares	665,446,935

Total	$672,035,556

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	655,170
Class II Shares	66,220,475

Total	66,875,645

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.06
Class II Shares	$10.05

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT CardinalSM Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$765,215

Total Income	765,215

EXPENSES:
Investment advisory fees	698,170
Fund administration fees	94,396
Distribution fees Class II Shares	864,356
Administrative servicing fees Class I Shares	5,008
Administrative servicing fees Class II Shares	518,616
Professional fees	22,218
Printing fees	8,034
Trustee fees	10,952
Custodian fees	13,955
Accounting and transfer agent fees	316
Compliance program costs (Note 3)	1,378
Other	7,975

Total expenses before fees waived	2,245,374

Distribution fees waived — Class II (Note 3)	(553,194)
Investment advisory fees waived (Note 3)	(349,078)

Net Expenses	1,343,102

NET INVESTMENT LOSS	(577,887)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities of affiliated issuers	1,898,695
Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(8,888,176)

Net realized/unrealized losses	(6,989,481)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,567,368)

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	NVIT CardinalSM Conservative Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income/(loss)	$(577,887)	$13,915,418
Net realized gains	1,898,695	3,246,870
Net change in unrealized appreciation/depreciation	(8,888,176)	28,194,784

Change in net assets resulting from operations	(7,567,368)	45,357,072

Distributions to Shareholders From:
Net investment income:
Class I	–	(163,363)
Class II	–	(14,902,834)
Net realized gains:
Class I	–	(147,586)
Class II	–	(15,061,517)

Change in net assets from shareholder distributions	–	(30,275,300)

Change in net assets from capital transactions	(45,403,960)	(41,988,682)

Change in net assets	(52,971,328)	(26,906,910)

Net Assets:
Beginning of period	725,006,884	751,913,794

End of period	$672,035,556	$725,006,884

Accumulated undistributed (distributions in excess of) net investment income/(loss) at end of period	$(20,622)	$557,265

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$775,663	$2,285,994
Dividends reinvested	–	310,949
Cost of shares redeemed	(1,707,739)	(2,145,146)

Total Class I Shares	(932,076)	451,797

Class II Shares
Proceeds from shares issued	24,302,739	28,285,978
Dividends reinvested	–	29,964,351
Cost of shares redeemed	(68,774,623)	(100,690,808)

Total Class II Shares	(44,471,884)	(42,440,479)

Change in net assets from capital transactions	$(45,403,960)	$(41,988,682)

8

Statements of Changes in Net Assets (Continued)

	NVIT CardinalSM Conservative Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	76,853	223,853
Reinvested	–	30,557
Redeemed	(168,635)	(209,899)

Total Class I Shares	(91,782)	44,511

Class II Shares
Issued	2,401,045	2,776,963
Reinvested	–	2,946,845
Redeemed	(6,814,361)	(9,858,662)

Total Class II Shares	(4,413,316)	(4,134,854)

Total change in shares	(4,505,098)	(4,090,343)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

9

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)(e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Six Months Ended June 30, 2018 (Unaudited)	$10.16	–	(0.10)	(0.10)	–	–	–	$10.06	(0.98%	)	$6,588,621	0.30%	(0.08%	)	0.40%	7.79%
Year Ended December 31, 2017	$9.97	0.21	0.42	0.63	(0.22)	(0.22)	(0.44)	$10.16	6.35%		$7,588,982	0.29%	2.07%		0.39%	9.98%
Year Ended December 31, 2016	$10.03	0.22	0.26	0.48	(0.26)	(0.28)	(0.54)	$9.97	4.81%		$7,001,246	0.29%	2.12%		0.36%	13.91%
Year Ended December 31, 2015	$10.65	0.16	(0.23)	(0.07)	(0.23)	(0.32)	(0.55)	$10.03	(0.65%	)	$7,033,308	0.29%	1.51%		0.29%	21.23%
Year Ended December 31, 2014	$10.86	0.15	0.22	0.37	(0.25)	(0.33)	(0.58)	$10.65	3.42%		$8,446,590	0.29%	1.34%		0.29%	16.93%
Year Ended December 31, 2013	$10.70	0.17	0.36	0.53	(0.20)	(0.17)	(0.37)	$10.86	5.03%		$9,153,980	0.29%	1.52%		0.29%	15.67%

Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$10.16	(0.01)	(0.10)	(0.11)	–	–	–	$10.05	(1.08%	)	$665,446,935	0.39%	(0.17%	)	0.65%	7.79%
Year Ended December 31, 2017	$9.96	0.19	0.44	0.63	(0.21)	(0.22)	(0.43)	$10.16	6.36%		$717,417,902	0.38%	1.87%		0.64%	9.98%
Year Ended December 31, 2016	$10.03	0.20	0.26	0.46	(0.25)	(0.28)	(0.53)	$9.96	4.61%		$744,912,548	0.38%	1.98%		0.61%	13.91%
Year Ended December 31, 2015	$10.65	0.16	(0.24)	(0.08)	(0.22)	(0.32)	(0.54)	$10.03	(0.73%	)	$730,384,814	0.38%	1.54%		0.54%	21.23%
Year Ended December 31, 2014	$10.86	0.15	0.21	0.36	(0.24)	(0.33)	(0.57)	$10.65	3.34%		$761,730,734	0.38%	1.40%		0.54%	16.93%
Year Ended December 31, 2013	$10.70	0.15	0.37	0.52	(0.19)	(0.17)	(0.36)	$10.86	4.93%		$749,634,255	0.38%	1.36%		0.54%	15.67%

Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Conservative Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in

11

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2018, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

12

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other

13

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each

14

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

The Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2019. During the six months ended June 30, 2018, the waiver of such investment advisory fees by NFA amounted to $349,078, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate before contractual fee waivers was 0.20%, and after contractual fee waivers was 0.10%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer

15

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $94,396 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $1,378.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2019. During the six months ended June 30, 2018, the waiver of such distribution fees by NFD amounted to $553,194, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $523,624.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are

16

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the six months ended June 30, 2018 were as follows:

Security Description	Shares/ Principal at June 30, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value June 30, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
NVIT Emerging Markets Fund, Class Y	513,455	—	6,882,268	—	—	(448,675)	6,433,593	—	—
NVIT Multi-Manager International Growth Fund, Class Y	2,027,840	14,573,558	11,222,234	1,502,234	204,629	(1,238,865)	23,259,322	—	—
NVIT Multi-Manager International Value Fund, Class Y	2,089,235	21,826,617	4,998,360	2,737,273	410,030	(1,349,014)	23,148,720	—	—
NVIT Multi-Manager Large Cap Growth Fund, Class Y	2,519,757	28,891,440	12,250,115	6,605,490	820,921	1,229,884	36,586,870	—	—
NVIT Multi-Manager Large Cap Value Fund, Class Y	3,408,087	50,596,659	5,076,646	18,634,025	632,494	(762,187)	36,909,587	—	—
NVIT Multi-Manager Mid Cap Growth Fund, Class Y **	251,585	7,237,735	291,525	4,621,922	507,552	(56,232)	3,358,658	—	—
NVIT Multi-Manager Mid Cap Value Fund, Class Y	301,682	14,513,453	874,962	11,795,659	404,311	(572,975)	3,424,092	—	—
NVIT Multi-Manager Small Cap Value Fund, Class Y	—	7,226,808	393,412	7,646,600	136,726	(110,346)	—	—	—
DoubleLine NVIT Total Return Tactical Fund, Class Y	1,721,299	18,157,906	250,546	1,254,046	(17,815)	(112,942)	17,023,649	—	—
Nationwide Bond Fund, Class R6	3,962,331	39,890,610	1,296,691	2,707,721	(115,695)	(1,078,351)	37,285,534	594,948	—
Nationwide Inflation- Protected Securities Fund, Class R6	2,782,980	29,079,675	775,528	2,540,209	61,197	(269,962)	27,106,229	170,267	—
NVIT Core Bond Fund, Class Y	10,790,631	123,369,439	2,522,069	9,337,092	(355,390)	(1,710,430)	114,488,596	—	—
NVIT Core Plus Bond Fund, Class Y	13,402,461	159,493,276	3,485,650	11,516,802	(276,303)	(3,088,623)	148,097,198	—	—
NVIT Short Term Bond Fund, Class Y	18,964,941	210,406,143	4,388,522	19,812,004	(513,962)	680,542	195,149,241	—	—
Total		725,263,319	54,708,528	100,711,077	1,898,695	(8,888,176)	672,271,289	765,215	—

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
**	Denotes a non-income producing security.

17

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Further information about each affiliated Underlying Fund may be found in such affiliated Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the

“Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

6.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $54,708,528 and sales of $100,711,077 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at

18

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

10.  Federal Tax Information

As of June 30, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$682,444,960	$11,618,464	$(21,792,135)	$(10,173,671)

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit and Interfund Lending”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

19

Supplemental Information

June 30, 2018 (Unaudited)

NVIT Cardinal Aggressive Fund

NVIT Cardinal Balanced Fund

NVIT Cardinal Capital Appreciation Fund

NVIT Cardinal Conservative Fund

NVIT Cardinal Managed Growth Fund

NVIT Cardinal Managed Growth & Income Fund

NVIT Cardinal Moderate Fund

NVIT Cardinal Moderately Aggressive Fund

NVIT Cardinal Moderately Conservative Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreement, including investment performance, reports with respect portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the Broadridge peer group provided an appropriate comparison.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and

20

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during a telephonic meeting in advance of the March 2018 meeting and during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to the Cardinal Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic, and financial analysis and its asset allocation methodology;

●

The Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance.

As to the Funds other than the NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, the Trustees noted that the Funds had experienced varying levels of relative performance for the three-year period ended August 31, 2017 compared to the funds in their performance universes, the

21

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

least favorable of which were the NVIT Cardinal Moderately Conservative Fund and the NVIT Cardinal Conservative Fund (the “Conservative Funds”). The Trustees considered the Adviser’s statement that, to the extent a Fund had underperformed, it was principally due to differences between a Fund’s asset allocations and those of many of its peer funds. In particular, the Trustees noted the Adviser’s observation that the performance of a number of the Funds, and in particular the Conservative Funds, was adversely affected by an underweight to equities during the period, reflecting a general conservatism in the Funds’ asset allocation approaches, relative to the Funds’ performance universes, and a desire by the Adviser to maintain the Funds’ equity exposures relatively constant across market cycles.

As to the performance of NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, the Trustees considered the Adviser’s statement that each Fund is designed to be offered as an investment option under variable insurance products, and that each Fund’s investment strategy calls for the Adviser to apply an overlay strategy intended to reduce volatility of the Fund under various market conditions. The Trustees considered the Adviser’s statement that the overlay is sensitive to changes in equity values and that the overlay had reduced each Fund’s exposures to equities on a number of occasions during the prior year in response to short-term volatility in the equity markets. The Adviser reported to the Trustees that those reduced exposures to equities at various times during the performance measuring period had detracted from the performance of those Funds and were the principal cause of the Funds’ underperformance relative to other funds that did not use such an overlay. The Trustees considered the Adviser’s statement that the strategy is operating as the Adviser had expected for each Fund.

For each of the Funds, the Trustees considered the Adviser’s statement that it remains confident in each Fund’s asset allocation strategy. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted that the actual advisory fee rate for each Fund, other than for NVIT Cardinal Conservative Fund, ranked at or below the median fee rate of its Broadridge expense group. With respect to NVIT Cardinal Conservative Fund, the Trustees noted the Adviser’s statement that the Fund’s actual advisory fee, although in the fourth comparative quintile, was less than two basis points above the median of its Broadridge expense group.

In addition, the Trustees noted that, for each Fund, the Fund’s total expense ratio (including 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) was below the median of its Broadridge expense group, other than NVIT Cardinal Managed Growth Fund, whose total expense ratio (including 12b-1/non-12b-1 fees) was within one basis point of the median of its Broadridge expense group, and NVIT Cardinal Moderately Aggressive Fund and NVIT Cardinal Managed Growth & Income Fund, whose total expense ratios (including 12b-1/non-12b-1 fees) were less than two basis points above the median of their respective expense groups. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Funds’ expense structures, including their advisory fees, appeared generally to be within the range of a number of other peer funds and not sufficiently high as to be inconsistent with the continuation of the Advisory Agreement.

The Trustees considered whether each of the Funds may benefit from economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that

22

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

the advisory fee rate schedule for each of the Funds is subject to contractual breakpoints reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds, and that the advisory fee rate schedules for the underlying funds in which each Fund invests are subject to contractual advisory fee breakpoints if the assets of those underlying funds increase over certain thresholds.

-         -         -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements.

23

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

24

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

25

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

26

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

27

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

28

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

29

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

30

Semiannual Report

June 30, 2018 (Unaudited)

NVIT CardinalSM Managed Growth & Income Fund

SAR-CD-MGI 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT CardinalSM Managed Growth & Income Fund

Asset Allocation†

Fixed Income Funds	48.0%
Equity Funds	46.9%
Futures††	(0.0)%
Other assets in excess of liabilities †††	5.1%
100.0%

Top Holdings††††

NVIT Core Plus Bond Fund, Class Y	17.2%
NVIT Core Bond Fund, Class Y	14.2%
NVIT Short Term Bond Fund, Class Y	14.2%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	12.2%
NVIT Multi-Manager Large Cap Value Fund, Class Y	12.0%
NVIT Multi-Manager International Growth Fund, Class Y	7.7%
NVIT Multi-Manager International Value Fund, Class Y	7.6%
Nationwide Bond Fund, Class R6	3.6%
Nationwide International Small Cap Fund, Class R6	2.4%
NVIT Emerging Markets Fund, Class Y	2.4%
Other Holdings	6.5%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Amount rounds to less than 0.1%.

†††	Please refer to the Statement of Assets and Liabilities for additional details.

††††	Percentages indicated are based upon total investments as of June 30, 2018.

3

Shareholder Expense Example	NVIT CardinalSM Managed Growth & Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Managed Growth & Income Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a),(b)
Class I Shares	Actual	(c)	1,000.00	978.30	1.23	0.25
	Hypothetical	(c)(d)	1,000.00	1,023.55	1.25	0.25
Class II Shares	Actual	(c)	1,000.00	977.40	2.21	0.45
	Hypothetical	(c)(d)	1,000.00	1,022.56	2.26	0.45

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT CardinalSM Managed Growth & Income Fund

Investment Companies 94.9%

	Shares	Value

Equity Funds 46.9%
Nationwide International Small Cap Fund, Class R6 (a)	1,136,054	$13,246,385
NVIT Emerging Markets Fund, Class Y (a)	1,023,228	12,821,046
NVIT Multi-Manager International Growth Fund, Class Y (a)	3,689,950	42,323,725
NVIT Multi-Manager International Value Fund, Class Y (a)	3,733,277	41,364,712
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	4,609,073	66,923,743
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	6,050,678	65,528,843
NVIT Multi-Manager Mid Cap Growth Fund, Class Y * (a)	628,093	8,385,048
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	736,234	8,356,257
NVIT Multi-Manager Small Cap Growth Fund, Class Y * (a)	258,413	5,628,231
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	356,608	5,623,703

Total Equity Funds (cost $257,451,260)		270,201,693

Investment Companies (continued)

	Shares	Value

Fixed Income Funds 48.0%
DoubleLine NVIT Total Return Tactical Fund, Class Y (a)	843,284	$8,340,083
Nationwide Bond Fund, Class R6 (a)	2,070,434	19,482,788
NVIT Core Bond Fund, Class Y (a)	7,326,374	77,732,825
NVIT Core Plus Bond Fund, Class Y (a)	8,493,940	93,858,034
NVIT Short Term Bond Fund, Class Y (a)	7,540,678	77,593,578

Total Fixed Income Funds (cost $285,305,124)		277,007,308

Total Investment Companies (cost $542,756,384)		547,209,001

Total Investments (cost $542,756,384) — 94.9%		547,209,001

Other assets in excess of liabilities — 5.1%		29,514,261

NET ASSETS — 100.0%		$576,723,262

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

Futures contracts outstanding as of June 30, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
MSCI EAFE E-Mini Index	310	9/2018	USD	30,308,700	(894,570)
Russell 2000 E-Mini Index	52	9/2018	USD	4,283,500	(74,511)
S&P 500 E-Mini Index	201	9/2018	USD	27,352,080	(561,202)
S&P Midcap 400 E-Mini Index	51	9/2018	USD	9,976,110	(211,982)

					(1,742,265)

At June 30, 2018, the Fund has $3,373,590 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT CardinalSM Managed Growth & Income Fund
Assets:
Investment securities of affiliated issuers, at value (cost $542,756,384)	$547,209,001
Cash	25,593,282
Deposits with broker for futures contracts	3,373,590
Interest receivable	30,642
Receivable for investments sold	75,098
Receivable for capital shares issued	1,426
Receivable for variation margin on futures contracts	748,561
Reimbursement from investment adviser (Note 3)	80,618
Prepaid expenses	3,102

Total Assets	577,115,320

Liabilities:
Payable for capital shares redeemed	80,477
Accrued expenses and other payables:
Investment advisory fees	105,592
Fund administration fees	17,101
Distribution fees	95,652
Administrative servicing fees	71,043
Accounting and transfer agent fees	72
Trustee fees	253
Custodian fees	2,521
Compliance program costs (Note 3)	540
Professional fees	8,558
Printing fees	6,239
Other	4,010

Total Liabilities	392,058

Net Assets	$576,723,262

Represented by:
Capital	$562,238,474
Accumulated undistributed net investment income	1,339,695
Accumulated net realized gains from investment securities of affiliated issuers and futures contracts	10,434,741
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	4,452,617
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(1,742,265)

Net Assets	$576,723,262

Net Assets:
Class I Shares	$2,060,239
Class II Shares	574,663,023

Total	$576,723,262

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	190,261
Class II Shares	53,182,260

Total	53,372,521

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.83
Class II Shares	$10.81

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT CardinalSM Managed Growth & Income Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$290,869
Interest income from unaffiliated issuers	202,455

Total Income	493,324

EXPENSES:
Investment advisory fees	643,601
Fund administration fees	82,581
Distribution fees Class II Shares	728,824
Administrative servicing fees Class I Shares	1,523
Administrative servicing fees Class II Shares	437,297
Professional fees	19,766
Printing fees	7,652
Trustee fees	9,008
Custodian fees	10,290
Accounting and transfer agent fees	219
Compliance program costs (Note 3)	1,143
Other	5,939

Total expenses before fees waived and expenses reimbursed	1,947,843

Distribution fees waived — Class II (Note 3)	(145,769)
Expenses reimbursed by adviser (Note 3)	(487,709)

Net Expenses	1,314,365

NET INVESTMENT LOSS	(821,041)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	(1,764,143)
Expiration or closing of futures contracts (Note 2)	(4,822,386)

Net realized losses	(6,586,529)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	(2,304,356)
Futures contracts (Note 2)	(3,632,849)

Net change in unrealized appreciation/depreciation	(5,937,205)

Net realized/unrealized losses	(12,523,734)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,344,775)

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	NVIT CardinalSM Managed Growth & Income Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income/(loss)	$(821,041)	$8,672,686
Net realized gains (losses)	(6,586,529)	20,916,055
Net change in unrealized appreciation/depreciation	(5,937,205)	47,265,579

Change in net assets resulting from operations	(13,344,775)	76,854,320

Distributions to Shareholders From:
Net investment income:
Class I	–	(35,323)
Class II	–	(9,543,519)
Net realized gains:
Class I	–	(52,015)
Class II	–	(18,239,685)

Change in net assets from shareholder distributions	–	(27,870,542)

Change in net assets from capital transactions	(7,014,929)	20,974,892

Change in net assets	(20,359,704)	69,958,670

Net Assets:
Beginning of period	597,082,966	527,124,296

End of period	$576,723,262	$597,082,966

Accumulated undistributed net investment income/(loss) at end of period	$1,339,695	$2,160,736

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$125,491	$591,388
Dividends reinvested	–	87,338
Cost of shares redeemed	(43,099)	(136,968)

Total Class I Shares	82,392	541,758

Class II Shares
Proceeds from shares issued	7,410,310	18,938,688
Dividends reinvested	–	27,783,204
Cost of shares redeemed	(14,507,631)	(26,288,758)

Total Class II Shares	(7,097,321)	20,433,134

Change in net assets from capital transactions	$(7,014,929)	$20,974,892

8

Statements of Changes in Net Assets (Continued)

	NVIT CardinalSM Managed Growth & Income Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	11,419	54,526
Reinvested	–	8,057
Redeemed	(3,920)	(12,597)

Total Class I Shares	7,499	49,986

Class II Shares
Issued	676,946	1,764,772
Reinvested	–	2,571,080
Redeemed	(1,320,252)	(2,461,926)

Total Class II Shares	(643,306)	1,873,926

Total change in shares	(635,807)	1,923,912

Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

9

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Managed Growth & Income Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)(e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Six Months Ended June 30, 2018 (Unaudited)	$11.07	–	(0.24)	(0.24)	–	–	–	$10.83	(2.17%	)	$2,060,239	0.25%	(0.08%	)	0.42%	10.63%
Year Ended December 31, 2017	$10.13	0.22	1.28	1.50	(0.20)	(0.36)	(0.56)	$11.07	14.96%		$2,022,774	0.25%	2.01%		0.42%	15.23%
Year Ended December 31, 2016	$9.84	0.21	0.35	0.56	(0.25)	(0.02)	(0.27)	$10.13	5.74%		$1,344,914	0.25%	2.15%		0.42%	11.10%
Year Ended December 31, 2015	$10.40	0.39	(0.81)	(0.42)	(0.14)	–	(0.14)	$9.84	(4.03%	)	$700,662	0.25%	3.77%		0.42%	10.54%
Period Ended December 31, 2014(h)	$10.66	0.40	(0.20)	0.20	(0.27)	(0.19)	(0.46)	$10.40	1.79%		$110,317	0.25%	3.74%	(i)	0.43%	4.07%

Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$11.06	(0.02)	(0.23)	(0.25)	–	–	–	$10.81	(2.26%	)	$574,663,023	0.45%	(0.28%	)	0.67%	10.63%
Year Ended December 31, 2017	$10.12	0.17	1.31	1.48	(0.18)	(0.36)	(0.54)	$11.06	14.77%		$595,060,192	0.45%	1.55%		0.67%	15.23%
Year Ended December 31, 2016	$9.83	0.17	0.37	0.54	(0.23)	(0.02)	(0.25)	$10.12	5.56%		$525,779,382	0.45%	1.72%		0.67%	11.10%
Year Ended December 31, 2015	$10.40	0.14	(0.59)	(0.45)	(0.12)	–	(0.12)	$9.83	(4.29%	)	$466,569,212	0.45%	1.31%		0.67%	10.54%
Year Ended December 31, 2014	$10.60	0.21	0.04	0.25	(0.26)	(0.19)	(0.45)	$10.40	2.26%		$377,802,834	0.45%	1.95%		0.69%	4.07%
Period Ended December 31, 2013(j)	$10.00	0.28	0.58	0.86	(0.17)	(0.09)	(0.26)	$10.60	8.66%		$106,038,921	0.42%	4.03%		0.76%	–

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.
(i)	Ratio has not been annualized.
(j)	For the period from May 1, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of April 30, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Managed Growth & Income Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

11

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2018, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at closing price on an exchange where such investments are traded. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models.

12

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as

13

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Futures Contracts

Financial futures contracts (“futures contracts”) are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. The Fund is subject to equity risk in the normal course of pursuing its objective(s) in two respects. First, the Fund has set a baseline target equity exposure of 50%, which is represented by the Fund’s allocations to underlying equity funds. Second, the Fund enters into stock index futures contracts in order to increase or decrease the baseline equity exposure consistent with NFA’s view of current equity market conditions. Through the use of these futures contracts, the Fund may increase its equity exposure to a maximum of 65% or to a minimum of 0% of the Fund’s assets.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

14

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2018

Liabilities:
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(1,742,265)
Total		$(1,742,265)
(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2018

Realized Gains/(Losses):

Total
Futures Contracts
Equity risk	$(4,822,386)
Total	$(4,822,386)

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2018

Unrealized Appreciation/(Depreciation):

Total
Futures Contracts
Equity risk	$(3,632,849)
Total	$(3,632,849)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the six months ended June 30, 2018:

Futures Contracts:
Average Notional Balance Long	$55,604,046
Average Notional Balance Short	$22,335,438

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2018, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the

15

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and

16

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.22%
$1.5 billion up to $2 billion	0.21%
$2 billion and more	0.20%

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate before expense reimbursements was 0.22%, and after expense reimbursements, stemming from the expense limitation agreement described below, was 0.05%. During the six months ended June 30, 2018, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $13,815.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.10% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2018, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2015 Amount(a)	Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Six Months Ended June 30, 2018 Amount	Total
$757,976	$846,814	$927,485	$487,709	$3,019,984

During the six months ended June 30, 2018, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

17

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $82,581 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $1,143.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.05% of these fees for Class II shares of the Fund until at least April 30, 2019. During the six months ended June 30, 2018, the waiver of such distribution fees by NFD amounted to $145,769, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $438,820.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund

18

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the six months ended June 30, 2018 were as follows:

Security Description	Shares/ Principal at June 30, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value June 30, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Small Cap Fund, Class R6	1,136,054	16,891,119	197,444	3,762,547	335,693	(415,324)	13,246,385	—	—
NVIT Emerging Markets Fund, Class Y	1,023,228	—	13,842,988	126,143	(1,324)	(894,475)	12,821,046	—	—
NVIT Multi-Manager International Growth Fund, Class Y	3,689,950	25,183,072	19,918,793	840,049	60,691	(1,998,782)	42,323,725	—	—
NVIT Multi-Manager International Value Fund, Class Y	3,733,277	42,038,183	2,161,431	1,124,887	24,647	(1,734,662)	41,364,712	—	—
NVIT Multi-Manager Large Cap Growth Fund, Class Y	4,609,073	52,473,391	12,447,312	1,519,511	59,037	3,463,514	66,923,743	—	—
NVIT Multi-Manager Large Cap Value Fund, Class Y	6,050,678	75,855,933	898,248	10,779,939	(1,666,508)	1,221,109	65,528,843	—	—
NVIT Multi-Manager Mid Cap Growth Fund, Class Y **	628,093	16,630,772	186,070	9,440,904	109,414	899,696	8,385,048	—	—
NVIT Multi-Manager Mid Cap Value Fund, Class Y	736,234	28,032,589	298,817	19,623,591	(962,448)	610,890	8,356,257	—	—
NVIT Multi-Manager Small Cap Growth Fund, Class Y **	258,413	5,561,087	67,692	545,315	88,702	456,065	5,628,231	—	—
NVIT Multi-Manager Small Cap Value Fund, Class Y	356,608	16,602,153	180,439	11,320,797	324,192	(162,284)	5,623,703	—	—
DoubleLine NVIT Total Return Tactical Fund, Class Y	843,284	8,254,835	362,134	219,668	(3,352)	(53,866)	8,340,083	—	—
Nationwide Bond Fund, Class R6	2,070,434	19,176,614	1,393,624	515,137	(13,730)	(558,583)	19,482,788	290,869	—
NVIT Core Bond Fund, Class Y	7,326,374	78,786,307	2,312,307	2,057,455	(27,965)	(1,280,369)	77,732,825	—	—
NVIT Core Plus Bond Fund, Class Y	8,493,940	95,317,935	3,061,389	2,498,337	(27,218)	(1,995,735)	93,858,034	—	—
NVIT Short Term Bond Fund, Class Y	7,540,678	78,120,076	1,598,993	2,199,967	(63,974)	138,450	77,593,578	—	—
Total		558,924,066	58,927,681	66,574,247	(1,764,143)	(2,304,356)	547,209,001	290,869	—

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
**	Denotes a non-income producing security.

19

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Further information about each affiliated Underlying Fund may be found in such affiliated Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

6.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $58,927,681 and sales of $66,574,247 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in

20

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

10.  Federal Tax Information

As of June 30, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$546,564,973	$11,677,265	$(12,775,502)	$(1,098,237)

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit and Interfund Lending”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

21

Supplemental Information

June 30, 2018 (Unaudited)

NVIT Cardinal Aggressive Fund

NVIT Cardinal Balanced Fund

NVIT Cardinal Capital Appreciation Fund

NVIT Cardinal Conservative Fund

NVIT Cardinal Managed Growth Fund

NVIT Cardinal Managed Growth & Income Fund

NVIT Cardinal Moderate Fund

NVIT Cardinal Moderately Aggressive Fund

NVIT Cardinal Moderately Conservative Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreement, including investment performance, reports with respect portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the Broadridge peer group provided an appropriate comparison.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and

22

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during a telephonic meeting in advance of the March 2018 meeting and during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to the Cardinal Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic, and financial analysis and its asset allocation methodology;

●

The Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance.

As to the Funds other than the NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, the Trustees noted that the Funds had experienced varying levels of relative performance for the three-year period ended August 31, 2017 compared to the funds in their performance universes, the

23

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

least favorable of which were the NVIT Cardinal Moderately Conservative Fund and the NVIT Cardinal Conservative Fund (the “Conservative Funds”). The Trustees considered the Adviser’s statement that, to the extent a Fund had underperformed, it was principally due to differences between a Fund’s asset allocations and those of many of its peer funds. In particular, the Trustees noted the Adviser’s observation that the performance of a number of the Funds, and in particular the Conservative Funds, was adversely affected by an underweight to equities during the period, reflecting a general conservatism in the Funds’ asset allocation approaches, relative to the Funds’ performance universes, and a desire by the Adviser to maintain the Funds’ equity exposures relatively constant across market cycles.

As to the performance of NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, the Trustees considered the Adviser’s statement that each Fund is designed to be offered as an investment option under variable insurance products, and that each Fund’s investment strategy calls for the Adviser to apply an overlay strategy intended to reduce volatility of the Fund under various market conditions. The Trustees considered the Adviser’s statement that the overlay is sensitive to changes in equity values and that the overlay had reduced each Fund’s exposures to equities on a number of occasions during the prior year in response to short-term volatility in the equity markets. The Adviser reported to the Trustees that those reduced exposures to equities at various times during the performance measuring period had detracted from the performance of those Funds and were the principal cause of the Funds’ underperformance relative to other funds that did not use such an overlay. The Trustees considered the Adviser’s statement that the strategy is operating as the Adviser had expected for each Fund.

For each of the Funds, the Trustees considered the Adviser’s statement that it remains confident in each Fund’s asset allocation strategy. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted that the actual advisory fee rate for each Fund, other than for NVIT Cardinal Conservative Fund, ranked at or below the median fee rate of its Broadridge expense group. With respect to NVIT Cardinal Conservative Fund, the Trustees noted the Adviser’s statement that the Fund’s actual advisory fee, although in the fourth comparative quintile, was less than two basis points above the median of its Broadridge expense group.

In addition, the Trustees noted that, for each Fund, the Fund’s total expense ratio (including 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) was below the median of its Broadridge expense group, other than NVIT Cardinal Managed Growth Fund, whose total expense ratio (including 12b-1/non-12b-1 fees) was within one basis point of the median of its Broadridge expense group, and NVIT Cardinal Moderately Aggressive Fund and NVIT Cardinal Managed Growth & Income Fund, whose total expense ratios (including 12b-1/non-12b-1 fees) were less than two basis points above the median of their respective expense groups. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Funds’ expense structures, including their advisory fees, appeared generally to be within the range of a number of other peer funds and not sufficiently high as to be inconsistent with the continuation of the Advisory Agreement.

The Trustees considered whether each of the Funds may benefit from economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that

24

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

the advisory fee rate schedule for each of the Funds is subject to contractual breakpoints reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds, and that the advisory fee rate schedules for the underlying funds in which each Fund invests are subject to contractual advisory fee breakpoints if the assets of those underlying funds increase over certain thresholds.

-         -         -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements.

25

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

26

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

27

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

28

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

29

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

30

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

31

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

32

Semiannual Report

June 30, 2018 (Unaudited)

NVIT CardinalSM Managed Growth Fund

SAR-CD-MGR-8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT CardinalSM Managed Growth Fund

Asset Allocation†

Equity Funds	56.4%
Fixed Income Funds	38.5%
Futures	(0.1)%
Other assets in excess of liabilities††	5.2%
100.0%

Top Holdings†††

NVIT Multi-Manager Large Cap Growth Fund, Class Y	16.3%
NVIT Multi-Manager Large Cap Value Fund, Class Y	16.0%
NVIT Core Plus Bond Fund, Class Y	15.2%
NVIT Core Bond Fund, Class Y	12.2%
NVIT Short Term Bond Fund, Class Y	9.1%
NVIT Multi-Manager International Growth Fund, Class Y	7.8%
NVIT Multi-Manager International Value Fund, Class Y	7.6%
NVIT Emerging Markets Fund, Class Y	3.8%
Nationwide International Small Cap Fund, Class R6	2.9%
Nationwide Bond Fund, Class R6	2.6%
Other Holdings	6.5%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of June 30, 2018.

3

Shareholder Expense Example	NVIT CardinalSM Managed Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Managed Growth Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a),(b)
Class I Shares	Actual	(c)	1,000.00	977.00	1.08	0.22
	Hypothetical	(c)(d)	1,000.00	1,023.70	1.10	0.22
Class II Shares	Actual	(c)	1,000.00	975.20	2.06	0.42
	Hypothetical	(c)(d)	1,000.00	1,022.71	2.11	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT CardinalSM Managed Growth Fund

Investment Companies 94.8%

	Shares	Value

Equity Funds 56.4%
Nationwide International Small Cap Fund, Class R6 (a)	2,945,329	$34,342,535
NVIT Emerging Markets Fund, Class Y (a)	3,537,301	44,322,380
NVIT Multi-Manager International Growth Fund, Class Y (a)	7,972,168	91,440,763
NVIT Multi-Manager International Value Fund, Class Y (a)	8,066,395	89,375,654
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	13,274,366	192,743,795
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	17,428,339	188,748,907
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	1,356,656	18,111,362
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	1,590,367	18,050,670
NVIT Multi-Manager Small Cap Growth Fund, Class Y* (a)	558,144	12,156,387
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	770,240	12,146,685

Total Equity Funds (cost $675,040,516)		701,439,138

Investment Companies (continued)

	Shares	Value

Fixed Income Funds 38.4%
DoubleLine NVIT Total Return Tactical Fund, Class Y (a)	1,821,704	$18,016,649
Nationwide Bond Fund, Class R6 (a)	3,194,836	30,063,404
NVIT Core Bond Fund, Class Y (a)	13,566,218	143,937,575
NVIT Core Plus Bond Fund, Class Y (a)	16,191,148	178,912,189
NVIT Short Term Bond Fund, Class Y (a)	10,472,196	107,758,892

Total Fixed Income Funds (cost $492,518,505)		478,688,709

Total Investment Companies (cost $1,167,559,021)		1,180,127,847

Total Investments (cost $1,167,559,021) — 94.8%		1,180,127,847

Other assets in excess of liabilities — 5.2%		64,287,825

NET ASSETS — 100.0%		$1,244,415,672

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

Futures contracts outstanding as of June 30, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
MSCI EAFE E-Mini Index	211	9/2018	USD	20,629,470	(664,502)
Russell 2000 E-Mini Index	46	9/2018	USD	3,789,250	(84,714)
S&P 500 E-Mini Index	160	9/2018	USD	21,772,800	(513,207)
S&P Midcap 400 E-Mini Index	41	9/2018	USD	8,020,010	(194,091)

					(1,456,514)

At June 30, 2018, the Fund has $2,527,690 segregated as collateral with the broker for open futures contracts.

Currency

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT CardinalSM Managed Growth Fund
Assets:
Investment securities of affiliated issuers, at value (cost $1,167,559,021)	$1,180,127,847
Cash	60,516,589
Deposits with broker for futures contracts	2,527,690
Interest receivable	67,777
Receivable for capital shares issued	824,347
Receivable for variation margin on futures contracts	1,572,372
Reimbursement from investment adviser (Note 3)	198,072
Prepaid expenses	6,664

Total Assets	1,245,841,358

Liabilities:
Payable for investments purchased	783,021
Payable for capital shares redeemed	113
Accrued expenses and other payables:
Investment advisory fees	227,945
Fund administration fees	29,057
Distribution fees	206,703
Administrative servicing fees	152,743
Accounting and transfer agent fees	127
Trustee fees	377
Custodian fees	4,340
Compliance program costs (Note 3)	1,138
Professional fees	9,145
Printing fees	6,757
Other	4,220

Total Liabilities	1,425,686

Net Assets	$1,244,415,672

Represented by:
Capital	$1,195,864,976
Accumulated undistributed net investment income	2,876,164
Accumulated net realized gains from investment securities of affiliated issuers and futures contracts	34,562,220
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	12,568,826
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(1,456,514)

Net Assets	$1,244,415,672

Net Assets:
Class I Shares	$3,113,808
Class II Shares	1,241,301,864

Total	$1,244,415,672

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	281,754
Class II Shares	112,592,450

Total	112,874,204

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.05
Class II Shares	$11.02

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT CardinalSM Managed Growth Fund
INVESTMENT INCOME:
Interest income from unaffiliated issuers	$461,703
Dividend income from affiliated issuers	442,813

Total Income	904,516

EXPENSES:
Investment advisory fees	1,377,528
Fund administration fees	153,797
Distribution fees Class II Shares	1,561,493
Administrative servicing fees Class I Shares	2,326
Administrative servicing fees Class II Shares	936,900
Professional fees	33,547
Printing fees	8,794
Trustee fees	19,174
Custodian fees	21,260
Accounting and transfer agent fees	400
Compliance program costs (Note 3)	2,438
Other	10,696

Total expenses before fees waived and expenses reimbursed	4,128,353

Distribution fees waived — Class II (Note 3)	(312,308)
Expenses reimbursed by adviser (Note 3)	(1,189,354)

Net Expenses	2,626,691

NET INVESTMENT LOSS	(1,722,175)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	1,685,054
Expiration or closing of futures contracts (Note 2)	(16,228,981)

Net realized losses	(14,543,927)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	(7,479,855)
Futures contracts (Note 2)	(6,737,883)

Net change in unrealized appreciation/depreciation	(14,217,738)

Net realized/unrealized losses	(28,761,665)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(30,483,840)

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	NVIT CardinalSM Managed Growth Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income/(loss)	$(1,722,175)	$16,912,755
Net realized gains (losses)	(14,543,927)	56,971,043
Net change in unrealized appreciation/depreciation	(14,217,738)	113,157,224

Change in net assets resulting from operations	(30,483,840)	187,041,022

Distributions to Shareholders From:
Net investment income:
Class I	–	(52,432)
Class II	–	(19,115,971)
Net realized gains:
Class I	–	(112,371)
Class II	–	(45,935,750)

Change in net assets from shareholder distributions	–	(65,216,524)

Change in net assets from capital transactions	18,667,944	81,837,600

Change in net assets	(11,815,896)	203,662,098

Net Assets:
Beginning of period	1,256,231,568	1,052,569,470

End of period	$1,244,415,672	$1,256,231,568

Accumulated undistributed net investment income/(loss) at end of period	$2,876,164	$4,598,339

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$162,545	$796,784
Dividends reinvested	–	164,803
Cost of shares redeemed	(75,252)	(350,732)

Total Class I Shares	87,293	610,855

Class II Shares
Proceeds from shares issued	30,929,921	53,097,580
Dividends reinvested	–	65,051,721
Cost of shares redeemed	(12,349,270)	(36,922,556)

Total Class II Shares	18,580,651	81,226,745

Change in net assets from capital transactions	$18,667,944	$81,837,600

8

Statements of Changes in Net Assets (Continued)

	NVIT CardinalSM Managed Growth Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017

SHARE TRANSACTIONS:
Class I Shares
Issued	14,428	73,468
Reinvested	–	15,018
Redeemed	(6,720)	(31,899)

Total Class I Shares	7,708	56,587

Class II Shares
Issued	2,749,405	4,872,880
Reinvested	–	5,947,907
Redeemed	(1,097,083)	(3,438,788)

Total Class II Shares	1,652,322	7,381,999

Total change in shares	1,660,030	7,438,586

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

9

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Managed Growth Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)(e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Six Months Ended June 30, 2018 (Unaudited)	$11.31	–	(0.26)	(0.26)	–	–	–	$11.05	(2.30%	)	$3,113,808	0.22%	(0.08%	)	0.41%	12.15%
Year Ended December 31, 2017	$10.15	0.19	1.61	1.80	(0.20)	(0.44)	(0.64)	$11.31	17.98%		$3,099,954	0.22%	1.73%		0.41%	13.79%
Year Ended December 31, 2016	$9.78	0.20	0.42	0.62	(0.25)	–	(0.25)	$10.15	6.40%		$2,208,157	0.22%	1.99%		0.41%	9.66%
Year Ended December 31, 2015	$10.39	0.25	(0.73)	(0.48)	(0.13)	–	(0.13)	$9.78	(4.62%	)	$1,797,132	0.22%	2.40%		0.41%	9.41%
Period Ended December 31, 2014 (h)	$10.74	0.42	(0.31)	0.11	(0.28)	(0.18)	(0.46)	$10.39	1.02%		$652,993	0.22%	3.93%	(i)	0.42%	2.22%

Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$11.30	(0.02)	(0.26)	(0.28)	–	–	–	$11.02	(2.48%	)	$1,241,301,864	0.42%	(0.28%	)	0.66%	12.15%
Year Ended December 31, 2017	$10.14	0.16	1.62	1.78	(0.18)	(0.44)	(0.62)	$11.30	17.79%		$1,253,131,614	0.42%	1.47%		0.66%	13.79%
Year Ended December 31, 2016	$9.77	0.16	0.45	0.61	(0.24)	–	(0.24)	$10.14	6.21%		$1,050,361,313	0.42%	1.65%		0.66%	9.66%
Year Ended December 31, 2015	$10.39	0.13	(0.64)	(0.51)	(0.11)	–	(0.11)	$9.77	(4.88%	)	$937,913,927	0.42%	1.21%		0.67%	9.41%
Year Ended December 31, 2014	$10.73	0.20	(0.09)	0.11	(0.27)	(0.18)	(0.45)	$10.39	1.01%		$757,377,899	0.42%	1.86%		0.67%	2.22%
Period Ended December 31, 2013 (j)	$10.00	0.28	0.71	0.99	(0.17)	(0.09)	(0.26)	$10.73	9.94%		$228,014,219	0.39%	4.02%		0.69%	0.00

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.
(i)	Ratio has not been annualized.
(j)	For the period from May 1, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of April 30, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Managed Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair

11

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2018, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at closing price on an exchange where such investments are traded. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as

12

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair

13

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Futures Contracts

Financial futures contracts (“futures contracts”) are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. The Fund is subject to equity risk in the normal course of pursuing its objective(s) in two respects. First, the Fund has set a baseline target equity exposure of 60%, which is represented by the Fund’s allocations to underlying equity funds. Second, the Fund enters into stock index futures contracts in order to increase or decrease the baseline equity exposure consistent with NFA’s view of current equity market conditions. Through the use of these futures contracts, the Fund may increase its equity exposure to a maximum of 80% or to a minimum of 0% of the Fund’s assets.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

14

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2018

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(1,456,514)
Total		$(1,456,514)
(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2018

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(16,228,981)
Total	$(16,228,981)

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2018

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$(6,737,883)
Total	$(6,737,883)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the six months ended June 30, 2018:

Futures Contracts:
Average Notional Balance Long	$120,469,625
Average Notional Balance Short	$20,235,270

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2018, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

15

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a ”regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

16

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.22%
$1.5 billion up to $2 billion	0.21%
$2 billion and more	0.20%

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate before expense reimbursements was 0.22%, and after expense reimbursements, stemming from the expense limitation agreement described below, was 0.03%. During the six months ended June 30, 2018, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $29,569.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.07% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2018, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Six Months Ended June 30, 2018 Amount	Total
$1,706,873	$1,915,787	$2,179,174	$1,189,354	$6,991,188

During the six months ended June 30, 2018, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

17

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $153,797 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $2,438.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.05% of these fees for Class II shares of the Fund until at least April 30, 2019. During the six months ended June 30, 2018, the waiver of such distribution fees by NFD amounted to $312,308, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $939,226.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

18

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the six months ended June 30, 2018 were as follows:

Security Description	Shares/ Principal at June 30, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value June 30, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Small Cap Fund, Class R6	2,945,329	35,375,530	859,946	1,488,799	128,173	(532,315)	34,342,535	—	—
NVIT Emerging Markets Fund, Class Y	3,537,301	—	47,628,689	213,107	(2,967)	(3,090,235)	44,322,380	—	—
NVIT Multi-Manager International Growth Fund, Class Y	7,972,168	76,177,662	20,564,307	953,217	(11,889)	(4,336,100)	91,440,763	—	—
NVIT Multi-Manager International Value Fund, Class Y	8,066,395	105,648,605	2,535,709	15,423,107	454,702	(3,840,255)	89,375,654	—	—
NVIT Multi-Manager Large Cap Growth Fund, Class Y	13,274,366	138,814,636	46,137,145	1,826,104	91,449	9,526,669	192,743,795	—	—
NVIT Multi-Manager Large Cap Value Fund, Class Y	17,428,339	176,496,451	15,430,189	2,069,546	(247,819)	(860,368)	188,748,907	—	—
NVIT Multi-Manager Mid Cap Growth Fund, Class Y **	1,356,656	40,634,568	908,837	25,855,475	753,214	1,670,218	18,111,362	—	—
NVIT Multi-Manager Mid Cap Value Fund, Class Y	1,590,367	64,580,048	1,406,447	47,095,901	(1,475,793)	635,869	18,050,670	—	—
NVIT Multi-Manager Small Cap Growth Fund, Class Y **	558,144	23,293,259	529,114	13,626,648	1,322,916	637,746	12,156,387	—	—
NVIT Multi-Manager Small Cap Value Fund, Class Y	770,240	40,564,611	894,156	29,678,459	831,171	(464,794)	12,146,685	—	—
DoubleLine NVIT Total Return Tactical Fund, Class Y	1,821,704	17,288,010	1,047,457	201,455	(2,934)	(114,429)	18,016,649	—	—
Nationwide Bond Fund, Class R6	3,194,836	28,687,865	2,574,873	336,210	(9,124)	(854,000)	30,063,404	442,813	—
NVIT Core Bond Fund, Class Y	13,566,218	141,410,222	6,486,038	1,612,997	(58,683)	(2,287,005)	143,937,575	—	—
NVIT Core Plus Bond Fund, Class Y	16,191,148	176,119,566	8,576,955	2,015,708	(51,908)	(3,716,716)	178,912,189	—	—
NVIT Short Term Bond Fund, Class Y	$10,472,196	105,166,597	3,691,637	1,209,748	(35,454)	145,860	107,758,892	—	—
Total		1,170,257,630	159,271,499	143,606,481	1,685,054	(7,479,855)	1,180,127,847	442,813	—

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
**	Denotes a non-income producing security.

Further information about each affiliated Underlying Fund may be found in such affiliated Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

19

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

5.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

6.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $159,271,499 and sales of $143,606,481 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

20

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018.The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

10.  Federal Tax Information

As of June 30, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,175,181,253	$28,538,064	$(25,047,984)	$3,490,080

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit and Interfund Lending”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

21

Supplemental Information

June 30, 2018 (Unaudited)

NVIT Cardinal Aggressive Fund

NVIT Cardinal Balanced Fund

NVIT Cardinal Capital Appreciation Fund

NVIT Cardinal Conservative Fund

NVIT Cardinal Managed Growth Fund

NVIT Cardinal Managed Growth & Income Fund

NVIT Cardinal Moderate Fund

NVIT Cardinal Moderately Aggressive Fund

NVIT Cardinal Moderately Conservative Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreement, including investment performance, reports with respect portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the Broadridge peer group provided an appropriate comparison.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and

22

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during a telephonic meeting in advance of the March 2018 meeting and during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to the Cardinal Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic, and financial analysis and its asset allocation methodology;

●

The Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance.

As to the Funds other than the NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, the Trustees noted that the Funds had experienced varying levels of relative performance for the three-year period ended August 31, 2017 compared to the funds in their performance universes, the

23

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

least favorable of which were the NVIT Cardinal Moderately Conservative Fund and the NVIT Cardinal Conservative Fund (the “Conservative Funds”). The Trustees considered the Adviser’s statement that, to the extent a Fund had underperformed, it was principally due to differences between a Fund’s asset allocations and those of many of its peer funds. In particular, the Trustees noted the Adviser’s observation that the performance of a number of the Funds, and in particular the Conservative Funds, was adversely affected by an underweight to equities during the period, reflecting a general conservatism in the Funds’ asset allocation approaches, relative to the Funds’ performance universes, and a desire by the Adviser to maintain the Funds’ equity exposures relatively constant across market cycles.

As to the performance of NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, the Trustees considered the Adviser’s statement that each Fund is designed to be offered as an investment option under variable insurance products, and that each Fund’s investment strategy calls for the Adviser to apply an overlay strategy intended to reduce volatility of the Fund under various market conditions. The Trustees considered the Adviser’s statement that the overlay is sensitive to changes in equity values and that the overlay had reduced each Fund’s exposures to equities on a number of occasions during the prior year in response to short-term volatility in the equity markets. The Adviser reported to the Trustees that those reduced exposures to equities at various times during the performance measuring period had detracted from the performance of those Funds and were the principal cause of the Funds’ underperformance relative to other funds that did not use such an overlay. The Trustees considered the Adviser’s statement that the strategy is operating as the Adviser had expected for each Fund.

For each of the Funds, the Trustees considered the Adviser’s statement that it remains confident in each Fund’s asset allocation strategy. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted that the actual advisory fee rate for each Fund, other than for NVIT Cardinal Conservative Fund, ranked at or below the median fee rate of its Broadridge expense group. With respect to NVIT Cardinal Conservative Fund, the Trustees noted the Adviser’s statement that the Fund’s actual advisory fee, although in the fourth comparative quintile, was less than two basis points above the median of its Broadridge expense group.

In addition, the Trustees noted that, for each Fund, the Fund’s total expense ratio (including 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) was below the median of its Broadridge expense group, other than NVIT Cardinal Managed Growth Fund, whose total expense ratio (including 12b-1/non-12b-1 fees) was within one basis point of the median of its Broadridge expense group, and NVIT Cardinal Moderately Aggressive Fund and NVIT Cardinal Managed Growth & Income Fund, whose total expense ratios (including 12b-1/non-12b-1 fees) were less than two basis points above the median of their respective expense groups. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Funds’ expense structures, including their advisory fees, appeared generally to be within the range of a number of other peer funds and not sufficiently high as to be inconsistent with the continuation of the Advisory Agreement.

The Trustees considered whether each of the Funds may benefit from economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that

24

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

the advisory fee rate schedule for each of the Funds is subject to contractual breakpoints reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds, and that the advisory fee rate schedules for the underlying funds in which each Fund invests are subject to contractual advisory fee breakpoints if the assets of those underlying funds increase over certain thresholds.

-         -         -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements.

25

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

26

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

27

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

28

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

29

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

30

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

31

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

32

Semiannual Report

June 30, 2018 (Unaudited)

NVIT CardinalSM Moderate Fund

SAR-CD-MOD 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT CardinalSM Moderate Fund

Asset Allocation†

Equity Funds	59.4%
Fixed Income Funds	40.6%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Multi-Manager Large Cap Value Fund, Class Y	16.1%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	15.9%
NVIT Core Plus Bond Fund, Class Y	15.1%
NVIT Core Bond Fund, Class Y	12.1%
NVIT Short Term Bond Fund, Class Y	9.1%
NVIT Multi-Manager International Growth Fund, Class Y	7.9%
NVIT Multi-Manager International Value Fund, Class Y	7.7%
NVIT Emerging Markets Fund, Class Y	3.8%
Nationwide International Small Cap Fund, Class R6	3.0%
Nationwide Bond Fund, Class R6	2.6%
Other Holdings	6.7%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2018.

3

Shareholder Expense Example	NVIT CardinalSM Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Moderate Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)(b)
Class I Shares	Actual	(c)	1,000.00	994.60	1.38	0.28
	Hypothetical	(c)(d)	1,000.00	1,023.41	1.40	0.28
Class II Shares	Actual	(c)	1,000.00	993.70	1.83	0.37
	Hypothetical	(c)(d)	1,000.00	1,022.96	1.86	0.37

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT CardinalSM Moderate Fund

Investment Companies 100.0%

	Shares	Value

Equity Funds 59.4%
Nationwide International Small Cap Fund, Class R6 (a)	6,736,382	$78,546,218
NVIT Emerging Markets Fund, Class Y (a)	8,090,312	101,371,610
NVIT Multi-Manager International Growth Fund, Class Y (a)	18,233,591	209,139,294
NVIT Multi-Manager International Value Fund, Class Y (a)	18,449,191	204,417,040
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	29,028,116	421,488,251
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	39,418,718	426,904,712
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	3,072,291	41,015,082
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	3,637,407	41,284,571
NVIT Multi-Manager Small Cap Growth Fund, Class Y* (a)	1,276,522	27,802,647
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	1,743,679	27,497,815

Total Equity Funds (cost $1,407,096,905)		1,579,467,240

Fixed Income Funds 40.6%
DoubleLine NVIT Total Return Tactical Fund, Class Y (a)	4,166,552	41,207,198
Nationwide Bond Fund, Class R6 (a)	7,307,283	68,761,537
NVIT Core Bond Fund, Class Y (a)	30,417,619	322,730,939
NVIT Core Plus Bond Fund, Class Y (a)	36,421,142	402,453,624
NVIT Short Term Bond Fund, Class Y (a)	23,615,962	243,008,254

Total Fixed Income Funds (cost $1,113,330,871)		1,078,161,552

Total Investment Companies (cost $2,520,427,776)		2,657,628,792

Total Investments (cost $2,520,427,776) — 100.0%		2,657,628,792

Liabilities in excess of other assets — 0.0%†		(833,182)

NET ASSETS — 100.0%		$2,656,795,610

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT CardinalSM Moderate Fund
Assets:
Investment securities of affiliated issuers, at value (cost $2,520,427,776)	$2,657,628,792
Receivable for investments sold	1,346,957
Receivable for capital shares issued	39,510
Prepaid expenses	14,604

Total Assets	2,659,029,863

Liabilities:
Payable for capital shares redeemed	1,386,467
Accrued expenses and other payables:
Investment advisory fees	206,418
Fund administration fees	54,429
Distribution fees	196,545
Administrative servicing fees	334,543
Accounting and transfer agent fees	307
Trustee fees	1,495
Custodian fees	17,835
Compliance program costs (Note 3)	2,571
Professional fees	13,660
Printing fees	10,731
Other	9,252

Total Liabilities	2,234,253

Net Assets	$2,656,795,610

Represented by:
Capital	$2,333,541,983
Accumulated undistributed net investment income	7,356,397
Accumulated net realized gains from investment securities of affiliated issuers	178,696,214
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	137,201,016

Net Assets	$2,656,795,610

Net Assets:
Class I Shares	$43,361,286
Class II Shares	2,613,434,324

Total	$2,656,795,610

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	3,940,106
Class II Shares	238,023,146

Total	241,963,252

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.01
Class II Shares	$10.98

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT CardinalSM Moderate Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$1,058,875

Total Income	1,058,875

EXPENSES:
Investment advisory fees	2,637,460
Fund administration fees	312,065
Distribution fees Class II Shares	3,367,505
Administrative servicing fees Class I Shares	32,729
Administrative servicing fees Class II Shares	2,020,513
Professional fees	65,849
Printing fees	12,197
Trustee fees	42,478
Custodian fees	53,011
Accounting and transfer agent fees	872
Compliance program costs (Note 3)	5,369
Other	24,991

Total expenses before earnings credit and fees waived	8,575,039

Earnings credit (Note 5)	(1)
Distribution fees waived — Class II (Note 3)	(2,155,227)
Investment advisory fees waived (Note 3)	(1,368,811)

Net Expenses	5,051,000

NET INVESTMENT LOSS	(3,992,125)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities of affiliated issuers	54,674,001
Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(65,852,205)

Net realized/unrealized losses	(11,178,204)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(15,170,329)

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	NVIT CardinalSM Moderate Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income/(loss)	$(3,992,125)	$41,994,025
Net realized gains	54,674,001	134,521,199
Net change in unrealized appreciation/depreciation	(65,852,205)	186,947,842

Change in net assets resulting from operations	(15,170,329)	363,463,066

Distributions to Shareholders From:
Net investment income:
Class I	–	(783,781)
Class II	–	(47,881,758)
Net realized gains:
Class I	–	(2,468,483)
Class II	–	(165,646,398)

Change in net assets from shareholder distributions	–	(216,780,420)

Change in net assets from capital transactions	(152,894,848)	(59,546,826)

Change in net assets	(168,065,177)	87,135,820

Net Assets:
Beginning of period	2,824,860,787	2,737,724,967

End of period	$2,656,795,610	$2,824,860,787

Accumulated undistributed net investment income/(loss) at end of period	$7,356,397	$11,348,522

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,658,434	$6,779,449
Dividends reinvested	–	3,252,264
Cost of shares redeemed	(1,622,252)	(4,218,810)

Total Class I Shares	36,182	5,812,903

Class II Shares
Proceeds from shares issued	2,203,098	5,848,376
Dividends reinvested	–	213,528,156
Cost of shares redeemed	(155,134,128)	(284,736,261)

Total Class II Shares	(152,931,030)	(65,359,729)

Change in net assets from capital transactions	$(152,894,848)	$(59,546,826)

8

Statements of Changes in Net Assets (Continued)

	NVIT CardinalSM Moderate Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	148,974	614,688
Reinvested	–	300,749
Redeemed	(146,226)	(383,111)

Total Class I Shares	2,748	532,326

Class II Shares
Issued	197,962	536,694
Reinvested	–	19,789,366
Redeemed	(13,987,919)	(25,900,301)

Total Class II Shares	(13,789,957)	(5,574,241)

Total change in shares	(13,787,209)	(5,041,915)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

9

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Moderate Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)(e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Six Months Ended June 30, 2018 (Unaudited)	$11.07	(0.01)	(0.05)	(0.06)	–	–	–	$11.01	(0.54%	)(h)	$43,361,286	0.28%	(0.20%	)	0.38%	10.61%
Year Ended December 31, 2017	$10.52	0.19	1.25	1.44	(0.20)	(0.69)	(0.89)	$11.07	14.05%		$43,569,268	0.28%	1.71%		0.38%	14.62%
Year Ended December 31, 2016	$10.87	0.21	0.51	0.72	(0.30)	(0.77)	(1.07)	$10.52	6.82%		$35,809,058	0.28%	1.93%		0.35%	9.38%
Year Ended December 31, 2015	$12.03	0.15	(0.27)	(0.12)	(0.35)	(0.69)	(1.04)	$10.87	(0.98%	)	$32,950,305	0.28%	1.25%		0.28%	14.69%
Year Ended December 31, 2014	$12.07	0.19	0.38	0.57	(0.31)	(0.30)	(0.61)	$12.03	4.66%		$33,626,104	0.28%	1.59%		0.28%	6.14%
Year Ended December 31, 2013	$10.65	0.16	1.73	1.89	(0.19)	(0.28)	(0.47)	$12.07	17.98%		$29,785,972	0.28%	1.41%		0.28%	4.60%

Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$11.05	(0.02)	(0.05)	(0.07)	–	–	–	$10.98	(0.63%	)	$2,613,434,324	0.37%	(0.29%	)	0.63%	10.61%
Year Ended December 31, 2017	$10.50	0.17	1.26	1.43	(0.19)	(0.69)	(0.88)	$11.05	13.97%		$2,781,291,519	0.37%	1.51%		0.63%	14.62%
Year Ended December 31, 2016	$10.85	0.19	0.52	0.71	(0.29)	(0.77)	(1.06)	$10.50	6.74%		$2,701,915,909	0.37%	1.75%		0.60%	9.38%
Year Ended December 31, 2015	$12.01	0.14	(0.27)	(0.13)	(0.34)	(0.69)	(1.03)	$10.85	(1.07%	)	$2,756,006,779	0.37%	1.15%		0.53%	14.69%
Year Ended December 31, 2014	$12.05	0.17	0.38	0.55	(0.29)	(0.30)	(0.59)	$12.01	4.57%		$2,953,429,683	0.37%	1.43%		0.53%	6.14%
Year Ended December 31, 2013	$10.64	0.15	1.72	1.87	(0.18)	(0.28)	(0.46)	$12.05	17.80%		$2,932,675,407	0.37%	1.32%		0.53%	4.60%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30. 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Moderate Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in

11

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At June 30. 2018, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30. 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at closing price on an exchange where such investments are traded. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates,

12

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last

13

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

14

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

The Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2019. During the six months ended June 30, 2018, the waiver of such investment advisory fees by NFA amounted to $1,368,811, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate before contractual fee waivers was 0.19%, and after contractual fee waivers was 0.09%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

15

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $312,065 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $5,369.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2019. During the six months ended June 30. 2018, the waiver of such distribution fees by NFD amounted to $2,155,227, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30. 2018, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $2,053,242.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a

16

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the six months ended June 30, 2018 were as follows:

Security Description	Shares/ Principal at June 30, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value June 30, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Small Cap Fund, Class R6	6,736,382	86,546,698	—	7,258,655	1,050,547	(1,792,372)	78,546,218	—	—
NVIT Emerging Markets Fund, Class Y	8,090,312	—	108,445,754	—	—	(7,074,144)	101,371,610	—	—
NVIT Multi-Manager International Growth Fund, Class Y	18,233,591	184,619,696	40,998,050	6,683,338	1,427,081	(11,222,195)	209,139,294	—	—
NVIT Multi-Manager International Value Fund, Class Y	18,449,191	256,103,877	—	44,330,814	9,656,987	(17,013,010)	204,417,040	—	—
NVIT Multi-Manager Large Cap Growth Fund, Class Y	29,028,116	337,676,035	104,930,917	44,540,109	15,529,727	7,891,681	421,488,251	—	—
NVIT Multi-Manager Large Cap Value Fund, Class Y	39,418,718	423,966,720	25,652,635	20,516,911	3,062,863	(5,260,595)	426,904,712	—	—
NVIT Multi-Manager Mid Cap Growth Fund, Class Y **	3,072,291	99,986,131	—	64,889,734	6,581,661	(662,976)	41,015,082	—	—
NVIT Multi-Manager Mid Cap Value Fund, Class Y	3,637,407	156,518,638	—	113,184,945	3,966,640	(6,015,762)	41,284,571	—	—
NVIT Multi-Manager Small Cap Growth Fund, Class Y **	1,276,522	57,720,443	—	34,519,782	4,745,085	(143,099)	27,802,647	—	—
NVIT Multi-Manager Small Cap Value Fund, Class Y	1,743,679	99,941,644	—	73,246,451	9,741,627	(8,939,005)	27,497,815	—	—
DoubleLine NVIT Total Return Tactical Fund, Class Y	4,166,552	42,128,870	361,371	983,124	(17,041)	(282,878)	41,207,198	—	—
Nationwide Bond Fund, Class R6	7,307,283	70,491,394	1,664,382	1,280,626	(34,085)	(2,079,528)	68,761,537	1,058,875	—
NVIT Core Bond Fund, Class Y	30,417,619	336,738,062	2,995,750	11,396,370	(331,199)	(5,275,304)	322,730,939	—	—
NVIT Core Plus Bond Fund, Class Y	36,421,142	421,437,291	4,802,934	14,877,892	(399,948)	(8,508,761)	402,453,624	—	—
NVIT Short Term Bond Fund, Class Y	23,615,962	251,878,130	2,172,023	11,261,698	(305,944)	525,743	243,008,254	—	—
Total		2,825,753,629	292,023,816	448,970,449	54,674,001	(65,852,205)	2,657,628,792	1,058,875	—

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
**	Denotes a non-income producing security.

17

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Further information about each affiliated Underlying Fund may be found in such affiliated Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

6.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $292,023,816 and sales of $448,970,449 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current

18

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30. 2018.

10.  Federal Tax Information

As of June 30. 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,521,657,495	$178,449,087	$(42,477,790)	$135,971,297

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under ”Line of Credit, Interfund Lending and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

19

Supplemental Information

June 30, 2018 (Unaudited)

NVIT Cardinal Aggressive Fund

NVIT Cardinal Balanced Fund

NVIT Cardinal Capital Appreciation Fund

NVIT Cardinal Conservative Fund

NVIT Cardinal Managed Growth Fund

NVIT Cardinal Managed Growth & Income Fund

NVIT Cardinal Moderate Fund

NVIT Cardinal Moderately Aggressive Fund

NVIT Cardinal Moderately Conservative Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreement, including investment performance, reports with respect portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the Broadridge peer group provided an appropriate comparison.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and

20

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during a telephonic meeting in advance of the March 2018 meeting and during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to the Cardinal Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic, and financial analysis and its asset allocation methodology;

●

The Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance.

As to the Funds other than the NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, the Trustees noted that the Funds had experienced varying levels of relative performance for the three-year period ended August 31, 2017 compared to the funds in their performance universes, the

21

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

least favorable of which were the NVIT Cardinal Moderately Conservative Fund and the NVIT Cardinal Conservative Fund (the “Conservative Funds”). The Trustees considered the Adviser’s statement that, to the extent a Fund had underperformed, it was principally due to differences between a Fund’s asset allocations and those of many of its peer funds. In particular, the Trustees noted the Adviser’s observation that the performance of a number of the Funds, and in particular the Conservative Funds, was adversely affected by an underweight to equities during the period, reflecting a general conservatism in the Funds’ asset allocation approaches, relative to the Funds’ performance universes, and a desire by the Adviser to maintain the Funds’ equity exposures relatively constant across market cycles.

As to the performance of NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, the Trustees considered the Adviser’s statement that each Fund is designed to be offered as an investment option under variable insurance products, and that each Fund’s investment strategy calls for the Adviser to apply an overlay strategy intended to reduce volatility of the Fund under various market conditions. The Trustees considered the Adviser’s statement that the overlay is sensitive to changes in equity values and that the overlay had reduced each Fund’s exposures to equities on a number of occasions during the prior year in response to short-term volatility in the equity markets. The Adviser reported to the Trustees that those reduced exposures to equities at various times during the performance measuring period had detracted from the performance of those Funds and were the principal cause of the Funds’ underperformance relative to other funds that did not use such an overlay. The Trustees considered the Adviser’s statement that the strategy is operating as the Adviser had expected for each Fund.

For each of the Funds, the Trustees considered the Adviser’s statement that it remains confident in each Fund’s asset allocation strategy. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted that the actual advisory fee rate for each Fund, other than for NVIT Cardinal Conservative Fund, ranked at or below the median fee rate of its Broadridge expense group. With respect to NVIT Cardinal Conservative Fund, the Trustees noted the Adviser’s statement that the Fund’s actual advisory fee, although in the fourth comparative quintile, was less than two basis points above the median of its Broadridge expense group.

In addition, the Trustees noted that, for each Fund, the Fund’s total expense ratio (including 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) was below the median of its Broadridge expense group, other than NVIT Cardinal Managed Growth Fund, whose total expense ratio (including 12b-1/non-12b-1 fees) was within one basis point of the median of its Broadridge expense group, and NVIT Cardinal Moderately Aggressive Fund and NVIT Cardinal Managed Growth & Income Fund, whose total expense ratios (including 12b-1/non-12b-1 fees) were less than two basis points above the median of their respective expense groups. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Funds’ expense structures, including their advisory fees, appeared generally to be within the range of a number of other peer funds and not sufficiently high as to be inconsistent with the continuation of the Advisory Agreement.

The Trustees considered whether each of the Funds may benefit from economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that

22

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

the advisory fee rate schedule for each of the Funds is subject to contractual breakpoints reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds, and that the advisory fee rate schedules for the underlying funds in which each Fund invests are subject to contractual advisory fee breakpoints if the assets of those underlying funds increase over certain thresholds.

-         -         -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements.

23

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

24

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

25

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

26

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

27

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

28

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

29

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

30

Semiannual Report

June 30, 2018 (Unaudited)

NVIT CardinalSM Moderately Aggressive Fund

SAR-CD-MAG 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT CardinalSM Moderately Aggressive Fund

Asset Allocation†

Equity Funds	79.6%
Fixed Income Funds	20.4%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Multi-Manager Large Cap Value Fund, Class Y	21.6%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	21.4%
NVIT Multi-Manager International Growth Fund, Class Y	10.9%
NVIT Multi-Manager International Value Fund, Class Y	10.6%
NVIT Core Plus Bond Fund, Class Y	10.2%
NVIT Core Bond Fund, Class Y	8.2%
Nationwide International Small Cap Fund, Class R6	4.9%
NVIT Emerging Markets Fund, Class Y	3.8%
Nationwide Bond Fund, Class R6	2.1%
NVIT Multi-Manager Small Cap Growth Fund, Class Y	1.6%
Other Holdings	4.7%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2018.

3

Shareholder Expense Example	NVIT CardinalSM Moderately Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for

Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Moderately Aggressive Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)(b)
Class I Shares	Actual	(c)	1,000.00	996.90	1.49	0.30
	Hypothetical	(c)(d)	1,000.00	1,023.31	1.51	0.30
Class II Shares	Actual	(c)	1,000.00	996.90	1.93	0.39
	Hypothetical	(c)(d)	1,000.00	1,022.86	1.96	0.39

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT CardinalSM Moderately Aggressive Fund

Investment Companies 100.0%

	Shares	Value

Equity Funds 79.6%
Nationwide International Small Cap Fund, Class R6 (a)	1,829,546	$21,332,511
NVIT Emerging Markets Fund, Class Y (a)	1,318,358	16,519,020
NVIT Multi-Manager International Growth Fund, Class Y (a)	4,085,478	46,860,431
NVIT Multi-Manager International Value Fund, Class Y (a)	4,136,821	45,835,972
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	6,357,461	92,310,332
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	8,627,498	93,435,806
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	505,620	6,750,028
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	592,734	6,727,531
NVIT Multi-Manager Small Cap Growth Fund, Class Y* (a)	312,024	6,795,874
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	428,377	6,755,503

Total Equity Funds (cost $309,320,959)		343,323,008

Fixed Income Funds 20.4%
Nationwide Bond Fund, Class R6 (a)	952,586	8,963,833
NVIT Core Bond Fund, Class Y (a)	3,318,564	35,209,964
NVIT Core Plus Bond Fund, Class Y (a)	3,966,844	43,833,622

Total Fixed Income Funds (cost $91,287,481)		88,007,419

Total Investment Companies (cost $400,608,440)		431,330,427

Total Investments (cost $400,608,440) — 100.0%		431,330,427

Liabilities in excess of other assets — 0.0%†		(152,432)

NET ASSETS — 100.0%		$431,177,995

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT CardinalSM Moderately Aggressive Fund
Assets:
Investment securities of affiliated issuers, at value (cost $400,608,440)	$431,330,427
Receivable for investments sold	185,614
Receivable for capital shares issued	3,423
Reimbursement from investment adviser (Note 3)	837
Prepaid expenses	2,375

Total Assets	431,522,676

Liabilities:
Payable for capital shares redeemed	189,037
Accrued expenses and other payables:
Investment advisory fees	36,174
Fund administration fees	14,556
Distribution fees	27,444
Administrative servicing fees	54,365
Accounting and transfer agent fees	83
Trustee fees	216
Custodian fees	2,606
Compliance program costs (Note 3)	415
Professional fees	8,347
Printing fees	5,900
Other	5,538

Total Liabilities	344,681

Net Assets	$431,177,995

Represented by:
Capital	$363,784,610
Accumulated undistributed net investment income	2,113,053
Accumulated net realized gains from investment securities of affiliated issuers	34,558,345
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	30,721,987

Net Assets	$431,177,995

Net Assets:
Class I Shares	$67,394,838
Class II Shares	363,783,157

Total	$431,177,995

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	6,880,785
Class II Shares	37,200,971

Total	44,081,756

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.79
Class II Shares	$9.78

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT CardinalSM Moderately Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$133,598

Total Income	133,598

EXPENSES:
Investment advisory fees	444,806
Fund administration fees	67,607
Distribution fees Class II Shares	471,662
Administrative servicing fees Class I Shares	50,604
Administrative servicing fees Class II Shares	282,999
Professional fees	16,700
Printing fees	6,829
Trustee fees	6,873
Custodian fees	8,456
Accounting and transfer agent fees	253
Compliance program costs (Note 3)	870
Other	5,256

Total expenses before fees waived and expenses reimbursed	1,362,915

Distribution fees waived — Class II (Note 3)	(301,867)
Investment advisory fees waived (Note 3)	(222,399)
Expenses reimbursed by adviser (Note 3)	(1,811)

Net Expenses	836,838

NET INVESTMENT LOSS	(703,240)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities of affiliated issuers	11,259,676
Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(11,739,559)

Net realized/unrealized losses	(479,883)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,183,123)

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	NVIT CardinalSM Moderately Aggressive Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income/(loss)	$(703,240)	$5,547,128
Net realized gains	11,259,676	26,418,737
Net change in unrealized appreciation/depreciation	(11,739,559)	41,315,280

Change in net assets resulting from operations	(1,183,123)	73,281,145

Distributions to Shareholders From:
Net investment income:
Class I	–	(1,001,219)
Class II	–	(5,556,445)
Net realized gains:
Class I	–	(4,762,449)
Class II	–	(29,410,458)

Change in net assets from shareholder distributions	–	(40,730,571)

Change in net assets from capital transactions	(22,955,924)	(4,663,075)

Change in net assets	(24,139,047)	27,887,499

Net Assets:
Beginning of period	455,317,042	427,429,543

End of period	$431,177,995	$455,317,042

Accumulated undistributed net investment income at end of period	$2,113,053	$2,816,293

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,578,608	$7,984,810
Dividends reinvested	–	5,763,668
Cost of shares redeemed	(2,868,191)	(5,283,867)

Total Class I Shares	710,417	8,464,611

Class II Shares
Proceeds from shares issued	3,532,945	9,288,488
Dividends reinvested	–	34,966,903
Cost of shares redeemed	(27,199,286)	(57,383,077)

Total Class II Shares	(23,666,341)	(13,127,686)

Change in net assets from capital transactions	$(22,955,924)	$(4,663,075)

8

Statements of Changes in Net Assets (Continued)

	NVIT CardinalSM Moderately Aggressive Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	361,106	822,409
Reinvested	–	609,726
Redeemed	(290,791)	(541,923)

Total Class I Shares	70,315	890,212

Class II Shares
Issued	356,361	959,407
Reinvested	–	3,708,361
Redeemed	(2,754,053)	(5,909,988)

Total Class II Shares	(2,397,692)	(1,242,220)

Total change in shares	(2,327,377)	(352,008)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

9

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Moderately Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)(f)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)(e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)(g)	Portfolio Turnover (b)(h)
Class I Shares
Six Months Ended June 30, 2018 (Unaudited)	$9.82	(0.01)	(0.02)	(0.03)	—	—	—	$9.79	(0.31%	)	$67,394,838	0.30%	(0.24%	)	0.40%	15.27%
Year Ended December 31, 2017	$9.15	0.14	1.47	1.61	(0.15)	(0.79)	(0.94)	$9.82	18.16%		$66,883,089	0.30%	1.43%		0.40%	16.62%
Year Ended December 31, 2016	$9.53	0.17	0.52	0.69	(0.25)	(0.82)	(1.07)	$9.15	7.69%		$54,164,767	0.30%	1.77%		0.37%	11.44%
Year Ended December 31, 2015	$11.12	0.11	(0.28)	(0.17)	(0.34)	(1.08)	(1.42)	$9.53	(1.43%	)	$46,956,263	0.30%	0.99%		0.30%	14.83%
Year Ended December 31, 2014	$11.88	0.18	0.38	0.56	(0.30)	(1.02)	(1.32)	$11.12	4.66%		$47,662,660	0.30%	1.52%		0.30%	16.21%
Year Ended December 31, 2013	$10.13	0.14	2.29	2.43	(0.18)	(0.50)	(0.68)	$11.88	24.35%		$45,578,125	0.30%	1.28%		0.30%	13.47%

Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$9.81	(0.02)	(0.01)	(0.03)	–	–	–	$9.78	(0.31%	)	$363,783,157	0.39%	(0.33%	)	0.65%	15.27%
Year Ended December 31, 2017	$9.14	0.12	1.48	1.60	(0.14)	(0.79)	(0.93)	$9.81	18.07%		$388,433,953	0.39%	1.23%		0.65%	16.62%
Year Ended December 31, 2016	$9.52	0.15	0.53	0.68	(0.24)	(0.82)	(1.06)	$9.14	7.59%		$373,264,776	0.39%	1.55%		0.62%	11.44%
Year Ended December 31, 2015	$11.11	0.10	(0.28)	(0.18)	(0.33)	(1.08)	(1.41)	$9.52	(1.51%	)	$391,184,141	0.39%	0.91%		0.55%	14.83%
Year Ended December 31, 2014	$11.87	0.16	0.38	0.54	(0.28)	(1.02)	(1.30)	$11.11	4.56%		$410,951,999	0.39%	1.37%		0.55%	16.21%
Year Ended December 31, 2013	$10.12	0.12	2.30	2.42	(0.17)	(0.50)	(0.67)	$11.87	24.28%		$429,925,332	0.39%	1.11%		0.55%	13.47%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Expense ratios include expenses reimbursed to the Advisor.
(g)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(h)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Moderately Aggressive Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair

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Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2018, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at closing price on an exchange where such investments are traded. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as

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Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-US securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair

13

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

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Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

The Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2019. During the six months ended June 30, 2018, the waiver of such investment advisory fees by NFA amounted to $222,399, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate before contractual fee waivers and expense reimbursements was 0.20%, after contractual fee waivers was 0.10%, and after contractual fee waivers and expense reimbursements, stemming from the expense limitation agreement described below, was 0.10%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

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Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

As of June 30, 2018, the cumulative potential reimbursements for the Fund, listed by the period in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Six Months Ended June 30, 2018 Amount	Total
N/A	$8,348	N/A	$1,811	$10,159

N/A — Not Applicable

During the six months ended June 30, 2018, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement..

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $67,607 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $870.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2019. During the six months ended June 30, 2018, the waiver of such distribution fees by NFD amounted to $301,867, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include,

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Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $333,603.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the six months ended June 30, 2018 were as follows:

Security Description	Shares/ Principal at June 30, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value June 30, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Small Cap Fund, Class R6	1,829,546	23,323,632	44,306	1,829,696	265,141	(470,872)	21,332,511	—	—
NVIT Emerging Markets Fund, Class Y	1,318,358	—	17,672,500	—	—	(1,153,480)	16,519,020	—	—
NVIT Multi-Manager International Growth Fund, Class Y	4,085,478	45,636,361	5,071,332	1,595,501	353,954	(2,605,715)	46,860,431	—	—
NVIT Multi-Manager International Value Fund, Class Y	4,136,821	53,037,489	195,525	5,630,016	1,421,473	(3,188,499)	45,835,972	—	—
NVIT Multi-Manager Large Cap Growth Fund, Class Y	6,357,461	70,201,733	25,870,051	8,719,702	2,906,106	2,052,144	92,310,332	—	—
NVIT Multi-Manager Large Cap Value Fund, Class Y	8,627,498	82,082,242	15,117,322	3,260,379	552,521	(1,055,900)	93,435,806	—	—
NVIT Multi-Manager Mid Cap Growth Fund, Class Y **	505,620	25,276,146	—	19,939,889	2,240,932	(827,161)	6,750,028	—	—
NVIT Multi-Manager Mid Cap Value Fund, Class Y	592,734	32,266,254	36,753	25,116,201	785,340	(1,244,615)	6,727,531	—	—
NVIT Multi-Manager Small Cap Growth Fund, Class Y **	312,024	13,970,747	—	8,289,011	720,565	393,573	6,795,874	—	—
NVIT Multi-Manager Small Cap Value Fund, Class Y	428,377	20,749,861	—	14,179,960	2,193,825	(2,008,223)	6,755,503	—	—
Nationwide Bond Fund, Class R6	952,586	8,762,734	463,509	—	—	(262,410)	8,963,833	133,598
NVIT Core Bond Fund, Class Y	3,318,564	35,553,341	1,355,650	1,106,484	(28,186)	(564,357)	35,209,964	—	—
NVIT Core Plus Bond Fund, Class Y	3,966,844	44,623,867	2,311,146	2,145,352	(151,995)	(804,044)	43,833,622	—	—
Total		455,484,407	68,138,094	91,812,191	11,259,676	(11,739,559)	431,330,427	133,598	—

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Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
**	Denotes a non-income producing security.

Further information about each affiliated Underlying Fund may be found in such affiliated Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (”SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

6.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $68,138,094 and sales of $91,812,191 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion

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Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

10.  Federal Tax Information

As of June 30, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$401,391,412	$34,460,242	$(4,521,227)	$29,939,015

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Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under ”Line of Credit and Interfund Lending”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

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Supplemental Information

June 30, 2018 (Unaudited)

NVIT Cardinal Aggressive Fund

NVIT Cardinal Balanced Fund

NVIT Cardinal Capital Appreciation Fund

NVIT Cardinal Conservative Fund

NVIT Cardinal Managed Growth Fund

NVIT Cardinal Managed Growth & Income Fund

NVIT Cardinal Moderate Fund

NVIT Cardinal Moderately Aggressive Fund

NVIT Cardinal Moderately Conservative Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreement, including investment performance, reports with respect portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the Broadridge peer group provided an appropriate comparison.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and

21

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during a telephonic meeting in advance of the March 2018 meeting and during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to the Cardinal Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic, and financial analysis and its asset allocation methodology;

●

The Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance.

As to the Funds other than the NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, the Trustees noted that the Funds had experienced varying levels of relative performance for the three-year period ended August 31, 2017 compared to the funds in their performance universes, the

22

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

least favorable of which were the NVIT Cardinal Moderately Conservative Fund and the NVIT Cardinal Conservative Fund (the “Conservative Funds”). The Trustees considered the Adviser’s statement that, to the extent a Fund had underperformed, it was principally due to differences between a Fund’s asset allocations and those of many of its peer funds. In particular, the Trustees noted the Adviser’s observation that the performance of a number of the Funds, and in particular the Conservative Funds, was adversely affected by an underweight to equities during the period, reflecting a general conservatism in the Funds’ asset allocation approaches, relative to the Funds’ performance universes, and a desire by the Adviser to maintain the Funds’ equity exposures relatively constant across market cycles.

As to the performance of NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, the Trustees considered the Adviser’s statement that each Fund is designed to be offered as an investment option under variable insurance products, and that each Fund’s investment strategy calls for the Adviser to apply an overlay strategy intended to reduce volatility of the Fund under various market conditions. The Trustees considered the Adviser’s statement that the overlay is sensitive to changes in equity values and that the overlay had reduced each Fund’s exposures to equities on a number of occasions during the prior year in response to short-term volatility in the equity markets. The Adviser reported to the Trustees that those reduced exposures to equities at various times during the performance measuring period had detracted from the performance of those Funds and were the principal cause of the Funds’ underperformance relative to other funds that did not use such an overlay. The Trustees considered the Adviser’s statement that the strategy is operating as the Adviser had expected for each Fund.

For each of the Funds, the Trustees considered the Adviser’s statement that it remains confident in each Fund’s asset allocation strategy. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted that the actual advisory fee rate for each Fund, other than for NVIT Cardinal Conservative Fund, ranked at or below the median fee rate of its Broadridge expense group. With respect to NVIT Cardinal Conservative Fund, the Trustees noted the Adviser’s statement that the Fund’s actual advisory fee, although in the fourth comparative quintile, was less than two basis points above the median of its Broadridge expense group.

In addition, the Trustees noted that, for each Fund, the Fund’s total expense ratio (including 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) was below the median of its Broadridge expense group, other than NVIT Cardinal Managed Growth Fund, whose total expense ratio (including 12b-1/non-12b-1 fees) was within one basis point of the median of its Broadridge expense group, and NVIT Cardinal Moderately Aggressive Fund and NVIT Cardinal Managed Growth & Income Fund, whose total expense ratios (including 12b-1/non-12b-1 fees) were less than two basis points above the median of their respective expense groups. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Funds’ expense structures, including their advisory fees, appeared generally to be within the range of a number of other peer funds and not sufficiently high as to be inconsistent with the continuation of the Advisory Agreement.

The Trustees considered whether each of the Funds may benefit from economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that

23

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

the advisory fee rate schedule for each of the Funds is subject to contractual breakpoints reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds, and that the advisory fee rate schedules for the underlying funds in which each Fund invests are subject to contractual advisory fee breakpoints if the assets of those underlying funds increase over certain thresholds.

-         -         -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements.

24

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

25

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

26

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

27

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

28

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

29

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

30

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

31

Semiannual Report

June 30, 2018 (Unaudited)

NVIT CardinalSM Moderately Conservative Fund

SAR-CD-MCON 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT CardinalSM Moderately Conservative Fund

Asset Allocation†

Fixed Income Funds	60.6%
Equity Funds	39.4%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Short Term Bond Fund, Class Y	19.1%
NVIT Core Plus Bond Fund, Class Y	18.1%
NVIT Core Bond Fund, Class Y	15.1%
NVIT Multi-Manager Large Cap Value Fund, Class Y	11.5%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	11.3%
NVIT Multi-Manager International Growth Fund, Class Y	5.9%
NVIT Multi-Manager International Value Fund, Class Y	5.8%
Nationwide Bond Fund, Class R6	4.1%
Nationwide Inflation-Protected Securities Fund, Class R6	2.1%
DoubleLine NVIT Total Return Tactical Fund, Class Y	2.1%
Other Holdings	4.9%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2018.

3

Shareholder Expense Example	NVIT CardinalSM Moderately Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Moderately Conservative Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a),(b)
Class I Shares	Actual	(c)	1,000.00	991.70	1.43	0.29
	Hypothetical	(c)(d)	1,000.00	1,023.36	1.45	0.29
Class II Shares	Actual	(c)	1,000.00	992.60	1.88	0.38
	Hypothetical	(c)(d)	1,000.00	1,022.91	1.91	0.38

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT CardinalSM Moderately Conservative Fund

Investment Companies 100.0%

	Shares	Value

Equity Funds 39.4%
Nationwide International Small Cap Fund, Class R6 (a)	1,003,911	$11,705,599
NVIT Emerging Markets Fund, Class Y (a)	904,263	11,330,419
NVIT Multi-Manager International Growth Fund, Class Y (a)	4,075,978	46,751,469
NVIT Multi-Manager International Value Fund, Class Y (a)	4,152,271	46,007,164
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	6,227,148	90,418,196
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	8,457,716	91,597,059
NVIT Multi-Manager Mid Cap Growth Fund, Class Y * (a)	308,272	4,115,426
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	361,384	4,101,709
NVIT Multi-Manager Small Cap Growth Fund, Class Y * (a)	190,238	4,143,378
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	260,466	4,107,556

Total Equity Funds (cost $287,804,399)		314,277,975

Fixed Income Funds 60.6%
DoubleLine NVIT Total Return Tactical Fund, Class Y (a)	1,655,823	16,376,089
Nationwide Bond Fund, Class R6 (a)	3,475,136	32,701,032
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	1,690,172	16,462,278
NVIT Core Bond Fund, Class Y (a)	11,394,649	120,897,231
NVIT Core Plus Bond Fund, Class Y (a)	13,108,266	144,846,342
NVIT Short Term Bond Fund, Class Y (a)	14,852,224	152,829,380

Total Fixed Income Funds (cost $499,348,615)		484,112,352

Total Investment Companies (cost $787,153,014)		798,390,327

Total Investments (cost $787,153,014) — 100.0%		798,390,327

Liabilities in excess of other assets — 0.0%†		(271,390)

NET ASSETS — 100.0%		$798,118,937

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT CardinalSM Moderately Conservative Fund
Assets:
Investment securities of affiliated issuers, at value (cost $787,153,014)	$798,390,327
Receivable for investments sold	248,024
Receivable for capital shares issued	315
Prepaid expenses	4,359

Total Assets	798,643,025

Liabilities:
Payable for capital shares redeemed	248,340
Accrued expenses and other payables:
Investment advisory fees	66,290
Fund administration fees	20,948
Distribution fees	59,082
Administrative servicing fees	99,995
Accounting and transfer agent fees	124
Trustee fees	455
Custodian fees	5,660
Compliance program costs (Note 3)	772
Professional fees	9,394
Printing fees	6,838
Other	6,190

Total Liabilities	524,088

Net Assets	$798,118,937

Represented by:
Capital	$742,311,238
Accumulated undistributed net investment income	1,562,520
Accumulated net realized gains from investment securities of affiliated issuers	43,007,866
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	11,237,313

Net Assets	$798,118,937

Net Assets:
Class I Shares	$7,514,783
Class II Shares	790,604,154

Total	$798,118,937

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	695,500
Class II Shares	73,225,180

Total	73,920,680

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.80
Class II Shares	$10.80

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT CardinalSM Moderately Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$606,072

Total Income	606,072

EXPENSES:
Investment advisory fees	816,277
Fund administration fees	107,003
Distribution fees Class II Shares	1,010,837
Administrative servicing fees Class I Shares	5,699
Administrative servicing fees Class II Shares	606,505
Professional fees	24,721
Printing fees	8,104
Trustee fees	12,706
Custodian fees	16,012
Accounting and transfer agent fees	357
Compliance program costs (Note 3)	1,602
Other	8,837

Total expenses before fees waived	2,618,660

Distribution fees waived — Class II (Note 3)	(646,943)
Investment advisory fees waived (Note 3)	(408,131)

Net Expenses	1,563,586

NET INVESTMENT LOSS	(957,514)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities of affiliated issuers	11,654,323
Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(17,194,712)

Net realized/unrealized losses	(5,540,389)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,497,903)

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	NVIT CardinalSM Moderately Conservative Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income/(loss)	$(957,514)	$14,315,475
Net realized gains	11,654,323	33,817,241
Net change in unrealized appreciation/depreciation	(17,194,712)	31,658,517

Change in net assets resulting from operations	(6,497,903)	79,791,233

Distributions to Shareholders From:
Net investment income:
Class I	–	(166,147)
Class II	–	(15,755,826)
Net realized gains:
Class I	–	(346,112)
Class II	–	(33,912,760)

Change in net assets from shareholder distributions	–	(50,180,845)

Change in net assets from capital transactions	(37,992,913)	(28,800,209)

Change in net assets	(44,490,816)	810,179

Net Assets:
Beginning of period	842,609,753	841,799,574

End of period	$798,118,937	$842,609,753

Accumulated undistributed net investment income at end of period	$1,562,520	$2,520,034

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$900,084	$3,308,513
Dividends reinvested	–	512,259
Cost of shares redeemed	(1,735,116)	(3,544,306)

Total Class I Shares	(835,032)	276,466

Class II Shares
Proceeds from shares issued	5,079,428	9,451,996
Dividends reinvested	–	49,668,586
Cost of shares redeemed	(42,237,309)	(88,197,257)

Total Class II Shares	(37,157,881)	(29,076,675)

Change in net assets from capital transactions	$(37,992,913)	$(28,800,209)

SHARE TRANSACTIONS:
Class I Shares
Issued	82,692	304,189
Reinvested	–	47,508
Redeemed	(158,818)	(324,837)

Total Class I Shares	(76,126)	26,860

Class II Shares
Issued	466,393	868,423
Reinvested	–	4,610,937
Redeemed	(3,890,929)	(8,098,105)

Total Class II Shares	(3,424,536)	(2,618,745)

Total change in shares	(3,500,662)	(2,591,885)

Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

8

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Moderately Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)(f)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)(e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)(g)	Portfolio Turnover (b)(h)
Class I Shares
Six Months Ended June 30, 2018 (Unaudited)	$10.89	(0.01)	(0.08)	(0.09)	–	–	–	$10.80	(0.83%	)	$7,514,783	0.29%	(0.15%	)	0.39%	9.27%
Year Ended December 31, 2017	$10.52	0.19	0.86	1.05	(0.22)	(0.46)	(0.68)	$10.89	10.08%		$8,400,344	0.29%	1.76%		0.39%	13.62%
Year Ended December 31, 2016	$10.62	0.22	0.41	0.63	(0.29)	(0.44)	(0.73)	$10.52	5.99%		$7,837,467	0.29%	2.04%		0.36%	11.84%
Year Ended December 31, 2015	$11.46	0.17	(0.27)	(0.10)	(0.29)	(0.45)	(0.74)	$10.62	(0.88%	)	$8,393,854	0.29%	1.53%		0.29%	12.86%
Year Ended December 31, 2014	$11.57	0.19	0.30	0.49	(0.29)	(0.31)	(0.60)	$11.46	4.17%		$7,647,140	0.29%	1.64%		0.29%	8.83%
Year Ended December 31, 2013	$10.80	0.18	1.04	1.22	(0.21)	(0.24)	(0.45)	$11.57	11.33%		$6,331,385	0.30%	1.56%		0.30%	10.12%

Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$10.88	(0.01)	(0.07)	(0.08)	–	–	–	$10.80	(0.74%	)	$790,604,154	0.38%	(0.24%	)	0.64%	9.27%
Year Ended December 31, 2017	$10.52	0.18	0.85	1.03	(0.21)	(0.46)	(0.67)	$10.88	9.88%		$834,209,409	0.38%	1.69%		0.64%	13.62%
Year Ended December 31, 2016	$10.61	0.20	0.43	0.63	(0.28)	(0.44)	(0.72)	$10.52	6.00%		$833,962,107	0.38%	1.86%		0.61%	11.84%
Year Ended December 31, 2015	$11.46	0.15	(0.27)	(0.12)	(0.28)	(0.45)	(0.73)	$10.61	(1.06%	)	$836,429,109	0.38%	1.35%		0.54%	12.86%
Year Ended December 31, 2014	$11.57	0.17	0.31	0.48	(0.28)	(0.31)	(0.59)	$11.46	4.08%		$884,696,108	0.38%	1.47%		0.54%	8.83%
Year Ended December 31, 2013	$10.80	0.16	1.05	1.21	(0.20)	(0.24)	(0.44)	$11.57	11.24%		$842,622,400	0.39%	1.40%		0.55%	10.12%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Expense ratios include expenses reimbursed to the Advisor.
(g)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(h)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

9

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Moderately Conservative Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair

10

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2018, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at closing price on an exchange where such investments are traded. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are

11

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other

12

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

13

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

The Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2019. During the six months ended June 30, 2018, the waiver of such investment advisory fees by NFA amounted to $408,131, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate before contractual fee waivers was 0.20%, and after contractual fee waivers was 0.10%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

14

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $107,003 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $1,602.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2019. During the six months ended June 30, 2018, the waiver of such distribution fees by NFD amounted to $646,943 for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $612,204.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

15

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the six months ended June 30, 2018 were as follows:

Security Description	Shares/ Principal at June 30, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value June 30, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Small Cap Fund, Class R6	1,003,911	17,113,797	—	5,402,222	830,973	(836,949)	11,705,599	—	—
NVIT Emerging Markets Fund, Class Y	904,263	—	12,120,834	—	—	(790,415)	11,330,419	—	—
NVIT Multi-Manager International Growth Fund, Class Y	4,075,978	25,555,984	24,390,822	1,089,592	210,905	(2,316,650)	46,751,469	—	—
NVIT Multi-Manager International Value Fund, Class Y	4,152,271	50,843,713	311,318	3,376,498	768,813	(2,540,182)	46,007,164	—	—
NVIT Multi-Manager Large Cap Growth Fund, Class Y	6,227,148	62,977,130	32,206,306	9,406,027	2,667,962	1,972,825	90,418,196	—	—
NVIT Multi-Manager Large Cap Value Fund, Class Y	8,457,716	96,695,177	859,776	5,479,151	1,123,006	(1,601,749)	91,597,059	—	—
NVIT Multi-Manager Mid Cap Growth Fund, Class Y **	308,272	21,162,929	—	18,206,565	2,433,294	(1,274,232)	4,115,426	—	—
NVIT Multi-Manager Mid Cap Value Fund, Class Y	361,384	37,956,435	—	33,276,719	1,449,071	(2,027,078)	4,101,709	—	—
NVIT Multi-Manager Small Cap Growth Fund, Class Y **	190,238	8,563,729	—	5,118,870	856,862	(158,343)	4,143,378	—	—
NVIT Multi-Manager Small Cap Value Fund, Class Y	260,466	16,882,923	—	12,901,473	1,775,395	(1,649,289)	4,107,556	—	—
DoubleLine NVIT Total Return Tactical Fund, Class Y	1,655,823	16,854,490	93,304	451,742	(7,124)	(112,839)	16,376,089	—	—
Nationwide Bond Fund, Class R6	3,475,136	33,687,421	693,503	670,966	(31,390)	(977,536)	32,701,032	505,354	—
Nationwide Inflation-Protected Securities Fund, Class R6	1,690,172	16,910,992	227,558	556,651	14,431	(134,052)	16,462,278	100,718	—
NVIT Core Bond Fund, Class Y	11,394,649	126,198,469	1,202,124	4,393,286	(129,033)	(1,981,043)	120,897,231	—	—
NVIT Core Plus Bond Fund, Class Y	13,108,266	151,580,491	2,073,086	5,597,362	(55,839)	(3,154,034)	144,846,342	—	—
NVIT Short Term Bond Fund, Class Y	14,852,224	159,916,517	1,991,189	9,212,177	(253,003)	386,854	152,829,380	—	—
Total		842,900,197	76,169,820	115,139,301	11,654,323	(17,194,712)	798,390,327	606,072	—

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
**	Denotes a non-income producing security.

16

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Further information about each affiliated Underlying Fund may be found in such affiliated Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

6.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $76,169,820 and sales of $115,139,301 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at

17

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

10.  Federal Tax Information

As of June 30, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$787,816,936	$27,258,025	$(16,684,634)	$10,573,391

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit and Interfund Lending”)

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

18

Supplemental Information

June 30, 2018 (Unaudited)

NVIT Cardinal Aggressive Fund

NVIT Cardinal Balanced Fund

NVIT Cardinal Capital Appreciation Fund

NVIT Cardinal Conservative Fund

NVIT Cardinal Managed Growth Fund

NVIT Cardinal Managed Growth & Income Fund

NVIT Cardinal Moderate Fund

NVIT Cardinal Moderately Aggressive Fund

NVIT Cardinal Moderately Conservative Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreement, including investment performance, reports with respect portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the Broadridge peer group provided an appropriate comparison.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and

19

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during a telephonic meeting in advance of the March 2018 meeting and during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to the Cardinal Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic, and financial analysis and its asset allocation methodology;

●

The Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance.

As to the Funds other than the NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, the Trustees noted that the Funds had experienced varying levels of relative performance for the three-year period ended August 31, 2017 compared to the funds in their performance universes, the

20

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

least favorable of which were the NVIT Cardinal Moderately Conservative Fund and the NVIT Cardinal Conservative Fund (the “Conservative Funds”). The Trustees considered the Adviser’s statement that, to the extent a Fund had underperformed, it was principally due to differences between a Fund’s asset allocations and those of many of its peer funds. In particular, the Trustees noted the Adviser’s observation that the performance of a number of the Funds, and in particular the Conservative Funds, was adversely affected by an underweight to equities during the period, reflecting a general conservatism in the Funds’ asset allocation approaches, relative to the Funds’ performance universes, and a desire by the Adviser to maintain the Funds’ equity exposures relatively constant across market cycles.

As to the performance of NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, the Trustees considered the Adviser’s statement that each Fund is designed to be offered as an investment option under variable insurance products, and that each Fund’s investment strategy calls for the Adviser to apply an overlay strategy intended to reduce volatility of the Fund under various market conditions. The Trustees considered the Adviser’s statement that the overlay is sensitive to changes in equity values and that the overlay had reduced each Fund’s exposures to equities on a number of occasions during the prior year in response to short-term volatility in the equity markets. The Adviser reported to the Trustees that those reduced exposures to equities at various times during the performance measuring period had detracted from the performance of those Funds and were the principal cause of the Funds’ underperformance relative to other funds that did not use such an overlay. The Trustees considered the Adviser’s statement that the strategy is operating as the Adviser had expected for each Fund.

For each of the Funds, the Trustees considered the Adviser’s statement that it remains confident in each Fund’s asset allocation strategy. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted that the actual advisory fee rate for each Fund, other than for NVIT Cardinal Conservative Fund, ranked at or below the median fee rate of its Broadridge expense group. With respect to NVIT Cardinal Conservative Fund, the Trustees noted the Adviser’s statement that the Fund’s actual advisory fee, although in the fourth comparative quintile, was less than two basis points above the median of its Broadridge expense group.

In addition, the Trustees noted that, for each Fund, the Fund’s total expense ratio (including 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) was below the median of its Broadridge expense group, other than NVIT Cardinal Managed Growth Fund, whose total expense ratio (including 12b-1/non-12b-1 fees) was within one basis point of the median of its Broadridge expense group, and NVIT Cardinal Moderately Aggressive Fund and NVIT Cardinal Managed Growth & Income Fund, whose total expense ratios (including 12b-1/non-12b-1 fees) were less than two basis points above the median of their respective expense groups. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Funds’ expense structures, including their advisory fees, appeared generally to be within the range of a number of other peer funds and not sufficiently high as to be inconsistent with the continuation of the Advisory Agreement.

The Trustees considered whether each of the Funds may benefit from economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that

21

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

the advisory fee rate schedule for each of the Funds is subject to contractual breakpoints reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds, and that the advisory fee rate schedules for the underlying funds in which each Fund invests are subject to contractual advisory fee breakpoints if the assets of those underlying funds increase over certain thresholds.

-         -         -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements.

22

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

23

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

24

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

25

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

26

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

27

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

28

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

29

Semiannual Report

June 30, 2018 (Unaudited)

NVIT Emerging Markets Fund

SAR-EM 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT Emerging Markets Fund

Asset Allocation†

Common Stocks	97.2%
Warrants	0.3%
Repurchase Agreements	0.1%
Other assets in excess of liabilities	2.4%
100.0%

Top Industries††

Banks	16.8%
Internet Software & Services	14.2%
Semiconductors & Semiconductor Equipment	8.1%
Technology Hardware, Storage & Peripherals	6.1%
Oil, Gas & Consumable Fuels	5.3%
Metals & Mining	4.3%
Insurance	3.9%
Chemicals	3.0%
Electronic Equipment, Instruments & Components	2.3%
Wireless Telecommunication Services	2.3%
Other Industries*	33.7%
100.0%

Top Holdings††

Tencent Holdings Ltd.	6.5%
Samsung Electronics Co. Ltd.	5.2%
Alibaba Group Holding Ltd., ADR	4.6%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.4%
Ping An Insurance Group Co. of China Ltd., Class H	2.3%
SK Hynix, Inc.	2.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.2%
Naspers Ltd., Class N	2.1%
Industrial & Commercial Bank of China Ltd., Class H	2.0%
Baidu, Inc., ADR	1.7%
Other Holdings*	68.7%
100.0%

Top Countries††

China	29.6%
South Korea	13.3%
Taiwan	9.9%
India	7.8%
Brazil	7.2%
Russia	6.8%
South Africa	5.2%
Mexico	3.5%
Thailand	2.7%
United Kingdom	1.5%
Other Countries*	12.5%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Percentages indicated are based upon total investments as of June 30, 2018.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	NVIT Emerging Markets Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Emerging Markets Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)
Class I Shares	Actual	(b)	1,000.00	915.20	5.46	1.15
	Hypothetical	(b)(c)	1,000.00	1,019.09	5.76	1.15
Class II Shares	Actual	(b)	1,000.00	914.10	6.64	1.40
	Hypothetical	(b)(c)	1,000.00	1,017.85	7.00	1.40
Class D Shares	Actual	(b)	1,000.00	913.90	6.98	1.47
	Hypothetical	(b)(c)	1,000.00	1,017.50	7.35	1.47
Class Y Shares	Actual	(b)	1,000.00	915.90	4.47	0.94
	Hypothetical	(b)(c)	1,000.00	1,020.13	4.71	0.94

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT Emerging Markets Fund

Common Stocks 97.2%

	Shares	Value

ARGENTINA 0.4%
Banks 0.2%
Grupo Supervielle SA, ADR	138,300	$1,463,214

Construction Materials 0.2%
Loma Negra Cia Industrial Argentina SA, ADR*	155,900	1,599,534

		3,062,748

AUSTRALIA 0.1%
Metals & Mining 0.1%
Syrah Resources Ltd.*	471,479	1,013,868

BRAZIL 7.0%
Airlines 0.6%
Azul SA, ADR*	292,512	4,785,496

Banks 2.3%
Banco Bradesco SA (Preference)*	974,904	6,766,412
Banco do Brasil SA*	1,268,416	9,376,281
Itau Unibanco Holding SA, ADR	281,338	2,920,288

		19,062,981

Beverages 0.3%
Ambev SA (Preference)	598,764	2,777,727

Chemicals 0.8%
Braskem SA (Preference), Class A	528,158	6,917,190

Diversified Telecommunication Services 0.9%
Telefonica Brasil SA, ADR	367,500	4,362,225
Telefonica Brasil SA (Preference)	277,454	3,274,397

		7,636,622

Food Products 0.2%
BRF SA*	281,318	1,306,515

Hotels, Restaurants & Leisure 0.4%
CVC Brasil Operadora e Agencia de Viagens SA	303,857	3,543,659

Household Durables 0.2%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	493,946	1,401,898

Metals & Mining 0.6%
Vale SA*	412,655	5,279,897

Road & Rail 0.5%
Rumo SA*	1,211,300	4,406,716

Transportation Infrastructure 0.2%
CCR SA	795,700	2,077,658

		59,196,359

CHILE 0.6%
Electric Utilities 0.6%
Enel Americas SA	30,161,277	5,294,189

CHINA 29.0%
Auto Components 0.6%
Minth Group Ltd.	1,135,312	4,756,353

Automobiles 0.3%
Brilliance China Automotive Holdings Ltd.	1,360,000	2,446,051

Banks 3.3%
China Construction Bank Corp., Class H*	12,166,706	11,156,542

Common Stocks (continued)

	Shares	Value

CHINA (continued)
Banks (continued)
Industrial & Commercial Bank of China Ltd., Class H	22,641,000	$16,819,074

		27,975,616

Construction Materials 0.6%
China National Building Material Co. Ltd., Class H	5,410,000	5,329,606

Diversified Consumer Services 0.8%
New Oriental Education & Technology Group, Inc., ADR	67,236	6,364,560

Electrical Equipment 0.4%
Zhuzhou CRRC Times Electric Co. Ltd., Class H	701,605	3,326,738

Hotels, Restaurants & Leisure 1.2%
Huazhu Group Ltd., ADR	159,128	6,681,785
Xiabuxiabu Catering Management China Holdings Co. Ltd. Reg. S (a)	1,743,056	3,798,171

		10,479,956

Independent Power and Renewable Electricity Producers 0.3%
Huaneng Power International, Inc., Class H	4,234,086	2,797,413

Insurance 2.7%
PICC Property & Casualty Co. Ltd., Class H	4,065,000	4,349,916
Ping An Insurance Group Co. of China Ltd., Class H	2,059,213	18,817,503

		23,167,419

Internet & Direct Marketing Retail 1.4%
Ctrip.com International Ltd., ADR*	126,727	6,036,007
JD.com, Inc., ADR*	144,100	5,612,695

		11,648,702

Internet Software & Services 13.2%
Alibaba Group Holding Ltd., ADR*	205,415	38,110,645
Baidu, Inc., ADR*	57,941	14,079,663
NetEase, Inc., ADR	22,656	5,724,492
Tencent Holdings Ltd.	1,080,654	53,814,582

		111,729,382

Leisure Products 0.4%
Goodbaby International Holdings Ltd.	5,700,000	3,448,819

Life Sciences Tools & Services 0.2%
Wuxi Biologics Cayman, Inc. Reg. S* (a)	178,500	1,979,185

Machinery 1.2%
Haitian International Holdings Ltd.	2,619,233	6,165,097
Weichai Power Co. Ltd., Class H	3,100,010	4,266,204

		10,431,301

Marine 0.5%
SITC International Holdings Co. Ltd.	3,442,000	3,822,415

Real Estate Management & Development 0.6%
China Resources Land Ltd.	1,489,777	4,986,473

Textiles, Apparel & Luxury Goods 0.8%
ANTA Sports Products Ltd.	1,251,930	6,586,096

Wireless Telecommunication Services 0.5%
China Mobile Ltd.	489,585	4,342,543

		245,618,628

5

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Emerging Markets Fund (Continued)

Common Stocks (continued)

	Shares	Value

COLOMBIA 1.1%
Banks 0.5%
Bancolombia SA, ADR	91,700	$4,381,426

Oil, Gas & Consumable Fuels 0.6%
Ecopetrol SA, ADR	258,701	5,316,306

		9,697,732

GEORGIA 0.4%
Banks 0.4%
Bank of Georgia Group plc*	121,184	3,014,729

HONG KONG 1.2%
Household Durables 0.6%
Techtronic Industries Co. Ltd.	822,500	4,567,112

Pharmaceuticals 0.4%
United Laboratories International Holdings Ltd. (The)	3,033,226	3,133,037

Semiconductors & Semiconductor Equipment 0.2%
ASM Pacific Technology Ltd.	165,300	2,075,770

		9,775,919

HUNGARY 0.5%
Oil, Gas & Consumable Fuels 0.5%
MOL Hungarian Oil & Gas plc	482,440	4,655,079

INDIA 7.6%
Auto Components 0.4%
Motherson Sumi Systems Ltd.	863,626	3,583,410

Automobiles 0.7%
Maruti Suzuki India Ltd.	45,369	5,839,970

Banks 2.0%
Axis Bank Ltd.	180,415	1,343,984
HDFC Bank Ltd., ADR	123,700	12,990,974
Kotak Mahindra Bank Ltd.	148,153	2,899,570

		17,234,528

Chemicals 0.4%
UPL Ltd.*	335,489	3,027,202

Communications Equipment 0.2%
Tejas Networks Ltd. Reg. S* (a)	302,966	1,295,097

Construction & Engineering 1.1%
Larsen & Toubro Ltd.	339,719	6,321,286
Voltas Ltd.	410,324	3,133,283

		9,454,569

Health Care Providers & Services 0.3%
Apollo Hospitals Enterprise Ltd.	187,222	2,857,642

Metals & Mining 1.1%
Hindalco Industries Ltd.	1,587,861	5,330,483
Hindustan Zinc Ltd.	1,039,390	4,161,865

		9,492,348

Road & Rail 0.3%
Container Corp. of India Ltd.	225,608	2,145,993

Thrifts & Mortgage Finance 0.5%
Housing Development Finance Corp. Ltd.	162,685	4,528,175

Tobacco 0.6%
ITC Ltd.	1,313,362	5,097,902

		64,556,836

Common Stocks (continued)

	Shares	Value

INDONESIA 1.4%
Banks 0.6%
Bank Mandiri Persero Tbk. PT	10,395,700	$4,940,769

Diversified Telecommunication Services 0.4%
Telekomunikasi Indonesia Persero Tbk. PT, ADR	125,360	3,260,614

Trading Companies & Distributors 0.4%
AKR Corporindo Tbk. PT	11,334,139	3,393,734

		11,595,117

LUXEMBOURG 1.2%
Energy Equipment & Services 0.4%
Tenaris SA, ADR	89,400	3,253,266

Metals & Mining 0.8%
Ternium SA, ADR	202,000	7,033,640

		10,286,906

MALAYSIA 0.3%
Beverages 0.3%
Heineken Malaysia Bhd.	438,300	2,373,777

MEXICO 3.4%
Banks 0.9%
Grupo Financiero Banorte SAB de CV, Class O	1,271,356	7,494,248

Beverages 1.0%
Arca Continental SAB de CV	506,525	3,118,176
Fomento Economico Mexicano SAB de CV	641,720	5,652,946

		8,771,122

Consumer Finance 0.4%
Unifin Financiera SAB de CV SOFOM ENR	1,154,508	3,108,878

Equity Real Estate Investment Trusts (REITs) 0.3%
PLA Administradora Industrial S de RL de CV*	2,139,678	2,917,510

Food Products 0.5%
Gruma SAB de CV, Class B	323,115	3,951,845

Transportation Infrastructure 0.3%
Grupo Aeroportuario del Pacifico SAB de CV, ADR	27,700	2,573,607

		28,817,210

PANAMA 0.4%
Airlines 0.4%
Copa Holdings SA, Class A	39,280	3,716,674

PERU 1.4%
Banks 1.4%
Credicorp Ltd.	51,724	11,644,107

PHILIPPINES 0.7%
Banks 0.5%
BDO Unibank, Inc.	1,615,855	3,791,375

Diversified Financial Services 0.2%
GT Capital Holdings, Inc.	115,515	1,969,421

		5,760,796

6

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Emerging Markets Fund (Continued)

Common Stocks (continued)

	Shares	Value

PORTUGAL 0.6%
Oil, Gas & Consumable Fuels 0.6%
Galp Energia SGPS SA	249,575	$4,745,666

RUSSIA 6.6%
Banks 2.1%
Sberbank of Russia PJSC, ADR	736,277	10,598,899
Sberbank of Russia PJSC, ADR	514,471	7,385,231

		17,984,130

Internet Software & Services 0.6%
Mail.Ru Group Ltd., GDR Reg. S*	189,007	5,471,118

Metals & Mining 1.0%
MMC Norilsk Nickel PJSC, ADR	224,493	4,047,609
Severstal PJSC, GDR Reg. S	289,732	4,232,120

		8,279,729

Oil, Gas & Consumable Fuels 2.4%
LUKOIL PJSC, ADR	156,607	10,688,761
LUKOIL PJSC, ADR	131,601	9,071,257

		19,760,018

Road & Rail 0.5%
Globaltrans Investment plc, GDR Reg. S	441,368	4,503,961

		55,998,956

SOUTH AFRICA 5.1%
Diversified Financial Services 1.2%
FirstRand Ltd.	2,238,133	10,407,620

Food & Staples Retailing 0.3%
Massmart Holdings Ltd.	269,502	2,188,263

Industrial Conglomerates 0.5%
Bidvest Group Ltd. (The)	270,191	3,875,851

Insurance 0.3%
Sanlam Ltd.	438,749	2,225,160

Media 2.0%
Naspers Ltd., Class N	69,649	17,651,487

Trading Companies & Distributors 0.3%
Barloworld Ltd.	254,877	2,395,251

Wireless Telecommunication Services 0.5%
Vodacom Group Ltd.	472,261	4,218,787

		42,962,419

SOUTH KOREA 13.0%
Auto Components 0.3%
Nexen Tire Corp.	204,346	1,879,307
Woory Industrial Co. Ltd.	42,989	1,051,115

		2,930,422

Banks 1.4%
KB Financial Group, Inc.	165,279	7,821,625
Shinhan Financial Group Co. Ltd.	104,727	4,053,808

		11,875,433

Chemicals 0.9%
LG Chem Ltd. (Preference)	25,290	4,568,075
Lotte Chemical Corp.	9,131	2,847,273

		7,415,348

Household Durables 0.4%
Coway Co. Ltd.	40,284	3,129,343

Common Stocks (continued)

	Shares	Value

SOUTH KOREA (continued)
Insurance 0.8%
DB Insurance Co. Ltd.	64,804	$3,429,785
ING Life Insurance Korea Ltd. Reg. S (a)	87,985	3,302,048

		6,731,833

Metals & Mining 0.6%
POSCO	16,079	4,750,469

Semiconductors & Semiconductor Equipment 2.2%
SK Hynix, Inc.	244,039	18,706,551

Software 0.4%
NCSoft Corp.	11,171	3,714,921

Technology Hardware, Storage & Peripherals 6.0%
Samsung Electronics Co. Ltd.	1,019,791	42,582,348
Samsung Electronics Co. Ltd. (Preference)	236,960	7,990,485

		50,572,833

		109,827,153

TAIWAN 9.6%
Chemicals 0.8%
Formosa Plastics Corp.	1,945,000	7,170,757

Communications Equipment 0.0%†
Wistron NeWeb Corp.	700	1,668

Electronic Equipment, Instruments & Components 2.3%
Chroma ATE, Inc.	616,000	3,308,710
Hon Hai Precision Industry Co. Ltd.	3,471,375	9,492,060
Largan Precision Co. Ltd.	44,000	6,467,385

		19,268,155

Food & Staples Retailing 0.5%
President Chain Store Corp.	386,957	4,380,206

Semiconductors & Semiconductor Equipment 5.5%
ASE Technology Holding Co. Ltd., ADR	662,250	3,046,350
Macronix International*	920,474	1,307,304
Silicon Motion Technology Corp., ADR (b)	79,270	4,192,590
Taiwan Semiconductor Manufacturing Co. Ltd.	2,568,639	18,274,970
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	538,523	19,688,400

		46,509,614

Wireless Telecommunication Services 0.5%
Far EasTone Telecommunications Co. Ltd.*	1,579,000	4,079,723

		81,410,123

THAILAND 2.7%
Banks 1.1%
Bangkok Bank PCL	410,800	2,459,755
Kasikornbank PCL	486,400	2,929,409
Kasikornbank PCL, NVDR	461,347	2,695,835

		8,084,999

Construction Materials 0.3%
Siam Cement PCL (The)	220,200	2,736,760

Oil, Gas & Consumable Fuels 0.6%
PTT PCL	3,665,650	5,303,189

7

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Emerging Markets Fund (Continued)

Common Stocks (continued)

	Shares	Value

THAILAND (continued)
Wireless Telecommunication Services 0.7%
Advanced Info Service PCL	1,134,734	$6,337,795

		22,462,743

TURKEY 1.1%
Automobiles 0.3%
Tofas Turk Otomobil Fabrikasi A/S	478,901	2,505,771

Household Durables 0.2%
Arcelik A/S	395,138	1,311,378

Industrial Conglomerates 0.2%
KOC Holding A/S	485,337	1,500,009

Oil, Gas & Consumable Fuels 0.4%
Tupras Turkiye Petrol Rafinerileri A/S	157,049	3,691,395

		9,008,553

UNITED ARAB EMIRATES 0.2%
Real Estate Management & Development 0.2%
Emaar Properties PJSC	1,282,488	1,718,593

UNITED KINGDOM 1.4%
Capital Markets 0.2%
Georgia Capital plc*	121,184	1,647,306

Paper & Forest Products 0.6%
Mondi plc	204,807	5,516,926

Personal Products 0.6%
Unilever NV, NYRS	90,400	5,037,088

		12,201,320

UNITED STATES 0.2%
IT Services 0.2%
Luxoft Holding, Inc.*	50,486	1,860,409

Total Common Stocks (cost $836,086,138)		822,276,609

Warrants 0.3%

	Number of Warrants

UNITED STATES 0.3%
Capital Markets 0.3%
Merrill Lynch International & Co. CV, expiring at an exercise price of $0.00 on 06/13/19*	8,374,407	2,386,706

Total Warrants (cost $2,404,735)		2,386,706

Repurchase Agreements 0.1%

	Principal Amount	Value

ML Pierce Fenner & Smith, Inc., 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $1,013,801, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $1,033,894. (c)(d)	$1,013,621	$1,013,621
Pershing LLC, 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $200,035, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 11.50%, maturing 7/25/2019 - 4/20/2068; total market value $204,000. (c)(d)	200,000	200,000

Total Repurchase Agreements (cost $1,213,621)		1,213,621

Total Investments (cost $839,704,494) — 97.6%		825,876,936

Other assets in excess of liabilities — 2.4%		20,505,015

NET ASSETS — 100.0%		$846,381,951

*	Denotes a non-income producing security.

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at June 30, 2018 was $10,374,501 which represents 1.23% of net assets.

(b)

The security or a portion of this security is on loan at June 30, 2018. The total value of securities on loan at June 30, 2018 was $2,669,517 which was collateralized by cash used to purchase repurchase agreements with a total value of $1,213,621 and by $1,505,282 of collateral in the form of U.S Government Treasury Securities, interest rates ranging from 0.00% - 8.75%, and maturity dates ranging from 7/26/18 - 2/15/48, a total value of $2,718,903.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2018 was $1,213,621.

(d)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

NVDR	Non-Voting Depositary Receipt

8

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Emerging Markets Fund (Continued)

NYRS	New York Registry Shares

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT Emerging Markets Fund
Assets:
Investment securities, at value* (cost $838,490,873)	$824,663,315
Repurchase agreements, at value (cost $1,213,621)	1,213,621
Cash	10,841,801
Foreign currencies, at value (cost $8,228,355)	8,086,574
Interest and dividends receivable	3,491,427
Security lending income receivable	460
Receivable for investments sold	2,149,930
Receivable for capital shares issued	263,224
Reclaims receivable	15,146
Receivable for capital gain country tax	4,960
Prepaid expenses	4,871

Total Assets	850,735,329

Liabilities:
Payable for investments purchased	1,857,333
Payable for capital shares redeemed	432,415
Payable upon return of securities loaned (Note 2)	1,213,621
Accrued expenses and other payables:
Investment advisory fees	648,920
Fund administration fees	30,214
Distribution fees	22,901
Administrative servicing fees	42,156
Accounting and transfer agent fees	1,519
Deferred capital gain country tax	50,455
Custodian fees	1,368
Compliance program costs (Note 3)	329
Professional fees	10,481
Printing fees	3,911
Other	37,755

Total Liabilities	4,353,378

Net Assets	$846,381,951

Represented by:
Capital	$889,120,515
Accumulated undistributed net investment income	4,847,799
Accumulated net realized losses from investment securities and foreign currency transactions	(33,551,677)
Net unrealized appreciation/(depreciation) in investment securities†	(13,878,013)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(156,673)

Net Assets	$846,381,951

*	Includes value of securities on loan of $2,669,517 (Note 2).
†	Net of $50,455 of deferred capital gain country tax.

10

Statement of Assets and Liabilities (Continued)

June 30, 2018 (Unaudited)

NVIT Emerging Markets Fund

Net Assets:
Class I Shares	$72,473,782
Class II Shares	62,181,221
Class D Shares	45,186,998
Class Y Shares	666,539,950

Total	$846,381,951

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	5,786,884
Class II Shares	5,036,313
Class D Shares	3,667,844
Class Y Shares	53,204,832

Total	67,695,873

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$12.52
Class II Shares	$12.35
Class D Shares	$12.32
Class Y Shares	$12.53

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT Emerging Markets Fund
INVESTMENT INCOME:
Dividend income	$6,427,987
Interest income	114,559
Income from securities lending (Note 2)	1,410
Foreign tax withholding	(399,643)

Total Income	6,144,313

EXPENSES:
Investment advisory fees	1,850,034
Fund administration fees	85,335
Distribution fees Class D Shares	62,941
Distribution fees Class II Shares	85,901
Administrative servicing fees Class D Shares	55,484
Administrative servicing fees Class I Shares	61,133
Administrative servicing fees Class II Shares	51,541
Professional fees	31,988
Printing fees	11,387
Trustee fees	4,255
Custodian fees	10,692
Accounting and transfer agent fees	5,278
Compliance program costs (Note 3)	536
Other	5,393

Total expenses before fees waived	2,321,898

Investment advisory fees waived (Note 3)	(97,336)

Net Expenses	2,224,562

NET INVESTMENT INCOME	3,919,751

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities†	4,626,766
Foreign currency transactions (Note 2)	(81,738)

Net realized gains	4,545,028

Net change in unrealized appreciation/depreciation in the value of:
Investment securities††	(71,625,509)
Translation of assets and liabilities denominated in foreign currencies	(162,424)

Net change in unrealized appreciation/depreciation	(71,787,933)

Net realized/unrealized losses	(67,242,905)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(63,323,154)

†	Net of capital gain country taxes of $2,860.
††	Net of decrease in deferred capital gain country tax accrual on unrealized appreciation of $124,860.

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT Emerging Markets Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$3,919,751	$1,586,201
Net realized gains	4,545,028	8,125,345
Net change in unrealized appreciation/depreciation	(71,787,933)	48,877,333

Change in net assets resulting from operations	(63,323,154)	58,588,879

Distributions to Shareholders From:
Net investment income:
Class I	–	(971,598)
Class II	–	(562,802)
Class D	–	(455,605)
Class Y	–	(177)

Change in net assets from shareholder distributions	–	(1,990,182)

Change in net assets from capital transactions	703,693,322	3,717,396

Change in net assets	640,370,168	60,316,093

Net Assets:
Beginning of period	206,011,783	145,695,690

End of period	$846,381,951	$206,011,783

Accumulated undistributed net investment income at end of period	$4,847,799	$928,048

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$10,953,982	$25,031,473
Dividends reinvested	–	971,598
Cost of shares redeemed	(14,456,496)	(21,260,232)

Total Class I Shares	(3,502,514)	4,742,839

Class II Shares
Proceeds from shares issued	8,455,217	14,639,836
Dividends reinvested	–	562,802
Cost of shares redeemed	(12,218,178)	(9,345,406)

Total Class II Shares	(3,762,961)	5,857,232

Class D Shares
Proceeds from shares issued	3,540,497	4,398,752
Dividends reinvested	–	455,605
Cost of shares redeemed	(5,731,212)	(11,320,725)

Total Class D Shares	(2,190,715)	(6,466,368)

Class Y Shares
Proceeds from shares issued	714,094,583	662
Dividends reinvested	–	177
Cost of shares redeemed	(945,071)	(417,146)

Total Class Y Shares	713,149,512	(416,307)

Change in net assets from capital transactions	$703,693,322	$3,717,396

13

Statements of Changes in Net Assets (Continued)

	NVIT Emerging Markets Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017

SHARE TRANSACTIONS:
Class I Shares
Issued	795,785	2,063,155
Reinvested	–	74,394
Redeemed	(1,051,905)	(1,803,026)

Total Class I Shares	(256,120)	334,523

Class II Shares
Issued	619,275	1,197,550
Reinvested	–	43,776
Redeemed	(887,061)	(805,450)

Total Class II Shares	(267,786)	435,876

Class D Shares
Issued	257,867	375,582
Reinvested	–	35,669
Redeemed	(422,075)	(982,970)

Total Class D Shares	(164,208)	(571,719)

Class Y Shares
Issued	53,275,546	62
Reinvested	–	14
Redeemed	(71,629)	(38,185)

Total Class Y Shares	53,203,917	(38,109)

Total change in shares	52,515,803	160,571

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Emerging Markets Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Six Months Ended June 30, 2018 (Unaudited)	$13.68	0.08	(1.24)	(1.16)	–	–	$12.52	(8.48%	)	$72,473,782	1.15%	1.16%	1.20%	10.09%
Year Ended December 31, 2017	$9.79	0.13	3.92	4.05	(0.16)	(0.16)	$13.68	41.50%		$82,690,857	1.23%	1.09%	1.28%	32.35%
Year Ended December 31, 2016	$9.16	0.10	0.61	0.71	(0.08)	(0.08)	$9.79	7.72%		$55,881,069	1.26%	1.02%	1.31%	126.86%	(h)
Year Ended December 31, 2015	$11.01	0.15	(1.91)	(1.76)	(0.09)	(0.09)	$9.16	(15.99%	)	$53,435,999	1.20%	1.45%	1.25%	109.50%
Year Ended December 31, 2014	$11.80	0.18	(0.82)	(0.64)	(0.15)	(0.15)	$11.01	(5.51%	)	$69,228,499	1.20%	1.56%	1.25%	83.50%
Year Ended December 31, 2013	$11.86	0.16	(0.08)	0.08	(0.14)	(0.14)	$11.80	0.66%	(i)	$15,391,041	1.19%	1.37%	1.25%	78.72%

Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$13.51	0.06	(1.22)	(1.16)	–	–	$12.35	(8.59%	)	$62,181,221	1.40%	0.92%	1.45%	10.09%
Year Ended December 31, 2017	$9.65	0.10	3.87	3.97	(0.11)	(0.11)	$13.51	41.22%		$71,642,987	1.48%	0.82%	1.53%	32.35%
Year Ended December 31, 2016	$9.05	0.07	0.61	0.68	(0.08)	(0.08)	$9.65	7.48%		$46,972,982	1.51%	0.75%	1.56%	126.86%	(h)
Year Ended December 31, 2015	$10.86	0.12	(1.88)	(1.76)	(0.05)	(0.05)	$9.05	(16.23%	)	$52,596,042	1.49%	1.21%	1.54%	109.50%
Year Ended December 31, 2014	$11.66	0.16	(0.81)	(0.65)	(0.15)	(0.15)	$10.86	(5.73%	)	$61,818,215	1.45%	1.37%	1.50%	83.50%
Year Ended December 31, 2013	$11.72	0.13	(0.08)	0.05	(0.11)	(0.11)	$11.66	0.43%		$1,233,167	1.44%	1.15%	1.50%	78.72%

Class D Shares
Six Months Ended June 30, 2018 (Unaudited)	$13.48	0.06	(1.22)	(1.16)	–	–	$12.32	(8.61%	)	$45,186,998	1.47%	0.85%	1.52%	10.09%
Year Ended December 31, 2017	$9.64	0.09	3.86	3.95	(0.11)	(0.11)	$13.48	41.09%		$51,665,424	1.56%	0.75%	1.61%	32.35%
Period Ended December 31, 2016 (j)	$9.89	0.01	(0.18)	(0.17)	(0.08)	(0.08)	$9.64	(1.75%	)	$42,459,338	1.57%	0.24%	1.62%	126.86%	(h)

Class Y Shares
Six Months Ended June 30, 2018 (Unaudited)	$13.68	0.20	(1.35)	(1.15)	–	–	$12.53	(8.41%	)	$666,539,950	0.94%	3.04%	0.99%	10.09%
Year Ended December 31, 2017	$9.80	0.02	4.06	4.08	(0.20)	(0.20)	$13.68	41.69%		$12,515	1.08%	0.21%	1.13%	32.35%
Year Ended December 31, 2016	$9.15	0.12	0.61	0.73	(0.08)	(0.08)	$9.80	7.94%		$382,301	1.11%	1.25%	1.16%	126.86%	(h)
Year Ended December 31, 2015	$11.02	0.16	(1.91)	(1.75)	(0.12)	(0.12)	$9.15	(15.90%	)	$151,401	1.08%	1.58%	1.13%	109.50%
Period Ended December 31, 2014 (k)	$11.42	0.13	(0.43)	(0.30)	(0.10)	(0.10)	$11.02	(2.72%	)	$85,126	1.06%	1.62%	1.11%	83.05%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expense ratios include expenses reimbursed to the Advisor.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	Excludes merger activity.
(i)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(j)	For the period from August 1, 2016 (commencement of operations) through December 31, 2016. Total return is calculated based on inception date of July 29, 2016 through December 31, 2016.
(k)	For the period from May 1, 2014 (commencement of operations) through December 31, 2016. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Emerging Markets Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC and other unaffiliated insurance companies.

As of June 30, 2018, the Fund had one unaffiliated omnibus shareholder account (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Fund.

The Fund currently offers Class I, Class II, Class D and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in

16

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-

to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and

17

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available , such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Airlines	$8,502,170	$—	$—	$8,502,170
Auto Components	—	11,270,185	—	11,270,185
Automobiles	—	10,791,792	—	10,791,792
Banks	67,436,910	71,510,645	—	138,947,555
Beverages	11,548,849	2,373,777	—	13,922,626
Capital Markets	1,647,306	—	—	1,647,306
Chemicals	6,917,190	17,613,307	—	24,530,497
Communications Equipment	—	1,296,765	—	1,296,765
Construction & Engineering	—	9,454,569	—	9,454,569
Construction Materials	1,599,534	8,066,366	—	9,665,900
Consumer Finance	3,108,878	—	—	3,108,878
Diversified Consumer Services	6,364,560	—	—	6,364,560
Diversified Financial Services	—	12,377,041	—	12,377,041
Diversified Telecommunication Services	10,897,236	—	—	10,897,236
Electric Utilities	5,294,189	—	—	5,294,189
Electrical Equipment	—	3,326,738	—	3,326,738
Electronic Equipment, Instruments & Components	—	19,268,155	—	19,268,155
Energy Equipment & Services	3,253,266	—	—	3,253,266
Equity Real Estate Investment Trusts (REITs)	2,917,510	—	—	2,917,510
Food & Staples Retailing	—	6,568,469	—	6,568,469
Food Products	5,258,360	—	—	5,258,360
Health Care Providers & Services	—	2,857,642	—	2,857,642
Hotels, Restaurants & Leisure	10,225,444	3,798,171	—	14,023,615
Household Durables	1,401,898	9,007,833	—	10,409,731
Independent Power and Renewable Electricity Producers	—	2,797,413	—	2,797,413

18

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Industrial Conglomerates	$—	$5,375,860	$—	$5,375,860
Insurance	—	32,124,412	—	32,124,412
Internet & Direct Marketing Retail	11,648,702	—	—	11,648,702
Internet Software & Services	57,914,800	59,285,700	—	117,200,500
IT Services	1,860,409	—	—	1,860,409
Leisure Products	—	3,448,819	—	3,448,819
Life Sciences Tools & Services	—	1,979,185	—	1,979,185
Machinery	—	10,431,301	—	10,431,301
Marine	—	3,822,415	—	3,822,415
Media	—	17,651,487	—	17,651,487
Metals & Mining	16,361,146	19,488,805	—	35,849,951
Oil, Gas & Consumable Fuels	14,387,563	29,084,090	—	43,471,653
Paper & Forest Products	—	5,516,926	—	5,516,926
Personal Products	5,037,088	—	—	5,037,088
Pharmaceuticals	—	3,133,037	—	3,133,037
Real Estate Management & Development	—	6,705,066	—	6,705,066
Road & Rail	4,406,716	6,649,954	—	11,056,670
Semiconductors & Semiconductor Equipment	26,927,340	40,364,595	—	67,291,935
Software	—	3,714,921	—	3,714,921
Technology Hardware, Storage & Peripherals	—	50,572,833	—	50,572,833
Textiles, Apparel & Luxury Goods	—	6,586,096	—	6,586,096
Thrifts & Mortgage Finance	—	4,528,175	—	4,528,175
Tobacco	—	5,097,902	—	5,097,902
Trading Companies & Distributors	—	5,788,985	—	5,788,985
Transportation Infrastructure	4,651,265	—	—	4,651,265
Wireless Telecommunication Services	—	18,978,848	—	18,978,848
Total Common Stocks	$289,568,329	$532,708,280	$—	$822,276,609
Repurchase Agreements	$—	$1,213,621	$—	$1,213,621
Warrants	2,386,706	—	—	2,386,706
Total	$291,955,035	$533,921,901	$—	$825,876,936

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the

19

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Securities Lending

During the six months ended June 30, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2018, were $1,213,621, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan

20

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the six months ended June 30, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2018, the joint repo on a gross basis was as follows:

ML Pierce Fenner & Smith, Inc., 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,833, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $357,000,000.

Pershing LLC, 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $450,077,250, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 11.50%, maturing 7/25/2019 - 4/20/2068; total market value $459,000,001.

21

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

At June 30, 2018, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$1,013,621	$—	$1,013,621	$(1,013,621)	$—
Pershing LLC	200,000	—	200,000	(200,000)	—
Total	$1,213,621	$—	$1,213,621	$(1,213,621)	$—

Amounts designated as “—” are zero.

*

At June 30, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

22

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Lazard Asset Management LLC
Standard Life Investments (Corporate Funds) Limited

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.95%
$500 million up to $2 billion	0.90%
$2 billion and more	0.85%

23

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The Trust and NFA have entered into a written contract waiving 0.05% of investment advisory fees of the Fund until April 30, 2019. During the six months ended June 30, 2018, the waiver of such investment advisory fees by NFA amounted to $97,336, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate before contractual fee waivers was 0.94%, and after contractual fee waivers was 0.89%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.20% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

During the six months ended June 30, 2018, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $85,335 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

24

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $536.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II and Class D, shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and Class D shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.15%, 0.15% and 0.22% for Class I, Class II and Class D shares, respectively, for a total amount of $168,158.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating

25

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $728,278,668 and sales of $38,858,274 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Credit and Emerging Markets

Investments in emerging market instruments are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher-rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less-liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging market investments.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and

26

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

9.  Federal Tax Information

As of June 30, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$840,472,481	$29,105,837	$(43,701,382)	$(14,595,545)

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit and Interfund Lending”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

27

Supplemental Information

June 30, 2018 (Unaudited)

American Century NVIT Multi Cap Value Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT Dynamic U.S. Growth Fund

(formerly, NVIT Large Cap Growth Fund)

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The

Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds and multi-manager funds;

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

28

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the

Broadridge peer group provided an appropriate comparison and for Funds with multiple Sub-Advisers.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s assessment the financial condition and stability of the Sub-Advisers; and

●	Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where

29

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Funds without identified performance or expense challenges

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Nationwide Fund, and NVIT Short Term Bond Fund.

Performance

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. They also considered that each of the Funds had achieved relative performance at the 50th comparative percentile or higher (except in the case of NVIT Core Plus Bond Fund and NVIT Short Term Bond Fund, which had achieved performance in the 51st and 53rd comparative percentiles, respectively) for the three-year period ended August 31, 2017. The Trustees determined on the basis of all of the information presented to them that each of the Funds had achieved a level of performance consistent with continuation of the Fund’s advisory agreement.

Actual Advisory Fee and Total Expense Ratio

The Trustees considered information concerning the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of the Funds. They considered, among other things, any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year, comparative information regarding the fees and expenses of peer funds, and the comparative quintile ranking of each Fund’s fees and expenses against its Broadridge expense group (where each Fund’s total expense ratio and actual advisory fee were above the median of the Fund’s peer group except in the case of the actual advisory fee for Neuberger Berman NVIT Socially Responsible Fund where the Fund’s actual advisory fee ranked in the 53 comparative percentile). After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Funds with expense challenges but without identified performance challenges

BlackRock NVIT Equity Dividend Fund, BlackRock NVIT Managed Global Allocation Fund, Federated NVIT High Income Bond Fund, NVIT Government Money Market Fund, NVIT Multi Sector Bond Fund, and Templeton NVIT International Value Fund.

Performance

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. They also considered that each of the Funds had achieved relative performance at the 50th comparative percentile or higher (except in the case of Templeton NVIT International Value Fund, which had achieved performance in the 52nd comparative percentile) for the three-year period ended August 31, 2017 (or the two-year period ended August 31, 2017 with respect to BlackRock NVIT Managed Global Allocation Fund, which commenced operations in July 2015). The Trustees determined on the basis of all of the information presented to them that each of the Funds had achieved a level of performance consistent with continuation of the Fund’s advisory agreement.

30

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

Actual Advisory Fee and Total Expense Ratio

The Trustees considered that each of the Funds had an actual advisory fee or total expense ratio, or both, that ranked at a level (typically below the third comparative quintile) that justified more detailed review. The Trustees considered the following factors, among others.

The Trustees noted that the actual advisory fee rate of Federated NVIT High Income Bond Fund, NVIT Government Money Market Fund, NVIT Multi Sector Bond Fund and Templeton NVIT International Value Fund did not rank within the top three quintiles of the Fund’s Broadridge expense group. The Trustees considered, however, that the total expense ratio (including 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) for each of these Funds, except for NVIT Government Money Market Fund, ranked within the top three quintiles of the Fund’s Broadridge expense group.

Federated NVIT High Income Bond Fund. The Trustees noted that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the first comparative quintile, and that, although the Fund’s actual advisory fee was above the median of its peer group, at the 71st comparative percentile, it was within the range of its peers.

NVIT Government Money Market Fund. The Trustees noted that the Fund’s actual advisory fee and total expense ratio were relatively high compared to the Broadridge expense group. The Trustees considered that the Adviser had implemented a ten-basis point advisory fee reduction in connection with the Fund’s transition to a government money market fund effective March 9, 2017. The Trustees considered the Adviser’s statements that, due to extraordinary fee waivers and expense limitations during the recent period of historically low short-term interest rates, the comparability of advisory fees and total expense ratios presented for peer funds in the Broadridge expense group was limited. In light of developments in the market for comparable funds the Trustees determined to continue to monitor the fees paid by the Fund to determine whether further fee changes might be appropriate.

NVIT Multi Sector Bond Fund. The Trustees noted the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked first among the Fund’s peers. The Trustees considered the Adviser’s statements that the Fund’s expense peer group is comprised of general bond funds, and that, when the Fund’s expenses are compared against a list of peer funds that include only multi-sector bond funds, the Fund’s actual advisory fee compares substantially more favorably. The Trustees also considered the Adviser’s statement that it had reduced its advisory fee in 2017 by 5 basis points, and that it lowered the Fund’s expense cap by 2 basis points in 2016.

Templeton NVIT International Value Fund. The Trustees noted the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the second comparative quintile. The Trustees also considered the Adviser’s statement that the Fund’s actual advisory fee was at approximately the 60th comparative percentile, within the range of peer funds.

BlackRock NVIT Equity Dividend Fund. The Trustees noted that the Fund’s actual advisory fee was below the peer group median. The Trustees also noted that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) was ranked within the fifth quintile of its Broadridge expense group but considered the Adviser’s statement, that, effective January 2017, in connection with the appointment of the Fund’s current sub-adviser, the Adviser had implemented an expense limitation agreement for the Fund that lowered the Fund’s total expense ratio, and that that expense reduction was effective for only a

31

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

part of the year over which the Fund’s expenses were measured.

BlackRock NVIT Managed Global Allocation Fund. The Trustees noted that the Fund’s actual advisory fee ranked within the second quintile of the Fund’s Broadridge expense group. They also considered that, although the Fund’s total expense ratio was above the median of the Fund’s peers, it exceeded the 60th comparative percentile by only 1.6 basis points; and that a number of the Fund’s peers are quite large relative to the Fund and likely enjoy substantial economies of scale not currently available to the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Funds with performance challenges but without identified expense challenges

American Century NVIT Multi Cap Value Fund, NVIT Emerging Markets Fund, NVIT International Equity Fund, NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund), and NVIT Real Estate Fund.

Actual Advisory Fee and Total Expense Ratio

The Trustees considered information concerning the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of these Funds. They considered, among other things, any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year, comparative information regarding the fees and expenses of peer funds, and the comparative quintile ranking of each Fund’s fees and expenses against its Broadridge expense group. The Trustees considered that the total expense ratio (including 12b-1 and non-12b-1 service fees) of each Fund ranked in the first comparative quintile of its peer group, and that the actual advisory fees of each Fund ranked in the 60th comparative percentile or better in comparison to its peers. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Performance

The Trustees identified each of these Funds as having achieved a level of total return performance that warranted additional consideration, based on comparison with funds in their respective performance universes for the three-year period ended August 31, 2017. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as information provided during investment review meetings conducted by the Board with the Adviser’s and/or the Sub-Advisers’ portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

American Century NVIT Multi Cap Value Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of unfavorable overweights to out-of-favor or underperforming sectors and stock selection, and the Adviser’s statements that the Sub-Adviser’s high-quality investment style has been out-of-favor over the past 12-months during which the Fund’s underperformance was concentrated. The Trustees further considered the Adviser’s statements that it would further assess the Fund’s performance and the Sub-Adviser’s process in the coming year.

NVIT Emerging Markets Fund. The Trustees considered that, effective February 2016, two new Sub-Advisers replaced the Fund’s former Sub-Adviser, and observed that the Fund’s underperformance was attributable principally to the Fund’s prior Sub-Adviser.

32

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

The Trustees also considered that the Fund’s performance had improved from the third comparative quintile for the three-year period to the second comparative quintile for the one-year period.

NVIT International Equity Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance compared to its peers is substantially the result of what the Adviser considers an inappropriate assignment of the Fund to a peer group with a “growth” bias, rather than to a “core” peer group, which the Adviser considers more appropriate, and where the Fund’s performance would compare significantly more favorably. The Trustees also considered the Adviser’s statements that the Sub-Adviser’s investment process has been consistent since the portfolio management team began managing the Fund and that the Fund’s performance has improved since the replacement of its prior Sub-Adviser in 2013.

NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund). The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of unfavorable underweight positions and stock selection and the structural issues that present difficulties for active managers to deliver alpha within the large growth category. The Trustees also considered the Adviser’s statement that the Sub-Adviser’s quantitative model-driven strategy may be contributing to the Fund’s underperformance, and that the Adviser intends to maintain heightened monitoring of the Fund’s performance going forward.

NVIT Real Estate Fund. The Trustees considered that, effective September 2017, a new Sub-Adviser replaced the former Sub-Adviser, and observed that the Fund’s underperformance was attributable to the Fund’s prior Sub-Adviser.

Funds with performance and expense challenges

NVIT Government Bond Fund and NVIT Managed American Funds Growth-Income Fund.

The Trustees identified each of these Funds as having achieved a level of total return performance that warranted additional consideration, based on comparison with funds in their respective performance universes for the three-year period ended August 31, 2017. In addition, the Trustees considered that each of the Funds had an actual advisory fee or total expense ratio that ranked at a level (typically below the third comparative quintile) that justified more detailed review.

NVIT Government Bond Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of the longer-term oriented positioning of the Fund’s portfolio and certain portfolio overweights. The Trustee’s considered the Adviser’s statements that the environment during the period under review was unfavorable for the longer-term oriented positioning of the portfolio, but that the Fund’s portfolio is structured well for the possibility of gradually rising interest rates and continuing economic growth.

As to the Fund’s expenses, the Trustees considered that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the second comparative quintile and that the Fund’s actual advisory fee was one basis point higher than the 60th comparative percentile.

NVIT Managed American Funds Growth-Income Fund. The Trustees considered that the Fund is designed to be offered as an investment option under variable insurance products, and that the Fund’s investment strategy calls for the Adviser to apply an overlay strategy intended to reduce volatility of the Fund under various market conditions. The Trustees considered the Adviser’s statement that, due to the levels

33

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

of short-term volatility in the equity markets at various times during the performance measuring period, the use of the overlay had detracted from the Fund’s performance due to its causing the Fund to underweight equities. The Trustees also noted the Adviser’s statement that market conditions in the one-year period were more amenable to the Fund’s overlay strategy, and the Fund achieved performance in the 28th comparative percentile.

As to the Fund’s expenses, the Trustees noted the Adviser’s actual advisory fee was the lowest of the funds in the Fund’s peer group, although the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) was the highest in the group. The Trustees considered the Adviser’s statement that the Fund’s peer group is small and narrowly focused and not representative of funds with investment strategies similar to those of the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that: (i) the Adviser’s explanation regarding these Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period; and (ii) each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

-        -        -

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, is subject to contractual advisory fee breakpoints. The Trustees considered that the Adviser had agreed to implement a contractual advisory fee breakpoint for NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund effective April 30, 2018. With respect to Blackrock NVIT Managed Global Allocation Fund, the Trustees determined to continue to monitor the fees paid by the Fund to determine whether breakpoints might become appropriate.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

34

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

35

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

36

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

37

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

38

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

39

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

40

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

41

Semiannual Report

June 30, 2018 (Unaudited)

NVIT Core Plus Bond Fund

SAR-CPB 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT Core Plus Bond Fund

Asset Allocation†

Corporate Bonds	32.3%
Mortgage-Backed Securities	29.8%
U.S. Treasury Obligations	17.3%
Asset-Backed Securities	8.9%
Foreign Government Securities	7.1%
Commercial Mortgage-Backed Securities	5.4%
Collateralized Mortgage Obligations	4.4%
U.S. Government Agency Securities	1.8%
Repurchase Agreements	1.3%
Short-Term Investment	0.5%
Futures	(0.1)%
Liabilities in excess of other assets††	(8.7)%
100.0%

Top Industries†††

Banks	5.1%
Oil, Gas & Consumable Fuels	4.1%
Capital Markets	3.3%
Media	2.4%
Technology Hardware, Storage & Peripherals	1.9%
Semiconductors & Semiconductor Equipment	1.8%
Diversified Telecommunication Services	1.4%
Food & Staples Retailing	1.4%
Health Care Providers & Services	1.4%
Electric Utilities	0.9%
Other Industries*	76.3%
100.0%
Top Holdings†††

U.S. Treasury Inflation Linked Bonds, 2.00%, 1/15/2026	3.0%
U.S. Treasury Bonds, 5.38%, 2/15/2031	2.4%
U.S. Treasury Inflation Linked Notes, 0.13%, 4/15/2021	2.0%
Kingdom of Spain, 2.90%, 10/31/2046	2.0%
Citibank Credit Card Issuance Trust, 1.75%, 11/19/2021	1.6%
FNMA, 4.00%, 9/25/2043	1.4%
FHLMC, 4.00%, 9/15/2043	1.4%
U.S. Treasury Inflation Linked Bonds, 3.88%, 4/15/2029	1.3%
Capital One Multi-Asset Execution Trust, 2.43%, 6/15/2022	1.2%
Australia Government Bond, 3.00%, 3/21/2047	1.0%
Other Holdings*	82.7%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of June 30, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	NVIT Core Plus Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Core Plus Bond Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)
Class I Shares	Actual	(b)	1,000.00	977.80	3.14	0.64
	Hypothetical	(b)(c)	1,000.00	1,021.62	3.21	0.64
Class II Shares	Actual	(b)	1,000.00	976.00	4.36	0.89
	Hypothetical	(b)(c)	1,000.00	1,020.38	4.46	0.89
Class Y Shares	Actual	(b)	1,000.00	978.70	2.40	0.49
	Hypothetical	(b)(c)	1,000.00	1,022.36	2.46	0.49

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT Core Plus Bond Fund

Asset-Backed Securities 8.9%

	Principal Amount	Value

Automobiles 0.4%
Ally Auto Receivables Trust, Series 2017-3, Class A2, 1.53%, 3/16/2020	$2,353,327	$2,347,353
Toyota Auto Receivables Owner Trust, Series 2017-B, Class A2A, 1.46%, 1/15/2020	4,019,744	4,008,234

		6,355,587

Credit Card 6.3%
Capital One Multi-Asset Execution Trust, Series 2014-A4, Class A4, 2.43%, 6/15/2022 (a)	23,010,000	23,069,389
Chase Issuance Trust
Series 2016-A2, Class A, 1.37%, 6/15/2021	16,410,000	16,205,180
Series 2012-A4, Class A4, 1.58%, 8/16/2021	17,780,000	17,556,344
Series 2018-A1, Class A1, 2.27%, 4/17/2023 (a)	7,000,000	6,997,901
Citibank Credit Card Issuance Trust
Series 2016-A1, Class A1, 1.75%, 11/19/2021	32,530,000	32,049,014
Series 2018-A1, Class A1, 2.49%, 1/20/2023	18,890,000	18,650,885

		114,528,713

Home Equity 0.2%
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2006-HE1, Class A3, 2.29%, 1/25/2036 (a)	1,026,161	1,018,722
RASC Trust, Series 2005-KS9, Class M5, 2.72%, 10/25/2035 (a)	1,680,000	1,688,361
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-NC1, Class A4, 2.24%, 5/25/2036 (a)	591,059	588,980

		3,296,063

Other 1.2%
Carrington Mortgage Loan Trust, Series 2006-RFC1, Class A3, 2.24%, 5/25/2036 (a)	210,517	210,371
Citigroup Mortgage Loan Trust, Inc.
Series 2006-WFH1, Class M2, 2.65%, 1/25/2036 (a)	521,225	521,544
Series 2006-WFH4, Class M1, 2.37%, 11/25/2036 (a)	4,968,000	4,910,444
JP Morgan Mortgage Acquisition Trust, Series 2007-HE1, Class AF1, 2.19%, 3/25/2047 (a)	914,482	644,264
Popular ABS Mortgage Pass-Through Trust, Series 2005-2, Class AV1B, 2.35%, 4/25/2035 (a)	2,330,563	2,311,716

Asset-Backed Securities (continued)

	Principal Amount	Value

Other (continued)
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2005-WF4, Class M4, 2.96%, 11/25/2035 (a)	$5,800,000	$5,832,705
Series 2006-AM1, Class A4, 2.25%, 4/25/2036 (a)	250,117	249,260
Verizon Owner Trust, Series 2016-2A, Class A, 1.68%, 5/20/2021 (b)	6,670,000	6,601,303

		21,281,607

Student Loan 0.8%
Navient Student Loan Trust
Series 2016-6A, Class A1, 2.57%, 3/25/2066 (a)(b)	1,472,922	1,475,346
Series 2017-3A, Class A1, 2.39%, 7/26/2066 (a)(b)	3,206,447	3,209,230
Series 2017-1A, Class A1, 2.49%, 7/26/2066 (a)(b)	1,068,955	1,069,412
Series 2017-4A, Class A1, 2.33%, 9/27/2066 (a)(b)	5,718,163	5,718,592
Series 2018-2A, Class A1, 2.33%, 3/25/2067 (a)(b)	3,506,838	3,508,934

		14,981,514

Total Asset-Backed Securities (cost $159,367,421)		160,443,484

Collateralized Mortgage Obligations 4.4%
FHLMC Structured Agency Credit Risk Debt Notes
Series 2017-DNA2, Class M2, 5.54%, 10/25/2029 (a)	8,600,000	9,401,888
Series 2017-HQA2, Class M2, 4.74%, 12/25/2029 (a)	3,100,000	3,195,711
Series 2017-HQA3, Class M2, 4.44%, 4/25/2030 (a)	7,360,000	7,525,859
Series 2018-DNA1, Class M2, 3.89%, 7/25/2030 (a)	6,030,000	5,929,986
Series 2018-HQA1, Class M2, 4.39%, 9/25/2030 (a)	9,910,000	9,879,770
FNMA
Series 2017-C03, Class 1M2, 5.09%, 10/25/2029 (a)	3,870,000	4,117,266
Series 2017-C04, Class 2M2, 4.94%, 11/25/2029 (a)	4,525,000	4,709,961
Series 2017-C05, Class 1M2, 4.29%, 1/25/2030 (a)	6,325,000	6,435,997
Series 2017-C06, Class 2M2, 4.89%, 2/25/2030 (a)	3,720,000	3,872,567
Series 2017-C07, Class 2M2, 4.59%, 5/25/2030 (a)	7,160,000	7,301,767
Series 2018-C01, Class 1M2, 4.34%, 7/25/2030 (a)	8,240,000	8,292,258
Series 2018-C02, Class 2M2, 4.29%, 8/25/2030 (a)	6,670,000	6,645,709
Permanent Master Issuer plc, Series 2018-1A, Class 1A1, 2.75%, 7/15/2058 (a)(b)	1,500,000	1,500,318

Total Collateralized Mortgage Obligations (cost $77,640,971)		78,809,057

5

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Commercial Mortgage-Backed Securities 5.4%

	Principal Amount	Value

Citigroup Commercial Mortgage Trust
Series 2016-GC36, Class A5, 3.62%, 2/10/2049	$2,340,000	$2,335,813
Series 2017-C4, Class A1, 2.12%, 10/12/2050	3,898,503	3,816,722
Series 2017-C4, Class A4, 3.47%, 10/12/2050	3,771,000	3,692,711
COMM Mortgage Trust
Series 2013-LC6, Class XB, IO, 0.51%, 1/10/2046 (a)(b)	30,500,000	506,870
Series 2013-CR6, Class XB, IO, 0.66%, 3/10/2046 (a)	33,000,000	758,700
Series 2014-CR16, Class XA, IO, 1.31%, 4/10/2047 (a)	44,335,319	1,785,020
Series 2014-CR17, Class XA, IO, 1.24%, 5/10/2047 (a)	32,841,556	1,373,601
Series 2014-UBS3, Class XA, IO, 1.45%, 6/10/2047 (a)	26,456,547	1,248,858
Series 2014-UBS6, Class XA, IO, 1.11%, 12/10/2047 (a)	19,802,938	854,875
Series 2015-LC21, Class A4, 3.71%, 7/10/2048	2,160,000	2,163,644
Series 2017-COR2, Class A1, 2.11%, 9/10/2050	2,524,272	2,464,987
CSAIL Commercial Mortgage Trust
Series 2015-C3, Class B, 4.25%, 8/15/2048 (a)	3,551,688	3,544,325
Series 2016-C7, Class A5, 3.50%, 11/15/2049	1,800,000	1,764,414
Series 2015-C2, Class XA, IO, 0.97%, 6/15/2057 (a)	38,266,999	1,586,198
GS Mortgage Securities Corp. II, Series 2015-GC30, Class XA, IO, 1.01%, 5/10/2050 (a)	47,578,830	1,918,897
GS Mortgage Securities Trust
Series 2012-GCJ7, Class B, 4.74%, 5/10/2045	4,325,000	4,437,632
Series 2014-GC18, Class XA, IO, 1.27%, 1/10/2047 (a)	64,480,475	2,680,415
Series 2014-GC26, Class XA, IO, 1.19%, 11/10/2047 (a)	34,951,640	1,681,848
Series 2015-GC32, Class A4, 3.76%, 7/10/2048	2,250,000	2,273,835
Series 2015-GC34, Class AAB, 3.28%, 10/10/2048	2,605,000	2,590,795
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A1, 2.08%, 10/15/2050	4,013,976	3,926,830
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C16, Class XA, IO, 1.30%, 6/15/2047 (a)	33,274,628	1,396,436
Series 2015-C24, Class A4, 3.73%, 5/15/2048	4,795,000	4,819,209
Series 2017-C34, Class A1, 2.11%, 11/15/2052	5,702,658	5,591,637

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

Morgan Stanley Capital I Trust, Series 2015-MS1, Class A4, 3.78%, 5/15/2048 (a)	$4,550,000	$4,591,077
UBS Commercial Mortgage Trust
Series 2017-C2, Class A4, 3.49%, 8/15/2050	2,700,000	2,641,719
Series 2017-C4, Class A1, 2.13%, 10/15/2050	3,448,902	3,375,044
Series 2017-C4, Class A4, 3.56%, 10/15/2050	3,500,000	3,438,049
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class ASB, 2.79%, 4/10/2046	4,397,306	4,368,330
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5, Class B, 4.14%, 10/15/2045	3,110,000	3,149,292
Series 2015-C29, Class A4, 3.64%, 6/15/2048	2,890,000	2,893,102
Series 2016-LC24, Class A4, 2.94%, 10/15/2049	1,500,000	1,421,659
Series 2016-NXS6, Class A4, 2.92%, 11/15/2049	4,700,000	4,424,069
Series 2017-C39, Class A5, 3.42%, 9/15/2050	2,713,000	2,646,378
Series 2017-C40, Class A1, 2.11%, 10/15/2050	2,519,915	2,468,970
Series 2016-LC25, Class A4, 3.64%, 12/15/2059	2,225,000	2,213,033
WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class XA, IO, 1.46%, 3/15/2047 (a)	26,802,359	1,183,895

Total Commercial Mortgage-Backed Securities (cost $100,552,087)		98,028,889

Corporate Bonds 32.3%
Aerospace & Defense 0.0%†
Arconic, Inc., 5.13%, 10/1/2024 (c)	65,000	64,188
BBA US Holdings, Inc., 5.38%, 5/1/2026 (b)(c)	120,000	120,451

		184,639

Auto Components 0.0%†
Goodyear Tire & Rubber Co. (The), 5.13%, 11/15/2023 (c)	65,000	64,512
ZF North America Capital, Inc., 4.00%, 4/29/2020 (b)(c)	155,000	156,121

		220,633

Banks 5.4%
Banco de Credito e Inversiones SA, 3.50%, 10/12/2027 (b)	200,000	180,500
Banco Santander SA, 3.13%, 2/23/2023	5,000,000	4,744,550
3.85%, 4/12/2023	6,000,000	5,867,953

6

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
Bank of America Corp., 4.45%, 3/3/2026	$6,110,000	$6,124,157
(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (d)	7,530,000	7,262,171
(ICE LIBOR USD 3 Month + 1.07%), 3.97%, 3/5/2029 (d)	4,590,000	4,517,627
Banque Centrale de Tunisie International Bond,
Reg. S, 5.75%, 1/30/2025	200,000	175,901
BNP Paribas SA, 3.50%, 3/1/2023 (b)	8,225,000	8,016,940
Capital One NA, 2.35%, 1/31/2020	10,810,000	10,654,471
CIT Group, Inc., 3.88%, 2/19/2019	162,500	162,947
4.13%, 3/9/2021 (c)	175,000	173,906
5.00%, 8/15/2022	160,000	161,800
Citigroup, Inc., 2.70%, 3/30/2021	6,355,000	6,232,828
(ICE LIBOR USD 3 Month + 1.56%), 3.89%, 1/10/2028 (d)	2,630,000	2,547,247
(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (d)	2,300,000	2,160,941
Corp. Financiera de Desarrollo SA,
(ICE LIBOR USD 3 Month + 5.61%), 5.25%, 7/15/2029 (b)(d)	338,000	334,873
Huntington National Bank (The), 2.50%, 8/7/2022	6,145,000	5,922,061
JPMorgan Chase & Co.,
(ICE LIBOR USD 3 Month + 1.16%), 3.22%, 3/1/2025 (d)	8,895,000	8,581,246
(ICE LIBOR USD 3 Month + 1.22%), 3.90%, 1/23/2049 (d)	3,275,000	2,940,508
Kreditanstalt fuer Wiederaufbau, 2.38%, 12/29/2022	11,110,000	10,861,538
Santander UK plc, 2.13%, 11/3/2020	9,710,000	9,426,346
TC Ziraat Bankasi A/S,
Reg. S, 4.25%, 7/3/2019	200,000	196,941
5.13%, 5/3/2022 (b)	200,000	185,042
Vnesheconombank,
Reg. S, 6.90%, 7/9/2020	200,000	207,487

		97,639,981

Beverages 1.0%
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/1/2046	2,495,000	2,565,804
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 4/15/2058	15,840,000	15,472,030

		18,037,834

Biotechnology 0.8%
AbbVie, Inc., 2.50%, 5/14/2020	5,910,000	5,838,785
Celgene Corp., 3.90%, 2/20/2028	6,010,000	5,686,864
Gilead Sciences, Inc., 4.75%, 3/1/2046	3,130,000	3,230,764

		14,756,413

Corporate Bonds (continued)

	Principal Amount	Value

Building Products 0.0%†
Jeld-Wen, Inc., 4.88%, 12/15/2027 (b)	$30,000	$27,900
USG Corp., 5.50%, 3/1/2025 (b)	75,000	77,063

		104,963

Capital Markets 3.5%
Credit Suisse Group AG,
(ICE LIBOR USD 3 Month + 1.20%), 3.00%, 12/14/2023 (b)(d)	8,530,000	8,160,191
4.28%, 1/9/2028 (b)	2,535,000	2,465,912
(ICE LIBOR USD 3 Month + 1.41%), 3.87%, 1/12/2029 (b)(d)	4,000,000	3,761,313
Goldman Sachs Group, Inc. (The),
(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (d)	8,630,000	8,181,095
(ICE LIBOR USD 3 Month + 1.30%), 4.22%, 5/1/2029 (c)(d)	7,460,000	7,347,430
(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (c)(d)	8,005,000	7,293,723
5.15%, 5/22/2045	5,495,000	5,468,743
Huarong Finance 2017 Co. Ltd.,
Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.77%), 4.50%, 1/24/2022 (d)(e)	200,000	195,432
Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.98%), 4.00%, 11/07/2022 (d)(e)	200,000	189,119
Lions Gate Capital Holdings LLC, 5.88%, 11/1/2024 (b)(c)	35,000	35,427
LPL Holdings, Inc., 5.75%, 9/15/2025 (b)(c)	375,000	364,687
Morgan Stanley, 2.50%, 4/21/2021	5,000,000	4,883,438
2.75%, 5/19/2022 (c)	5,690,000	5,512,189
3.88%, 1/27/2026	4,100,000	4,035,860
3.63%, 1/20/2027	5,615,000	5,391,669
MSCI, Inc., 5.25%, 11/15/2024 (b)	240,000	242,400
5.75%, 8/15/2025 (b)(c)	185,000	190,550

		63,719,178

Chemicals 0.1%
CF Industries, Inc., 5.38%, 3/15/2044	80,000	70,600
CNAC HK Finbridge Co. Ltd.,
Reg. S, 3.50%, 7/19/2022	200,000	193,118
NOVA Chemicals Corp., 5.25%, 8/1/2023 (b)	150,000	149,625
4.88%, 6/1/2024 (b)	230,000	218,500
5.00%, 5/1/2025 (b)	205,000	194,237
5.25%, 6/1/2027 (b)	140,000	130,463
WR Grace & Co.-Conn., 5.13%, 10/1/2021 (b)	160,000	163,152
5.63%, 10/1/2024 (b)	50,000	52,125

		1,171,820

7

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Commercial Services & Supplies 0.1%
ADT Corp. (The), 4.88%, 7/15/2032 (b)	$180,000	$140,850
Aramark Services, Inc., 5.13%, 1/15/2024	140,000	140,000
5.00%, 2/1/2028 (b)(c)	75,000	71,625
Harland Clarke Holdings Corp., 8.38%, 8/15/2022 (b)	240,000	235,200
Nielsen Co. Luxembourg SARL (The), 5.50%, 10/1/2021 (b)	125,000	125,625
Nielsen Finance LLC, 4.50%, 10/1/2020	150,000	149,812
5.00%, 4/15/2022 (b)	530,000	520,778
Prime Security Services Borrower LLC, 9.25%, 5/15/2023 (b)	280,000	298,116
RR Donnelley & Sons Co., 7.63%, 6/15/2020	183,000	187,575
7.88%, 3/15/2021 (c)	190,000	192,850
West Corp., 8.50%, 10/15/2025 (b)(c)	320,000	292,000

		2,354,431

Communications Equipment 0.0%†
CommScope Technologies LLC, 6.00%, 6/15/2025 (b)	150,000	153,187
CommScope, Inc., 5.00%, 6/15/2021 (b)	120,000	120,000
Riverbed Technology, Inc., 8.88%, 3/1/2023 (b)(c)	120,000	113,760

		386,947

Construction & Engineering 0.0%†
Mexico City Airport Trust, 5.50%, 7/31/2047 (b)	200,000	178,200

Consumer Finance 0.5%
Ally Financial, Inc., 3.25%, 11/5/2018	435,000	435,000
8.00%, 3/15/2020	605,000	646,594
7.50%, 9/15/2020	110,000	117,700
4.25%, 4/15/2021	105,000	105,000
Ford Motor Credit Co. LLC, 3.10%, 5/4/2023	4,985,000	4,747,374
Navient Corp., 5.50%, 1/15/2019	75,000	75,600
4.88%, 6/17/2019	500,000	502,500
8.00%, 3/25/2020	235,000	247,925
5.88%, 3/25/2021	130,000	131,950
6.63%, 7/26/2021	65,000	66,768
6.13%, 3/25/2024 (c)	205,000	202,438
5.88%, 10/25/2024 (c)	165,000	159,431
6.75%, 6/25/2025	60,000	59,400
6.75%, 6/15/2026	120,000	117,264
Springleaf Finance Corp., 8.25%, 12/15/2020	120,000	129,300
7.75%, 10/1/2021	155,000	166,625
6.13%, 5/15/2022	235,000	239,700

Corporate Bonds (continued)

	Principal Amount	Value

Consumer Finance (continued)
6.88%, 3/15/2025	$205,000	$203,462
7.13%, 3/15/2026	190,000	189,050

		8,543,081

Containers & Packaging 0.1%
Ardagh Packaging Finance plc, 4.25%, 9/15/2022 (b)	205,000	201,156
6.00%, 2/15/2025 (b)	215,000	209,356
Ball Corp., 4.38%, 12/15/2020 (c)	125,000	125,938
5.00%, 3/15/2022	150,000	154,312
Berry Global, Inc., 5.13%, 7/15/2023	195,000	193,294
BWAY Holding Co., 5.50%, 4/15/2024 (b)	160,000	156,000
Crown Americas LLC, 4.75%, 2/1/2026 (b)(c)	120,000	114,000
Owens-Brockway Glass Container, Inc., 5.00%, 1/15/2022 (b)	285,000	283,931
Reynolds Group Issuer, Inc., 5.75%, 10/15/2020	339,188	340,460
6.87%, 2/15/2021	55,446	56,139
5.13%, 7/15/2023 (b)	390,000	385,125
Sealed Air Corp., 5.50%, 9/15/2025 (b)	75,000	77,063

		2,296,774

Diversified Consumer Services 0.0%†
Service Corp. International, 5.38%, 1/15/2022	120,000	121,200
5.38%, 5/15/2024	370,000	378,325
ServiceMaster Co. LLC (The), 5.13%, 11/15/2024 (b)	90,000	87,300

		586,825

Diversified Financial Services 0.2%
AXA Equitable Holdings, Inc., 3.90%, 4/20/2023 (b)	3,565,000	3,536,916
Banco Nacional de Desenvolvimento Economico e Social, 4.75%, 5/9/2024 (b)	200,000	187,694
Charming Light Investments Ltd.,
Reg. S, 4.38%, 12/21/2027	200,000	186,700

		3,911,310

Diversified Telecommunication Services 1.5%
Altice France SA, 6.00%, 5/15/2022 (b)	285,000	286,012
7.38%, 5/1/2026 (b)	405,000	395,968
AT&T, Inc., 5.25%, 3/1/2037 (c)	8,850,000	8,704,447
4.90%, 8/15/2037 (b)	745,000	706,960
4.75%, 5/15/2046	4,010,000	3,582,041
CCO Holdings LLC, 5.25%, 9/30/2022	210,000	210,656
5.13%, 5/1/2023 (b)	365,000	360,328
5.75%, 2/15/2026 (b)	335,000	329,138
5.00%, 2/1/2028 (b)	330,000	301,950
Embarq Corp., 8.00%, 6/1/2036	535,000	504,906

8

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Diversified Telecommunication Services (continued)
Frontier Communications Corp., 8.13%, 10/1/2018 (c)	$55,000	$55,275
7.13%, 1/15/2023 (c)	70,000	51,581
7.63%, 4/15/2024	100,000	68,990
11.00%, 9/15/2025 (c)	900,000	719,730
9.00%, 8/15/2031 (c)	450,000	294,750
Intelsat Jackson Holdings SA, 5.50%, 8/1/2023	315,000	282,618
Intelsat Luxembourg SA, 8.13%, 6/1/2023 (c)	101,000	81,810
Level 3 Financing, Inc., 5.38%, 8/15/2022	225,000	225,000
5.13%, 5/1/2023 (c)	145,000	142,100
5.38%, 1/15/2024	95,000	93,052
Qwest Corp., 6.88%, 9/15/2033	267,000	250,354
Telecom Italia Capital SA, 6.00%, 9/30/2034	100,000	95,300
Verizon Communications, Inc., 4.27%, 1/15/2036	9,565,000	8,823,701
Virgin Media Finance plc, 6.00%, 10/15/2024 (b)	200,000	190,260
Virgin Media Secured Finance plc, 5.50%, 8/15/2026 (b)	200,000	187,220

		26,944,147

Electric Utilities 1.0%
ABY Transmision Sur SA, 6.88%, 4/30/2043 (b)	198,220	214,821
Commonwealth Edison Co., 4.00%, 3/1/2048	6,940,000	6,788,708
Duke Energy Corp., 1.80%, 9/1/2021	7,320,000	7,006,719
Eskom Holdings SOC Ltd., 7.13%, 2/11/2025 (b)	200,000	190,886
Southern Co. (The), 4.40%, 7/1/2046 (c)	4,205,000	4,105,207

		18,306,341

Electronic Equipment, Instruments & Components 0.0%†
CDW LLC, 5.00%, 9/1/2023	165,000	165,148
5.00%, 9/1/2025 (c)	75,000	73,688
Tsinghua Unic Ltd.,
Reg. S, 5.38%, 1/31/2023	200,000	186,281

		425,117

Energy Equipment & Services 0.0%†
Precision Drilling Corp., 6.50%, 12/15/2021 (c)	121,432	124,012
7.75%, 12/15/2023	95,000	99,988
5.25%, 11/15/2024 (c)	245,000	231,525

		455,525

Equity Real Estate Investment Trusts (REITs) 0.5%
Corporate Office Properties LP, 3.60%, 5/15/2023	5,645,000	5,462,723
Equinix, Inc., 5.88%, 1/15/2026	115,000	116,495

Corporate Bonds (continued)

	Principal Amount	Value

Equity Real Estate Investment Trusts (REITs) (continued)
ESH Hospitality, Inc., 5.25%, 5/1/2025 (b)(c)	$170,000	$164,050
Iron Mountain US Holdings, Inc., 5.38%, 6/1/2026 (b)	75,000	71,250
Iron Mountain, Inc., 6.00%, 8/15/2023	240,000	245,400
5.75%, 8/15/2024 (c)	385,000	377,300
5.25%, 3/15/2028 (b)(c)	90,000	83,286
MPT Operating Partnership LP, 6.38%, 3/1/2024	235,000	246,162
5.50%, 5/1/2024	250,000	253,125
5.25%, 8/1/2026	255,000	249,900
5.00%, 10/15/2027 (c)	310,000	296,050
Sabra Health Care LP, 5.50%, 2/1/2021	310,000	315,915
VICI Properties 1 LLC, 8.00%, 10/15/2023 (c)	140,000	155,400

		8,037,056

Food & Staples Retailing 1.5%
Albertsons Cos. LLC, 5.75%, 3/15/2025	145,000	128,325
Cencosud SA, 4.38%, 7/17/2027 (b)	260,000	238,680
Kroger Co. (The), 3.88%, 10/15/2046	2,585,000	2,142,531
Walmart, Inc., 3.40%, 6/26/2023	11,195,000	11,278,323
3.70%, 6/26/2028	7,740,000	7,805,204
4.05%, 6/29/2048	4,910,000	4,944,323

		26,537,386

Food Products 0.1%
Marfrig Holdings Europe BV,
Reg. S, 8.00%, 6/8/2023	200,000	202,500
Pinnacle Foods Finance LLC, 5.88%, 1/15/2024	105,000	110,644
Post Holdings, Inc., 5.50%, 3/1/2025 (b)	180,000	175,725
5.75%, 3/1/2027 (b)	115,000	111,550
5.63%, 1/15/2028 (b)	140,000	131,250

		731,669

Health Care Equipment & Supplies 0.1%
Abbott Laboratories, 2.35%, 11/22/2019	998,000	992,157
Hologic, Inc., 4.38%, 10/15/2025 (b)(c)	135,000	128,925
4.63%, 2/1/2028 (b)	25,000	23,500
Mallinckrodt International Finance SA, 5.50%, 4/15/2025 (b)(c)	80,000	64,000

		1,208,582

Health Care Providers & Services 1.5%
Centene Corp., 4.75%, 5/15/2022 (c)	240,000	241,500
6.13%, 2/15/2024	180,000	189,675
Centene Escrow I Corp., 5.38%, 6/1/2026 (b)	110,000	111,444

9

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Health Care Providers & Services (continued)
CVS Health Corp., 4.78%, 3/25/2038	$7,650,000	$7,524,322
5.05%, 3/25/2048	14,685,000	14,944,868
DaVita, Inc., 5.75%, 8/15/2022	230,000	233,883
5.13%, 7/15/2024 (c)	220,000	213,400
5.00%, 5/1/2025	65,000	61,181
Envision Healthcare Corp., 5.13%, 7/1/2022 (b)	130,000	131,138
5.63%, 7/15/2022 (c)	50,000	50,656
6.25%, 12/1/2024 (b)(c)	200,000	213,000
Fresenius Medical Care US Finance II, Inc., 6.50%, 9/15/2018 (b)	130,000	130,859
5.88%, 1/31/2022 (b)	80,000	84,795
HCA, Inc., 6.50%, 2/15/2020	85,000	88,241
5.88%, 3/15/2022	375,000	390,937
4.75%, 5/1/2023 (c)	325,000	324,188
5.00%, 3/15/2024	260,000	260,000
5.25%, 4/15/2025 (c)	130,000	130,000
7.69%, 6/15/2025	155,000	168,175
LifePoint Health, Inc., 5.88%, 12/1/2023	185,000	184,075
MPH Acquisition Holdings LLC, 7.13%, 6/1/2024 (b)	190,000	194,750
Tenet Healthcare Corp., 7.50%, 1/1/2022 (b)	100,000	104,000
8.13%, 4/1/2022	70,000	73,186
6.75%, 6/15/2023 (c)	100,000	99,500
4.63%, 7/15/2024 (b)	135,000	127,872
7.00%, 8/1/2025 (b)(c)	100,000	99,250
6.88%, 11/15/2031	75,000	68,250

		26,443,145

Health Care Technology 0.0%†
IQVIA, Inc., 5.00%, 10/15/2026 (b)(c)	200,000	194,750

Hotels, Restaurants & Leisure 0.2%
1011778 BC ULC, 4.63%, 1/15/2022 (b)	140,000	140,000
4.25%, 5/15/2024 (b)	340,000	322,150
5.00%, 10/15/2025 (b)	95,000	89,889
Boyd Gaming Corp., 6.88%, 5/15/2023	210,000	219,975
6.38%, 4/1/2026	185,000	187,312
Cedar Fair LP, 5.38%, 4/15/2027	40,000	39,400
Eldorado Resorts, Inc., 7.00%, 8/1/2023	100,000	105,000
GLP Capital LP, 4.38%, 11/1/2018	325,000	325,260
4.88%, 11/1/2020	420,000	424,725
5.38%, 11/1/2023	125,000	127,656
5.38%, 4/15/2026	35,000	34,650
Hilton Domestic Operating Co., Inc., 5.13%, 5/1/2026 (b)	90,000	88,425
Hilton Worldwide Finance LLC, 4.63%, 4/1/2025 (c)	160,000	156,000

Corporate Bonds (continued)

	Principal Amount	Value

Hotels, Restaurants & Leisure (continued)
International Game Technology plc, 5.63%, 2/15/2020 (b)	$200,000	$202,500
Jack Ohio Finance LLC, 6.75%, 11/15/2021 (b)	26,000	26,780
KFC Holding Co., 5.25%, 6/1/2026 (b)	195,000	192,075
MGM Resorts International, 8.63%, 2/1/2019	300,000	307,500
5.25%, 3/31/2020 (c)	105,000	106,838
6.63%, 12/15/2021	110,000	115,912
5.75%, 6/15/2025	135,000	134,791
NCL Corp. Ltd., 4.75%, 12/15/2021 (b)	291,000	290,273
Scientific Games International, Inc., 10.00%, 12/1/2022	125,000	133,371
Six Flags Entertainment Corp., 4.88%, 7/31/2024 (b)(c)	115,000	111,981

		3,882,463

Household Durables 0.1%
Lennar Corp., 8.38%, 1/15/2021 (c)	45,000	49,163
5.38%, 10/1/2022	200,000	204,000
4.75%, 11/15/2022	195,000	195,000
4.88%, 12/15/2023 (c)	145,000	144,637
5.25%, 6/1/2026 (c)	110,000	107,800
Meritage Homes Corp., 6.00%, 6/1/2025	70,000	70,875
PulteGroup, Inc., 4.25%, 3/1/2021	190,000	190,133
Taylor Morrison Communities, Inc., 5.25%, 4/15/2021 (b)	95,000	95,000
5.63%, 3/1/2024 (b)	125,000	122,265
Toll Brothers Finance Corp., 4.00%, 12/31/2018	190,000	189,976
4.38%, 4/15/2023 (c)	105,000	102,900
5.63%, 1/15/2024 (c)	20,000	20,600
4.88%, 3/15/2027	105,000	98,437
4.35%, 2/15/2028	150,000	134,063

		1,724,849

Household Products 0.0%†
Spectrum Brands, Inc., 5.75%, 7/15/2025	75,000	74,063

Independent Power and Renewable Electricity Producers 0.2%
Calpine Corp., 6.00%, 1/15/2022 (b)	445,000	453,900
5.38%, 1/15/2023 (c)	345,000	328,181
5.75%, 1/15/2025 (c)	75,000	68,578
NRG Energy, Inc., 6.25%, 7/15/2022	105,000	108,050
7.25%, 5/15/2026	390,000	415,350
6.63%, 1/15/2027	420,000	431,550
Talen Energy Supply LLC, 4.60%, 12/15/2021 (c)	215,000	186,512
9.50%, 7/15/2022 (b)	425,000	417,299
6.50%, 6/1/2025 (c)	115,000	87,688
Vistra Energy Corp., 5.88%, 6/1/2023 (c)	250,000	257,188

10

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Independent Power and Renewable Electricity Producers (continued)
7.63%, 11/1/2024	$365,000	$389,181
8.00%, 1/15/2025 (b)	40,000	42,950
8.13%, 1/30/2026 (b)	175,000	190,094

		3,376,521

Insurance 0.3%
Athene Holding Ltd., 4.13%, 1/12/2028	4,775,000	4,403,314

Internet & Direct Marketing Retail 0.0%†
Netflix, Inc., 5.38%, 2/1/2021 (c)	65,000	66,807
5.50%, 2/15/2022	245,000	252,007
4.38%, 11/15/2026 (c)	75,000	70,110
4.88%, 4/15/2028 (b)(c)	50,000	47,658
5.88%, 11/15/2028 (b)	85,000	85,825
QVC, Inc., 3.13%, 4/1/2019 (c)	105,000	104,878
5.45%, 8/15/2034	85,000	78,513

		705,798

Internet Software & Services 0.1%
Rackspace Hosting, Inc., 8.63%, 11/15/2024 (b)	340,000	341,700
Zayo Group LLC, 6.00%, 4/1/2023	95,000	96,662
6.38%, 5/15/2025	115,000	117,156
5.75%, 1/15/2027 (b)	275,000	270,188

		825,706

IT Services 0.0%†
First Data Corp., 7.00%, 12/1/2023 (b)	170,000	177,069
5.00%, 1/15/2024 (b)	550,000	545,875

		722,944

Machinery 0.0%†
CNH Industrial Capital LLC, 3.38%, 7/15/2019	65,000	65,052
4.88%, 4/1/2021	100,000	102,625
4.38%, 4/5/2022	105,000	105,269
CNH Industrial NV, 4.50%, 8/15/2023	65,000	65,351
Novelis Corp., 6.25%, 8/15/2024 (b)	65,000	65,000
5.88%, 9/30/2026 (b)	185,000	177,138
Welbilt, Inc., 9.50%, 2/15/2024	85,000	93,606

		674,041

Media 2.6%
Acosta, Inc., 7.75%, 10/1/2022 (b)(c)	395,000	195,525
Altice Luxembourg SA, 7.75%, 5/15/2022 (b)(c)	335,000	324,112
7.63%, 2/15/2025 (b)(c)	200,000	184,000
Altice US Finance I Corp., 5.50%, 5/15/2026 (b)(c)	245,000	236,425

Corporate Bonds (continued)

	Principal Amount	Value

Media (continued)
AMC Entertainment Holdings, Inc., 5.75%, 6/15/2025 (c)	$190,000	$186,200
6.13%, 5/15/2027 (c)	170,000	164,900
AMC Networks, Inc., 4.75%, 8/1/2025 (c)	95,000	91,320
Cequel Communications Holdings I LLC, 5.13%, 12/15/2021 (b)	250,000	248,437
7.75%, 7/15/2025 (b)(c)	200,000	209,000
Charter Communications Operating LLC, 4.46%, 7/23/2022	3,975,000	4,023,840
4.91%, 7/23/2025	11,485,000	11,598,521
6.48%, 10/23/2045	4,360,000	4,595,594
5.38%, 5/1/2047 (c)	6,400,000	5,811,827
Comcast Corp., 2.35%, 1/15/2027	10,145,000	8,885,245
3.30%, 2/1/2027 (c)	3,555,000	3,344,729
4.00%, 8/15/2047	3,620,000	3,213,445
CSC Holdings LLC, 7.63%, 7/15/2018	150,000	150,075
10.88%, 10/15/2025 (b)	351,000	404,633
5.50%, 4/15/2027 (b)(c)	210,000	200,550
DISH DBS Corp., 6.75%, 6/1/2021	65,000	65,081
5.88%, 11/15/2024 (c)	275,000	232,719
Lamar Media Corp., 5.00%, 5/1/2023	55,000	55,756
5.75%, 2/1/2026	70,000	70,875
Liberty Interactive LLC, 8.50%, 7/15/2029	65,000	69,875
MDC Partners, Inc., 6.50%, 5/1/2024 (b)(c)	315,000	273,262
Outfront Media Capital LLC, 5.88%, 3/15/2025	80,000	80,652
Sinclair Television Group, Inc., 5.38%, 4/1/2021	155,000	156,163
5.13%, 2/15/2027 (b)(c)	120,000	110,400
Sirius XM Radio, Inc., 4.63%, 5/15/2023 (b)	20,000	19,500
6.00%, 7/15/2024 (b)(c)	425,000	432,969
5.38%, 7/15/2026 (b)(c)	220,000	211,750
5.00%, 8/1/2027 (b)	130,000	121,712
TEGNA, Inc., 5.13%, 10/15/2019	139,000	139,000
5.13%, 7/15/2020	205,000	206,281
Tribune Media Co., 5.88%, 7/15/2022	230,000	232,128
Unitymedia Hessen GmbH & Co. KG, 5.00%, 1/15/2025 (b)	205,000	207,563
Univision Communications, Inc., 6.75%, 9/15/2022 (b)	76,000	77,801
5.13%, 5/15/2023 (b)	635,000	609,600
Ziggo BV, 5.50%, 1/15/2027 (b)	230,000	214,843

		47,656,308

11

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Metals & Mining 0.8%
ArcelorMittal, 7.00%, 3/1/2041	$50,000	$56,446
Big River Steel LLC, 7.25%, 9/1/2025 (b)	141,000	144,892
China Minmetals Corp., Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.72%), 3.75%, 11/13/2022 (d)(e)	244,000	223,480
Chinalco Capital Holdings Ltd.,
Reg. S, 4.25%, 4/21/2022	200,000	189,498
Corp. Nacional del Cobre de Chile,
Reg. S, 5.63%, 9/21/2035	100,000	111,770
CSN Resources SA,
Reg. S, 6.50%, 7/21/2020	100,000	93,125
FMG Resources August 2006 Pty. Ltd., 4.75%, 5/15/2022 (b)	95,000	91,675
5.13%, 5/15/2024 (b)(c)	50,000	47,562
Freeport-McMoRan, Inc., 3.10%, 3/15/2020	85,000	83,300
4.00%, 11/14/2021	190,000	185,250
3.55%, 3/1/2022	60,000	57,000
3.88%, 3/15/2023 (c)	225,000	212,625
5.40%, 11/14/2034	300,000	272,250
5.45%, 3/15/2043	200,000	175,440
Hudbay Minerals, Inc., 7.63%, 1/15/2025 (b)	115,000	120,462
Nexa Resources SA, 5.38%, 5/4/2027 (b)	318,000	308,460
Steel Dynamics, Inc., 5.50%, 10/1/2024	85,000	86,594
Teck Resources Ltd., 4.75%, 1/15/2022	85,000	85,178
8.50%, 6/1/2024 (b)	100,000	109,625
6.25%, 7/15/2041	145,000	144,275
Vale Overseas Ltd., 6.25%, 8/10/2026	10,410,000	11,274,030

		14,072,937

Mortgage Real Estate Investment Trusts (REITs) 0.0%†
Starwood Property Trust, Inc., 3.63%, 2/1/2021 (b)(c)	205,000	200,388

Oil, Gas & Consumable Fuels 4.5%
Abu Dhabi Crude Oil Pipeline LLC, 3.65%, 11/2/2029 (b)	200,000	185,090
4.60%, 11/2/2047 (b)	200,000	183,200
Antero Midstream Partners LP, 5.38%, 9/15/2024 (c)	210,000	211,575
Antero Resources Corp., 5.38%, 11/1/2021	280,000	283,500
5.13%, 12/1/2022	270,000	270,675
Ascent Resources Utica Holdings LLC, 10.00%, 4/1/2022 (b)	170,000	187,000
Canadian Natural Resources Ltd., 4.95%, 6/1/2047	1,830,000	1,888,781
Cheniere Corpus Christi Holdings LLC, 5.88%, 3/31/2025	260,000	270,400

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
Cheniere Energy Partners LP, 5.25%, 10/1/2025 (b)	$390,000	$380,425
Chesapeake Energy Corp., 6.13%, 2/15/2021	105,000	106,312
8.00%, 1/15/2025 (c)	150,000	152,767
8.00%, 6/15/2027 (c)	185,000	188,238
Concho Resources, Inc., 4.30%, 8/15/2028	8,220,000	8,239,113
Continental Resources, Inc., 4.50%, 4/15/2023	105,000	106,552
3.80%, 6/1/2024	75,000	73,166
Crestwood Midstream Partners LP, 6.25%, 4/1/2023	70,000	71,225
5.75%, 4/1/2025	65,000	64,919
DCP Midstream Operating LP, 9.75%, 3/15/2019 (b)	115,000	119,744
2.70%, 4/1/2019	70,000	69,300
8.13%, 8/16/2030	65,000	77,187
(ICE LIBOR USD 3 Month + 3.85%), 5.85%, 5/21/2043 (b)(c)(d)	140,000	128,100
5.60%, 4/1/2044	115,000	108,531
Energy Transfer Equity LP, 7.50%, 10/15/2020	365,000	389,181
5.88%, 1/15/2024	100,000	102,500
Energy Transfer Partners LP, 4.15%, 10/1/2020	4,500,000	4,551,369
4.50%, 11/1/2023	4,100,000	4,124,190
4.95%, 6/15/2028	6,330,000	6,310,342
5.80%, 6/15/2038	3,155,000	3,122,630
Enterprise Products Operating LLC, 4.25%, 2/15/2048	6,440,000	5,991,982
EP Energy LLC, 7.75%, 9/1/2022	100,000	78,500
6.38%, 6/15/2023	410,000	281,875
9.38%, 5/1/2024 (b)(c)	305,000	250,100
Hess Corp., 4.30%, 4/1/2027 (c)	5,885,000	5,683,894
KazMunayGas National Co. JSC,
Reg. S, 9.13%, 7/2/2018	300,000	300,000
5.38%, 4/24/2030 (b)	299,000	299,652
5.75%, 4/19/2047 (b)	200,000	190,500
Reg. S, 5.75%, 4/19/2047	200,000	190,500
Kinder Morgan, Inc., 4.30%, 3/1/2028	6,970,000	6,771,291
5.55%, 6/1/2045	1,870,000	1,882,406
MPLX LP, 4.50%, 4/15/2038	7,965,000	7,356,852
Newfield Exploration Co., 5.38%, 1/1/2026	60,000	61,350
Noble Energy, Inc., 5.05%, 11/15/2044	2,440,000	2,438,448
NuStar Logistics LP, 4.80%, 9/1/2020	130,000	130,325
6.75%, 2/1/2021	20,000	20,950
4.75%, 2/1/2022 (c)	15,000	14,662
5.63%, 4/28/2027 (c)	75,000	72,563
Oasis Petroleum, Inc., 6.88%, 3/15/2022	95,000	96,635
6.25%, 5/1/2026 (b)	70,000	70,700

12

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
PDC Energy, Inc., 6.13%, 9/15/2024	$70,000	$71,400
Peru LNG Srl, 5.38%, 3/22/2030 (b)	200,000	198,000
Petrobras Global Finance BV, 7.38%, 1/17/2027	173,000	172,784
Petroleos de Venezuela SA,
Reg. S, 6.00%, 5/16/2024 (f)	322,820	68,018
Reg. S, 6.00%, 11/15/2026 (f)	830,693	174,446
Reg. S, 5.38%, 4/12/2027 (f)	789,800	181,654
Petroleos del Peru SA, 4.75%, 6/19/2032 (b)	200,000	191,400
Petroleos Mexicanos,
(ICE LIBOR USD 3 Month + 3.65%), 5.98%, 3/11/2022 (d)	83,000	88,603
3.50%, 1/30/2023	5,000,000	4,733,350
4.63%, 9/21/2023	89,000	87,754
5.35%, 2/12/2028 (b)	190,000	179,892
6.75%, 9/21/2047	382,000	360,188
6.35%, 2/12/2048 (b)	207,000	186,817
Range Resources Corp., 5.00%, 8/15/2022 (c)	65,000	64,350
5.00%, 3/15/2023 (c)	365,000	353,138
Rio Energy SA, 6.88%, 2/1/2025 (b)	150,000	124,500
Rockies Express Pipeline LLC, 6.85%, 7/15/2018 (b)	125,000	125,100
6.00%, 1/15/2019 (b)	170,000	171,912
5.63%, 4/15/2020 (b)	240,000	245,700
Sanchez Energy Corp., 6.13%, 1/15/2023	350,000	238,000
SemGroup Corp., 5.63%, 11/15/2023	280,000	263,900
7.25%, 3/15/2026	105,000	102,900
SM Energy Co., 6.13%, 11/15/2022	140,000	143,500
5.00%, 1/15/2024 (c)	90,000	85,162
Southern Gas Corridor CJSC,
Reg. S, 6.88%, 3/24/2026	240,000	258,749
6.88%, 3/24/2026 (b)	206,000	222,093
State Oil Co. of the Azerbaijan Republic,
Reg. S, 4.75%, 3/13/2023	500,000	492,400
Reg. S, 6.95%, 3/18/2030 (c)	250,000	267,115
Summit Midstream Holdings LLC, 5.75%, 4/15/2025 (c)	275,000	261,250
Targa Resources Partners LP, 4.13%, 11/15/2019	135,000	135,000
4.25%, 11/15/2023 (c)	95,000	91,200
6.75%, 3/15/2024	195,000	204,750
5.13%, 2/1/2025	125,000	123,438
5.00%, 1/15/2028 (b)(c)	185,000	172,050
Tullow Oil plc, 7.00%, 3/1/2025 (b)	200,000	189,250
Whiting Petroleum Corp., 5.75%, 3/15/2021 (c)	155,000	158,405
6.25%, 4/1/2023 (c)	155,000	158,875
6.63%, 1/15/2026 (b)(c)	65,000	66,950
Williams Cos., Inc. (The), 7.88%, 9/1/2021	55,000	61,188
5.75%, 6/24/2044	60,000	62,025

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
Williams Partners LP, 4.50%, 11/15/2023	$5,000,000	$5,076,171
WPX Energy, Inc., 5.25%, 9/15/2024 (c)	125,000	122,969
5.75%, 6/1/2026 (c)	60,000	59,831

		80,945,374

Personal Products 0.0%†
Edgewell Personal Care Co., 4.70%, 5/19/2021	30,000	29,925
4.70%, 5/24/2022	125,000	122,188
Prestige Brands, Inc., 6.38%, 3/1/2024 (b)(c)	80,000	79,200

		231,313

Pharmaceuticals 0.9%
AstraZeneca plc, 2.38%, 6/12/2022	7,205,000	6,930,489
Endo Dac, 6.00%, 7/15/2023 (b)	270,000	222,075
Endo Finance LLC, 5.38%, 1/15/2023 (b)	295,000	236,000
Shire Acquisitions Investments Ireland DAC, 1.90%, 9/23/2019	7,730,000	7,608,536
Valeant Pharmaceuticals International, Inc., 6.50%, 3/15/2022 (b)	65,000	67,275
5.50%, 3/1/2023 (b)	35,000	32,550
5.88%, 5/15/2023 (b)	380,000	356,963
5.50%, 11/1/2025 (b)	220,000	216,810

		15,670,698

Professional Services 0.0%†
IHS Markit Ltd., 5.00%, 11/1/2022 (b)	300,000	302,625

Real Estate Management & Development 0.0%†
China Evergrande Group,
Reg. S, 8.75%, 6/28/2025	200,000	175,377
Country Garden Holdings Co. Ltd.,
Reg. S, 4.75%, 7/25/2022	200,000	189,764
Realogy Group LLC, 4.50%, 4/15/2019 (b)(c)	210,000	210,525

		575,666

Road & Rail 0.3%
Avis Budget Car Rental LLC, 5.25%, 3/15/2025 (b)	90,000	81,900
Hertz Corp. (The), 5.88%, 10/15/2020	95,000	92,862
7.63%, 6/1/2022 (b)	55,000	52,800
5.50%, 10/15/2024 (b)(c)	490,000	385,263
Norfolk Southern Corp., 4.15%, 2/28/2048	4,140,000	3,982,432
Park Aerospace Holdings Ltd., 5.25%, 8/15/2022 (b)	620,000	613,806
5.50%, 2/15/2024 (b)(c)	315,000	310,997

		5,520,060

13

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Semiconductors & Semiconductor Equipment 2.0%
Amkor Technology, Inc., 6.38%, 10/1/2022	$205,000	$208,588
Broadcom Corp., 2.38%, 1/15/2020	7,420,000	7,323,317
2.65%, 1/15/2023	12,445,000	11,719,934
Microchip Technology, Inc., 3.92%, 6/1/2021 (b)	7,425,000	7,437,331
4.33%, 6/1/2023 (b)	8,300,000	8,314,113
Micron Technology, Inc., 5.50%, 2/1/2025	85,000	88,506
NXP BV, 4.13%, 6/1/2021 (b)	200,000	199,500
Sensata Technologies UK Financing Co. plc, 6.25%, 2/15/2026 (b)	200,000	208,000

		35,499,289

Software 0.1%
CDK Global, Inc., 3.80%, 10/15/2019	80,000	80,178
5.00%, 10/15/2024	60,000	61,350
5.88%, 6/15/2026	75,000	76,425
4.88%, 6/1/2027	66,000	63,277
Infor Software Parent LLC Cash, 7.12%, 5/1/2021 (b)(c)(g)	175,000	175,438
j2 Cloud Services LLC, 6.00%, 7/15/2025 (b)(c)	185,000	187,312
Nuance Communications, Inc., 5.38%, 8/15/2020 (b)	97,000	97,000
6.00%, 7/1/2024	325,000	327,844
Open Text Corp., 5.88%, 6/1/2026 (b)	245,000	249,900

		1,318,724

Specialty Retail 0.0%†
Penske Automotive Group, Inc., 3.75%, 8/15/2020	220,000	217,800
PetSmart, Inc., 5.88%, 6/1/2025 (b)(c)	45,000	34,655

		252,455

Technology Hardware, Storage & Peripherals 2.1%
Apple, Inc., 4.65%, 2/23/2046	7,015,000	7,557,261
Dell International LLC, 4.42%, 6/15/2021 (b)	12,010,000	12,185,616
5.88%, 6/15/2021 (b)	225,000	228,065
5.45%, 6/15/2023 (b)	6,000,000	6,279,824
6.02%, 6/15/2026 (b)	4,990,000	5,241,454
Hewlett Packard Enterprise Co., 4.90%, 10/15/2025	6,200,000	6,328,318

		37,820,538

Textiles, Apparel & Luxury Goods 0.0%†
Hanesbrands, Inc., 4.88%, 5/15/2026 (b)(c)	50,000	48,250

Trading Companies & Distributors 0.1%
Aircastle Ltd., 4.63%, 12/15/2018	225,000	225,742
6.25%, 12/1/2019	205,000	212,038

Corporate Bonds (continued)

	Principal Amount	Value

Trading Companies & Distributors (continued)
5.13%, 3/15/2021	$290,000	$296,162
5.50%, 2/15/2022 (c)	155,000	158,488
HD Supply, Inc., 5.75%, 4/15/2024 (b)(h)	205,000	214,994
United Rentals North America, Inc., 4.63%, 7/15/2023	50,000	49,875
5.75%, 11/15/2024 (c)	150,000	152,437

		1,309,736

Water Utilities 0.0%†
Agua y Saneamientos Argentinos SA,
Reg. S, 6.63%, 2/1/2023	150,000	128,250

Wireless Telecommunication Services 0.1%
Hughes Satellite Systems Corp., 6.50%, 6/15/2019	162,000	165,799
Sprint Communications, Inc., 9.00%, 11/15/2018 (b)	180,000	183,600
Sprint Corp., 7.88%, 9/15/2023	185,000	191,822
7.13%, 6/15/2024	465,000	469,459
7.63%, 3/1/2026	130,000	132,600
T-Mobile USA, Inc., 6.00%, 3/1/2023	355,000	366,715
6.00%, 4/15/2024	70,000	72,450
4.50%, 2/1/2026	25,000	23,344
Wind Tre SpA, 5.00%, 1/20/2026 (b)	390,000	309,075

		1,914,864

Total Corporate Bonds (cost $597,348,633)		583,233,921

Foreign Government Securities 7.1%
ANGOLA 0.0%†
Republic of Angola,
Reg. S, 8.25%, 5/9/2028 (c)	200,000	200,070
Reg. S, 9.38%, 5/8/2048 (c)	200,000	201,672

		401,742

ARGENTINA 0.1%
Republic of Argentina, 8.28%, 12/31/2033	336,489	314,617
2.50%, 12/31/2038 (h)	1,490,000	844,830
6.88%, 1/11/2048	287,000	214,823

		1,374,270

AUSTRALIA 1.1%
Australia Government Bond,
Reg. S, 3.00%, 3/21/2047	AUD 27,465,000	19,916,788

BAHRAIN 0.0%†
Kingdom of Bahrain,
Reg. S, 6.75%, 9/20/2029	$200,000	174,000

BELARUS 0.0%†
Belarus Government Bond,
Reg. S, 7.63%, 6/29/2027	200,000	208,790

14

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Foreign Government Securities (continued)

	Principal Amount	Value

BELIZE 0.0%†
Belize Government Bond,
Reg. S, 4.94%, 2/20/2034 (h)	$218,000	$129,165

BERMUDA 0.0%†
Bermuda Government Bond, 4.85%, 2/6/2024 (b)	200,000	205,264
Reg. S, 3.72%, 1/25/2027	200,000	185,300

		390,564

BRAZIL 0.0%†
Brazil Minas SPE via State of Minas Gerais,
Reg. S, 5.33%, 2/15/2028	200,000	191,000
Federative Republic of Brazil, 5.00%, 1/27/2045	200,000	158,302

		349,302

CANADA 1.2%
Export Development Canada, 1.00%, 11/1/2018	17,905,000	17,826,565
Province of Ontario, 2.00%, 1/30/2019	4,000,000	3,989,801

		21,816,366

COLOMBIA 0.1%
Republic of Colombia, 7.38%, 9/18/2037	132,000	164,340
6.13%, 1/18/2041	470,000	526,400
5.00%, 6/15/2045	200,000	196,750

		887,490

COSTA RICA 0.0%†
Republic of Costa Rica, 7.16%, 3/12/2045 (b)	438,000	432,525
Reg. S, 7.16%, 3/12/2045	200,000	197,500

		630,025

CROATIA 0.1%
Republic of Croatia,
Reg. S, 5.50%, 4/4/2023	440,000	462,479
Reg. S, 6.00%, 1/26/2024	250,000	268,625

		731,104

DOMINICAN REPUBLIC 0.0%†
Dominican Republic Bond,
Reg. S, 7.45%, 4/30/2044	100,000	103,750

ECUADOR 0.0%†
Republic of Ecuador,
Reg. S, 9.63%, 6/2/2027	200,000	185,740

EGYPT 0.0%†
Arab Republic of Egypt,
Reg. S, 8.50%, 1/31/2047	200,000	193,524
Reg. S, 7.90%, 2/21/2048	430,000	391,231

		584,755

Foreign Government Securities (continued)

	Principal Amount	Value

EL SALVADOR 0.0%†
Republic of El Salvador,
Reg. S, 7.75%, 1/24/2023	$80,000	$83,789
Reg. S, 8.63%, 2/28/2029	62,000	66,340

		150,129

GHANA 0.1%
Republic of Ghana,
Reg. S, 7.63%, 5/16/2029 (c)	366,000	357,308
Reg. S, 10.75%, 10/14/2030	330,000	400,389

		757,697

HUNGARY 0.0%†
Hungary Government Bond, 7.63%, 3/29/2041	280,000	382,130

INDONESIA 0.1%
Republic of Indonesia,
Reg. S, 7.75%, 1/17/2038	185,000	237,620
Reg. S, 5.25%, 1/17/2042	540,000	542,243
4.35%, 1/11/2048	200,000	179,297

		959,160

IVORY COAST 0.1%
Republic of Cote d’Ivoire,
Reg. S, 5.75%, 12/31/2032 (c)(h)	1,323,000	1,225,204

JAMAICA 0.0%†
Jamaica Government Bond, 6.75%, 4/28/2028	200,000	213,916

JAPAN 0.7%
Tokyo Metropolitan Government, 3.25%, 6/1/2023 (b)	11,820,000	11,818,144

JORDAN 0.0%†
Hashemite Kingdom of Jordan,
Reg. S, 6.13%, 1/29/2026	200,000	193,231

KENYA 0.0%†
Republic of Kenya,
Reg. S, 8.25%, 2/28/2048	210,000	196,631

LEBANON 0.0%†
Lebanon Government Bond,
Reg. S, 6.85%, 3/23/2027	45,000	35,513
Reg. S, 6.65%, 2/26/2030	145,000	107,935

		143,448

MEXICO 0.0%†
United Mexican States, 5.75%, 10/12/2110	702,000	691,119

MONGOLIA 0.0%†
Mongolia Government Bond,
Reg. S, 10.88%, 4/6/2021	200,000	222,880
Reg. S, 8.75%, 3/9/2024	200,000	214,328

		437,208

15

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Foreign Government Securities (continued)

	Principal Amount	Value

NIGERIA 0.1%
Federal Republic of Nigeria, 5.63%, 6/27/2022	$200,000	$196,000
Reg. S, 6.50%, 11/28/2027	200,000	185,854
Reg. S, 7.14%, 2/23/2030	200,000	188,665
Reg. S, 7.88%, 2/16/2032	400,000	392,200

		962,719

OMAN 0.0%†
Oman Government Bond,
Reg. S, 5.63%, 1/17/2028	259,000	243,784
Reg. S, 6.50%, 3/8/2047	200,000	179,008
Reg. S, 6.75%, 1/17/2048	249,000	225,345

		648,137

PANAMA 0.0%†
Republic of Panama, 8.88%, 9/30/2027	400,000	537,000

PARAGUAY 0.0%†
Republic of Paraguay,
Reg. S, 6.10%, 8/11/2044	200,000	204,500

QATAR 0.0%†
Qatar Government Bond,
Reg. S, 4.50%, 4/23/2028	205,000	206,884

RUSSIA 0.0%†
Russian Federal Bond-OFZ,
Reg. S, 5.88%, 9/16/2043	200,000	214,876
Reg. S, 5.25%, 6/23/2047	200,000	192,600

		407,476

SAUDI ARABIA 0.0%†
Kingdom of Saudi Arabia,
Reg. S, 2.88%, 3/4/2023 (c)	200,000	192,381
Reg. S, 4.50%, 4/17/2030	200,000	199,767

		392,148

SERBIA 0.0%†
Republic of Serbia,
Reg. S, 4.88%, 2/25/2020	200,000	203,108
Reg. S, 7.25%, 9/28/2021	350,000	381,937

		585,045

SOUTH AFRICA 0.9%
Republic of South Africa, 5.88%, 6/22/2030	200,000	198,278
6.50%, 2/28/2041	ZAR 293,030,000	15,235,402
5.65%, 9/27/2047	$200,000	180,000

		15,613,680

SPAIN 2.2%
Kingdom of Spain,
Reg. S, 2.90%, 10/31/2046 (b)	EUR 30,730,000	39,133,648

SRI LANKA 0.1%
Democratic Socialist Republic of Sri Lanka,
Reg. S, 5.88%, 7/25/2022 (c)	267,000	262,146
Reg. S, 6.85%, 11/3/2025	217,000	209,956

Foreign Government Securities (continued)

	Principal Amount	Value

SRI LANKA (continued)
Reg. S, 6.20%, 5/11/2027	$200,000	$182,507
Reg. S, 6.75%, 4/18/2028	477,000	450,122

		1,104,731

TURKEY 0.1%
Export Credit Bank of Turkey,
Reg. S, 5.38%, 2/8/2021	200,000	194,575
5.38%, 10/24/2023 (b)	200,000	181,450
Republic of Turkey, 7.50%, 11/7/2019	210,000	215,540
6.25%, 9/26/2022	200,000	200,568
6.00%, 3/25/2027	750,000	704,742
5.13%, 2/17/2028	222,000	195,422
6.13%, 10/24/2028	200,000	187,300
6.00%, 1/14/2041	200,000	169,501

		2,049,098

UKRAINE 0.1%
Ukraine Government Bond,
Reg. S, 7.75%, 9/1/2025	130,000	121,694
Reg. S, 7.75%, 9/1/2026	260,000	240,807
Reg. S, 7.75%, 9/1/2027	250,000	229,353
0.00%, 5/31/2040 (a)(b)	228,000	144,096
Ukreximbank Via Biz Finance plc, 9.63%, 4/27/2022 (b)	240,000	240,048

		975,998

URUGUAY 0.0%†
Oriental Republic of Uruguay, 5.10%, 6/18/2050	116,000	114,028

VENEZUELA, BOLIVARIAN REPUBLIC OF 0.0%†
Bolivarian Republic of Venezuela,
Reg. S, 8.25%, 10/13/2024 (f)	372,300	101,154

ZAMBIA 0.0%†
Republic of Zambia,
Reg. S, 8.50%, 4/14/2024	200,000	177,654

Total Foreign Government Securities (cost $133,593,358)		128,265,768

Mortgage-Backed Securities 29.8%
FHLMC Gold Pool
Pool# G13072 5.00%, 4/1/2023	3,645	3,788
Pool# G13122 5.00%, 4/1/2023	1,512	1,571
Pool# G13225 5.00%, 6/1/2023	33,934	35,155
Pool# J08443 5.00%, 7/1/2023	16,989	17,135
Pool# C90699 5.00%, 8/1/2023	119,036	125,676
Pool# Z60021 5.00%, 9/1/2023	340,616	359,615
Pool# Z60045 5.00%, 1/1/2025	437,446	461,846
Pool# Z60024 5.00%, 1/1/2025	212,528	224,382

16

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# Z60031 5.50%, 7/1/2025	$417,965	$446,857
Pool# G30372 5.00%, 9/1/2027	33,209	35,061
Pool# C91128 5.50%, 12/1/2027	12,963	13,859
Pool# C91175 5.00%, 5/1/2028	1,339,372	1,414,079
Pool# C91317 5.00%, 7/1/2030	185,994	196,784
Pool# G30698 5.00%, 7/1/2031	79,659	84,102
Pool# G16093 3.00%, 2/1/2032	1,864,438	1,852,208
Pool# J37203 3.00%, 7/1/2032	2,095,568	2,081,822
Pool# G30795 5.00%, 7/1/2032	481,913	509,907
Pool# C69707 5.50%, 8/1/2032	1,229	1,314
Pool# G16505 3.50%, 2/1/2033	3,059,773	3,096,263
Pool# A14186 5.50%, 10/1/2033	738	801
Pool# C01674 5.50%, 11/1/2033	8,406	9,117
Pool# A24611 4.50%, 6/1/2034	2,734	2,859
Pool# A23854 5.50%, 6/1/2034	1,828	1,954
Pool# G08084 4.50%, 10/1/2035	30,570	31,941
Pool# A39572 5.00%, 11/1/2035	28,745	30,567
Pool# A39584 5.50%, 11/1/2035	13,457	14,453
Pool# A41399 5.50%, 12/1/2035	96,830	103,704
Pool# A49058 5.50%, 5/1/2036	92,066	98,431
Pool# A61562 5.50%, 10/1/2036	180,720	195,737
Pool# A52983 5.50%, 10/1/2036	39,778	42,981
Pool# G02379 6.00%, 10/1/2036	5,246	5,787
Pool# G02561 5.50%, 2/1/2037	20,829	22,572
Pool# A57475 5.50%, 2/1/2037	1,640	1,778
Pool# G03400 5.50%, 3/1/2037	87,306	94,529
Pool# A58420 5.50%, 3/1/2037	2,658	2,875
Pool# A60064 5.50%, 4/1/2037	41,305	44,704
Pool# G02791 5.50%, 4/1/2037	1,952	2,113
Pool# A60070 5.00%, 5/1/2037	43	45

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# G05521 5.50%, 5/1/2037	$573,564	$623,855
Pool# G02976 5.50%, 6/1/2037	17,378	18,787
Pool# G08204 5.50%, 6/1/2037	3,430	3,706
Pool# G08210 6.00%, 7/1/2037	39,072	43,068
Pool# A65518 6.00%, 9/1/2037	22,680	24,853
Pool# G03432 5.50%, 11/1/2037	21,575	23,345
Pool# A68546 5.50%, 11/1/2037	11,451	12,285
Pool# A70591 5.50%, 12/1/2037	33,641	36,371
Pool# A69653 5.50%, 12/1/2037	6,060	6,512
Pool# G03616 6.00%, 12/1/2037	8,856	9,729
Pool# A72378 5.50%, 1/1/2038	76,041	82,184
Pool# A71604 5.50%, 1/1/2038	71,309	76,512
Pool# A71374 5.50%, 1/1/2038	6,429	6,873
Pool# G03927 5.50%, 1/1/2038	5,372	5,811
Pool# G03812 5.50%, 2/1/2038	327,262	353,980
Pool# A73996 5.50%, 2/1/2038	134,763	145,173
Pool# G03964 5.50%, 2/1/2038	33,443	36,111
Pool# A72499 6.00%, 2/1/2038	4,298	4,746
Pool# A75432 5.50%, 3/1/2038	64,417	68,870
Pool# G04220 5.50%, 3/1/2038	8,602	9,308
Pool# G08256 5.50%, 3/1/2038	4,463	4,830
Pool# G04156 6.00%, 3/1/2038	9,053	9,955
Pool# A75830 5.50%, 4/1/2038	114,304	124,254
Pool# A76127 5.50%, 4/1/2038	97,356	104,086
Pool# A76483 5.50%, 4/1/2038	76,816	83,061
Pool# G04248 5.50%, 4/1/2038	70,381	75,963
Pool# G08263 5.50%, 4/1/2038	5,395	5,836
Pool# A76211 6.00%, 4/1/2038	1,179	1,290
Pool# G04287 5.00%, 5/1/2038	48,571	51,788
Pool# A77796 5.50%, 5/1/2038	246,499	265,739

17

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# G04305 5.50%, 5/1/2038	$115,776	$125,135
Pool# A77208 5.50%, 5/1/2038	6,867	7,366
Pool# A76939 5.50%, 5/1/2038	5,611	6,004
Pool# A77057 5.50%, 5/1/2038	4,315	4,663
Pool# G04359 5.50%, 6/1/2038	110,695	119,761
Pool# A77937 5.50%, 6/1/2038	55,785	59,641
Pool# A78624 5.50%, 6/1/2038	52,288	56,544
Pool# G04458 5.50%, 6/1/2038	27,161	29,371
Pool# A77648 5.50%, 6/1/2038	1,591	1,701
Pool# A78076 6.00%, 6/1/2038	22,609	24,748
Pool# A78454 6.00%, 6/1/2038	8,987	9,857
Pool# G05956 5.50%, 7/1/2038	385,892	417,450
Pool# G04471 5.50%, 7/1/2038	31,160	33,668
Pool# A79018 5.50%, 7/1/2038	30,665	33,134
Pool# A78982 5.50%, 7/1/2038	18,587	19,983
Pool# A79816 5.50%, 7/1/2038	9,946	10,633
Pool# A79509 5.50%, 7/1/2038	4,133	4,429
Pool# A79806 5.50%, 7/1/2038	1,133	1,212
Pool# A80779 5.50%, 8/1/2038	13,110	14,016
Pool# G04817 5.00%, 9/1/2038	83,854	89,445
Pool# A82609 5.50%, 9/1/2038	14,677	15,692
Pool# A82093 5.50%, 9/1/2038	11,386	12,173
Pool# A81743 5.50%, 9/1/2038	7,815	8,355
Pool# A82207 5.50%, 9/1/2038	607	656
Pool# G04847 5.50%, 10/1/2038	37,845	40,960
Pool# G05979 5.50%, 10/1/2038	8,382	9,070
Pool# A82656 5.50%, 10/1/2038	3,408	3,672
Pool# A82703 5.50%, 10/1/2038	3,366	3,599
Pool# A82787 5.50%, 11/1/2038	537,781	578,290
Pool# A82757 5.50%, 11/1/2038	93,302	99,751

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# A83032 5.50%, 11/1/2038	$6,971	$7,452
Pool# A83071 5.50%, 11/1/2038	2,285	2,443
Pool# A83066 5.50%, 11/1/2038	1,140	1,225
Pool# G05337 5.50%, 12/1/2038	161,716	174,565
Pool# A83596 5.50%, 12/1/2038	52,271	55,884
Pool# G08314 5.50%, 1/1/2039	16,827	18,137
Pool# G08331 4.50%, 2/1/2039	3,763	3,941
Pool# G08323 5.00%, 2/1/2039	92,031	98,158
Pool# A84417 5.50%, 2/1/2039	18,436	19,715
Pool# G05300 5.50%, 2/1/2039	5,219	5,630
Pool# A84655 4.50%, 3/1/2039	230,278	240,192
Pool# G05841 5.50%, 4/1/2039	10,239	11,033
Pool# A86968 4.50%, 6/1/2039	17,225	18,037
Pool# G05472 4.50%, 6/1/2039	6,711	7,058
Pool# A87250 5.00%, 6/1/2039	147,800	157,754
Pool# A87679 5.00%, 8/1/2039	98,104	104,537
Pool# G07021 5.00%, 9/1/2039	205,696	219,415
Pool# A89385 4.50%, 10/1/2039	8,207	8,625
Pool# G05684 5.50%, 10/1/2039	65,624	70,927
Pool# G06020 5.50%, 12/1/2039	362,914	392,579
Pool# V80890 5.50%, 12/1/2039	279,175	301,616
Pool# G05813 6.00%, 12/1/2039	18,596	20,406
Pool# G05923 5.50%, 2/1/2040	41,886	45,316
Pool# G06031 5.50%, 3/1/2040	14,278	15,450
Pool# A91997 5.00%, 4/1/2040	73,918	78,915
Pool# G05849 4.50%, 5/1/2040	459,716	483,400
Pool# G06193 5.50%, 5/1/2040	62,201	67,298
Pool# G08402 5.00%, 6/1/2040	96,181	102,688
Pool# A92458 5.00%, 6/1/2040	38,031	40,604
Pool# A92764 5.50%, 6/1/2040	39,507	42,775

18

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# C03486 4.50%, 7/1/2040	$5,316	$5,591
Pool# G06412 5.50%, 7/1/2040	750,249	810,980
Pool# C03531 4.00%, 10/1/2040	964,403	991,458
Pool# A94833 4.00%, 11/1/2040	3,030,176	3,117,888
Pool# A95230 4.00%, 12/1/2040	1,089,190	1,119,820
Pool# A96634 4.50%, 2/1/2041	220,251	231,641
Pool# G08443 4.50%, 4/1/2041	669,090	703,688
Pool# A97942 4.50%, 4/1/2041	201,526	211,951
Pool# Q00876 4.50%, 5/1/2041	944,266	993,053
Pool# Q00950 5.00%, 5/1/2041	436,358	465,795
Pool# Q01198 5.50%, 6/1/2041	30,336	32,454
Pool# G06956 4.50%, 8/1/2041	864,750	909,469
Pool# Z40047 4.00%, 10/1/2041	248,330	255,288
Pool# Q06344 4.00%, 2/1/2042	2,338,905	2,404,610
Pool# G08479 3.50%, 3/1/2042	370,313	371,431
Pool# C03795 3.50%, 4/1/2042	2,511,954	2,519,547
Pool# Q08997 3.50%, 6/1/2042	744,458	746,708
Pool# Q09004 3.50%, 6/1/2042	554,833	556,508
Pool# C04008 4.00%, 6/1/2042	796,960	819,348
Pool# C09004 3.50%, 7/1/2042	861,433	864,037
Pool# G08500 3.50%, 7/1/2042	513,003	514,553
Pool# G07083 4.00%, 7/1/2042	391,297	402,289
Pool# Z40054 4.00%, 7/1/2042	321,368	330,378
Pool# Q09896 3.50%, 8/1/2042	446,881	448,232
Pool# Q11348 3.50%, 9/1/2042	1,486,057	1,490,549
Pool# Q11095 3.50%, 9/1/2042	378,853	379,988
Pool# Q12143 3.50%, 10/1/2042	246,054	246,798
Pool# G07155 4.00%, 10/1/2042	588,659	604,773
Pool# Q13765 4.00%, 12/1/2042	335,871	345,607
Pool# Q17389 3.50%, 4/1/2043	930,876	933,676

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# Q16893 3.50%, 4/1/2043	$403,751	$404,972
Pool# Q18305 3.50%, 5/1/2043	306,388	307,314
Pool# Q19476 3.50%, 6/1/2043	411,716	412,960
Pool# Q19480 4.00%, 6/1/2043	2,452,143	2,516,329
Pool# G07459 3.50%, 8/1/2043	929,595	932,400
Pool# G08541 3.50%, 8/1/2043	834,043	836,560
Pool# Q20857 3.50%, 8/1/2043	657,755	659,998
Pool# Q20860 3.50%, 8/1/2043	293,651	294,537
Pool# V80509 4.00%, 10/1/2043	380,667	390,180
Pool# G08558 4.00%, 11/1/2043	176,397	180,671
Pool# G08559 4.50%, 11/1/2043	934,275	973,255
Pool# G08582 4.00%, 4/1/2044	266,639	272,861
Pool# G08583 4.50%, 4/1/2044	360,218	375,374
Pool# Q26367 4.00%, 5/1/2044	177,102	181,737
Pool# G08596 4.50%, 7/1/2044	1,130,634	1,178,192
Pool# G07943 4.50%, 8/1/2044	10,305	10,739
Pool# G07964 5.00%, 8/1/2044	351,227	376,020
Pool# Q45219 3.50%, 1/1/2045	1,358,457	1,359,372
Pool# G07961 3.50%, 3/1/2045	927,513	928,449
Pool# G08633 4.00%, 3/1/2045	3,053,194	3,124,710
Pool# Q32070 4.00%, 3/1/2045	887,282	908,061
Pool# G08636 3.50%, 4/1/2045	2,762,545	2,759,770
Pool# Q35164 4.00%, 5/1/2045	884,188	904,869
Pool# Q33869 4.00%, 6/1/2045	545,416	558,168
Pool# G08659 3.50%, 8/1/2045	2,646,117	2,643,460
Pool# V81992 4.00%, 10/1/2045	2,463,316	2,520,868
Pool# Q36814 4.00%, 10/1/2045	1,615,742	1,653,620
Pool# G08672 4.00%, 10/1/2045	1,303,719	1,334,273
Pool# G08676 3.50%, 11/1/2045	2,236,127	2,233,881
Pool# G08681 3.50%, 12/1/2045	988,816	987,823

19

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# G08686 3.00%, 1/1/2046	$471,526	$457,281
Pool# Q38473 4.00%, 1/1/2046	1,768,248	1,809,680
Pool# Q38470 4.00%, 1/1/2046	989,353	1,012,533
Pool# V82196 4.50%, 1/1/2046	355,451	371,934
Pool# Q39438 4.00%, 3/1/2046	1,512,547	1,548,005
Pool# G08699 4.00%, 3/1/2046	1,402,374	1,435,205
Pool# G08700 4.50%, 3/1/2046	525,938	547,624
Pool# Q40718 3.50%, 5/1/2046	1,567,516	1,564,000
Pool# G08706 3.50%, 5/1/2046	676,923	675,404
Pool# G08708 4.50%, 5/1/2046	128,597	133,899
Pool# Q45458 4.00%, 8/1/2046	2,399,148	2,455,423
Pool# G60724 3.00%, 10/1/2046	2,854,728	2,771,246
Pool# G08735 4.50%, 10/1/2046	436,248	454,236
Pool# Q44452 3.00%, 11/1/2046	3,248,097	3,148,074
Pool# G08741 3.00%, 1/1/2047	2,849,802	2,760,165
Pool# G08747 3.00%, 2/1/2047	3,657,837	3,544,249
Pool# V82942 3.00%, 2/1/2047	1,974,139	1,913,774
Pool# Q46279 3.50%, 2/1/2047	2,765,403	2,754,768
Pool# Q46251 4.00%, 2/1/2047	1,219,564	1,246,508
Pool# Q46236 4.50%, 2/1/2047	744,175	774,859
Pool# G08753 4.50%, 2/1/2047	408,744	425,597
Pool# Q46310 4.50%, 2/1/2047	17,812	18,562
Pool# G08762 4.00%, 5/1/2047	4,052,876	4,141,390
Pool# V83204 4.50%, 5/1/2047	1,001,506	1,042,800
Pool# G08767 4.00%, 6/1/2047	4,413,769	4,508,970
Pool# G08768 4.50%, 6/1/2047	997,891	1,039,036
Pool# Q49552 3.50%, 7/1/2047	3,612,935	3,597,734
Pool# G08770 3.50%, 7/1/2047	1,384,274	1,378,450
Pool# Q50035 3.50%, 8/1/2047	2,675,338	2,662,802
Pool# G08774 3.50%, 8/1/2047	1,544,284	1,537,647

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# G08775 4.00%, 8/1/2047	$3,780,610	$3,859,085
Pool# Q50962 3.50%, 9/1/2047	3,046,957	3,033,586
Pool# Q51268 3.50%, 10/1/2047	3,391,901	3,376,403
Pool# G08784 3.50%, 10/1/2047	1,553,762	1,546,803
Pool# Q51644 3.50%, 10/1/2047	848,868	844,989
Pool# V83476 3.50%, 11/1/2047	1,988,224	1,978,851
Pool# G08789 4.00%, 11/1/2047	2,525,878	2,580,165
Pool# G61281 3.50%, 1/1/2048	2,842,318	2,829,272
Pool# Q53535 3.50%, 1/1/2048	2,677,122	2,664,501
Pool# G08801 4.00%, 2/1/2048	2,800,791	2,857,840
FHLMC TBA
3.50%, 7/15/2033	8,075,000	8,165,448
4.50%, 11/15/2040	17,540,000	18,250,612
4.00%, 9/15/2043	26,055,000	26,557,101
3.50%, 6/15/2044	11,360,000	11,300,369
FNMA Pool
Pool# 254175 5.50%, 12/1/2021	17,838	19,118
Pool# 969941 5.00%, 3/1/2023	9,750	9,916
Pool# 254690 5.50%, 4/1/2023	47,596	51,010
Pool# 982885 5.00%, 5/1/2023	4,370	4,544
Pool# 254797 5.00%, 6/1/2023	140,023	148,455
Pool# 975884 5.00%, 6/1/2023	1,493	1,520
Pool# 254764 5.50%, 6/1/2023	105,554	113,127
Pool# 987214 5.00%, 7/1/2023	680	708
Pool# 987456 5.00%, 8/1/2023	8,614	8,767
Pool# 976243 5.00%, 8/1/2023	2,999	3,089
Pool# 965102 5.00%, 9/1/2023	1,653	1,682
Pool# 254911 5.00%, 10/1/2023	26,970	28,594
Pool# 254985 5.00%, 11/1/2023	359,263	380,899
Pool# 255582 5.00%, 1/1/2025	1,953	2,070
Pool# 255627 5.00%, 2/1/2025	190,033	201,477
Pool# 255667 5.00%, 3/1/2025	2,569	2,723
Pool# 255892 5.00%, 9/1/2025	337,944	358,296

20

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# AB1939 3.50%, 12/1/2025	$1,199,431	$1,215,388
Pool# AB2050 3.50%, 1/1/2026	494,166	500,796
Pool# 256170 5.00%, 3/1/2026	261,821	277,588
Pool# 256294 5.00%, 5/1/2026	1,139	1,207
Pool# AX5306 3.50%, 1/1/2027	363,245	367,822
Pool# 256639 5.00%, 2/1/2027	254,801	270,145
Pool# 256640 5.50%, 3/1/2027	17,809	19,086
Pool# 256676 5.50%, 4/1/2027	17,714	18,985
Pool# 256820 5.00%, 7/1/2027	162,271	172,043
Pool# AP7517 3.00%, 9/1/2027	1,055,121	1,055,284
Pool# 256896 5.50%, 9/1/2027	242,494	259,889
Pool# 257075 5.50%, 2/1/2028	310,389	335,398
Pool# 889278 5.50%, 4/1/2028	447,898	480,029
Pool# 257282 5.50%, 7/1/2028	84,446	90,504
Pool# 257367 5.50%, 9/1/2028	30,609	32,812
Pool# 257451 5.50%, 11/1/2028	6,958	7,457
Pool# 995477 5.50%, 1/1/2029	19,518	20,925
Pool# MA0082 5.00%, 5/1/2029	269,702	287,599
Pool# MA0097 5.00%, 6/1/2029	52,504	55,665
Pool# AL8062 5.50%, 6/1/2029	464,771	498,113
Pool# MA0295 5.00%, 1/1/2030	334,636	354,789
Pool# AS4466 3.00%, 2/1/2030	1,167,051	1,164,358
Pool# AX9538 3.00%, 2/1/2030	442,110	442,042
Pool# 932716 5.00%, 4/1/2030	11,424	12,112
Pool# AL7415 5.50%, 4/1/2030	78,956	84,621
Pool# MA0436 5.50%, 4/1/2030	33,544	35,977
Pool# AL6763 3.00%, 5/1/2030	908,572	906,476
Pool# AZ0886 3.00%, 7/1/2030	144,811	144,477
Pool# AL6317 5.00%, 9/1/2030	351,705	372,886
Pool# 890710 3.00%, 2/1/2031	654,645	651,120

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# AS9505 3.00%, 4/1/2032	$770,462	$766,307
Pool# AS9520 3.50%, 4/1/2032	2,496,073	2,528,358
Pool# AS9882 3.50%, 7/1/2032	1,555,472	1,575,075
Pool# 676643 5.00%, 1/1/2033	77,926	83,291
Pool# 720679 5.00%, 6/1/2033	8,600	9,208
Pool# 310100 5.00%, 8/1/2033	161,754	173,293
Pool# 738166 5.00%, 9/1/2033	2,095	2,221
Pool# 725027 5.00%, 11/1/2033	208,899	224,416
Pool# 745944 5.00%, 12/1/2033	61,152	65,506
Pool# 725422 5.00%, 4/1/2034	43,008	46,063
Pool# AC2387 5.00%, 1/1/2035	5,539	5,888
Pool# AD0308 5.00%, 3/1/2035	436,820	468,121
Pool# 735403 5.00%, 4/1/2035	324,584	347,560
Pool# 735382 5.00%, 4/1/2035	97,330	104,225
Pool# 735581 5.00%, 6/1/2035	921,148	986,320
Pool# 735795 5.00%, 6/1/2035	606,197	649,177
Pool# 735578 5.00%, 6/1/2035	166,650	178,453
Pool# 826201 5.00%, 7/1/2035	29,954	32,047
Pool# 735667 5.00%, 7/1/2035	4,680	5,012
Pool# 310099 5.00%, 8/1/2035	1,137,829	1,218,412
Pool# 190360 5.00%, 8/1/2035	362,215	387,960
Pool# 735893 5.00%, 10/1/2035	171,985	184,233
Pool# 745275 5.00%, 2/1/2036	158,627	169,906
Pool# 865972 5.50%, 3/1/2036	13,863	15,015
Pool# 891588 5.50%, 5/1/2036	42,817	46,362
Pool# 885808 5.50%, 6/1/2036	916	982
Pool# 885367 5.00%, 7/1/2036	1,384	1,470
Pool# 745826 6.00%, 7/1/2036	4,831	5,316
Pool# AI6495 5.00%, 9/1/2036	440,030	469,257
Pool# 897267 5.50%, 10/1/2036	14,094	15,160

21

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# 899215 6.00%, 10/1/2036	$19,892	$21,899
Pool# 310107 5.00%, 11/1/2036	66,944	71,702
Pool# 831922 5.50%, 11/1/2036	3,469	3,755
Pool# 903013 5.50%, 12/1/2036	50,880	55,053
Pool# 256513 5.50%, 12/1/2036	18,649	20,221
Pool# 920078 5.50%, 12/1/2036	5,514	5,923
Pool# 902752 5.50%, 12/1/2036	1,723	1,863
Pool# 906869 6.00%, 12/1/2036	83,363	91,107
Pool# 967685 5.50%, 1/1/2037	15,379	16,532
Pool# 888222 6.00%, 2/1/2037	13,547	14,937
Pool# 910242 5.00%, 3/1/2037	1,635	1,738
Pool# 914049 6.00%, 3/1/2037	73,814	81,275
Pool# 914752 5.50%, 4/1/2037	9,800	10,530
Pool# 918011 5.00%, 5/1/2037	66,869	71,084
Pool# 897640 5.50%, 5/1/2037	16,622	17,966
Pool# 917988 6.00%, 5/1/2037	19,651	21,479
Pool# 937788 5.00%, 6/1/2037	835	886
Pool# 899562 5.50%, 6/1/2037	11,938	12,907
Pool# 939984 6.00%, 6/1/2037	32,403	35,655
Pool# 915639 6.00%, 6/1/2037	20,788	22,720
Pool# 256822 5.00%, 7/1/2037	1,501	1,595
Pool# 938175 5.50%, 7/1/2037	5,001	5,405
Pool# 928483 6.00%, 7/1/2037	16,664	18,306
Pool# 942052 6.00%, 7/1/2037	11,326	12,413
Pool# 944526 6.00%, 7/1/2037	7,576	8,280
Pool# 899598 6.00%, 7/1/2037	3,976	4,377
Pool# AA0920 5.50%, 8/1/2037	942,245	1,020,583
Pool# 942290 5.50%, 8/1/2037	15,239	16,372
Pool# 945218 5.50%, 8/1/2037	5,170	5,541
Pool# 936895 6.00%, 8/1/2037	871	952

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# 888638 5.50%, 9/1/2037	$25,293	$27,412
Pool# 952277 5.50%, 9/1/2037	421	451
Pool# 952276 6.00%, 9/1/2037	61,821	67,698
Pool# 933131 5.50%, 10/1/2037	18,107	19,495
Pool# 943640 5.50%, 10/1/2037	1,310	1,416
Pool# 946923 6.00%, 10/1/2037	35,033	38,396
Pool# 955770 6.00%, 10/1/2037	3,927	4,300
Pool# 960117 5.50%, 11/1/2037	393	425
Pool# 933166 6.00%, 11/1/2037	57,474	63,195
Pool# 959983 6.00%, 11/1/2037	28,409	31,227
Pool# 956411 6.00%, 11/1/2037	8,920	9,749
Pool# 959454 5.50%, 12/1/2037	27,768	29,994
Pool# 967254 5.50%, 12/1/2037	19,866	21,299
Pool# 966419 6.00%, 12/1/2037	17,363	19,092
Pool# 929018 6.00%, 12/1/2037	8,425	9,220
Pool# 966664 5.50%, 1/1/2038	96,285	103,479
Pool# 961256 5.50%, 1/1/2038	26,032	28,122
Pool# 961311 5.50%, 1/1/2038	22,883	24,724
Pool# 961181 5.50%, 1/1/2038	9,733	10,511
Pool# 961348 6.00%, 1/1/2038	52,056	56,985
Pool# 965719 6.00%, 1/1/2038	5,907	6,477
Pool# 969776 5.50%, 2/1/2038	44,613	48,244
Pool# 972701 5.50%, 2/1/2038	19,363	20,885
Pool# 972404 5.50%, 2/1/2038	10,031	10,846
Pool# 960048 5.50%, 2/1/2038	1,100	1,179
Pool# 969757 5.50%, 2/1/2038	705	757
Pool# 962344 5.50%, 3/1/2038	218,166	235,372
Pool# 975186 5.50%, 3/1/2038	71,316	77,228
Pool# 973794 5.50%, 3/1/2038	31,414	33,699
Pool# 974674 5.50%, 3/1/2038	24,265	26,222

22

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# 961849 5.50%, 3/1/2038	$15,699	$16,878
Pool# 962371 5.50%, 3/1/2038	14,381	15,490
Pool# 973775 5.50%, 3/1/2038	10,277	11,014
Pool# 953613 5.50%, 3/1/2038	2,351	2,536
Pool# 961992 6.00%, 3/1/2038	59,369	65,315
Pool# 979504 5.00%, 4/1/2038	18,271	19,372
Pool# 974532 5.00%, 4/1/2038	11,162	11,843
Pool# 933777 5.50%, 4/1/2038	6,176	6,662
Pool# 973726 6.00%, 4/1/2038	49,681	54,412
Pool# 983284 5.50%, 5/1/2038	184,035	198,352
Pool# 975127 5.50%, 5/1/2038	155,044	167,209
Pool# 975049 5.50%, 5/1/2038	91,365	97,935
Pool# 995048 5.50%, 5/1/2038	53,878	58,371
Pool# 970232 5.50%, 5/1/2038	3,423	3,669
Pool# 969268 5.50%, 5/1/2038	1,923	2,061
Pool# 889579 6.00%, 5/1/2038	37,315	40,794
Pool# 889509 6.00%, 5/1/2038	24,357	26,865
Pool# 984000 5.00%, 6/1/2038	26,433	28,329
Pool# 889561 5.50%, 6/1/2038	350,896	378,978
Pool# 963774 5.50%, 6/1/2038	70,546	76,078
Pool# 995018 5.50%, 6/1/2038	45,463	49,252
Pool# 985559 5.50%, 6/1/2038	28,039	30,081
Pool# 979984 5.50%, 6/1/2038	18,789	20,242
Pool# 985731 5.50%, 6/1/2038	11,949	12,923
Pool# 976213 5.50%, 6/1/2038	4,914	5,267
Pool# 986519 5.50%, 6/1/2038	3,247	3,499
Pool# 963958 5.50%, 6/1/2038	467	501
Pool# 929714 5.50%, 7/1/2038	192,809	207,966
Pool# 934333 5.50%, 7/1/2038	52,738	56,886
Pool# 963975 5.50%, 7/1/2038	37,491	40,418

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# 986999 5.50%, 7/1/2038	$26,983	$29,097
Pool# 934351 5.50%, 7/1/2038	10,102	10,890
Pool# 986245 5.50%, 7/1/2038	3,889	4,190
Pool# 929737 5.50%, 7/1/2038	1,134	1,224
Pool# 889962 5.50%, 8/1/2038	128,074	138,111
Pool# 929824 5.50%, 8/1/2038	25,244	27,246
Pool# 964970 5.50%, 8/1/2038	10,396	11,141
Pool# 975697 5.50%, 8/1/2038	6,962	7,508
Pool# 986062 5.50%, 8/1/2038	4,378	4,723
Pool# 983378 6.00%, 8/1/2038	17,650	19,315
Pool# 925973 6.00%, 8/1/2038	5,734	6,267
Pool# 889995 5.50%, 9/1/2038	172,993	187,042
Pool# 970818 5.50%, 9/1/2038	23,364	25,066
Pool# 986938 5.50%, 9/1/2038	5,058	5,454
Pool# 970650 5.50%, 10/1/2038	37,505	40,433
Pool# 990786 5.50%, 10/1/2038	24,519	26,402
Pool# 930071 6.00%, 10/1/2038	168,161	183,782
Pool# 992035 6.00%, 10/1/2038	5,514	6,026
Pool# 991002 6.00%, 10/1/2038	1,641	1,794
Pool# 995759 5.50%, 11/1/2038	218,009	235,449
Pool# 994637 5.50%, 11/1/2038	160,061	172,828
Pool# 985805 5.50%, 11/1/2038	65,726	71,148
Pool# 934665 5.50%, 11/1/2038	34,304	36,764
Pool# 934645 5.50%, 11/1/2038	30,529	32,937
Pool# 987994 5.50%, 11/1/2038	21,074	22,586
Pool# 970809 5.50%, 11/1/2038	9,572	10,348
Pool# AB0131 5.00%, 12/1/2038	9,843	10,504
Pool# 930253 5.50%, 12/1/2038	60,279	65,014
Pool# 970929 5.50%, 12/1/2038	42,691	46,034
Pool# 993055 5.50%, 12/1/2038	20,238	21,897

23

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# AD0385 5.50%, 12/1/2038	$17,935	$19,401
Pool# 991434 5.50%, 12/1/2038	15,671	16,862
Pool# 992944 5.50%, 12/1/2038	14,464	15,501
Pool# 992676 5.50%, 12/1/2038	10,703	11,470
Pool# 934249 5.50%, 12/1/2038	10,498	11,288
Pool# AA0694 5.50%, 12/1/2038	9,430	10,106
Pool# 934231 5.00%, 1/1/2039	1,583	1,690
Pool# 993100 5.50%, 1/1/2039	13,040	14,102
Pool# 993111 5.50%, 1/1/2039	12,260	13,140
Pool# AA0187 5.50%, 1/1/2039	12,236	13,114
Pool# AA0729 5.50%, 2/1/2039	275,092	296,765
Pool# AA1638 5.50%, 2/1/2039	12,339	13,224
Pool# AD0306 5.50%, 3/1/2039	6,784	7,343
Pool# AA4463 4.50%, 4/1/2039	84,505	88,851
Pool# 935063 5.50%, 4/1/2039	49,012	52,594
Pool# 995845 5.50%, 4/1/2039	944	1,022
Pool# 995894 6.00%, 4/1/2039	145,373	159,987
Pool# 935075 6.00%, 4/1/2039	9,638	10,535
Pool# AB0733 4.50%, 6/1/2039	93,502	98,306
Pool# 995862 5.00%, 7/1/2039	45,376	48,258
Pool# AL0070 5.00%, 7/1/2039	38,269	40,654
Pool# AC0017 5.50%, 9/1/2039	9,562	10,271
Pool# AD0638 6.00%, 9/1/2039	51,323	56,561
Pool# AL2875 5.00%, 11/1/2039	177,977	189,902
Pool# 190399 5.50%, 11/1/2039	6,048	6,529
Pool# AD1656 4.50%, 3/1/2040	246,307	259,133
Pool# MA0389 5.50%, 4/1/2040	24,587	26,427
Pool# 190404 4.50%, 5/1/2040	112,712	118,582
Pool# AL0071 5.00%, 5/1/2040	93,334	99,138
Pool# AL0015 5.50%, 5/1/2040	370,904	400,296

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# AB1316 5.50%, 5/1/2040	$75,352	$80,757
Pool# AB1149 5.00%, 6/1/2040	127,122	136,269
Pool# AD6438 5.00%, 6/1/2040	7,794	8,359
Pool# AD7128 4.50%, 7/1/2040	8,211	8,639
Pool# AB1259 5.00%, 7/1/2040	425,916	456,432
Pool# AD6856 5.00%, 7/1/2040	4,137	4,431
Pool# AC9032 5.00%, 7/1/2040	1,044	1,107
Pool# AD8529 4.50%, 8/1/2040	844,891	888,919
Pool# AB1389 4.50%, 8/1/2040	517,221	544,184
Pool# AB1335 4.50%, 8/1/2040	202,607	213,169
Pool# AD5283 4.50%, 9/1/2040	32,066	33,734
Pool# AE0691 4.50%, 10/1/2040	72,163	75,776
Pool# AE5471 4.50%, 10/1/2040	6,867	7,225
Pool# AE2691 4.50%, 12/1/2040	1,952,709	2,054,545
Pool# AH3952 4.00%, 1/1/2041	2,773,914	2,849,040
Pool# AH1560 4.00%, 1/1/2041	398,554	409,334
Pool# AE0725 4.50%, 1/1/2041	104,002	109,386
Pool# AL0791 4.00%, 2/1/2041	523,142	537,977
Pool# AE0984 4.50%, 2/1/2041	21,804	22,937
Pool# AL5782 5.50%, 3/1/2041	361,706	392,238
Pool# AL0065 4.50%, 4/1/2041	800,589	842,195
Pool# AH9471 4.50%, 4/1/2041	548,590	574,404
Pool# AH4038 4.50%, 4/1/2041	532,676	560,443
Pool# AI0213 4.50%, 4/1/2041	225,820	237,597
Pool# AI1193 4.50%, 4/1/2041	92,220	97,025
Pool# AI0706 5.00%, 4/1/2041	54,644	57,934
Pool# AI2468 4.50%, 5/1/2041	819,474	862,215
Pool# AI4211 4.50%, 6/1/2041	429,800	451,863
Pool# AI3506 4.50%, 6/1/2041	32,854	34,567
Pool# AI8194 4.50%, 8/1/2041	563,561	592,708

24

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# 890603 5.00%, 8/1/2041	$14,414	$15,341
Pool# AB3505 4.00%, 9/1/2041	1,639,641	1,686,218
Pool# AJ1416 4.50%, 9/1/2041	625,274	657,739
Pool# AJ1414 4.50%, 9/1/2041	274,999	289,484
Pool# AL1319 4.50%, 10/1/2041	148,465	155,948
Pool# AJ5269 4.00%, 11/1/2041	2,438,166	2,504,107
Pool# AL1547 4.50%, 11/1/2041	106,756	112,138
Pool# AJ9278 3.50%, 12/1/2041	841,936	844,925
Pool# AB4102 3.50%, 12/1/2041	323,779	324,931
Pool# AJ7686 4.00%, 12/1/2041	3,280,036	3,373,236
Pool# AX5302 4.00%, 1/1/2042	703,701	722,737
Pool# AL1354 4.50%, 1/1/2042	1,109,370	1,166,825
Pool# AL4300 4.50%, 1/1/2042	349,603	367,775
Pool# AK2818 4.50%, 1/1/2042	313,379	328,431
Pool# AK2415 4.00%, 2/1/2042	804,176	825,951
Pool# AK4520 4.00%, 3/1/2042	360,710	370,465
Pool# AK6743 4.00%, 3/1/2042	146,826	150,802
Pool# AK6568 3.50%, 4/1/2042	1,298,546	1,303,165
Pool# AK6846 3.50%, 4/1/2042	850,237	853,244
Pool# AK9393 3.50%, 4/1/2042	768,456	771,189
Pool# AL4029 4.50%, 4/1/2042	329,398	346,516
Pool# AP7363 4.00%, 10/1/2042	2,769,299	2,843,164
Pool# AB7733 3.00%, 1/1/2043	919,070	898,235
Pool# AL3714 3.50%, 1/1/2043	1,302,257	1,305,241
Pool# AQ9328 3.50%, 1/1/2043	235,558	236,353
Pool# AB8931 3.00%, 4/1/2043	1,344,242	1,313,151
Pool# AB9046 3.50%, 4/1/2043	1,380,988	1,383,153
Pool# AT2021 3.50%, 4/1/2043	1,051,133	1,053,162
Pool# AT1001 3.50%, 4/1/2043	657,216	658,128
Pool# AB9374 3.50%, 5/1/2043	639,661	640,549

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# AT7207 3.50%, 6/1/2043	$1,853,408	$1,855,981
Pool# AB9864 3.50%, 7/1/2043	496,054	496,741
Pool# AU3735 3.00%, 8/1/2043	1,644,050	1,606,113
Pool# AU3195 3.00%, 8/1/2043	343,649	335,723
Pool# AS0331 3.00%, 8/1/2043	329,141	321,567
Pool# AS0212 3.50%, 8/1/2043	2,165,113	2,168,117
Pool# AS0210 3.50%, 8/1/2043	1,456,219	1,458,230
Pool# AU0949 3.50%, 8/1/2043	1,075,795	1,082,286
Pool# AU3742 3.50%, 8/1/2043	848,678	849,847
Pool# AS0225 4.00%, 8/1/2043	2,894,671	2,971,076
Pool# AU0993 4.50%, 8/1/2043	125,525	130,799
Pool# AS0516 3.00%, 9/1/2043	763,810	746,272
Pool# AU6857 4.00%, 9/1/2043	978,389	1,006,512
Pool# AS0531 4.00%, 9/1/2043	655,491	674,066
Pool# AS0358 4.00%, 9/1/2043	501,323	515,564
Pool# MA1600 3.50%, 10/1/2043	1,445,058	1,447,064
Pool# AS0657 4.00%, 10/1/2043	824,966	845,709
Pool# AU4386 4.00%, 10/1/2043	364,522	374,144
Pool# AU6939 4.50%, 10/1/2043	237,688	248,738
Pool# AU9522 4.50%, 10/1/2043	235,878	246,222
Pool# AU5057 4.00%, 11/1/2043	725,295	742,131
Pool# AS1042 4.00%, 11/1/2043	242,883	249,249
Pool# AV0691 4.00%, 12/1/2043	274,815	282,622
Pool# AV0664 4.50%, 12/1/2043	1,023,598	1,068,583
Pool# AS1559 4.00%, 1/1/2044	1,629,257	1,671,211
Pool# AL5946 5.00%, 1/1/2044	950,474	1,009,840
Pool# AS1764 4.00%, 2/1/2044	338,668	346,995
Pool# AW1847 4.50%, 4/1/2044	134,820	141,180
Pool# AS2322 4.50%, 4/1/2044	26,320	27,562
Pool# AS2276 4.50%, 4/1/2044	17,561	18,390

25

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# MA1926 4.50%, 6/1/2044	$718,120	$754,774
Pool# AW2478 4.50%, 6/1/2044	381,744	400,436
Pool# AW9189 4.50%, 7/1/2044	462,599	484,400
Pool# AL6223 4.50%, 8/1/2044	2,681,997	2,808,354
Pool# AX2491 4.00%, 10/1/2044	804,595	822,511
Pool# AS3656 4.50%, 10/1/2044	56,099	58,737
Pool# AL6432 4.00%, 1/1/2045	1,981,619	2,025,466
Pool# MA2145 4.00%, 1/1/2045	1,075,493	1,099,685
Pool# AL6520 4.00%, 2/1/2045	4,794,449	4,901,911
Pool# AY4205 3.00%, 5/1/2045	676,798	658,545
Pool# AS5175 3.50%, 6/1/2045	1,612,976	1,611,955
Pool# AL9578 4.00%, 6/1/2045	1,233,066	1,267,308
Pool# AZ0862 3.50%, 7/1/2045	1,099,967	1,098,087
Pool# AZ7108 3.50%, 7/1/2045	473,310	472,367
Pool# AZ0869 4.00%, 7/1/2045	1,220,574	1,246,702
Pool# MA2415 4.00%, 10/1/2045	1,572,255	1,604,378
Pool# AL7620 3.00%, 11/1/2045	232,533	226,063
Pool# AS6400 4.00%, 12/1/2045	1,217,887	1,243,248
Pool# AS6464 3.50%, 1/1/2046	1,395,852	1,394,417
Pool# BA4782 4.00%, 1/1/2046	2,345,861	2,395,537
Pool# BC1105 3.50%, 2/1/2046	1,688,454	1,685,567
Pool# BC0300 3.50%, 3/1/2046	351,226	349,809
Pool# BC2495 4.00%, 3/1/2046	4,582,413	4,689,739
Pool# BC2733 3.00%, 5/1/2046	2,084,324	2,022,181
Pool# AS7248 4.00%, 5/1/2046	1,107,731	1,130,190
Pool# BC9420 4.50%, 5/1/2046	67,596	70,952
Pool# AS7343 3.00%, 6/1/2046	730,328	708,554
Pool# AS7401 4.00%, 6/1/2046	2,385,647	2,434,017
Pool# AS7558 4.00%, 7/1/2046	1,437,868	1,469,041
Pool# AS7801 3.50%, 8/1/2046	911,294	909,737

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# BM3932 3.50%, 10/1/2046	$2,578,179	$2,574,656
Pool# AS8143 4.00%, 10/1/2046	2,418,615	2,467,734
Pool# AS8144 4.00%, 10/1/2046	907,205	925,545
Pool# AS8157 4.50%, 10/1/2046	201,116	209,599
Pool# BE5069 3.00%, 11/1/2046	2,155,803	2,097,667
Pool# MA2836 4.50%, 12/1/2046	749,323	780,956
Pool# AS8659 4.00%, 1/1/2047	3,094,226	3,159,681
Pool# AS8699 4.00%, 1/1/2047	815,806	832,467
Pool# MA2872 4.50%, 1/1/2047	730,928	761,931
Pool# BE5475 3.50%, 2/1/2047	2,267,688	2,263,113
Pool# BM3688 3.50%, 2/1/2047	1,765,753	1,762,735
Pool# AS8807 3.50%, 2/1/2047	261,100	260,614
Pool# MA2959 3.50%, 4/1/2047	4,857,707	4,847,897
Pool# BE3619 4.00%, 5/1/2047	4,749,105	4,847,137
Pool# MA2995 4.00%, 5/1/2047	468,812	478,462
Pool# AS9829 3.50%, 6/1/2047	1,655,813	1,651,955
Pool# AS9831 4.00%, 6/1/2047	7,858,224	8,020,842
Pool# BE3702 4.00%, 6/1/2047	2,210,653	2,254,873
Pool# MA3057 3.50%, 7/1/2047	5,392,880	5,380,317
Pool# BE3767 3.50%, 7/1/2047	2,248,615	2,243,203
Pool# BM1538 4.00%, 7/1/2047	3,922,842	4,004,224
Pool# CA0062 4.00%, 7/1/2047	1,958,779	2,000,730
Pool# AS9975 4.00%, 7/1/2047	1,877,835	1,916,817
Pool# MA3058 4.00%, 7/1/2047	1,742,873	1,778,941
Pool# MA3087 3.50%, 8/1/2047	3,763,730	3,754,670
Pool# MA3088 4.00%, 8/1/2047	4,062,630	4,146,913
Pool# BH4019 4.00%, 9/1/2047	4,313,069	4,403,215
Pool# MA3149 4.00%, 10/1/2047	2,636,760	2,691,874
Pool# BJ0276 4.50%, 10/1/2047	770,601	805,809
Pool# MA3183 4.00%, 11/1/2047	3,348,313	3,418,298

26

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# MA3210 3.50%, 12/1/2047	$1,884,056	$1,876,125
Pool# MA3211 4.00%, 12/1/2047	550,173	562,179
Pool# BM3590 3.50%, 3/1/2048	1,645,263	1,641,685
Pool# BM3803 3.50%, 5/1/2048	1,713,001	1,710,297
FNMA TBA
3.50%, 10/25/2027	415,000	419,961
5.00%, 4/25/2037	5,255,000	5,566,679
4.50%, 4/25/2041	12,570,000	13,088,621
4.00%, 9/25/2043	27,245,000	27,776,327
3.50%, 4/25/2044	9,885,000	9,838,501
GNMA I Pool
Pool# 618988 6.00%, 6/15/2034	11,353	12,411
Pool# 689575 6.50%, 7/15/2038	10,030	11,061
GNMA II Pool
Pool# MA0699 3.50%, 1/20/2043	1,369,720	1,386,037
Pool# MA0783 3.50%, 2/20/2043	1,687,090	1,707,178
Pool# MA2679 4.00%, 3/20/2045	31,167	32,193
Pool# MA2892 3.50%, 6/20/2045	127,273	128,083
Pool# MA3035 4.00%, 8/20/2045	68,124	70,359
Pool# MA3106 4.00%, 9/20/2045	1,851,073	1,911,789
Pool# MA3245 4.00%, 11/20/2045	1,893,090	1,955,217
Pool# MA3803 3.50%, 7/20/2046	770,144	774,095
Pool# MA4510 3.50%, 6/20/2047	2,770,194	2,783,366
Pool# MA4586 3.50%, 7/20/2047	4,022,240	4,041,366
Pool# MA4587 4.00%, 7/20/2047	3,055,156	3,145,117
Pool# MA4652 3.50%, 8/20/2047	2,828,738	2,842,190
Pool# MA4778 3.50%, 10/20/2047	2,796,491	2,809,789
Pool# MA4962 3.50%, 1/20/2048	2,140,735	2,150,915
GNMA TBA 4.50%, 10/20/2041	9,780,000	10,165,172
3.50%, 7/15/2048	3,185,000	3,197,255
4.00%, 7/15/2048	6,750,000	6,918,223

Total Mortgage-Backed Securities (cost $546,870,149)		539,385,225

U.S. Government Agency Securities 1.8%

	Principal Amount	Value

FHLB, 5.50%, 7/15/2036	$7,955,000	$10,380,511
FNMA 1.13%, 12/14/2018	10,000,000	9,954,790
1.60%, 12/24/2020	4,690,000	4,561,930
5.63%, 7/15/2037	3,060,000	4,079,534
Tennessee Valley Authority, 5.25%, 9/15/2039	3,000,000	3,790,041

Total U.S. Government Agency Securities (cost $33,345,851)		32,766,806

U.S. Treasury Obligations 17.3%
U.S. Treasury Bonds 6.25%, 5/15/2030	4,025,000	5,386,425
5.38%, 2/15/2031 (c)	36,815,000	46,516,328
4.50%, 2/15/2036	9,015,000	11,022,950
4.38%, 2/15/2038 (c)	3,705,000	4,515,614
3.88%, 8/15/2040	13,590,000	15,639,117
U.S. Treasury Inflation Linked Bonds 2.00%, 1/15/2026 (i)	42,120,000	58,262,213
3.63%, 4/15/2028 (i)	5,355,000	10,530,443
3.88%, 4/15/2029 (i)	12,295,000	24,704,128
3.38%, 4/15/2032 (i)	8,435,000	15,893,505
U.S. Treasury Inflation Linked Notes 0.13%, 4/15/2021 (i)	37,620,000	39,149,796
0.25%, 1/15/2025 (i)	9,945,000	10,231,730
U.S. Treasury Notes 1.38%, 4/30/2021 (c)	13,815,000	13,349,283
1.50%, 2/28/2023	15,530,000	14,701,936
1.75%, 5/15/2023	9,360,000	8,942,091
2.25%, 10/31/2024	5,980,000	5,788,687
1.63%, 2/15/2026	14,588,000	13,383,350
2.25%, 2/15/2027	9,260,000	8,836,427
2.25%, 11/15/2027	6,450,000	6,131,279

Total U.S. Treasury Obligations (cost $312,799,024)		312,985,302

Short-Term Investment 0.5%
U.S. Treasury Obligation 0.5%
U.S. Treasury Bills, 0.00%, 8/23/2018(c)(j)(k)	8,250,000	8,228,267

Total Short-Term Investment (cost $8,227,044)		8,228,267

Repurchase Agreements 1.3%
ML Pierce Fenner & Smith, Inc. 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $10,080,331, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $10,280,121. (l)(m)	10,078,550	10,078,550

27

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

NatWest Markets Securities, Inc. 1.90%, dated 6/27/2018, due 7/3/2018, repurchase price $4,001,267, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.63%, maturing 3/31/2020 - 8/15/2043; total market value $4,080,072. (l)(m)	$4,000,000	$4,000,000
Nomura Securities International, Inc. 2.10%, dated 6/29/2018, due 7/2/2018, repurchase price $1,000,175, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 8.00%, maturing 7/31/2018 - 8/15/2047; total market value $1,020,000. (l)(m)	1,000,000	1,000,000
Pershing LLC 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $8,001,374, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 11.50%, maturing 7/25/2019 - 4/20/2068; total market value $8,160,000. (l)(m)	8,000,000	8,000,000

Total Repurchase Agreements (cost $23,078,550)		23,078,550

Total Investments (cost $1,992,823,088) — 108.8%		1,965,225,269

Liabilities in excess of other assets — (8.8)%		(158,422,888)

NET ASSETS — 100.0%		$1,806,802,381

(a)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of June 30, 2018.

(b)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at June 30, 2018 was $172,840,422 which represents 9.57% of net assets.

(c)

The security or a portion of this security is on loan at June 30, 2018. The total value of securities on loan at June 30, 2018 was $67,842,414, which was collateralized by cash used to purchase repurchase agreements with a total value of $23,078,550 and by $48,144,111 of collateral in the form of U.S Government

Treasury Securities, interest rates ranging from 0.00% - 8.75%, and maturity dates ranging from 7/26/2018 - 2/15/2048, a total value of $71,222,661.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of June 30, 2018.

(e)	Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on June 30, 2018. The maturity date reflects the next call date.

(f)	Security in default.

(g)	PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer. The rate disclosed is the cash rate.

(h)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at June 30, 2018.

(i)	Principal amounts are not adjusted for inflation.

(j)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(k)	Zero Coupon Security. Debt security that pays no cash income but is sold at substantial discount from its value at maturity.

(l)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2018 was $23,078,550.

(m)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

ICE	Intercontinental Exchange

IO	Interest only

LIBOR	London Interbank Offered Rate

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

TBA	To Be Announced; Security is subject to delayed delivery

28

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Currency:

AUD	Australian Dollar

EUR	Euro

USD	United States Dollar

ZAR	South Africa Rand

Futures contracts outstanding as of June 30, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Foreign Exchange BRL/USD	598	7/2018	USD	15,368,600	(172,314)
Foreign Exchange MXN/USD	741	9/2018	USD	18,417,555	659,972
U.S. Treasury 10 Year Note	874	9/2018	USD	105,043,875	468,242
U.S. Treasury 5 Year Note	1,419	9/2018	USD	161,222,789	486,506

					1,442,406

Short Contracts
Euro-Bund	(135)	9/2018	EUR	(25,626,495)	(276,480)
Euro-Buxl	(137)	9/2018	EUR	(28,429,974)	(562,877)
Euro-OAT	(511)	9/2018	EUR	(92,221,096)	(1,074,398)
Foreign Exchange AUD/USD	(257)	9/2018	USD	(19,012,860)	552,696
Foreign Exchange EUR/USD	(327)	9/2018	USD	(47,972,944)	638,369
Foreign Exchange JPY/USD	(160)	9/2018	USD	(18,135,000)	156,352
Long Gilt	(264)	9/2018	GBP	(42,875,825)	(492,785)
U.S. Treasury 10 Year Ultra Note	(92)	9/2018	USD	(11,797,563)	(161,363)
U.S. Treasury Long Bond	(287)	9/2018	USD	(41,615,000)	(872,396)
U.S. Treasury Ultra Bond	(231)	9/2018	USD	(36,858,938)	(1,157,591)
USD 10 Year Interest Rate Swap	(320)	9/2018	USD	(30,670,000)	(298,607)

					(3,549,080)

					(2,106,674)

Currency:

AUD	Australian Dollar
BRL	Brazilian Real
EUR	Euro
GBP	Great British Pound
JPY	Japanese Yen
MXN	Mexican Peso
USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

29

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT Core Plus Bond Fund
Assets:
Investment securities, at value* (cost $1,969,744,538)	$1,942,146,719
Repurchase agreements, at value (cost $23,078,550)	23,078,550
Cash	8,389,748
Foreign currencies, at value (cost $1)	1
Interest and dividends receivable	13,082,978
Security lending income receivable	10,060
Receivable for investments sold	18,224,784
Receivable for capital shares issued	127,519
Prepaid expenses	9,795

Total Assets	2,005,070,154

Liabilities:
Payable for investments purchased	166,072,117
Payable for capital shares redeemed	7,112,853
Payable for variation margin on futures contracts	1,197,901
Payable upon return of securities loaned (Note 2)	23,078,550
Accrued expenses and other payables:
Investment advisory fees	664,458
Fund administration fees	56,186
Distribution fees	15,750
Administrative servicing fees	10,510
Accounting and transfer agent fees	7,684
Custodian fees	11,298
Compliance program costs (Note 3)	1,698
Professional fees	27,655
Printing fees	5,910
Other	5,203

Total Liabilities	198,267,773

Net Assets	$1,806,802,381

Represented by:
Capital	$1,842,705,093
Accumulated undistributed net investment income	29,834,428
Accumulated net realized losses from investment securities, futures contracts and foreign currency transactions	(35,958,614)
Net unrealized appreciation/(depreciation) in investment securities	(27,597,819)
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(2,106,674)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(74,033)

Net Assets	$1,806,802,381

*	Includes value of securities on loan of $67,842,414 (Note 2).

30

Statement of Assets and Liabilities (Continued)

June 30, 2018 (Unaudited)

NVIT Core Plus Bond Fund
Net Assets:
Class I Shares	$7,394,329
Class II Shares	76,461,676
Class Y Shares	1,722,946,376

Total	$1,806,802,381

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	671,665
Class II Shares	6,961,096
Class Y Shares	155,931,863

Total	163,564,624

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.01
Class II Shares	$10.98
Class Y Shares	$11.05

The accompanying notes are an integral part of these financial statements.

31

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT Core Plus Bond Fund
INVESTMENT INCOME:
Interest income	$30,551,099
Income from securities lending (Note 2)	87,249
Dividend income	8,745

Total Income	30,647,093

EXPENSES:
Investment advisory fees	4,046,802
Fund administration fees	265,456
Distribution fees Class II Shares	97,986
Administrative servicing fees Class I Shares	5,403
Administrative servicing fees Class II Shares	58,792
Professional fees	61,816
Printing fees	8,672
Trustee fees	29,006
Custodian fees	37,568
Accounting and transfer agent fees	21,307
Compliance program costs (Note 3)	3,581
Other	18,841

Total Expenses	4,655,230

NET INVESTMENT INCOME	25,991,863

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	(11,069,281)
Expiration or closing of futures contracts (Note 2)	(1,787,410)
Foreign currency transactions (Note 2)	(184,813)

Net realized losses	(13,041,504)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(52,542,164)
Futures contracts (Note 2)	(1,049,444)
Translation of assets and liabilities denominated in foreign currencies	(120,217)

Net change in unrealized appreciation/depreciation	(53,711,825)

Net realized/unrealized losses	(66,753,329)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(40,761,466)

The accompanying notes are an integral part of these financial statements.

32

Statements of Changes in Net Assets

	NVIT Core Plus Bond Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$25,991,863	$44,382,024
Net realized losses	(13,041,504)	(10,468,664)
Net change in unrealized appreciation/depreciation	(53,711,825)	40,582,844

Change in net assets resulting from operations	(40,761,466)	74,496,204

Distributions to Shareholders From:
Net investment income:
Class I	–	(180,680)
Class II	–	(1,873,838)
Class Y	–	(48,468,114)

Change in net assets from shareholder distributions	–	(50,522,632)

Change in net assets from capital transactions	(30,829,564)	77,933,483

Change in net assets	(71,591,030)	101,907,055

Net Assets:
Beginning of period	1,878,393,411	1,776,486,356

End of period	$1,806,802,381	$1,878,393,411

Accumulated undistributed net investment income at end of period	$29,834,428	$3,842,565

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,239,834	$2,322,209
Dividends reinvested	–	180,680
Cost of shares redeemed	(778,794)	(1,681,258)

Total Class I Shares	461,040	821,631

Class II Shares
Proceeds from shares issued	4,123,681	12,574,574
Dividends reinvested	–	1,873,838
Cost of shares redeemed	(5,874,924)	(16,996,191)

Total Class II Shares	(1,751,243)	(2,547,779)

Class Y Shares
Proceeds from shares issued	36,616,750	143,598,071
Dividends reinvested	–	48,468,114
Cost of shares redeemed	(66,156,111)	(112,406,554)

Total Class Y Shares	(29,539,361)	79,659,631

Change in net assets from capital transactions	$(30,829,564)	$77,933,483

33

Statements of Changes in Net Assets (Continued)

	NVIT Core Plus Bond Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	111,684	204,130
Reinvested	–	16,003
Redeemed	(70,284)	(147,756)

Total Class I Shares	41,400	72,377

Class II Shares
Issued	370,550	1,111,789
Reinvested	–	166,070
Redeemed	(531,374)	(1,502,788)

Total Class II Shares	(160,824)	(224,929)

Class Y Shares
Issued	3,299,275	12,670,814
Reinvested	–	4,281,287
Redeemed	(5,959,738)	(9,852,439)

Total Class Y Shares	(2,660,463)	7,099,662

Total change in shares	(2,779,887)	6,947,110

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

34

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Core Plus Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (b)(e)
Class I Shares
Six Months Ended June 30, 2018 (Unaudited)	$11.26	0.15	(0.40)	(0.25)	–	–	–	$11.01	(2.22%	)	$7,394,329	0.64%	2.72%	0.64%	116.24%
Year Ended December 31, 2017	$11.12	0.26	0.18	0.44	(0.30)	–	(0.30)	$11.26	3.94%		$7,097,850	0.64%	2.27%	0.64%	230.72%
Year Ended December 31, 2016	$11.11	0.26	0.16	0.42	(0.36)	(0.05)	(0.41)	$11.12	3.70%		$6,202,205	0.64%	2.26%	0.64%	217.66%
Year Ended December 31, 2015	$11.45	0.25	(0.29)	(0.04)	(0.21)	(0.09)	(0.30)	$11.11	(0.32%	)	$5,892,000	0.64%	2.19%	0.64%	219.93%
Year Ended December 31, 2014	$11.15	0.26	0.31	0.57	(0.27)	–	(0.27)	$11.45	5.09%		$4,382,013	0.65%	2.27%	0.65%	279.56%
Year Ended December 31, 2013	$11.82	0.20	(0.41)	(0.21)	(0.22)	(0.24)	(0.46)	$11.15	(1.77%	)	$1,735,406	0.65%	1.70%	0.65%	333.09%

Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$11.25	0.14	(0.41)	(0.27)	–	–	–	$10.98	(2.40%	)	$76,461,676	0.89%	2.47%	0.89%	116.24%
Year Ended December 31, 2017	$11.10	0.23	0.19	0.42	(0.27)	–	(0.27)	$11.25	3.77%		$80,120,548	0.89%	2.02%	0.89%	230.72%
Year Ended December 31, 2016	$11.10	0.23	0.15	0.38	(0.33)	(0.05)	(0.38)	$11.10	3.34%		$81,580,753	0.89%	2.02%	0.89%	217.66%
Year Ended December 31, 2015	$11.43	0.22	(0.28)	(0.06)	(0.18)	(0.09)	(0.27)	$11.10	(0.52%	)	$79,751,703	0.89%	1.94%	0.89%	219.93%
Year Ended December 31, 2014	$11.13	0.23	0.31	0.54	(0.24)	–	(0.24)	$11.43	4.88%		$82,721,197	0.90%	2.00%	0.90%	279.56%
Year Ended December 31, 2013	$11.80	0.17	(0.42)	(0.25)	(0.18)	(0.24)	(0.42)	$11.13	(2.05%	)	$59,155,847	0.90%	1.45%	0.90%	333.09%

Class Y Shares
Six Months Ended June 30, 2018 (Unaudited)	$11.29	0.16	(0.40)	(0.24)	–	–	–	$11.05	(2.13%	)	$1,722,946,376	0.49%	2.87%	0.49%	116.24%
Year Ended December 31, 2017	$11.15	0.28	0.17	0.45	(0.31)	–	(0.31)	$11.29	4.08%		$1,791,175,013	0.49%	2.42%	0.49%	230.72%
Year Ended December 31, 2016	$11.14	0.28	0.15	0.43	(0.37)	(0.05)	(0.42)	$11.15	3.84%		$1,688,703,398	0.49%	2.42%	0.49%	217.66%
Year Ended December 31, 2015	$11.48	0.27	(0.29)	(0.02)	(0.23)	(0.09)	(0.32)	$11.14	(0.19%	)	$1,728,693,574	0.49%	2.34%	0.49%	219.93%
Year Ended December 31, 2014	$11.17	0.28	0.31	0.59	(0.28)	–	(0.28)	$11.48	5.31%		$1,422,821,618	0.50%	2.40%	0.50%	279.56%
Year Ended December 31, 2013	$11.84	0.22	(0.42)	(0.20)	(0.23)	(0.24)	(0.47)	$11.17	(1.65%	)	$1,259,106,898	0.50%	1.86%	0.50%	333.09%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

35

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Core Plus Bond Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund-of-funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

36

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company and are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but

37

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$160,443,484	$—	$160,443,484
Collateralized Mortgage Obligations	—	78,809,057	—	78,809,057
Commercial Mortgage-Backed Securities	—	98,028,889	—	98,028,889
Corporate Bonds	—	583,233,921	—	583,233,921
Foreign Government Securities	—	128,265,768	—	128,265,768
Futures Contracts	2,962,137	—	—	2,962,137
Mortgage-Backed Securities	—	539,385,225	—	539,385,225
Repurchase Agreements	—	23,078,550	—	23,078,550
Short-Term Investment	—	8,228,267	—	8,228,267
U.S. Government Agency Securities	—	32,766,806	—	32,766,806
U.S. Treasury Obligations	—	312,985,302	—	312,985,302
Total Assets	$2,962,137	$1,965,225,269	$—	$1,968,187,406
Liabilities:
Futures Contracts	$(5,068,811)	$—	$—	$(5,068,811)
Total Liabilities	$(5,068,811)	$—	$—	$(5,068,811)
Total	$(2,106,674)	$1,965,225,269	$—	$1,963,118,595

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign

38

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Futures Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to changes in the level of interest rates and to manage currency risk. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Payable for variation margin on futures contracts,” in a table in the Statement of Investments

39

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2018

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Currency risk	Unrealized appreciation from futures contracts	$2,007,389
Interest rate risk	Unrealized appreciation from futures contracts	954,748
Total		$2,962,137
Liabilities:
Futures Contracts(a)
Currency risk	Unrealized depreciation from futures contracts	$(172,314)
Interest rate risk	Unrealized depreciation from futures contracts	(4,896,497)
Total		$(5,068,811)
(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2018

Realized Gains (Losses):	Total
Futures Contracts
Currency risk	$(1,286,487)
Interest rate risk	(500,923)
Total	$(1,787,410)

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2018

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Currency risk	$2,301,529
Interest rate risk	(3,350,973)
Total	$(1,049,444)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the six months ended June 30, 2018:

Futures Contracts:
Average Notional Balance Long	$190,748,490
Average Notional Balance Short	$318,586,773

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2018, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

40

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

(d)	TBA

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions. TBAs involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to the settlement date. TBAs are valued at the bid evaluation price as provided by an independent pricing service approved by the Board.

(e)	Securities Lending

During the six months ended June 30, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2018, were $23,078,550, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

41

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(f)	Joint Repurchase Agreements

During the six months ended June 30, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2018, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc. 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,833, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $357,000,000.

NatWest Markets Securities, Inc. 1.90%, dated 6/27/2018, due 7/3/2018, repurchase price $225,071,250, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.63%, maturing 3/31/2020 - 8/15/2043; total market value $229,504,042

Nomura Securities International, Inc. 2.10%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,250 collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 8.00%, maturing 7/31/2018 - 8/15/2047; total market value $357,000,008.

Pershing LLC 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $450,077,250, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 11.50%, maturing 7/25/2019 - 4/20/2068; total market value $459,000,001.

42

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

At June 30, 2018, the Fund’s investment in the joint repos were subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$10,078,550	$—	$10,078,550	$(10,078,550)	$—
NatWest Markets Securities, Inc.	4,000,000	—	4,000,000	(4,000,000)	—
Nomura Securities International, Inc.	1,000,000	—	1,000,000	(1,000,000)	—
Pershing LLC	8,000,000	—	8,000,000	(8,000,000)	—
Total	$23,078,550	$—	$23,078,550	$(23,078,550)	$—

Amounts designated as “—” are zero.

*

At June 30, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on the Fund’s Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any

43

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(i)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(j)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Neuberger Berman Investment Advisers, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.45%
$1 billion up to $1.5 billion	0.44%
$1.5 billion and more	0.43%

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate was 0.44%.

44

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.55% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $265,456 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s

45

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $3,581.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.15 % and 0.15% for Class I and Class II shares, respectively, for a total amount of $64,195.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one

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Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $2,307,903,753 and sales of $2,225,902,774 (excluding short-term securities). These figures include purchases and sales of long-term U.S. Government securities, if any.

For the six months ended June 30, 2018, the Fund had purchases of $618,146,210 and sales of $701,658,908 of U.S. Government securities (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with Variable Rate Securities

Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

47

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal National Mortgage Association Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie Macs”), but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Stripped Mortgage Securities — Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of

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Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

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Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

9.  Federal Tax Information

As of June 30, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,996,061,189	$11,149,558	$(44,092,152)	$(32,942,594)

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under ”Line of Credit and Interfund Lending”)

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

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Supplemental Information

June 30, 2018 (Unaudited)

American Century NVIT Multi Cap Value Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT Dynamic U.S. Growth Fund

(formerly, NVIT Large Cap Growth Fund)

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The

Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds and multi-manager funds;

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

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Supplemental Information (Continued)

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●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the

Broadridge peer group provided an appropriate comparison and for Funds with multiple Sub-Advisers.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s assessment the financial condition and stability of the Sub-Advisers; and

●	Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where

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Supplemental Information (Continued)

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applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Funds without identified performance or expense challenges

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Nationwide Fund, and NVIT Short Term Bond Fund.

Performance

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. They also considered that each of the Funds had achieved relative performance at the 50th comparative percentile or higher (except in the case of NVIT Core Plus Bond Fund and NVIT Short Term Bond Fund, which had achieved performance in the 51st and 53rd comparative percentiles, respectively) for the three-year period ended August 31, 2017. The Trustees determined on the basis of all of the information presented to them that each of the Funds had achieved a level of performance consistent with continuation of the Fund’s advisory agreement.

Actual Advisory Fee and Total Expense Ratio

The Trustees considered information concerning the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of the Funds. They considered, among other things, any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year, comparative information regarding the fees and expenses of peer funds, and the comparative quintile ranking of each Fund’s fees and expenses against its Broadridge expense group (where each Fund’s total expense ratio and actual advisory fee were above the median of the Fund’s peer group except in the case of the actual advisory fee for Neuberger Berman NVIT Socially Responsible Fund where the Fund’s actual advisory fee ranked in the 53 comparative percentile). After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Funds with expense challenges but without identified performance challenges

BlackRock NVIT Equity Dividend Fund, BlackRock NVIT Managed Global Allocation Fund, Federated NVIT High Income Bond Fund, NVIT Government Money Market Fund, NVIT Multi Sector Bond Fund, and Templeton NVIT International Value Fund.

Performance

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. They also considered that each of the Funds had achieved relative performance at the 50th comparative percentile or higher (except in the case of Templeton NVIT International Value Fund, which had achieved performance in the 52nd comparative percentile) for the three-year period ended August 31, 2017 (or the two-year period ended August 31, 2017 with respect to BlackRock NVIT Managed Global Allocation Fund, which commenced operations in July 2015). The Trustees determined on the basis of all of the information presented to them that each of the Funds had achieved a level of performance consistent with continuation of the Fund’s advisory agreement.

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Supplemental Information (Continued)

June 30, 2018 (Unaudited)

Actual Advisory Fee and Total Expense Ratio

The Trustees considered that each of the Funds had an actual advisory fee or total expense ratio, or both, that ranked at a level (typically below the third comparative quintile) that justified more detailed review. The Trustees considered the following factors, among others.

The Trustees noted that the actual advisory fee rate of Federated NVIT High Income Bond Fund, NVIT Government Money Market Fund, NVIT Multi Sector Bond Fund and Templeton NVIT International Value Fund did not rank within the top three quintiles of the Fund’s Broadridge expense group. The Trustees considered, however, that the total expense ratio (including 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) for each of these Funds, except for NVIT Government Money Market Fund, ranked within the top three quintiles of the Fund’s Broadridge expense group.

Federated NVIT High Income Bond Fund. The Trustees noted that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the first comparative quintile, and that, although the Fund’s actual advisory fee was above the median of its peer group, at the 71st comparative percentile, it was within the range of its peers.

NVIT Government Money Market Fund. The Trustees noted that the Fund’s actual advisory fee and total expense ratio were relatively high compared to the Broadridge expense group. The Trustees considered that the Adviser had implemented a ten-basis point advisory fee reduction in connection with the Fund’s transition to a government money market fund effective March 9, 2017. The Trustees considered the Adviser’s statements that, due to extraordinary fee waivers and expense limitations during the recent period of historically low short-term interest rates, the comparability of advisory fees and total expense ratios presented for peer funds in the Broadridge expense group was limited. In light of developments in the market for comparable funds the Trustees determined to continue to monitor the fees paid by the Fund to determine whether further fee changes might be appropriate.

NVIT Multi Sector Bond Fund. The Trustees noted the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked first among the Fund’s peers. The Trustees considered the Adviser’s statements that the Fund’s expense peer group is comprised of general bond funds, and that, when the Fund’s expenses are compared against a list of peer funds that include only multi-sector bond funds, the Fund’s actual advisory fee compares substantially more favorably. The Trustees also considered the Adviser’s statement that it had reduced its advisory fee in 2017 by 5 basis points, and that it lowered the Fund’s expense cap by 2 basis points in 2016.

Templeton NVIT International Value Fund. The Trustees noted the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the second comparative quintile. The Trustees also considered the Adviser’s statement that the Fund’s actual advisory fee was at approximately the 60th comparative percentile, within the range of peer funds.

BlackRock NVIT Equity Dividend Fund. The Trustees noted that the Fund’s actual advisory fee was below the peer group median. The Trustees also noted that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) was ranked within the fifth quintile of its Broadridge expense group but considered the Adviser’s statement, that, effective January 2017, in connection with the appointment of the Fund’s current sub-adviser, the Adviser had implemented an expense limitation agreement for the Fund that lowered the Fund’s total expense ratio, and that that expense reduction was effective for only a

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Supplemental Information (Continued)

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part of the year over which the Fund’s expenses were measured.

BlackRock NVIT Managed Global Allocation Fund. The Trustees noted that the Fund’s actual advisory fee ranked within the second quintile of the Fund’s Broadridge expense group. They also considered that, although the Fund’s total expense ratio was above the median of the Fund’s peers, it exceeded the 60th comparative percentile by only 1.6 basis points; and that a number of the Fund’s peers are quite large relative to the Fund and likely enjoy substantial economies of scale not currently available to the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Funds with performance challenges but without identified expense challenges

American Century NVIT Multi Cap Value Fund, NVIT Emerging Markets Fund, NVIT International Equity Fund, NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund), and NVIT Real Estate Fund.

Actual Advisory Fee and Total Expense Ratio

The Trustees considered information concerning the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of these Funds. They considered, among other things, any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year, comparative information regarding the fees and expenses of peer funds, and the comparative quintile ranking of each Fund’s fees and expenses against its Broadridge expense group. The Trustees considered that the total expense ratio (including 12b-1 and non-12b-1 service fees) of each Fund ranked in the first comparative quintile of its peer group, and that the actual advisory fees of each Fund ranked in the 60th comparative percentile or better in comparison to its peers. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Performance

The Trustees identified each of these Funds as having achieved a level of total return performance that warranted additional consideration, based on comparison with funds in their respective performance universes for the three-year period ended August 31, 2017. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as information provided during investment review meetings conducted by the Board with the Adviser’s and/or the Sub-Advisers’ portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

American Century NVIT Multi Cap Value Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of unfavorable overweights to out-of-favor or underperforming sectors and stock selection, and the Adviser’s statements that the Sub-Adviser’s high-quality investment style has been out-of-favor over the past 12-months during which the Fund’s underperformance was concentrated. The Trustees further considered the Adviser’s statements that it would further assess the Fund’s performance and the Sub-Adviser’s process in the coming year.

NVIT Emerging Markets Fund. The Trustees considered that, effective February 2016, two new Sub-Advisers replaced the Fund’s former Sub-Adviser, and observed that the Fund’s underperformance was attributable principally to the Fund’s prior Sub-Adviser.

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Supplemental Information (Continued)

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The Trustees also considered that the Fund’s performance had improved from the third comparative quintile for the three-year period to the second comparative quintile for the one-year period.

NVIT International Equity Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance compared to its peers is substantially the result of what the Adviser considers an inappropriate assignment of the Fund to a peer group with a “growth” bias, rather than to a “core” peer group, which the Adviser considers more appropriate, and where the Fund’s performance would compare significantly more favorably. The Trustees also considered the Adviser’s statements that the Sub-Adviser’s investment process has been consistent since the portfolio management team began managing the Fund and that the Fund’s performance has improved since the replacement of its prior Sub-Adviser in 2013.

NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund). The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of unfavorable underweight positions and stock selection and the structural issues that present difficulties for active managers to deliver alpha within the large growth category. The Trustees also considered the Adviser’s statement that the Sub-Adviser’s quantitative model-driven strategy may be contributing to the Fund’s underperformance, and that the Adviser intends to maintain heightened monitoring of the Fund’s performance going forward.

NVIT Real Estate Fund. The Trustees considered that, effective September 2017, a new Sub-Adviser replaced the former Sub-Adviser, and observed that the Fund’s underperformance was attributable to the Fund’s prior Sub-Adviser.

Funds with performance and expense challenges

NVIT Government Bond Fund and NVIT Managed American Funds Growth-Income Fund.

The Trustees identified each of these Funds as having achieved a level of total return performance that warranted additional consideration, based on comparison with funds in their respective performance universes for the three-year period ended August 31, 2017. In addition, the Trustees considered that each of the Funds had an actual advisory fee or total expense ratio that ranked at a level (typically below the third comparative quintile) that justified more detailed review.

NVIT Government Bond Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of the longer-term oriented positioning of the Fund’s portfolio and certain portfolio overweights. The Trustee’s considered the Adviser’s statements that the environment during the period under review was unfavorable for the longer-term oriented positioning of the portfolio, but that the Fund’s portfolio is structured well for the possibility of gradually rising interest rates and continuing economic growth.

As to the Fund’s expenses, the Trustees considered that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the second comparative quintile and that the Fund’s actual advisory fee was one basis point higher than the 60th comparative percentile.

NVIT Managed American Funds Growth-Income Fund. The Trustees considered that the Fund is designed to be offered as an investment option under variable insurance products, and that the Fund’s investment strategy calls for the Adviser to apply an overlay strategy intended to reduce volatility of the Fund under various market conditions. The Trustees considered the Adviser’s statement that, due to the levels

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Supplemental Information (Continued)

June 30, 2018 (Unaudited)

of short-term volatility in the equity markets at various times during the performance measuring period, the use of the overlay had detracted from the Fund’s performance due to its causing the Fund to underweight equities. The Trustees also noted the Adviser’s statement that market conditions in the one-year period were more amenable to the Fund’s overlay strategy, and the Fund achieved performance in the 28th comparative percentile.

As to the Fund’s expenses, the Trustees noted the Adviser’s actual advisory fee was the lowest of the funds in the Fund’s peer group, although the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) was the highest in the group. The Trustees considered the Adviser’s statement that the Fund’s peer group is small and narrowly focused and not representative of funds with investment strategies similar to those of the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that: (i) the Adviser’s explanation regarding these Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period; and (ii) each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

-        -        -

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, is subject to contractual advisory fee breakpoints. The Trustees considered that the Adviser had agreed to implement a contractual advisory fee breakpoint for NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund effective April 30, 2018. With respect to Blackrock NVIT Managed Global Allocation Fund, the Trustees determined to continue to monitor the fees paid by the Fund to determine whether breakpoints might become appropriate.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

57

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

58

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

59

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

60

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

61

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

62

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

63

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

64

Semiannual Report

June 30, 2018 (Unaudited)

Federated NVIT High Income Bond Fund

SAR-FHI 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	Federated NVIT High Income Bond Fund

Asset Allocation†

Corporate Bonds	93.5%
Short-Term Investment	1.8%
Credit Default Swaps††	(0.0)%
Other assets in excess of liabilities	4.7%
100.0%

Top Industries†††

Healthcare	11.1%
Cable Satellite	9.2%
Technology	8.7%
Independent Energy	6.6%
Midstream	6.4%
Packaging	5.6%
Media Entertainment	5.4%
Gaming	4.6%
Pharmaceuticals	4.4%
Wireless Communications	4.2%
Other Industries	33.8%
100.0%

Top Holdings†††

Fidelity Investments Money Market Prime Money Market Portfolio — Institutional Class	1.8%
Ortho-Clinical Diagnostics, Inc., 6.63%, 5/15/2022	1.1%
Jaguar Holding Co. II, 6.38%, 8/1/2023	0.9%
Valeant Pharmaceuticals International, Inc., 6.13%, 4/15/2025	0.9%
Platform Specialty Products Corp., 6.50%, 2/1/2022	0.9%
Altice France SA, 7.38%, 5/1/2026	0.9%
Ardagh Packaging Finance plc, 7.25%, 5/15/2024	0.7%
HUB International Ltd., 7.00%, 5/1/2026	0.7%
Sprint Corp., 7.88%, 9/15/2023	0.7%
Park Aerospace Holdings Ltd., 5.50%, 2/15/2024	0.7%
Other Holdings	90.7%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2018.

3

Shareholder Expense Example	Federated NVIT High Income Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Federated NVIT High Income Bond Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)
Class I Shares	Actual	(b)	1,000.00	993.90	4.50	0.91
	Hypothetical	(b)(c)	1,000.00	1,020.28	4.56	0.91

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

Federated NVIT High Income Bond Fund

Corporate Bonds 93.5%

	Principal Amount	Value

Aerospace & Defense 1.1%
Engility Corp., 8.88%, 9/1/2024	$275,000	$287,375
TransDigm UK Holdings plc, 6.88%, 5/15/2026 (a)	200,000	202,750
TransDigm, Inc.,
6.00%, 7/15/2022	625,000	628,312
6.50%, 7/15/2024	125,000	127,188
6.50%, 5/15/2025	425,000	429,781

		1,675,406

Automotive 2.2%
Adient Global Holdings Ltd., 4.88%, 8/15/2026 (a)	400,000	359,000
American Axle & Manufacturing, Inc., 6.50%, 4/1/2027	575,000	566,375
BCD Acquisition, Inc., 9.63%, 9/15/2023 (a)	350,000	372,750
Dana Financing Luxembourg Sarl,
5.75%, 4/15/2025 (a)	150,000	147,750
6.50%, 6/1/2026 (a)	425,000	431,375
Goodyear Tire & Rubber Co. (The),
5.00%, 5/31/2026	275,000	255,750
4.88%, 3/15/2027	100,000	91,376
IHO Verwaltungs GmbH, 4.75%, 9/15/2026 (a)(b)	525,000	494,156
JB Poindexter & Co., Inc., 7.13%, 4/15/2026 (a)	250,000	256,250
Motors Liquidation Co., 7.40%, 9/1/2025 (c)(d)(e)(f)(g)	2,500,000	0
TI Group Automotive Systems LLC, 8.75%, 7/15/2023 (a)	199,000	207,995

		3,182,777

Banking 0.6%
Ally Financial, Inc., 5.75%, 11/20/2025	825,000	840,469

Building Materials 1.5%
American Builders & Contractors Supply Co., Inc.,
5.75%, 12/15/2023 (a)	50,000	51,250
5.88%, 5/15/2026 (a)	500,000	491,875
Core & Main LP, 6.13%, 8/15/2025 (a)	175,000	165,812
HD Supply, Inc., 5.75%, 4/15/2024 (a)(h)	200,000	209,750
Pisces Midco, Inc., 8.00%, 4/15/2026 (a)	475,000	456,855
Standard Industries, Inc.,
6.00%, 10/15/2025 (a)	275,000	275,688
5.00%, 2/15/2027 (a)	600,000	556,500

		2,207,730

Cable Satellite 8.8%
Altice US Finance I Corp., 5.50%, 5/15/2026 (a)	250,000	241,250
Cablevision Systems Corp., 5.88%, 9/15/2022	250,000	248,125

Corporate Bonds (continued)

	Principal Amount	Value

Cable Satellite (continued)
CCO Holdings LLC,
5.75%, 9/1/2023	$150,000	$151,125
5.75%, 1/15/2024	775,000	776,937
5.88%, 4/1/2024 (a)	75,000	75,188
5.38%, 5/1/2025 (a)	125,000	120,937
5.75%, 2/15/2026 (a)	725,000	712,312
5.50%, 5/1/2026 (a)	175,000	169,698
5.13%, 5/1/2027 (a)	125,000	116,953
5.88%, 5/1/2027 (a)	75,000	73,219
5.00%, 2/1/2028 (a)	525,000	480,375
Cequel Communications Holdings I LLC,
5.13%, 12/15/2021 (a)	550,000	546,562
7.75%, 7/15/2025 (a)	475,000	496,375
7.50%, 4/1/2028 (a)	250,000	253,050
CSC Holdings LLC,
5.25%, 6/1/2024	600,000	567,000
5.50%, 4/15/2027 (a)	725,000	692,375
DISH DBS Corp.,
5.88%, 7/15/2022	400,000	376,000
5.00%, 3/15/2023	75,000	65,062
5.88%, 11/15/2024	575,000	486,594
7.75%, 7/1/2026	225,000	197,156
Intelsat Jackson Holdings SA,
7.50%, 4/1/2021	425,000	421,813
5.50%, 8/1/2023	550,000	493,460
8.00%, 2/15/2024 (a)	175,000	183,750
9.75%, 7/15/2025 (a)	175,000	184,625
Sirius XM Radio, Inc.,
6.00%, 7/15/2024 (a)	575,000	585,781
5.38%, 7/15/2026 (a)	625,000	601,563
Telenet Finance Luxembourg Notes Sarl, 5.50%, 3/1/2028 (a)	800,000	728,000
Unitymedia GmbH, 6.13%, 1/15/2025 (a)	675,000	695,250
Virgin Media Finance plc, 5.75%, 1/15/2025 (a)	200,000	187,500
Virgin Media Secured Finance plc,
5.25%, 1/15/2026 (a)	825,000	763,125
5.50%, 8/15/2026 (a)	375,000	351,038
Ziggo Bond Finance BV,
5.88%, 1/15/2025 (a)	200,000	186,878
6.00%, 1/15/2027 (a)	200,000	184,750
Ziggo BV, 5.50%, 1/15/2027 (a)	425,000	396,993

		12,810,819

Chemicals 2.1%
Alpha 2 BV, 8.75%, 6/1/2023 (a)(b)	200,000	199,000
Alpha 3 BV, 6.25%, 2/1/2025 (a)	475,000	466,687
Compass Minerals International, Inc., 4.88%, 7/15/2024 (d)(k)	425,000	398,565
Hexion, Inc., 6.63%, 4/15/2020	600,000	561,840
Koppers, Inc., 6.00%, 2/15/2025 (a)	175,000	175,000
Platform Specialty Products Corp., 6.50%, 2/1/2022 (a)	1,225,000	1,246,438
PQ Corp., 5.75%, 12/15/2025 (a)	50,000	49,187

		3,096,717

5

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Construction Machinery 0.5%
United Rentals North America, Inc.,
5.88%, 9/15/2026	$275,000	$277,750
5.50%, 5/15/2027	275,000	266,750
4.88%, 1/15/2028	225,000	208,339

		752,839

Consumer Cyclical Services 0.5%
Garda World Security Corp., 8.75%, 5/15/2025 (a)	500,000	511,250
Matthews International Corp., 5.25%, 12/1/2025 (a)	175,000	167,563

		678,813

Consumer Products 1.7%
Energizer Gamma Acquisition, Inc., 6.38%, 7/15/2026 (a)	50,000	50,844
First Quality Finance Co., Inc.,
4.63%, 5/15/2021 (a)	575,000	560,625
5.00%, 7/1/2025 (a)	50,000	45,750
Prestige Brands, Inc.,
5.38%, 12/15/2021 (a)	700,000	700,000
6.38%, 3/1/2024 (a)	625,000	618,750
Spectrum Brands, Inc.,
6.13%, 12/15/2024	175,000	176,750
5.75%, 7/15/2025	300,000	296,250

		2,448,969

Diversified Manufacturing 1.0%
Gates Global LLC, 6.00%, 7/15/2022 (a)	405,000	410,062
JPW Industries Holding Corp., 9.00%, 10/1/2024 (a)	200,000	208,000
Titan Acquisition Ltd., 7.75%, 4/15/2026 (a)	375,000	349,688
WESCO Distribution, Inc., 5.38%, 12/15/2021	450,000	458,438

		1,426,188

Environmental 0.5%
Tervita Escrow Corp., 7.63%, 12/1/2021 (a)	475,000	484,500
Wrangler Buyer Corp., 6.00%, 10/1/2025 (a)	225,000	212,625

		697,125

Finance Companies 2.4%
Navient Corp.,
5.50%, 1/25/2023	175,000	171,938
7.25%, 9/25/2023	125,000	130,937
5.88%, 10/25/2024	975,000	942,094
6.75%, 6/15/2026	75,000	73,290
Park Aerospace Holdings Ltd.,
5.25%, 8/15/2022 (a)	100,000	99,001
4.50%, 3/15/2023 (a)	125,000	118,725
5.50%, 2/15/2024 (a)	1,050,000	1,036,654
Quicken Loans, Inc.,
5.75%, 5/1/2025 (a)	900,000	880,902
5.25%, 1/15/2028 (a)	150,000	138,345

		3,591,886

Corporate Bonds (continued)

	Principal Amount	Value

Food & Beverage 2.5%
Acosta, Inc., 7.75%, 10/1/2022 (a)	$550,000	$272,250
Aramark Services, Inc.,
5.13%, 1/15/2024	450,000	450,000
5.00%, 4/1/2025 (a)	200,000	199,000
5.00%, 2/1/2028 (a)	250,000	238,750
B&G Foods, Inc., 5.25%, 4/1/2025	675,000	636,188
Post Holdings, Inc.,
5.50%, 3/1/2025 (a)	125,000	122,031
5.00%, 8/15/2026 (a)	700,000	652,750
5.75%, 3/1/2027 (a)	725,000	703,250
US Foods, Inc., 5.88%, 6/15/2024 (a)	350,000	356,125

		3,630,344

Food & Staples Retailing 0.0%†
Jitney-Jungle Stores of America, Inc., 10.38%, 9/15/2007 (c)(d)(e)(f)	100,000	0

Gaming 4.4%
Boyd Gaming Corp.,
6.88%, 5/15/2023	425,000	445,187
6.38%, 4/1/2026	175,000	177,188
6.00%, 8/15/2026 (a)	100,000	99,000
Caesars Resort Collection LLC, 5.25%, 10/15/2025 (a)	875,000	827,969
Eldorado Resorts, Inc., 6.00%, 4/1/2025	300,000	300,375
MGM Growth Properties Operating Partnership LP, 5.63%, 5/1/2024	225,000	227,812
MGM Resorts International,
6.00%, 3/15/2023	425,000	437,750
5.75%, 6/15/2025	300,000	299,535
4.63%, 9/1/2026	100,000	92,500
Mohegan Gaming & Entertainment, 7.88%, 10/15/2024 (a)	450,000	425,250
Penn National Gaming, Inc., 5.63%, 1/15/2027 (a)	200,000	188,500
Pinnacle Entertainment, Inc., 5.63%, 5/1/2024	475,000	493,121
Rivers Pittsburgh Borrower LP, 6.13%, 8/15/2021 (a)	400,000	396,000
Seminole Hard Rock Entertainment, Inc., 5.88%, 5/15/2021 (a)	850,000	854,250
Seminole Tribe of Florida, Inc., 7.80%, 10/1/2020 (a)	365,000	365,000
Stars Group Holdings BV, 7.00%, 7/15/2026 (a)	125,000	126,250
Station Casinos LLC, 5.00%, 10/1/2025 (a)	425,000	399,500
Sugarhouse HSP Gaming Prop Mezz LP, 5.88%, 5/15/2025 (a)	325,000	305,500

		6,460,687

Health Insurance 0.2%
Centene Escrow I Corp., 5.38%, 6/1/2026 (a)	250,000	253,283

6

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Healthcare 10.5%
Acadia Healthcare Co., Inc.,
5.63%, 2/15/2023	$75,000	$75,562
6.50%, 3/1/2024	600,000	615,000
Air Medical Group Holdings, Inc., 6.38%, 5/15/2023 (a)	700,000	651,000
Avantor, Inc.,
6.00%, 10/1/2024 (a)	175,000	173,110
9.00%, 10/1/2025 (a)	500,000	503,850
Charles River Laboratories International, Inc., 5.50%, 4/1/2026 (a)	100,000	100,220
Community Health Systems, Inc.,
6.88%, 2/1/2022	525,000	267,750
6.25%, 3/31/2023	325,000	297,781
8.63%, 1/15/2024 (a)	150,000	150,375
Envision Healthcare Corp.,
5.63%, 7/15/2022	325,000	329,266
6.25%, 12/1/2024 (a)	275,000	292,875
HCA, Inc.,
5.00%, 3/15/2024	425,000	425,000
5.38%, 2/1/2025	175,000	172,322
5.25%, 4/15/2025	825,000	825,000
5.88%, 2/15/2026	900,000	907,875
5.25%, 6/15/2026	375,000	372,450
Hologic, Inc., 4.38%, 10/15/2025 (a)	175,000	167,125
IQVIA, Inc., 5.00%, 10/15/2026 (a)	275,000	267,781
LifePoint Health, Inc., 5.38%, 5/1/2024	325,000	312,812
MPH Acquisition Holdings LLC, 7.13%, 6/1/2024 (a)	1,000,000	1,025,000
Ortho-Clinical Diagnostics, Inc., 6.63%, 5/15/2022 (a)	1,500,000	1,466,250
Polaris Intermediate Corp., 8.50%, 12/1/2022 (a)(b)	375,000	386,719
Sotera Health Holdings LLC, 6.50%, 5/15/2023 (a)	900,000	918,000
Sotera Health Topco, Inc., 8.12%, 11/1/2021 (a)(b)	475,000	476,188
Surgery Center Holdings, Inc., 6.75%, 7/1/2025 (a)	550,000	521,813
Team Health Holdings, Inc., 6.38%, 2/1/2025 (a)	1,125,000	967,500
Teleflex, Inc.,
5.25%, 6/15/2024	225,000	230,063
4.88%, 6/1/2026	50,000	49,000
4.63%, 11/15/2027	75,000	70,875
Tenet Healthcare Corp.,
4.38%, 10/1/2021	225,000	221,344
7.50%, 1/1/2022 (a)	75,000	78,000
6.75%, 6/15/2023	650,000	646,750
4.63%, 7/15/2024 (a)	175,000	165,760
5.13%, 5/1/2025 (a)	425,000	404,015
Vizient, Inc., 10.38%, 3/1/2024 (a)	525,000	578,813
West Street Merger Sub, Inc., 6.38%, 9/1/2025 (a)	325,000	310,375

		15,423,619

Corporate Bonds (continued)

	Principal Amount	Value

Hotels, Restaurants & Leisure 0.5%
Hilton Domestic Operating Co., Inc., 5.13%, 5/1/2026 (a)	$350,000	$343,875
Wyndham Hotels & Resorts, Inc., 5.38%, 4/15/2026 (a)	350,000	347,375

		691,250

Independent Energy 6.3%
Antero Resources Corp.,
5.63%, 6/1/2023	150,000	151,875
5.00%, 3/1/2025	250,000	248,750
Ascent Resources Utica Holdings LLC, 10.00%, 4/1/2022 (a)	350,000	385,000
Berry Petroleum Co. LLC, 7.00%, 2/15/2026 (a)	225,000	230,062
Callon Petroleum Co.,
6.13%, 10/1/2024	320,000	324,000
6.38%, 7/1/2026 (a)	150,000	150,375
Carrizo Oil & Gas, Inc.,
7.50%, 9/15/2020	32,000	32,200
6.25%, 4/15/2023	225,000	227,812
8.25%, 7/15/2025	125,000	132,500
Chesapeake Energy Corp.,
8.00%, 12/15/2022 (a)	135,000	141,709
5.75%, 3/15/2023	125,000	118,125
8.00%, 1/15/2025	75,000	76,384
8.00%, 6/15/2027	375,000	381,563
CrownRock LP, 5.63%, 10/15/2025 (a)	600,000	579,000
Endeavor Energy Resources LP,
5.50%, 1/30/2026 (a)	75,000	72,750
5.75%, 1/30/2028 (a)	175,000	170,625
EP Energy LLC, 8.00%, 11/29/2024 (a)	275,000	277,750
Gulfport Energy Corp.,
6.63%, 5/1/2023	200,000	201,500
6.00%, 10/15/2024	100,000	96,250
6.38%, 5/15/2025	150,000	145,875
6.38%, 1/15/2026	75,000	72,000
Jagged Peak Energy LLC, 5.88%, 5/1/2026 (a)	125,000	122,500
Laredo Petroleum, Inc.,
5.63%, 1/15/2022	150,000	147,938
6.25%, 3/15/2023	125,000	125,156
Oasis Petroleum, Inc.,
6.88%, 3/15/2022	403,000	409,936
6.25%, 5/1/2026 (a)	50,000	50,500
Parsley Energy LLC,
5.38%, 1/15/2025 (a)	100,000	99,250
5.25%, 8/15/2025 (a)	75,000	73,687
5.63%, 10/15/2027 (a)	275,000	272,938
PDC Energy, Inc.,
6.13%, 9/15/2024	225,000	229,500
5.75%, 5/15/2026 (a)	75,000	74,250
QEP Resources, Inc.,
5.25%, 5/1/2023	75,000	73,312
5.63%, 3/1/2026	125,000	119,688
Range Resources Corp., 4.88%, 5/15/2025	448,000	420,000

7

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Independent Energy (continued)
RSP Permian, Inc.,
6.63%, 10/1/2022	$125,000	$131,338
5.25%, 1/15/2025	200,000	213,940
SM Energy Co.,
5.00%, 1/15/2024	325,000	307,531
5.63%, 6/1/2025	100,000	95,250
6.75%, 9/15/2026	100,000	100,250
Southwestern Energy Co.,
7.50%, 4/1/2026	75,000	77,625
7.75%, 10/1/2027	350,000	363,125
SRC Energy, Inc., 6.25%, 12/1/2025 (a)	350,000	349,562
Ultra Resources, Inc.,
6.88%, 4/15/2022 (a)	100,000	75,750
7.13%, 4/15/2025 (a)	225,000	158,063
Whiting Petroleum Corp.,
6.25%, 4/1/2023	300,000	307,500
6.63%, 1/15/2026 (a)	175,000	180,250
WPX Energy, Inc.,
8.25%, 8/1/2023	125,000	141,563
5.25%, 9/15/2024	250,000	245,937
5.75%, 6/1/2026	75,000	74,789

		9,257,233

Industrial — Other 0.5%
Hillman Group, Inc. (The), 6.38%, 7/15/2022 (d)(k)	525,000	502,688
KAR Auction Services, Inc., 5.13%, 6/1/2025 (a)	300,000	286,500

		789,188

Insurance — P&C 2.7%
Acrisure LLC, 7.00%, 11/15/2025 (a)	500,000	455,000
AmWINS Group, Inc., 7.75%, 7/1/2026 (a)	350,000	355,250
Ardonagh Midco 3 plc, 8.63%, 7/15/2023 (a)	450,000	456,750
AssuredPartners, Inc., 7.00%, 8/15/2025 (a)	500,000	481,250
HUB International Ltd., 7.00%, 5/1/2026 (a)	1,050,000	1,036,875
NFP Corp., 6.88%, 7/15/2025 (a)	600,000	588,000
USIS Merger Sub, Inc., 6.88%, 5/1/2025 (a)	550,000	547,250

		3,920,375

Leisure 0.7%
Live Nation Entertainment, Inc., 5.63%, 3/15/2026 (a)	150,000	148,875
Six Flags Entertainment Corp., 5.50%, 4/15/2027 (a)	725,000	703,946
VOC Escrow Ltd., 5.00%, 2/15/2028 (a)	175,000	165,324

		1,018,145

Corporate Bonds (continued)

	Principal Amount	Value

Media Entertainment 5.1%
AMC Networks, Inc.,
5.00%, 4/1/2024	$375,000	$369,375
4.75%, 8/1/2025	175,000	168,220
CBS Radio, Inc., 7.25%, 11/1/2024 (a)	300,000	285,750
Clear Channel Worldwide Holdings, Inc., Series B, 6.50%, 11/15/2022	375,000	382,500
EMI Music Publishing Group North America Holdings, Inc., 7.63%, 6/15/2024 (a)	350,000	378,752
Gray Television, Inc.,
5.13%, 10/15/2024 (a)	150,000	143,580
5.88%, 7/15/2026 (a)	350,000	332,937
iHeartCommunications, Inc., 9.00%, 3/1/2021 (f)	425,000	320,875
LIN Television Corp., 5.88%, 11/15/2022	525,000	535,500
Match Group, Inc., 5.00%, 12/15/2027 (a)	325,000	302,250
Nexstar Broadcasting, Inc., 5.63%, 8/1/2024 (a)	425,000	411,188
Nielsen Co. Luxembourg SARL (The), 5.00%, 2/1/2025 (a)	575,000	547,688
Nielsen Finance LLC, 5.00%, 4/15/2022 (a)	275,000	270,215
Outfront Media Capital LLC, 5.88%, 3/15/2025	125,000	126,019
Sinclair Television Group, Inc.,
5.63%, 8/1/2024 (a)	350,000	347,375
5.88%, 3/15/2026 (a)	450,000	437,625
5.13%, 2/15/2027 (a)	100,000	92,000
TEGNA, Inc.,
6.38%, 10/15/2023	425,000	436,687
5.50%, 9/15/2024 (a)	50,000	50,000
Tribune Media Co., 5.88%, 7/15/2022	675,000	681,244
Urban One, Inc.,
9.25%, 2/15/2020 (d)(k)	350,000	339,500
7.38%, 4/15/2022 (a)	375,000	362,813
WMG Acquisition Corp.,
5.00%, 8/1/2023 (a)	50,000	49,750
5.50%, 4/15/2026 (a)	100,000	99,125

		7,470,968

Metals & Mining 1.8%
Coeur Mining, Inc., 5.88%, 6/1/2024	350,000	337,750
Freeport-McMoRan, Inc.,
3.88%, 3/15/2023	500,000	472,500
5.40%, 11/14/2034	625,000	567,187
Hudbay Minerals, Inc.,
7.25%, 1/15/2023 (a)	150,000	154,500
7.63%, 1/15/2025 (a)	200,000	209,500
Steel Dynamics, Inc.,
5.13%, 10/1/2021	50,000	50,438
5.25%, 4/15/2023	75,000	75,656
5.50%, 10/1/2024	200,000	203,750

8

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Metals & Mining (continued)
Teck Resources Ltd.,
8.50%, 6/1/2024 (a)	$150,000	$164,438
6.13%, 10/1/2035	275,000	277,062
6.00%, 8/15/2040	125,000	121,563
6.25%, 7/15/2041	50,000	49,750

		2,684,094

Midstream 6.0%
AmeriGas Partners LP,
5.63%, 5/20/2024	25,000	24,594
5.50%, 5/20/2025	300,000	290,625
5.88%, 8/20/2026	450,000	438,750
5.75%, 5/20/2027	100,000	95,000
Andeavor Logistics LP, 6.25%, 10/15/2022	232,000	240,322
Antero Midstream Partners LP, 5.38%, 9/15/2024	425,000	428,187
Cheniere Corpus Christi Holdings LLC,
7.00%, 6/30/2024	325,000	354,250
5.88%, 3/31/2025	275,000	286,000
5.13%, 6/30/2027	150,000	148,687
Cheniere Energy Partners LP, 5.25%, 10/1/2025 (a)	475,000	463,339
CNX Midstream Partners LP, 6.50%, 3/15/2026 (a)	450,000	437,625
Energy Transfer Equity LP, 5.88%, 1/15/2024	475,000	486,875
Ferrellgas LP,
6.75%, 1/15/2022	700,000	633,500
6.75%, 6/15/2023 (h)	150,000	130,500
Holly Energy Partners LP, 6.00%, 8/1/2024 (a)	650,000	656,500
NuStar Logistics LP, 5.63%, 4/28/2027	450,000	435,375
Suburban Propane Partners LP,
5.50%, 6/1/2024	800,000	776,000
5.88%, 3/1/2027	150,000	140,250
Summit Midstream Holdings LLC,
5.50%, 8/15/2022	575,000	564,937
5.75%, 4/15/2025	325,000	308,750
Sunoco LP,
4.88%, 1/15/2023 (a)	50,000	48,000
5.50%, 2/15/2026 (a)	100,000	94,750
5.88%, 3/15/2028 (a)	175,000	164,995
Targa Pipeline Partners LP, 5.88%, 8/1/2023 (d)	175,000	171,500
Targa Resources Partners LP,
5.13%, 2/1/2025	150,000	148,125
5.88%, 4/15/2026 (a)	275,000	277,063
5.38%, 2/1/2027	350,000	339,500
5.00%, 1/15/2028 (a)	100,000	93,000
TransMontaigne Partners LP, 6.13%, 2/15/2026	175,000	176,750

		8,853,749

Oil Field Services 1.7%
Apergy Corp., 6.38%, 5/1/2026 (a)	50,000	50,812

Corporate Bonds (continued)

	Principal Amount	Value

Oil Field Services (continued)
Precision Drilling Corp.,
6.50%, 12/15/2021	$40,744	$41,609
7.75%, 12/15/2023	275,000	289,438
7.13%, 1/15/2026 (a)	100,000	102,700
SESI LLC,
7.13%, 12/15/2021	275,000	279,812
7.75%, 9/15/2024	400,000	410,500
Shelf Drilling Holdings Ltd., 8.25%, 2/15/2025 (a)	325,000	327,438
USA Compression Partners LP, 6.88%, 4/1/2026 (a)	375,000	388,125
Weatherford International LLC, 6.80%, 6/15/2037	75,000	60,000
Weatherford International Ltd.,
8.25%, 6/15/2023	275,000	272,825
7.00%, 3/15/2038	300,000	239,250

		2,462,509

Packaging 5.4%
ARD Finance SA, 7.12%, 9/15/2023 (b)	375,000	375,937
Ardagh Packaging Finance plc,
6.00%, 6/30/2021 (a)	250,000	252,812
7.25%, 5/15/2024 (a)	1,000,000	1,040,000
Berry Global, Inc.,
5.50%, 5/15/2022	675,000	681,007
6.00%, 10/15/2022	75,000	77,194
BWAY Holding Co.,
5.50%, 4/15/2024 (a)	325,000	316,875
7.25%, 4/15/2025 (a)	1,025,000	999,375
Crown Americas LLC, 4.75%, 2/1/2026 (a)	250,000	237,500
Flex Acquisition Co., Inc.,
6.88%, 1/15/2025 (a)	975,000	938,437
7.88%, 7/15/2026 (a)	225,000	224,123
Multi-Color Corp., 6.13%, 12/1/2022 (a)	575,000	587,938
Owens-Brockway Glass Container, Inc.,
5.88%, 8/15/2023 (a)	200,000	202,250
5.38%, 1/15/2025 (a)	400,000	390,000
6.38%, 8/15/2025 (a)	50,000	51,250
Reynolds Group Issuer, Inc.,
5.75%, 10/15/2020	557,237	559,327
7.00%, 7/15/2024 (a)	500,000	510,625
Trident Merger Sub, Inc., 6.63%, 11/1/2025 (a)	425,000	414,375

		7,859,025

Paper 0.4%
Clearwater Paper Corp., 5.38%, 2/1/2025 (a)	675,000	611,719

Pharmaceuticals 4.2%
Eagle Holding Co. II LLC, 7.63%, 5/15/2022 (a)(b)	175,000	176,785
Endo Dac,
6.00%, 7/15/2023 (a)	475,000	390,687
6.00%, 2/1/2025 (a)	525,000	409,500
Jaguar Holding Co. II, 6.38%, 8/1/2023 (a)	1,300,000	1,293,760

9

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Pharmaceuticals (continued)
Mallinckrodt International Finance SA, 4.75%, 4/15/2023	$250,000	$209,375
5.63%, 10/15/2023 (a)	325,000	270,888
5.50%, 4/15/2025 (a)	750,000	600,000
Valeant Pharmaceuticals International, Inc.,
6.50%, 3/15/2022 (a)	75,000	77,625
7.25%, 7/15/2022 (a)	50,000	51,208
5.50%, 3/1/2023 (a)	225,000	209,250
5.88%, 5/15/2023 (a)	750,000	704,531
7.00%, 3/15/2024 (a)	100,000	104,845
6.13%, 4/15/2025 (a)	1,375,000	1,266,719
9.00%, 12/15/2025 (a)	125,000	129,525
9.25%, 4/1/2026 (a)	225,000	233,719

		6,128,417

Refining 0.6%
Andeavor, 5.38%, 10/1/2022	150,000	153,382
CVR Refining LLC, 6.50%, 11/1/2022	650,000	663,000

		816,382

Restaurants 1.0%
1011778 BC ULC, 5.00%, 10/15/2025 (a)	975,000	922,545
KFC Holding Co.,
5.25%, 6/1/2026 (a)	275,000	270,875
4.75%, 6/1/2027 (a)	150,000	141,750
Performance Food Group, Inc., 5.50%, 6/1/2024 (a)	75,000	74,063

		1,409,233

Retailers 1.2%
Party City Holdings, Inc., 6.13%, 8/15/2023 (a)	500,000	502,500
PetSmart, Inc.,
7.13%, 3/15/2023 (a)	450,000	302,085
8.88%, 6/1/2025 (a)	100,000	65,750
Rite Aid Corp., 6.13%, 4/1/2023 (a)	375,000	380,250
Sally Holdings LLC, 5.63%, 12/1/2025	525,000	484,312

		1,734,897

Supermarkets 0.6%
Albertsons Cos. LLC,
6.63%, 6/15/2024	350,000	330,435
5.75%, 3/15/2025	475,000	420,375
Albertsons Cos., Inc., (ICE LIBOR USD 3 Month + 3.75%), 6.09%, 1/15/2024 (a)(i)	100,000	100,250

		851,060

Technology 8.2%
BMC Software Finance, Inc., 8.13%, 7/15/2021 (a)	750,000	766,875
CDK Global, Inc., 5.88%, 6/15/2026	75,000	76,425

Corporate Bonds (continued)

	Principal Amount	Value

Technology (continued)
CDW LLC,
5.50%, 12/1/2024	$325,000	$331,500
5.00%, 9/1/2025	75,000	73,687
CommScope Technologies LLC, 6.00%, 6/15/2025 (a)	300,000	306,375
Dell International LLC, 7.13%, 6/15/2024 (a)	550,000	582,686
First Data Corp.,
7.00%, 12/1/2023 (a)	650,000	677,027
5.75%, 1/15/2024 (a)	775,000	775,015
Gartner, Inc., 5.13%, 4/1/2025 (a)	175,000	174,125
Infor Software Parent LLC, 7.12%, 5/1/2021 (a)(b)	700,000	701,750
Infor US, Inc., 6.50%, 5/15/2022	925,000	926,156
Informatica LLC, 7.13%, 7/15/2023 (a)	525,000	530,366
MSCI, Inc., 5.75%, 8/15/2025 (a)	75,000	77,250
NCR Corp.,
4.63%, 2/15/2021	200,000	198,500
5.88%, 12/15/2021	50,000	50,750
5.00%, 7/15/2022	300,000	297,000
6.38%, 12/15/2023	150,000	155,438
Nuance Communications, Inc.,
5.38%, 8/15/2020 (a)	150,000	150,000
5.63%, 12/15/2026	600,000	586,506
Rackspace Hosting, Inc., 8.63%, 11/15/2024 (a)	775,000	778,875
Riverbed Technology, Inc., 8.88%, 3/1/2023 (a)	475,000	450,300
RP Crown Parent LLC, 7.38%, 10/15/2024 (a)	700,000	720,790
Sensata Technologies BV, 5.00%, 10/1/2025 (a)	100,000	100,750
Sensata Technologies UK Financing Co. plc, 6.25%, 2/15/2026 (a)	225,000	234,000
Solera LLC, 10.50%, 3/1/2024 (a)	425,000	472,018
Sophia LP, 9.00%, 9/30/2023 (a)	400,000	419,950
Tempo Acquisition LLC, 6.75%, 6/1/2025 (a)	950,000	912,000
TTM Technologies, Inc., 5.63%, 10/1/2025 (a)	350,000	341,250
Vantiv LLC, 4.38%, 11/15/2025 (a)	200,000	190,844

		12,058,208

Utility — Electric 2.1%
Calpine Corp.,
5.88%, 1/15/2024 (a)	175,000	173,250
5.75%, 1/15/2025	725,000	662,922
5.25%, 6/1/2026 (a)	50,000	47,094
Enviva Partners LP, 8.50%, 11/1/2021	550,000	572,000

10

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Utility — Electric (continued)
NRG Energy, Inc.,
6.25%, 5/1/2024	$675,000	$691,875
6.63%, 1/15/2027	250,000	256,875
5.75%, 1/15/2028 (a)	75,000	73,875
TerraForm Power Operating LLC,
6.62%, 6/15/2025 (a)(h)	200,000	213,000
5.00%, 1/31/2028 (a)	475,000	450,062

		3,140,953

Wireless Communications 4.0%
Altice France SA, 7.38%, 5/1/2026 (a)	1,250,000	1,222,125
Altice Luxembourg SA, 7.63%, 2/15/2025 (a)	800,000	736,000
Sprint Capital Corp., 6.88%, 11/15/2028	425,000	406,937
Sprint Corp.,
7.88%, 9/15/2023	1,000,000	1,036,875
7.13%, 6/15/2024	725,000	731,953
7.63%, 2/15/2025	225,000	229,502
7.63%, 3/1/2026	150,000	153,000
T-Mobile USA, Inc.,
6.38%, 3/1/2025	600,000	621,120
6.50%, 1/15/2026	125,000	128,906
4.50%, 2/1/2026	250,000	233,438
4.75%, 2/1/2028	400,000	370,500

		5,870,356

Total Corporate Bonds (cost $139,355,957)		136,805,432

Short-Term Investment 1.8%
Money Market Fund 1.8%
Fidelity Investments Money Market Prime Money Market Portfolio —Institutional Class, 2.07% (j)	2,571,362	2,572,390

Total Short-Term Investment (cost $2,572,390)		2,572,390

Total Investments (cost $141,928,347) — 95.3%		139,377,822

Other assets in excess of liabilities — 4.7%		6,857,231

NET ASSETS — 100.0%		$146,235,053

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at June 30, 2018 was $83,684,491 which represents 57.23% of net assets.

(b)	PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer. The rate disclosed is the cash rate.
(c)	Fair valued security.

(d)	Illiquid security as deemed by the procedures approved by the Board of Trustees (unaudited).

(e)	Value determined using significant unobservable inputs.

(f)	Security in default.

(g)	Restricted security.

(h)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at June 30, 2018.

(i)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of June 30, 2018.

(j)	Represents 7-day effective yield as of June 30, 2018.

(k)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed illiquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at June 30, 2018 was $1,240,753 which represents 0.85% of net assets.

†	Amount rounds to less than 0.1%.

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

Currency:

USD	United States Dollar

11

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

Federated NVIT High Income Bond Fund (Continued)

Centrally Cleared Credit default swap contracts outstanding — sell protection as of June 30, 20181:

Reference Obligation/ Index	Financing Rate Paid / (Received) by the Fund (%)	Frequency of Payments Made/ Received	Maturity Date	Implied Credit Spread (%)[2]	Notional Amount[3]	Upfront Payments (Receipts)[4] ($)	Unrealized Appreciation (Depreciation) ($)	Value ($)
Markit CDX North America High Yield Index Series 29	5.00	Quarterly	12/20/2022	3.38	USD 4,500,000	314,722	(29,190)	285,532
Markit CDX North America High Yield Index Series 30	5.00	Quarterly	6/20/2023	3.59	USD 1,500,000	92,569	(2,987)	89,582

						407,291	(32,177)	375,114

Currency:

USD	United States Dollar

1

The Fund, as a seller of credit protection, receives periodic payments and any upfront premium from the protection buyer, and the Fund is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of each individual swap contract.

2

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make a payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

3	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
4

Upfront premiums generally related to payments received at the initiation of the swap agreement to compensate for differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Federated NVIT High Income Bond Fund
Assets:
Investment securities, at value (cost $141,928,347)	$139,377,822
Cash	4,719,588
Cash pledged for centrally cleared credit default swap contracts	303,325
Interest and dividends receivable	2,299,990
Receivable for investments sold	433,436
Receivable for capital shares issued	268
Receivable for variation margin on centrally cleared credit default swap contracts	2,630
Reimbursement from investment adviser (Note 3)	2,833
Prepaid expenses	797

Total Assets	147,140,689

Liabilities:
Payable for investments purchased	674,186
Payable for capital shares redeemed	72,854
Accrued expenses and other payables:
Investment advisory fees	83,908
Fund administration fees	15,919
Administrative servicing fees	23,015
Accounting and transfer agent fees	1,895
Trustee fees	93
Custodian fees	1,171
Compliance program costs (Note 3)	156
Professional fees	22,450
Printing fees	4,874
Other	5,115

Total Liabilities	905,636

Net Assets	$146,235,053

Represented by:
Capital	$148,054,430
Accumulated undistributed net investment income	4,604,317
Accumulated net realized losses from investment securities and swap contracts	(3,840,992)
Net unrealized appreciation/(depreciation) in investment securities	(2,550,525)
Net unrealized appreciation/(depreciation) from swap contracts (Note 2)	(32,177)

Net Assets	$146,235,053

Net Assets:
Class I Shares	$146,235,053

Total	$146,235,053

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	22,320,453

Total	22,320,453

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$6.55

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

Federated NVIT High Income Bond Fund
INVESTMENT INCOME:
Interest income	$4,664,237
Dividend income	55,620

Total Income	4,719,857

EXPENSES:
Investment advisory fees	509,856
Fund administration fees	55,793
Administrative servicing fees Class I Shares	118,166
Professional fees	24,867
Printing fees	8,009
Trustee fees	2,440
Custodian fees	3,028
Accounting and transfer agent fees	5,312
Compliance program costs (Note 3)	305
Other	3,294

Total expenses before expenses reimbursed	731,070

Expenses reimbursed by adviser (Note 3)	(14,467)

Net Expenses	716,603

NET INVESTMENT INCOME	4,003,254

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	43,280
Expiration or closing of swap contracts (Note 2)	65,995

Net realized gains	109,275

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(4,933,749)
Swap contracts (Note 2)	(72,216)

Net change in unrealized appreciation/depreciation	(5,005,965)

Net realized/unrealized losses	(4,896,690)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(893,436)

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	Federated NVIT High Income Bond Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$4,003,254	$8,639,345
Net realized gains	109,275	1,038,576
Net change in unrealized appreciation/depreciation	(5,005,965)	1,220,132

Change in net assets resulting from operations	(893,436)	10,898,053

Distributions to Shareholders From:
Net investment income:
Class I	–	(8,816,181)
Class Y (a)	–	–

Change in net assets from shareholder distributions	–	(8,816,181)

Change in net assets from capital transactions	(12,084,536)	(11,526,061)

Change in net assets	(12,977,972)	(9,444,189)

Net Assets:
Beginning of period	159,213,025	168,657,214

End of period	$146,235,053	$159,213,025

Accumulated undistributed net investment income at end of period	$4,604,317	$601,063

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$21,465,825	$30,383,126
Dividends reinvested	–	8,816,181
Cost of shares redeemed	(33,550,361)	(49,557,107)

Total Class I Shares	(12,084,536)	(10,357,800)

Class Y Shares (a)
Proceeds from shares issued	–	23,336
Dividends reinvested	–	–
Cost of shares redeemed	–	(1,191,597)

Total Class Y Shares	–	(1,168,261)

Change in net assets from capital transactions	$(12,084,536)	$(11,526,061)

SHARE TRANSACTIONS:
Class I Shares
Issued	3,266,286	4,461,169
Reinvested	–	1,334,690
Redeemed	(5,106,999)	(7,285,452)

Total Class I Shares	(1,840,713)	(1,489,593)

Class Y Shares (a)
Issued	–	3,513
Reinvested	–	–
Redeemed	–	(177,926)

Total Class Y Shares	–	(174,413)

Total change in shares	(1,840,713)	(1,664,006)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective April 10, 2017 all shares of Class Y were redeemed and Class Y shares are no longer offered.

The accompanying notes are an integral part of these financial statements.

15

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Federated NVIT High Income Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)
Class I Shares
Six Months Ended June 30, 2018 (Unaudited)	$6.59	0.17	(0.21)	(0.04)	–	–	–	$6.55	(0.61%	)	$146,235,053	0.91%	5.08%	0.93%	12.17%
Year Ended December 31, 2017	$6.53	0.35	0.09	0.44	(0.38)	–	(0.38)	$6.59	6.76%		$159,213,025	0.91%	5.14%	0.92%	29.50%
Year Ended December 31, 2016	$6.05	0.35	0.51	0.86	(0.38)	–	(0.38)	$6.53	14.16%		$167,518,400	0.91%	5.42%	0.92%	44.05%
Year Ended December 31, 2015	$6.65	0.36	(0.54)	(0.18)	(0.36)	(0.06)	(0.42)	$6.05	(2.61%	)	$150,010,604	0.93%	5.44%	0.94%	47.97%
Year Ended December 31, 2014	$6.91	0.39	(0.22)	0.17	(0.43)	–	(0.43)	$6.65	2.55%		$150,370,619	0.95%	5.52%	0.95%	41.82%
Year Ended December 31, 2013	$6.90	0.44	0.05	0.49	(0.48)	–	(0.48)	$6.91	7.07%		$54,496,968	0.95%	6.18%	0.95%	36.66%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

The accompanying notes are an integral part of these financial statements.

16

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Federated NVIT High Income Bond Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I shares.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

17

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Equity securities and shares of registered open-end management investment companies valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of

18

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds
Aerospace & Defense	$—	$1,675,406	$—	$1,675,406
Automotive	—	3,182,777	—	3,182,777
Banking	—	840,469	—	840,469
Building Materials	—	2,207,730	—	2,207,730
Cable Satellite	—	12,810,819	—	12,810,819
Chemicals	—	3,096,717	—	3,096,717
Construction Machinery	—	752,839	—	752,839
Consumer Cyclical Services	—	678,813	—	678,813
Consumer Products	—	2,448,969	—	2,448,969
Diversified Manufacturing	—	1,426,188	—	1,426,188
Environmental	—	697,125	—	697,125
Finance Companies	—	3,591,886	—	3,591,886
Food & Beverage	—	3,630,344	—	3,630,344
Food & Staples Retailing	—	—	—	—
Gaming	—	6,460,687	—	6,460,687
Health Insurance	—	253,283	—	253,283
Healthcare	—	15,423,619	—	15,423,619
Hotels, Restaurants & Leisure	—	691,250	—	691,250
Independent Energy	—	9,257,233	—	9,257,233
Industrial — Other	—	789,188	—	789,188
Insurance — P&C	—	3,920,375	—	3,920,375
Leisure	—	1,018,145	—	1,018,145
Media Entertainment	—	7,470,968	—	7,470,968
Metals & Mining	—	2,684,094	—	2,684,094
Midstream	—	8,853,749	—	8,853,749
Oil Field Services	—	2,462,509	—	2,462,509
Packaging	—	7,859,025	—	7,859,025
Paper	—	611,719	—	611,719
Pharmaceuticals	—	6,128,417	—	6,128,417
Refining	—	816,382	—	816,382
Restaurants	—	1,409,233	—	1,409,233

19

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Corporate Bonds (continued)
Retailers	$—	$1,734,897	$—	$1,734,897
Supermarkets	—	851,060	—	851,060
Technology	—	12,058,208	—	12,058,208
Utility—Electric	—	3,140,953	—	3,140,953
Wireless Communications	—	5,870,356	—	5,870,356
Total Corporate Bonds	$—	$136,805,432	$—	$136,805,432
Short-Term Investment	2,572,390	—	—	2,572,390
Total Assets	$2,572,390	$136,805,432	$—	$139,377,822
Liabilities:
Swap Contracts*	$—	$(32,176)	$—	$(32,176)
Total Liabilities	$—	$(32,176)	$—	$(32,176)
Total	$2,572,390	$136,773,256	$—	$139,345,646

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	Swap contracts are included in the table at value, with the exception of centrally cleared credit default swap contracts, which are included in the table at unrealized appreciation/(depreciation).

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

During the six months ended June 30, 2018, the Fund held two corporate bond investments that were categorized as Level 3 investments which were each valued at $0.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Swap Contracts

Credit Default Swap Contracts. The Fund entered into credit default swap contracts during the six months ended June 30, 2018. Credit default swap contracts are either privately negotiated agreements between the Fund and a counterparty or traded through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty.

The Fund uses credit default swap contracts to expose the Fund’s cash holdings to the investment characteristics and performance of the high-yield bond market while maintaining liquidity to satisfy shareholder activity. The Fund segregates liquid assets to cover its obligations under its credit default swap contracts. Upfront premiums paid at the beginning of the initiation period are included in the Statement of Assets and Liabilities under Receivable for variation margin on centrally cleared credit default swap contracts” for centrally cleared swaps. These upfront premiums are amortized and accredited daily and are recorded as realized gains or losses on the Statement of Operations upon maturity or termination of the credit default swap contract.

20

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

As the protection seller in a credit default swap contract, the Fund receives from the counterparty a periodic stream of payments over the term of the contract, provided that no credit event or default (or similar event) occurs. However, the Fund is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, if no credit event or default (or similar event) occurs, the Fund keeps the stream of payments and would have no payment of obligations.

If a credit event or default (or similar event) occurs, the Fund either (i) pays to the counterparty an amount equal to the notional amount of the swap and takes delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) pays the counterparty a net settlement amount in the form of cash or securities to the notional amount of the swap and the recovery value of the referenced obligation or underlying securities comprising the referenced index. By selling a credit default swap contract, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices include high-yield securities. Credit indices are traded using credit default swap contracts with standardized terms including a fixed spread and standard maturity dates. An index credit default swap contract references all the names in the index, and if there is a default, the credit event is settled based on the name’s weight in the index. For most indices, each name has an equal weight in the index. The composition of the indices changes periodically. The use of credit default swap contracts on indices is often less expensive than it would be to buy many issuer-specific credit default swap contracts to achieve a similar effect.

Credit default swap contracts are marked-to-market daily based on valuations from independent pricing services. Credit default swap contracts are generally categorized as Level 2 investments within the hierarchy.

Implied credit spreads are utilized in determining the market value of credit default swap agreements on credit indices and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Implied credit spreads utilized in valuing the Fund’s investments as of June 30, 2018 are disclosed in the Statement of Investments. The implied credit spread of a particular referenced entity reflects the cost of selling protection on such entity’s debt, and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting value serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as credit derivatives. In a centrally cleared credit default swap contract, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is

21

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

required to interface with the CCP through a broker. Upon entering into a centrally cleared swap contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Statement of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared credit default swap contracts. The daily change in valuation of centrally cleared credit default swap contracts is recorded as a receivable or payable for variation margin on centrally cleared credit default swap contracts in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

The Fund’s swap agreements are disclosed in the Statement of Assets and Liabilities under “Receivable for variation margin on centrally cleared default swap contracts” for centrally cleared swaps and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of swap contracts” and “Net change in unrealized appreciation/depreciation in the value of swap contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2018

Liabilities:	Statement of Assets & Liabilities	Fair Value
Swap Contracts(a)
Credit risk	Unrealized depreciation on centrally cleared credit default swap contracts	$(32,176)
Total		$(32,176)
(a)

Includes cumulative appreciation/(depreciation) of centrally cleared credit default swap contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2018

Realized Gains (Losses):	Total
Swap Contracts
Credit risk	$65,995
Total	$65,995

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2018

Unrealized Appreciation/Depreciation:	Total
Swap Contracts
Credit risk	$ (72,216)
Total	$ (72,216)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the six months ended June 30, 2018:

Swap Contracts:
Average Notional Balance — Sell Protection	$5,428,571

22

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.” At June 30, 2018, the centrally cleared credit default swaps agreement does not provide for a netting arrangement.

(c)	Restricted Securities

At June 30, 2018, the Fund owned restricted private placement instrument. This investment is valued at fair value as determined in accordance with procedures approved by the Board of Trustees. The acquisition date of the investment, its cost, and its value at June 30, 2018 were as follows:

	Coupon	Maturity Date	Principal Amount	Acquisition Date	Cost	Market Value	% of Net Assets
Motors Liquidation Co.	7.40%	9/1/2025	$2,500,000	4/21/2011	$—	$—	0.00%
Total					$—	$—	0.00%

Amounts designated as “—” are zero or have been rounded to zero.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

23

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(g)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Federated Investment Management Company (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $50 million	0.75%
$50 million up to $250 million	0.60%
$250 million up to $500 million	0.55%
$500 million and more	0.50%

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate before expense reimbursements was 0.65%, and after expense reimbursements, stemming from the expense limitation agreement described below, was 0.63%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.76% for all share classes until April 30, 2019.

24

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2018, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Fiscal Year 2017 Amount (a)	Six Months Ended June 30, 2018 Amount	Total
$23,560	$22,594	$8,904	$14,467	$69,525

During the six months ended June 30, 2018, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $55,793 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $305.

25

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.15% for Class I shares, for a total amount of $118,166.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., (“JPMorgan”) The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $17,672,070 and sales of $26,044,039 (excluding short-term securities).

26

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Low Quality/High Yield Securities

Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Other

The Trust, along with certain funds in NMF, invests through an omnibus account at the Funds’ custodian, JPMorgan, any un-invested cash on a daily basis in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class are neither guaranteed nor insured, and shares of Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating

27

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

9.  Federal Tax Information

As of June 30, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$141,940,222	$2,024,116	$(4,618,693)	$(2,594,577)

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit and Interfund Lending”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

28

Supplemental Information

June 30, 2018 (Unaudited)

American Century NVIT Multi Cap Value Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT Dynamic U.S. Growth Fund

(formerly, NVIT Large Cap Growth Fund)

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The

Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds and multi-manager funds;

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

29

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the

Broadridge peer group provided an appropriate comparison and for Funds with multiple Sub-Advisers.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s assessment the financial condition and stability of the Sub-Advisers; and

●	Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where

30

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Funds without identified performance or expense challenges

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Nationwide Fund, and NVIT Short Term Bond Fund.

Performance

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. They also considered that each of the Funds had achieved relative performance at the 50th comparative percentile or higher (except in the case of NVIT Core Plus Bond Fund and NVIT Short Term Bond Fund, which had achieved performance in the 51st and 53rd comparative percentiles, respectively) for the three-year period ended August 31, 2017. The Trustees determined on the basis of all of the information presented to them that each of the Funds had achieved a level of performance consistent with continuation of the Fund’s advisory agreement.

Actual Advisory Fee and Total Expense Ratio

The Trustees considered information concerning the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of the Funds. They considered, among other things, any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year, comparative information regarding the fees and expenses of peer funds, and the comparative quintile ranking of each Fund’s fees and expenses against its Broadridge expense group (where each Fund’s total expense ratio and actual advisory fee were above the median of the Fund’s peer group except in the case of the actual advisory fee for Neuberger Berman NVIT Socially Responsible Fund where the Fund’s actual advisory fee ranked in the 53 comparative percentile). After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Funds with expense challenges but without identified performance challenges

BlackRock NVIT Equity Dividend Fund, BlackRock NVIT Managed Global Allocation Fund, Federated NVIT High Income Bond Fund, NVIT Government Money Market Fund, NVIT Multi Sector Bond Fund, and Templeton NVIT International Value Fund.

Performance

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. They also considered that each of the Funds had achieved relative performance at the 50th comparative percentile or higher (except in the case of Templeton NVIT International Value Fund, which had achieved performance in the 52nd comparative percentile) for the three-year period ended August 31, 2017 (or the two-year period ended August 31, 2017 with respect to BlackRock NVIT Managed Global Allocation Fund, which commenced operations in July 2015). The Trustees determined on the basis of all of the information presented to them that each of the Funds had achieved a level of performance consistent with continuation of the Fund’s advisory agreement.

31

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

Actual Advisory Fee and Total Expense Ratio

The Trustees considered that each of the Funds had an actual advisory fee or total expense ratio, or both, that ranked at a level (typically below the third comparative quintile) that justified more detailed review. The Trustees considered the following factors, among others.

The Trustees noted that the actual advisory fee rate of Federated NVIT High Income Bond Fund, NVIT Government Money Market Fund, NVIT Multi Sector Bond Fund and Templeton NVIT International Value Fund did not rank within the top three quintiles of the Fund’s Broadridge expense group. The Trustees considered, however, that the total expense ratio (including 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) for each of these Funds, except for NVIT Government Money Market Fund, ranked within the top three quintiles of the Fund’s Broadridge expense group.

Federated NVIT High Income Bond Fund. The Trustees noted that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the first comparative quintile, and that, although the Fund’s actual advisory fee was above the median of its peer group, at the 71st comparative percentile, it was within the range of its peers.

NVIT Government Money Market Fund. The Trustees noted that the Fund’s actual advisory fee and total expense ratio were relatively high compared to the Broadridge expense group. The Trustees considered that the Adviser had implemented a ten-basis point advisory fee reduction in connection with the Fund’s transition to a government money market fund effective March 9, 2017. The Trustees considered the Adviser’s statements that, due to extraordinary fee waivers and expense limitations during the recent period of historically low short-term interest rates, the comparability of advisory fees and total expense ratios presented for peer funds in the Broadridge expense group was limited. In light of developments in the market for comparable funds the Trustees determined to continue to monitor the fees paid by the Fund to determine whether further fee changes might be appropriate.

NVIT Multi Sector Bond Fund. The Trustees noted the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked first among the Fund’s peers. The Trustees considered the Adviser’s statements that the Fund’s expense peer group is comprised of general bond funds, and that, when the Fund’s expenses are compared against a list of peer funds that include only multi-sector bond funds, the Fund’s actual advisory fee compares substantially more favorably. The Trustees also considered the Adviser’s statement that it had reduced its advisory fee in 2017 by 5 basis points, and that it lowered the Fund’s expense cap by 2 basis points in 2016.

Templeton NVIT International Value Fund. The Trustees noted the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the second comparative quintile. The Trustees also considered the Adviser’s statement that the Fund’s actual advisory fee was at approximately the 60th comparative percentile, within the range of peer funds.

BlackRock NVIT Equity Dividend Fund. The Trustees noted that the Fund’s actual advisory fee was below the peer group median. The Trustees also noted that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) was ranked within the fifth quintile of its Broadridge expense group but considered the Adviser’s statement, that, effective January 2017, in connection with the appointment of the Fund’s current sub-adviser, the Adviser had implemented an expense limitation agreement for the Fund that lowered the Fund’s total expense ratio, and that that expense reduction was effective for only a

32

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

part of the year over which the Fund’s expenses were measured.

BlackRock NVIT Managed Global Allocation Fund. The Trustees noted that the Fund’s actual advisory fee ranked within the second quintile of the Fund’s Broadridge expense group. They also considered that, although the Fund’s total expense ratio was above the median of the Fund’s peers, it exceeded the 60th comparative percentile by only 1.6 basis points; and that a number of the Fund’s peers are quite large relative to the Fund and likely enjoy substantial economies of scale not currently available to the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Funds with performance challenges but without identified expense challenges

American Century NVIT Multi Cap Value Fund, NVIT Emerging Markets Fund, NVIT International Equity Fund, NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund), and NVIT Real Estate Fund.

Actual Advisory Fee and Total Expense Ratio

The Trustees considered information concerning the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of these Funds. They considered, among other things, any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year, comparative information regarding the fees and expenses of peer funds, and the comparative quintile ranking of each Fund’s fees and expenses against its Broadridge expense group. The Trustees considered that the total expense ratio (including 12b-1 and non-12b-1 service fees) of each Fund ranked in the first comparative quintile of its peer group, and that the actual advisory fees of each Fund ranked in the 60th comparative percentile or better in comparison to its peers. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Performance

The Trustees identified each of these Funds as having achieved a level of total return performance that warranted additional consideration, based on comparison with funds in their respective performance universes for the three-year period ended August 31, 2017. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as information provided during investment review meetings conducted by the Board with the Adviser’s and/or the Sub-Advisers’ portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

American Century NVIT Multi Cap Value Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of unfavorable overweights to out-of-favor or underperforming sectors and stock selection, and the Adviser’s statements that the Sub-Adviser’s high-quality investment style has been out-of-favor over the past 12-months during which the Fund’s underperformance was concentrated. The Trustees further considered the Adviser’s statements that it would further assess the Fund’s performance and the Sub-Adviser’s process in the coming year.

NVIT Emerging Markets Fund. The Trustees considered that, effective February 2016, two new Sub-Advisers replaced the Fund’s former Sub-Adviser, and observed that the Fund’s underperformance was attributable principally to the Fund’s prior Sub-Adviser.

33

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

The Trustees also considered that the Fund’s performance had improved from the third comparative quintile for the three-year period to the second comparative quintile for the one-year period.

NVIT International Equity Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance compared to its peers is substantially the result of what the Adviser considers an inappropriate assignment of the Fund to a peer group with a “growth” bias, rather than to a “core” peer group, which the Adviser considers more appropriate, and where the Fund’s performance would compare significantly more favorably. The Trustees also considered the Adviser’s statements that the Sub-Adviser’s investment process has been consistent since the portfolio management team began managing the Fund and that the Fund’s performance has improved since the replacement of its prior Sub-Adviser in 2013.

NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund). The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of unfavorable underweight positions and stock selection and the structural issues that present difficulties for active managers to deliver alpha within the large growth category. The Trustees also considered the Adviser’s statement that the Sub-Adviser’s quantitative model-driven strategy may be contributing to the Fund’s underperformance, and that the Adviser intends to maintain heightened monitoring of the Fund’s performance going forward.

NVIT Real Estate Fund. The Trustees considered that, effective September 2017, a new Sub-Adviser replaced the former Sub-Adviser, and observed that the Fund’s underperformance was attributable to the Fund’s prior Sub-Adviser.

Funds with performance and expense challenges

NVIT Government Bond Fund and NVIT Managed American Funds Growth-Income Fund.

The Trustees identified each of these Funds as having achieved a level of total return performance that warranted additional consideration, based on comparison with funds in their respective performance universes for the three-year period ended August 31, 2017. In addition, the Trustees considered that each of the Funds had an actual advisory fee or total expense ratio that ranked at a level (typically below the third comparative quintile) that justified more detailed review.

NVIT Government Bond Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of the longer-term oriented positioning of the Fund’s portfolio and certain portfolio overweights. The Trustee’s considered the Adviser’s statements that the environment during the period under review was unfavorable for the longer-term oriented positioning of the portfolio, but that the Fund’s portfolio is structured well for the possibility of gradually rising interest rates and continuing economic growth.

As to the Fund’s expenses, the Trustees considered that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the second comparative quintile and that the Fund’s actual advisory fee was one basis point higher than the 60th comparative percentile.

NVIT Managed American Funds Growth-Income Fund. The Trustees considered that the Fund is designed to be offered as an investment option under variable insurance products, and that the Fund’s investment strategy calls for the Adviser to apply an overlay strategy intended to reduce volatility of the Fund under various market conditions. The Trustees considered the Adviser’s statement that, due to the levels

34

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

of short-term volatility in the equity markets at various times during the performance measuring period, the use of the overlay had detracted from the Fund’s performance due to its causing the Fund to underweight equities. The Trustees also noted the Adviser’s statement that market conditions in the one-year period were more amenable to the Fund’s overlay strategy, and the Fund achieved performance in the 28th comparative percentile.

As to the Fund’s expenses, the Trustees noted the Adviser’s actual advisory fee was the lowest of the funds in the Fund’s peer group, although the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) was the highest in the group. The Trustees considered the Adviser’s statement that the Fund’s peer group is small and narrowly focused and not representative of funds with investment strategies similar to those of the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that: (i) the Adviser’s explanation regarding these Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period; and (ii) each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

-        -        -

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, is subject to contractual advisory fee breakpoints. The Trustees considered that the Adviser had agreed to implement a contractual advisory fee breakpoint for NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund effective April 30, 2018. With respect to Blackrock NVIT Managed Global Allocation Fund, the Trustees determined to continue to monitor the fees paid by the Fund to determine whether breakpoints might become appropriate.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

35

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

36

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

37

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

38

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

39

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

40

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

41

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

42

Semiannual Report

June 30, 2018 (Unaudited)

NVIT Multi Sector Bond Fund

SAR-MSB 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT Multi Sector Bond Fund

Asset Allocation†

Corporate Bonds	41.6%
Foreign Government Securities	15.1%
Mortgage-Backed Securities	11.7%
U.S. Treasury Obligations	10.8%
Short-Term Investments	4.3%
Asset-Backed Securities	4.1%
Loan Participations	3.9%
Commercial Mortgage-Backed Securities	3.8%
Collateralized Mortgage Obligations	3.3%
Repurchase Agreements	3.0%
Supranational	1.3%
Municipal Bonds	0.5%
Common Stocks	0.4%
Preferred Stock††	0.0%
Forward Currency Contracts††	(0.0)%
Liabilities in excess of other assets	(3.8)%
100.0%

Top Industries†††

Oil, Gas & Consumable Fuels	4.6%
Media	3.1%
Banks	3.0%
Wireless Telecommunication Services	2.4%
Health Care Providers & Services	2.1%
Capital Markets	1.9%
Diversified Telecommunication Services	1.9%
Food Products	1.7%
Hotels, Restaurants & Leisure	1.6%
Chemicals	1.6%
Other Industries*	76.1%
100.0%

Top Holdings†††

U.S. Treasury Bills, 1.79%, 7/12/2018	3.0%
U.S. Treasury Notes, 2.75%, 5/31/2023	2.1%
U.S. Treasury Bonds, 3.00%, 2/15/2048	1.8%
U.S. Treasury Notes, 2.88%, 5/31/2025	1.6%
FNMA, 4.50%, 4/25/2041	1.4%
U.S. Treasury Notes, 2.25%, 11/15/2027	1.3%
FNMA, 3.50%, 4/25/2044	1.2%
Fidelity Investments Money Market Prime Money Market Portfolio – Institutional Class	1.2%
U.S. Treasury Notes, 2.75%, 2/15/2028	1.2%
U.S. Treasury Notes, 2.88%, 5/15/2028	1.1%
Other Holdings*	84.1%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	NVIT Multi Sector Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi Sector Bond Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)
Class I Shares	Actual	(b)	1,000.00	977.30	3.97	0.81
	Hypothetical	(b)(c)	1,000.00	1,020.78	4.06	0.81

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT Multi Sector Bond Fund

Asset-Backed Securities 4.1%

	Principal Amount	Value

Automobiles 1.2%
ARI Fleet Lease Trust, Series 2017-A, Class A2, 1.91%, 4/15/2026 (a)	$399,956	$397,693
California Republic Auto Receivables Trust, Series 2017-1, Class A3, 1.90%, 3/15/2021	285,000	283,786
CarMax Auto Owner Trust, Series 2016-2, Class A3, 1.52%, 2/16/2021	239,605	237,834
Chesapeake Funding II LLC
Series 2017-2A, Class C, 3.01%, 5/15/2029 (a)	590,000	584,982
Series 2017-3A, Class C, 2.78%, 8/15/2029 (a)	420,000	413,367
Enterprise Fleet Financing LLC, Series 2016-2, Class A3, 2.04%, 2/22/2022 (a)	200,000	197,065
Foursight Capital Automobile Receivables Trust, Series 2018-1, Class A3, 3.24%, 9/15/2022 (a)	670,000	666,405
Hertz Fleet Lease Funding LP
Series 2017-1, Class A2, 2.13%, 4/10/2031 (a)	539,824	535,869
Series 2018-1, Class C, 3.77%, 5/10/2032 (a)	315,000	315,134
SMART ABS Trust, Series 2015-3US, Class A3A, 1.66%, 8/14/2019	34,698	34,674

		3,666,809

Home Equity 0.4%
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2002-HE1, Class M1, 3.72%, 3/15/2032 (b)	604,029	600,461
Conseco Finance Corp., Series 2001-C, Class M1, 2.77%, 8/15/2033 (b)	38,320	38,334
NovaStar Mortgage Funding Trust, Series 2003-3, Class A1, 2.67%, 12/25/2033 (b)	567,749	564,402
Provident Home Equity Loan Trust, Series 2000-2, Class A1, 2.63%, 8/25/2031 (b)	35,019	30,441
Renaissance Home Equity Loan Trust, Series 2007-1, Class AF2, 5.51%, 4/25/2037 (c)	111,857	53,362

		1,287,000

Other 1.8%
Ascentium Equipment Receivables Trust, Series 2018-1A, Class A3, 3.21%, 9/11/2023 (a)	370,000	370,284
FNMA, Series 2003-T4, Class 2A5, 4.71%, 9/26/2033 (c)	46,127	49,166
Hilton Grand Vacations Trust, Series 2017-AA, Class A, 2.66%, 12/26/2028 (a)	295,080	289,804

Asset-Backed Securities (continued)

	Principal Amount	Value

Other (continued)
Nationstar HECM Loan Trust
Series 2017-2A, Class A1, 2.04%, 9/25/2027 (a)(b)	$331,071	$329,778
Series 2018-1A, Class M2, 3.47%, 2/25/2028 (a)(b)	445,000	444,998
Orange Lake Timeshare Trust, Series 2018-A, Class A, 3.10%, 11/8/2030 (a)	317,701	314,590
Renaissance Home Equity Loan Trust, Series 2006-1, Class AF3, 5.61%, 5/25/2036 (c)	26,412	18,586
Sofi Consumer Loan Program LLC, Series 2017-3, Class A, 2.77%, 5/25/2026 (a)	600,378	595,555
SoFi Consumer Loan Program LLC, Series 2017-6, Class A2, 2.82%, 11/25/2026 (a)	370,000	366,997
Sofi Consumer Loan Program Trust, Series 2018-2, Class A2, 3.35%, 4/26/2027 (a)	1,120,000	1,122,140
SoFi Consumer Loan Program Trust, Series 2018-1, Class A2, 3.14%, 2/25/2027 (a)	1,060,000	1,052,740
Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25%, 3/25/2058 (a)(b)	401,369	399,742

		5,354,380

Student Loan 0.7%
AccessLex Institute
Series 2006-1, Class B, 2.78%, 8/25/2037 (b)	123,657	118,564
Series 2003-A, Class A2, 3.13%, 7/1/2038 (b)	55,716	55,661
DRB Prime Student Loan Trust, Series 2015-D, Class A2, 3.20%, 1/25/2040 (a)	433,096	432,520
Navient Private Education Loan Trust, Series 2018-BA, Class A2A, 3.61%, 12/15/2059 (a)	410,000	411,846
SLM Private Credit Student Loan Trust, Series 2006-A, Class A5, 2.63%, 6/15/2039 (b)	326,598	320,049
SLM Private Education Loan Trust, Series 2010-A, Class 2A, 5.32%, 5/16/2044 (a)(b)	178,980	182,793
SoFi Professional Loan Program LLC, Series 2014-B, Class A2, 2.55%, 8/27/2029 (a)	171,093	169,636
South Carolina Student Loan Corp., Series 2015-A, Class A, 3.59%, 1/25/2036 (b)	505,034	509,150

		2,200,219

Total Asset-Backed Securities (cost $12,458,072)		12,508,408

5

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Collateralized Mortgage Obligations 3.3%

	Principal Amount	Value

BCAP LLC Trust, Series 2011-R11, Class 20A5, 4.16%, 3/26/2035 (a)(b)	$46,797	$46,995
CHL Mortgage Pass-Through Trust, Series 2005-11, Class 5A1, 2.69%, 3/25/2035 (b)	61,953	37,283
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, 3.69%, 8/25/2034 (b)	124,824	123,770
CSMC Mortgage-Backed Trust, Series 2007-5, Class 8A2, 6.00%, 10/25/2024	68,345	62,632
Deutsche Mortgage Securities, Inc. Re-REMIC Trust, Series 2007-WM1, Class A1, 2.92%, 6/27/2037 (a)(b)	244,337	246,765
FDIC Trust
Series 2011-R1, Class A, 2.67%, 7/25/2026 (a)	80,869	80,569
Series 2010-R1, Class A, 2.18%, 5/25/2050 (a)	64,769	64,848
FHLMC REMICS
Series 3558, Class G, 4.00%, 8/15/2024	485,000	495,192
Series 3123, Class HT, 5.00%, 3/15/2026	31,104	32,302
Series 3150, Class EQ, 5.00%, 5/15/2026	44,574	46,322
Series 2129, Class SG, IO, 4.91%, 6/17/2027 (b)	218,934	25,022
Series 3599, Class DY, 4.50%, 11/15/2029	420,000	441,725
Series 3653, Class B, 4.50%, 4/15/2030	163,101	171,182
Series 2649, Class IM, IO, 7.00%, 7/15/2033	349,611	82,374
Series 2725, Class TA, 4.50%, 12/15/2033	20,000	21,291
Series R006, Class ZA, 6.00%, 4/15/2036	222,592	246,361
Series R007, Class ZA, 6.00%, 5/15/2036	186,443	205,405
Series 3704, Class DC, 4.00%, 11/15/2036	72,917	74,203
Series 3632, Class PK, 5.00%, 2/15/2040	124,783	132,538
Series 271, Class 30, 3.00%, 8/15/2042	734,043	720,489
Series T-56, Class A5, 5.23%, 5/25/2043	88,333	95,845
Series 4793, Class CM, 3.00%, 5/15/2048	1,208,368	1,160,149
FHLMC Whole Loan Securities Trust, Series 2016-SC01, Class 2A, 3.50%, 7/25/2046	191,357	187,963
Finance of America Structured Securities Trust, Series 2017-HB1, Class A, 2.32%, 11/25/2027 (a)(b)(d)(k)	246,815	245,887
FNMA REMICS
Series 207, Class 2, IO, 8.00%, 2/25/2023	26,309	3,410

Collateralized Mortgage Obligations (continued)

	Principal Amount	Value

FNMA REMICS (Continued)
Series 2006-22, Class CE, 4.50%, 8/25/2023	$43,010	$44,042
Series 264, Class 2, IO, 8.00%, 7/25/2024	71,869	12,656
Series 2009-71, Class MB, 4.50%, 9/25/2024	35,393	36,536
Series 2004-70, Class EB, 5.00%, 10/25/2024	25,003	25,903
Series 274, Class 2, IO, 8.50%, 10/25/2025	81,736	15,199
Series 277, Class 2, IO, 7.50%, 4/25/2027	38,545	7,756
Series 1997-61, Class PK, IO, 8.00%, 8/18/2027	60,370	13,854
Series 2009-39, Class LB, 4.50%, 6/25/2029	49,547	51,636
Series 2009-96, Class DB, 4.00%, 11/25/2029	179,947	186,757
Series 2003-32, Class UI, IO, 6.00%, 5/25/2033	77,710	18,235
Series 2003-35, Class UI, IO, 6.50%, 5/25/2033	26,787	6,436
Series 2003-41, Class IB, IO, 7.00%, 5/25/2033	99,277	23,144
Series 2003-44, Class IB, IO, 6.00%, 6/25/2033	17,249	3,165
Series 2001-T4, Class A1, 7.50%, 7/25/2041	194,213	221,088
Series 2013-111, Class PL, 2.00%, 12/25/2042	425,000	388,215
FNMA, Series 267, Class 2, IO, 8.50%, 10/25/2024	83,994	13,587
Galton Funding Mortgage Trust, Series 2018-1, Class A43, 3.50%, 11/25/2057 (a)(b)	485,416	484,960
GMACM Mortgage Loan Trust, Series 2005-AR2, Class 4A, 3.79%, 5/25/2035 (b)	23,536	22,392
GNMA REMICS
Series 2010-14, Class A, 4.50%, 6/16/2039	39,979	41,327
Series 2010-H12, Class PT, 5.47%, 11/20/2059	5,331	5,390
Series 2017-H16, Class PT, 4.65%, 5/20/2066 (b)	396,601	401,232
Series 2016-H24, Class KF, 2.04%, 11/20/2066 (b)	661,140	664,207
Series 2018-H04, Class FJ, 2.60%, 3/20/2068 (b)	662,285	660,847
GSMPS Mortgage Loan Trust
Series 2006-RP1, Class 1A2, 7.50%, 1/25/2036 (a)	111,671	116,552
Series 2006-RP1, Class 1A3, 8.00%, 1/25/2036 (a)	41,363	44,116
JP Morgan Mortgage Trust
Series 2005-A6, Class 1A2, 3.67%, 9/25/2035 (b)	58,390	59,094
Series 2005-A8, Class 1A1, 3.56%, 11/25/2035 (b)	26,991	26,108
Series 2006-A6, Class 1A2, 3.65%, 10/25/2036 (b)	5,036	4,434

6

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Value

MASTR Reperforming Loan Trust, Series 2005-1, Class 1A3, 7.00%, 8/25/2034 (a)	$133,846	$131,250
Merrill Lynch Mortgage Investors Trust, Series 2005-2, Class 2A, 3.48%, 10/25/2035 (b)	187,221	189,612
NCUA Guaranteed Notes Trust, Series 2010-R3, Class 3A, 2.40%, 12/8/2020	54,311	54,185
OBX Trust, Series 2018-1, Class A2, 2.74%, 6/25/2057 (a)(b)	614,755	615,488
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-34A, Class 6A, 4.15%, 11/25/2033 (b)	134,627	134,361
WaMu Mortgage Pass-Through Certificates Trust
Series 2004-AR1, Class A, 3.72%, 3/25/2034 (b)	36,779	37,535
Series 2006-AR14, Class 1A4, 3.06%, 11/25/2036 (b)	87,388	83,324
Wells Fargo Mortgage Backed Securities Trust
Series 2004-P, Class 2A1, 3.64%, 9/25/2034 (b)	21,638	22,224
Series 2005-AR2, Class 2A1, 3.91%, 3/25/2035 (b)	39,108	39,575
Series 2006-AR6, Class 7A1, 3.65%, 3/25/2036 (b)	20,684	20,984
Series 2006-AR10, Class 5A1, 4.28%, 7/25/2036 (b)	65,899	66,777

Total Collateralized Mortgage Obligations (cost $9,826,086)		10,044,705

Commercial Mortgage-Backed Securities 3.8%
1345 Avenue of the Americas & Park Avenue Plaza Trust, Series 2005-1, Class A3, 5.28%, 8/10/2035 (a)	655,000	701,266
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2003-2, Class H, 5.96%, 3/11/2041 (a)(b)	436,114	438,652
BANK, Series 2018-BN10, Class A5, 3.69%, 2/15/2061	335,000	333,174
BBCMS Trust, Series 2015-SRCH, Class A1, 3.31%, 8/10/2035 (a)	560,000	551,736
Bear Stearns Commercial Mortgage Securities Trust, Series 2004-PWR5, Class L, 4.69%, 7/11/2042 (a)(b)	225,000	223,371
Caesars Palace Las Vegas Trust
Series 2017-VICI, Class A, 3.53%, 10/15/2034 (a)	505,000	506,315
Series 2017-VICI, Class C, 4.14%, 10/15/2034 (a)	150,000	151,205
CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class A, 3.93%, 11/15/2031 (a)(b)	200,215	200,259

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

COMM Mortgage Trust
Series 2013-CR12, Class A2, 2.90%, 10/10/2046	$728,405	$728,229
Series 2015-CR26, Class C, 4.64%, 10/10/2048 (b)	545,000	529,073
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A3, 3.45%, 8/15/2048	105,000	103,888
CSMC OA LLC, Series 2014-USA, Class A2, 3.95%, 9/15/2037 (a)	465,000	469,195
DBCCRE Mortgage Trust
Series 2014-ARCP, Class A, 4.24%, 1/10/2034 (a)	440,000	447,124
Series 2014-ARCP, Class C, 5.10%, 1/10/2034 (a)(b)	425,000	429,095
FHLMC REMICS, Series X3FX, Class A2FX, 3.00%, 6/25/2027	220,000	213,084
FHLMC Multifamily Structured Pass-Through Certificates REMICS
Series KF12, Class A, 2.70%, 9/25/2022 (b)	196,387	196,880
Series KJ17, Class A2, 2.98%, 11/25/2025	410,000	403,366
Series KF27, Class A, 2.42%, 12/25/2026 (b)	145,729	146,641
FNMA ACES REMICS, Series 2016-M7, Class FA, 2.62%, 7/25/2023 (b)	367,515	370,553
FRESB Mortgage Trust REMICS
Series 2017-SB42, Class A10F, 2.96%, 10/25/2027 (b)	—	0
Series 2018-SB50, Class A10F, 3.35%, 4/25/2028 (b)	470,000	465,958
GNMA REMICS, Series 2012-89, Class C, 2.74%, 9/16/2044	585,000	555,087
GS Mortgage Securities Trust, Series 2010-C1, Class A2, 4.59%, 8/10/2043 (a)	375,000	384,253
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2015-SGP, Class C, 5.57%, 7/15/2036 (a)(b)	515,000	518,554
Series 2005-CB12, Class AJ, 4.99%, 9/12/2037 (b)	67,006	67,938
Series 2004-LN2, Class B, 5.52%, 7/15/2041 (b)	159,699	137,341
JPMBB Commercial Mortgage Securities Trust, Series 2014-C18, Class A2, 2.88%, 2/15/2047	354,256	354,224
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class F, 5.35%, 11/15/2040 (b)	225,000	226,739
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C13, Class A2, 2.94%, 11/15/2046	48,388	48,368

7

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C14, Class C, 4.98%, 2/15/2047 (b)	$230,000	$228,867
Series 2015-C24, Class C, 4.50%, 5/15/2048 (b)	45,000	43,243
Morgan Stanley Capital I Trust, Series 2006-T21, Class B, 5.22%, 10/12/2052 (a)(b)	100,000	99,808
Motel 6 Trust, Series 2017-MTL6, Class C, 3.47%, 8/15/2034 (a)(b)	273,750	273,834
MSBAM Commercial Mortgage Securities Trust, Series 2012-CKSV, Class A2, 3.28%, 10/15/2030 (a)	110,000	106,339
MSCG Trust, Series 2015-ALDR, Class A2, 3.58%, 6/7/2035 (a)(b)	330,000	321,830
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class AM, 6.20%, 6/15/2045 (b)	34,783	35,128
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class AS, 3.54%, 10/15/2045	240,000	241,804
WFRBS Commercial Mortgage Trust, Series 2014-C20, Class A2, 3.04%, 5/15/2047	258,455	258,608

Total Commercial Mortgage- Backed Securities (cost $11,673,177)		11,511,029

Corporate Bonds 41.6%
Aerospace & Defense 0.4%
BBA US Holdings, Inc., 5.38%, 5/1/2026 (a)(e)	380,000	381,429
BWX Technologies, Inc., 5.38%, 7/15/2026 (a)(e)	520,000	526,500
Harris Corp., 4.40%, 6/15/2028 (e)	380,000	382,970

		1,290,899

Airlines 0.2%
American Airlines Group, Inc., 5.50%, 10/1/2019 (a)(e)	305,000	308,050
United Continental Holdings, Inc., 4.25%, 10/1/2022 (e)	375,000	361,875

		669,925

Auto Components 0.4%
Allison Transmission, Inc., 5.00%, 10/1/2024 (a)	345,000	339,394
American Axle & Manufacturing, Inc., 6.25%, 4/1/2025 (e)	335,000	332,487
Icahn Enterprises LP, 6.38%, 12/15/2025	595,000	595,744

		1,267,625

Automobiles 0.6%
BMW US Capital LLC, 3.45%, 4/12/2023 (a)(e)	540,000	534,334

Corporate Bonds (continued)

	Principal Amount		Value

Automobiles (continued)
General Motors Co., 4.88%, 10/2/2023		$610,000	$627,102
Hyundai Capital America, 2.00%, 7/1/2019 (a)		200,000	197,398
Volkswagen Group of America Finance LLC, 2.45%, 11/20/2019 (a)		420,000	415,352

			1,774,186

Automotive 0.1%
JB Poindexter & Co., Inc., 7.13%, 4/15/2026 (a)		375,000	384,375

Banks 3.1%
Banco Hipotecario SA, 9.75%, 11/30/2020 (a)		205,000	211,421
Banco Mercantil del Norte SA, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 5.35%), 7.63%, 1/10/2028 (a)(f)(g)		300,000	296,250
Banco Santander SA, 3.85%, 4/12/2023		400,000	391,197
4.38%, 4/12/2028 (e)		275,000	262,935
Bank of America Corp., (ICE LIBOR USD 3 Month + 0.81%), 3.37%, 1/23/2026 (g)		330,000	317,498
Bank of Montreal, 2.10%, 12/12/2019		375,000	370,539
1.90%, 8/27/2021		270,000	258,223
Barclays plc,
(ICE LIBOR USD 3 Month + 1.36%), 4.34%, 5/16/2024 (g)		335,000	330,858
(ICE LIBOR USD 3 Month + 1.90%), 4.97%, 5/16/2029 (g)		385,000	381,426
BBVA Bancomer SA, 6.75%, 9/30/2022 (a)(e)		175,000	186,508
BNP Paribas SA, 3.50%, 3/1/2023 (a)		225,000	219,309
3.38%, 1/9/2025 (a)		300,000	283,405
(USD Swap Semi 5 Year + 1.48%), 4.38%, 3/1/2033 (a)(g)		245,000	229,817
Credit Agricole SA, 3.25%, 10/4/2024 (a)		305,000	287,216
Credit Bank of Moscow,
(USD Swap Semi 5 Year + 5.42%), 7.50%, 10/5/2027 (a)(g)		345,000	280,656
Fifth Third Bank, 2.88%, 10/1/2021		400,000	395,081
HSBC Bank plc, 7.65%, 5/1/2025		180,000	209,950
HSBC Holdings plc,
(ICE LIBOR USD 3 Month + 0.99%), 3.95%, 5/18/2024 (g)		305,000	303,908
(ICE LIBOR USD 3 Month + 1.53%), 4.58%, 6/19/2029 (g)		115,000	116,154
Intesa Sanpaolo SpA, 3.38%, 1/12/2023 (a)		310,000	284,951
3.88%, 1/12/2028 (a)		135,000	115,724
JPMorgan Chase & Co., 4.25%, 11/2/2018	NZD	200,000	136,182

8

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount		Value

Banks (continued)
KeyCorp, 2.30%, 12/13/2018		$490,000	$489,418
NatWest Markets plc, 3.88%, 9/12/2023		285,000	276,855
QNB Finansbank A/S, 4.88%, 5/19/2022 (a)		505,000	471,301
Royal Bank of Canada, 2.13%, 3/2/2020		290,000	285,606
Sumitomo Mitsui Financial Group, Inc., 3.66%, 3/29/2022	AUD	780,000	583,354
Toronto-Dominion Bank (The), 2.13%, 4/7/2021		$330,000	320,315
Turkiye Halk Bankasi A/S,
Reg. S, 3.88%, 2/5/2020		200,000	176,139
Turkiye Is Bankasi A/S, 6.13%, 4/25/2024 (a)		350,000	318,237
Turkiye Vakiflar Bankasi TAO, 5.75%, 1/30/2023 (a)		420,000	375,306
Wells Fargo & Co., 3.07%, 1/24/2023		280,000	272,282

			9,438,021

Beverages 0.6%
Coca-Cola European Partners plc, 3.25%, 8/19/2021		465,000	460,328
Cott Holdings, Inc., 5.50%, 4/1/2025 (a)		550,000	534,875
Maple Escrow Subsidiary, Inc., 4.42%, 5/25/2025 (a)		480,000	482,394
5.09%, 5/25/2048 (a)(e)		310,000	312,547

			1,790,144

Biotechnology 0.5%
AbbVie, Inc., 2.50%, 5/14/2020		410,000	405,060
Celgene Corp., 3.90%, 2/20/2028		350,000	331,182
Gilead Sciences, Inc., 2.55%, 9/1/2020		775,000	765,688

			1,501,930

Building Products 0.4%
Jeld-Wen, Inc., 4.63%, 12/15/2025 (a)		365,000	347,662
Reliance Intermediate Holdings LP, 6.50%, 4/1/2023 (a)		255,000	265,168
Standard Industries, Inc., 4.75%, 1/15/2028 (a)		330,000	302,775
USG Corp., 5.50%, 3/1/2025 (a)		365,000	375,038

			1,290,643

Capital Markets 2.0%
Apollo Management Holdings LP, 4.00%, 5/30/2024 (a)		85,000	84,471
4.40%, 5/27/2026 (a)		180,000	180,225
5.00%, 3/15/2048 (a)		465,000	466,182
Carlyle Holdings II Finance LLC, 5.63%, 3/30/2043 (a)		130,000	134,061

Corporate Bonds (continued)

	Principal Amount		Value

Capital Markets (continued)
CDP Financial, Inc., 5.60%, 11/25/2039 (a)		$290,000	$371,801
Credit Suisse Group AG, (USD Swap Semi 5 Year + 3.46%), 6.25%, 12/18/2024 (a)(f)(g)		450,000	439,924
Goldman Sachs Group, Inc. (The), 5.20%, 12/17/2019	NZD	975,000	681,255
(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 9/29/2025 (g)		$335,000	318,090
(ICE LIBOR USD 3 Month + 1.17%), 3.49%, 5/15/2026 (g)		240,000	237,075
(ICE LIBOR USD 3 Month + 1.75%), 4.11%, 10/28/2027 (e)(g)		360,000	367,190
(ICE LIBOR USD 3 Month + 1.30%), 4.22%, 5/1/2029 (g)		330,000	325,021
ING Bank NV, 5.80%, 9/25/2023 (a)		375,000	397,362
KKR Group Finance Co. III LLC, 5.13%, 6/1/2044 (a)		410,000	405,234
Lions Gate Capital Holdings LLC, 5.88%, 11/1/2024 (a)		625,000	632,619
Morgan Stanley, 4.75%, 11/16/2018	AUD	130,000	96,993
3.75%, 2/25/2023		$295,000	295,334
(ICE LIBOR USD 3 Month + 1.40%), 3.76%, 10/24/2023 (g)		425,000	434,726
(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (g)		350,000	337,165

			6,204,728

Chemicals 1.1%
Blue Cube Spinco LLC, 10.00%, 10/15/2025		240,000	279,000
Braskem America Finance Co., 7.13%, 7/22/2041 (a)		195,000	218,400
Braskem Netherlands Finance BV, 4.50%, 1/10/2028 (a)		335,000	308,200
CF Industries, Inc., 5.38%, 3/15/2044		440,000	388,300
Huntsman International LLC, 5.13%, 11/15/2022		300,000	308,396
Israel Chemicals Ltd.,
Reg. S, 6.38%, 5/31/2038 (a)		225,000	222,073
LyondellBasell Industries NV, 5.00%, 4/15/2019		198,000	199,958
NOVA Chemicals Corp., 5.25%, 6/1/2027 (a)		660,000	615,037
Nufarm Australia Ltd., 5.75%, 4/30/2026 (a)		330,000	320,100
Tronox Finance plc, 5.75%, 10/1/2025 (a)		170,000	165,113
Tronox, Inc., 6.50%, 4/15/2026 (a)		215,000	213,656

			3,238,233

Commercial Services & Supplies 1.0%
ACCO Brands Corp., 5.25%, 12/15/2024 (a)		330,000	329,175
Atento Luxco 1 SA, 6.13%, 8/10/2022 (a)		385,000	369,600

9

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Commercial Services & Supplies (continued)
Covanta Holding Corp., 5.88%, 3/1/2024	$625,000	$615,625
GFL Environmental, Inc., 5.38%, 3/1/2023 (a)	330,000	305,250
Hulk Finance Corp., 7.00%, 6/1/2026 (a)	350,000	335,125
Quad/Graphics, Inc., 7.00%, 5/1/2022	475,000	484,500
Waste Pro USA, Inc., 5.50%, 2/15/2026 (a)	505,000	485,431

		2,924,706

Communications Equipment 0.4%
Avaya, Inc., 9.00%, 4/1/2019 (a)(d)(k)(l)	625,000	0
Gogo Intermediate Holdings LLC, 12.50%, 7/1/2022 (a)(e)	575,000	613,812
Nokia OYJ, 6.63%, 5/15/2039	625,000	651,563

		1,265,375

Construction & Engineering 0.3%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 3/30/2029 (a)	200,000	208,000
Mexico City Airport Trust, 5.50%, 7/31/2047 (a)	345,000	307,395
New Enterprise Stone & Lime Co., Inc., 6.25%, 3/15/2026 (a)	260,000	262,600

		777,995

Construction Materials 0.1%
US Concrete, Inc., 6.38%, 6/1/2024	315,000	315,787

Consumer Finance 0.6%
Ally Financial, Inc., 4.13%, 2/13/2022	400,000	392,880
American Express Co., 3.00%, 10/30/2024	305,000	291,016
Caterpillar Financial Services Corp., 1.35%, 5/18/2019	355,000	350,900
Ford Motor Credit Co. LLC, 2.55%, 10/5/2018	200,000	199,874
Springleaf Finance Corp., 6.88%, 3/15/2025	350,000	347,375
TMX Finance LLC, 11.13%, 4/1/2023 (a)(e)	325,000	329,875

		1,911,920

Containers & Packaging 0.4%
Graphic Packaging International LLC, 4.13%, 8/15/2024	280,000	268,828
Smurfit Kappa Treasury Funding Ltd., 7.50%, 11/20/2025	555,000	656,288
WestRock MWV LLC, 7.38%, 9/1/2019	305,000	319,695

		1,244,811

Corporate Bonds (continued)

	Principal Amount		Value

Diversified Consumer Services 0.3%
Service Corp. International, 7.50%, 4/1/2027		$850,000	$958,375

Diversified Financial Services 0.2%
AXA Equitable Holdings, Inc., 3.90%, 4/20/2023 (a)		325,000	322,440
VFH Parent LLC, 6.75%, 6/15/2022 (a)		325,000	335,566

			658,006

Diversified Telecommunication Services 1.6%
Altice France SA, 7.38%, 5/1/2026 (a)		675,000	659,947
AT&T, Inc., 4.30%, 2/15/2030 (a)		345,000	325,648
Avanti Communications Group plc, 15.00%, 10/1/2022 (a)(h)		268,503	197,954
CCO Holdings LLC, 5.00%, 2/1/2028 (a)		550,000	503,250
CenturyLink, Inc.,
Series Y, 7.50%, 4/1/2024		270,000	277,425
Deutsche Telekom International Finance BV, 4.38%, 6/21/2028 (a)		445,000	441,479
Frontier Communications Corp., 11.00%, 9/15/2025		290,000	231,913
8.50%, 4/1/2026 (a)(e)		395,000	381,175
Intelsat Jackson Holdings SA, 7.25%, 10/15/2020		175,000	174,125
9.50%, 9/30/2022 (a)		565,000	652,575
Sprint Capital Corp., 8.75%, 3/15/2032		480,000	513,600
TELUS Corp.,
Series CG, 5.05%, 12/4/2019	CAD	65,000	51,318
Verizon Communications, Inc., 4.67%, 3/15/2055		$240,000	213,152
Virgin Media Secured Finance plc, 5.25%, 1/15/2026 (a)		300,000	277,500

			4,901,061

Electric Utilities 0.9%
Eskom Holdings SOC Ltd., 5.75%, 1/26/2021 (a)		380,000	366,682
Exelon Corp., 2.85%, 6/15/2020		450,000	445,994
Great Plains Energy, Inc., 5.29%, 6/15/2022 (c)		380,000	398,492
Minejesa Capital BV, 4.63%, 8/10/2030 (a)		250,000	227,163
Pampa Energia SA, 7.38%, 7/21/2023 (a)		200,000	190,800
7.50%, 1/24/2027 (a)		270,000	243,000
Perusahaan Listrik Negara PT, 5.45%, 5/21/2028 (a)		200,000	203,157
Public Service Co. of Colorado, 2.25%, 9/15/2022		290,000	277,929
Stoneway Capital Corp., 10.00%, 3/1/2027 (a)		30,000	29,985
Xcel Energy, Inc., 2.60%, 3/15/2022		355,000	344,966

			2,728,168

10

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Energy Equipment & Services 0.8%
Ensco plc, 7.75%, 2/1/2026	$345,000	$325,921
FTS International, Inc., 6.25%, 5/1/2022	665,000	670,785
KCA Deutag UK Finance plc, 9.63%, 4/1/2023 (a)	100,000	101,375
Oceaneering International, Inc., 6.00%, 2/1/2028	245,000	243,359
Odebrecht Drilling Norbe VIII/IX Ltd., Reg. S, 6.35%, 12/1/2021	135,050	126,947
Odebrecht Offshore Drilling Finance Ltd., Reg. S, 6.72%, 12/1/2022	99,683	89,715
Transocean Guardian Ltd., 5.88%, 1/15/2024 (a)	215,000	214,194
Transocean, Inc., 7.50%, 1/15/2026 (a)(e)	465,000	472,266
Weatherford International Ltd., 5.95%, 4/15/2042	150,000	112,125

		2,356,687

Equity Real Estate Investment Trusts (REITs) 0.7%
American Tower Trust #1, 3.07%, 3/15/2023 (a)	275,000	269,839
CoreCivic, Inc., 4.75%, 10/15/2027	700,000	635,250
GEO Group, Inc. (The), 6.00%, 4/15/2026	525,000	509,250
MPT Operating Partnership LP, 5.00%, 10/15/2027	550,000	525,250
Select Income REIT, 4.25%, 5/15/2024	215,000	205,603

		2,145,192

Food Products 1.8%
Dean Foods Co., 6.50%, 3/15/2023 (a)(e)	500,000	480,000
ESAL GmbH, 6.25%, 2/5/2023 (a)	225,000	209,533
FAGE International SA, 5.63%, 8/15/2026 (a)	500,000	460,000
Grupo Bimbo SAB de CV, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.28%), 5.95%, 4/17/2023 (a)(e)(f)(g)	235,000	232,062
JBS Investments GmbH, 7.75%, 10/28/2020 (a)	995,000	1,012,413
JBS USA LUX SA, 5.75%, 6/15/2025 (a)	450,000	418,500
Kraft Heinz Foods Co., 4.88%, 2/15/2025 (a)	930,000	948,155
4.63%, 1/30/2029	400,000	396,155
Lamb Weston Holdings, Inc., 4.88%, 11/1/2026 (a)(e)	350,000	340,375
Land O’ Lakes, Inc., 6.00%, 11/15/2022 (a)	385,000	408,100
MARB BondCo plc, 6.88%, 1/19/2025 (a)	250,000	237,500
Minerva Luxembourg SA, 5.88%, 1/19/2028 (a)	350,000	305,550

		5,448,343

Corporate Bonds (continued)

	Principal Amount	Value

Gaming 0.1%
Stars Group Holdings BV, 7.00%, 7/15/2026 (a)	$175,000	$176,750

Health Care Equipment & Supplies 0.4%
Becton Dickinson and Co., 2.89%, 6/6/2022	410,000	396,566
Hill-Rom Holdings, Inc., 5.00%, 2/15/2025 (a)	350,000	339,500
Hologic, Inc., 4.38%, 10/15/2025 (a)	350,000	334,250

		1,070,316

Health Care Providers & Services 2.2%
Anthem, Inc., 2.50%, 11/21/2020	460,000	452,193
Cigna Corp., 3.05%, 10/15/2027	335,000	302,154
Community Health Systems, Inc., 5.13%, 8/1/2021 (e)	350,000	323,750
6.25%, 3/31/2023	350,000	320,687
CVS Health Corp., 3.70%, 3/9/2023	480,000	477,566
4.10%, 3/25/2025	400,000	397,880
3.88%, 7/20/2025	160,000	155,029
4.30%, 3/25/2028	385,000	379,768
4.78%, 3/25/2038	275,000	270,482
5.05%, 3/25/2048	195,000	198,451
Encompass Health Corp., 5.75%, 9/15/2025	325,000	328,250
HCA, Inc., 5.25%, 4/15/2025	250,000	250,000
7.50%, 11/6/2033	1,175,000	1,236,687
Tenet Healthcare Corp., 4.63%, 7/15/2024 (a)	350,000	331,520
6.88%, 11/15/2031 (e)	700,000	637,000
Universal Health Services, Inc., 5.00%, 6/1/2026 (a)	250,000	243,438
WellCare Health Plans, Inc., 5.25%, 4/1/2025	450,000	447,750

		6,752,605

Health Insurance 0.1%
Centene Escrow I Corp., 5.38%, 6/1/2026 (a)(e)	350,000	354,595

Hotels, Restaurants & Leisure 1.6%
Boyne USA, Inc., 7.25%, 5/1/2025 (a)	330,000	344,025
Carrols Restaurant Group, Inc., 8.00%, 5/1/2022	450,000	468,000
GLP Capital LP, 5.75%, 6/1/2028 (e)	475,000	478,562
Golden Nugget, Inc., 6.75%, 10/15/2024 (a)	775,000	775,140
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/2024	525,000	498,750
International Game Technology plc, 6.50%, 2/15/2025 (a)	475,000	490,437
Jack Ohio Finance LLC, 6.75%, 11/15/2021 (a)	450,000	463,500

11

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Hotels, Restaurants & Leisure (continued)
Scientific Games International, Inc., 5.00%, 10/15/2025 (a)	$675,000	$642,938
Sugarhouse HSP Gaming Prop Mezz LP, 5.88%, 5/15/2025 (a)(e)	675,000	634,500

		4,795,852

Household Durables 0.7%
Newell Brands, Inc.,
5.00%, 11/15/2023 (e)	650,000	664,329
5.50%, 4/1/2046	170,000	165,698
NVR, Inc., 3.95%, 9/15/2022	330,000	332,131
PulteGroup, Inc., 5.00%, 1/15/2027 (e)	310,000	294,500
Shea Homes LP, 5.88%, 4/1/2023 (a)	335,000	335,419
Tempur Sealy International, Inc., 5.50%, 6/15/2026	475,000	459,563

		2,251,640

Household Products 0.1%
Spectrum Brands, Inc., 5.75%, 7/15/2025	405,000	399,937

Independent Energy 0.2%
Jagged Peak Energy LLC, 5.88%, 5/1/2026 (a)	325,000	318,500
WPX Energy, Inc., 5.75%, 6/1/2026	325,000	324,087

		642,587

Independent Power and Renewable Electricity Producers 0.4%
Cometa Energia SA de CV, 6.38%, 4/24/2035 (a)	475,000	455,857
NRG Energy, Inc., 7.25%, 5/15/2026	285,000	303,525
Vistra Energy Corp., 7.63%, 11/1/2024 (e)	440,000	469,150

		1,228,532

Insurance 1.0%
Ardonagh Midco 3 plc, 8.63%, 7/15/2023 (a)(e)	525,000	532,875
Athene Global Funding, 2.75%, 4/20/2020 (a)	540,000	533,447
Athene Holding Ltd., 4.13%, 1/12/2028	350,000	322,756
Brighthouse Financial, Inc., 3.70%, 6/22/2027	285,000	253,125
Fairfax Financial Holdings Ltd., 4.85%, 4/17/2028 (a)	205,000	202,735
Fidelity & Guaranty Life Holdings, Inc., 5.50%, 5/1/2025 (a)	325,000	316,875
Mercury General Corp., 4.40%, 3/15/2027	265,000	257,747
Mutual of Omaha Insurance Co., (ICE LIBOR USD 3 Month + 2.64%), 4.30%, 7/15/2054 (a)(g)	180,000	181,125

Corporate Bonds (continued)

	Principal Amount	Value

Insurance (continued)
Validus Holdings Ltd., 8.88%, 1/26/2040	$335,000	$478,267

		3,078,952

Internet & Direct Marketing Retail 0.1%
Amazon.com, Inc., 5.20%, 12/3/2025	260,000	285,822

Internet Software & Services 0.1%
VeriSign, Inc., 4.63%, 5/1/2023	400,000	402,500

Machinery 0.2%
Novelis Corp., 5.88%, 9/30/2026 (a)	325,000	311,187
Park-Ohio Industries, Inc., 6.63%, 4/15/2027 (e)	285,000	288,563

		599,750

Marine 0.1%
Pelabuhan Indonesia II PT, 5.38%, 5/5/2045 (a)	200,000	181,760

Media 2.9%
21st Century Fox America, Inc., 6.65%, 11/15/2037	350,000	434,443
Altice Luxembourg SA, 7.63%, 2/15/2025 (a)(e)	1,030,000	947,600
Charter Communications Operating LLC, 4.91%, 7/23/2025	530,000	535,239
6.38%, 10/23/2035	360,000	376,202
Clear Channel Worldwide Holdings, Inc.,
Series A, 6.50%, 11/15/2022	625,000	634,375
CSC Holdings LLC, 10.88%, 10/15/2025 (a)	275,000	317,020
5.50%, 4/15/2027 (a)(e)	450,000	429,750
Discovery Communications LLC, 5.63%, 8/15/2019	258,000	265,294
6.35%, 6/1/2040	400,000	434,863
DISH DBS Corp., 7.75%, 7/1/2026 (e)	775,000	679,094
Liberty Interactive LLC, 8.25%, 2/1/2030 (e)	415,000	440,170
Meredith Corp., 6.88%, 2/1/2026 (a)	325,000	320,531
National CineMedia LLC, 5.75%, 8/15/2026	700,000	638,750
NBCUniversal Media LLC, 5.95%, 4/1/2041	250,000	281,562
Nexstar Broadcasting, Inc., 5.63%, 8/1/2024 (a)(e)	325,000	314,437
Sirius XM Radio, Inc., 5.00%, 8/1/2027 (a)	500,000	468,125
SiTV LLC, 10.38%, 7/1/2019 (a)	325,000	192,563
Univision Communications, Inc., 5.13%, 2/15/2025 (a)(e)	525,000	484,969
Viacom, Inc.,
(ICE LIBOR USD 3 Month + 3.90%),
6.25%, 2/28/2057 (g)	500,000	473,750
WMG Acquisition Corp., 5.00%, 8/1/2023 (a)	300,000	298,500

		8,967,237

12

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Metals & Mining 1.4%
Alcoa Nederland Holding BV, 6.13%, 5/15/2028 (a)	$325,000	$327,031
Barrick North America Finance LLC, 4.40%, 5/30/2021	265,000	274,144
Cleveland-Cliffs, Inc., 4.88%, 1/15/2024 (a)(e)	335,000	323,275
CSN Resources SA,
Reg. S, 6.50%, 7/21/2020 (e)	625,000	582,031
6.50%, 7/21/2020 (a)	200,000	186,250
First Quantum Minerals Ltd.,
7.50%, 4/1/2025 (a)	820,000	809,258
6.88%, 3/1/2026 (a)	200,000	191,500
Freeport-McMoRan, Inc.,
5.40%, 11/14/2034	250,000	226,875
5.45%, 3/15/2043	570,000	500,004
GTL Trade Finance, Inc., 7.25%, 4/16/2044 (a)	240,000	243,000
Samarco Mineracao SA,
4.13%, 11/1/2022 (a)(i)	50,000	36,250
5.75%, 10/24/2023 (a)(i)	205,000	149,650
Vale Canada Ltd., 7.20%, 9/15/2032	105,000	113,925
Vale Overseas Ltd., 6.88%, 11/10/2039 (e)	200,000	226,500
Vedanta Resources plc, 6.13%, 8/9/2024 (a)	250,000	219,731

		4,409,424

Midstream 0.1%
Targa Resources Partners LP, 5.88%, 4/15/2026 (a)	325,000	327,438

Multiline Retail 0.1%
Kohl’s Corp., 5.55%, 7/17/2045	345,000	335,179

Multi-Utilities 0.1%
Empresas Publicas de Medellin ESP, 7.63%, 7/29/2019 (a)	140,000	142,800

Oil, Gas & Consumable Fuels 4.6%
Canadian Oil Sands Ltd., 7.75%, 5/15/2019 (a)	505,000	520,100
Cheniere Corpus Christi Holdings LLC, 5.13%, 6/30/2027	360,000	356,850
Cheniere Energy Partners LP, 5.25%, 10/1/2025 (a)	325,000	317,021
Covey Park Energy LLC, 7.50%, 5/15/2025 (a)	475,000	484,500
DCP Midstream Operating LP, 3.88%, 3/15/2023 (e)	305,000	294,706
Devon Financing Co. LLC, 7.88%, 9/30/2031	285,000	361,359
Ecopetrol SA, 5.88%, 5/28/2045	130,000	123,298
Energy Transfer Partners LP,
Series A, (ICE LIBOR USD 3 Month +
4.03%), 6.25%, 2/15/2023 (e)(f)(g)	295,000	273,244
EnLink Midstream Partners LP,
4.15%, 6/1/2025	130,000	120,148

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
EnLink Midstream Partners LP, (continued) 5.05%, 4/1/2045	$175,000	$142,380
EP Energy LLC, 7.75%, 5/15/2026 (a)	475,000	485,688
Frontera Energy Corp., 9.70%, 6/25/2023 (a)	225,000	223,031
Holly Energy Partners LP, 6.00%, 8/1/2024 (a)	315,000	318,150
Hunt Oil Co. of Peru LLC Sucursal Del Peru, 6.38%, 6/1/2028 (a)	200,000	203,750
Jonah Energy LLC, 7.25%, 10/15/2025 (a)(e)	355,000	286,662
KazMunayGas National Co. JSC, 5.38%, 4/24/2030 (a)	180,000	180,392
6.38%, 10/24/2048 (a)	400,000	403,900
MPLX LP, 4.50%, 4/15/2038	300,000	277,094
Murphy Oil Corp., 5.75%, 8/15/2025	320,000	319,104
Pertamina Persero PT, 6.00%, 5/3/2042 (a)(e)	195,000	193,763
Petroamazonas EP, 4.63%, 2/16/2020 (a)	200,000	188,400
4.63%, 11/6/2020 (a)	200,000	181,250
Petrobras Global Finance BV, 5.30%, 1/27/2025 (a)	95,000	87,780
5.75%, 2/1/2029	165,000	145,056
Petroleos de Venezuela SA,
Reg. S, 8.50%, 10/27/2020	202,500	174,656
Reg. S, 6.00%, 11/15/2026 (i)	405,000	85,050
Reg. S, 5.50%, 4/12/2037 (i)	310,000	69,750
Petroleos Mexicanos, 5.50%, 1/21/2021	300,000	308,847
4.63%, 9/21/2023	310,000	305,660
5.35%, 2/12/2028 (a)	350,000	331,380
5.63%, 1/23/2046	570,000	481,080
6.75%, 9/21/2047	120,000	113,148
6.35%, 2/12/2048 (a)	475,000	428,688
Rockies Express Pipeline LLC, 5.63%, 4/15/2020 (a)(e)	435,000	445,331
Sabine Pass Liquefaction LLC,
6.25%, 3/15/2022	440,000	473,336
5.00%, 3/15/2027	160,000	162,590
Sanchez Energy Corp., 6.13%, 1/15/2023	600,000	408,000
SEPLAT Petroleum Development Co. plc, 9.25%, 4/1/2023 (a)	250,000	243,800
Sunoco Logistics Partners Operations LP, 5.40%, 10/1/2047	180,000	165,509
Sunoco LP, 4.88%, 1/15/2023 (a)	295,000	283,200
Tallgrass Energy Partners LP, 5.50%, 9/15/2024 (a)(e)	415,000	423,300
Tecpetrol SA, 4.88%, 12/12/2022 (a)	235,000	216,717

13

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount		Value

Oil, Gas & Consumable Fuels (continued)
Total Capital International SA, 4.25%, 11/26/2021	AUD	780,000	$602,950
Total Capital SA, 2.13%, 8/10/2018		$475,000	474,816
Transcontinental Gas Pipe Line Co. LLC, 4.00%, 3/15/2028 (a)		165,000	160,357
TransMontaigne Partners LP, 6.13%, 2/15/2026		220,000	222,200
Tullow Oil plc, 7.00%, 3/1/2025 (a)		225,000	212,906
Valero Energy Corp., 4.35%, 6/1/2028		189,000	188,164
Williams Partners LP,
4.30%, 3/4/2024		140,000	140,501
5.80%, 11/15/2043		285,000	303,204
YPF SA, 8.75%, 4/4/2024 (a)		300,000	296,400

			14,209,166

Paper & Forest Products 0.1%
Georgia-Pacific LLC, 8.88%, 5/15/2031		155,000	226,682
Suzano Austria GmbH, 7.00%, 3/16/2047 (a)		180,000	185,175

			411,857

Pharmaceuticals 1.0%
AstraZeneca plc,
2.38%, 11/16/2020		355,000	348,273
2.38%, 6/12/2022		315,000	302,999
GlaxoSmithKline Capital, Inc., 3.38%, 5/15/2023		605,000	605,256
Shire Acquisitions Investments Ireland DAC, 1.90%, 9/23/2019		575,000	565,965
Valeant Pharmaceuticals International, Inc., 5.50%, 3/1/2023 (a)		325,000	302,250
7.00%, 3/15/2024 (a)		325,000	340,746
9.25%, 4/1/2026 (a)		500,000	519,375

			2,984,864

Professional Services 0.3%
Acwa Power Management And Investments One Ltd., 5.95%, 12/15/2039 (a)		545,000	532,400
Equifax, Inc., 3.95%, 6/15/2023		385,000	383,040

			915,440

Real Estate Management & Development 0.1%
Avison Young Canada, Inc., 9.50%, 12/15/2021 (a)		300,000	306,000

Road & Rail 0.5%
Ashtead Capital, Inc., 5.63%, 10/1/2024 (a)		290,000	296,800
Rumo Luxembourg Sarl, 5.88%, 1/18/2025 (a)		275,000	251,628

Corporate Bonds (continued)

	Principal Amount		Value

Road & Rail (continued)
Russian Railways, Reg. S, 8.30%, 4/2/2019	RUB	11,900,000	$191,071
Union Pacific Corp., 3.95%, 9/10/2028		$180,000	180,859
4.38%, 9/10/2038		150,000	151,676
4.50%, 9/10/2048		405,000	411,700

			1,483,734

Semiconductors & Semiconductor Equipment 0.6%
Advanced Micro Devices, Inc., 7.50%, 8/15/2022		325,000	359,125
Broadcom Corp., 3.88%, 1/15/2027		595,000	562,782
QUALCOMM, Inc.,		400,000	399,673
2.10%, 5/20/2020 (e)
4.30%, 5/20/2047		590,000	548,891

			1,870,471

Specialty Retail 0.3%
AutoNation, Inc., 3.80%, 11/15/2027		140,000	129,989
L Brands, Inc., 5.63%, 2/15/2022		250,000	253,750
Penske Automotive Group, Inc., 5.50%, 5/15/2026		300,000	294,000
Staples, Inc., 8.50%, 9/15/2025 (a)(e)		385,000	359,013

			1,036,752

Technology Hardware, Storage & Peripherals 0.3%
Dell International LLC, 8.35%, 7/15/2046 (a)		755,000	909,261
Hewlett Packard Enterprise Co., 2.85%, 10/5/2018 (c)		140,000	140,203

			1,049,464

Thrifts & Mortgage Finance 0.2%
Quicken Loans, Inc., 5.25%, 1/15/2028 (a)(e)		520,000	479,596

Tobacco 0.9%
Altria Group, Inc.,
9.25%, 8/6/2019		434,000	463,592
9.95%, 11/10/2038		55,000	87,439
10.20%, 2/6/2039		272,000	442,551
BAT Capital Corp., (ICE LIBOR USD 3 Month + 0.59%), 2.95%, 8/14/2020 (a)(g)		805,000	807,683
Reynolds American, Inc.,
6.88%, 5/1/2020		315,000	334,266
4.45%, 6/12/2025		400,000	402,561
8.13%, 5/1/2040		245,000	332,585

			2,870,677

Trading Companies & Distributors 0.2%
H&E Equipment Services, Inc., 5.63%, 9/1/2025		315,000	309,487

14

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount		Value

Trading Companies & Distributors (continued)
United Rentals North America, Inc., 4.88%, 1/15/2028		$350,000	$324,083

			633,570

Transportation Infrastructure 0.1%
ENA Norte Trust, 4.95%, 4/25/2023 (a)		176,021	176,682

Wireless Telecommunication Services 2.0%
America Movil SAB de CV, 5.00%, 10/16/2019		460,000	470,482
C&W Senior Financing DAC, 6.88%, 9/15/2027 (a)		545,000	522,519
Comunicaciones Celulares SA, 6.88%, 2/6/2024 (a)(e)		205,000	210,084
Digicel Group Ltd.,
8.25%, 9/30/2020 (a)		305,000	230,275
7.13%, 4/1/2022 (a)(e)		295,000	193,225
Digicel Ltd., 6.75%, 3/1/2023 (a)(e)		925,000	767,750
Inmarsat Finance plc, 4.88%, 5/15/2022 (a)		525,000	515,812
MTN Mauritius Investment Ltd., 6.50%, 10/13/2026 (a)		265,000	265,320
Oztel Holdings SPC Ltd., 6.63%, 4/24/2028 (a)		395,000	375,316
Sprint Communications, Inc., 7.00%, 8/15/2020		335,000	346,725
Sprint Corp., 7.88%, 9/15/2023 (e)		430,000	445,856
Sprint Spectrum Co. LLC, 4.74%, 3/20/2025 (a)		395,000	391,959
Telefonica Celular del Paraguay SA, 6.75%, 12/13/2022 (a)		180,000	183,600
T-Mobile USA, Inc., 6.50%, 1/15/2026		730,000	752,813
Turkcell Iletisim Hizmetleri A/S, 5.80%, 4/11/2028 (a)		380,000	343,444
Vodafone Group plc, 6.15%, 2/27/2037		230,000	252,903

			6,268,083

Total Corporate Bonds (cost $130,564,986)			127,587,167

Foreign Government Securities 15.1%
ANGOLA 0.2%
Republic of Angola,
Reg. S, 7.00%, 8/17/2019		78,125	78,355
8.25%, 5/9/2028 (a)		325,000	325,115
9.38%, 5/8/2048 (a)		300,000	302,508

			705,978

ARGENTINA 1.4%
Bonos de la Nacion Argentina con Ajuste por CER, 3.75%, 2/8/2019 (j)	ARS	4,582,000	169,244

Foreign Government Securities (continued)

	Principal Amount		Value

ARGENTINA (continued)
Bonos De La Nacion Argentina En Moneda Dua, 4.50%, 6/21/2019		$190,000	$197,087
Provincia de Buenos Aires,
Reg. S, 5.75%, 6/15/2019		150,000	148,155
6.50%, 2/15/2023 (a)		345,000	314,936
Reg. S, (Argentina Deposit Rates
Badlar Private Banks ARS 30 to 35 Days + 3.75%), 26.63%, 4/12/2025 (g)	ARS	5,400,000	145,209
7.88%, 6/15/2027 (a)		$150,000	131,250
Republic of Argentina, 6.25%, 4/22/2019		520,000	522,085
6.88%, 4/22/2021		540,000	531,900
4.63%, 1/11/2023		740,000	651,578
0.00%, 12/15/2035 (b)		890,000	51,175
2.30%, 12/31/2038 (c)	EUR	165,000	112,722
2.50%, 12/31/2038 (c)		$580,000	328,860
6.25%, 11/9/2047	EUR	240,000	217,278
6.88%, 1/11/2048		$1,220,000	913,182

			4,434,661

BAHRAIN 0.1%
Kingdom of Bahrain, 5.88%, 1/26/2021 (a)		470,000	462,533

BRAZIL 0.4%
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/2025	BRL	1,959,000	475,510
10.00%, 1/1/2027		3,315,000	780,377

			1,255,887

CANADA 0.6%
Canada Government Bond, 2.25%, 6/1/2025	CAD	1,660,000	1,271,596
Province of British Columbia, 6.60%, 1/9/2020 (a)	INR	8,800,000	126,448
Province of Quebec, 4.50%, 12/1/2020	CAD	650,000	521,305

			1,919,349

CHILE 0.4%
Bonos de la Tesoreria de la Republica en pesos, 4.50%, 3/1/2021	CLP	385,000,000	601,818
4.50%, 3/1/2026		325,000,000	495,902

			1,097,720

COLOMBIA 0.4%
Titulos de Tesoreria, 7.00%, 5/4/2022	COP	1,499,800,000	533,100
6.25%, 11/26/2025		1,438,100,000	483,139
7.50%, 8/26/2026		987,800,000	356,982

			1,373,221

CROATIA 0.2%
Republic of Croatia, 6.75%, 11/5/2019 (a)		$245,000	255,317

15

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Foreign Government Securities (continued)

	Principal Amount		Value

CROATIA (continued)
Reg. S, 3.88%, 5/30/2022	EUR	225,000	$290,476
6.00%, 1/26/2024 (a)(e)		$95,000	102,078

			647,871

DOMINICAN REPUBLIC 0.1%
Dominican Republic Bond, 6.85%, 1/27/2045 (a)		150,000	148,452
6.50%, 2/15/2048 (a)		225,000	213,469

			361,921

ECUADOR 0.2%
Republic of Ecuador, 10.50%, 3/24/2020 (a)		400,000	409,660
7.88%, 1/23/2028 (a)		200,000	167,540

			577,200

EGYPT 0.2%
Arab Republic of Egypt, 5.58%, 2/21/2023 (a)		530,000	502,175

EL SALVADOR 0.1%
Republic of El Salvador,
Reg. S, 7.38%, 12/1/2019		215,000	219,571

GABON 0.1%
Gabon Government Bond, 6.38%, 12/12/2024 (a)		200,000	178,633

GERMANY 0.0%†
Federal Republic of Germany,
Reg. S, 2.50%, 8/15/2046	EUR	61,328	98,341

GHANA 0.1%
Republic of Ghana, 10.75%, 10/14/2030 (a)		$205,000	248,726

HUNGARY 0.3%
Hungary Government Bond, 1.75%, 10/26/2022	HUF	212,580,000	736,437
6.00%, 11/24/2023		57,700,000	239,884

			976,321

INDONESIA 0.7%
Perusahaan Penerbit SBSN Indonesia III, 4.40%, 3/1/2028 (a)		$255,000	248,880
Republic of Indonesia, 3.38%, 4/15/2023 (a)		280,000	269,803
4.35%, 1/8/2027 (a)		210,000	206,918
3.75%, 6/14/2028 (a)	EUR	200,000	257,785
8.75%, 5/15/2031	IDR	3,975,000,000	289,178
7.50%, 8/15/2032		3,035,000,000	198,556
8.25%, 5/15/2036		1,465,000,000	100,955
5.25%, 1/17/2042 (a)		$175,000	175,727
5.25%, 1/8/2047 (a)		400,000	400,477

			2,148,279

IRELAND 0.2%
Republic of Ireland,
Reg. S, 1.00%, 5/15/2026	EUR	455,000	551,168

Foreign Government Securities (continued)

	Principal Amount		Value

ITALY 0.2%
Italy Buoni Poliennali Del Tesoro, 2.00%, 2/1/2028	EUR	700,000	$771,841

IVORY COAST 0.1%
Republic of Cote d’Ivoire, 5.38%, 7/23/2024 (a)		$160,000	149,753
5.75%, 12/31/2032 (a)(c)		323,750	299,819

			449,572

KAZAKHSTAN 0.1%
KazAgro National Management Holding JSC, 4.63%, 5/24/2023 (a)		255,000	245,182

KENYA 0.1%
Republic of Kenya, 7.25%, 2/28/2028 (a)		250,000	240,008

LEBANON 0.1%
Lebanon Government Bond, 6.15%, 6/19/2020		350,000	330,662

MALAYSIA 0.4%
Malaysia Government Bond, 3.58%, 9/28/2018	MYR	1,480,000	366,557
3.76%, 3/15/2019		1,602,000	397,610
4.06%, 9/30/2024		1,505,000	370,577

			1,134,744

MEXICO 0.8%
Mexican Bonos, 6.50%, 6/9/2022	MXN	15,060,000	727,375
8.00%, 12/7/2023		16,870,000	861,608
10.00%, 11/20/2036		6,500,000	403,355
8.00%, 11/7/2047		9,000,000	469,091

			2,461,429

MONGOLIA 0.1%
Mongolia Government Bond, 5.13%, 12/5/2022 (a)		$265,000	247,834

NETHERLANDS 0.6%
Netherlands Government Bond,
Reg. S, 2.50%, 1/15/2033 (a)	EUR	1,255,000	1,829,114

NIGERIA 0.1%
Federal Republic of Nigeria, 7.70%, 2/23/2038 (a)		$185,000	174,781

OMAN 0.2%
Oman Government Bond, 4.13%, 1/17/2023 (a)		365,000	346,750
6.75%, 1/17/2048 (a)		240,000	217,200

			563,950

PERU 0.3%
Republic of Peru, 5.70%, 8/12/2024 (a)	PEN	1,403,000	443,244
8.20%, 8/12/2026 (a)		955,000	346,385

			789,629

16

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Foreign Government Securities (continued)

	Principal Amount		Value

POLAND 0.3%
Republic of Poland, 2.50%, 7/25/2026	PLN	3,643,000	$929,898

PORTUGAL 0.5%
Portugal Obrigacoes do Tesouro OT,
Reg. S, 4.95%, 10/25/2023 (a)	EUR	425,000	607,663
Reg. S, 5.65%, 2/15/2024 (a)		550,000	813,489

			1,421,152

QATAR 0.4%
Qatar Government Bond, 4.50%, 4/23/2028 (a)		$240,000	242,206
5.10%, 4/23/2048 (a)		875,000	872,340

			1,114,546

ROMANIA 0.4%
Romania Government Bond, 5.80%, 7/26/2027	RON	4,770,000	1,241,587

RUSSIA 0.8%
Russian Federal Bond — OFZ, 7.50%, 2/27/2019	RUB	40,958,000	655,824
7.05%, 1/19/2028		48,095,000	739,798
7.70%, 3/23/2033		75,996,000	1,214,956

			2,610,578

SAUDI ARABIA 0.3%
Kingdom of Saudi Arabia, 5.00%, 4/17/2049 (a)		$815,000	792,685

SLOVENIA 0.1%
Republic of Slovenia,
Reg. S, 4.63%, 9/9/2024		EUR157,000	230,631

SOUTH AFRICA 0.9%
Republic of South Africa,
10.50%, 12/21/2026	ZAR	6,999,000	558,842
4.30%, 10/12/2028		$145,000	129,169
7.00%, 2/28/2031	ZAR	7,659,035	463,209
8.88%, 2/28/2035		11,896,000	819,932
8.75%, 1/31/2044		11,013,007	733,578

			2,704,730

SOUTH KOREA 0.0%†
Export-Import Bank of Korea, 6.90%, 1/8/2021 (a)	IDR	2,100,000,000	139,673

SPAIN 0.4%
Kingdom of Spain,
Reg. S, 1.30%, 10/31/2026 (a)	EUR	320,000	379,818
Reg. S, 5.15%, 10/31/2028 (a)		610,000	968,697

			1,348,515

SRI LANKA 0.2%
Democratic Socialist Republic of Sri Lanka,
Reg. S, 6.25%, 7/27/2021		$650,000	654,061
5.75%, 4/18/2023 (a)		130,000	124,463

			778,524

Foreign Government Securities (continued)

	Principal Amount		Value

SWEDEN 0.3%
Sweden Government Bond, 1.00%, 11/12/2026	SEK	6,800,000	$802,099

TURKEY 0.7%
Export Credit Bank of Turkey, 6.13%, 5/3/2024 (a)		$400,000	370,200
Republic of Turkey, 11.00%, 3/2/2022	TRY	1,507,000	274,739
7.10%, 3/8/2023		2,943,000	446,205
10.50%, 8/11/2027		3,210,000	517,083
6.13%, 10/24/2028 (e)		$450,000	421,425

			2,029,652

UKRAINE 0.5%
Ukraine Government Bond, 7.75%, 9/1/2019 (a)		50,000	49,875
Reg. S, 7.75%, 9/1/2020		365,000	362,834
Reg. S, 7.75%, 9/1/2021		230,000	226,550
Reg. S, 7.75%, 9/1/2025		200,000	187,222
Reg. S, 7.75%, 9/1/2026		150,000	138,927
7.38%, 9/25/2032 (a)		240,000	205,620
Ukreximbank Via Biz Finance plc, 9.63%, 4/27/2022 (a)		195,000	195,039
Reg. S, 9.75%, 1/22/2025		200,000	200,000

			1,566,067

UNITED KINGDOM 0.3%
U.K. Treasury Bonds,
Reg. S, 4.75%, 12/7/2030	GBP	133,000	240,138
Reg. S, 4.25%, 6/7/2032		435,000	766,095

			1,006,233

VENEZUELA, BOLIVARIAN REPUBLIC OF 0.1%
Bolivarian Republic of Venezuela,
Reg. S, 9.00%, 5/7/2023 (i)		$460,000	124,200
Reg. S, 8.25%, 10/13/2024 (i)		270,000	73,359
9.25%, 9/15/2027 (i)		455,000	128,173

			325,732

ZAMBIA 0.1%
Republic of Zambia, 5.38%, 9/20/2022 (a)		240,000	199,524
8.97%, 7/30/2027 (a)		170,000	150,061

			349,585

Total Foreign Government Securities (cost $49,722,929)			46,390,188

Loan Participations 3.9%
Aerospace & Defense 0.1%
Transdigm, Inc., Term Loan, (ICE LIBOR USD 1 Month + 2.75%), 4.59%, 6/9/2023 (g)		363,942	361,394

Automobiles 0.1%
Navistar, Inc., Term Loan B2, (ICE LIBOR USD 1 Month + 3.50%), 5.53%, 11/6/2024 (g)		359,100	358,877

17

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Loan Participations (continued)

	Principal Amount	Value

Chemicals 0.6%
MacDermid, Inc., Term loan B6, (ICE LIBOR USD 1 Month + 3.00%), 5.09%, 6/7/2023 (g)	$942,131	$942,131
PQ Corp., Term Loan B, (ICE LIBOR USD 1 Month + 2.50%), 4.59%, 2/8/2025 (g)	905,169	900,643

		1,842,774

Commercial Services & Supplies 0.1%
WideOpenWest Finance LLC, Term Loan B, (ICE LIBOR USD 1 Month + 3.25%), 5.34%, 8/18/2023 (g)	369,648	352,090

Communications Equipment 0.1%
Avaya, Inc., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 4.75%), 6.32%, 12/15/2024 (g)	359,100	359,326

Diversified Financial Services 0.2%
Coral-US Co-Borrower LLC, Term Loan B, (ICE LIBOR USD 1 Month + 3.25%), 5.34%, 1/7/2026 (g)	650,000	649,552

Diversified Telecommunication Services 0.3%
Centurylink, Inc., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 2.75%), 4.84%, 1/31/2025 (g)	557,200	545,360
Windstream Corp., Term Loan B, (ICE LIBOR USD 1 Month + 4.00%), 6.09%, 3/29/2021 (g)	462,961	438,822

		984,182

Electric Utilities 0.1%
Vistra Operations Co. LLC, Term Loan B2, (ICE LIBOR USD 1 Month + 2.25%), 4.34%, 12/14/2023 (g)	362,895	360,855

Equity Real Estate Investment Trusts (REITs) 0.2%
Communications Sales & Leasing, Inc., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 5.09%, 10/24/2022 (g)	476,531	454,491

Healthcare Providers and Services 0.1%
CHG Healthcare Services, Inc., Term Loan B, (ICE LIBOR USD 3 Month + 3.00%), 5.36%, 6/7/2023 (g)	355,980	356,091

Hotels, Restaurants & Leisure 0.1%
Scientific Games Corp. Term Loan B, (ICE LIBOR USD 3 Month + 2.75%), 4.91%, 8/14/2024 (g)	397,005	394,028

Insurance 0.2%
Asurion LLC, Term Loan B6, (ICE LIBOR USD 1 Month + 2.75%), 4.84%, 11/3/2023 (g)	531,639	530,310

IT Services 0.3%
First Data Corp., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 2.00%), 4.09%, 4/26/2024 (g)	917,741	911,675

Loan Participations (continued)

	Principal Amount	Value

Media 0.3%
Cengage Learning Inc., Term Loan B1, (ICE LIBOR USD 1 Month + 4.25%), 6.34%, 6/7/2023 (g)	$342,340	$313,669
McGraw-Hill Global Education Holding LLC, 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 4.00%), 6.09%, 5/4/2022 (g)	372,594	363,902
William Morris Endeavor Entertainment, LLC, Term Loan B, (ICE LIBOR USD 3 Month + 2.75%), 4.93%, 5/18/2025 (g)	245,774	243,623

		921,194

Paper & Forest Products 0.1%
Catalyst Paper Corp., Term Loan, (ICE LIBOR USD 3 Month + 12.00%), 12.00%, 1/1/2100 (g)(k)	201,372	201,372

Speciality Retail 0.1%
J. Crew Group, Inc. Term Loan, (ICE LIBOR USD 1 Month + 3.22%), 5.46%, 3/5/2021 (g)	134,310	111,757

Specialty Retail 0.2%
Petco Animal Supplies, Inc., Term Loan B1, (ICE LIBOR USD 3 Month + 3.25%), 5.61%, 1/26/2023 (g)	783,960	564,451

Technology Hardware, Storage & Peripherals 0.3%
Dell International LLC, Term Loan, (ICE LIBOR USD 1 Month + 2.00%), 4.10%, 9/7/2023 (g)	904,339	899,257

Wireless Telecommunication Services 0.4%
Digicel Intl. Finance Ltd., Term Loan, (ICE LIBOR USD 3 Month + 3.25%), 5.61%, 5/27/2024 (g)	446,626	425,969
Sprint Corp., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 2.50%), 4.63%, 2/2/2024 (g)	914,122	909,167

		1,335,136

Total Loan Participation (cost $12,347,193)		11,948,812

Mortgage-Backed Securities 11.7%
FHLMC Gold Pool
Pool# C90381 7.50%, 11/1/2020	41	42
Pool# C00712 6.50%, 2/1/2029	2,937	3,269
Pool# J32653 3.50%, 8/1/2030	66,135	67,037
Pool# C41531 8.00%, 8/1/2030	1,265	1,314
Pool# J32749 3.50%, 9/1/2030	62,914	63,703
Pool# C42327 8.00%, 9/1/2030	738	821

18

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# C01104 8.00%, 12/1/2030	$4,590	$5,223
Pool# C49587 8.00%, 3/1/2031	4,590	4,594
Pool# C50477 8.00%, 4/1/2031	11,366	11,833
Pool# C53381 8.00%, 6/1/2031	1,056	1,059
Pool# C69951 6.50%, 8/1/2032	16,829	18,734
Pool# G60085 5.50%, 6/1/2041	170,523	185,456
Pool# Q20545 3.50%, 7/1/2043	270,085	270,901
Pool# G07787 4.00%, 8/1/2044	412,686	424,276
Pool# G60847 4.00%, 1/1/2045	635,191	653,032
Pool# Q37249 3.50%, 11/1/2045	301,690	301,611
Pool# Q38896 4.00%, 2/1/2046	782,302	801,291
Pool# Q39379 4.50%, 3/1/2046	133,336	139,499
Pool# Q50962 3.50%, 9/1/2047	900,128	896,178
Pool# Q52093 3.50%, 11/1/2047	1,481,317	1,474,534
Pool# Q52104 4.00%, 11/1/2047	1,030,624	1,051,538
Pool# G08791 3.00%, 12/1/2047	300,523	291,077
FNMA Pool
Pool# FN0004 3.62%, 12/1/2020	103,288	104,835
Pool# AM9378 3.13%, 7/1/2025	308,399	306,814
Pool# AN2259 2.55%, 7/1/2026	290,009	275,481
Pool# 540017 8.00%, 5/1/2030	953	955
Pool# AZ4471 3.50%, 7/1/2030	96,542	97,804
Pool# AZ6158 3.50%, 9/1/2030	43,957	44,580
Pool# AL6344 5.00%, 2/1/2031	20,433	21,717
Pool# 564993 7.50%, 3/1/2031	6,803	6,914
Pool# 606566 7.50%, 10/1/2031	2,999	3,080
Pool# 642656 7.00%, 7/1/2032	4,770	4,794
Pool# AB0047 4.50%, 4/1/2035	374,265	394,246
Pool# 886574 4.14%, 8/1/2036 (b)	43,678	46,439
Pool# 888817 5.50%, 8/1/2037	82,732	89,818
Pool# AL1104 5.50%, 2/1/2038	140,869	153,143

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# 995049 5.50%, 2/1/2038	$126,892	$137,622
Pool# 257231 5.50%, 6/1/2038	114,072	123,212
Pool# AE0811 6.00%, 9/1/2039	32,026	35,258
Pool# AC9581 5.50%, 1/1/2040	40,935	44,508
Pool# AL5814 5.50%, 7/1/2040	402,153	439,193
Pool# AB5692 4.00%, 6/1/2042	156,931	160,985
Pool# AB5617 4.00%, 7/1/2042	166,744	171,087
Pool# AL5760 4.00%, 9/1/2043	268,103	275,690
Pool# AS4991 3.50%, 5/1/2045	1,000,434	999,800
Pool# AY4204 3.50%, 5/1/2045	474,606	474,305
Pool# AZ9821 3.50%, 9/1/2045	360,064	359,449
Pool# AL7441 3.50%, 10/1/2045	233,647	233,248
Pool# BC0302 4.50%, 3/1/2046	355,492	375,324
Pool# AS6938 4.00%, 4/1/2046	1,213,490	1,243,165
Pool# AS8204 3.50%, 10/1/2046	605,748	604,806
Pool# MA2833 3.00%, 12/1/2046	3,229,086	3,132,814
Pool# BE4223 3.50%, 12/1/2046	239,273	238,808
Pool# MA2956 3.00%, 4/1/2047	1,039,354	1,008,349
Pool# AS9535 4.00%, 5/1/2047	419,077	424,404
Pool# CA0079 4.00%, 7/1/2047	526,500	533,190
Pool# BH6534 4.00%, 7/1/2047	301,650	308,126
Pool# BH2594 3.50%, 8/1/2047	1,354,278	1,351,018
Pool# BH6565 4.00%, 8/1/2047	200,483	204,756
Pool# CA1662 4.00%, 5/1/2048	797,049	807,158
FNMA TBA
3.00%, 7/25/2033	890,000	884,775
4.50%, 4/25/2041	4,135,000	4,305,604
4.00%, 9/25/2043	1,335,000	1,361,035
3.50%, 4/25/2044	3,950,000	3,931,419
3.00%, 5/25/2044	590,000	571,539
GNMA II Pool
Pool# 82468 3.50%, 1/20/2040 (b)	121,443	126,107
Pool# 82483 3.50%, 2/20/2040 (b)	38,507	39,919
Pool# 82520 2.63%, 4/20/2040 (b)	74,610	77,553

19

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount		Value

GNMA II Pool (continued)
Pool# 82570 3.13%, 6/20/2040 (b)		$2,308	$2,434
Pool# MA1161 5.50%, 7/20/2043		58,005	62,259
Pool# MA1289 5.50%, 9/20/2043		121,593	131,886
Pool# 725640 5.29%, 5/20/2060 (b)		73,775	74,810
Pool# 710065 4.81%, 2/20/2061 (b)		159,466	160,396
Pool# 773443 5.11%, 4/20/2062 (b)		79,397	80,599
Pool# 766552 4.78%, 5/20/2062 (b)		50,454	51,045
Pool# 765227 4.58%, 11/20/2062 (b)		568,676	577,679
Pool# AC0942 4.66%, 1/20/2063 (b)		27,188	28,236
Pool# AC0934 4.70%, 1/20/2063 (b)		78,951	82,382
Pool# AJ4785 4.69%, 8/20/2064 (b)		71,043	71,581
Pool# AS6007 4.55%, 12/20/2066 (b)		429,950	457,587
Pool# AY2220 4.51%, 1/20/2067 (b)		900,567	959,465

Total Mortgage-Backed Securities (cost $36,760,236)			35,942,227

Municipal Bonds 0.5%
Georgia 0.5%
Municipal Electric Authority of Georgia, RB
Series A, 6.64%, 4/1/2057		675,000	853,463
Series A, 7.06%, 4/1/2057		440,000	530,548

Total Municipal Bonds (cost $1,116,301)			1,384,011

Supranational 1.3%
Africa Finance Corp., 3.88%, 4/13/2024 (a)		205,000	194,430
Banque Ouest Africaine de Developpement 5.50%, 5/6/2021 (a)		200,000	204,864
5.00%, 7/27/2027 (a)		290,000	276,008
Eastern and Southern African Trade and Development Bank, Reg. S, 5.38%, 3/14/2022		215,000	213,099
European Bank for Reconstruction & Development 10.00%, 11/16/2018	IDR	6,440,000,000	448,454
7.38%, 4/15/2019		12,990,000,000	897,788
Inter-American Development Bank 7.35%, 9/12/2018		510,000,000	35,390
7.00%, 2/4/2019		1,000,000,000	68,693
9.50%, 4/15/2019		2,550,000,000	178,518
7.88%, 3/14/2023		3,430,000,000	241,838
International Bank for Reconstruction & Development 3.50%, 1/22/2021	NZD	488,000	338,981

Supranational (continued)

	Principal Amount		Value

International Bank for Reconstruction & Development (continued)
3.00%, 10/19/2026	AUD	461,000	$339,942
International Finance Corp. 5.85%, 11/25/2022	INR	44,000,000	615,008

Total Supranational (cost $4,310,793)			4,053,013

U.S. Treasury Obligations 10.8%
U.S. Treasury Bonds 3.00%, 2/15/2048 (e)		$5,590,000	5,608,779
3.13%, 5/15/2048		1,650,000	1,695,826
U.S. Treasury Inflation Linked Notes, 0.38%, 1/15/2027 (j)		500,000	503,872
U.S. Treasury Notes 2.50%, 5/31/2020 (e)		2,025,000	2,024,051
2.75%, 5/31/2023		6,740,000	6,748,425
2.88%, 5/31/2025		5,075,000	5,094,428
2.25%, 11/15/2027		4,310,000	4,097,025
2.75%, 2/15/2028		3,775,000	3,742,706
2.88%, 5/15/2028		3,435,000	3,441,843

Total U.S. Treasury Obligations (cost $32,836,906)			32,956,955

Common Stocks 0.4%

	Shares

Diversified Telecommunication Services 0.0%†
Avanti Communications Group plc*		1,560,186	109,212

IT Services 0.1%
iPayment Holdings, Inc.* (k)		265,038	106,015
iPayment, Inc.* (k)		1,697	169,700

			275,715

Oil, Gas & Consumable Fuels 0.2%
Chaparral Energy, Inc., Class A*		12,224	231,034
Chaparral Energy, Inc., Class B*		2,956	52,025
Frontera Energy Corp.*		10,324	149,956
Templar Energy LLC* (d)(k)		6,672	5,338

			438,353

Paper & Forest Products 0.0%†
Catalyst Paper Corp.* (k)(l)		344,368	14,291

Software 0.1%
Avaya Holdings Corp.*		10,834	217,547

Wireless Telecommunication Services 0.0%†
NII Holdings, Inc.* (e)		20,137	78,535

Total Common Stocks (cost $1,561,975)			1,133,653

20

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Preferred Stock 0.0%†

	Shares	Value

Oil, Gas & Consumable Fuels 0.0%†
Templar Energy LLC, 0.00%,* (d)(k)(m)	4,172	$27,118

Total Preferred Stock (cost $41,720)		27,118

Short-Term Investments 4.3%
Money Market Fund 1.2%
Fidelity Investments Money Market Prime Money Market Portfolio — Institutional Class, 2.07% (n)	3,853,871	3,855,413

U.S. Treasury Obligation 3.1%

	Principal Amount

U.S. Treasury Bills, 1.79%, 7/12/2018 (e)	$9,430,000	9,425,609

Total Short-Term Investments (cost $13,280,254)		13,281,022

Repurchase Agreements 3.0%
ML Pierce Fenner & Smith, Inc. 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $5,255,638, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $5,359,803. (o)(p)	5,254,709	5,254,709
NatWest Markets Securities, Inc. 1.90%, dated 6/27/2018, due 7/3/2018, repurchase price $1,000,317, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.63%, maturing 3/31/2020 - 8/15/2043; total market value $1,020,018. (o)(p)	1,000,000	1,000,000
Nomura Securities International, Inc. 2.10%, dated 6/29/2018, due 7/2/2018, repurchase price $1,000,175, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 8.00%, maturing 7/31/2018 - 8/15/2047; total market value $1,020,000. (o)(p)	1,000,000	1,000,000

Repurchase Agreements (continued)

	Principal Amount	Value

Pershing LLC 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $2,000,344, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 11.50%, maturing 7/25/2019 - 4/20/2068; total market value $2,040,000. (o)(p)	$2,000,000	$2,000,000

Total Repurchase Agreements (cost $9,254,709)		9,254,709

Total Investments (cost $325,755,337) — 103.8%		318,023,017

Liabilities in excess of other assets — (3.8)%		(11,611,342)

NET ASSETS — 100.0%		$306,411,675

*	Denotes a non-income producing security.

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at June 30, 2018 was $95,538,085 which represents 31.18% of net assets.

(b)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of June 30, 2018.

(c)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at June 30, 2018.

(d)	Value determined using significant unobservable inputs.

(e)

The security or a portion of this security is on loan at June 30, 2018. The total value of securities on loan at June 30, 2018 was $30,560,906, which was collateralized by cash used to purchase repurchase agreements with a total value of $9,254,709 and by $22,365,744 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.75%, and maturity dates ranging from 7/26/2018 - 5/15/2048 a total value of $31,620,453.

(f)	Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on June 30, 2018. The maturity date reflects the next call date.

(g)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of June 30, 2018.

21

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

(h)	PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer. The rate disclosed is the PIK rate.

(i)	Security in default.

(j)	Principal amounts are not adjusted for inflation.

(k)	Fair valued security.

(l)	Illiquid security as deemed by the procedures approved by the Board of Trustees (unaudited).

(m)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of June 30, 2018.

(n)	Represents 7-day effective yield as of June 30, 2018.

(o)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2018 was $9,254,709.

(p)	Please refer to Note 2(g) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

ACES	Alternative Credit Enhancement Services

FDIC	Federal Deposit Insurance Corp.

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

ICE	Intercontinental Exchange

IO	Interest only

LIBOR	London Interbank Offered Rate

MTN	Medium Term Note

RB	Revenue Bond

Reg. S	Regulation S - Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

TBA	To Be Announced; Security is subject to delayed delivery

Currency:

ARS	Argentina Peso

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar
CLP	Chilean Peso

COP	Colombian Peso

EUR	Euro

GBP	British Pound

HUF	Hungarian Forint

IDR	Indonesian Rupiah

INR	Indian Rupee

MXN	Mexican Peso

MYR	Malaysia Ringgit

NZD	New Zealand Dollar

PEN	Peru Nuevo Sol

PLN	Poland New Zloty

RON	Romanian Leu

RUB	Russia Ruble

SEK	Swedish Krona

TRY	Turkish Lira

USD	United States Dollar

ZAR	South Africa Rand

22

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Forward foreign currency contracts outstanding as of June 30, 2018
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	166,350	BRL	641,411	JPMorgan Chase Bank**	7/3/2018	856
USD	890,000	BRL	3,354,050	Standard Chartered Bank**	7/3/2018	24,606
GBP	126,820	USD	166,919	Bank of America NA	7/31/2018	671
HUF	127,006,028	USD	449,913	JPMorgan Chase Bank	7/31/2018	1,272
MXN	39,847,067	USD	1,969,137	JPMorgan Chase Bank	7/31/2018	28,196
PLN	4,407,084	USD	1,173,829	JPMorgan Chase Bank	7/31/2018	3,208
TRY	3,705,330	USD	791,431	TD Bank	7/31/2018	6,030
USD	880,000	MXN	17,486,832	Standard Chartered Bank	7/31/2018	3,473
ZAR	5,789,265	USD	415,001	TD Bank	7/31/2018	5,490

Total unrealized appreciation						73,802

BRL	641,411	USD	172,780	JPMorgan Chase Bank**	7/3/2018	(7,287)
USD	584,800	BRL	2,280,135	Standard Chartered Bank**	7/3/2018	(3,508)
CLP	191,400,000	USD	300,000	Bank of America NA**	7/25/2018	(7,046)
JPY	576,234,111	USD	5,239,988	TD Bank	7/31/2018	(25,344)
NZD	87,983	USD	59,810	Barclays Bank plc	7/31/2018	(217)
USD	701,672	AUD	953,328	JPMorgan Chase Bank	7/31/2018	(3,907)
USD	1,823,209	CAD	2,425,710	TD Bank	7/31/2018	(22,856)
USD	5,082,735	EUR	4,376,801	TD Bank	7/31/2018	(39,180)
USD	63,799	TRY	299,159	JPMorgan Chase Bank	7/31/2018	(538)
USD	465,951	ZAR	6,485,340	Barclays Bank plc	7/31/2018	(5,097)

Total unrealized depreciation						(114,980)

Net unrealized depreciation						(41,178)

**	Non-deliverable forward.

Currency:

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CLP	Chilean Peso

EUR	Euro

GBP	British Pound

HUF	Hungarian Forint

JPY	Japanese Yen

MXN	Mexican Peso

NZD	New Zealand Dollar

PLN	Poland New Zloty

TRY	Turkish Lira

USD	United States Dollar

ZAR	South Africa Rand

The accompanying notes are an integral part of these financial statements.

23

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT Multi Sector Bond Fund
Assets:
Investment securities, at value* (cost $316,500,628)	$308,768,308
Repurchase agreements, at value (cost $9,254,709)	9,254,709
Cash	7,064,460
Foreign currencies, at value (cost $444,686)	444,650
Interest and dividends receivable	3,139,746
Security lending income receivable	7,876
Receivable for investments sold	3,232,901
Receivable for capital shares issued	37,197
Reclaims receivable	3,037
Restricted cash, collateral for forward foreign currency contracts	80,030
Unrealized appreciation on forward foreign currency contracts (Note 2)	73,802
Receivable for capital gain country tax	801
Prepaid expenses	1,710

Total Assets	332,109,227

Liabilities:
Payable for investments purchased	15,734,995
Payable for capital shares redeemed	153,540
Unrealized depreciation on forward foreign currency contracts (Note 2)	114,980
Payable upon return of securities loaned (Note 2)	9,254,709
Accrued expenses and other payables:
Investment advisory fees	142,956
Fund administration fees	17,062
Administrative servicing fees	37,754
Accounting and transfer agent fees	6,044
Trustee fees	137
Due to broker	80,000
Due to custodian	114,328
Custodian fees	737
Compliance program costs (Note 3)	286
Professional fees	25,410
Printing fees	11,377
Other	3,237

Total Liabilities	25,697,552

Net Assets	$306,411,675

Represented by:
Capital	$309,989,722
Accumulated undistributed net investment income	10,138,469
Accumulated net realized losses from investment securities forward foreign currency contracts and foreign currency transactions	(5,911,320)
Net unrealized appreciation/(depreciation) in investment securities	(7,732,320)
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(41,178)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(31,698)

Net Assets	$306,411,675

*	Includes value of securities on loan of $30,560,906 (Note 2).

24

Statement of Assets and Liabilities (Continued)

June 30, 2018 (Unaudited)

NVIT Multi Sector Bond Fund
Net Assets:
Class I Shares	$306,411,675

Total	$306,411,675

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	33,860,942

Total	33,860,942

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.05

The accompanying notes are an integral part of these financial statements.

25

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT Multi Sector Bond Fund
INVESTMENT INCOME:
Interest income	$6,818,097
Dividend income	75,375
Income from securities lending (Note 2)	55,321
Foreign tax withholding	(14,630)

Total Income	6,934,163

EXPENSES:
Investment advisory fees	883,946
Fund administration fees	72,863
Administrative servicing fees Class I Shares	234,315
Professional fees	30,887
Printing fees	13,227
Trustee fees	4,862
Custodian fees	5,686
Accounting and transfer agent fees	16,230
Compliance program costs (Note 3)	615
Other	6,427

Total Expenses	1,269,058

NET INVESTMENT INCOME	5,665,105

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities†	(2,514,426)
Settlement of forward foreign currency contracts (Note 2)	92,010
Foreign currency transactions (Note 2)	176,526

Net realized losses	(2,245,890)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(10,363,834)
Forward foreign currency contracts (Note 2)	(99,807)
Translation of assets and liabilities denominated in foreign currencies	(34,718)

Net change in unrealized appreciation/depreciation	(10,498,359)

Net realized/unrealized losses	(12,744,249)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,079,144)

†	Net of capital gain country taxes of $49.

The accompanying notes are an integral part of these financial statements.

26

Statements of Changes in Net Assets

	NVIT Multi Sector Bond Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$5,665,105	$10,605,099
Net realized gains (losses)	(2,245,890)	4,128,331
Net change in unrealized appreciation/depreciation	(10,498,359)	3,768,414

Change in net assets resulting from operations	(7,079,144)	18,501,844

Distributions to Shareholders From:
Net investment income:
Class I	–	(14,620,629)
Class Y (a)	–	–

Change in net assets from shareholder distributions	–	(14,620,629)

Change in net assets from capital transactions	(1,229,747)	24,796,275

Change in net assets	(8,308,891)	28,677,490

Net Assets:
Beginning of period	314,720,566	286,043,076

End of period	$306,411,675	$314,720,566

Accumulated undistributed net investment income at end of period	$10,138,469	$4,473,364

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$24,500,306	$40,849,531
Dividends reinvested	–	14,620,629
Cost of shares redeemed	(25,730,053)	(30,315,297)

Total Class I Shares	(1,229,747)	25,154,863

Class Y Shares (a)
Proceeds from shares issued	–	11,168
Dividends reinvested	–	–
Cost of shares redeemed	–	(369,756)

Total Class Y Shares	–	(358,588)

Change in net assets from capital transactions	$(1,229,747)	$24,796,275

SHARE TRANSACTIONS:
Class I Shares
Issued	2,661,697	4,370,282
Reinvested	–	1,564,677
Redeemed	(2,801,199)	(3,227,310)

Total Class I Shares	(139,502)	2,707,649

Class Y Shares (a)
Issued	–	1,218
Reinvested	–	–
Redeemed	–	(39,733)

Total Class Y Shares	–	(38,515)

Total change in shares	(139,502)	2,669,134

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective April 10, 2017 all shares of Class Y were redeemed and Class Y shares are no longer offered.

The accompanying notes are an integral part of these financial statements.

27

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi Sector Bond Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)
Class I Shares
Six Months Ended June 30, 2018 (Unaudited)	$9.26	0.16	(0.37)	(0.21)	—	—	$9.05	(2.27%	)	$306,411,675	0.81%	3.63%	0.81%	122.73%
Year Ended December 31, 2017	$9.13	0.33	0.25	0.58	(0.45)	(0.45)	$9.26	6.33%		$314,720,563	0.82%	3.47%	0.82%	218.04%
Year Ended December 31, 2016	$8.68	0.36	0.39	0.75	(0.30)	(0.30)	$9.13	8.65%		$285,691,722	0.88%	3.90%	0.88%	333.79%
Year Ended December 31, 2015	$9.12	0.34	(0.60)	(0.26)	(0.18)	(0.18)	$8.68	(2.89%	)	$268,928,575	0.89%	3.75%	0.89%	390.73%
Year Ended December 31, 2014	$9.07	0.32	0.02	0.34	(0.29)	(0.29)	$9.12	3.77	(g)	$286,558,897	0.91%	3.46%	0.91%	395.27%
Year Ended December 31, 2013	$9.49	0.34	(0.44)	(0.10)	(0.32)	(0.32)	$9.07	(1.02%	) (g)	$259,538,834	0.93%	3.61%	0.94%	389.22%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expense ratios include expenses reimbursed to the Advisor.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

28

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi Sector Bond Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC hold shares of the Fund.

The Fund currently offers Class I shares.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

29

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Equity securities and shares of registered open-end management investment companies valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Municipal securities are valued as determined by an independent pricing service. The independent pricing service utilizes internal models and uses observable inputs such as: (i) yields or prices of municipal securities of comparable quality, coupon, maturity and type; (ii) indications as to values from dealers; and (iii) general market conditions. Municipal securities are generally categorized as Level 2 investments within the hierarchy.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

30

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise; they are classified as Level 3 investments within the hierarchy.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees. The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$12,508,408	$—	$12,508,408
Collateralized Mortgage Obligations	—	9,798,818	245,887	10,044,705
Commercial Mortgage-Backed Securities	—	11,511,029	—	11,511,029
Common Stocks
Diversified Telecommunication Services	—	109,212	—	109,212
IT Services	—	275,715	—	275,715
Oil, Gas & Consumable Fuels	433,015	—	5,338	438,353
Paper & Forest Products	—	14,291	—	14,291
Software	217,547	—	—	217,547
Wireless Telecommunication Services	78,535	—	—	78,535
Total Common Stocks	$729,097	$399,218	$5,338	$1,133,653

31

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Corporate Bonds
Aerospace & Defense	$—	$1,290,899	$—	$1,290,899
Airlines	—	669,925	—	669,925
Auto Components	—	1,267,625	—	1,267,625
Automobiles	—	1,774,186	—	1,774,186
Automotive	—	384,375	—	384,375
Banks	—	9,438,021	—	9,438,021
Beverages	—	1,790,144	—	1,790,144
Biotechnology	—	1,501,930	—	1,501,930
Building Products	—	1,290,643	—	1,290,643
Capital Markets	—	6,204,728	—	6,204,728
Chemicals	—	3,238,233	—	3,238,233
Commercial Services & Supplies	—	2,924,706	—	2,924,706
Communications Equipment	—	1,265,375	—	1,265,375
Construction & Engineering	—	777,995	—	777,995
Construction Materials	—	315,787	—	315,787
Consumer Finance	—	1,911,920	—	1,911,920
Containers & Packaging	—	1,244,811	—	1,244,811
Diversified Consumer Services	—	958,375	—	958,375
Diversified Financial Services	—	658,006	—	658,006
Diversified Telecommunication Services	—	4,901,061	—	4,901,061
Electric Utilities	—	2,728,168	—	2,728,168
Energy Equipment & Services	—	2,356,687	—	2,356,687
Equity Real Estate Investment Trusts (REITs)	—	2,145,192	—	2,145,192
Food Products	—	5,448,343	—	5,448,343
Gaming	—	176,750	—	176,750
Health Care Equipment & Supplies	—	1,070,316	—	1,070,316
Health Care Providers & Services	—	6,752,605	—	6,752,605
Health Insurance	—	354,595	—	354,595
Hotels, Restaurants & Leisure	—	4,795,852	—	4,795,852
Household Durables	—	2,251,640	—	2,251,640
Household Products	—	399,937	—	399,937
Independent Energy	—	642,587	—	642,587
Independent Power and Renewable Electricity Producers	—	1,228,532	—	1,228,532
Insurance	—	3,078,952	—	3,078,952
Internet & Direct Marketing Retail	—	285,822	—	285,822
Internet Software & Services	—	402,500	—	402,500
Machinery	—	599,750	—	599,750
Marine	—	181,760	—	181,760
Media	—	8,967,237	—	8,967,237
Metals & Mining	—	4,409,424	—	4,409,424
Midstream	—	327,438	—	327,438
Multiline Retail	—	335,179	—	335,179
Multi-Utilities	—	142,800	—	142,800
Oil, Gas & Consumable Fuels	—	14,209,166	—	14,209,166
Paper & Forest Products	—	411,857	—	411,857
Pharmaceuticals	—	2,984,864	—	2,984,864
Professional Services	—	915,440	—	915,440
Real Estate Management & Development	—	306,000	—	306,000

32

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Corporate Bonds (continued)
Road & Rail	$—	$1,483,734	$—	$1,483,734
Semiconductors & Semiconductor Equipment	—	1,870,471	—	1,870,471
Specialty Retail	—	1,036,752	—	1,036,752
Technology Hardware, Storage & Peripherals	—	1,049,464	—	1,049,464
Thrifts & Mortgage Finance	—	479,596	—	479,596
Tobacco	—	2,870,677	—	2,870,677
Trading Companies & Distributors	—	633,570	—	633,570
Transportation Infrastructure	—	176,682	—	176,682
Wireless Telecommunication Services	—	6,268,083	—	6,268,083
Total Corporate Bonds	$—	$127,587,167	$—	$127,587,167
Foreign Government Securities	—	46,390,188	—	46,390,188
Forward Foreign Currency Contracts	—	73,802	—	73,802
Loan Participations	—	11,948,812	—	11,948,812
Mortgage-Backed Securities	—	35,942,227	—	35,942,227
Municipal Bonds	—	1,384,011	—	1,384,011
Preferred Stock	—	—	27,118	27,118
Repurchase Agreements	—	9,254,709	—	9,254,709
Short-Term Investments			—
Money Market Fund	3,855,413	—	—	3,855,413
U.S. Treasury Obligation	—	9,425,609	—	9,425,609
Total Short-Term Investments	$3,855,413	$9,425,609	$—	$13,281,022
Supranational	—	4,053,013	—	4,053,013
U.S. Treasury Obligations	—	32,956,955	—	32,956,955
Total Assets	$4,584,510	$313,233,966	$278,343	$318,096,819
Liabilities:
Forward Foreign Currency Contracts	$—	$(114,980)	$—	$(114,980)
Total Liabilities	$—	$(114,980)	$—	$(114,980)
Total	$4,584,510	$313,118,986	$278,343	$317,981,839

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

33

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

During the six months ended June 30, 2018, the Fund held one Corporate Bond investment that was categorized as a Level 3 investment which was valued at $0. The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Collateralized Mortgage Obligations	Common Stocks	Corporate Bonds	Preferred Stocks	Total
Balance as of 12/31/2017	$2,454	$88,291	$—	$38,591	$129,336
Accrued Accretion/(Amortization)	—	—	—	—	—
Realized Gain (Loss)	2,975	—	—	—	2,975
Change in Unrealized Appreciation/Depreciation	(3,232)	(12,009)	(1)	(11,473)	(26,715)
Purchases	—	—	—	—	—
Sales	(206,160)	—	—	—	(206,160)
Transfers Into Level 3	449,850	—	1	—	449,851
Transfers Out of Level 3	—	(70,944)	—	—	(70,944)
Balance as of 6/30/2018	$245,887	$5,338	$—	$27,118	$278,343
Change in Unrealized Appreciation/Depreciation for Investments Still Held as of 6/30/2018*	$778	$(12,009)	$(1)	$(11,473)	$(22,705)

Amounts designated as “—” are zero or have been rounded to zero.

*	Included in the Statement of Operations under “Net change in unrealized appreciation/depreciation in the value of investment securities.”

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

34

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency, and to express outright views on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract. The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from settlement of forward foreign currency contracts” and “Net change in unrealized appreciation/depreciation in the value of forward foreign currency contracts”.

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2018

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation from forward foreign currency contracts	$73,802
Total		$73,802
Liabilities:
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation from forward foreign currency contracts	$(114,980)
Total		$(114,980)

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2018

Realized Gains (Losses):	Total
Forward Foreign Currency Contracts
Currency risk	$92,010
Total	$92,010

35

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2018

Unrealized Appreciation/Depreciation:	Total
Forward Foreign Currency Contracts
Currency risk	$(99,807)
Total	$(99,807)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the six months ended June 30, 2018:

Forward Foreign Currency Contracts:
Average Settlement Value Purchased	$11,291,181
Average Settlement Value Sold	$8,450,832

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

36

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The following tables set forth the Fund’s net exposure by counterparty for forward foreign currency contracts that are subject to enforceable master netting arrangements or similar agreements as of June 30, 2018:

Offsetting of Financial Assets, Derivative Assets and Collateral Received by Counterparty:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Derivative Assets	Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Bank of America NA	Forward Foreign Currency Contracts	$671	$(671)	$—	$—
JPMorgan Chase Bank	Forward Foreign Currency Contracts	33,532	(11,732)	—	21,800
Standard Chartered Bank	Forward Foreign Currency Contracts	28,079	(3,508)	—	24,571
TD Bank	Forward Foreign Currency Contracts	11,520	(11,520)	—	—
Total		$73,802	$(27,431)	$—	$46,371

Amounts designated as “—” are zero.

Offsetting of Financial Liabilities, Derivative Liabilities and Collateral Received by Counterparty:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Derivative Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Bank of America NA	Forward Foreign Currency Contracts	$(7,046)	$671	$—	$(6,375)
Barclays Bank plc	Forward Foreign Currency Contracts	(5,314)	—	—	(5,314)
JPMorgan Chase Bank	Forward Foreign Currency Contracts	(11,732)	11,732	—	—
Standard Chartered Bank	Forward Foreign Currency Contracts	(3,508)	3,508	—	—
TD Bank	Forward Foreign Currency Contracts	(87,380)	11,520	—	(75,860)
Total		$(114,980)	$27,431	$—	$(87,549)

Amounts designated as “—” are zero.

37

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

(e)	TBA

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions. TBAs involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to the settlement date. TBAs are valued at the bid evaluation price as provided by an independent pricing service approved by the Board.

(f)	Securities Lending

During the six months ended June 30, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2018, were $9,254,709, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

38

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(g)	Joint Repurchase Agreements

During the six months ended June 30, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest.

In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2018, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc., 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,833, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $357,000,000.

NatWest Markets Securities, Inc., 1.90%, dated 6/27/2018, due 7/3/2018, repurchase price $225,071,250, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.63%, maturing 3/31/2020 - 8/15/2043; total market value $229,504,042.

Nomura Securities International, Inc., 2.10%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,250, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 8.00%, maturing 7/31/2018 - 8/15/2047; total market value $357,000,008.

Pershing LLC, 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $450,077,250, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 11.50%, maturing 7/25/2019 - 4/20/2068; total market value $459,000,001.

39

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

At June 30, 2018, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$5,254,709	$—	$5,254,709	$(5,254,709)	$—
NatWest Markets Securities, Inc.	1,000,000	—	1,000,000	(1,000,000)	—
Nomura Securities International, Inc.	1,000,000	—	1,000,000	(1,000,000)	—
Pershing LLC	2,000,000	—	2,000,000	(2,000,000)	$—
Total	$9,254,709	$—	$9,254,709	$(9,254,709)	$—

Amounts designated as “—” are zero.

*

At June 30, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Dividend income is recorded on the ex-dividend date, and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

40

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

(i)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(j)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(k)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Logan Circle Partners, LP (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

41

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.575%
$200 million up to $500 million	0.550%
$500 million and more	0.525%

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate was 0.57%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.78% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net

42

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $72,863 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $615.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.15% for Class I shares, for a total amount of $234,315.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018.

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Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $375,187,887 and sales of $368,642,687 (excluding short-term securities). These figures include purchases and sales of long-term U.S. Government securities, if any.

For the six months ended June 30, 2018, the Fund had purchases of $149,201,665 and sales of $148,897,635 of U.S. Government securities (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Bank Loans

The bank loans in which the Fund invests are subject to the risks that generally apply to fixed-income securities, such as interest rate risk, credit risk, liquidity risk, as well as, where applicable, foreign securities risk, emerging markets risk, and lower quality or high-yield risk. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. Collateral may include security interests in receivables, goods, commodities, or real property. For trade finance loan transactions, the collateral itself may be the source of proceeds to repay the loan (i.e., the borrower’s ability to repay the loan will be dependent on the borrower’s ability to sell, and the purchaser’s ability to buy, the goods or commodities that are collateral for the loan). Interests in loan instruments may be tranched or tiered with respect to collateral rights. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a bank loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Unsecured loans expose the lenders, and thus the Fund, to increased credit risk.

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future

44

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with Variable Rate Securities

Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal National Mortgage Association Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie Macs”), but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies

45

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Stripped Mortgage Securities — Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

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Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Risks Associated with Credit and Emerging Markets

Investments in emerging market instruments are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher-rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less-liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging market investments.

Other

The Trust, along with certain funds in NMF, invests through an omnibus account at the Funds’ custodian, JPMorgan, any un-invested cash on a daily basis in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class are neither guaranteed nor insured, and shares of Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

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Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

9.  Federal Tax Information

As of June 30, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$326,305,881	$2,096,986	$(10,421,028)	$(8,324,042)

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under ”Line of Credit and Interfund Lending”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

48

Supplemental Information

June 30, 2018 (Unaudited)

American Century NVIT Multi Cap Value Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT Dynamic U.S. Growth Fund

(formerly, NVIT Large Cap Growth Fund)

NVIT Managed American Funds Growth-Income Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Multi Sector Bond Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The

Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Broadridge containing only sub-advised funds and multi-manager funds;

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

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Supplemental Information (Continued)

June 30, 2018 (Unaudited)

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the

Broadridge peer group provided an appropriate comparison and for Funds with multiple Sub-Advisers.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s assessment the financial condition and stability of the Sub-Advisers; and

●	Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where

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Supplemental Information (Continued)

June 30, 2018 (Unaudited)

applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Funds without identified performance or expense challenges

Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Nationwide Fund, and NVIT Short Term Bond Fund.

Performance

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. They also considered that each of the Funds had achieved relative performance at the 50th comparative percentile or higher (except in the case of NVIT Core Plus Bond Fund and NVIT Short Term Bond Fund, which had achieved performance in the 51st and 53rd comparative percentiles, respectively) for the three-year period ended August 31, 2017. The Trustees determined on the basis of all of the information presented to them that each of the Funds had achieved a level of performance consistent with continuation of the Fund’s advisory agreement.

Actual Advisory Fee and Total Expense Ratio

The Trustees considered information concerning the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of the Funds. They considered, among other things, any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year, comparative information regarding the fees and expenses of peer funds, and the comparative quintile ranking of each Fund’s fees and expenses against its Broadridge expense group (where each Fund’s total expense ratio and actual advisory fee were above the median of the Fund’s peer group except in the case of the actual advisory fee for Neuberger Berman NVIT Socially Responsible Fund where the Fund’s actual advisory fee ranked in the 53 comparative percentile). After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Funds with expense challenges but without identified performance challenges

BlackRock NVIT Equity Dividend Fund, BlackRock NVIT Managed Global Allocation Fund, Federated NVIT High Income Bond Fund, NVIT Government Money Market Fund, NVIT Multi Sector Bond Fund, and Templeton NVIT International Value Fund.

Performance

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. They also considered that each of the Funds had achieved relative performance at the 50th comparative percentile or higher (except in the case of Templeton NVIT International Value Fund, which had achieved performance in the 52nd comparative percentile) for the three-year period ended August 31, 2017 (or the two-year period ended August 31, 2017 with respect to BlackRock NVIT Managed Global Allocation Fund, which commenced operations in July 2015). The Trustees determined on the basis of all of the information presented to them that each of the Funds had achieved a level of performance consistent with continuation of the Fund’s advisory agreement.

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Supplemental Information (Continued)

June 30, 2018 (Unaudited)

Actual Advisory Fee and Total Expense Ratio

The Trustees considered that each of the Funds had an actual advisory fee or total expense ratio, or both, that ranked at a level (typically below the third comparative quintile) that justified more detailed review. The Trustees considered the following factors, among others.

The Trustees noted that the actual advisory fee rate of Federated NVIT High Income Bond Fund, NVIT Government Money Market Fund, NVIT Multi Sector Bond Fund and Templeton NVIT International Value Fund did not rank within the top three quintiles of the Fund’s Broadridge expense group. The Trustees considered, however, that the total expense ratio (including 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) for each of these Funds, except for NVIT Government Money Market Fund, ranked within the top three quintiles of the Fund’s Broadridge expense group.

Federated NVIT High Income Bond Fund. The Trustees noted that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the first comparative quintile, and that, although the Fund’s actual advisory fee was above the median of its peer group, at the 71st comparative percentile, it was within the range of its peers.

NVIT Government Money Market Fund. The Trustees noted that the Fund’s actual advisory fee and total expense ratio were relatively high compared to the Broadridge expense group. The Trustees considered that the Adviser had implemented a ten-basis point advisory fee reduction in connection with the Fund’s transition to a government money market fund effective March 9, 2017. The Trustees considered the Adviser’s statements that, due to extraordinary fee waivers and expense limitations during the recent period of historically low short-term interest rates, the comparability of advisory fees and total expense ratios presented for peer funds in the Broadridge expense group was limited. In light of developments in the market for comparable funds the Trustees determined to continue to monitor the fees paid by the Fund to determine whether further fee changes might be appropriate.

NVIT Multi Sector Bond Fund. The Trustees noted the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked first among the Fund’s peers. The Trustees considered the Adviser’s statements that the Fund’s expense peer group is comprised of general bond funds, and that, when the Fund’s expenses are compared against a list of peer funds that include only multi-sector bond funds, the Fund’s actual advisory fee compares substantially more favorably. The Trustees also considered the Adviser’s statement that it had reduced its advisory fee in 2017 by 5 basis points, and that it lowered the Fund’s expense cap by 2 basis points in 2016.

Templeton NVIT International Value Fund. The Trustees noted the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the second comparative quintile. The Trustees also considered the Adviser’s statement that the Fund’s actual advisory fee was at approximately the 60th comparative percentile, within the range of peer funds.

BlackRock NVIT Equity Dividend Fund. The Trustees noted that the Fund’s actual advisory fee was below the peer group median. The Trustees also noted that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) was ranked within the fifth quintile of its Broadridge expense group but considered the Adviser’s statement, that, effective January 2017, in connection with the appointment of the Fund’s current sub-adviser, the Adviser had implemented an expense limitation agreement for the Fund that lowered the Fund’s total expense ratio, and that that expense reduction was effective for only a

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Supplemental Information (Continued)

June 30, 2018 (Unaudited)

part of the year over which the Fund’s expenses were measured.

BlackRock NVIT Managed Global Allocation Fund. The Trustees noted that the Fund’s actual advisory fee ranked within the second quintile of the Fund’s Broadridge expense group. They also considered that, although the Fund’s total expense ratio was above the median of the Fund’s peers, it exceeded the 60th comparative percentile by only 1.6 basis points; and that a number of the Fund’s peers are quite large relative to the Fund and likely enjoy substantial economies of scale not currently available to the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Funds with performance challenges but without identified expense challenges

American Century NVIT Multi Cap Value Fund, NVIT Emerging Markets Fund, NVIT International Equity Fund, NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund), and NVIT Real Estate Fund.

Actual Advisory Fee and Total Expense Ratio

The Trustees considered information concerning the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of these Funds. They considered, among other things, any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year, comparative information regarding the fees and expenses of peer funds, and the comparative quintile ranking of each Fund’s fees and expenses against its Broadridge expense group. The Trustees considered that the total expense ratio (including 12b-1 and non-12b-1 service fees) of each Fund ranked in the first comparative quintile of its peer group, and that the actual advisory fees of each Fund ranked in the 60th comparative percentile or better in comparison to its peers. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Performance

The Trustees identified each of these Funds as having achieved a level of total return performance that warranted additional consideration, based on comparison with funds in their respective performance universes for the three-year period ended August 31, 2017. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as information provided during investment review meetings conducted by the Board with the Adviser’s and/or the Sub-Advisers’ portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance.

American Century NVIT Multi Cap Value Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of unfavorable overweights to out-of-favor or underperforming sectors and stock selection, and the Adviser’s statements that the Sub-Adviser’s high-quality investment style has been out-of-favor over the past 12-months during which the Fund’s underperformance was concentrated. The Trustees further considered the Adviser’s statements that it would further assess the Fund’s performance and the Sub-Adviser’s process in the coming year.

NVIT Emerging Markets Fund. The Trustees considered that, effective February 2016, two new Sub-Advisers replaced the Fund’s former Sub-Adviser, and observed that the Fund’s underperformance was attributable principally to the Fund’s prior Sub-Adviser.

53

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

The Trustees also considered that the Fund’s performance had improved from the third comparative quintile for the three-year period to the second comparative quintile for the one-year period.

NVIT International Equity Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance compared to its peers is substantially the result of what the Adviser considers an inappropriate assignment of the Fund to a peer group with a “growth” bias, rather than to a “core” peer group, which the Adviser considers more appropriate, and where the Fund’s performance would compare significantly more favorably. The Trustees also considered the Adviser’s statements that the Sub-Adviser’s investment process has been consistent since the portfolio management team began managing the Fund and that the Fund’s performance has improved since the replacement of its prior Sub-Adviser in 2013.

NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund). The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of unfavorable underweight positions and stock selection and the structural issues that present difficulties for active managers to deliver alpha within the large growth category. The Trustees also considered the Adviser’s statement that the Sub-Adviser’s quantitative model-driven strategy may be contributing to the Fund’s underperformance, and that the Adviser intends to maintain heightened monitoring of the Fund’s performance going forward.

NVIT Real Estate Fund. The Trustees considered that, effective September 2017, a new Sub-Adviser replaced the former Sub-Adviser, and observed that the Fund’s underperformance was attributable to the Fund’s prior Sub-Adviser.

Funds with performance and expense challenges

NVIT Government Bond Fund and NVIT Managed American Funds Growth-Income Fund.

The Trustees identified each of these Funds as having achieved a level of total return performance that warranted additional consideration, based on comparison with funds in their respective performance universes for the three-year period ended August 31, 2017. In addition, the Trustees considered that each of the Funds had an actual advisory fee or total expense ratio that ranked at a level (typically below the third comparative quintile) that justified more detailed review.

NVIT Government Bond Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance was the result, in part, of the longer-term oriented positioning of the Fund’s portfolio and certain portfolio overweights. The Trustee’s considered the Adviser’s statements that the environment during the period under review was unfavorable for the longer-term oriented positioning of the portfolio, but that the Fund’s portfolio is structured well for the possibility of gradually rising interest rates and continuing economic growth.

As to the Fund’s expenses, the Trustees considered that the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) ranked in the second comparative quintile and that the Fund’s actual advisory fee was one basis point higher than the 60th comparative percentile.

NVIT Managed American Funds Growth-Income Fund. The Trustees considered that the Fund is designed to be offered as an investment option under variable insurance products, and that the Fund’s investment strategy calls for the Adviser to apply an overlay strategy intended to reduce volatility of the Fund under various market conditions. The Trustees considered the Adviser’s statement that, due to the levels

54

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

of short-term volatility in the equity markets at various times during the performance measuring period, the use of the overlay had detracted from the Fund’s performance due to its causing the Fund to underweight equities. The Trustees also noted the Adviser’s statement that market conditions in the one-year period were more amenable to the Fund’s overlay strategy, and the Fund achieved performance in the 28th comparative percentile.

As to the Fund’s expenses, the Trustees noted the Adviser’s actual advisory fee was the lowest of the funds in the Fund’s peer group, although the Fund’s total expense ratio (including 12b-1 / non 12b-1 service fees) was the highest in the group. The Trustees considered the Adviser’s statement that the Fund’s peer group is small and narrowly focused and not representative of funds with investment strategies similar to those of the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that: (i) the Adviser’s explanation regarding these Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period; and (ii) each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

-        -        -

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund, is subject to contractual advisory fee breakpoints. The Trustees considered that the Adviser had agreed to implement a contractual advisory fee breakpoint for NVIT Managed American Funds Growth-Income Fund and NVIT Managed American Funds Asset Allocation Fund effective April 30, 2018. With respect to Blackrock NVIT Managed Global Allocation Fund, the Trustees determined to continue to monitor the fees paid by the Fund to determine whether breakpoints might become appropriate.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

55

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

56

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

57

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

58

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

59

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

60

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

61

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

62

Semiannual Report

June 30, 2018 (Unaudited)

NVIT International Index Fund

SAR-INTX 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT International Index Fund

Asset Allocation†

Common Stocks	98.3%
Repurchase Agreements	1.0%
Rights††	0.0%
Futures††	(0.0)%
Other assets in excess of liabilities	0.7%
100.0%

Top Industries†††

Banks	11.2%
Pharmaceuticals	7.2%
Oil, Gas & Consumable Fuels	5.9%
Insurance	5.2%
Chemicals	3.9%
Automobiles	3.4%
Metals & Mining	3.1%
Food Products	2.9%
Machinery	2.5%
Capital Markets	2.5%
Other Industries*	52.2%
100.0%

Top Holdings†††

Nestle SA (Registered)	1.7%
HSBC Holdings plc	1.3%
Novartis AG (Registered)	1.2%
Royal Dutch Shell plc	1.1%
Roche Holding AG	1.1%
BP plc	1.1%
Toyota Motor Corp.	1.0%
TOTAL SA	1.0%
Royal Dutch Shell plc	0.9%
British American Tobacco plc	0.8%
Other Holdings*	88.8%
100.0%
Top Countries†††

Japan	23.8%
United Kingdom	14.6%
France	10.5%
Germany	9.5%
Switzerland	8.4%
Australia	7.7%
Netherlands	4.8%
Hong Kong	3.3%
Spain	3.0%
Sweden	2.5%
Other Countries*	11.9%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2018.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	NVIT International Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT International Index Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)
Class I Shares	Actual	(b)	1,000.00	974.00	2.15	0.44
	Hypothetical	(b)(c)	1,000.00	1,022.61	2.21	0.44
Class II Shares	Actual	(b)	1,000.00	973.00	3.13	0.64
	Hypothetical	(b)(c)	1,000.00	1,021.62	3.21	0.64
Class VIII Shares	Actual	(b)	1,000.00	971.90	4.11	0.84
	Hypothetical	(b)(c)	1,000.00	1,020.63	4.21	0.84
Class Y Shares	Actual	(b)	1,000.00	975.00	1.42	0.29
	Hypothetical	(b)(c)	1,000.00	1,023.36	1.45	0.29

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT International Index Fund

Common Stocks 98.3%

	Shares	Value

AUSTRALIA 7.6%
Banks 2.0%
Australia & New Zealand Banking Group Ltd.	436,071	$9,153,187
Bank of Queensland Ltd.	61,328	462,053
Bendigo & Adelaide Bank Ltd. (a)	77,307	623,917
Commonwealth Bank of Australia	260,200	14,089,521
National Australia Bank Ltd.	405,081	8,245,570
Westpac Banking Corp.	509,050	11,092,473

		43,666,721

Beverages 0.1%
Coca-Cola Amatil Ltd.	70,734	481,324
Treasury Wine Estates Ltd.	107,874	1,393,175

		1,874,499

Biotechnology 0.4%
CSL Ltd.	67,141	9,598,590

Capital Markets 0.3%
ASX Ltd.	28,740	1,374,868
Macquarie Group Ltd.	48,002	4,411,886

		5,786,754

Chemicals 0.1%
Incitec Pivot Ltd.	250,602	675,919
Orica Ltd.	53,977	710,462

		1,386,381

Commercial Services & Supplies 0.1%
Brambles Ltd.	236,195	1,554,429

Construction & Engineering 0.0%†
CIMIC Group Ltd.	13,235	414,027

Construction Materials 0.0%†
Boral Ltd.	178,567	861,704

Containers & Packaging 0.1%
Amcor Ltd.	171,931	1,836,379

Diversified Financial Services 0.1%
AMP Ltd.	433,259	1,140,555
Challenger Ltd. (a)	90,432	795,097

		1,935,652

Diversified Telecommunication Services 0.1%
Telstra Corp. Ltd.	619,306	1,199,809
TPG Telecom Ltd. (a)	56,512	216,143

		1,415,952

Electric Utilities 0.0%†
AusNet Services	222,340	265,036

Equity Real Estate Investment Trusts (REITs) 0.4%
Dexus	152,229	1,097,676
Goodman Group	241,430	1,723,332
GPT Group (The)	281,376	1,057,342
Mirvac Group	558,681	899,638
Scentre Group	790,414	2,575,097
Stockland	361,407	1,065,156
Vicinity Centres	475,128	911,711

		9,329,952

Food & Staples Retailing 0.5%
Wesfarmers Ltd.	168,323	6,173,151
Woolworths Group Ltd.	193,696	4,387,594

		10,560,745

Common Stocks (continued)

	Shares	Value

AUSTRALIA (continued)
Gas Utilities 0.1%
APA Group	175,154	$1,276,016

Health Care Equipment & Supplies 0.1%
Cochlear Ltd.	8,634	1,283,695

Health Care Providers & Services 0.1%
Healthscope Ltd.	246,944	403,887
Ramsay Health Care Ltd.	21,153	846,454
Sonic Healthcare Ltd.	62,008	1,127,829

		2,378,170

Hotels, Restaurants & Leisure 0.2%
Aristocrat Leisure Ltd.	86,009	1,963,937
Crown Resorts Ltd.	58,491	585,776
Domino’s Pizza Enterprises Ltd.	9,192	355,016
Flight Centre Travel Group Ltd.	6,871	323,492
Tabcorp Holdings Ltd.	267,265	884,635

		4,112,856

Insurance 0.3%
Insurance Australia Group Ltd.	351,469	2,226,766
Medibank Pvt Ltd.	416,523	901,810
QBE Insurance Group Ltd.	202,958	1,467,467
Suncorp Group Ltd.	192,400	2,083,231

		6,679,274

IT Services 0.0%†
Computershare Ltd.	73,245	1,002,510

Media 0.0%†
REA Group Ltd.	8,346	562,842

Metals & Mining 1.8%
Alumina Ltd.	354,347	733,520
BHP Billiton Ltd.	476,789	11,947,165
BHP Billiton plc	313,546	7,016,582
BlueScope Steel Ltd.	82,983	1,057,769
Fortescue Metals Group Ltd.	238,170	772,628
Newcrest Mining Ltd.	113,931	1,846,808
Rio Tinto Ltd.	61,225	3,800,958
Rio Tinto plc	179,980	9,926,408
South32 Ltd.	770,328	2,074,622

		39,176,460

Multiline Retail 0.0%†
Harvey Norman Holdings Ltd. (a)	77,058	189,179

Multi-Utilities 0.1%
AGL Energy Ltd.	97,360	1,622,714

Oil, Gas & Consumable Fuels 0.4%
Caltex Australia Ltd.	37,905	915,467
Oil Search Ltd.	206,577	1,364,933
Origin Energy Ltd.*	260,968	1,946,523
Santos Ltd.*	278,318	1,297,293
Woodside Petroleum Ltd.	134,128	3,529,736

		9,053,952

Professional Services 0.0%†
SEEK Ltd.	50,652	821,237

Real Estate Management & Development 0.1%
LendLease Group	90,280	1,327,959

Road & Rail 0.0%†
Aurizon Holdings Ltd.	300,629	966,550

5

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

AUSTRALIA (continued)
Transportation Infrastructure 0.2%
Sydney Airport	167,475	$887,046
Transurban Group	329,823	2,929,049

		3,816,095

		164,756,330

AUSTRIA 0.2%
Banks 0.1%
Erste Group Bank AG*	44,664	1,861,946
Raiffeisen Bank International AG	21,628	662,505

		2,524,451

Machinery 0.0%†
ANDRITZ AG	11,845	628,542

Metals & Mining 0.0%†
voestalpine AG	16,277	748,861

Oil, Gas & Consumable Fuels 0.1%
OMV AG	21,863	1,238,547

		5,140,401

BELGIUM 1.1%
Banks 0.1%
KBC Group NV	37,240	2,870,633

Beverages 0.5%
Anheuser-Busch InBev SA/NV	113,116	11,411,033

Chemicals 0.2%
Solvay SA	11,002	1,385,010
Umicore SA	31,092	1,775,976

		3,160,986

Diversified Financial Services 0.1%
Groupe Bruxelles Lambert SA	11,977	1,262,068

Diversified Telecommunication Services 0.0%†
Proximus SADP	23,992	541,140

Food & Staples Retailing 0.0%†
Colruyt SA	8,754	499,235

Insurance 0.1%
Ageas	27,978	1,410,680

Media 0.0%†
Telenet Group Holding NV*	8,120	378,482

Pharmaceuticals 0.1%
UCB SA	18,769	1,471,319

		23,005,576

CHILE 0.0%†
Metals & Mining 0.0%†
Antofagasta plc	58,847	764,480

CHINA 0.2%
Auto Components 0.1%
Minth Group Ltd.	122,000	511,115

Banks 0.1%
BOC Hong Kong Holdings Ltd.	549,500	2,576,401

Machinery 0.0%†
Yangzijiang Shipbuilding Holdings Ltd.	378,600	250,434

		3,337,950

Common Stocks (continued)

	Shares	Value

COLOMBIA 0.0%†
Wireless Telecommunication Services 0.0%†
Millicom International Cellular SA, SDR	10,934	$643,147

DENMARK 1.6%
Banks 0.2%
Danske Bank A/S	111,261	3,477,454

Beverages 0.1%
Carlsberg A/S, Class B	15,880	1,869,780

Biotechnology 0.1%
Genmab A/S*	9,203	1,419,413

Chemicals 0.1%
Chr Hansen Holding A/S	14,840	1,369,198
Novozymes A/S, Class B	33,570	1,699,711

		3,068,909

Commercial Services & Supplies 0.0%†
ISS A/S	25,431	873,369

Electric Utilities 0.1%
Orsted A/S Reg. S (b)	28,083	1,701,267

Electrical Equipment 0.1%
Vestas Wind Systems A/S	31,991	1,977,720

Health Care Equipment & Supplies 0.1%
Coloplast A/S, Class B	17,636	1,761,539
William Demant Holding A/S*	15,431	620,592

		2,382,131

Insurance 0.0%†
Tryg A/S	18,041	423,356

Marine 0.1%
AP Moller — Maersk A/S, Class A	521	617,156
AP Moller — Maersk A/S, Class B	971	1,207,680

		1,824,836

Pharmaceuticals 0.6%
H Lundbeck A/S	9,769	685,941
Novo Nordisk A/S, Class B	263,123	12,153,444

		12,839,385

Road & Rail 0.1%
DSV A/S	28,206	2,276,658

Textiles, Apparel & Luxury Goods 0.0%†
Pandora A/S	17,225	1,203,846

		35,338,124

FINLAND 1.0%
Auto Components 0.0%†
Nokian Renkaat OYJ	15,324	603,998

Communications Equipment 0.2%
Nokia OYJ	838,912	4,812,582

Diversified Telecommunication Services 0.0%†
Elisa OYJ	21,509	996,056

Electric Utilities 0.1%
Fortum OYJ	65,969	1,573,528

Insurance 0.2%
Sampo OYJ, Class A	66,365	3,236,223

Machinery 0.2%
Kone OYJ, Class B	50,210	2,556,840

6

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

FINLAND (continued)
Machinery (continued)
Metso OYJ	15,026	$502,939
Wartsila OYJ Abp	65,883	1,293,199

		4,352,978

Oil, Gas & Consumable Fuels 0.1%
Neste OYJ	19,241	1,504,406

Paper & Forest Products 0.2%
Stora Enso OYJ, Class R	82,177	1,605,465
UPM-Kymmene OYJ	79,235	2,829,321

		4,434,786

Pharmaceuticals 0.0%†
Orion OYJ, Class B	14,023	377,222

		21,891,779

FRANCE 10.5%
Aerospace & Defense 0.9%
Airbus SE	86,240	10,079,602
Dassault Aviation SA	375	713,569
Safran SA	49,528	6,008,119
Thales SA	15,714	2,023,173

		18,824,463

Air Freight & Logistics 0.0%†
Bollore SA (a)	122,092	567,454

Auto Components 0.3%
Cie Generale des Etablissements Michelin SCA	25,427	3,092,059
Faurecia SA	11,402	811,372
Valeo SA	35,577	1,941,898

		5,845,329

Automobiles 0.2%
Peugeot SA	87,312	1,990,999
Renault SA (a)	28,536	2,422,138

		4,413,137

Banks 0.8%
BNP Paribas SA	166,802	10,339,144
Credit Agricole SA	169,006	2,253,005
Societe Generale SA	113,913	4,796,629

		17,388,778

Beverages 0.3%
Pernod Ricard SA (a)	31,522	5,144,861
Remy Cointreau SA	3,681	476,544

		5,621,405

Building Products 0.2%
Cie de Saint-Gobain (a)	74,213	3,309,714

Capital Markets 0.1%
Amundi SA Reg. S (b)	9,324	644,782
Natixis SA	139,726	989,305

		1,634,087

Chemicals 0.4%
Air Liquide SA	63,571	7,983,574
Arkema SA	10,161	1,200,612

		9,184,186

Common Stocks (continued)

	Shares	Value

FRANCE (continued)
Commercial Services & Supplies 0.1%
Edenred	33,338	$1,052,121
Societe BIC SA	3,785	350,834

		1,402,955

Construction & Engineering 0.5%
Bouygues SA	32,360	1,393,065
Eiffage SA	10,912	1,186,189
Vinci SA	75,306	7,232,770

		9,812,024

Construction Materials 0.0%†
Imerys SA	4,898	394,627

Diversified Financial Services 0.0%†
Eurazeo SA	6,141	465,289
Wendel SA	3,867	532,178

		997,467

Diversified Telecommunication Services 0.3%
Iliad SA (a)	4,075	643,422
Orange SA	296,172	4,954,252

		5,597,674

Electric Utilities 0.1%
Electricite de France SA	86,413	1,184,534

Electrical Equipment 0.4%
Legrand SA	39,493	2,892,629
Schneider Electric SE	80,029	6,656,699

		9,549,328

Electronic Equipment, Instruments & Components 0.0%†
Ingenico Group SA	8,616	773,252

Equity Real Estate Investment Trusts (REITs) 0.4%
Covivio	5,725	595,375
Gecina SA	6,736	1,126,327
ICADE	4,345	407,317
Klepierre SA	32,667	1,228,745
Unibail-Rodamco-Westfield	20,226	4,453,536

		7,811,300

Food & Staples Retailing 0.1%
Carrefour SA (a)	86,271	1,392,239
Casino Guichard Perrachon SA (a)	9,052	350,847

		1,743,086

Food Products 0.3%
Danone SA	89,613	6,569,244

Health Care Equipment & Supplies 0.2%
BioMerieux (a)	5,494	492,720
Essilor International Cie Generale d’Optique SA	30,830	4,349,871

		4,842,591

Hotels, Restaurants & Leisure 0.1%
Accor SA	28,480	1,395,116
Sodexo SA	13,668	1,365,500

		2,760,616

Household Durables 0.0%†
SEB SA	3,521	613,975

7

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

FRANCE (continued)
Insurance 0.4%
AXA SA (a)	288,181	$7,060,212
CNP Assurances	24,032	546,076
SCOR SE	25,650	951,491

		8,557,779

IT Services 0.2%
Atos SE	14,056	1,915,391
Capgemini SE	23,855	3,202,108

		5,117,499

Machinery 0.0%†
Alstom SA	23,052	1,058,660

Media 0.3%
Eutelsat Communications SA	27,238	564,101
JCDecaux SA	11,976	400,295
Publicis Groupe SA	30,773	2,114,666
Vivendi SA	153,729	3,760,798

		6,839,860

Multi-Utilities 0.3%
Engie SA	271,146	4,149,586
Suez	58,103	753,362
Veolia Environnement SA	79,727	1,705,651

		6,608,599

Oil, Gas & Consumable Fuels 1.0%
TOTAL SA	358,904	21,825,433

Personal Products 0.4%
L’Oreal SA	37,403	9,228,289

Pharmaceuticals 0.7%
Ipsen SA	5,402	846,668
Sanofi	168,766	13,513,510

		14,360,178

Professional Services 0.1%
Bureau Veritas SA	41,507	1,106,806
Teleperformance	8,578	1,515,111

		2,621,917

Software 0.2%
Dassault Systemes SE	19,239	2,692,210
Ubisoft Entertainment SA*	11,637	1,273,236

		3,965,446

Textiles, Apparel & Luxury Goods 1.1%
Hermes International	4,702	2,873,865
Kering SA	11,248	6,344,505
LVMH Moet Hennessy Louis Vuitton SE	41,396	13,760,807

		22,979,177

Trading Companies & Distributors 0.0%†
Rexel SA	47,007	675,448

Transportation Infrastructure 0.1%
Aeroports de Paris	4,466	1,009,061
Getlink	71,608	981,760

		1,990,821

		226,670,332

Common Stocks (continued)

	Shares	Value

GERMANY 9.4%
Aerospace & Defense 0.1%
MTU Aero Engines AG	7,720	$1,482,749

Air Freight & Logistics 0.2%
Deutsche Post AG (Registered)	146,926	4,797,178

Airlines 0.0%†
Deutsche Lufthansa AG (Registered)	35,099	844,044

Auto Components 0.2%
Continental AG	16,330	3,732,476
Schaeffler AG (Preference)	24,869	323,385

		4,055,861

Automobiles 0.9%
Bayerische Motoren Werke AG	49,153	4,458,329
Bayerische Motoren Werke AG (Preference)	8,279	660,036
Daimler AG (Registered)	135,465	8,715,103
Porsche Automobil Holding SE (Preference)	22,732	1,447,898
Volkswagen AG	5,177	856,200
Volkswagen AG (Preference)	27,551	4,574,980

		20,712,546

Banks 0.1%
Commerzbank AG*	158,030	1,514,161

Capital Markets 0.3%
Deutsche Bank AG (Registered)	292,488	3,163,203
Deutsche Boerse AG	29,510	3,931,806

		7,095,009

Chemicals 1.2%
BASF SE	136,352	13,034,596
Covestro AG Reg. S (b)	28,559	2,546,509
Evonik Industries AG	23,746	812,898
Fuchs Petrolub SE (Preference)	9,424	464,481
K+S AG (Registered)	29,875	737,282
LANXESS AG	13,587	1,058,843
Linde AG	27,573	6,579,825
Symrise AG	18,722	1,641,242

		26,875,676

Construction & Engineering 0.0%†
Hochtief AG	3,189	576,193

Construction Materials 0.1%
HeidelbergCement AG	22,092	1,859,680

Diversified Telecommunication Services 0.4%
Deutsche Telekom AG (Registered)*	494,801	7,678,973
Telefonica Deutschland Holding AG	115,730	456,110

		8,135,083

Electrical Equipment 0.0%†
OSRAM Licht AG	14,984	612,018

Food & Staples Retailing 0.0%†
METRO AG	30,105	371,985

Health Care Equipment & Supplies 0.1%
Sartorius AG (Preference)	5,298	791,459
Siemens Healthineers AG Reg. S* (b)	22,502	928,838

		1,720,297

8

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

GERMANY (continued)
Health Care Providers & Services 0.4%
Fresenius Medical Care AG & Co. KGaA	32,003	$3,230,493
Fresenius SE & Co. KGaA	61,750	4,958,300

		8,188,793

Hotels, Restaurants & Leisure 0.1%
TUI AG	65,400	1,434,568

Household Products 0.2%
Henkel AG & Co. KGaA	15,427	1,716,403
Henkel AG & Co. KGaA (Preference)	26,449	3,384,763

		5,101,166

Independent Power and Renewable Electricity Producers 0.0%†
Uniper SE	30,122	897,983

Industrial Conglomerates 0.7%
Siemens AG (Registered)	114,379	15,115,089

Insurance 0.9%
Allianz SE (Registered)	65,583	13,551,964
Hannover Rueck SE	8,952	1,116,105
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	23,015	4,877,404

		19,545,473

Internet & Direct Marketing Retail 0.0%†
Zalando SE Reg. S* (b)	16,168	903,031

Internet Software & Services 0.1%
Delivery Hero AG Reg. S* (b)	13,702	729,222
United Internet AG (Registered)	18,260	1,045,531

		1,774,753

IT Services 0.1%
Wirecard AG	17,427	2,805,198

Machinery 0.1%
GEA Group AG	27,204	916,977
KION Group AG	10,525	756,300
MAN SE	5,490	621,260

		2,294,537

Media 0.1%
Axel Springer SE	6,905	499,362
ProSiebenSat.1 Media SE	34,590	877,053

		1,376,415

Metals & Mining 0.1%
thyssenkrupp AG	64,692	1,573,947

Multi-Utilities 0.3%
E.ON SE	326,762	3,490,857
Innogy SE Reg. S (b)	21,092	903,455
RWE AG	76,925	1,753,288

		6,147,600

Personal Products 0.1%
Beiersdorf AG	14,964	1,699,285

Pharmaceuticals 0.8%
Bayer AG (Registered)	134,438	14,811,913
Merck KGaA	19,187	1,873,299

		16,685,212

Common Stocks (continued)

	Shares	Value

GERMANY (continued)
Real Estate Management & Development 0.3%
Deutsche Wohnen SE	52,652	$2,542,951
Vonovia SE	72,081	3,429,649

		5,972,600

Semiconductors & Semiconductor Equipment 0.2%
Infineon Technologies AG	168,674	4,298,368

Software 0.8%
SAP SE	146,881	16,968,722

Textiles, Apparel & Luxury Goods 0.4%
adidas AG	27,953	6,104,280
HUGO BOSS AG	10,215	926,409
Puma SE	1,236	721,683

		7,752,372

Trading Companies & Distributors 0.1%
Brenntag AG	22,936	1,277,480

Transportation Infrastructure 0.0%†
Fraport AG Frankfurt Airport Services Worldwide	6,793	655,081

Wireless Telecommunication Services 0.0%†
1&1 Drillisch AG	8,518	484,750

		203,604,903

HONG KONG 3.3%
Banks 0.2%
Bank of East Asia Ltd. (The)	193,340	769,266
Hang Seng Bank Ltd.	113,500	2,824,636

		3,593,902

Capital Markets 0.2%
Hong Kong Exchanges & Clearing Ltd.	177,000	5,303,541

Diversified Telecommunication Services 0.1%
HKT Trust & HKT Ltd.	592,220	755,136
PCCW Ltd.	681,000	383,206

		1,138,342

Electric Utilities 0.2%
CK Infrastructure Holdings Ltd.	108,000	799,422
CLP Holdings Ltd.	244,000	2,617,894
HK Electric Investments & HK Electric Investments Ltd. Reg. S (a)(b)	394,500	375,966
Power Assets Holdings Ltd.	206,000	1,440,041

		5,233,323

Equity Real Estate Investment Trusts (REITs) 0.1%
Link REIT	326,500	2,968,384

Food & Staples Retailing 0.0%†
Dairy Farm International Holdings Ltd.	50,400	443,190

Food Products 0.1%
WH Group Ltd. Reg. S (b)	1,330,500	1,075,707

Gas Utilities 0.1%
Hong Kong & China Gas Co. Ltd.	1,370,297	2,614,882

Hotels, Restaurants & Leisure 0.2%
Galaxy Entertainment Group Ltd.	352,000	2,701,785
Melco Resorts & Entertainment Ltd., ADR	36,580	1,024,240
Shangri-La Asia Ltd.	222,833	417,055

9

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

HONG KONG (continued)
Hotels, Restaurants & Leisure (continued)
SJM Holdings Ltd.	357,000	$443,578

		4,586,658

Household Durables 0.1%
Techtronic Industries Co. Ltd.	204,500	1,135,531

Industrial Conglomerates 0.4%
CK Hutchison Holdings Ltd.	401,016	4,232,302
Jardine Matheson Holdings Ltd.	28,900	1,838,040
Jardine Matheson Holdings Ltd.	3,400	214,265
Jardine Strategic Holdings Ltd.	29,500	1,076,897
Jardine Strategic Holdings Ltd.	3,400	123,866
NWS Holdings Ltd.	256,836	443,715

		7,929,085

Insurance 0.7%
AIA Group Ltd.	1,804,800	15,624,578

Real Estate Management & Development 0.8%
CK Asset Holdings Ltd.	384,016	3,034,192
Hang Lung Group Ltd.	146,000	408,644
Hang Lung Properties Ltd.	321,000	659,265
Henderson Land Development Co. Ltd.	196,069	1,031,970
Hongkong Land Holdings Ltd.	156,800	1,128,960
Hongkong Land Holdings Ltd.	17,800	127,344
Hysan Development Co. Ltd.	101,000	562,085
Kerry Properties Ltd.	104,500	499,257
New World Development Co. Ltd.	948,926	1,326,109
Sino Land Co. Ltd.	479,000	776,894
Sun Hung Kai Properties Ltd.	237,000	3,555,856
Swire Pacific Ltd., Class A	73,500	776,597
Swire Properties Ltd.	170,800	631,258
Wharf Holdings Ltd. (The)	196,500	629,407
Wharf Real Estate Investment Co. Ltd.	180,500	1,281,776
Wheelock & Co. Ltd.	117,000	813,250

		17,242,864

Road & Rail 0.1%
MTR Corp. Ltd.	215,500	1,187,350

Semiconductors & Semiconductor Equipment 0.0%†
ASM Pacific Technology Ltd.	44,200	555,046

Textiles, Apparel & Luxury Goods 0.0%†
Li & Fung Ltd.	917,600	335,008
Yue Yuen Industrial Holdings Ltd.	104,500	293,271

		628,279

		71,260,662

IRELAND 0.6%
Airlines 0.0%†
Ryanair Holdings plc*	5,286	97,292

Banks 0.1%
AIB Group plc	126,726	687,046
Bank of Ireland Group plc	145,817	1,136,576

		1,823,622

Construction Materials 0.2%
CRH plc	127,540	4,507,451
James Hardie Industries plc, CHDI	65,509	1,102,664

		5,610,115

Common Stocks (continued)

	Shares	Value

IRELAND (continued)
Containers & Packaging 0.1%
Smurfit Kappa Group plc	33,565	$1,350,576

Food Products 0.1%
Kerry Group plc, Class A	23,537	2,458,287

Hotels, Restaurants & Leisure 0.1%
Paddy Power Betfair plc	12,869	1,443,200

Trading Companies & Distributors 0.0%†
AerCap Holdings NV*	19,939	1,079,697

		13,862,789

ISRAEL 0.5%
Aerospace & Defense 0.0%†
Elbit Systems Ltd.	3,890	458,144

Banks 0.1%
Bank Hapoalim BM	158,319	1,074,131
Bank Leumi Le-Israel BM	214,864	1,272,594
Mizrahi Tefahot Bank Ltd.	24,085	443,249

		2,789,974

Chemicals 0.1%
Frutarom Industries Ltd.	5,913	581,529
Israel Chemicals Ltd.	96,158	440,834

		1,022,363

Diversified Telecommunication Services 0.0%†
Bezeq The Israeli Telecommunication Corp. Ltd.	316,495	356,538

Pharmaceuticals 0.2%
Teva Pharmaceutical Industries Ltd., ADR	143,908	3,499,843

Real Estate Management & Development 0.0%†
Azrieli Group Ltd.	5,504	273,576

Software 0.1%
Check Point Software Technologies Ltd.* (a)	19,411	1,896,066
Nice Ltd.*	9,168	951,519

		2,847,585

		11,248,023

ITALY 2.1%
Aerospace & Defense 0.0%†
Leonardo SpA	55,288	545,905

Auto Components 0.0%†
Pirelli & C SpA Reg. S* (b)	59,587	496,981

Automobiles 0.1%
Ferrari NV	18,233	2,474,446

Banks 0.6%
Intesa Sanpaolo SpA	2,001,283	5,792,750
Intesa Sanpaolo SpA, RNC	150,478	455,058
Mediobanca Banca di Credito Finanziario SpA	98,988	917,319
UniCredit SpA	297,372	4,945,751

		12,110,878

Beverages 0.0%†
Davide Campari-Milano SpA	92,040	756,419

10

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

ITALY (continued)
Diversified Telecommunication Services 0.1%
Telecom Italia SpA*	1,692,725	$1,256,168
Telecom Italia SpA, RNC	876,959	571,456

		1,827,624

Electric Utilities 0.4%
Enel SpA	1,207,428	6,689,309
Terna Rete Elettrica Nazionale SpA	208,874	1,127,091

		7,816,400

Electrical Equipment 0.1%
Prysmian SpA	30,567	759,501

Insurance 0.2%
Assicurazioni Generali SpA	174,494	2,921,809
Poste Italiane SpA Reg. S (b)	75,213	627,963

		3,549,772

Oil, Gas & Consumable Fuels 0.4%
Eni SpA	377,657	7,011,986
Snam SpA	337,795	1,407,205

		8,419,191

Pharmaceuticals 0.0%†
Recordati SpA	16,137	640,316

Textiles, Apparel & Luxury Goods 0.1%
Luxottica Group SpA	25,209	1,625,445
Moncler SpA	26,653	1,212,400

		2,837,845

Transportation Infrastructure 0.1%
Atlantia SpA	73,809	2,179,287

		44,414,565

JAPAN 23.6%
Air Freight & Logistics 0.1%
SG Holdings Co. Ltd.	14,300	313,478
Yamato Holdings Co. Ltd.	46,000	1,354,431

		1,667,909

Airlines 0.1%
ANA Holdings, Inc.	17,500	641,967
Japan Airlines Co. Ltd.	18,686	662,180

		1,304,147

Auto Components 0.7%
Aisin Seiki Co. Ltd.	24,100	1,097,153
Bridgestone Corp.	90,800	3,547,690
Denso Corp.	65,100	3,166,884
Koito Manufacturing Co. Ltd.	15,200	1,002,774
NGK Spark Plug Co. Ltd. (a)	22,800	649,435
NOK Corp.	13,900	268,695
Stanley Electric Co. Ltd.	20,500	697,125
Sumitomo Electric Industries Ltd.	112,000	1,665,907
Sumitomo Rubber Industries Ltd.	26,300	417,403
Toyoda Gosei Co. Ltd.	8,700	220,248
Toyota Industries Corp.	21,800	1,220,362
Yokohama Rubber Co. Ltd. (The) (a)	19,100	396,404

		14,350,080

Automobiles 1.9%
Honda Motor Co. Ltd.	242,900	7,122,424
Isuzu Motors Ltd.	84,500	1,120,775

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Automobiles (continued)
Mazda Motor Corp.	84,480	$1,034,575
Mitsubishi Motors Corp.	93,799	746,798
Nissan Motor Co. Ltd.	344,600	3,348,634
Subaru Corp.	91,300	2,656,176
Suzuki Motor Corp.	51,000	2,812,541
Toyota Motor Corp.	340,694	22,023,772
Yamaha Motor Co. Ltd.	41,600	1,044,340

		41,910,035

Banks 1.5%
Aozora Bank Ltd.	19,900	756,740
Bank of Kyoto Ltd. (The)	8,800	406,865
Chiba Bank Ltd. (The)	97,700	688,375
Concordia Financial Group Ltd.	163,000	828,528
Fukuoka Financial Group, Inc.	107,000	537,266
Japan Post Bank Co. Ltd.	63,200	734,709
Mebuki Financial Group, Inc.	118,700	398,167
Mitsubishi UFJ Financial Group, Inc.	1,770,067	10,039,426
Mizuho Financial Group, Inc.	3,580,724	6,024,492
Resona Holdings, Inc.	308,500	1,648,400
Seven Bank Ltd.	98,500	301,211
Shinsei Bank Ltd.	24,400	374,998
Shizuoka Bank Ltd. (The)	67,300	604,039
Sumitomo Mitsui Financial Group, Inc.	199,453	7,729,183
Sumitomo Mitsui Trust Holdings, Inc.	49,240	1,950,582
Suruga Bank Ltd.	25,000	223,386
Yamaguchi Financial Group, Inc.	26,000	292,266

		33,538,633

Beverages 0.4%
Asahi Group Holdings Ltd.	54,000	2,763,110
Coca-Cola Bottlers Japan Holdings, Inc.	19,000	758,646
Kirin Holdings Co. Ltd.	122,500	3,274,520
Suntory Beverage & Food Ltd.	21,000	896,425

		7,692,701

Building Products 0.3%
Asahi Glass Co. Ltd.	29,700	1,155,043
Daikin Industries Ltd.	37,000	4,425,274
LIXIL Group Corp.	40,900	817,434
TOTO Ltd.	21,100	974,898

		7,372,649

Capital Markets 0.3%
Daiwa Securities Group, Inc.	239,400	1,389,028
Japan Exchange Group, Inc.	77,400	1,437,374
Nomura Holdings, Inc.	515,600	2,495,940
SBI Holdings, Inc.	30,990	796,339

		6,118,681

Chemicals 1.0%
Air Water, Inc.	22,500	412,520
Asahi Kasei Corp.	187,400	2,378,613
Daicel Corp.	38,100	421,067
Hitachi Chemical Co. Ltd.	14,100	284,045
JSR Corp.	31,000	526,201
Kaneka Corp.	43,000	384,987
Kansai Paint Co. Ltd.	25,900	537,052
Kuraray Co. Ltd.	52,700	724,887
Mitsubishi Chemical Holdings Corp.	190,700	1,593,896
Mitsubishi Gas Chemical Co., Inc.	23,500	531,545

11

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Chemicals (continued)
Mitsui Chemicals, Inc.	28,500	$756,551
Nippon Paint Holdings Co. Ltd. (a)	23,300	1,001,341
Nissan Chemical Corp.	18,700	871,222
Nitto Denko Corp.	24,500	1,850,991
Shin-Etsu Chemical Co. Ltd.	54,700	4,852,429
Sumitomo Chemical Co. Ltd.	233,000	1,318,641
Taiyo Nippon Sanso Corp.	20,000	286,358
Teijin Ltd.	27,000	494,767
Toray Industries, Inc.	204,900	1,612,948
Tosoh Corp.	38,100	589,602

		21,429,663

Commercial Services & Supplies 0.2%
Dai Nippon Printing Co. Ltd.	39,800	889,639
Park24 Co. Ltd.	14,900	405,504
Secom Co. Ltd.	31,200	2,393,083
Sohgo Security Services Co. Ltd.	11,100	522,522
Toppan Printing Co. Ltd.	71,000	555,769

		4,766,517

Construction & Engineering 0.2%
JGC Corp.	29,000	583,588
Kajima Corp.	138,000	1,067,578
Obayashi Corp.	96,500	1,003,179
Shimizu Corp.	84,900	878,366
Taisei Corp.	30,000	1,652,887

		5,185,598

Construction Materials 0.0%†
Taiheiyo Cement Corp.	19,200	631,069

Consumer Finance 0.0%†
Acom Co. Ltd.	59,900	230,091
AEON Financial Service Co. Ltd.	14,600	309,961
Credit Saison Co. Ltd.	20,800	326,953

		867,005

Containers & Packaging 0.0%†
Toyo Seikan Group Holdings Ltd.	20,400	358,007

Diversified Consumer Services 0.0%†
Benesse Holdings, Inc.	11,600	411,247

Diversified Financial Services 0.2%
Mitsubishi UFJ Lease & Finance Co. Ltd.	67,000	411,247
ORIX Corp.	196,600	3,105,010
Tokyo Century Corp.	6,400	362,482

		3,878,739

Diversified Telecommunication Services 0.2%
Nippon Telegraph & Telephone Corp.	102,728	4,667,899

Electric Utilities 0.3%
Chubu Electric Power Co., Inc.	90,000	1,348,960
Chugoku Electric Power Co., Inc. (The)	43,300	559,604
Kansai Electric Power Co., Inc. (The)	104,500	1,521,877
Kyushu Electric Power Co., Inc.	59,600	666,388
Tohoku Electric Power Co., Inc.	67,200	820,583
Tokyo Electric Power Co. Holdings, Inc.*	215,200	1,001,603

		5,919,015

Electrical Equipment 0.4%
Fuji Electric Co. Ltd.	75,000	570,211
Mabuchi Motor Co. Ltd.	8,300	394,309

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Electrical Equipment (continued)
Mitsubishi Electric Corp.	271,900	$3,612,688
Nidec Corp.	33,300	4,989,068

		9,566,276

Electronic Equipment, Instruments & Components 1.4%
Alps Electric Co. Ltd.	29,900	766,922
Hamamatsu Photonics KK	21,400	917,582
Hirose Electric Co. Ltd.	4,294	531,711
Hitachi High-Technologies Corp.	11,000	448,182
Hitachi Ltd.	718,000	5,057,633
Keyence Corp.	14,422	8,133,813
Kyocera Corp.	47,700	2,680,147
Murata Manufacturing Co. Ltd.	26,800	4,499,203
Nippon Electric Glass Co. Ltd.	11,100	308,146
Omron Corp.	28,600	1,329,847
Shimadzu Corp.	33,100	997,969
TDK Corp.	19,200	1,957,810
Yaskawa Electric Corp. (a)	37,900	1,336,314
Yokogawa Electric Corp.	35,200	625,273

		29,590,552

Equity Real Estate Investment Trusts (REITs) 0.3%
Daiwa House REIT Investment Corp.	251	595,589
Japan Prime Realty Investment Corp.	133	483,324
Japan Real Estate Investment Corp.	197	1,042,312
Japan Retail Fund Investment Corp.	351	633,194
Nippon Building Fund, Inc.	199	1,148,008
Nippon Prologis REIT, Inc.	249	516,588
Nomura Real Estate Master Fund, Inc.	559	789,446
United Urban Investment Corp.	457	710,156

		5,918,617

Food & Staples Retailing 0.4%
Aeon Co. Ltd.	90,600	1,937,236
FamilyMart UNY Holdings Co. Ltd.	11,700	1,230,410
Lawson, Inc. (a)	8,000	499,693
Seven & i Holdings Co. Ltd.	111,900	4,877,409
Sundrug Co. Ltd.	10,800	436,699
Tsuruha Holdings, Inc.	5,500	688,602

		9,670,049

Food Products 0.4%
Ajinomoto Co., Inc.	68,200	1,287,867
Calbee, Inc.	13,000	488,760
Kikkoman Corp.	22,100	1,113,514
MEIJI Holdings Co. Ltd.	18,580	1,565,940
NH Foods Ltd.	14,200	573,491
Nisshin Seifun Group, Inc.	31,323	662,437
Nissin Foods Holdings Co. Ltd.	8,100	585,495
Toyo Suisan Kaisha Ltd.	11,800	420,073
Yakult Honsha Co. Ltd.	16,500	1,101,550
Yamazaki Baking Co. Ltd.	17,300	451,870

		8,250,997

Gas Utilities 0.1%
Osaka Gas Co. Ltd.	55,700	1,152,336
Toho Gas Co. Ltd.	12,600	435,924
Tokyo Gas Co. Ltd.	57,800	1,533,776

		3,122,036

12

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Health Care Equipment & Supplies 0.5%
CYBERDYNE, Inc.*	15,100	$176,424
Hoya Corp.	57,300	3,254,269
Olympus Corp.	43,200	1,613,598
Sysmex Corp.	24,900	2,321,696
Terumo Corp.	45,300	2,587,923

		9,953,910

Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	28,200	662,192
Medipal Holdings Corp.	25,500	512,288
Suzuken Co. Ltd.	9,420	398,540

		1,573,020

Health Care Technology 0.1%
M3, Inc.	32,200	1,281,747

Hotels, Restaurants & Leisure 0.2%
McDonald’s Holdings Co. Japan Ltd. (a)	9,326	475,467
Oriental Land Co. Ltd.	29,800	3,122,719

		3,598,186

Household Durables 0.9%
Casio Computer Co. Ltd.	29,300	476,122
Iida Group Holdings Co. Ltd. (a)	23,100	445,130
Nikon Corp.	50,800	806,008
Panasonic Corp.	327,700	4,402,777
Rinnai Corp.	4,400	387,281
Sekisui Chemical Co. Ltd.	59,400	1,011,342
Sekisui House Ltd.	87,200	1,541,749
Sharp Corp. (a)	23,400	568,629
Sony Corp.	187,700	9,630,141

		19,269,179

Household Products 0.1%
Lion Corp. (a)	31,300	573,760
Unicharm Corp.	59,900	1,802,446

		2,376,206

Independent Power and Renewable Electricity Producers 0.0%†
Electric Power Development Co. Ltd.	19,400	500,612

Industrial Conglomerates 0.2%
Keihan Holdings Co. Ltd.	14,000	502,175
Seibu Holdings, Inc.	31,900	537,532
Toshiba Corp.*	968,000	2,906,066

		3,945,773

Insurance 0.7%
Dai-ichi Life Holdings, Inc.	160,100	2,847,744
Japan Post Holdings Co. Ltd.	233,800	2,559,672
MS&AD Insurance Group Holdings, Inc.	70,441	2,188,002
Sompo Holdings, Inc.	49,450	1,997,706
Sony Financial Holdings, Inc.	23,700	451,288
T&D Holdings, Inc.	84,400	1,264,504
Tokio Marine Holdings, Inc.	99,900	4,677,850

		15,986,766

Internet & Direct Marketing Retail 0.1%
Rakuten, Inc.	139,200	939,926
Start Today Co. Ltd.	27,800	1,006,441

		1,946,367

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Internet Software & Services 0.1%
DeNA Co. Ltd.	17,700	$331,681
Kakaku.com, Inc.	21,600	486,801
Yahoo Japan Corp. (a)	195,900	648,760

		1,467,242

IT Services 0.2%
Fujitsu Ltd.	292,000	1,768,621
Nomura Research Institute Ltd.	16,805	813,456
NTT Data Corp.	89,000	1,023,691
Obic Co. Ltd.	9,000	744,048
Otsuka Corp.	16,600	650,271

		5,000,087

Leisure Products 0.2%
Bandai Namco Holdings, Inc.	31,100	1,281,479
Sankyo Co. Ltd.	6,700	262,077
Sega Sammy Holdings, Inc.	22,600	386,968
Shimano, Inc.	11,000	1,613,801
Yamaha Corp.	20,600	1,068,678

		4,613,003

Machinery 1.2%
Amada Holdings Co. Ltd.	49,900	478,793
Daifuku Co. Ltd.	15,200	664,471
FANUC Corp.	28,800	5,710,096
Hino Motors Ltd.	35,700	380,112
Hitachi Construction Machinery Co. Ltd.	14,700	476,635
Hoshizaki Corp.	7,600	768,216
IHI Corp.	22,399	779,305
JTEKT Corp.	28,700	389,756
Kawasaki Heavy Industries Ltd.	22,899	671,638
Komatsu Ltd.	137,100	3,902,248
Kubota Corp.	147,100	2,309,957
Kurita Water Industries Ltd.	13,300	378,931
Makita Corp.	33,300	1,489,540
MINEBEA MITSUMI, Inc.	59,400	1,000,848
Mitsubishi Heavy Industries Ltd.	44,700	1,624,931
Nabtesco Corp. (a)	15,300	469,901
NGK Insulators Ltd.	39,700	706,047
NSK Ltd.	55,900	575,546
SMC Corp.	8,500	3,110,831
Sumitomo Heavy Industries Ltd.	15,500	521,545
THK Co. Ltd.	18,700	534,628

		26,943,975

Marine 0.0%†
Mitsui OSK Lines Ltd.	18,000	432,281
Nippon Yusen KK	26,300	521,380

		953,661

Media 0.2%
CyberAgent, Inc.	15,100	906,354
Dentsu, Inc. (a)	32,101	1,519,594
Hakuhodo DY Holdings, Inc.	33,400	535,507
Toho Co. Ltd.	18,200	609,760

		3,571,215

Metals & Mining 0.3%
Hitachi Metals Ltd.	30,000	311,131
JFE Holdings, Inc.	77,500	1,461,923
Kobe Steel Ltd.	45,300	414,108

13

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Metals & Mining (continued)
Maruichi Steel Tube Ltd.	7,100	$240,134
Mitsubishi Materials Corp.	16,700	457,893
Nippon Steel & Sumitomo Metal Corp.	112,844	2,213,229
Sumitomo Metal Mining Co. Ltd.	36,700	1,398,352

		6,496,770

Multiline Retail 0.2%
Don Quijote Holdings Co. Ltd.	18,000	863,620
Isetan Mitsukoshi Holdings Ltd.	44,760	558,607
J Front Retailing Co. Ltd.	36,000	546,543
Marui Group Co. Ltd.	30,000	631,360
Ryohin Keikaku Co. Ltd.	3,700	1,301,385
Takashimaya Co. Ltd.	50,000	427,529

		4,329,044

Oil, Gas & Consumable Fuels 0.3%
Idemitsu Kosan Co. Ltd.	21,000	747,526
Inpex Corp.	152,500	1,576,105
JXTG Holdings, Inc.	484,939	3,367,259
Showa Shell Sekiyu KK	24,400	363,594

		6,054,484

Paper & Forest Products 0.0%†
Oji Holdings Corp.	120,000	743,452

Personal Products 0.6%
Kao Corp.	73,500	5,601,966
Kobayashi Pharmaceutical Co. Ltd. (a)	7,300	630,126
Kose Corp.	4,800	1,032,398
Pola Orbis Holdings, Inc.	13,200	580,058
Shiseido Co. Ltd.	56,400	4,474,694

		12,319,242

Pharmaceuticals 1.3%
Astellas Pharma, Inc.	292,800	4,460,697
Chugai Pharmaceutical Co. Ltd.	33,200	1,738,958
Daiichi Sankyo Co. Ltd.	84,200	3,220,917
Eisai Co. Ltd.	37,600	2,643,450
Hisamitsu Pharmaceutical Co., Inc.	8,700	733,364
Kyowa Hakko Kirin Co. Ltd.	39,100	786,938
Mitsubishi Tanabe Pharma Corp.	37,600	649,254
Ono Pharmaceutical Co. Ltd.	60,500	1,416,790
Otsuka Holdings Co. Ltd.	58,000	2,808,719
Santen Pharmaceutical Co. Ltd.	55,100	959,135
Shionogi & Co. Ltd.	41,700	2,139,978
Sumitomo Dainippon Pharma Co. Ltd.	24,400	516,061
Taisho Pharmaceutical Holdings Co. Ltd.	5,100	595,944
Takeda Pharmaceutical Co. Ltd. (a)	105,700	4,463,754

		27,133,959

Professional Services 0.2%
Persol Holdings Co. Ltd.	28,200	628,363
Recruit Holdings Co. Ltd.	163,700	4,523,217

		5,151,580

Real Estate Management & Development 0.7%
Aeon Mall Co. Ltd.	14,830	266,098
Daito Trust Construction Co. Ltd.	10,300	1,673,893
Daiwa House Industry Co. Ltd.	84,100	2,863,481
Hulic Co. Ltd. (a)	41,700	443,966
Mitsubishi Estate Co. Ltd.	176,100	3,076,147

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Real Estate Management & Development (continued)
Mitsui Fudosan Co. Ltd.	132,500	$3,193,875
Nomura Real Estate Holdings, Inc.	18,100	401,223
Sumitomo Realty & Development Co. Ltd.	53,000	1,950,915
Tokyo Tatemono Co. Ltd.	26,900	368,991
Tokyu Fudosan Holdings Corp.	75,200	529,363

		14,767,952

Road & Rail 1.0%
Central Japan Railway Co.	21,400	4,436,990
East Japan Railway Co.	45,976	4,403,258
Hankyu Hanshin Holdings, Inc.	33,100	1,330,310
Keikyu Corp.	37,199	609,600
Keio Corp.	15,299	739,723
Keisei Electric Railway Co. Ltd.	20,100	689,642
Kintetsu Group Holdings Co. Ltd.	26,900	1,097,443
Kyushu Railway Co.	23,200	709,745
Nagoya Railroad Co. Ltd.	28,999	748,553
Nippon Express Co. Ltd.	12,100	877,181
Odakyu Electric Railway Co. Ltd.	43,800	939,709
Tobu Railway Co. Ltd.	30,300	926,636
Tokyu Corp.	72,200	1,243,168
West Japan Railway Co.	24,400	1,797,257

		20,549,215

Semiconductors & Semiconductor Equipment 0.4%
Disco Corp.	4,300	732,181
Renesas Electronics Corp.*	123,800	1,211,305
Rohm Co. Ltd.	14,000	1,172,434
SUMCO Corp.	35,400	712,862
Tokyo Electron Ltd.	23,300	3,989,234

		7,818,016

Software 0.4%
Konami Holdings Corp.	12,900	655,734
LINE Corp.* (a)	10,700	440,020
Nexon Co. Ltd.*	68,800	997,934
Nintendo Co. Ltd.	16,800	5,482,910
Oracle Corp. Japan	5,200	423,935
Trend Micro, Inc.	18,600	1,059,285

		9,059,818

Specialty Retail 0.4%
ABC-Mart, Inc.	5,000	273,353
Fast Retailing Co. Ltd.	8,700	3,990,138
Hikari Tsushin, Inc.	3,400	597,036
Nitori Holdings Co. Ltd.	11,900	1,856,202
Shimamura Co. Ltd.	2,800	246,441
USS Co. Ltd.	34,500	655,823
Yamada Denki Co. Ltd. (a)	94,500	468,561

		8,087,554

Technology Hardware, Storage & Peripherals 0.5%
Brother Industries Ltd.	32,500	640,874
Canon, Inc.	149,000	4,880,215
FUJIFILM Holdings Corp.	57,500	2,243,131
Konica Minolta, Inc.	72,700	673,160
NEC Corp.	40,500	1,110,693
Ricoh Co. Ltd.	105,100	962,089
Seiko Epson Corp.	38,800	672,148

		11,182,310

14

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Textiles, Apparel & Luxury Goods 0.0%†
Asics Corp. (a)	26,100	$440,630

Tobacco 0.2%
Japan Tobacco, Inc.	163,300	4,561,713

Trading Companies & Distributors 0.9%
ITOCHU Corp.	210,600	3,811,736
Marubeni Corp.	231,100	1,761,073
MISUMI Group, Inc.	42,200	1,228,351
Mitsubishi Corp.	201,300	5,586,486
Mitsui & Co. Ltd.	253,400	4,221,684
Sumitomo Corp.	167,700	2,752,274
Toyota Tsusho Corp.	31,500	1,053,068

		20,414,672

Transportation Infrastructure 0.0%†
Japan Airport Terminal Co. Ltd.	5,900	276,060
Kamigumi Co. Ltd.	17,000	352,419

		628,479

Wireless Telecommunication Services 1.0%
KDDI Corp.	268,900	7,351,879
NTT DOCOMO, Inc.	202,600	5,159,955
SoftBank Group Corp.	122,500	8,789,968

		21,301,802

		512,209,762

JERSEY 0.1%
Metals & Mining 0.1%
Randgold Resources Ltd.	13,975	1,074,794

LUXEMBOURG 0.3%
Energy Equipment & Services 0.1%
Tenaris SA	72,034	1,313,621

Life Sciences Tools & Services 0.0%†
Eurofins Scientific SE	1,646	914,328

Media 0.1%
RTL Group SA	5,891	399,438
SES SA, FDR	55,673	1,018,901

		1,418,339

Metals & Mining 0.1%
ArcelorMittal	98,609	2,879,678

		6,525,966

MACAU 0.1%
Hotels, Restaurants & Leisure 0.1%
MGM China Holdings Ltd.	164,000	379,767
Sands China Ltd.	359,500	1,915,672
Wynn Macau Ltd.	240,800	773,264

		3,068,703

MALTA 0.0%†
Diversified Financial Services 0.0%†
BGP Holdings plc* (c)(d)(e)	848,508	0

MEXICO 0.0%†
Metals & Mining 0.0%†
Fresnillo plc	35,850	540,479

Common Stocks (continued)

	Shares	Value

NETHERLANDS 4.8%
Banks 0.5%
ABN AMRO Group NV, CVA Reg. S (b)	62,879	$1,627,386
ING Groep NV	576,838	8,277,239

		9,904,625

Beverages 0.2%
Heineken Holding NV	17,104	1,636,703
Heineken NV	38,479	3,857,946

		5,494,649

Chemicals 0.3%
Akzo Nobel NV	37,395	3,186,449
Koninklijke DSM NV (a)	26,933	2,704,416

		5,890,865

Diversified Financial Services 0.0%†
EXOR NV	16,100	1,083,120

Diversified Telecommunication Services 0.1%
Koninklijke KPN NV	504,969	1,372,630

Food & Staples Retailing 0.2%
Koninklijke Ahold Delhaize NV	190,213	4,550,682

Health Care Equipment & Supplies 0.3%
Koninklijke Philips NV	139,682	5,920,606

Insurance 0.2%
Aegon NV	264,441	1,580,243
NN Group NV	45,527	1,847,289

		3,427,532

Oil, Gas & Consumable Fuels 2.0%
Koninklijke Vopak NV	10,702	494,008
Royal Dutch Shell plc, Class A	684,825	23,732,282
Royal Dutch Shell plc, Class B	559,058	19,996,673

		44,222,963

Professional Services 0.2%
Randstad NV	17,684	1,037,856
Wolters Kluwer NV	43,099	2,425,975

		3,463,831

Semiconductors & Semiconductor Equipment 0.8%
ASML Holding NV	61,061	12,042,515
NXP Semiconductors NV*	51,312	5,606,862

		17,649,377

		102,980,880

NEW ZEALAND 0.2%
Construction Materials 0.0%†
Fletcher Building Ltd.	137,656	647,525

Diversified Telecommunication Services 0.0%†
Spark New Zealand Ltd.	289,536	730,912

Food Products 0.1%
a2 Milk Co. Ltd.*	108,976	844,033

Health Care Equipment & Supplies 0.1%
Fisher & Paykel Healthcare Corp. Ltd.	88,272	889,736

Health Care Providers & Services 0.0%†
Ryman Healthcare Ltd.	66,549	539,342

Independent Power and Renewable Electricity Producers 0.0%†
Meridian Energy Ltd.	167,614	354,036

15

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

NEW ZEALAND (continued)
Transportation Infrastructure 0.0%†
Auckland International Airport Ltd. (a)	133,015	$610,587

		4,616,171

NORWAY 0.7%
Banks 0.1%
DNB ASA	145,081	2,829,887

Chemicals 0.1%
Yara International ASA	24,771	1,025,454

Diversified Telecommunication Services 0.1%
Telenor ASA	111,449	2,284,265

Food Products 0.1%
Marine Harvest ASA	61,852	1,231,554
Orkla ASA	127,199	1,113,839

		2,345,393

Insurance 0.0%†
Gjensidige Forsikring ASA	30,593	501,007

Media 0.0%†
Schibsted ASA, Class B	17,268	487,184

Metals & Mining 0.1%
Norsk Hydro ASA	199,648	1,195,270

Oil, Gas & Consumable Fuels 0.2%
Aker BP ASA	16,094	592,744
Equinor ASA	171,759	4,545,845

		5,138,589

		15,807,049

PORTUGAL 0.2%
Electric Utilities 0.1%
EDP — Energias de Portugal SA	381,294	1,512,141

Food & Staples Retailing 0.0%†
Jeronimo Martins SGPS SA	34,414	495,180

Oil, Gas & Consumable Fuels 0.1%
Galp Energia SGPS SA	74,414	1,414,981

		3,422,302

SINGAPORE 1.2%
Aerospace & Defense 0.0%†
Singapore Technologies Engineering Ltd.	261,600	630,312

Airlines 0.0%†
Singapore Airlines Ltd.	85,566	669,779

Banks 0.6%
DBS Group Holdings Ltd.	266,400	5,172,871
Oversea-Chinese Banking Corp. Ltd.	468,500	3,989,735
United Overseas Bank Ltd.	199,200	3,923,046

		13,085,652

Capital Markets 0.0%†
Singapore Exchange Ltd.	134,500	706,513

Distributors 0.0%†
Jardine Cycle & Carriage Ltd.	13,966	325,512

Diversified Telecommunication Services 0.1%
Singapore Telecommunications Ltd.	1,212,050	2,736,166

Common Stocks (continued)

	Shares	Value

SINGAPORE (continued)
Electronic Equipment, Instruments & Components 0.0%†
Venture Corp. Ltd.	40,700	$530,446

Equity Real Estate Investment Trusts (REITs) 0.1%
Ascendas REIT	321,827	624,516
CapitaLand Commercial Trust	374,644	455,776
CapitaLand Mall Trust	366,100	555,427
Suntec REIT	308,400	392,197

		2,027,916

Food Products 0.1%
Golden Agri-Resources Ltd.	790,112	176,694
Wilmar International Ltd.	286,194	641,757

		818,451

Hotels, Restaurants & Leisure 0.1%
Genting Singapore Ltd.	883,496	793,585

Industrial Conglomerates 0.1%
Keppel Corp. Ltd.	218,700	1,150,399
Sembcorp Industries Ltd.	133,800	269,346

		1,419,745

Media 0.0%†
Singapore Press Holdings Ltd. (a)	208,000	396,214

Real Estate Management & Development 0.1%
CapitaLand Ltd.	382,797	886,219
City Developments Ltd.	61,200	492,113
UOL Group Ltd.	80,500	448,980

		1,827,312

Road & Rail 0.0%†
ComfortDelGro Corp. Ltd.	307,200	529,081

Transportation Infrastructure 0.0%†
SATS Ltd.	100,700	368,690

		26,865,374

SOUTH AFRICA 0.2%
Capital Markets 0.0%†
Investec plc	95,513	677,193

Health Care Providers & Services 0.0%†
Mediclinic International plc	50,181	348,566

Metals & Mining 0.2%
Anglo American plc	156,932	3,485,100

		4,510,859

SPAIN 3.0%
Banks 1.2%
Banco Bilbao Vizcaya Argentaria SA	989,875	6,991,458
Banco de Sabadell SA	851,341	1,420,611
Banco Santander SA	2,395,479	12,788,129
Bankia SA	187,282	698,295
Bankinter SA	102,945	1,001,374
CaixaBank SA	532,781	2,301,487

		25,201,354

Biotechnology 0.1%
Grifols SA	44,283	1,328,101

Construction & Engineering 0.1%
ACS Actividades de Construccion y Servicios SA	38,075	1,540,134

16

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

SPAIN (continued)
Construction & Engineering (continued)
Ferrovial SA	74,133	$1,519,774

		3,059,908

Diversified Telecommunication Services 0.3%
Telefonica SA	693,714	5,912,838

Electric Utilities 0.4%
Endesa SA (a)	47,153	1,039,242
Iberdrola SA	862,425	6,661,621
Red Electrica Corp. SA	64,260	1,307,403

		9,008,266

Electrical Equipment 0.0%†
Siemens Gamesa Renewable Energy SA (a)	40,322	539,435

Gas Utilities 0.1%
Gas Natural SDG SA	51,995	1,375,791

Insurance 0.0%†
Mapfre SA	162,399	488,705

IT Services 0.2%
Amadeus IT Group SA	65,145	5,132,865

Oil, Gas & Consumable Fuels 0.2%
Enagas SA	28,047	819,445
Repsol SA	197,083	3,848,558

		4,668,003

Specialty Retail 0.3%
Industria de Diseno Textil SA	161,938	5,525,702

Transportation Infrastructure 0.1%
Aena SME SA Reg. S (b)	10,021	1,817,797

		64,058,765

SWEDEN 2.5%
Banks 0.6%
Nordea Bank AB	450,924	4,338,493
Skandinaviska Enskilda Banken AB, Class A	242,447	2,301,933
Svenska Handelsbanken AB, Class A	226,710	2,516,451
Swedbank AB, Class A	134,441	2,875,125

		12,032,002

Building Products 0.1%
Assa Abloy AB, Class B	148,795	3,166,673

Commercial Services & Supplies 0.0%†
Securitas AB, Class B	49,987	822,041

Communications Equipment 0.2%
Telefonaktiebolaget LM Ericsson, Class B	456,110	3,510,530

Construction & Engineering 0.0%†
Skanska AB, Class B	50,792	922,284

Diversified Financial Services 0.2%
Industrivarden AB, Class C	25,347	490,858
Investor AB, Class B	67,618	2,750,764
Kinnevik AB, Class B	35,344	1,209,275
L E Lundbergforetagen AB, Class B	10,809	331,785

		4,782,682

Diversified Telecommunication Services 0.1%
Telia Co. AB	417,832	1,909,179

Common Stocks (continued)

	Shares	Value

SWEDEN (continued)
Electronic Equipment, Instruments & Components 0.1%
Hexagon AB, Class B	38,378	$2,137,518

Food & Staples Retailing 0.0%†
ICA Gruppen AB (a)	10,296	315,587

Household Durables 0.1%
Electrolux AB Series B	35,715	812,786
Husqvarna AB, Class B	67,649	640,589

		1,453,375

Household Products 0.1%
Essity AB, Class B	89,977	2,219,327

Machinery 0.7%
Alfa Laval AB	43,589	1,031,097
Atlas Copco AB, Class A	99,689	2,889,359
Atlas Copco AB, Class B	57,930	1,514,988
Epiroc AB, Class A*	99,689	1,046,113
Epiroc AB, Class B*	57,930	530,355
Sandvik AB	167,597	2,970,135
SKF AB, Class B	58,453	1,086,397
Volvo AB, Class B	232,070	3,696,568

		14,765,012

Metals & Mining 0.1%
Boliden AB*	40,604	1,313,900

Oil, Gas & Consumable Fuels 0.0%†
Lundin Petroleum AB	27,792	884,525

Specialty Retail 0.1%
Hennes & Mauritz AB, Class B (a)	130,556	1,943,330

Tobacco 0.1%
Swedish Match AB	26,989	1,335,976

Wireless Telecommunication Services 0.0%†
Tele2 AB, Class B	52,763	619,708

		54,133,649

SWITZERLAND 8.3%
Beverages 0.1%
Coca-Cola HBC AG*	31,233	1,043,138

Building Products 0.1%
Geberit AG (Registered)	5,499	2,362,396

Capital Markets 0.8%
Credit Suisse Group AG (Registered)*	380,763	5,714,313
Julius Baer Group Ltd.*	33,225	1,951,874
Partners Group Holding AG	2,576	1,889,520
UBS Group AG (Registered)*	574,097	8,832,525

		18,388,232

Chemicals 0.3%
Clariant AG (Registered)*	29,669	710,429
EMS-Chemie Holding AG (Registered)	1,227	787,654
Givaudan SA (Registered)	1,371	3,107,480
Sika AG (Registered)	19,140	2,637,619

		7,243,182

Construction Materials 0.2%
LafargeHolcim Ltd. (Registered)*	72,328	3,526,670

Diversified Financial Services 0.0%†
Pargesa Holding SA	6,483	549,869

17

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

SWITZERLAND (continued)
Diversified Telecommunication Services 0.1%
Swisscom AG (Registered)	3,845	$1,718,877

Electrical Equipment 0.3%
ABB Ltd. (Registered)	273,590	5,969,916

Food Products 1.8%
Barry Callebaut AG (Registered)	306	549,484
Chocoladefabriken Lindt & Spruengli AG	155	1,005,275
Chocoladefabriken Lindt & Spruengli AG (Registered)	17	1,293,310
Nestle SA (Registered)	463,611	35,891,272

		38,739,341

Health Care Equipment & Supplies 0.1%
Sonova Holding AG (Registered)	8,440	1,514,092
Straumann Holding AG (Registered)	1,533	1,166,987

		2,681,079

Insurance 0.6%
Baloise Holding AG (Registered)	7,350	1,068,903
Swiss Life Holding AG (Registered)*	5,140	1,787,778
Swiss Re AG	46,690	4,034,397
Zurich Insurance Group AG*	22,467	6,664,372

		13,555,450

Life Sciences Tools & Services 0.1%
Lonza Group AG (Registered)*	11,055	2,936,657

Machinery 0.1%
Schindler Holding AG	6,045	1,301,936
Schindler Holding AG (Registered)	2,904	611,400

		1,913,336

Marine 0.1%
Kuehne + Nagel International AG (Registered)	8,017	1,204,204

Metals & Mining 0.4%
Glencore plc*	1,719,056	8,150,355

Pharmaceuticals 2.3%
Novartis AG (Registered)	331,651	25,120,752
Roche Holding AG	104,799	23,319,370
Vifor Pharma AG	6,778	1,081,485

		49,521,607

Professional Services 0.2%
Adecco Group AG (Registered)	24,138	1,426,033
SGS SA (Registered)	793	2,112,627

		3,538,660

Real Estate Management & Development 0.0%†
Swiss Prime Site AG (Registered)*	10,305	947,960

Semiconductors & Semiconductor Equipment 0.1%
STMicroelectronics NV	101,733	2,260,501

Software 0.1%
Temenos AG (Registered)*	8,971	1,356,605

Specialty Retail 0.0%†
Dufry AG (Registered)* (a)	5,330	679,386

Textiles, Apparel & Luxury Goods 0.4%
Cie Financiere Richemont SA (Registered)	77,493	6,564,960
Swatch Group AG (The) (a)	4,578	2,174,576

Common Stocks (continued)

	Shares	Value

SWITZERLAND (continued)
Textiles, Apparel & Luxury Goods (continued)
Swatch Group AG (The) (Registered)	8,353	$723,247

		9,462,783

Trading Companies & Distributors 0.1%
Ferguson plc	35,170	2,853,832

		180,604,036

UNITED ARAB EMIRATES 0.0%†
Health Care Providers & Services 0.0%†
NMC Health plc	15,489	730,938

UNITED KINGDOM 14.5%
Aerospace & Defense 0.4%
BAE Systems plc	472,965	4,036,118
Meggitt plc	118,344	770,249
Rolls-Royce Holdings plc*	245,920	3,205,227
Rolls-Royce plc (Preference)* (c)	15,327,480	20,228

		8,031,822

Air Freight & Logistics 0.0%†
Royal Mail plc	133,609	890,388

Airlines 0.1%
easyJet plc	24,296	534,646
International Consolidated Airlines Group SA	92,109	807,976

		1,342,622

Automobiles 0.1%
Fiat Chrysler Automobiles NV*	159,752	3,041,034

Banks 2.3%
Barclays plc	2,530,319	6,309,501
HSBC Holdings plc	2,981,005	27,951,948
Lloyds Banking Group plc	10,683,852	8,888,169
NatWest Markets plc*	712,837	2,408,496
Standard Chartered plc	417,447	3,814,238

		49,372,352

Beverages 0.7%
Coca-Cola European Partners plc	32,909	1,337,422
Diageo plc	366,484	13,155,193

		14,492,615

Capital Markets 0.4%
3i Group plc	144,427	1,715,911
Hargreaves Lansdown plc	43,185	1,123,266
London Stock Exchange Group plc	48,179	2,838,553
Quilter plc Reg. S* (b)	244,084	466,830
Schroders plc	18,455	768,936
St James’s Place plc	80,885	1,224,488

		8,137,984

Chemicals 0.1%
Croda International plc	19,506	1,235,806
Johnson Matthey plc	28,731	1,370,318

		2,606,124

Commercial Services & Supplies 0.1%
Babcock International Group plc	40,206	433,594
G4S plc	232,820	821,356

		1,254,950

18

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Diversified Financial Services 0.1%
Standard Life Aberdeen plc	397,803	$1,709,513

Diversified Telecommunication Services 0.2%
BT Group plc	1,251,485	3,600,935

Electric Utilities 0.1%
SSE plc	150,877	2,695,601

Electrical Equipment 0.1%
Melrose Industries plc	719,073	2,017,878

Energy Equipment & Services 0.0%†
John Wood Group plc	103,942	857,885

Equity Real Estate Investment Trusts (REITs) 0.2%
British Land Co. plc (The)	147,106	1,304,815
Hammerson plc	117,758	809,983
Land Securities Group plc	110,054	1,385,404
Segro plc	148,889	1,315,122

		4,815,324

Food & Staples Retailing 0.3%
J Sainsbury plc	271,961	1,152,460
Tesco plc	1,444,312	4,891,926
Wm Morrison Supermarkets plc	338,348	1,124,061

		7,168,447

Food Products 0.1%
Associated British Foods plc	52,887	1,906,854

Health Care Equipment & Supplies 0.1%
ConvaTec Group plc Reg. S (b)	205,424	575,354
Smith & Nephew plc	129,845	2,387,856

		2,963,210

Hotels, Restaurants & Leisure 0.5%
Compass Group plc	235,017	5,006,852
GVC Holdings plc	80,741	1,118,796
InterContinental Hotels Group plc	26,795	1,666,951
Merlin Entertainments plc	97,722	498,601
Whitbread plc	27,230	1,422,484

		9,713,684

Household Durables 0.2%
Barratt Developments plc	150,297	1,022,026
Berkeley Group Holdings plc	19,281	962,959
Persimmon plc	45,817	1,531,214
Taylor Wimpey plc	485,740	1,146,583

		4,662,782

Household Products 0.4%
Reckitt Benckiser Group plc	99,226	8,156,913

Industrial Conglomerates 0.1%
DCC plc	13,242	1,204,596
Smiths Group plc	58,748	1,316,079

		2,520,675

Insurance 0.9%
Admiral Group plc	28,333	712,668
Aviva plc	595,490	3,959,871
Direct Line Insurance Group plc	209,963	949,781
Legal & General Group plc	884,518	3,104,206
Prudential plc	388,227	8,870,479
RSA Insurance Group plc	155,039	1,389,858

		18,986,863

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Internet Software & Services 0.0%†
Auto Trader Group plc Reg. S (b)	133,462	$750,044

Machinery 0.1%
CNH Industrial NV	151,833	1,608,671
Weir Group plc (The)	36,127	953,073

		2,561,744

Media 0.5%
Informa plc	186,165	2,051,075
ITV plc	537,830	1,234,623
Pearson plc	119,801	1,393,023
Sky plc	153,117	2,953,266
WPP plc	187,473	2,950,094

		10,582,081

Multiline Retail 0.1%
Marks & Spencer Group plc	232,060	903,009
Next plc	21,700	1,732,325

		2,635,334

Multi-Utilities 0.3%
Centrica plc	835,998	1,738,957
National Grid plc	502,574	5,560,217

		7,299,174

Oil, Gas & Consumable Fuels 1.0%
BP plc	2,967,228	22,593,118

Paper & Forest Products 0.1%
Mondi plc	54,518	1,468,562

Personal Products 1.1%
Unilever NV, CVA	229,895	12,815,396
Unilever plc	182,895	10,117,193

		22,932,589

Pharmaceuticals 1.3%
AstraZeneca plc	187,935	13,011,710
GlaxoSmithKline plc	738,611	14,902,057

		27,913,767

Professional Services 0.5%
Experian plc	137,173	3,392,391
Intertek Group plc	23,959	1,806,901
RELX NV	143,402	3,052,604
RELX plc	157,911	3,380,636

		11,632,532

Software 0.1%
Micro Focus International plc	64,976	1,129,868
Sage Group plc (The)	160,524	1,325,686

		2,455,554

Specialty Retail 0.1%
Kingfisher plc	321,663	1,260,413

Textiles, Apparel & Luxury Goods 0.1%
Burberry Group plc	63,347	1,803,177

Tobacco 1.0%
British American Tobacco plc	342,697	17,307,540
Imperial Brands plc	141,638	5,273,933

		22,581,473

19

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Trading Companies & Distributors 0.2%
Ashtead Group plc	74,112	$2,207,521
Bunzl plc	51,244	1,551,814
Travis Perkins plc	40,162	753,782

		4,513,117

Water Utilities 0.1%
Severn Trent plc	35,546	927,779
United Utilities Group plc	101,456	1,021,623

		1,949,402

Wireless Telecommunication Services 0.4%
Vodafone Group plc	3,959,836	9,595,384

		315,473,920

UNITED STATES 0.5%
Biotechnology 0.3%
Shire plc	134,891	7,585,951

Hotels, Restaurants & Leisure 0.1%
Carnival plc	27,459	1,570,718

Life Sciences Tools & Services 0.1%
QIAGEN NV*	35,655	1,298,170

		10,454,839

Total Common Stocks (cost $1,788,578,549)		2,133,017,547

Rights 0.0%†

	Number of Rights

ITALY 0.0%†
Banks 0.0%†
Intesa Sanpaolo SpA, expiring at an exercise price of $0.00 on 7/17/2018* (c)	2,151,761	0

SPAIN 0.0%†
Construction & Engineering 0.0%†
ACS Actividades de Construccion y Servicios SA, expiring at an exercise price of $0.00 on 7/6/2018*	38,075	39,217

Oil, Gas & Consumable Fuels 0.0%†
Repsol SA, expiring at an exercise price of $1.00 on 7/6/2018* (a)	197,083	111,878

		151,095

Total Rights (cost $150,725)		151,095

Repurchase Agreements 1.0%

	Principal Amount

ML Pierce Fenner & Smith, Inc., 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $7,944,093, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $8,101,543. (f)(g)	$7,942,689	$7,942,689
NatWest Markets Securities, Inc., 1.90%, dated 6/27/2018, due 7/3/2018, repurchase price $4,001,267, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.63%, maturing 3/31/2020 - 8/15/2043; total market value $4,080,072. (f)(g)	4,000,000	4,000,000
Nomura Securities International, Inc., 2.10%, dated 6/29/2018, due 7/2/2018, repurchase price $5,000,876, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 8.00%, maturing 7/31/2018 - 8/15/2047; total market value $5,100,000. (f)(g)	5,000,000	5,000,000
Pershing LLC, 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $5,000,859, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 11.50%, maturing 7/25/2019 - 4/20/2068; total market value $5,100,000. (f)(g)	5,000,000	5,000,000

Total Repurchase Agreements (cost $21,942,689)		21,942,689

Total Investments (cost $1,810,671,963) — 99.3%		2,155,111,331

Other assets in excess of liabilities — 0.7%		14,608,678

NET ASSETS — 100.0%		$2,169,720,009

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at June 30, 2018. The total value of securities on loan at June 30, 2018 was $27,938,286, which was collateralized by cash used to purchase repurchase agreements with a total value of $21,942,689 and by $7,979,992 of collateral in the form of U.S Government Treasury Securities, interest rates ranging from 0.00% – 6.00%, and maturity dates ranging from 7/12/2018 – 5/15/2047, a total value of $29,922,681.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at June 30, 2018 was $16,171,132 which represents 0.75% of net assets.

20

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT International Index Fund (Continued)

(c)	Fair valued security.

(d)	Illiquid security as deemed by the procedures approved by the Board of Trustees (unaudited).

(e)	Value determined using significant unobservable inputs.

(f)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2018 was $21,942,689.

(g)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

CHDI	Clearing House Electronic Sub register System (CHESS) Depository Interest

CVA	Dutch Certification
FDR	Fiduciary Depositary Receipt

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Reg.	S Regulation S – Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

SDR	Swedish Depository Receipt

Futures contracts outstanding as of June 30, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	342	9/2018	EUR	13,543,234	(220,135)
FTSE 100 Index	86	9/2018	GBP	8,627,588	(15,581)
SGX Nikkei 225 Index	85	9/2018	JPY	8,537,235	(89,238)
SPI 200 Index	38	9/2018	AUD	4,322,336	40,641

					(284,313)

At June 30, 2018, the Fund had $1,475,007 segregated in foreign currency as collateral with the broker for open futures contracts.

Currency:

AUD	Australian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen

The accompanying notes are an integral part of these financial statements.

21

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT International Index Fund
Assets:
Investment securities, at value* (cost $1,788,729,274)	$2,133,168,642
Repurchase agreements, at value (cost $21,942,689)	21,942,689
Cash	1,872,171
Deposits with broker for futures contracts	1,451,007
Foreign currencies, at value (cost $28,256,042)	28,158,833
Interest and dividends receivable	4,356,373
Security lending income receivable	105,172
Receivable for investments sold	205
Receivable for capital shares issued	239,883
Reclaims receivable	3,118,937
Receivable for variation margin on futures contracts	548,732
Prepaid expenses	15,484

Total Assets	2,194,978,128

Liabilities:
Payable for investments purchased	649,522
Payable for capital shares redeemed	2,071,536
Payable upon return of securities loaned (Note 2)	21,942,689
Accrued expenses and other payables:
Investment advisory fees	420,493
Fund administration fees	64,737
Distribution fees	33,661
Administrative servicing fees	34,810
Accounting and transfer agent fees	1,391
Custodian fees	12,682
Compliance program costs (Note 3)	1,862
Professional fees	18,843
Printing fees	5,893

Total Liabilities	25,258,119

Net Assets	$2,169,720,009

Represented by:
Capital	$1,851,456,815
Accumulated undistributed net investment income	38,641,568
Accumulated net realized losses from investment securities, futures contracts and foreign currency transactions	(64,401,529)
Net unrealized appreciation/(depreciation) in investment securities	344,439,368
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(284,313)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(131,900)

Net Assets	$2,169,720,009

*	Includes value of securities on loan of $27,938,286 (Note 2).

22

Statement of Assets and Liabilities (Continued)

June 30, 2018 (Unaudited)

NVIT International Index Fund
Net Assets:
Class I Shares	$151,054,549
Class II Shares	17,942,526
Class VIII Shares	91,531,196
Class Y Shares	1,909,191,738

Total	$2,169,720,009

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	14,939,091
Class II Shares	1,777,913
Class VIII Shares	9,119,757
Class Y Shares	188,371,584

Total	214,208,345

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.11
Class II Shares	$10.09
Class VIII Shares	$10.04
Class Y Shares	$10.14

The accompanying notes are an integral part of these financial statements.

23

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT International Index Fund
INVESTMENT INCOME:
Dividend income	$45,772,460
Income from securities lending (Note 2)	651,152
Foreign tax withholding	(4,441,964)

Total Income	41,981,648

EXPENSES:
Investment advisory fees	2,398,138
Fund administration fees	293,580
Distribution fees Class II Shares	22,499
Distribution fees Class VIII Shares	177,794
Administrative servicing fees Class I Shares	116,036
Administrative servicing fees Class II Shares	9,441
Administrative servicing fees Class VIII Shares	66,673
Professional fees	60,486
Printing fees	7,945
Trustee fees	30,909
Custodian fees	42,485
Accounting and transfer agent fees	9,634
Compliance program costs (Note 3)	3,919
Other	76,213

Total Expenses	3,315,752

NET INVESTMENT INCOME	38,665,896

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	12,921,397
Expiration or closing of futures contracts (Note 2)	1,337,979
Foreign currency transactions (Note 2)	(500,801)

Net realized gains	13,758,575

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(112,316,565)
Futures contracts (Note 2)	(334,976)
Translation of assets and liabilities denominated in foreign currencies	(442,563)

Net change in unrealized appreciation/depreciation	(113,094,104)

Net realized/unrealized losses	(99,335,529)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(60,669,633)

The accompanying notes are an integral part of these financial statements.

24

Statements of Changes in Net Assets

	NVIT International Index Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$38,665,896	$53,467,643
Net realized gains	13,758,575	77,917,055
Net change in unrealized appreciation/depreciation	(113,094,104)	317,384,660

Change in net assets resulting from operations	(60,669,633)	448,769,358

Distributions to Shareholders From:
Net investment income:
Class I	–	(3,914,564)
Class II	–	(422,182)
Class VIII	–	(1,988,614)
Class Y	–	(49,291,411)

Change in net assets from shareholder distributions	–	(55,616,771)

Change in net assets from capital transactions	212,900,343	(265,356,830)

Change in net assets	152,230,710	127,795,757

Net Assets:
Beginning of period	2,017,489,299	1,889,693,542

End of period	$2,169,720,009	$2,017,489,299

Accumulated undistributed (distributions in excess of) net investment income at end of period	$38,641,568	$(24,328)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$23,188,579	$63,408,433
Dividends reinvested	–	3,914,564
Cost of shares redeemed	(17,757,590)	(25,777,113)

Total Class I Shares	5,430,989	41,545,884

Class II Shares
Proceeds from shares issued	1,332,554	7,902,109
Dividends reinvested	–	422,182
Cost of shares redeemed	(719,104)	(1,960,304)

Total Class II Shares	613,450	6,363,987

Class VIII Shares
Proceeds from shares issued	10,475,657	18,792,460
Dividends reinvested	–	1,988,614
Cost of shares redeemed	(2,414,517)	(6,437,560)

Total Class VIII Shares	8,061,140	14,343,514

Class Y Shares
Proceeds from shares issued	294,037,776	49,595,823
Dividends reinvested	–	49,291,411
Cost of shares redeemed	(95,243,012)	(426,497,449)

Total Class Y Shares	198,794,764	(327,610,215)

Change in net assets from capital transactions	$212,900,343	$(265,356,830)

25

Statements of Changes in Net Assets (Continued)

	NVIT International Index Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	2,225,789	6,624,412
Reinvested	–	381,472
Redeemed	(1,702,115)	(2,638,191)

Total Class I Shares	523,674	4,367,693

Class II Shares
Issued	127,902	798,113
Reinvested	–	41,175
Redeemed	(68,763)	(199,843)

Total Class II Shares	59,139	639,445

Class VIII Shares
Issued	1,014,467	1,949,723
Reinvested	–	194,873
Redeemed	(231,418)	(663,526)

Total Class VIII Shares	783,049	1,481,070

Class Y Shares
Issued	27,801,990	5,081,445
Reinvested	–	4,794,972
Redeemed	(9,011,001)	(43,425,081)

Total Class Y Shares	18,790,989	(33,548,664)

Total change in shares	20,156,851	(27,060,456)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

26

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT International Index Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (b)(e)
Class I Shares
Six Months Ended June 30, 2018 (Unaudited)	$10.38	0.19	(0.46)	(0.27)	–	–	$10.11	(2.60%	)	$151,054,549	0.44%	3.69%	0.44%	3.11%
Year Ended December 31, 2017	$8.54	0.24	1.88	2.12	(0.28)	(0.28)	$10.38	24.88%		$149,692,499	0.44%	2.48%	0.44%	4.72%
Year Ended December 31, 2016	$8.70	0.24	(0.16)	0.08	(0.24)	(0.24)	$8.54	0.92%		$85,775,861	0.45%	2.76%	0.45%	4.88%
Year Ended December 31, 2015	$9.02	0.22	(0.31)	(0.09)	(0.23)	(0.23)	$8.70	(0.96%	)	$57,974,996	0.45%	2.40%	0.45%	4.35%
Period Ended December 31, 2014 (f)	$10.01	0.23	(1.01)	(0.78)	(0.21)	(0.21)	$9.02	(7.83%	)	$15,638,520	0.44%	2.32%	0.44%	3.98%

Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$10.37	0.18	(0.46)	(0.28)	–	–	$10.09	(2.70%	)	$17,942,526	0.64%	3.46%	0.64%	3.11%
Year Ended December 31, 2017	$8.54	0.21	1.88	2.09	(0.26)	(0.26)	$10.37	24.56%		$17,831,979	0.69%	2.18%	0.69%	4.72%
Year Ended December 31, 2016	$8.69	0.23	(0.16)	0.07	(0.22)	(0.22)	$8.54	0.75%		$9,213,339	0.70%	2.66%	0.70%	4.88%
Year Ended December 31, 2015	$9.00	0.23	(0.35)	(0.12)	(0.19)	(0.19)	$8.69	(1.26%	)	$11,918,143	0.67%	2.47%	0.67%	4.35%
Year Ended December 31, 2014	$9.89	0.34	(0.94)	(0.60)	(0.29)	(0.29)	$9.00	(6.12%	)	$11,995,318	0.70%	3.46%	0.70%	3.98%
Year Ended December 31, 2013	$8.37	0.21	1.57	1.78	(0.26)	(0.26)	$9.89	21.36%		$16,662,095	0.70%	2.27%	0.70%	5.67%

Class VIII Shares
Six Months Ended June 30, 2018 (Unaudited)	$10.33	0.17	(0.46)	(0.29)	–	–	$10.04	(2.81%	)	$91,531,196	0.84%	3.29%	0.84%	3.11%
Year Ended December 31, 2017	$8.50	0.20	1.87	2.07	(0.24)	(0.24)	$10.33	24.46%		$86,101,860	0.84%	2.08%	0.84%	4.72%
Year Ended December 31, 2016	$8.66	0.21	(0.16)	0.05	(0.21)	(0.21)	$8.50	0.52%		$58,248,441	0.85%	2.44%	0.85%	4.88%
Year Ended December 31, 2015	$8.97	0.21	(0.34)	(0.13)	(0.18)	(0.18)	$8.66	(1.39%	)	$54,681,371	0.84%	2.24%	0.84%	4.35%
Year Ended December 31, 2014	$9.86	0.27	(0.87)	(0.60)	(0.29)	(0.29)	$8.97	(6.19%	)	$43,497,497	0.85%	2.83%	0.85%	3.98%
Year Ended December 31, 2013	$8.36	0.19	1.55	1.74	(0.24)	(0.24)	$9.86	21.01%		$36,745,163	0.85%	2.09%	0.85%	5.67%

Class Y Shares
Six Months Ended June 30, 2018 (Unaudited)	$10.40	0.20	(0.46)	(0.26)	–	–	$10.14	(2.50%	)	$1,909,191,738	0.29%	3.81%	0.29%	3.11%
Year Ended December 31, 2017	$8.55	0.26	1.88	2.14	(0.29)	(0.29)	$10.40	25.13%		$1,763,862,961	0.29%	2.71%	0.29%	4.72%
Year Ended December 31, 2016	$8.71	0.26	(0.17)	0.09	(0.25)	(0.25)	$8.55	1.03%		$1,736,455,901	0.30%	3.00%	0.30%	4.88%
Year Ended December 31, 2015	$9.01	0.26	(0.33)	(0.07)	(0.23)	(0.23)	$8.71	(0.74%	)	$1,699,931,064	0.30%	2.79%	0.30%	4.35%
Year Ended December 31, 2014	$9.91	0.34	(0.90)	(0.56)	(0.34)	(0.34)	$9.01	(5.76%	)	$1,649,875,622	0.30%	3.42%	0.30%	3.98%
Year Ended December 31, 2013	$8.39	0.25	1.56	1.81	(0.29)	(0.29)	$9.91	21.72%		$1,650,757,852	0.30%	2.73%	0.30%	5.67%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

27

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT International Index Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, other unaffiliated insurance companies, and other series of the Trust that operate as fund-of-funds, such as the NVIT Investor Destinations Funds.

The Fund currently offers Class I, Class II, Class VIII, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights and class names or designations.

The Fund is a diversified fund as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

28

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have

29

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise; they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$29,973,395	$—	$29,973,395
Air Freight & Logistics	—	7,922,929	—	7,922,929
Airlines	—	4,257,884	—	4,257,884
Auto Components	—	25,863,364	—	25,863,364
Automobiles	—	72,551,198	—	72,551,198
Banks	—	240,301,480	—	240,301,480
Beverages	1,337,422	48,918,817	—	50,256,239
Biotechnology	—	19,932,055	—	19,932,055
Building Products	—	16,211,432	—	16,211,432
Capital Markets	466,830	53,381,164	—	53,847,994
Chemicals	—	82,893,789	—	82,893,789
Commercial Services & Supplies	—	10,674,261	—	10,674,261
Communications Equipment	—	8,323,112	—	8,323,112
Construction & Engineering	—	19,970,034	—	19,970,034
Construction Materials	—	13,531,390	—	13,531,390
Consumer Finance	—	867,005	—	867,005
Containers & Packaging	—	3,544,962	—	3,544,962
Distributors	—	325,512	—	325,512
Diversified Consumer Services	—	411,247	—	411,247
Diversified Financial Services	—	16,199,110	—	16,199,110
Diversified Telecommunication Services	—	44,942,110	—	44,942,110
Electric Utilities	—	36,909,111	—	36,909,111
Electrical Equipment	—	30,992,072	—	30,992,072
Electronic Equipment, Instruments & Components	—	33,031,768	—	33,031,768
Energy Equipment & Services	—	2,171,506	—	2,171,506
Equity Real Estate Investment Trusts (REITs)	4,453,536	28,417,957	—	32,871,493
Food & Staples Retailing	—	35,818,186	—	35,818,186
Food Products	—	63,008,307	—	63,008,307
Gas Utilities	—	8,388,725	—	8,388,725
Health Care Equipment & Supplies	—	32,637,255	—	32,637,255

30

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Health Care Providers & Services	$—	$13,758,829	$—	$13,758,829
Health Care Technology	—	1,281,747	—	1,281,747
Hotels, Restaurants & Leisure	1,024,240	32,058,534	—	33,082,774
Household Durables	—	27,134,842	—	27,134,842
Household Products	—	17,853,612	—	17,853,612
Independent Power and Renewable Electricity Producers	—	1,752,631	—	1,752,631
Industrial Conglomerates	2,914,937	28,015,430	—	30,930,367
Insurance	—	111,973,458	—	111,973,458
Internet & Direct Marketing Retail	—	2,849,398	—	2,849,398
Internet Software & Services	—	3,992,039	—	3,992,039
IT Services	—	19,058,159	—	19,058,159
Leisure Products	—	4,613,003	—	4,613,003
Life Sciences Tools & Services	—	5,149,155	—	5,149,155
Machinery	1,576,468	53,192,750	—	54,769,218
Marine	—	3,982,701	—	3,982,701
Media	—	25,612,632	—	25,612,632
Metals & Mining	—	67,400,094	—	67,400,094
Multiline Retail	—	7,153,557	—	7,153,557
Multi-Utilities	—	21,678,087	—	21,678,087
Oil, Gas & Consumable Fuels	—	127,018,192	—	127,018,192
Paper & Forest Products	—	6,646,800	—	6,646,800
Personal Products	—	46,179,405	—	46,179,405
Pharmaceuticals	3,499,843	150,942,965	—	154,442,808
Professional Services	—	27,229,757	—	27,229,757
Real Estate Management & Development	1,128,960	41,231,263	—	42,360,223
Road & Rail	—	25,508,854	—	25,508,854
Semiconductors & Semiconductor Equipment	5,606,862	26,974,446	—	32,581,308
Software	1,896,066	34,757,664	—	36,653,730
Specialty Retail	—	17,496,385	—	17,496,385
Technology Hardware, Storage & Peripherals	—	11,182,310	—	11,182,310
Textiles, Apparel & Luxury Goods	—	47,108,109	—	47,108,109
Tobacco	—	28,479,162	—	28,479,162
Trading Companies & Distributors	1,079,697	29,734,549	—	30,814,246
Transportation Infrastructure	—	12,066,837	—	12,066,837
Water Utilities	—	1,949,402	—	1,949,402
Wireless Telecommunication Services	—	32,644,791	—	32,644,791
Total Common Stocks	$24,984,861	$2,108,032,686	$—	$2,133,017,547
Futures Contracts	40,641	—	—	40,641
Repurchase Agreements	—	21,942,689	—	21,942,689
Rights	151,095	—	—	151,095
Total Assets	$25,176,597	$2,129,975,375	$—	$2,155,151,972
Liabilities:
Futures Contracts	$(324,954)	$—	$—	$(324,954)
Total Liabilities	$(324,954)	$—	$—	$(324,954)
Total	$24,851,643	$2,129,975,375	$—	$2,154,827,018

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

31

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

During the six months ended June 30, 2018, the Fund held one common stock investment that was categorized as Level 3 investment which was valued at $0.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Futures Contracts

The Fund is subject to equity price and currency risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities and foreign currencies. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A

32

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

“purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”.

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2018

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized appreciation from futures contracts	$40,641
Total		$40,641
Liabilities:
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(324,954)
Total		$(324,954)
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2018

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$1,337,979
Total	$1,337,979

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2018

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$(334,976)
Total	$(334,976)

33

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the six months ended June 30, 2018:

Futures Contracts:
Average Notional Balance Long	$25,543,947

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2018, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(d)	Securities Lending

During the six months ended June 30, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2018, were $21,942,689, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan

34

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the six months ended June 30, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2018, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc., 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,833, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $357,000,000.

NatWest Markets Securities, Inc., 1.90%, dated 6/27/2018, due 7/3/2018, repurchase price $225,071,250, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.63%, maturing 3/31/2020 - 8/15/2043; total market value $229,504,042.

Nomura Securities International, Inc., 2.10%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,250, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 8.00%, maturing 7/31/2018 - 8/15/2047; total market value $357,000,008.

Pershing LLC, 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $450,077,250, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 11.50%, maturing 7/25/2019 - 4/20/2068; total market value $459,000,001.

35

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

At June 30, 2018, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$7,942,689	$—	$7,942,689	$(7,942,689)	$—
NatWest Markets Securities, Inc.	4,000,000	—	4,000,000	(4,000,000)	—
Nomura Securities International, Inc.	5,000,000	—	5,000,000	(5,000,000)	—
Pershing LLC	5,000,000	—	5,000,000	(5,000,000)	$—
Total	$21,942,689	$—	$21,942,689	$(21,942,689)	$—

Amounts designated as “—” are zero.

*

At June 30, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any

36

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.245%
$1.5 billion up to $3 billion	0.205%
$3 billion and more	0.195%

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate was 0.23%.

37

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, including acquired fund fees and expenses, (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.34% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $293,580 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s

38

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $3,919.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II shares, and 0.40% of Class VIII shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% for the average daily net assets of Class I, Class II, and Class VIII shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.15%, 0.10%, and 0.15% for Class I, Class II and Class VIII shares, respectively, for a total amount of $192,150.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and

39

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $302,939,177 and sales of $63,302,677 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as

40

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

9.  Federal Tax Information

As of June 30, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,879,426,382	$387,506,741	$(112,106,105)	$275,400,636

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit and Interfund Lending”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

41

Supplemental Information

June 30, 2018 (Unaudited)

NVIT Bond Index Fund

NVIT International Index Fund

NVIT Mid Cap Index Fund

NVIT S&P 500 Index Fund

NVIT Small Cap Index Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the
Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds and expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the Broadridge peer group provided an appropriate comparison.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to

42

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the Board materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during a telephonic meeting in advance of the March 2018 meeting and during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to the Index Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic, and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

The Trustees noted that the performance of each Index Fund for the three-year period ending August 31, 2017 (before expenses and exclusive of securities lending revenue), other than NVIT S&P 500 Index Fund and NVIT Bond Index Fund, was equal to or exceeded that of its benchmark index. With respect to the NVIT S&P 500 Index Fund and NVIT Bond Index Fund, the Trustees considered the Adviser’s statements that each Fund’s performance was adversely affected by the effect of cash flows into and out of each Fund, and that the difference between each Fund’s performance and the performance of its benchmark index appeared to be within an acceptable range. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s performance

43

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

generally supported a recommendation to continue the Advisory Agreements.

The Trustees also considered that the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) was ranked within the first quintile of each Fund’s Broadridge expense group (other than NVIT Mid Cap Index Fund whose actual advisory fee was in the second quintile). After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s levels of expense generally supported a recommendation to continue the Fund’s Advisory Agreements.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that each Fund’s advisory fee rate schedule is subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements.

44

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

45

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

46

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

47

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

48

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

49

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

50

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

51

Semiannual Report

June 30, 2018 (Unaudited)

NVIT Mid Cap Index Fund

SAR-MCX 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT Mid Cap Index Fund

Asset Allocation†

Common Stocks	98.0%
Repurchase Agreements	8.0%
Futures††	(0.0)%
Liabilities in excess of other assets†††	(6.0)%
100.0%

Top Industries††††

Equity Real Estate Investment Trusts (REITs)	8.5%
Banks	7.5%
Machinery	4.6%
Electronic Equipment, Instruments & Components	4.1%
Insurance	4.0%
Health Care Equipment & Supplies	3.7%
Hotels, Restaurants & Leisure	3.5%
Software	3.3%
Oil, Gas & Consumable Fuels	3.0%
IT Services	3.0%
Other Industries*	54.8%
100.0%

Top Holdings††††

Teleflex, Inc.	0.6%
Domino’s Pizza, Inc.	0.6%
Keysight Technologies, Inc.	0.6%
WellCare Health Plans, Inc.	0.6%
Steel Dynamics, Inc.	0.6%
PTC, Inc.	0.6%
IDEX Corp.	0.6%
Old Dominion Freight Line, Inc.	0.5%
Jack Henry & Associates, Inc.	0.5%
Lamb Weston Holdings, Inc.	0.5%
Other Holdings*	94.3%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Amount rounds to less than 0.1%.

†††	Please refer to the Statement of Assets and Liabilities for additional details.

††††	Percentages indicated are based upon total investments as of June 30, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	NVIT Mid Cap Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Mid Cap Index Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)
Class I Shares	Actual	(b)	1,000.00	1,033.10	2.02	0.40
	Hypothetical	(b)(c)	1,000.00	1,022.81	2.01	0.40
Class II Shares	Actual	(b)	1,000.00	1,032.20	3.07	0.61
	Hypothetical	(b)(c)	1,000.00	1,021.77	3.06	0.61
Class Y Shares	Actual	(b)	1,000.00	1,033.80	1.26	0.25
	Hypothetical	(b)(c)	1,000.00	1,023.55	1.25	0.25

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT Mid Cap Index Fund

Common Stocks 98.0%

	Shares	Value

Aerospace & Defense 1.0%
Curtiss-Wright Corp.	33,688	$4,009,546
Esterline Technologies Corp.*	19,621	1,448,030
KLX, Inc.*	38,669	2,780,301
Teledyne Technologies, Inc.*	27,251	5,424,584

		13,662,461

Airlines 0.3%
JetBlue Airways Corp.*	239,227	4,540,528

Auto Components 0.7%
Dana, Inc.	110,051	2,221,930
Delphi Technologies plc	67,588	3,072,550
Gentex Corp.	208,381	4,796,931

		10,091,411

Automobiles 0.3%
Thor Industries, Inc.	37,323	3,634,887

Banks 8.0%
Associated Banc-Corp.	127,738	3,487,247
BancorpSouth Bank	62,249	2,051,105
Bank of Hawaii Corp. (a)	32,180	2,684,456
Bank of the Ozarks (a)	92,572	4,169,443
Cathay General Bancorp (a)	59,126	2,394,012
Chemical Financial Corp. (a)	53,686	2,988,700
Commerce Bancshares, Inc.	71,197	4,607,158
Cullen/Frost Bankers, Inc.	43,921	4,754,009
East West Bancorp, Inc.	109,975	7,170,370
First Horizon National Corp.	248,929	4,440,893
FNB Corp. (a)	246,050	3,301,991
Fulton Financial Corp.	133,612	2,204,598
Hancock Whitney Corp.	64,923	3,028,658
Home BancShares, Inc. (a)	119,024	2,685,181
International Bancshares Corp.	42,210	1,806,588
MB Financial, Inc. (a)	63,556	2,968,065
PacWest Bancorp	95,370	4,713,185
Pinnacle Financial Partners, Inc.	56,322	3,455,355
Prosperity Bancshares, Inc. (a)	52,740	3,605,306
Signature Bank*	40,873	5,226,839
Sterling Bancorp	171,660	4,034,010
Synovus Financial Corp.	90,652	4,789,145
TCF Financial Corp.	128,337	3,159,657
Texas Capital Bancshares, Inc.*	37,664	3,446,256
Trustmark Corp.	53,243	1,737,319
UMB Financial Corp.	33,883	2,582,901
Umpqua Holdings Corp.	166,571	3,762,839
United Bankshares, Inc. (a)	80,030	2,913,092
Valley National Bancorp	201,542	2,450,751
Webster Financial Corp. (a)	69,766	4,444,094
Wintrust Financial Corp.	43,095	3,751,420

		108,814,643

Beverages 0.1%
Boston Beer Co., Inc. (The), Class A* (a)	6,805	2,039,458

Biotechnology 0.6%
Exelixis, Inc.*	213,897	4,603,063
United Therapeutics Corp.*	33,167	3,752,846

		8,355,909

Common Stocks (continued)

	Shares	Value

Building Products 0.4%
Lennox International, Inc. (a)	28,324	$5,669,049

Capital Markets 2.9%
Eaton Vance Corp.	90,863	4,742,140
Evercore, Inc., Class A (a)	31,219	3,292,044
FactSet Research Systems, Inc. (a)	29,623	5,868,316
Federated Investors, Inc., Class B	71,545	1,668,429
Interactive Brokers Group, Inc., Class A (a)	54,498	3,510,216
Janus Henderson Group plc (a)	137,405	4,222,456
Legg Mason, Inc. (a)	65,091	2,260,610
MarketAxess Holdings, Inc.	28,648	5,668,293
SEI Investments Co.	99,957	6,249,312
Stifel Financial Corp.	54,455	2,845,274

		40,327,090

Chemicals 2.8%
Ashland Global Holdings, Inc. (a)	47,701	3,729,264
Cabot Corp.	47,568	2,938,275
Chemours Co. (The)	135,497	6,010,647
Minerals Technologies, Inc.	26,913	2,027,895
NewMarket Corp. (a)	6,945	2,809,253
Olin Corp.	127,071	3,649,479
PolyOne Corp.	61,778	2,670,045
RPM International, Inc. (a)	102,182	5,959,254
Scotts Miracle-Gro Co. (The) (a)	29,509	2,453,968
Sensient Technologies Corp.	32,221	2,305,413
Valvoline, Inc.	150,148	3,238,692

		37,792,185

Commercial Services & Supplies 1.5%
Brink’s Co. (The)	38,772	3,092,067
Clean Harbors, Inc.* (a)	39,495	2,193,947
Deluxe Corp.	36,407	2,410,507
Healthcare Services Group, Inc. (a)	55,336	2,389,962
Herman Miller, Inc.	45,844	1,554,112
HNI Corp. (a)	33,206	1,235,263
MSA Safety, Inc. (a)	25,579	2,464,281
Pitney Bowes, Inc.	140,595	1,204,899
Rollins, Inc. (a)	73,114	3,844,334

		20,389,372

Communications Equipment 1.3%
ARRIS International plc*	133,207	3,256,245
Ciena Corp.* (a)	109,592	2,905,284
InterDigital, Inc.	25,943	2,098,789
Lumentum Holdings, Inc.* (a)	47,904	2,773,642
NetScout Systems, Inc.*	60,701	1,802,820
Plantronics, Inc.	25,325	1,931,031
ViaSat, Inc.* (a)	41,695	2,740,195

		17,508,006

Construction & Engineering 1.2%
AECOM*	121,567	4,015,358
Dycom Industries, Inc.* (a)	23,650	2,235,161
EMCOR Group, Inc.	44,721	3,406,846
Granite Construction, Inc.	34,593	1,925,446
KBR, Inc.	108,136	1,937,797
Valmont Industries, Inc.	17,230	2,597,423

		16,118,031

5

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Construction Materials 0.3%
Eagle Materials, Inc.	36,251	$3,805,267

Consumer Finance 0.5%
Navient Corp.	199,623	2,601,088
SLM Corp.*	331,528	3,795,995

		6,397,083

Containers & Packaging 1.2%
AptarGroup, Inc.	47,530	4,438,351
Bemis Co., Inc.	69,304	2,925,322
Greif, Inc., Class A	19,617	1,037,543
Owens-Illinois, Inc.*	121,595	2,044,012
Silgan Holdings, Inc.	56,379	1,512,649
Sonoco Products Co.	75,848	3,982,020

		15,939,897

Distributors 0.3%
Pool Corp.	30,831	4,670,896

Diversified Consumer Services 0.8%
Adtalem Global Education, Inc.*	45,353	2,181,479
Graham Holdings Co., Class B	3,365	1,972,227
Service Corp. International	139,671	4,998,825
Sotheby’s*	27,979	1,520,379

		10,672,910

Electric Utilities 1.3%
ALLETE, Inc.	39,065	3,024,022
Hawaiian Electric Industries, Inc. (a)	82,872	2,842,510
IDACORP, Inc.	38,407	3,542,662
OGE Energy Corp. (a)	152,136	5,356,708
PNM Resources, Inc.	60,677	2,360,335

		17,126,237

Electrical Equipment 1.2%
Acuity Brands, Inc.	31,172	3,611,900
EnerSys	32,521	2,427,367
Hubbell, Inc.	41,495	4,387,681
nVent Electric plc*	123,685	3,104,494
Regal Beloit Corp.	33,501	2,740,382

		16,271,824

Electronic Equipment, Instruments & Components 4.4%
Arrow Electronics, Inc.*	67,035	5,046,395
Avnet, Inc.	89,913	3,856,368
Belden, Inc. (a)	30,975	1,893,192
Cognex Corp.	131,178	5,851,851
Coherent, Inc.* (a)	18,784	2,938,193
Jabil, Inc. (a)	130,517	3,610,100
Keysight Technologies, Inc.*	142,375	8,404,396
Littelfuse, Inc.	18,887	4,309,636
National Instruments Corp.	81,051	3,402,521
SYNNEX Corp.	22,153	2,137,986
Tech Data Corp.*	26,564	2,181,436
Trimble, Inc.*	189,712	6,230,142
VeriFone Systems, Inc.* (a)	83,451	1,904,352
Vishay Intertechnology, Inc. (a)	100,510	2,331,832
Zebra Technologies Corp., Class A*	40,669	5,825,834

		59,924,234

Common Stocks (continued)

	Shares	Value

Energy Equipment & Services 2.1%
Apergy Corp.*	59,448	$2,481,954
Core Laboratories NV	33,472	4,224,501
Diamond Offshore Drilling, Inc.* (a)	48,967	1,021,452
Dril-Quip, Inc.*	28,941	1,487,567
Ensco plc, Class A (a)	332,515	2,414,059
McDermott International, Inc.*	136,978	2,691,618
Nabors Industries Ltd. (a)	272,934	1,749,507
Oceaneering International, Inc. (a)	74,823	1,904,994
Patterson-UTI Energy, Inc.	170,645	3,071,610
Rowan Cos. plc, Class A*	86,746	1,407,020
Superior Energy Services, Inc.*	117,181	1,141,343
Transocean Ltd.* (a)	334,012	4,489,121

		28,084,746

Equity Real Estate Investment Trusts (REITs) 9.0%
Alexander & Baldwin, Inc.	51,646	1,213,681
American Campus Communities, Inc.	104,108	4,464,151
Camden Property Trust	70,684	6,441,433
CoreCivic, Inc.	90,751	2,168,041
CoreSite Realty Corp.	26,251	2,909,136
Corporate Office Properties Trust	77,321	2,241,536
Cousins Properties, Inc.	319,236	3,093,397
CyrusOne, Inc.	75,495	4,405,888
DCT Industrial Trust, Inc.	71,747	4,787,677
Douglas Emmett, Inc.	121,655	4,888,098
Education Realty Trust, Inc.	57,742	2,396,293
EPR Properties	48,857	3,165,445
First Industrial Realty Trust, Inc.	95,455	3,182,470
GEO Group, Inc. (The)	94,432	2,600,657
Healthcare Realty Trust, Inc.	95,357	2,772,982
Highwoods Properties, Inc.	78,786	3,996,814
Hospitality Properties Trust	124,391	3,558,826
JBG SMITH Properties	70,984	2,588,786
Kilroy Realty Corp.	75,298	5,695,541
Lamar Advertising Co., Class A	64,015	4,372,865
LaSalle Hotel Properties	84,124	2,879,565
Liberty Property Trust	111,962	4,963,275
Life Storage, Inc.	35,038	3,409,548
Mack-Cali Realty Corp.	68,985	1,399,016
Medical Properties Trust, Inc.	276,268	3,878,803
National Retail Properties, Inc.	116,463	5,119,713
Omega Healthcare Investors, Inc.	151,282	4,689,742
PotlatchDeltic Corp.	45,121	2,294,403
Quality Care Properties, Inc.*	70,795	1,522,800
Rayonier, Inc.	98,588	3,814,370
Sabra Health Care REIT, Inc.	135,079	2,935,267
Senior Housing Properties Trust	180,048	3,257,068
Tanger Factory Outlet Centers, Inc.	71,928	1,689,589
Taubman Centers, Inc.	45,769	2,689,386
Uniti Group, Inc.	124,122	2,486,164
Urban Edge Properties	80,289	1,836,209
Weingarten Realty Investors	90,659	2,793,204

		122,601,839

Food & Staples Retailing 0.5%
Casey’s General Stores, Inc.	28,612	3,006,549
Sprouts Farmers Market, Inc.* (a)	94,399	2,083,386
United Natural Foods, Inc.* (a)	39,444	1,682,681

		6,772,616

6

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Food Products 2.2%
Flowers Foods, Inc. (a)	139,629	$2,908,472
Hain Celestial Group, Inc. (The)*	78,624	2,342,995
Ingredion, Inc.	54,615	6,045,881
Lamb Weston Holdings, Inc.	111,340	7,627,903
Lancaster Colony Corp.	14,726	2,038,373
Post Holdings, Inc.* (a)	51,198	4,404,052
Sanderson Farms, Inc.	15,437	1,623,201
Tootsie Roll Industries, Inc. (a)	13,878	428,136
TreeHouse Foods, Inc.*	42,732	2,243,857

		29,662,870

Gas Utilities 2.2%
Atmos Energy Corp.	84,616	7,627,286
National Fuel Gas Co.	64,688	3,425,876
New Jersey Resources Corp.	66,654	2,982,767
ONE Gas, Inc.	39,644	2,962,993
Southwest Gas Holdings, Inc.	36,382	2,774,855
UGI Corp.	131,032	6,822,836
WGL Holdings, Inc.	39,134	3,473,143

		30,069,756

Health Care Equipment & Supplies 3.9%
Cantel Medical Corp.	26,896	2,645,491
Globus Medical, Inc., Class A*	55,848	2,818,090
Haemonetics Corp.*	39,733	3,563,255
Halyard Health, Inc.*	35,775	2,048,119
Hill-Rom Holdings, Inc.	50,545	4,414,600
ICU Medical, Inc.*	11,618	3,411,626
Integra LifeSciences Holdings Corp.*	53,754	3,462,295
LivaNova plc*	33,216	3,315,621
Masimo Corp.*	36,040	3,519,306
NuVasive, Inc.* (a)	38,803	2,022,412
STERIS plc	64,515	6,774,720
Teleflex, Inc.	34,699	9,306,619
West Pharmaceutical Services, Inc.	55,872	5,547,531

		52,849,685

Health Care Providers & Services 2.3%
Acadia Healthcare Co., Inc.* (a)	61,764	2,526,765
Chemed Corp.	12,120	3,900,337
Encompass Health Corp.	75,299	5,099,248
LifePoint Health, Inc.*	30,238	1,475,615
MEDNAX, Inc.*	71,973	3,114,992
Molina Healthcare, Inc.* (a)	36,279	3,553,165
Patterson Cos., Inc. (a)	62,696	1,421,318
Tenet Healthcare Corp.*	61,179	2,053,779
WellCare Health Plans, Inc.*	33,703	8,299,027

		31,444,246

Health Care Technology 0.4%
Allscripts Healthcare Solutions, Inc.*	135,940	1,631,280
Medidata Solutions, Inc.* (a)	44,730	3,603,449

		5,234,729

Hotels, Restaurants & Leisure 3.7%
Boyd Gaming Corp.	62,829	2,177,653
Brinker International, Inc. (a)	33,441	1,591,792
Cheesecake Factory, Inc. (The) (a)	33,014	1,817,751
Churchill Downs, Inc.	8,621	2,556,126

Common Stocks (continued)

	Shares	Value

Hotels, Restaurants & Leisure (continued)
Cracker Barrel Old Country Store, Inc. (a)	18,291	$2,857,237
Domino’s Pizza, Inc.	32,214	9,089,824
Dunkin’ Brands Group, Inc. (a)	63,217	4,366,398
ILG, Inc.	80,481	2,658,287
International Speedway Corp., Class A	18,980	848,406
Jack in the Box, Inc. (a)	21,693	1,846,508
Papa John’s International, Inc.	18,541	940,400
Scientific Games Corp.* (a)	40,780	2,004,337
Six Flags Entertainment Corp. (a)	59,199	4,146,890
Texas Roadhouse, Inc.	49,659	3,253,161
Wendy’s Co. (The)	136,704	2,348,575
Wyndham Destinations, Inc.	75,813	3,356,242
Wyndham Hotels & Resorts, Inc.	75,813	4,460,079

		50,319,666

Household Durables 1.5%
Helen of Troy Ltd.*	20,285	1,997,058
KB Home	64,317	1,751,995
NVR, Inc.*	2,567	7,624,889
Tempur Sealy International, Inc.* (a)	34,609	1,662,962
Toll Brothers, Inc.	107,589	3,979,717
TRI Pointe Group, Inc.* (a)	115,313	1,886,521
Tupperware Brands Corp.	38,945	1,606,092

		20,509,234

Household Products 0.2%
Energizer Holdings, Inc. (a)	45,093	2,839,055

Industrial Conglomerates 0.4%
Carlisle Cos., Inc.	46,765	5,065,117

Insurance 4.3%
Alleghany Corp. (a)	11,646	6,696,101
American Financial Group, Inc.	52,988	5,687,202
Aspen Insurance Holdings Ltd.	45,537	1,853,356
Brown & Brown, Inc.	175,006	4,852,916
CNO Financial Group, Inc.	129,247	2,460,863
First American Financial Corp.	83,261	4,306,259
Genworth Financial, Inc., Class A*	387,630	1,744,335
Hanover Insurance Group, Inc. (The)	32,498	3,885,461
Kemper Corp. (a)	37,139	2,809,565
Mercury General Corp. (a)	27,654	1,259,916
Old Republic International Corp.	190,008	3,783,059
Primerica, Inc.	33,803	3,366,779
Reinsurance Group of America, Inc.	49,081	6,551,332
RenaissanceRe Holdings Ltd.	30,744	3,699,118
WR Berkley Corp.	73,431	5,317,139

		58,273,401

Internet Software & Services 0.6%
Cars.com, Inc.* (a)	54,499	1,547,227
j2 Global, Inc. (a)	37,323	3,232,545
LogMeIn, Inc.	39,490	4,077,342

		8,857,114

IT Services 3.1%
Acxiom Corp.*	60,079	1,799,366
Convergys Corp.	71,294	1,742,425

7

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

IT Services (continued)
CoreLogic, Inc.*	61,799	$3,207,368
Jack Henry & Associates, Inc.	58,869	7,674,163
Leidos Holdings, Inc.	108,665	6,411,235
MAXIMUS, Inc.	49,578	3,079,290
Perspecta, Inc.	107,642	2,212,043
Sabre Corp.	192,672	4,747,438
Science Applications International Corp.	32,441	2,625,450
Teradata Corp.* (a)	92,100	3,697,815
WEX, Inc.*	30,374	5,785,640

		42,982,233

Leisure Products 0.7%
Brunswick Corp.	66,396	4,281,214
Polaris Industries, Inc.	44,731	5,465,234

		9,746,448

Life Sciences Tools & Services 1.3%
Bio-Rad Laboratories, Inc., Class A*	15,430	4,452,172
Bio-Techne Corp.	28,666	4,241,135
Charles River Laboratories International, Inc.*	36,520	4,099,735
PRA Health Sciences, Inc.*	38,591	3,602,856
Syneos Health, Inc.* (a)	42,151	1,976,882

		18,372,780

Machinery 4.8%
AGCO Corp.	50,772	3,082,876
Crane Co.	38,166	3,058,242
Donaldson Co., Inc.	98,870	4,461,014
Graco, Inc.	127,863	5,781,965
IDEX Corp.	58,418	7,972,889
ITT, Inc.	66,609	3,481,652
Kennametal, Inc. (a)	62,196	2,232,836
Lincoln Electric Holdings, Inc.	46,613	4,090,757
Nordson Corp.	38,928	4,998,745
Oshkosh Corp.	56,311	3,959,790
Terex Corp. (a)	55,027	2,321,589
Timken Co. (The) (a)	52,019	2,265,427
Toro Co. (The)	80,630	4,857,958
Trinity Industries, Inc.	114,905	3,936,645
Wabtec Corp. (a)	65,268	6,434,119
Woodward, Inc. (a)	41,794	3,212,287

		66,148,791

Marine 0.2%
Kirby Corp.* (a)	40,798	3,410,713

Media 1.5%
AMC Networks, Inc., Class A* (a)	34,768	2,162,569
Cable One, Inc. (a)	3,578	2,623,712
Cinemark Holdings, Inc. (a)	80,014	2,806,891
John Wiley & Sons, Inc., Class A	34,208	2,134,579
Live Nation Entertainment, Inc.*	103,417	5,022,964
Meredith Corp. (a)	29,990	1,529,490
New York Times Co. (The), Class A (a)	96,071	2,488,239
TEGNA, Inc.	164,355	1,783,252

		20,551,696

Common Stocks (continued)

	Shares	Value

Metals & Mining 2.3%
Allegheny Technologies, Inc.* (a)	94,547	$2,375,021
Carpenter Technology Corp.	35,637	1,873,437
Commercial Metals Co.	88,780	1,874,146
Compass Minerals International, Inc. (a)	26,222	1,724,096
Reliance Steel & Aluminum Co.	55,347	4,845,076
Royal Gold, Inc.	49,993	4,641,350
Steel Dynamics, Inc.	179,643	8,254,596
United States Steel Corp.	134,638	4,678,671
Worthington Industries, Inc.	33,086	1,388,619

		31,655,012

Multiline Retail 0.4%
Big Lots, Inc.	32,562	1,360,440
Dillard’s, Inc., Class A (a)	15,105	1,427,422
Ollie’s Bargain Outlet Holdings, Inc.*	38,025	2,756,813

		5,544,675

Multi-Utilities 1.0%
Black Hills Corp.	41,265	2,525,831
MDU Resources Group, Inc.	148,723	4,265,376
NorthWestern Corp.	38,512	2,204,812
Vectren Corp.	63,312	4,523,642

		13,519,661

Oil, Gas & Consumable Fuels 3.2%
Callon Petroleum Co.*	169,223	1,817,455
Chesapeake Energy Corp.* (a)	694,527	3,639,321
CNX Resources Corp.* (a)	149,421	2,656,705
Energen Corp.*	74,316	5,411,691
Gulfport Energy Corp.*	118,196	1,485,724
Matador Resources Co.* (a)	78,225	2,350,661
Murphy Oil Corp. (a)	124,601	4,207,776
Oasis Petroleum, Inc.* (a)	205,578	2,666,347
PBF Energy, Inc., Class A	85,119	3,569,040
QEP Resources, Inc.* (a)	181,120	2,220,531
Range Resources Corp.	172,520	2,886,260
SM Energy Co. (a)	78,283	2,011,090
Southwestern Energy Co.*	388,908	2,061,212
World Fuel Services Corp.	51,571	1,052,564
WPX Energy, Inc.*	304,027	5,481,607

		43,517,984

Paper & Forest Products 0.4%
Domtar Corp.	47,496	2,267,459
Louisiana-Pacific Corp.	111,657	3,039,303

		5,306,762

Personal Products 0.4%
Edgewell Personal Care Co.*	41,013	2,069,516
Nu Skin Enterprises, Inc., Class A	42,105	3,292,190

		5,361,706

Pharmaceuticals 0.6%
Akorn, Inc.*	70,963	1,177,276
Catalent, Inc.*	101,052	4,233,068
Mallinckrodt plc* (a)	63,303	1,181,234
Prestige Brands Holdings, Inc.* (a)	40,446	1,552,318

		8,143,896

8

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Professional Services 0.6%
Dun & Bradstreet Corp. (The)	28,246	$3,464,372
ManpowerGroup, Inc.	50,047	4,307,045

		7,771,417

Real Estate Management & Development 0.4%
Jones Lang LaSalle, Inc.	34,557	5,736,116

Road & Rail 1.8%
Avis Budget Group, Inc.*	54,083	1,757,697
Genesee & Wyoming, Inc., Class A*	45,850	3,728,522
Knight-Swift Transportation Holdings, Inc. (a)	97,759	3,735,371
Landstar System, Inc.	32,023	3,496,912
Old Dominion Freight Line, Inc.	51,830	7,720,597
Ryder System, Inc.	40,901	2,939,146
Werner Enterprises, Inc.	34,203	1,284,323

		24,662,568

Semiconductors & Semiconductor Equipment 2.7%
Cirrus Logic, Inc.*	46,454	1,780,582
Cree, Inc.* (a)	76,547	3,182,059
Cypress Semiconductor Corp. (a)	272,998	4,253,309
First Solar, Inc.* (a)	61,566	3,242,065
Integrated Device Technology, Inc.*	99,251	3,164,122
MKS Instruments, Inc.	41,230	3,945,711
Monolithic Power Systems, Inc.	29,555	3,950,617
Silicon Laboratories, Inc.*	32,922	3,279,031
Synaptics, Inc.* (a)	26,091	1,314,204
Teradyne, Inc.	145,735	5,548,131
Versum Materials, Inc.	82,544	3,066,510

		36,726,341

Software 3.5%
ACI Worldwide, Inc.* (a)	88,369	2,180,063
Blackbaud, Inc. (a)	36,948	3,785,322
CDK Global, Inc.	94,435	6,142,997
CommVault Systems, Inc.*	32,215	2,121,358
Fair Isaac Corp.*	22,718	4,391,844
Fortinet, Inc.*	110,118	6,874,667
Manhattan Associates, Inc.*	51,594	2,425,434
PTC, Inc.*	87,885	8,244,492
Tyler Technologies, Inc.*	27,108	6,020,687
Ultimate Software Group, Inc. (The)* (a)	22,146	5,698,387

		47,885,251

Specialty Retail 2.1%
Aaron’s, Inc.	46,817	2,034,199
American Eagle Outfitters, Inc.	127,536	2,965,212
AutoNation, Inc.*	45,452	2,208,058
Bed Bath & Beyond, Inc. (a)	106,702	2,126,037
Dick’s Sporting Goods, Inc. (a)	59,369	2,092,757
Five Below, Inc.*	42,368	4,139,777
Michaels Cos., Inc. (The)*	83,837	1,607,155
Murphy USA, Inc.* (a)	23,559	1,750,198
Sally Beauty Holdings, Inc.* (a)	94,858	1,520,574
Signet Jewelers Ltd.	44,946	2,505,740
Urban Outfitters, Inc.*	60,792	2,708,284
Williams-Sonoma, Inc.	58,639	3,599,262

		29,257,253

Common Stocks (continued)

	Shares	Value

Technology Hardware, Storage & Peripherals 0.2%
NCR Corp.*	89,170	$2,673,317

Textiles, Apparel & Luxury Goods 0.7%
Carter’s, Inc.	35,762	3,876,243
Deckers Outdoor Corp.*	23,206	2,619,726
Skechers U.S.A., Inc., Class A*	102,108	3,064,261

		9,560,230

Thrifts & Mortgage Finance 0.5%
LendingTree, Inc.* (a)	5,995	1,281,731
New York Community Bancorp, Inc. (a)	373,303	4,121,265
Washington Federal, Inc. (a)	64,001	2,092,833

		7,495,829

Trading Companies & Distributors 0.8%
GATX Corp. (a)	28,727	2,132,405
MSC Industrial Direct Co., Inc., Class A	34,912	2,962,283
NOW, Inc.* (a)	82,654	1,101,778
Watsco, Inc. (a)	24,461	4,360,907

		10,557,373

Water Utilities 0.3%
Aqua America, Inc.	135,497	4,766,784

Wireless Telecommunication Services 0.1%
Telephone & Data Systems, Inc.	70,936	1,945,065

Total Common Stocks (cost $973,735,839)		1,339,635,353

Repurchase Agreements 8.0%

	Principal Amount

ML Pierce Fenner & Smith, Inc., 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $14,206,183, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $14,487,746. (b)(c)	$14,203,673	$14,203,673
NatWest Markets Securities, Inc., 1.90%, dated 6/27/2018, due 7/3/2018, repurchase price $35,011,084, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.63%, maturing 3/31/2020 - 8/15/2043; total market value $35,700,629. (b)(c)	35,000,000	35,000,000
Nomura Securities International, Inc., 2.10%, dated 6/29/2018, due 7/2/2018, repurchase price $30,005,250, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 8.00%, maturing 7/31/2018 - 8/15/2047; total market value $30,600,001. (b)(c)	30,000,000	30,000,000

9

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Mid Cap Index Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

Pershing LLC, 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $30,005,151, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 11.50%, maturing 7/25/2019 - 4/20/2068; total market value $30,600,000. (b)(c)	$30,000,000	$30,000,000

Total Repurchase Agreements (cost $109,203,673)		109,203,673

Total Investments (cost $1,082,939,512) — 106.0%		1,448,839,026

Liabilities in excess of other assets — (6.0)%		(81,746,081)

NET ASSETS — 100.0%		$1,367,092,945

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at June 30, 2018. The total value of securities on loan at June 30, 2018 was $167,711,330, which was collateralized by cash used to purchase repurchase agreements with a total value of $109,203,673 and by $62,283,836 of collateral in the form of U.S Government Treasury Securities, interest rates ranging from 0.00% - 8.75%, and maturity dates ranging from 7/5/2018 - 2/15/2048, a total value of $171,487,509.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2018 was $109,203,673.

(c)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

REIT	Real Estate Investment Trust

Futures contracts outstanding as of June 30, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Midcap 400 E-Mini Index	164	9/2018	USD	32,080,040	(648,143)

					(648,143)

At June 30, 2018, the Fund had $1,069,000 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT Mid Cap Index Fund
Assets:
Investment securities, at value* (cost $973,735,839)	$1,339,635,353
Repurchase agreements, at value (cost $109,203,673)	109,203,673
Cash	26,012,042
Deposits with broker for futures contracts	1,069,000
Interest and dividends receivable	1,283,067
Security lending income receivable	35,912
Receivable for investments sold	8,705,217
Receivable for capital shares issued	74,360
Receivable for variation margin on futures contracts	14,308
Prepaid expenses	8,799

Total Assets	1,486,041,731

Liabilities:
Payable for investments purchased	4,603,999
Payable for capital shares redeemed	4,738,216
Payable upon return of securities loaned (Note 2)	109,203,673
Accrued expenses and other payables:
Investment advisory fees	234,382
Fund administration fees	46,274
Distribution fees	5,347
Administrative servicing fees	78,602
Accounting and transfer agent fees	510
Trustee fees	2,380
Custodian fees	7,459
Compliance program costs (Note 3)	1,486
Professional fees	15,567
Printing fees	9,352
Other	1,539

Total Liabilities	118,948,786

Net Assets	$1,367,092,945

Represented by:
Capital	$698,747,085
Accumulated undistributed net investment income	12,339,556
Accumulated net realized gains from investment securities and futures contracts	290,754,933
Net unrealized appreciation/(depreciation) in investment securities	365,899,514
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(648,143)

Net Assets	$1,367,092,945

*	Includes value of securities on loan of $167,711,330 (Note 2).

11

Statement of Assets and Liabilities (Continued)

June 30, 2018 (Unaudited)

NVIT Mid Cap Index Fund
Net Assets:
Class I Shares	$611,041,017
Class II Shares	25,673,366
Class Y Shares	730,378,562

Total	$1,367,092,945

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	22,732,816
Class II Shares	964,187
Class Y Shares	27,130,592

Total	50,827,595

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$26.88
Class II Shares	$26.63
Class Y Shares	$26.92

The accompanying notes are an integral part of these financial statements.

12

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT Mid Cap Index Fund
INVESTMENT INCOME:
Dividend income	$12,596,955
Income from securities lending (Note 2)	292,904
Interest income	159,836
Foreign tax withholding	(6,859)

Total Income	13,042,836

EXPENSES:
Investment advisory fees	1,624,165
Fund administration fees	237,173
Distribution fees Class II Shares	32,187
Administrative servicing fees Class I Shares	451,616
Administrative servicing fees Class II Shares	13,805
Professional fees	47,529
Printing fees	12,413
Trustee fees	25,214
Custodian fees	30,340
Accounting and transfer agent fees	1,503
Compliance program costs (Note 3)	3,213
Other	15,441

Total Expenses	2,494,599

NET INVESTMENT INCOME	10,548,237

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	177,923,363
Expiration or closing of futures contracts (Note 2)	1,594,211

Net realized gains	179,517,574

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(138,959,152)
Futures contracts (Note 2)	(780,524)

Net change in unrealized appreciation/depreciation	(139,739,676)

Net realized/unrealized gains	39,777,898

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$50,326,135

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets

	NVIT Mid Cap Index Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$10,548,237	$17,638,821
Net realized gains	179,517,574	126,999,431
Net change in unrealized appreciation/depreciation	(139,739,676)	92,941,327

Change in net assets resulting from operations	50,326,135	237,579,579

Distributions to Shareholders From:
Net investment income:
Class I	–	(6,133,249)
Class II	–	(227,937)
Class Y	–	(12,682,113)
Net realized gains:
Class I	–	(33,546,451)
Class II	–	(1,518,648)
Class Y	–	(64,459,724)

Change in net assets from shareholder distributions	–	(118,568,122)

Change in net assets from capital transactions	(387,257,248)	93,620,246

Change in net assets	(336,931,113)	212,631,703

Net Assets:
Beginning of period	1,704,024,058	1,491,392,355

End of period	$1,367,092,945	$1,704,024,058

Accumulated undistributed net investment income at end of period	$12,339,556	$1,791,319

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$34,331,370	$90,659,717
Dividends reinvested	–	39,679,700
Cost of shares redeemed	(45,160,336)	(80,853,367)

Total Class I Shares	(10,828,966)	49,486,050

Class II Shares
Proceeds from shares issued	1,360,695	4,441,257
Dividends reinvested	–	1,746,585
Cost of shares redeemed	(3,193,723)	(5,109,080)

Total Class II Shares	(1,833,028)	1,078,762

Class Y Shares
Proceeds from shares issued	14,552,497	104,988,006
Dividends reinvested	–	77,141,837
Cost of shares redeemed	(389,147,751)	(139,074,409)

Total Class Y Shares	(374,595,254)	43,055,434

Change in net assets from capital transactions	$(387,257,248)	$93,620,246

14

Statements of Changes in Net Assets (Continued)

	NVIT Mid Cap Index Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	1,306,043	3,598,778
Reinvested	–	1,657,084
Redeemed	(1,718,463)	(3,196,301)

Total Class I Shares	(412,420)	2,059,561

Class II Shares
Issued	52,122	176,931
Reinvested	–	73,791
Redeemed	(122,269)	(204,629)

Total Class II Shares	(70,147)	46,093

Class Y Shares
Issued	553,646	4,124,674
Reinvested	–	3,213,889
Redeemed	(14,700,696)	(5,503,719)

Total Class Y Shares	(14,147,050)	1,834,844

Total change in shares	(14,629,617)	3,940,498

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

15

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Mid Cap Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (b)(e)
Class I Shares
Six Months Ended June 30, 2018 (Unaudited)	$26.02	0.16	0.70	0.86	–	–	–	$26.88	3.31%		$611,041,017	0.40%	1.26%	0.40%	7.97%
Year Ended December 31, 2017	$24.24	0.26	3.38	3.64	(0.27)	(1.59)	(1.86)	$26.02	15.78%		$602,298,980	0.40%	1.01%	0.40%	20.12%
Year Ended December 31, 2016	$22.45	0.31	4.04	4.35	(0.28)	(2.28)	(2.56)	$24.24	20.29%		$511,054,118	0.40%	1.34%	0.40%	18.74%
Year Ended December 31, 2015	$25.09	0.28	(0.92)	(0.64)	(0.26)	(1.74)	(2.00)	$22.45	(2.53%	)	$409,272,000	0.40%	1.13%	0.40%	17.89%
Year Ended December 31, 2014	$24.42	0.28	1.99	2.27	(0.26)	(1.34)	(1.60)	$25.09	9.42%		$409,767,028	0.40%	1.12%	0.40%	13.42%
Year Ended December 31, 2013	$19.03	0.23	6.00	6.23	(0.25)	(0.59)	(0.84)	$24.42	33.05%		$382,128,280	0.40%	1.01%	0.40%	10.91%

Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$25.80	0.14	0.69	0.83	–	–	–	$26.63	3.22%		$25,673,366	0.61%	1.05%	0.61%	7.97%
Year Ended December 31, 2017	$24.05	0.20	3.36	3.56	(0.22)	(1.59)	(1.81)	$25.80	15.57%		$26,690,581	0.60%	0.81%	0.60%	20.12%
Year Ended December 31, 2016	$22.31	0.26	4.00	4.26	(0.24)	(2.28)	(2.52)	$24.05	20.01%		$23,771,694	0.61%	1.13%	0.61%	18.74%
Year Ended December 31, 2015	$24.95	0.23	(0.92)	(0.69)	(0.21)	(1.74)	(1.95)	$22.31	(2.77%	)	$17,683,011	0.61%	0.91%	0.61%	17.89%
Year Ended December 31, 2014	$24.30	0.23	1.97	2.20	(0.21)	(1.34)	(1.55)	$24.95	9.18%		$18,924,941	0.61%	0.91%	0.61%	13.42%
Year Ended December 31, 2013	$18.94	0.18	5.98	6.16	(0.21)	(0.59)	(0.80)	$24.30	32.81%		$17,578,154	0.61%	0.81%	0.61%	10.91%

Class Y Shares
Six Months Ended June 30, 2018 (Unaudited)	$26.04	0.18	0.70	0.88	–	–	–	$26.92	3.38%		$730,378,562	0.25%	1.37%	0.25%	7.97%
Year Ended December 31, 2017	$24.25	0.29	3.40	3.69	(0.31)	(1.59)	(1.90)	$26.04	15.97%		$1,075,034,497	0.25%	1.16%	0.25%	20.12%
Year Ended December 31, 2016	$22.45	0.34	4.05	4.39	(0.31)	(2.28)	(2.59)	$24.25	20.47%		$956,566,543	0.25%	1.48%	0.25%	18.74%
Year Ended December 31, 2015	$25.10	0.32	(0.93)	(0.61)	(0.30)	(1.74)	(2.04)	$22.45	(2.43%	)	$879,389,084	0.25%	1.27%	0.25%	17.89%
Year Ended December 31, 2014	$24.43	0.32	1.99	2.31	(0.30)	(1.34)	(1.64)	$25.10	9.57%		$984,336,980	0.25%	1.27%	0.25%	13.42%
Year Ended December 31, 2013	$19.03	0.26	6.02	6.28	(0.29)	(0.59)	(0.88)	$24.43	33.28%		$960,748,401	0.25%	1.16%	0.25%	10.91%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

16

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Mid Cap Index Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, other unaffiliated insurance companies, and other series of the Trust that operate as fund-of-funds, such as the NVIT Investor Destinations Funds.

The Fund currently offers Class I, Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

17

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have

18

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,339,635,353	$—	$—	$1,339,635,353
Repurchase Agreements	—	109,203,673	—	109,203,673
Total Assets	$1,339,635,353	$109,203,673	$—	$1,448,839,026
Liabilities:
Futures Contracts	$(648,143)	$—	$—	$(648,143)
Total Liabilities	$(648,143)	$—	$—	$(648,143)
Total	$1,338,987,210	$109,203,673	$—	$1,448,190,883

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of

19

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2018

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(648,143)
Total		$(648,143)

(a) Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

20

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2018

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$1,594,211
Total	$1,594,211

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2018

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$(780,524)
Total	$(780,524)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the six months ended June 30, 2018:

Futures Contracts:
Average Notional Balance Long	$25,364,817

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2018, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(d)	Securities Lending

During the six months ended June 30, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2018, were $109,203,673, which was comprised of cash.

21

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the six months ended June 30, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2018, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc., 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,833, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $357,000,000.

NatWest Markets Securities, Inc., 1.90%, dated 6/27/2018, due 7/3/2018, repurchase price $225,071,250, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.63%, maturing 3/31/2020 - 8/15/2043; total market value $229,504,042.

22

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Nomura Securities International, Inc., 2.10%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,250, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 8.00%, maturing 7/31/2018 - 8/15/2047; total market value $357,000,008.

Pershing LLC, 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $450,077,250, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 11.50%, maturing 7/25/2019 - 4/20/2068; total market value $459,000,001.

At June 30, 2018, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$14,203,673	$—	$14,203,673	$(14,203,673)	$—
NatWest Markets Securities, Inc.	35,000,000	—	35,000,000	(35,000,000)	—
Nomura Securities International, Inc.	30,000,000	—	30,000,000	(30,000,000)	—
Pershing LLC	30,000,000	—	30,000,000	(30,000,000)	$—
Total	$109,203,673	$—	$109,203,673	$(109,203,673)	$—

Amounts designated as “—” are zero.

*

At June 30, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of

23

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

24

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser. Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.205%
$1.5 billion up to $3 billion	0.185%
$3 billion and more	0.175%

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate was 0.20%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, including acquired fund fees and expenses, (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.30% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

25

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

As of June 30, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $237,173 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $3,213.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.15% and 0.11% for Class I and Class II shares, respectively, for a total amount of $465,421.

Cross trades for the six months ended June 30, 2018 were executed by the Fund pursuant to procedures adopted by the Board of Trustees of the Fund to ensure compliance with Rule 17a-7

26

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

under the 1940 Act (the “Procedures”). In general, cross trading is the buying or selling of portfolio securities between the Fund and other series of the Trust, or between the Fund and other series of NMF. The Board of Trustees determines no less frequently than quarterly that such transactions were effected in compliance with the Procedures.

Pursuant to these procedures, for the six months ended June 30, 2018, the Fund engaged in securities purchases of $586,549. All trades were executed at market value and with no commissions.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $125,091,377 and sales of $501,388,141 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future

27

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

9.  Federal Tax Information

As of June 30, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,093,673,508	$404,671,864	$(50,154,489)	$354,517,375

28

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit and Interfund Lending”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

29

Supplemental Information

June 30, 2018 (Unaudited)

NVIT Bond Index Fund

NVIT International Index Fund

NVIT Mid Cap Index Fund

NVIT S&P 500 Index Fund

NVIT Small Cap Index Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the
Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds and expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the Broadridge peer group provided an appropriate comparison.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to

30

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the Board materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during a telephonic meeting in advance of the March 2018 meeting and during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to the Index Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic, and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

The Trustees noted that the performance of each Index Fund for the three-year period ending August 31, 2017 (before expenses and exclusive of securities lending revenue), other than NVIT S&P 500 Index Fund and NVIT Bond Index Fund, was equal to or exceeded that of its benchmark index. With respect to the NVIT S&P 500 Index Fund and NVIT Bond Index Fund, the Trustees considered the Adviser’s statements that each Fund’s performance was adversely affected by the effect of cash flows into and out of each Fund, and that the difference between each Fund’s performance and the performance of its benchmark index appeared to be within an acceptable range. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s performance

31

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

generally supported a recommendation to continue the Advisory Agreements.

The Trustees also considered that the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) was ranked within the first quintile of each Fund’s Broadridge expense group (other than NVIT Mid Cap Index Fund whose actual advisory fee was in the second quintile). After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s levels of expense generally supported a recommendation to continue the Fund’s Advisory Agreements.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that each Fund’s advisory fee rate schedule is subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements.

32

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

33

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

34

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

35

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

36

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

37

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

38

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

39

Semiannual Report

June 30, 2018 (Unaudited)

NVIT S&P 500 Index Fund

SAR-SPX 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT S&P 500 Index Fund

Asset Allocation†

Common Stocks	98.9%
Repurchase Agreements	1.5%
Futures††	(0.0)%
Liabilities in excess of other assets	(0.4)%
100.0%

Top Industries†††

Banks	6.0%
Software	6.0%
Oil, Gas & Consumable Fuels	5.5%
Internet Software & Services	5.3%
IT Services	4.5%
Technology Hardware, Storage & Peripherals	4.4%
Pharmaceuticals	4.3%
Internet & Direct Marketing Retail	4.2%
Semiconductors & Semiconductor Equipment	4.0%
Health Care Providers & Services	3.1%
Other Industries*	52.7%
100.0%

Top Holdings†††

Apple, Inc.	3.9%
Microsoft Corp.	3.2%
Amazon.com, Inc.	2.9%
Facebook, Inc., Class A	2.0%
Berkshire Hathaway, Inc., Class B	1.5%
JPMorgan Chase & Co.	1.5%
Exxon Mobil Corp.	1.5%
Alphabet, Inc., Class C	1.5%
Alphabet, Inc., Class A	1.4%
Johnson & Johnson	1.4%
Other Holdings*	79.2%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	NVIT S&P 500 Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT S&P 500 Index Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)
Class I Shares	Actual	(b)	1,000.00	1,025.10	1.21	0.24
	Hypothetical	(b)(c)	1,000.00	1,023.60	1.20	0.24
Class II Shares	Actual	(b)	1,000.00	1,024.10	2.46	0.49
	Hypothetical	(b)(c)	1,000.00	1,022.36	2.46	0.49
Class IV Shares	Actual	(b)	1,000.00	1,025.00	1.31	0.26
	Hypothetical	(b)(c)	1,000.00	1,023.51	1.30	0.26
Class Y Shares	Actual	(b)	1,000.00	1,025.60	0.80	0.16
	Hypothetical	(b)(c)	1,000.00	1,024.00	0.80	0.16

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT S&P 500 Index Fund

Common Stocks 98.9%

	Shares	Value

Aerospace & Defense 2.6%
Arconic, Inc.	60,751	$1,033,374
Boeing Co. (The)	80,219	26,914,277
General Dynamics Corp.	40,379	7,527,049
Harris Corp.	17,442	2,521,067
Huntington Ingalls Industries, Inc.	6,544	1,418,674
L3 Technologies, Inc.	11,351	2,183,024
Lockheed Martin Corp.	36,413	10,757,493
Northrop Grumman Corp.	25,579	7,870,658
Raytheon Co.	42,121	8,136,935
Rockwell Collins, Inc.	23,913	3,220,603
Textron, Inc.	37,321	2,459,827
TransDigm Group, Inc.	7,178	2,477,415
United Technologies Corp.	108,931	13,619,643

		90,140,039

Air Freight & Logistics 0.7%
CH Robinson Worldwide, Inc.	20,149	1,685,666
Expeditors International of Washington, Inc.	25,583	1,870,117
FedEx Corp.	36,018	8,178,247
United Parcel Service, Inc., Class B	100,787	10,706,603

		22,440,633

Airlines 0.4%
Alaska Air Group, Inc. (a)	18,306	1,105,499
American Airlines Group, Inc. (a)	60,865	2,310,435
Delta Air Lines, Inc.	94,089	4,661,169
Southwest Airlines Co.	77,919	3,964,519
United Continental Holdings, Inc.*	34,927	2,435,460

		14,477,082

Auto Components 0.2%
Aptiv plc	38,850	3,559,825
BorgWarner, Inc.	29,547	1,275,249
Goodyear Tire & Rubber Co. (The)	34,204	796,611

		5,631,685

Automobiles 0.4%
Ford Motor Co.	571,516	6,326,682
General Motors Co.	186,020	7,329,188
Harley-Davidson, Inc.	25,248	1,062,436

		14,718,306

Banks 6.1%
Bank of America Corp. (a)	1,381,123	38,933,857
BB&T Corp.	113,857	5,742,947
Citigroup, Inc.	373,371	24,985,987
Citizens Financial Group, Inc.	70,659	2,748,635
Comerica, Inc.	25,400	2,309,368
Fifth Third Bancorp (a)	100,353	2,880,131
Huntington Bancshares, Inc.	157,941	2,331,209
JPMorgan Chase & Co.	498,515	51,945,263
KeyCorp	158,117	3,089,606
M&T Bank Corp.	21,274	3,619,771
People’s United Financial, Inc.	52,119	942,833
PNC Financial Services Group, Inc. (The)	68,625	9,271,238
Regions Financial Corp.	165,251	2,938,163
SunTrust Banks, Inc. (a)	68,408	4,516,296
SVB Financial Group*	7,762	2,241,355
US Bancorp	228,775	11,443,326

Common Stocks (continued)

	Shares	Value

Banks (continued)
Wells Fargo & Co.	642,330	$35,610,775
Zions Bancorp (a)	28,636	1,508,831

		207,059,591

Beverages 1.8%
Brown-Forman Corp., Class B	38,790	1,901,098
Coca-Cola Co. (The)	561,063	24,608,223
Constellation Brands, Inc., Class A	24,580	5,379,824
Molson Coors Brewing Co., Class B (a)	26,815	1,824,493
Monster Beverage Corp.*	60,463	3,464,530
PepsiCo, Inc.	207,631	22,604,787

		59,782,955

Biotechnology 2.5%
AbbVie, Inc.	221,886	20,557,738
Alexion Pharmaceuticals, Inc.*	32,748	4,065,664
Amgen, Inc.	97,490	17,995,679
Biogen, Inc.*	30,997	8,996,569
Celgene Corp.*	103,515	8,221,162
Gilead Sciences, Inc.	190,292	13,480,285
Incyte Corp.* (a)	25,978	1,740,526
Regeneron Pharmaceuticals, Inc.*	11,292	3,895,627
Vertex Pharmaceuticals, Inc.*	37,078	6,301,777

		85,255,027

Building Products 0.3%
Allegion plc	13,655	1,056,351
AO Smith Corp.	21,719	1,284,679
Fortune Brands Home & Security, Inc.	21,008	1,127,919
Johnson Controls International plc (a)	135,809	4,542,811
Masco Corp.	45,552	1,704,556

		9,716,316

Capital Markets 3.0%
Affiliated Managers Group, Inc.	7,981	1,186,535
Ameriprise Financial, Inc.	21,190	2,964,057
Bank of New York Mellon Corp. (The)	148,240	7,994,583
BlackRock, Inc.	18,094	9,029,630
Cboe Global Markets, Inc.	16,596	1,727,146
Charles Schwab Corp. (The)	175,563	8,971,269
CME Group, Inc.	49,876	8,175,674
E*TRADE Financial Corp.*	38,333	2,344,446
Franklin Resources, Inc.	47,280	1,515,324
Goldman Sachs Group, Inc. (The)	51,446	11,347,444
Intercontinental Exchange, Inc.	84,881	6,242,998
Invesco Ltd.	59,054	1,568,474
Jefferies Financial Services, Inc.	44,947	1,022,095
Moody’s Corp.	24,415	4,164,223
Morgan Stanley	199,717	9,466,586
MSCI, Inc.	13,212	2,185,661
Nasdaq, Inc.	17,327	1,581,435
Northern Trust Corp.	30,847	3,173,848
Raymond James Financial, Inc.	19,143	1,710,427
S&P Global, Inc.	36,825	7,508,249
State Street Corp.	53,543	4,984,318
T. Rowe Price Group, Inc.	35,548	4,126,767

		102,991,189

5

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Chemicals 1.8%
Air Products & Chemicals, Inc.	32,029	$4,987,876
Albemarle Corp.	15,871	1,497,112
CF Industries Holdings, Inc.	33,403	1,483,093
DowDuPont, Inc.	340,273	22,430,796
Eastman Chemical Co.	20,935	2,092,663
Ecolab, Inc.	38,202	5,360,887
FMC Corp.	19,313	1,722,913
International Flavors & Fragrances, Inc.	11,791	1,461,612
LyondellBasell Industries NV, Class A	46,941	5,156,469
Mosaic Co. (The)	50,428	1,414,505
PPG Industries, Inc.	36,718	3,808,758
Praxair, Inc. (a)	42,066	6,652,738
Sherwin-Williams Co. (The)	12,104	4,933,227

		63,002,649

Commercial Services & Supplies 0.3%
Cintas Corp.	12,600	2,331,882
Copart, Inc.*	29,582	1,673,158
Republic Services, Inc.	33,084	2,261,622
Stericycle, Inc.*	12,648	825,788
Waste Management, Inc.	57,906	4,710,074

		11,802,524

Communications Equipment 1.0%
Cisco Systems, Inc.	688,803	29,639,193
F5 Networks, Inc.*	8,950	1,543,427
Juniper Networks, Inc.	51,078	1,400,559
Motorola Solutions, Inc.	23,664	2,753,780

		35,336,959

Construction & Engineering 0.1%
Fluor Corp.	20,827	1,015,941
Jacobs Engineering Group, Inc.	17,153	1,089,044
Quanta Services, Inc.*	23,003	768,300

		2,873,285

Construction Materials 0.1%
Martin Marietta Materials, Inc. (a)	9,064	2,024,263
Vulcan Materials Co.	19,268	2,486,728

		4,510,991

Consumer Finance 0.7%
American Express Co.	104,608	10,251,584
Capital One Financial Corp.	71,162	6,539,788
Discover Financial Services	51,106	3,598,373
Synchrony Financial	103,231	3,445,851

		23,835,596

Containers & Packaging 0.3%
Avery Dennison Corp.	12,850	1,311,985
Ball Corp. (a)	50,844	1,807,504
International Paper Co.	60,677	3,160,058
Packaging Corp. of America	14,064	1,572,215
Sealed Air Corp.	23,310	989,510
WestRock Co.	37,074	2,113,959

		10,955,231

Common Stocks (continued)

	Shares	Value

Distributors 0.1%
Genuine Parts Co.	21,219	$1,947,692
LKQ Corp.*	44,593	1,422,517

		3,370,209

Diversified Consumer Services 0.0%†
H&R Block, Inc. (a)	31,206	710,873

Diversified Financial Services 1.5%
Berkshire Hathaway, Inc., Class B*	281,896	52,615,888

Diversified Telecommunication Services 2.0%
AT&T, Inc.	1,063,257	34,141,182
CenturyLink, Inc. (a)	145,298	2,708,355
Verizon Communications, Inc.	604,953	30,435,185

		67,284,722

Electric Utilities 1.8%
Alliant Energy Corp. (a)	34,500	1,460,040
American Electric Power Co., Inc.	72,309	5,007,398
Duke Energy Corp.	102,632	8,116,138
Edison International	47,722	3,019,371
Entergy Corp.	26,311	2,125,666
Evergy, Inc.	39,829	2,236,398
Eversource Energy	46,320	2,714,815
Exelon Corp.	141,396	6,023,470
FirstEnergy Corp. (a)	64,457	2,314,651
NextEra Energy, Inc.	68,994	11,524,068
PG&E Corp.	75,232	3,201,874
Pinnacle West Capital Corp.	16,601	1,337,377
PPL Corp.	102,643	2,930,458
Southern Co. (The)	147,223	6,817,897
Xcel Energy, Inc.	74,581	3,406,860

		62,236,481

Electrical Equipment 0.5%
AMETEK, Inc.	33,784	2,437,854
Eaton Corp. plc	63,768	4,766,020
Emerson Electric Co.	92,617	6,403,539
Rockwell Automation, Inc.	18,393	3,057,469

		16,664,882

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp., Class A	43,851	3,821,615
Corning, Inc.	121,477	3,341,832
FLIR Systems, Inc.	20,565	1,068,763
IPG Photonics Corp.*	5,630	1,242,147
TE Connectivity Ltd.	51,521	4,639,981

		14,114,338

Energy Equipment & Services 0.8%
Baker Hughes a GE Co. (a)	61,761	2,039,966
Halliburton Co.	128,382	5,784,893
Helmerich & Payne, Inc.	16,139	1,029,022
National Oilwell Varco, Inc. (a)	55,162	2,394,031
Schlumberger Ltd.	203,291	13,626,596
TechnipFMC plc	63,397	2,012,221

		26,886,729

6

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Equity Real Estate Investment Trusts (REITs) 2.8%
Alexandria Real Estate Equities, Inc.	15,404	$1,943,523
American Tower Corp.	64,954	9,364,418
Apartment Investment & Management Co., Class A	23,446	991,766
AvalonBay Communities, Inc.	20,249	3,480,601
Boston Properties, Inc.	22,595	2,833,865
Crown Castle International Corp.	60,536	6,526,991
Digital Realty Trust, Inc.	30,153	3,364,472
Duke Realty Corp.	51,417	1,492,635
Equinix, Inc.	11,574	4,975,547
Equity Residential	53,888	3,432,127
Essex Property Trust, Inc.	9,611	2,297,702
Extra Space Storage, Inc.	18,890	1,885,411
Federal Realty Investment Trust	10,395	1,315,487
GGP, Inc.	90,406	1,846,995
HCP, Inc.	70,096	1,809,879
Host Hotels & Resorts, Inc.	107,162	2,257,903
Iron Mountain, Inc.	40,228	1,408,382
Kimco Realty Corp.	63,606	1,080,666
Macerich Co. (The)	15,369	873,420
Mid-America Apartment Communities, Inc.	16,957	1,707,061
Prologis, Inc.	78,119	5,131,637
Public Storage	21,908	4,970,049
Realty Income Corp.	41,787	2,247,723
Regency Centers Corp.	22,293	1,383,949
SBA Communications Corp.*	16,790	2,772,365
Simon Property Group, Inc.	45,569	7,755,388
SL Green Realty Corp.	12,836	1,290,403
UDR, Inc.	40,509	1,520,708
Ventas, Inc.	52,048	2,964,134
Vornado Realty Trust	25,794	1,906,692
Welltower, Inc.	54,288	3,403,315
Weyerhaeuser Co.	110,688	4,035,684

		94,270,898

Food & Staples Retailing 1.4%
Costco Wholesale Corp.	64,215	13,419,651
Kroger Co. (The)	119,162	3,390,159
Sysco Corp.	70,397	4,807,411
Walgreens Boots Alliance, Inc.	125,146	7,510,637
Walmart, Inc.	211,844	18,144,439

		47,272,297

Food Products 1.1%
Archer-Daniels-Midland Co.	81,991	3,757,648
Campbell Soup Co. (a)	28,826	1,168,606
Conagra Brands, Inc.	57,618	2,058,691
General Mills, Inc.	86,522	3,829,464
Hershey Co. (The)	20,474	1,905,310
Hormel Foods Corp. (a)	40,385	1,502,726
JM Smucker Co. (The) (a)	16,457	1,768,798
Kellogg Co.	36,293	2,535,792
Kraft Heinz Co. (The) (a)	87,608	5,503,535
McCormick & Co., Inc. (Non-Voting) (a)	17,859	2,073,251
Mondelez International, Inc., Class A	216,308	8,868,628
Tyson Foods, Inc., Class A (a)	43,691	3,008,125

		37,980,574

Common Stocks (continued)

	Shares	Value

Health Care Equipment & Supplies 3.0%
Abbott Laboratories (a)	256,393	$15,637,409
ABIOMED, Inc.*	6,176	2,526,293
Align Technology, Inc.*	10,573	3,617,446
Baxter International, Inc.	72,142	5,326,965
Becton Dickinson and Co.	39,201	9,390,992
Boston Scientific Corp.*	201,426	6,586,630
Cooper Cos., Inc. (The)	7,285	1,715,253
Danaher Corp.	89,724	8,853,964
DENTSPLY SIRONA, Inc.	33,582	1,469,884
Edwards Lifesciences Corp.*	31,045	4,519,221
Hologic, Inc.* (a)	39,570	1,572,907
IDEXX Laboratories, Inc.*	12,723	2,772,851
Intuitive Surgical, Inc.*	16,578	7,932,241
Medtronic plc	198,387	16,983,911
ResMed, Inc.	20,539	2,127,430
Stryker Corp.	47,196	7,969,517
Varian Medical Systems, Inc.* (a)	13,661	1,553,529
Zimmer Biomet Holdings, Inc.	29,725	3,312,554

		103,868,997

Health Care Providers & Services 3.1%
Aetna, Inc.	47,821	8,775,153
AmerisourceBergen Corp.	23,516	2,005,209
Anthem, Inc.	37,389	8,899,704
Cardinal Health, Inc.	46,161	2,254,042
Centene Corp.*	29,945	3,689,523
Cigna Corp.	35,666	6,061,437
CVS Health Corp. (a)	148,542	9,558,678
DaVita, Inc.*	20,585	1,429,422
Envision Healthcare Corp.* (a)	18,266	803,887
Express Scripts Holding Co.*	82,190	6,345,890
HCA Healthcare, Inc.	40,999	4,206,497
Henry Schein, Inc.* (a)	22,520	1,635,853
Humana, Inc.	20,089	5,979,089
Laboratory Corp. of America Holdings*	14,904	2,675,715
McKesson Corp.	29,594	3,947,840
Quest Diagnostics, Inc.	19,742	2,170,435
UnitedHealth Group, Inc.	140,887	34,565,217
Universal Health Services, Inc., Class B	12,591	1,403,141

		106,406,732

Health Care Technology 0.1%
Cerner Corp.*	46,299	2,768,217

Hotels, Restaurants & Leisure 1.6%
Carnival Corp.	60,020	3,439,746
Chipotle Mexican Grill, Inc.* (a)	3,562	1,536,540
Darden Restaurants, Inc.	17,819	1,907,702
Hilton Worldwide Holdings, Inc.	40,771	3,227,432
Marriott International, Inc., Class A	43,440	5,499,504
McDonald’s Corp.	115,036	18,024,991
MGM Resorts International	74,546	2,164,070
Norwegian Cruise Line Holdings Ltd.*	30,214	1,427,612
Royal Caribbean Cruises Ltd.	24,484	2,536,542
Starbucks Corp.	202,349	9,884,749
Wynn Resorts Ltd.	12,288	2,056,274
Yum! Brands, Inc.	47,358	3,704,343

		55,409,505

7

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Household Durables 0.4%
DR Horton, Inc. (a)	49,568	$2,032,288
Garmin Ltd.	15,742	960,262
Leggett & Platt, Inc. (a)	18,641	832,134
Lennar Corp., Class A	39,600	2,079,000
Mohawk Industries, Inc.* (a)	9,199	1,971,070
Newell Brands, Inc.	70,912	1,828,820
PulteGroup, Inc.	40,574	1,166,503
Whirlpool Corp.	9,488	1,387,430

		12,257,507

Household Products 1.4%
Church & Dwight Co., Inc.	35,865	1,906,583
Clorox Co. (The)	18,810	2,544,053
Colgate-Palmolive Co.	127,575	8,268,136
Kimberly-Clark Corp.	50,906	5,362,438
Procter & Gamble Co. (The)	368,415	28,758,475

		46,839,685

Independent Power and Renewable Electricity Producers 0.1%
AES Corp. (a)	99,223	1,330,581
NRG Energy, Inc.	43,413	1,332,779

		2,663,360

Industrial Conglomerates 1.6%
3M Co.	86,927	17,100,279
General Electric Co.	1,272,309	17,316,126
Honeywell International, Inc.	109,328	15,748,698
Roper Technologies, Inc.	15,050	4,152,446

		54,317,549

Insurance 2.4%
Aflac, Inc.	113,318	4,874,940
Allstate Corp. (The)	51,437	4,694,655
American International Group, Inc. (a)	131,650	6,980,083
Aon plc	35,931	4,928,655
Arthur J Gallagher & Co.	26,440	1,726,003
Assurant, Inc. (a)	7,478	773,898
Brighthouse Financial, Inc.*	14,579	584,181
Chubb Ltd.	68,092	8,649,046
Cincinnati Financial Corp.	22,247	1,487,434
Everest Re Group Ltd.	5,982	1,378,731
Hartford Financial Services Group, Inc. (The)	52,250	2,671,543
Lincoln National Corp.	31,941	1,988,327
Loews Corp.	38,369	1,852,455
Marsh & McLennan Cos., Inc.	73,985	6,064,551
MetLife, Inc.	148,785	6,487,026
Principal Financial Group, Inc.	39,183	2,074,740
Progressive Corp. (The)	85,300	5,045,495
Prudential Financial, Inc.	61,368	5,738,522
Torchmark Corp.	16,078	1,308,910
Travelers Cos., Inc. (The)	39,555	4,839,159
Unum Group	32,290	1,194,407
Willis Towers Watson plc	19,381	2,938,160
XL Group Ltd.	38,300	2,142,885

		80,423,806

Common Stocks (continued)

	Shares	Value

Internet & Direct Marketing Retail 4.2%
Amazon.com, Inc.*	58,972	$100,240,605
Booking Holdings, Inc.* (a)	7,053	14,297,066
Expedia Group, Inc.	17,948	2,157,170
Netflix, Inc.*	63,751	24,954,054
TripAdvisor, Inc.*	15,293	851,973

		142,500,868

Internet Software & Services 5.3%
Akamai Technologies, Inc.*	25,307	1,853,231
Alphabet, Inc., Class A*	43,724	49,372,704
Alphabet, Inc., Class C*	44,488	49,633,037
eBay, Inc.*	135,414	4,910,112
Facebook, Inc., Class A*	351,301	68,264,810
Twitter, Inc.*	95,090	4,152,580
VeriSign, Inc.*	13,902	1,910,413

		180,096,887

IT Services 4.5%
Accenture plc, Class A	93,932	15,366,336
Alliance Data Systems Corp.	6,907	1,610,712
Automatic Data Processing, Inc.	64,522	8,654,981
Broadridge Financial Solutions, Inc.	16,723	1,924,817
Cognizant Technology Solutions Corp., Class A	85,578	6,759,806
DXC Technology Co.	41,910	3,378,365
Fidelity National Information Services, Inc.	48,497	5,142,137
Fiserv, Inc.*	60,090	4,452,068
FleetCor Technologies, Inc.*	13,141	2,768,152
Gartner, Inc.* (a)	13,501	1,794,283
Global Payments, Inc.	23,284	2,595,933
International Business Machines Corp.	125,043	17,468,507
Mastercard, Inc., Class A	134,279	26,388,509
Paychex, Inc.	46,930	3,207,666
PayPal Holdings, Inc.*	163,477	13,612,730
Total System Services, Inc.	24,291	2,053,075
Visa, Inc., Class A (a)	261,628	34,652,629
Western Union Co. (The) (a)	68,848	1,399,680

		153,230,386

Leisure Products 0.1%
Hasbro, Inc. (a)	16,232	1,498,376
Mattel, Inc. (a)	48,700	799,654

		2,298,030

Life Sciences Tools & Services 0.8%
Agilent Technologies, Inc.	47,013	2,907,284
Illumina, Inc.*	21,400	5,976,806
IQVIA Holdings, Inc.*	23,701	2,365,834
Mettler-Toledo International, Inc.*	3,724	2,154,818
PerkinElmer, Inc.	16,515	1,209,393
Thermo Fisher Scientific, Inc.	58,837	12,187,496
Waters Corp.* (a)	11,605	2,246,612

		29,048,243

Machinery 1.5%
Caterpillar, Inc.	87,468	11,866,784
Cummins, Inc.	22,907	3,046,631
Deere & Co.	47,353	6,619,949

8

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Machinery (continued)
Dover Corp.	22,648	$1,657,834
Flowserve Corp. (a)	19,307	780,003
Fortive Corp.	44,898	3,462,085
Illinois Tool Works, Inc.	44,601	6,179,022
Ingersoll-Rand plc	36,673	3,290,668
PACCAR, Inc.	51,617	3,198,189
Parker-Hannifin Corp.	19,588	3,052,790
Pentair plc	24,637	1,036,725
Snap-on, Inc. (a)	8,115	1,304,243
Stanley Black & Decker, Inc.	22,530	2,992,209
Xylem, Inc.	26,220	1,766,704

		50,253,836

Media 2.2%
CBS Corp. (Non-Voting), Class B	50,655	2,847,824
Charter Communications, Inc., Class A* (a)	27,109	7,948,630
Comcast Corp., Class A	672,401	22,061,477
Discovery, Inc., Class A* (a)	22,585	621,087
Discovery, Inc., Class C*	49,729	1,268,090
DISH Network Corp., Class A*	33,953	1,141,160
Interpublic Group of Cos., Inc. (The)	58,170	1,363,505
News Corp., Class A	56,715	879,082
News Corp., Class B	18,669	295,904
Omnicom Group, Inc. (a)	33,638	2,565,570
Twenty-First Century Fox, Inc., Class A	158,127	7,857,331
Twenty-First Century Fox, Inc., Class B	60,819	2,996,552
Viacom, Inc., Class B	51,506	1,553,421
Walt Disney Co. (The) (a)	217,546	22,800,996

		76,200,629

Metals & Mining 0.3%
Freeport-McMoRan, Inc.	197,657	3,411,560
Newmont Mining Corp.	78,179	2,948,130
Nucor Corp.	46,666	2,916,625

		9,276,315

Multiline Retail 0.5%
Dollar General Corp.	37,187	3,666,638
Dollar Tree, Inc.*	34,831	2,960,635
Kohl’s Corp. (a)	24,971	1,820,386
Macy’s, Inc.	45,649	1,708,642
Nordstrom, Inc. (a)	17,439	902,992
Target Corp.	78,051	5,941,242

		17,000,535

Multi-Utilities 0.9%
Ameren Corp.	35,070	2,134,010
CenterPoint Energy, Inc.	62,975	1,745,037
CMS Energy Corp.	40,598	1,919,473
Consolidated Edison, Inc.	45,596	3,555,576
Dominion Energy, Inc. (a)	96,212	6,559,734
DTE Energy Co. (a)	26,221	2,717,282
NiSource, Inc.	49,378	1,297,654
Public Service Enterprise Group, Inc.	74,448	4,030,615
SCANA Corp. (a)	21,325	821,439
Sempra Energy	38,842	4,509,945
WEC Energy Group, Inc.	46,200	2,986,830

		32,277,595

Common Stocks (continued)

	Shares	Value

Oil, Gas & Consumable Fuels 5.5%
Anadarko Petroleum Corp.	75,675	$5,543,194
Andeavor	20,337	2,667,808
Apache Corp. (a)	55,134	2,577,515
Cabot Oil & Gas Corp.	66,198	1,575,512
Chevron Corp.	279,847	35,381,056
Cimarex Energy Co. (a)	13,767	1,400,655
Concho Resources, Inc.* (a)	21,854	3,023,501
ConocoPhillips	171,688	11,952,919
Devon Energy Corp.	76,717	3,372,479
EOG Resources, Inc.	84,819	10,554,028
EQT Corp.	36,478	2,012,856
Exxon Mobil Corp.	620,129	51,303,272
Hess Corp.	38,343	2,564,763
HollyFrontier Corp.	25,575	1,750,097
Kinder Morgan, Inc. (a)	277,265	4,899,273
Marathon Oil Corp.	122,854	2,562,734
Marathon Petroleum Corp.	67,603	4,743,027
Newfield Exploration Co.*	29,541	893,615
Noble Energy, Inc. (a)	71,391	2,518,675
Occidental Petroleum Corp.	112,189	9,387,976
ONEOK, Inc.	60,451	4,221,293
Phillips 66	61,743	6,934,356
Pioneer Natural Resources Co.	24,967	4,724,755
Valero Energy Corp.	62,983	6,980,406
Williams Cos., Inc. (The)	121,567	3,295,681

		186,841,446

Personal Products 0.2%
Coty, Inc., Class A (a)	67,904	957,446
Estee Lauder Cos., Inc. (The), Class A	32,839	4,685,797

		5,643,243

Pharmaceuticals 4.3%
Allergan plc	49,597	8,268,812
Bristol-Myers Squibb Co. (a)	239,937	13,278,113
Eli Lilly & Co.	139,813	11,930,243
Johnson & Johnson	392,704	47,650,703
Merck & Co., Inc.	393,947	23,912,583
Mylan NV*	75,891	2,742,701
Nektar Therapeutics*	23,690	1,156,783
Perrigo Co. plc	18,841	1,373,697
Pfizer, Inc.	856,525	31,074,727
Zoetis, Inc.	70,730	6,025,489

		147,413,851

Professional Services 0.3%
Equifax, Inc.	17,422	2,179,666
IHS Markit Ltd.*	51,713	2,667,874
Nielsen Holdings plc	48,148	1,489,218
Robert Half International, Inc.	18,571	1,208,972
Verisk Analytics, Inc.*	22,622	2,435,032

		9,980,762

Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A*	44,219	2,111,015

Road & Rail 1.0%
CSX Corp.	128,318	8,184,122
JB Hunt Transport Services, Inc. (a)	12,411	1,508,557

9

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Road & Rail (continued)
Kansas City Southern	14,908	$1,579,651
Norfolk Southern Corp.	41,448	6,253,260
Union Pacific Corp.	113,732	16,113,550

		33,639,140

Semiconductors & Semiconductor Equipment 4.0%
Advanced Micro Devices, Inc.* (a)	120,135	1,800,824
Analog Devices, Inc.	54,105	5,189,752
Applied Materials, Inc.	147,644	6,819,676
Broadcom, Inc.	58,798	14,266,747
Intel Corp.	682,458	33,924,987
KLA-Tencor Corp.	22,858	2,343,631
Lam Research Corp. (a)	24,119	4,168,969
Microchip Technology, Inc. (a)	34,316	3,121,040
Micron Technology, Inc.*	170,240	8,927,386
NVIDIA Corp.	88,842	21,046,670
Qorvo, Inc.*	18,558	1,487,795
QUALCOMM, Inc.	216,854	12,169,846
Skyworks Solutions, Inc.	26,931	2,602,881
Texas Instruments, Inc.	143,357	15,805,109
Xilinx, Inc.	36,803	2,401,764

		136,077,077

Software 6.0%
Activision Blizzard, Inc.	110,946	8,467,399
Adobe Systems, Inc.*	72,021	17,559,440
ANSYS, Inc.*	12,252	2,134,053
Autodesk, Inc.*	32,145	4,213,888
CA, Inc. (a)	45,090	1,607,459
Cadence Design Systems, Inc.*	40,878	1,770,426
Citrix Systems, Inc.*	19,167	2,009,468
Electronic Arts, Inc.*	45,181	6,371,425
Intuit, Inc.	35,652	7,283,882
Microsoft Corp.	1,125,445	110,980,131
Oracle Corp.	436,750	19,243,205
Red Hat, Inc.*	25,984	3,491,470
salesforce.com, Inc.*	103,171	14,072,524
Symantec Corp.	90,990	1,878,944
Synopsys, Inc. *	21,687	1,855,757
Take-Two Interactive Software, Inc.*	17,025	2,015,079

		204,954,550

Specialty Retail 2.3%
Advance Auto Parts, Inc.	10,650	1,445,205
AutoZone, Inc.*	3,903	2,618,640
Best Buy Co., Inc.	35,883	2,676,154
CarMax, Inc.*	26,239	1,912,036
Foot Locker, Inc.	17,309	911,319
Gap, Inc. (The)	32,409	1,049,727
Home Depot, Inc. (The)	168,918	32,955,902
L Brands, Inc. (a)	35,784	1,319,714
Lowe’s Cos., Inc.	120,381	11,504,812
O’Reilly Automotive, Inc.*	11,996	3,281,746
Ross Stores, Inc.	55,426	4,697,353
Tiffany & Co.	14,841	1,953,076
TJX Cos., Inc. (The)	91,842	8,741,522
Tractor Supply Co.	17,860	1,366,111
Ulta Beauty, Inc.* (a)	8,384	1,957,329

		78,390,646

Common Stocks (continued)

	Shares	Value

Technology Hardware, Storage & Peripherals 4.4%
Apple, Inc.	719,837	$133,249,027
Hewlett Packard Enterprise Co.	223,638	3,267,351
HP, Inc.	240,521	5,457,421
NetApp, Inc.	39,373	3,091,962
Seagate Technology plc (a)	42,464	2,397,942
Western Digital Corp.	43,385	3,358,433
Xerox Corp.	32,167	772,008

		151,594,144

Textiles, Apparel & Luxury Goods 0.8%
Hanesbrands, Inc. (a)	53,827	1,185,271
Michael Kors Holdings Ltd.*	21,934	1,460,804
NIKE, Inc., Class B	188,046	14,983,505
PVH Corp.	11,523	1,725,224
Ralph Lauren Corp. (a)	7,942	998,468
Tapestry, Inc.	41,657	1,945,798
Under Armour, Inc., Class A* (a)	28,118	632,093
Under Armour, Inc., Class C* (a)	28,317	596,922
VF Corp.	48,248	3,933,177

		27,461,262

Tobacco 1.0%
Altria Group, Inc. (a)	277,220	15,743,324
Philip Morris International, Inc.	227,729	18,386,839

		34,130,163

Trading Companies & Distributors 0.2%
Fastenal Co. (a)	41,910	2,017,128
United Rentals, Inc.*	12,277	1,812,331
WW Grainger, Inc.	7,530	2,322,252

		6,151,711

Water Utilities 0.1%
American Water Works Co., Inc.	25,896	2,211,001

Total Common Stocks (cost $1,674,289,452)		3,371,676,642

Repurchase Agreements 1.5%

	Principal Amount

ML Pierce Fenner & Smith, Inc., 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $1,274,973, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $1,300,242. (b)(c)	$1,274,747	1,274,747
NatWest Markets Securities, Inc., 1.90%, dated 6/27/2018, due 7/3/2018, repurchase price $25,007,917, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.63%, maturing 3/31/2020 - 8/15/2043; total market value $25,500,449. (b)(c)	25,000,000	25,000,000

10

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT S&P 500 Index Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

Nomura Securities International, Inc., 2.10%, dated 6/29/2018, due 7/2/2018, repurchase price $24,004,200, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 8.00%, maturing 7/31/2018 - 8/15/2047; total market value $24,480,001. (b)(c)	$24,000,000	$24,000,000
Pershing LLC, 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $500,086, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% -11.50%, maturing 7/25/2019 -4/20/2068; total market value $510,000. (b)(c)	500,000	500,000

Total Repurchase Agreements (cost $50,774,747)		50,774,747

Total Investments (cost $1,725,064,199) — 100.4%		3,422,451,389

Liabilities in excess of other assets — (0.4)%		(14,069,982)

NET ASSETS — 100.0%		$3,408,381,407

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at June 30, 2018. The total value of securities on loan at June 30, 2018 was $124,246,624, which was collateralized by cash used to purchase repurchase agreements with a total value of $50,774,747 and $76,379,095 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.75%, and maturity dates ranging from 7/5/2018 - 2/15/2048, a total value of $127,153,842

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2018 was $50,774,747.

(c)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

REIT	Real Estate Investment Trust

Futures contracts outstanding as of June 30, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	265	9/2018	USD	36,061,200	(723,964)

					(723,964)

At June 30, 2018, the Fund had $1,409,000 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT S&P 500 Index Fund
Assets:
Investment securities, at value* (cost $1,674,289,452)	$3,371,676,642
Repurchase agreements, at value (cost $50,774,747)	50,774,747
Cash	30,911,022
Deposits with broker for futures contracts	1,409,000
Interest and dividends receivable	2,821,887
Security lending income receivable	19,974
Receivable for investments sold	3,562,975
Receivable for capital shares issued	386,589
Receivable for variation margin on futures contracts	26,125
Prepaid expenses	18,498

Total Assets	3,461,607,459

Liabilities:
Payable for investments purchased	1,673,237
Payable for capital shares redeemed	90,985
Payable upon return of securities loaned (Note 2)	50,774,747
Accrued expenses and other payables:
Investment advisory fees	319,483
Fund administration fees	97,168
Distribution fees	140,173
Administrative servicing fees	52,852
Accounting and transfer agent fees	718
Trustee fees	1,621
Custodian fees	16,494
Compliance program costs (Note 3)	3,236
Professional fees	18,182
Printing fees	6,859
Other	30,297

Total Liabilities	53,226,052

Net Assets	$3,408,381,407

Represented by:
Capital	$1,544,776,387
Accumulated undistributed net investment income	33,264,647
Accumulated net realized gains from investment securities and futures contracts	133,677,147
Net unrealized appreciation/(depreciation) in investment securities	1,697,387,190
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(723,964)

Net Assets	$3,408,381,407

*	Includes value of securities on loan of $124,246,624 (Note 2).

12

Statement of Assets and Liabilities (Continued)

June 30, 2018 (Unaudited)

NVIT S&P 500 Index Fund
Net Assets:
Class I Shares	$211,519,607
Class II Shares	674,642,225
Class IV Shares	184,674,056
Class Y Shares	2,337,545,519

Total	$3,408,381,407

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	11,763,013
Class II Shares	37,741,541
Class IV Shares	10,252,459
Class Y Shares	129,770,086

Total	189,527,099

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$17.98
Class II Shares	$17.88
Class IV Shares	$18.01
Class Y Shares	$18.01

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT S&P 500 Index Fund
INVESTMENT INCOME:
Dividend income	$33,465,139
Interest income	338,909
Income from securities lending (Note 2)	106,002

Total Income	33,910,050

EXPENSES:
Investment advisory fees	1,942,846
Fund administration fees	479,154
Distribution fees Class II Shares	818,322
Administrative servicing fees Class I Shares	151,320
Administrative servicing fees Class II Shares	490,996
Administrative servicing fees Class IV Shares	92,911
Professional fees	88,051
Printing fees	11,376
Trustee fees	53,459
Custodian fees	63,043
Accounting and transfer agent fees	2,020
Compliance program costs (Note 3)	6,765
Other	189,673

Total expenses before fees waived	4,389,936

Administrative servicing fees waived — Class I (Note 3)	(70,615)
Administrative servicing fees waived — Class II (Note 3)	(229,130)

Net Expenses	4,090,191

NET INVESTMENT INCOME	29,819,859

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	73,576,031
Expiration or closing of futures contracts (Note 2)	2,654,254

Net realized gains	76,230,285

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(14,786,034)
Futures contracts (Note 2)	(766,223)

Net change in unrealized appreciation/depreciation	(15,552,257)

Net realized/unrealized gains	60,678,028

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$90,497,887

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	NVIT S&P 500 Index Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$29,819,859	$59,223,282
Net realized gains	76,230,285	113,774,604
Net change in unrealized appreciation/depreciation	(15,552,257)	480,746,654

Change in net assets resulting from operations	90,497,887	653,744,540

Distributions to Shareholders From:
Net investment income:
Class I	–	(3,115,288)
Class II	–	(9,201,926)
Class IV	–	(3,064,773)
Class Y	–	(43,101,677)
Net realized gains:
Class I	–	(3,836,185)
Class II	–	(13,952,700)
Class IV	–	(4,343,460)
Class Y	–	(62,128,487)

Change in net assets from shareholder distributions	–	(142,744,496)

Change in net assets from capital transactions	(183,941,642)	(132,376,971)

Change in net assets	(93,443,755)	378,623,073

Net Assets:
Beginning of period	3,501,825,162	3,123,202,089

End of period	$3,408,381,407	$3,501,825,162

Accumulated undistributed net investment income at end of period	$33,264,647	$3,444,788

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$32,680,917	$72,759,610
Dividends reinvested	–	6,951,473
Cost of shares redeemed	(17,913,396)	(23,247,354)

Total Class I Shares	14,767,521	56,463,729

Class II Shares
Proceeds from shares issued	43,726,559	125,354,596
Dividends reinvested	–	23,154,626
Cost of shares redeemed	(24,925,080)	(27,507,265)

Total Class II Shares	18,801,479	121,001,957

Class IV Shares
Proceeds from shares issued	1,577,076	3,653,212
Dividends reinvested	–	7,408,233
Cost of shares redeemed	(8,534,521)	(18,123,678)

Total Class IV Shares	(6,957,445)	(7,062,233)

15

Statements of Changes in Net Assets (Continued)

	NVIT S&P 500 Index Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
CAPITAL TRANSACTIONS: (continued)
Class Y Shares
Proceeds from shares issued	65,297,383	88,837,843
Dividends reinvested	–	105,230,164
Cost of shares redeemed	(275,850,580)	(496,848,431)

Total Class Y Shares	(210,553,197)	(302,780,424)

Change in net assets from capital transactions	$(183,941,642)	$(132,376,971)

SHARE TRANSACTIONS:
Class I Shares
Issued	1,824,351	4,421,194
Reinvested	–	413,749
Redeemed	(1,004,717)	(1,402,889)

Total Class I Shares	819,634	3,432,054

Class II Shares
Issued	2,466,312	7,709,901
Reinvested	–	1,390,667
Redeemed	(1,409,170)	(1,672,525)

Total Class II Shares	1,057,142	7,428,043

Class IV Shares
Issued	87,908	222,098
Reinvested	–	441,350
Redeemed	(476,768)	(1,098,914)

Total Class IV Shares	(388,860)	(435,466)

Class Y Shares
Issued	3,671,502	5,464,189
Reinvested	–	6,269,887
Redeemed	(15,237,097)	(30,006,223)

Total Class Y Shares	(11,565,595)	(18,272,147)

Total change in shares	(10,077,679)	(7,847,516)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT S&P 500 Index Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Six Months Ended June 30, 2018 (Unaudited)	$17.54	0.15	0.29	0.44	–	–	–	$17.98	2.51%	$211,519,607	0.24%	1.72%	0.31%	1.19%
Year Ended December 31, 2017	$15.05	0.29	2.91	3.20	(0.30)	(0.41)	(0.71)	$17.54	21.53%	$191,953,126	0.24%	1.75%	0.31%	2.66%
Year Ended December 31, 2016	$13.98	0.28	1.34	1.62	(0.28)	(0.27)	(0.55)	$15.05	11.66%	$113,040,951	0.25%	1.94%	0.32%	3.70%
Year Ended December 31, 2015	$14.31	0.29	(0.14)	0.15	(0.27)	(0.21)	(0.48)	$13.98	1.16%	$48,560,784	0.25%	2.04%	0.32%	4.27%
Year Ended December 31, 2014	$12.86	0.24	1.47	1.71	(0.26)	–	(0.26)	$14.31	13.36%	$10,130,621	0.25%	1.79%	0.32%	3.49%
Period Ended December 31, 2013 (g)	$11.07	0.16	1.86	2.02	(0.23)	–	(0.23)	$12.86	18.36%	$3,593,403	0.24%	1.92%	0.31%	4.05%

Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$17.46	0.13	0.29	0.42	–	–	–	$17.88	2.41%	$674,642,225	0.49%	1.47%	0.56%	1.19%
Year Ended December 31, 2017	$14.99	0.25	2.89	3.14	(0.26)	(0.41)	(0.67)	$17.46	21.22%	$640,450,407	0.49%	1.50%	0.56%	2.66%
Year Ended December 31, 2016	$13.93	0.24	1.33	1.57	(0.24)	(0.27)	(0.51)	$14.99	11.40%	$438,477,876	0.50%	1.69%	0.57%	3.70%
Year Ended December 31, 2015	$14.26	0.25	(0.13)	0.12	(0.24)	(0.21)	(0.45)	$13.93	0.94%	$300,494,037	0.50%	1.73%	0.57%	4.27%
Year Ended December 31, 2014	$12.83	0.21	1.46	1.67	(0.24)	–	(0.24)	$14.26	13.08%	$176,013,159	0.50%	1.54%	0.57%	3.49%
Period Ended December 31, 2013 (g)	$11.07	0.13	1.85	1.98	(0.22)	–	(0.22)	$12.83	18.02%	$45,600,154	0.49%	1.61%	0.55%	4.05%

Class IV Shares
Six Months Ended June 30, 2018 (Unaudited)	$17.57	0.15	0.29	0.44	–	–	–	$18.01	2.50%	$184,674,056	0.26%	1.69%	0.26%	1.19%
Year Ended December 31, 2017	$15.07	0.28	2.92	3.20	(0.29)	(0.41)	(0.70)	$17.57	21.53%	$186,993,685	0.26%	1.73%	0.26%	2.66%
Year Ended December 31, 2016	$14.00	0.28	1.33	1.61	(0.27)	(0.27)	(0.54)	$15.07	11.59%	$166,977,207	0.27%	1.92%	0.27%	3.70%
Year Ended December 31, 2015	$14.32	0.28	(0.13)	0.15	(0.26)	(0.21)	(0.47)	$14.00	1.17%	$164,510,877	0.26%	1.92%	0.26%	4.27%
Year Ended December 31, 2014	$12.87	0.24	1.46	1.70	(0.25)	–	(0.25)	$14.32	13.29%	$177,018,522	0.27%	1.75%	0.27%	3.49%
Year Ended December 31, 2013	$9.92	0.21	2.96	3.17	(0.22)	–	(0.22)	$12.87	32.07%	$169,861,215	0.27%	1.83%	0.27%	4.05%

Class Y Shares
Six Months Ended June 30, 2018 (Unaudited)	$17.56	0.16	0.29	0.45	–	–	–	$18.01	2.56%	$2,337,545,519	0.16%	1.79%	0.16%	1.19%
Year Ended December 31, 2017	$15.07	0.30	2.91	3.21	(0.31)	(0.41)	(0.72)	$17.56	21.57%	$2,482,427,944	0.16%	1.83%	0.16%	2.66%
Year Ended December 31, 2016	$13.99	0.29	1.34	1.63	(0.28)	(0.27)	(0.55)	$15.07	11.78%	$2,404,706,055	0.17%	2.02%	0.17%	3.70%
Year Ended December 31, 2015	$14.31	0.29	(0.12)	0.17	(0.28)	(0.21)	(0.49)	$13.99	1.28%	$2,490,275,545	0.17%	2.01%	0.17%	4.27%
Year Ended December 31, 2014	$12.86	0.25	1.47	1.72	(0.27)	–	(0.27)	$14.31	13.41%	$2,611,190,861	0.17%	1.85%	0.17%	3.49%
Year Ended December 31, 2013	$9.91	0.22	2.96	3.18	(0.23)	–	(0.23)	$12.86	32.23%	$2,854,049,003	0.17%	1.93%	0.17%	4.05%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from May 2, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of May 1, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

17

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT S&P 500 Index Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, other unaffiliated insurance companies, and other series of the Trust that operate as fund-of-funds, such as the NVIT Investor Destinations Funds.

The Fund currently offers Class I, Class II, Class IV, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

18

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Equity securities and shares of registered open-end management investment companies valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to

19

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise; they are classified as Level 3 investments within the hierarchy.

Equity Securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$3,371,676,642	$—	$—	$3,371,676,642
Repurchase Agreements	—	50,774,747	—	50,774,747
Total Assets	$3,371,676,642	$50,774,747	$—	$3,422,451,389
Liabilities:
Futures Contracts	$(723,964)	$—	$—	$(723,964)
Total Liabilities	$(723,964)	$—	$—	$(723,964)
Total	$3,370,952,678	$50,774,747	$—	$3,421,727,425

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day,

20

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2018

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(723,964)
Total		$(723,964)
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2018

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$2,654,254
Total	$2,654,254

21

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2018

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$(766,223)
Total	$(766,223)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the six months ended June 30, 2018:

Futures Contracts:
Average Notional Balance Long	$58,135,146

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2018, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Securities Lending

During the six months ended June 30, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at anytime.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2018, were $50,774,747, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating

22

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the six months ended June 30, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2018, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc., 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,833, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $357,000,000.

NatWest Markets Securities, Inc., 1.90%, dated 6/27/2018, due 7/3/2018, repurchase price $225,071,250, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.63%, maturing 3/31/2020 - 8/15/2043; total market value $229,504,042.

Nomura Securities International, Inc., 2.10%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,250, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 8.00%, maturing 7/31/2018 - 8/15/2047; total market value $357,000,008.

Pershing LLC, 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $450,077,250, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 11.50%, maturing 7/25/2019 - 4/20/2068; total market value $459,000,001.

23

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

At June 30, 2018, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$1,274,747	$—	$1,274,747	$(1,274,747)	$—
NatWest Markets Securities, Inc.	25,000,000	—	25,000,000	(25,000,000)	$—
Nomura Securities International, Inc.	24,000,000	—	24,000,000	(24,000,000)	$—
Pershing LLC	500,000	—	500,000	(500,000)	$—
Total	$50,774,747	$—	$50,774,747	$(50,774,747)	$—

Amounts designated as “—” are zero.

*

At June 30, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

24

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

25

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.125%
$1.5 billion up to $3 billion	0.105%
$3 billion and more	0.095%

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate was 0.11%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, including acquired fund fees and expenses, (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.21% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

26

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $479,154 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $6,765.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II, and up to 0.20% of the average daily net assets of Class IV shares of the Fund. The Trust and NFS have entered into a written contract waiving 0.07% of these fees for Class I and Class II shares of the Fund until April 30, 2018.

For the six months ended June 30, 2018, the effective rate for administrative service fees before contractual fee waivers was 0.15% and 0.15% for Class I and Class II shares, respectively, and after contractual fee waivers was 0.08% and 0.08%, respectively. For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.10% for Class IV shares.

For the six months ended June 30, 2018, the Fund’s total administrative service fees were $735,227. During the six months ended June 30, 2018, the waiver of such administrative service fees by NFS amounted to $299,745 for which NFS shall not be entitled to reimbursement by the Fund for any amount waived.

Cross trades for the six months ended June 30, 2018 were executed by the Fund pursuant to procedures adopted by the Board of Trustees of the Fund to ensure compliance with Rule 17a-7

27

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

under the 1940 Act (the “Procedures”). In general, cross trading is the buying or selling of portfolio securities between the Fund and other series of the Trust, or between the Fund and other series of NMF. The Board of Trustees determines no less frequently than quarterly that such transactions were effected in compliance with the Procedures.

Pursuant to these procedures, for the six months ended June 30, 2018, the Fund engaged in securities sales of $594,190 which resulted in net realized gains of $235,408. All trades were executed at market value and with no commissions.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $40,601,594 and sales of $149,498,084 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future

28

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Other

The Trust, along with certain funds in NMF, invests through an omnibus account at the Funds’ custodian, JPMorgan, any un-invested cash on a daily basis in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class are neither guaranteed nor insured, and shares of Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

29

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

9.  Federal Tax Information

As of June 30, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,772,644,722	$1,716,952,594	$(67,869,891)	$1,649,082,703

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit and Interfund Lending”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

30

Supplemental Information

June 30, 2018 (Unaudited)

NVIT Bond Index Fund

NVIT International Index Fund

NVIT Mid Cap Index Fund

NVIT S&P 500 Index Fund

NVIT Small Cap Index Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the
Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds and expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the Broadridge peer group provided an appropriate comparison.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to

31

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the Board materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during a telephonic meeting in advance of the March 2018 meeting and during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to the Index Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic, and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

The Trustees noted that the performance of each Index Fund for the three-year period ending August 31, 2017 (before expenses and exclusive of securities lending revenue), other than NVIT S&P 500 Index Fund and NVIT Bond Index Fund, was equal to or exceeded that of its benchmark index. With respect to the NVIT S&P 500 Index Fund and NVIT Bond Index Fund, the Trustees considered the Adviser’s statements that each Fund’s performance was adversely affected by the effect of cash flows into and out of each Fund, and that the difference between each Fund’s performance and the performance of its benchmark index appeared to be within an acceptable range. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s performance

32

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

generally supported a recommendation to continue the Advisory Agreements.

The Trustees also considered that the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) was ranked within the first quintile of each Fund’s Broadridge expense group (other than NVIT Mid Cap Index Fund whose actual advisory fee was in the second quintile). After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s levels of expense generally supported a recommendation to continue the Fund’s Advisory Agreements.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that each Fund’s advisory fee rate schedule is subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements.

33

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

34

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

35

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

36

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

37

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

38

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

39

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

40

Semiannual Report

June 30, 2018 (Unaudited)

NVIT Small Cap Index Fund

SAR-SCX 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT Small Cap Index Fund

Asset Allocation†

Common Stocks	97.2%
Repurchase Agreements	12.0%
Rights††	0.0%
Futures††	(0.0)%
Liabilities in excess of other assets†††	(9.2)%
100.0%

Top Industries††††

Banks	8.8%
Equity Real Estate Investment Trusts (REITs)	6.0%
Biotechnology	5.9%
Machinery	3.3%
Internet Software & Services	3.3%
Health Care Equipment & Supplies	3.1%
Oil, Gas & Consumable Fuels	2.8%
Hotels, Restaurants & Leisure	2.8%
Specialty Retail	2.6%
Software	2.3%
Other Industries*	59.1%
100.0%

Top Holdings††††

Five Below, Inc.	0.2%
Etsy, Inc.	0.2%
Blackbaud, Inc.	0.2%
LivaNova plc	0.2%
Haemonetics Corp.	0.2%
Entegris, Inc.	0.2%
FibroGen, Inc.	0.2%
Medidata Solutions, Inc.	0.2%
IDACORP, Inc.	0.2%
Loxo Oncology, Inc.	0.2%
Other Holdings*	98.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Amount rounds to less than 0.1%.

†††	Please refer to the Statement of Assets and Liabilities for additional details.

††††	Percentages indicated are based upon total investments as of June 30, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	NVIT Small Cap Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Small Cap Index Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)
Class II Shares	Actual	(b)	1,000.00	1,073.90	3.14	0.61
	Hypothetical	(b)(c)	1,000.00	1,021.77	3.06	0.61
Class Y Shares	Actual	(b)	1,000.00	1,076.40	1.39	0.27
	Hypothetical	(b)(c)	1,000.00	1,023.46	1.35	0.27

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT Small Cap Index Fund

Common Stocks 97.2%

	Shares	Value

Aerospace & Defense 1.2%
AAR Corp.	4,837	$224,872
Aerojet Rocketdyne Holdings, Inc.*	10,288	303,393
Aerovironment, Inc.*	3,151	225,076
Astronics Corp.* (a)	3,195	114,924
Axon Enterprise, Inc.*	7,739	488,950
Cubic Corp.	3,745	240,429
Ducommun, Inc.*	1,524	50,429
Engility Holdings, Inc.*	2,611	80,001
Esterline Technologies Corp.*	3,876	286,049
KeyW Holding Corp. (The)* (a)	6,973	60,944
KLX, Inc.*	7,397	531,844
Kratos Defense & Security Solutions, Inc.* (a)	12,981	149,411
Maxar Technologies Ltd.	8,342	421,438
Mercury Systems, Inc.* (a)	6,956	264,745
Moog, Inc., Class A	4,729	368,673
National Presto Industries, Inc. (a)	717	88,908
Sparton Corp.*	1,389	26,377
Triumph Group, Inc. (a)	7,054	138,259
Vectrus, Inc.*	1,607	49,528

		4,114,250

Air Freight & Logistics 0.3%
Air Transport Services Group, Inc.*	8,496	191,925
Atlas Air Worldwide Holdings, Inc.*	3,502	251,093
Echo Global Logistics, Inc.*	4,139	121,066
Forward Air Corp.	4,391	259,420
Hub Group, Inc., Class A*	4,846	241,331
Park-Ohio Holdings Corp.	1,282	47,818
Radiant Logistics, Inc.*	5,523	21,595

		1,134,248

Airlines 0.4%
Allegiant Travel Co. (a)	1,901	264,144
Hawaiian Holdings, Inc.	7,507	269,877
SkyWest, Inc.	7,510	389,769
Spirit Airlines, Inc.* (a)	10,141	368,625

		1,292,415

Auto Components 1.0%
American Axle & Manufacturing Holdings, Inc.*	16,502	256,771
Cooper Tire & Rubber Co. (a)	7,432	195,462
Cooper-Standard Holdings, Inc.*	2,650	346,275
Dana, Inc.	21,636	436,831
Dorman Products, Inc.*	3,990	272,557
Fox Factory Holding Corp.*	5,330	248,111
Gentherm, Inc.*	5,469	214,932
LCI Industries	3,621	326,433
Modine Manufacturing Co.*	7,144	130,378
Motorcar Parts of America, Inc.* (a)	2,765	51,733
Shiloh Industries, Inc.*	2,111	18,366
Standard Motor Products, Inc.	3,113	150,482
Stoneridge, Inc.*	4,102	144,144
Superior Industries International, Inc.	3,567	63,849
Tenneco, Inc.	7,557	332,206
Tower International, Inc.	2,857	90,853

		3,279,383

Common Stocks (continued)

	Shares	Value

Automobiles 0.1%
Winnebago Industries, Inc.	4,556	$184,974

Banks 9.6%
1st Constitution Bancorp (a)	1,027	23,518
1st Source Corp.	2,321	124,011
Access National Corp.	2,149	61,461
ACNB Corp.	1,014	34,527
Allegiance Bancshares, Inc.*	1,658	71,874
American National Bankshares, Inc.	1,205	48,200
Ameris Bancorp (a)	5,875	313,431
Ames National Corp.	1,270	39,179
Arrow Financial Corp.	1,736	63,190
Atlantic Capital Bancshares, Inc.*	3,739	73,471
Auburn National Bancorporation, Inc. (a)	319	15,826
Banc of California, Inc. (a)	6,277	122,715
BancFirst Corp.	2,662	157,590
Bancorp, Inc. (The)*	7,125	74,527
BancorpSouth Bank	14,158	466,506
Bank of Commerce Holdings	2,320	29,580
Bank of Marin Bancorp	976	78,910
Bank of NT Butterfield & Son Ltd. (The)	8,001	365,806
Bank of Princeton (The)*	822	27,331
Bankwell Financial Group, Inc.	868	27,906
Banner Corp.	4,693	282,190
Bar Harbor Bankshares	2,189	66,305
Baycom Corp.*	1,490	36,877
BCB Bancorp, Inc.	1,835	27,525
Berkshire Hills Bancorp, Inc.	5,998	243,519
Blue Hills Bancorp, Inc.	3,441	76,390
Boston Private Financial Holdings, Inc.	12,064	191,818
Bridge Bancorp, Inc.	2,549	91,637
Brookline Bancorp, Inc.	11,654	216,764
Bryn Mawr Bank Corp.	2,945	136,354
BSB Bancorp, Inc.*	1,203	41,383
Business First Bancshares, Inc. (a)	1,363	35,915
Byline Bancorp, Inc.*	2,425	54,174
C&F Financial Corp.	473	29,586
Cadence Bancorp	6,829	197,153
Cambridge Bancorp (a)	480	41,539
Camden National Corp.	2,219	101,430
Capital City Bank Group, Inc.	1,606	37,950
Capstar Financial Holdings, Inc.* (a)	1,318	24,423
Carolina Financial Corp.	2,883	123,738
Cathay General Bancorp	11,472	464,501
CB Financial Services, Inc. (a)	669	23,014
CBTX, Inc.	2,769	91,515
CenterState Bank Corp.	12,138	361,955
Central Pacific Financial Corp.	4,215	120,760
Central Valley Community Bancorp	1,781	37,686
Century Bancorp, Inc., Class A	418	31,935
Chemical Financial Corp.	10,517	585,481
Chemung Financial Corp.	471	23,602
Citizens & Northern Corp.	1,745	45,126
City Holding Co.	2,192	164,904
Civista Bancshares, Inc.	1,429	34,639
CNB Financial Corp.	2,150	64,629
CoBiz Financial, Inc.	5,596	120,202
Codorus Valley Bancorp, Inc.	1,240	38,043
Columbia Banking System, Inc.	10,805	441,925

5

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Banks (continued)
Community Bank System, Inc. (a)	7,396	$436,882
Community Bankers Trust Corp.*	3,186	28,515
Community Financial Corp. (The)	755	26,697
Community Trust Bancorp, Inc.	2,362	117,982
ConnectOne Bancorp, Inc.	4,353	108,390
County Bancorp, Inc.	688	18,920
Customers Bancorp, Inc.*	4,389	124,560
CVB Financial Corp.	15,536	348,317
Eagle Bancorp, Inc.*	4,714	288,968
Enterprise Bancorp, Inc.	1,387	56,076
Enterprise Financial Services Corp.	3,365	181,542
Equity Bancshares, Inc., Class A*	1,952	80,969
Esquire Financial Holdings, Inc.* (a)	710	18,737
Evans Bancorp, Inc.	666	30,703
Farmers & Merchants Bancorp, Inc.	1,290	52,052
Farmers Capital Bank Corp.	1,064	55,434
Farmers National Banc Corp.	3,795	60,530
FB Financial Corp.	1,881	76,594
FCB Financial Holdings, Inc., Class A*	6,252	367,618
Fidelity D&D Bancorp, Inc. (a)	315	19,527
Fidelity Southern Corp.	3,203	81,388
Financial Institutions, Inc.	2,362	77,710
First Bancorp, Inc.	1,508	42,556
First Bancorp/NC	4,308	176,240
First Bancorp/PR*	31,602	241,755
First Bancshares, Inc. (The)	1,792	64,422
First Bank	1,876	26,076
First Busey Corp.	6,443	204,372
First Business Financial Services, Inc.	1,192	30,992
First Choice Bancorp (a)	850	25,976
First Commonwealth Financial Corp.	14,809	229,688
First Community Bancshares, Inc.	2,411	76,814
First Community Corp. (a)	1,028	25,803
First Connecticut Bancorp, Inc.	2,044	62,546
First Financial Bancorp	14,078	431,491
First Financial Bankshares, Inc. (a)	9,594	488,335
First Financial Corp.	1,902	86,256
First Financial Northwest, Inc.	1,187	23,170
First Foundation, Inc.*	4,816	89,289
First Guaranty Bancshares, Inc. (a)	660	17,173
First Internet Bancorp	1,149	39,181
First Interstate BancSystem, Inc., Class A	4,894	206,527
First Merchants Corp.	7,214	334,730
First Mid-Illinois Bancshares, Inc.	1,747	68,657
First Midwest Bancorp, Inc.	15,113	384,928
First Northwest Bancorp*	1,455	23,236
First of Long Island Corp. (The)	3,702	91,995
First United Corp. (a)	990	20,246
Flushing Financial Corp.	4,013	104,739
FNB Bancorp	788	28,896
Franklin Financial Network, Inc.*	1,920	72,192
Fulton Financial Corp.	25,608	422,532
German American Bancorp, Inc.	3,086	110,633
Glacier Bancorp, Inc. (a)	12,532	484,738
Great Southern Bancorp, Inc.	1,575	90,090
Great Western Bancorp, Inc.	8,778	368,588
Green Bancorp, Inc.	3,233	69,833
Guaranty Bancorp	3,764	112,167
Guaranty Bancshares, Inc.	1,140	37,552

Common Stocks (continued)

	Shares	Value

Banks (continued)
Hancock Whitney Corp.	12,578	$586,764
Hanmi Financial Corp.	4,548	128,936
HarborOne Bancorp, Inc.*	2,252	42,653
Heartland Financial USA, Inc.	4,331	237,555
Heritage Commerce Corp.	5,901	100,258
Heritage Financial Corp.	5,009	174,564
Hilltop Holdings, Inc.	10,874	239,989
Home BancShares, Inc.	23,496	530,070
HomeTrust Bancshares, Inc.*	2,402	67,616
Hope Bancorp, Inc.	19,438	346,580
Horizon Bancorp, Inc.	5,421	112,160
Howard Bancorp, Inc.*	1,920	34,560
IBERIABANK Corp.	8,284	627,927
Independent Bank Corp./MA	4,006	314,070
Independent Bank Corp./MI	3,268	83,334
Independent Bank Group, Inc.	3,130	209,084
International Bancshares Corp.	8,219	351,773
Investar Holding Corp.	1,190	32,904
Investors Bancorp, Inc.	36,904	472,002
Lakeland Bancorp, Inc.	6,490	128,827
Lakeland Financial Corp.	3,662	176,472
LCNB Corp.	1,330	26,201
LegacyTexas Financial Group, Inc.	7,076	276,106
Level One Bancorp, Inc.	253	6,877
Live Oak Bancshares, Inc.	3,772	115,612
Macatawa Bank Corp.	3,916	47,540
MB Financial, Inc.	12,235	571,375
MBT Financial Corp.	2,611	27,807
Mercantile Bank Corp.	2,337	86,376
Metropolitan Bank Holding Corp.*	971	50,958
Mid Penn Bancorp, Inc. (a)	519	18,113
Middlefield Banc Corp.	383	19,418
Midland States Bancorp, Inc.	3,128	107,165
MidSouth Bancorp, Inc.	2,114	28,011
MidWestOne Financial Group, Inc.	1,630	55,061
MutualFirst Financial, Inc.	887	33,484
MVB Financial Corp. (a)	1,163	20,992
National Bank Holdings Corp., Class A (a)	4,217	162,734
National Bankshares, Inc.	988	45,843
National Commerce Corp.*	2,177	100,795
NBT Bancorp, Inc.	6,377	243,283
Nicolet Bankshares, Inc.*	1,279	70,486
Northeast Bancorp	1,084	23,631
Northrim BanCorp, Inc.	980	38,759
Norwood Financial Corp.	842	30,329
Oak Valley Bancorp (a)	770	17,610
OFG Bancorp	6,265	88,023
Ohio Valley Banc Corp. (a)	594	31,155
Old Line Bancshares, Inc.	2,271	79,281
Old National Bancorp	22,344	415,598
Old Second Bancorp, Inc.	4,208	60,595
Opus Bank	2,878	82,599
Origin Bancorp, Inc. (a)	2,422	99,157
Orrstown Financial Services, Inc.	1,073	27,898
Pacific Mercantile Bancorp*	2,316	22,581
Pacific Premier Bancorp, Inc.*	6,726	256,597
Park National Corp.	1,990	221,726
Parke Bancorp, Inc.	930	21,995
Peapack Gladstone Financial Corp.	2,756	95,330

6

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Banks (continued)
Penns Woods Bancorp, Inc.	678	$30,361
Peoples Bancorp of North Carolina, Inc.	689	22,069
Peoples Bancorp, Inc.	2,612	98,681
Peoples Financial Services Corp.	1,009	47,443
People’s Utah Bancorp	2,238	79,897
Preferred Bank	2,070	127,222
Premier Financial Bancorp, Inc.	1,727	32,243
QCR Holdings, Inc.	1,931	91,626
RBB Bancorp	2,036	65,396
Reliant Bancorp, Inc.	1,461	40,981
Renasant Corp.	7,122	324,193
Republic Bancorp, Inc., Class A	1,405	63,647
Republic First Bancorp, Inc.*	7,061	55,429
S&T Bancorp, Inc.	5,120	221,389
Sandy Spring Bancorp, Inc.	5,109	209,520
SB One Bancorp (a)	883	26,225
Seacoast Banking Corp. of Florida*	6,726	212,407
Select Bancorp, Inc.* (a)	1,218	16,406
ServisFirst Bancshares, Inc. (a)	6,884	287,269
Shore Bancshares, Inc.	1,824	34,692
Sierra Bancorp	1,978	55,859
Simmons First National Corp., Class A	13,318	398,208
SmartFinancial, Inc.*	1,650	42,504
South State Corp.	5,393	465,146
Southern First Bancshares, Inc.*	952	42,078
Southern National Bancorp of Virginia, Inc.	3,119	55,643
Southside Bancshares, Inc.	4,926	165,908
Spirit of Texas Bancshares, Inc.*	320	6,592
State Bank Financial Corp.	5,652	188,777
Stock Yards Bancorp, Inc.	3,164	120,707
Summit Financial Group, Inc.	1,587	42,595
Tompkins Financial Corp.	2,190	188,077
Towne Bank	9,741	312,686
TriCo Bancshares	2,954	110,627
TriState Capital Holdings, Inc.*	3,231	84,329
Triumph Bancorp, Inc.*	3,535	144,051
Trustmark Corp.	10,045	327,768
UMB Financial Corp.	6,690	509,979
Union Bankshares Corp. (a)	9,641	374,842
Union Bankshares, Inc.	574	29,791
United Bankshares, Inc. (a)	14,992	545,709
United Community Banks, Inc.	11,548	354,177
United Security Bancshares	1,958	21,930
Unity Bancorp, Inc.	1,156	26,299
Univest Corp. of Pennsylvania	4,357	119,818
Valley National Bancorp	47,522	577,868
Veritex Holdings, Inc.*	3,376	104,892
Washington Trust Bancorp, Inc.	2,279	132,410
WesBanco, Inc.	6,551	295,057
West Bancorporation, Inc.	2,320	58,348
Westamerica Bancorp (a)	3,874	218,920

		31,932,561

Beverages 0.3%
Boston Beer Co., Inc. (The), Class A*	1,235	370,130
Castle Brands, Inc.* (a)	13,108	15,599
Celsius Holdings, Inc.* (a)	3,247	14,936
Coca-Cola Bottling Co. Consolidated	678	91,618

Common Stocks (continued)

	Shares	Value

Beverages (continued)
Craft Brew Alliance, Inc.*	1,827	$37,728
MGP Ingredients, Inc. (a)	1,945	172,735
National Beverage Corp.* (a)	1,759	188,037
Primo Water Corp.*	4,027	70,432

		961,215

Biotechnology 6.5%
Abeona Therapeutics, Inc.* (a)	4,556	72,896
ACADIA Pharmaceuticals, Inc.* (a)	14,546	222,117
Acceleron Pharma, Inc.*	5,727	277,874
Achaogen, Inc.* (a)	4,381	37,939
Achillion Pharmaceuticals, Inc.*	19,551	55,329
Acorda Therapeutics, Inc.*	6,247	179,289
Adamas Pharmaceuticals, Inc.* (a)	3,245	83,818
ADMA Biologics, Inc.* (a)	2,813	12,687
Aduro Biotech, Inc.*	9,505	66,535
Adverum Biotechnologies, Inc.* (a)	8,057	42,702
Aeglea BioTherapeutics, Inc.*	2,407	25,466
Agenus, Inc.*	10,936	24,825
Aimmune Therapeutics, Inc.* (a)	6,383	171,639
Akebia Therapeutics, Inc.* (a)	7,494	74,790
Albireo Pharma, Inc.* (a)	1,347	47,819
Alder Biopharmaceuticals, Inc.* (a)	8,609	136,022
Aldeyra Therapeutics, Inc.*	2,354	18,714
Allena Pharmaceuticals, Inc.*	1,722	22,438
AMAG Pharmaceuticals, Inc.* (a)	5,058	98,631
Amicus Therapeutics, Inc.* (a)	27,878	435,454
AnaptysBio, Inc.*	2,734	194,223
Anthera Pharmaceuticals, Inc.*	–	0
Apellis Pharmaceuticals, Inc.*	5,324	117,128
Arbutus Biopharma Corp.*	5,232	38,194
Arcus Biosciences, Inc.*	782	9,572
Ardelyx, Inc.*	4,811	17,801
Arena Pharmaceuticals, Inc.*	7,315	318,934
ArQule, Inc.*	12,781	70,679
Array BioPharma, Inc.*	30,035	503,987
Arrowhead Pharmaceuticals, Inc.* (a)	12,822	174,379
Arsanis, Inc.* (a)	667	2,421
Atara Biotherapeutics, Inc.*	5,992	220,206
Athenex, Inc.* (a)	6,202	115,729
Athersys, Inc.* (a)	17,939	35,340
Audentes Therapeutics, Inc.*	4,716	180,198
AVEO Pharmaceuticals, Inc.* (a)	15,044	33,999
Avid Bioservices, Inc.* (a)	7,481	29,326
Bellicum Pharmaceuticals, Inc.*	5,911	43,623
BioCryst Pharmaceuticals, Inc.* (a)	14,133	80,982
Biohaven Pharmaceutical Holding Co. Ltd.*	4,030	159,266
BioSpecifics Technologies Corp.*	798	35,798
BioTime, Inc.* (a)	12,374	25,490
Blueprint Medicines Corp.* (a)	6,047	383,864
Calithera Biosciences, Inc.*	4,412	22,060
Calyxt, Inc.* (a)	684	12,770
Cara Therapeutics, Inc.* (a)	3,845	73,632
CareDx, Inc.* (a)	4,753	58,177
CASI Pharmaceuticals, Inc.* (a)	7,067	58,161
Catalyst Biosciences, Inc.* (a)	1,764	20,586
Catalyst Pharmaceuticals, Inc.* (a)	14,571	45,462
Celcuity, Inc.*	864	21,444

7

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Biotechnology (continued)
Cellular Biomedicine Group, Inc.* (a)	1,378	$26,940
ChemoCentryx, Inc.*	3,020	39,773
Chimerix, Inc.*	6,701	31,897
Clovis Oncology, Inc.* (a)	7,023	319,336
Cohbar, Inc.Reg. S*	3,276	21,458
Coherus Biosciences, Inc.*	6,922	96,908
Concert Pharmaceuticals, Inc.*	3,165	53,267
Corbus Pharmaceuticals Holdings, Inc.* (a)	7,064	35,673
Corvus Pharmaceuticals, Inc.*	2,051	22,520
CTI BioPharma Corp.* (a)	7,068	35,199
Cue Biopharma, Inc.* (a)	2,528	29,982
Cytokinetics, Inc.*	6,844	56,805
CytomX Therapeutics, Inc.*	5,686	129,982
Deciphera Pharmaceuticals, Inc.*	1,187	46,708
Denali Therapeutics, Inc.*	2,320	35,380
Dicerna Pharmaceuticals, Inc.* (a)	6,549	80,225
Dynavax Technologies Corp.* (a)	9,205	140,376
Eagle Pharmaceuticals, Inc.*	1,541	116,592
Editas Medicine, Inc.* (a)	6,732	241,208
Emergent BioSolutions, Inc.*	6,568	331,618
Enanta Pharmaceuticals, Inc.*	2,471	286,389
Epizyme, Inc.*	7,730	104,742
Esperion Therapeutics, Inc.* (a)	3,378	132,384
Evelo Biosciences, Inc.*	810	9,558
Fate Therapeutics, Inc.*	7,509	85,152
Fennec Pharmaceuticals, Inc.*	1,656	17,289
FibroGen, Inc.*	11,015	689,539
Five Prime Therapeutics, Inc.*	4,745	75,018
Flexion Therapeutics, Inc.* (a)	4,969	128,449
Fortress Biotech, Inc.* (a)	4,726	14,083
Foundation Medicine, Inc.*	2,249	307,438
G1 Therapeutics, Inc.* (a)	3,008	130,728
Genomic Health, Inc.*	3,052	153,821
Geron Corp.* (a)	23,543	80,752
Global Blood Therapeutics, Inc.* (a)	7,365	332,898
GlycoMimetics, Inc.*	4,965	80,085
GTx, Inc.* (a)	681	10,426
Halozyme Therapeutics, Inc.*	18,452	311,285
Heron Therapeutics, Inc.* (a)	9,406	365,423
Homology Medicines, Inc.* (a)	1,550	31,620
Idera Pharmaceuticals, Inc.*	20,329	26,834
Immune Design Corp.*	4,616	21,003
ImmunoGen, Inc.*	18,889	183,790
Immunomedics, Inc.* (a)	19,407	459,364
Inovio Pharmaceuticals, Inc.* (a)	11,719	45,938
Insmed, Inc.* (a)	11,295	267,127
Insys Therapeutics, Inc.* (a)	4,358	31,552
Intellia Therapeutics, Inc.* (a)	4,899	134,037
Intercept Pharmaceuticals, Inc.* (a)	3,231	271,113
Intrexon Corp.*	10,267	143,122
Invitae Corp.*	9,448	69,443
Iovance Biotherapeutics, Inc.*	12,119	155,123
Ironwood Pharmaceuticals, Inc.* (a)	20,440	390,813
Jounce Therapeutics, Inc.*	2,083	15,956
Kadmon Holdings, Inc.*	10,285	41,037
Karyopharm Therapeutics, Inc.*	7,155	121,563
Keryx Biopharmaceuticals, Inc.* (a)	14,182	53,324
Kindred Biosciences, Inc.*	3,646	38,830
Kura Oncology, Inc.*	3,671	66,812

Common Stocks (continued)

	Shares	Value

Biotechnology (continued)
La Jolla Pharmaceutical Co.* (a)	3,164	$92,294
Lexicon Pharmaceuticals, Inc.* (a)	6,188	74,256
Ligand Pharmaceuticals, Inc.* (a)	3,086	639,327
Loxo Oncology, Inc.*	3,910	678,307
MacroGenics, Inc.*	5,805	119,873
Madrigal Pharmaceuticals, Inc.* (a)	856	239,415
MannKind Corp.*	20,797	39,514
MediciNova, Inc.* (a)	5,587	44,473
Mersana Therapeutics, Inc.* (a)	1,970	35,184
MiMedx Group, Inc.* (a)	14,998	95,837
Minerva Neurosciences, Inc.*	4,566	37,670
Miragen Therapeutics, Inc.*	3,658	23,448
Mirati Therapeutics, Inc.*	2,668	131,532
Molecular Templates, Inc.* (a)	1,387	7,254
Momenta Pharmaceuticals, Inc.*	11,315	231,392
Mustang Bio, Inc.*	2,012	13,863
Myriad Genetics, Inc.*	9,680	361,742
NantKwest, Inc.* (a)	4,270	13,066
Natera, Inc.*	4,166	78,404
NewLink Genetics Corp.* (a)	4,179	19,892
Novavax, Inc.* (a)	56,314	75,461
Nymox Pharmaceutical Corp.*	4,501	15,123
OPKO Health, Inc.* (a)	47,485	223,180
Organovo Holdings, Inc.* (a)	15,089	21,125
Ovid therapeutics, Inc.*	1,773	13,829
Palatin Technologies, Inc.* (a)	24,003	23,278
PDL BioPharma, Inc.*	21,942	51,344
Pfenex, Inc.* (a)	2,896	15,667
Pieris Pharmaceuticals, Inc.*	7,684	38,958
PolarityTE, Inc.* (a)	1,274	29,990
Portola Pharmaceuticals, Inc.* (a)	9,598	362,516
Progenics Pharmaceuticals, Inc.*	10,992	88,376
Proteostasis Therapeutics, Inc.*	3,838	10,708
Prothena Corp. plc*	6,046	88,151
PTC Therapeutics, Inc.*	6,671	225,013
Puma Biotechnology, Inc.*	4,332	256,238
Ra Pharmaceuticals, Inc.*	2,147	21,363
Radius Health, Inc.* (a)	5,982	176,290
Recro Pharma, Inc.*	1,935	9,714
REGENXBIO, Inc.*	4,215	302,426
Repligen Corp.*	5,793	272,503
Retrophin, Inc.*	5,915	161,243
Rhythm Pharmaceuticals, Inc.*	1,815	56,737
Rigel Pharmaceuticals, Inc.*	24,419	69,106
Rocket Pharmaceuticals, Inc.* (a)	3,075	60,362
Sangamo Therapeutics, Inc.* (a)	14,957	212,389
Savara, Inc.*	3,684	41,703
Selecta Biosciences, Inc.* (a)	2,663	35,285
Seres Therapeutics, Inc.*	2,943	25,310
Solid Biosciences, Inc.* (a)	1,306	46,533
Sorrento Therapeutics, Inc.*	12,843	92,470
Spark Therapeutics, Inc.* (a)	4,636	383,675
Spectrum Pharmaceuticals, Inc.* (a)	14,592	305,848
Spero Therapeutics, Inc.*	861	12,631
Spring Bank Pharmaceuticals, Inc.* (a)	1,280	15,168
Stemline Therapeutics, Inc.*	4,205	67,490
Surface Oncology, Inc.*	1,086	17,713
Syndax Pharmaceuticals, Inc.* (a)	2,487	17,459
Synergy Pharmaceuticals, Inc.* (a)	35,863	62,402
Synlogic, Inc.* (a)	2,288	22,491

8

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Biotechnology (continued)
Syros Pharmaceuticals, Inc.*	3,629	$37,052
T2 Biosystems, Inc.* (a)	3,754	29,056
TG Therapeutics, Inc.* (a)	8,735	114,865
Tocagen, Inc.* (a)	2,563	23,938
Tyme Technologies, Inc.* (a)	5,771	18,236
Ultragenyx Pharmaceutical, Inc.*	6,932	532,863
UNITY Biotechnology, Inc.* (a)	768	11,566
Unum Therapeutics, Inc.*	538	7,720
Vanda Pharmaceuticals, Inc.*	7,599	144,761
Veracyte, Inc.*	3,405	31,803
Verastem, Inc.*	7,793	53,616
Vericel Corp.*	5,442	52,787
Viking Therapeutics, Inc.* (a)	6,415	60,878
Vital Therapies, Inc.* (a)	3,801	26,037
Voyager Therapeutics, Inc.*	3,168	61,903
Xencor, Inc.*	6,811	252,075
XOMA Corp.* (a)	865	18,061
Zafgen, Inc.*	3,349	34,260
ZIOPHARM Oncology, Inc.* (a)	18,929	57,166

		21,558,776

Building Products 1.3%
AAON, Inc.	5,991	199,201
Advanced Drainage Systems, Inc.	6,554	187,117
American Woodmark Corp.*	2,086	190,973
Apogee Enterprises, Inc. (a)	4,042	194,703
Armstrong Flooring, Inc.*	3,128	43,917
Builders FirstSource, Inc.*	16,689	305,242
Caesarstone Ltd. (a)	3,280	49,528
Continental Building Products, Inc.*	5,492	173,273
CSW Industrials, Inc.*	2,328	123,035
Gibraltar Industries, Inc.*	4,759	178,462
Griffon Corp.	4,245	75,561
Insteel Industries, Inc.	2,640	88,176
JELD-WEN Holding, Inc.*	10,352	295,964
Masonite International Corp.*	4,011	288,190
NCI Building Systems, Inc.*	6,181	129,801
Patrick Industries, Inc.*	3,509	199,487
PGT Innovations, Inc.*	7,304	152,288
Quanex Building Products Corp.	5,069	90,988
Simpson Manufacturing Co., Inc.	6,103	379,546
Trex Co., Inc.*	8,717	545,597
Universal Forest Products, Inc.	8,860	324,453

		4,215,502

Capital Markets 1.3%
Arlington Asset Investment Corp., Class A (a)	4,591	47,333
Artisan Partners Asset Management, Inc., Class A	7,329	220,969
Ashford, Inc.	121	7,841
Associated Capital Group, Inc., Class A	558	21,176
B. Riley Financial, Inc. (a)	3,017	68,033
BrightSphere Investment Group plc	12,404	176,881
Cohen & Steers, Inc.	3,436	143,316
Cowen, Inc.* (a)	4,318	59,804
Diamond Hill Investment Group, Inc.	551	107,131
Donnelley Financial Solutions, Inc.*	4,854	84,314
Federated Investors, Inc., Class B	6,409	149,458

Common Stocks (continued)

	Shares	Value

Capital Markets (continued)
Financial Engines, Inc.	9,390	$421,611
GAIN Capital Holdings, Inc. (a)	4,075	30,766
GAMCO Investors, Inc., Class A	798	21,354
Greenhill & Co., Inc. (a)	3,238	91,959
Hamilton Lane, Inc., Class A	2,250	107,932
Houlihan Lokey, Inc.	4,507	230,849
INTL. FCStone, Inc.*	2,317	119,812
Investment Technology Group, Inc.	4,752	99,412
Ladenburg Thalmann Financial Services, Inc.	14,999	50,997
Moelis & Co., Class A	5,841	342,575
Oppenheimer Holdings, Inc., Class A	1,396	39,088
Piper Jaffray Cos.	2,196	168,763
PJT Partners, Inc., Class A	2,974	158,782
Pzena Investment Management, Inc., Class A	2,445	22,518
Safeguard Scientifics, Inc.*	2,896	37,069
Siebert Financial Corp.* (a)	875	9,118
Silvercrest Asset Management Group, Inc., Class A	1,463	23,847
Stifel Financial Corp.	10,345	540,526
Value Line, Inc.	275	6,518
Virtus Investment Partners, Inc.	1,057	135,243
Waddell & Reed Financial, Inc., Class A (a)	12,095	217,347
Westwood Holdings Group, Inc.	1,317	78,414
WisdomTree Investments, Inc.	16,701	151,645

		4,192,401

Chemicals 2.0%
A Schulman, Inc.	3,948	175,686
Advanced Emissions Solutions, Inc. (a)	1,134	12,882
AdvanSix, Inc.*	4,541	166,337
AgroFresh Solutions, Inc.*	4,682	32,821
American Vanguard Corp.	4,163	95,541
Balchem Corp.	4,724	463,613
Chase Corp.	1,092	128,037
Core Molding Technologies, Inc.	177	2,528
Ferro Corp.* (a)	12,446	259,499
Flotek Industries, Inc.* (a)	7,980	25,775
FutureFuel Corp.	3,637	50,954
GCP Applied Technologies, Inc.*	10,622	307,507
Hawkins, Inc.	1,402	49,561
HB Fuller Co.	7,457	400,292
Ingevity Corp.*	6,246	505,052
Innophos Holdings, Inc.	2,941	139,992
Innospec, Inc. (a)	3,583	274,279
Intrepid Potash, Inc.*	13,875	56,887
KMG Chemicals, Inc.	2,168	159,955
Koppers Holdings, Inc.*	2,981	114,321
Kraton Corp.*	4,576	211,137
Kronos Worldwide, Inc.	3,286	74,034
LSB Industries, Inc.* (a)	3,153	16,711
Marrone Bio Innovations, Inc.* (a)	7,916	14,565
Minerals Technologies, Inc.	5,255	395,964
OMNOVA Solutions, Inc.*	6,238	64,875
PolyOne Corp.	11,775	508,915
PQ Group Holdings, Inc.*	5,416	97,488
Quaker Chemical Corp.	1,928	298,589

9

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Chemicals (continued)
Rayonier Advanced Materials, Inc. (a)	7,612	$130,089
Sensient Technologies Corp.	6,278	449,191
Stepan Co.	3,000	234,030
Trecora Resources*	2,850	42,323
Tredegar Corp.	3,755	88,243
Trinseo SA	6,416	455,215
Tronox Ltd., Class A	13,811	271,800
Valhi, Inc.	3,667	17,455

		6,792,143

Commercial Services & Supplies 2.4%
ABM Industries, Inc.	9,787	285,585
ACCO Brands Corp.	15,719	217,708
Advanced Disposal Services, Inc.*	10,617	263,089
Brady Corp., Class A	7,002	269,927
Brink’s Co. (The)	7,403	590,389
Casella Waste Systems, Inc., Class A*	5,915	151,483
CECO Environmental Corp.	4,347	26,691
Covanta Holding Corp.	17,385	286,852
Deluxe Corp.	7,058	467,310
Ennis, Inc.	3,640	74,074
Essendant, Inc.	5,421	71,666
Healthcare Services Group, Inc. (a)	10,927	471,937
Heritage-Crystal Clean, Inc.*	2,088	41,969
Herman Miller, Inc.	8,819	298,964
HNI Corp.	6,447	239,828
InnerWorkings, Inc.*	6,701	58,232
Interface, Inc.	8,624	197,921
Kimball International, Inc., Class B	5,342	86,327
Knoll, Inc.	7,334	152,621
LSC Communications, Inc.	4,966	77,768
Matthews International Corp., Class A	4,644	273,067
McGrath RentCorp	3,552	224,735
Mobile Mini, Inc.	6,560	307,664
MSA Safety, Inc.	5,013	482,952
Multi-Color Corp. (a)	2,070	133,825
NL Industries, Inc.*	1,098	9,553
Pitney Bowes, Inc.	27,796	238,212
Quad/Graphics, Inc.	4,858	101,192
RR Donnelley & Sons Co.	10,153	58,481
SP Plus Corp.*	3,343	124,360
Steelcase, Inc., Class A	12,675	171,112
Team, Inc.* (a)	4,235	97,828
Tetra Tech, Inc. (a)	8,204	479,934
UniFirst Corp.	2,250	398,025
US Ecology, Inc.	3,272	208,426
Viad Corp.	3,030	164,378
VSE Corp.	1,247	59,582

		7,863,667

Communications Equipment 1.6%
Acacia Communications, Inc.* (a)	4,040	140,632
ADTRAN, Inc.	7,021	104,262
Aerohive Networks, Inc.*	4,650	18,460
Applied Optoelectronics, Inc.* (a)	2,710	121,679
CalAmp Corp.*	4,998	117,103
Calix, Inc.*	6,264	48,859
Casa Systems, Inc.*	2,198	35,893
Ciena Corp.*	21,194	561,853

Common Stocks (continued)

	Shares	Value

Communications Equipment (continued)
Clearfield, Inc.* (a)	1,689	$18,663
Comtech Telecommunications Corp.	3,319	105,810
DASAN Zhone Solutions, Inc.* (a)	858	8,374
Digi International, Inc.*	3,925	51,810
Extreme Networks, Inc.*	17,269	137,461
Finisar Corp.* (a)	16,976	305,568
Harmonic, Inc.* (a)	11,617	49,372
Infinera Corp.* (a)	22,011	218,569
InterDigital, Inc.	5,115	413,804
KVH Industries, Inc.*	2,271	30,431
Lumentum Holdings, Inc.* (a)	9,238	534,880
NETGEAR, Inc.*	4,621	288,813
NetScout Systems, Inc.*	12,460	370,062
Oclaro, Inc.*	25,016	223,393
Plantronics, Inc.	4,884	372,405
Quantenna Communications, Inc.*	4,940	76,768
Ribbon Communications, Inc.*	7,889	56,170
ViaSat, Inc.*	8,062	529,835
Viavi Solutions, Inc.*	33,748	345,580

		5,286,509

Construction & Engineering 1.1%
Aegion Corp.*	4,672	120,304
Ameresco, Inc., Class A*	2,705	32,460
Argan, Inc.	2,104	86,159
Comfort Systems USA, Inc.	5,470	250,526
Dycom Industries, Inc.*	4,452	420,758
EMCOR Group, Inc.	8,521	649,130
Granite Construction, Inc.	6,443	358,617
Great Lakes Dredge & Dock Corp.*	8,250	43,312
HC2 Holdings, Inc.*	6,027	35,258
IES Holdings, Inc.*	1,269	21,256
Infrastructure and Energy Alternatives, Inc.* (a)	2,512	23,387
KBR, Inc.	20,858	373,775
MasTec, Inc.*	9,625	488,469
MYR Group, Inc.*	2,314	82,054
Northwest Pipe Co.*	1,386	26,847
NV5 Global, Inc.*	1,263	87,526
Orion Group Holdings, Inc.*	4,033	33,313
Primoris Services Corp.	6,195	168,690
Sterling Construction Co., Inc.*	3,751	48,875
Tutor Perini Corp.*	5,417	99,944
Willscot Corp.* (a)	4,950	73,260

		3,523,920

Construction Materials 0.2%
Forterra, Inc.*	2,705	26,320
Summit Materials, Inc., Class A*	16,505	433,256
United States Lime & Minerals, Inc.	290	24,331
US Concrete, Inc.* (a)	2,396	125,790

		609,697

Consumer Finance 0.7%
Curo Group Holdings Corp.*	1,123	28,019
Elevate Credit, Inc.*	3,319	28,079
Encore Capital Group, Inc.* (a)	3,903	142,850
Enova International, Inc.*	4,966	181,507
EZCORP, Inc., Class A* (a)	7,214	86,929

10

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Consumer Finance (continued)
FirstCash, Inc.	6,608	$593,729
Green Dot Corp., Class A*	7,047	517,179
LendingClub Corp.*	47,239	179,036
Nelnet, Inc., Class A	2,758	161,095
PRA Group, Inc.* (a)	6,620	255,201
Regional Management Corp.*	1,473	51,584
World Acceptance Corp.*	935	103,794

		2,329,002

Containers & Packaging 0.1%
Greif, Inc., Class A	3,801	201,035
Greif, Inc., Class B	825	47,520
Myers Industries, Inc.	4,515	86,688
UFP Technologies, Inc.*	941	29,030

		364,273

Distributors 0.1%
Core-Mark Holding Co., Inc.	6,595	149,706
Funko, Inc., Class A* (a)	1,440	18,072
Weyco Group, Inc.	905	32,942

		200,720

Diversified Consumer Services 0.8%
Adtalem Global Education, Inc.*	8,859	426,118
American Public Education, Inc.*	2,286	96,241
Cambium Learning Group, Inc.*	2,004	22,345
Capella Education Co.	1,731	170,850
Career Education Corp.*	10,189	164,756
Carriage Services, Inc.	2,121	52,070
Chegg, Inc.* (a)	15,674	435,580
Houghton Mifflin Harcourt Co.*	14,967	114,498
K12, Inc.*	5,576	91,279
Laureate Education, Inc., Class A*	7,504	107,532
Regis Corp.*	5,143	85,065
Sotheby’s*	5,507	299,250
Strayer Education, Inc.	1,604	181,268
Weight Watchers International, Inc.*	5,679	574,147

		2,820,999

Diversified Financial Services 0.2%
Banco Latinoamericano de Comercio Exterior SA, Class E	4,686	115,322
Cannae Holdings, Inc.*	10,014	185,760
FGL Holdings* (a)	21,069	176,769
Marlin Business Services Corp.	1,273	37,999
On Deck Capital, Inc.*	7,250	50,750
Tiptree, Inc.	3,691	25,099

		591,699

Diversified Telecommunication Services 0.5%
ATN International, Inc.	1,517	80,052
Cincinnati Bell, Inc.*	6,080	95,456
Cogent Communications Holdings, Inc.	6,196	330,866
Consolidated Communications Holdings, Inc. (a)	10,448	129,137
Frontier Communications Corp. (a)	11,378	60,986
Hawaiian Telcom Holdco, Inc.*	857	24,785
Intelsat SA*	5,880	97,961

Common Stocks (continued)

	Shares	Value

Diversified Telecommunication Services (continued)
Iridium Communications, Inc.* (a)	14,153	$227,863
Ooma, Inc.*	2,548	36,054
ORBCOMM, Inc.*	10,800	109,080
pdvWireless, Inc.*	1,370	34,182
Vonage Holdings Corp.*	32,564	419,750
Windstream Holdings, Inc.*	6,223	32,795

		1,678,967

Electric Utilities 1.0%
ALLETE, Inc.	7,553	584,678
El Paso Electric Co.	5,985	353,713
Genie Energy Ltd., Class B	197	977
IDACORP, Inc.	7,399	682,484
MGE Energy, Inc.	5,183	326,788
Otter Tail Corp.	5,836	277,794
PNM Resources, Inc.	11,758	457,386
Portland General Electric Co.	13,181	563,620
Spark Energy, Inc., Class A (a)	1,698	16,555

		3,263,995

Electrical Equipment 0.7%
Allied Motion Technologies, Inc.	1,096	52,477
Atkore International Group, Inc.*	5,846	121,421
AZZ, Inc.	3,753	163,068
Babcock & Wilcox Enterprises, Inc.* (a)	4,943	11,764
Encore Wire Corp.	3,063	145,339
Energous Corp.* (a)	3,434	50,926
EnerSys	6,205	463,141
Enphase Energy, Inc.* (a)	12,665	85,236
FuelCell Energy, Inc.* (a)	11,942	15,764
Generac Holdings, Inc.* (a)	8,925	461,690
Plug Power, Inc.* (a)	33,038	66,737
Powell Industries, Inc.	1,279	44,548
Preformed Line Products Co.	444	39,418
Sunrun, Inc.* (a)	13,970	183,706
Thermon Group Holdings, Inc.*	4,671	106,826
TPI Composites, Inc.*	2,151	62,895
Vicor Corp.* (a)	2,564	111,662
Vivint Solar, Inc.*	3,917	19,389

		2,206,007

Electronic Equipment, Instruments & Components 2.4%
Anixter International, Inc.*	4,352	275,482
AVX Corp.	7,083	110,991
Badger Meter, Inc. (a)	4,205	187,964
Bel Fuse, Inc., Class B	1,401	29,281
Belden, Inc. (a)	5,969	364,825
Benchmark Electronics, Inc.	6,984	203,584
Control4 Corp.* (a)	3,755	91,284
CTS Corp.	4,805	172,980
Daktronics, Inc.	5,196	44,218
Electro Scientific Industries, Inc.* (a)	4,685	73,882
ePlus, Inc.*	2,011	189,235
Fabrinet*	5,248	193,599
FARO Technologies, Inc.*	2,519	136,908
Fitbit, Inc., Class A*	30,451	198,845
II-VI, Inc.*	9,105	395,612
Insight Enterprises, Inc.*	5,152	252,087
Iteris, Inc.*	3,704	17,927

11

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Itron, Inc.*	5,049	$303,192
KEMET Corp.*	8,280	199,962
Kimball Electronics, Inc.*	3,816	69,833
Knowles Corp.* (a)	12,739	194,907
Maxwell Technologies, Inc.*	5,280	27,456
Mesa Laboratories, Inc.	470	99,208
Methode Electronics, Inc.	5,335	215,001
MTS Systems Corp.	2,587	136,206
Napco Security Technologies, Inc.*	1,749	25,623
nLight, Inc.*	1,017	33,622
Novanta, Inc.*	4,807	299,476
OSI Systems, Inc.*	2,469	190,928
PAR Technology Corp.*	1,652	29,207
Park Electrochemical Corp.	2,802	64,978
PC Connection, Inc.	1,672	55,510
Plexus Corp.*	4,847	288,590
Rogers Corp.*	2,703	301,276
Sanmina Corp.*	9,999	292,971
ScanSource, Inc.*	3,774	152,092
SYNNEX Corp.	4,469	431,303
Systemax, Inc.	1,851	63,545
Tech Data Corp.*	5,631	462,418
TTM Technologies, Inc.* (a)	13,818	243,611
VeriFone Systems, Inc.* (a)	16,214	370,003
Vishay Intertechnology, Inc.	19,505	452,516
Vishay Precision Group, Inc.*	1,469	56,042

		7,998,180

Energy Equipment & Services 1.8%
Archrock, Inc.	18,748	224,976
Basic Energy Services, Inc.*	3,056	33,952
Bristow Group, Inc.*	4,679	66,021
C&J Energy Services, Inc.*	9,508	224,389
Cactus, Inc., Class A*	3,935	132,964
CARBO Ceramics, Inc.* (a)	3,321	30,453
Covia Holdings Corp.*	4,488	83,297
Dawson Geophysical Co.*	3,023	23,882
Diamond Offshore Drilling, Inc.* (a)	9,717	202,697
Dril-Quip, Inc.*	5,600	287,840
Era Group, Inc.*	2,867	37,128
Exterran Corp.*	4,892	122,496
Forum Energy Technologies, Inc.*	12,178	150,398
Frank’s International NV (a)	10,758	83,912
FTS International, Inc.*	3,276	46,650
Gulfmark Offshore, Inc.* (a)	538	18,023
Helix Energy Solutions Group, Inc.*	20,342	169,449
Independence Contract Drilling, Inc.*	5,014	20,658
ION Geophysical Corp.* (a)	1,557	37,835
Keane Group, Inc.* (a)	8,188	111,930
Key Energy Services, Inc.*	1,491	24,214
Liberty Oilfield Services, Inc., Class A*	2,143	40,117
Mammoth Energy Services, Inc.*	1,333	45,269
Matrix Service Co.*	3,796	69,656
McDermott International, Inc.*	26,442	519,585
Natural Gas Services Group, Inc.*	1,796	42,386
NCS Multistage Holdings, Inc.*	1,536	22,318
Newpark Resources, Inc.*	12,925	140,236
Nine Energy Service, Inc.*	1,172	38,817
Noble Corp. plc* (a)	36,556	231,399

Common Stocks (continued)

	Shares	Value

Energy Equipment & Services (continued)
Ocean Rig UDW, Inc., Class A* (a)	8,045	$237,167
Oceaneering International, Inc.	14,533	370,010
Oil States International, Inc.*	8,764	281,324
PHI, Inc. (Non-Voting)*	1,691	17,197
Pioneer Energy Services Corp.*	11,015	64,438
Profire Energy, Inc.*	3,381	11,428
ProPetro Holding Corp.*	10,453	163,903
Quintana Energy Services, Inc.*	746	6,319
RigNet, Inc.*	1,939	19,972
Rowan Cos. plc, Class A*	18,802	304,968
SEACOR Holdings, Inc.*	2,516	144,091
SEACOR Marine Holdings, Inc.*	2,349	54,238
Select Energy Services, Inc., Class A*	6,647	96,581
Smart Sand, Inc.* (a)	3,181	16,891
Solaris Oilfield Infrastructure, Inc., Class A* (a)	3,813	54,488
Superior Energy Services, Inc.*	22,693	221,030
TETRA Technologies, Inc.*	18,055	80,345
Tidewater, Inc.* (a)	3,522	101,891
Unit Corp.* (a)	7,771	198,627
US Silica Holdings, Inc. (a)	11,574	297,336

		6,025,191

Equity Real Estate Investment Trusts (REITs) 6.6%
Acadia Realty Trust	11,986	328,057
Agree Realty Corp.	4,427	233,613
Alexander & Baldwin, Inc.	10,214	240,029
Alexander’s, Inc.	324	123,972
American Assets Trust, Inc.	5,811	222,503
Americold Realty Trust	7,909	174,156
Armada Hoffler Properties, Inc.	6,508	96,969
Ashford Hospitality Trust, Inc.	12,727	103,089
Bluerock Residential Growth REIT, Inc.	3,340	29,793
Braemar Hotels & Resorts, Inc.	4,559	52,064
BRT Apartments Corp.	1,211	15,440
CareTrust REIT, Inc.	10,927	182,372
CatchMark Timber Trust, Inc., Class A	7,202	91,681
CBL & Associates Properties, Inc.	24,416	135,997
Cedar Realty Trust, Inc.	12,820	60,510
Chatham Lodging Trust	6,804	144,381
Chesapeake Lodging Trust	8,787	278,021
City Office REIT, Inc.	5,121	65,702
Clipper Realty, Inc.	2,339	19,975
Community Healthcare Trust, Inc.	2,497	74,585
CoreCivic, Inc.	17,598	420,416
CorEnergy Infrastructure Trust, Inc.	1,869	70,274
CorePoint Lodging, Inc.*	6,147	159,207
Cousins Properties, Inc.	61,791	598,755
DiamondRock Hospitality Co.	29,554	362,923
Easterly Government Properties, Inc.	6,732	133,024
EastGroup Properties, Inc.	5,042	481,814
Education Realty Trust, Inc.	11,201	464,841
Farmland Partners, Inc.	4,621	40,665
First Industrial Realty Trust, Inc.	18,311	610,489
Four Corners Property Trust, Inc.	9,195	226,473
Franklin Street Properties Corp.	15,181	129,949
Front Yard Residential Corp.	7,172	74,732
GEO Group, Inc. (The)	17,975	495,031
Getty Realty Corp.	4,806	135,385

12

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Gladstone Commercial Corp.	4,110	$78,994
Gladstone Land Corp.	1,753	22,211
Global Medical REIT, Inc.	2,681	23,754
Global Net Lease, Inc.	10,221	208,815
Government Properties Income Trust	14,108	223,612
Gramercy Property Trust	23,658	646,337
Healthcare Realty Trust, Inc.	18,270	531,292
Hersha Hospitality Trust	5,296	113,599
Independence Realty Trust, Inc.	13,063	134,680
Industrial Logistics Properties Trust	2,925	65,374
InfraREIT, Inc.	6,556	145,347
Innovative Industrial Properties, Inc.	937	34,313
Investors Real Estate Trust	17,532	96,952
iStar, Inc.*	9,512	102,634
Jernigan Capital, Inc.	1,937	36,919
Kite Realty Group Trust	12,407	211,912
LaSalle Hotel Properties	16,265	556,751
Lexington Realty Trust	31,479	274,812
LTC Properties, Inc.	5,866	250,713
Mack-Cali Realty Corp.	13,542	274,632
MedEquities Realty Trust, Inc.	4,208	46,372
Monmouth Real Estate Investment Corp.	11,240	185,797
National Health Investors, Inc.	5,974	440,164
National Storage Affiliates Trust	7,490	230,842
New Senior Investment Group, Inc.	10,983	83,141
NexPoint Residential Trust, Inc.	2,492	70,897
NorthStar Realty Europe Corp.	6,954	100,763
One Liberty Properties, Inc.	2,150	56,781
Pebblebrook Hotel Trust	10,123	392,772
Pennsylvania REIT	9,910	108,911
Physicians Realty Trust	27,125	432,373
Piedmont Office Realty Trust, Inc., Class A	18,961	377,893
PotlatchDeltic Corp.	9,067	461,057
Preferred Apartment Communities, Inc., Class A	5,550	94,294
PS Business Parks, Inc.	2,940	377,790
QTS Realty Trust, Inc., Class A	7,517	296,922
Quality Care Properties, Inc.*	13,975	300,602
Ramco-Gershenson Properties Trust	11,941	157,741
Retail Opportunity Investments Corp.	16,450	315,182
Rexford Industrial Realty, Inc.	11,811	370,747
RLJ Lodging Trust	25,659	565,781
Ryman Hospitality Properties, Inc.	6,584	547,460
Sabra Health Care REIT, Inc.	26,288	571,238
Safety Income & Growth, Inc.	1,151	21,834
Saul Centers, Inc.	1,823	97,676
Select Income REIT	9,480	213,016
Seritage Growth Properties, Class A	4,754	201,712
Spirit MTA REIT*	6,369	65,601
STAG Industrial, Inc.	14,529	395,625
Summit Hotel Properties, Inc.	15,476	221,462
Sunstone Hotel Investors, Inc.	33,261	552,798
Tanger Factory Outlet Centers, Inc.	13,540	318,055
Terreno Realty Corp.	8,060	303,620
Tier REIT, Inc.	6,896	163,987
UMH Properties, Inc.	4,974	76,351
Universal Health Realty Income Trust	1,945	124,441
Urban Edge Properties	16,156	369,488

Common Stocks (continued)

	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Urstadt Biddle Properties, Inc., Class A	4,310	$97,535
Washington Prime Group, Inc.	26,991	218,897
Washington REIT	11,694	354,679
Whitestone REIT	5,411	67,529
Xenia Hotels & Resorts, Inc.	15,886	386,983

		21,947,349

Food & Staples Retailing 0.6%
Andersons, Inc. (The)	4,093	139,981
Chefs’ Warehouse, Inc. (The)*	3,293	93,850
Ingles Markets, Inc., Class A	2,038	64,808
Natural Grocers by Vitamin Cottage, Inc.* (a)	1,316	16,766
Performance Food Group Co.*	14,975	549,583
PriceSmart, Inc.	3,264	295,392
Rite Aid Corp.* (a)	155,323	268,709
Smart & Final Stores, Inc.*	3,274	18,171
SpartanNash Co.	5,306	135,409
SUPERVALU, Inc.* (a)	5,547	113,824
United Natural Foods, Inc.*	7,495	319,737
Village Super Market, Inc., Class A	1,159	34,144
Weis Markets, Inc. (a)	1,388	74,036

		2,124,410

Food Products 1.0%
Alico, Inc.	445	14,107
B&G Foods, Inc. (a)	9,724	290,748
Calavo Growers, Inc.	2,316	222,684
Cal-Maine Foods, Inc.*	4,580	209,993
Darling Ingredients, Inc.*	24,114	479,386
Dean Foods Co.	13,163	138,343
Farmer Brothers Co.*	1,486	45,397
Fresh Del Monte Produce, Inc.	4,514	201,099
Freshpet, Inc.*	3,857	105,875
Hostess Brands, Inc.* (a)	14,564	198,070
J&J Snack Foods Corp.	2,221	338,636
John B Sanfilippo & Son, Inc.	1,243	92,541
Lancaster Colony Corp.	2,776	384,254
Landec Corp.*	3,904	58,170
Limoneira Co.	1,761	43,338
Sanderson Farms, Inc. (a)	3,014	316,922
Seneca Foods Corp., Class A*	1,005	27,135
Simply Good Foods Co. (The)* (a)	8,862	127,967
Tootsie Roll Industries, Inc. (a)	2,472	76,261

		3,370,926

Gas Utilities 1.1%
Chesapeake Utilities Corp.	2,367	189,242
New Jersey Resources Corp.	12,848	574,948
Northwest Natural Gas Co.	4,217	269,045
ONE Gas, Inc.	7,664	572,807
RGC Resources, Inc.	989	28,859
South Jersey Industries, Inc. (a)	12,654	423,529
Southwest Gas Holdings, Inc.	7,122	543,195
Spire, Inc.	7,263	513,131
WGL Holdings, Inc.	7,538	668,997

		3,783,753

13

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Health Care Equipment & Supplies 3.3%
Abaxis, Inc.	3,250	$269,783
Accuray, Inc.*	12,089	49,565
AngioDynamics, Inc.*	5,269	117,183
Anika Therapeutics, Inc.* (a)	2,063	66,016
Antares Pharma, Inc.* (a)	20,797	53,656
AtriCure, Inc.*	4,956	134,060
Atrion Corp.	213	127,672
AxoGen, Inc.*	4,901	246,275
Cardiovascular Systems, Inc.*	4,706	152,192
Cerus Corp.*	19,337	128,978
CONMED Corp.	3,722	272,450
CryoLife, Inc.*	5,245	146,073
CryoPort, Inc.* (a)	3,662	57,786
Cutera, Inc.* (a)	1,910	76,973
CytoSorbents Corp.* (a)	3,622	41,291
Endologix, Inc.*	11,900	67,354
FONAR Corp.*	897	23,815
GenMark Diagnostics, Inc.* (a)	7,385	47,116
Glaukos Corp.* (a)	4,867	197,795
Globus Medical, Inc., Class A*	10,554	532,555
Haemonetics Corp.*	7,908	709,189
Halyard Health, Inc.*	6,904	395,254
Helius Medical Technologies, Inc.* (a)	1,929	18,364
Heska Corp.*	1,013	105,139
Inogen, Inc.*	2,599	484,272
Integer Holdings Corp.*	4,636	299,717
IntriCon Corp.* (a)	896	36,109
Invacare Corp. (a)	4,699	87,401
iRadimed Corp.*	526	10,915
iRhythm Technologies, Inc.*	3,490	283,144
K2M Group Holdings, Inc.* (a)	5,954	133,965
Lantheus Holdings, Inc.*	5,503	80,069
LeMaitre Vascular, Inc.	2,380	79,682
LivaNova plc*	7,170	715,709
Meridian Bioscience, Inc.	6,024	95,782
Merit Medical Systems, Inc.*	7,239	370,637
Natus Medical, Inc.*	4,765	164,393
Neogen Corp.*	7,405	593,807
Nevro Corp.* (a)	4,288	342,397
Novocure Ltd.*	10,585	331,311
NuVasive, Inc.* (a)	7,591	395,643
Nuvectra Corp.*	2,049	42,066
NxStage Medical, Inc.*	9,689	270,323
OraSure Technologies, Inc.*	8,885	146,336
Orthofix International NV*	2,620	148,868
OrthoPediatrics Corp.* (a)	1,019	27,146
Oxford Immunotec Global plc* (a)	3,661	47,190
Pulse Biosciences, Inc.* (a)	1,727	26,147
Quidel Corp.*	4,827	320,996
Rockwell Medical, Inc.* (a)	6,905	34,042
RTI Surgical, Inc.*	7,941	36,529
SeaSpine Holdings Corp.*	1,700	21,454
Senseonics Holdings, Inc.* (a)	9,804	40,294
Sientra, Inc.*	3,410	66,529
STAAR Surgical Co.*	6,138	190,278
Surmodics, Inc.*	1,866	103,003
Tactile Systems Technology, Inc.*	2,553	132,756
Tandem Diabetes Care, Inc.*	6,571	144,693
TransEnterix, Inc.* (a)	22,968	100,140
Utah Medical Products, Inc.	493	54,304

Common Stocks (continued)

	Shares	Value

Health Care Equipment & Supplies (continued)
Varex Imaging Corp.* (a)	5,680	$210,671
ViewRay, Inc.* (a)	7,298	50,502
Wright Medical Group NV* (a)	15,635	405,885

		11,161,639

Health Care Providers & Services 1.9%
AAC Holdings, Inc.*	1,659	15,545
Addus HomeCare Corp.*	1,081	61,887
Amedisys, Inc.*	4,217	360,385
American Renal Associates Holdings, Inc.*	1,974	31,130
AMN Healthcare Services, Inc.* (a)	6,961	407,915
Apollo Medical Holdings, Inc.* (a)	2,908	75,201
BioScrip, Inc.*	19,224	56,326
BioTelemetry, Inc.*	4,787	215,415
Brookdale Senior Living, Inc.*	27,618	251,048
Capital Senior Living Corp.*	3,553	37,911
Civitas Solutions, Inc.*	2,321	38,064
Community Health Systems, Inc.* (a)	12,284	40,783
CorVel Corp.*	1,351	72,954
Cross Country Healthcare, Inc.*	5,144	57,870
Diplomat Pharmacy, Inc.* (a)	8,371	213,963
Ensign Group, Inc. (The)	7,267	260,304
Genesis Healthcare, Inc.*	8,300	19,007
HealthEquity, Inc.* (a)	7,979	599,223
Kindred Healthcare, Inc.*	13,123	118,107
LHC Group, Inc.* (a)	4,550	389,435
LifePoint Health, Inc.*	5,263	256,834
Magellan Health, Inc.*	3,629	348,203
National HealthCare Corp.	1,834	129,077
National Research Corp.	1,681	62,869
Owens & Minor, Inc.	9,188	153,531
Patterson Cos., Inc.	12,169	275,871
PetIQ, Inc.* (a)	1,506	40,451
Providence Service Corp. (The)*	1,637	128,586
Quorum Health Corp.* (a)	4,229	21,145
R1 RCM, Inc.*	15,262	132,474
RadNet, Inc.*	5,856	87,840
Select Medical Holdings Corp.*	16,035	291,035
Surgery Partners, Inc.*	2,727	40,632
Tenet Healthcare Corp.*	12,333	414,019
Tivity Health, Inc.*	5,920	208,384
Triple-S Management Corp., Class B*	3,303	129,015
US Physical Therapy, Inc.	1,848	177,408

		6,219,847

Health Care Technology 1.0%
Allscripts Healthcare Solutions, Inc.*	26,234	314,808
Castlight Health, Inc., Class B* (a)	11,594	49,274
Computer Programs & Systems, Inc.	1,638	53,890
Cotiviti Holdings, Inc.*	5,838	257,631
Evolent Health, Inc., Class A* (a)	9,953	209,511
HealthStream, Inc.	3,739	102,112
HMS Holdings Corp.*	12,139	262,445
Inovalon Holdings, Inc., Class A* (a)	10,235	101,582
Inspire Medical Systems, Inc.*	1,145	40,831
Medidata Solutions, Inc.*	8,510	685,566
NantHealth, Inc.* (a)	2,346	7,765
Omnicell, Inc.*	5,662	296,972

14

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Health Care Technology (continued)
Quality Systems, Inc.*	7,678	$149,721
Simulations Plus, Inc.	1,594	35,467
Tabula Rasa HealthCare, Inc.*	2,545	162,447
Teladoc, Inc.* (a)	9,136	530,345
Vocera Communications, Inc.*	4,404	131,636

		3,392,003

Hotels, Restaurants & Leisure 3.0%
BBX Capital Corp. (a)	9,629	86,950
Belmond Ltd., Class A*	12,953	144,426
Biglari Holdings, Inc., Class A*	14	13,300
BJ’s Restaurants, Inc.	3,022	181,320
Bloomin’ Brands, Inc.	12,369	248,617
Bluegreen Vacations Corp.	1,093	26,013
Bojangles’, Inc.*	2,541	36,590
Boyd Gaming Corp.	12,213	423,303
Brinker International, Inc. (a)	6,473	308,115
Carrols Restaurant Group, Inc.*	4,988	74,072
Century Casinos, Inc.*	3,736	32,690
Cheesecake Factory, Inc. (The)	6,317	347,814
Churchill Downs, Inc.	1,743	516,799
Chuy’s Holdings, Inc.*	2,403	73,772
Cracker Barrel Old Country Store, Inc.	2,838	443,324
Dave & Buster’s Entertainment, Inc.*	5,887	280,221
Del Frisco’s Restaurant Group, Inc.*	3,050	38,430
Del Taco Restaurants, Inc.*	4,778	67,752
Denny’s Corp.*	9,237	147,145
Dine Brands Global, Inc. (a)	2,487	186,028
Drive Shack, Inc.* (a)	8,998	69,465
El Pollo Loco Holdings, Inc.*	2,945	33,573
Eldorado Resorts, Inc.* (a)	9,728	380,365
Empire Resorts, Inc.* (a)	444	8,791
Fiesta Restaurant Group, Inc.* (a)	3,484	99,991
Golden Entertainment, Inc.* (a)	2,792	75,356
Habit Restaurants, Inc. (The), Class A*	2,927	29,270
ILG, Inc.	15,577	514,508
International Speedway Corp., Class A	3,640	162,708
J Alexander’s Holdings, Inc.*	1,877	20,929
Jack in the Box, Inc.	4,349	370,187
Lindblad Expeditions Holdings, Inc.*	2,911	38,571
Marriott Vacations Worldwide Corp.	3,161	357,067
Monarch Casino & Resort, Inc.*	1,596	70,304
Nathan’s Famous, Inc.	411	38,675
Noodles & Co.* (a)	1,693	20,824
OBH, Inc.*	149	27,340
Papa John’s International, Inc.	3,356	170,216
Penn National Gaming, Inc.*	12,262	411,881
Pinnacle Entertainment, Inc.*	7,647	257,933
Planet Fitness, Inc., Class A*	13,008	571,572
PlayAGS, Inc.*	2,376	64,318
Potbelly Corp.*	3,312	42,890
RCI Hospitality Holdings, Inc.	1,313	41,556
Red Lion Hotels Corp.*	2,434	28,356
Red Robin Gourmet Burgers, Inc.* (a)	1,860	86,676
Red Rock Resorts, Inc., Class A	10,300	345,050
Ruth’s Hospitality Group, Inc.	4,228	118,595
Scientific Games Corp.* (a)	8,101	398,164
SeaWorld Entertainment, Inc.* (a)	8,079	176,284
Shake Shack, Inc., Class A* (a)	3,633	240,432

Common Stocks (continued)

	Shares	Value

Hotels, Restaurants & Leisure (continued)
Sonic Corp. (a)	5,185	$178,468
Speedway Motorsports, Inc.	1,696	29,443
Texas Roadhouse, Inc.	9,969	653,069
Town Sports International Holdings, Inc.*	2,108	30,671
Wingstop, Inc.	4,330	225,680
Zoe’s Kitchen, Inc.* (a)	2,765	26,986

		10,092,845

Household Durables 1.6%
AV Homes, Inc.*	1,757	37,600
Bassett Furniture Industries, Inc.	1,476	40,664
Beazer Homes USA, Inc.*	4,524	66,729
Cavco Industries, Inc.*	1,267	263,092
Century Communities, Inc.*	3,774	119,070
Ethan Allen Interiors, Inc.	3,610	88,445
Flexsteel Industries, Inc.	1,117	44,568
GoPro, Inc., Class A* (a)	16,843	108,469
Green Brick Partners, Inc.*	3,532	34,614
Hamilton Beach Brands Holding Co., Class A	961	27,917
Helen of Troy Ltd.*	3,940	387,893
Hooker Furniture Corp.	1,670	78,323
Hovnanian Enterprises, Inc., Class A*	17,877	29,139
Installed Building Products, Inc.*	3,239	183,165
iRobot Corp.* (a)	3,995	302,701
KB Home	12,669	345,104
La-Z-Boy, Inc.	6,969	213,251
LGI Homes, Inc.* (a)	2,720	157,026
Lifetime Brands, Inc.	1,455	18,406
M/I Homes, Inc.*	4,082	108,091
MDC Holdings, Inc.	6,714	206,590
Meritage Homes Corp.*	5,720	251,394
New Home Co., Inc. (The)*	1,805	17,996
PICO Holdings, Inc.*	3,189	37,152
Purple Innovation, Inc.* (a)	809	6,876
Roku, Inc.* (a)	6,379	271,873
Skyline Champion Corp. (a)	1,012	35,460
Taylor Morrison Home Corp., Class A*	16,555	344,013
TopBuild Corp.*	5,224	409,248
TRI Pointe Group, Inc.* (a)	22,256	364,108
Tupperware Brands Corp.	7,594	313,177
Turtle Beach Corp.*	1,155	23,470
Universal Electronics, Inc.*	2,042	67,488
Vuzix Corp.* (a)	3,208	23,900
William Lyon Homes, Class A*	4,636	107,555
ZAGG, Inc.*	3,936	68,093

		5,202,660

Household Products 0.2%
Central Garden & Pet Co.*	1,491	64,829
Central Garden & Pet Co., Class A*	5,298	214,410
HRG Group, Inc.*	18,325	239,874
Oil-Dri Corp. of America	733	30,889
WD-40 Co.	1,994	291,622

		841,624

15

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Independent Power and Renewable Electricity Producers 0.3%
Atlantic Power Corp.* (a)	16,718	$36,780
NRG Yield, Inc., Class A	5,446	92,854
NRG Yield, Inc., Class C	9,551	164,277
Ormat Technologies, Inc.	5,835	310,364
Pattern Energy Group, Inc., Class A (a)	12,017	225,319
TerraForm Power, Inc., Class A	10,816	126,547

		956,141

Industrial Conglomerates 0.1%
Raven Industries, Inc.	5,236	201,324

Insurance 2.5%
Ambac Financial Group, Inc.*	6,561	130,236
American Equity Investment Life Holding Co.	13,219	475,884
AMERISAFE, Inc.	2,763	159,563
AmTrust Financial Services, Inc.	16,316	237,724
Argo Group International Holdings Ltd.	4,839	281,388
Baldwin & Lyons, Inc., Class B	1,338	32,647
Citizens, Inc.* (a)	7,626	59,407
CNO Financial Group, Inc.	24,070	458,293
Crawford & Co., Class B	1,796	15,535
Donegal Group, Inc., Class A	1,265	17,217
eHealth, Inc.*	2,761	61,018
EMC Insurance Group, Inc.	1,276	35,447
Employers Holdings, Inc.	4,749	190,910
Enstar Group Ltd.*	1,763	365,470
FBL Financial Group, Inc., Class A	1,512	119,070
FedNat Holding Co.	1,723	39,750
Genworth Financial, Inc., Class A*	74,386	334,737
Global Indemnity Ltd.	1,184	46,152
Goosehead Insurance, Inc., Class A*	1,401	34,969
Greenlight Capital Re Ltd., Class A*	4,316	61,287
Hallmark Financial Services, Inc.*	1,950	19,461
HCI Group, Inc.	1,136	47,224
Health Insurance Innovations, Inc., Class A* (a)	1,708	55,254
Heritage Insurance Holdings, Inc. (a)	3,127	52,127
Horace Mann Educators Corp.	6,062	270,365
Independence Holding Co.	682	22,676
Infinity Property & Casualty Corp.	1,587	225,909
Investors Title Co.	213	39,333
James River Group Holdings Ltd.	3,851	151,306
Kemper Corp. (a)	5,873	444,292
Kingstone Cos., Inc.	1,322	22,342
Kinsale Capital Group, Inc.	2,866	157,229
Maiden Holdings Ltd.	10,147	78,639
MBIA, Inc.* (a)	12,844	116,110
National General Holdings Corp.	9,082	239,129
National Western Life Group, Inc., Class A	351	107,848
Navigators Group, Inc. (The)	2,967	169,119
NI Holdings, Inc.*	1,490	25,255
Primerica, Inc.	6,404	637,838
ProAssurance Corp.	7,822	277,290
RLI Corp. (a)	5,744	380,195
Safety Insurance Group, Inc.	2,191	187,111
Selective Insurance Group, Inc.	8,534	469,370
State Auto Financial Corp.	2,491	74,506

Common Stocks (continued)

	Shares	Value

Insurance (continued)
Stewart Information Services Corp.	3,466	$149,281
Third Point Reinsurance Ltd.*	12,079	150,988
Trupanion, Inc.* (a)	3,531	136,297
United Fire Group, Inc.	3,061	166,855
United Insurance Holdings Corp.	2,985	58,446
Universal Insurance Holdings, Inc.	4,728	165,953
WMIH Corp.* (a)	28,046	37,582

		8,292,034

Internet & Direct Marketing Retail 0.5%
1-800-Flowers.com, Inc., Class A*	3,886	48,769
Duluth Holdings, Inc., Class B* (a)	1,084	25,788
Fluent, Inc.* (a)	5,585	13,683
Gaia, Inc.*	1,635	33,109
Groupon, Inc.* (a)	65,097	279,917
Lands’ End, Inc.*	1,555	43,385
Liberty Expedia Holdings, Inc., Class A*	8,017	352,267
Liberty TripAdvisor Holdings, Inc., Class A*	10,508	169,179
Nutrisystem, Inc. (a)	4,298	165,473
Overstock.com, Inc.* (a)	3,053	102,734
PetMed Express, Inc. (a)	3,005	132,370
Shutterfly, Inc.*	4,863	437,816

		1,804,490

Internet Software & Services 3.6%
Alarm.com Holdings, Inc.* (a)	4,540	183,325
Alteryx, Inc., Class A* (a)	4,114	156,990
Amber Road, Inc.*	3,587	33,754
Appfolio, Inc., Class A*	2,171	132,757
Apptio, Inc., Class A*	4,948	179,117
Benefitfocus, Inc.* (a)	2,948	99,053
Blucora, Inc.*	6,912	255,744
Box, Inc., Class A*	18,735	468,188
Brightcove, Inc.*	4,982	48,076
Carbonite, Inc.*	3,921	136,843
Cardlytics, Inc.* (a)	793	17,256
Care.com, Inc.*	2,873	59,988
Cargurus, Inc.*	7,239	251,483
Cars.com, Inc.* (a)	10,689	303,461
ChannelAdvisor Corp.*	3,709	52,111
Cimpress NV*	3,241	469,815
Cision Ltd.*	5,716	85,454
Cloudera, Inc.*	15,228	207,710
Cornerstone OnDemand, Inc.*	7,858	372,705
Coupa Software, Inc.*	7,819	486,654
eGain Corp.*	2,585	39,033
Endurance International Group Holdings, Inc.*	10,405	103,530
Envestnet, Inc.*	6,512	357,834
Etsy, Inc.*	17,631	743,852
Five9, Inc.*	8,343	288,417
Fusion Connect, Inc.*	3,119	12,289
Gogo, Inc.* (a)	8,234	40,017
GTT Communications, Inc.* (a)	5,146	231,570
Hortonworks, Inc.*	10,109	184,186
Instructure, Inc.*	4,606	195,985
Internap Corp.*	2,936	30,593
j2 Global, Inc.	6,906	598,129

16

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Internet Software & Services (continued)
Leaf Group Ltd.*	2,081	$22,579
Limelight Networks, Inc.*	15,825	70,738
Liquidity Services, Inc.*	3,759	24,621
LivePerson, Inc.*	8,301	175,151
Meet Group, Inc. (The)*	9,706	43,483
MINDBODY, Inc., Class A*	6,366	245,728
New Relic, Inc.*	6,520	655,847
NIC, Inc.	9,702	150,866
Pandora Media, Inc.* (a)	37,733	297,336
Q2 Holdings, Inc.*	5,382	307,043
QuinStreet, Inc.*	5,381	68,339
Quotient Technology, Inc.*	11,773	154,226
Reis, Inc.	1,322	28,820
Remark Holdings, Inc.* (a)	3,594	14,052
SendGrid, Inc.*	1,231	32,646
ShotSpotter, Inc.* (a)	1,058	40,130
Shutterstock, Inc.*	2,817	133,695
SPS Commerce, Inc.*	2,527	185,684
Stamps.com, Inc.* (a)	2,557	647,049
TechTarget, Inc.*	3,064	87,018
Telaria, Inc.*	6,442	26,026
Trade Desk, Inc. (The), Class A*	4,642	435,420
Travelzoo*	719	12,295
TrueCar, Inc.*	13,523	136,447
Tucows, Inc., Class A*	1,418	86,002
Veritone, Inc.* (a)	1,056	17,762
Web.com Group, Inc.*	5,976	154,480
XO Group, Inc.*	3,561	113,952
Yelp, Inc.*	11,961	468,632
Yext, Inc.*	11,926	230,649

		11,892,635

IT Services 1.7%
Acxiom Corp.*	11,682	349,876
CACI International, Inc., Class A*	3,618	609,814
Cardtronics plc, Class A*	5,867	141,864
Cass Information Systems, Inc.	1,737	119,540
ConvergeOne Holdings, Inc. (a)	3,640	34,180
Convergys Corp.	13,599	332,359
CSG Systems International, Inc.	4,969	203,083
Everi Holdings, Inc.*	9,403	67,702
EVERTEC, Inc.	9,039	197,502
Exela Technologies, Inc.* (a)	6,956	33,041
ExlService Holdings, Inc.*	4,912	278,068
Hackett Group, Inc. (The)	3,416	54,895
Information Services Group, Inc.*	4,839	19,840
ManTech International Corp., Class A	3,898	209,089
MAXIMUS, Inc.	9,568	594,268
MoneyGram International, Inc.*	4,205	28,131
Perficient, Inc.*	4,964	130,901
Perspecta, Inc.	21,169	435,023
PFSweb, Inc.*	2,251	21,880
Presidio, Inc.* (a)	4,558	59,710
PRGX Global, Inc.*	3,011	29,207
Science Applications International Corp.	6,277	507,998
ServiceSource International, Inc.*	11,169	44,006
Sykes Enterprises, Inc.*	5,890	169,514
Syntel, Inc.*	5,240	168,152
Travelport Worldwide Ltd.	18,504	343,064

Common Stocks (continued)

	Shares	Value

IT Services (continued)
TTEC Holdings, Inc.	2,184	$75,457
Unisys Corp.* (a)	7,285	93,976
Virtusa Corp.*	4,147	201,876

		5,554,016

Leisure Products 0.3%
Acushnet Holdings Corp. (a)	5,175	126,580
American Outdoor Brands Corp.*	7,793	93,750
Callaway Golf Co.	13,876	263,228
Clarus Corp.*	2,997	24,725
Escalade, Inc.	1,601	22,574
Johnson Outdoors, Inc., Class A	702	59,340
Malibu Boats, Inc., Class A*	2,981	125,023
Marine Products Corp.	1,164	20,696
MCBC Holdings, Inc.*	2,667	77,210
Nautilus, Inc.*	4,377	68,719
Sturm Ruger & Co., Inc. (a)	2,449	137,144
Vista Outdoor, Inc.*	8,267	128,056

		1,147,045

Life Sciences Tools & Services 0.4%
Accelerate Diagnostics, Inc.* (a)	3,805	84,852
Cambrex Corp.*	4,895	256,009
ChromaDex Corp.* (a)	5,713	21,195
Codexis, Inc.*	7,498	107,971
Enzo Biochem, Inc.*	6,392	33,175
Fluidigm Corp.* (a)	3,981	23,727
Harvard Bioscience, Inc.*	4,258	22,780
Luminex Corp. (a)	6,142	181,373
Medpace Holdings, Inc.*	1,770	76,110
NanoString Technologies, Inc.*	2,984	40,821
NeoGenomics, Inc.*	8,191	107,384
Pacific Biosciences of California, Inc.*	18,435	65,444
Quanterix Corp.*	712	10,224
Syneos Health, Inc.*	8,254	387,113

		1,418,178

Machinery 3.6%
Actuant Corp., Class A	9,039	265,295
Alamo Group, Inc.	1,440	130,118
Albany International Corp., Class A	4,250	255,637
Altra Industrial Motion Corp.	4,300	185,330
American Railcar Industries, Inc. (a)	1,059	41,809
Astec Industries, Inc.	3,400	203,320
Barnes Group, Inc.	7,265	427,909
Blue Bird Corp.* (a)	2,159	48,254
Briggs & Stratton Corp.	6,037	106,312
Chart Industries, Inc.*	4,532	279,534
CIRCOR International, Inc.	2,388	88,260
Columbus McKinnon Corp.	3,186	138,145
Commercial Vehicle Group, Inc.*	4,548	33,382
DMC Global, Inc.	2,040	91,596
Douglas Dynamics, Inc.	3,334	160,032
Eastern Co. (The)	820	23,001
Energy Recovery, Inc.* (a)	5,271	42,590
EnPro Industries, Inc.	3,061	214,117
ESCO Technologies, Inc.	3,792	218,798
Evoqua Water Technologies Corp.*	11,155	228,678
Federal Signal Corp.	8,810	205,185

17

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Machinery (continued)
Franklin Electric Co., Inc.	6,873	$309,972
FreightCar America, Inc.	1,762	29,584
Gencor Industries, Inc.*	1,310	21,157
Global Brass & Copper Holdings, Inc.	3,138	98,376
Gorman-Rupp Co. (The)	2,571	89,985
Graham Corp.	1,391	35,902
Greenbrier Cos., Inc. (The) (a)	4,688	247,292
Harsco Corp.*	11,892	262,813
Hillenbrand, Inc.	9,286	437,835
Hurco Cos., Inc.	900	40,275
Hyster-Yale Materials Handling, Inc.	1,494	95,990
John Bean Technologies Corp.	4,615	410,274
Kadant, Inc.	1,635	157,205
Kennametal, Inc.	12,082	433,744
LB Foster Co., Class A*	1,468	33,691
Lindsay Corp. (a)	1,581	153,341
Lydall, Inc.*	2,577	112,486
Manitex International, Inc.*	2,125	26,520
Manitowoc Co., Inc. (The)*	5,237	135,429
Meritor, Inc.*	12,446	256,014
Milacron Holdings Corp.*	10,263	194,279
Miller Industries, Inc.	1,610	41,136
Mueller Industries, Inc.	8,461	249,684
Mueller Water Products, Inc., Class A	22,867	268,001
Navistar International Corp.*	7,192	292,858
NN, Inc.	4,249	80,306
Omega Flex, Inc.	425	33,622
Proto Labs, Inc.* (a)	3,995	475,205
RBC Bearings, Inc.*	3,466	446,455
REV Group, Inc. (a)	4,408	74,980
Rexnord Corp.*	15,387	447,146
Spartan Motors, Inc.	4,941	74,609
SPX Corp.*	6,366	223,128
SPX FLOW, Inc.*	6,238	273,037
Standex International Corp.	1,822	186,208
Sun Hydraulics Corp.	4,224	203,555
Tennant Co.	2,635	208,165
Titan International, Inc.	7,207	77,331
TriMas Corp.*	6,807	200,126
Twin Disc, Inc.* (a)	1,240	30,777
Wabash National Corp.	8,446	157,602
Watts Water Technologies, Inc., Class A	4,105	321,832
Woodward, Inc.	7,884	605,964

		11,941,193

Marine 0.1%
Costamare, Inc.	7,377	58,868
Eagle Bulk Shipping, Inc.*	7,115	38,706
Genco Shipping & Trading Ltd.*	1,113	17,252
Matson, Inc.	6,275	240,835
Safe Bulkers, Inc.*	7,148	24,303
Scorpio Bulkers, Inc.	8,714	61,869

		441,833

Media 1.6%
AMC Entertainment Holdings, Inc., Class A (a)	7,704	122,494
Beasley Broadcast Group, Inc., Class A	672	7,526
Boston Omaha Corp., Class A* (a)	736	15,507

Common Stocks (continued)

	Shares	Value

Media (continued)
Central European Media Enterprises Ltd., Class A*	11,963	$49,646
Clear Channel Outdoor Holdings, Inc., Class A	5,343	22,975
Daily Journal Corp.* (a)	163	37,523
Emerald Expositions Events, Inc.	3,660	75,396
Entercom Communications Corp., Class A (a)	19,206	145,005
Entravision Communications Corp., Class A	9,619	48,095
Eros International plc*	4,442	57,746
EW Scripps Co. (The), Class A (a)	6,879	92,110
Gannett Co., Inc.	16,902	180,851
Gray Television, Inc.*	11,636	183,849
Hemisphere Media Group, Inc.*	2,604	34,112
IMAX Corp.*	8,107	179,570
Liberty Latin America Ltd., Class A* (a)	6,440	123,133
Liberty Latin America Ltd., Class C* (a)	16,694	323,530
Liberty Media Corp.-Liberty Braves, Class C*	5,207	134,653
Liberty Media Corp-Liberty Braves, Class A*	1,426	36,662
LiveXLive Media, Inc.* (a)	3,948	22,780
Loral Space & Communications, Inc.*	1,857	69,823
Marcus Corp. (The)	2,909	94,542
MDC Partners, Inc., Class A*	8,253	37,964
Meredith Corp. (a)	5,847	298,197
MSG Networks, Inc., Class A*	8,957	214,520
National CineMedia, Inc.	11,397	95,735
New Media Investment Group, Inc.	8,840	163,363
New York Times Co. (The), Class A (a)	19,329	500,621
Nexstar Media Group, Inc., Class A (a)	6,609	485,101
Reading International, Inc., Class A*	2,427	38,711
Saga Communications, Inc., Class A	572	22,022
Scholastic Corp.	4,092	181,317
Sinclair Broadcast Group, Inc., Class A	10,661	342,751
TEGNA, Inc.	32,036	347,591
tronc, Inc.*	2,532	43,753
WideOpenWest, Inc.*	4,636	44,784
World Wrestling Entertainment, Inc., Class A	6,213	452,431

		5,326,389

Metals & Mining 1.3%
AK Steel Holding Corp.* (a)	47,056	204,223
Allegheny Technologies, Inc.*	18,533	465,549
Carpenter Technology Corp.	6,905	362,996
Century Aluminum Co.*	7,207	113,510
Cleveland-Cliffs, Inc.* (a)	43,992	370,853
Coeur Mining, Inc.*	27,656	210,186
Commercial Metals Co.	17,260	364,359
Compass Minerals International, Inc.	5,027	330,525
Gold Resource Corp.	7,640	50,348
Haynes International, Inc.	1,795	65,948
Hecla Mining Co.	59,005	205,337
Kaiser Aluminum Corp.	2,395	249,344
Klondex Mines Ltd.*	20,021	46,249
Materion Corp.	3,001	162,504
Olympic Steel, Inc.	1,332	27,186

18

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Metals & Mining (continued)
Ramaco Resources, Inc.*	724	$5,039
Ryerson Holding Corp.*	2,323	25,901
Schnitzer Steel Industries, Inc., Class A	3,823	128,835
SunCoke Energy, Inc.*	9,326	124,968
Synalloy Corp.	1,236	24,658
Tahoe Resources, Inc.	45,845	225,557
TimkenSteel Corp.*	5,735	93,767
Universal Stainless & Alloy Products, Inc.*	1,059	25,067
Warrior Met Coal, Inc.	5,300	146,121
Worthington Industries, Inc.	6,298	264,327

		4,293,357

Mortgage Real Estate Investment Trusts (REITs) 1.0%
AG Mortgage Investment Trust, Inc.	4,078	76,626
Anworth Mortgage Asset Corp.	14,111	70,132
Apollo Commercial Real Estate Finance, Inc.	18,168	332,111
Arbor Realty Trust, Inc.	3,330	34,732
Ares Commercial Real Estate Corp.	3,875	53,514
ARMOUR Residential REIT, Inc.	5,997	136,791
Blackstone Mortgage Trust, Inc., Class A	14,958	470,130
Capstead Mortgage Corp.	13,779	123,322
Cherry Hill Mortgage Investment Corp.	2,041	36,452
Colony Credit Real Estate, Inc. (a)	11,260	233,420
CYS Investments, Inc.	23,358	175,185
Dynex Capital, Inc.	7,492	48,923
Exantas Capital Corp.	4,355	44,334
Granite Point Mortgage Trust, Inc.	6,216	114,063
Great Ajax Corp.	2,292	29,979
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	7,688	151,838
Invesco Mortgage Capital, Inc.	16,904	268,773
KKR Real Estate Finance Trust, Inc.	2,205	43,615
Ladder Capital Corp.	12,860	200,873
MTGE Investment Corp.	6,588	129,125
New York Mortgage Trust, Inc.	16,073	96,599
Orchid Island Capital, Inc.	8,208	61,724
Owens Realty Mortgage, Inc.	70	1,168
PennyMac Mortgage Investment Trust	7,623	144,761
Redwood Trust, Inc.	11,044	181,895
Sutherland Asset Management Corp.	2,536	41,210
TPG RE Finance Trust, Inc.	5,020	102,006
Western Asset Mortgage Capital Corp.	5,889	61,363

		3,464,664

Multiline Retail 0.3%
Big Lots, Inc.	6,161	257,407
Dillard’s, Inc., Class A (a)	1,740	164,430
JC Penney Co., Inc.* (a)	47,238	110,537
Ollie’s Bargain Outlet Holdings, Inc.*	7,306	529,685
Sears Holdings Corp.* (a)	6,057	14,355

		1,076,414

Multi-Utilities 0.5%
Avista Corp. (a)	9,647	508,011
Black Hills Corp.	7,916	484,538
NorthWestern Corp.	7,388	422,963
Unitil Corp.	2,121	108,256

		1,523,768

Common Stocks (continued)

	Shares	Value

Oil, Gas & Consumable Fuels 3.1%
Abraxas Petroleum Corp.*	22,223	$64,224
Adams Resources & Energy, Inc.	314	13,502
Alta Mesa Resources, Inc.* (a)	14,129	96,218
Amyris, Inc.*	3,568	22,800
Approach Resources, Inc.* (a)	6,233	15,209
Arch Coal, Inc., Class A	2,860	224,310
Ardmore Shipping Corp.*	4,651	38,138
Bonanza Creek Energy, Inc.*	2,729	103,347
California Resources Corp.*	6,657	302,494
Callon Petroleum Co.*	33,168	356,224
Carrizo Oil & Gas, Inc.* (a)	11,547	321,584
Clean Energy Fuels Corp.*	19,741	72,844
Cloud Peak Energy, Inc.*	10,714	37,392
CONSOL Energy, Inc.*	4,141	158,807
CVR Energy, Inc. (a)	2,281	84,374
Delek US Holdings, Inc.	12,324	618,295
Denbury Resources, Inc.* (a)	64,828	311,823
DHT Holdings, Inc.	13,875	65,074
Dorian LPG Ltd.*	4,119	31,469
Earthstone Energy, Inc., Class A*	2,672	23,647
Eclipse Resources Corp.*	12,712	20,339
Energy Fuels, Inc.*	10,785	24,482
Energy XXI Gulf Coast, Inc.*	5,025	44,421
EP Energy Corp., Class A* (a)	5,583	16,749
Evolution Petroleum Corp.	3,685	36,297
Frontline Ltd.* (a)	11,135	65,028
GasLog Ltd.	5,896	112,614
Golar LNG Ltd. (a)	13,882	408,964
Goodrich Petroleum Corp.* (a)	1,267	15,673
Green Plains, Inc. (a)	5,950	108,885
Gulfport Energy Corp.*	25,788	324,155
Halcon Resources Corp.* (a)	19,895	87,339
Hallador Energy Co.	2,389	17,057
HighPoint Resources Corp.*	16,014	97,365
International Seaways, Inc.*	3,221	74,534
Isramco, Inc.*	112	13,765
Jagged Peak Energy, Inc.* (a)	9,440	122,909
Laredo Petroleum, Inc.* (a)	22,886	220,163
Lilis Energy, Inc.* (a)	6,203	32,256
Matador Resources Co.*	14,609	439,000
Midstates Petroleum Co., Inc.*	2,252	30,650
NACCO Industries, Inc., Class A	590	19,912
NextDecade Corp.*	1,145	7,832
Nordic American Tankers Ltd. (a)	20,156	54,018
Northern Oil and Gas, Inc.*	15,985	50,353
Oasis Petroleum, Inc.*	39,729	515,285
Overseas Shipholding Group, Inc., Class A*	8,475	32,883
Panhandle Oil and Gas, Inc., Class A	2,292	43,777
Par Pacific Holdings, Inc.*	4,579	79,583
PDC Energy, Inc.*	9,768	590,476
Peabody Energy Corp.	11,904	541,394
Penn Virginia Corp.* (a)	1,830	155,349
Renewable Energy Group, Inc.*	5,487	97,943
Resolute Energy Corp.* (a)	3,136	97,843
REX American Resources Corp.*	840	68,015
Ring Energy, Inc.* (a)	8,442	106,538
Rosehill Resources, Inc.*	249	2,022
Sanchez Energy Corp.* (a)	10,482	47,379
SandRidge Energy, Inc.*	4,659	82,651

19

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Scorpio Tankers, Inc.	43,504	$122,246
SemGroup Corp., Class A (a)	11,719	297,663
Ship Finance International Ltd. (a)	12,421	185,694
SilverBow Resources, Inc.*	1,010	29,169
Southwestern Energy Co.*	86,989	461,042
SRC Energy, Inc.*	35,695	393,359
Talos Energy, Inc.* (a)	3,002	96,454
Teekay Corp.	10,178	78,879
Teekay Tankers Ltd., Class A	29,517	34,535
Tellurian, Inc.* (a)	11,904	99,041
Ultra Petroleum Corp.* (a)	23,776	54,923
Uranium Energy Corp.* (a)	24,044	38,711
W&T Offshore, Inc.*	13,563	96,975
WildHorse Resource Development Corp.*	4,005	101,567
World Fuel Services Corp.	9,920	202,467
Zion Oil & Gas, Inc.* (a)	7,780	31,548

		10,191,946

Paper & Forest Products 0.6%
Boise Cascade Co.	5,755	257,248
Clearwater Paper Corp.* (a)	2,340	54,054
KapStone Paper and Packaging Corp.	12,949	446,741
Louisiana-Pacific Corp.	21,551	586,618
Neenah, Inc.	2,487	211,022
PH Glatfelter Co.	6,283	123,084
Schweitzer-Mauduit International, Inc.	4,562	199,451
Verso Corp., Class A*	4,971	108,169

		1,986,387

Personal Products 0.3%
Edgewell Personal Care Co.*	7,965	401,914
elf Beauty, Inc.* (a)	3,383	51,557
Inter Parfums, Inc.	2,620	140,170
Medifast, Inc.	1,721	275,635
Natural Health Trends Corp. (a)	1,072	26,822
Nature’s Sunshine Products, Inc.*	1,586	14,829
Revlon, Inc., Class A* (a)	1,213	21,288
USANA Health Sciences, Inc.*	1,866	215,150

		1,147,365

Pharmaceuticals 2.0%
Aclaris Therapeutics, Inc.* (a)	3,991	79,700
Aerie Pharmaceuticals, Inc.*	5,243	354,165
Akcea Therapeutics, Inc.* (a)	1,882	44,622
Akorn, Inc.*	13,777	228,560
Amneal Pharmaceuticals, Inc.*	12,809	210,196
Amphastar Pharmaceuticals, Inc.*	5,137	78,391
Ampio Pharmaceuticals, Inc.* (a)	11,707	25,755
ANI Pharmaceuticals, Inc.*	1,149	76,753
Aratana Therapeutics, Inc.*	5,934	25,219
Assembly Biosciences, Inc.*	2,503	98,143
Clearside Biomedical, Inc.*	4,139	44,246
Collegium Pharmaceutical, Inc.*	4,324	103,127
Corcept Therapeutics, Inc.* (a)	14,410	226,525
Corium International, Inc.* (a)	3,946	31,607
Cymabay Therapeutics, Inc.*	8,678	116,459
Depomed, Inc.*	8,289	55,288
Dermira, Inc.*	4,871	44,813

Common Stocks (continued)

	Shares	Value

Pharmaceuticals (continued)
Dova Pharmaceuticals, Inc.* (a)	1,740	$52,061
Durect Corp.*	23,821	37,161
Eloxx Pharmaceuticals, Inc.* (a)	3,166	54,044
Endo International plc* (a)	33,036	311,529
Endocyte, Inc.* (a)	9,582	132,232
Evolus, Inc.* (a)	724	20,265
Horizon Pharma plc*	24,347	403,186
Innovate Biopharmaceuticals, Inc.* (a)	2,525	59,514
Innoviva, Inc.*	10,286	141,947
Intersect ENT, Inc.*	4,364	163,432
Intra-Cellular Therapies, Inc.*	6,610	116,799
Kala Pharmaceuticals, Inc.*	1,553	21,323
Lannett Co., Inc.* (a)	4,091	55,638
Mallinckrodt plc* (a)	12,184	227,353
Marinus Pharmaceuticals, Inc.*	5,359	37,888
Medicines Co. (The)* (a)	10,059	369,165
Melinta Therapeutics, Inc.*	3,022	19,190
Menlo Therapeutics, Inc.*	920	7,470
MyoKardia, Inc.*	4,496	223,226
Neos Therapeutics, Inc.*	4,570	28,562
Ocular Therapeutix, Inc.*	5,005	33,784
Odonate Therapeutics, Inc.*	965	21,307
Omeros Corp.* (a)	6,921	125,547
Optinose, Inc.* (a)	2,383	66,676
Pacira Pharmaceuticals, Inc.*	5,909	189,383
Paratek Pharmaceuticals, Inc.* (a)	4,717	48,113
Phibro Animal Health Corp., Class A	2,966	136,584
Prestige Brands Holdings, Inc.*	7,905	303,394
Reata Pharmaceuticals, Inc., Class A* (a)	2,345	82,005
resTORbio, Inc.* (a)	930	8,510
Revance Therapeutics, Inc.* (a)	4,851	133,160
scPharmaceuticals, Inc.* (a)	1,069	6,051
Sienna Biopharmaceuticals, Inc.*	2,174	33,023
SIGA Technologies, Inc.* (a)	7,633	45,340
Supernus Pharmaceuticals, Inc.*	7,228	432,596
Teligent, Inc.* (a)	5,884	20,359
Tetraphase Pharmaceuticals, Inc.* (a)	7,379	26,343
TherapeuticsMD, Inc.* (a)	24,846	155,039
Theravance Biopharma, Inc.* (a)	6,373	144,540
WaVe Life Sciences Ltd.* (a)	2,599	99,412
Zogenix, Inc.* (a)	5,210	230,282
Zomedica Pharmaceuticals Corp.* (a)	4,273	9,614

		6,676,616

Professional Services 1.4%
Acacia Research Corp.*	7,232	30,013
ASGN, Inc.*	7,472	584,236
Barrett Business Services, Inc.	1,027	99,177
BG Staffing, Inc.	1,018	23,669
CBIZ, Inc.*	7,692	176,916
CRA International, Inc.	1,146	58,320
Exponent, Inc.	7,591	366,645
Forrester Research, Inc. (a)	1,479	62,044
Franklin Covey Co.*	1,401	34,395
FTI Consulting, Inc.*	5,577	337,297
GP Strategies Corp.*	1,812	31,891
Heidrick & Struggles International, Inc.	2,838	99,330
Hill International, Inc.*	7,227	42,639
Huron Consulting Group, Inc.*	3,328	136,115

20

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Professional Services (continued)
ICF International, Inc.	2,681	$190,485
Insperity, Inc.	5,637	536,924
Kelly Services, Inc., Class A	4,714	105,829
Kforce, Inc.	3,358	115,180
Korn/Ferry International	8,309	514,576
Mistras Group, Inc.*	2,516	47,502
Navigant Consulting, Inc.*	6,638	146,965
Resources Connection, Inc.	4,406	74,462
TriNet Group, Inc.*	6,422	359,247
TrueBlue, Inc.*	6,154	165,850
WageWorks, Inc.*	5,884	294,200
Willdan Group, Inc.*	1,116	34,563

		4,668,470

Real Estate Management & Development 0.5%
Altisource Portfolio Solutions SA* (a)	1,580	46,089
American Realty Investors, Inc.* (a)	405	6,403
Consolidated-Tomoka Land Co.	563	34,630
Forestar Group, Inc.* (a)	1,518	31,499
FRP Holdings, Inc.*	1,055	68,311
Griffin Industrial Realty, Inc.	155	6,819
HFF, Inc., Class A	5,540	190,299
Kennedy-Wilson Holdings, Inc.	18,488	391,021
Marcus & Millichap, Inc.*	2,885	112,544
Maui Land & Pineapple Co., Inc.*	983	11,010
Newmark Group, Inc., Class A	3,341	47,542
RE/MAX Holdings, Inc., Class A	2,574	135,006
Redfin Corp.* (a)	10,892	251,496
RMR Group, Inc. (The), Class A	1,018	79,862
St Joe Co. (The)*	5,556	99,730
Stratus Properties, Inc.*	863	26,365
Tejon Ranch Co.*	3,098	75,281
Transcontinental Realty Investors, Inc.*	231	7,727
Trinity Place Holdings, Inc.*	2,746	17,986

		1,639,620

Road & Rail 0.5%
ArcBest Corp.	3,748	171,284
Avis Budget Group, Inc.*	10,103	328,347
Covenant Transportation Group, Inc., Class A*	1,718	54,117
Daseke, Inc.*	6,107	60,643
Heartland Express, Inc.	6,852	127,105
Hertz Global Holdings, Inc.* (a)	7,908	121,309
Marten Transport Ltd.	5,634	132,117
PAM Transportation Services, Inc.* (a)	334	15,688
Saia, Inc.*	3,786	306,098
Universal Logistics Holdings, Inc.	1,216	31,920
USA Truck, Inc.*	1,171	27,483
Werner Enterprises, Inc.	7,119	267,318
YRC Worldwide, Inc.*	4,786	48,099

		1,691,528

Semiconductors & Semiconductor Equipment 2.5%
ACM Research, Inc., Class A* (a)	1,173	12,645
Adesto Technologies Corp.* (a)	2,633	22,117
Advanced Energy Industries, Inc.*	5,748	333,901
Alpha & Omega Semiconductor Ltd.*	2,899	41,282
Ambarella, Inc.* (a)	4,848	187,181

Common Stocks (continued)

	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Amkor Technology, Inc.*	15,471	$132,896
Aquantia Corp.*	3,101	35,910
Axcelis Technologies, Inc.*	4,771	94,466
AXT, Inc.*	5,390	38,000
Brooks Automation, Inc. (a)	10,253	334,453
Cabot Microelectronics Corp.	3,724	400,553
CEVA, Inc.*	3,159	95,402
Cirrus Logic, Inc.*	9,441	361,874
Cohu, Inc.	4,296	105,295
Cree, Inc.*	14,801	615,278
Diodes, Inc.*	5,834	201,098
Entegris, Inc.	20,856	707,018
FormFactor, Inc.*	10,881	144,717
Ichor Holdings Ltd.* (a)	3,755	79,681
Impinj, Inc.* (a)	2,636	58,282
Inphi Corp.* (a)	6,388	208,313
Integrated Device Technology, Inc.*	19,553	623,350
Kopin Corp.* (a)	8,949	25,594
Lattice Semiconductor Corp.*	17,749	116,433
MACOM Technology Solutions Holdings, Inc.* (a)	6,679	153,884
MaxLinear, Inc.* (a)	9,282	144,706
Nanometrics, Inc.*	3,325	117,738
NeoPhotonics Corp.* (a)	4,762	29,667
NVE Corp.	694	84,515
PDF Solutions, Inc.* (a)	4,046	48,471
Photronics, Inc.*	9,687	77,254
Power Integrations, Inc.	4,232	309,148
Rambus, Inc.* (a)	15,621	195,887
Rudolph Technologies, Inc.*	4,728	139,949
Semtech Corp.*	9,604	451,868
Sigma Designs, Inc.*	5,473	33,385
Silicon Laboratories, Inc.*	6,295	626,982
SMART Global Holdings, Inc.* (a)	1,537	48,984
SunPower Corp.* (a)	9,459	72,551
Synaptics, Inc.* (a)	5,113	257,542
Ultra Clean Holdings, Inc.*	5,860	97,276
Veeco Instruments, Inc.* (a)	7,247	103,270
Xcerra Corp.*	7,833	109,427
Xperi Corp.	7,077	113,940

		8,192,183

Software 2.5%
8x8, Inc.*	13,389	268,449
A10 Networks, Inc.*	7,263	45,249
ACI Worldwide, Inc.*	16,848	415,640
Agilysys, Inc.*	2,249	34,860
Altair Engineering, Inc., Class A*	3,655	124,928
American Software, Inc., Class A	4,026	58,659
Asure Software, Inc.*	1,451	23,143
Avaya Holdings Corp.*	15,427	309,774
Blackbaud, Inc.	7,101	727,497
Blackline, Inc.*	4,761	206,770
Bottomline Technologies de, Inc.*	5,906	294,296
Carbon Black, Inc.* (a)	1,173	30,498
CommVault Systems, Inc.*	5,789	381,206
Digimarc Corp.* (a)	1,703	45,640
Ebix, Inc.	3,561	271,526
Ellie Mae, Inc.* (a)	5,039	523,250

21

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Software (continued)
Everbridge, Inc.*	3,844	$182,283
ForeScout Technologies, Inc.* (a)	4,243	145,365
Glu Mobile, Inc.*	16,316	104,586
HubSpot, Inc.*	5,335	669,009
Imperva, Inc.*	5,154	248,681
Majesco*	423	2,601
MicroStrategy, Inc., Class A*	1,423	181,788
Mitek Systems, Inc.*	4,713	41,946
MobileIron, Inc.*	10,494	46,698
Model N, Inc.*	3,818	71,015
Monotype Imaging Holdings, Inc.	6,014	122,084
OneSpan, Inc.*	4,706	92,473
Park City Group, Inc.*	1,959	15,476
Paylocity Holding Corp.*	4,272	251,450
Progress Software Corp.	6,643	257,881
PROS Holdings, Inc.*	4,088	149,498
QAD, Inc., Class A	1,558	78,134
Qualys, Inc.* (a)	4,968	418,802
Rapid7, Inc.*	5,287	149,199
Rimini Street, Inc.* (a)	1,164	7,624
Rosetta Stone, Inc.*	2,880	46,166
SailPoint Technologies Holding, Inc.*	5,769	141,571
SecureWorks Corp., Class A* (a)	1,131	14,081
Telenav, Inc.*	4,230	23,688
TiVo Corp.	17,934	241,212
Upland Software, Inc.*	2,296	78,914
Varonis Systems, Inc.*	4,073	303,439
Verint Systems, Inc.*	9,391	416,491
VirnetX Holding Corp.* (a)	7,430	25,262
Workiva, Inc.*	4,059	99,040
Zix Corp.*	7,935	42,770
Zscaler, Inc.* (a)	2,040	72,930

		8,503,542

Specialty Retail 2.8%
Aaron’s, Inc.	10,379	450,968
Abercrombie & Fitch Co., Class A (a)	10,134	248,080
American Eagle Outfitters, Inc.	23,781	552,908
America’s Car-Mart, Inc.* (a)	881	54,534
Asbury Automotive Group, Inc.*	3,023	207,227
Ascena Retail Group, Inc.* (a)	24,972	99,514
At Home Group, Inc.*	3,902	152,763
Barnes & Noble Education, Inc.*	5,590	31,528
Barnes & Noble, Inc.	8,615	54,705
Bed Bath & Beyond, Inc. (a)	19,889	396,288
Big 5 Sporting Goods Corp. (a)	2,949	22,412
Boot Barn Holdings, Inc.*	2,841	58,951
Buckle, Inc. (The) (a)	4,164	112,012
Caleres, Inc.	6,282	216,038
Camping World Holdings, Inc., Class A (a)	4,859	121,378
Carvana Co.* (a)	4,189	174,262
Cato Corp. (The), Class A	3,299	81,221
Chico’s FAS, Inc.	19,159	155,954
Children’s Place, Inc. (The)	2,368	286,054
Citi Trends, Inc.	1,925	52,822
Conn’s, Inc.* (a)	2,904	95,832
Container Store Group, Inc. (The)*	2,328	19,579
DSW, Inc., Class A (a)	10,143	261,892

Common Stocks (continued)

	Shares	Value

Specialty Retail (continued)
Express, Inc.*	11,162	$102,132
Five Below, Inc.*	8,048	786,371
Francesca’s Holdings Corp.* (a)	5,297	39,992
GameStop Corp., Class A (a)	14,890	216,947
Genesco, Inc.*	2,811	111,597
GNC Holdings, Inc., Class A* (a)	12,137	42,722
Group 1 Automotive, Inc.	2,980	187,740
Guess?, Inc.	8,376	179,246
Haverty Furniture Cos., Inc.	2,730	58,968
Hibbett Sports, Inc.*	2,767	63,364
Hudson Ltd., Class A*	5,766	100,847
J. Jill, Inc.*	2,702	25,237
Kirkland’s, Inc.*	2,226	25,911
Lithia Motors, Inc., Class A	3,503	331,279
Lumber Liquidators Holdings, Inc.* (a)	4,065	98,983
MarineMax, Inc.*	3,065	58,082
Monro, Inc. (a)	4,701	273,128
Murphy USA, Inc.*	4,584	340,545
National Vision Holdings, Inc.* (a)	5,026	183,801
New York & Co., Inc.*	4,242	21,719
Office Depot, Inc.	82,228	209,681
Party City Holdco, Inc.*	5,052	77,043
Pier 1 Imports, Inc. (a)	11,578	27,556
Rent-A-Center, Inc.* (a)	6,641	97,756
RH* (a)	2,840	396,748
Sally Beauty Holdings, Inc.* (a)	18,103	290,191
Shoe Carnival, Inc. (a)	1,667	54,094
Signet Jewelers Ltd.	8,701	485,081
Sleep Number Corp.*	5,415	157,143
Sonic Automotive, Inc., Class A	3,651	75,211
Sportsman’s Warehouse Holdings, Inc.* (a)	5,239	26,824
Tailored Brands, Inc. (a)	7,347	187,496
Tile Shop Holdings, Inc.	5,830	44,891
Tilly’s, Inc., Class A	1,905	28,861
Winmark Corp.	372	55,223
Zumiez, Inc.*	2,664	66,733

		9,436,065

Technology Hardware, Storage & Peripherals 0.4%
3D Systems Corp.* (a)	16,257	224,509
Avid Technology, Inc.*	3,503	18,216
Cray, Inc.*	6,049	148,805
Diebold Nixdorf, Inc. (a)	11,428	136,565
Eastman Kodak Co.* (a)	2,405	9,139
Electronics For Imaging, Inc.*	6,581	214,277
Immersion Corp.*	4,628	71,456
Stratasys Ltd.* (a)	7,289	139,512
Super Micro Computer, Inc.*	5,634	133,244
USA Technologies, Inc.*	7,615	106,610

		1,202,333

Textiles, Apparel & Luxury Goods 0.8%
Crocs, Inc.*	10,055	177,069
Culp, Inc.	1,609	39,501
Deckers Outdoor Corp.*	4,699	530,470
Fossil Group, Inc.* (a)	6,727	180,754
G-III Apparel Group Ltd.*	6,412	284,693
Movado Group, Inc. (a)	2,329	112,491

22

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Oxford Industries, Inc.	2,497	$207,201
Perry Ellis International, Inc.*	1,856	50,428
Rocky Brands, Inc. (a)	1,019	30,570
Steven Madden Ltd.	8,548	453,899
Superior Group of Cos., Inc.	1,247	25,825
Unifi, Inc.*	2,222	70,437
Vera Bradley, Inc.*	3,373	47,357
Wolverine World Wide, Inc.	13,647	474,506

		2,685,201

Thrifts & Mortgage Finance 2.1%
BankFinancial Corp.	2,023	35,706
Beneficial Bancorp, Inc.	10,189	165,062
BofI Holding, Inc.* (a)	8,718	356,653
Bridgewater Bancshares, Inc.*	814	10,354
Capitol Federal Financial, Inc.	19,123	251,659
Charter Financial Corp.	1,781	43,011
Columbia Financial, Inc.* (a)	7,367	121,924
Dime Community Bancshares, Inc.	4,911	95,765
Entegra Financial Corp.*	970	28,421
ESSA Bancorp, Inc.	1,301	20,595
Essent Group Ltd.*	14,160	507,211
Federal Agricultural Mortgage Corp., Class C	1,367	122,319
First Defiance Financial Corp.	1,435	96,231
First Savings Financial Group, Inc. (a)	198	14,551
Flagstar Bancorp, Inc.*	4,434	151,909
FS Bancorp, Inc.	453	28,652
Greene County Bancorp, Inc. (a)	449	15,221
Hingham Institution for Savings	187	41,084
Home Bancorp, Inc.	1,146	53,346
HomeStreet, Inc.*	3,659	98,610
Impac Mortgage Holdings, Inc.*	1,363	12,989
Kearny Financial Corp.	14,541	195,577
LendingTree, Inc.* (a)	1,148	245,442
Luther Burbank Corp.	2,054	23,631
Malvern Bancorp, Inc.*	956	23,279
Merchants Bancorp	2,381	67,930
Meridian Bancorp, Inc.	7,227	138,397
Meta Financial Group, Inc.	1,403	136,652
MGIC Investment Corp.*	54,708	586,470
Nationstar Mortgage Holdings, Inc.*	4,200	73,626
NMI Holdings, Inc., Class A* (a)	9,170	149,471
Northfield Bancorp, Inc.	6,316	104,972
Northwest Bancshares, Inc. (a)	14,160	246,242
OceanFirst Financial Corp.	6,973	208,911
Ocwen Financial Corp.*	17,336	68,651
OP Bancorp*	1,420	18,062
Oritani Financial Corp.	6,100	98,820
PCSB Financial Corp.	2,603	51,722
PDL Community Bancorp*	1,297	20,376
PennyMac Financial Services, Inc., Class A*	3,934	77,303
PHH Corp.*	4,623	50,206
Provident Bancorp, Inc.*	647	16,951
Provident Financial Services, Inc.	9,182	252,781
Prudential Bancorp, Inc.	1,200	23,160
Radian Group, Inc.	31,860	516,769
Riverview Bancorp, Inc.	3,123	26,358

Common Stocks (continued)

	Shares	Value

Thrifts & Mortgage Finance (continued)
SI Financial Group, Inc.	1,633	$24,087
Southern Missouri Bancorp, Inc.	997	38,903
Sterling Bancorp, Inc.	2,533	33,841
Territorial Bancorp, Inc.	1,106	34,286
Timberland Bancorp, Inc.	904	33,755
TrustCo Bank Corp.	14,164	126,060
United Community Financial Corp.	7,160	78,688
United Financial Bancorp, Inc.	7,338	128,562
Walker & Dunlop, Inc.	4,121	229,334
Washington Federal, Inc. (a)	12,378	404,761
Waterstone Financial, Inc.	3,689	62,897
Western New England Bancorp, Inc.	4,014	44,154
WSFS Financial Corp.	4,477	238,624

		7,170,984

Tobacco 0.2%
22nd Century Group, Inc.* (a)	17,151	42,191
Alliance One International, Inc.* (a)	1,248	19,781
Turning Point Brands, Inc.	1,141	36,398
Universal Corp.	3,674	242,668
Vector Group Ltd. (a)	14,487	276,412

		617,450

Trading Companies & Distributors 1.3%
Aircastle Ltd.	7,195	147,498
Applied Industrial Technologies, Inc. (a)	5,625	394,594
Beacon Roofing Supply, Inc.*	10,047	428,203
BlueLinx Holdings, Inc.* (a)	1,310	49,164
BMC Stock Holdings, Inc.*	9,968	207,833
CAI International, Inc.*	2,717	63,143
DXP Enterprises, Inc.*	2,280	87,096
EnviroStar, Inc.	531	21,399
Foundation Building Materials, Inc.*	2,154	33,129
GATX Corp. (a)	5,527	410,269
General Finance Corp.* (a)	1,404	19,024
GMS, Inc.*	4,697	127,242
H&E Equipment Services, Inc.	4,731	177,933
Herc Holdings, Inc.*	3,500	197,190
Kaman Corp.	4,086	284,753
Lawson Products, Inc.*	947	23,059
MRC Global, Inc.*	12,456	269,922
Nexeo Solutions, Inc.*	4,847	44,253
NOW, Inc.* (a)	15,962	212,773
Rush Enterprises, Inc., Class A*	4,366	189,397
Rush Enterprises, Inc., Class B*	785	34,462
SiteOne Landscape Supply, Inc.* (a)	5,869	492,820
Textainer Group Holdings Ltd.*	3,923	62,376
Titan Machinery, Inc.*	2,717	42,249
Triton International Ltd.	7,729	236,971
Veritiv Corp.*	1,660	66,151
Willis Lease Finance Corp.*	498	15,732

		4,338,635

Transportation Infrastructure 0.0%†
Wesco Aircraft Holdings, Inc.*	8,050	90,562

Water Utilities 0.4%
American States Water Co.	5,384	307,749
AquaVenture Holdings Ltd.*	1,684	26,237

23

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Water Utilities (continued)
Artesian Resources Corp., Class A	1,150	$44,586
Cadiz, Inc.* (a)	3,087	40,440
California Water Service Group	7,110	276,935
Connecticut Water Service, Inc.	1,720	112,350
Consolidated Water Co. Ltd.	2,140	27,606
Global Water Resources, Inc.	1,466	13,780
Middlesex Water Co.	2,306	97,244
Pure Cycle Corp.*	2,519	24,056
SJW Group	2,535	167,868
York Water Co. (The)	1,871	59,498

		1,198,349

Wireless Telecommunication Services 0.1%
Boingo Wireless, Inc.*	5,975	134,974
NII Holdings, Inc.*	13,070	50,973
Shenandoah Telecommunications Co.	6,911	225,990
Spok Holdings, Inc.	2,885	43,419

		455,356

Total Common Stocks (cost $252,606,353)		323,783,823

Rights 0.0%†

	Number of Rights

Biotechnology 0.0%†
Dyax Corp., CVR* (b)(c)(d)	37,889	56,834

Total Rights (cost $–)		56,834

Repurchase Agreements 12.0%

	Principal Amount

ML Pierce Fenner & Smith, Inc., 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $20,031,471, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $20,428,491. (e)(f)	$20,027,933	20,027,933
NatWest Markets Securities, Inc., 1.90%, dated 6/27/2018, due 7/3/2018, repurchase price $5,001,584, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.63%, maturing 3/31/2020 - 8/15/2043; total market value $5,100,090. (e)(f)	5,000,000	5,000,000

Repurchase Agreements (continued)

	Principal Amount	Value

Nomura Securities International, Inc., 2.10%, dated 6/29/2018, due 7/2/2018, repurchase price $7,001,225, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 8.00%, maturing 7/31/2018 - 8/15/2047; total market value $7,140,000. (e)(f)	$7,000,000	$7,000,000
Pershing LLC, 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $8,001,374, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 11.50%, maturing 7/25/2019 - 4/20/2068; total market value $8,160,000. (e)(f)	8,000,000	8,000,000

Total Repurchase Agreements (cost $40,027,933)		40,027,933

Total Investments (cost $292,634,286) — 109.2%		363,868,590

Liabilities in excess of other assets — (9.2)%		(30,737,086)

NET ASSETS — 100.0%		$333,131,504

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at June 30, 2018. The total value of securities on loan at June 30, 2018 was $50,080,820, which was collateralized by cash used to purchase repurchase agreements with a total value of $40,027,933 and by $11,426,422 of collateral in the form of U.S Government Treasury Securities, interest rates ranging from 0.00% –8.75% and maturity dates ranging from 7/5/2018 –2/15/2048, a total value of $51,454,355.

(b)	Fair valued security.

(c)	Illiquid security as deemed by the procedures approved by the Board of Trustees (unaudited).

(d)	Value determined using significant unobservable inputs.

(e)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2018 was $40,027,933.

(f)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

CVR	Contingent Value Rights

REIT	Real Estate Investment Trust

24

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Futures contracts outstanding as of June 30, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	113	9/2018	USD	9,308,375	(162,021)

					(162,021)

At June 30, 2018 the Fund had $341,400 segregated as collateral with the broker for open future contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

25

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT Small Cap Index Fund
Assets:
Investment securities, at value* (cost $252,606,353)	$323,840,657
Repurchase agreements, at value (cost $40,027,933)	40,027,933
Cash	8,778,485
Deposits with broker for futures contracts	341,400
Interest and dividends receivable	315,095
Security lending income receivable	43,598
Receivable for investments sold	29,200
Receivable for capital shares issued	78,854
Prepaid expenses	3,045

Total Assets	373,458,267

Liabilities:
Payable for investments purchased	91,447
Payable for capital shares redeemed	2,409
Payable for variation margin on futures contracts	18,277
Payable upon return of securities loaned (Note 2)	40,027,933
Accrued expenses and other payables:
Investment advisory fees	52,891
Fund administration fees	18,896
Distribution fees	29,045
Administrative servicing fees	6,084
Accounting and transfer agent fees	1,555
Trustee fees	1,625
Custodian fees	2,479
Compliance program costs (Note 3)	482
Professional fees	15,317
Printing fees	6,530
Other	51,793

Total Liabilities	40,326,763

Net Assets	$333,131,504

Represented by:
Capital	$101,982,897
Accumulated undistributed net investment income	3,536,365
Accumulated net realized gains from investment securities and futures contracts	156,539,959
Net unrealized appreciation/(depreciation) in investment securities	71,234,304
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(162,021)

Net Assets	$333,131,504

*	Includes value of securities on loan of $50,080,820 (Note 2).

26

Statement of Assets and Liabilities (Continued)

June 30, 2018 (Unaudited)

NVIT Small Cap Index Fund
Net Assets:
Class II Shares	$140,034,911
Class Y Shares	193,096,593

Total	$333,131,504

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	9,634,436
Class Y Shares	13,182,767

Total	22,817,203

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$14.53
Class Y Shares	$14.65

The accompanying notes are an integral part of these financial statements.

27

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT Small Cap Index Fund
INVESTMENT INCOME:
Dividend income	$3,319,899
Income from securities lending (Note 2)	442,833
Interest income	73,269
Foreign tax withholding	(427)

Total Income	3,835,574

EXPENSES:
Investment advisory fees	488,948
Fund administration fees	94,972
Distribution fees Class II Shares	159,874
Administrative servicing fees Class II Shares	95,925
Professional fees	26,417
Printing fees	8,738
Trustee fees	8,476
Custodian fees	10,337
Accounting and transfer agent fees	4,626
Compliance program costs (Note 3)	1,083
Index licensing fee	51,686
Other	8,664

Total expenses before fees waived	959,746

Administrative servicing fees waived — Class II (Note 3)	(44,765)

Net Expenses	914,981

NET INVESTMENT INCOME	2,920,593

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	121,691,860
Expiration or closing of futures contracts (Note 2)	1,035,127

Net realized gains	122,726,987

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(91,606,136)
Futures contracts (Note 2)	(303,598)

Net change in unrealized appreciation/depreciation	(91,909,734)

Net realized/unrealized gains	30,817,253

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$33,737,846

The accompanying notes are an integral part of these financial statements.

28

Statements of Changes in Net Assets

	NVIT Small Cap Index Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$2,920,593	$6,239,937
Net realized gains	122,726,987	39,270,683
Net change in unrealized appreciation/depreciation	(91,909,734)	30,533,037

Change in net assets resulting from operations	33,737,846	76,043,657

Distributions to Shareholders From:
Net investment income:
Class II	–	(1,013,963)
Class Y	–	(5,084,603)
Net realized gains:
Class II	–	(3,902,094)
Class Y	–	(17,464,642)

Change in net assets from shareholder distributions	–	(27,465,302)

Change in net assets from capital transactions	(292,917,502)	2,894,020

Change in net assets	(259,179,656)	51,472,375

Net Assets:
Beginning of period	592,311,160	540,838,785

End of period	$333,131,504	$592,311,160

Accumulated undistributed net investment income at end of period	$3,536,365	$615,772

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$18,189,551	$46,756,234
Dividends reinvested	–	4,916,057
Cost of shares redeemed	(13,288,630)	(11,744,317)

Total Class II Shares	4,900,921	39,927,974

Class Y Shares
Proceeds from shares issued	8,782,520	22,005,490
Dividends reinvested	–	22,549,245
Cost of shares redeemed	(306,600,943)	(81,588,689)

Total Class Y Shares	(297,818,423)	(37,033,954)

Change in net assets from capital transactions	$(292,917,502)	$2,894,020

SHARE TRANSACTIONS:
Class II Shares
Issued	1,304,642	3,597,126
Reinvested	–	390,610
Redeemed	(974,668)	(915,031)

Total Class II Shares	329,974	3,072,705

Class Y Shares
Issued	631,928	1,693,805
Reinvested	–	1,775,428
Redeemed	(21,712,600)	(6,248,226)

Total Class Y Shares	(21,080,672)	(2,778,993)

Total change in shares	(20,750,698)	293,712

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

29

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Small Cap Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$13.53	0.06	0.94	1.00	–	–	–	$14.53	7.39%		$140,034,911	0.61%	0.92%	0.68%	9.25%
Year Ended December 31, 2017	$12.45	0.11	1.60	1.71	(0.11)	(0.52)	(0.63)	$13.53	14.18%		$125,904,270	0.59%	0.88%	0.66%	18.00%
Year Ended December 31, 2016	$11.95	0.13	2.17	2.30	(0.12)	(1.68)	(1.80)	$12.45	20.87%		$77,556,189	0.60%	1.12%	0.67%	17.32%
Year Ended December 31, 2015	$13.86	0.14	(0.81)	(0.67)	(0.14)	(1.10)	(1.24)	$11.95	(4.88%	)	$46,201,177	0.60%	1.03%	0.67%	21.66%
Year Ended December 31, 2014	$14.01	0.13	0.48	0.61	(0.12)	(0.64)	(0.76)	$13.86	4.55%		$27,068,648	0.60%	0.93%	0.67%	20.63%
Period Ended December 31, 2013 (g)	$11.20	0.11	2.88	2.99	(0.18)	–	(0.18)	$14.01	26.80%		$10,733,829	0.57%	1.28%	0.64%	14.32%

Class Y Shares
Six Months Ended June 30, 2018 (Unaudited)	$13.61	0.08	0.96	1.04	–	–	–	$14.65	7.64%		$193,096,593	0.27%	1.21%	0.27%	9.25%
Year Ended December 31, 2017	$12.51	0.15	1.62	1.77	(0.15)	(0.52)	(0.67)	$13.61	14.56%		$466,406,890	0.26%	1.19%	0.26%	18.00%
Year Ended December 31, 2016	$11.99	0.17	2.18	2.35	(0.15)	(1.68)	(1.83)	$12.51	21.22%		$463,282,596	0.28%	1.43%	0.28%	17.32%
Year Ended December 31, 2015	$13.89	0.18	(0.81)	(0.63)	(0.17)	(1.10)	(1.27)	$11.99	(4.54%	)	$411,899,977	0.27%	1.32%	0.27%	21.66%
Year Ended December 31, 2014	$14.02	0.17	0.49	0.66	(0.15)	(0.64)	(0.79)	$13.89	4.92%		$527,470,982	0.27%	1.20%	0.27%	20.63%
Year Ended December 31, 2013	$10.25	0.17	3.79	3.96	(0.19)	–	(0.19)	$14.02	38.75%		$517,203,818	0.26%	1.36%	0.26%	14.32%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from May 2, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of May 1, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

30

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Small Cap Index Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, other unaffiliated insurance companies, and other series of the Trust that operate as fund-of-funds, such as the NVIT Investor Destinations Funds.

The Fund currently offers Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

31

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair

32

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise; they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$323,783,823	$—	$—	$323,783,823
Repurchase Agreements	—	40,027,933	—	40,027,933
Rights	—	—	56,834	56,834
Total Assets	$323,783,823	$40,027,933	$56,834	$363,868,590
Liabilities:
Futures Contracts	$(162,021)	$—	$—	$(162,021)
Total Liabilities	$(162,021)	$—	$—	$(162,021)
Total	$323,621,802	$40,027,933	$56,834	$363,706,569

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Rights	Total
Balance as of 12/31/2017	$56,834	$56,834
Accrued Accretion/(Amortization)	—	—
Realized Gain (Loss)	—	—
Change in Unrealized Appreciation/Depreciation	—	—
Purchases	—	—
Sales	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 6/30/2018	$56,834	$56,834
Change in Unrealized Appreciation/Depreciation for Investments Still Held as of 6/30/2018	$—	$—

Amounts designated as “—” are zero or have been rounded to zero.

33

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

34

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under ”Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.” .

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2018

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(162,021)
Total		$(162,021)
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2018

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$1,035,127
Total	$1,035,127

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2018

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$(303,598)
Total	$(303,598)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the six months ended June 30, 2018:

Futures Contracts:
Average Notional Balance Long	$13,577,106

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2018, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

35

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

(d)	Securities Lending

During the six months ended June 30, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at anytime.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2018, were $40,027,933, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

36

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

(e)	Joint Repurchase Agreements

During the six months ended June 30, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2018, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc., 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,833, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $357,000,000.

NatWest Markets Securities, Inc., 1.90%, dated 6/27/2018, due 7/3/2018, repurchase price $225,071,250, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.63%, maturing 3/31/2020 - 8/15/2043; total market value $229,504,042.

Nomura Securities International, Inc., 2.10%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,250, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 8.00%, maturing 7/31/2018 - 8/15/2047; total market value $357,000,008.

Pershing LLC, 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $450,077,250, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 11.50%, maturing 7/25/2019 - 4/20/2068; total market value $459,000,001.

37

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

At June 30, 2018, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$20,027,933	$—	$20,027,933	$(20,027,933)	$—
NatWest Markets Securities, Inc.	5,000,000	—	5,000,000	(5,000,000)	$—
Nomura Securities International, Inc.	7,000,000	—	7,000,000	(7,000,000)	$—
Pershing LLC	8,000,000	—	8,000,000	(8,000,000)	$—
Total	$40,027,933	$—	$40,027,933	$(40,027,933)	$—

Amounts designated as “—” are zero.

*

At June 30, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize

38

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to

39

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.19%
$1.5 billion up to $3 billion	0.17%
$3 billion and more	0.16%

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate was 0.19%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, including acquired fund fees and expenses, (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.28% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party

40

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $94,972in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $1,083.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% for the average daily net assets of Class II shares. The Trust and NFS have entered into a written contract waiving 0.07% of these fees for Class II shares of the Fund until April 30, 2019.

For the six months ended June 30, 2018, the effective rate for administrative service fees before contractual fee waivers was 0.15%, and after contractual fee waivers was 0.08% for Class II shares.

For the six months ended June 30, 2018, the Fund’s total administrative service fees were $95,925. During the six months ended June 30, 2018, the waiver of such administrative service fees by NFS amounted to $44,765 for which NFS shall not be entitled to reimbursement by the Fund for any amount waived.

Cross trades for the six months ended June 30, 2018 were executed by the Fund pursuant to procedures adopted by the Board of Trustees of the Fund to ensure compliance with Rule 17a-7

41

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

under the 1940 Act (the “Procedures”). In general, cross trading is the buying or selling of portfolio securities between the Fund and other series of the Trust, or between the Fund and other series of NMF. The Board of Trustees determines no less frequently than quarterly that such transactions were effected in compliance with the Procedures.

Pursuant to these procedures, for the six months ended June 30, 2018, the Fund engaged in securities sales of $40,316 which resulted in net realized gains of $17,271. All trades were executed at market value and with no commissions.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $46,072,340 and sales of $322,276,568 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future

42

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

43

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

9.  Federal Tax Information

As of June 30, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$294,816,285	$87,451,828	$(18,561,544)	$68,890,284

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit and Interfund Lending”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

44

Supplemental Information

June 30, 2018 (Unaudited)

NVIT Bond Index Fund

NVIT International Index Fund

NVIT Mid Cap Index Fund

NVIT S&P 500 Index Fund

NVIT Small Cap Index Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the
Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds and expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the Broadridge peer group provided an appropriate comparison.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to

45

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the Board materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during a telephonic meeting in advance of the March 2018 meeting and during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to the Index Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic, and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

The Trustees noted that the performance of each Index Fund for the three-year period ending August 31, 2017 (before expenses and exclusive of securities lending revenue), other than NVIT S&P 500 Index Fund and NVIT Bond Index Fund, was equal to or exceeded that of its benchmark index. With respect to the NVIT S&P 500 Index Fund and NVIT Bond Index Fund, the Trustees considered the Adviser’s statements that each Fund’s performance was adversely affected by the effect of cash flows into and out of each Fund, and that the difference between each Fund’s performance and the performance of its benchmark index appeared to be within an acceptable range. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s performance

46

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

generally supported a recommendation to continue the Advisory Agreements.

The Trustees also considered that the actual advisory fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) was ranked within the first quintile of each Fund’s Broadridge expense group (other than NVIT Mid Cap Index Fund whose actual advisory fee was in the second quintile). After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s levels of expense generally supported a recommendation to continue the Fund’s Advisory Agreements.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that each Fund’s advisory fee rate schedule is subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements.

47

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

48

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

49

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

50

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

51

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

52

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

53

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

54

Semiannual Report

June 30, 2018 (Unaudited)

NVIT Multi-Manager International Growth Fund

SAR-MM-IG 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT Multi-Manager International Growth Fund

Asset Allocation†

Common Stocks	97.2%
Short-Term Investment	0.5%
Repurchase Agreements	0.4%
Rights††	0.0%
Other assets in excess of liabilities	1.9%
100.0%

Top Industries†††

Banks	7.7%
Capital Markets	6.7%
Beverages	6.7%
IT Services	4.8%
Semiconductors & Semiconductor Equipment	4.7%
Professional Services	4.0%
Hotels, Restaurants & Leisure	3.9%
Oil, Gas & Consumable Fuels	3.7%
Internet Software & Services	3.6%
Machinery	3.2%
Other Industries*	51.0%
100.0%

Top Holdings†††

CGI Group, Inc., Class A	2.7%
Deutsche Boerse AG	2.3%
Broadcom, Inc.	2.2%
SAP SE	2.2%
Investor AB, Class B	2.0%
Amcor Ltd.	2.0%
NAVER Corp.	1.9%
Fomento Economico Mexicano SAB de CV, ADR	1.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	1.8%
RELX plc	1.7%
Other Holdings*	79.4%
100.0%

Top Countries†††

United Kingdom	11.4%
Canada	10.0%
Japan	8.9%
Germany	8.6%
Switzerland	7.8%
France	7.5%
Australia	4.5%
Hong Kong	4.3%
Netherlands	4.2%
United States	4.2%
Other Countries*	28.6%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2018.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	NVIT Multi-Manager International Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager International Growth Fund			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/2018 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/2018 - 6/30/18(a)
Class I Shares	Actual	(b)	1,000.00	953.40	5.09	1.05
	Hypothetical	(b)(c)	1,000.00	1,019.59	5.26	1.05
Class II Shares	Actual	(b)	1,000.00	952.50	6.29	1.30
	Hypothetical	(b)(c)	1,000.00	1,018.35	6.51	1.30
Class Y Shares	Actual	(b)	1,000.00	953.40	4.36	0.90
	Hypothetical	(b)(c)	1,000.00	1,020.33	4.51	0.90

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT Multi-Manager International Growth Fund

Common Stocks 97.2%

	Shares	Value

ARGENTINA 0.1%
Banks 0.1%
Grupo Supervielle SA, ADR	72,198	$763,855

AUSTRALIA 4.4%
Beverages 0.3%
Treasury Wine Estates Ltd.	220,890	2,852,758

Biotechnology 0.8%
CSL Ltd.	63,129	9,025,027

Commercial Services & Supplies 0.7%
Brambles Ltd.	1,176,526	7,742,867

Containers & Packaging 2.0%
Amcor Ltd.	1,974,384	21,088,208

Hotels, Restaurants & Leisure 0.6%
Aristocrat Leisure Ltd.	274,269	6,262,683

		46,971,543

BELGIUM 0.6%
Biotechnology 0.2%
Galapagos NV*	27,630	2,534,673

Chemicals 0.4%
Umicore SA	72,660	4,150,341

		6,685,014

BRAZIL 3.0%
Airlines 0.1%
Azul SA, ADR*	95,280	1,558,781

Banks 0.9%
Banco Bradesco SA, ADR*	1,419,150	9,735,369

Capital Markets 1.1%
B3 SA - Brasil Bolsa Balcao*	2,289,732	12,081,537

Diversified Consumer Services 0.5%
Kroton Educacional SA	2,189,616	5,265,361

Multiline Retail 0.2%
Magazine Luiza SA	55,400	1,829,490

Road & Rail 0.2%
Localiza Rent a Car SA*	358,300	2,193,758

		32,664,296

CANADA 9.7%
Aerospace & Defense 0.7%
Bombardier, Inc., Class B*	1,523,430	6,025,814
CAE, Inc.	87,040	1,808,133

		7,833,947

Chemicals 0.6%
Nutrien Ltd.	110,140	5,991,871

Energy Equipment & Services 0.1%
Trican Well Service Ltd.*	629,110	1,430,829

Food Products 0.3%
Premium Brands Holdings Corp.	38,360	3,305,382

Insurance 1.0%
Fairfax Financial Holdings Ltd.	6,850	3,838,376
Great-West Lifeco, Inc.	294,520	7,240,624

		11,079,000

IT Services 2.5%
CGI Group, Inc., Class A*	443,439	28,100,941

Common Stocks (continued)

	Shares	Value

CANADA (continued)
Leisure Products 0.4%
BRP, Inc.	83,402	$4,020,856

Metals & Mining 0.4%
Kirkland Lake Gold Ltd.	130,500	2,763,565
Trevali Mining Corp.*	1,607,600	1,100,551

		3,864,116

Oil, Gas & Consumable Fuels 2.5%
Parex Resources, Inc.*	146,440	2,764,721
PrairieSky Royalty Ltd.	569,272	11,236,914
Suncor Energy, Inc.	305,702	12,440,616

		26,442,251

Real Estate Management & Development 0.2%
Colliers International Group, Inc.	29,410	2,237,545

Road & Rail 1.0%
Canadian National Railway Co.	132,578	10,844,036

		105,150,774

CHINA 2.2%
Beverages 0.3%
China Resources Beer Holdings Co. Ltd.	582,000	2,816,233

Biotechnology 0.2%
3SBio, Inc. Reg. S (a)	822,500	1,859,489

Construction Materials 0.1%
China Resources Cement Holdings Ltd.	1,132,000	1,139,365

Electronic Equipment, Instruments & Components 0.1%
Sunny Optical Technology Group Co. Ltd.	72,700	1,336,792

Food Products 0.2%
Health and Happiness H&H International Holdings Ltd.*	250,500	1,723,976

Internet Software & Services 1.0%
Baidu, Inc., ADR*	43,274	10,515,582
Baozun, Inc., ADR* (b)	23,425	1,281,348

		11,796,930

IT Services 0.1%
GDS Holdings Ltd., ADR*	18,700	749,683

Textiles, Apparel & Luxury Goods 0.2%
Shenzhou International Group Holdings Ltd.	147,000	1,802,501

		23,224,969

DENMARK 1.6%
Beverages 1.3%
Carlsberg A/S, Class B	116,426	13,708,506

Road & Rail 0.3%
DSV A/S	37,650	3,038,934

		16,747,440

FRANCE 7.4%
Beverages 1.3%
Pernod Ricard SA	86,553	14,126,743

Construction & Engineering 1.3%
Eiffage SA	19,960	2,169,753
Vinci SA	124,656	11,972,594

		14,142,347

5

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager International Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

FRANCE (continued)
Electrical Equipment 1.6%
Schneider Electric SE	216,277	$17,989,614

Gas Utilities 0.2%
Rubis SCA	36,700	2,290,193

Health Care Equipment & Supplies 0.9%
Essilor International Cie Generale d’Optique SA	66,448	9,375,291

Media 0.9%
Vivendi SA	377,082	9,224,864

Professional Services 0.4%
Teleperformance	23,070	4,074,797

Semiconductors & Semiconductor Equipment 0.2%
SOITEC*	19,840	1,666,772

Software 0.4%
Ubisoft Entertainment SA*	41,136	4,500,801

Specialty Retail 0.2%
Fnac Darty SA*	20,240	1,923,188

		79,314,610

GERMANY 8.5%
Air Freight & Logistics 0.8%
Deutsche Post AG (Registered)	271,583	8,867,267

Capital Markets 2.3%
Deutsche Boerse AG	182,957	24,376,528

Industrial Conglomerates 0.2%
Rheinmetall AG	14,710	1,624,431

Insurance 1.5%
Allianz SE (Registered)	79,409	16,408,947

Internet Software & Services 0.2%
Scout24 AG Reg. S (a)	43,460	2,305,086

IT Services 0.4%
Wirecard AG	29,330	4,721,206

Machinery 0.6%
GEA Group AG	181,302	6,111,227

Real Estate Management & Development 0.3%
Aroundtown SA (b)	415,822	3,420,513

Software 2.1%
SAP SE	197,331	22,797,060

Wireless Telecommunication Services 0.1%
1&1 Drillisch AG	10,245	583,031

		91,215,296

HONG KONG 4.2%
Food Products 1.1%
WH Group Ltd. Reg. S (a)	14,802,500	11,967,797

Hotels, Restaurants & Leisure 1.7%
Galaxy Entertainment Group Ltd.	1,628,000	12,495,756
Melco Resorts & Entertainment Ltd., ADR	205,728	5,760,384

		18,256,140

Industrial Conglomerates 1.4%
CK Hutchison Holdings Ltd.	1,462,088	15,430,801

		45,654,738

Common Stocks (continued)

	Shares	Value

INDIA 0.4%
Banks 0.1%
Yes Bank Ltd.	167,280	$828,356

Machinery 0.2%
Ashok Leyland Ltd.	945,870	1,735,205

Thrifts & Mortgage Finance 0.1%
Indiabulls Housing Finance Ltd.	78,220	1,303,002

		3,866,563

INDONESIA 0.2%
Oil, Gas & Consumable Fuels 0.2%
United Tractors Tbk. PT	1,027,500	2,260,604

IRELAND 0.2%
IT Services 0.2%
Keywords Studios plc	77,182	1,816,721

ISRAEL 0.3%
Software 0.3%
Nice Ltd., ADR*	34,960	3,627,799

ITALY 2.2%
Banks 1.9%
Intesa Sanpaolo SpA	3,759,073	10,880,707
Mediobanca Banca di Credito Finanziario SpA	1,009,748	9,357,303

		20,238,010

Health Care Providers & Services 0.2%
Amplifon SpA	128,424	2,658,192

Machinery 0.1%
IMA Industria Macchine Automatiche SpA	14,550	1,263,586

		24,159,788

JAPAN 8.7%
Auto Components 0.1%
Ichikoh Industries Ltd.	117,600	1,400,000

Beverages 1.3%
Asahi Group Holdings Ltd.	252,800	12,935,447

Chemicals 0.2%
Tokai Carbon Co. Ltd.	137,300	2,457,568

Electronic Equipment, Instruments & Components 1.1%
Anritsu Corp.	222,700	3,050,798
Keyence Corp.	11,148	6,287,321
TDK Corp.	23,400	2,386,081

		11,724,200

Food & Staples Retailing 0.2%
Cosmos Pharmaceutical Corp.	10,000	2,027,488

Health Care Equipment & Supplies 1.2%
Hoya Corp.	214,300	12,170,852

Hotels, Restaurants & Leisure 0.1%
Round One Corp.	79,200	1,244,314

Household Durables 0.2%
Pressance Corp.	125,000	1,929,102

Household Products 0.1%
Pigeon Corp.	28,700	1,395,212

Internet & Direct Marketing Retail 0.3%
Start Today Co. Ltd.	81,700	2,957,779

6

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager International Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Machinery 1.5%
FANUC Corp.	50,500	$10,012,495
Hitachi Construction Machinery Co. Ltd.	58,700	1,903,298
THK Co. Ltd.	63,900	1,826,883
Tsubaki Nakashima Co. Ltd.	73,800	1,733,852

		15,476,528

Multiline Retail 0.1%
Don Quijote Holdings Co. Ltd.	28,400	1,362,600

Personal Products 1.1%
Kao Corp.	127,800	9,740,561
Kose Corp.	10,900	2,344,404

		12,084,965

Professional Services 0.3%
Outsourcing, Inc.	147,000	2,721,437
Trust Tech, Inc.	26,700	937,518

		3,658,955

Road & Rail 0.2%
Seino Holdings Co. Ltd.	114,800	2,032,367

Semiconductors & Semiconductor Equipment 0.1%
SUMCO Corp.	71,100	1,431,765

Specialty Retail 0.1%
Nextage Co. Ltd.	126,500	1,442,904

Tobacco 0.5%
Japan Tobacco, Inc.	200,800	5,609,259

		93,341,305

KAZAKHSTAN 0.1%
Metals & Mining 0.1%
KAZ Minerals plc*	106,680	1,178,029

LUXEMBOURG 0.2%
Life Sciences Tools & Services 0.2%
Eurofins Scientific SE	3,840	2,133,062

MEXICO 2.0%
Beverages 1.8%
Fomento Economico Mexicano SAB de CV, ADR	221,368	19,433,897

Chemicals 0.2%
Alpek SAB de CV	1,316,976	1,959,524

		21,393,421

NETHERLANDS 4.1%
Banks 0.9%
ING Groep NV	701,295	10,063,114

Capital Markets 0.1%
Euronext NV Reg. S (a)	21,580	1,369,547

IT Services 0.3%
InterXion Holding NV*	56,572	3,531,224

Metals & Mining 0.3%
AMG Advanced Metallurgical Group NV	56,030	3,137,506

Oil, Gas & Consumable Fuels 0.9%
Royal Dutch Shell plc, Class B	259,997	9,299,706

Professional Services 1.5%
Wolters Kluwer NV	280,891	15,810,913

Common Stocks (continued)

	Shares	Value

NETHERLANDS (continued)
Semiconductors & Semiconductor Equipment 0.1%
BE Semiconductor Industries NV	50,180	$1,351,955

		44,563,965

NEW ZEALAND 0.1%
Food Products 0.1%
a2 Milk Co. Ltd.*	130,370	1,012,129

NORWAY 0.1%
Oil, Gas & Consumable Fuels 0.1%
Aker BP ASA	38,690	1,424,958

RUSSIA 0.3%
Internet Software & Services 0.3%
Yandex NV, Class A*	75,720	2,718,348

SINGAPORE 1.3%
Banks 1.3%
United Overseas Bank Ltd.	724,862	14,275,436

SOUTH KOREA 4.0%
Building Products 0.0%†
Finetex EnE, Inc.* (c)(d)	92,298	296,480

Electronic Equipment, Instruments & Components 0.4%
Samsung Electro-Mechanics Co. Ltd.	32,740	4,353,313

Health Care Equipment & Supplies 0.1%
Dentium Co. Ltd.	16,617	1,330,614

Internet Software & Services 2.1%
Cafe24 Corp.*	7,991	1,282,101
NAVER Corp.	29,321	20,037,976

		21,320,077

Semiconductors & Semiconductor Equipment 0.1%
Koh Young Technology, Inc.	14,390	1,316,132

Specialty Retail 0.3%
Hotel Shilla Co. Ltd.	33,690	3,728,508

Technology Hardware, Storage & Peripherals 1.0%
Samsung Electronics Co. Ltd.	243,334	10,160,644

		42,505,768

SPAIN 1.5%
Diversified Telecommunication Services 0.2%
Cellnex Telecom SA Reg. S (a)	106,101	2,669,909

IT Services 1.1%
Amadeus IT Group SA	151,339	11,924,211

Paper & Forest Products 0.2%
Ence Energia y Celulosa SA	218,530	1,936,328

		16,530,448

SWEDEN 2.5%
Auto Components 0.3%
Dometic Group AB (a)	372,540	3,656,824

Diversified Financial Services 2.1%
Investor AB, Class B	523,914	21,313,318

Health Care Equipment & Supplies 0.1%
Elekta AB, Class B	111,550	1,469,436

		26,439,578

7

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager International Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

SWITZERLAND 7.7%
Airlines 0.2%
Wizz Air Holdings plc Reg. S* (a)	55,320	$2,624,600

Beverages 0.2%
Coca-Cola HBC AG*	79,570	2,657,526

Capital Markets 2.5%
GAM Holding AG*	117,461	1,622,487
Julius Baer Group Ltd.*	230,517	13,542,219
Partners Group Holding AG	3,840	2,816,675
UBS Group AG (Registered)*	486,448	7,484,039

		25,465,420

Chemicals 0.7%
Sika AG (Registered)	54,790	7,550,427

Health Care Equipment & Supplies 0.4%
Straumann Holding AG (Registered)	6,047	4,603,243

Machinery 0.3%
Georg Fischer AG (Registered)	2,550	3,267,874

Marine 0.8%
Kuehne + Nagel International AG (Registered)	57,820	8,684,926

Pharmaceuticals 1.4%
Novartis AG (Registered)	196,894	14,913,646

Textiles, Apparel & Luxury Goods 1.2%
Cie Financiere Richemont SA (Registered)	153,673	13,018,687

		82,786,349

TAIWAN 2.7%
Biotechnology 0.1%
TaiMed Biologics, Inc.*	134,000	1,368,224

Diversified Financial Services 0.4%
Chailease Holding Co. Ltd.	1,465,000	4,799,099

Semiconductors & Semiconductor Equipment 2.0%
Globalwafers Co. Ltd.	109,000	1,809,299
Taiwan Semiconductor Manufacturing Co. Ltd.	2,604,629	18,531,026

		20,340,325

Textiles, Apparel & Luxury Goods 0.2%
Eclat Textile Co. Ltd.	173,000	2,054,726

		28,562,374

THAILAND 0.7%
Banks 0.6%
Kasikornbank PCL, NVDR	1,178,900	6,888,784

Specialty Retail 0.1%
Beauty Community PCL	2,047,100	752,958

		7,641,742

TURKEY 0.7%
Banks 0.7%
Akbank Turk A/S	4,501,987	7,346,394

UNITED ARAB EMIRATES 0.5%
Energy Equipment & Services 0.2%
Borr Drilling Ltd.*	366,800	1,754,498

Health Care Providers & Services 0.3%
NMC Health plc	72,850	3,437,848

		5,192,346

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM 11.1%
Banks 1.1%
Lloyds Banking Group plc	13,840,856	$11,514,561

Beverages 0.2%
Fevertree Drinks plc	38,110	1,704,744

Capital Markets 0.3%
Intermediate Capital Group plc	192,160	2,790,607

Electronic Equipment, Instruments & Components 0.2%
Electrocomponents plc	182,370	1,823,945

Equity Real Estate Investment Trusts (REITs) 0.3%
Segro plc	318,230	2,810,895

Hotels, Restaurants & Leisure 1.3%
Compass Group plc	726,560	15,478,787

Household Durables 0.1%
Persimmon plc	32,160	1,074,794

Household Products 1.3%
Reckitt Benckiser Group plc	163,720	13,458,668

Insurance 0.2%
Beazley plc	253,994	1,964,041

Internet & Direct Marketing Retail 0.2%
ASOS plc*	30,270	2,437,236

Machinery 0.5%
CNH Industrial NV	325,330	3,446,871
Weir Group plc (The)	90,820	2,395,940

		5,842,811

Media 1.2%
Informa plc	1,146,014	12,626,221

Multiline Retail 0.2%
B&M European Value Retail SA	361,482	1,927,380

Personal Products 0.8%
Unilever NV, CVA	158,659	8,844,376

Professional Services 1.6%
RELX plc	851,326	18,225,603

Tobacco 1.2%
British American Tobacco plc	262,350	13,249,702

Trading Companies & Distributors 0.4%
Ashtead Group plc	97,940	2,917,268
Howden Joinery Group plc	212,570	1,503,417

		4,420,685

		120,195,056

UNITED STATES 3.6%
Capital Markets 0.4%
Burford Capital Ltd.	221,989	4,376,528

Semiconductors & Semiconductor Equipment 2.2%
Broadcom, Inc.	97,431	23,640,658

Software 0.1%
Globant SA*	23,758	1,349,217

Tobacco 0.9%
Philip Morris International, Inc.	114,595	9,252,400

		38,618,803

8

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager International Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

ZAMBIA 0.3%
Metals & Mining 0.3%
First Quantum Minerals Ltd.	193,700	$2,853,968

Total Common Stocks (cost $969,592,274)		1,044,837,489

Rights 0.0%†

	Number of Rights

ITALY 0.0%†
Banks 0.0%†
Intesa Sanpaolo SpA, expiring at an exercise price of $0.00 on 07/17/18* (c)	3,644,586	0

Total Rights (cost $–)

Short-Term Investment 0.5%

	Principal Amount

Money Market Fund 0.5%
Fidelity Investments Money Market Prime Money Market Portfolio - Institutional Class, 2.07% (e)	$5,803,546	5,805,867

Total Short-Term Investment (cost $5,805,867)		5,805,867

Repurchase Agreements 0.4%
ML Pierce Fenner & Smith, Inc., 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $3,228,413, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $3,292,399. (f)(g)	3,227,843	3,227,843
Pershing LLC, 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $600,103, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 11.50%, maturing 7/25/2019 - 4/20/2068; total market value $612,000. (f)(g)	600,000	600,000

Total Repurchase Agreements (cost $3,827,843)		3,827,843

Total Investments (cost $979,225,984) — 98.1%		1,054,471,199

Other assets in excess of liabilities — 1.9%		19,995,213

NET ASSETS — 100.0%		$1,074,466,412

*	Denotes a non-income producing security.

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at June 30, 2018 was $26,453,252 which represents 2.46% of net assets.

(b)

The security or a portion of this security is on loan at June 30, 2018. The total value of securities on loan at June 30, 2018 was $3,736,265, which was collateralized by cash used to purchase repurchase agreements with a value of $3,827,843.

(c)	Fair valued security.

(d)	Illiquid security as deemed by the procedures approved by the Board of Trustees (unaudited).

(e)	Represents 7-day effective yield as of June 30, 2018.

(f)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2018 was $3,827,843.

(g)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

CVA	Dutch Certification

NVDR	Non-Voting Depositary Receipt

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT Multi- Manager International Growth Fund
Assets:
Investment securities, at value* (cost $975,398,141)	$1,050,643,356
Repurchase agreements, at value (cost $3,827,843)	3,827,843
Cash	24,930,120
Foreign currencies, at value (cost $1,425,865)	1,426,039
Interest and dividends receivable	2,072,777
Security lending income receivable	1,575
Receivable for investments sold	11,557,184
Receivable for capital shares issued	70,191
Reclaims receivable	991,083
Due from custodian	120,017
Prepaid expenses	5,463

Total Assets	1,095,645,648

Liabilities:
Payable for investments purchased	16,274,792
Payable for capital shares redeemed	102,888
Payable upon return of securities loaned (Note 2)	3,827,843
Payable for capital gain country tax	38,597
Accrued expenses and other payables:
Investment advisory fees	761,383
Fund administration fees	36,999
Distribution fees	22,589
Administrative servicing fees	26,823
Accounting and transfer agent fees	464
Deferred capital gain country tax	48,689
Custodian fees	10,122
Compliance program costs (Note 3)	904
Professional fees	5,964
Printing fees	11,098
Other	10,081

Total Liabilities	21,179,236

Net Assets	$1,074,466,412

Represented by:
Capital	$847,840,982
Accumulated undistributed net investment income	14,931,145
Accumulated net realized gains from investment securities and foreign currency transactions	136,506,217
Net unrealized appreciation/(depreciation) in investment securities†	75,196,526
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(8,458)

Net Assets	$1,074,466,412

*	Includes value of securities on loan of $3,736,265 (Note 2).
†	Net of $48,689 of deferred capital gain country tax.

10

Statement of Assets and Liabilities (Continued)

June 30, 2018 (Unaudited)

NVIT Multi- Manager International Growth Fund
Net Assets:
Class I Shares	$82,246,252
Class II Shares	107,013,548
Class Y Shares	885,206,612

Total	$1,074,466,412

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	7,172,656
Class II Shares	9,365,532
Class Y Shares	77,175,996

Total	93,714,184

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.47
Class II Shares	$11.43
Class Y Shares	$11.47

The accompanying notes are an integral part of these financial statements.

11

Statements of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT Multi- Manager International Growth Fund
INVESTMENT INCOME:
Dividend income	$15,877,743
Interest income	152,315
Income from securities lending (Note 2)	4,014
Foreign tax withholding	(1,107,432)

Total Income	14,926,640

EXPENSES:
Investment advisory fees	4,128,702
Fund administration fees	156,398
Distribution fees Class II Shares	144,906
Administrative servicing fees Class I Shares	65,667
Administrative servicing fees Class II Shares	86,944
Professional fees	48,384
Printing fees	13,100
Trustee fees	14,616
Custodian fees	17,735
Accounting and transfer agent fees	5,765
Compliance program costs (Note 3)	1,850
Other	13,211

Total Expenses	4,697,278

NET INVESTMENT INCOME	10,229,362

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities (Note 9)†	56,086,670
Foreign currency transactions (Note 2)	(413,306)

Net realized gains	55,673,364

Net change in unrealized appreciation/depreciation in the value of:
Investment securities††	(116,521,778)
Translation of assets and liabilities denominated in foreign currencies	(33,416)

Net change in unrealized appreciation/depreciation	(116,555,194)

Net realized/unrealized losses	(60,881,830)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(50,652,468)

†	Net of capital gain country taxes of $212,244.
††	Net of decrease in deferred capital gain country tax accrual on unrealized appreciation of $849,261.

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT Multi-Manager International Growth Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$10,229,362	$10,440,049
Net realized gains	55,673,364	90,418,131
Net change in unrealized appreciation/depreciation	(116,555,194)	122,938,056

Change in net assets resulting from operations	(50,652,468)	223,796,236

Distributions to Shareholders From:
Net investment income:
Class I	–	(1,066,870)
Class II	–	(1,131,057)
Class Y	–	(9,688,582)

Change in net assets from shareholder distributions	–	(11,886,509)

Change in net assets from capital transactions	181,216,244	(302,250,770)

Change in net assets	130,563,776	(90,341,043)

Net Assets:
Beginning of period	943,902,636	1,034,243,679

End of period	$1,074,466,412	$943,902,636

Accumulated undistributed net investment income at end of period	$14,931,145	$4,701,783

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$955,387	$1,752,042
Dividends reinvested	–	1,066,870
Cost of shares redeemed	(5,439,824)	(10,624,324)

Total Class I Shares	(4,484,437)	(7,805,412)

Class II Shares
Proceeds from shares issued	5,146,444	7,332,559
Dividends reinvested	–	1,131,057
Cost of shares redeemed	(12,145,040)	(24,736,964)

Total Class II Shares	(6,998,596)	(16,273,348)

Class Y Shares
Proceeds from shares issued	218,591,107	19,359,417
Dividends reinvested	–	9,688,582
Cost of shares redeemed	(25,891,830)	(307,220,009)

Total Class Y Shares	192,699,277	(278,172,010)

Change in net assets from capital transactions	$181,216,244	$(302,250,770)

13

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager International Growth Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	80,596	158,844
Reinvested	–	91,910
Redeemed	(452,329)	(957,156)

Total Class I Shares	(371,733)	(706,402)

Class II Shares
Issued	424,475	712,714
Reinvested	–	98,369
Redeemed	(1,018,756)	(2,260,217)

Total Class II Shares	(594,281)	(1,449,134)

Class Y Shares
Issued	18,288,787	1,781,225
Reinvested	–	832,687
Redeemed	(2,114,026)	(28,890,764)

Total Class Y Shares	16,174,761	(26,276,852)

Total change in shares	15,208,747	(28,432,388)

Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager International Growth Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (b)(e)
Class I Shares
Six Months Ended June 30, 2018 (Unaudited)	$12.03	0.12	(0.68)	(0.56)	—	—	—	$11.47	(4.66%	)	$82,246,252	1.05%	1.95%	1.05%	37.07%
Year Ended December 31, 2017	$9.68	0.11	2.38	2.49	(0.14)	—	(0.14)	$12.03	25.77%		$90,762,754	1.05%	1.02%	1.05%	47.09%
Year Ended December 31, 2016	$10.26	0.12	(0.33)	(0.21)	(0.15)	(0.22)	(0.37)	$9.68	(2.12%	)	$79,841,390	1.06%	1.21%	1.06%	47.81%
Year Ended December 31, 2015	$11.09	0.13	(0.21)	(0.08)	(0.08)	(0.67)	(0.75)	$10.26	(0.49%	)	$91,842,445	1.05%	1.17%	1.05%	53.94%
Year Ended December 31, 2014	$12.08	0.19	(0.27)	(0.08)	(0.27)	(0.64)	(0.91)	$11.09	(1.01%	)	$104,272,719	1.05%	1.57%	1.05%	51.01%
Year Ended December 31, 2013	$10.08	0.12	2.03	2.15	(0.15)	—	(0.15)	$12.08	21.36%		$206,920	1.03%	1.08%	1.03%	57.20%

Class II Shares(f)
Six Months Ended June 30, 2018 (Unaudited)	$12.00	0.10	(0.67)	(0.57)	—	—	—	$11.43	(4.75%	)	$107,013,548	1.30%	1.70%	1.30%	37.07%
Year Ended December 31, 2017	$9.65	0.08	2.38	2.46	(0.11)	—	(0.11)	$12.00	25.53%		$119,547,807	1.30%	0.77%	1.30%	47.09%
Year Ended December 31, 2016	$10.24	0.09	(0.34)	(0.25)	(0.12)	(0.22)	(0.34)	$9.65	(2.47%	)	$110,148,490	1.31%	0.95%	1.31%	47.81%
Year Ended December 31, 2015	$11.02	0.10	(0.20)	(0.10)	(0.01)	(0.67)	(0.68)	$10.24	(0.65%	)	$125,215,417	1.30%	0.91%	1.30%	53.94%
Year Ended December 31, 2014	$12.04	0.14	(0.26)	(0.12)	(0.26)	(0.64)	(0.90)	$11.02	(1.35%	)	$141,982,114	1.30%	1.15%	1.30%	51.01%
Year Ended December 31, 2013	$10.04	0.11	2.00	2.11	(0.11)	—	(0.11)	$12.04	21.08%		$167,668,471	1.31%	1.02%	1.31%	57.20%

Class Y Shares
Six Months Ended June 30, 2018 (Unaudited)	$12.03	0.13	(0.69)	(0.56)	—	—	—	$11.47	(4.66%	)	$885,206,612	0.90%	2.17%	0.90%	37.07%
Year Ended December 31, 2017	$9.67	0.13	2.39	2.52	(0.16)	—	(0.16)	$12.03	26.09%		$733,592,075	0.90%	1.15%	0.90%	47.09%
Year Ended December 31, 2016	$10.26	0.13	(0.34)	(0.21)	(0.16)	(0.22)	(0.38)	$9.67	(2.07%	)	$844,253,799	0.91%	1.34%	0.91%	47.81%
Year Ended December 31, 2015	$11.10	0.15	(0.21)	(0.06)	(0.11)	(0.67)	(0.78)	$10.26	(0.30%	)	$876,058,321	0.90%	1.31%	0.90%	53.94%
Year Ended December 31, 2014	$12.08	0.18	(0.25)	(0.07)	(0.27)	(0.64)	(0.91)	$11.10	(0.88%	)	$780,900,489	0.90%	1.52%	0.90%	51.01%
Year Ended December 31, 2013	$10.08	0.15	2.01	2.16	(0.16)	—	(0.16)	$12.08	21.48%		$749,362,850	0.91%	1.39%	0.91%	57.20%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Effective April 30, 2014, Class VI Shares were renamed Class II Shares.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager International Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund-of-funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to

16

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to

17

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$7,833,947	$—	$—	$7,833,947
Air Freight & Logistics	—	8,867,267	—	8,867,267
Airlines	1,558,781	2,624,600	—	4,183,381
Auto Components	—	5,056,824	—	5,056,824
Banks	10,499,224	71,154,655	—	81,653,879
Beverages	19,433,897	50,801,957	—	70,235,854
Biotechnology	—	14,787,413	—	14,787,413
Building Products	—	296,480	—	296,480
Capital Markets	12,081,537	58,378,630	—	70,460,167
Chemicals	7,951,395	14,158,336	—	22,109,731
Commercial Services & Supplies	—	7,742,867	—	7,742,867
Construction & Engineering	—	14,142,347	—	14,142,347
Construction Materials	—	1,139,365	—	1,139,365
Containers & Packaging	—	21,088,208	—	21,088,208
Diversified Consumer Services	5,265,361	—	—	5,265,361
Diversified Financial Services	—	26,112,417	—	26,112,417
Diversified Telecommunication Services	—	2,669,909	—	2,669,909
Electrical Equipment	—	17,989,614	—	17,989,614
Electronic Equipment, Instruments & Components	—	19,238,250	—	19,238,250
Energy Equipment & Services	1,430,829	1,754,498	—	3,185,327
Equity Real Estate Investment Trusts (REITs)	—	2,810,895	—	2,810,895
Food & Staples Retailing	—	2,027,488	—	2,027,488
Food Products	3,305,382	14,703,902	—	18,009,284
Gas Utilities	—	2,290,193	—	2,290,193
Health Care Equipment & Supplies	—	28,949,436	—	28,949,436
Health Care Providers & Services	—	6,096,040	—	6,096,040

18

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Hotels, Restaurants & Leisure	$5,760,384	$35,481,540	$—	$41,241,924
Household Durables	—	3,003,896	—	3,003,896
Household Products	—	14,853,880	—	14,853,880
Industrial Conglomerates	—	17,055,232	—	17,055,232
Insurance	11,079,000	18,372,988	—	29,451,988
Internet & Direct Marketing Retail	—	5,395,015	—	5,395,015
Internet Software & Services	14,515,278	23,625,163	—	38,140,441
IT Services	32,381,848	18,462,138	—	50,843,986
Leisure Products	4,020,856	—	—	4,020,856
Life Sciences Tools & Services	—	2,133,062	—	2,133,062
Machinery	—	33,697,231	—	33,697,231
Marine	—	8,684,926	—	8,684,926
Media	—	21,851,085	—	21,851,085
Metals & Mining	6,718,084	4,315,535	—	11,033,619
Multiline Retail	1,829,490	3,289,980	—	5,119,470
Oil, Gas & Consumable Fuels	26,442,251	12,985,268	—	39,427,519
Paper & Forest Products	—	1,936,328	—	1,936,328
Personal Products	—	20,929,341	—	20,929,341
Pharmaceuticals	—	14,913,646	—	14,913,646
Professional Services	—	41,770,268	—	41,770,268
Real Estate Management & Development	2,237,545	3,420,513	—	5,658,058
Road & Rail	13,037,794	5,071,301	—	18,109,095
Semiconductors & Semiconductor Equipment	23,640,658	26,106,949	—	49,747,607
Software	4,977,016	27,297,861	—	32,274,877
Specialty Retail	—	7,847,558	—	7,847,558
Technology Hardware, Storage & Peripherals	—	10,160,644	—	10,160,644
Textiles, Apparel & Luxury Goods	—	16,875,914	—	16,875,914
Thrifts & Mortgage Finance	—	1,303,002	—	1,303,002
Tobacco	9,252,400	18,858,961	—	28,111,361
Trading Companies & Distributors	—	4,420,685	—	4,420,685
Wireless Telecommunication Services	—	583,031	—	583,031
Total Common Stocks	$225,252,957	$819,584,532	$—	$1,044,837,489
Repurchase Agreements	—	3,827,843	—	3,827,843
Rights	—	0	—	0
Short-Term Investment	5,805,867	—	—	5,805,867
Total	$231,058,824	$823,412,375	$—	$1,054,471,199

Amounts designated as “–”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign

19

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Securities Lending

During the six months ended June 30, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2018, were $3,827,843, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities

20

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the

Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the six months ended June 30, 2018 , the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2018, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc., 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,833, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $357,000,000.

Pershing LLC, 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $450,077,250, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 11.50%, maturing 7/25/2019 - 4/20/2068; total market value $459,000,001.

21

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

At June 30, 2018, the Fund’s investment in the joint repos were subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repo was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$3,227,843	$—	$3,227,843	$(3,227,843)	$—
Pershing LLC	600,000	$—	600,000	(600,000)	$—
Total	$3,827,843	$—	$3,827,843	$(3,827,843)	$—

Amounts designated as “—” are zero.

*

At June 30, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

22

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the

Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

23

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Invesco Advisors, Inc.
American Century Investment Management, Inc.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.85%
$1 billion and more	0.80%

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate was 0.85%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.96% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party

24

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $156,398 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $1,850.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% for the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $152,611.

4. Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the

25

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $562,278,817 and sales of $348,221,976 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

26

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Other

The Trust, along with certain funds in NMF, invests through an omnibus account at the Funds’

custodian, JPMorgan, any un-invested cash on a daily basis in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class are neither guaranteed nor insured, and shares of Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the six months ended June 30, 2018, the Fund recaptured $8,740 of brokerage commissions.

10.  Federal Tax Information

As of June 30, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$983,396,899	$121,973,844	$(50,899,544)	$71,074,300

27

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

11. Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit and Interfund Lending”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

28

Supplemental Information

June 30, 2018 (Unaudited)

NVIT Multi-Manager International Growth Fund

NVIT Multi-Manager International Value Fund

NVIT Multi-Manager Large Cap Growth Fund

NVIT Multi-Manager Large Cap Value Fund

NVIT Multi-Manager Mid Cap Growth Fund

NVIT Multi-Manager Mid Cap Value Fund

NVIT Multi-Manager Small Cap Growth Fund

NVIT Multi-Manager Small Cap Value Fund

NVIT Multi-Manager Small Company Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds and expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the Broadridge peer group provided an appropriate comparison.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the

29

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during a telephonic meeting in advance of the March 2018 meeting and during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the relevant Sub-Advisers. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Advisers; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with

30

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

the Adviser’s and/or the Sub-Advisers’ portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. The Trustees noted that each of NVIT Multi-Manager Large Cap Value Fund, NVIT Multi-Manager Mid Cap Growth Fund, NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Cap Value Fund, and NVIT Multi-Manager Small Company Fund ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2017. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period. As to the remaining Funds, the Trustees considered among other things the following additional information:

NVIT Multi-Manager International Growth Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance over the three-year period was due primarily to style factors with respect to one of the Fund’s two Sub-Advisers. They considered that the Adviser continues to have confidence in both Sub-Advisers and will monitor them closely going forward to determine whether assets might be allocated differently between them, or to another Sub-Adviser.

NVIT Multi-Manager International Value Fund. The Trustees noted that one of the Fund’s two Sub-Advisers was appointed in July 2017, and so did not make any performance determination with respect to that Sub-Adviser. With respect to the Fund’s other Sub-Adviser, the Trustees considered the Adviser’s statements that the Sub-Adviser’s underperformance was the result of its sector allocations and style factors and that the Sub-Adviser had begun to deliver positive relative returns in recent periods. The Trustees further considered that the Adviser continues to have confidence in both Sub-Advisers.

NVIT Multi-Manager Large Cap Growth Fund. The Trustees noted that one of the Fund’s three Sub-Advisers was appointed in April 2017, replacing a prior sub-adviser, and so did not make any performance determination with respect to that Sub-Adviser. The Trustees considered the Adviser’s statements that the two other Sub-Advisers had underperformed during the three-year period, both due to stock selection and style factors. They considered that the Adviser continues to have confidence in the Fund’s Sub-Advisers and will monitor them closely going forward to determine whether assets might be allocated differently between them, or to another Sub-Adviser.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Advisers’ responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted the Adviser’s statement that the total expense ratios (including 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) of the Funds, other than the NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Company Fund, ranked within the first quintile of the funds in the Funds’ Broadridge expense groups; the NVIT Multi-Manager Small Cap Growth Fund ranked in the second quintile; and the NVIT Multi-Manager Small Company Fund ranked in the middle of its peer funds. The Trustees also noted the Adviser’s statement that the actual advisory fee rates for all of the Funds ranked within the top three quintiles of their expense peer groups, or exceeded the 60th comparative

31

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

percentile by a relatively small amount. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements.

32

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

33

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

34

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

35

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

36

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

37

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

38

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

39

Semiannual Report

June 30, 2018 (Unaudited)

NVIT Multi-Manager International Value Fund

SAR-MM-IV 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT Multi-Manager International Value Fund

Asset Allocation†

Common Stocks	98.8%
Repurchase Agreements	3.4%
Rights††	0.0%
Liabilities in excess of other assets	(2.2)%
100.0%

Top Industries†††

Banks	12.9%
Oil, Gas & Consumable Fuels	9.0%
Insurance	5.6%
Automobiles	5.5%
Pharmaceuticals	5.4%
Metals & Mining	4.6%
Capital Markets	3.8%
Chemicals	3.2%
Industrial Conglomerates	3.2%
Diversified Financial Services	2.6%
Other Industries*	44.2%
100.0%

Top Holdings†††

Novartis AG (Registered)	1.9%
TOTAL SA	1.8%
Toyota Motor Corp.	1.5%
Sumitomo Mitsui Financial Group, Inc.	1.4%
Vodafone Group plc	1.3%
BP plc, ADR	1.2%
Nestle SA (Registered)	1.1%
UBS Group AG (Registered)	1.1%
HSBC Holdings plc, ADR	1.1%
CK Hutchison Holdings Ltd.	1.0%
Other Holdings*	86.6%
100.0%

Top Countries†††

Japan	23.0%
United Kingdom	13.4%
Germany	10.3%
France	9.2%
Switzerland	7.8%
Australia	4.9%
Netherlands	4.7%
Canada	3.6%
Hong Kong	2.7%
Italy	2.2%
Other Countries*	18.2%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2018.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	NVIT Multi-Manager International Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager International Value Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)
Class I Shares	Actual	(b)	1,000.00	960.10	4.47	0.92
	Hypothetical	(b)(c)	1,000.00	1,020.23	4.61	0.92
Class II Shares	Actual	(b)	1,000.00	959.90	5.69	1.17
	Hypothetical	(b)(c)	1,000.00	1,018.99	5.86	1.17
Class IV Shares	Actual	(b)	1,000.00	961.00	4.47	0.92
	Hypothetical	(b)(c)	1,000.00	1,020.23	4.61	0.92
Class Y Shares	Actual	(b)	1,000.00	961.00	3.74	0.77
	Hypothetical	(b)(c)	1,000.00	1,020.98	3.86	0.77

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT Multi-Manager International Value Fund

Common Stocks 98.8%

	Shares	Value

AUSTRALIA 5.0%
Airlines 0.5%
Qantas Airways Ltd.	1,020,000	$4,664,189

Banks 1.0%
Australia & New Zealand Banking Group Ltd.	303,640	6,373,443
Bank of Queensland Ltd.	52,604	396,325
Bendigo & Adelaide Bank Ltd. (a)	58,124	469,098
National Australia Bank Ltd.	119,568	2,433,850

		9,672,716

Beverages 0.2%
Coca-Cola Amatil Ltd.	254,284	1,730,327

Capital Markets 0.5%
Macquarie Group Ltd.	49,700	4,567,949

Chemicals 0.1%
Incitec Pivot Ltd.	223,262	602,178

Commercial Services & Supplies 0.0%†
Downer EDI Ltd.	19,376	97,529

Construction Materials 0.0%†
Boral Ltd.	76,823	370,722

Diversified Financial Services 0.2%
Challenger Ltd. (a)	175,582	1,543,754

Health Care Providers & Services 0.5%
Healthscope Ltd.	147,549	241,322
Sonic Healthcare Ltd.	242,029	4,402,131

		4,643,453

Hotels, Restaurants & Leisure 0.1%
Star Entertainment Grp Ltd. (The)	145,651	533,244
Tabcorp Holdings Ltd.	115,441	382,104

		915,348

Insurance 0.2%
QBE Insurance Group Ltd.	92,659	669,961
Suncorp Group Ltd.	77,117	834,993

		1,504,954

Metals & Mining 0.9%
BHP Billiton Ltd.	69,664	1,745,609
BHP Billiton plc, ADR (a)	61,357	2,757,998
BlueScope Steel Ltd.	116,801	1,488,840
Fortescue Metals Group Ltd.	385,867	1,251,759
Newcrest Mining Ltd.	45,747	741,554
South32 Ltd.	642,860	1,731,329
South32 Ltd., ADR	7,695	102,459

		9,819,548

Multiline Retail 0.0%†
Harvey Norman Holdings Ltd. (a)	51,231	125,773

Oil, Gas & Consumable Fuels 0.7%
Oil Search Ltd.	42,808	282,849
Origin Energy Ltd.*	131,446	980,437
Santos Ltd. *	273,013	1,272,565
Whitehaven Coal Ltd.	106,521	457,710
Woodside Petroleum Ltd.	152,570	4,015,059

		7,008,620

Real Estate Management & Development 0.1%
LendLease Group	74,242	1,092,051

		48,359,111

Common Stocks (continued)

	Shares	Value

AUSTRIA 0.1%
Banks 0.1%
Raiffeisen Bank International AG	13,694	$419,472

Electric Utilities 0.0%†
Verbund AG	2,922	94,456

		513,928

BELGIUM 1.6%
Banks 0.7%
KBC Group NV	85,867	6,619,030

Chemicals 0.2%
Solvay SA	14,530	1,829,140

Diversified Financial Services 0.5%
Groupe Bruxelles Lambert SA	45,225	4,765,554

Insurance 0.1%
Ageas	22,714	1,145,263

Pharmaceuticals 0.1%
UCB SA	13,455	1,054,750

		15,413,737

BRAZIL 0.6%
Aerospace & Defense 0.6%
Embraer SA, ADR (a)	228,000	5,677,200

Metals & Mining 0.0%†
Yamana Gold, Inc.	55,956	163,018

		5,840,218

CANADA 3.7%
Auto Components 0.1%
Linamar Corp.	6,121	269,163
Magna International, Inc.	18,319	1,064,883

		1,334,046

Banks 0.5%
Bank of Montreal	62,922	4,861,354
Canadian Imperial Bank of Commerce (a)	1,184	102,913

		4,964,267

Capital Markets 0.0%†
TMX Group Ltd.	1,627	106,656

Chemicals 0.1%
Nutrien Ltd. (a)	16,955	922,269

Food & Staples Retailing 0.0%†
Empire Co. Ltd., Class A	11,120	223,220

Insurance 0.8%
Fairfax Financial Holdings Ltd.	3,244	1,817,765
Great-West Lifeco, Inc.	7,782	191,317
Industrial Alliance Insurance & Financial Services, Inc.	25,256	974,968
Manulife Financial Corp.	163,382	2,935,486
Sun Life Financial, Inc. (a)	42,671	1,712,814

		7,632,350

Metals & Mining 0.7%
Barrick Gold Corp.	73,894	970,714
Goldcorp, Inc.	101,843	1,396,268
IAMGOLD Corp.*	29,111	169,619
Kinross Gold Corp.*	279,967	1,054,149
Teck Resources Ltd., Class B	112,568	2,867,365

5

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

CANADA (continued)
Metals & Mining (continued)
Wheaton Precious Metals Corp.	6,534	$144,234

		6,602,349

Oil, Gas & Consumable Fuels 1.5%
ARC Resources Ltd.	24,859	256,787
Cameco Corp.	53,272	599,318
Canadian Natural Resources Ltd.	52,882	1,907,453
Cenovus Energy, Inc.	71,205	739,139
Crescent Point Energy Corp. (a)	135,996	999,371
Enbridge Income Fund Holdings, Inc.	10,400	255,046
Encana Corp.	125,749	1,641,675
Husky Energy, Inc.	51,936	809,469
Imperial Oil Ltd. (a)	19,406	645,250
Suncor Energy, Inc.	128,228	5,218,269
Tourmaline Oil Corp.	43,705	780,915
Whitecap Resources, Inc.	47,200	319,897

		14,172,589

		35,957,746

CHILE 0.1%
Metals & Mining 0.1%
Antofagasta plc	22,054	286,503
Lundin Mining Corp.	108,900	605,529

		892,032

CHINA 1.0%
Water Utilities 0.5%
Guangdong Investment Ltd.	3,088,000	4,889,361

Wireless Telecommunication Services 0.5%
China Mobile Ltd.	590,000	5,233,208

		10,122,569

COLOMBIA 0.1%
Wireless Telecommunication Services 0.1%
Millicom International Cellular SA, SDR	9,483	557,798

DENMARK 1.2%
Banks 0.1%
Danske Bank A/S	34,243	1,070,262

Beverages 0.1%
Carlsberg A/S, Class B	11,186	1,317,088

Building Products 0.0%†
Rockwool International A/S, Class B	666	259,817

Commercial Services & Supplies 0.1%
ISS A/S	28,895	992,332

Electrical Equipment 0.1%
Vestas Wind Systems A/S	23,109	1,428,625

Health Care Equipment & Supplies 0.0%†
William Demant Holding A/S *	3,643	146,511

Insurance 0.0%†
Tryg A/S	2,732	64,110

Marine 0.7%
AP Moller — Maersk A/S, Class A	383	453,687
AP Moller — Maersk A/S, Class B	3,954	4,917,782

		5,371,469

Common Stocks (continued)

	Shares	Value

DENMARK (continued)
Pharmaceuticals 0.0%†
H Lundbeck A/S	5,325	$373,900

Road & Rail 0.1%
DSV A/S	10,963	884,883

		11,908,997

FINLAND 0.5%
Communications Equipment 0.2%
Nokia OYJ	258,407	1,482,402

Electric Utilities 0.1%
Fortum OYJ	37,366	891,274

Paper & Forest Products 0.2%
Stora Enso OYJ, Class R	48,260	942,840
UPM-Kymmene OYJ	47,230	1,686,487

		2,629,327

		5,003,003

FRANCE 9.4%
Aerospace & Defense 0.1%
Airbus SE	10,420	1,217,874

Air Freight & Logistics 0.0%†
Bollore SA (a)	91,199	423,871

Automobiles 0.8%
Peugeot SA	180,190	4,108,921
Renault SA (a)	40,244	3,415,914

		7,524,835

Banks 1.0%
BNP Paribas SA	111,226	6,894,291
Credit Agricole SA	58,221	776,139
Societe Generale SA	44,884	1,889,968

		9,560,398

Building Products 0.2%
Cie de Saint-Gobain	45,481	2,028,339

Capital Markets 0.1%
Natixis SA	97,924	693,333

Chemicals 0.4%
Arkema SA	35,201	4,159,308

Construction & Engineering 0.1%
Bouygues SA	27,448	1,181,608

Diversified Telecommunication Services 0.5%
Orange SA	294,237	4,921,884

Electric Utilities 0.1%
Electricite de France SA	72,294	990,993

Food & Staples Retailing 0.1%
Carrefour SA (a)	51,827	836,383
Casino Guichard Perrachon SA (a)	3,263	126,471

		962,854

Insurance 0.3%
AXA SA	98,074	2,402,738
CNP Assurances	25,291	574,684
SCOR SE	10,743	398,513

		3,375,935

6

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

FRANCE (continued)
Media 1.2%
Publicis Groupe SA	61,275	$4,210,709
Vivendi SA	316,162	7,734,528

		11,945,237

Multi-Utilities 1.6%
Engie SA	564,837	8,644,198
Veolia Environnement SA	313,911	6,715,698

		15,359,896

Oil, Gas & Consumable Fuels 1.9%
TOTAL SA (a)	298,130	18,129,683

Pharmaceuticals 0.8%
Sanofi	92,896	7,438,412

Trading Companies & Distributors 0.2%
Rexel SA	134,200	1,928,334

		91,842,794

GERMANY 10.5%
Airlines 0.1%
Deutsche Lufthansa AG (Registered)	56,134	1,349,883

Automobiles 2.1%
Bayerische Motoren Werke AG	56,842	5,155,745
Bayerische Motoren Werke AG (Preference)	8,321	663,384
Daimler AG (Registered)	131,517	8,461,109
Porsche Automobil Holding SE (Preference)	12,604	802,803
Volkswagen AG	5,531	914,746
Volkswagen AG (Preference)	28,020	4,652,860

		20,650,647

Banks 0.1%
Commerzbank AG*	146,685	1,405,459

Capital Markets 0.8%
Deutsche Bank AG (Registered)	101,204	1,094,502
Deutsche Bank AG (Registered)	24,588	261,125
Deutsche Boerse AG	47,982	6,392,948

		7,748,575

Chemicals 0.8%
Evonik Industries AG	21,133	723,447
LANXESS AG	52,936	4,125,333
Linde AG	10,196	2,433,101
Wacker Chemie AG	1,635	213,728

		7,495,609

Construction Materials 1.0%
HeidelbergCement AG	111,080	9,350,592

Diversified Telecommunication Services 0.3%
Deutsche Telekom AG (Registered)*	183,011	2,840,205
Telefonica Deutschland Holding AG	66,605	262,501

		3,102,706

Food & Staples Retailing 0.0%†
METRO AG	18,410	227,479

Hotels, Restaurants & Leisure 0.3%
TUI AG	128,296	2,810,899

Common Stocks (continued)

	Shares	Value

GERMANY (continued)
Independent Power and Renewable Electricity Producers 0.0%†
Uniper SE	8,911	$265,651

Industrial Conglomerates 0.8%
Siemens AG (Registered)	55,591	7,346,304

Insurance 1.0%
Allianz SE (Registered)	24,661	5,095,909
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	8,047	1,705,343
Talanx AG	80,068	2,923,239

		9,724,491

Multi-Utilities 0.4%
Innogy SE Reg. S (b)	18,103	775,424
RWE AG	120,817	2,753,683

		3,529,107

Pharmaceuticals 1.0%
Bayer AG (Registered)	39,104	4,308,343
Merck KGaA	60,185	5,876,088

		10,184,431

Semiconductors & Semiconductor Equipment 0.8%
Infineon Technologies AG	292,959	7,465,558

Software 0.7%
SAP SE	55,854	6,452,645

Specialty Retail 0.3%
CECONOMY AG	303,362	2,521,899

Transportation Infrastructure 0.0%†
Fraport AG Frankfurt Airport Services Worldwide	4,451	429,231

		102,061,166

HONG KONG 2.8%
Airlines 0.0%†
Cathay Pacific Airways Ltd.	118,000	184,688

Capital Markets 0.0%†
Guoco Group Ltd.	4,000	60,126

Hotels, Restaurants & Leisure 0.1%
Melco International Development Ltd.	49,000	150,611
Shangri-La Asia Ltd.	94,000	175,931
SJM Holdings Ltd.	290,000	360,329

		686,871

Industrial Conglomerates 1.1%
CK Hutchison Holdings Ltd.	970,072	10,238,089
Hopewell Holdings Ltd.	54,000	184,358
NWS Holdings Ltd.	173,307	299,409

		10,721,856

Marine 0.0%†
Orient Overseas International Ltd.	14,500	141,135

Real Estate Management & Development 1.5%
CK Asset Holdings Ltd.	745,500	5,890,352
Hang Lung Group Ltd.	164,000	459,025
Hang Lung Properties Ltd.	217,000	445,671
Henderson Land Development Co. Ltd.	44,141	232,327
Hongkong Land Holdings Ltd.	54,000	386,325

7

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

HONG KONG (continued)
Real Estate Management & Development (continued)
Kerry Properties Ltd.	114,000	$544,643
New World Development Co. Ltd. (a)	625,202	873,710
Sino Land Co. Ltd.	352,651	571,968
Sun Hung Kai Properties Ltd.	130,221	1,953,785
Swire Pacific Ltd., Class A	94,500	998,482
Swire Pacific Ltd., Class B	180,000	319,080
Wharf Holdings Ltd. (The)	95,000	304,294
Wheelock & Co. Ltd.	176,000	1,223,351

		14,203,013

Road & Rail 0.1%
MTR Corp. Ltd.	128,500	708,002

Textiles, Apparel & Luxury Goods 0.0%†
Li & Fung Ltd.	80,000	29,207
Yue Yuen Industrial Holdings Ltd.	101,000	283,449

		312,656

Transportation Infrastructure 0.0%†
Hutchison Port Holdings Trust	914,000	255,336
Hutchison Port Holdings Trust	220,600	60,886

		27,334,569

IRELAND 1.1%
Airlines 0.3%
Ryanair Holdings plc, ADR* (a)	22,374	2,555,782

Banks 0.1%
Bank of Ireland Group plc	90,243	703,403

Construction Materials 0.1%
CRH plc, ADR (a)	26,425	934,124

Containers & Packaging 0.6%
Smurfit Kappa Group plc	163,345	6,572,615

Hotels, Restaurants & Leisure 0.0%†
Paddy Power Betfair plc	2,924	327,913

		11,093,837

ISRAEL 0.2%
Banks 0.2%
Bank Hapoalim BM	102,936	698,380
Bank Leumi Le-Israel BM	142,321	842,937
First International Bank of Israel Ltd.	2,688	56,250

		1,597,567

ITALY 2.2%
Banks 0.8%
Intesa Sanpaolo SpA	307,289	889,454
Mediobanca Banca di Credito Finanziario SpA	413,436	3,831,299
UniCredit SpA	217,704	3,620,750

		8,341,503

Capital Markets 0.2%
Azimut Holding SpA (a)	155,795	2,405,749

Diversified Telecommunication Services 0.2%
Telecom Italia SpA*	2,537,747	1,883,258

Electrical Equipment 0.3%
Prysmian SpA	113,575	2,822,009

Common Stocks (continued)

	Shares	Value

ITALY (continued)
Oil, Gas & Consumable Fuels 0.7%
Eni SpA	343,571	$6,379,109

		21,831,628

JAPAN 23.6%
Airlines 0.6%
Japan Airlines Co. Ltd.	172,300	6,105,839

Auto Components 1.6%
Aisin Seiki Co. Ltd.	3,900	177,548
Bridgestone Corp. (a)	80,000	3,125,718
Denso Corp.	27,900	1,357,236
NGK Spark Plug Co. Ltd. (a)	5,700	162,359
NHK Spring Co. Ltd.	29,800	280,527
NOK Corp.	17,000	328,620
Sumitomo Electric Industries Ltd.	130,500	1,941,080
Sumitomo Rubber Industries Ltd.	35,500	563,415
Tokai Rika Co. Ltd.	6,900	130,850
Toyoda Gosei Co. Ltd.	12,700	321,511
Toyota Industries Corp.	106,800	5,978,654
Yokohama Rubber Co. Ltd. (The) (a)	17,100	354,895

		14,722,413

Automobiles 2.7%
Honda Motor Co. Ltd.	210,400	6,169,444
Mazda Motor Corp.	125,600	1,538,146
Nissan Motor Co. Ltd.	347,500	3,376,815
Toyota Motor Corp.	227,614	14,713,845

		25,798,250

Banks 3.0%
Bank of Kyoto Ltd. (The)	5,000	231,173
Chiba Bank Ltd. (The)	73,000	514,344
Chugoku Bank Ltd. (The)	8,800	88,954
Concordia Financial Group Ltd.	120,000	609,959
Fukuoka Financial Group, Inc.	71,000	356,503
Gunma Bank Ltd. (The)	36,000	188,901
Hachijuni Bank Ltd. (The)	46,000	196,591
Hiroshima Bank Ltd. (The)	14,000	93,193
Hokuhoku Financial Group, Inc.	15,600	207,499
Iyo Bank Ltd. (The)	31,000	204,607
Kyushu Financial Group, Inc.	7,000	33,772
Mebuki Financial Group, Inc.	56,160	188,383
Mitsubishi UFJ Financial Group, Inc.	540,500	3,065,596
Mizuho Financial Group, Inc.	1,079,200	1,815,731
Resona Holdings, Inc.	920,500	4,918,485
Shinsei Bank Ltd.	18,600	285,859
Shizuoka Bank Ltd. (The)	36,000	323,112
Sumitomo Mitsui Financial Group, Inc.	355,300	13,768,550
Sumitomo Mitsui Trust Holdings, Inc.	17,100	677,396
Suruga Bank Ltd.	9,700	86,674
Yamaguchi Financial Group, Inc.	21,000	236,061

		28,091,343

Beverages 0.0%†
Coca-Cola Bottlers Japan Holdings, Inc.	3,000	119,786

Building Products 0.2%
Asahi Glass Co. Ltd.	38,600	1,501,168
LIXIL Group Corp.	32,300	645,553

		2,146,721

8

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager International Value Fund (continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Capital Markets 0.8%
Daiwa Securities Group, Inc.	1,070,000	$6,208,272
Nomura Holdings, Inc.	291,900	1,413,042

		7,621,314

Chemicals 1.6%
Asahi Kasei Corp.	9,900	125,658
Daicel Corp.	28,600	316,077
Denka Co. Ltd.	105,799	3,521,852
DIC Corp.	13,000	405,587
Hitachi Chemical Co. Ltd.	14,300	288,074
JSR Corp.	10,100	171,440
Kaneka Corp.	51,000	456,613
Kuraray Co. Ltd.	342,400	4,709,699
Mitsubishi Chemical Holdings Corp.	85,200	712,113
Mitsubishi Gas Chemical Co., Inc.	15,300	346,070
Mitsui Chemicals, Inc.	17,300	459,239
Nippon Shokubai Co. Ltd.	4,400	317,842
Sumitomo Chemical Co. Ltd.	258,000	1,460,126
Teijin Ltd.	24,800	454,452
Tosoh Corp.	14,800	229,032
Ube Industries Ltd.	17,000	441,414
Zeon Corp.	14,000	165,262

		14,580,550

Commercial Services & Supplies 0.1%
Dai Nippon Printing Co. Ltd.	25,200	563,289
Toppan Printing Co. Ltd.	57,000	446,180

		1,009,469

Construction & Engineering 0.1%
Kinden Corp.	9,000	146,923
Maeda Corp.	7,700	88,312
Nippo Corp.	11,000	200,306
Obayashi Corp.	28,600	297,316
Shimizu Corp.	17,700	183,122

		915,979

Construction Materials 0.0%†
Taiheiyo Cement Corp.	6,100	200,496

Consumer Finance 0.0%†
Credit Saison Co. Ltd.	6,900	108,460
Hitachi Capital Corp.	7,000	180,801

		289,261

Containers & Packaging 0.0%†
Toyo Seikan Group Holdings Ltd.	26,400	463,303

Distributors 0.0%†
Canon Marketing Japan, Inc.	7,600	158,192

Diversified Financial Services 1.1%
Mitsubishi UFJ Lease & Finance Co. Ltd.	98,800	606,436
ORIX Corp.	631,700	9,976,780

		10,583,216

Diversified Telecommunication Services 0.5%
Nippon Telegraph & Telephone Corp.	106,000	4,816,576

Electrical Equipment 0.0%†
Furukawa Electric Co. Ltd.	6,800	237,194

Electronic Equipment, Instruments & Components 1.1%
Citizen Watch Co. Ltd.	36,900	242,057
Hitachi Ltd.	1,250,200	8,806,480
Ibiden Co. Ltd.	16,900	270,432

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Electronic Equipment, Instruments & Components (continued)
Kyocera Corp.	14,600	$820,338
Nippon Electric Glass Co. Ltd.	8,400	233,192
TDK Corp.	7,400	754,573

		11,127,072

Food & Staples Retailing 0.6%
Aeon Co. Ltd.	13,700	292,937
Seven & i Holdings Co. Ltd.	129,700	5,653,262

		5,946,199

Food Products 0.1%
House Foods Group, Inc.	5,300	187,305
NH Foods Ltd.	12,500	504,834

		692,139

Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	7,300	171,419
Medipal Holdings Corp.	9,500	190,852
Suzuken Co. Ltd.	3,880	164,154

		526,425

Household Durables 1.1%
Iida Group Holdings Co. Ltd. (a)	26,600	512,574
Sekisui House Ltd.	48,600	859,278
Sony Corp.	175,600	9,009,338
Sumitomo Forestry Co. Ltd.	20,300	306,575

		10,687,765

Industrial Conglomerates 0.8%
Nisshinbo Holdings, Inc.	18,000	193,004
Toshiba Corp.*	2,561,700	7,690,568

		7,883,572

Insurance 1.0%
Dai-ichi Life Holdings, Inc.	52,200	928,496
MS&AD Insurance Group Holdings, Inc.	240,100	7,457,862
Sompo Holdings, Inc.	10,200	412,065
T&D Holdings, Inc.	19,500	292,154
Tokio Marine Holdings, Inc.	4,000	187,301

		9,277,878

Internet Software & Services 0.0%†
DeNA Co. Ltd.	10,900	204,256

IT Services 0.1%
Fujitsu Ltd.	200,600	1,215,019

Leisure Products 0.0%†
Sankyo Co. Ltd.	4,200	164,287
Sega Sammy Holdings, Inc.	8,700	148,965

		313,252

Machinery 1.2%
Amada Holdings Co. Ltd.	14,400	138,169
Ebara Corp.	11,400	353,735
FANUC Corp.	23,300	4,619,626
Glory Ltd.	6,900	192,891
JTEKT Corp.	39,200	532,350
Kawasaki Heavy Industries Ltd.	12,599	369,534
Kurita Water Industries Ltd.	8,900	253,570
Mitsubishi Heavy Industries Ltd.	119,200	4,333,150
NSK Ltd.	10,400	107,078
NTN Corp.	56,000	229,096

9

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager International Value Fund (continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Machinery (continued)
Sumitomo Heavy Industries Ltd.	12,100	$407,142

		11,536,341

Marine 0.1%
Kawasaki Kisen Kaisha Ltd.* (a)	5,599	103,265
Mitsui OSK Lines Ltd.	15,300	367,439
Nippon Yusen KK	30,600	606,625

		1,077,329

Media 0.0%†
Fuji Media Holdings, Inc.	6,200	105,814
Tokyo Broadcasting System Holdings, Inc.	3,800	85,115

		190,929

Metals & Mining 0.5%
Daido Steel Co. Ltd.	2,800	129,271
Dowa Holdings Co. Ltd.	1,400	43,103
Hitachi Metals Ltd.	29,000	300,760
JFE Holdings, Inc.	61,500	1,160,107
Kobe Steel Ltd.	54,200	495,467
Mitsubishi Materials Corp.	22,000	603,212
Nippon Steel & Sumitomo Metal Corp.	83,999	1,647,487
Sumitomo Metal Mining Co. Ltd.	4,499	171,422

		4,550,829

Multiline Retail 0.1%
H2O Retailing Corp.	14,400	229,706
Isetan Mitsukoshi Holdings Ltd.	24,900	310,753
J Front Retailing Co. Ltd.	23,300	353,734
Takashimaya Co. Ltd.	41,000	350,574

		1,244,767

Oil, Gas & Consumable Fuels 1.2%
Idemitsu Kosan Co. Ltd.	20,100	715,489
Inpex Corp.	120,900	1,249,516
JXTG Holdings, Inc.	1,426,800	9,907,235

		11,872,240

Paper & Forest Products 0.1%
Nippon Paper Industries Co. Ltd.	17,000	270,712
Oji Holdings Corp.	165,000	1,022,246

		1,292,958

Pharmaceuticals 0.8%
Astellas Pharma, Inc.	511,000	7,784,892
Mitsubishi Tanabe Pharma Corp.	3,100	53,529
Sumitomo Dainippon Pharma Co. Ltd.	7,800	164,970

		8,003,391

Real Estate Management & Development 0.1%
Nomura Real Estate Holdings, Inc.	16,300	361,323
Tokyo Tatemono Co. Ltd.	16,100	220,846
Tokyu Fudosan Holdings Corp.	74,500	524,435

		1,106,604

Road & Rail 0.2%
Hankyu Hanshin Holdings, Inc.	26,200	1,052,995
Hitachi Transport System Ltd.	6,400	163,844
Nippon Express Co. Ltd.	11,300	819,185
Seino Holdings Co. Ltd.	13,600	240,768

		2,276,792

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Semiconductors & Semiconductor Equipment 0.0%†
Rohm Co. Ltd.	2,200	$184,240

Software 0.4%
Square Enix Holdings Co. Ltd.	79,400	3,896,717

Specialty Retail 0.1%
Aoyama Trading Co. Ltd.	3,300	110,180
K’s Holdings Corp.	21,600	224,316
Shimamura Co. Ltd.	1,600	140,824
Yamada Denki Co. Ltd. (a)	124,300	616,319

		1,091,639

Technology Hardware, Storage & Peripherals 0.6%
FUJIFILM Holdings Corp.	39,200	1,529,230
Konica Minolta, Inc.	95,800	887,052
NEC Corp.	57,500	1,576,911
Ricoh Co. Ltd.	150,100	1,374,020

		5,367,213

Trading Companies & Distributors 0.7%
ITOCHU Corp.	11,800	213,573
Marubeni Corp.	94,000	716,317
Mitsubishi Corp.	69,500	1,928,766
Mitsui & Co. Ltd.	81,000	1,349,473
Sojitz Corp.	150,800	546,428
Sumitomo Corp.	55,900	917,425
Toyota Tsusho Corp.	21,900	732,133

		6,404,115

Transportation Infrastructure 0.0%†
Kamigumi Co. Ltd.	13,000	269,497
Mitsubishi Logistics Corp.	2,999	64,693

		334,190

Wireless Telecommunication Services 0.3%
SoftBank Group Corp.	42,900	3,078,283

		229,242,056

LUXEMBOURG 1.0%
Media 0.0%†
SES SA, FDR	19,456	356,075

Metals & Mining 1.0%
ArcelorMittal	332,681	9,715,282

		10,071,357

MACAU 0.1%
Hotels, Restaurants & Leisure 0.1%
MGM China Holdings Ltd.	513,200	1,188,391

MONGOLIA 0.0%†
Metals & Mining 0.0%†
Turquoise Hill Resources Ltd.*	70,880	200,566

NETHERLANDS 4.8%
Banks 0.5%
ABN AMRO Group NV, CVA Reg. S (b)	29,170	754,956
ING Groep NV	278,724	3,999,502

		4,754,458

Beverages 0.7%
Heineken Holding NV	72,606	6,947,758

10

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager International Value Fund (continued)

Common Stocks (continued)

	Shares	Value

NETHERLANDS (continued)
Chemicals 0.1%
Koninklijke DSM NV	10,521	$1,056,442

Diversified Financial Services 0.1%
EXOR NV	18,500	1,244,579

Food & Staples Retailing 0.6%
Koninklijke Ahold Delhaize NV	226,371	5,415,731

Health Care Equipment & Supplies 0.9%
Koninklijke Philips NV (a)	218,098	9,244,372

Insurance 0.2%
Aegon NV (a)	177,972	1,063,522
NN Group NV	32,326	1,311,650

		2,375,172

Oil, Gas & Consumable Fuels 1.7%
Royal Dutch Shell plc, Class A, ADR	110,345	7,639,184
Royal Dutch Shell plc, Class B, ADR (a)	111,946	8,132,878

		15,772,062

Professional Services 0.0%†
Randstad NV	3,381	198,428

		47,009,002

NEW ZEALAND 0.1%
Airlines 0.0%†
Air New Zealand Ltd.	66,820	143,647

Construction Materials 0.1%
Fletcher Building Ltd.	90,660	426,458

Food Products 0.0%†
Fonterra Co-operative Group Ltd.	5,807	21,387

Health Care Providers & Services 0.0%†
EBOS Group Ltd.	1,473	17,901

Transportation Infrastructure 0.0%†
Auckland International Airport Ltd.	71,252	327,073

		936,466

NORWAY 0.5%
Banks 0.1%
DNB ASA	52,617	1,026,325
SpareBank 1 SR-Bank ASA	4,178	44,211

		1,070,536

Chemicals 0.1%
Yara International ASA	12,220	505,876

Diversified Financial Services 0.0%†
Aker ASA, Class A	3,857	294,918

Food Products 0.2%
Marine Harvest ASA	121,700	2,423,206

Insurance 0.0%†
Storebrand ASA	36,062	290,969

Metals & Mining 0.1%
Norsk Hydro ASA	122,846	735,465

		5,320,970

PORTUGAL 0.0%†
Banks 0.0%†
Banco Espirito Santo SA (Registered)* (c)(d)(e)	146,163	0

Common Stocks (continued)

	Shares	Value

SINGAPORE 1.2%
Airlines 0.1%
Singapore Airlines Ltd.	115,300	$902,526

Banks 0.9%
DBS Group Holdings Ltd.	395,800	7,685,519

Food & Staples Retailing 0.0%†
Olam International Ltd.	52,400	82,215

Food Products 0.0%†
Golden Agri-Resources Ltd.	773,000	172,868
Wilmar International Ltd.	129,200	289,716

		462,584

Industrial Conglomerates 0.1%
Keppel Corp. Ltd.	114,300	601,237
Sembcorp Industries Ltd.	172,200	346,647

		947,884

Media 0.0%†
Singapore Press Holdings Ltd.	101,600	193,535

Real Estate Management & Development 0.1%
CapitaLand Ltd.	230,400	533,403
City Developments Ltd.	27,700	222,737
Frasers Property Ltd.	26,400	32,005
UOL Group Ltd.	54,910	306,255

		1,094,400

Trading Companies & Distributors 0.0%†
BOC Aviation Ltd. Reg. S (b)	13,800	85,645

		11,454,308

SOUTH AFRICA 0.5%
Capital Markets 0.0%†
Investec plc	13,767	97,609

Metals & Mining 0.5%
Anglo American plc	229,150	5,088,897

		5,186,506

SOUTH KOREA 0.4%
Technology Hardware, Storage & Peripherals 0.4%
Samsung Electronics Co. Ltd.	82,950	3,463,657

SPAIN 1.9%
Banks 0.9%
Banco de Sabadell SA	787,113	1,313,435
Banco Santander SA	1,350,722	7,210,753
Bankia SA	71,649	267,149

		8,791,337

Electrical Equipment 0.3%
Siemens Gamesa Renewable Energy SA (a)	229,289	3,067,467

Independent Power and Renewable Electricity Producers 0.0%†
EDP Renovaveis SA	32,575	339,611

Media 0.3%
Mediaset Espana Comunicacion SA	311,200	2,619,016

Oil, Gas & Consumable Fuels 0.4%
Repsol SA	198,196	3,870,292

		18,687,723

11

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

SWEDEN 1.6%
Auto Components 0.0%†
Dometic Group AB (b)	19,068	$187,170

Banks 0.7%
Nordea Bank AB	228,239	2,195,964
Skandinaviska Enskilda Banken AB, Class A	192,072	1,823,644
Svenska Handelsbanken AB, Class A	109,096	1,210,951
Swedbank AB, Class A	18,605	397,882

		5,628,441

Commercial Services & Supplies 0.0%†
Intrum AB	3,878	89,610

Communications Equipment 0.1%
Telefonaktiebolaget LM Ericsson, Class A	2,737	20,913
Telefonaktiebolaget LM Ericsson, Class B	109,243	840,808

		861,721

Containers & Packaging 0.0%†
BillerudKorsnas AB	4,362	$61,601

Diversified Financial Services 0.4%
Investor AB, Class B	74,361	3,025,076

Diversified Telecommunication Services 0.1%
Telia Co. AB	309,697	1,415,083

Food & Staples Retailing 0.0%†
ICA Gruppen AB (a)	6,850	209,962

Health Care Equipment & Supplies 0.0%†
Arjo AB, Class B	23,850	84,971
Getinge AB, Class B	23,850	216,729

		301,700

Household Products 0.0%†
Essity AB, Class A	420	10,401

Machinery 0.0%†
Trelleborg AB, Class B	19,221	409,168

Metals & Mining 0.2%
Boliden AB*	45,582	1,474,982
SSAB AB, Class A	17,357	81,834
SSAB AB, Class B	36,887	138,859

		1,695,675

Paper & Forest Products 0.1%
Holmen AB, Class B	17,966	407,860
Svenska Cellulosa AB SCA, Class A	3,365	36,754
Svenska Cellulosa AB SCA, Class B	74,648	810,066

		1,254,680

Wireless Telecommunication Services 0.0%†
Tele2 AB, Class B	22,556	264,923

		15,415,211

SWITZERLAND 8.0%
Banks 0.0%†
Banque Cantonale Vaudoise (Registered) REG	100	76,891

Capital Markets 1.5%
Credit Suisse Group AG (Registered)*	114,364	1,716,321
Julius Baer Group Ltd.*	24,591	1,444,651
UBS Group AG (Registered)*	704,846	10,844,109

		14,005,081

Common Stocks (continued)

	Shares	Value

SWITZERLAND (continued)
Chemicals 0.1%
Clariant AG (Registered)*	48,014	$1,149,702

Construction Materials 0.3%
LafargeHolcim Ltd. (Registered)*	51,870	2,529,150

Diversified Telecommunication Services 0.0%†
Swisscom AG (Registered)	111	49,622

Electrical Equipment 0.6%
ABB Ltd. (Registered)	271,854	5,932,035

Food Products 1.1%
Nestle SA (Registered)	142,881	11,061,387

Insurance 1.1%
Baloise Holding AG (Registered)	7,190	1,045,634
Helvetia Holding AG (Registered)	391	223,441
Swiss Life Holding AG (Registered)*	4,460	1,551,262
Swiss Re AG	19,288	1,666,640
Zurich Insurance Group AG*	19,531	5,793,469

		10,280,446

Metals & Mining 0.5%
Glencore plc*	1,116,031	5,291,305

Pharmaceuticals 2.1%
Novartis AG (Registered)	248,908	18,853,422
Vifor Pharma AG	1,904	303,799

		19,157,221

Professional Services 0.1%
Adecco Group AG (Registered)	21,624	1,277,510

Real Estate Management & Development 0.0%†
Swiss Prime Site AG (Registered)*	597	$54,918

Specialty Retail 0.1%
Dufry AG (Registered)* (a)	7,153	911,754

Textiles, Apparel & Luxury Goods 0.5%
Cie Financiere Richemont SA (Registered)	13,388	1,134,189
Swatch Group AG (The)	7,049	3,348,314
Swatch Group AG (The) (Registered)	8,054	697,358

		5,179,861

Transportation Infrastructure 0.0%†
Flughafen Zurich AG (Registered)	2,239	456,957

		77,413,840

UNITED KINGDOM 13.7%
Air Freight & Logistics 0.1%
Royal Mail plc	85,585	570,350

Automobiles 0.1%
Fiat Chrysler Automobiles NV*	55,363	1,053,888

Banks 2.9%
Barclays plc, ADR (a)	196,280	1,968,688
HSBC Holdings plc	758,100	7,080,130
HSBC Holdings plc, ADR (a)	223,906	10,554,928
Lloyds Banking Group plc	6,603,821	5,493,887
Lloyds Banking Group plc, ADR	124,609	414,948
NatWest Markets plc, ADR* (a)	79,436	540,165
Standard Chartered plc	156,649	1,431,311

		27,484,057

Capital Markets 0.0%†
Quilter plc Reg. S* (b)	47,385	90,628

12

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Distributors 0.4%
Inchcape plc	388,377	$3,999,595

Diversified Financial Services 0.4%
Standard Life Aberdeen plc	971,531	4,175,043

Diversified Telecommunication Services 0.5%
Inmarsat plc	653,811	4,743,648

Energy Equipment & Services 0.6%
John Wood Group plc	28,835	237,990
Subsea 7 SA	50,933	811,210
TechnipFMC plc	139,619	4,431,507

		5,480,707

Equity Real Estate Investment Trusts (REITs) 0.5%
British Land Co. plc (The)	600,248	5,324,137

Food & Staples Retailing 0.8%
J Sainsbury plc	380,657	1,613,069
Tesco plc	1,659,309	5,620,128
Wm Morrison Supermarkets plc	270,450	898,490

		8,131,687

Household Durables 0.4%
Barratt Developments plc	289,605	1,969,328
Persimmon plc	54,500	1,821,401

		3,790,729

Industrial Conglomerates 0.5%
DCC plc	49,264	4,481,439

Insurance 1.0%
Aviva plc	1,488,316	9,896,959
Old Mutual Ltd.*	142,156	282,166

		10,179,125

Media 0.4%
Informa plc	329,285	3,627,900
Pearson plc	44,352	515,717
Pearson plc, ADR (a)	8,021	93,044

		4,236,661

Multi-Utilities 0.6%
National Grid plc	513,670	5,682,977

Oil, Gas & Consumable Fuels 1.3%
BP plc, ADR	267,569	12,217,201

Personal Products 0.4%
Unilever plc	75,978	4,202,871

Real Estate Management & Development 0.2%
Savills plc	129,596	1,486,558

Specialty Retail 0.1%
Kingfisher plc	359,190	1,407,459

Tobacco 0.8%
Imperial Brands plc	220,832	8,222,745

Wireless Telecommunication Services 1.7%
Vodafone Group plc	5,269,567	12,769,094
Vodafone Group plc, ADR (a)	137,677	3,346,928

		16,116,022

		133,077,527

UNITED STATES 1.2%
Biotechnology 0.1%
Shire plc	15,517	872,639

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Electronic Equipment, Instruments & Components 0.4%
Flex Ltd.*	253,671	$3,579,298

Pharmaceuticals 0.7%
Allergan plc	36,100	6,018,592
Valeant Pharmaceuticals International, Inc.*	58,080	1,351,439

		7,370,031

		11,821,968

ZAMBIA 0.1%
Metals & Mining 0.1%
First Quantum Minerals Ltd.	86,792	1,278,790

Total Common Stocks (cost $928,039,032)		962,099,038

Rights 0.0%†

	Number of Rights

ITALY 0.0%†
Banks 0.0%†
Intesa Sanpaolo SpA, expiring at an exercise price of $0.00 on 7/17/2018* (c)(d)	307,289	0

SPAIN 0.0%†
Oil, Gas & Consumable Fuels 0.0%†
Repsol SA, expiring at an exercise price of $1.00 on 7/6/2018* (a)	213,947	121,451

Total Rights (cost $120,538)		121,451

Repurchase Agreements 3.4%

	Principal Amount

ML Pierce Fenner & Smith, Inc., 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $11,076,307, collateralized by U.S. Government Agency Securities, ranging from 0.14% — 4.44%, maturing 8/15/2038 — 4/20/2067; total market value $11,295,837.(f)(g)	$11,074,350	$11,074,350
NatWest Markets Securities, Inc., 1.90%, dated 6/27/2018, due 7/3/2018, repurchase price $6,001,901, collateralized by U.S. Government Treasury Securities, ranging from 1.38% — 3.63%, maturing 3/31/2020 — 8/15/2043; total market value $6,120,108.(f)(g)	6,000,000	6,000,000

13

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager International Value Fund (Continued)

Repurchase Agreements (continued)

	Shares	Value

Nomura Securities International, Inc., 2.10%, dated 6/29/2018, due 7/2/2018, repurchase price $8,001,401, collateralized by U.S. Government Treasury Securities, ranging from 0.00% — 8.00%, maturing 7/31/2018 — 8/15/2047; total market value $8,160,000.(f)(g)	8,000,000	$8,000,000
Pershing LLC, 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $8,001,374, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% — 11.50%, maturing 7/25/2019 — 4/20/2068; total market value $8,160,000.(f)(g)	8,000,000	8,000,000

Total Repurchase Agreements (cost $33,074,350)		33,074,350

Total Investments (cost $961,233,920) — 102.2%		995,294,839

Liabilities in excess of other assets — (2.2)%		(21,629,662)

NET ASSETS — 100.0%		$973,665,177

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at June 30, 2018. The total value of securities on loan at June 30, 2018 was $34,113,010, which was collateralized by cash used to purchase repurchase agreements with a total value of $33,074,350 and by $2,545,689 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% — 8.75%, and maturity dates ranging from 7/26/2018 — 2/15/2048 a total value of $35,620,039.

(b)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at June 30, 2018 was $1,893,823 which represents 0.19% of net assets.

(c)	Fair valued security.

(d)	Illiquid security as deemed by the procedures approved by the Board of Trustees (unaudited).

(e)	Value determined using significant unobservable inputs.
(f)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2018 was $33,074,350.

(g)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.
ADR	American Depositary Receipt

CVA	Dutch Certification

FDR	Fiduciary Depositary Receipt

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

SDR	Swedish Depository Receipt

The accompanying notes are an integral part of these financial statements.

14

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT Multi-Manager International Value Fund
Assets:
Investment securities, at value* (cost $928,159,570)	$962,220,489
Repurchase agreements, at value (cost $33,074,350)	33,074,350
Cash	4,704,374
Foreign currencies, at value (cost $1,824,519)	1,823,666
Interest and dividends receivable	2,268,625
Security lending income receivable	99,655
Receivable for investments sold	4,097,969
Receivable for capital shares issued	243,299
Reclaims receivable	1,682,881
Prepaid expenses	8,323

Total Assets	1,010,223,631

Liabilities:
Payable for investments purchased	2,778,289
Payable for capital shares redeemed	10,820
Payable upon return of securities loaned (Note 2)	33,074,350
Accrued expenses and other payables:
Investment advisory fees	580,251
Fund administration fees	36,780
Distribution fees	13,223
Administrative servicing fees	15,905
Accounting and transfer agent fees	2,383
Trustee fees	1,093
Custodian fees	12,117
Compliance program costs (Note 3)	1,005
Professional fees	27,791
Other	4,447

Total Liabilities	36,558,454

Net Assets	$973,665,177

Represented by:
Capital	$869,685,826
Accumulated undistributed net investment income	37,962,653
Accumulated net realized gains from investment securities and foreign currency transactions	31,971,832
Net unrealized appreciation/(depreciation) in investment securities	34,060,919
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(16,053)

Net Assets	$973,665,177

*	Includes value of securities on loan of $34,113,010 (Note 2).

15

Statement of Assets and Liabilities (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager International Value Fund
Net Assets:
Class I Shares	$34,721,917
Class II Shares	62,919,557
Class IV Shares	9,090,374
Class Y Shares	866,933,329

Total	$973,665,177

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	3,132,746
Class II Shares	5,715,966
Class IV Shares	819,203
Class Y Shares	78,239,795

Total	87,907,710

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.08
Class II Shares	$11.01
Class IV Shares	$11.10
Class Y Shares	$11.08

The accompanying notes are an integral part of these financial statements.

16

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT Multi-Manager International Value Fund
INVESTMENT INCOME:
Dividend income	$25,209,299
Income from securities lending (Note 2)	314,815
Interest income	40,207
Foreign tax withholding	(2,347,609)

Total Income	23,216,712

EXPENSES:
Investment advisory fees	3,881,091
Fund administration fees	171,891
Distribution fees Class II Shares	82,652
Administrative servicing fees Class I Shares	27,425
Administrative servicing fees Class II Shares	49,592
Administrative servicing fees Class IV Shares	7,245
Professional fees	56,179
Printing fees	16,181
Trustee fees	16,778
Custodian fees	26,942
Accounting and transfer agent fees	7,513
Compliance program costs (Note 3)	2,128
Other	13,715

Total expenses before fees waived	4,359,332

Investment advisory fees waived (Note 3)	(85,879)

Net Expenses	4,273,453

NET INVESTMENT INCOME	18,943,259

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities (Note 9)	38,176,636
Foreign currency transactions (Note 2)	(144,584)

Net realized gains	38,032,052

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(93,600,415)
Translation of assets and liabilities denominated in foreign currencies	(86,457)

Net change in unrealized appreciation/depreciation	(93,686,872)

Net realized/unrealized losses	(55,654,820)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(36,711,561)

The accompanying notes are an integral part of these financial statements.

17

Statements of Changes in Net Assets

	NVIT Multi-Manager International Value Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$18,943,259	$26,668,484
Net realized gains	38,032,052	74,339,171
Net change in unrealized appreciation/depreciation	(93,686,872)	127,777,093

Change in net assets resulting from operations	(36,711,561)	228,784,748

Distributions to Shareholders From:
Net investment income:
Class I	–	(938,473)
Class II	–	(1,562,726)
Class IV	–	(258,901)
Class Y	–	(27,462,353)

Change in net assets from shareholder distributions	–	(30,222,453)

Change in net assets from capital transactions	(110,951,392)	(214,228,248)

Change in net assets	(147,662,953)	(15,665,953)

Net Assets:
Beginning of period	1,121,328,130	1,136,994,083

End of period	$973,665,177	$1,121,328,130

Accumulated undistributed net investment income at end of period	$37,962,653	$19,019,394

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,651,433	$3,246,463
Dividends reinvested	–	938,473
Cost of shares redeemed	(2,501,565)	(5,051,500)

Total Class I Shares	(850,132)	(866,564)

Class II Shares
Proceeds from shares issued	3,133,511	3,928,257
Dividends reinvested	–	1,562,726
Cost of shares redeemed	(4,733,534)	(13,078,499)

Total Class II Shares	(1,600,023)	(7,587,516)

Class IV Shares
Proceeds from shares issued	223,909	272,855
Dividends reinvested	–	258,901
Cost of shares redeemed	(727,966)	(1,405,151)

Total Class IV Shares	(504,057)	(873,395)

Class Y Shares
Proceeds from shares issued	22,586,542	54,480,498
Dividends reinvested	–	27,462,353
Cost of shares redeemed	(130,583,722)	(286,843,624)

Total Class Y Shares	(107,997,180)	(204,900,773)

Change in net assets from capital transactions	$(110,951,392)	$(214,228,248)

18

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager International Value Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	142,966	305,890
Reinvested	–	85,680
Redeemed	(214,742)	(473,021)

Total Class I Shares	(71,776)	(81,451)

Class II Shares
Issued	271,417	372,563
Reinvested	–	144,231
Redeemed	(409,186)	(1,249,369)

Total Class II Shares	(137,769)	(732,575)

Class IV Shares
Issued	19,666	25,369
Reinvested	–	23,603
Redeemed	(62,515)	(130,736)

Total Class IV Shares	(42,849)	(81,764)

Class Y Shares
Issued	1,932,202	5,217,930
Reinvested	–	2,503,453
Redeemed	(11,078,611)	(27,563,742)

Total Class Y Shares	(9,146,409)	(19,842,359)

Total change in shares	(9,398,803)	(20,738,149)

Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

19

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager International Value Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Six Months Ended June 30, 2018 (Unaudited)	$11.54	0.20	(0.66)	(0.46)	–	–	$11.08	(3.99%	)	$34,721,917	0.92%	3.44%	0.93%	10.33%
Year Ended December 31, 2017	$9.64	0.25	1.94	2.19	(0.29)	(0.29)	$11.54	22.92%		$36,973,171	0.91%	2.33%	0.93%	61.67%
Year Ended December 31, 2016	$9.44	0.26	0.23	0.49	(0.29)	(0.29)	$9.64	5.23%		$31,690,459	0.92%	2.80%	0.93%	40.58%
Year Ended December 31, 2015	$10.08	0.22	(0.73)	(0.51)	(0.13)	(0.13)	$9.44	(5.12%	)	$32,030,091	0.91%	2.18%	0.93%	47.51%
Year Ended December 31, 2014	$11.61	0.43	(1.49)	(1.06)	(0.47)	(0.47)	$10.08	(9.46%	)	$36,695,627	0.91%	3.88%	0.93%	39.65%
Year Ended December 31, 2013	$9.78	0.20	1.88	2.08	(0.25)	(0.25)	$11.61	21.41%		$1,722,688	0.92%	1.90%	0.94%	35.44%

Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$11.47	0.18	(0.64)	(0.46)	–	–	$11.01	(4.01%	)	$62,919,557	1.17%	3.19%	1.18%	10.33%
Year Ended December 31, 2017	$9.59	0.22	1.92	2.14	(0.26)	(0.26)	$11.47	22.53%		$67,160,638	1.16%	2.10%	1.18%	61.67%
Year Ended December 31, 2016	$9.37	0.23	0.23	0.46	(0.24)	(0.24)	$9.59	4.98%		$63,178,209	1.17%	2.59%	1.18%	40.58%
Year Ended December 31, 2015	$10.01	0.20	(0.73)	(0.53)	(0.11)	(0.11)	$9.37	(5.34%	)	$59,983,984	1.16%	1.92%	1.18%	47.51%
Year Ended December 31, 2014	$11.55	0.39	(1.46)	(1.07)	(0.47)	(0.47)	$10.01	(9.68%	)	$64,017,745	1.16%	3.55%	1.18%	39.65%
Year Ended December 31, 2013	$9.75	0.19	1.85	2.04	(0.24)	(0.24)	$11.55	21.05%		$519,990	1.17%	1.83%	1.19%	35.44%

Class IV Shares
Six Months Ended June 30, 2018 (Unaudited)	$11.55	0.20	(0.65)	(0.45)	–	–	$11.10	(3.90%	)	$9,090,374	0.92%	3.41%	0.93%	10.33%
Year Ended December 31, 2017	$9.65	0.25	1.94	2.19	(0.29)	(0.29)	$11.55	22.89%		$9,957,973	0.91%	2.34%	0.93%	61.67%
Year Ended December 31, 2016	$9.45	0.26	0.22	0.48	(0.28)	(0.28)	$9.65	5.20%		$9,112,334	0.92%	2.81%	0.93%	40.58%
Year Ended December 31, 2015	$10.08	0.22	(0.73)	(0.51)	(0.12)	(0.12)	$9.45	(5.09%	)	$10,164,408	0.91%	2.19%	0.93%	47.51%
Year Ended December 31, 2014	$11.61	0.42	(1.48)	(1.06)	(0.47)	(0.47)	$10.08	(9.46%	)	$12,013,545	0.91%	3.74%	0.93%	39.65%
Year Ended December 31, 2013	$9.77	0.22	1.86	2.08	(0.24)	(0.24)	$11.61	21.45%		$15,058,439	0.92%	2.07%	0.94%	35.44%

Class Y Shares
Six Months Ended June 30, 2018 (Unaudited)	$11.53	0.21	(0.66)	(0.45)	–	–	$11.08	(3.90%	)	$866,933,329	0.77%	3.56%	0.78%	10.33%
Year Ended December 31, 2017	$9.63	0.26	1.95	2.21	(0.31)	(0.31)	$11.53	23.12%		$1,007,236,348	0.76%	2.47%	0.78%	61.67%
Year Ended December 31, 2016	$9.44	0.27	0.24	0.51	(0.32)	(0.32)	$9.63	5.45%		$1,033,013,081	0.77%	2.94%	0.78%	40.58%
Year Ended December 31, 2015	$10.08	0.24	(0.74)	(0.50)	(0.14)	(0.14)	$9.44	(5.01%	)	$977,195,198	0.76%	2.31%	0.78%	47.51%
Year Ended December 31, 2014	$11.60	0.42	(1.46)	(1.04)	(0.48)	(0.48)	$10.08	(9.34%	)	$941,257,678	0.76%	3.78%	0.78%	39.65%
Year Ended December 31, 2013	$9.77	0.23	1.86	2.09	(0.26)	(0.26)	$11.60	21.53%		$921,221,935	0.77%	2.18%	0.79%	35.44%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

20

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager International Value Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund-of-funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, Class IV, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

21

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the

22

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$5,677,200	$1,217,874	$—	$6,895,074
Air Freight & Logistics	—	994,221	—	994,221
Airlines	2,555,782	13,350,772	—	15,906,554
Auto Components	1,334,046	14,909,583	—	16,243,629
Automobiles	—	55,027,620	—	55,027,620
Banks	18,442,996	109,493,663	—	127,936,659
Beverages	—	10,114,959	—	10,114,959
Biotechnology	—	872,639	—	872,639
Building Products	—	4,434,877	—	4,434,877
Capital Markets	458,409	36,938,611	—	37,397,020
Chemicals	922,269	31,378,805	—	32,301,074
Commercial Services & Supplies	—	2,188,940	—	2,188,940
Communications Equipment	—	2,344,123	—	2,344,123
Construction & Engineering	—	2,097,587	—	2,097,587
Construction Materials	934,124	12,877,418	—	13,811,542
Consumer Finance	—	289,261	—	289,261
Containers & Packaging	—	7,097,519	—	7,097,519
Distributors	—	4,157,787	—	4,157,787
Diversified Financial Services	—	25,632,140	—	25,632,140
Diversified Telecommunication Services	—	20,932,777	—	20,932,777
Electric Utilities	—	1,976,723	—	1,976,723
Electrical Equipment	—	13,487,330	—	13,487,330
Electronic Equipment, Instruments & Components	3,579,298	11,127,072	—	14,706,370
Energy Equipment & Services	4,431,507	1,049,200	—	5,480,707
Equity Real Estate Investment Trusts (REITs)	—	5,324,137	—	5,324,137
Food & Staples Retailing	223,220	20,976,127	—	21,199,347

23

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Food Products	$—	$14,660,703	$—	$14,660,703
Health Care Equipment & Supplies	—	9,692,583	—	9,692,583
Health Care Providers & Services	—	5,187,779	—	5,187,779
Hotels, Restaurants & Leisure	—	5,929,422	—	5,929,422
Household Durables	—	14,478,494	—	14,478,494
Household Products	—	10,401	—	10,401
Independent Power and Renewable Electricity Producers	—	605,262	—	605,262
Industrial Conglomerates	—	31,381,055	—	31,381,055
Insurance	7,914,516	47,936,177	—	55,850,693
Internet Software & Services	—	204,256	—	204,256
IT Services	—	1,215,019	—	1,215,019
Leisure Products	—	313,252	—	313,252
Machinery	—	11,945,509	—	11,945,509
Marine	—	6,589,933	—	6,589,933
Media	93,044	19,448,409	—	19,541,453
Metals & Mining	11,710,709	34,323,047	—	46,033,756
Multiline Retail	—	1,370,540	—	1,370,540
Multi-Utilities	—	24,571,980	—	24,571,980
Oil, Gas & Consumable Fuels	42,161,852	47,259,944	—	89,421,796
Paper & Forest Products	—	5,176,965	—	5,176,965
Personal Products	—	4,202,871	—	4,202,871
Pharmaceuticals	7,370,031	46,212,105	—	53,582,136
Professional Services	—	1,475,938	—	1,475,938
Real Estate Management & Development	—	19,037,544	—	19,037,544
Road & Rail	—	3,869,677	—	3,869,677
Semiconductors & Semiconductor Equipment	—	7,649,798	—	7,649,798
Software	—	10,349,362	—	10,349,362
Specialty Retail	—	5,932,751	—	5,932,751
Technology Hardware, Storage & Peripherals	—	8,830,870	—	8,830,870
Textiles, Apparel & Luxury Goods	—	5,492,517	—	5,492,517
Tobacco	—	8,222,745	—	8,222,745
Trading Companies & Distributors	—	8,418,094	—	8,418,094
Transportation Infrastructure	60,886	1,802,787	—	1,863,673
Water Utilities	—	4,889,361	—	4,889,361
Wireless Telecommunication Services	3,346,928	21,903,306	—	25,250,234
Total Common Stocks	$111,216,817	$850,882,221	$—	$962,099,038
Repurchase Agreements	$—	$33,074,350	$—	$33,074,350
Rights	121,451	0	—	121,451
Total	$111,338,268	$883,956,571	$—	$995,294,839

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

24

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

During the six months ended June 30, 2018, the Fund held one common stock investment that was categorized as a Level 3 investment which was valued at $0.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Securities Lending

During the six months ended June 30, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2018, were $33,074,350, which was comprised of cash. The Fund’s securities lending policies and

25

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the six months ended June 30, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2018, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc., 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,833, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $357,000,000.

NatWest Markets Securities, Inc., 1.90%, dated 6/27/2018, due 7/3/2018, repurchase price $225,071,250, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.63%, maturing 3/31/2020 - 8/15/2043; total market value $229,504,042.

26

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Nomura Securities International, Inc., 2.10%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,250, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 8.00%, maturing 7/31/2018 - 8/15/2047; total market value $357,000,008.

Pershing LLC, 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $450,077,250, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 11.50%, maturing 7/25/2019 - 4/20/2068; total market value $459,000,001.

At June 30, 2018, the Fund’s investment in the joint repos were subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$11,074,350	$—	$11,074,350	$(11,074,350)	$—
NatWest Markets Securities, Inc.	6,000,000	—	6,000,000	(6,000,000)	—
Nomura Securities International, Inc.	8,000,000	—	8,000,000	(8,000,000)	—
Pershing LLC	8,000,000	—	8,000,000	(8,000,000)	$—
Total	$33,074,350	$—	$33,074,350	$(33,074,350)	$—

Amounts designated as “—” are zero.

*

At June 30, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

27

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

28

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.   Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Thompson, Siegel & Walmsley LLC
Dimensional Fund Advisors LP

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.75%
$500 million up to $2 billion	0.70%
$2 billion and more	0.65%

The Trust and NFA have entered into a written contract waiving 0.016% of investment advisory fees of the Fund until April 30, 2019. During the six months ended June 30, 2018, the waiver of such investment advisory fees by NFA amounted to $85,879, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate before contractual fee waivers was 0.72%, and after contractual fee waivers was 0.71%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

29

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $171,891 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $2,128.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II, and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively, for a total amount of $84,262.

4.   Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In

30

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

5.   Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $109,695,965 and sales of $211,209,928 (excluding short-term securities).

6.   Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.   Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these

31

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.   New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

9.   Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the six months ended June 30, 2018, the Fund recaptured $6,247 of brokerage commissions.

10.   Federal Tax Information

As of June 30, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$966,920,846	$97,776,540	$(69,402,547)	$28,373,993

11.   Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit and Interfund Lending”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

32

Supplemental Information

June 30, 2018 (Unaudited)

NVIT Multi-Manager International Growth Fund

NVIT Multi-Manager International Value Fund

NVIT Multi-Manager Large Cap Growth Fund

NVIT Multi-Manager Large Cap Value Fund

NVIT Multi-Manager Mid Cap Growth Fund

NVIT Multi-Manager Mid Cap Value Fund

NVIT Multi-Manager Small Cap Growth Fund

NVIT Multi-Manager Small Cap Value Fund

NVIT Multi-Manager Small Company Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds and expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the Broadridge peer group provided an appropriate comparison.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the

33

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during a telephonic meeting in advance of the March 2018 meeting and during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the relevant Sub-Advisers. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Advisers; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with

34

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

the Adviser’s and/or the Sub-Advisers’ portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. The Trustees noted that each of NVIT Multi-Manager Large Cap Value Fund, NVIT Multi-Manager Mid Cap Growth Fund, NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Cap Value Fund, and NVIT Multi-Manager Small Company Fund ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2017. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period. As to the remaining Funds, the Trustees considered among other things the following additional information:

NVIT Multi-Manager International Growth Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance over the three-year period was due primarily to style factors with respect to one of the Fund’s two Sub-Advisers. They considered that the Adviser continues to have confidence in both Sub-Advisers and will monitor them closely going forward to determine whether assets might be allocated differently between them, or to another Sub-Adviser.

NVIT Multi-Manager International Value Fund. The Trustees noted that one of the Fund’s two Sub-Advisers was appointed in July 2017, and so did not make any performance determination with respect to that Sub-Adviser. With respect to the Fund’s other Sub-Adviser, the Trustees considered the Adviser’s statements that the Sub-Adviser’s underperformance was the result of its sector allocations and style factors and that the Sub-Adviser had begun to deliver positive relative returns in recent periods. The Trustees further considered that the Adviser continues to have confidence in both Sub-Advisers.

NVIT Multi-Manager Large Cap Growth Fund. The Trustees noted that one of the Fund’s three Sub-Advisers was appointed in April 2017, replacing a prior sub-adviser, and so did not make any performance determination with respect to that Sub-Adviser. The Trustees considered the Adviser’s statements that the two other Sub-Advisers had underperformed during the three-year period, both due to stock selection and style factors. They considered that the Adviser continues to have confidence in the Fund’s Sub-Advisers and will monitor them closely going forward to determine whether assets might be allocated differently between them, or to another Sub-Adviser.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Advisers’ responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted the Adviser’s statement that the total expense ratios (including 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) of the Funds, other than the NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Company Fund, ranked within the first quintile of the funds in the Funds’ Broadridge expense groups; the NVIT Multi-Manager Small Cap Growth Fund ranked in the second quintile; and the NVIT Multi-Manager Small Company Fund ranked in the middle of its peer funds. The Trustees also noted the Adviser’s statement that the actual advisory fee rates for all of the Funds ranked within the top three quintiles of their expense peer groups, or exceeded the 60th comparative

35

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

percentile by a relatively small amount. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements.

36

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

37

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

38

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

39

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

40

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

41

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

42

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

43

Semiannual Report

June 30, 2018 (Unaudited)

NVIT Multi-Manager Large Cap Growth Fund

SAR-MM-LCG 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT Multi-Manager Large Cap Growth Fund

Asset Allocation†

Common Stocks	98.8%
Repurchase Agreements	2.5%
Liabilities in excess of other assets	(1.3)%
100.0%

Top Industries††

Software	12.3%
Internet Software & Services	11.9%
Internet & Direct Marketing Retail	7.3%
IT Services	5.9%
Hotels, Restaurants & Leisure	5.1%
Technology Hardware, Storage & Peripherals	5.0%
Biotechnology	3.9%
Health Care Equipment & Supplies	3.4%
Health Care Providers & Services	3.1%
Pharmaceuticals	2.9%
Other Industries*	39.2%
100.0%

Top Holdings††

Amazon.com, Inc.	6.2%
Facebook, Inc., Class A	5.1%
Microsoft Corp.	4.7%
Apple, Inc.	4.1%
Alphabet, Inc., Class C	2.4%
Alphabet, Inc., Class A	2.2%
Visa, Inc., Class A	2.0%
Alibaba Group Holding Ltd., ADR	1.9%
Boeing Co. (The)	1.9%
Adobe Systems, Inc.	1.7%
Other Holdings*	67.8%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Percentages indicated are based upon total investments as of June 30, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	NVIT Multi-Manager Large Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Large Cap Growth Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)
Class I Shares	Actual	(b)	1,000.00	1,062.50	4.24	0.83
	Hypothetical	(b)(c)	1,000.00	1,020.68	4.16	0.83
Class II Shares	Actual	(b)	1,000.00	1,060.80	5.52	1.08
	Hypothetical	(b)(c)	1,000.00	1,019.44	5.41	1.08
Class Y Shares	Actual	(b)	1,000.00	1,063.00	3.48	0.68
	Hypothetical	(b)(c)	1,000.00	1,021.42	3.41	0.68

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT Multi-Manager Large Cap Growth Fund

Common Stocks 98.8%

	Shares	Value

Aerospace & Defense 2.8%
Boeing Co. (The)	110,162	$36,960,453
Lockheed Martin Corp.	29,581	8,739,115
Textron, Inc.	115,927	7,640,748

		53,340,316

Air Freight & Logistics 1.6%
Expeditors International of Washington, Inc.	359,483	26,278,207
United Parcel Service, Inc., Class B	34,904	3,707,852

		29,986,059

Airlines 0.3%
Delta Air Lines, Inc.	108,662	5,383,115

Auto Components 0.5%
Lear Corp.	56,100	10,423,941

Banks 1.0%
Bank of America Corp.	196,746	5,546,270
East West Bancorp, Inc.	119,560	7,795,312
SVB Financial Group *	9,300	2,685,468
Synovus Financial Corp.	45,800	2,419,614

		18,446,664

Beverages 2.8%
Coca-Cola Co. (The)	198,253	8,695,377
Monster Beverage Corp.*	486,847	27,896,333
PepsiCo, Inc.	152,620	16,615,739

		53,207,449

Biotechnology 3.9%
AbbVie, Inc.	33,420	3,096,363
Amgen, Inc.	63,573	11,734,940
Biogen, Inc.*	41,313	11,990,685
BioMarin Pharmaceutical, Inc.*	135,263	12,741,775
Celgene Corp.*	104,320	8,285,094
Incyte Corp.*	11,740	786,580
Regeneron Pharmaceuticals, Inc.*	52,301	18,043,322
Vertex Pharmaceuticals, Inc.*	48,570	8,254,957

		74,933,716

Capital Markets 2.4%
Affiliated Managers Group, Inc.	29,156	4,334,623
FactSet Research Systems, Inc. (a)	50,207	9,946,007
MSCI, Inc.	69,608	11,515,251
SEI Investments Co.	275,858	17,246,642
Virtu Financial, Inc., Class A	84,300	2,238,165

		45,280,688

Chemicals 0.8%
CF Industries Holdings, Inc.	208,250	9,246,300
LyondellBasell Industries NV, Class A	16,460	1,808,131
PPG Industries, Inc.	17,370	1,801,790
Praxair, Inc.	21,950	3,471,393

		16,327,614

Communications Equipment 2.4%
Arista Networks, Inc.*	9,990	2,572,325
Cisco Systems, Inc.	520,572	22,400,213

Common Stocks (continued)

	Shares	Value

Communications Equipment (continued)
F5 Networks, Inc.*	36,260	$6,253,037
Motorola Solutions, Inc.	43,020	5,006,238
Palo Alto Networks, Inc.* (a)	47,560	9,772,153

		46,003,966

Consumer Finance 1.1%
American Express Co.	62,190	6,094,620
Discover Financial Services	121,633	8,564,179
Synchrony Financial	167,829	5,602,132

		20,260,931

Diversified Consumer Services 0.0%†
Weight Watchers International, Inc.*	8,470	856,317

Electronic Equipment, Instruments & Components 0.1%
Zebra Technologies Corp., Class A*	17,950	2,571,337

Energy Equipment & Services 0.8%
Schlumberger Ltd.	240,096	16,093,635

Equity Real Estate Investment Trusts (REITs) 1.7%
American Tower Corp.	15,770	2,273,561
Crown Castle International Corp.	10,770	1,161,221
Extra Space Storage, Inc.	90,057	8,988,589
Life Storage, Inc.	25,790	2,509,625
Public Storage	5,250	1,191,015
SBA Communications Corp.*	57,004	9,412,501
Simon Property Group, Inc.	39,146	6,662,258

		32,198,770

Food & Staples Retailing 2.1%
Costco Wholesale Corp.	97,515	20,378,685
Sysco Corp.	172,700	11,793,683
Walgreens Boots Alliance, Inc.	138,243	8,296,653

		40,469,021

Food Products 1.4%
Danone SA, ADR-FR	819,093	11,942,376
General Mills, Inc.	144,689	6,403,935
Tyson Foods, Inc., Class A (a)	124,999	8,606,181

		26,952,492

Health Care Equipment & Supplies 3.5%
ABIOMED, Inc.*	18,480	7,559,244
Align Technology, Inc.*	42,919	14,684,307
Baxter International, Inc.	136,740	10,096,881
Edwards Lifesciences Corp.*	80,484	11,716,056
ICU Medical, Inc.*	8,400	2,466,660
IDEXX Laboratories, Inc.*	52,000	11,332,880
Varian Medical Systems, Inc.*	76,972	8,753,256

		66,609,284

Health Care Providers & Services 3.2%
Cigna Corp.	28,520	4,846,974
HCA Healthcare, Inc.	83,070	8,522,982
Humana, Inc.	38,803	11,548,937
McKesson Corp.	30,997	4,135,000
Molina Healthcare, Inc.*	76,100	7,453,234
UnitedHealth Group, Inc. (a)	24,370	5,978,936

5

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager Large Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

Health Care Providers & Services (continued)
WellCare Health Plans, Inc.*	75,714	$18,643,815

		61,129,878

Health Care Technology 0.7%
Cerner Corp.*	221,395	13,237,207

Hotels, Restaurants & Leisure 5.2%
Domino’s Pizza, Inc. (a)	32,380	9,136,665
Hilton Worldwide Holdings, Inc.	84,600	6,696,936
Marriott International, Inc., Class A (a)	88,315	11,180,679
McDonald’s Corp.	68,530	10,737,966
Starbucks Corp.	468,175	22,870,349
Wynn Resorts Ltd.	73,660	12,326,264
Yum China Holdings, Inc.	492,085	18,925,589
Yum! Brands, Inc.	96,957	7,583,976

		99,458,424

Household Products 1.3%
Colgate-Palmolive Co.	141,754	9,187,077
Kimberly-Clark Corp.	82,513	8,691,919
Procter & Gamble Co. (The)	100,982	7,882,655

		25,761,651

Independent Power and Renewable Electricity Producers 0.4%
AES Corp. (a)	646,419	8,668,479

Insurance 0.8%
MetLife, Inc.	143,581	6,260,132
Progressive Corp. (The)	165,150	9,768,622

		16,028,754

Internet & Direct Marketing Retail 7.4%
Amazon.com, Inc.*	70,574	119,961,685
Booking Holdings, Inc.*	8,697	17,629,602
Netflix, Inc.*	10,300	4,031,729

		141,623,016

Internet Software & Services 12.1%
Alibaba Group Holding Ltd., ADR-CN* (a)	202,039	37,484,296
Alphabet, Inc., Class A*	37,940	42,841,469
Alphabet, Inc., Class C* (a)	42,465	47,376,077
Facebook, Inc., Class A*	510,127	99,127,878
Match Group, Inc.* (a)	57,400	2,223,676
VeriSign, Inc.*	21,945	3,015,682

		232,069,078

IT Services 6.0%
Accenture plc, Class A	68,787	11,252,865
Automatic Data Processing, Inc.	58,758	7,881,798
Cognizant Technology Solutions Corp., Class A	147,087	11,618,402
DXC Technology Co.	110,623	8,917,320
Fidelity National Information Services, Inc.	56,329	5,972,564
Global Payments, Inc.	85,236	9,502,962
Mastercard, Inc., Class A	37,920	7,452,038
Total System Services, Inc.	61,700	5,214,884
Visa, Inc., Class A (a)	288,841	38,256,991
WEX, Inc.*	45,640	8,693,507

		114,763,331

Common Stocks (continued)

	Shares	Value

Machinery 2.8%
Allison Transmission Holdings, Inc. (a)	316,136	$12,800,347
Caterpillar, Inc.	60,840	8,254,163
Deere & Co.	92,621	12,948,416
Graco, Inc.	53,080	2,400,277
Illinois Tool Works, Inc.	53,435	7,402,885
Ingersoll-Rand plc	105,377	9,455,478

		53,261,566

Media 0.1%
Walt Disney Co. (The)	22,850	2,394,908

Metals & Mining 0.1%
Compass Minerals International, Inc. (a)	39,784	2,615,798

Oil, Gas & Consumable Fuels 0.3%
Marathon Petroleum Corp.	87,356	6,128,897

Pharmaceuticals 2.9%
Bristol-Myers Squibb Co.	52,308	2,894,725
Eli Lilly & Co.	265,926	22,691,466
Merck & Co., Inc.	97,519	5,919,403
Novartis AG, ADR-CH	93,705	7,078,476
Novo Nordisk A/S, ADR-DK	323,377	14,914,147
Zoetis, Inc.	29,190	2,486,696

		55,984,913

Road & Rail 1.2%
Kansas City Southern	13,271	1,406,195
Landstar System, Inc.	51,010	5,570,292
Union Pacific Corp.	112,326	15,914,348

		22,890,835

Semiconductors & Semiconductor Equipment 2.6%
Applied Materials, Inc.	204,290	9,436,155
NVIDIA Corp.	83,618	19,809,104
QUALCOMM, Inc.	245,879	13,798,730
Texas Instruments, Inc.	59,313	6,539,258

		49,583,247

Software 12.5%
Adobe Systems, Inc.*	139,376	33,981,263
Autodesk, Inc. *	177,659	23,289,318
Electronic Arts, Inc.*	58,568	8,259,259
Fortinet, Inc.*	160,770	10,036,871
Intuit, Inc.	58,450	11,941,627
Microsoft Corp.	929,465	91,654,545
Oracle Corp.	593,713	26,158,995
Red Hat, Inc.*	26,260	3,528,556
salesforce.com, Inc.*	209,432	28,566,525
Take-Two Interactive Software, Inc.*	17,610	2,084,320

		239,501,279

Specialty Retail 1.7%
Home Depot, Inc. (The)	40,750	7,950,325
Michaels Cos., Inc. (The)*	352,675	6,760,780
Ross Stores, Inc.	22,380	1,896,705
TJX Cos., Inc. (The)	64,101	6,101,133
Urban Outfitters, Inc.*	233,823	10,416,815

		33,125,758

6

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager Large Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

Technology Hardware, Storage & Peripherals 5.0%
Apple, Inc.	426,020	$78,860,562
NetApp, Inc.	134,070	10,528,517
Western Digital Corp.	91,759	7,103,064

		96,492,143

Textiles, Apparel & Luxury Goods 1.2%
Under Armour, Inc., Class A* (a)	743,458	16,712,936
VF Corp.	90,250	7,357,180

		24,070,116

Tobacco 0.5%
Philip Morris International, Inc.	110,732	8,940,502

Trading Companies & Distributors 1.6%
HD Supply Holdings, Inc.*	189,460	8,125,939
United Rentals, Inc.*	121,637	17,956,054
Univar, Inc.*	58,462	1,534,043
WW Grainger, Inc.	7,920	2,442,528

		30,058,564

Total Common Stocks (cost $1,573,197,077)		1,897,133,659

Repurchase Agreements 2.5%

	Principal Amount

ML Pierce Fenner & Smith, Inc., 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $1,790,812, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038-4/20/2067; total market value $1,826,305. (b)(c)	$1,790,495	1,790,495
NatWest Markets Securities, Inc., 1.90%, dated 6/27/2018, due 7/3/2018, repurchase price $10,003,167, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.63%, maturing 3/31/2020 - 8/15/2043; total market value $10,200,180. (b)(c)	10,000,000	10,000,000
Nomura Securities International, Inc., 2.10%, dated 6/29/2018, due 7/2/2018, repurchase price $28,004,900, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 8.00%, maturing 7/31/2018 - 8/15/2047; total market value $28,560,001. (b)(c)	28,000,000	28,000,000

Repurchase Agreements (continued)

	Principal Amount	Value

Repurchase Agreements (continued)
Pershing LLC, 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $8,001,374, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 11.50%, maturing 7/25/2019 - 4/20/2068; total market value $8,160,000. (b)(c)	$8,000,000	$8,000,000

Total Repurchase Agreements (cost $47,790,495)		47,790,495

Total Investments (cost $1,620,987,572) — 101.3%		1,944,924,154

Liabilities in excess of other assets — (1.3)%		(25,714,803)

NET ASSETS — 100.0%		$1,919,209,351

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at June 30, 2018. The total value of securities on loan at June 30, 2018 was $72,903,924, which was collateralized by cash used to purchase repurchase agreements with a total value of $47,790,495 and by $27,471,182 of collateral in the form of U.S Government Treasury Securities, interest rates ranging from 0.00% - 8.75%, and maturity dates ranging from 7/26/2018 - 2/15/2048, a total value of $75,261,677.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2018 was $47,790,495.

(c)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.
†	Amount rounds to less than 0.1%

ADR	American Depositary Receipt

CH	Switzerland

CN	China

DK	Denmark

FR	France

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT Multi- Manager Large Cap Growth Fund
Assets:
Investment securities, at value* (cost $1,573,197,077)	$1,897,133,659
Repurchase agreements, at value (cost $47,790,495)	47,790,495
Cash	15,493,192
Interest and dividends receivable	770,451
Security lending income receivable	27,622
Receivable for investments sold	11,655,978
Receivable for capital shares issued	7,131,856
Prepaid expenses	9,959

Total Assets	1,980,013,212

Liabilities:
Payable for investments purchased	11,823,509
Payable for capital shares redeemed	16,917
Payable upon return of securities loaned (Note 2)	47,790,495
Accrued expenses and other payables:
Investment advisory fees	1,011,471
Fund administration fees	57,960
Distribution fees	28,801
Administrative servicing fees	26,374
Accounting and transfer agent fees	364
Custodian fees	12,035
Compliance program costs (Note 3)	1,533
Professional fees	16,702
Printing fees	10,874
Other	6,826

Total Liabilities	60,803,861

Net Assets	$1,919,209,351

Represented by:
Capital	$1,200,474,838
Accumulated undistributed net investment income	4,422,261
Accumulated net realized gains from investment securities	390,375,670
Net unrealized appreciation/(depreciation) in investment securities	323,936,582

Net Assets	$1,919,209,351

*	Includes value of securities on loan of $72,903,924 (Note 2).

8

Statement of Assets and Liabilities (Continued)

June 30, 2018 (Unaudited)

NVIT Multi- Manager Large Cap Growth Fund
Net Assets:
Class I Shares	$66,408,832
Class II Shares	143,792,186
Class Y Shares	1,709,008,333

Total	$1,919,209,351

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	4,593,860
Class II Shares	10,048,667
Class Y Shares	117,715,097

Total	132,357,624

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$14.46
Class II Shares	$14.31
Class Y Shares	$14.52

The accompanying notes are an integral part of these financial statements.

9

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT Multi- Manager Large Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$ 9,874,680
Income from securities lending (Note 2)	185,962
Interest income	140,604
Foreign tax withholding	(357)

Total Income	10,200,889

EXPENSES:
Investment advisory fees	5,148,081
Fund administration fees	243,623
Distribution fees Class II Shares	170,219
Administrative servicing fees Class I Shares	49,374
Administrative servicing fees Class II Shares	102,132
Professional fees	45,315
Printing fees	13,027
Trustee fees	24,119
Custodian fees	29,264
Accounting and transfer agent fees	966
Compliance program costs (Note 3)	3,037
Other	16,789

Total Expenses	5,845,946

NET INVESTMENT INCOME	4,354,943

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities (Note 9)	134,823,553
Net change in unrealized appreciation/depreciation in the value of investment securities	(34,331,873)

Net realized/unrealized gains	100,491,680

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$104,846,623

The accompanying notes are an integral part of these financial statements.

10

Statements of Changes in Net Assets

	NVIT Multi-Manager Large Cap Growth Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$4,354,943	$6,744,940
Net realized gains	134,823,553	258,491,430
Net change in unrealized appreciation/depreciation	(34,331,873)	148,102,821

Change in net assets resulting from operations	104,846,623	413,339,191

Distributions to Shareholders From:
Net investment income:
Class I	–	(210,754)
Class II	–	(120,910)
Class Y	–	(6,238,969)
Net realized gains:
Class I	–	(2,513,276)
Class II	–	(5,245,154)
Class Y	–	(54,267,675)

Change in net assets from shareholder distributions	–	(68,596,738)

Change in net assets from capital transactions	290,482,642	(424,519,769)

Change in net assets	395,329,265	(79,777,316)

Net Assets:
Beginning of period	1,523,880,086	1,603,657,402

End of period	$1,919,209,351	$1,523,880,086

Accumulated undistributed net investment income at end of period	$4,422,261	$67,318

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,134,928	$5,449,440
Dividends reinvested	–	2,724,030
Cost of shares redeemed	(4,035,075)	(11,894,257)

Total Class I Shares	(1,900,147)	(3,720,787)

Class II Shares
Proceeds from shares issued	22,393,921	11,041,537
Dividends reinvested	–	5,366,064
Cost of shares redeemed	(16,426,310)	(26,858,890)

Total Class II Shares	5,967,611	(10,451,289)

Class Y Shares
Proceeds from shares issued	440,890,308	16,379,746
Dividends reinvested	–	60,506,644
Cost of shares redeemed	(154,475,130)	(487,234,083)

Total Class Y Shares	286,415,178	(410,347,693)

Change in net assets from capital transactions	$290,482,642	$(424,519,769)

11

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Large Cap Growth Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	149,833	437,368
Reinvested	–	216,604
Redeemed	(284,287)	(955,176)

Total Class I Shares	(134,454)	(301,204)

Class II Shares
Issued	1,595,777	880,943
Reinvested	–	433,019
Redeemed	(1,167,192)	(2,186,528)

Total Class II Shares	428,585	(872,566)

Class Y Shares
Issued	30,961,856	1,317,033
Reinvested	–	4,782,528
Redeemed	(10,614,137)	(39,395,768)

Total Class Y Shares	20,347,719	(33,296,207)

Total change in shares	20,641,850	(34,469,977)

Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Large Cap Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Six Months Ended June 30, 2018 (Unaudited)	$13.61	0.03	0.82	0.85	–	–	–	$14.46	6.25%	$66,408,832	0.83%	0.40%	0.83%	36.31%
Year Ended December 31, 2017	$10.94	0.04	3.21	3.25	(0.04)	(0.54)	(0.58)	$13.61	30.20%	$64,347,625	0.82%	0.33%	0.83%	79.13%
Year Ended December 31, 2016	$12.62	0.10	0.14	0.24	(0.09)	(1.83)	(1.92)	$10.94	2.19%	$55,044,039	0.80%	0.87%	0.83%	74.16%
Year Ended December 31, 2015	$13.43	0.07	0.34	0.41	(0.06)	(1.16)	(1.22)	$12.62	3.43%	$59,738,879	0.80%	0.50%	0.83%	74.44%
Year Ended December 31, 2014	$13.14	0.07	1.27	1.34	(0.06)	(0.99)	(1.05)	$13.43	10.44%	$65,263,005	0.80%	0.53%	0.83%	43.01%
Year Ended December 31, 2013	$10.54	0.08	3.48	3.56	(0.09)	(0.87)	(0.96)	$13.14	34.74%	$66,446,033	0.81%	0.65%	0.83%	52.44%

Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$13.49	0.01	0.81	0.82	–	–	–	$14.31	6.08%	$143,792,186	1.08%	0.15%	1.08%	36.31%
Year Ended December 31, 2017	$10.85	0.01	3.18	3.19	(0.01)	(0.54)	(0.55)	$13.49	29.88%	$129,756,873	1.07%	0.08%	1.08%	79.13%
Year Ended December 31, 2016	$12.53	0.07	0.15	0.22	(0.07)	(1.83)	(1.90)	$10.85	1.99%	$113,882,417	1.05%	0.62%	1.08%	74.16%
Year Ended December 31, 2015	$13.35	0.03	0.34	0.37	(0.03)	(1.16)	(1.19)	$12.53	3.13%	$122,963,385	1.05%	0.24%	1.08%	74.44%
Year Ended December 31, 2014	$13.07	0.04	1.26	1.30	(0.03)	(0.99)	(1.02)	$13.35	10.15%	$129,123,556	1.05%	0.28%	1.08%	43.01%
Year Ended December 31, 2013	$10.49	0.05	3.46	3.51	(0.06)	(0.87)	(0.93)	$13.07	34.41%	$130,550,750	1.06%	0.40%	1.08%	52.44%

Class Y Shares
Six Months Ended June 30, 2018 (Unaudited)	$13.66	0.04	0.82	0.86	–	–	–	$14.52	6.30%	$1,709,008,333	0.68%	0.57%	0.68%	36.31%
Year Ended December 31, 2017	$10.98	0.06	3.22	3.28	(0.06)	(0.54)	(0.60)	$13.66	30.36%	$1,329,775,588	0.67%	0.47%	0.68%	79.13%
Year Ended December 31, 2016	$12.65	0.12	0.15	0.27	(0.11)	(1.83)	(1.94)	$10.98	2.41%	$1,434,730,946	0.65%	1.01%	0.68%	74.16%
Year Ended December 31, 2015	$13.46	0.09	0.34	0.43	(0.08)	(1.16)	(1.24)	$12.65	3.57%	$1,442,402,176	0.65%	0.65%	0.68%	74.44%
Year Ended December 31, 2014	$13.17	0.09	1.27	1.36	(0.08)	(0.99)	(1.07)	$13.46	10.56%	$1,456,464,879	0.65%	0.68%	0.68%	43.01%
Year Ended December 31, 2013	$10.56	0.10	3.49	3.59	(0.11)	(0.87)	(0.98)	$13.17	34.95%	$1,342,750,198	0.66%	0.80%	0.68%	52.44%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Large Cap Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund-of-funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

14

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the

15

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,897,133,659	$—	$—	$1,897,133,659
Repurchase Agreements	—	47,790,495	—	47,790,495
Total	$1,897,133,659	$47,790,495	$—	$1,944,924,154

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar

16

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Securities Lending

During the six months ended June 30, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2018, were $47,790,495, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the

17

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the six months ended June 30, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2018, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc., 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,833, collateralized by U.S. Government Agency Securities, ranging from 0.14% – 4.44%, maturing 8/15/2038 – 4/20/2067; total market value $357,000,000.

NatWest Markets Securities, Inc., 1.90%, dated 6/27/2018, due 7/3/2018, repurchase price $225,071,250, collateralized by U.S. Government Treasury Securities, ranging from 1.38% – 3.63%, maturing 3/31/2020 – 8/15/2043; total market value $229,504,042.

Nomura Securities International, Inc., 2.10%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,250, collateralized by U.S. Government Treasury Securities, ranging from 0.00% – 8.00%, maturing 7/31/2018 – 8/15/2047; total market value $357,000,008.

Pershing LLC, 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $450,077,250, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% – 11.50%, maturing 7/25/2019 – 4/20/2068; total market value $459,000,001.

18

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

At June 30, 2018, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$1,790,495	$—	$1,790,495	$(1,790,495)	$—
NatWest Markets Securities, Inc.	10,000,000	—	10,000,000	(10,000,000)	$—
Nomura Securities International, Inc.	28,000,000	—	28,000,000	(28,000,000)	$—
Pershing LLC	8,000,000	—	8,000,000	(8,000,000)	$—
Total	$47,790,495	$—	$47,790,495	$(47,790,495)	$—

Amounts designated as “—” are zero.

*

At June 30, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of

19

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

20

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Massachusetts Financial Services Company
Smith Asset Management Group L.P.
Loomis, Sayles & Company, L.P.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.65%
$1 billion and more	0.60%

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate was 0.63%

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.75% for all share classes until April 30, 2018.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not

21

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $243,623 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $3,037.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% for the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $151,106.

22

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $ 876,681,077 and sales of $ 589,142,840 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

23

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the six months ended June 30, 2018, the Fund recaptured $5,191 of brokerage commissions.

10.  Federal Tax Information

As of June 30, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,623,842,380	$345,047,018	$(23,965,244)	$321,081,774

24

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit and Interfund Lending”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

25

Supplemental Information

June 30, 2018 (Unaudited)

NVIT Multi-Manager International Growth Fund

NVIT Multi-Manager International Value Fund

NVIT Multi-Manager Large Cap Growth Fund

NVIT Multi-Manager Large Cap Value Fund

NVIT Multi-Manager Mid Cap Growth Fund

NVIT Multi-Manager Mid Cap Value Fund

NVIT Multi-Manager Small Cap Growth Fund

NVIT Multi-Manager Small Cap Value Fund

NVIT Multi-Manager Small Company Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds and expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the Broadridge peer group provided an appropriate comparison.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the

26

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during a telephonic meeting in advance of the March 2018 meeting and during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the relevant Sub-Advisers. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Advisers; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with

27

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

the Adviser’s and/or the Sub-Advisers’ portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. The Trustees noted that each of NVIT Multi-Manager Large Cap Value Fund, NVIT Multi-Manager Mid Cap Growth Fund, NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Cap Value Fund, and NVIT Multi-Manager Small Company Fund ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2017. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period. As to the remaining Funds, the Trustees considered among other things the following additional information:

NVIT Multi-Manager International Growth Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance over the three-year period was due primarily to style factors with respect to one of the Fund’s two Sub-Advisers. They considered that the Adviser continues to have confidence in both Sub-Advisers and will monitor them closely going forward to determine whether assets might be allocated differently between them, or to another Sub-Adviser.

NVIT Multi-Manager International Value Fund. The Trustees noted that one of the Fund’s two Sub-Advisers was appointed in July 2017, and so did not make any performance determination with respect to that Sub-Adviser. With respect to the Fund’s other Sub-Adviser, the Trustees considered the Adviser’s statements that the Sub-Adviser’s underperformance was the result of its sector allocations and style factors and that the Sub-Adviser had begun to deliver positive relative returns in recent periods. The Trustees further considered that the Adviser continues to have confidence in both Sub-Advisers.

NVIT Multi-Manager Large Cap Growth Fund. The Trustees noted that one of the Fund’s three Sub-Advisers was appointed in April 2017, replacing a prior sub-adviser, and so did not make any performance determination with respect to that Sub-Adviser. The Trustees considered the Adviser’s statements that the two other Sub-Advisers had underperformed during the three-year period, both due to stock selection and style factors. They considered that the Adviser continues to have confidence in the Fund’s Sub-Advisers and will monitor them closely going forward to determine whether assets might be allocated differently between them, or to another Sub-Adviser.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Advisers’ responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted the Adviser’s statement that the total expense ratios (including 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) of the Funds, other than the NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Company Fund, ranked within the first quintile of the funds in the Funds’ Broadridge expense groups; the NVIT Multi-Manager Small Cap Growth Fund ranked in the second quintile; and the NVIT Multi-Manager Small Company Fund ranked in the middle of its peer funds. The Trustees also noted the Adviser’s statement that the actual advisory fee rates for all of the Funds ranked within the top three quintiles of their expense peer groups, or exceeded the 60th comparative

28

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

percentile by a relatively small amount. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements.

29

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

30

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

31

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

32

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

33

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

34

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

35

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

36

Semiannual Report

June 30, 2018 (Unaudited)

NVIT Multi-Manager Large Cap Value Fund

SAR-MM-LCV 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT Multi-Manager Large Cap Value Fund

Asset Allocation†

Common Stocks	98.3%
Repurchase Agreements	5.1%
Exchange Traded Fund	0.3%
Forward Currency Contracts††	0.0%
Liabilities in excess of other assets	(3.7)%
100.0%

Top Holdings†††

JPMorgan Chase & Co.	2.5%
Verizon Communications, Inc.	2.4%
Citigroup, Inc.	2.3%
Bank of America Corp.	2.0%
Wells Fargo & Co.	2.0%
Cisco Systems, Inc.	1.9%
Berkshire Hathaway, Inc., Class B	1.8%
PNC Financial Services Group, Inc. (The)	1.8%
Comcast Corp., Class A	1.7%
MetLife, Inc.	1.6%
Other Holdings*	80.0%
100.0%

Top Industries†††

Banks	12.5%
Oil, Gas & Consumable Fuels	10.7%
Insurance	5.7%
Pharmaceuticals	5.2%
Equity Real Estate Investment Trusts (REITs)	4.3%
Electric Utilities	3.4%
Diversified Telecommunication Services	3.2%
Semiconductors & Semiconductor Equipment	3.1%
Health Care Providers & Services	3.1%
Chemicals	3.0%
Other Industries*	45.8%
100.0%

Top Countries†††

United States	90.0%
United Kingdom	1.1%
Canada	1.1%
Bermuda	0.6%
Ireland	0.4%
Netherlands	0.4%
Spain	0.3%
Japan	0.3%
South Korea	0.3%
Luxembourg	0.3%
Other Countries*	5.2%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2018.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	NVIT Multi-Manager Large Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Large Cap Value Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)
Class I Shares	Actual	(b)	1,000.00	992.60	3.85	0.78
	Hypothetical	(b)(c)	1,000.00	1,020.93	3.91	0.78
Class II Shares	Actual	(b)	1,000.00	990.70	5.08	1.03
	Hypothetical	(b)(c)	1,000.00	1,019.69	5.16	1.03
Class Y Shares	Actual	(b)	1,000.00	993.60	3.11	0.63
	Hypothetical	(b)(c)	1,000.00	1,021.67	3.16	0.63

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT Multi-Manager Large Cap Value Fund

Common Stocks 98.3%

	Shares	Value

BERMUDA 0.6%
Insurance 0.6%
RenaissanceRe Holdings Ltd.	96,706	$11,635,666

CANADA 1.1%
Chemicals 0.3%
Nutrien Ltd.	111,805	6,082,451

Oil, Gas & Consumable Fuels 0.8%
Canadian Natural Resources Ltd.	404,020	14,573,001

		20,655,452

IRELAND 0.4%
Construction Materials 0.4%
CRH plc	224,954	7,938,873

JAPAN 0.3%
Building Products 0.3%
Sanwa Holdings Corp.	598,500	6,331,417

JERSEY 0.2%
Metals & Mining 0.2%
Randgold Resources Ltd., ADR	45,415	3,501,042

LUXEMBOURG 0.3%
Energy Equipment & Services 0.3%
Tenaris SA, ADR	137,369	4,998,858

NETHERLANDS 0.4%
Health Care Equipment & Supplies 0.4%
Koninklijke Philips NV, NYRS REG	181,455	7,670,103

PANAMA 0.2%
Airlines 0.2%
Copa Holdings SA, Class A	29,494	2,790,722

SOUTH KOREA 0.3%
Technology Hardware, Storage & Peripherals 0.3%
Samsung Electronics Co. Ltd.	124,592	5,202,458

SPAIN 0.4%
Electric Utilities 0.4%
Iberdrola SA	858,371	6,630,307

UNITED KINGDOM 1.2%
Beverages 0.3%
Coca-Cola European Partners plc	72,333	2,939,613
Diageo plc	93,128	3,342,893

		6,282,506

Pharmaceuticals 0.2%
AstraZeneca plc, ADR	122,292	4,293,672

Tobacco 0.7%
British American Tobacco plc	217,122	10,965,511

		21,541,689

UNITED STATES 92.9%
Aerospace & Defense 2.1%
Harris Corp.	20,239	2,925,345
L3 Technologies, Inc.	33,488	6,440,412
Lockheed Martin Corp.	12,636	3,733,053
Northrop Grumman Corp.	23,122	7,114,640
Raytheon Co.	31,186	6,024,511
Textron, Inc.	34,710	2,287,736
United Technologies Corp.	84,441	10,557,659

		39,083,356

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Airlines 1.2%
Delta Air Lines, Inc.	297,230	$14,724,774
Southwest Airlines Co.	134,908	6,864,119

		21,588,893

Auto Components 0.4%
Lear Corp.	35,366	6,571,356

Automobiles 0.7%
General Motors Co.	335,197	13,206,762

Banks 12.8%
Bank of America Corp.	1,379,886	38,898,986
Bank of the Ozarks (a)	169,588	7,638,244
BB&T Corp.	209,809	10,582,766
Citigroup, Inc.	647,478	43,329,227
JPMorgan Chase & Co.	462,229	48,164,262
PNC Financial Services Group, Inc. (The)	254,940	34,442,394
SunTrust Banks, Inc.	133,279	8,799,080
US Bancorp	119,927	5,998,749
Wells Fargo & Co.	684,889	37,970,246
Zions Bancorp (a)	70,833	3,732,191

		239,556,145

Beverages 0.6%
Coca-Cola Co. (The) (a)	65,904	2,890,549
Molson Coors Brewing Co., Class B (a)	76,200	5,184,649
PepsiCo, Inc.	29,337	3,193,919

		11,269,117

Biotechnology 1.4%
Biogen, Inc.*	44,853	13,018,135
Gilead Sciences, Inc.	38,898	2,755,534
Incyte Corp.*	72,296	4,843,832
Seattle Genetics, Inc.*	72,092	4,786,188

		25,403,689

Building Products 0.9%
JELD-WEN Holding, Inc.* (a)	153,551	4,390,023
Johnson Controls International plc	211,995	7,091,232
Owens Corning	87,223	5,527,322

		17,008,577

Capital Markets 0.9%
Ameriprise Financial, Inc.	20,849	2,916,358
Goldman Sachs Group, Inc. (The)	28,419	6,268,380
LPL Financial Holdings, Inc.	63,036	4,131,379
Raymond James Financial, Inc.	45,838	4,095,625

		17,411,742

Chemicals 2.8%
Cabot Corp.	56,920	3,515,948
Celanese Corp. Series A	112,397	12,482,811
CF Industries Holdings, Inc.	416,039	18,472,132
DowDuPont, Inc. (a)	180,975	11,929,872
Mosaic Co. (The)	164,641	4,618,180

		51,018,943

Commercial Services & Supplies 0.6%
Herman Miller, Inc.	313,449	10,625,921

Communications Equipment 2.1%
Acacia Communications, Inc.* (a)	107,300	3,735,113
Cisco Systems, Inc.	838,729	36,090,509

		39,825,622

Construction & Engineering 0.1%
Quanta Services, Inc.*	82,199	2,745,447

5

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager Large Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Construction Materials 1.0%
Martin Marietta Materials, Inc. (a)	40,161	$8,969,156
Vulcan Materials Co.	71,287	9,200,300

		18,169,456

Consumer Finance 1.5%
Capital One Financial Corp.	32,319	2,970,116
Discover Financial Services	116,818	8,225,155
SLM Corp.*	742,152	8,497,641
Synchrony Financial	234,590	7,830,614

		27,523,526

Containers & Packaging 0.4%
Ball Corp. (a)	90,114	3,203,553
Graphic Packaging Holding Co. (a)	337,729	4,900,447

		8,104,000

Diversified Financial Services 2.4%
Berkshire Hathaway, Inc., Class B*	190,167	35,494,671
Voya Financial, Inc. (a)	177,971	8,364,637

		43,859,308

Diversified Telecommunication Services 3.3%
AT&T, Inc.	484,403	15,554,180
Verizon Communications, Inc.	912,416	45,903,649

		61,457,829

Electric Utilities 3.2%
American Electric Power Co., Inc.	46,078	3,190,902
Edison International	115,073	7,280,669
Exelon Corp.	446,868	19,036,576
FirstEnergy Corp. (a)	225,355	8,092,498
NextEra Energy, Inc. (a)	15,575	2,601,492
OGE Energy Corp. (a)	234,880	8,270,125
PPL Corp.	380,901	10,874,724

		59,346,986

Electrical Equipment 0.6%
Eaton Corp. plc (a)	107,041	8,000,244
Regal Beloit Corp.	34,501	2,822,182

		10,822,426

Electronic Equipment, Instruments & Components 0.3%
Keysight Technologies, Inc.* (a)	90,187	5,323,739

Energy Equipment & Services 1.3%
Apergy Corp.*	110,896	4,629,908
Halliburton Co.	355,222	16,006,303
Schlumberger Ltd.	62,819	4,210,758

		24,846,969

Equity Real Estate Investment Trusts (REITs) 4.5%
American Tower Corp.	34,347	4,951,807
Brixmor Property Group, Inc.	401,557	6,999,139
Columbia Property Trust, Inc.	309,644	7,032,015
CubeSmart	148,865	4,796,430
Extra Space Storage, Inc.	74,837	7,469,481
Host Hotels & Resorts, Inc.	616,591	12,991,572
Medical Properties Trust, Inc.	381,888	5,361,708
Simon Property Group, Inc.	35,916	6,112,544
STORE Capital Corp.	678,561	18,592,572
Taubman Centers, Inc.	94,348	5,543,888
Weyerhaeuser Co.	85,490	3,116,965

		82,968,121

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Food & Staples Retailing 1.6%
Kroger Co. (The) (a)	432,594	$12,307,299
Walgreens Boots Alliance, Inc.	296,400	17,788,446

		30,095,745

Food Products 2.6%
Archer-Daniels-Midland Co.	148,903	6,824,224
Conagra Brands, Inc.	204,782	7,316,861
Hormel Foods Corp. (a)	153,958	5,728,777
JM Smucker Co. (The)	47,369	5,091,220
Kellogg Co. (a)	165,096	11,535,258
Kraft Heinz Co. (The) (a)	74,584	4,685,367
Mondelez International, Inc., Class A	77,548	3,179,468
Tyson Foods, Inc., Class A (a)	67,443	4,643,451

		49,004,626

Health Care Equipment & Supplies 1.4%
Abbott Laboratories (a)	122,768	7,487,620
Boston Scientific Corp.*	98,345	3,215,882
Danaher Corp.	20,340	2,007,151
Medtronic plc	119,892	10,263,954
Zimmer Biomet Holdings, Inc.	20,512	2,285,857

		25,260,464

Health Care Providers & Services 3.2%
Cigna Corp.	18,433	3,132,688
CVS Health Corp. (a)	92,101	5,926,699
DaVita, Inc.*	39,768	2,761,490
Express Scripts Holding Co.*	74,816	5,776,543
Humana, Inc.	36,863	10,971,535
McKesson Corp.	150,119	20,025,874
Quest Diagnostics, Inc.	47,641	5,237,652
UnitedHealth Group, Inc.	24,343	5,972,312

		59,804,793

Hotels, Restaurants & Leisure 0.8%
Aramark	107,398	3,984,466
Hilton Grand Vacations, Inc.*	40,274	1,397,508
Las Vegas Sands Corp. (a)	37,721	2,880,376
Royal Caribbean Cruises Ltd.	26,357	2,730,585
Wynn Resorts Ltd.	24,170	4,044,607

		15,037,542

Household Durables 0.6%
Newell Brands, Inc.	427,852	11,034,303

Household Products 0.5%
Kimberly-Clark Corp.	18,250	1,922,455
Procter & Gamble Co. (The)	85,535	6,676,862

		8,599,317

Independent Power and Renewable Electricity Producers 0.5%
AES Corp. (a)	151,990	2,038,186
NRG Energy, Inc. (a)	230,361	7,072,083

		9,110,269

Industrial Conglomerates 0.8%
Honeywell International, Inc.	102,032	14,697,710

Insurance 5.3%
Allstate Corp. (The)	37,227	3,397,708
American International Group, Inc.	365,262	19,366,191
Arthur J Gallagher & Co. (a)	114,837	7,496,559
Assurant, Inc.	43,692	4,521,685
Athene Holding Ltd., Class A*	69,959	3,067,003

6

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager Large Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Insurance (continued)
Chubb Ltd.	56,675	$7,198,859
CNO Financial Group, Inc.	306,262	5,831,228
Hartford Financial Services Group, Inc. (The)	118,414	6,054,508
Loews Corp.	42,460	2,049,969
MetLife, Inc.	686,509	29,931,793
Prudential Financial, Inc.	64,272	6,010,075
Unum Group	92,464	3,420,243

		98,345,821

Internet & Direct Marketing Retail 0.3%
Expedia Group, Inc.	47,238	5,677,535

Internet Software & Services 0.2%
Alphabet, Inc., Class A*	2,629	2,968,641

IT Services 1.8%
Amdocs Ltd.	95,107	6,295,132
DXC Technology Co.	74,573	6,011,330
Genpact Ltd.	269,391	7,793,482
International Business Machines Corp.	75,501	10,547,489
Teradata Corp.* (a)	70,718	2,839,328

		33,486,761

Machinery 0.4%
AGCO Corp.	35,730	2,169,526
Dover Corp. (a)	38,969	2,852,530
Ingersoll-Rand plc	29,271	2,626,487

		7,648,543

Media 2.1%
Comcast Corp., Class A	975,440	32,004,186
Omnicom Group, Inc. (a)	81,589	6,222,793

		38,226,979

Metals & Mining 1.2%
Freeport-McMoRan, Inc.	265,716	4,586,258
Newmont Mining Corp.	118,478	4,467,805
Reliance Steel & Aluminum Co.	146,266	12,804,126

		21,858,189

Mortgage Real Estate Investment Trusts (REITs) 0.1%
AGNC Investment Corp.	90,996	1,691,616

Multiline Retail 0.2%
Target Corp.	47,081	3,583,806

Multi-Utilities 0.3%
Sempra Energy	55,600	6,455,716

Oil, Gas & Consumable Fuels 10.3%
Anadarko Petroleum Corp.	304,514	22,305,651
Cheniere Energy, Inc.*	21,210	1,382,680
Chevron Corp.	133,820	16,918,863
Cimarex Energy Co. (a)	90,402	9,197,499
Concho Resources, Inc.* (a)	55,200	7,636,920
Diamondback Energy, Inc. (a)	46,821	6,160,239
EOG Resources, Inc.	97,073	12,078,793
Exxon Mobil Corp.	122,092	10,100,671
Hess Corp.	120,039	8,029,409
Laredo Petroleum, Inc.* (a)	466,384	4,486,614
Marathon Oil Corp.	300,785	6,274,375
Marathon Petroleum Corp.	198,319	13,914,061
Noble Energy, Inc.	192,879	6,804,771
Occidental Petroleum Corp.	277,379	23,211,074
Phillips 66 (a)	194,654	21,861,591

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Oil, Gas & Consumable Fuels (continued)
Pioneer Natural Resources Co.	24,095	$4,559,738
Valero Energy Corp.	140,813	15,606,305

		190,529,254

Personal Products 0.3%
Coty, Inc., Class A (a)	418,954	5,907,251

Pharmaceuticals 5.2%
Allergan plc	44,368	7,397,033
Bristol-Myers Squibb Co.	379,576	21,005,736
Eli Lilly & Co.	88,472	7,549,316
Johnson & Johnson	127,186	15,432,749
Merck & Co., Inc.	181,285	11,004,000
Mylan NV*	382,346	13,817,984
Pfizer, Inc.	547,691	19,870,229

		96,077,047

Professional Services 0.2%
Dun & Bradstreet Corp. (The)	36,544	4,482,122

Road & Rail 0.8%
Genesee & Wyoming, Inc., Class A* (a)	104,367	8,487,125
Union Pacific Corp.	45,880	6,500,278

		14,987,403

Semiconductors & Semiconductor Equipment 3.2%
Applied Materials, Inc.	111,103	5,131,848
Broadcom, Inc.	11,905	2,888,629
Intel Corp.	199,428	9,913,566
KLA-Tencor Corp. (a)	93,743	9,611,470
Marvell Technology Group Ltd. (a)	288,042	6,175,620
QUALCOMM, Inc.	296,483	16,638,626
Teradyne, Inc.	97,100	3,696,597
Texas Instruments, Inc.	52,396	5,776,659

		59,833,015

Software 1.0%
Microsoft Corp.	84,560	8,338,462
Oracle Corp.	231,031	10,179,225

		18,517,687

Specialty Retail 0.5%
Advance Auto Parts, Inc.	22,114	3,000,870
Urban Outfitters, Inc.* (a)	148,876	6,632,426

		9,633,296

Technology Hardware, Storage & Peripherals 1.3%
Apple, Inc.	24,602	4,554,076
Hewlett Packard Enterprise Co.	373,780	5,460,926
Western Digital Corp.	143,508	11,108,954
Xerox Corp.	98,951	2,374,824

		23,498,780

Textiles, Apparel & Luxury Goods 0.2%
Under Armour, Inc., Class A* (a)	176,547	3,968,777

Tobacco 0.9%
Altria Group, Inc.	67,540	3,835,597
Philip Morris International, Inc.	156,261	12,616,513

		16,452,110

		1,724,213,048

Total Common Stocks (cost $1,673,943,114)		1,823,109,635

7

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager Large Cap Value Fund (Continued)

Exchange Traded Fund 0.3%

	Shares	Value

UNITED STATES 0.3%
iShares Russell 1000 Value ETF (a)	42,615	$5,172,609

Total Exchange Traded Fund (cost $5,190,273)		5,172,609

Repurchase Agreements 5.1%

	Principal Amount

ML Pierce Fenner & Smith, Inc., 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $17,768,431, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $18,120,597. (b)(c)	$17,765,292	17,765,292
NatWest Markets Securities, Inc., 1.90%, dated 6/27/2018, due 7/3/2018, repurchase price $25,007,917, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.63%, maturing 3/31/2020 - 8/15/2043; total market value $25,500,449. (b)(c)	25,000,000	25,000,000
Nomura Securities International, Inc., 2.10%, dated 6/29/2018, due 7/2/2018, repurchase price $25,004,375, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 8.00%, maturing 7/31/2018 - 8/15/2047; total market value $25,500,001. (b)(c)	25,000,000	25,000,000
Pershing LLC, 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $26,004,464, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 11.50%, maturing 7/25/2019 - 4/20/2068; total market value $26,520,000. (b)(c)	26,000,000	26,000,000

Total Repurchase Agreements (cost $93,765,292)		93,765,292

Total Investments (cost $1,772,898,679) — 103.7%		1,922,047,536

Liabilities in excess of other assets — (3.7)%		(68,009,895)

NET ASSETS — 100.0%		$1,854,037,641

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at June 30, 2018. The total value of securities on loan at
June 30, 2018 was $147,541,018, which was collateralized by cash used to purchase repurchase agreements with a total value of $93,765,292 and by $57,226,157 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.75%, and maturity dates ranging from 7/5/2018 - 2/15/2048, a total value of $150,991,449.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2018 was $93,765,292.

(c)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

ETF	Exchange Traded Fund

NYRS	New York Registry Shares

REIT	Real Estate Investment Trust

8

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager Large Cap Value Fund (Continued)

Forward foreign currency contracts outstanding as of June 30, 2018

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	3,489,193	EUR	2,941,000	JPMorgan Chase Bank	9/19/2018	34,003
USD	5,547,006	JPY	609,114,000	JPMorgan Chase Bank	9/19/2018	14,672

Net unrealized appreciation						48,675

Currency:

EUR	EURO

JPY	Japanese Yen

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT Multi-Manager Large Cap Value Fund
Assets:
Investment securities, at value* (cost $1,679,133,387)	$1,828,282,244
Repurchase agreements, at value (cost $93,765,292)	93,765,292
Cash	28,826,025
Foreign currencies, at value (cost $6,482)	6,518
Interest and dividends receivable	2,293,837
Security lending income receivable	30,150
Receivable for investments sold	14,351,176
Receivable for capital shares issued	132,204
Reclaims receivable	144,860
Unrealized appreciation on forward foreign currency contracts (Note 2)	48,675
Prepaid expenses	9,488

Total Assets	1,967,890,469

Liabilities:
Payable for investments purchased	18,883,050
Payable for capital shares redeemed	149,654
Payable upon return of securities loaned (Note 2)	93,765,292
Accrued expenses and other payables:
Investment advisory fees	906,947
Fund administration fees	58,759
Distribution fees	19,652
Administrative servicing fees	17,602
Accounting and transfer agent fees	25
Trustee fees	503
Custodian fees	19,150
Compliance program costs (Note 3)	1,707
Professional fees	15,412
Printing fees	7,283
Other	7,792

Total Liabilities	113,852,828

Net Assets	$1,854,037,641

Represented by:
Capital	$1,450,796,475
Accumulated undistributed net investment income	17,947,154
Accumulated net realized gains from investment securities, forward foreign currency contracts and foreign currency transactions	236,096,912
Net unrealized appreciation/(depreciation) in investment securities	149,148,857
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	48,675
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(432)

Net Assets	$1,854,037,641

*	Includes value of securities on loan of $147,541,018 (Note 2).

10

Statement of Assets and Liabilities (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager Large Cap Value Fund
Net Assets:
Class I Shares	$37,893,477
Class II Shares	94,123,936
Class Y Shares	1,722,020,228

Total	$1,854,037,641

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	3,515,367
Class II Shares	8,803,772
Class Y Shares	159,072,120

Total	171,391,259

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.78
Class II Shares	$10.69
Class Y Shares	$10.83

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT Multi-Manager Large Cap Value Fund
INVESTMENT INCOME:
Dividend income	$21,062,442
Income from securities lending (Note 2)	307,897
Interest income	92,790
Foreign tax withholding	(75,926)

Total Income	21,387,203

EXPENSES:
Investment advisory fees	5,716,622
Fund administration fees	270,711
Distribution fees Class II Shares	122,438
Administrative servicing fees Class I Shares	29,385
Administrative servicing fees Class II Shares	73,463
Professional fees	51,665
Printing fees	8,284
Trustee fees	27,930
Custodian fees	35,697
Accounting and transfer agent fees	2,971
Compliance program costs (Note 3)	3,542
Other	19,756

Total expenses before fees waived	6,362,464

Investment advisory fees waived (Note 3)	(337,220)
Investment advisory fees voluntarily waived (Note 3)	(24,795)

Net Expenses	6,000,449

NET INVESTMENT INCOME	15,386,754

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	72,020,002
Settlement of forward foreign currency contracts (Note 2)	(42,276)
Foreign currency transactions (Note 2)	21,064

Net realized gains	71,998,790

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(98,214,523)
Forward foreign currency contracts (Note 2)	105,299
Translation of assets and liabilities denominated in foreign currencies	3,700

Net change in unrealized appreciation/depreciation	(98,105,524)

Net realized/unrealized losses	(26,106,734)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,719,980)

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT Multi-Manager Large Cap Value Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$15,386,754	$28,308,939
Net realized gains	71,998,790	174,657,147
Net change in unrealized appreciation/depreciation	(98,105,524)	51,603,351

Change in net assets resulting from operations	(10,719,980)	254,569,437

Distributions to Shareholders From:
Net investment income:
Class I	–	(584,131)
Class II	–	(1,160,187)
Class Y	–	(26,975,650)
Net realized gains:
Class I	–	(2,065,191)
Class II	–	(5,011,637)
Class Y	–	(89,649,923)

Change in net assets from shareholder distributions	–	(125,446,719)

Change in net assets from capital transactions	18,856,446	(183,364,604)

Change in net assets	8,136,466	(54,241,886)

Net Assets:
Beginning of period	1,845,901,175	1,900,143,061

End of period	$1,854,037,641	$1,845,901,175

Accumulated undistributed net investment income at end of period	$17,947,154	$2,560,400

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,410,145	$5,058,695
Dividends reinvested	–	2,649,322
Cost of shares redeemed	(4,493,402)	(7,212,170)

Total Class I Shares	(3,083,257)	495,847

Class II Shares
Proceeds from shares issued	6,105,968	14,639,939
Dividends reinvested	–	6,171,824
Cost of shares redeemed	(16,239,170)	(37,427,687)

Total Class II Shares	(10,133,202)	(16,615,924)

Class Y Shares
Proceeds from shares issued	162,708,687	35,010,087
Dividends reinvested	–	116,625,573
Cost of shares redeemed	(130,635,782)	(318,880,187)

Total Class Y Shares	32,072,905	(167,244,527)

Change in net assets from capital transactions	$18,856,446	$(183,364,604)

13

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Large Cap Value Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	130,638	480,774
Reinvested	–	261,809
Redeemed	(415,284)	(685,337)

Total Class I Shares	(284,646)	57,246

Class II Shares
Issued	569,806	1,379,916
Reinvested	–	616,704
Redeemed	(1,491,437)	(3,556,043)

Total Class II Shares	(921,631)	(1,559,423)

Class Y Shares
Issued	15,024,395	3,319,733
Reinvested	–	11,470,473
Redeemed	(11,900,944)	(30,080,992)

Total Class Y Shares	3,123,451	(15,290,786)

Total change in shares	1,917,174	(16,792,963)

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Large Cap Value Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Six Months Ended June 30, 2018 (Unaudited)	$10.86	0.08	(0.16)	(0.08)	–	–	–	$10.78	(0.74%	)	$37,893,477	0.78%	1.56%	0.82%	40.42%
Year Ended December 31, 2017	$10.18	0.15	1.27	1.42	(0.16)	(0.58)	(0.74)	$10.86	14.54%		$41,271,945	0.78%	1.42%	0.82%	57.60%
Year Ended December 31, 2016	$9.96	0.15	1.37	1.52	(0.18)	(1.12)	(1.30)	$10.18	16.35%		$38,084,583	0.79%	1.51%	0.82%	60.75%
Year Ended December 31, 2015	$11.79	0.16	(0.56)	(0.40)	(0.14)	(1.29)	(1.43)	$9.96	(3.15%	)	$35,512,881	0.78%	1.40%	0.82%	64.53%
Year Ended December 31, 2014	$11.92	0.16	1.07	1.23	(0.14)	(1.22)	(1.36)	$11.79	10.52%		$31,631,852	0.78%	1.33%	0.82%	54.93%
Year Ended December 31, 2013	$9.37	0.14	3.12	3.26	(0.15)	(0.56)	(0.71)	$11.92	35.44%		$30,310,006	0.79%	1.28%	0.83%	62.79%

Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$10.79	0.07	(0.17)	(0.10)	–	–	–	$10.69	(0.93%	)	$94,123,936	1.03%	1.30%	1.07%	40.42%
Year Ended December 31, 2017	$10.11	0.12	1.27	1.39	(0.13)	(0.58)	(0.71)	$10.79	14.36%		$104,898,610	1.03%	1.16%	1.07%	57.60%
Year Ended December 31, 2016	$9.91	0.12	1.36	1.48	(0.16)	(1.12)	(1.28)	$10.11	16.05%		$114,092,250	1.04%	1.26%	1.07%	60.75%
Year Ended December 31, 2015	$11.74	0.13	(0.56)	(0.43)	(0.11)	(1.29)	(1.40)	$9.91	(3.44%	)	$88,360,406	1.03%	1.13%	1.07%	64.53%
Year Ended December 31, 2014	$11.88	0.13	1.07	1.20	(0.12)	(1.22)	(1.34)	$11.74	10.24%		$91,844,124	1.03%	1.07%	1.07%	54.93%
Year Ended December 31, 2013	$9.35	0.11	3.11	3.22	(0.13)	(0.56)	(0.69)	$11.88	35.03%		$77,321,711	1.04%	1.04%	1.08%	62.79%

Class Y Shares
Six Months Ended June 30, 2018 (Unaudited)	$10.90	0.09	(0.16)	(0.07)	–	–	–	$10.83	(0.64%	)	$1,722,020,228	0.63%	1.71%	0.67%	40.42%
Year Ended December 31, 2017	$10.21	0.17	1.27	1.44	(0.17)	(0.58)	(0.75)	$10.90	14.75%		$1,699,730,620	0.63%	1.57%	0.67%	57.60%
Year Ended December 31, 2016	$9.98	0.17	1.37	1.54	(0.19)	(1.12)	(1.31)	$10.21	16.55%		$1,747,966,228	0.64%	1.66%	0.67%	60.75%
Year Ended December 31, 2015	$11.81	0.17	(0.56)	(0.39)	(0.15)	(1.29)	(1.44)	$9.98	(3.04%	)	$1,701,391,406	0.63%	1.54%	0.67%	64.53%
Year Ended December 31, 2014	$11.94	0.18	1.07	1.25	(0.16)	(1.22)	(1.38)	$11.81	10.66%		$1,801,940,121	0.63%	1.48%	0.67%	54.93%
Year Ended December 31, 2013	$9.39	0.16	3.12	3.28	(0.17)	(0.56)	(0.73)	$11.94	35.54%		$1,659,415,570	0.64%	1.44%	0.68%	62.79%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

June 30, 2018 (Unaudited)

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Large Cap Value Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund-of-funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

16

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might

17

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available , such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$39,083,356	$—	$—	$39,083,356
Airlines	24,379,615	—	—	24,379,615
Auto Components	6,571,356	—	—	6,571,356
Automobiles	13,206,762	—	—	13,206,762
Banks	239,556,145	—	—	239,556,145
Beverages	14,208,730	3,342,893	—	17,551,623
Biotechnology	25,403,689	—	—	25,403,689
Building Products	17,008,577	6,331,417	—	23,339,994
Capital Markets	17,411,742	—	—	17,411,742
Chemicals	57,101,394	—	—	57,101,394
Commercial Services & Supplies	10,625,921	—	—	10,625,921
Communications Equipment	39,825,622	—	—	39,825,622
Construction & Engineering	2,745,447	—	—	2,745,447
Construction Materials	18,169,456	7,938,873	—	26,108,329
Consumer Finance	27,523,526	—	—	27,523,526
Containers & Packaging	8,104,000	—	—	8,104,000
Diversified Financial Services	43,859,308	—	—	43,859,308
Diversified Telecommunication Services	61,457,829	—	—	61,457,829
Electric Utilities	59,346,986	6,630,307	—	65,977,293
Electrical Equipment	10,822,426	—	—	10,822,426
Electronic Equipment, Instruments & Components	5,323,739	—	—	5,323,739
Energy Equipment & Services	29,845,827	—	—	29,845,827
Equity Real Estate Investment Trusts (REITs)	82,968,121	—	—	82,968,121
Food & Staples Retailing	30,095,745	—	—	30,095,745
Food Products	49,004,626	—	—	49,004,626
Health Care Equipment & Supplies	32,930,567	—	—	32,930,567

18

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Health Care Providers & Services	$59,804,793	$—	$—	$59,804,793
Hotels, Restaurants & Leisure	15,037,542	—	—	15,037,542
Household Durables	11,034,303	—	—	11,034,303
Household Products	8,599,317	—	—	8,599,317
Independent Power and Renewable Electricity Producers	9,110,269	—	—	9,110,269
Industrial Conglomerates	14,697,710	—	—	14,697,710
Insurance	109,981,487	—	—	109,981,487
Internet & Direct Marketing Retail	5,677,535	—	—	5,677,535
Internet Software & Services	2,968,641	—	—	2,968,641
IT Services	33,486,761	—	—	33,486,761
Machinery	7,648,543	—	—	7,648,543
Media	38,226,979	—	—	38,226,979
Metals & Mining	25,359,231	—	—	25,359,231
Mortgage Real Estate Investment Trusts (REITs)	1,691,616	—	—	1,691,616
Multiline Retail	3,583,806	—	—	3,583,806
Multi-Utilities	6,455,716	—	—	6,455,716
Oil, Gas & Consumable Fuels	205,102,255	—	—	205,102,255
Personal Products	5,907,251	—	—	5,907,251
Pharmaceuticals	100,370,719	—	—	100,370,719
Professional Services	4,482,122	—	—	4,482,122
Road & Rail	14,987,403	—	—	14,987,403
Semiconductors & Semiconductor Equipment	59,833,015	—	—	59,833,015
Software	18,517,687	—	—	18,517,687
Specialty Retail	9,633,296	—	—	9,633,296
Technology Hardware, Storage & Peripherals	23,498,780	5,202,458	—	28,701,238
Textiles, Apparel & Luxury Goods	3,968,777	—	—	3,968,777
Tobacco	16,452,110	10,965,511	—	27,417,621
Total Common Stocks	$1,782,698,176	$40,411,459	$—	$1,823,109,635
Exchange Traded Fund	5,172,609	—	—	5,172,609
Forward Foreign Currency Contracts	—	48,675	—	48,675
Repurchase Agreements	—	93,765,292	—	93,765,292
Total	$1,787,870,785	$134,225,426	$—	$1,922,096,211

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

19

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time of the forward foreign currency contract matures or at the time of delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from settlement of forward foreign currency contracts” and “Net change in unrealized appreciation/depreciation in the value of forward foreign currency contracts”.

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2018

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation from forward foreign currency contracts	$48,675
Total		$48,675

20

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2018

Realized Gains (Losses):	Total
Forward Foreign Currency Contracts
Currency risk	$(42,276)
Total	$(42,276)

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2018

Unrealized Appreciation/Depreciation:	Total
Forward Foreign Currency Contracts
Currency risk	$105,299
Total	$105,299

The following table provides a summary of the Fund’s average volume of derivative instruments held during the six months ended June 30, 2018:

Forward Foreign Currency Contracts:
Average Settlement Value Sold	$9,143,234

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

21

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The following tables set forth the Fund’s net exposure by counterparty for forward foreign currency contracts that are subject to enforceable master netting arrangements or similar agreements as of June 30, 2018:

Offsetting of Financial Assets, Derivative Assets and Collateral Received by Counterparty:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Derivative Assets	Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
JPMorgan Chase Bank	Forward Foreign Currency Contracts	$48,675	$—	$—	$48,675
Total		$48,675	$—	$—	$48,675

Amounts designated as “—” are zero.

(d)	Securities Lending

During the six months ended June 30, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2018, were $93,765,292 which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral

22

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the six months ended June 30, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations.

In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2018, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc., 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,833, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $357,000,000.

NatWest Markets Securities, Inc., 1.90%, dated 6/27/2018, due 7/3/2018, repurchase price $225,071,250, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.63%, maturing 3/31/2020 - 8/15/2043; total market value $229,504,042.

Nomura Securities International, Inc., 2.10%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,250, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 8.00%, maturing 7/31/2018 - 8/15/2047; total market value $357,000,008.

23

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Pershing LLC, 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $450,077,250, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 11.50%, maturing 7/25/2019 - 4/20/2068; total market value $459,000,001.

At June 30, 2018, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$17,765,292	$—	$17,765,292	$(17,765,292)	$—
NatWest Markets Securities, Inc.	25,000,000	—	25,000,000	(25,000,000)	$—
Nomura Securities International, Inc.	25,000,000	—	25,000,000	(25,000,000)	$—
Pershing LLC	26,000,000	—	26,000,000	(26,000,000)	$—
Total	$93,765,292	$—	$93,765,292	$(93,765,292)	$—

Amounts designated as “—” are zero.

*

At June 30, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital

24

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each

25

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
BNY Mellon Asset Management North America Corp. (formerly, The Boston Company Asset Management, LLC)
Massachusetts Financial Services Company
Wellington Management Company, LLP

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.65%
$1 billion and more	0.60%

The Trust and NFA have entered into a written contract waiving 0.037% of investment advisory fees of the Fund until April 30, 2019. During the six months ended June 30, 2018, the waiver of such investment advisory fees by NFA amounted to $337,220, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate before contractual and voluntary fee waivers was 0.63.%, and after contractual fee waivers was 0.59% and after contractual and voluntary fee waivers was 0.59%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers. The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.77% for all share classes until April 30, 2018.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense

26

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

Due to a reduction in the subadvisory fees payable by NFA, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $24,795, for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $270,711 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $3,542.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing

27

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% for the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $102,848.

4. Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

5. Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $754,246,699 and sales of $733,572,465 (excluding short-term securities).

6. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain

28

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8. New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

9. Federal Tax Information

As of June 30, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,786,813,280	$197,142,577	$(61,859,646)	$135,282,931

29

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

10. Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit and Interfund Lending”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

30

Supplemental Information

June 30, 2018 (Unaudited)

NVIT Multi-Manager International Growth Fund

NVIT Multi-Manager International Value Fund

NVIT Multi-Manager Large Cap Growth Fund

NVIT Multi-Manager Large Cap Value Fund

NVIT Multi-Manager Mid Cap Growth Fund

NVIT Multi-Manager Mid Cap Value Fund

NVIT Multi-Manager Small Cap Growth Fund

NVIT Multi-Manager Small Cap Value Fund

NVIT Multi-Manager Small Company Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds and expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the Broadridge peer group provided an appropriate comparison.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the

31

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during a telephonic meeting in advance of the March 2018 meeting and during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the relevant Sub-Advisers. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Advisers; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with

32

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

the Adviser’s and/or the Sub-Advisers’ portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. The Trustees noted that each of NVIT Multi-Manager Large Cap Value Fund, NVIT Multi-Manager Mid Cap Growth Fund, NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Cap Value Fund, and NVIT Multi-Manager Small Company Fund ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2017. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period. As to the remaining Funds, the Trustees considered among other things the following additional information:

NVIT Multi-Manager International Growth Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance over the three-year period was due primarily to style factors with respect to one of the Fund’s two Sub-Advisers. They considered that the Adviser continues to have confidence in both Sub-Advisers and will monitor them closely going forward to determine whether assets might be allocated differently between them, or to another Sub-Adviser.

NVIT Multi-Manager International Value Fund. The Trustees noted that one of the Fund’s two Sub-Advisers was appointed in July 2017, and so did not make any performance determination with respect to that Sub-Adviser. With respect to the Fund’s other Sub-Adviser, the Trustees considered the Adviser’s statements that the Sub-Adviser’s underperformance was the result of its sector allocations and style factors and that the Sub-Adviser had begun to deliver positive relative returns in recent periods. The Trustees further considered that the Adviser continues to have confidence in both Sub-Advisers.

NVIT Multi-Manager Large Cap Growth Fund. The Trustees noted that one of the Fund’s three Sub-Advisers was appointed in April 2017, replacing a prior sub-adviser, and so did not make any performance determination with respect to that Sub-Adviser. The Trustees considered the Adviser’s statements that the two other Sub-Advisers had underperformed during the three-year period, both due to stock selection and style factors. They considered that the Adviser continues to have confidence in the Fund’s Sub-Advisers and will monitor them closely going forward to determine whether assets might be allocated differently between them, or to another Sub-Adviser.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Advisers’ responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted the Adviser’s statement that the total expense ratios (including 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) of the Funds, other than the NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Company Fund, ranked within the first quintile of the funds in the Funds’ Broadridge expense groups; the NVIT Multi-Manager Small Cap Growth Fund ranked in the second quintile; and the NVIT Multi-Manager Small Company Fund ranked in the middle of its peer funds. The Trustees also noted the Adviser’s statement that the actual advisory fee rates for all of the Funds ranked within the top three quintiles of their expense peer groups, or exceeded the 60th comparative

33

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

percentile by a relatively small amount. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements.

34

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

35

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

36

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

37

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

38

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

39

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

40

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

41

Semiannual Report

June 30, 2018 (Unaudited)

NVIT Multi-Manager Mid Cap Growth Fund

SAR-MM-MCG 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT Multi-Manager Mid Cap Growth Fund

Asset Allocation†

Common Stocks	97.4%
Repurchase Agreements	10.6%
Liabilities in excess of other assets††	(8.0)%
100.0%

Top Industries†††

IT Services	8.7%
Software	7.1%
Internet Software & Services	6.6%
Health Care Equipment & Supplies	6.6%
Hotels, Restaurants & Leisure	5.7%
Biotechnology	5.0%
Electronic Equipment, Instruments & Components	4.5%
Commercial Services & Supplies	4.0%
Machinery	3.7%
Specialty Retail	3.0%
Other Industries*	45.1%
100.0%

Top Holdings†††

Waste Connections, Inc.	2.0%
Take-Two Interactive Software, Inc.	1.9%
Vail Resorts, Inc.	1.5%
Burlington Stores, Inc.	1.5%
Bright Horizons Family Solutions, Inc.	1.5%
Brink’s Co. (The)	1.4%
Bio-Rad Laboratories, Inc., Class A	1.4%
Proofpoint, Inc.	1.3%
Veeva Systems, Inc., Class A	1.3%
WEX, Inc.	1.3%
Other Holdings*	84.9%
100.0%

Top Countries†††

United States	86.9%
Argentina	1.2%
Hong Kong	0.7%
Russia	0.7%
United Kingdom	0.5%
Switzerland	0.2%
Other Countries*	9.8%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of June 30, 2018.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	NVIT Multi-Manager Mid Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Mid Cap Growth Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)
Class I Shares	Actual	(b)	1,000.00	1,072.40	4.37	0.85
	Hypothetical	(b)(c)	1,000.00	1,020.58	4.26	0.85
Class II Shares	Actual	(b)	1,000.00	1,071.10	5.65	1.10
	Hypothetical	(b)(c)	1,000.00	1,019.34	5.51	1.10
Class Y Shares	Actual	(b)	1,000.00	1,073.10	4.01	0.78
	Hypothetical	(b)(c)	1,000.00	1,020.93	3.91	0.78

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT Multi-Manager Mid Cap Growth Fund

Common Stocks 97.4%

	Shares	Value

ARGENTINA 1.3%
Internet Software & Services 1.3%
MercadoLibre, Inc.	30,200	$9,027,686

HONG KONG 0.7%
Hotels, Restaurants & Leisure 0.7%
Melco Resorts & Entertainment Ltd., ADR	186,600	5,224,800

RUSSIA 0.7%
Internet Software & Services 0.7%
Yandex NV, Class A*	142,447	5,113,847

SWITZERLAND 0.3%
Biotechnology 0.3%
CRISPR Therapeutics AG* (a)	33,225	1,952,301

UNITED KINGDOM 0.5%
Pharmaceuticals 0.3%
GW Pharmaceuticals plc, ADR* (a)	17,100	2,386,134

Specialty Retail 0.2%
Hudson Ltd., Class A*	69,600	1,217,304

		3,603,438

UNITED STATES 93.9%
Aerospace & Defense 3.1%
BWX Technologies, Inc.	88,900	5,540,248
Curtiss-Wright Corp.	51,067	6,077,994
Harris Corp.	24,500	3,541,230
KLX, Inc.*	26,100	1,876,590
Mercury Systems, Inc.* (a)	131,279	4,996,479

		22,032,541

Auto Components 0.7%
Aptiv plc	36,500	3,344,495
Delphi Technologies plc	34,700	1,577,462

		4,921,957

Banks 1.6%
Comerica, Inc.	29,500	2,682,140
East West Bancorp, Inc.	41,700	2,718,840
SVB Financial Group*	19,300	5,573,068

		10,974,048

Beverages 0.9%
National Beverage Corp.* (a)	58,200	6,221,580

Biotechnology 5.1%
Agios Pharmaceuticals, Inc.* (a)	24,300	2,046,789
Array BioPharma, Inc.* (a)	263,356	4,419,114
BioMarin Pharmaceutical, Inc.*	34,700	3,268,740
Exelixis, Inc.*	287,065	6,177,639
Flexion Therapeutics, Inc.* (a)	164,798	4,260,028
Incyte Corp.* (a)	50,000	3,350,000
Neurocrine Biosciences, Inc.* (a)	48,700	4,784,288
Sarepta Therapeutics, Inc.* (a)	41,677	5,508,866
Seattle Genetics, Inc.*	17,500	1,161,825
TG Therapeutics, Inc.* (a)	82,200	1,080,930

		36,058,219

Building Products 0.8%
AO Smith Corp.	96,500	5,707,975

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Capital Markets 2.4%
Affiliated Managers Group, Inc.	15,800	$2,348,986
Cboe Global Markets, Inc.	27,800	2,893,146
MarketAxess Holdings, Inc.	8,800	1,741,168
Raymond James Financial, Inc.	108,600	9,703,410

		16,686,710

Chemicals 0.8%
Albemarle Corp. (a)	29,300	2,763,869
Chemours Co. (The)	64,400	2,856,784

		5,620,653

Commercial Services & Supplies 4.3%
Brink’s Co. (The)	132,755	10,587,211
Cintas Corp.	24,800	4,589,736
Waste Connections, Inc.	199,341	15,006,391

		30,183,338

Communications Equipment 1.1%
Arista Networks, Inc.*	10,900	2,806,641
Motorola Solutions, Inc.	40,000	4,654,800

		7,461,441

Construction & Engineering 0.3%
MasTec, Inc.* (a)	45,000	2,283,750

Construction Materials 0.7%
Vulcan Materials Co.	37,600	4,852,656

Consumer Finance 0.7%
SLM Corp.*	423,100	4,844,495

Containers & Packaging 0.4%
Packaging Corp. of America	27,800	3,107,762

Diversified Consumer Services 2.9%
Adtalem Global Education, Inc.*	124,700	5,998,070
Bright Horizons Family Solutions, Inc.*	109,700	11,246,444
Service Corp. International	88,700	3,174,573

		20,419,087

Diversified Telecommunication Services 0.4%
Zayo Group Holdings, Inc.*	73,000	2,663,040

Electrical Equipment 0.9%
AMETEK, Inc.	55,700	4,019,312
Rockwell Automation, Inc.	14,400	2,393,712

		6,413,024

Electronic Equipment, Instruments & Components 4.8%
Amphenol Corp., Class A	58,500	5,098,275
CDW Corp.	73,100	5,905,749
Cognex Corp.	52,200	2,328,642
IPG Photonics Corp.*	6,100	1,345,843
Littelfuse, Inc. (a)	21,529	4,912,487
Novanta, Inc.*	77,250	4,812,675
Trimble, Inc.*	95,000	3,119,800
Zebra Technologies Corp., Class A*	45,500	6,517,875

		34,041,346

Equity Real Estate Investment Trusts (REITs) 0.3%
CyrusOne, Inc.	38,300	2,235,188

Food Products 1.2%
Lamb Weston Holdings, Inc.	120,100	8,228,051

5

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager Mid Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Health Care Equipment & Supplies 7.1%
ABIOMED, Inc.*	5,500	$2,249,775
Align Technology, Inc.*	7,400	2,531,836
AxoGen, Inc.* (a)	20,500	1,030,125
Edwards Lifesciences Corp.*	20,500	2,984,185
Haemonetics Corp.*	37,300	3,345,064
Hill-Rom Holdings, Inc.	103,000	8,996,020
Hologic, Inc.* (a)	111,000	4,412,250
ICU Medical, Inc.*	23,500	6,900,775
Insulet Corp.*	64,589	5,535,277
iRhythm Technologies, Inc.*	46,600	3,780,658
Merit Medical Systems, Inc.*	57,500	2,944,000
Nevro Corp.* (a)	70,700	5,645,395

		50,355,360

Health Care Providers & Services 2.8%
Amedisys, Inc.* (a)	59,420	5,078,033
Encompass Health Corp.	38,300	2,593,676
Molina Healthcare, Inc.* (a)	33,500	3,280,990
Tivity Health, Inc.*	52,200	1,837,440
WellCare Health Plans, Inc.*	28,900	7,116,336

		19,906,475

Health Care Technology 1.4%
Veeva Systems, Inc., Class A*	133,400	10,253,124

Hotels, Restaurants & Leisure 5.4%
Aramark	78,300	2,904,930
Eldorado Resorts, Inc.* (a)	115,600	4,519,960
Hilton Grand Vacations, Inc.*	157,800	5,475,660
MGM Resorts International (a)	100,000	2,903,000
Norwegian Cruise Line Holdings Ltd.*	45,000	2,126,250
Red Rock Resorts, Inc., Class A (a)	69,600	2,331,600
Six Flags Entertainment Corp. (a)	90,550	6,343,028
Vail Resorts, Inc.	42,200	11,570,818

		38,175,246

Household Durables 0.7%
NVR, Inc.*	1,700	5,049,595

Household Products 0.2%
Church & Dwight Co., Inc.	25,000	1,329,000

Independent Power and Renewable Electricity Producers 0.3%
Vistra Energy Corp.*	90,000	2,129,400

Industrial Conglomerates 0.8%
Roper Technologies, Inc.	19,300	5,325,063

Internet Software & Services 5.2%
Box, Inc., Class A*	138,800	3,468,612
CoStar Group, Inc.*	17,500	7,221,025
DocuSign, Inc.* (a)	43,237	2,289,399
Envestnet, Inc.*	73,200	4,022,340
Etsy, Inc.* (a)	137,400	5,796,906
IAC/InterActiveCorp*	15,500	2,363,595
LogMeIn, Inc. (a)	47,300	4,883,725
Match Group, Inc.* (a)	83,200	3,223,168
Nutanix, Inc., Class A* (a)	66,000	3,403,620

		36,672,390

IT Services 9.4%
Black Knight, Inc.* (a)	124,300	6,656,265
DXC Technology Co.	34,700	2,797,167
EPAM Systems, Inc.*	40,756	5,067,193
Euronet Worldwide, Inc.* (a)	69,334	5,808,109

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
IT Services (continued)
First Data Corp., Class A*	326,280	$6,829,040
Gartner, Inc.* (a)	60,500	8,040,450
Global Payments, Inc.	45,200	5,039,348
GreenSky, Inc., Class A*	80,762	1,708,116
Perspecta, Inc.	17,350	356,543
Square, Inc., Class A*	70,000	4,314,800
Switch, Inc., Class A (a)	336,178	4,091,286
Total System Services, Inc.	72,800	6,153,056
WEX, Inc.*	52,000	9,904,961

		66,766,334

Life Sciences Tools & Services 2.0%
Bio-Rad Laboratories, Inc., Class A*	36,200	10,445,148
PRA Health Sciences, Inc.*	41,100	3,837,096

		14,282,244

Machinery 3.9%
Evoqua Water Technologies Corp.* (a)	275,841	5,654,741
Fortive Corp.	55,700	4,295,027
Gardner Denver Holdings, Inc.*	90,500	2,659,795
IDEX Corp.	33,000	4,503,840
John Bean Technologies Corp.	13,800	1,226,820
Milacron Holdings Corp.*	111,400	2,108,802
Nordson Corp. (a)	30,900	3,967,869
Stanley Black & Decker, Inc.	26,200	3,479,622

		27,896,516

Media 0.3%
Altice USA, Inc., Class A	120,000	2,047,200

Oil, Gas & Consumable Fuels 1.4%
Concho Resources, Inc.*	18,000	2,490,300
Devon Energy Corp.	62,700	2,756,292
Diamondback Energy, Inc. (a)	35,300	4,644,421

		9,891,013

Pharmaceuticals 1.2%
Aerie Pharmaceuticals, Inc.* (a)	45,000	3,039,750
Jazz Pharmaceuticals plc*	17,100	2,946,330
MyoKardia, Inc.*	23,580	1,170,747
WaVe Life Sciences Ltd.* (a)	34,000	1,300,500

		8,457,327

Professional Services 0.7%
TransUnion	71,912	5,151,776

Road & Rail 1.6%
JB Hunt Transport Services, Inc. (a)	24,300	2,953,665
Old Dominion Freight Line, Inc.	24,500	3,649,520
Saia, Inc.*	61,300	4,956,105

		11,559,290

Semiconductors & Semiconductor Equipment 2.8%
Lam Research Corp. (a)	12,500	2,160,625
Microchip Technology, Inc. (a)	48,700	4,429,265
Monolithic Power Systems, Inc.	40,000	5,346,800
Teradyne, Inc.	113,800	4,332,366
Universal Display Corp. (a)	44,700	3,844,200

		20,113,256

Software 7.7%
Autodesk, Inc.*	29,500	3,867,155
Electronic Arts, Inc.*	26,000	3,666,520

6

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager Mid Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Software (continued)
Globant SA*	89,900	$5,105,421
Proofpoint, Inc.*	89,702	10,343,538
RingCentral, Inc., Class A*	30,000	2,110,500
ServiceNow, Inc.*	28,000	4,829,160
Splunk, Inc.*	26,300	2,606,593
Take-Two Interactive Software, Inc.*	120,300	14,238,708
Tyler Technologies, Inc.*	7,000	1,554,700
Ultimate Software Group, Inc. (The)* (a)	22,900	5,892,399

		54,214,694

Specialty Retail 3.0%
Burlington Stores, Inc.*	76,759	11,554,532
Five Below, Inc.*	50,400	4,924,584
Ross Stores, Inc.	57,400	4,864,650

		21,343,766

Technology Hardware, Storage & Peripherals 0.4%
NCR Corp.* (a)	102,500	3,072,950

Trading Companies & Distributors 2.2%
SiteOne Landscape Supply, Inc.* (a)	78,360	6,579,889
United Rentals, Inc.*	21,000	3,100,020
Univar, Inc.*	223,197	5,856,689

		15,536,598

		664,485,478

Total Common Stocks (cost $522,466,520)		689,407,550

Repurchase Agreements 10.6%

	Principal Amount

ML Pierce Fenner & Smith, Inc., 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $33,354,516, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $34,015,597. (b)(c)	$33,348,624	33,348,624
NatWest Markets Securities, Inc., 1.90%, dated 6/27/2018, due 7/3/2018, repurchase price $15,004,751, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.63%, maturing 3/31/2020 - 8/15/2043; total market value $15,300,269. (b)(c)	15,000,000	15,000,000
Nomura Securities International, Inc., 2.10%, dated 6/29/2018, due 7/2/2018, repurchase price $6,676,169, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 8.00%, maturing 7/31/2018 - 8/15/2047; total market value $6,808,500. (b)(c)	6,675,000	6,675,000

Repurchase Agreements (continued)

	Principal Amount	Value

Pershing LLC, 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $20,003,434, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 11.50%, maturing 7/25/2019 - 4/20/2068; total market value $20,400,000. (b)(c)	$20,000,000	$20,000,000

Total Repurchase Agreements (cost $75,023,624)		75,023,624

Total Investments (cost $597,490,144) — 108.0%		764,431,174

Liabilities in excess of other assets — (8.0)%		(56,554,389)

NET ASSETS — 100.0%		$707,876,785

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at June 30, 2018. The total value of securities on loan at June 30, 2018 was $89,358,912, which was collateralized by cash used to purchase repurchase agreements with a total value of $75,023,624 and by $15,890,788 of collateral in the form of U.S Government Treasury Securities, interest rates ranging from 0.00% - 8.75% and maturity dates ranging from 7/26/2018 - 2/15/2048, a total value of $90,914,412.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2018 was $75,023,624.

(c)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT Multi-Manager Mid Cap Growth Fund
Assets:
Investment securities, at value* (cost $522,466,520)	$689,407,550
Repurchase agreements, at value (cost $75,023,624)	75,023,624
Cash	19,720,389
Interest and dividends receivable	274,857
Security lending income receivable	34,644
Receivable for investments sold	554,347
Receivable for capital shares issued	41,624
Prepaid expenses	5,130

Total Assets	785,062,165

Liabilities:
Payable for investments purchased	1,274,010
Payable for capital shares redeemed	317,470
Payable upon return of securities loaned (Note 2)	75,023,624
Accrued expenses and other payables:
Investment advisory fees	429,819
Fund administration fees	30,054
Distribution fees	28,885
Administrative servicing fees	35,318
Accounting and transfer agent fees	319
Trustee fees	1,692
Custodian fees	3,553
Compliance program costs (Note 3)	833
Professional fees	14,883
Printing fees	20,693
Other	4,227

Total Liabilities	77,185,380

Net Assets	$707,876,785

Represented by:
Capital	$283,715,228
Accumulated net investment loss	(1,005,881)
Accumulated net realized gains from investment securities	258,226,408
Net unrealized appreciation/(depreciation) in investment securities	166,941,030

Net Assets	$707,876,785

*	Includes value of securities on loan of $89,358,912 (Note 2).

8

Statement of Assets and Liabilities (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager Mid Cap Growth Fund
Net Assets:
Class I Shares	$411,449,544
Class II Shares	136,138,977
Class Y Shares	160,288,264

Total	$707,876,785

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	31,199,036
Class II Shares	10,756,992
Class Y Shares	12,011,103

Total	53,967,131

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$13.19
Class II Shares	$12.66
Class Y Shares	$13.35

The accompanying notes are an integral part of these financial statements.

9

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT Multi-Manager Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$2,558,087
Income from securities lending (Note 2)	214,252
Interest income	64,718
Foreign tax withholding	(10,383)

Total Income	2,826,674

EXPENSES:
Investment advisory fees	3,349,165
Fund administration fees	148,195
Distribution fees Class II Shares	173,947
Administrative servicing fees Class I Shares	143,396
Administrative servicing fees Class II Shares	48,705
Professional fees	33,129
Printing fees	21,158
Trustee fees	14,292
Custodian fees	17,365
Accounting and transfer agent fees	929
Compliance program costs (Note 3)	1,811
Other	10,075

Total expenses before fees waived	3,962,167

Investment advisory fees waived (Note 3)	(129,612)

Net Expenses	3,832,555

NET INVESTMENT LOSS	(1,005,881)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities (Note 9)	134,947,878
Net change in unrealized appreciation/depreciation in the value of investment securities	(71,416,140)

Net realized/unrealized gains	63,531,738

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$62,525,857

The accompanying notes are an integral part of these financial statements.

10

Statements of Changes in Net Assets

	NVIT Multi-Manager Mid Cap Growth Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment loss	$(1,005,881)	$(2,651,531)
Net realized gains	134,947,878	126,970,418
Net change in unrealized appreciation/depreciation	(71,416,140)	97,923,229

Change in net assets resulting from operations	62,525,857	222,242,116

Distributions to Shareholders From:
Net realized gains:
Class I	–	(19,083,022)
Class II	–	(6,717,634)
Class Y	–	(20,351,651)

Change in net assets from shareholder distributions	–	(46,152,307)

Change in net assets from capital transactions	(317,354,814)	(56,255,308)

Change in net assets	(254,828,957)	119,834,501

Net Assets:
Beginning of period	962,705,742	842,871,241

End of period	$707,876,785	$962,705,742

Accumulated net investment loss	$(1,005,881)	$–

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,127,965	$7,536,558
Dividends reinvested	–	19,083,022
Cost of shares redeemed	(23,651,747)	(60,332,632)

Total Class I Shares	(20,523,782)	(33,713,052)

Class II Shares
Proceeds from shares issued	12,951,354	21,902,817
Dividends reinvested	–	6,717,634
Cost of shares redeemed	(27,224,227)	(25,685,142)

Total Class II Shares	(14,272,873)	2,935,309

Class Y Shares
Proceeds from shares issued	1,817,628	34,865,919
Dividends reinvested	–	20,351,651
Cost of shares redeemed	(284,375,787)	(80,695,135)

Total Class Y Shares	(282,558,159)	(25,477,565)

Change in net assets from capital transactions	$(317,354,814)	$(56,255,308)

11

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Mid Cap Growth Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	243,499	653,379
Reinvested	–	1,713,018
Redeemed	(1,834,557)	(5,277,541)

Total Class I Shares	(1,591,058)	(2,911,144)

Class II Shares
Issued	1,043,228	1,981,141
Reinvested	–	626,645
Redeemed	(2,203,825)	(2,356,502)

Total Class II Shares	(1,160,597)	251,284

Class Y Shares
Issued	141,511	3,046,776
Reinvested	–	1,805,825
Redeemed	(21,761,462)	(7,038,454)

Total Class Y Shares	(21,619,951)	(2,185,853)

Total change in shares	(24,371,606)	(4,845,713)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Mid Cap Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Loss to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Six Months Ended June 30, 2018 (Unaudited)	$12.30	(0.01)	0.90	0.89	–	–	$13.19	7.24%		$411,449,544	0.85%	(0.19%	)	0.88%	23.51%
Year Ended December 31, 2017	$10.14	(0.03)	2.78	2.75	(0.59)	(0.59)	$12.30	27.74%		$403,331,203	0.84%	(0.29%	)	0.87%	63.12%
Year Ended December 31, 2016	$10.75	(0.01)	0.65	0.64	(1.25)	(1.25)	$10.14	6.47%		$361,892,264	0.85%	(0.12%	)	0.88%	64.33%
Year Ended December 31, 2015	$12.58	(0.05)	0.12	0.07	(1.90)	(1.90)	$10.75	(0.18%	)	$381,468,595	0.85%	(0.40%	)	0.88%	71.39%
Year Ended December 31, 2014	$13.76	(0.05)	0.56	0.51	(1.69)	(1.69)	$12.58	4.04%		$413,817,883	0.84%	(0.37%	)	0.87%	70.02%
Year Ended December 31, 2013	$10.64	(0.04)	4.10	4.06	(0.94)	(0.94)	$13.76	38.94%		$450,532,901	0.85%	(0.30%	)	0.88%	66.14%

Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$11.82	(0.03)	0.87	0.84	–	–	$12.66	7.11%		$136,138,977	1.10%	(0.44%	)	1.13%	23.51%
Year Ended December 31, 2017	$9.78	(0.06)	2.69	2.63	(0.59)	(0.59)	$11.82	27.52%		$140,853,847	1.09%	(0.54%	)	1.12%	63.12%
Year Ended December 31, 2016	$10.45	(0.04)	0.62	0.58	(1.25)	(1.25)	$9.78	6.06%		$114,138,973	1.10%	(0.37%	)	1.13%	64.33%
Year Ended December 31, 2015	$12.30	(0.08)	0.13	0.05	(1.90)	(1.90)	$10.45	(0.35%	)	$134,154,427	1.09%	(0.64%	)	1.12%	71.39%
Year Ended December 31, 2014	$13.53	(0.08)	0.54	0.46	(1.69)	(1.69)	$12.30	3.72%		$134,689,916	1.09%	(0.62%	)	1.12%	70.02%
Year Ended December 31, 2013	$10.50	(0.07)	4.04	3.97	(0.94)	(0.94)	$13.53	38.60%		$145,700,915	1.10%	(0.55%	)	1.13%	66.14%

Class Y Shares
Six Months Ended June 30, 2018 (Unaudited)	$12.44	(0.01)	0.92	0.91	–	–	$13.35	7.31%	(h)	$160,288,264	0.78%	(0.19%	)	0.80%	23.51%
Year Ended December 31, 2017	$10.24	(0.03)	2.82	2.79	(0.59)	(0.59)	$12.44	27.85%		$418,520,692	0.77%	(0.22%	)	0.80%	63.12%
Year Ended December 31, 2016	$10.84	–	0.65	0.65	(1.25)	(1.25)	$10.24	6.40%	(h)	$366,840,004	0.78%	(0.05%	)	0.81%	64.33%
Year Ended December 31, 2015	$12.66	(0.04)	0.12	0.08	(1.90)	(1.90)	$10.84	(0.10%	)(h)	$347,111,761	0.77%	(0.33%	)	0.80%	71.39%
Year Ended December 31, 2014	$13.83	(0.04)	0.56	0.52	(1.69)	(1.69)	$12.66	4.09%		$420,252,969	0.77%	(0.29%	)	0.80%	70.02%
Year Ended December 31, 2013	$10.69	(0.03)	4.11	4.08	(0.94)	(0.94)	$13.83	38.95%		$389,844,994	0.78%	(0.23%	)	0.81%	66.14%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expense ratios include expenses reimbursed to the Advisor.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Mid Cap Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund-of-funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

14

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to

15

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$689,407,550	$—	$—	$689,407,550
Repurchase Agreements	—	75,023,624	—	75,023,624
Total	$689,407,550	$75,023,624	$—	$764,431,174

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold

16

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Securities Lending

During the six months ended June 30, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2018, were $75,023,624, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by

17

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the six months ended June 30, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2018, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc., 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,833, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $357,000,000.

NatWest Markets Securities, Inc., 1.90%, dated 6/27/2018, due 7/3/2018, repurchase price $225,071,250, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.63%, maturing 3/31/2020 - 8/15/2043; total market value $229,504,042.

Nomura Securities International, Inc., 2.10%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,250, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 8.00%, maturing 7/31/2018 - 8/15/2047; total market value $357,000,008.

Pershing LLC, 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $450,077,250, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 11.50%, maturing 7/25/2019 - 4/20/2068; total market value $459,000,001.

18

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

At June 30, 2018, the Fund’s investment in the joint repos were subject to an enforceable netting arrangement. The Fund’s proportionate holding in the

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$33,348,624	$—	$33,348,624	$(33,348,624)	$—
NatWest Markets Securities, Inc.	15,000,000	—	15,000,000	(15,000,000)	$—
Nomura Securities International, Inc.	6,675,000	—	6,675,000	(6,675,000)	$—
Pershing LLC	20,000,000	—	20,000,000	(20,000,000)	$—
Total	$75,023,624	$—	$75,023,624	$(75,023,624)	$—

Amounts designated as “—” are zero.

*

At June 30, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

19

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

20

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Neuberger Berman Investment Advisers LLC
Wells Capital Management, Inc.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.75%
$1 billion and more	0.70%

The Trust and NFA have entered into a written contract waiving 0.029% of investment advisory fees of the Fund until April 30, 2019. During the six months ended June 30, 2018, the waiver of such investment advisory fees by NFA amounted to $129,612, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate before contractual fee waivers was 0.75%, and after contractual fee waivers was 0.72%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.82% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

21

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

As of June 30, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $148,195 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $1,811.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.07% and 0.07% for Class I and Class II shares, respectively, for a total amount of $192,101

22

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $206,938,559 and sales of $536,586,235 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

23

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the six months ended June 30, 2018, the Fund recaptured $41,697 of brokerage commissions.

10.  Federal Tax Information

As of June 30, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$599,194,812	$176,878,215	$(11,641,853)	$165,236,362

24

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under ”Line of Credit and Interfund Lending”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

25

Supplemental Information

June 30, 2018 (Unaudited)

NVIT Multi-Manager International Growth Fund

NVIT Multi-Manager International Value Fund

NVIT Multi-Manager Large Cap Growth Fund

NVIT Multi-Manager Large Cap Value Fund

NVIT Multi-Manager Mid Cap Growth Fund

NVIT Multi-Manager Mid Cap Value Fund

NVIT Multi-Manager Small Cap Growth Fund

NVIT Multi-Manager Small Cap Value Fund

NVIT Multi-Manager Small Company Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds and expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the Broadridge peer group provided an appropriate comparison.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the

26

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during a telephonic meeting in advance of the March 2018 meeting and during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the relevant Sub-Advisers. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Advisers; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with

27

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

the Adviser’s and/or the Sub-Advisers’ portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. The Trustees noted that each of NVIT Multi-Manager Large Cap Value Fund, NVIT Multi-Manager Mid Cap Growth Fund, NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Cap Value Fund, and NVIT Multi-Manager Small Company Fund ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2017. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period. As to the remaining Funds, the Trustees considered among other things the following additional information:

NVIT Multi-Manager International Growth Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance over the three-year period was due primarily to style factors with respect to one of the Fund’s two Sub-Advisers. They considered that the Adviser continues to have confidence in both Sub-Advisers and will monitor them closely going forward to determine whether assets might be allocated differently between them, or to another Sub-Adviser.

NVIT Multi-Manager International Value Fund. The Trustees noted that one of the Fund’s two Sub-Advisers was appointed in July 2017, and so did not make any performance determination with respect to that Sub-Adviser. With respect to the Fund’s other Sub-Adviser, the Trustees considered the Adviser’s statements that the Sub-Adviser’s underperformance was the result of its sector allocations and style factors and that the Sub-Adviser had begun to deliver positive relative returns in recent periods. The Trustees further considered that the Adviser continues to have confidence in both Sub-Advisers.

NVIT Multi-Manager Large Cap Growth Fund. The Trustees noted that one of the Fund’s three Sub-Advisers was appointed in April 2017, replacing a prior sub-adviser, and so did not make any performance determination with respect to that Sub-Adviser. The Trustees considered the Adviser’s statements that the two other Sub-Advisers had underperformed during the three-year period, both due to stock selection and style factors. They considered that the Adviser continues to have confidence in the Fund’s Sub-Advisers and will monitor them closely going forward to determine whether assets might be allocated differently between them, or to another Sub-Adviser.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Advisers’ responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted the Adviser’s statement that the total expense ratios (including 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) of the Funds, other than the NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Company Fund, ranked within the first quintile of the funds in the Funds’ Broadridge expense groups; the NVIT Multi-Manager Small Cap Growth Fund ranked in the second quintile; and the NVIT Multi-Manager Small Company Fund ranked in the middle of its peer funds. The Trustees also noted the Adviser’s statement that the actual advisory fee rates for all of the Funds ranked within the top three quintiles of their expense peer groups, or exceeded the 60th comparative

28

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

percentile by a relatively small amount. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints.

-        -         -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements.

29

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

30

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

31

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

32

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

33

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

34

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

35

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

36

Semiannual Report

June 30, 2018 (Unaudited)

NVIT Multi-Manager Mid Cap Value Fund

SAR-MM-MCV 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT Multi-Manager Mid Cap Value Fund

Asset Allocation†

Common Stocks	96.0%
Repurchase Agreements	3.0%
Exchange Traded Fund	0.5%
Forward Currency Contracts††	0.0%
Other assets in excess of liabilities	0.5%
100.0%

Top Industries†††

Equity Real Estate Investment Trusts (REITs)	7.4%
Insurance	7.1%
Electric Utilities	6.9%
Oil, Gas & Consumable Fuels	6.6%
Health Care Providers & Services	5.9%
Banks	5.2%
Health Care Equipment & Supplies	3.9%
Containers & Packaging	3.5%
Media	3.3%
Food Products	3.3%
Other Industries*	46.9%
100.0%

Top Holdings†††

Zimmer Biomet Holdings, Inc.	2.9%
EQT Corp.	2.0%
Ally Financial, Inc.	1.8%
AerCap Holdings NV	1.7%
Universal Health Services, Inc., Class B	1.7%
TransDigm Group, Inc.	1.6%
FirstEnergy Corp.	1.6%
FNF Group	1.6%
PG&E Corp.	1.5%
Murphy Oil Corp.	1.3%
Other Holdings*	82.3%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	NVIT Multi-Manager Mid Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Mid Cap Value Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)
Class I Shares	Actual	(b)	1,000.00	995.60	4.70	0.95
	Hypothetical	(b)(c)	1,000.00	1,020.08	4.76	0.95
Class II Shares	Actual	(b)	1,000.00	995.60	5.24	1.06
	Hypothetical	(b)(c)	1,000.00	1,019.54	5.31	1.06
Class Y Shares	Actual	(b)	1,000.00	997.40	3.91	0.79
	Hypothetical	(b)(c)	1,000.00	1,020.88	3.96	0.79

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT Multi-Manager Mid Cap Value Fund

Common Stocks 96.0%

	Shares	Value

Aerospace & Defense 1.9%
Textron, Inc.	24,410	$1,608,863
TransDigm Group, Inc.	26,423	9,119,634

		10,728,497

Airlines 1.9%
Alaska Air Group, Inc. (a)	110,650	6,682,154
Southwest Airlines Co.	33,313	1,694,965
United Continental Holdings, Inc.*	35,000	2,440,550

		10,817,669

Auto Components 1.4%
Aptiv plc	4,646	425,713
Dana, Inc.	229,282	4,629,204
Delphi Technologies plc	63,933	2,906,394

		7,961,311

Automobiles 0.2%
Honda Motor Co. Ltd., ADR-JP	42,169	1,234,287

Banks 5.2%
Bank of Hawaii Corp.	24,178	2,016,929
BB&T Corp.	63,416	3,198,703
CIT Group, Inc.	110,033	5,546,764
Comerica, Inc.	7,690	699,175
Commerce Bancshares, Inc.	30,603	1,980,320
Fifth Third Bancorp	113,582	3,259,803
M&T Bank Corp.	13,158	2,238,834
Pinnacle Financial Partners, Inc. (a)	33,809	2,074,182
Signature Bank*	28,876	3,692,663
SunTrust Banks, Inc.	26,718	1,763,922
UMB Financial Corp.	18,115	1,380,906
Westamerica Bancorp (a)	28,686	1,621,046

		29,473,247

Beverages 0.8%
Molson Coors Brewing Co., Class B	63,391	4,313,124

Biotechnology 0.4%
United Therapeutics Corp.*	21,100	2,387,465

Building Products 0.6%
Johnson Controls International plc	101,689	3,401,497

Capital Markets 1.8%
Ameriprise Financial, Inc.	16,532	2,312,496
E*TRADE Financial Corp.*	14,500	886,820
Invesco Ltd.	125,181	3,324,807
Northern Trust Corp.	35,786	3,682,022

		10,206,145

Chemicals 2.3%
Ashland Global Holdings, Inc. (a)	74,152	5,797,203
Eastman Chemical Co.	41,123	4,110,655
PPG Industries, Inc.	32,900	3,412,717

		13,320,575

Commercial Services & Supplies 1.6%
Republic Services, Inc.	101,957	6,969,781
Stericycle, Inc.*	36,500	2,383,085

		9,352,866

Common Stocks (continued)

	Shares	Value

Communications Equipment 0.5%
ARRIS International plc*	117,712	$2,877,470

Consumer Finance 1.8%
Ally Financial, Inc.	380,291	9,990,245

Containers & Packaging 3.5%
Ball Corp.	80,500	2,861,775
Bemis Co., Inc.	30,550	1,289,515
Graphic Packaging Holding Co.	160,005	2,321,673
Owens-Illinois, Inc.*	254,170	4,272,598
Packaging Corp. of America	38,112	4,260,540
Sonoco Products Co.	37,844	1,986,810
WestRock Co.	51,880	2,958,198

		19,951,109

Distributors 0.6%
Genuine Parts Co.	17,526	1,608,712
LKQ Corp.*	59,100	1,885,290

		3,494,002

Diversified Consumer Services 0.9%
Adtalem Global Education, Inc.*	70,301	3,381,478
H&R Block, Inc.	63,900	1,455,642

		4,837,120

Diversified Financial Services 0.3%
Voya Financial, Inc.	30,400	1,428,800

Electric Utilities 6.9%
Alliant Energy Corp.	87,300	3,694,536
Edison International	28,077	1,776,432
Evergy, Inc.	112,410	6,311,821
Eversource Energy	13,688	802,253
FirstEnergy Corp. (a)	246,548	8,853,539
PG&E Corp.	195,303	8,312,096
Pinnacle West Capital Corp.	16,154	1,301,366
PPL Corp.	193,700	5,530,135
Xcel Energy, Inc.	52,776	2,410,808

		38,992,986

Electrical Equipment 1.2%
Eaton Corp. plc	21,744	1,625,146
Emerson Electric Co.	30,292	2,094,389
Hubbell, Inc.	31,666	3,348,363

		7,067,898

Electronic Equipment, Instruments & Components 1.6%
Avnet, Inc.	59,800	2,564,822
Keysight Technologies, Inc.* (a)	94,694	5,589,787
TE Connectivity Ltd.	12,425	1,118,995

		9,273,604

Energy Equipment & Services 1.5%
Baker Hughes a GE Co.	62,498	2,064,309
National Oilwell Varco, Inc.	47,391	2,056,769
Weatherford International plc* (a)	1,326,038	4,362,665

		8,483,743

5

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager Mid Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Equity Real Estate Investment Trusts (REITs) 7.4%
American Tower Corp.	7,880	$1,136,059
AvalonBay Communities, Inc.	26,410	4,539,615
Colony Capital, Inc.	507,700	3,168,048
Empire State Realty Trust, Inc., Class A	31,608	540,497
EPR Properties	93,794	6,076,913
Iron Mountain, Inc.	56,200	1,967,562
JBG SMITH Properties	78,500	2,862,895
Lamar Advertising Co., Class A	86,542	5,911,684
MGM Growth Properties LLC, Class A	168,665	5,137,536
Piedmont Office Realty Trust, Inc., Class A	65,390	1,303,223
Uniti Group, Inc.	94,500	1,892,835
VEREIT, Inc.	566,200	4,212,528
Weyerhaeuser Co.	91,002	3,317,933

		42,067,328

Food & Staples Retailing 2.1%
Casey’s General Stores, Inc.	43,900	4,613,012
Sysco Corp.	36,290	2,478,244
US Foods Holding Corp.*	132,207	5,000,069

		12,091,325

Food Products 3.3%
Conagra Brands, Inc.	81,150	2,899,490
General Mills, Inc.	32,337	1,431,236
JM Smucker Co. (The)	38,865	4,177,210
Kellogg Co.	76,683	5,357,841
Mondelez International, Inc., Class A	50,850	2,084,850
Orkla ASA	213,155	1,866,526
Post Holdings, Inc.*	11,500	989,230

		18,806,383

Gas Utilities 1.1%
Atmos Energy Corp.	10,051	905,997
Spire, Inc.	14,489	1,023,648
UGI Corp.	82,689	4,305,616

		6,235,261

Health Care Equipment & Supplies 3.9%
DENTSPLY SIRONA, Inc.	84,786	3,711,083
Siemens Healthineers AG Reg. S* (b)	16,689	688,889
STERIS plc	13,730	1,441,787
Zimmer Biomet Holdings, Inc. (a)	145,660	16,232,351

		22,074,110

Health Care Providers & Services 5.9%
AmerisourceBergen Corp.	29,000	2,472,830
Cardinal Health, Inc.	115,733	5,651,242
Express Scripts Holding Co.*	20,758	1,602,725
HCA Healthcare, Inc.	7,885	809,001
Henry Schein, Inc.*	18,318	1,330,620
Laboratory Corp. of America Holdings*	14,500	2,603,185
LifePoint Health, Inc.*	42,972	2,097,034
McKesson Corp.	11,423	1,523,828
MEDNAX, Inc.*	117,605	5,089,944
Quest Diagnostics, Inc.	9,006	990,120
Universal Health Services, Inc., Class B	84,615	9,429,496

		33,600,025

Common Stocks (continued)

	Shares	Value

Hotels, Restaurants & Leisure 1.3%
Caesars Entertainment Corp.*	266,300	$2,849,410
Wyndham Destinations, Inc.	97,793	4,329,296

		7,178,706

Household Durables 1.0%
DR Horton, Inc.	100,956	4,139,196
PulteGroup, Inc.	43,531	1,251,516

		5,390,712

Household Products 1.2%
Kimberly-Clark Corp.	12,967	1,365,944
Spectrum Brands Holdings, Inc. (a)	67,379	5,499,474

		6,865,418

Independent Power and Renewable Electricity Producers 0.5%
AES Corp.	207,200	2,778,552

Insurance 7.1%
Aflac, Inc.	26,740	1,150,355
Alleghany Corp.	7,300	4,197,281
Allstate Corp. (The)	16,300	1,487,701
Arch Capital Group Ltd.*	71,500	1,891,890
Arthur J Gallagher & Co.	18,445	1,204,090
Assurant, Inc. (a)	35,407	3,664,271
Brown & Brown, Inc.	33,622	932,338
Chubb Ltd.	19,269	2,447,548
FNF Group	234,689	8,829,000
Loews Corp.	68,000	3,283,040
Markel Corp.*	2,100	2,277,135
ProAssurance Corp.	14,342	508,424
Progressive Corp. (The)	48,000	2,839,200
Reinsurance Group of America, Inc.	9,463	1,263,121
Torchmark Corp.	6,612	538,283
Travelers Cos., Inc. (The)	3,471	424,642
Willis Towers Watson plc	22,827	3,460,573

		40,398,892

Internet & Direct Marketing Retail 0.4%
Liberty Expedia Holdings, Inc., Class A*	53,380	2,345,517

IT Services 1.7%
Alliance Data Systems Corp.	19,287	4,497,728
Leidos Holdings, Inc.	57,900	3,416,100
MAXIMUS, Inc.	30,000	1,863,300

		9,777,128

Machinery 2.3%
Cummins, Inc.	12,113	1,611,029
Dover Corp. (a)	72,374	5,297,777
IMI plc	91,855	1,371,610
Ingersoll-Rand plc	18,076	1,621,959
PACCAR, Inc.	13,953	864,528
Parker-Hannifin Corp.	1,953	304,375
Trinity Industries, Inc.	57,700	1,976,802

		13,048,080

Media 3.3%
Altice USA, Inc., Class A	196,529	3,352,785
AMC Networks, Inc., Class A*	28,500	1,772,700

6

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager Mid Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Media (continued)
Discovery, Inc., Class C*	123,000	$3,136,500
DISH Network Corp., Class A*	122,700	4,123,947
Liberty Media Corp-Liberty SiriusXM, Class C*	29,600	1,342,656
News Corp., Class A	153,000	2,371,500
Viacom, Inc., Class B	93,400	2,816,944

		18,917,032

Mortgage Real Estate Investment Trusts (REITs) 1.1%
Annaly Capital Management, Inc.	361,000	3,714,690
MFA Financial, Inc.	345,563	2,619,368

		6,334,058

Multiline Retail 0.3%
Target Corp.	19,449	1,480,458

Multi-Utilities 0.9%
Ameren Corp.	19,108	1,162,722
NorthWestern Corp.	34,354	1,966,766
WEC Energy Group, Inc.	31,400	2,030,010

		5,159,498

Oil, Gas & Consumable Fuels 6.5%
Anadarko Petroleum Corp.	20,521	1,503,163
Antero Resources Corp.*	154,600	3,300,710
Cimarex Energy Co.	17,858	1,816,873
Devon Energy Corp.	50,906	2,237,828
EQT Corp.	207,333	11,440,635
Imperial Oil Ltd.	40,306	1,339,803
Marathon Petroleum Corp.	7,265	509,713
Murphy Oil Corp.	211,751	7,150,831
Noble Energy, Inc.	65,072	2,295,740
Occidental Petroleum Corp.	8,432	705,590
Range Resources Corp.	109,400	1,830,262
Williams Cos., Inc. (The)	106,900	2,898,059

		37,029,207

Road & Rail 0.4%
Heartland Express, Inc.	81,552	1,512,790
Norfolk Southern Corp.	6,123	923,777

		2,436,567

Semiconductors & Semiconductor Equipment 2.3%
Applied Materials, Inc.	10,776	497,743
Lam Research Corp.	5,002	864,596
Marvell Technology Group Ltd. (a)	299,534	6,422,009
Maxim Integrated Products, Inc.	38,351	2,249,669
Microchip Technology, Inc.	14,446	1,313,864
Teradyne, Inc.	41,999	1,598,902

		12,946,783

Software 0.4%
Dell Technologies, Inc., Class V*	16,000	1,353,280
Open Text Corp.	26,500	932,535

		2,285,815

Specialty Retail 1.8%
Aaron’s, Inc.	110,724	4,810,958

Common Stocks (continued)

	Shares	Value

Specialty Retail (continued)
Advance Auto Parts, Inc.	24,285	$3,295,474
Foot Locker, Inc.	35,000	1,842,750

		9,949,182

Technology Hardware, Storage & Peripherals 0.6%
HP, Inc.	42,383	961,670
NCR Corp.*	79,600	2,386,408

		3,348,078

Thrifts & Mortgage Finance 0.2%
Capitol Federal Financial, Inc.	106,197	1,397,552

Trading Companies & Distributors 2.1%
AerCap Holdings NV*	181,641	9,835,860
MSC Industrial Direct Co., Inc., Class A	26,240	2,226,464

		12,062,324

Total Common Stocks (cost $506,333,809)		545,597,651

Exchange Traded Fund 0.5%
Exchange Traded Fund 0.5%
iShares Russell Mid-Cap Value ETF	31,044	2,747,084

Total Exchange Traded Fund (cost $2,756,353)		2,747,084

Repurchase Agreements 3.0%

	Principal Amount

ML Pierce Fenner & Smith, Inc., 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $9,193,305, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $9,375,514. (c)(d)	$9,191,680	9,191,680
NatWest Markets Securities, Inc., 1.90%, dated 6/27/2018, due 7/3/2018, repurchase price $2,000,634, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.63%, maturing 3/31/2020 - 8/15/2043; total market value $2,040,036. (c)(d)	2,000,000	2,000,000
Nomura Securities International, Inc., 2.10%, dated 6/29/2018, due 7/2/2018, repurchase price $3,000,525, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 8.00%, maturing 7/31/2018 - 8/15/2047; total market value $3,060,000. (c)(d)	3,000,000	3,000,000

7

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager Mid Cap Value Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

Pershing LLC, 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $3,000,516, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 11.50%, maturing 7/25/2019 - 4/20/2068; total market value $3,060,000. (c)(d)	$3,000,000	$3,000,000

Total Repurchase Agreements (cost $17,191,680)		17,191,680

Total Investments (cost $526,281,842) — 99.5%		565,536,415

Other assets in excess of liabilities — 0.5%		2,966,133

NET ASSETS — 100.0%		$568,502,548

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at June 30, 2018. The total value of securities on loan at June 30, 2018 was $23,926,775, which was collateralized by cash used to purchase repurchase agreements with a total value of $17,191,680 and by $7,629,054 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 4.75%, and maturity dates ranging from 7/5/2018 - 5/15/2047, a total value of $24,820,734.

(b)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at June 30, 2018 was $688,889 which represents 0.12% of net assets.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2018 was $17,191,680.

(d)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

ETF	Exchange Traded Fund

JP	Japan
Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

8

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager Mid Cap Value Fund (Continued)

Forward foreign currency contracts outstanding as of June 30, 2018

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
CAD	65,768	USD	49,506	Morgan Stanley Co., Inc.	9/28/2018	596
EUR	14,257	USD	16,731	Credit Suisse International	9/28/2018	30
USD	610,465	EUR	518,556	Credit Suisse International	9/28/2018	827
USD	1,177,982	GBP	883,880	Morgan Stanley Co., Inc.	9/28/2018	6,883
USD	761,947	JPY	83,191,703	Morgan Stanley Co., Inc.	9/28/2018	5,851
USD	1,621,767	NOK	13,102,824	Goldman Sachs International	9/28/2018	7,264

Total unrealized appreciation						21,451

GBP	23,459	USD	31,177	Morgan Stanley Co., Inc.	9/28/2018	(94)
JPY	3,070,036	USD	28,132	Morgan Stanley Co., Inc.	9/28/2018	(229)
USD	1,200,355	CAD	1,597,192	Morgan Stanley Co., Inc.	9/28/2018	(16,384)

Total unrealized depreciation						(16,707)

Net unrealized appreciation						4,744

Currency:

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

NOK	Norwegian Krone

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT Multi-Manager Mid Cap Value Fund
Assets:
Investment securities, at value* (cost $509,090,162)	$548,344,735
Repurchase agreements, at value (cost $17,191,680)	17,191,680
Cash	18,477,239
Interest and dividends receivable	1,132,837
Security lending income receivable	8,126
Receivable for investments sold	3,884,050
Receivable for capital shares issued	19,040
Unrealized appreciation on forward foreign currency contracts (Note 2)	21,451
Reimbursement from investment adviser (Note 3)	5,369
Prepaid expenses	5,581

Total Assets	589,090,108

Liabilities:
Payable for investments purchased	2,537,683
Payable for capital shares redeemed	328,883
Unrealized depreciation on forward foreign currency contracts (Note 2)	16,707
Payable upon return of securities loaned (Note 2)	17,191,680
Accrued expenses and other payables:
Investment advisory fees	348,043
Fund administration fees	29,856
Distribution fees	81,961
Administrative servicing fees	4,872
Accounting and transfer agent fees	53
Trustee fees	3,196
Custodian fees	7,497
Compliance program costs (Note 3)	883
Professional fees	15,507
Printing fees	16,271
Other	4,468

Total Liabilities	20,587,560

Net Assets	$568,502,548

Represented by:
Capital	$363,023,822
Accumulated undistributed net investment income	7,582,161
Accumulated net realized gains from investment securities, futures contracts, forward currency contracts and foreign currency transactions	158,637,279
Net unrealized appreciation/(depreciation) in investment securities	39,254,573
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	4,744
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(31)

Net Assets	$568,502,548

*	Includes value of securities on loan of $23,926,775 (Note 2).

10

Statement of Assets and Liabilities (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager Mid Cap Value Fund
Net Assets:
Class I Shares	$13,803,337
Class II Shares	393,818,371
Class Y Shares	160,880,840

Total	$568,502,548

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	1,226,907
Class II Shares	34,859,944
Class Y Shares	14,176,369

Total	50,263,220

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.25
Class II Shares	$11.30
Class Y Shares	$11.35

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT Multi-Manager Mid Cap Value Fund
INVESTMENT INCOME:
Dividend income	$8,931,074
Interest income	214,278
Income from securities lending (Note 2)	34,519
Foreign tax withholding	(31,566)

Total Income	9,148,305

EXPENSES:
Investment advisory fees	3,448,305
Fund administration fees	156,498
Distribution fees Class II Shares	503,288
Administrative servicing fees Class I Shares	10,765
Administrative servicing fees Class II Shares	20,134
Professional fees	35,245
Printing fees	19,949
Trustee fees	15,405
Custodian fees	19,648
Accounting and transfer agent fees	2,817
Compliance program costs (Note 3)	1,957
Other	12,528

Total expenses before fees waived and expenses reimbursed	4,246,539

Investment advisory fees waived (Note 3)	(59,845)
Expenses reimbursed by adviser (Note 3)	(5,369)

Net Expenses	4,181,325

NET INVESTMENT INCOME	4,966,980

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities (Note 9)	87,881,541
Expiration or closing of futures contracts (Note 2)	349,485
Settlement of forward foreign currency contracts (Note 2)	(10,489)
Foreign currency transactions (Note 2)	(1,327)

Net realized gains	88,219,210

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(104,205,116)
Forward foreign currency contracts (Note 2)	168,374
Translation of assets and liabilities denominated in foreign currencies	(564)

Net change in unrealized appreciation/depreciation	(104,037,306)

Net realized/unrealized losses	(15,818,096)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,851,116)

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT Multi-Manager Mid Cap Value Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$4,966,980	$13,601,062
Net realized gains	88,219,210	94,569,934
Net change in unrealized appreciation/depreciation	(104,037,306)	33,934,250

Change in net assets resulting from operations	(10,851,116)	142,105,246

Distributions to Shareholders From:
Net investment income:
Class I	–	(163,683)
Class II	–	(4,615,434)
Class Y	–	(8,706,587)
Net realized gains:
Class I	–	(651,257)
Class II	–	(21,469,751)
Class Y	–	(32,650,095)

Change in net assets from shareholder distributions	–	(68,256,807)

Change in net assets from capital transactions	(504,746,148)	(87,280,724)

Change in net assets	(515,597,264)	(13,432,285)

Net Assets:
Beginning of period	1,084,099,812	1,097,532,097

End of period	$568,502,548	$1,084,099,812

Accumulated undistributed net investment income at end of period	$7,582,161	$2,615,181

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,909,058	$10,125,103
Dividends reinvested	–	814,940
Cost of shares redeemed	(3,603,183)	(4,000,915)

Total Class I Shares	(694,125)	6,939,128

Class II Shares
Proceeds from shares issued	1,972,897	10,512,324
Dividends reinvested	–	26,085,185
Cost of shares redeemed	(28,788,234)	(63,959,044)

Total Class II Shares	(26,815,337)	(27,361,535)

Class Y Shares
Proceeds from shares issued	3,319,346	12,528,785
Dividends reinvested	–	41,356,682
Cost of shares redeemed	(480,556,032)	(120,743,784)

Total Class Y Shares	(477,236,686)	(66,858,317)

Change in net assets from capital transactions	$(504,746,148)	$(87,280,724)

13

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Mid Cap Value Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	259,219	907,806
Reinvested	–	76,640
Redeemed	(318,623)	(356,048)

Total Class I Shares	(59,404)	628,398

Class II Shares
Issued	178,802	953,245
Reinvested	–	2,449,155
Redeemed	(2,556,041)	(5,747,180)

Total Class II Shares	(2,377,239)	(2,344,780)

Class Y Shares
Issued	293,902	1,117,415
Reinvested	–	3,858,120
Redeemed	(42,947,527)	(10,781,781)

Total Class Y Shares	(42,653,625)	(5,806,246)

Total change in shares	(45,090,268)	(7,522,628)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Mid Cap Value Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Six Months Ended June 30, 2018 (Unaudited)	$11.30	0.06	(0.11)	(0.05)	–	–	–	$11.25	(0.44%	)	$13,803,337	0.95%	1.14%	0.96%	30.18%
Year Ended December 31, 2017	$10.61	0.15	1.28	1.43	(0.14)	(0.60)	(0.74)	$11.30	13.95%		$14,532,915	0.94%	1.33%	0.95%	52.09%
Year Ended December 31, 2016	$10.03	0.15	1.55	1.70	(0.16)	(0.96)	(1.12)	$10.61	17.72%		$6,979,976	0.94%	1.42%	0.95%	58.02%
Year Ended December 31, 2015	$11.81	0.18	(0.52)	(0.34)	(0.15)	(1.29)	(1.44)	$10.03	(2.75%	)	$2,872,948	0.94%	1.55%	0.95%	52.50%
Year Ended December 31, 2014	$13.22	0.18	1.91	2.09	(0.19)	(3.31)	(3.50)	$11.81	17.15%		$1,740,819	0.94%	1.45%	0.95%	60.07%
Year Ended December 31, 2013	$10.32	0.17	3.48	3.65	(0.17)	(0.58)	(0.75)	$13.22	35.85%		$452,260	0.90%	1.39%	0.95%	113.76%

Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$11.35	0.06	(0.11)	(0.05)	–	–	–	$11.30	(0.44%	)	$393,818,371	1.06%	1.03%	1.07%	30.18%
Year Ended December 31, 2017	$10.65	0.12	1.31	1.43	(0.13)	(0.60)	(0.73)	$11.35	13.84%		$422,678,972	1.05%	1.11%	1.06%	52.09%
Year Ended December 31, 2016	$10.06	0.12	1.57	1.69	(0.14)	(0.96)	(1.10)	$10.65	17.59%		$421,646,285	1.05%	1.19%	1.06%	58.02%
Year Ended December 31, 2015	$11.84	0.15	(0.51)	(0.36)	(0.13)	(1.29)	(1.42)	$10.06	(2.89%	)	$405,754,649	1.04%	1.31%	1.06%	52.50%
Year Ended December 31, 2014	$13.24	0.18	1.89	2.07	(0.16)	(3.31)	(3.47)	$11.84	17.02%		$471,930,537	1.05%	1.38%	1.06%	60.07%
Year Ended December 31, 2013	$10.33	0.14	3.50	3.64	(0.15)	(0.58)	(0.73)	$13.24	35.68%		$445,255,404	1.02%	1.16%	1.07%	113.76%

Class Y Shares
Six Months Ended June 30, 2018 (Unaudited)	$11.38	0.06	(0.09)	(0.03)	–	–	–	$11.35	(0.26%	)	$160,880,840	0.79%	1.12%	0.81%	30.18%
Year Ended December 31, 2017	$10.68	0.15	1.30	1.45	(0.15)	(0.60)	(0.75)	$11.38	14.08%		$646,887,925	0.79%	1.37%	0.80%	52.09%
Year Ended December 31, 2016	$10.08	0.15	1.58	1.73	(0.17)	(0.96)	(1.13)	$10.68	17.93%		$668,905,836	0.79%	1.46%	0.80%	58.02%
Year Ended December 31, 2015	$11.86	0.18	(0.51)	(0.33)	(0.16)	(1.29)	(1.45)	$10.08	(2.63%	)	$638,497,493	0.79%	1.58%	0.80%	52.50%
Year Ended December 31, 2014	$13.25	0.21	1.90	2.11	(0.19)	(3.31)	(3.50)	$11.86	17.33%		$681,364,201	0.79%	1.63%	0.80%	60.07%
Year Ended December 31, 2013	$10.34	0.17	3.50	3.67	(0.18)	(0.58)	(0.76)	$13.25	35.97%		$617,701,603	0.76%	1.43%	0.81%	113.76%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expense ratios include expenses reimbursed to the Advisor.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Mid Cap Value Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund-of-funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

16

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at closing price on an exchange where such investments are traded. Equity securities, shares of exchange traded funds, and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To

17

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$10,728,497	$—	$—	$10,728,497
Airlines	10,817,669	—	—	10,817,669
Auto Components	7,961,311	—	—	7,961,311
Automobiles	1,234,287	—	—	1,234,287
Banks	29,473,247	—	—	29,473,247
Beverages	4,313,124	—	—	4,313,124
Biotechnology	2,387,465	—	—	2,387,465
Building Products	3,401,497	—	—	3,401,497
Capital Markets	10,206,145	—	—	10,206,145
Chemicals	13,320,575	—	—	13,320,575
Commercial Services & Supplies	9,352,866	—	—	9,352,866
Communications Equipment	2,877,470	—	—	2,877,470
Consumer Finance	9,990,245	—	—	9,990,245
Containers & Packaging	19,951,109	—	—	19,951,109
Distributors	3,494,002	—	—	3,494,002
Diversified Consumer Services	4,837,120	—	—	4,837,120
Diversified Financial Services	1,428,800	—	—	1,428,800
Electric Utilities	38,992,986	—	—	38,992,986
Electrical Equipment	7,067,898	—	—	7,067,898
Electronic Equipment, Instruments & Components	9,273,604	—	—	9,273,604
Energy Equipment & Services	8,483,743	—	—	8,483,743
Equity Real Estate Investment Trusts (REITs)	42,067,328	—	—	42,067,328

18

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Food & Staples Retailing	$12,091,325	$—	$—	$12,091,325
Food Products	16,939,857	1,866,526	—	18,806,383
Gas Utilities	6,235,261	—	—	6,235,261
Health Care Equipment & Supplies	21,385,221	688,889	—	22,074,110
Health Care Providers & Services	33,600,025	—	—	33,600,025
Hotels, Restaurants & Leisure	7,178,706	—	—	7,178,706
Household Durables	5,390,712	—	—	5,390,712
Household Products	6,865,418	—	—	6,865,418
Independent Power and Renewable Electricity Producers	2,778,552	—	—	2,778,552
Insurance	40,398,892	—	—	40,398,892
Internet & Direct Marketing Retail	2,345,517	—	—	2,345,517
IT Services	9,777,128	—	—	9,777,128
Machinery	11,676,470	1,371,610	—	13,048,080
Media	18,917,032	—	—	18,917,032
Mortgage Real Estate Investment Trusts (REITs)	6,334,058	—	—	6,334,058
Multiline Retail	1,480,458	—	—	1,480,458
Multi-Utilities	5,159,498	—	—	5,159,498
Oil, Gas & Consumable Fuels	37,029,207	—	—	37,029,207
Road & Rail	2,436,567	—	—	2,436,567
Semiconductors & Semiconductor Equipment	12,946,783	—	—	12,946,783
Software	2,285,815	—	—	2,285,815
Specialty Retail	9,949,182	—	—	9,949,182
Technology Hardware, Storage & Peripherals	3,348,078	—	—	3,348,078
Thrifts & Mortgage Finance	1,397,552	—	—	1,397,552
Trading Companies & Distributors	12,062,324	—	—	12,062,324
Total Common Stocks	$541,670,626	$3,927,025	$—	$545,597,651
Exchange Traded Fund	2,747,084	—	—	2,747,084
Forward Foreign Currency Contracts	—	21,451	—	21,451
Repurchase Agreements	—	17,191,680	—	17,191,680
Total Assets	$544,417,710	$21,140,156	$—	$565,557,866
Liabilities:
Forward Foreign Currency Contracts	$—	$(16,707)	$—	$(16,707)
Total Liabilities	$—	$(16,707)	$—	$(16,707)
Total	$544,417,710	$21,123,449	$—	$565,541,159

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six month ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

19

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or at the time of delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from settlement of forward foreign currency contracts” and “Net change in unrealized appreciation/depreciation in the value of forward foreign currency contracts,” if applicable.

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2018

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts	Unrealized appreciation from forward
Currency risk	foreign currency contracts	$21,451
Total		$21,451

20

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Assets:	Statement of Assets & Liabilities	Fair Value
Liabilities:
Forward Foreign Currency Contracts	Unrealized depreciation from forward
Currency risk	foreign currency contracts	$(16,707)
Total		$(16,707)

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2018

Realized Gains (Losses):	Total
Forward Foreign Currency Contracts
Currency risk	$(10,489)
Futures Contracts
Equity risk	$349,485
Total	$338,996

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2018

Unrealized Appreciation/Depreciation:	Total
Forward Foreign Currency Contracts
Currency risk	$168,374
Total	$168,374

The following table provides a summary of the Fund’s average volume of derivative instruments held during the six month ended June 30, 2018:

Forward Foreign Currency Contracts:
Average Settlement Value Purchased	$1,794,969
Average Settlement Value Sold	$10,485,087

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

21

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The following tables set forth the Fund’s net exposure by counterparty for forward foreign currency contracts that are subject to enforceable master netting arrangements or similar agreements as of June 30, 2018:

Offsetting of Financial Assets, Derivative Assets and Collateral Received by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Derivative Assets	Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Credit Suisse International	Forward Foreign Currency Contracts	$857	$—	$—	$857
Morgan Stanley Co., Inc.	Forward Foreign Currency Contracts	13,330	(13,330)	—	—
Goldman Sachs & Co.	Forward Foreign Currency Contracts	7,264	—	—	7,264
Total		$21,451	$(13,330)	$—	$8,121

Amounts designated as “—” are zero.

Offsetting of Financial Liabilities, Derivative Liabilities and Collateral Received by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Derivative Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Morgan Stanley Co., Inc.	Forward Foreign Currency Contracts	$(16,707)	$13,330	$—	$(3,377)
Total		$(16,707)	$13,330	$—	$(3,377)

Amounts designated as “—” are zero.

(d)	Securities Lending

During the six month ended June 30, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes

22

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2018, were $17,191,680, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the six month ended June 30, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to

23

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2018, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc., 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,833, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $357,000,000.

NatWest Markets Securities, Inc., 1.90%, dated 6/27/2018, due 7/3/2018, repurchase price $225,071,250, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.63%, maturing 3/31/2020 - 8/15/2043; total market value $229,504,042.

Nomura Securities International, Inc., 2.10%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,250, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 8.00%, maturing 7/31/2018 - 8/15/2047; total market value $357,000,008.

Pershing LLC, 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $450,077,250, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 11.50%, maturing 7/25/2019 - 4/20/2068; total market value $459,000,001.

At June 30, 2018, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$9,191,680	$—	$9,191,680	$(9,191,680)	$—
NatWest Markets Securities, Inc.	2,000,000	—	2,000,000	(2,000,000)	$—
Nomura Securities International, Inc.	3,000,000	—	3,000,000	(3,000,000)	$—
Pershing LLC	3,000,000	—	3,000,000	(3,000,000)	$—
Total	$17,191,680	$—	$17,191,680	$(17,191,680)	$—

Amounts designated as “—” are zero.

*	At June 30, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

24

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

25

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
American Century Investments Management, Inc.
Thompson, Siegel, Walmsley LLC
Wedge Capital Management, LLP

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six month ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.75%
$1 billion and more	0.73%

The Trust and NFA have entered into a written contract waiving 0.013% of investment advisory fees of the Fund until April 30, 2019. During the six month ended June 30, 2018, the waiver of such investment advisory fees by NFA amounted to $59,845, for which NFA shall not be entitled to later seek recoupment.

For the six month ended June 30, 2018, the Fund’s effective advisory fee rate before contractual fee waivers and expense reimbursements was 0.75%, and after contractual fee waivers was 0.74% and after contractual fee waivers and expense reimbursements stemming from the expense limitation agreement described below was 0.74%.

26

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.81% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

Six Months Ended June 30, 2018 Amount	Total
$5,369	$5,369

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six month ended June 30, 2018, NFM earned $156,498 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

27

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six month ended June 30, 2018, the Fund’s portion of such costs amounted to $1,957.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% for the average daily net assets of Class I and Class II shares of the Fund. For the six month ended June 30, 2018, the effective rate for administrative service fees was 0.15% and 0.01% for Class I and Class II shares, respectively, for a total amount of $30,899.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six month ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money

28

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six month ended June 30, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the six month ended June 30, 2018, the Fund had purchases of $267,066,645 and sales of $752,482,486 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final

29

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six month ended June 30, 2018.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the six month ended June 30, 2018, the Fund recaptured $110,999 of brokerage commissions.

10.  Federal Tax Information

As of June 30, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$542,965,238	$42,878,622	$(20,302,701)	$22,575,921

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under ”Line of Credit and Interfund Lending”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

30

Supplemental Information

June 30, 2018 (Unaudited)

NVIT Multi-Manager International Growth Fund

NVIT Multi-Manager International Value Fund

NVIT Multi-Manager Large Cap Growth Fund

NVIT Multi-Manager Large Cap Value Fund

NVIT Multi-Manager Mid Cap Growth Fund

NVIT Multi-Manager Mid Cap Value Fund

NVIT Multi-Manager Small Cap Growth Fund

NVIT Multi-Manager Small Cap Value Fund

NVIT Multi-Manager Small Company Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds and expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the Broadridge peer group provided an appropriate comparison.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the

31

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during a telephonic meeting in advance of the March 2018 meeting and during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the relevant Sub-Advisers. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Advisers; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with

32

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

the Adviser’s and/or the Sub-Advisers’ portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. The Trustees noted that each of NVIT Multi-Manager Large Cap Value Fund, NVIT Multi-Manager Mid Cap Growth Fund, NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Cap Value Fund, and NVIT Multi-Manager Small Company Fund ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2017. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period. As to the remaining Funds, the Trustees considered among other things the following additional information:

NVIT Multi-Manager International Growth Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance over the three-year period was due primarily to style factors with respect to one of the Fund’s two Sub-Advisers. They considered that the Adviser continues to have confidence in both Sub-Advisers and will monitor them closely going forward to determine whether assets might be allocated differently between them, or to another Sub-Adviser.

NVIT Multi-Manager International Value Fund. The Trustees noted that one of the Fund’s two Sub-Advisers was appointed in July 2017, and so did not make any performance determination with respect to that Sub-Adviser. With respect to the Fund’s other Sub-Adviser, the Trustees considered the Adviser’s statements that the Sub-Adviser’s underperformance was the result of its sector allocations and style factors and that the Sub-Adviser had begun to deliver positive relative returns in recent periods. The Trustees further considered that the Adviser continues to have confidence in both Sub-Advisers.

NVIT Multi-Manager Large Cap Growth Fund. The Trustees noted that one of the Fund’s three Sub-Advisers was appointed in April 2017, replacing a prior sub-adviser, and so did not make any performance determination with respect to that Sub-Adviser. The Trustees considered the Adviser’s statements that the two other Sub-Advisers had underperformed during the three-year period, both due to stock selection and style factors. They considered that the Adviser continues to have confidence in the Fund’s Sub-Advisers and will monitor them closely going forward to determine whether assets might be allocated differently between them, or to another Sub-Adviser.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Advisers’ responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted the Adviser’s statement that the total expense ratios (including 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) of the Funds, other than the NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Company Fund, ranked within the first quintile of the funds in the Funds’ Broadridge expense groups; the NVIT Multi-Manager Small Cap Growth Fund ranked in the second quintile; and the NVIT Multi-Manager Small Company Fund ranked in the middle of its peer funds. The Trustees also noted the Adviser’s statement that the actual advisory fee rates for all of the Funds ranked within the top three quintiles of their expense peer groups, or exceeded the 60th comparative

33

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

percentile by a relatively small amount. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints.

-        -         -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements.

34

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

35

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

36

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

37

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

38

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

39

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

40

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

41

Semiannual Report

June 30, 2018 (Unaudited)

NVIT Multi-Manager Small Cap Growth Fund

SAR-MM-SCG 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT Multi-Manager Small Cap Growth Fund

Asset Allocation†

Common Stocks	98.1%
Repurchase Agreements	11.3%
Exchange Traded Fund	0.3%
Rights††	0.0%
Liabilities in excess of other assets†††	(9.7)%
100.0%

Top Industries††††

Health Care Equipment & Supplies	9.2%
Internet Software & Services	7.3%
Software	7.2%
Biotechnology	6.2%
Hotels, Restaurants & Leisure	4.2%
Semiconductors & Semiconductor Equipment	3.8%
Machinery	3.2%
Banks	3.2%
Pharmaceuticals	2.7%
Specialty Retail	2.4%
Other Industries*	50.6%
100.0%

Top Holdings††††

ICU Medical, Inc.	1.3%
Insulet Corp.	1.1%
SiteOne Landscape Supply, Inc.	1.1%
HubSpot, Inc.	1.1%
2U, Inc.	1.0%
Integra LifeSciences Holdings Corp.	1.0%
Visteon Corp.	1.0%
Pool Corp.	0.9%
Monolithic Power Systems, Inc.	0.9%
Ollie’s Bargain Outlet Holdings, Inc.	0.9%
Other Holdings*	89.7%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Amount rounds to less than 0.1%.

†††	Please refer to the Statement of Assets and Liabilities for additional details.

††††	Percentages indicated are based upon total investments as of June 30, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	NVIT Multi-Manager Small Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for

Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Small Cap Growth Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)
Class I Shares	Actual	(b)	1,000.00	1,100.50	5.52	1.06
	Hypothetical	(b)(c)	1,000.00	1,019.54	5.31	1.06
Class II Shares	Actual	(b)	1,000.00	1,099.10	6.82	1.31
	Hypothetical	(b)(c)	1,000.00	1,018.30	6.56	1.31
Class Y Shares	Actual	(b)	1,000.00	1,101.10	4.69	0.90
	Hypothetical	(b)(c)	1,000.00	1,020.33	4.51	0.90

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT Multi-Manager Small Cap Growth Fund

Common Stocks 98.1%

	Shares	Value

Aerospace & Defense 2.5%
Aerojet Rocketdyne Holdings, Inc.*	20,296	$598,529
BWX Technologies, Inc.	27,920	1,739,974
HEICO Corp. (a)	26,140	1,906,390
Mercury Systems, Inc.*	39,560	1,505,654

		5,750,547

Air Freight & Logistics 0.3%
XPO Logistics, Inc.*	7,810	782,406

Auto Components 1.6%
Cooper Tire & Rubber Co. (a)	18,247	479,896
Tenneco, Inc.	19,479	856,297
Visteon Corp.*	18,308	2,366,126

		3,702,319

Banks 3.6%
FCB Financial Holdings, Inc., Class A*	16,844	990,427
First Busey Corp.	15,408	488,742
First Hawaiian, Inc. (a)	18,331	531,966
Great Western Bancorp, Inc.	13,977	586,894
IBERIABANK Corp.	9,397	712,292
Sterling Bancorp	58,624	1,377,664
Triumph Bancorp, Inc.*	11,123	453,262
Western Alliance Bancorp*	29,880	1,691,507
Wintrust Financial Corp.	13,780	1,199,549

		8,032,303

Biotechnology 6.8%
Abeona Therapeutics, Inc.* (a)	18,617	297,872
Agios Pharmaceuticals, Inc.* (a)	11,688	984,480
Amicus Therapeutics, Inc.* (a)	52,663	822,596
Aptinyx, Inc.*	9,000	217,530
Arena Pharmaceuticals, Inc.*	15,233	664,159
Audentes Therapeutics, Inc.*	11,055	422,412
Blueprint Medicines Corp.* (a)	10,972	696,503
Calithera Biosciences, Inc.*	19,154	95,770
Coherus Biosciences, Inc.*	18,157	254,198
Cytokinetics, Inc.*	24,621	204,354
Exact Sciences Corp.*	8,840	528,544
Five Prime Therapeutics, Inc.* (a)	21,146	334,318
Flexion Therapeutics, Inc.* (a)	13,025	336,696
G1 Therapeutics, Inc.* (a)	7,061	306,871
GlycoMimetics, Inc.* (a)	15,118	243,853
Heron Therapeutics, Inc.* (a)	20,820	808,857
Ironwood Pharmaceuticals, Inc.* (a)	20,462	391,234
Jounce Therapeutics, Inc.*	9,411	72,088
Karyopharm Therapeutics, Inc.*	11,493	195,266
Ligand Pharmaceuticals, Inc.* (a)	8,040	1,665,647
Loxo Oncology, Inc.*	8,217	1,425,485
Neurocrine Biosciences, Inc.* (a)	5,820	571,757
Portola Pharmaceuticals, Inc.* (a)	13,634	514,956
REGENXBIO, Inc.*	7,020	503,685
Repligen Corp.*	19,060	896,582
Rigel Pharmaceuticals, Inc.*	85,166	241,020
Spark Therapeutics, Inc.* (a)	8,366	692,370
Ultragenyx Pharmaceutical, Inc.*	11,999	922,363

		15,311,466

Common Stocks (continued)

	Shares	Value

Building Products 2.0%
American Woodmark Corp.*	7,293	$667,674
Armstrong World Industries, Inc.*	12,557	793,602
JELD-WEN Holding, Inc.*	26,094	746,027
Lennox International, Inc. (a)	5,960	1,192,894
Trex Co., Inc.* (a)	16,950	1,060,901

		4,461,098

Capital Markets 1.8%
Evercore, Inc., Class A	15,465	1,630,784
Hamilton Lane, Inc., Class A	13,360	640,879
Interactive Brokers Group, Inc., Class A	4,340	279,540
LPL Financial Holdings, Inc.	23,900	1,566,406

		4,117,609

Chemicals 1.3%
Ingevity Corp.*	17,590	1,422,327
OMNOVA Solutions, Inc.*	43,089	448,126
PolyOne Corp.	25,039	1,082,186

		2,952,639

Commercial Services & Supplies 1.3%
Advanced Disposal Services, Inc.*	20,420	506,008
Clean Harbors, Inc.*	13,094	727,372
Deluxe Corp.	5,353	354,422
Mobile Mini, Inc.	12,650	593,285
MSA Safety, Inc.	8,822	849,911

		3,030,998

Communications Equipment 0.2%
Lumentum Holdings, Inc.* (a)	7,129	412,769

Construction & Engineering 1.4%
Dycom Industries, Inc.*	7,150	675,746
Granite Construction, Inc.	20,190	1,123,775
MasTec, Inc.*	25,610	1,299,708

		3,099,229

Construction Materials 0.7%
Summit Materials, Inc., Class A*	59,764	1,568,805

Consumer Finance 1.1%
Green Dot Corp., Class A*	20,100	1,475,139
OneMain Holdings, Inc.*	12,969	431,738
SLM Corp.*	43,213	494,789

		2,401,666

Containers & Packaging 0.3%
Graphic Packaging Holding Co.	48,301	700,848

Distributors 1.3%
Core-Mark Holding Co., Inc.	28,432	645,406
Pool Corp.	15,440	2,339,160

		2,984,566

Diversified Consumer Services 1.3%
Bright Horizons Family Solutions, Inc.*	19,895	2,039,636
Sotheby’s*	15,680	852,051

		2,891,687

5

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager Small Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

Diversified Telecommunication Services 0.5%
ORBCOMM, Inc.*	35,474	$358,287
Vonage Holdings Corp.*	56,755	731,572

		1,089,859

Electrical Equipment 0.7%
AZZ, Inc.	13,898	603,868
Generac Holdings, Inc.* (a)	17,332	896,584

		1,500,452

Electronic Equipment, Instruments & Components 2.2%
ePlus, Inc.*	9,107	856,969
Fabrinet* (a)	18,682	689,179
II-VI, Inc.* (a)	12,008	521,748
Littelfuse, Inc.	4,930	1,124,927
Novanta, Inc.*	17,810	1,109,563
Rogers Corp.*	5,311	591,964

		4,894,350

Energy Equipment & Services 0.2%
ProPetro Holding Corp.* (a)	29,433	461,509

Equity Real Estate Investment Trusts (REITs) 0.7%
CoreSite Realty Corp.	4,169	462,009
Corporate Office Properties Trust	15,727	455,926
Sunstone Hotel Investors, Inc.	45,402	754,581

		1,672,516

Food & Staples Retailing 1.1%
Casey’s General Stores, Inc.	6,358	668,099
Performance Food Group Co.*	26,490	972,183
PriceSmart, Inc. (a)	9,436	853,958

		2,494,240

Food Products 0.6%
Hostess Brands, Inc.* (a)	48,747	662,959
Post Holdings, Inc.* (a)	6,984	600,764

		1,263,723

Health Care Equipment & Supplies 10.1%
AtriCure, Inc.*	26,032	704,166
AxoGen, Inc.*	8,640	434,160
Cantel Medical Corp. (a)	15,790	1,553,104
Cardiovascular Systems, Inc.*	21,711	702,134
Globus Medical, Inc., Class A*	22,714	1,146,148
Haemonetics Corp.*	8,180	733,582
ICU Medical, Inc.*	10,988	3,226,626
Inogen, Inc.*	7,110	1,324,806
Insulet Corp.*	32,768	2,808,218
Integra LifeSciences Holdings Corp.* (a)	37,816	2,435,729
iRhythm Technologies, Inc.*	13,140	1,066,048
Merit Medical Systems, Inc.*	22,879	1,171,405
Natus Medical, Inc.*	18,531	639,319
Neogen Corp.*	13,000	1,042,470
OraSure Technologies, Inc.*	35,177	579,365
Orthofix International NV*	11,097	630,532
Penumbra, Inc.*	9,370	1,294,466
Quidel Corp.*	18,350	1,220,275

		22,712,553

Common Stocks (continued)

	Shares	Value

Health Care Providers & Services 2.2%
AMN Healthcare Services, Inc.* (a)	10,420	$610,612
HealthEquity, Inc.* (a)	18,560	1,393,856
Molina Healthcare, Inc.* (a)	8,102	793,510
Providence Service Corp. (The)*	3,200	251,360
Tivity Health, Inc.*	16,620	585,024
US Physical Therapy, Inc.	6,720	645,120
WellCare Health Plans, Inc.*	2,910	716,558

		4,996,040

Health Care Technology 1.1%
HMS Holdings Corp.*	34,162	738,582
Medidata Solutions, Inc.* (a)	9,319	750,739
Omnicell, Inc.* (a)	18,035	945,936

		2,435,257

Hotels, Restaurants & Leisure 4.6%
BJ’s Restaurants, Inc.	10,100	606,000
Boyd Gaming Corp.	40,170	1,392,292
Choice Hotels International, Inc. (a)	16,500	1,247,400
Dunkin’ Brands Group, Inc. (a)	13,600	939,352
Marriott Vacations Worldwide Corp.	8,429	952,140
Papa John’s International, Inc.	12,493	633,645
Penn National Gaming, Inc.*	30,510	1,024,831
Planet Fitness, Inc., Class A*	12,970	569,902
Shake Shack, Inc., Class A* (a)	5,850	387,153
Texas Roadhouse, Inc.	9,110	596,796
Vail Resorts, Inc.	1,560	427,737
Wingstop, Inc.	31,770	1,655,852

		10,433,100

Household Durables 1.5%
Installed Building Products, Inc.* (a)	15,105	854,188
Roku, Inc.* (a)	11,150	475,213
TopBuild Corp.*	26,575	2,081,885

		3,411,286

Insurance 1.0%
James River Group Holdings Ltd.	19,218	755,075
Kinsale Capital Group, Inc.	11,053	606,368
Primerica, Inc.	9,170	913,332

		2,274,775

Internet Software & Services 8.0%
2U, Inc.*	30,884	2,580,667
Blucora, Inc.*	19,314	714,618
Carbonite, Inc.*	14,136	493,346
Cloudera, Inc.*	36,968	504,244
Coupa Software, Inc.*	11,330	705,179
Etsy, Inc.*	51,167	2,158,736
Five9, Inc.*	21,749	751,863
GrubHub, Inc.* (a)	12,190	1,278,853
Instructure, Inc.*	15,628	664,971
LogMeIn, Inc.	6,051	624,766
MINDBODY, Inc., Class A*	12,624	487,286
MongoDB, Inc.* (a)	30,380	1,507,759
New Relic, Inc.*	16,630	1,672,812
Okta, Inc.* (a)	14,883	749,657
Q2 Holdings, Inc.*	38,753	2,210,859
Trade Desk, Inc. (The), Class A*	6,458	605,760
TrueCar, Inc.*	40,613	409,785

		18,121,161

6

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager Small Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

IT Services 1.8%
Acxiom Corp.*	22,861	$684,687
CACI International, Inc., Class A*	5,059	852,695
EPAM Systems, Inc.*	7,577	942,048
ManTech International Corp., Class A	12,060	646,898
Science Applications International Corp.	10,999	890,149

		4,016,477

Life Sciences Tools & Services 1.6%
Bio-Techne Corp.	5,740	849,233
NanoString Technologies, Inc.*	26,003	355,721
PRA Health Sciences, Inc.*	17,040	1,590,855
Syneos Health, Inc.*	17,736	831,818

		3,627,627

Machinery 3.6%
Altra Industrial Motion Corp.	19,714	849,673
Astec Industries, Inc.	8,516	509,257
Chart Industries, Inc.*	8,690	535,999
Evoqua Water Technologies Corp.*	19,537	400,508
ITT, Inc.	25,117	1,312,866
John Bean Technologies Corp.	11,865	1,054,798
Milacron Holdings Corp.*	33,549	635,083
RBC Bearings, Inc.* (a)	11,790	1,518,670
Rexnord Corp.*	26,790	778,517
Welbilt, Inc.* (a)	20,050	447,316

		8,042,687

Metals & Mining 0.3%
Allegheny Technologies, Inc.* (a)	31,360	787,763

Multiline Retail 1.0%
BJ’s Wholesale Club Holdings, Inc.*	3,600	85,140
Ollie’s Bargain Outlet Holdings, Inc.* (a)	30,650	2,222,125

		2,307,265

Oil, Gas & Consumable Fuels 1.8%
Centennial Resource Development, Inc., Class A*	29,070	525,004
Matador Resources Co.*	33,650	1,011,183
Newfield Exploration Co.* (a)	22,993	695,538
PDC Energy, Inc.*	11,344	685,745
WildHorse Resource Development Corp.*	46,616	1,182,182

		4,099,652

Paper & Forest Products 0.7%
Boise Cascade Co.	17,609	787,122
Louisiana-Pacific Corp.	26,266	714,961

		1,502,083

Pharmaceuticals 3.0%
Aerie Pharmaceuticals, Inc.*	23,202	1,567,295
Amneal Pharmaceuticals, Inc.* (a)	36,221	594,387
Catalent, Inc.*	23,727	993,924
Dermira, Inc.*	19,373	178,231
Intersect ENT, Inc.*	28,266	1,058,562
Medicines Co. (The)* (a)	14,077	516,626
MyoKardia, Inc.*	12,269	609,156
Revance Therapeutics, Inc.* (a)	19,604	538,130
Supernus Pharmaceuticals, Inc.*	11,500	688,275

		6,744,586

Common Stocks (continued)

	Shares	Value

Professional Services 1.8%
ASGN, Inc.*	25,411	$1,986,886
Exponent, Inc. (a)	20,777	1,003,529
Huron Consulting Group, Inc.*	11,492	470,023
Insperity, Inc.	2,980	283,845
WageWorks, Inc.*	5,312	265,600

		4,009,883

Real Estate Management & Development 0.3%
HFF, Inc., Class A	17,708	608,270

Road & Rail 1.1%
Genesee & Wyoming, Inc., Class A*	9,906	805,556
Knight-Swift Transportation Holdings, Inc. (a)	11,125	425,086
Marten Transport Ltd.	26,795	628,343
Werner Enterprises, Inc.	18,980	712,699

		2,571,684

Semiconductors & Semiconductor Equipment 4.1%
Advanced Energy Industries, Inc.*	3,708	215,398
Axcelis Technologies, Inc.*	2,333	46,194
Cohu, Inc.	28,447	697,236
Diodes, Inc.*	16,158	556,966
Entegris, Inc.	60,429	2,048,543
FormFactor, Inc.*	62,788	835,080
MKS Instruments, Inc.	14,962	1,431,863
Monolithic Power Systems, Inc.	16,640	2,224,269
Silicon Laboratories, Inc.*	12,540	1,248,984

		9,304,533

Software 7.8%
8x8, Inc.*	24,341	488,037
Avalara, Inc.*	2,691	143,619
Blackbaud, Inc.	6,738	690,308
Blackline, Inc.* (a)	30,450	1,322,444
Everbridge, Inc.*	14,612	692,901
Fair Isaac Corp.*	5,009	968,340
ForeScout Technologies, Inc.* (a)	16,292	558,164
Guidewire Software, Inc.* (a)	18,650	1,655,747
HubSpot, Inc.* (a)	20,808	2,609,323
Paylocity Holding Corp.*	12,867	757,352
Pegasystems, Inc.	14,265	781,722
Pivotal Software, Inc., Class A*	16,734	406,134
Proofpoint, Inc.*	10,800	1,245,348
RealPage, Inc.* (a)	24,280	1,337,828
RingCentral, Inc., Class A*	26,060	1,833,321
Varonis Systems, Inc.*	21,560	1,606,220
Zendesk, Inc.*	11,562	630,013

		17,726,821

Specialty Retail 2.6%
Burlington Stores, Inc.*	11,020	1,658,841
Caleres, Inc.	19,488	670,192
Children’s Place, Inc. (The)	7,850	948,280
Five Below, Inc.*	10,318	1,008,172
Floor & Decor Holdings, Inc., Class A* (a)	21,041	1,037,952
Michaels Cos., Inc. (The)*	30,231	579,528

		5,902,965

7

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager Small Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

Textiles, Apparel & Luxury Goods 2.5%
Canada Goose Holdings, Inc.*	9,990	$587,911
Carter’s, Inc.	9,527	1,032,632
G-III Apparel Group Ltd.*	12,930	574,092
Oxford Industries, Inc.	10,014	830,962
Steven Madden Ltd.	26,960	1,431,576
Wolverine World Wide, Inc.	35,594	1,237,603

		5,694,776

Thrifts & Mortgage Finance 0.3%
MGIC Investment Corp.*	64,227	688,513

Trading Companies & Distributors 1.8%
Applied Industrial Technologies, Inc. (a)	10,898	764,495
BMC Stock Holdings, Inc.*	23,431	488,536
SiteOne Landscape Supply, Inc.* (a)	32,170	2,701,315

		3,954,346

Total Common Stocks (cost $186,448,112)		221,551,707

Exchange Traded Fund 0.3%
Exchange Traded Fund 0.3%
iShares Russell 2000 Growth ETF (a)	4,099	837,549

Total Exchange Traded Fund (cost $843,820)		837,549

Rights 0.0%†

	Number of Rights

Biotechnology 0.0%†
Dyax Corp., CVR* (b)(c)(d)	8,420	12,630

Total Rights (cost $—)		12,630

Repurchase Agreements 11.3%

	Principal Amount

ML Pierce Fenner & Smith, Inc., 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $6,499,379, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $6,628,195. (e)(f)	$6,498,230	6,498,230
NatWest Markets Securities, Inc., 1.90%, dated 6/27/2018, due 7/3/2018, repurchase price $7,002,217, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.63%, maturing 3/31/2020 - 8/15/2043; total market value $7,140,126. (e)(f)	7,000,000	7,000,000

Repurchase Agreements (continued)

	Principal Amount	Value

Nomura Securities International, Inc., 2.10%, dated 6/29/2018, due 7/2/2018, repurchase price $7,001,225, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 8.00%, maturing 7/31/2018 - 8/15/2047; total market value $7,140,000. (e)(f)	$7,000,000	$7,000,000
Pershing LLC, 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $5,000,859, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 11.50%, maturing 7/25/2019 - 4/20/2068; total market value $5,100,000. (e)(f)	5,000,000	5,000,000

Total Repurchase Agreements (cost $25,498,230)		25,498,230

Total Investments (cost $212,790,162) — 109.7%		247,900,116

Liabilities in excess of other assets — (9.7)%		(22,005,142)

NET ASSETS — 100.0%		$225,894,974

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at June 30, 2018. The total value of securities on loan at June 30, 2018 was $32,043,735, which was collateralized by cash used to purchase repurchase agreements with a total value of $25,498,230 and by $7,419,240 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.75%, and maturity dates ranging from 7/26/2018 - 2/15/2048, a total value of $32,917,470.

(b)	Fair valued security.

(c)	Illiquid security as deemed by the procedures approved by the Board of Trustees (unaudited).

(d)	Value determined using significant unobservable inputs.

(e)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2018 was $25,498,230.

(f)	Please refer to Note 2(c) for additional information on the joint repurchase agreement.
†	Amount rounds to less than 0.1%.

CVR	Contingent Value Rights

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

8

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT Multi-Manager Small Cap Growth Fund
Assets:
Investment securities, at value* (cost $187,291,932)	$222,401,886
Repurchase agreements, at value (cost $25,498,230)	25,498,230
Cash	3,717,675
Interest and dividends receivable	63,665
Security lending income receivable	7,010
Receivable for investments sold	2,013,444
Receivable for capital shares issued	74,190
Prepaid expenses	2,080

Total Assets	253,778,180

Liabilities:
Payable for investments purchased	2,116,630
Payable for capital shares redeemed	43,101
Payable upon return of securities loaned (Note 2)	25,498,230
Accrued expenses and other payables:
Investment advisory fees	158,251
Fund administration fees	18,478
Distribution fees	8,334
Administrative servicing fees	17,708
Accounting and transfer agent fees	277
Trustee fees	555
Compliance program costs (Note 3)	266
Professional fees	13,222
Printing fees	4,768
Other	3,386

Total Liabilities	27,883,206

Net Assets	$225,894,974

Represented by:
Capital	$118,721,423
Accumulated net investment loss	(676,113)
Accumulated net realized gains from investment securities	72,739,710
Net unrealized appreciation/(depreciation) in investment securities	35,109,954

Net Assets	$225,894,974

*	Includes value of securities on loan of $32,043,735 (Note 2).

9

Statement of Assets and Liabilities (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager Small Cap Growth Fund
Net Assets:
Class I Shares	$76,331,275
Class II Shares	39,727,534
Class Y Shares	109,836,165

Total	$225,894,974

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	3,591,611
Class II Shares	2,000,752
Class Y Shares	5,043,420

Total	10,635,783

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$21.25
Class II Shares	$19.86
Class Y Shares	$21.78

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT Multi-Manager Small Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$678,299
Income from securities lending (Note 2)	65,690
Interest income	30,286

Total Income	774,275

EXPENSES:
Investment advisory fees	1,203,623
Fund administration fees	73,861
Distribution fees Class II Shares	47,643
Administrative servicing fees Class I Shares	54,527
Administrative servicing fees Class II Shares	28,586
Professional fees	19,024
Printing fees	7,852
Trustee fees	4,641
Custodian fees	5,596
Accounting and transfer agent fees	840
Compliance program costs (Note 3)	591
Other	3,604

Total Expenses	1,450,388

NET INVESTMENT LOSS	(676,113)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities (Note 9)	48,651,891
Net change in unrealized appreciation/depreciation in the value of investment securities	(20,260,101)

Net realized/unrealized gains	28,391,790

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$27,715,677

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT Multi-Manager Small Cap Growth Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment loss	$(676,113)	$(1,078,654)
Net realized gains	48,651,891	25,506,248
Net change in unrealized appreciation/depreciation	(20,260,101)	30,644,990

Change in net assets resulting from operations	27,715,677	55,072,584

Distributions to Shareholders From:
Net realized gains:
Class I	–	(499,474)
Class II	–	(272,426)
Class Y	–	(1,556,359)

Change in net assets from shareholder distributions	–	(2,328,259)

Change in net assets from capital transactions	(118,552,447)	100,203,134

Change in net assets	(90,836,770)	152,947,459

Net Assets:
Beginning of period	316,731,744	163,784,285

End of period	$225,894,974	$316,731,744

Accumulated net investment loss at end of period	$(676,113)	$–

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$11,577,191	$17,402,255
Dividends reinvested	–	499,474
Cost of shares redeemed	(12,685,410)	(15,691,709)

Total Class I Shares	(1,108,219)	2,210,020

Class II Shares
Proceeds from shares issued	2,900,566	4,961,661
Dividends reinvested	–	272,426
Cost of shares redeemed	(3,361,743)	(6,092,888)

Total Class II Shares	(461,177)	(858,801)

Class Y Shares
Proceeds from shares issued	844,349	120,374,577
Dividends reinvested	–	1,556,359
Cost of shares redeemed	(117,827,400)	(23,079,021)

Total Class Y Shares	(116,983,051)	98,851,915

Change in net assets from capital transactions	$(118,552,447)	$100,203,134

12

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Small Cap Growth Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	567,096	990,839
Reinvested	–	28,541
Redeemed	(625,398)	(896,665)

Total Class I Shares	(58,302)	122,715

Class II Shares
Issued	152,738	304,538
Reinvested	–	16,632
Redeemed	(176,567)	(379,663)

Total Class II Shares	(23,829)	(58,493)

Class Y Shares
Issued	41,404	6,853,441
Reinvested	–	86,899
Redeemed	(5,599,448)	(1,260,741)

Total Class Y Shares	(5,558,044)	5,679,599

Total change in shares	(5,640,175)	5,743,821

Amounts designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Small Cap Growth Fund

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Loss to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Six Months Ended June 30, 2018 (Unaudited)	$19.31	(0.05)	1.99	1.94	—	—	$21.25	10.05%	$76,331,275	1.06%	(0.53%	)	1.06%	34.41%
Year Ended December 31, 2017	$15.58	(0.09)	3.96	3.87	(0.14)	(0.14)	$19.31	24.92%	$70,486,445	1.06%	(0.49%	)	1.06%	79.84%
Year Ended December 31, 2016	$18.36	(0.09)	1.45	1.36	(4.14)	(4.14)	$15.58	8.30%	$54,945,124	1.11%	(0.51%	)	1.11%	72.15%
Year Ended December 31, 2015	$20.98	(0.08)	0.31	0.23	(2.85)	(2.85)	$18.36	0.76%	$56,614,269	1.09%	(0.40%	)	1.12%	69.99%
Year Ended December 31, 2014	$23.82	(0.10)	0.59	0.49	(3.33)	(3.33)	$20.98	2.81%	$56,243,955	1.08%	(0.46%	)	1.19%	68.80%
Year Ended December 31, 2013	$17.39	(0.12)	7.72	7.60	(1.17)	(1.17)	$23.82	44.29%	$60,034,897	1.11%	(0.60%	)	1.21%	119.53%

Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$18.07	(0.07)	1.86	1.79	—	—	$19.86	9.91%	$39,727,534	1.31%	(0.77%	)	1.31%	34.41%
Year Ended December 31, 2017	$14.62	(0.12)	3.71	3.59	(0.14)	(0.14)	$18.07	24.65%	$36,574,872	1.31%	(0.74%	)	1.31%	79.84%
Year Ended December 31, 2016	$17.51	(0.12)	1.37	1.25	(4.14)	(4.14)	$14.62	8.06%	$30,447,030	1.36%	(0.76%	)	1.36%	72.15%
Year Ended December 31, 2015	$20.18	(0.13)	0.31	0.18	(2.85)	(2.85)	$17.51	0.53%	$31,340,169	1.34%	(0.67%	)	1.38%	69.99%
Year Ended December 31, 2014	$23.10	(0.15)	0.56	0.41	(3.33)	(3.33)	$20.18	2.54%	$26,617,418	1.33%	(0.71%	)	1.44%	68.80%
Year Ended December 31, 2013	$16.93	(0.17)	7.51	7.34	(1.17)	(1.17)	$23.10	43.95%	$25,728,995	1.36%	(0.85%	)	1.46%	119.53%

Class Y Shares
Six Months Ended June 30, 2018 (Unaudited)	$19.78	(0.04)	2.04	2.00	—	—	$21.78	10.11%	$109,836,165	0.90%	(0.37%	)	0.90%	34.41%
Year Ended December 31, 2017	$15.93	(0.06)	4.05	3.99	(0.14)	(0.14)	$19.78	25.13%	$209,670,427	0.90%	(0.32%	)	0.90%	79.84%
Year Ended December 31, 2016	$18.66	(0.06)	1.47	1.41	(4.14)	(4.14)	$15.93	8.45%	$78,392,131	0.96%	(0.36%	)	0.96%	72.15%
Year Ended December 31, 2015	$21.24	(0.04)	0.31	0.27	(2.85)	(2.85)	$18.66	0.95%	$76,353,387	0.94%	(0.19%	)	0.99%	69.99%
Year Ended December 31, 2014	$24.04	(0.07)	0.60	0.53	(3.33)	(3.33)	$21.24	2.96%	$148,923,499	0.93%	(0.31%	)	1.04%	68.80%
Year Ended December 31, 2013	$17.51	(0.09)	7.79	7.70	(1.17)	(1.17)	$24.04	44.56%	$143,033,972	0.96%	(0.44%	)	1.06%	119.53%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60)separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Small Cap Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund-of-funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

15

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might

16

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$221,551,707	$—	$—	$221,551,707
Exchange Traded Fund	837,549	—	—	837,549
Repurchase Agreements	—	25,498,230	—	25,498,230
Rights	—	—	12,630	12,630
Total	$222,389,256	$25,498,230	$12,630	$247,900,116

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

	Rights	Total
Balance as of 12/31/2017	$12,630	$12,630
Accrued Accretion/(Amortization)	—	—
Realized Gain (Loss)	—	—
Change in Unrealized Appreciation/Depreciation	—	—
Purchases	—	—
Sales	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 6/30/2018	$12,630	$12,630
Change in Unrealized Appreciation/Depreciation for Investments Still Held as of 6/30/2018	$—	$—

Amounts designated as “—” are zero or have been rounded to zero.

17

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Securities Lending

During the six months ended June 30, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2018, were $25,498,230, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal

18

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(c)	Joint Repurchase Agreements

During the six months ended June 30, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2018, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc., 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,833, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $357,000,000.

NatWest Markets Securities, Inc., 1.90%, dated 6/27/2018, due 7/3/2018, repurchase price $225,071,250, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.63%, maturing 3/31/2020 - 8/15/2043; total market value $229,504,042.

Nomura Securities International, Inc., 2.10%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,250, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 8.00%, maturing 7/31/2018 - 8/15/2047; total market value $357,000,008.

Pershing LLC, 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $450,077,250, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 11.50%, maturing 7/25/2019 - 4/20/2068; total market value $459,000,001.

19

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

At June 30, 2018, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$6,498,230	$—	$6,498,230	$(6,498,230)	$—
NatWest Markets Securities, Inc.	7,000,000	—	7,000,000	(7,000,000)	—
Nomura Securities International, Inc.	7,000,000	—	7,000,000	(7,000,000)	—
Pershing LLC	5,000,000	—	5,000,000	(5,000,000)	—
Total	$25,498,230	$—	$25,498,230	$(25,498,230)	$—

Amounts designated as “—” are zero.

*

At June 30, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

20

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

21

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Oppenheimer Funds, Inc.
Wellington Management Company, LLP

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.84%
$200 million and more	0.79%

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate was 0.83%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.08% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer

22

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $73,861 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $591.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% for the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $83,113.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities,

23

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $98,168,526 and sales of $216,235,767 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

24

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the six months ended June 30, 2018, the Fund recaptured $116 of brokerage commissions.

10.  Federal Tax Information

As of June 30, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$213,250,596	$39,367,131	$(4,717,611)	$34,649,520

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under ”Line of Credit and Interfund Lending”).

25

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

26

Supplemental Information

June 30, 2018 (Unaudited)

NVIT Multi-Manager International Growth Fund

NVIT Multi-Manager International Value Fund

NVIT Multi-Manager Large Cap Growth Fund

NVIT Multi-Manager Large Cap Value Fund

NVIT Multi-Manager Mid Cap Growth Fund

NVIT Multi-Manager Mid Cap Value Fund

NVIT Multi-Manager Small Cap Growth Fund

NVIT Multi-Manager Small Cap Value Fund

NVIT Multi-Manager Small Company Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds and expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the Broadridge peer group provided an appropriate comparison.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the

27

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during a telephonic meeting in advance of the March 2018 meeting and during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the relevant Sub-Advisers. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Advisers; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with

28

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

the Adviser’s and/or the Sub-Advisers’ portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. The Trustees noted that each of NVIT Multi-Manager Large Cap Value Fund, NVIT Multi-Manager Mid Cap Growth Fund, NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Cap Value Fund, and NVIT Multi-Manager Small Company Fund ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2017. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period. As to the remaining Funds, the Trustees considered among other things the following additional information:

NVIT Multi-Manager International Growth Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance over the three-year period was due primarily to style factors with respect to one of the Fund’s two Sub-Advisers. They considered that the Adviser continues to have confidence in both Sub-Advisers and will monitor them closely going forward to determine whether assets might be allocated differently between them, or to another Sub-Adviser.

NVIT Multi-Manager International Value Fund. The Trustees noted that one of the Fund’s two Sub-Advisers was appointed in July 2017, and so did not make any performance determination with respect to that Sub-Adviser. With respect to the Fund’s other Sub-Adviser, the Trustees considered the Adviser’s statements that the Sub-Adviser’s underperformance was the result of its sector allocations and style factors and that the Sub-Adviser had begun to deliver positive relative returns in recent periods. The Trustees further considered that the Adviser continues to have confidence in both Sub-Advisers.

NVIT Multi-Manager Large Cap Growth Fund. The Trustees noted that one of the Fund’s three Sub-Advisers was appointed in April 2017, replacing a prior sub-adviser, and so did not make any performance determination with respect to that Sub-Adviser. The Trustees considered the Adviser’s statements that the two other Sub-Advisers had underperformed during the three-year period, both due to stock selection and style factors. They considered that the Adviser continues to have confidence in the Fund’s Sub-Advisers and will monitor them closely going forward to determine whether assets might be allocated differently between them, or to another Sub-Adviser.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Advisers’ responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted the Adviser’s statement that the total expense ratios (including 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) of the Funds, other than the NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Company Fund, ranked within the first quintile of the funds in the Funds’ Broadridge expense groups; the NVIT Multi-Manager Small Cap Growth Fund ranked in the second quintile; and the NVIT Multi-Manager Small Company Fund ranked in the middle of its peer funds. The Trustees also noted the Adviser’s statement that the actual advisory fee rates for all of the Funds ranked within the top three quintiles of their expense peer groups, or exceeded the 60th comparative

29

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

percentile by a relatively small amount. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints.

-        -         -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements.

30

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

31

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

32

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

33

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

34

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

35

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

36

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

37

Semiannual Report

June 30, 2018 (Unaudited)

NVIT Multi-Manager Small Cap Value Fund

SAR-MM-SCV 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT Multi-Manager Small Cap Value Fund

Asset Allocation†

Common Stocks	96.5%
Repurchase Agreements	9.7%
Master Limited Partnership	0.3%
Futures	(0.1)%
Liabilities in excess of other assets ††	(6.4)%
100.0%

Top Industries†††

Banks	13.6%
Equity Real Estate Investment Trusts (REITs)	8.3%
Machinery	4.1%
Commercial Services & Supplies	3.7%
Electronic Equipment, Instruments & Components	3.2%
Oil, Gas & Consumable Fuels	3.0%
Health Care Providers & Services	2.9%
Semiconductors & Semiconductor Equipment	2.8%
Insurance	2.7%
Energy Equipment & Services	2.5%
Other Industries*	53.2%
100.0%

Top Holdings†††

GEO Group, Inc. (The)	1.1%
Central Garden & Pet Co., Class A	1.0%
Tech Data Corp.	0.9%
CoreCivic, Inc.	0.8%
Benchmark Electronics, Inc.	0.8%
Hancock Whitney Corp.	0.8%
Oil States International, Inc.	0.7%
IBERIABANK Corp.	0.7%
American Equity Investment Life Holding Co.	0.7%
Quad/Graphics, Inc.	0.7%
Other Holdings*	91.8%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of June 30, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	NVIT Multi-Manager Small Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Small Cap Value Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)
Class I Shares	Actual	(b)	1,000.00	1,024.10	5.27	1.05
	Hypothetical	(b)(c)	1,000.00	1,019.59	5.26	1.05
Class II Shares	Actual	(b)	1,000.00	1,023.40	6.52	1.30
	Hypothetical	(b)(c)	1,000.00	1,018.35	6.51	1.30
Class IV Shares	Actual	(b)	1,000.00	1,024.10	5.27	1.05
	Hypothetical	(b)(c)	1,000.00	1,019.59	5.26	1.05
Class Y Shares	Actual	(b)	1,000.00	1,025.40	4.47	0.89
	Hypothetical	(b)(c)	1,000.00	1,020.38	4.46	0.89

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT Multi-Manager Small Cap Value Fund

Common Stocks 96.5%

	Shares	Value

Aerospace & Defense 1.4%
Engility Holdings, Inc.*	14,000	$428,960
Hexcel Corp.	28,821	1,913,138
Moog, Inc., Class A	14,375	1,120,675
Vectrus, Inc.*	44,000	1,356,080

		4,818,853

Airlines 0.5%
SkyWest, Inc.	33,000	1,712,700

Auto Components 2.6%
Cooper-Standard Holdings, Inc.*	18,000	2,352,060
Dana, Inc.	70,800	1,429,452
Dorman Products, Inc.* (a)	28,216	1,927,435
LCI Industries	22,286	2,009,083
Modine Manufacturing Co.*	6,400	116,800
Stoneridge, Inc.*	38,700	1,359,918

		9,194,748

Banks 14.5%
1st Source Corp.	1,840	98,311
Allegiance Bancshares, Inc.*	5,200	225,420
Bancorp, Inc. (The)*	99,000	1,035,540
Bank of Hawaii Corp.	21,129	1,762,581
Bank of Marin Bancorp	700	56,595
Bank of NT Butterfield & Son Ltd. (The)	51,600	2,359,152
Bank of the Ozarks (a)	46,807	2,108,187
Banner Corp.	4,600	276,598
Berkshire Hills Bancorp, Inc.	3,500	142,100
Boston Private Financial Holdings, Inc.	6,700	106,530
Cathay General Bancorp (a)	8,700	352,263
Central Valley Community Bancorp	4,100	86,756
Chemung Financial Corp. (a)	1,000	50,110
Community Trust Bancorp, Inc.	6,757	337,512
Customers Bancorp, Inc.*	12,140	344,533
Eagle Bancorp, Inc.*	31,884	1,954,489
East West Bancorp, Inc.	6,722	438,274
Enterprise Financial Services Corp.	29,900	1,613,105
Farmers National Banc Corp.	14,600	232,870
Fidelity Southern Corp.	40,184	1,021,075
Financial Institutions, Inc.	22,900	753,410
First Bancorp/NC	6,300	257,733
First Bancorp/PR*	266,000	2,034,900
First Business Financial Services, Inc.	8,900	231,400
First Citizens BancShares, Inc., Class A	1,000	403,300
First Commonwealth Financial Corp. (a)	15,800	245,058
First Community Bancshares, Inc.	10,500	334,530
First Financial Bancorp	10,800	331,020
First Financial Corp.	2,200	99,770
First Hawaiian, Inc. (a)	8,300	240,866
First Merchants Corp.	27,800	1,289,920
First Midwest Bancorp, Inc.	14,500	369,315
Flushing Financial Corp.	6,800	177,480
Franklin Financial Network, Inc.* (a)	5,800	218,080
Fulton Financial Corp. (a)	53,000	874,500
Great Southern Bancorp, Inc.	9,600	549,120
Green Bancorp, Inc.	37,800	816,480
Hancock Whitney Corp.	60,000	2,799,000
Hanmi Financial Corp.	68,490	1,941,692

Common Stocks (continued)

	Shares	Value

Banks (continued)
Heartland Financial USA, Inc. (a)	13,300	$729,505
Heritage Commerce Corp.	8,800	149,512
Hilltop Holdings, Inc. (a)	32,800	723,896
HomeTrust Bancshares, Inc.*	5,000	140,750
Hope Bancorp, Inc. (a)	62,787	1,119,492
Horizon Bancorp, Inc.	52,777	1,091,956
IBERIABANK Corp.	34,500	2,615,100
Independent Bank Corp./MA	6,500	509,600
Independent Bank Corp./MI	22,500	573,750
MB Financial, Inc.	2,681	125,203
Midland States Bancorp, Inc.	4,800	164,448
OFG Bancorp	23,300	327,365
Pacific Mercantile Bancorp*	7,700	75,075
PacWest Bancorp	7,646	377,865
Peoples Bancorp, Inc.	12,700	479,806
Preferred Bank	18,600	1,143,156
Premier Financial Bancorp, Inc.	2,973	55,506
Republic Bancorp, Inc., Class A	3,455	156,512
Shore Bancshares, Inc.	3,800	72,276
Sierra Bancorp	5,500	155,320
Simmons First National Corp., Class A	5,942	177,666
South State Corp.	1,674	144,383
Texas Capital Bancshares, Inc.*	18,907	1,729,991
Towne Bank	3,227	103,587
TriCo Bancshares (a)	35,200	1,318,240
TriState Capital Holdings, Inc.*	3,900	101,790
Triumph Bancorp, Inc.*	8,000	326,000
Trustmark Corp.	5,100	166,413
Umpqua Holdings Corp.	50,600	1,143,054
United Community Banks, Inc.	73,000	2,238,910
West Bancorporation, Inc.	4,200	105,630
Western Alliance Bancorp*	28,913	1,636,765
Wintrust Financial Corp.	26,100	2,272,005

		50,820,102

Biotechnology 1.4%
Abeona Therapeutics, Inc.* (a)	19,400	310,400
Acceleron Pharma, Inc.*	7,600	368,752
Acorda Therapeutics, Inc.*	15,400	441,980
AMAG Pharmaceuticals, Inc.* (a)	9,400	183,300
Bluebird Bio, Inc.* (a)	2,300	360,985
Corvus Pharmaceuticals, Inc.* (a)	21,800	239,364
Immune Design Corp.* (a)	76,900	349,895
Karyopharm Therapeutics, Inc.*	21,800	370,382
Lexicon Pharmaceuticals, Inc.* (a)	8,700	104,400
Minerva Neurosciences, Inc.*	55,100	454,575
Momenta Pharmaceuticals, Inc.*	26,300	537,835
Retrophin, Inc.* (a)	10,300	280,778
Rigel Pharmaceuticals, Inc.*	43,900	124,237
Sage Therapeutics, Inc.*	900	140,877
Spero Therapeutics, Inc.* (a)	24,600	360,882
Ultragenyx Pharmaceutical, Inc.*	1,100	84,557
Vanda Pharmaceuticals, Inc.*	4,200	80,010

		4,793,209

Building Products 0.6%
American Woodmark Corp.*	15,330	1,403,461
Armstrong Flooring, Inc.*	3,700	51,948
Universal Forest Products, Inc.	13,700	501,694

		1,957,103

5

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Capital Markets 2.0%
Artisan Partners Asset Management, Inc., Class A	33,199	$1,000,950
BGC Partners, Inc., Class A	40,600	459,592
BrightSphere Investment Group plc	21,400	305,164
Diamond Hill Investment Group, Inc.	6,752	1,312,791
Donnelley Financial Solutions, Inc.*	24,500	425,565
Houlihan Lokey, Inc.	5,100	261,222
Investment Technology Group, Inc. (a)	8,000	167,360
Ladenburg Thalmann Financial Services, Inc.	21,529	73,199
Morningstar, Inc.	11,202	1,436,656
Piper Jaffray Cos. (a)	11,100	853,035
Pzena Investment Management, Inc., Class A	64,974	598,411
Stifel Financial Corp.	2,600	135,850

		7,029,795

Chemicals 1.3%
Chemours Co. (The)	4,900	217,364
FutureFuel Corp.	17,100	239,571
Rayonier Advanced Materials, Inc. (a)	9,300	158,937
Trinseo SA	31,200	2,213,640
Valvoline, Inc.	76,509	1,650,299

		4,479,811

Commercial Services & Supplies 3.9%
ABM Industries, Inc.	25,000	729,500
ACCO Brands Corp.	173,600	2,404,360
BrightView Holdings, Inc.*	17,300	379,735
Casella Waste Systems, Inc., Class A*	56,616	1,449,936
Essendant, Inc.	26,800	354,296
Kimball International, Inc., Class B	9,100	147,056
Knoll, Inc.	53,237	1,107,862
LSC Communications, Inc.	123,162	1,928,717
Quad/Graphics, Inc.	121,250	2,525,637
RR Donnelley & Sons Co.	2,932	16,888
US Ecology, Inc. (a)	31,371	1,998,333
VSE Corp.	12,700	606,806

		13,649,126

Communications Equipment 0.6%
ADTRAN, Inc.	11,100	164,835
Ciena Corp.*	20,100	532,851
Comtech Telecommunications Corp.	8,600	274,168
InterDigital, Inc.	7,300	590,570
Ribbon Communications, Inc.*	99,867	711,053

		2,273,477

Construction & Engineering 1.3%
EMCOR Group, Inc.	23,000	1,752,140
HC2 Holdings, Inc.*	47,900	280,215
KBR, Inc. (a)	114,000	2,042,880
Tutor Perini Corp.*	24,808	457,708

		4,532,943

Construction Materials 0.4%
Summit Materials, Inc., Class A*	57,405	1,506,881

Common Stocks (continued)

	Shares	Value

Consumer Finance 1.1%
Credit Acceptance Corp.*	2,997	$1,059,140
Enova International, Inc.*	32,700	1,195,185
EZCORP, Inc., Class A* (a)	31,800	383,190
FirstCash, Inc. (a)	11,528	1,035,791
Green Dot Corp., Class A*	3,000	220,170

		3,893,476

Distributors 0.1%
Funko, Inc., Class A* (a)	26,700	335,085

Diversified Consumer Services 0.5%
K12, Inc.*	28,700	469,819
Service Corp. International	39,799	1,424,406

		1,894,225

Diversified Financial Services 0.1%
Marlin Business Services Corp.	6,700	199,995

Diversified Telecommunication Services 0.0%†
Frontier Communications Corp. (a)	20,000	107,200

Electric Utilities 1.3%
El Paso Electric Co.	11,100	656,010
IDACORP, Inc.	16,000	1,475,840
MGE Energy, Inc.	5,150	324,707
PNM Resources, Inc.	1,600	62,240
Portland General Electric Co.	43,800	1,872,888
Spark Energy, Inc., Class A (a)	35,200	343,200

		4,734,885

Electronic Equipment, Instruments & Components 3.4%
Benchmark Electronics, Inc.	99,175	2,890,951
Coherent, Inc.* (a)	11,110	1,737,826
Insight Enterprises, Inc.*	27,500	1,345,575
KEMET Corp.*	29,500	712,425
Kimball Electronics, Inc.*	26,150	478,545
Plexus Corp.* (a)	6,200	369,148
Sanmina Corp.*	29,411	861,743
Tech Data Corp.* (a)	39,250	3,223,210
Vishay Precision Group, Inc.*	13,100	499,765

		12,119,188

Energy Equipment & Services 2.7%
Core Laboratories NV	10,111	1,276,109
Diamond Offshore Drilling, Inc.* (a)	20,800	433,888
Exterran Corp.*	24,100	603,464
FTS International, Inc.*	20,400	290,496
Mammoth Energy Services, Inc.*	5,200	176,592
Matrix Service Co.*	14,900	273,415
McDermott International, Inc.*	64,766	1,272,652
Newpark Resources, Inc.*	96,389	1,045,821
Nine Energy Service, Inc.*	32,850	1,087,992
Ocean Rig UDW, Inc., Class A* (a)	13,300	392,084
Oil States International, Inc.* (a)	82,588	2,651,075

		9,503,588

Equity Real Estate Investment Trusts (REITs) 8.9%
American Assets Trust, Inc.	43,600	1,669,444
Armada Hoffler Properties, Inc.	70,800	1,054,920
Ashford Hospitality Trust, Inc.	213,600	1,730,160

6

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Braemar Hotels & Resorts, Inc.	52,800	$602,976
Cedar Realty Trust, Inc.	17,900	84,488
Chesapeake Lodging Trust	15,200	480,928
CoreCivic, Inc.	128,600	3,072,254
CorEnergy Infrastructure Trust, Inc.	2,100	78,960
CoreSite Realty Corp.	4,600	509,772
Cousins Properties, Inc.	111,770	1,083,051
CubeSmart	28,347	913,341
DCT Industrial Trust, Inc.	28,100	1,875,113
DiamondRock Hospitality Co.	132,800	1,630,784
EastGroup Properties, Inc.	1,500	143,340
First Industrial Realty Trust, Inc.	37,200	1,240,248
Franklin Street Properties Corp.	3,900	33,384
GEO Group, Inc. (The)	146,015	4,021,253
Getty Realty Corp.	39,800	1,121,166
Global Medical REIT, Inc.	20,300	179,858
Highwoods Properties, Inc.	11,300	573,249
Hudson Pacific Properties, Inc.	7,500	265,725
InfraREIT, Inc.	26,200	580,854
Kite Realty Group Trust	24,850	424,438
NexPoint Residential Trust, Inc.	12,158	345,895
Pennsylvania REIT	16,000	175,840
Preferred Apartment Communities, Inc., Class A	40,100	681,299
Ramco-Gershenson Properties Trust	25,800	340,818
Retail Opportunity Investments Corp.	15,400	295,064
Rexford Industrial Realty, Inc.	14,400	452,016
RLJ Lodging Trust	19,917	439,170
Summit Hotel Properties, Inc.	46,200	661,122
Sun Communities, Inc.	5,100	499,188
Sunstone Hotel Investors, Inc.	72,674	1,207,842
Tier REIT, Inc.	20,400	485,112
Urstadt Biddle Properties, Inc., Class A	11,600	262,508
Xenia Hotels & Resorts, Inc.	81,100	1,975,596

		31,191,176

Food & Staples Retailing 0.9%
Casey’s General Stores, Inc.	9,698	1,019,066
SpartanNash Co.	53,100	1,355,112
United Natural Foods, Inc.*	19,000	810,540

		3,184,718

Food Products 1.0%
B&G Foods, Inc. (a)	44,138	1,319,726
Dean Foods Co. (a)	37,500	394,125
Fresh Del Monte Produce, Inc.	13,600	605,880
J&J Snack Foods Corp.	7,139	1,088,484
Sanderson Farms, Inc.	1,400	147,210

		3,555,425

Gas Utilities 1.1%
New Jersey Resources Corp. (a)	31,600	1,414,100
Southwest Gas Holdings, Inc.	19,600	1,494,892
Spire, Inc.	8,300	586,395
WGL Holdings, Inc.	5,800	514,750

		4,010,137

Health Care Equipment & Supplies 1.6%
CONMED Corp.	13,253	970,120
Haemonetics Corp.*	6,000	538,080

Common Stocks (continued)

	Shares	Value

Health Care Equipment & Supplies (continued)
Integer Holdings Corp.*	1,900	$122,835
Lantheus Holdings, Inc.*	67,200	977,760
LeMaitre Vascular, Inc. (a)	41,469	1,388,382
LivaNova plc*	16,054	1,602,510

		5,599,687

Health Care Providers & Services 3.1%
American Renal Associates Holdings, Inc.* (a)	16,900	266,513
AMN Healthcare Services, Inc.*	16,811	985,125
Community Health Systems, Inc.* (a)	106,600	353,912
Cross Country Healthcare, Inc.*	20,800	234,000
Diplomat Pharmacy, Inc.* (a)	40,500	1,035,180
Encompass Health Corp.	29,517	1,998,891
Magellan Health, Inc.*	14,700	1,410,465
Molina Healthcare, Inc.* (a)	22,463	2,200,026
Owens & Minor, Inc.	82,000	1,370,220
Triple-S Management Corp., Class B*	11,200	437,472
WellCare Health Plans, Inc.*	2,700	664,848

		10,956,652

Health Care Technology 0.1%
Allscripts Healthcare Solutions, Inc.*	37,200	446,400

Hotels, Restaurants & Leisure 1.4%
Cheesecake Factory, Inc. (The)	18,933	1,042,451
Eldorado Resorts, Inc.* (a)	22,615	884,246
Lindblad Expeditions Holdings, Inc.*	76,463	1,013,135
Papa John’s International, Inc.	25,441	1,290,368
Penn National Gaming, Inc.*	8,000	268,720
Pinnacle Entertainment, Inc.*	8,600	290,078

		4,788,998

Household Durables 1.5%
Beazer Homes USA, Inc.*	55,200	814,200
Hamilton Beach Brands Holding Co., Class A	3,900	113,295
Hooker Furniture Corp.	11,100	520,590
KB Home	64,000	1,743,360
LGI Homes, Inc.* (a)	26,625	1,537,061
Lifetime Brands, Inc.	33,000	417,450

		5,145,956

Household Products 1.0%
Central Garden & Pet Co., Class A*	89,933	3,639,589

Independent Power and Renewable Electricity Producers 1.0%
Atlantic Power Corp.* (a)	54,000	118,800
NRG Yield, Inc., Class C	38,400	660,480
Ormat Technologies, Inc. (a)	21,200	1,127,628
Vistra Energy Corp.*	69,175	1,636,680

		3,543,588

Insurance 2.8%
American Equity Investment Life Holding Co.	72,100	2,595,600
CNO Financial Group, Inc.	90,900	1,730,736
FedNat Holding Co.	12,900	297,603
First American Financial Corp.	18,200	941,304
HCI Group, Inc.	7,800	324,246

7

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Insurance (continued)
Kinsale Capital Group, Inc.	4,500	$246,870
National General Holdings Corp.	4,600	121,118
Selective Insurance Group, Inc. (a)	12,200	671,000
Stewart Information Services Corp.	19,200	826,944
United Fire Group, Inc.	2,300	125,373
Universal Insurance Holdings, Inc.	61,144	2,146,154

		10,026,948

Internet & Direct Marketing Retail 1.0%
Liberty Expedia Holdings, Inc., Class A*	43,150	1,896,011
Liberty TripAdvisor Holdings, Inc., Class A*	24,000	386,400
PetMed Express, Inc. (a)	26,873	1,183,756

		3,466,167

Internet Software & Services 0.7%
Limelight Networks, Inc.*	188,200	841,254
Stamps.com, Inc.* (a)	6,205	1,570,175

		2,411,429

IT Services 1.5%
Sykes Enterprises, Inc.*	30,900	889,302
Travelport Worldwide Ltd.	107,100	1,985,634
Unisys Corp.* (a)	163,850	2,113,665
Virtusa Corp.* (a)	9,600	467,328

		5,455,929

Leisure Products 0.5%
Brunswick Corp.	25,178	1,623,477

Life Sciences Tools & Services 1.3%
Bio-Rad Laboratories, Inc., Class A*	6,705	1,934,661
Bio-Techne Corp.	9,532	1,410,259
Bruker Corp.	40,759	1,183,641

		4,528,561

Machinery 4.4%
Alamo Group, Inc.	13,135	1,186,879
FreightCar America, Inc.	5,800	97,382
Global Brass & Copper Holdings, Inc.	63,500	1,990,725
Hurco Cos., Inc.	1,500	67,125
Hyster-Yale Materials Handling, Inc.	5,300	340,525
John Bean Technologies Corp.	12,898	1,146,632
Kadant, Inc.	21,855	2,101,358
LB Foster Co., Class A*	4,200	96,390
Meritor, Inc.*	99,900	2,054,943
Milacron Holdings Corp.*	26,300	497,859
SPX FLOW, Inc.*	15,800	691,566
Timken Co. (The)	21,773	948,214
Toro Co. (The)	29,591	1,782,858
Wabash National Corp.	32,300	602,718
Watts Water Technologies, Inc., Class A	7,800	611,520
Woodward, Inc.	15,541	1,194,481

		15,411,175

Marine 0.2%
Costamare, Inc.	86,933	693,725

Common Stocks (continued)

	Shares	Value

Media 0.5%
Gannett Co., Inc.	57,000	$609,900
Gray Television, Inc.* (a)	18,900	298,620
MDC Partners, Inc., Class A*	44,700	205,620
National CineMedia, Inc.	16,900	141,960
Sinclair Broadcast Group, Inc., Class A (a)	4,800	154,320
tronc, Inc.*	28,400	490,752

		1,901,172

Metals & Mining 1.2%
AK Steel Holding Corp.* (a)	134,500	583,730
Cleveland-Cliffs, Inc.* (a)	84,300	710,649
Commercial Metals Co.	41,900	884,509
Compass Minerals International, Inc. (a)	21,563	1,417,767
Ramaco Resources, Inc.* (a)	25,700	178,872
Schnitzer Steel Industries, Inc., Class A (a)	5,300	178,610
Warrior Met Coal, Inc.	5,200	143,364

		4,097,501

Mortgage Real Estate Investment Trusts (REITs) 1.1%
AG Mortgage Investment Trust, Inc.	27,600	518,604
Capstead Mortgage Corp.	102,100	913,795
Cherry Hill Mortgage Investment Corp.	9,500	169,670
Dynex Capital, Inc.	28,700	187,411
Invesco Mortgage Capital, Inc.	48,000	763,200
Redwood Trust, Inc.	78,300	1,289,601

		3,842,281

Multiline Retail 0.1%
BJ’s Wholesale Club Holdings, Inc.*	20,000	473,000

Multi-Utilities 0.2%
NorthWestern Corp.	11,200	641,200
Unitil Corp.	4,200	214,368

		855,568

Oil, Gas & Consumable Fuels 3.2%
Abraxas Petroleum Corp.* (a)	375,000	1,083,750
Arch Coal, Inc., Class A (a)	15,000	1,176,450
Delek US Holdings, Inc.	48,500	2,433,245
Denbury Resources, Inc.* (a)	444,100	2,136,121
Infinity Bio-energy Ltd.* (b)(c)(d)	155,500	0
Midstates Petroleum Co., Inc.*	13,800	187,818
NACCO Industries, Inc., Class A	1,800	60,750
Peabody Energy Corp.	36,700	1,669,116
Renewable Energy Group, Inc.*	22,478	401,232
REX American Resources Corp.*	1,200	97,164
SemGroup Corp., Class A (a)	26,500	673,100
SRC Energy, Inc.* (a)	27,700	305,254
W&T Offshore, Inc.*	118,400	846,560
World Fuel Services Corp.	3,500	71,435

		11,141,995

Paper & Forest Products 1.1%
Boise Cascade Co.	8,300	371,010
KapStone Paper and Packaging Corp.	7,700	265,650
Schweitzer-Mauduit International, Inc.	43,300	1,893,076
Verso Corp., Class A*	57,000	1,240,320

		3,770,056

8

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Pharmaceuticals 0.3%
Amphastar Pharmaceuticals, Inc.*	6,700	$102,242
Kala Pharmaceuticals, Inc.* (a)	16,400	225,172
Lannett Co., Inc.* (a)	18,000	244,800
Zogenix, Inc.* (a)	8,200	362,440

		934,654

Professional Services 1.5%
Acacia Research Corp.*	49,300	204,595
CRA International, Inc.	5,500	279,895
Heidrick & Struggles International, Inc.	31,300	1,095,500
Kelly Services, Inc., Class A	33,700	756,565
Korn/Ferry International	28,100	1,740,233
TrueBlue, Inc.*	42,300	1,139,985

		5,216,773

Real Estate Management & Development 0.8%
Colliers International Group, Inc.	22,470	1,700,979
Howard Hughes Corp. (The)* (a)	8,151	1,080,007

		2,780,986

Road & Rail 1.3%
ArcBest Corp.	50,100	2,289,570
Covenant Transportation Group, Inc., Class A*	5,000	157,500
Genesee & Wyoming, Inc., Class A*	13,661	1,110,913
YRC Worldwide, Inc.*	88,600	890,430

		4,448,413

Semiconductors & Semiconductor Equipment 3.0%
Advanced Energy Industries, Inc.*	15,856	921,075
Alpha & Omega Semiconductor Ltd.*	62,953	896,451
Amkor Technology, Inc.*	84,000	721,560
Cypress Semiconductor Corp.	64,071	998,226
First Solar, Inc.*	5,800	305,428
Ichor Holdings Ltd.* (a)	44,309	940,237
Inphi Corp.* (a)	37,682	1,228,810
Photronics, Inc.*	47,400	378,015
SMART Global Holdings, Inc.* (a)	23,900	761,693
Synaptics, Inc.*	19,300	972,141
Ultra Clean Holdings, Inc.*	51,200	849,920
Universal Display Corp. (a)	16,698	1,436,028

		10,409,584

Software 1.2%
CyberArk Software Ltd.*	30,070	1,893,207
PTC, Inc.*	8,612	807,892
QAD, Inc., Class A	12,596	631,689
Synchronoss Technologies, Inc.*	34,780	214,593
TiVo Corp.	5,300	71,285
Verint Systems, Inc.*	15,600	691,860

		4,310,526

Specialty Retail 2.4%
Abercrombie & Fitch Co., Class A (a)	4,600	112,608
American Eagle Outfitters, Inc.	36,500	848,625
Caleres, Inc.	18,200	625,898
Cato Corp. (The), Class A	23,500	578,570
Children’s Place, Inc. (The)	7,700	930,160
Citi Trends, Inc.	13,900	381,416

Common Stocks (continued)

	Shares	Value

Specialty Retail (continued)
Conn’s, Inc.* (a)	24,900	$821,700
Hudson Ltd., Class A*	37,400	654,126
Office Depot, Inc.	472,700	1,205,385
Tailored Brands, Inc. (a)	92,200	2,352,944

		8,511,432

Textiles, Apparel & Luxury Goods 0.8%
Carter’s, Inc.	13,976	1,514,859
Deckers Outdoor Corp.*	7,700	869,253
Perry Ellis International, Inc.*	12,400	336,908

		2,721,020

Thrifts & Mortgage Finance 2.7%
BofI Holding, Inc.* (a)	28,849	1,180,213
Charter Financial Corp.	12,800	309,120
Dime Community Bancshares, Inc.	23,700	462,150
First Defiance Financial Corp.	4,900	328,594
Flagstar Bancorp, Inc.*	14,157	485,019
Hingham Institution for Savings	5,275	1,158,917
HomeStreet, Inc.*	10,500	282,975
Meta Financial Group, Inc.	10,500	1,022,700
MGIC Investment Corp.*	124,600	1,335,712
Nationstar Mortgage Holdings, Inc.*	25,400	445,262
PennyMac Financial Services, Inc., Class A*	55,100	1,082,715
Radian Group, Inc. (a)	18,600	301,692
Riverview Bancorp, Inc.	5,200	43,888
TrustCo Bank Corp. (a)	38,100	339,090
United Community Financial Corp.	12,600	138,474
Walker & Dunlop, Inc. (a)	8,600	478,590
WSFS Financial Corp.	1,500	79,950

		9,475,061

Trading Companies & Distributors 1.3%
Applied Industrial Technologies, Inc. (a)	1,300	91,195
DXP Enterprises, Inc.*	13,800	527,160
MRC Global, Inc.*	101,900	2,208,173
NOW, Inc.* (a)	35,600	474,548
Titan Machinery, Inc.* (a)	19,800	307,890
Veritiv Corp.* (a)	10,700	426,395
Watsco, Inc.	2,771	494,014

		4,529,375

Water Utilities 0.1%
Artesian Resources Corp., Class A	1,900	73,663
Consolidated Water Co. Ltd.	17,300	223,170

		296,833

Wireless Telecommunication Services 0.0%†
Spok Holdings, Inc.	3,500	52,675

Total Common Stocks (cost $301,005,885)		339,005,032

Master Limited Partnership 0.2%
Hotels, Restaurants & Leisure 0.2%
Cedar Fair LP	14,252	898,019

Total Master Limited Partnership (cost $952,426)		898,019

9

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager Small Cap Value Fund (Continued)

Repurchase Agreements 9.7%

	Principal Amount	Value

ML Pierce Fenner & Smith, Inc., 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $15,066,378, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $15,364,990. (e)(f)	$15,063,716	$15,063,716
NatWest Markets Securities, Inc., 1.90%, dated 6/27/2018, due 7/3/2018, repurchase price $5,001,584, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.63%, maturing 3/31/2020 - 8/15/2043; total market value $5,100,090. (e)(f)	5,000,000	5,000,000
Nomura Securities International, Inc., 2.10%, dated 6/29/2018, due 7/2/2018, repurchase price $6,001,050, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 8.00%, maturing 7/31/2018 - 8/15/2047; total market value $6,120,000. (e)(f)	6,000,000	6,000,000
Pershing LLC, 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $8,001,374, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 11.50%, maturing 7/25/2019 - 4/20/2068; total market value $8,160,000. (e)(f)	8,000,000	8,000,000

Total Repurchase Agreements (cost $34,063,716)		34,063,716

Total Investments (cost $336,022,027) — 106.4%		373,966,767

Liabilities in excess of other assets — (6.4)%		(22,528,107)

NET ASSETS — 100.0%		$351,438,660

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at June 30, 2018. The total value of securities on loan at June 30, 2018 was $38,951,055, which was collateralized by cash used to purchase repurchase agreements with a total value of $34,063,716 and by $5,751,822 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.75%, and maturity dates ranging from 7/26/2018 - 2/15/2048, a total value of $39,815,538.

(b)	Fair valued security.

(c)	Illiquid security as deemed by the procedures approved by the Board of Trustees (unaudited).

(d)	Value determined using significant unobservable inputs.

(e)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2018 was $34,063,716.

(f)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

REIT	Real Estate Investment Trust

Futures contracts outstanding as of June 30, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	114	9/2018	USD	9,390,750	(226,311)

					(226,311)

At June 30, 2018 the fund had $485,000 segregated as collateral with the broker for open futures contract.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT Multi-Manager Small Cap Value Fund
Assets:
Investment securities, at value* (cost $301,958,311)	$339,903,051
Repurchase agreements, at value (cost $34,063,716)	34,063,716
Cash	11,925,362
Deposits with broker for futures contracts	485,000
Interest and dividends receivable	493,172
Security lending income receivable	17,763
Receivable for investments sold	1,237,862
Receivable for capital shares issued	213,586
Prepaid expenses	3,265

Total Assets	388,342,777

Liabilities:
Payable for investments purchased	2,426,744
Payable for capital shares redeemed	41,931
Payable for variation margin on futures contracts	19,601
Payable upon return of securities loaned (Note 2)	34,063,716
Accrued expenses and other payables:
Investment advisory fees	246,212
Fund administration fees	21,719
Distribution fees	9,477
Administrative servicing fees	38,453
Accounting and transfer agent fees	429
Trustee fees	1,767
Custodian fees	2,021
Compliance program costs (Note 3)	519
Professional fees	20,364
Printing fees	8,360
Other	2,804

Total Liabilities	36,904,117

Net Assets	$351,438,660

Represented by:
Capital	$171,005,092
Accumulated undistributed net investment income	2,820,662
Accumulated net realized gains from investment securities and futures contracts	139,894,477
Net unrealized appreciation/(depreciation) in investment securities	37,944,740
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(226,311)

Net Assets	$351,438,660

*	Includes value of securities on loan of $38,951,055 (Note 2).

11

Statement of Assets and Liabilities (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager Small Cap Value Fund
Net Assets:
Class I Shares	$173,436,347
Class II Shares	45,381,494
Class IV Shares	23,468,905
Class Y Shares	109,151,914

Total	$351,438,660

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	11,036,647
Class II Shares	2,964,199
Class IV Shares	1,493,733
Class Y Shares	6,923,201

Total	22,417,780

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$15.71
Class II Shares	$15.31
Class IV Shares	$15.71
Class Y Shares	$15.77

The accompanying notes are an integral part of these financial statements.

12

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT Multi-Manager Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$4,457,367
Income from securities lending (Note 2)	164,210
Interest income	69,909
Foreign tax withholding	(8,650)

Total Income	4,682,836

EXPENSES:
Investment advisory fees	2,310,599
Fund administration fees	104,941
Distribution fees Class II Shares	55,790
Administrative servicing fees Class I Shares	129,987
Administrative servicing fees Class II Shares	33,475
Administrative servicing fees Class IV Shares	17,519
Professional fees	31,955
Printing fees	11,882
Trustee fees	9,073
Custodian fees	11,581
Accounting and transfer agent fees	1,221
Compliance program costs (Note 3)	1,158
Other	6,381

Total expenses before fees waived	2,725,562

Investment advisory fees voluntarily waived (Note 3)	(32,831)

Net Expenses	2,692,731

NET INVESTMENT INCOME	1,990,105

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	82,452,393
Expiration or closing of futures contracts (Note 2)	541,064

Net realized gains	82,993,457

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(75,684,503)
Futures contracts (Note 2)	(250,503)

Net change in unrealized appreciation/depreciation	(75,935,006)

Net realized/unrealized gains	7,058,451

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$9,048,556

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets

	NVIT Multi-Manager Small Cap Value Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$1,990,105	$3,778,406
Net realized gains	82,993,457	57,908,082
Net change in unrealized appreciation/depreciation	(75,935,006)	(9,264,285)

Change in net assets resulting from operations	9,048,556	52,422,203

Distributions to Shareholders From:
Net investment income:
Class I	–	(891,262)
Class II	–	(125,954)
Class IV	–	(117,692)
Class Y	–	(2,518,594)
Net realized gains:
Class I	–	(8,410,987)
Class II	–	(2,125,955)
Class IV	–	(1,100,565)
Class Y	–	(18,435,668)

Change in net assets from shareholder distributions	–	(33,726,677)

Change in net assets from capital transactions	(300,726,588)	95,605,880

Change in net assets	(291,678,032)	114,301,406

Net Assets:
Beginning of period	643,116,692	528,815,286

End of period	$351,438,660	$643,116,692

Accumulated undistributed net investment income at end of period	$2,820,662	$830,557

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,820,964	$5,823,101
Dividends reinvested	–	9,302,249
Cost of shares redeemed	(12,518,378)	(32,268,202)

Total Class I Shares	(10,697,414)	(17,142,852)

Class II Shares
Proceeds from shares issued	1,469,112	3,695,756
Dividends reinvested	–	2,251,909
Cost of shares redeemed	(2,944,811)	(7,799,437)

Total Class II Shares	(1,475,699)	(1,851,772)

14

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Small Cap Value Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
CAPITAL TRANSACTIONS: (continued)
Class IV Shares
Proceeds from shares issued	$293,843	$764,291
Dividends reinvested	–	1,218,257
Cost of shares redeemed	(1,340,712)	(2,551,566)

Total Class IV Shares	(1,046,869)	(569,018)

Class Y Shares
Proceeds from shares issued	1,924,947	136,654,073
Dividends reinvested	–	20,954,262
Cost of shares redeemed	(289,431,553)	(42,438,813)

Total Class Y Shares	(287,506,606)	115,169,522

Change in net assets from capital transactions	$(300,726,588)	$95,605,880

SHARE TRANSACTIONS:
Class I Shares
Issued	118,507	389,541
Reinvested	–	663,436
Redeemed	(812,590)	(2,156,908)

Total Class I Shares	(694,083)	(1,103,931)

Class II Shares
Issued	97,704	254,263
Reinvested	–	165,460
Redeemed	(195,087)	(535,729)

Total Class II Shares	(97,383)	(116,006)

Class IV Shares
Issued	19,196	50,638
Reinvested	–	86,880
Redeemed	(87,154)	(171,278)

Total Class IV Shares	(67,958)	(33,760)

Class Y Shares
Issued	125,757	8,969,068
Reinvested	–	1,485,952
Redeemed	(18,786,939)	(2,828,761)

Total Class Y Shares	(18,661,182)	7,626,259

Total change in shares	(19,520,606)	6,372,562

Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

15

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Small Cap Value Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Six Months Ended June 30, 2018 (Unaudited)	$15.34	0.05	0.32	0.37	–	–	–	$15.71	2.41%		$173,436,347	1.05%	0.71%	1.06%	29.10%
Year Ended December 31, 2017	$14.88	0.08	1.19	1.27	(0.08)	(0.73)	(0.81)	$15.34	9.06%		$179,948,753	1.04%	0.57%	1.05%	51.07%
Year Ended December 31, 2016	$13.18	0.09	3.11	3.20	(0.08)	(1.42)	(1.50)	$14.88	25.93%		$191,007,874	1.06%	0.70%	1.06%	52.39%
Year Ended December 31, 2015	$15.86	0.11	(1.07)	(0.96)	(0.10)	(1.62)	(1.72)	$13.18	(6.02%	)	$166,896,737	1.05%	0.74%	1.06%	40.80%
Year Ended December 31, 2014	$16.44	0.08	1.00	1.08	(0.08)	(1.58)	(1.66)	$15.86	7.02%		$196,289,425	1.05%	0.49%	1.08%	38.88%
Year Ended December 31, 2013	$11.81	0.10	4.65	4.75	(0.12)	–	(0.12)	$16.44	40.28%	(g)	$210,852,823	1.06%	0.73%	1.09%	52.17%

Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$14.96	0.03	0.32	0.35	–	–	–	$15.31	2.34%		$45,381,494	1.30%	0.46%	1.31%	29.10%
Year Ended December 31, 2017	$14.54	0.05	1.14	1.19	(0.04)	(0.73)	(0.77)	$14.96	8.75%		$45,811,865	1.29%	0.32%	1.30%	51.07%
Year Ended December 31, 2016	$12.92	0.06	3.04	3.10	(0.06)	(1.42)	(1.48)	$14.54	25.61%		$46,205,478	1.31%	0.47%	1.31%	52.39%
Year Ended December 31, 2015	$15.59	0.07	(1.05)	(0.98)	(0.07)	(1.62)	(1.69)	$12.92	(6.29%	)	$36,287,147	1.30%	0.50%	1.31%	40.80%
Year Ended December 31, 2014	$16.19	0.04	0.99	1.03	(0.05)	(1.58)	(1.63)	$15.59	6.77%		$39,407,075	1.30%	0.25%	1.33%	38.88%
Year Ended December 31, 2013	$11.63	0.07	4.58	4.65	(0.09)	–	(0.09)	$16.19	40.02%		$39,094,138	1.30%	0.49%	1.34%	52.17%

Class IV Shares
Six Months Ended June 30, 2018 (Unaudited)	$15.34	0.05	0.32	0.37	–	–	–	$15.71	2.41%		$23,468,905	1.05%	0.71%	1.06%	29.10%
Year Ended December 31, 2017	$14.88	0.08	1.19	1.27	(0.08)	(0.73)	(0.81)	$15.34	9.07%		$23,951,637	1.04%	0.57%	1.05%	51.07%
Year Ended December 31, 2016	$13.17	0.09	3.12	3.21	(0.08)	(1.42)	(1.50)	$14.88	26.03%		$23,739,941	1.06%	0.70%	1.06%	52.39%
Year Ended December 31, 2015	$15.86	0.11	(1.08)	(0.97)	(0.10)	(1.62)	(1.72)	$13.17	(6.10%	)	$21,125,484	1.05%	0.74%	1.06%	40.80%
Year Ended December 31, 2014	$16.44	0.08	1.00	1.08	(0.08)	(1.58)	(1.66)	$15.86	7.02%		$25,210,141	1.05%	0.49%	1.08%	38.88%
Year Ended December 31, 2013	$11.80	0.10	4.66	4.76	(0.12)	–	(0.12)	$16.44	40.40%		$27,139,734	1.06%	0.73%	1.09%	52.17%

Class Y Shares
Six Months Ended June 30, 2018 (Unaudited)	$15.38	0.06	0.33	0.39	–	–	–	$15.77	2.54%		$109,151,914	0.89%	0.77%	0.90%	29.10%
Year Ended December 31, 2017	$14.92	0.11	1.18	1.29	(0.10)	(0.73)	(0.83)	$15.38	9.19%		$393,404,437	0.89%	0.73%	0.90%	51.07%
Year Ended December 31, 2016	$13.20	0.11	3.13	3.24	(0.10)	(1.42)	(1.52)	$14.92	26.20%		$267,861,993	0.91%	0.85%	0.91%	52.39%
Year Ended December 31, 2015	$15.89	0.13	(1.08)	(0.95)	(0.12)	(1.62)	(1.74)	$13.20	(5.94%	)	$237,744,129	0.90%	0.89%	0.91%	40.80%
Year Ended December 31, 2014	$16.46	0.11	1.01	1.12	(0.11)	(1.58)	(1.69)	$15.89	7.23%		$305,028,474	0.90%	0.66%	0.93%	38.88%
Year Ended December 31, 2013	$11.82	0.13	4.65	4.78	(0.14)	–	(0.14)	$16.46	40.53%		$281,471,710	0.91%	0.88%	0.94%	52.17%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

16

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Small Cap Value Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund-of-funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, Class IV, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but Contents not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “ Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

17

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at closing price on an exchange where such investments are traded. Equity securities and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might

18

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$4,818,853	$—	$—	$4,818,853
Airlines	1,712,700	—	—	1,712,700
Auto Components	9,194,748	—	—	9,194,748
Banks	50,820,102	—	—	50,820,102
Biotechnology	4,793,209	—	—	4,793,209
Building Products	1,957,103	—	—	1,957,103
Capital Markets	7,029,795	—	—	7,029,795
Chemicals	4,479,811	—	—	4,479,811
Commercial Services & Supplies	13,649,126	—	—	13,649,126
Communications Equipment	2,273,477	—	—	2,273,477
Construction & Engineering	4,532,943	—	—	4,532,943
Construction Materials	1,506,881	—	—	1,506,881
Consumer Finance	3,893,476	—	—	3,893,476
Distributors	335,085	—	—	335,085
Diversified Consumer Services	1,894,225	—	—	1,894,225
Diversified Financial Services	199,995	—	—	199,995
Diversified Telecommunication Services	107,200	—	—	107,200
Electric Utilities	4,734,885	—	—	4,734,885
Electronic Equipment, Instruments & Components	12,119,188	—	—	12,119,188
Energy Equipment & Services	9,503,588	—	—	9,503,588
Equity Real Estate Investment Trusts (REITs)	31,191,176	—	—	31,191,176
Food & Staples Retailing	3,184,718	—	—	3,184,718
Food Products	3,555,425	—	—	3,555,425
Gas Utilities	4,010,137	—	—	4,010,137
Health Care Equipment & Supplies	5,599,687	—	—	5,599,687
Health Care Providers & Services	10,956,652	—	—	10,956,652
Health Care Technology	446,400	—	—	446,400
Hotels, Restaurants & Leisure	4,788,998	—	—	4,788,998
Household Durables	5,145,956	—	—	5,145,956

19

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Household Products	$3,639,589	$—	$—	$3,639,589
Independent Power and Renewable Electricity Producers	3,543,588	—	—	3,543,588
Insurance	10,026,948	—	—	10,026,948
Internet & Direct Marketing Retail	3,466,167	—	—	3,466,167
Internet Software & Services	2,411,429	—	—	2,411,429
IT Services	5,455,929	—	—	5,455,929
Leisure Products	1,623,477	—	—	1,623,477
Life Sciences Tools & Services	4,528,561	—	—	4,528,561
Machinery	15,411,175	—	—	15,411,175
Marine	693,725	—	—	693,725
Media	1,901,172	—	—	1,901,172
Metals & Mining	4,097,501	—	—	4,097,501
Mortgage Real Estate Investment Trusts (REITs)	3,842,281	—	—	3,842,281
Multiline Retail	473,000	—	—	473,000
Multi-Utilities	855,568	—	—	855,568
Oil, Gas & Consumable Fuels	11,141,995	—	—	11,141,995
Paper & Forest Products	3,770,056	—	—	3,770,056
Pharmaceuticals	934,654	—	—	934,654
Professional Services	5,216,773	—	—	5,216,773
Real Estate Management & Development	2,780,986	—	—	2,780,986
Road & Rail	4,448,413	—	—	4,448,413
Semiconductors & Semiconductor Equipment	10,409,584	—	—	10,409,584
Software	4,310,526	—	—	4,310,526
Specialty Retail	8,511,432	—	—	8,511,432
Textiles, Apparel & Luxury Goods	2,721,020	—	—	2,721,020
Thrifts & Mortgage Finance	9,475,061	—	—	9,475,061
Trading Companies & Distributors	4,529,375	—	—	4,529,375
Water Utilities	296,833	—	—	296,833
Wireless Telecommunication Services	52,675	—	—	52,675
Total Common Stocks	$339,005,032	$—	$—	$339,005,032
Master Limited Partnership	898,019	—	—	898,019
Repurchase Agreements	—	34,063,716	—	34,063,716
Total Assets	$339,903,051	$34,063,716	$—	$373,966,767
Liabilities:
Futures Contracts	$(226,311)	$—	$—	$(226,311)
Total Liabilities	$(226,311)	$—	$—	$(226,311)
Total	$339,676,740	$34,063,716	$—	$373,740,456

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

During the six months ended June 30, 2018, the Fund held one common stock investment that was categorized as a Level 3 investment which was valued at $0.

20

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain or reduce exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures

21

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2018

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(226,311)
Total		$(226,311)
(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2018

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$541,064
Total	$541,064

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2018

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$(250,503)
Total	$(250,503)

The following tables provide a summary of the Fund’s average volume of derivative instruments held during the six months ended June 30, 2018:

Futures Contracts:
Average Notional Balance Long	$6,599,711

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2018, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

22

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

(d)	Securities Lending

During the six months ended June 30, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2018, were $34,063,716, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

23

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

(e)	Joint Repurchase Agreements

During the six months ended June 30, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2018, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc., 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,833, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $357,000,000.

NatWest Markets Securities, Inc., 1.90%, dated 6/27/2018, due 7/3/2018, repurchase price $225,071,250, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.63%, maturing 3/31/2020 - 8/15/2043; total market value $229,504,042.

Nomura Securities International, Inc., 2.10%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,250, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 8.00%, maturing 7/31/2018 - 8/15/2047; total market value $357,000,008.

Pershing LLC, 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $450,077,250, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 11.50%, maturing 7/25/2019 - 4/20/2068; total market value $459,000,001.

24

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

At June 30, 2018, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$15,063,716	$—	$15,063,716	$(15,063,716)	$—
NatWest Markets Securities, Inc.	5,000,000	—	5,000,000	(5,000,000)	$—
Nomura Securities International, Inc.	6,000,000	—	6,000,000	(6,000,000)	$—
Pershing LLC	8,000,000	—	8,000,000	(8,000,000)	$—
Total	$34,063,716	$—	$34,063,716	$(34,063,716)	$—

Amounts designated as “—” are zero.

*

At June 30, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize

25

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

26

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Epoch Investment Partners, Inc.
JPMorgan Investment Management, Inc.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.87%
$200 million and more	0.82%

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate before voluntary fee waivers was 0.84%, and after voluntary fee waivers was 0.83%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written contract (the “Fee Waiver Agreement”) waiving an amount of investment advisory fees of the Fund equal to the amount of subadvisory fees waived by J.P. Morgan Investment Management Inc. (the “Subadviser”) pursuant a letter agreement entered into by NFA and the Subadviser (the “Letter Agreement”). Pursuant to the Letter Agreement, the Subadviser will waive a portion of its subadvisory fee in an amount equal to the subadvisory fees attributable to the value of the Fund’s assets invested by retirement plan and IRA customers of financial intermediaries that are affiliated with the Subadviser. Pursuant to the Fee Waiver Agreement, the waiver of such investment advisory fees by NFA, and will continue in effect for so long as the Letter Agreement remains in effect. The Letter Agreement will remain in effect until NFA receives advance written notice from the Subadviser of its termination. The Subadviser may terminate the Letter Agreement at any time on at least 60 days’ written notice to NFA. During the six months ended June 30, 2018, the waiver of such investment advisory fees by NFA amounted to $32,831, for which NFA shall not be entitled to later seek recoupment

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net

27

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $104,941 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $1,158.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares, and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively, for a total amount of $180,981.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if

28

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $156,339,697 and sales of $457,371,769 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In

29

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the six months ended June 30, 2018, the Fund recaptured $14,533 of brokerage commissions.

10.  Federal Tax Information

As of June 30, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$337,396,366	$49,420,949	$(13,076,859)	$36,344,090

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit and Interfund Lending”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

30

Supplemental Information

June 30, 2018 (Unaudited)

NVIT Multi-Manager International Growth Fund

NVIT Multi-Manager International Value Fund

NVIT Multi-Manager Large Cap Growth Fund

NVIT Multi-Manager Large Cap Value Fund

NVIT Multi-Manager Mid Cap Growth Fund

NVIT Multi-Manager Mid Cap Value Fund

NVIT Multi-Manager Small Cap Growth Fund

NVIT Multi-Manager Small Cap Value Fund

NVIT Multi-Manager Small Company Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds and expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the Broadridge peer group provided an appropriate comparison.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the

31

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during a telephonic meeting in advance of the March 2018 meeting and during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the relevant Sub-Advisers. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Advisers; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with

32

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

the Adviser’s and/or the Sub-Advisers’ portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. The Trustees noted that each of NVIT Multi-Manager Large Cap Value Fund, NVIT Multi-Manager Mid Cap Growth Fund, NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Cap Value Fund, and NVIT Multi-Manager Small Company Fund ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2017. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period. As to the remaining Funds, the Trustees considered among other things the following additional information:

NVIT Multi-Manager International Growth Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance over the three-year period was due primarily to style factors with respect to one of the Fund’s two Sub-Advisers. They considered that the Adviser continues to have confidence in both Sub-Advisers and will monitor them closely going forward to determine whether assets might be allocated differently between them, or to another Sub-Adviser.

NVIT Multi-Manager International Value Fund. The Trustees noted that one of the Fund’s two Sub-Advisers was appointed in July 2017, and so did not make any performance determination with respect to that Sub-Adviser. With respect to the Fund’s other Sub-Adviser, the Trustees considered the Adviser’s statements that the Sub-Adviser’s underperformance was the result of its sector allocations and style factors and that the Sub-Adviser had begun to deliver positive relative returns in recent periods. The Trustees further considered that the Adviser continues to have confidence in both Sub-Advisers.

NVIT Multi-Manager Large Cap Growth Fund. The Trustees noted that one of the Fund’s three Sub-Advisers was appointed in April 2017, replacing a prior sub-adviser, and so did not make any performance determination with respect to that Sub-Adviser. The Trustees considered the Adviser’s statements that the two other Sub-Advisers had underperformed during the three-year period, both due to stock selection and style factors. They considered that the Adviser continues to have confidence in the Fund’s Sub-Advisers and will monitor them closely going forward to determine whether assets might be allocated differently between them, or to another Sub-Adviser.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Advisers’ responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted the Adviser’s statement that the total expense ratios (including 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) of the Funds, other than the NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Company Fund, ranked within the first quintile of the funds in the Funds’ Broadridge expense groups; the NVIT Multi-Manager Small Cap Growth Fund ranked in the second quintile; and the NVIT Multi-Manager Small Company Fund ranked in the middle of its peer funds. The Trustees also noted the Adviser’s statement that the actual advisory fee rates for all of the Funds ranked within the top three quintiles of their expense peer groups, or exceeded the 60th comparative

33

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

percentile by a relatively small amount. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints.

-        -         -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements.

34

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

35

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

36

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

37

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

38

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

39

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

40

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

41

Semiannual Report

June 30, 2018 (Unaudited)

NVIT Multi-Manager Small Company Fund

SAR-MM-SCO 8/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

Dear Investor,

The semiannual reporting period was tumultuous, as the financial markets were whipsawed by a budding trade war, heightened geopolitical uncertainty and an echo of the European debt crisis. And yet, higher-volatility investments still ended the period largely with gains, as the U.S. economic expansion remained healthy and corporate earnings growth was strong.

After a swift drop in returns for the S&P 500® Index (S&P 500) in late January/early February 2018, the index came back strongly, just as it virtually always has done in the wake of corrections in the recent past. U.S. stocks were back on the rise in the second quarter of 2018, as ongoing economic expansion and booming corporate earnings were enough to offset trade and geopolitical concerns.

Economic Review

During the semiannual reporting period ended June 30, 2018, equity markets moderated as investors struggled to balance the strong fundamental backdrop with the rising risk of a trade war. Volatility increased substantially early in the reporting period after an unusual period of strength and calm that occurred between the 2016 U.S. presidential election and late 2017, though volatility calmed later in the reporting period. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust their expectation higher for Federal Reserve action. U.S. equities were higher during the reporting period, with the S&P 500 returning 2.65% for the period. The MSCI EAFE® Index (MSCI EAFE) registered -2.75% for the period, while the MSCI Emerging Markets® Index was weak, registering -6.66%.

U.S. equities were strong at the beginning of the reporting period on optimism about tax reform and the strength of corporate profits, but saw a sharp correction in February 2018 on fears of inflation, rising interest rates and the prospect of a trade war. The second half of the reporting period saw a steady recovery, with most equity market indexes producing positive returns. Economic growth accelerated throughout the reporting period, with first-quarter 2018 real gross domestic product (GDP) growth of 2.0% and second-quarter growth projected at 3.4%, according to FactSet Research Systems Inc. Corporate profits were helped by strong revenues and the benefit of tax reform, with earnings growth of 25% in the first quarter of 2018 and forecast at 20% for the second quarter. Expectations are for continued strong growth, with forecasts for 2018 of 7% sales growth and 21% earnings growth.

Economic growth remains strong, and fears of global deflation have moderated.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March 2018 and again in June. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved substantially higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.85%, the highest level in more than four years.

Entering the reporting period, the S&P 500 had experienced an unprecedented period of strength and calm, with a record streak of positive returns that began in November 2016 and continued through January 2018. That streak reversed quickly in February, with a rapid move (occurring in just nine trading days) from an all-time high to a 10% correction, driven primarily by fears of inflation and rising interest rates. The remainder of the period saw a gradual return to calm and a slow move back toward the previous high.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors in the index during the reporting period were technology, consumer discretionary and real estate, while laggards included industrials, consumer staples and materials. Growth stocks outperformed value stocks for the reporting period, while small-capitalization stocks substantially beat large-cap stocks.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell during the reporting period, reversing a trend from mid-2016, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with lackluster international economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, a region that struggled due to a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well during the reporting period, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve (a plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates). The 10-year Treasury yield rose by 0.42% during the period, while the 2-year yield gained 0.61%, resulting in a narrowing of the spreads between the two rates to 0.33%, the lowest spread since 2007. Credit spreads were little changed during the period.

Index	Semiannual Total Return (as of June 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.08%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.62%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.84%
Bloomberg Barclays Municipal Bond	-0.25%
Bloomberg Barclays U.S. Aggregate Bond	-1.62%
Bloomberg Barclays U.S. Corporate High Yield	0.16%
MSCI EAFE®	-2.75%
MSCI Emerging Markets®	-6.66%
MSCI World ex USA	-2.77%
Russell 1000® Growth	7.25%
Russell 1000® Value	-1.69%
Russell 2000®	7.66%
S&P 500®	2.65%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Overview	NVIT Multi-Manager Small Company Fund

Asset Allocation†

Common Stocks	97.8%
Repurchase Agreements	7.2%
Exchange Traded Fund	1.0%
Rights††	0.0%
Corporate Bonds††	0.0%
Preferred Stock††	0.0%
Liabilities in excess of other assets†††	(6.0)%
100.0%

Top Industries††††

Banks	12.6%
Specialty Retail	5.1%
Insurance	4.8%
Health Care Equipment & Supplies	4.6%
Software	4.0%
Equity Real Estate Investment Trusts (REITs)	3.8%
Oil, Gas & Consumable Fuels	3.3%
Machinery	2.8%
Internet Software & Services	2.7%
Electronic Equipment, Instruments & Components	2.7%
Other Industries*	53.6%
100.0%

Top Holdings††††

iShares Russell 2000 Value ETF	0.9%
Peabody Energy Corp.	0.8%
Wintrust Financial Corp.	0.7%
Atlas Air Worldwide Holdings, Inc.	0.7%
WellCare Health Plans, Inc.	0.7%
Signet Jewelers Ltd.	0.7%
Chesapeake Lodging Trust	0.7%
Tech Data Corp.	0.7%
Super Micro Computer, Inc.	0.7%
Navigators Group, Inc. (The)	0.6%
Other Holdings*	92.8%
100.0%

Top Countries††††

United States	92.2%
Puerto Rico	0.7%
Canada	0.2%
Singapore	0.1%
Australia††	0.0%
Bermuda††	0.0%
Other Countries*	6.8%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2018.

††	Amount rounds to less than 0.1%.

†††	Please refer to the Statement of Assets and Liabilities for additional details.

††††	Percentages indicated are based upon total investments as of June 30, 2018.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	NVIT Multi-Manager Small Company Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2018) and continued to hold your shares at the end of the reporting period (June 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2018 through June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2018 through June 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Small Company Fund June 30, 2018			Beginning Account Value ($) 1/1/18	Ending Account Value ($) 6/30/18	Expenses Paid During Period ($) 1/1/18 - 6/30/18(a)	Expense Ratio During Period (%) 1/1/18 - 6/30/18(a)
Class I Shares	Actual	(b)	1,000.00	1,051.70	5.49	1.08
	Hypothetical	(b)(c)	1,000.00	1,019.44	5.41	1.08
Class II Shares	Actual	(b)	1,000.00	1,050.30	6.76	1.33
	Hypothetical	(b)(c)	1,000.00	1,018.20	6.66	1.33
Class IV Shares	Actual	(b)	1,000.00	1,051.70	5.49	1.08
	Hypothetical	(b)(c)	1,000.00	1,019.44	5.41	1.08

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2018 through June 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2018 (Unaudited)

NVIT Multi-Manager Small Company Fund

Common Stocks 97.8%

	Shares	Value

AUSTRALIA 0.0%†
Oil, Gas & Consumable Fuels 0.0%†
Aet and D Holdings No. 1 Ltd.* (a)(b)(c)	106,305	$0

BERMUDA 0.0%†
Oil, Gas & Consumable Fuels 0.0%†
Infinity Bio-energy Ltd.* (a)(b)(c)	94,500	0

CANADA 0.2%
Textiles, Apparel & Luxury Goods 0.2%
Canada Goose Holdings, Inc.*	9,590	564,372

PUERTO RICO 0.7%
Banks 0.7%
First Bancorp/PR*	207,031	1,583,788
OFG Bancorp	36,787	516,857
Popular, Inc.	8,590	388,354

		2,488,999

Health Care Providers & Services 0.0%†
Triple-S Management Corp., Class B*	3,770	147,256

		2,636,255

SINGAPORE 0.1%
Semiconductors & Semiconductor Equipment 0.1%
Kulicke & Soffa Industries, Inc.	8,700	207,234

UNITED STATES 96.8%
Aerospace & Defense 2.5%
BWX Technologies, Inc.	26,890	1,675,785
Ducommun, Inc.*	36,100	1,194,549
Esterline Technologies Corp.*	14,883	1,098,365
HEICO Corp. (d)	25,144	1,833,734
Mercury Systems, Inc.*	30,560	1,163,114
Moog, Inc., Class A	15,383	1,199,259
Vectrus, Inc.*	23,070	711,017

		8,875,823

Air Freight & Logistics 2.1%
Atlas Air Worldwide Holdings, Inc.* (d)	38,020	2,726,033
Echo Global Logistics, Inc.* (d)	77,307	2,261,230
Hub Group, Inc., Class A*	30,527	1,520,245
Park-Ohio Holdings Corp.	7,500	279,750
Radiant Logistics, Inc.*	6,571	25,693
XPO Logistics, Inc.*	7,520	753,354

		7,566,305

Auto Components 1.8%
Cooper-Standard Holdings, Inc.*	11,625	1,519,039
Modine Manufacturing Co.*	90,951	1,659,855
Shiloh Industries, Inc.*	13,625	118,538
Stoneridge, Inc.*	14,943	525,097
Tower International, Inc.	28,787	915,427
Visteon Corp.*	12,010	1,552,172

		6,290,128

Banks 12.6%
American National Bankshares, Inc.	1,500	60,000
Atlantic Capital Bancshares, Inc.*	33,400	656,310
BancFirst Corp.	26,160	1,548,672
Bancorp, Inc. (The)*	95,572	999,683
Bank of Marin Bancorp	8,656	699,838
Banner Corp.	6,500	390,845

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Banks (continued)
Berkshire Hills Bancorp, Inc. (d)	57,948	$2,352,689
Cadence Bancorp	6,600	190,542
Capital City Bank Group, Inc.	9,043	213,686
Central Pacific Financial Corp.	76,268	2,185,078
Central Valley Community Bancorp	15,811	334,561
Chemung Financial Corp.	2,100	105,231
Civista Bancshares, Inc.	2,060	49,934
Commerce Bancshares, Inc.	12,809	828,870
Community Trust Bancorp, Inc.	12,640	631,368
East West Bancorp, Inc.	28,304	1,845,421
Enterprise Financial Services Corp.	29,719	1,603,340
FCB Financial Holdings, Inc., Class A*	9,130	536,844
Fidelity Southern Corp.	25,610	650,750
Financial Institutions, Inc.	11,604	381,772
First Bancorp/NC	28,196	1,153,498
First Bancshares, Inc. (The)	1,400	50,330
First Business Financial Services, Inc.	11,907	309,582
First Community Bancshares, Inc.	1,539	49,033
First Financial Corp.	7,800	353,730
First Midwest Bancorp, Inc.	77,828	1,982,279
Great Southern Bancorp, Inc.	8,010	458,172
Hancock Whitney Corp.	51,300	2,393,145
Heartland Financial USA, Inc.	6,600	362,010
Heritage Commerce Corp.	40,436	687,008
Heritage Financial Corp.	4,232	147,485
HomeTrust Bancshares, Inc.*	16,324	459,521
IBERIABANK Corp.	25,258	1,914,556
Independent Bank Corp./MI	21,300	543,150
Independent Bank Group, Inc.	4,500	300,600
Mercantile Bank Corp.	3,000	110,880
Metropolitan Bank Holding Corp.*	6,481	340,123
MidWestOne Financial Group, Inc.	1,100	37,158
National Commerce Corp.*	8,403	389,059
Northeast Bancorp	9,300	202,740
Northrim BanCorp, Inc.	4,100	162,155
Old Line Bancshares, Inc.	1,800	62,838
Old Second Bancorp, Inc.	2,700	38,880
Peapack Gladstone Financial Corp.	11,500	397,785
Peoples Bancorp, Inc.	3,900	147,342
Prosperity Bancshares, Inc.	14,815	1,012,753
QCR Holdings, Inc.	14,167	672,224
RBB Bancorp	6,737	216,392
Shore Bancshares, Inc.	6,786	129,070
Sierra Bancorp	6,610	186,666
Sterling Bancorp	26,450	621,575
Synovus Financial Corp.	12,100	639,243
TriCo Bancshares	57,585	2,156,558
TriState Capital Holdings, Inc.*	8,708	227,279
UMB Financial Corp. (d)	25,622	1,953,165
Union Bankshares Corp.	21,120	821,146
WesBanco, Inc.	32,554	1,466,232
Western Alliance Bancorp*	28,721	1,625,896
Wintrust Financial Corp.	31,670	2,756,873
Zions Bancorp (d)	19,600	1,032,724

		44,836,289

Biotechnology 2.8%
Achillion Pharmaceuticals, Inc.*	66,200	187,346
Acorda Therapeutics, Inc.*	74,116	2,127,130
Agios Pharmaceuticals, Inc.* (d)	6,710	565,183

5

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Biotechnology (continued)
Akebia Therapeutics, Inc.*	18,079	$180,428
AMAG Pharmaceuticals, Inc.* (d)	43,100	840,450
Applied Genetic Technologies Corp.*	10,500	38,850
Ardelyx, Inc.*	20,100	74,370
Bellicum Pharmaceuticals, Inc.*	15,400	113,652
BioTime, Inc.* (d)	25,130	51,768
Calithera Biosciences, Inc.*	11,151	55,755
Chimerix, Inc.*	103,125	490,875
Cidara Therapeutics, Inc.* (d)	30,700	159,640
Cytokinetics, Inc.*	6,598	54,763
Epizyme, Inc.*	12,100	163,955
Exact Sciences Corp.*	8,520	509,411
Five Prime Therapeutics, Inc.*	11,600	183,396
Karyopharm Therapeutics, Inc.*	7,100	120,629
Ligand Pharmaceuticals, Inc.* (d)	7,730	1,601,424
Loxo Oncology, Inc.*	1,560	270,629
Merrimack Pharmaceuticals, Inc.* (d)	11,605	56,981
Minerva Neurosciences, Inc.*	6,071	50,086
NantKwest, Inc.* (d)	14,828	45,374
Neurocrine Biosciences, Inc.* (d)	5,580	548,179
Novavax, Inc.*	126,100	168,974
Pfenex, Inc.* (d)	14,100	76,281
Repligen Corp.* (d)	18,335	862,478
Spero Therapeutics, Inc.*	7,516	110,260
Syndax Pharmaceuticals, Inc.* (d)	9,822	68,950
Zafgen, Inc.*	4,402	45,032

		9,822,249

Building Products 0.8%
Armstrong Flooring, Inc.*	42,400	595,296
Lennox International, Inc. (d)	5,733	1,147,460
Trex Co., Inc.*	16,280	1,018,965

		2,761,721

Capital Markets 1.4%
Evercore, Inc., Class A	5,050	532,523
Hamilton Lane, Inc., Class A	12,850	616,415
Interactive Brokers Group, Inc., Class A	4,170	268,590
Investment Technology Group, Inc. (d)	94,710	1,981,332
Ladenburg Thalmann Financial Services, Inc.	23,834	81,036
LPL Financial Holdings, Inc.	23,010	1,508,075
Oppenheimer Holdings, Inc., Class A	2,600	72,800
TPG Specialty Lending, Inc.	19	341

		5,061,112

Chemicals 2.1%
Ashland Global Holdings, Inc.	12,600	985,068
Huntsman Corp.	15,000	438,000
Ingevity Corp.*	16,920	1,368,151
Kraton Corp.*	46,300	2,136,283
Stepan Co.	6,543	510,419
Trinseo SA	26,000	1,844,700

		7,282,621

Commercial Services & Supplies 0.5%
ARC Document Solutions, Inc.*	23,375	41,374
LSC Communications, Inc.	42,500	665,549
Mobile Mini, Inc.	12,110	567,959
Steelcase, Inc., Class A	47,895	646,583

		1,921,465

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Communications Equipment 2.6%
ADTRAN, Inc.	105,881	$1,572,333
Calix, Inc.*	110,121	858,944
Ciena Corp.*	9,600	254,496
Comtech Telecommunications Corp.	4,000	127,520
Digi International, Inc.*	50,606	667,999
Harmonic, Inc.* (d)	256,505	1,090,146
Infinera Corp.* (d)	164,600	1,634,478
KVH Industries, Inc.*	2,181	29,225
NetScout Systems, Inc.*	20,720	615,384
Viavi Solutions, Inc.*	213,649	2,187,766

		9,038,291

Construction & Engineering 1.2%
Dycom Industries, Inc.* (d)	7,060	667,241
Fluor Corp. (d)	13,700	668,286
Granite Construction, Inc.	19,720	1,097,615
Jacobs Engineering Group, Inc.	3,900	247,611
KBR, Inc.	15,549	278,638
MasTec, Inc.*	24,660	1,251,495
Orion Group Holdings, Inc.*	21,800	180,068

		4,390,954

Construction Materials 0.3%
Summit Materials, Inc., Class A*	37,423	982,354

Consumer Finance 0.5%
EZCORP, Inc., Class A* (d)	25,600	308,480
Green Dot Corp., Class A*	19,290	1,415,693

		1,724,173

Distributors 0.7%
Pool Corp.	14,850	2,249,775
VOXX International Corp.*	46,925	253,395

		2,503,170

Diversified Consumer Services 1.6%
Adtalem Global Education, Inc.*	7,900	379,990
American Public Education, Inc.*	9,871	415,569
Bridgepoint Education, Inc.*	629	4,107
Bright Horizons Family Solutions, Inc.*	19,156	1,963,874
K12, Inc.*	80,501	1,317,801
Regis Corp.*	38,500	636,790
Sotheby’s*	15,140	822,708

		5,540,839

Diversified Financial Services 0.1%
Marlin Business Services Corp.	7,071	211,069
Voya Financial, Inc.	4,500	211,500

		422,569

Electric Utilities 0.9%
PNM Resources, Inc.	39,460	1,534,994
Portland General Electric Co.	35,300	1,509,428

		3,044,422

Electrical Equipment 0.3%
Encore Wire Corp.	5,600	265,720
Powell Industries, Inc.	17,889	623,074

		888,794

Electronic Equipment, Instruments & Components 2.8%
Anixter International, Inc.*	11,200	708,960
Bel Fuse, Inc., Class B	18,976	396,598

6

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Electronic Equipment, Instruments & Components (continued)
Benchmark Electronics, Inc.	43,678	$1,273,214
Daktronics, Inc.	32,377	275,528
Fitbit, Inc., Class A*	179,200	1,170,176
Littelfuse, Inc.	4,740	1,081,573
Maxwell Technologies, Inc.* (d)	75,377	391,960
Novanta, Inc.*	17,070	1,063,461
Perceptron, Inc.*	6,400	67,520
SYNNEX Corp.	10,919	1,053,793
Tech Data Corp.*	30,900	2,537,509

		10,020,292

Energy Equipment & Services 2.2%
Archrock, Inc.	58,207	698,484
Aspen Aerogels, Inc.*	8,000	39,200
Basic Energy Services, Inc.*	4,500	49,995
C&J Energy Services, Inc.*	78,454	1,851,515
Dawson Geophysical Co.* (d)	23,556	186,092
Exterran Corp.*	35,481	888,444
Matrix Service Co.*	47,885	878,690
Newpark Resources, Inc.*	141,737	1,537,847
SEACOR Holdings, Inc.*	26,524	1,519,029

		7,649,296

Equity Real Estate Investment Trusts (REITs) 4.0%
Alexander & Baldwin, Inc.	24,221	569,194
Ashford Hospitality Trust, Inc.	161,467	1,307,883
Chesapeake Lodging Trust	80,947	2,561,162
DiamondRock Hospitality Co.	190,491	2,339,229
Equity Commonwealth*	11,200	352,800
Getty Realty Corp.	11,624	327,448
Hersha Hospitality Trust	70,327	1,508,514
InfraREIT, Inc.	32,901	729,415
Investors Real Estate Trust	20,400	112,812
iStar, Inc.*	35,923	387,609
MedEquities Realty Trust, Inc.	20,237	223,012
NexPoint Residential Trust, Inc.	29,959	852,334
Rayonier, Inc.	9,300	359,817
Sunstone Hotel Investors, Inc.	113,858	1,892,320
Xenia Hotels & Resorts, Inc.	29,234	712,140

		14,235,689

Food & Staples Retailing 0.3%
Ingles Markets, Inc., Class A	13,000	413,400
Natural Grocers by Vitamin Cottage, Inc.* (d)	15,800	201,292
Smart & Final Stores, Inc.*	96,900	537,795

		1,152,487

Food Products 0.0%†
Dean Foods Co.	10,224	107,454

Gas Utilities 1.4%
Northwest Natural Gas Co.	30,731	1,960,638
ONE Gas, Inc.	25,355	1,895,033
Southwest Gas Holdings, Inc.	16,324	1,245,031

		5,100,702

Health Care Equipment & Supplies 4.8%
AngioDynamics, Inc.*	94,832	2,109,063
AxoGen, Inc.*	8,425	423,356
Cantel Medical Corp. (d)	15,215	1,496,547
Conformis, Inc.*	42,200	52,750
Haemonetics Corp.*	9,940	891,419

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Health Care Equipment & Supplies (continued)
ICU Medical, Inc.*	6,270	$1,841,185
Inogen, Inc.*	6,746	1,256,982
Insulet Corp.*	20,190	1,730,283
Integra LifeSciences Holdings Corp.* (d)	21,938	1,413,027
iRhythm Technologies, Inc.*	12,640	1,025,483
Merit Medical Systems, Inc.*	5,280	270,336
Neogen Corp.*	12,490	1,001,573
Orthofix International NV*	15,451	877,926
Penumbra, Inc.*	8,990	1,241,969
Quidel Corp.*	17,610	1,171,065
RTI Surgical, Inc.*	55,786	256,616
SeaSpine Holdings Corp.*	5,300	66,886

		17,126,466

Health Care Providers & Services 2.0%
AMN Healthcare Services, Inc.* (d)	9,860	577,796
HealthEquity, Inc.* (d)	17,860	1,341,286
Magellan Health, Inc.*	19,515	1,872,464
Tivity Health, Inc.*	16,330	574,816
WellCare Health Plans, Inc.*	10,720	2,639,693

		7,006,055

Health Care Technology 0.8%
Allscripts Healthcare Solutions, Inc.*	197,400	2,368,800
Quality Systems, Inc.*	18,900	368,550

		2,737,350

Hotels, Restaurants & Leisure 2.0%
BJ’s Restaurants, Inc.	9,710	582,600
Boyd Gaming Corp.	38,720	1,342,036
Choice Hotels International, Inc. (d)	15,880	1,200,528
Del Frisco’s Restaurant Group, Inc.*	23,421	295,105
J Alexander’s Holdings, Inc.*	14,916	166,313
Penn National Gaming, Inc.*	29,300	984,187
Planet Fitness, Inc., Class A*	12,460	547,492
Shake Shack, Inc., Class A* (d)	5,606	371,005
Texas Roadhouse, Inc.	8,770	574,523
Vail Resorts, Inc.	1,500	411,285
Wingstop, Inc.	10,710	558,205

		7,033,279

Household Durables 0.6%
Bassett Furniture Industries, Inc.	15,038	414,297
CSS Industries, Inc.	10,167	171,822
Roku, Inc.* (d)	10,870	463,279
TopBuild Corp.*	12,020	941,647

		1,991,045

Insurance 5.0%
American Equity Investment Life Holding Co.	56,367	2,029,212
AMERISAFE, Inc.	35,200	2,032,800
Argo Group International Holdings Ltd.	30,603	1,779,564
CNO Financial Group, Inc.	81,626	1,554,159
Donegal Group, Inc., Class A	4,400	59,884
EMC Insurance Group, Inc.	16,961	471,177
Employers Holdings, Inc.	39,424	1,584,845
FedNat Holding Co.	21,438	494,575
Hallmark Financial Services, Inc.*	13,827	137,993
Hanover Insurance Group, Inc. (The)	3,970	474,653
Heritage Insurance Holdings, Inc. (d)	102,373	1,706,558
Kinsale Capital Group, Inc.	10,662	584,917

7

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Insurance (continued)
Navigators Group, Inc. (The)	42,072	$2,398,104
Primerica, Inc.	8,670	863,532
ProAssurance Corp.	4,024	142,651
Reinsurance Group of America, Inc.	11,303	1,508,724
State Auto Financial Corp.	1,478	44,207

		17,867,555

Internet Software & Services 2.9%
2U, Inc.*	20,400	1,704,625
ChannelAdvisor Corp.*	6,800	95,540
Coupa Software, Inc.*	10,710	666,590
Etsy, Inc.*	25,330	1,068,673
GrubHub, Inc.*	11,710	1,228,496
Marchex, Inc., Class B	12,807	39,189
Meet Group, Inc. (The)*	90,948	407,447
MongoDB, Inc.* (d)	15,010	744,946
New Relic, Inc.*	15,980	1,607,428
Okta, Inc.* (d)	4,954	249,533
Q2 Holdings, Inc.*	29,680	1,693,244
Trade Desk, Inc. (The), Class A*	6,205	582,029

		10,087,740

IT Services 0.7%
ManTech International Corp., Class A	11,570	620,615
ServiceSource International, Inc.*	28,214	111,163
Unisys Corp.* (d)	123,567	1,594,014

		2,325,792

Leisure Products 0.1%
Clarus Corp.*	41,310	340,808

Life Sciences Tools & Services 0.7%
Bio-Techne Corp.	5,510	815,205
NanoString Technologies, Inc.*	6,948	95,049
PRA Health Sciences, Inc.*	16,120	1,504,962

		2,415,216

Machinery 3.0%
AGCO Corp.	23,400	1,420,848
Briggs & Stratton Corp.	82,637	1,455,238
Chart Industries, Inc.*	8,340	514,411
FreightCar America, Inc.	19,600	329,084
Graham Corp.	6,615	170,733
Hyster-Yale Materials Handling, Inc.	14,313	919,610
ITT, Inc.	7,860	410,842
Manitowoc Co., Inc. (The)*	68,985	1,783,953
Navistar International Corp.* (d)	34,800	1,417,056
RBC Bearings, Inc.*	11,310	1,456,841
Terex Corp.	15,200	641,288

		10,519,904

Media 1.1%
Gannett Co., Inc.	65,900	705,130
Madison Square Garden Co. (The), Class A*	2,910	902,653
Mode Media M-1 Escrow* (a)(b)(c)	2,754	0
MSG Networks, Inc., Class A* (d)	20,200	483,790
Scholastic Corp.	41,775	1,851,050

		3,942,623

Metals & Mining 1.2%
Allegheny Technologies, Inc.* (d)	30,270	760,382
Materion Corp.	24,941	1,350,556

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Metals & Mining (continued)
Olympic Steel, Inc.	29,798	$608,177
SunCoke Energy, Inc.*	26,800	359,120
Warrior Met Coal, Inc. (d)	42,230	1,164,281

		4,242,516

Mortgage Real Estate Investment Trusts (REITs) 0.2%
Cherry Hill Mortgage Investment Corp.	41,500	741,190

Multiline Retail 0.6%
Ollie’s Bargain Outlet Holdings, Inc.*	29,490	2,138,025

Oil, Gas & Consumable Fuels 3.5%
Arch Coal, Inc., Class A	27,800	2,180,354
Bonanza Creek Energy, Inc.*	33,424	1,265,767
Centennial Resource Development, Inc., Class A*	28,300	511,098
Cloud Peak Energy, Inc.*	100,837	351,921
Energen Corp.*	2,600	189,332
Hallador Energy Co.	3,000	21,420
Matador Resources Co.*	32,410	973,921
Midstates Petroleum Co., Inc.*	27,751	377,691
Par Pacific Holdings, Inc.*	50,255	873,432
Peabody Energy Corp.	65,900	2,997,131
Renewable Energy Group, Inc.*	79,256	1,414,720
SilverBow Resources, Inc.*	16,543	477,762
WildHorse Resource Development Corp.*	16,001	405,785
World Fuel Services Corp.	22,836	466,083

		12,506,417

Paper & Forest Products 0.3%
Resolute Forest Products, Inc.*	73,762	763,437
Verso Corp., Class A*	12,200	265,472

		1,028,909

Pharmaceuticals 1.1%
Aerie Pharmaceuticals, Inc.*	11,800	797,090
Aratana Therapeutics, Inc.*	18,091	76,887
Endo International plc*	139,986	1,320,067
Lannett Co., Inc.* (d)	45,506	618,882
Otonomy, Inc.*	10,000	38,500
Revance Therapeutics, Inc.* (d)	9,340	256,383
Supernus Pharmaceuticals, Inc.*	11,080	663,138
Tetraphase Pharmaceuticals, Inc.* (d)	22,500	80,325

		3,851,272

Professional Services 1.2%
ASGN, Inc.*	9,860	770,953
CRA International, Inc.	14,729	749,559
Insperity, Inc.	2,860	272,415
Kelly Services, Inc., Class A	67,611	1,517,867
ManpowerGroup, Inc.	8,098	696,914
TrueBlue, Inc.*	13,924	375,252

		4,382,960

Real Estate Management & Development 0.6%
RE/MAX Holdings, Inc., Class A	39,110	2,051,320

Road & Rail 1.1%
ArcBest Corp.	33,700	1,540,090
Ryder System, Inc.	3,000	215,580
Werner Enterprises, Inc.	58,630	2,201,557

		3,957,227

8

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Semiconductors & Semiconductor Equipment 2.3%
Alpha & Omega Semiconductor Ltd.*	28,171	$401,155
Cohu, Inc.	63,289	1,551,213
DSP Group, Inc.*	24,645	306,830
Entegris, Inc.	31,490	1,067,511
MKS Instruments, Inc.	8,520	815,364
Monolithic Power Systems, Inc.	16,001	2,138,855
NeoPhotonics Corp.* (d)	29,800	185,654
Pixelworks, Inc.*	51,817	187,059
Silicon Laboratories, Inc.*	12,190	1,214,124
Veeco Instruments, Inc.*	16,600	236,550

		8,104,315

Software 4.2%
Avalara, Inc.*	2,592	138,335
Avaya Holdings Corp.*	30,225	606,918
Blackline, Inc.*	29,310	1,272,933
FireEye, Inc.*	7,300	112,347
Glu Mobile, Inc.*	14,772	94,689
Guidewire Software, Inc.*	17,980	1,596,264
HubSpot, Inc.* (d)	12,470	1,563,738
MicroStrategy, Inc., Class A*	9,560	1,221,290
Proofpoint, Inc.*	10,397	1,198,878
RealPage, Inc.*	23,370	1,287,687
RingCentral, Inc., Class A*	25,060	1,762,971
Rosetta Stone, Inc.*	26,010	416,940
Rubicon Project, Inc. (The)*	35,700	101,745
Seachange International, Inc.*	72,390	247,574
SecureWorks Corp., Class A* (d)	13,620	169,569
Synchronoss Technologies, Inc.*	75,900	468,303
Telenav, Inc.*	27,067	151,575
Varonis Systems, Inc.*	20,720	1,543,640
Zynga, Inc., Class A*	250,000	1,017,500

		14,972,896

Specialty Retail 5.3%
Aaron’s, Inc.	46,569	2,023,423
Abercrombie & Fitch Co., Class A (d)	73,415	1,797,199
Barnes & Noble Education, Inc.*	83,100	468,684
Barnes & Noble, Inc.	71,190	452,057
Build-A-Bear Workshop, Inc.*	19,105	145,198
Burlington Stores, Inc.*	10,589	1,593,962
Children’s Place, Inc. (The)	7,650	924,120
Citi Trends, Inc.	31,640	868,202
Express, Inc.*	136,411	1,248,161
Genesco, Inc.*	37,149	1,474,815
Group 1 Automotive, Inc.	26,831	1,690,353
Hibbett Sports, Inc.* (d)	22,660	518,914
Kirkland’s, Inc.* (d)	21,894	254,846
Office Depot, Inc.	622,599	1,587,627
Signet Jewelers Ltd.	46,531	2,594,103
Tilly’s, Inc., Class A	55,162	835,704
Zumiez, Inc.*	22,043	552,177

		19,029,545

Technology Hardware, Storage & Peripherals 1.8%
Avid Technology, Inc.* (d)	161,095	837,694
Cray, Inc.*	23,838	586,415
Electronics For Imaging, Inc.*	36,212	1,179,063
Quantum Corp.*	108,487	238,671
Stratasys Ltd.*	63,800	1,221,132
Super Micro Computer, Inc.* (d)	102,692	2,428,666

		6,491,641

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Textiles, Apparel & Luxury Goods 0.3%
Culp, Inc.	1,649	$40,483
G-III Apparel Group Ltd.*	12,420	551,448
Rocky Brands, Inc. (d)	5,600	168,000
Vera Bradley, Inc.*	19,200	269,568

		1,029,499

Thrifts & Mortgage Finance 1.8%
BankFinancial Corp.	6,300	111,195
First Defiance Financial Corp.	6,910	463,385
Flagstar Bancorp, Inc.*	59,332	2,032,715
Home Bancorp, Inc.	1,500	69,825
Meridian Bancorp, Inc.	29,600	566,840
Provident Financial Services, Inc.	15,129	416,501
Riverview Bancorp, Inc.	5,600	47,264
Territorial Bancorp, Inc.	3,037	94,147
TrustCo Bank Corp. (d)	113,689	1,011,832
Washington Federal, Inc. (d)	44,836	1,466,137

		6,279,841

Trading Companies & Distributors 1.9%
Aircastle Ltd.	9,200	188,600
Foundation Building Materials, Inc.*	33,771	519,398
MRC Global, Inc.*	21,336	462,351
Rush Enterprises, Inc., Class A*	43,979	1,907,809
SiteOne Landscape Supply, Inc.* (d)	24,820	2,084,136
Titan Machinery, Inc.* (d)	29,277	455,257
Veritiv Corp.*	20,160	803,376
WESCO International, Inc.*	5,300	302,630

		6,723,557

Wireless Telecommunication Services 0.2%
United States Cellular Corp.*	17,268	639,607

		342,783,769

Total Common Stocks (cost $303,423,708)		346,191,630

Preferred Stock 0.0%†
UNITED STATES 0.0%†
Media 0.0%†
Mode Media Corp., Series M-1* (a)(b)(c)	19,276	0

Total Preferred Stock (cost $100,042)		0

Corporate Bonds 0.0%†

	Principal Amount

UNITED STATES 0.0%†
Media 0.0%†
Mode Media Corp., 9.00%, 12/2/14 (a)(b)(c)	$42,256	0
Mode Media, Corp., Note Escrow 9.00%, 12/2/14 (a)(b)(c)	1,544	0

Total Corporate Bonds (cost $43,259)		0

9

Statement of Investments (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager Small Company Fund (Continued)

Exchange Traded Fund 1.0%

	Shares	Value

UNITED STATES 1.0%
iShares Russell 2000 Value ETF (d)	26,820	$3,538,094

Total Exchange Traded Fund (cost $3,038,736)		3,538,094

Rights 0.0%†

	Number of Rights

UNITED STATES 0.0%†
Biotechnology 0.0%†
Dyax Corp., CVR* (a)(b)(c)	13,694	20,541

IT Services 0.0%†
BancTec, Inc., CVR* (a)(b)(c)	36,134	0

		20,541

Total Rights (cost $—)		20,541

Repurchase Agreements 7.2%

	Principal Amount

ML Pierce Fenner & Smith, Inc., 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $7,555,368, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $7,705,114.(e)(f)	$7,554,033	7,554,033
NatWest Markets Securities, Inc., 1.90%, dated 6/27/2018, due 7/3/2018, repurchase price $5,001,584, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.63%, maturing 3/31/2020 - 8/15/2043; total market value $5,100,090.(e)(f)	5,000,000	5,000,000
Nomura Securities International, Inc., 2.10%, dated 6/29/2018, due 7/2/2018, repurchase price $8,001,401, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 8.00%, maturing 7/31/2018 - 8/15/2047; total market value $8,160,000.(e)(f)	8,000,000	8,000,000

Repurchase Agreements (continued)

	Principal Amount	Value

Pershing LLC, 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $5,000,859, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% -11.50%, maturing 7/25/2019 - 4/20/2068; total market value $5,100,000. (e)(f)	$5,000,000	$5,000,000

Total Repurchase Agreements (cost $25,554,033)		25,554,033

Total Investments (cost $332,159,778) — 106.0%		375,304,298

Liabilities in excess of other assets — (6.0)%		(21,398,537)

NET ASSETS — 100.0%		$353,905,761

*	Denotes a non-income producing security.

(a)	Fair valued security.

(b)	Illiquid security as deemed by the procedures approved by the Board of Trustees (unaudited).

(c)	Value determined using significant unobservable inputs.

(d)

The security or a portion of this security is on loan at June 30, 2018. The total value of securities on loan at June 30, 2018 was $32,499,973, which was collateralized by cash used to purchase repurchase agreements with a total value of $25,554,033 and by $7,923,431 of collateral in the form of U.S Government Treasury Securities, interest rates ranging from 0.00% - 8.75%, and maturity dates ranging from 7/26/2018 - 2/15/2048, a total value of $33,477,464.

(e)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2018 was $25,554,033.

(f)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

CVR	Contingent Value Rights

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

NVIT Multi-Manager Small Company Fund
Assets:
Investment securities, at value* (cost $306,605,745)	$349,750,265
Repurchase agreements, at value (cost $25,554,033)	25,554,033
Cash	5,976,320
Foreign currencies, at value (cost $643)	630
Interest and dividends receivable	300,031
Security lending income receivable	9,200
Receivable for investments sold	2,211,381
Receivable for capital shares issued	11,420
Reclaims receivable	4,162
Prepaid expenses	2,252

Total Assets	383,819,694

Liabilities:
Payable for investments purchased	3,905,218
Payable for capital shares redeemed	82,035
Payable upon return of securities loaned (Note 2)	25,554,033
Accrued expenses and other payables:
Investment advisory fees	248,433
Fund administration fees	24,134
Distribution fees	10,468
Administrative servicing fees	51,747
Accounting and transfer agent fees	49
Trustee fees	130
Custodian fees	4,231
Compliance program costs (Note 3)	328
Professional fees	14,443
Printing fees	13,788
Other	4,896

Total Liabilities	29,913,933

Net Assets	$353,905,761

Represented by:
Capital	$207,155,837
Accumulated undistributed net investment income	173,844
Accumulated net realized gains from investment securities and foreign currency transactions	103,432,002
Net unrealized appreciation/(depreciation) in investment securities	43,144,520
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(442)

Net Assets	$353,905,761

*	Includes value of securities on loan of $32,499,973 (Note 2).

11

Statement of Assets and Liabilities (Continued)

June 30, 2018 (Unaudited)

NVIT Multi-Manager Small Company Fund
Net Assets:
Class I Shares	$281,608,341
Class II Shares	49,724,995
Class IV Shares	22,572,425

Total	$353,905,761

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	11,829,715
Class II Shares	2,204,974
Class IV Shares	948,936

Total	14,983,625

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$23.81
Class II Shares	$22.55
Class IV Shares	$23.79

The accompanying notes are an integral part of these financial statements.

12

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

NVIT Multi-Manager Small Company Fund
INVESTMENT INCOME:
Dividend income	$1,792,072
Income from securities lending (Note 2)	71,108
Interest income	39,785
Foreign tax withholding	(1,469)

Total Income	1,901,496

EXPENSES:
Investment advisory fees	1,511,414
Fund administration fees	87,212
Distribution fees Class II Shares	61,489
Administrative servicing fees Class I Shares	210,429
Administrative servicing fees Class II Shares	36,893
Administrative servicing fees Class IV Shares	16,699
Professional fees	20,728
Printing fees	14,030
Trustee fees	5,387
Custodian fees	6,775
Accounting and transfer agent fees	3,043
Compliance program costs (Note 3)	689
Other	5,970

Total expenses before fees waived	1,980,758

Investment advisory fees waived (Note 3)	(26,405)

Net Expenses	1,954,353

NET INVESTMENT LOSS	(52,857)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities (Note 9)	22,856,616
Foreign currency transactions (Note 2)	(3,892)

Net realized gains	22,852,724

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(5,036,947)
Translation of assets and liabilities denominated in foreign currencies	(122)

Net change in unrealized appreciation/depreciation	(5,037,069)

Net realized/unrealized gains	17,815,655

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$17,762,798

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets

	NVIT Multi-Manager Small Company Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment loss	$(52,857)	$(200,939)
Net realized gains	22,852,724	81,458,354
Net change in unrealized appreciation/depreciation	(5,037,069)	(34,578,248)

Change in net assets resulting from operations	17,762,798	46,679,167

Distributions to Shareholders From:
Net realized gains:
Class I	–	(18,886,482)
Class II	–	(3,448,601)
Class IV	–	(1,461,444)
Class Y (a)	–	–

Change in net assets from shareholder distributions	–	(23,796,527)

Change in net assets from capital transactions	(20,408,034)	(140,838,119)

Change in net assets	(2,645,236)	(117,955,479)

Net Assets:
Beginning of period	356,550,997	474,506,476

End of period	$353,905,761	$356,550,997

Accumulated undistributed net investment income at end of period	$173,844	$226,701

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$5,013,756	$12,891,795
Dividends reinvested	–	18,886,482
Cost of shares redeemed	(21,715,608)	(44,885,426)

Total Class I Shares	(16,701,852)	(13,107,149)

Class II Shares
Proceeds from shares issued	696,006	3,791,633
Dividends reinvested	–	3,448,601
Cost of shares redeemed	(3,329,256)	(7,112,157)

Total Class II Shares	(2,633,250)	128,077

Class IV Shares
Proceeds from shares issued	189,909	660,257
Dividends reinvested	–	1,461,444
Cost of shares redeemed	(1,262,841)	(2,272,746)

Total Class IV Shares	(1,072,932)	(151,045)

Class Y Shares (a)
Proceeds from shares issued	–	234,609
Dividends reinvested	–	–
Cost of shares redeemed	–	(127,942,611)

Total Class Y Shares	–	(127,708,002)

Change in net assets from capital transactions	$(20,408,034)	$(140,838,119)

14

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Small Company Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	216,952	590,352
Reinvested	–	925,808
Redeemed	(938,289)	(2,043,215)

Total Class I Shares	(721,337)	(527,055)

Class II Shares
Issued	31,846	182,905
Reinvested	–	178,130
Redeemed	(151,300)	(341,141)

Total Class II Shares	(119,454)	19,894

Class IV Shares
Issued	8,168	29,889
Reinvested	–	71,710
Redeemed	(54,580)	(103,738)

Total Class IV Shares	(46,412)	(2,139)

Class Y Shares (a)
Issued	–	10,778
Reinvested	–	–
Redeemed	–	(5,824,296)

Total Class Y Shares	–	(5,813,518)

Total change in shares	(887,203)	(6,322,818)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective April 27, 2017 all shares of Class Y were redeemed and Class Y shares are no longer offered.

The accompanying notes are an integral part of these financial statements.

15

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Small Company Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Six Months Ended June 30, 2018 (Unaudited)	$22.64	–	1.17	1.17	–	–	–	$23.81	5.17%	(g)	$281,608,341	1.08%	–		1.09%	87.65%
Year Ended December 31, 2017	$21.47	–	2.72	2.72	–	(1.55)	(1.55)	$22.64	13.49%		$284,126,029	1.06%	(0.01%	)	1.08%	161.14%
Year Ended December 31, 2016	$20.59	0.07	4.21	4.28	(0.06)	(3.34)	(3.40)	$21.47	22.83%		$280,764,253	1.08%	0.36%		1.10%	83.36%
Year Ended December 31, 2015	$23.45	0.08	(0.44)	(0.36)	(0.08)	(2.42)	(2.50)	$20.59	(1.63%	)	$256,333,386	1.08%	0.36%		1.09%	90.36%
Year Ended December 31, 2014	$27.54	0.06	0.06	0.12	(0.04)	(4.17)	(4.21)	$23.45	0.82%		$295,813,068	1.07%	0.24%		1.12%	55.31%
Year Ended December 31, 2013	$19.57	0.01	7.99	8.00	(0.03)	–	(0.03)	$27.54	40.91%		$332,146,172	1.08%	0.05%		1.13%	57.65%

Class II Shares
Six Months Ended June 30, 2018 (Unaudited)	$21.47	(0.03)	1.11	1.08	–	–	–	$22.55	5.03%		$49,724,995	1.33%	(0.24%	)	1.34%	87.65%
Year Ended December 31, 2017	$20.49	(0.05)	2.58	2.53	–	(1.55)	(1.55)	$21.47	13.20%		$49,909,734	1.31%	(0.26%	)	1.33%	161.14%
Year Ended December 31, 2016	$19.80	0.02	4.03	4.05	(0.02)	(3.34)	(3.36)	$20.49	22.54%		$47,222,837	1.33%	0.11%		1.35%	83.36%
Year Ended December 31, 2015	$22.66	0.02	(0.43)	(0.41)	(0.03)	(2.42)	(2.45)	$19.80	(1.94%	)(g)	$43,335,739	1.33%	0.11%		1.34%	90.36%
Year Ended December 31, 2014	$26.77	–	0.06	0.06	–	(4.17)	(4.17)	$22.66	0.60%	(g)	$50,022,345	1.32%	(0.01%	)	1.37%	55.31%
Year Ended December 31, 2013	$19.07	(0.04)	7.77	7.73	(0.03)	–	(0.03)	$26.77	40.55%		$55,277,965	1.33%	(0.20%	)	1.38%	57.65%

Class IV Shares
Six Months Ended June 30, 2018 (Unaudited)	$22.62	–	1.17	1.17	–	–	–	$23.79	5.17%		$22,572,425	1.08%	0.01%		1.09%	87.65%
Year Ended December 31, 2017	$21.45	–	2.72	2.72	–	(1.55)	(1.55)	$22.62	13.50%		$22,515,234	1.06%	(0.01%	)	1.08%	161.14%
Year Ended December 31, 2016	$20.58	0.07	4.20	4.27	(0.06)	(3.34)	(3.40)	$21.45	22.79%		$21,399,542	1.08%	0.36%		1.10%	83.36%
Year Ended December 31, 2015	$23.44	0.08	(0.44)	(0.36)	(0.08)	(2.42)	(2.50)	$20.58	(1.63%	)	$19,423,985	1.08%	0.36%		1.09%	90.36%
Year Ended December 31, 2014	$27.53	0.06	0.06	0.12	(0.04)	(4.17)	(4.21)	$23.44	0.82%		$21,501,616	1.07%	0.24%		1.12%	55.31%
Year Ended December 31, 2013	$19.56	0.01	8.00	8.01	(0.04)	–	(0.04)	$27.53	40.95%		$23,642,766	1.08%	0.05%		1.13%	57.65%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

16

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Small Company Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other unaffiliated insurance companies.

The Fund currently offers Class I, Class II, and Class IV shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

17

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

18

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise; they are classified as Level 3 investments within the hierarchy.

Equity Securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$8,875,823	$—	$—	$8,875,823
Air Freight & Logistics	7,566,305	—	—	7,566,305
Auto Components	6,290,128	—	—	6,290,128
Banks	47,325,288	—	—	47,325,288
Biotechnology	9,822,249	—	—	9,822,249
Building Products	2,761,721	—	—	2,761,721
Capital Markets	5,061,112	—	—	5,061,112
Chemicals	7,282,621	—	—	7,282,621
Commercial Services & Supplies	1,921,465	—	—	1,921,465
Communications Equipment	9,038,291	—	—	9,038,291
Construction & Engineering	4,390,954	—	—	4,390,954
Construction Materials	982,354	—	—	982,354
Consumer Finance	1,724,173	—	—	1,724,173
Distributors	2,503,170	—	—	2,503,170
Diversified Consumer Services	5,540,839	—	—	5,540,839
Diversified Financial Services	422,569	—	—	422,569
Electric Utilities	3,044,422	—	—	3,044,422

19

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Electrical Equipment	$888,794	$—	$—	$888,794
Electronic Equipment, Instruments & Components	10,020,292	—	—	10,020,292
Energy Equipment & Services	7,649,296	—	—	7,649,296
Equity Real Estate Investment Trusts (REITs)	14,235,689	—	—	14,235,689
Food & Staples Retailing	1,152,487	—	—	1,152,487
Food Products	107,454	—	—	107,454
Gas Utilities	5,100,702	—	—	5,100,702
Health Care Equipment & Supplies	17,126,466	—	—	17,126,466
Health Care Providers & Services	7,153,311	—	—	7,153,311
Health Care Technology	2,737,350	—	—	2,737,350
Hotels, Restaurants & Leisure	7,033,279	—	—	7,033,279
Household Durables	1,991,045	—	—	1,991,045
Insurance	17,867,555	—	—	17,867,555
Internet Software & Services	10,087,740	—	—	10,087,740
IT Services	2,325,792	—	—	2,325,792
Leisure Products	340,808	—	—	340,808
Life Sciences Tools & Services	2,415,216	—	—	2,415,216
Machinery	10,519,904	—	—	10,519,904
Media	3,942,623	—	—	3,942,623
Metals & Mining	4,242,516	—	—	4,242,516
Mortgage Real Estate Investment Trusts (REITs)	741,190	—	—	741,190
Multiline Retail	2,138,025	—	—	2,138,025
Oil, Gas & Consumable Fuels	12,506,417	—	—	12,506,417
Paper & Forest Products	1,028,909	—	—	1,028,909
Pharmaceuticals	3,851,272	—	—	3,851,272
Professional Services	4,382,960	—	—	4,382,960
Real Estate Management & Development	2,051,320	—	—	2,051,320
Road & Rail	3,957,227	—	—	3,957,227
Semiconductors & Semiconductor Equipment	8,311,549	—	—	8,311,549
Software	14,972,896	—	—	14,972,896
Specialty Retail	19,029,545	—	—	19,029,545
Technology Hardware, Storage & Peripherals	6,491,641	—	—	6,491,641
Textiles, Apparel & Luxury Goods	1,593,871	—	—	1,593,871
Thrifts & Mortgage Finance	6,279,841	—	—	6,279,841
Trading Companies & Distributors	6,723,557	—	—	6,723,557
Wireless Telecommunication Services	639,607	—	—	639,607
Total Common Stocks	$346,191,630	$—	$—	$346,191,630
Corporate Bonds	—	—	—	—
Exchange Traded Fund	3,538,094	—	—	3,538,094
Preferred Stock	—	—	—	—
Repurchase Agreements	—	25,554,033	—	25,554,033
Rights	—	—	20,541	20,541
Total	$349,729,724	$25,554,033	$20,541	$375,304,298

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

20

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

During the six months ended June 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

During the six months ended June 30, 2018, the Fund held three common stocks, two corporate bonds, one preferred stock and one rights investments that were categorized as Level 3 investments and which were each valued at $0.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Preferred Stocks	Rights	Total
Balance as of 12/31/2017	$—	$—	$—	$20,541	$20,541
Accrued Accretion/(Amortization)	—	—	—	—	—
Realized Gain (Loss)	—	—	—	—	—
Change in Unrealized Appreciation/Depreciation	—	—	—	—	—
Purchases	—	—	—	—	—
Sales	—	—	—	—	—
Transfers Into Level 3	—	—	—	—	—
Transfers Out of Level 3	—	—	—	—	—
Balance as of 6/30/2018	$—	$—	$—	$20,541	$20,541
Change in Unrealized Appreciation/Depreciation for Investments Still Held as of 6/30/2018	$—	$—	$—	$—	$—

Amounts designated as “—” are zero or have been rounded to zero.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

21

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

(c)	Securities Lending

During the six months ended June 30, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2018, were $25,554,033, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the noncash collateral received, please refer to in the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

22

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

(d)	Joint Repurchase Agreements

During the six months ended June 30, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2018, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc., 2.12%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,833, collateralized by U.S. Government Agency Securities, ranging from 0.14% - 4.44%, maturing 8/15/2038 - 4/20/2067; total market value $357,000,000.

NatWest Markets Securities, Inc., 1.90%, dated 6/27/2018, due 7/3/2018, repurchase price $225,071,250, collateralized by U.S. Government Treasury Securities, ranging from 1.38% - 3.63%, maturing 3/31/2020 - 8/15/2043; total market value $229,504,042.

Nomura Securities International, Inc., 2.10%, dated 6/29/2018, due 7/2/2018, repurchase price $350,061,250, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 8.00%, maturing 7/31/2018 - 8/15/2047; total market value $357,000,008.

Pershing LLC, 2.06%, dated 6/29/2018, due 7/2/2018, repurchase price $450,077,250, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 11.50%, maturing 7/25/2019 - 4/20/2068; total market value $459,000,001.

23

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

At June 30, 2018, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$7,554,033	$—	$7,554,033	$(7,554,033)	$—
NatWest Markets Securities, Inc.	5,000,000	—	5,000,000	(5,000,000)	$—
Nomura Securities International, Inc.	8,000,000	—	8,000,000	(8,000,000)	$—
Pershing LLC	5,000,000	—	5,000,000	(5,000,000)	$—
Total	$25,554,033	$—	$25,554,033	$(25,554,033)	$—

Amounts designated as “—” are zero.

*	At June 30, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

24

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

25

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Oppenheimer Funds, Inc.
Jacobs Levy Equity Management, Inc.

Effective March 23, 2018, Putnam Investment Management, LLC was terminated and ceased serving as subadviser to the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.885%
$200 million and more	0.835%

Effective April 30, 2018, the Trust and NFA have entered into a written contract waiving 0.023% of investment advisory fees of the Fund until April 30, 2019. Prior to April 30, 2018, the Trust and NFA had entered into a written contract waiving 0.015% of investment advisory fees of the Fund. During the six months ended June 30, 2018, the waiver of such investment advisory fees by NFA amounted to $26,405, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2018, the Fund’s effective advisory fee rate before contractual fee waivers was 0.86%, and after contractual fee waivers was 0.84%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2018, NFM earned $87,212, in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

26

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2018, the Fund’s portion of such costs amounted to $689.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% for the average daily net assets of Class I and Class II shares, and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the six months ended June 30, 2018, the effective rate for administrative service fees was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively, for a total amount of $264,021.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the six months ended June 30, 2018, the Fund had no borrowings under the line of credit.

27

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the six months ended June 30, 2018, the Fund had purchases of $301,819,511 and sales of $317,957,926 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

28

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the six months ended June 30, 2018.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the six months ended June 30, 2018, the Fund recaptured $55,028 of brokerage commissions.

10.  Federal Tax Information

As of June 30, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$332,923,307	$51,971,566	$(9,590,575)	$42,380,991

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 11, 2019. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2018 (discussed above under “Line of Credit and Interfund Lending”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

29

Supplemental Information

June 30, 2018 (Unaudited)

NVIT Multi-Manager International Growth Fund

NVIT Multi-Manager International Value Fund

NVIT Multi-Manager Large Cap Growth Fund

NVIT Multi-Manager Large Cap Value Fund

NVIT Multi-Manager Mid Cap Growth Fund

NVIT Multi-Manager Mid Cap Value Fund

NVIT Multi-Manager Small Cap Growth Fund

NVIT Multi-Manager Small Cap Value Fund

NVIT Multi-Manager Small Company Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2018 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the continuation of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s performance rankings (over multiple periods ended August 31, 2017) compared with performance universes created by Broadridge of similar or peer group funds and expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”);

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

The Adviser also provided to the Trustees comparative expense information for customized peer groups created by the Adviser, for certain Funds where the Adviser did not consider that the Broadridge peer group provided an appropriate comparison.

In January 2018, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2018 meeting was to ensure that the Trustees had the opportunity to consider and discuss matters they deemed relevant to the

30

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

continuation of the Advisory Agreements, and to discuss and request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser discussed with the Trustees its recommendations with respect to the continuation of the Advisory Agreements and the bases for those recommendations. The Trustees also met telephonically with Independent Legal Counsel in advance of the January 2018 meeting to review the meeting materials and address each Fund’s performance and expenses. Prior to the January 2018 meeting, the Trustees requested that the Adviser provide additional information regarding various issues.

At the March 2018 Board meeting, the Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in response to requests made by the Trustees in connection with the January 2018 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during a telephonic meeting in advance of the March 2018 meeting and during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the relevant Sub-Advisers. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Advisers; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

The Trustees considered detailed information regarding the investment performance of each of the Funds, including among other things factors that had enhanced and detracted from a Fund’s performance, short- and longer-term trends in performance, and market conditions. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with

31

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

the Adviser’s and/or the Sub-Advisers’ portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. The Trustees noted that each of NVIT Multi-Manager Large Cap Value Fund, NVIT Multi-Manager Mid Cap Growth Fund, NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Cap Value Fund, and NVIT Multi-Manager Small Company Fund ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2017. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period. As to the remaining Funds, the Trustees considered among other things the following additional information:

NVIT Multi-Manager International Growth Fund. The Trustees considered the Adviser’s statements that the Fund’s underperformance over the three-year period was due primarily to style factors with respect to one of the Fund’s two Sub-Advisers. They considered that the Adviser continues to have confidence in both Sub-Advisers and will monitor them closely going forward to determine whether assets might be allocated differently between them, or to another Sub-Adviser.

NVIT Multi-Manager International Value Fund. The Trustees noted that one of the Fund’s two Sub-Advisers was appointed in July 2017, and so did not make any performance determination with respect to that Sub-Adviser. With respect to the Fund’s other Sub-Adviser, the Trustees considered the Adviser’s statements that the Sub-Adviser’s underperformance was the result of its sector allocations and style factors and that the Sub-Adviser had begun to deliver positive relative returns in recent periods. The Trustees further considered that the Adviser continues to have confidence in both Sub-Advisers.

NVIT Multi-Manager Large Cap Growth Fund. The Trustees noted that one of the Fund’s three Sub-Advisers was appointed in April 2017, replacing a prior sub-adviser, and so did not make any performance determination with respect to that Sub-Adviser. The Trustees considered the Adviser’s statements that the two other Sub-Advisers had underperformed during the three-year period, both due to stock selection and style factors. They considered that the Adviser continues to have confidence in the Fund’s Sub-Advisers and will monitor them closely going forward to determine whether assets might be allocated differently between them, or to another Sub-Adviser.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Advisers’ responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted the Adviser’s statement that the total expense ratios (including 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) of the Funds, other than the NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Company Fund, ranked within the first quintile of the funds in the Funds’ Broadridge expense groups; the NVIT Multi-Manager Small Cap Growth Fund ranked in the second quintile; and the NVIT Multi-Manager Small Company Fund ranked in the middle of its peer funds. The Trustees also noted the Adviser’s statement that the actual advisory fee rates for all of the Funds ranked within the top three quintiles of their expense peer groups, or exceeded the 60th comparative

32

Supplemental Information (Continued)

June 30, 2018 (Unaudited)

percentile by a relatively small amount. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints.

-        -         -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements.

33

Management Information

June 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

34

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

35

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

36

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

37

Management Information (Continued)

June 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

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Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index that measures the performance of external-currency-denominated debt instruments of emerging markets as determined by Bloomberg: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities that have a remaining maturity of at least 10 years and less than 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged market value-weighted index that measures performance of U.S. dollar-denominated corporate debt in the Industrial, Utility, and Finance sectors. The index comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

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Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

40

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

Not Applicable: The information required by this item is required only in an annual report on the Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)	(1)	Disclose that the registrant’s board of directors has determined that the registrant either:

		(i)	Has at least one audit committee financial expert serving on its audit committee; or

		(ii)	Does not have an audit committee financial expert serving on its audit committee.

(2)

If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

		(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

		(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. § 80a-2(a)(19)).

	(3)	If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not Applicable: The information required by this item is required only in an annual report on the Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

3

(e)    (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not Applicable: The additional information required by this item is required only in an annual report on the Form N-CSR.

Item 5.    Audit Committee of Listed Registrants.

(a)

If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR § 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. § 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. § 78c(a)(58)(B)), so state.

Not Applicable

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR § 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not Applicable

Item 6.    Investments.

(a)

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of the Regulation S-X [17 CFR § 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

This schedule is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)

If the registrant has divested itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940 following the filing of its last report on Form N-CSR and before filing of the current report, disclosed the following information for each such divested security:

(1)	Name of the issuer;

4

(2)	Exchange ticker symbol;

(3)	Committee on Uniform Securities Identification Procedures (“CUSIP’) number;

(4)	Total number of shares or, for debt securities, principal amount divested;

(5)	Date(s) that the securities were divested;

(6)

If the registrant holds any securities of the issuer on the date of filing, the exchange ticker symbol; CUSIP number; and the total number of shares or, for debt securities, principal amount held on the date of filing; and

(7)	Name of the statute that added the provision of Section 13(c) in accordance with which the securities were divested.

This Item 6(b) shall terminate one year after the date on which all statutory provisions that underlie Section 13(c) of the Investment Company Act of 1940 have terminated.

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. § 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR § 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. § 781).

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR § 240.14a-101), or this Item.

5

Not Applicable

{ For purposes of this Item, adoption of procedures by which shareholders may recommend nominees to the registrant’s board of directors, where the registrant’s most recent proxy disclosure (in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR § 240.14a-101)), or this Item, indicated that the registrant did not have in place such procedures, will constitute a material change.}

Item 11. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures, as most-recently amended and restated as of June 13, 2018, are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the most recent fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

If the registrant is a closed-end management company, provide the information specified in paragraphs (a) and (b) of this item relating to the securities lending activities of the registrant.

Not Applicable.

Item 13. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not Applicable: The information required by this item is required only in an annual report on the Form N-CSR.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2).

Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR § 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to ten (10) or more persons.

6

Not Applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

Certifications pursuant to Rule 30a-2(b) are furnished herewith.

7

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NATIONWIDE VARIABLE INSURANCE TRUST

By (Signature and Title)	/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	August 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

NATIONWIDE VARIABLE INSURANCE TRUST

By (Signature and Title)	/s/ Michael S. Spangler
	Name:	Michael S. Spangler
	Title:	Principal Executive Officer
	Date:	August 22, 2018

NATIONWIDE VARIABLE INSURANCE TRUST

By (Signature and Title)	/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	August 22, 2018

* Print the name and title of each signing officer under his or her signature.

All Section 302 certifications should be included in one EDGAR EX-99.CERT exhibit document and all Section 906 certifications should be included in a separate EDGAR EX-99.906CERT exhibit document to Form N-CSR.

[Do not include this language in the filing.]

8